SEC. File Nos. 002-86838

811-03857

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 70

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 70

__________________

AMERICAN FUNDS INSURANCE SERIES

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071-1406

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

__________________

Steven I. Koszalka, Secretary

American Funds Insurance Series

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

__________________

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

(Counsel for the Registrant)

__________________

Approximate date of proposed public offering:

It is proposed that this filing become effective on May 1, 2015, pursuant to paragraph (b) of Rule 485.

American Funds Insurance Series® Prospectus Class 1 shares May 1, 2015

Global Growth Fund	Capital Income Builder®
Global Small Capitalization Fund	Asset Allocation Fund
Growth Fund	Global Balanced Fund
International Fund	Bond Fund
New World Fund®	Global Bond Fund
Blue Chip Income and Growth Fund	High-Income Bond Fund
Global Growth and Income Fund	Mortgage Fund
Growth-Income Fund	U.S. Government/AAA-Rated Securities Fund
International Growth and Income Fund	Cash Management Fund

Summaries:
Global Growth Fund	1
Global Small Capitalization Fund	4
Growth Fund	7
International Fund	10
New World Fund	13
Blue Chip Income and Growth Fund	17
Global Growth and Income Fund	20
Growth-Income Fund	23
International Growth and Income Fund	26
Capital Income Builder	29
Asset Allocation Fund	32
Global Balanced Fund	36
Bond Fund	40
Global Bond Fund	44
High-Income Bond Fund	48
Mortgage Fund	51
U.S. Government/AAA-Rated Securities Fund	55
Cash Management Fund	59
Investment objectives, strategies and risks	61
Management and organization	89
Purchases and redemptions of shares	95
Plan of distribution	96
Fund expenses	96
Investment results	96
Distributions and taxes	96
Financial highlights	97

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Global Growth Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.52%
Other expenses	0.03
Total annual fund operating expenses	0.55

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$56	$176	$307	$689

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 1

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 2

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 4/30/97)	2.52%	10.80%	8.87%	9.71%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	9.17	6.09	5.93
Lipper Global Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	3.86	9.09	6.10	6.22

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Isabelle de Wismes	3 years	Partner – Capital World Investors
Jonathan Knowles	2 years	Partner – Capital World Investors
Steven T. Watson	13 years	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 3

Global Small Capitalization Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.70%
Other expenses	0.04
Total annual fund operating expenses	0.74

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$76	$237	$411	$918

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 4

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 5

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Small-/Mid-Cap Funds Average includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 4/30/98)	2.36%	9.19%	8.32%	9.92%
MSCI All Country World Small Cap Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	1.78	11.61	8.17	7.81
Lipper Global Small-/Mid-Cap Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	–1.06	9.99	6.86	7.67

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mark E. Denning	17 years	Partner – Capital Research Global Investors
J. Blair Frank	12 years	Partner – Capital Research Global Investors
Claudia P. Huntington	2 years	Partner – Capital Research Global Investors
Lawrence Kymisis	3 years	Partner – Capital Research Global Investors
Harold H. La	7 years	Partner – Capital Research Global Investors
Aidan O’Connell	1 year	Vice President – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 6

Growth Fund

Investment objective

The fund’s investment objective is to provide you with growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.33%
Other expenses	0.02
Total annual fund operating expenses	0.35

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$36	$113	$197	$443

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 7

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth Funds Index and the Lipper Capital Appreciation Funds Index include mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 8

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 2/8/84)	8.78%	13.87%	8.10%	12.64%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	11.39
Lipper Growth Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	10.28	14.46	7.00	9.60
Lipper Capital Appreciation Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	9.81	13.23	8.02	9.77

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Donnalisa Parks Barnum	12 years	Partner – Capital World Investors
Gregory D. Johnson	8 years	Partner – Capital World Investors
Michael T. Kerr	10 years	Partner – Capital World Investors
Ronald B. Morrow	12 years	Partner – Capital World Investors
Andraz Razen	2 years	Vice President – Capital World Investors
Alan J. Wilson	1 year	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 9

International Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.50%
Other expenses	0.04
Total annual fund operating expenses	0.54

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$55	$173	$302	$677

Portfolio turnover The fund pays transaction costs such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 10

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 11

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper International Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 5/1/90)	–2.41%	5.45%	6.61%	8.43%
MSCI All Country World ex USA Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–3.87	4.43	5.13	5.90
Lipper International Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	–4.23	5.70	5.29	6.50

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Sung Lee Vice President	9 years	Partner – Capital Research Global Investors
L. Alfonso Barroso	6 years	Partner – Capital Research Global Investors
Jesper Lyckeus	8 years	Partner – Capital Research Global Investors
Christopher M. Thomsen	9 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 12

New World Fund

Investment objective

The fund’s investment objective is long-term capital appreciation.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.72%
Other expenses	0.06
Total annual fund operating expenses	0.78

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$80	$249	$433	$966

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund’s investment adviser maintains a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Greece, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

American Funds Insurance Series / Prospectus 13

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

American Funds Insurance Series / Prospectus 14

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The MSCI Emerging Markets Index reflects the market sectors and securities in which the fund primarily invests. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 6/17/99)	–7.63%	4.43%	8.67%	8.58%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	9.17	6.09	4.12
MSCI Emerging Markets Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–2.19	1.78	8.43	8.02

American Funds Insurance Series / Prospectus 15

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Carl M. Kawaja Vice President	16 years	Partner – Capital World Investors
Nicholas J. Grace	3 years	Partner – Capital World Investors
Galen Hoskin	9 years	Partner – Capital World Investors
Robert H. Neithart	3 years	Partner – Capital Fixed Income Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 16

Blue Chip Income and Growth Fund

Investment objectives

The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.40%
Other expenses	0.02
Total annual fund operating expenses	0.42

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$43	$135	$235	$530

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The fund’s investment adviser considers these types of investments to be “blue chip” stocks. In seeking to produce a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The fund invests, under normal market conditions, at least 90% of its assets in equity securities. The fund is designed for investors seeking both income and capital appreciation.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 17

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth and Income Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 18

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 7/5/01)	15.69%	14.52%	7.61%	6.00%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	6.04
Lipper Growth and Income Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	8.77	12.30	6.37	5.54

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Christopher D. Buchbinder	8 years	Partner – Capital Research Global Investors
James B. Lovelace	8 years	Partner – Capital Research Global Investors
James Terrile	3 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 19

Global Growth and Income Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.60%
Other expenses	0.03
Total annual fund operating expenses	0.63

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$64	$202	$351	$786

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of well-established companies around the world, which the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 20

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 21

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	Lifetime
Fund (inception date — 5/1/06)	6.00%	10.39%	6.24%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	9.17	4.56
Lipper Global Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	3.86	9.09	4.55

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Gregg E. Ireland	9 years	Partner – Capital World Investors
Martin Romo	6 years	Partner – Capital World Investors
Andrew B. Suzman	6 years	Partner – Capital World Investors
Steven T. Watson	9 years	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 22

Growth-Income Fund

Investment objectives

The fund’s investment objectives are to achieve long-term growth of capital and income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.27%
Other expenses	0.02
Total annual fund operating expenses	0.29

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$30	$93	$163	$368

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 23

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth and Income Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 24

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 2/8/84)	10.91%	13.96%	7.35%	11.42%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	11.39
Lipper Growth and Income Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	8.77	12.30	6.37	9.91

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Donald D. O’Neal Vice Chairman of the Board	10 years	Partner – Capital Research Global Investors
Dylan Yolles Vice President	10 years	Partner – Capital International Investors
J. Blair Frank	9 years	Partner – Capital Research Global Investors
Claudia P. Huntington	21 years	Partner – Capital Research Global Investors
William L. Robbins	3 years	Partner – Capital International Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 25

International Growth and Income Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.64%
Other expenses	0.04
Total annual fund operating expenses	0.68

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$69	$218	$379	$847

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed or traded on exchanges outside the United States. The fund therefore expects to be invested in numerous countries outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund focuses on stocks of companies with strong earnings that pay dividends. The fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 26

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 27

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper International Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	Lifetime
Fund (inception date — 11/18/08)	–2.93%	5.85%	12.34%
MSCI All Country World ex USA Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–3.87	4.43	11.26
Lipper International Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	–4.23	5.70	11.72

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Sung Lee Vice President	7 years	Partner – Capital Research Global Investors
Jesper Lyckeus	7 years	Partner – Capital Research Global Investors
David M. Riley	7 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 28

Capital Income Builder

Investment objectives

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.50%
Other expenses*	0.03
Total annual fund operating expenses	0.53
*	Based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$54	$170	$296	$665

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the period from commencement of the fund’s investment operations, May 1, 2014, to the end of the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal investment strategies

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 29

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how the fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 30

Investment results

Because the fund is expected to begin investment operations on or after May 1, 2014, information regarding investment results is not available as of the date of this prospectus.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	1 year	Partner – Capital Fixed Income Investors
Darcy Kopcho	1 year	Partner – Capital International Investors
Theodore R. Samuels	1 year	Partner – Capital International Investors
Philip Winston	1 year	Partner – Capital International Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 31

Asset Allocation Fund

Investment objective

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.28%
Other expenses	0.02
Total annual fund operating expenses	0.30

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$31	$97	$169	$381

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal investment strategies

In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 32

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series / Prospectus 33

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% S&P/Barclays Index is a composite blend of 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the fund may invest. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 8/1/89)	5.66%	11.81%	7.51%	8.64%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	9.63
Barclays U.S. Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.97	4.45	4.71	6.48
60%/40% S&P/Barclays Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	10.60	11.18	6.76	8.64

American Funds Insurance Series / Prospectus 34

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	15 years	Partner – Capital World Investors
J. David Carpenter	2 years	Partner – Capital World Investors
David A. Daigle	6 years	Partner – Capital Fixed Income Investors
Jeffrey T. Lager	8 years	Partner – Capital World Investors
James R. Mulally	9 years	Partner – Capital Fixed Income Investors
Eugene P. Stein	7 years	Partner – Capital World Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 35

Global Balanced Fund

Investment objectives

This fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.66%
Other expenses	0.05
Total annual fund operating expenses	0.71

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$73	$227	$395	$883

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal investment strategies

As a balanced fund with global scope, the fund seeks to invest in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The fund will allocate its assets among securities of companies domiciled in various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

The fund’s investments in issuers domiciled outside the United States may include securities of issuers domiciled in developing countries.

Normally, the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus is on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally, the fund will invest at least 30% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

American Funds Insurance Series / Prospectus 36

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

American Funds Insurance Series / Prospectus 37

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% MSCI ACWI/Barclays Index is a composite blend of 60% of the MSCI All Country World Index and 40% of the Barclays Global Aggregate Index and represents a broad measure of the global stock and bond markets, including market sectors in which the fund may invest. The Lipper Flexible Portfolio Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 38

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date — 5/2/11)	1.87%	5.45%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	6.58
Barclays Global Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	0.59	0.88
60%/40% MSCI ACWI/Barclays Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	2.78	4.44
Lipper Flexible Portfolio Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	4.31	6.43

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Hilda L. Applbaum	4 years	Partner – Capital World Investors
Mark A. Brett	4 years	Partner – Capital Fixed Income Investors
Paul Flynn	2 years	Partner – Capital World Investors
Joanna F. Jonsson	4 years	Partner – Capital World Investors
Robert H. Neithart	4 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 39

Bond Fund

Investment objective

The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.37%
Other expenses	0.02
Total annual fund operating expenses	0.39

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$40	$125	$219	$493

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 365% of the average value of its portfolio.

Principal investment strategies

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests at least 80% of its assets in bonds and other debt securities. The fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The fund may invest in debt securities of issuers domiciled outside the United States, including in emerging markets. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. In addition, the fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to-be-announced contracts and mortgage rolls. These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental research, which may include analysis of credit quality, general economic conditions and various quantitative measures and, in the case of corporate obligations, meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 40

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

American Funds Insurance Series / Prospectus 41

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Core Bond Funds Average includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 1/2/96)	5.59%	4.43%	3.72%	5.10%
Barclays U.S. Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.97	4.45	4.71	5.60
Lipper Core Bond Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	5.33	4.68	4.24	5.04

American Funds Insurance Series / Prospectus 42

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David C. Barclay	17 years	Partner – Capital Fixed Income Investors
David A. Hoag	8 years	Partner – Capital Fixed Income Investors
Thomas H. Høgh	8 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 43

Global Bond Fund

Investment objective

The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.53%
Other expenses	0.04
Total annual fund operating expenses	0.57

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$58	$183	$318	$714

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 200% of the average value of its portfolio.

Principal investment strategies

Under normal market circumstances, the fund invests at least 80% of its assets in bonds. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Normally, the fund’s debt obligations consist substantially of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 35% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with government officials, central banks and company executives. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 44

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series / Prospectus 45

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Income Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	Lifetime
Fund (inception date — 10/4/06)	1.71%	3.16%	5.00%
Barclays Global Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	0.59	2.65	4.37
Lipper Global Income Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	2.69	4.15	4.78

American Funds Insurance Series / Prospectus 46

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mark A. Brett	Less than 1 year	Partner – Capital Fixed Income Investors
David A. Daigle	Less than 1 year	Partner – Capital Fixed Income Investors
Thomas H. Høgh	9 years	Partner – Capital Fixed Income Investors
Robert H. Neithart	2 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 47

High-Income Bond Fund

Investment objectives

The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.46%
Other expenses	0.02
Total annual fund operating expenses	0.48

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$49	$154	$269	$604

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.”

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 48

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 49

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper High Yield Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 2/8/84)	0.80%	7.67%	5.91%	9.21%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	2.46	8.98	7.73	N/A
Lipper High Yield Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	2.24	8.47	6.35	7.64

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David C. Barclay	22 years	Partner – Capital Fixed Income Investors
David A. Daigle	6 years	Partner – Capital Fixed Income Investors
Laurentius Harrer	Less than 1 year	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 50

Mortgage Fund

Investment objective

The fund’s investment objective is to provide current income and preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.42%
Other expenses	0.03
Total annual fund operating expenses	0.45

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$46	$144	$252	$567

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 790% of the average value of its portfolio.

Principal investment strategies

Normally, at least 80% of the fund’s assets is invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts and mortgage dollar rolls). The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may also invest in debt issued by federal agencies.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers, anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 51

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

American Funds Insurance Series / Prospectus 52

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

It is important to note that neither your investment in the fund nor the fund’s yield is guaranteed by the U.S. government. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Intermediate U.S. Government Funds Average includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. The Lipper GNMA Funds Average includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date — 5/2/11)	5.54%	3.10%
Barclays U.S. Mortgage Backed Securities Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	6.08	3.17
Lipper Intermediate U.S. Government Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	4.05	2.43
Lipper GNMA Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	5.04	2.55

American Funds Insurance Series / Prospectus 53

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	1 year	Partner – Capital Fixed Income Investors
Fergus N. MacDonald	4 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 54

U.S. Government/AAA-Rated Securities Fund

Investment objective

The fund’s investment objective is to provide a high level of current income consistent with preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.33%
Other expenses	0.02
Total annual fund operating expenses	0.35

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$36	$113	$197	$443

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 387% of the average value of its portfolio.

Principal investment strategies

Normally, the fund invests at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government or debt securities that are rated Aaa or AAA by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

The fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities, such as to-be-announced contracts and mortgage dollar rolls. The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuer.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers and anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 55

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

American Funds Insurance Series / Prospectus 56

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

It is important to note that neither your investment in the fund nor the fund’s yield is guaranteed by the U.S. government. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how the fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper General U.S. Government Funds Average includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. The Consumer Price Index provides a comparison of the fund’s results to inflation. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 12/2/85)	5.24%	3.61%	4.20%	6.30%
Barclays U.S. Government/Mortgage Backed Securities Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.41	3.69	4.50	6.87
Lipper General U.S. Government Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	5.85	3.42	3.74	5.95
Consumer Price Index (CPI)	0.76	1.69	2.12	2.67

American Funds Insurance Series / Prospectus 57

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	Less than 1 year	Partner – Capital Fixed Income Investors
Fergus N. MacDonald	5 years	Partner – Capital Fixed Income Investors
Ritchie Tuazon	Less than 1 year	Vice President – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 58

Cash Management Fund

Investment objective

The investment objective of the fund is to provide you with a way to earn income on your cash reserves while preserving capital and maintaining liquidity.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management fee	0.32%
Other expenses	0.02
Total annual fund operating expenses	0.34

Example This example is intended to help you compare the cost of investing in Class 1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$35	$109	$191	$431

Principal investment strategies

Normally, the fund invests substantially in high-quality money market instruments such as commercial paper, commercial bank obligations, government securities, and short-term corporate bonds and notes. Certain of these securities may have credit and liquidity support features, including guarantees and letters of credit.

The fund may invest in securities issued by entities domiciled outside the United States and securities with credit and liquidity support features provided by entities domiciled outside the United States. The fund may also invest in securities of U.S. issuers with substantial operations outside the United States.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to provide current income while preserving capital and maintaining liquidity. The investment adviser believes that an important way to accomplish this is by analyzing various factors, including the credit strength of the issuer, prices of similar securities issued by comparable issuers, current and anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. The fund is not managed to maintain a stable asset value of $1.00 per share and it is possible to lose money by investing in the fund.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in money market securities — The values and liquidity of the securities held by the fund may be affected by changing interest rates, changes in the credit quality of the issuers of the securities, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

American Funds Insurance Series / Prospectus 59

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results of the Class 1 shares of the fund have varied from year to year, and the following table shows the fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 2/8/84)	–0.27%	–0.21%	1.35%	3.82%

Management

Investment adviser Capital Research and Management CompanySM

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 60

Investment objectives, strategies and risks

Global Growth Fund

The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

American Funds Insurance Series / Prospectus 61

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Global Small Capitalization Fund

The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. This policy is subject to change only upon 60 days’ written notice to shareholders. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

American Funds Insurance Series / Prospectus 62

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Small-/Mid-Cap Funds Average is composed of funds that invest at least 75% of their equity assets in companies both inside and outside of the United States with market capitalizations (on a three-year weighted basis) below Lipper’s global large-cap floor. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Growth Fund

The fund’s investment objective is to provide you with growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

American Funds Insurance Series / Prospectus 63

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth Funds Index is an equally weighted index of growth funds. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The Lipper Capital Appreciation Funds Index is an equally weighted index of funds that aim for maximum capital appreciation. The results of the underlying funds in both Lipper indexes include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

International Fund

The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

American Funds Insurance Series / Prospectus 64

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper International Funds Index is an equally weighted index of funds that invest assets in securities with primary trading markets outside the United States. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 65

New World Fund

The fund’s investment objective is long-term capital appreciation. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund’s investment adviser maintains a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Greece, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

American Funds Insurance Series / Prospectus 66

securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results for both indexes reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. These indexes are unmanaged and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 67

Blue Chip Income and Growth Fund

The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. In seeking to produce a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The fund invests, under normal market conditions, at least 90% of its assets in equity securities. The fund is designed for investors seeking both income and capital appreciation.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level

American Funds Insurance Series / Prospectus 68

and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Global Growth and Income Fund

The fund’s investment objective is to provide you with long-term growth of capital while providing current income. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of well established companies around the world, which the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value,

American Funds Insurance Series / Prospectus 69

than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Growth-Income Fund

The fund’s investment objectives are to achieve long-term growth of capital and income. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries

American Funds Insurance Series / Prospectus 70

may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

International Growth and Income Fund

The fund’s investment objective is to provide you with long-term growth of capital while providing current income. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed or traded on exchanges outside the United States. The fund therefore expects to be invested in numerous countries outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund focuses on stocks of companies with strong earnings that pay dividends. The fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

American Funds Insurance Series / Prospectus 71

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper International Funds Index is an equally weighted index of funds that invest assets in securities with primary trading markets outside the United States. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 72

Capital Income Builder

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States, including developing countries.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities, including preferred stocks and convertible preferred stocks). Generally, the fund may invest in common stocks of companies with a broad range of capitalizations. In addition, the fund may invest in bonds and other debt securities of any maturity or duration, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund’s debt obligations will consist primarily of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may invest to a limited extent in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult

American Funds Insurance Series / Prospectus 73

to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Asset Allocation Fund

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

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Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and

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other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 60%/40% S&P/Barclays Index blends the S&P 500 Index with the Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

Global Balanced Fund

The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund will invest a significant portion of its assets in securities of issuers outside the United States, including issuers in developing countries.

In addition, the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments under normal market conditions. Although the fund’s equity investments focus on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally, the fund will invest at least 30% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund may also invest to a limited extent in lower quality, higher yielding debt securities, including those convertible into common stocks (rated Ba1 or below or BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

There are no restrictions on the maturity or duration of the bonds and other debt securities in the fund’s portfolio.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult

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to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

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In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Barclays Global Aggregate Index represents the global investment-grade fixed income markets. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 60%/40% MSCI ACWI/Barclays Index blends the MSCI All Country World Index with the Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly. The Lipper Flexible Portfolio Funds Index is an equally weighted index of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Bond Fund

The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests at least 80% of its assets in bonds and other debt securities. This policy is subject to change only upon 60 days’ written notice to shareholders. The fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The fund may invest in debt securities of issuers domiciled outside the United States, including in emerging markets. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. In addition, the fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to-be-announced contracts and mortgage rolls. These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

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Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

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securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Core Bond Funds Average is composed of funds that invest at least 85% of their net assets in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Global Bond Fund

The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Under normal market circumstances, the fund invests at least 80% of its assets in bonds. This policy is subject to change only upon 60 days’ written notice to shareholders. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Normally, the fund’s debt obligations consist substantially of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 35% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar. Generally, the fund may invest in debt securities of any maturity or duration.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

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Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries

American Funds Insurance Series / Prospectus 81

may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays Global Aggregate Index represents the global investment-grade fixed income markets. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Income Funds Index is an equally weighted index of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

High-Income Bond Fund

The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” Generally, the fund may invest in debt securities of any maturity or duration.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general

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economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence on the date the fund began investment operations; therefore, lifetime results are not shown. The Lipper High Yield Funds Index is an equally weighted index of funds that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 83

Mortgage Fund

The fund’s investment objective is to provide current income and preservation of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, at least 80% of the fund’s assets is invested in mortgage-related securities. These include, but are not limited to, mortgage-backed securities, other securities collateralized by mortgage loans, as well as contracts for future delivery of such securities (such as to-be-announced contracts and mortgage dollar rolls). This policy is subject to change only upon 60 days’ written notice to shareholders.

The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government and non-government mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest a portion of its assets in securities rated in the Aa/AA and A rating categories (by NRSROs designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in securities of issuers domiciled outside the United States; however, all such securities will be U.S.- dollar denominated. The fund may also invest in debt issued by federal agencies.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no

American Funds Insurance Series / Prospectus 84

assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Mortgage Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Intermediate U.S. Government Funds Average is composed of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. The results of the underlying funds in the average include reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. The Lipper GNMA Funds Average is composed of funds that invest primarily in Government National Mortgage Association securities. The results of the underlying funds in the averages include reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 85

U.S. Government/AAA-Rated Securities Fund

The fund’s investment objective is to provide a high level of current income consistent with preservation of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund invests at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government or debt securities that are rated Aaa or AAA by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. This policy is subject to change only upon 60 days’ written notice to shareholders. The fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

The fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities, such as to-be-announced contracts and mortgage dollar rolls. The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuer.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

American Funds Insurance Series / Prospectus 86

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Government/Mortgage-Backed Securities Index is a market-value-weighted index that covers fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and the mortgage-backed pass-through securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. This index is unmanaged and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper General U.S. Government Funds Average is composed of funds that invest primarily in U.S. government and agency issues. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the fund for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series / Prospectus 87

Cash Management Fund

The investment objective of the fund is to provide you with a way to earn income on your cash reserves while preserving capital and maintaining liquidity. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund invests substantially in high-quality money market instruments such as commercial paper, commercial bank obligations, government securities, and short-term corporate bonds and notes. Some of the securities held by the fund may have credit and liquidity support features, including guarantees and letters of credit. The fund may invest in securities issued by entities domiciled outside the United States and securities with credit and liquidity support features provided by entities domiciled outside the United States. The fund may also invest in securities of U.S. issuers with substantial operations outside the United States.

The fund is not managed to maintain a stable asset value of $1.00 per share and it is possible to lose money by investing in the fund.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in money market securities — The values and liquidity of the securities held by the fund may be affected by changing interest rates, changes in the credit quality of the issuers of the securities, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Insurance Series / Prospectus 88

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the Series and other mutual funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolios and business affairs of the Series. The total management fee paid by each fund for the previous fiscal year, in each case expressed as a percentage of average net assets of that fund, appears in the Annual Fund Operating Expenses table for each fund. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the Series’ Investment Advisory and Service Agreement by the Series’ board of trustees is contained in the Series’ annual report to shareholders for the fiscal year ended December 31, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The Series’ shareholders approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders of the Series approved a proposal to reorganize the Series into a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization.

Portfolio holdings A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

American Funds Insurance Series / Prospectus 89

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition to the portfolio managers below, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. To the extent applicable, a fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

The primary individual portfolio managers for each of the funds are:

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
Donald D. O’Neal Vice Chairman of the Board	Partner – Capital Research Global Investors Investment professional for 30 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 10 years
Alan N. Berro President	Partner – Capital World Investors Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 15 years
Carl M. Kawaja Vice President	Partner – Capital World Investors Investment professional for 28 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 16 years
Sung Lee Vice President	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 9 years International Growth and Income Fund — 7 years
Dylan Yolles Vice President	Partner – Capital International Investors Investment professional for 18 years in total; 15 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 10 years (plus 5 years of prior experience as an investment analyst for the fund)
Hilda L. Applbaum	Partner – Capital World Investors Investment professional for 28 years in total; 20 years with Capital Research and Management Company or affiliate	Serves as an equity/fixed-income portfolio manager for: Global Balanced Fund — 4 years
David C. Barclay	Partner – Capital Fixed Income Investors Investment professional for 34 years in total; 27 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 17 years High-Income Bond Fund — 22 years
Donnalisa Parks Barnum	Partner – Capital World Investors Investment professional for 34 years in total; 29 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 12 years
L. Alfonso Barroso	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 6 years
American Funds Insurance Series / Prospectus 90

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
David J. Betanzos	Partner – Capital Fixed Income Investors Investment professional for 15 years in total; 13 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Capital Income Builder — 1 year Mortgage Fund — 1 year U.S. Government/AAA-Rated Securities Fund — Less than 1 year
Mark A. Brett	Partner – Capital Fixed Income Investors Investment professional for 36 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Global Balanced Fund — 4 years Global Bond Fund — Less than 1 year
Christopher D. Buchbinder	Partner – Capital Research Global Investors Investment professional for 20 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 8 years
J. David Carpenter	Partner – Capital World Investors Investment professional for 21 years in total; 17 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 2 years
David A. Daigle	Partner – Capital Fixed Income Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for:
Asset Allocation Fund — 6 years
Global Bond Fund — Less than 1 year
High-Income Bond Fund — 6 years (plus 9 years of prior experience as an investment analyst for the fund)
Isabelle de Wismes	Partner – Capital World Investors Investment professional for 31 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 3 years (plus 14 years of prior experience as an investment analyst for the fund)
Mark E. Denning	Partner – Capital Research Global Investors Investment professional for 33 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 17 years
Paul Flynn	Partner – Capital World Investors Investment professional for 19 years in total; 17 years with Capital Research and Management Company or affiliate	Serves as an equity/fixed-income portfolio manager for: Global Balanced Fund — 2 years
J. Blair Frank	Partner – Capital Research Global Investors Investment professional for 22 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 12 years Growth-Income Fund — 9 years
Nicholas J. Grace	Partner – Capital World Investors Investment professional for 25 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 3 years (plus 8 years of prior experience as an investment analyst for the fund)
Laurentius Harrer	Partner – Capital Fixed Income Investors Investment professional for 26 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: High-Income Bond Fund — Less than 1 year
American Funds Insurance Series / Prospectus 91

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
David A. Hoag	Partner – Capital Fixed Income Investors Investment professional for 27 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 8 years
Thomas H. Høgh	Partner – Capital Fixed Income Investors Investment professional for 28 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 8 years Global Bond Fund — 9 years
Galen Hoskin	Partner – Capital World Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 9 years (plus 6 years of prior experience as an investment analyst for the fund)
Claudia P. Huntington	Partner – Capital Research Global Investors Investment professional for 42 years in total; 40 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 2 years Growth-Income Fund — 21 years (plus 5 years of prior experience as an investment analyst for the fund)
Gregg E. Ireland	Partner – Capital World Investors Investment professional for 43 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 9 years
Gregory D. Johnson	Partner – Capital World Investors Investment professional for 22 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 8 years
Joanna F. Jonsson	Partner – Capital World Investors Investment professional for 26 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Balanced Fund — 4 years
Michael T. Kerr	Partner – Capital World Investors Investment professional for 32 years in total; 30 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 10 years
Jonathan Knowles	Partner – Capital World Investors Investment professional for 23 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 2 years (plus 10 years of prior experience as an investment analyst for the fund)
Darcy Kopcho	Partner – Capital International Investors Investment professional for 35 years in total; 27 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year
Lawrence Kymisis	Partner – Capital Research Global Investors Investment professional for 20 years in total; 12 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 3 years
Harold H. La	Partner – Capital Research Global Investors Investment professional for 17 years in total; 16 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 7 years (plus 4 years of prior experience as an investment analyst for the fund)
American Funds Insurance Series / Prospectus 92

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
Jeffrey T. Lager	Partner – Capital World Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 8 years
James B. Lovelace	Partner – Capital Research Global Investors Investment professional for 33 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 8 years
Jesper Lyckeus	Partner – Capital Research Global Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 8 years (plus 8 years of prior experience as an investment analyst for the fund) International Growth and Income Fund — 7 years
Fergus N. MacDonald	Partner – Capital Fixed Income Investors Investment professional for 23 years in total; 12 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Mortgage Fund — 4 years U.S. Government/AAA-Rated Securities Fund — 5 years
Ronald B. Morrow	Partner – Capital World Investors Investment professional for 47 years in total; 18 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 12 years (plus 5 years of prior experience as an investment analyst for the fund)
James R. Mulally	Partner – Capital Fixed Income Investors Investment professional for 39 years in total; 35 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Asset Allocation Fund — 9 years
Robert H. Neithart	Partner – Capital Fixed Income Investors Investment professional for 28 years, all with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for:
New World Fund — 3 years (plus 2 years of prior experience as an investment analyst for the fund)
Global Balanced Fund — 4 years
Global Bond Fund — 2 years
Aidan O’Connell	Vice President – Capital Research Global Investors Investment professional for 17 years in total; 11 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 1 year (plus 9 years of prior experience as an investment analyst for the fund)
Andraz Razen	Vice President – Capital World Investors Investment professional for 17 years in total; 11 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 2 years (plus 3 years of prior experience as an investment analyst for the fund)
David M. Riley	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Growth and Income Fund — 7 years
American Funds Insurance Series / Prospectus 93

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
William L. Robbins	Partner – Capital International Investors Investment professional for 23 years in total; 20 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 3 years (plus 12 years of prior experience as an investment analyst for the fund)
Martin Romo	Partner – Capital World Investors Investment professional for 23 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 6 years (plus 1 year of prior experience as an investment analyst for the fund)
Theodore R. Samuels	Partner – Capital International Investors Investment professional for 36 years in total; 34 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year
Eugene P. Stein	Partner – Capital World Investors Investment professional for 44 years in total; 43 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 7 years
Andrew B. Suzman	Partner – Capital World Investors Investment professional for 22 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 6 years
James Terrile	Partner – Capital Research Global Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 3 years
Christopher M. Thomsen	Partner – Capital Research Global Investors Investment professional for 18 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 9 years
Ritchie Tuazon	Vice President – Capital Fixed Income Investors Investment professional for 15 years in total; 4 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: U.S. Government/AAA-Rated Securities Fund — Less than 1 year
Steven T. Watson	Partner – Capital World Investors Investment professional for 28 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 13 years (plus 5 years of prior experience as an investment analyst for the fund) Global Growth and Income Fund — 9 years
Alan J. Wilson	Partner – Capital World Investors Investment professional for 30 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 1 year
Philip Winston	Partner – Capital International Investors Investment professional for 30 years in total; 18 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year

Information regarding the portfolio managers’ compensation, their ownership of securities in the Series and other accounts they manage is in the statement of additional information.

American Funds Insurance Series / Prospectus 94

Purchases and redemptions of shares

Shares of the Series are currently offered only to insurance company separate accounts as well as so-called “feeder funds” under master-feeder arrangements sponsored by insurance companies as underlying investments for such insurance companies’ variable annuity contracts and variable life insurance policies. All such shares may be purchased or redeemed by the insurance company separate accounts (or feeder funds) at net asset value without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts (or feeder funds).

Frequent trading of fund shares The Series and American Funds Distributors, Inc., the Series’ distributor, reserve the right to reject any purchase order for any reason. The funds are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to the funds and less efficient management of the funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Series or American Funds Distributors has determined could involve actual or potential harm to a fund may be rejected.

The Series, through its transfer agent, American Funds Service Company, has agreements with the Series’ insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in fund shares. The agreements generally require the insurance companies to (i) provide, upon request from a fund, the Series or their agent, certain identifying and account information regarding contract owners who invest in fund shares through an insurance company account and (ii) execute instructions from a fund, the Series or their agent to restrict further purchases or exchanges of fund shares by a contract owner who the Series has identified as having engaged in potentially harmful market timing or frequent trading. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures that American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Series. You should refer to disclosures provided by the insurance company with which you have a contract to determine the specific trading restrictions that apply to you.

Under its procedures, American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the funds will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the Series’ broad ability to restrict potentially harmful trading as described previously, the Series’ board of trustees has adopted a “purchase blocking policy” under which any contract owner redeeming units representing a beneficial interest in any fund other than Cash Management Fund (including redemptions that are part of an exchange transaction) having a value of $5,000 or more will be precluded from investing units of beneficial interest in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of units representing a beneficial interest in a fund having a value of less than $5,000;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
•	purchase transactions involving in-kind transfers of fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The Series reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the Series’ surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the Series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the Series.

American Funds Insurance Series / Prospectus 95

Valuing shares The net asset value of each share class of a fund is the value of a single share of that class. Each fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the funds’ share prices would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the funds have adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the securities in the funds’ portfolios that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values.

Because certain of the funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the funds do not price their shares, the values of securities held in the funds may change on days when you will not be able to purchase or redeem fund shares.

Shares of the funds will be purchased or sold at the net asset value next determined after receipt of requests from the appropriate insurance company. Requests received by the appropriate insurance company prior to 4 p.m. New York time and communicated by the insurance company to the Series or its agent will be purchased or sold at that day’s net asset value.

Plan of distribution

The Series has not adopted (and does not presently intend to adopt) a plan of distribution or “12b-1 plan” for Class 1 shares.

Fund expenses

In periods of market volatility, assets of the funds may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses tables in this prospectus.

The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus are based on expenses as of each fund’s most recently completed fiscal year. These items include third-party expenses, such as custodial, legal, audit, accounting, regulatory reporting and pricing vendor services, and an administrative services fee payable to the Series’ investment adviser for administrative services provided by the Series’ investment adviser and its affiliates.

Investment results

All fund results in the “Investment results” section of this prospectus reflect the reinvestment of dividends and capital gains distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

Distributions and taxes

Each fund of the Series intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the fund itself is relieved of federal income tax.

It is the Series’ policy to distribute to the shareholders (the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

American Funds Insurance Series / Prospectus 96

Financial highlights

The Financial Highlights table is intended to help you understand a fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain waivers from Capital Research and Management Company. For more information about these waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose current report, along with the funds’ financial statements, is included in the statement of additional information, which is available upon request. Figures shown do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, results would be lower.

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Growth Fund
Class 1:
12/31/14	$30.11	$.31	$.40	$ .71	$(.40)	$(2.94)	$(3.34)	$27.48	2.52%	$1,558.55%		1.08%
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466.56		1.38
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277.55		1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227.56		1.54
Class 2:
12/31/14	29.92	.24	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992.80		.85
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723.81		1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535.80		1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308.81		1.30
Class 4:
12/31/14	30.07	.07	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19	1.05	.26
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1	1.06	.43
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27[5]	—[6]	.02[2,5]	.04[2,5]
Global Small Capitalization Fund
Class 1:
12/31/14	$25.69	$ .09	$ .52	$ .61	$(.09)	$(.12)	$(.21)	$26.09	2.36%	$1,411.74%		.34%
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019.75		.46
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795.74		.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818.75		.69
Class 2:
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603	1.00	.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450.99		.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189	1.00	.45
Class 4:
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12	1.24	(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4	1.24	(.50)
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80[5]	—[6]	.04[2,5]	.04[2,5]

American Funds Insurance Series / Prospectus 97

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/14	$78.54	$.88[7]	$ 5.79	$ 6.67	$(1.16)	$(3.90)	$(5.06)	$80.15	8.78%	$7,118.35%		1.12%[7]
12/31/13	60.90	.64	17.84	18.48	(.84)	—	(.84)	78.54	30.43	7,003.35		.93
12/31/12	52.07	.63	8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116.35		1.10
12/31/11	54.78	.45	(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426.34		.81
12/31/10	46.45	.49	8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011.34		1.02
Class 2:
12/31/14	77.94	.68[7]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413.60		.87[7]
12/31/13	60.45	.47	17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334.60		.68
12/31/12	51.68	.47	8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911.60		.83
12/31/11	54.35	.30	(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701.59		.55
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896.59		.76
Class 3:
12/31/14	78.62	.74[7]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208.53		.94[7]
12/31/13	60.97	.52	17.84	18.36	(.71)	—	(.71)	78.62	30.20	216.53		.75
12/31/12	52.13	.53	8.83	9.36	(.52)	—	(.52)	60.97	17.97	189.53		.92
12/31/11	54.82	.34	(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189.52		.62
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232.52		.82
Class 4:
12/31/14	78.32	.37[7]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24.85		.47[7]
12/31/13	60.90	.29	17.90	18.19	(.77)	—	(.77)	78.32	29.96	5.85		.40
12/31/12[3,4]	60.55	.03	.78	.81	(.46)	—	(.46)	60.90	1.33[5]	—[6]	.02[2,5]	.05[2,5]
International Fund
Class 1:
12/31/14	$21.22	$.30	$ (.81)	$ (.51)	$(.36)	$ —	$(.36)	$20.35	(2.41)%	$3,282.54%		1.43%
12/31/13	17.68	.27	3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324.54		1.41
12/31/12	15.21	.30	2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618.54		1.81
12/31/11	18.05	.35	(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314.53		2.03
12/31/10	17.17	.28	.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490.53		1.69
Class 2:
12/31/14	21.15	.25	(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374.79		1.19
12/31/13	17.62	.22	3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916.79		1.15
12/31/12	15.16	.26	2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465.79		1.57
12/31/11	17.98	.31	(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210.78		1.81
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615.78		1.46
Class 3:
12/31/14	21.24	.27	(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38.72		1.28
12/31/13	17.70	.23	3.59	3.82	(.28)	—	(.28)	21.24	21.67	46.72		1.22
12/31/12	15.23	.27	2.47	2.74	(.27)	—	(.27)	17.70	17.97	44.72		1.65
12/31/11	18.05	.33	(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43.71		1.90
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61.71		1.54
Class 4:
12/31/14	21.16	.07	(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04	.31
12/31/13	17.68	(.01)	3.79	3.78	(.30)	—	(.30)	21.16	21.48	2	1.04	(.07)
12/31/12[3,4]	17.79	.01	.16	.17	(.28)	—	(.28)	17.68	.98[5]	—[6]	.02[2,5]	.05[2,5]

American Funds Insurance Series / Prospectus 98

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
New World Fund
Class 1:
12/31/14	$25.08	$.29[7]	$(1.92)	$(1.63)	$(.29)	$(2.44)	$(2.73)	$20.72	(7.63)%	$1,433.78%		1.23%[7]
12/31/13	22.93	.34	2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388.78		1.45
12/31/12	19.65	.33	3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140.79		1.54
12/31/11	23.28	.36	(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826.78		1.62
12/31/10	20.04	.37	3.25	3.62	(.38)	—	(.38)	23.28	18.20	774.80		1.76
Class 2:
12/31/14	24.88	.24[7]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084	1.03	1.01[7]
12/31/13	22.75	.28	2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307	1.03	1.22
12/31/12	19.50	.28	3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378	1.04	1.31
12/31/11	23.09	.30	(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350	1.03	1.37
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739	1.05	1.52
Class 4:
12/31/14	24.99	.09[7]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64	1.28	.40[7]
12/31/13	22.93	.14	2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8	1.29	.56
12/31/12[3,4]	22.83	.01	.35	.36	(.26)	—	(.26)	22.93	1.58[5]	—[6]	.04[2,5]	.04[2,5]
Blue Chip Income and Growth Fund
Class 1:
12/31/14	$13.12	$.46[7]	$1.59	$2.05	$(.48)	$ —	$(.48)	$14.69	15.69%	$3,542.42%		3.31%[7]
12/31/13	10.05	.27	3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814.42		2.27
12/31/12	9.00	.24	1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357.43		2.41
12/31/11	9.25	.19	(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992.42		2.08
12/31/10	8.37	.18	.87	1.05	(.17)	—	(.17)	9.25	12.61	674.44		2.10
Class 2:
12/31/14	13.02	.44[7]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722.67		3.14[7]
12/31/13	9.97	.23	3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755.67		2.03
12/31/12	8.93	.21	1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382.68		2.17
12/31/11	9.18	.17	(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340.67		1.83
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677.69		1.87
Class 4:
12/31/14	13.12	.34[7]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9.92		2.33[7]
12/31/13	10.05	.18	3.15	3.33	(.26)	—	(.26)	13.12	33.27	—[6]	.86	1.39
12/31/12[3,4]	10.20	.01	.03	.04	(.19)	—	(.19)	10.05	.38[5]	—[6]	.02[2,5]	.10[2,5]

American Funds Insurance Series / Prospectus 99

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Growth and Income Fund
Class 1:
12/31/14	$12.53	$.43[7]	$ .31	$ .74	$(.49)	$ —	$(.49)	$12.78	6.00%	$ 200.63%		3.34%[7]
12/31/13	10.56	.39	2.00	2.39	(.42)	—	(.42)	12.53	22.81	206.62		3.35
12/31/12	9.20	.25	1.39	1.64	(.28)	—	(.28)	10.56	17.93	180.62		2.56
12/31/11	9.96	.28	(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161.61		2.86
12/31/10	9.14	.23	.85	1.08	(.26)	—	(.26)	9.96	12.02	171.61		2.54
Class 2:
12/31/14	12.51	.41[7]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685.88		3.22[7]
12/31/13	10.54	.36	2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822.87		3.09
12/31/12	9.19	.23	1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837.87		2.31
12/31/11	9.94	.25	(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839.86		2.60
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130.86		2.28
Class 4:
12/31/14	12.50	.30[7]	.37	.67	(.46)	—	(.46)	12.71	5.41	1	1.13	2.30[7]
12/31/13	10.55	.28	2.09	2.37	(.42)	—	(.42)	12.50	22.60	1	1.12	2.27
12/31/12[3,4]	10.64	.01	.13	.14	(.23)	—	(.23)	10.55	1.27[5]	—[6]	.03[2,5]	.08[2,5]
Growth-Income Fund
Class 1:
12/31/14	$50.72	$.81	$ 4.57	$ 5.38	$(.80)	$(2.54)	$(3.34)	$52.76	10.91%	$10,812.29%		1.56%
12/31/13	38.48	.66	12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857.29		1.49
12/31/12	33.27	.66	5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782.29		1.79
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496.28		1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370.29		1.76
Class 2:
12/31/14	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337.54		1.31
12/31/13	38.24	.55	12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980.54		1.25
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403.54		1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235.53		1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668.54		1.52
Class 3:
12/31/14	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185.47		1.38
12/31/13	38.52	.58	12.32	12.90	(.65)	—	(.65)	50.77	33.58	193.47		1.32
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168.47		1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172.46		1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209.47		1.59
Class 4:
12/31/14	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30.79		1.11
12/31/13	38.47	.45	12.33	12.78	(.69)	—	(.69)	50.56	33.32	3.79		.96
12/31/12[3,4]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02[5]	—[6]	.01[2,5]	.03[2,5]

American Funds Insurance Series / Prospectus 100

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
International Growth and Income Fund
Class 1:
12/31/14	$17.48	$.58	$(1.09)	$ (.51)	$(.53)	$(.17)	$(.70)	$16.27	(2.93)%	$740.68%		3.32%
12/31/13	15.29	.44	2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696.69		2.63
12/31/12	13.40	.37	1.89	2.26	(.37)	—	(.37)	15.29	16.84	203.74		2.50
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35.73		3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32.74		2.61
Class 2:
12/31/14	17.43	.56	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248.93		3.21
12/31/13	15.25	.38	2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257.94		2.28
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225.99		2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199.98		2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180.99		2.37
Class 4:
12/31/14	17.45	.26	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20	1.18	1.52
12/31/13	15.29	.03	2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1	1.19	.18
12/31/12[3,4]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62[5]	—[6]	.04[2,5]	.07[2,5]
Capital Income Builder
Class 1:
12/31/14[3,8]	$10.00	$.19	$(.18)	$ .01	$(.19)	$(.01)	$(.20)	$9.81	.12%	$ 20	.56%[9]	2.87%[9]
Class 2:
12/31/14[3,8]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12[5,10]	—[6]	.47[5,9,10]	2.94[5,9,10]
Class 4:
12/31/14[3,8]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)	55	1.06[9]	2.08[9]
Asset Allocation Fund
Class 1:
12/31/14	$22.49	$.44	$ .81	$1.25	$(.39)	$(1.12)	$(1.51)	$22.23	5.66%	$11,997.30%		1.95%
12/31/13	18.43	.35	4.07	4.42	(.36)	—	(.36)	22.49	24.04	10,515.31		1.71
12/31/12	16.17	.37	2.28	2.65	(.39)	—	(.39)	18.43	16.44	7,199.31		2.11
12/31/11	16.28	.37	(.12)	.25	(.36)	—	(.36)	16.17	1.56	5,932.31		2.25
12/31/10	14.75	.35	1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235.31		2.33
Class 2:
12/31/14	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494.55		1.69
12/31/13	18.31	.30	4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760.56		1.47
12/31/12	16.06	.33	2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225.56		1.86
12/31/11	16.17	.33	(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151.56		1.99
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689.57		2.08
Class 3:
12/31/14	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40.48		1.76
12/31/13	18.45	.32	4.06	4.38	(.32)	—	(.32)	22.51	23.81	42.49		1.54
12/31/12	16.18	.34	2.29	2.63	(.36)	—	(.36)	18.45	16.28	38.49		1.93
12/31/11	16.29	.34	(.13)	.21	(.32)	—	(.32)	16.18	1.36	38.49		2.05
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44.50		2.15
Class 4:
12/31/14	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32.80		1.55
12/31/13	18.43	.27	4.12	4.39	(.36)	—	(.36)	22.46	23.89	1.79		1.22
12/31/12[3,4]	18.52	.01	.21	.22	(.31)	—	(.31)	18.43	1.17[5]	—[6]	.01[2,5]	.08[2,5]

American Funds Insurance Series / Prospectus 101

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Balanced Fund
Class 1:
12/31/14	$11.37	$.25[7]	$(.03)	$ .22	$(.18)	$(.30)	$(.48)	$11.11	1.87%	$ 37.71%		2.14%[7]
12/31/13	10.34	.22	1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36.70		2.05
12/31/12	9.35	.20	.98	1.18	(.19)	—	(.19)	10.34	12.58	32.72		2.00
12/31/11[3,11]	10.00	.13	(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)	28	.69[9]	1.99[9]
Class 2:
12/31/14	11.35	.22[7]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179.96		1.88[7]
12/31/13	10.33	.20	1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156.95		1.79
12/31/12	9.35	.17	.97	1.14	(.16)	—	(.16)	10.33	12.24	119.97		1.76
12/31/11[3,11]	10.00	.09	(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)	72	.94[9]	1.45[9]
Class 4:
12/31/14	11.35	.24[7]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88[5,10]	—[6]	.67[5,10]	2.07[5,7,10]
12/31/13	10.33	.22	1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49[5,10]	—[6]	.71[5,10]	1.98[5,10]
12/31/12[3,4]	10.47	.01	.03	.04	(.18)	—	(.18)	10.33	.40[5,10]	—[6]	.03[2,5,10]	.05[2,5,10]
Bond Fund
Class 1:
12/31/14	$10.73	$.23	$ .37	$ .60	$(.25)	$ —[12]	$(.25)	$11.08	5.59%	$4,977.39%		2.03%
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506.39		2.01
12/31/12	10.99	.25	.36	.61	(.31)	—	(.31)	11.29	5.58	3,917.39		2.23
12/31/11	10.67	.32	.36	.68	(.36)	—	(.36)	10.99	6.41	4,354.38		2.89
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768.38		3.03
Class 2:
12/31/14	10.61	.20	.36	.56	(.22)	—[12]	(.22)	10.95	5.28	4,565.64		1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763.64		1.76
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044.64		1.97
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984.63		2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074.63		2.79
Class 4:
12/31/14	10.69	.16	.39	.55	(.23)	—[12]	(.23)	11.01	5.15	29.89		1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3.89		1.58
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)[5]	—[6]	.02[2,5]	.10[2,5]
Global Bond Fund
Class 1:
12/31/14	$11.88	$.29	$(.08)	$ .21	$(.21)	$(.11)	$(.32)	$11.77	1.71%	$1,194.57%		2.35%
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093.56		2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959.56		2.29
12/31/11	11.82	.36	.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619.56		2.97
12/31/10	11.57	.41	.21	.62	(.37)	—	(.37)	11.82	5.44	325.57		3.42
Class 2:
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496.81		2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664.81		2.06
12/31/11	11.78	.33	.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639.81		2.75
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497.83		3.21
Class 4:
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4	1.09	1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—[6]	.79	2.25
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)[5]	—[6]	.02[2,5]	.11[2,5]

American Funds Insurance Series / Prospectus 102

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
High-Income Bond Fund
Class 1:
12/31/14	$11.13	$.67	$(.59)	$ .08	$(.67)	$ —	$(.67)	$10.54	.80%	$1,017.48%		5.90%
12/31/13	11.16	.75	.01	.76	(.79)	—	(.79)	11.13	6.89	856.48		6.54
12/31/12	10.54	.81	.64	1.45	(.83)	—	(.83)	11.16	13.90	894.48		7.25
12/31/11	11.20	.88	(.64)	.24	(.90)	—	(.90)	10.54	2.18	787.47		7.70
12/31/10	10.49	.91	.68	1.59	(.88)	—	(.88)	11.20	15.38	769.48		8.15
Class 2:
12/31/14	10.99	.63	(.57)	.06	(.64)	—	(.64)	10.41	.63	929.73		5.67
12/31/13	11.03	.71	.01	.72	(.76)	—	(.76)	10.99	6.60	1,061.73		6.29
12/31/12	10.42	.78	.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135.73		7.00
12/31/11	11.08	.84	(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064.72		7.44
12/31/10	10.39	.87	.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142.73		7.91
Class 3:
12/31/14	11.16	.65	(.59)	.06	(.65)	—	(.65)	10.57	.59	16.66		5.74
12/31/13	11.18	.73	.02	.75	(.77)	—	(.77)	11.16	6.77	19.66		6.36
12/31/12	10.56	.80	.63	1.43	(.81)	—	(.81)	11.18	13.67	21.66		7.07
12/31/11	11.22	.86	(.64)	.22	(.88)	—	(.88)	10.56	1.97	21.65		7.51
12/31/10	10.51	.89	.68	1.57	(.86)	—	(.86)	11.22	15.14	23.66		7.98
Class 4:
12/31/14	11.12	.63	(.59)	.04	(.11)	—	(.11)	11.05	.35	—[6]	.98	5.49
12/31/13	11.16	.67	.08	.75	(.79)	—	(.79)	11.12	6.81	—[6]	.93	5.82
12/31/12[3,4]	11.80	.04	—[12]	.04	(.68)	—	(.68)	11.16	.34[5]	—[6]	.02[2,5]	.35[2,5]
Mortgage Fund
Class 1:
12/31/14	$10.23	$ .12	$ .45	$ .57	$(.10)	$ —	$(.10)	$10.70	5.54%	$292.45%		1.12%
12/31/13	10.47	.04	(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198.44		.35
12/31/12	10.37	.01	.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87.45		.08
12/31/11[3,11]	10.00	—[12]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55	.42[9]	.04[9]
Class 2:
12/31/14	10.22	.10	.44	.54	(.08)	—	(.08)	10.68	5.23	52.70		.91
12/31/13	10.46	—[12]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49.69		(.02)
12/31/12	10.36	(.02)	.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49.70		(.16)
12/31/11[3,11]	10.00	(.02)	.48	.46	—[12]	(.10)	(.10)	10.36	4.60	22	.67[9]	(.25)[9]
Class 4:
12/31/14	10.23	.05	.46	.51	(.09)	—	(.09)	10.65	4.98	1.95		.47
12/31/13	10.47	.02	(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[5]	—[6]	.38[5]	.23[5]
12/31/12[3,4]	10.60	—[12]	.01	.01	(.06)	(.08)	(.14)	10.47	.09[5]	—[6]	.02[2,5]	.04[2,5]

American Funds Insurance Series / Prospectus 103

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[13]	Ratio of net income (loss) to average net assets[13]
U.S. Government/AAA-Rated Securities Fund
Class 1:
12/31/14	$11.94	$.15	$ .48	$ .63	$(.17)	$ —	$(.17)	$12.40	5.24%	$1,723.35%		.35%	1.24%
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584.35		.35	.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809.34		.34	.75
12/31/11	12.59	.23	.74	.97	(.26)	(.30)	(.56)	13.00	7.85	1,785.34		.34	1.83
12/31/10	12.18	.26	.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492.39		.36	2.07
Class 2:
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717.60		.60	1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801.60		.60	.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995.59		.59	.50
12/31/11	12.49	.20	.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002.59		.59	1.59
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959.64		.62	1.83
Class 3:
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13.53		.53	1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14.53		.53	.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20.52		.52	.58
12/31/11	12.61	.21	.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24.52		.52	1.65
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26.57		.55	1.92
Class 4:
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21.85		.85	.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—[6]	.84	.84	.68
12/31/12[3,4]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)[5]	—[6]	.02[2,5]	.02[2,5]	.05[2,5]

American Funds Insurance Series / Prospectus 104

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Cash Management Fund
Class 1:
12/31/14	$11.31	$(.03)	$ —	$(.03)	$ —	$ —	$ —	$11.28	(.27)%	$ 49.34%		(.26)%
12/31/13	11.34	(.03)	—[12]	(.03)	—	—	—	11.31	(.27)	57.34		(.24)
12/31/12	11.36	(.03)	.01	(.02)	—	—	—	11.34	(.18)	66.34		(.22)
12/31/11	11.39	(.02)	(.01)	(.03)	—	—	—	11.36	(.26)	75.33		(.21)
12/31/10	11.40	(.02)	.01	(.01)	—	—	—	11.39	(.09)	83.33		(.14)
Class 2:
12/31/14	11.12	(.06)	—	(.06)	—	—	—	11.06	(.54)	331.59		(.51)
12/31/13	11.17	(.05)	—[12]	(.05)	—	—	—	11.12	(.45)	395.59		(.49)
12/31/12	11.22	(.05)	—[12]	(.05)	—	—	—	11.17	(.45)	459.59		(.47)
12/31/11	11.28	(.05)	(.01)	(.06)	—	—	—	11.22	(.53)	530.58		(.47)
12/31/10	11.32	(.04)	—[12]	(.04)	—	—	—	11.28	(.35)	522.58		(.39)
Class 3:
12/31/14	11.21	(.05)	—	(.05)	—	—	—	11.16	(.45)	8.52		(.44)
12/31/13	11.26	(.05)	—[12]	(.05)	—	—	—	11.21	(.44)	8.52		(.42)
12/31/12	11.30	(.05)	.01	(.04)	—	—	—	11.26	(.35)	11.52		(.40)
12/31/11	11.34	(.04)	—[12]	(.04)	—	—	—	11.30	(.35)	12.51		(.40)
12/31/10	11.38	(.04)	—[12]	(.04)	—	—	—	11.34	(.35)	13.51		(.32)
Class 4:
12/31/14	11.30	(.09)	.04	(.05)	—	—	—	11.25	(.44)	7.84		(.77)
12/31/13	11.34	(.04)	—[12]	(.04)	—	—	—	11.30	(.35)[5]	—[6]	.37[5]	(.32)[5]
12/31/12[3,4]	11.34	—[12]	—[12]	—[12]	—	—	—	11.34	.00[5]	—[6]	.02[2,5]	(.01) [2,5]
American Funds Insurance Series / Prospectus 105

	Period ended December 31
Portfolio turnover rate for all share classes including mortgage dollar roll transactions	2014	2013	2012	2011	2010
Global Growth Fund	22%	39%	22%	28%	28%
Global Small Capitalization Fund	28	36	40	44	47
Growth Fund	29	19	21	19	28
International Fund	18	21	29	24	25
New World Fund	36	43	32	22	18
Blue Chip Income and Growth Fund	37	30	36	27	22
Global Growth and Income Fund	28	31	30	25	30
Growth-Income Fund	25	19	25	22	22
International Growth and Income Fund	34	34	31	48	31
Capital Income Builder	35[8]
Asset Allocation Fund	88	74	61	43	46
Global Balanced Fund	73	81	80	34[11]
Bond Fund	365	354	253	163	187
Global Bond Fund	200	213	160	101	106
High-Income Bond Fund	54	64	48	51	54
Mortgage Fund	790	715	444	480[11]
U.S. Government/AAA-Rated Securities Fund	387	621	447	234	208
Cash Management Fund	—	—	—	—	—

	Period ended December 31
Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions	2014	2013	2012	2011	2010
Capital Income Builder	24%	Not available
Asset Allocation Fund	42
Global Balanced Fund	40
Bond Fund	121
Global Bond Fund	134
Mortgage Fund	108
U.S. Government/AAA-Rated Securities Fund	88
[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class 4 shares were offered beginning December 14, 2012.
[5]	Although the series has a plan of distribution and an insurance administrative services plan for some share classes, distribution services fees and/or insurance administrative services fees are not paid on amounts invested in a fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[8]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[9]	Annualized.
[10]	This class consisted solely of seed capital invested by Capital Research and Management Company; therefore, certain fees were not accrued.
[11]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[12]	Amount less than $.01.
[13]	This column reflects the impact, if any, of certain waivers by Capital Research and Management Company. Capital Research and Management Company reduced fees for investment advisory services for U.S. Government/AAA-Rated Securities Fund during 2010.
American Funds Insurance Series / Prospectus 106

Other fund information Shares of the Series are currently offered to insurance company separate accounts funding both variable annuity contracts and variable life insurance policies. Interests of various contract owners participating in the Series may be in conflict. The board of trustees of the Series will monitor for the existence of any material conflicts and determine what action, if any, should be taken. Shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the Series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the Series, including the funds’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the Series, the Series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the Series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

The current SAI and annual/semi-annual reports to shareholders can be found online at americanfunds.com/afis and may be available on the website of the company that issued your insurance contract. You also may request a free copy of these documents or the codes of ethics by calling American Funds at (800) 421-9900, ext. 65413 or writing to the Secretary at 333 South Hope Street, Los Angeles, California 90071.

INA1PRX-998-0515P Printed in USA CGD/AFD/8024	Investment Company File No. 811-03857

American Funds Insurance Series® Prospectus Class 2 shares May 1, 2015

Global Growth Fund	Capital Income Builder®
Global Small Capitalization Fund	Asset Allocation Fund
Growth Fund	Global Balanced Fund
International Fund	Bond Fund
New World Fund®	Global Bond Fund
Blue Chip Income and Growth Fund	High-Income Bond Fund
Global Growth and Income Fund	Mortgage Fund
Growth-Income Fund	U.S. Government/AAA-Rated Securities Fund
International Growth and Income Fund	Cash Management Fund

Summaries:
Global Growth Fund	1
Global Small Capitalization Fund	4
Growth Fund	7
International Fund	10
New World Fund	13
Blue Chip Income and Growth Fund	17
Global Growth and Income Fund	20
Growth-Income Fund	23
International Growth and Income Fund	26
Capital Income Builder	29
Asset Allocation Fund	32
Global Balanced Fund	36
Bond Fund	40
Global Bond Fund	44
High-Income Bond Fund	48
Mortgage Fund	51
U.S. Government/AAA-Rated Securities Fund	55
Cash Management Fund	59
Investment objectives, strategies and risks	61
Management and organization	89
Purchases and redemptions of shares	95
Plan of distribution	96
Fund expenses	96
Investment results	96
Distributions and taxes	96
Financial highlights	97

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Global Growth Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.52%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.03
Total annual fund operating expenses	0.80

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$82	$255	$444	$990

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 1

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 2

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 4/30/97)	2.31%	10.52%	8.60%	9.44%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	9.17	6.09	5.93
Lipper Global Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	3.86	9.09	6.10	6.22

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Isabelle de Wismes	3 years	Partner – Capital World Investors
Jonathan Knowles	2 years	Partner – Capital World Investors
Steven T. Watson	13 years	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 3

Global Small Capitalization Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.70%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.04
Total annual fund operating expenses	0.99

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$101	$315	$547	$1,213

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 4

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 5

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Small-/Mid-Cap Funds Average includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 4/30/98)	2.12%	8.91%	8.05%	9.65%
MSCI All Country World Small Cap Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	1.78	11.61	8.17	7.81
Lipper Global Small-/Mid-Cap Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	–1.06	9.99	6.86	7.67

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mark E. Denning	17 years	Partner – Capital Research Global Investors
J. Blair Frank	12 years	Partner – Capital Research Global Investors
Claudia P. Huntington	2 years	Partner – Capital Research Global Investors
Lawrence Kymisis	3 years	Partner – Capital Research Global Investors
Harold H. La	7 years	Partner – Capital Research Global Investors
Aidan O’Connell	1 year	Vice President – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 6

Growth Fund

Investment objective

The fund’s investment objective is to provide you with growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.33%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.02
Total annual fund operating expenses	0.60

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$61	$192	$335	$750

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 7

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth Funds Index and the Lipper Capital Appreciation Funds Index include mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 8

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	8.51%	13.58%	7.83%	12.34%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	11.39
Lipper Growth Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	10.28	14.46	7.00	9.60
Lipper Capital Appreciation Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	9.81	13.23	8.02	9.77
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 2 shares were first offered on April 30, 1997; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .25% annual expense that applies to Class 2 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 2 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Donnalisa Parks Barnum	12 years	Partner – Capital World Investors
Gregory D. Johnson	8 years	Partner – Capital World Investors
Michael T. Kerr	10 years	Partner – Capital World Investors
Ronald B. Morrow	12 years	Partner – Capital World Investors
Andraz Razen	2 years	Vice President – Capital World Investors
Alan J. Wilson	1 year	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 9

International Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.50%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.04
Total annual fund operating expenses	0.79

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$81	$252	$439	$978

Portfolio turnover The fund pays transaction costs such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 10

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 11

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper International Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	–2.65%	5.19%	6.35%	8.15%
MSCI All Country World ex USA Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–3.87	4.43	5.13	5.90
Lipper International Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	–4.23	5.70	5.29	6.50
*	Lifetime results are from May 1, 1990, the date the fund began investment operations. Class 2 shares were first offered on April 30, 1997; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .25% annual expense that applies to Class 2 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 2 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Sung Lee Vice President	9 years	Partner – Capital Research Global Investors
L. Alfonso Barroso	6 years	Partner – Capital Research Global Investors
Jesper Lyckeus	8 years	Partner – Capital Research Global Investors
Christopher M. Thomsen	9 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 12

New World Fund

Investment objective

The fund’s investment objective is long-term capital appreciation.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.72%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.06
Total annual fund operating expenses	1.03

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$105	$328	$569	$1,259

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund’s investment adviser maintains a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Greece, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

American Funds Insurance Series / Prospectus 13

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

American Funds Insurance Series / Prospectus 14

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The MSCI Emerging Markets Index reflects the market sectors and securities in which the fund primarily invests. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 6/17/99)	–7.87%	4.16%	8.39%	8.31%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	9.17	6.09	4.12
MSCI Emerging Markets Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–2.19	1.78	8.43	8.02

American Funds Insurance Series / Prospectus 15

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Carl M. Kawaja Vice President	16 years	Partner – Capital World Investors
Nicholas J. Grace	3 years	Partner – Capital World Investors
Galen Hoskin	9 years	Partner – Capital World Investors
Robert H. Neithart	3 years	Partner – Capital Fixed Income Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 16

Blue Chip Income and Growth Fund

Investment objectives

The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.40%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.02
Total annual fund operating expenses	0.67

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$68	$214	$373	$835

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The fund’s investment adviser considers these types of investments to be “blue chip” stocks. In seeking to produce a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The fund invests, under normal market conditions, at least 90% of its assets in equity securities. The fund is designed for investors seeking both income and capital appreciation.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 17

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth and Income Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 18

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime
Fund (inception date — 7/5/01)	15.36%	14.23%	7.34%	5.73%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	6.04
Lipper Growth and Income Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	8.77	12.30	6.37	5.54

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Christopher D. Buchbinder	8 years	Partner – Capital Research Global Investors
James B. Lovelace	8 years	Partner – Capital Research Global Investors
James Terrile	3 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 19

Global Growth and Income Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.60%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.03
Total annual fund operating expenses	0.88

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$90	$281	$488	$1,084

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of well-established companies around the world, which the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 20

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 21

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	Lifetime
Fund (inception date — 5/1/06)	5.64%	10.11%	5.97%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	9.17	4.56
Lipper Global Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	3.86	9.09	4.55

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Gregg E. Ireland	9 years	Partner – Capital World Investors
Martin Romo	6 years	Partner – Capital World Investors
Andrew B. Suzman	6 years	Partner – Capital World Investors
Steven T. Watson	9 years	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 22

Growth-Income Fund

Investment objectives

The fund’s investment objectives are to achieve long-term growth of capital and income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.27%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.02
Total annual fund operating expenses	0.54

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$55	$173	$302	$677

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 23

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth and Income Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 24

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	10.63%	13.67%	7.09%	11.12%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	11.39
Lipper Growth and Income Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	8.77	12.30	6.37	9.91
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 2 shares were first offered on April 30, 1997; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .25% annual expense that applies to Class 2 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 2 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Donald D. O’Neal Vice Chairman of the Board	10 years	Partner – Capital Research Global Investors
Dylan Yolles Vice President	10 years	Partner – Capital International Investors
J. Blair Frank	9 years	Partner – Capital Research Global Investors
Claudia P. Huntington	21 years	Partner – Capital Research Global Investors
William L. Robbins	3 years	Partner – Capital International Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 25

International Growth and Income Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.64%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.04
Total annual fund operating expenses	0.93

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$95	$296	$515	$1,143

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed or traded on exchanges outside the United States. The fund therefore expects to be invested in numerous countries outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund focuses on stocks of companies with strong earnings that pay dividends. The fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 26

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 27

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper International Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	Lifetime
Fund (inception date — 11/18/08)	–3.15%	5.57%	12.06%
MSCI All Country World ex USA Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–3.87	4.43	11.26
Lipper International Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	–4.23	5.70	11.72

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Sung Lee Vice President	7 years	Partner – Capital Research Global Investors
Jesper Lyckeus	7 years	Partner – Capital Research Global Investors
David M. Riley	7 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 28

Capital Income Builder

Investment objectives

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.50%
Distribution and/or service (12b-1) fees*	0.25
Other expenses*	0.03
Total annual fund operating expenses	0.78
*	Based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$80	$249	$433	$966

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the period from commencement of the fund’s investment operations, May 1, 2014, to the end of the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal investment strategies

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 29

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how the fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 30

Investment results

Because the fund is expected to begin investment operations on or after May 1, 2014, information regarding investment results is not available as of the date of this prospectus.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	1 year	Partner – Capital Fixed Income Investors
Darcy Kopcho	1 year	Partner – Capital International Investors
Theodore R. Samuels	1 year	Partner – Capital International Investors
Philip Winston	1 year	Partner – Capital International Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 31

Asset Allocation Fund

Investment objective

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.28%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.02
Total annual fund operating expenses	0.55

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$56	$176	$307	$689

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal investment strategies

In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 32

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series / Prospectus 33

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% S&P/Barclays Index is a composite blend of 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the fund may invest. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	5.40%	11.54%	7.24%	8.36%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	9.63
Barclays U.S. Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.97	4.45	4.71	6.48
60%/40% S&P/Barclays Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	10.60	11.18	6.76	8.64
*	Lifetime results are from August 1, 1989, the date the fund began investment operations. Class 2 shares were first offered on April 30, 1997; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .25% annual expense that applies to Class 2 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 2 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 34

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	15 years	Partner – Capital World Investors
J. David Carpenter	2 years	Partner – Capital World Investors
David A. Daigle	6 years	Partner – Capital Fixed Income Investors
Jeffrey T. Lager	8 years	Partner – Capital World Investors
James R. Mulally	9 years	Partner – Capital Fixed Income Investors
Eugene P. Stein	7 years	Partner – Capital World Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 35

Global Balanced Fund

Investment objectives

This fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.66%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.05
Total annual fund operating expenses	0.96

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$98	$306	$531	$1,178

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal investment strategies

As a balanced fund with global scope, the fund seeks to invest in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The fund will allocate its assets among securities of companies domiciled in various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

The fund’s investments in issuers domiciled outside the United States may include securities of issuers domiciled in developing countries.

Normally, the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus is on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally, the fund will invest at least 30% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

American Funds Insurance Series / Prospectus 36

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

American Funds Insurance Series / Prospectus 37

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% MSCI ACWI/Barclays Index is a composite blend of 60% of the MSCI All Country World Index and 40% of the Barclays Global Aggregate Index and represents a broad measure of the global stock and bond markets, including market sectors in which the fund may invest. The Lipper Flexible Portfolio Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 38

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date — 5/2/11)	1.63%	5.19%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	6.58
Barclays Global Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	0.59	0.88
60%/40% MSCI ACWI/Barclays Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	2.78	4.44
Lipper Flexible Portfolio Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	4.31	6.43

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Hilda L. Applbaum	4 years	Partner – Capital World Investors
Mark A. Brett	4 years	Partner – Capital Fixed Income Investors
Paul Flynn	2 years	Partner – Capital World Investors
Joanna F. Jonsson	4 years	Partner – Capital World Investors
Robert H. Neithart	4 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 39

Bond Fund

Investment objective

The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.37%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.02
Total annual fund operating expenses	0.64

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$65	$205	$357	$798

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 365% of the average value of its portfolio.

Principal investment strategies

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests at least 80% of its assets in bonds and other debt securities. The fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The fund may invest in debt securities of issuers domiciled outside the United States, including in emerging markets. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. In addition, the fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to-be-announced contracts and mortgage rolls. These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental research, which may include analysis of credit quality, general economic conditions and various quantitative measures and, in the case of corporate obligations, meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 40

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

American Funds Insurance Series / Prospectus 41

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Core Bond Funds Average includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	5.28%	4.16%	3.46%	4.83%
Barclays U.S. Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.97	4.45	4.71	5.60
Lipper Core Bond Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	5.33	4.68	4.24	5.04
*	Lifetime results are from January 2, 1996, the date the fund began investment operations. Class 2 shares were first offered on April 30, 1997; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .25% annual expense that applies to Class 2 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 2 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 42

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David C. Barclay	17 years	Partner – Capital Fixed Income Investors
David A. Hoag	8 years	Partner – Capital Fixed Income Investors
Thomas H. Høgh	8 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 43

Global Bond Fund

Investment objective

The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.53%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.04
Total annual fund operating expenses	0.82

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$84	$262	$455	$1,014

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 200% of the average value of its portfolio.

Principal investment strategies

Under normal market circumstances, the fund invests at least 80% of its assets in bonds. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Normally, the fund’s debt obligations consist substantially of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 35% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with government officials, central banks and company executives. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 44

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series / Prospectus 45

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Income Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	Lifetime*
Fund	1.39%	2.90%	4.74%
Barclays Global Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	0.59	2.65	4.37
Lipper Global Income Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	2.69	4.15	4.78
*	Lifetime results are from October 4, 2006, the date the fund began investment operations. Class 2 shares were first offered on November 6, 2006; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .25% annual expense that applies to Class 2 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 2 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 46

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mark A. Brett	Less than 1 year	Partner – Capital Fixed Income Investors
David A. Daigle	Less than 1 year	Partner – Capital Fixed Income Investors
Thomas H. Høgh	9 years	Partner – Capital Fixed Income Investors
Robert H. Neithart	2 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 47

High-Income Bond Fund

Investment objectives

The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.46%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.02
Total annual fund operating expenses	0.73

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$75	$233	$406	$906

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.”

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 48

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 49

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper High Yield Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	0.63%	7.42%	5.66%	8.87%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	2.46	8.98	7.73	N/A
Lipper High Yield Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	2.24	8.47	6.35	7.64
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 2 shares were first offered on April 30, 1997; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .25% annual expense that applies to Class 2 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 2 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David C. Barclay	22 years	Partner – Capital Fixed Income Investors
David A. Daigle	6 years	Partner – Capital Fixed Income Investors
Laurentius Harrer	Less than 1 year	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 50

Mortgage Fund

Investment objective

The fund’s investment objective is to provide current income and preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.42%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.03
Total annual fund operating expenses	0.70

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$72	$224	$390	$871

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 790% of the average value of its portfolio.

Principal investment strategies

Normally, at least 80% of the fund’s assets is invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts and mortgage dollar rolls). The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may also invest in debt issued by federal agencies.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers, anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 51

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

American Funds Insurance Series / Prospectus 52

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

It is important to note that neither your investment in the fund nor the fund’s yield is guaranteed by the U.S. government. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Intermediate U.S. Government Funds Average includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. The Lipper GNMA Funds Average includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date — 5/2/11)	5.23%	2.84%
Barclays U.S. Mortgage Backed Securities Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	6.08	3.17
Lipper Intermediate U.S. Government Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	4.05	2.43
Lipper GNMA Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	5.04	2.55

American Funds Insurance Series / Prospectus 53

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	1 year	Partner – Capital Fixed Income Investors
Fergus N. MacDonald	4 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 54

U.S. Government/AAA-Rated Securities Fund

Investment objective

The fund’s investment objective is to provide a high level of current income consistent with preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.33%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.02
Total annual fund operating expenses	0.60

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$61	$192	$335	$750

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 387% of the average value of its portfolio.

Principal investment strategies

Normally, the fund invests at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government or debt securities that are rated Aaa or AAA by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

The fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities, such as to-be-announced contracts and mortgage dollar rolls. The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuer.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers and anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 55

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

American Funds Insurance Series / Prospectus 56

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

It is important to note that neither your investment in the fund nor the fund’s yield is guaranteed by the U.S. government. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how the fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper General U.S. Government Funds Average includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. The Consumer Price Index provides a comparison of the fund’s results to inflation. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	5.01%	3.36%	3.95%	6.00%
Barclays U.S. Government/Mortgage Backed Securities Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.41	3.69	4.50	6.87
Lipper General U.S. Government Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	5.85	3.42	3.74	5.95
Consumer Price Index (CPI)	0.76	1.69	2.12	2.67
*	Lifetime results are from December 2, 1985, the date the fund began investment operations. Class 2 shares were first offered on April 30, 1997; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .25% annual expense that applies to Class 2 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 2 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 57

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	Less than 1 year	Partner – Capital Fixed Income Investors
Fergus N. MacDonald	5 years	Partner – Capital Fixed Income Investors
Ritchie Tuazon	Less than 1 year	Vice President – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 58

Cash Management Fund

Investment objective

The investment objective of the fund is to provide you with a way to earn income on your cash reserves while preserving capital and maintaining liquidity.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2
Management fee	0.32%
Distribution and/or service (12b-1) fees	0.25
Other expenses	0.02
Total annual fund operating expenses	0.59

Example This example is intended to help you compare the cost of investing in Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 2	$60	$189	$329	$738

Principal investment strategies

Normally, the fund invests substantially in high-quality money market instruments such as commercial paper, commercial bank obligations, government securities, and short-term corporate bonds and notes. Certain of these securities may have credit and liquidity support features, including guarantees and letters of credit.

The fund may invest in securities issued by entities domiciled outside the United States and securities with credit and liquidity support features provided by entities domiciled outside the United States. The fund may also invest in securities of U.S. issuers with substantial operations outside the United States.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to provide current income while preserving capital and maintaining liquidity. The investment adviser believes that an important way to accomplish this is by analyzing various factors, including the credit strength of the issuer, prices of similar securities issued by comparable issuers, current and anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. The fund is not managed to maintain a stable asset value of $1.00 per share and it is possible to lose money by investing in the fund.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in money market securities — The values and liquidity of the securities held by the fund may be affected by changing interest rates, changes in the credit quality of the issuers of the securities, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

American Funds Insurance Series / Prospectus 59

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results of the Class 2 shares of the fund have varied from year to year, and the following table shows the fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	–0.54%	–0.46%	1.10%	3.53%
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 2 shares were first offered on April 30, 1997; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .25% annual expense that applies to Class 2 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 2 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 60

Investment objectives, strategies and risks

Global Growth Fund

The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

American Funds Insurance Series / Prospectus 61

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Global Small Capitalization Fund

The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. This policy is subject to change only upon 60 days’ written notice to shareholders. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

American Funds Insurance Series / Prospectus 62

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Small-/Mid-Cap Funds Average is composed of funds that invest at least 75% of their equity assets in companies both inside and outside of the United States with market capitalizations (on a three-year weighted basis) below Lipper’s global large-cap floor. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Growth Fund

The fund’s investment objective is to provide you with growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

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The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth Funds Index is an equally weighted index of growth funds. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The Lipper Capital Appreciation Funds Index is an equally weighted index of funds that aim for maximum capital appreciation. The results of the underlying funds in both Lipper indexes include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

International Fund

The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

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Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper International Funds Index is an equally weighted index of funds that invest assets in securities with primary trading markets outside the United States. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 65

New World Fund

The fund’s investment objective is long-term capital appreciation. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund’s investment adviser maintains a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Greece, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

American Funds Insurance Series / Prospectus 66

securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results for both indexes reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. These indexes are unmanaged and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 67

Blue Chip Income and Growth Fund

The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. In seeking to produce a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The fund invests, under normal market conditions, at least 90% of its assets in equity securities. The fund is designed for investors seeking both income and capital appreciation.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level

American Funds Insurance Series / Prospectus 68

and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Global Growth and Income Fund

The fund’s investment objective is to provide you with long-term growth of capital while providing current income. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of well established companies around the world, which the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value,

American Funds Insurance Series / Prospectus 69

than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Growth-Income Fund

The fund’s investment objectives are to achieve long-term growth of capital and income. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries

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may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

International Growth and Income Fund

The fund’s investment objective is to provide you with long-term growth of capital while providing current income. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed or traded on exchanges outside the United States. The fund therefore expects to be invested in numerous countries outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund focuses on stocks of companies with strong earnings that pay dividends. The fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

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Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper International Funds Index is an equally weighted index of funds that invest assets in securities with primary trading markets outside the United States. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

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Capital Income Builder

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States, including developing countries.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities, including preferred stocks and convertible preferred stocks). Generally, the fund may invest in common stocks of companies with a broad range of capitalizations. In addition, the fund may invest in bonds and other debt securities of any maturity or duration, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund’s debt obligations will consist primarily of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may invest to a limited extent in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult

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to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Asset Allocation Fund

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

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Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and

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other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 60%/40% S&P/Barclays Index blends the S&P 500 Index with the Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

Global Balanced Fund

The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund will invest a significant portion of its assets in securities of issuers outside the United States, including issuers in developing countries.

In addition, the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments under normal market conditions. Although the fund’s equity investments focus on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally, the fund will invest at least 30% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund may also invest to a limited extent in lower quality, higher yielding debt securities, including those convertible into common stocks (rated Ba1 or below or BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

There are no restrictions on the maturity or duration of the bonds and other debt securities in the fund’s portfolio.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult

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to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

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In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Barclays Global Aggregate Index represents the global investment-grade fixed income markets. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 60%/40% MSCI ACWI/Barclays Index blends the MSCI All Country World Index with the Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly. The Lipper Flexible Portfolio Funds Index is an equally weighted index of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Bond Fund

The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests at least 80% of its assets in bonds and other debt securities. This policy is subject to change only upon 60 days’ written notice to shareholders. The fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The fund may invest in debt securities of issuers domiciled outside the United States, including in emerging markets. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. In addition, the fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to-be-announced contracts and mortgage rolls. These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

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Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

American Funds Insurance Series / Prospectus 79

securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Core Bond Funds Average is composed of funds that invest at least 85% of their net assets in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Global Bond Fund

The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Under normal market circumstances, the fund invests at least 80% of its assets in bonds. This policy is subject to change only upon 60 days’ written notice to shareholders. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Normally, the fund’s debt obligations consist substantially of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 35% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar. Generally, the fund may invest in debt securities of any maturity or duration.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

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Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries

American Funds Insurance Series / Prospectus 81

may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays Global Aggregate Index represents the global investment-grade fixed income markets. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Income Funds Index is an equally weighted index of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

High-Income Bond Fund

The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” Generally, the fund may invest in debt securities of any maturity or duration.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general

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economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence on the date the fund began investment operations; therefore, lifetime results are not shown. The Lipper High Yield Funds Index is an equally weighted index of funds that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 83

Mortgage Fund

The fund’s investment objective is to provide current income and preservation of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, at least 80% of the fund’s assets is invested in mortgage-related securities. These include, but are not limited to, mortgage-backed securities, other securities collateralized by mortgage loans, as well as contracts for future delivery of such securities (such as to-be-announced contracts and mortgage dollar rolls). This policy is subject to change only upon 60 days’ written notice to shareholders.

The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government and non-government mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest a portion of its assets in securities rated in the Aa/AA and A rating categories (by NRSROs designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in securities of issuers domiciled outside the United States; however, all such securities will be U.S.- dollar denominated. The fund may also invest in debt issued by federal agencies.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no

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assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Mortgage Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Intermediate U.S. Government Funds Average is composed of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. The results of the underlying funds in the average include reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. The Lipper GNMA Funds Average is composed of funds that invest primarily in Government National Mortgage Association securities. The results of the underlying funds in the averages include reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 85

U.S. Government/AAA-Rated Securities Fund

The fund’s investment objective is to provide a high level of current income consistent with preservation of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund invests at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government or debt securities that are rated Aaa or AAA by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. This policy is subject to change only upon 60 days’ written notice to shareholders. The fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

The fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities, such as to-be-announced contracts and mortgage dollar rolls. The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuer.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

American Funds Insurance Series / Prospectus 86

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Government/Mortgage-Backed Securities Index is a market-value-weighted index that covers fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and the mortgage-backed pass-through securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. This index is unmanaged and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper General U.S. Government Funds Average is composed of funds that invest primarily in U.S. government and agency issues. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the fund for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series / Prospectus 87

Cash Management Fund

The investment objective of the fund is to provide you with a way to earn income on your cash reserves while preserving capital and maintaining liquidity. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund invests substantially in high-quality money market instruments such as commercial paper, commercial bank obligations, government securities, and short-term corporate bonds and notes. Some of the securities held by the fund may have credit and liquidity support features, including guarantees and letters of credit. The fund may invest in securities issued by entities domiciled outside the United States and securities with credit and liquidity support features provided by entities domiciled outside the United States. The fund may also invest in securities of U.S. issuers with substantial operations outside the United States.

The fund is not managed to maintain a stable asset value of $1.00 per share and it is possible to lose money by investing in the fund.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in money market securities — The values and liquidity of the securities held by the fund may be affected by changing interest rates, changes in the credit quality of the issuers of the securities, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Insurance Series / Prospectus 88

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the Series and other mutual funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolios and business affairs of the Series. The total management fee paid by each fund for the previous fiscal year, in each case expressed as a percentage of average net assets of that fund, appears in the Annual Fund Operating Expenses table for each fund. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the Series’ Investment Advisory and Service Agreement by the Series’ board of trustees is contained in the Series’ annual report to shareholders for the fiscal year ended December 31, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The Series’ shareholders approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders of the Series approved a proposal to reorganize the Series into a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization.

Portfolio holdings A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

American Funds Insurance Series / Prospectus 89

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition to the portfolio managers below, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. To the extent applicable, a fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

The primary individual portfolio managers for each of the funds are:

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
Donald D. O’Neal Vice Chairman of the Board	Partner – Capital Research Global Investors Investment professional for 30 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 10 years
Alan N. Berro President	Partner – Capital World Investors Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 15 years
Carl M. Kawaja Vice President	Partner – Capital World Investors Investment professional for 28 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 16 years
Sung Lee Vice President	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 9 years International Growth and Income Fund — 7 years
Dylan Yolles Vice President	Partner – Capital International Investors Investment professional for 18 years in total; 15 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 10 years (plus 5 years of prior experience as an investment analyst for the fund)
Hilda L. Applbaum	Partner – Capital World Investors Investment professional for 28 years in total; 20 years with Capital Research and Management Company or affiliate	Serves as an equity/fixed-income portfolio manager for: Global Balanced Fund — 4 years
David C. Barclay	Partner – Capital Fixed Income Investors Investment professional for 34 years in total; 27 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 17 years High-Income Bond Fund — 22 years
Donnalisa Parks Barnum	Partner – Capital World Investors Investment professional for 34 years in total; 29 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 12 years
L. Alfonso Barroso	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 6 years
American Funds Insurance Series / Prospectus 90

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
David J. Betanzos	Partner – Capital Fixed Income Investors Investment professional for 15 years in total; 13 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Capital Income Builder — 1 year Mortgage Fund — 1 year U.S. Government/AAA-Rated Securities Fund — Less than 1 year
Mark A. Brett	Partner – Capital Fixed Income Investors Investment professional for 36 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Global Balanced Fund — 4 years Global Bond Fund — Less than 1 year
Christopher D. Buchbinder	Partner – Capital Research Global Investors Investment professional for 20 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 8 years
J. David Carpenter	Partner – Capital World Investors Investment professional for 21 years in total; 17 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 2 years
David A. Daigle	Partner – Capital Fixed Income Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for:
Asset Allocation Fund — 6 years
Global Bond Fund — Less than 1 year
High-Income Bond Fund — 6 years (plus 9 years of prior experience as an investment analyst for the fund)
Isabelle de Wismes	Partner – Capital World Investors Investment professional for 31 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 3 years (plus 14 years of prior experience as an investment analyst for the fund)
Mark E. Denning	Partner – Capital Research Global Investors Investment professional for 33 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 17 years
Paul Flynn	Partner – Capital World Investors Investment professional for 19 years in total; 17 years with Capital Research and Management Company or affiliate	Serves as an equity/fixed-income portfolio manager for: Global Balanced Fund — 2 years
J. Blair Frank	Partner – Capital Research Global Investors Investment professional for 22 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 12 years Growth-Income Fund — 9 years
Nicholas J. Grace	Partner – Capital World Investors Investment professional for 25 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 3 years (plus 8 years of prior experience as an investment analyst for the fund)
Laurentius Harrer	Partner – Capital Fixed Income Investors Investment professional for 26 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: High-Income Bond Fund — Less than 1 year
American Funds Insurance Series / Prospectus 91

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
David A. Hoag	Partner – Capital Fixed Income Investors Investment professional for 27 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 8 years
Thomas H. Høgh	Partner – Capital Fixed Income Investors Investment professional for 28 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 8 years Global Bond Fund — 9 years
Galen Hoskin	Partner – Capital World Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 9 years (plus 6 years of prior experience as an investment analyst for the fund)
Claudia P. Huntington	Partner – Capital Research Global Investors Investment professional for 42 years in total; 40 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 2 years Growth-Income Fund — 21 years (plus 5 years of prior experience as an investment analyst for the fund)
Gregg E. Ireland	Partner – Capital World Investors Investment professional for 43 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 9 years
Gregory D. Johnson	Partner – Capital World Investors Investment professional for 22 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 8 years
Joanna F. Jonsson	Partner – Capital World Investors Investment professional for 26 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Balanced Fund — 4 years
Michael T. Kerr	Partner – Capital World Investors Investment professional for 32 years in total; 30 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 10 years
Jonathan Knowles	Partner – Capital World Investors Investment professional for 23 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 2 years (plus 10 years of prior experience as an investment analyst for the fund)
Darcy Kopcho	Partner – Capital International Investors Investment professional for 35 years in total; 27 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year
Lawrence Kymisis	Partner – Capital Research Global Investors Investment professional for 20 years in total; 12 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 3 years
Harold H. La	Partner – Capital Research Global Investors Investment professional for 17 years in total; 16 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 7 years (plus 4 years of prior experience as an investment analyst for the fund)
American Funds Insurance Series / Prospectus 92

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
Jeffrey T. Lager	Partner – Capital World Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 8 years
James B. Lovelace	Partner – Capital Research Global Investors Investment professional for 33 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 8 years
Jesper Lyckeus	Partner – Capital Research Global Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 8 years (plus 8 years of prior experience as an investment analyst for the fund) International Growth and Income Fund — 7 years
Fergus N. MacDonald	Partner – Capital Fixed Income Investors Investment professional for 23 years in total; 12 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Mortgage Fund — 4 years U.S. Government/AAA-Rated Securities Fund — 5 years
Ronald B. Morrow	Partner – Capital World Investors Investment professional for 47 years in total; 18 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 12 years (plus 5 years of prior experience as an investment analyst for the fund)
James R. Mulally	Partner – Capital Fixed Income Investors Investment professional for 39 years in total; 35 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Asset Allocation Fund — 9 years
Robert H. Neithart	Partner – Capital Fixed Income Investors Investment professional for 28 years, all with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for:
New World Fund — 3 years (plus 2 years of prior experience as an investment analyst for the fund)
Global Balanced Fund — 4 years
Global Bond Fund — 2 years
Aidan O’Connell	Vice President – Capital Research Global Investors Investment professional for 17 years in total; 11 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 1 year (plus 9 years of prior experience as an investment analyst for the fund)
Andraz Razen	Vice President – Capital World Investors Investment professional for 17 years in total; 11 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 2 years (plus 3 years of prior experience as an investment analyst for the fund)
David M. Riley	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Growth and Income Fund — 7 years
American Funds Insurance Series / Prospectus 93

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
William L. Robbins	Partner – Capital International Investors Investment professional for 23 years in total; 20 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 3 years (plus 12 years of prior experience as an investment analyst for the fund)
Martin Romo	Partner – Capital World Investors Investment professional for 23 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 6 years (plus 1 year of prior experience as an investment analyst for the fund)
Theodore R. Samuels	Partner – Capital International Investors Investment professional for 36 years in total; 34 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year
Eugene P. Stein	Partner – Capital World Investors Investment professional for 44 years in total; 43 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 7 years
Andrew B. Suzman	Partner – Capital World Investors Investment professional for 22 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 6 years
James Terrile	Partner – Capital Research Global Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 3 years
Christopher M. Thomsen	Partner – Capital Research Global Investors Investment professional for 18 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 9 years
Ritchie Tuazon	Vice President – Capital Fixed Income Investors Investment professional for 15 years in total; 4 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: U.S. Government/AAA-Rated Securities Fund — Less than 1 year
Steven T. Watson	Partner – Capital World Investors Investment professional for 28 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 13 years (plus 5 years of prior experience as an investment analyst for the fund) Global Growth and Income Fund — 9 years
Alan J. Wilson	Partner – Capital World Investors Investment professional for 30 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 1 year
Philip Winston	Partner – Capital International Investors Investment professional for 30 years in total; 18 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year

Information regarding the portfolio managers’ compensation, their ownership of securities in the Series and other accounts they manage is in the statement of additional information.

American Funds Insurance Series / Prospectus 94

Purchases and redemptions of shares

Shares of the Series are currently offered only to insurance company separate accounts as well as so-called “feeder funds” under master-feeder arrangements sponsored by insurance companies as underlying investments for such insurance companies’ variable annuity contracts and variable life insurance policies. All such shares may be purchased or redeemed by the insurance company separate accounts (or feeder funds) at net asset value without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts (or feeder funds).

Frequent trading of fund shares The Series and American Funds Distributors, Inc., the Series’ distributor, reserve the right to reject any purchase order for any reason. The funds are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to the funds and less efficient management of the funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Series or American Funds Distributors has determined could involve actual or potential harm to a fund may be rejected.

The Series, through its transfer agent, American Funds Service Company, has agreements with the Series’ insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in fund shares. The agreements generally require the insurance companies to (i) provide, upon request from a fund, the Series or their agent, certain identifying and account information regarding contract owners who invest in fund shares through an insurance company account and (ii) execute instructions from a fund, the Series or their agent to restrict further purchases or exchanges of fund shares by a contract owner who the Series has identified as having engaged in potentially harmful market timing or frequent trading. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures that American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Series. You should refer to disclosures provided by the insurance company with which you have a contract to determine the specific trading restrictions that apply to you.

Under its procedures, American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the funds will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the Series’ broad ability to restrict potentially harmful trading as described previously, the Series’ board of trustees has adopted a “purchase blocking policy” under which any contract owner redeeming units representing a beneficial interest in any fund other than Cash Management Fund (including redemptions that are part of an exchange transaction) having a value of $5,000 or more will be precluded from investing units of beneficial interest in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of units representing a beneficial interest in a fund having a value of less than $5,000;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
•	purchase transactions involving in-kind transfers of fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The Series reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the Series’ surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the Series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the Series.

American Funds Insurance Series / Prospectus 95

Valuing shares The net asset value of each share class of a fund is the value of a single share of that class. Each fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the funds’ share prices would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the funds have adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the securities in the funds’ portfolios that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values.

Because certain of the funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the funds do not price their shares, the values of securities held in the funds may change on days when you will not be able to purchase or redeem fund shares.

Shares of the funds will be purchased or sold at the net asset value next determined after receipt of requests from the appropriate insurance company. Requests received by the appropriate insurance company prior to 4 p.m. New York time and communicated by the insurance company to the Series or its agent will be purchased or sold at that day’s net asset value.

Plan of distribution

The Series has adopted a plan of distribution or “12b-1 plan” for Class 2 shares. Under the plan, the Series may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Series’ board of trustees. The plan provides for annual expenses of .25% for Class 2 shares. Amounts paid under the 12b-1 plan are used by insurance company contract issuers to cover distribution expenses and/or the expenses of certain contract owner services. The 12b-1 fees paid by the Series, as a percentage of average net assets, for the previous fiscal year, are indicated in the prospectus in the Annual Fund Operating Expenses table for each fund. Since these fees are paid out of the Series’ assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return of an investment in Class 2 shares.

Fund expenses

In periods of market volatility, assets of the funds may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses tables in this prospectus.

The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus are based on expenses as of each fund’s most recently completed fiscal year. These items include third-party expenses, such as custodial, legal, audit, accounting, regulatory reporting and pricing vendor services, and an administrative services fee payable to the Series’ investment adviser for administrative services provided by the Series’ investment adviser and its affiliates.

Investment results

All fund results in the “Investment results” section of this prospectus reflect the reinvestment of dividends and capital gains distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

Distributions and taxes

Each fund of the Series intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the fund itself is relieved of federal income tax.

It is the Series’ policy to distribute to the shareholders (the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

American Funds Insurance Series / Prospectus 96

Financial highlights

The Financial Highlights table is intended to help you understand a fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain waivers from Capital Research and Management Company. For more information about these waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose current report, along with the funds’ financial statements, is included in the statement of additional information, which is available upon request. Figures shown do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, results would be lower.

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Growth Fund
Class 1:
12/31/14	$30.11	$.31	$.40	$ .71	$(.40)	$(2.94)	$(3.34)	$27.48	2.52%	$1,558.55%		1.08%
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466.56		1.38
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277.55		1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227.56		1.54
Class 2:
12/31/14	29.92	.24	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992.80		.85
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723.81		1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535.80		1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308.81		1.30
Class 4:
12/31/14	30.07	.07	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19	1.05	.26
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1	1.06	.43
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27[5]	—[6]	.02[2,5]	.04[2,5]
Global Small Capitalization Fund
Class 1:
12/31/14	$25.69	$ .09	$ .52	$ .61	$(.09)	$(.12)	$(.21)	$26.09	2.36%	$1,411.74%		.34%
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019.75		.46
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795.74		.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818.75		.69
Class 2:
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603	1.00	.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450.99		.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189	1.00	.45
Class 4:
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12	1.24	(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4	1.24	(.50)
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80[5]	—[6]	.04[2,5]	.04[2,5]

American Funds Insurance Series / Prospectus 97

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/14	$78.54	$.88[7]	$ 5.79	$ 6.67	$(1.16)	$(3.90)	$(5.06)	$80.15	8.78%	$7,118.35%		1.12%[7]
12/31/13	60.90	.64	17.84	18.48	(.84)	—	(.84)	78.54	30.43	7,003.35		.93
12/31/12	52.07	.63	8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116.35		1.10
12/31/11	54.78	.45	(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426.34		.81
12/31/10	46.45	.49	8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011.34		1.02
Class 2:
12/31/14	77.94	.68[7]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413.60		.87[7]
12/31/13	60.45	.47	17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334.60		.68
12/31/12	51.68	.47	8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911.60		.83
12/31/11	54.35	.30	(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701.59		.55
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896.59		.76
Class 3:
12/31/14	78.62	.74[7]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208.53		.94[7]
12/31/13	60.97	.52	17.84	18.36	(.71)	—	(.71)	78.62	30.20	216.53		.75
12/31/12	52.13	.53	8.83	9.36	(.52)	—	(.52)	60.97	17.97	189.53		.92
12/31/11	54.82	.34	(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189.52		.62
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232.52		.82
Class 4:
12/31/14	78.32	.37[7]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24.85		.47[7]
12/31/13	60.90	.29	17.90	18.19	(.77)	—	(.77)	78.32	29.96	5.85		.40
12/31/12[3,4]	60.55	.03	.78	.81	(.46)	—	(.46)	60.90	1.33[5]	—[6]	.02[2,5]	.05[2,5]
International Fund
Class 1:
12/31/14	$21.22	$.30	$ (.81)	$ (.51)	$(.36)	$ —	$(.36)	$20.35	(2.41)%	$3,282.54%		1.43%
12/31/13	17.68	.27	3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324.54		1.41
12/31/12	15.21	.30	2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618.54		1.81
12/31/11	18.05	.35	(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314.53		2.03
12/31/10	17.17	.28	.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490.53		1.69
Class 2:
12/31/14	21.15	.25	(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374.79		1.19
12/31/13	17.62	.22	3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916.79		1.15
12/31/12	15.16	.26	2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465.79		1.57
12/31/11	17.98	.31	(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210.78		1.81
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615.78		1.46
Class 3:
12/31/14	21.24	.27	(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38.72		1.28
12/31/13	17.70	.23	3.59	3.82	(.28)	—	(.28)	21.24	21.67	46.72		1.22
12/31/12	15.23	.27	2.47	2.74	(.27)	—	(.27)	17.70	17.97	44.72		1.65
12/31/11	18.05	.33	(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43.71		1.90
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61.71		1.54
Class 4:
12/31/14	21.16	.07	(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04	.31
12/31/13	17.68	(.01)	3.79	3.78	(.30)	—	(.30)	21.16	21.48	2	1.04	(.07)
12/31/12[3,4]	17.79	.01	.16	.17	(.28)	—	(.28)	17.68	.98[5]	—[6]	.02[2,5]	.05[2,5]

American Funds Insurance Series / Prospectus 98

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
New World Fund
Class 1:
12/31/14	$25.08	$.29[7]	$(1.92)	$(1.63)	$(.29)	$(2.44)	$(2.73)	$20.72	(7.63)%	$1,433.78%		1.23%[7]
12/31/13	22.93	.34	2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388.78		1.45
12/31/12	19.65	.33	3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140.79		1.54
12/31/11	23.28	.36	(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826.78		1.62
12/31/10	20.04	.37	3.25	3.62	(.38)	—	(.38)	23.28	18.20	774.80		1.76
Class 2:
12/31/14	24.88	.24[7]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084	1.03	1.01[7]
12/31/13	22.75	.28	2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307	1.03	1.22
12/31/12	19.50	.28	3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378	1.04	1.31
12/31/11	23.09	.30	(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350	1.03	1.37
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739	1.05	1.52
Class 4:
12/31/14	24.99	.09[7]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64	1.28	.40[7]
12/31/13	22.93	.14	2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8	1.29	.56
12/31/12[3,4]	22.83	.01	.35	.36	(.26)	—	(.26)	22.93	1.58[5]	—[6]	.04[2,5]	.04[2,5]
Blue Chip Income and Growth Fund
Class 1:
12/31/14	$13.12	$.46[7]	$1.59	$2.05	$(.48)	$ —	$(.48)	$14.69	15.69%	$3,542.42%		3.31%[7]
12/31/13	10.05	.27	3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814.42		2.27
12/31/12	9.00	.24	1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357.43		2.41
12/31/11	9.25	.19	(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992.42		2.08
12/31/10	8.37	.18	.87	1.05	(.17)	—	(.17)	9.25	12.61	674.44		2.10
Class 2:
12/31/14	13.02	.44[7]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722.67		3.14[7]
12/31/13	9.97	.23	3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755.67		2.03
12/31/12	8.93	.21	1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382.68		2.17
12/31/11	9.18	.17	(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340.67		1.83
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677.69		1.87
Class 4:
12/31/14	13.12	.34[7]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9.92		2.33[7]
12/31/13	10.05	.18	3.15	3.33	(.26)	—	(.26)	13.12	33.27	—[6]	.86	1.39
12/31/12[3,4]	10.20	.01	.03	.04	(.19)	—	(.19)	10.05	.38[5]	—[6]	.02[2,5]	.10[2,5]

American Funds Insurance Series / Prospectus 99

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Growth and Income Fund
Class 1:
12/31/14	$12.53	$.43[7]	$ .31	$ .74	$(.49)	$ —	$(.49)	$12.78	6.00%	$ 200.63%		3.34%[7]
12/31/13	10.56	.39	2.00	2.39	(.42)	—	(.42)	12.53	22.81	206.62		3.35
12/31/12	9.20	.25	1.39	1.64	(.28)	—	(.28)	10.56	17.93	180.62		2.56
12/31/11	9.96	.28	(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161.61		2.86
12/31/10	9.14	.23	.85	1.08	(.26)	—	(.26)	9.96	12.02	171.61		2.54
Class 2:
12/31/14	12.51	.41[7]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685.88		3.22[7]
12/31/13	10.54	.36	2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822.87		3.09
12/31/12	9.19	.23	1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837.87		2.31
12/31/11	9.94	.25	(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839.86		2.60
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130.86		2.28
Class 4:
12/31/14	12.50	.30[7]	.37	.67	(.46)	—	(.46)	12.71	5.41	1	1.13	2.30[7]
12/31/13	10.55	.28	2.09	2.37	(.42)	—	(.42)	12.50	22.60	1	1.12	2.27
12/31/12[3,4]	10.64	.01	.13	.14	(.23)	—	(.23)	10.55	1.27[5]	—[6]	.03[2,5]	.08[2,5]
Growth-Income Fund
Class 1:
12/31/14	$50.72	$.81	$ 4.57	$ 5.38	$(.80)	$(2.54)	$(3.34)	$52.76	10.91%	$10,812.29%		1.56%
12/31/13	38.48	.66	12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857.29		1.49
12/31/12	33.27	.66	5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782.29		1.79
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496.28		1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370.29		1.76
Class 2:
12/31/14	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337.54		1.31
12/31/13	38.24	.55	12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980.54		1.25
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403.54		1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235.53		1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668.54		1.52
Class 3:
12/31/14	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185.47		1.38
12/31/13	38.52	.58	12.32	12.90	(.65)	—	(.65)	50.77	33.58	193.47		1.32
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168.47		1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172.46		1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209.47		1.59
Class 4:
12/31/14	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30.79		1.11
12/31/13	38.47	.45	12.33	12.78	(.69)	—	(.69)	50.56	33.32	3.79		.96
12/31/12[3,4]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02[5]	—[6]	.01[2,5]	.03[2,5]

American Funds Insurance Series / Prospectus 100

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
International Growth and Income Fund
Class 1:
12/31/14	$17.48	$.58	$(1.09)	$ (.51)	$(.53)	$(.17)	$(.70)	$16.27	(2.93)%	$740.68%		3.32%
12/31/13	15.29	.44	2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696.69		2.63
12/31/12	13.40	.37	1.89	2.26	(.37)	—	(.37)	15.29	16.84	203.74		2.50
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35.73		3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32.74		2.61
Class 2:
12/31/14	17.43	.56	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248.93		3.21
12/31/13	15.25	.38	2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257.94		2.28
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225.99		2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199.98		2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180.99		2.37
Class 4:
12/31/14	17.45	.26	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20	1.18	1.52
12/31/13	15.29	.03	2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1	1.19	.18
12/31/12[3,4]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62[5]	—[6]	.04[2,5]	.07[2,5]
Capital Income Builder
Class 1:
12/31/14[3,8]	$10.00	$.19	$(.18)	$ .01	$(.19)	$(.01)	$(.20)	$9.81	.12%	$ 20	.56%[9]	2.87%[9]
Class 2:
12/31/14[3,8]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12[5,10]	—[6]	.47[5,9,10]	2.94[5,9,10]
Class 4:
12/31/14[3,8]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)	55	1.06[9]	2.08[9]
Asset Allocation Fund
Class 1:
12/31/14	$22.49	$.44	$ .81	$1.25	$(.39)	$(1.12)	$(1.51)	$22.23	5.66%	$11,997.30%		1.95%
12/31/13	18.43	.35	4.07	4.42	(.36)	—	(.36)	22.49	24.04	10,515.31		1.71
12/31/12	16.17	.37	2.28	2.65	(.39)	—	(.39)	18.43	16.44	7,199.31		2.11
12/31/11	16.28	.37	(.12)	.25	(.36)	—	(.36)	16.17	1.56	5,932.31		2.25
12/31/10	14.75	.35	1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235.31		2.33
Class 2:
12/31/14	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494.55		1.69
12/31/13	18.31	.30	4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760.56		1.47
12/31/12	16.06	.33	2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225.56		1.86
12/31/11	16.17	.33	(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151.56		1.99
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689.57		2.08
Class 3:
12/31/14	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40.48		1.76
12/31/13	18.45	.32	4.06	4.38	(.32)	—	(.32)	22.51	23.81	42.49		1.54
12/31/12	16.18	.34	2.29	2.63	(.36)	—	(.36)	18.45	16.28	38.49		1.93
12/31/11	16.29	.34	(.13)	.21	(.32)	—	(.32)	16.18	1.36	38.49		2.05
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44.50		2.15
Class 4:
12/31/14	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32.80		1.55
12/31/13	18.43	.27	4.12	4.39	(.36)	—	(.36)	22.46	23.89	1.79		1.22
12/31/12[3,4]	18.52	.01	.21	.22	(.31)	—	(.31)	18.43	1.17[5]	—[6]	.01[2,5]	.08[2,5]

American Funds Insurance Series / Prospectus 101

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Balanced Fund
Class 1:
12/31/14	$11.37	$.25[7]	$(.03)	$ .22	$(.18)	$(.30)	$(.48)	$11.11	1.87%	$ 37.71%		2.14%[7]
12/31/13	10.34	.22	1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36.70		2.05
12/31/12	9.35	.20	.98	1.18	(.19)	—	(.19)	10.34	12.58	32.72		2.00
12/31/11[3,11]	10.00	.13	(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)	28	.69[9]	1.99[9]
Class 2:
12/31/14	11.35	.22[7]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179.96		1.88[7]
12/31/13	10.33	.20	1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156.95		1.79
12/31/12	9.35	.17	.97	1.14	(.16)	—	(.16)	10.33	12.24	119.97		1.76
12/31/11[3,11]	10.00	.09	(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)	72	.94[9]	1.45[9]
Class 4:
12/31/14	11.35	.24[7]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88[5,10]	—[6]	.67[5,10]	2.07[5,7,10]
12/31/13	10.33	.22	1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49[5,10]	—[6]	.71[5,10]	1.98[5,10]
12/31/12[3,4]	10.47	.01	.03	.04	(.18)	—	(.18)	10.33	.40[5,10]	—[6]	.03[2,5,10]	.05[2,5,10]
Bond Fund
Class 1:
12/31/14	$10.73	$.23	$ .37	$ .60	$(.25)	$ —[12]	$(.25)	$11.08	5.59%	$4,977.39%		2.03%
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506.39		2.01
12/31/12	10.99	.25	.36	.61	(.31)	—	(.31)	11.29	5.58	3,917.39		2.23
12/31/11	10.67	.32	.36	.68	(.36)	—	(.36)	10.99	6.41	4,354.38		2.89
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768.38		3.03
Class 2:
12/31/14	10.61	.20	.36	.56	(.22)	—[12]	(.22)	10.95	5.28	4,565.64		1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763.64		1.76
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044.64		1.97
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984.63		2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074.63		2.79
Class 4:
12/31/14	10.69	.16	.39	.55	(.23)	—[12]	(.23)	11.01	5.15	29.89		1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3.89		1.58
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)[5]	—[6]	.02[2,5]	.10[2,5]
Global Bond Fund
Class 1:
12/31/14	$11.88	$.29	$(.08)	$ .21	$(.21)	$(.11)	$(.32)	$11.77	1.71%	$1,194.57%		2.35%
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093.56		2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959.56		2.29
12/31/11	11.82	.36	.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619.56		2.97
12/31/10	11.57	.41	.21	.62	(.37)	—	(.37)	11.82	5.44	325.57		3.42
Class 2:
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496.81		2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664.81		2.06
12/31/11	11.78	.33	.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639.81		2.75
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497.83		3.21
Class 4:
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4	1.09	1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—[6]	.79	2.25
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)[5]	—[6]	.02[2,5]	.11[2,5]

American Funds Insurance Series / Prospectus 102

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
High-Income Bond Fund
Class 1:
12/31/14	$11.13	$.67	$(.59)	$ .08	$(.67)	$ —	$(.67)	$10.54	.80%	$1,017.48%		5.90%
12/31/13	11.16	.75	.01	.76	(.79)	—	(.79)	11.13	6.89	856.48		6.54
12/31/12	10.54	.81	.64	1.45	(.83)	—	(.83)	11.16	13.90	894.48		7.25
12/31/11	11.20	.88	(.64)	.24	(.90)	—	(.90)	10.54	2.18	787.47		7.70
12/31/10	10.49	.91	.68	1.59	(.88)	—	(.88)	11.20	15.38	769.48		8.15
Class 2:
12/31/14	10.99	.63	(.57)	.06	(.64)	—	(.64)	10.41	.63	929.73		5.67
12/31/13	11.03	.71	.01	.72	(.76)	—	(.76)	10.99	6.60	1,061.73		6.29
12/31/12	10.42	.78	.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135.73		7.00
12/31/11	11.08	.84	(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064.72		7.44
12/31/10	10.39	.87	.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142.73		7.91
Class 3:
12/31/14	11.16	.65	(.59)	.06	(.65)	—	(.65)	10.57	.59	16.66		5.74
12/31/13	11.18	.73	.02	.75	(.77)	—	(.77)	11.16	6.77	19.66		6.36
12/31/12	10.56	.80	.63	1.43	(.81)	—	(.81)	11.18	13.67	21.66		7.07
12/31/11	11.22	.86	(.64)	.22	(.88)	—	(.88)	10.56	1.97	21.65		7.51
12/31/10	10.51	.89	.68	1.57	(.86)	—	(.86)	11.22	15.14	23.66		7.98
Class 4:
12/31/14	11.12	.63	(.59)	.04	(.11)	—	(.11)	11.05	.35	—[6]	.98	5.49
12/31/13	11.16	.67	.08	.75	(.79)	—	(.79)	11.12	6.81	—[6]	.93	5.82
12/31/12[3,4]	11.80	.04	—[12]	.04	(.68)	—	(.68)	11.16	.34[5]	—[6]	.02[2,5]	.35[2,5]
Mortgage Fund
Class 1:
12/31/14	$10.23	$ .12	$ .45	$ .57	$(.10)	$ —	$(.10)	$10.70	5.54%	$292.45%		1.12%
12/31/13	10.47	.04	(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198.44		.35
12/31/12	10.37	.01	.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87.45		.08
12/31/11[3,11]	10.00	—[12]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55	.42[9]	.04[9]
Class 2:
12/31/14	10.22	.10	.44	.54	(.08)	—	(.08)	10.68	5.23	52.70		.91
12/31/13	10.46	—[12]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49.69		(.02)
12/31/12	10.36	(.02)	.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49.70		(.16)
12/31/11[3,11]	10.00	(.02)	.48	.46	—[12]	(.10)	(.10)	10.36	4.60	22	.67[9]	(.25)[9]
Class 4:
12/31/14	10.23	.05	.46	.51	(.09)	—	(.09)	10.65	4.98	1.95		.47
12/31/13	10.47	.02	(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[5]	—[6]	.38[5]	.23[5]
12/31/12[3,4]	10.60	—[12]	.01	.01	(.06)	(.08)	(.14)	10.47	.09[5]	—[6]	.02[2,5]	.04[2,5]

American Funds Insurance Series / Prospectus 103

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[13]	Ratio of net income (loss) to average net assets[13]
U.S. Government/AAA-Rated Securities Fund
Class 1:
12/31/14	$11.94	$.15	$ .48	$ .63	$(.17)	$ —	$(.17)	$12.40	5.24%	$1,723.35%		.35%	1.24%
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584.35		.35	.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809.34		.34	.75
12/31/11	12.59	.23	.74	.97	(.26)	(.30)	(.56)	13.00	7.85	1,785.34		.34	1.83
12/31/10	12.18	.26	.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492.39		.36	2.07
Class 2:
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717.60		.60	1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801.60		.60	.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995.59		.59	.50
12/31/11	12.49	.20	.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002.59		.59	1.59
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959.64		.62	1.83
Class 3:
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13.53		.53	1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14.53		.53	.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20.52		.52	.58
12/31/11	12.61	.21	.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24.52		.52	1.65
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26.57		.55	1.92
Class 4:
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21.85		.85	.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—[6]	.84	.84	.68
12/31/12[3,4]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)[5]	—[6]	.02[2,5]	.02[2,5]	.05[2,5]

American Funds Insurance Series / Prospectus 104

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Cash Management Fund
Class 1:
12/31/14	$11.31	$(.03)	$ —	$(.03)	$ —	$ —	$ —	$11.28	(.27)%	$ 49.34%		(.26)%
12/31/13	11.34	(.03)	—[12]	(.03)	—	—	—	11.31	(.27)	57.34		(.24)
12/31/12	11.36	(.03)	.01	(.02)	—	—	—	11.34	(.18)	66.34		(.22)
12/31/11	11.39	(.02)	(.01)	(.03)	—	—	—	11.36	(.26)	75.33		(.21)
12/31/10	11.40	(.02)	.01	(.01)	—	—	—	11.39	(.09)	83.33		(.14)
Class 2:
12/31/14	11.12	(.06)	—	(.06)	—	—	—	11.06	(.54)	331.59		(.51)
12/31/13	11.17	(.05)	—[12]	(.05)	—	—	—	11.12	(.45)	395.59		(.49)
12/31/12	11.22	(.05)	—[12]	(.05)	—	—	—	11.17	(.45)	459.59		(.47)
12/31/11	11.28	(.05)	(.01)	(.06)	—	—	—	11.22	(.53)	530.58		(.47)
12/31/10	11.32	(.04)	—[12]	(.04)	—	—	—	11.28	(.35)	522.58		(.39)
Class 3:
12/31/14	11.21	(.05)	—	(.05)	—	—	—	11.16	(.45)	8.52		(.44)
12/31/13	11.26	(.05)	—[12]	(.05)	—	—	—	11.21	(.44)	8.52		(.42)
12/31/12	11.30	(.05)	.01	(.04)	—	—	—	11.26	(.35)	11.52		(.40)
12/31/11	11.34	(.04)	—[12]	(.04)	—	—	—	11.30	(.35)	12.51		(.40)
12/31/10	11.38	(.04)	—[12]	(.04)	—	—	—	11.34	(.35)	13.51		(.32)
Class 4:
12/31/14	11.30	(.09)	.04	(.05)	—	—	—	11.25	(.44)	7.84		(.77)
12/31/13	11.34	(.04)	—[12]	(.04)	—	—	—	11.30	(.35)[5]	—[6]	.37[5]	(.32)[5]
12/31/12[3,4]	11.34	—[12]	—[12]	—[12]	—	—	—	11.34	.00[5]	—[6]	.02[2,5]	(.01) [2,5]
American Funds Insurance Series / Prospectus 105

	Period ended December 31
Portfolio turnover rate for all share classes including mortgage dollar roll transactions	2014	2013	2012	2011	2010
Global Growth Fund	22%	39%	22%	28%	28%
Global Small Capitalization Fund	28	36	40	44	47
Growth Fund	29	19	21	19	28
International Fund	18	21	29	24	25
New World Fund	36	43	32	22	18
Blue Chip Income and Growth Fund	37	30	36	27	22
Global Growth and Income Fund	28	31	30	25	30
Growth-Income Fund	25	19	25	22	22
International Growth and Income Fund	34	34	31	48	31
Capital Income Builder	35[8]
Asset Allocation Fund	88	74	61	43	46
Global Balanced Fund	73	81	80	34[11]
Bond Fund	365	354	253	163	187
Global Bond Fund	200	213	160	101	106
High-Income Bond Fund	54	64	48	51	54
Mortgage Fund	790	715	444	480[11]
U.S. Government/AAA-Rated Securities Fund	387	621	447	234	208
Cash Management Fund	—	—	—	—	—

	Period ended December 31
Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions	2014	2013	2012	2011	2010
Capital Income Builder	24%	Not available
Asset Allocation Fund	42
Global Balanced Fund	40
Bond Fund	121
Global Bond Fund	134
Mortgage Fund	108
U.S. Government/AAA-Rated Securities Fund	88
[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class 4 shares were offered beginning December 14, 2012.
[5]	Although the series has a plan of distribution and an insurance administrative services plan for some share classes, distribution services fees and/or insurance administrative services fees are not paid on amounts invested in a fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[8]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[9]	Annualized.
[10]	This class consisted solely of seed capital invested by Capital Research and Management Company; therefore, certain fees were not accrued.
[11]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[12]	Amount less than $.01.
[13]	This column reflects the impact, if any, of certain waivers by Capital Research and Management Company. Capital Research and Management Company reduced fees for investment advisory services for U.S. Government/AAA-Rated Securities Fund during 2010.
American Funds Insurance Series / Prospectus 106

Other fund information Shares of the Series are currently offered to insurance company separate accounts funding both variable annuity contracts and variable life insurance policies. Interests of various contract owners participating in the Series may be in conflict. The board of trustees of the Series will monitor for the existence of any material conflicts and determine what action, if any, should be taken. Shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the Series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the Series, including the funds’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the Series, the Series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the Series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

The current SAI and annual/semi-annual reports to shareholders can be found online at americanfunds.com/afis and may be available on the website of the company that issued your insurance contract. You also may request a free copy of these documents or the codes of ethics by calling American Funds at (800) 421-9900, ext. 65413 or writing to the Secretary at 333 South Hope Street, Los Angeles, California 90071.

INA2PRX-998-0515P Printed in USA CGD/AFD/8024	Investment Company File No. 811-03857

American Funds Insurance Series® Prospectus Class 3 shares May 1, 2015

Growth Fund
International Fund
Growth-Income Fund
Asset Allocation Fund
High-Income Bond Fund
U.S. Government/AAA-Rated Securities Fund
Cash Management Fund

Summaries:
Growth Fund	1
International Fund	4
Growth-Income Fund	7
Asset Allocation Fund	10
High-Income Bond Fund	14
U.S. Government/AAA-Rated Securities Fund	17
Cash Management Fund	21
Investment objectives, strategies and risks	23
Management and organization	33
Purchases and redemptions of shares	39
Plan of distribution	40
Fund expenses	40
Investment results	40
Distributions and taxes	40
Financial highlights	41

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Growth Fund

Investment objective

The fund’s investment objective is to provide you with growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 3 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 3
Management fee	0.33%
Distribution and/or service (12b-1) fees	0.18
Other expenses	0.02
Total annual fund operating expenses	0.53

Example This example is intended to help you compare the cost of investing in Class 3 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 3	$54	$170	$296	$665

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 1

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 3 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth Funds Index and the Lipper Capital Appreciation Funds Index include mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 2

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	8.58%	13.67%	7.91%	12.44%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	11.39
Lipper Growth Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	10.28	14.46	7.00	9.60
Lipper Capital Appreciation Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	9.81	13.23	8.02	9.77
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 3 shares were first offered on January 16, 2004; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, but reflect the .18% annual expense that applies to Class 3 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 3 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Donnalisa Parks Barnum	12 years	Partner – Capital World Investors
Gregory D. Johnson	8 years	Partner – Capital World Investors
Michael T. Kerr	10 years	Partner – Capital World Investors
Ronald B. Morrow	12 years	Partner – Capital World Investors
Andraz Razen	2 years	Vice President – Capital World Investors
Alan J. Wilson	1 year	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 3

International Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 3 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 3
Management fee	0.50%
Distribution and/or service (12b-1) fees	0.18
Other expenses	0.04
Total annual fund operating expenses	0.72

Example This example is intended to help you compare the cost of investing in Class 3 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 3	$74	$230	$401	$894

Portfolio turnover The fund pays transaction costs such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 4

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 5

Investment results

The following bar chart shows how the investment results of the Class 3 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper International Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	–2.56%	5.26%	6.42%	8.23%
MSCI All Country World ex USA Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–3.87	4.43	5.13	5.90
Lipper International Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	–4.23	5.70	5.29	6.50
*	Lifetime results are from May 1, 1990, the date the fund began investment operations. Class 3 shares were first offered on January 16, 2004; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, but reflect the .18% annual expense that applies to Class 3 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 3 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Sung Lee Vice President	9 years	Partner – Capital Research Global Investors
L. Alfonso Barroso	6 years	Partner – Capital Research Global Investors
Jesper Lyckeus	8 years	Partner – Capital Research Global Investors
Christopher M. Thomsen	9 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 6

Growth-Income Fund

Investment objectives

The fund’s investment objectives are to achieve long-term growth of capital and income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 3 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 3
Management fee	0.27%
Distribution and/or service (12b-1) fees	0.18
Other expenses	0.02
Total annual fund operating expenses	0.47

Example This example is intended to help you compare the cost of investing in Class 3 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 3	$48	$151	$263	$591

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 7

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 3 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth and Income Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 8

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	10.71%	13.75%	7.16%	11.22%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	11.39
Lipper Growth and Income Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	8.77	12.30	6.37	9.91
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 3 shares were first offered on January 16, 2004; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, but reflect the .18% annual expense that applies to Class 3 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 3 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Donald D. O’Neal Vice Chairman of the Board	10 years	Partner – Capital Research Global Investors
Dylan Yolles Vice President	10 years	Partner – Capital International Investors
J. Blair Frank	9 years	Partner – Capital Research Global Investors
Claudia P. Huntington	21 years	Partner – Capital Research Global Investors
William L. Robbins	3 years	Partner – Capital International Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 9

Asset Allocation Fund

Investment objective

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 3 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 3
Management fee	0.28%
Distribution and/or service (12b-1) fees	0.18
Other expenses	0.02
Total annual fund operating expenses	0.48

Example This example is intended to help you compare the cost of investing in Class 3 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 3	$49	$154	$269	$604

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal investment strategies

In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 10

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series / Prospectus 11

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 3 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% S&P/Barclays Index is a composite blend of 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the fund may invest. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	5.47%	11.62%	7.32%	8.45%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	9.63
Barclays U.S. Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.97	4.45	4.71	6.48
60%/40% S&P/Barclays Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	10.60	11.18	6.76	8.64
*	Lifetime results are from August 1, 1989, the date the fund began investment operations. Class 3 shares were first offered on January 16, 2004; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, but reflect the .18% annual expense that applies to Class 3 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 3 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 12

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	15 years	Partner – Capital World Investors
J. David Carpenter	2 years	Partner – Capital World Investors
David A. Daigle	6 years	Partner – Capital Fixed Income Investors
Jeffrey T. Lager	8 years	Partner – Capital World Investors
James R. Mulally	9 years	Partner – Capital Fixed Income Investors
Eugene P. Stein	7 years	Partner – Capital World Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 13

High-Income Bond Fund

Investment objectives

The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 3 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 3
Management fee	0.46%
Distribution and/or service (12b-1) fees	0.18
Other expenses	0.02
Total annual fund operating expenses	0.66

Example This example is intended to help you compare the cost of investing in Class 3 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 3	$67	$211	$368	$822

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.”

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 14

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 15

Investment results

The following bar chart shows how the investment results of the Class 3 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper High Yield Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	0.59%	7.47%	5.72%	9.01%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	2.46	8.98	7.73	N/A
Lipper High Yield Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	2.24	8.47	6.35	7.64
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 3 shares were first offered on January 16, 2004; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, but reflect the .18% annual expense that applies to Class 3 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 3 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David C. Barclay	22 years	Partner – Capital Fixed Income Investors
David A. Daigle	6 years	Partner – Capital Fixed Income Investors
Laurentius Harrer	Less than 1 year	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 16

U.S. Government/AAA-Rated Securities Fund

Investment objective

The fund’s investment objective is to provide a high level of current income consistent with preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 3 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 3
Management fee	0.33%
Distribution and/or service (12b-1) fees	0.18
Other expenses	0.02
Total annual fund operating expenses	0.53

Example This example is intended to help you compare the cost of investing in Class 3 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 3	$54	$170	$296	$665

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 387% of the average value of its portfolio.

Principal investment strategies

Normally, the fund invests at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government or debt securities that are rated Aaa or AAA by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

The fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities, such as to-be-announced contracts and mortgage dollar rolls. The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuer.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers and anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 17

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

American Funds Insurance Series / Prospectus 18

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

It is important to note that neither your investment in the fund nor the fund’s yield is guaranteed by the U.S. government. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how the fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 3 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper General U.S. Government Funds Average includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. The Consumer Price Index provides a comparison of the fund’s results to inflation. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	5.11%	3.43%	4.02%	6.11%
Barclays U.S. Government/Mortgage Backed Securities Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.41	3.69	4.50	6.87
Lipper General U.S. Government Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	5.85	3.42	3.74	5.95
Consumer Price Index (CPI)	0.76	1.69	2.12	2.67
*	Lifetime results are from December 2, 1985, the date the fund began investment operations. Class 3 shares were first offered on January 16, 2004; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, but reflect the .18% annual expense that applies to Class 3 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 3 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 19

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	Less than 1 year	Partner – Capital Fixed Income Investors
Fergus N. MacDonald	5 years	Partner – Capital Fixed Income Investors
Ritchie Tuazon	Less than 1 year	Vice President – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 20

Cash Management Fund

Investment objective

The investment objective of the fund is to provide you with a way to earn income on your cash reserves while preserving capital and maintaining liquidity.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 3 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 3
Management fee	0.32%
Distribution and/or service (12b-1) fees	0.18
Other expenses	0.02
Total annual fund operating expenses	0.52

Example This example is intended to help you compare the cost of investing in Class 3 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 3	$53	$167	$291	$653

Principal investment strategies

Normally, the fund invests substantially in high-quality money market instruments such as commercial paper, commercial bank obligations, government securities, and short-term corporate bonds and notes. Certain of these securities may have credit and liquidity support features, including guarantees and letters of credit.

The fund may invest in securities issued by entities domiciled outside the United States and securities with credit and liquidity support features provided by entities domiciled outside the United States. The fund may also invest in securities of U.S. issuers with substantial operations outside the United States.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to provide current income while preserving capital and maintaining liquidity. The investment adviser believes that an important way to accomplish this is by analyzing various factors, including the credit strength of the issuer, prices of similar securities issued by comparable issuers, current and anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. The fund is not managed to maintain a stable asset value of $1.00 per share and it is possible to lose money by investing in the fund.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in money market securities — The values and liquidity of the securities held by the fund may be affected by changing interest rates, changes in the credit quality of the issuers of the securities, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

American Funds Insurance Series / Prospectus 21

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results of the Class 3 shares of the fund have varied from year to year, and the following table shows the fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years	10 years	Lifetime*
Fund	–0.45%	–0.39%	1.17%	3.63%
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 3 shares were first offered on January 16, 2004; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, but reflect the .18% annual expense that applies to Class 3 shares and is described in the “Plan of distribution” section of this prospectus. Results for Class 1 shares are comparable to those of Class 3 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 22

Investment objectives, strategies and risks

Growth Fund

The fund’s investment objective is to provide you with growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Insurance Series / Prospectus 23

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth Funds Index is an equally weighted index of growth funds. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The Lipper Capital Appreciation Funds Index is an equally weighted index of funds that aim for maximum capital appreciation. The results of the underlying funds in both Lipper indexes include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

International Fund

The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series / Prospectus 24

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper International Funds Index is an equally weighted index of funds that invest assets in securities with primary trading markets outside the United States. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Growth-Income Fund

The fund’s investment objectives are to achieve long-term growth of capital and income. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

American Funds Insurance Series / Prospectus 25

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Asset Allocation Fund

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized

American Funds Insurance Series / Prospectus 26

Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

American Funds Insurance Series / Prospectus 27

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 60%/40% S&P/Barclays Index blends the S&P 500 Index with the Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

High-Income Bond Fund

The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” Generally, the fund may invest in debt securities of any maturity or duration.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

American Funds Insurance Series / Prospectus 28

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence on the date the fund began investment operations; therefore, lifetime results are not shown. The Lipper High Yield Funds Index is an equally weighted index of funds that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 29

U.S. Government/AAA-Rated Securities Fund

The fund’s investment objective is to provide a high level of current income consistent with preservation of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund invests at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government or debt securities that are rated Aaa or AAA by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. This policy is subject to change only upon 60 days’ written notice to shareholders. The fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

The fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities, such as to-be-announced contracts and mortgage dollar rolls. The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuer.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

American Funds Insurance Series / Prospectus 30

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Government/Mortgage-Backed Securities Index is a market-value-weighted index that covers fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and the mortgage-backed pass-through securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. This index is unmanaged and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper General U.S. Government Funds Average is composed of funds that invest primarily in U.S. government and agency issues. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the fund for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series / Prospectus 31

Cash Management Fund

The investment objective of the fund is to provide you with a way to earn income on your cash reserves while preserving capital and maintaining liquidity. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund invests substantially in high-quality money market instruments such as commercial paper, commercial bank obligations, government securities, and short-term corporate bonds and notes. Some of the securities held by the fund may have credit and liquidity support features, including guarantees and letters of credit. The fund may invest in securities issued by entities domiciled outside the United States and securities with credit and liquidity support features provided by entities domiciled outside the United States. The fund may also invest in securities of U.S. issuers with substantial operations outside the United States.

The fund is not managed to maintain a stable asset value of $1.00 per share and it is possible to lose money by investing in the fund.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in money market securities — The values and liquidity of the securities held by the fund may be affected by changing interest rates, changes in the credit quality of the issuers of the securities, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Insurance Series / Prospectus 32

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the Series and other mutual funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolios and business affairs of the Series. The total management fee paid by each fund for the previous fiscal year, in each case expressed as a percentage of average net assets of that fund, appears in the Annual Fund Operating Expenses table for each fund. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the Series’ Investment Advisory and Service Agreement by the Series’ board of trustees is contained in the Series’ annual report to shareholders for the fiscal year ended December 31, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The Series’ shareholders approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders of the Series approved a proposal to reorganize the Series into a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization.

Portfolio holdings A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

American Funds Insurance Series / Prospectus 33

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition to the portfolio managers below, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. To the extent applicable, a fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

The primary individual portfolio managers for each of the funds are:

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
Donald D. O’Neal Vice Chairman of the Board	Partner – Capital Research Global Investors Investment professional for 30 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 10 years
Alan N. Berro President	Partner – Capital World Investors Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 15 years
Carl M. Kawaja Vice President	Partner – Capital World Investors Investment professional for 28 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 16 years
Sung Lee Vice President	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 9 years International Growth and Income Fund — 7 years
Dylan Yolles Vice President	Partner – Capital International Investors Investment professional for 18 years in total; 15 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 10 years (plus 5 years of prior experience as an investment analyst for the fund)
Hilda L. Applbaum	Partner – Capital World Investors Investment professional for 28 years in total; 20 years with Capital Research and Management Company or affiliate	Serves as an equity/fixed-income portfolio manager for: Global Balanced Fund — 4 years
David C. Barclay	Partner – Capital Fixed Income Investors Investment professional for 34 years in total; 27 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 17 years High-Income Bond Fund — 22 years
Donnalisa Parks Barnum	Partner – Capital World Investors Investment professional for 34 years in total; 29 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 12 years
L. Alfonso Barroso	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 6 years
American Funds Insurance Series / Prospectus 34

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
David J. Betanzos	Partner – Capital Fixed Income Investors Investment professional for 15 years in total; 13 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Capital Income Builder — 1 year Mortgage Fund — 1 year U.S. Government/AAA-Rated Securities Fund — Less than 1 year
Mark A. Brett	Partner – Capital Fixed Income Investors Investment professional for 36 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Global Balanced Fund — 4 years Global Bond Fund — Less than 1 year
Christopher D. Buchbinder	Partner – Capital Research Global Investors Investment professional for 20 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 8 years
J. David Carpenter	Partner – Capital World Investors Investment professional for 21 years in total; 17 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 2 years
David A. Daigle	Partner – Capital Fixed Income Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for:
Asset Allocation Fund — 6 years
Global Bond Fund — Less than 1 year
High-Income Bond Fund — 6 years (plus 9 years of prior experience as an investment analyst for the fund)
Isabelle de Wismes	Partner – Capital World Investors Investment professional for 31 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 3 years (plus 14 years of prior experience as an investment analyst for the fund)
Mark E. Denning	Partner – Capital Research Global Investors Investment professional for 33 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 17 years
Paul Flynn	Partner – Capital World Investors Investment professional for 19 years in total; 17 years with Capital Research and Management Company or affiliate	Serves as an equity/fixed-income portfolio manager for: Global Balanced Fund — 2 years
J. Blair Frank	Partner – Capital Research Global Investors Investment professional for 22 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 12 years Growth-Income Fund — 9 years
Nicholas J. Grace	Partner – Capital World Investors Investment professional for 25 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 3 years (plus 8 years of prior experience as an investment analyst for the fund)
Laurentius Harrer	Partner – Capital Fixed Income Investors Investment professional for 26 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: High-Income Bond Fund — Less than 1 year
American Funds Insurance Series / Prospectus 35

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
David A. Hoag	Partner – Capital Fixed Income Investors Investment professional for 27 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 8 years
Thomas H. Høgh	Partner – Capital Fixed Income Investors Investment professional for 28 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 8 years Global Bond Fund — 9 years
Galen Hoskin	Partner – Capital World Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 9 years (plus 6 years of prior experience as an investment analyst for the fund)
Claudia P. Huntington	Partner – Capital Research Global Investors Investment professional for 42 years in total; 40 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 2 years Growth-Income Fund — 21 years (plus 5 years of prior experience as an investment analyst for the fund)
Gregg E. Ireland	Partner – Capital World Investors Investment professional for 43 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 9 years
Gregory D. Johnson	Partner – Capital World Investors Investment professional for 22 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 8 years
Joanna F. Jonsson	Partner – Capital World Investors Investment professional for 26 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Balanced Fund — 4 years
Michael T. Kerr	Partner – Capital World Investors Investment professional for 32 years in total; 30 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 10 years
Jonathan Knowles	Partner – Capital World Investors Investment professional for 23 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 2 years (plus 10 years of prior experience as an investment analyst for the fund)
Darcy Kopcho	Partner – Capital International Investors Investment professional for 35 years in total; 27 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year
Lawrence Kymisis	Partner – Capital Research Global Investors Investment professional for 20 years in total; 12 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 3 years
Harold H. La	Partner – Capital Research Global Investors Investment professional for 17 years in total; 16 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 7 years (plus 4 years of prior experience as an investment analyst for the fund)
American Funds Insurance Series / Prospectus 36

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
Jeffrey T. Lager	Partner – Capital World Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 8 years
James B. Lovelace	Partner – Capital Research Global Investors Investment professional for 33 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 8 years
Jesper Lyckeus	Partner – Capital Research Global Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 8 years (plus 8 years of prior experience as an investment analyst for the fund) International Growth and Income Fund — 7 years
Fergus N. MacDonald	Partner – Capital Fixed Income Investors Investment professional for 23 years in total; 12 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Mortgage Fund — 4 years U.S. Government/AAA-Rated Securities Fund — 5 years
Ronald B. Morrow	Partner – Capital World Investors Investment professional for 47 years in total; 18 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 12 years (plus 5 years of prior experience as an investment analyst for the fund)
James R. Mulally	Partner – Capital Fixed Income Investors Investment professional for 39 years in total; 35 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Asset Allocation Fund — 9 years
Robert H. Neithart	Partner – Capital Fixed Income Investors Investment professional for 28 years, all with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for:
New World Fund — 3 years (plus 2 years of prior experience as an investment analyst for the fund)
Global Balanced Fund — 4 years
Global Bond Fund — 2 years
Aidan O’Connell	Vice President – Capital Research Global Investors Investment professional for 17 years in total; 11 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 1 year (plus 9 years of prior experience as an investment analyst for the fund)
Andraz Razen	Vice President – Capital World Investors Investment professional for 17 years in total; 11 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 2 years (plus 3 years of prior experience as an investment analyst for the fund)
David M. Riley	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Growth and Income Fund — 7 years
American Funds Insurance Series / Prospectus 37

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
William L. Robbins	Partner – Capital International Investors Investment professional for 23 years in total; 20 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 3 years (plus 12 years of prior experience as an investment analyst for the fund)
Martin Romo	Partner – Capital World Investors Investment professional for 23 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 6 years (plus 1 year of prior experience as an investment analyst for the fund)
Theodore R. Samuels	Partner – Capital International Investors Investment professional for 36 years in total; 34 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year
Eugene P. Stein	Partner – Capital World Investors Investment professional for 44 years in total; 43 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 7 years
Andrew B. Suzman	Partner – Capital World Investors Investment professional for 22 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 6 years
James Terrile	Partner – Capital Research Global Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 3 years
Christopher M. Thomsen	Partner – Capital Research Global Investors Investment professional for 18 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 9 years
Ritchie Tuazon	Vice President – Capital Fixed Income Investors Investment professional for 15 years in total; 4 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: U.S. Government/AAA-Rated Securities Fund — Less than 1 year
Steven T. Watson	Partner – Capital World Investors Investment professional for 28 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 13 years (plus 5 years of prior experience as an investment analyst for the fund) Global Growth and Income Fund — 9 years
Alan J. Wilson	Partner – Capital World Investors Investment professional for 30 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 1 year
Philip Winston	Partner – Capital International Investors Investment professional for 30 years in total; 18 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year

Information regarding the portfolio managers’ compensation, their ownership of securities in the Series and other accounts they manage is in the statement of additional information.

American Funds Insurance Series / Prospectus 38

Purchases and redemptions of shares

Shares of the Series are currently offered only to insurance company separate accounts as well as so-called “feeder funds” under master-feeder arrangements sponsored by insurance companies as underlying investments for such insurance companies’ variable annuity contracts and variable life insurance policies. All such shares may be purchased or redeemed by the insurance company separate accounts (or feeder funds) at net asset value without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts (or feeder funds).

Frequent trading of fund shares The Series and American Funds Distributors, Inc., the Series’ distributor, reserve the right to reject any purchase order for any reason. The funds are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to the funds and less efficient management of the funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Series or American Funds Distributors has determined could involve actual or potential harm to a fund may be rejected.

The Series, through its transfer agent, American Funds Service Company, has agreements with the Series’ insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in fund shares. The agreements generally require the insurance companies to (i) provide, upon request from a fund, the Series or their agent, certain identifying and account information regarding contract owners who invest in fund shares through an insurance company account and (ii) execute instructions from a fund, the Series or their agent to restrict further purchases or exchanges of fund shares by a contract owner who the Series has identified as having engaged in potentially harmful market timing or frequent trading. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures that American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Series. You should refer to disclosures provided by the insurance company with which you have a contract to determine the specific trading restrictions that apply to you.

Under its procedures, American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the funds will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the Series’ broad ability to restrict potentially harmful trading as described previously, the Series’ board of trustees has adopted a “purchase blocking policy” under which any contract owner redeeming units representing a beneficial interest in any fund other than Cash Management Fund (including redemptions that are part of an exchange transaction) having a value of $5,000 or more will be precluded from investing units of beneficial interest in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of units representing a beneficial interest in a fund having a value of less than $5,000;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
•	purchase transactions involving in-kind transfers of fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The Series reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the Series’ surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the Series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the Series.

American Funds Insurance Series / Prospectus 39

Valuing shares The net asset value of each share class of a fund is the value of a single share of that class. Each fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the funds’ share prices would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the funds have adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the securities in the funds’ portfolios that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values.

Because certain of the funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the funds do not price their shares, the values of securities held in the funds may change on days when you will not be able to purchase or redeem fund shares.

Shares of the funds will be purchased or sold at the net asset value next determined after receipt of requests from the appropriate insurance company. Requests received by the appropriate insurance company prior to 4 p.m. New York time and communicated by the insurance company to the Series or its agent will be purchased or sold at that day’s net asset value.

Plan of distribution

The Series has adopted a plan of distribution or “12b-1 plan” for Class 3 shares. Under the plan, the Series may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Series’ board of trustees. The plan provides for annual expenses of .18% for Class 3 shares. Amounts paid under the 12b-1 plan are used by insurance company contract issuers to cover distribution expenses and/or the expenses of certain contract owner services. The 12b-1 fees paid by the Series, as a percentage of average net assets, for the previous fiscal year, are indicated in the prospectus in the Annual Fund Operating Expenses table for each fund. Since these fees are paid out of the Series’ assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return of an investment in Class 3 shares.

Fund expenses

In periods of market volatility, assets of the funds may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses tables in this prospectus.

The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus are based on expenses as of each fund’s most recently completed fiscal year. These items include third-party expenses, such as custodial, legal, audit, accounting, regulatory reporting and pricing vendor services, and an administrative services fee payable to the Series’ investment adviser for administrative services provided by the Series’ investment adviser and its affiliates.

Investment results

All fund results in the “Investment results” section of this prospectus reflect the reinvestment of dividends and capital gains distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

Distributions and taxes

Each fund of the Series intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the fund itself is relieved of federal income tax.

It is the Series’ policy to distribute to the shareholders (the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

American Funds Insurance Series / Prospectus 40

Financial highlights

The Financial Highlights table is intended to help you understand a fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain waivers from Capital Research and Management Company. For more information about these waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose current report, along with the funds’ financial statements, is included in the statement of additional information, which is available upon request. Figures shown do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, results would be lower.

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Growth Fund
Class 1:
12/31/14	$30.11	$.31	$.40	$ .71	$(.40)	$(2.94)	$(3.34)	$27.48	2.52%	$1,558.55%		1.08%
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466.56		1.38
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277.55		1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227.56		1.54
Class 2:
12/31/14	29.92	.24	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992.80		.85
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723.81		1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535.80		1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308.81		1.30
Class 4:
12/31/14	30.07	.07	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19	1.05	.26
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1	1.06	.43
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27[5]	—[6]	.02[2,5]	.04[2,5]
Global Small Capitalization Fund
Class 1:
12/31/14	$25.69	$ .09	$ .52	$ .61	$(.09)	$(.12)	$(.21)	$26.09	2.36%	$1,411.74%		.34%
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019.75		.46
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795.74		.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818.75		.69
Class 2:
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603	1.00	.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450.99		.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189	1.00	.45
Class 4:
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12	1.24	(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4	1.24	(.50)
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80[5]	—[6]	.04[2,5]	.04[2,5]

American Funds Insurance Series / Prospectus 41

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/14	$78.54	$.88[7]	$ 5.79	$ 6.67	$(1.16)	$(3.90)	$(5.06)	$80.15	8.78%	$7,118.35%		1.12%[7]
12/31/13	60.90	.64	17.84	18.48	(.84)	—	(.84)	78.54	30.43	7,003.35		.93
12/31/12	52.07	.63	8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116.35		1.10
12/31/11	54.78	.45	(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426.34		.81
12/31/10	46.45	.49	8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011.34		1.02
Class 2:
12/31/14	77.94	.68[7]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413.60		.87[7]
12/31/13	60.45	.47	17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334.60		.68
12/31/12	51.68	.47	8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911.60		.83
12/31/11	54.35	.30	(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701.59		.55
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896.59		.76
Class 3:
12/31/14	78.62	.74[7]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208.53		.94[7]
12/31/13	60.97	.52	17.84	18.36	(.71)	—	(.71)	78.62	30.20	216.53		.75
12/31/12	52.13	.53	8.83	9.36	(.52)	—	(.52)	60.97	17.97	189.53		.92
12/31/11	54.82	.34	(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189.52		.62
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232.52		.82
Class 4:
12/31/14	78.32	.37[7]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24.85		.47[7]
12/31/13	60.90	.29	17.90	18.19	(.77)	—	(.77)	78.32	29.96	5.85		.40
12/31/12[3,4]	60.55	.03	.78	.81	(.46)	—	(.46)	60.90	1.33[5]	—[6]	.02[2,5]	.05[2,5]
International Fund
Class 1:
12/31/14	$21.22	$.30	$ (.81)	$ (.51)	$(.36)	$ —	$(.36)	$20.35	(2.41)%	$3,282.54%		1.43%
12/31/13	17.68	.27	3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324.54		1.41
12/31/12	15.21	.30	2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618.54		1.81
12/31/11	18.05	.35	(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314.53		2.03
12/31/10	17.17	.28	.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490.53		1.69
Class 2:
12/31/14	21.15	.25	(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374.79		1.19
12/31/13	17.62	.22	3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916.79		1.15
12/31/12	15.16	.26	2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465.79		1.57
12/31/11	17.98	.31	(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210.78		1.81
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615.78		1.46
Class 3:
12/31/14	21.24	.27	(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38.72		1.28
12/31/13	17.70	.23	3.59	3.82	(.28)	—	(.28)	21.24	21.67	46.72		1.22
12/31/12	15.23	.27	2.47	2.74	(.27)	—	(.27)	17.70	17.97	44.72		1.65
12/31/11	18.05	.33	(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43.71		1.90
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61.71		1.54
Class 4:
12/31/14	21.16	.07	(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04	.31
12/31/13	17.68	(.01)	3.79	3.78	(.30)	—	(.30)	21.16	21.48	2	1.04	(.07)
12/31/12[3,4]	17.79	.01	.16	.17	(.28)	—	(.28)	17.68	.98[5]	—[6]	.02[2,5]	.05[2,5]

American Funds Insurance Series / Prospectus 42

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
New World Fund
Class 1:
12/31/14	$25.08	$.29[7]	$(1.92)	$(1.63)	$(.29)	$(2.44)	$(2.73)	$20.72	(7.63)%	$1,433.78%		1.23%[7]
12/31/13	22.93	.34	2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388.78		1.45
12/31/12	19.65	.33	3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140.79		1.54
12/31/11	23.28	.36	(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826.78		1.62
12/31/10	20.04	.37	3.25	3.62	(.38)	—	(.38)	23.28	18.20	774.80		1.76
Class 2:
12/31/14	24.88	.24[7]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084	1.03	1.01[7]
12/31/13	22.75	.28	2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307	1.03	1.22
12/31/12	19.50	.28	3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378	1.04	1.31
12/31/11	23.09	.30	(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350	1.03	1.37
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739	1.05	1.52
Class 4:
12/31/14	24.99	.09[7]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64	1.28	.40[7]
12/31/13	22.93	.14	2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8	1.29	.56
12/31/12[3,4]	22.83	.01	.35	.36	(.26)	—	(.26)	22.93	1.58[5]	—[6]	.04[2,5]	.04[2,5]
Blue Chip Income and Growth Fund
Class 1:
12/31/14	$13.12	$.46[7]	$1.59	$2.05	$(.48)	$ —	$(.48)	$14.69	15.69%	$3,542.42%		3.31%[7]
12/31/13	10.05	.27	3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814.42		2.27
12/31/12	9.00	.24	1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357.43		2.41
12/31/11	9.25	.19	(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992.42		2.08
12/31/10	8.37	.18	.87	1.05	(.17)	—	(.17)	9.25	12.61	674.44		2.10
Class 2:
12/31/14	13.02	.44[7]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722.67		3.14[7]
12/31/13	9.97	.23	3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755.67		2.03
12/31/12	8.93	.21	1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382.68		2.17
12/31/11	9.18	.17	(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340.67		1.83
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677.69		1.87
Class 4:
12/31/14	13.12	.34[7]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9.92		2.33[7]
12/31/13	10.05	.18	3.15	3.33	(.26)	—	(.26)	13.12	33.27	—[6]	.86	1.39
12/31/12[3,4]	10.20	.01	.03	.04	(.19)	—	(.19)	10.05	.38[5]	—[6]	.02[2,5]	.10[2,5]

American Funds Insurance Series / Prospectus 43

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Growth and Income Fund
Class 1:
12/31/14	$12.53	$.43[7]	$ .31	$ .74	$(.49)	$ —	$(.49)	$12.78	6.00%	$ 200.63%		3.34%[7]
12/31/13	10.56	.39	2.00	2.39	(.42)	—	(.42)	12.53	22.81	206.62		3.35
12/31/12	9.20	.25	1.39	1.64	(.28)	—	(.28)	10.56	17.93	180.62		2.56
12/31/11	9.96	.28	(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161.61		2.86
12/31/10	9.14	.23	.85	1.08	(.26)	—	(.26)	9.96	12.02	171.61		2.54
Class 2:
12/31/14	12.51	.41[7]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685.88		3.22[7]
12/31/13	10.54	.36	2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822.87		3.09
12/31/12	9.19	.23	1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837.87		2.31
12/31/11	9.94	.25	(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839.86		2.60
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130.86		2.28
Class 4:
12/31/14	12.50	.30[7]	.37	.67	(.46)	—	(.46)	12.71	5.41	1	1.13	2.30[7]
12/31/13	10.55	.28	2.09	2.37	(.42)	—	(.42)	12.50	22.60	1	1.12	2.27
12/31/12[3,4]	10.64	.01	.13	.14	(.23)	—	(.23)	10.55	1.27[5]	—[6]	.03[2,5]	.08[2,5]
Growth-Income Fund
Class 1:
12/31/14	$50.72	$.81	$ 4.57	$ 5.38	$(.80)	$(2.54)	$(3.34)	$52.76	10.91%	$10,812.29%		1.56%
12/31/13	38.48	.66	12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857.29		1.49
12/31/12	33.27	.66	5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782.29		1.79
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496.28		1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370.29		1.76
Class 2:
12/31/14	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337.54		1.31
12/31/13	38.24	.55	12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980.54		1.25
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403.54		1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235.53		1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668.54		1.52
Class 3:
12/31/14	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185.47		1.38
12/31/13	38.52	.58	12.32	12.90	(.65)	—	(.65)	50.77	33.58	193.47		1.32
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168.47		1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172.46		1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209.47		1.59
Class 4:
12/31/14	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30.79		1.11
12/31/13	38.47	.45	12.33	12.78	(.69)	—	(.69)	50.56	33.32	3.79		.96
12/31/12[3,4]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02[5]	—[6]	.01[2,5]	.03[2,5]

American Funds Insurance Series / Prospectus 44

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
International Growth and Income Fund
Class 1:
12/31/14	$17.48	$.58	$(1.09)	$ (.51)	$(.53)	$(.17)	$(.70)	$16.27	(2.93)%	$740.68%		3.32%
12/31/13	15.29	.44	2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696.69		2.63
12/31/12	13.40	.37	1.89	2.26	(.37)	—	(.37)	15.29	16.84	203.74		2.50
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35.73		3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32.74		2.61
Class 2:
12/31/14	17.43	.56	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248.93		3.21
12/31/13	15.25	.38	2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257.94		2.28
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225.99		2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199.98		2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180.99		2.37
Class 4:
12/31/14	17.45	.26	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20	1.18	1.52
12/31/13	15.29	.03	2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1	1.19	.18
12/31/12[3,4]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62[5]	—[6]	.04[2,5]	.07[2,5]
Capital Income Builder
Class 1:
12/31/14[3,8]	$10.00	$.19	$(.18)	$ .01	$(.19)	$(.01)	$(.20)	$9.81	.12%	$ 20	.56%[9]	2.87%[9]
Class 2:
12/31/14[3,8]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12[5,10]	—[6]	.47[5,9,10]	2.94[5,9,10]
Class 4:
12/31/14[3,8]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)	55	1.06[9]	2.08[9]
Asset Allocation Fund
Class 1:
12/31/14	$22.49	$.44	$ .81	$1.25	$(.39)	$(1.12)	$(1.51)	$22.23	5.66%	$11,997.30%		1.95%
12/31/13	18.43	.35	4.07	4.42	(.36)	—	(.36)	22.49	24.04	10,515.31		1.71
12/31/12	16.17	.37	2.28	2.65	(.39)	—	(.39)	18.43	16.44	7,199.31		2.11
12/31/11	16.28	.37	(.12)	.25	(.36)	—	(.36)	16.17	1.56	5,932.31		2.25
12/31/10	14.75	.35	1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235.31		2.33
Class 2:
12/31/14	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494.55		1.69
12/31/13	18.31	.30	4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760.56		1.47
12/31/12	16.06	.33	2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225.56		1.86
12/31/11	16.17	.33	(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151.56		1.99
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689.57		2.08
Class 3:
12/31/14	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40.48		1.76
12/31/13	18.45	.32	4.06	4.38	(.32)	—	(.32)	22.51	23.81	42.49		1.54
12/31/12	16.18	.34	2.29	2.63	(.36)	—	(.36)	18.45	16.28	38.49		1.93
12/31/11	16.29	.34	(.13)	.21	(.32)	—	(.32)	16.18	1.36	38.49		2.05
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44.50		2.15
Class 4:
12/31/14	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32.80		1.55
12/31/13	18.43	.27	4.12	4.39	(.36)	—	(.36)	22.46	23.89	1.79		1.22
12/31/12[3,4]	18.52	.01	.21	.22	(.31)	—	(.31)	18.43	1.17[5]	—[6]	.01[2,5]	.08[2,5]

American Funds Insurance Series / Prospectus 45

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Balanced Fund
Class 1:
12/31/14	$11.37	$.25[7]	$(.03)	$ .22	$(.18)	$(.30)	$(.48)	$11.11	1.87%	$ 37.71%		2.14%[7]
12/31/13	10.34	.22	1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36.70		2.05
12/31/12	9.35	.20	.98	1.18	(.19)	—	(.19)	10.34	12.58	32.72		2.00
12/31/11[3,11]	10.00	.13	(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)	28	.69[9]	1.99[9]
Class 2:
12/31/14	11.35	.22[7]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179.96		1.88[7]
12/31/13	10.33	.20	1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156.95		1.79
12/31/12	9.35	.17	.97	1.14	(.16)	—	(.16)	10.33	12.24	119.97		1.76
12/31/11[3,11]	10.00	.09	(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)	72	.94[9]	1.45[9]
Class 4:
12/31/14	11.35	.24[7]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88[5,10]	—[6]	.67[5,10]	2.07[5,7,10]
12/31/13	10.33	.22	1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49[5,10]	—[6]	.71[5,10]	1.98[5,10]
12/31/12[3,4]	10.47	.01	.03	.04	(.18)	—	(.18)	10.33	.40[5,10]	—[6]	.03[2,5,10]	.05[2,5,10]
Bond Fund
Class 1:
12/31/14	$10.73	$.23	$ .37	$ .60	$(.25)	$ —[12]	$(.25)	$11.08	5.59%	$4,977.39%		2.03%
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506.39		2.01
12/31/12	10.99	.25	.36	.61	(.31)	—	(.31)	11.29	5.58	3,917.39		2.23
12/31/11	10.67	.32	.36	.68	(.36)	—	(.36)	10.99	6.41	4,354.38		2.89
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768.38		3.03
Class 2:
12/31/14	10.61	.20	.36	.56	(.22)	—[12]	(.22)	10.95	5.28	4,565.64		1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763.64		1.76
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044.64		1.97
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984.63		2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074.63		2.79
Class 4:
12/31/14	10.69	.16	.39	.55	(.23)	—[12]	(.23)	11.01	5.15	29.89		1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3.89		1.58
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)[5]	—[6]	.02[2,5]	.10[2,5]
Global Bond Fund
Class 1:
12/31/14	$11.88	$.29	$(.08)	$ .21	$(.21)	$(.11)	$(.32)	$11.77	1.71%	$1,194.57%		2.35%
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093.56		2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959.56		2.29
12/31/11	11.82	.36	.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619.56		2.97
12/31/10	11.57	.41	.21	.62	(.37)	—	(.37)	11.82	5.44	325.57		3.42
Class 2:
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496.81		2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664.81		2.06
12/31/11	11.78	.33	.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639.81		2.75
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497.83		3.21
Class 4:
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4	1.09	1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—[6]	.79	2.25
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)[5]	—[6]	.02[2,5]	.11[2,5]

American Funds Insurance Series / Prospectus 46

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
High-Income Bond Fund
Class 1:
12/31/14	$11.13	$.67	$(.59)	$ .08	$(.67)	$ —	$(.67)	$10.54	.80%	$1,017.48%		5.90%
12/31/13	11.16	.75	.01	.76	(.79)	—	(.79)	11.13	6.89	856.48		6.54
12/31/12	10.54	.81	.64	1.45	(.83)	—	(.83)	11.16	13.90	894.48		7.25
12/31/11	11.20	.88	(.64)	.24	(.90)	—	(.90)	10.54	2.18	787.47		7.70
12/31/10	10.49	.91	.68	1.59	(.88)	—	(.88)	11.20	15.38	769.48		8.15
Class 2:
12/31/14	10.99	.63	(.57)	.06	(.64)	—	(.64)	10.41	.63	929.73		5.67
12/31/13	11.03	.71	.01	.72	(.76)	—	(.76)	10.99	6.60	1,061.73		6.29
12/31/12	10.42	.78	.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135.73		7.00
12/31/11	11.08	.84	(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064.72		7.44
12/31/10	10.39	.87	.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142.73		7.91
Class 3:
12/31/14	11.16	.65	(.59)	.06	(.65)	—	(.65)	10.57	.59	16.66		5.74
12/31/13	11.18	.73	.02	.75	(.77)	—	(.77)	11.16	6.77	19.66		6.36
12/31/12	10.56	.80	.63	1.43	(.81)	—	(.81)	11.18	13.67	21.66		7.07
12/31/11	11.22	.86	(.64)	.22	(.88)	—	(.88)	10.56	1.97	21.65		7.51
12/31/10	10.51	.89	.68	1.57	(.86)	—	(.86)	11.22	15.14	23.66		7.98
Class 4:
12/31/14	11.12	.63	(.59)	.04	(.11)	—	(.11)	11.05	.35	—[6]	.98	5.49
12/31/13	11.16	.67	.08	.75	(.79)	—	(.79)	11.12	6.81	—[6]	.93	5.82
12/31/12[3,4]	11.80	.04	—[12]	.04	(.68)	—	(.68)	11.16	.34[5]	—[6]	.02[2,5]	.35[2,5]
Mortgage Fund
Class 1:
12/31/14	$10.23	$ .12	$ .45	$ .57	$(.10)	$ —	$(.10)	$10.70	5.54%	$292.45%		1.12%
12/31/13	10.47	.04	(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198.44		.35
12/31/12	10.37	.01	.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87.45		.08
12/31/11[3,11]	10.00	—[12]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55	.42[9]	.04[9]
Class 2:
12/31/14	10.22	.10	.44	.54	(.08)	—	(.08)	10.68	5.23	52.70		.91
12/31/13	10.46	—[12]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49.69		(.02)
12/31/12	10.36	(.02)	.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49.70		(.16)
12/31/11[3,11]	10.00	(.02)	.48	.46	—[12]	(.10)	(.10)	10.36	4.60	22	.67[9]	(.25)[9]
Class 4:
12/31/14	10.23	.05	.46	.51	(.09)	—	(.09)	10.65	4.98	1.95		.47
12/31/13	10.47	.02	(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[5]	—[6]	.38[5]	.23[5]
12/31/12[3,4]	10.60	—[12]	.01	.01	(.06)	(.08)	(.14)	10.47	.09[5]	—[6]	.02[2,5]	.04[2,5]

American Funds Insurance Series / Prospectus 47

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[13]	Ratio of net income (loss) to average net assets[13]
U.S. Government/AAA-Rated Securities Fund
Class 1:
12/31/14	$11.94	$.15	$ .48	$ .63	$(.17)	$ —	$(.17)	$12.40	5.24%	$1,723.35%		.35%	1.24%
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584.35		.35	.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809.34		.34	.75
12/31/11	12.59	.23	.74	.97	(.26)	(.30)	(.56)	13.00	7.85	1,785.34		.34	1.83
12/31/10	12.18	.26	.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492.39		.36	2.07
Class 2:
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717.60		.60	1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801.60		.60	.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995.59		.59	.50
12/31/11	12.49	.20	.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002.59		.59	1.59
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959.64		.62	1.83
Class 3:
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13.53		.53	1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14.53		.53	.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20.52		.52	.58
12/31/11	12.61	.21	.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24.52		.52	1.65
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26.57		.55	1.92
Class 4:
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21.85		.85	.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—[6]	.84	.84	.68
12/31/12[3,4]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)[5]	—[6]	.02[2,5]	.02[2,5]	.05[2,5]

American Funds Insurance Series / Prospectus 48

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Cash Management Fund
Class 1:
12/31/14	$11.31	$(.03)	$ —	$(.03)	$ —	$ —	$ —	$11.28	(.27)%	$ 49.34%		(.26)%
12/31/13	11.34	(.03)	—[12]	(.03)	—	—	—	11.31	(.27)	57.34		(.24)
12/31/12	11.36	(.03)	.01	(.02)	—	—	—	11.34	(.18)	66.34		(.22)
12/31/11	11.39	(.02)	(.01)	(.03)	—	—	—	11.36	(.26)	75.33		(.21)
12/31/10	11.40	(.02)	.01	(.01)	—	—	—	11.39	(.09)	83.33		(.14)
Class 2:
12/31/14	11.12	(.06)	—	(.06)	—	—	—	11.06	(.54)	331.59		(.51)
12/31/13	11.17	(.05)	—[12]	(.05)	—	—	—	11.12	(.45)	395.59		(.49)
12/31/12	11.22	(.05)	—[12]	(.05)	—	—	—	11.17	(.45)	459.59		(.47)
12/31/11	11.28	(.05)	(.01)	(.06)	—	—	—	11.22	(.53)	530.58		(.47)
12/31/10	11.32	(.04)	—[12]	(.04)	—	—	—	11.28	(.35)	522.58		(.39)
Class 3:
12/31/14	11.21	(.05)	—	(.05)	—	—	—	11.16	(.45)	8.52		(.44)
12/31/13	11.26	(.05)	—[12]	(.05)	—	—	—	11.21	(.44)	8.52		(.42)
12/31/12	11.30	(.05)	.01	(.04)	—	—	—	11.26	(.35)	11.52		(.40)
12/31/11	11.34	(.04)	—[12]	(.04)	—	—	—	11.30	(.35)	12.51		(.40)
12/31/10	11.38	(.04)	—[12]	(.04)	—	—	—	11.34	(.35)	13.51		(.32)
Class 4:
12/31/14	11.30	(.09)	.04	(.05)	—	—	—	11.25	(.44)	7.84		(.77)
12/31/13	11.34	(.04)	—[12]	(.04)	—	—	—	11.30	(.35)[5]	—[6]	.37[5]	(.32)[5]
12/31/12[3,4]	11.34	—[12]	—[12]	—[12]	—	—	—	11.34	.00[5]	—[6]	.02[2,5]	(.01) [2,5]
American Funds Insurance Series / Prospectus 49

	Period ended December 31
Portfolio turnover rate for all share classes including mortgage dollar roll transactions	2014	2013	2012	2011	2010
Global Growth Fund	22%	39%	22%	28%	28%
Global Small Capitalization Fund	28	36	40	44	47
Growth Fund	29	19	21	19	28
International Fund	18	21	29	24	25
New World Fund	36	43	32	22	18
Blue Chip Income and Growth Fund	37	30	36	27	22
Global Growth and Income Fund	28	31	30	25	30
Growth-Income Fund	25	19	25	22	22
International Growth and Income Fund	34	34	31	48	31
Capital Income Builder	35[8]
Asset Allocation Fund	88	74	61	43	46
Global Balanced Fund	73	81	80	34[11]
Bond Fund	365	354	253	163	187
Global Bond Fund	200	213	160	101	106
High-Income Bond Fund	54	64	48	51	54
Mortgage Fund	790	715	444	480[11]
U.S. Government/AAA-Rated Securities Fund	387	621	447	234	208
Cash Management Fund	—	—	—	—	—

	Period ended December 31
Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions	2014	2013	2012	2011	2010
Capital Income Builder	24%	Not available
Asset Allocation Fund	42
Global Balanced Fund	40
Bond Fund	121
Global Bond Fund	134
Mortgage Fund	108
U.S. Government/AAA-Rated Securities Fund	88
[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class 4 shares were offered beginning December 14, 2012.
[5]	Although the series has a plan of distribution and an insurance administrative services plan for some share classes, distribution services fees and/or insurance administrative services fees are not paid on amounts invested in a fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[8]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[9]	Annualized.
[10]	This class consisted solely of seed capital invested by Capital Research and Management Company; therefore, certain fees were not accrued.
[11]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[12]	Amount less than $.01.
[13]	This column reflects the impact, if any, of certain waivers by Capital Research and Management Company. Capital Research and Management Company reduced fees for investment advisory services for U.S. Government/AAA-Rated Securities Fund during 2010.
American Funds Insurance Series / Prospectus 50

Other fund information Shares of the Series are currently offered to insurance company separate accounts funding both variable annuity contracts and variable life insurance policies. Interests of various contract owners participating in the Series may be in conflict. The board of trustees of the Series will monitor for the existence of any material conflicts and determine what action, if any, should be taken. Shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the Series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the Series, including the funds’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the Series, the Series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the Series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

The current SAI and annual/semi-annual reports to shareholders can be found online at americanfunds.com/afis and may be available on the website of the company that issued your insurance contract. You also may request a free copy of these documents or the codes of ethics by calling American Funds at (800) 421-9900, ext. 65413 or writing to the Secretary at 333 South Hope Street, Los Angeles, California 90071.

INA3PRX-998-0515P Printed in USA CGD/AFD/8024	Investment Company File No. 811-03857

American Funds Insurance Series® Prospectus Class 4 shares May 1, 2015

Global Growth Fund	Capital Income Builder®
Global Small Capitalization Fund	Asset Allocation Fund
Growth Fund	Global Balanced Fund
International Fund	Bond Fund
New World Fund®	Global Bond Fund
Blue Chip Income and Growth Fund	High-Income Bond Fund
Global Growth and Income Fund	Mortgage Fund
Growth-Income Fund	U.S. Government/AAA-Rated Securities Fund
International Growth and Income Fund	Cash Management Fund

Summaries:
Global Growth Fund	1
Global Small Capitalization Fund	4
Growth Fund	7
International Fund	10
New World Fund	13
Blue Chip Income and Growth Fund	17
Global Growth and Income Fund	20
Growth-Income Fund	23
International Growth and Income Fund	26
Capital Income Builder	29
Asset Allocation Fund	32
Global Balanced Fund	36
Bond Fund	40
Global Bond Fund	44
High-Income Bond Fund	48
Mortgage Fund	51
U.S. Government/AAA-Rated Securities Fund	55
Cash Management Fund	59
Investment objectives, strategies and risks	62
Management and organization	89
Purchases and redemptions of shares	95
Plan of distribution	96
Fund expenses	96
Investment results	96
Distributions and taxes	96
Financial highlights	97

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Global Growth Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.52%
Distribution fees	0.25
Other expenses	0.28
Total annual fund operating expenses	1.05

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$107	$334	$579	$1,283

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 1

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 2

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	2.01%	10.34%	8.37%	9.19%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	9.17	6.09	5.93
Lipper Global Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	3.86	9.09	6.10	6.22
*	Lifetime results are from April 30, 1997, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Isabelle de Wismes	3 years	Partner – Capital World Investors
Jonathan Knowles	2 years	Partner – Capital World Investors
Steven T. Watson	13 years	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 3

Global Small Capitalization Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.70%
Distribution fees	0.25
Other expenses	0.29
Total annual fund operating expenses	1.24

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$126	$393	$681	$1,500

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 4

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 5

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Small-/Mid-Cap Funds Average includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	1.88%	8.67%	7.79%	9.38%
MSCI All Country World Small Cap Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	1.78	11.61	8.17	7.81
Lipper Global Small-/Mid-Cap Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	–1.06	9.99	6.86	7.67
*	Lifetime results are from April 30, 1998, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mark E. Denning	17 years	Partner – Capital Research Global Investors
J. Blair Frank	12 years	Partner – Capital Research Global Investors
Claudia P. Huntington	2 years	Partner – Capital Research Global Investors
Lawrence Kymisis	3 years	Partner – Capital Research Global Investors
Harold H. La	7 years	Partner – Capital Research Global Investors
Aidan O’Connell	1 year	Vice President – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 6

Growth Fund

Investment objective

The fund’s investment objective is to provide you with growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.33%
Distribution fees	0.25
Other expenses	0.27
Total annual fund operating expenses	0.85

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$87	$271	$471	$1,049

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

American Funds Insurance Series / Prospectus 7

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth Funds Index and the Lipper Capital Appreciation Funds Index include mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 8

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	8.25%	13.34%	7.58%	12.09%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	11.39
Lipper Growth Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	10.28	14.46	7.00	9.60
Lipper Capital Appreciation Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	9.81	13.23	8.02	9.77
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Donnalisa Parks Barnum	12 years	Partner – Capital World Investors
Gregory D. Johnson	8 years	Partner – Capital World Investors
Michael T. Kerr	10 years	Partner – Capital World Investors
Ronald B. Morrow	12 years	Partner – Capital World Investors
Andraz Razen	2 years	Vice President – Capital World Investors
Alan J. Wilson	1 year	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 9

International Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.50%
Distribution fees	0.25
Other expenses	0.29
Total annual fund operating expenses	1.04

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$106	$331	$574	$1,271

Portfolio turnover The fund pays transaction costs such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 10

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 11

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper International Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	–2.88%	4.97%	6.10%	7.89%
MSCI All Country World ex USA Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–3.87	4.43	5.13	5.90
Lipper International Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	–4.23	5.70	5.29	6.50
*	Lifetime results are from May 1, 1990, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Sung Lee Vice President	9 years	Partner – Capital Research Global Investors
L. Alfonso Barroso	6 years	Partner – Capital Research Global Investors
Jesper Lyckeus	8 years	Partner – Capital Research Global Investors
Christopher M. Thomsen	9 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 12

New World Fund

Investment objective

The fund’s investment objective is long-term capital appreciation.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.72%
Distribution fees	0.25
Other expenses	0.31
Total annual fund operating expenses	1.28

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$130	$406	$702	$1,545

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund’s investment adviser maintains a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Greece, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

American Funds Insurance Series / Prospectus 13

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

American Funds Insurance Series / Prospectus 14

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The MSCI Emerging Markets Index reflects the market sectors and securities in which the fund primarily invests. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	–8.13%	3.93%	8.13%	8.04%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	9.17	6.09	4.12
MSCI Emerging Markets Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–2.19	1.78	8.43	8.02
*	Lifetime results are from June 17, 1999, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 15

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Carl M. Kawaja Vice President	16 years	Partner – Capital World Investors
Nicholas J. Grace	3 years	Partner – Capital World Investors
Galen Hoskin	9 years	Partner – Capital World Investors
Robert H. Neithart	3 years	Partner – Capital Fixed Income Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 16

Blue Chip Income and Growth Fund

Investment objectives

The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.40%
Distribution fees	0.25
Other expenses	0.27
Total annual fund operating expenses	0.92

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$94	$293	$509	$1,131

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The fund’s investment adviser considers these types of investments to be “blue chip” stocks. In seeking to produce a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The fund invests, under normal market conditions, at least 90% of its assets in equity securities. The fund is designed for investors seeking both income and capital appreciation.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability;

American Funds Insurance Series / Prospectus 17

governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth and Income Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 18

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	15.13%	14.08%	7.13%	5.51%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	6.04
Lipper Growth and Income Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	8.77	12.30	6.37	5.54
*	Lifetime results are from July 5, 2001, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Christopher D. Buchbinder	8 years	Partner – Capital Research Global Investors
James B. Lovelace	8 years	Partner – Capital Research Global Investors
James Terrile	3 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 19

Global Growth and Income Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.60%
Distribution fees	0.25
Other expenses	0.28
Total annual fund operating expenses	1.13

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$115	$359	$622	$1,375

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of well-established companies around the world, which the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 20

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 21

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	Lifetime*
Fund	5.41%	9.89%	5.74%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	9.17	4.56
Lipper Global Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	3.86	9.09	4.55
*	Lifetime results are from May 1, 2006, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Gregg E. Ireland	9 years	Partner – Capital World Investors
Martin Romo	6 years	Partner – Capital World Investors
Andrew B. Suzman	6 years	Partner – Capital World Investors
Steven T. Watson	9 years	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 22

Growth-Income Fund

Investment objectives

The fund’s investment objectives are to achieve long-term growth of capital and income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.27%
Distribution fees	0.25
Other expenses	0.27
Total annual fund operating expenses	0.79

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$81	$252	$439	$978

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

American Funds Insurance Series / Prospectus 23

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth and Income Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 24

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	10.34%	13.42%	6.83%	10.87%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	11.39
Lipper Growth and Income Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	8.77	12.30	6.37	9.91
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Donald D. O’Neal Vice Chairman of the Board	10 years	Partner – Capital Research Global Investors
Dylan Yolles Vice President	10 years	Partner – Capital International Investors
J. Blair Frank	9 years	Partner – Capital Research Global Investors
Claudia P. Huntington	21 years	Partner – Capital Research Global Investors
William L. Robbins	3 years	Partner – Capital International Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 25

International Growth and Income Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.64%
Distribution fees	0.25
Other expenses	0.29
Total annual fund operating expenses	1.18

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$120	$375	$649	$1,432

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed or traded on exchanges outside the United States. The fund therefore expects to be invested in numerous countries outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund focuses on stocks of companies with strong earnings that pay dividends. The fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 26

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 27

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper International Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	Lifetime*
Fund	–3.39%	5.39%	11.85%
MSCI All Country World ex USA Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–3.87	4.43	11.26
Lipper International Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	–4.23	5.70	11.72
*	Lifetime results are from November 18, 2008, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Sung Lee Vice President	7 years	Partner – Capital Research Global Investors
Jesper Lyckeus	7 years	Partner – Capital Research Global Investors
David M. Riley	7 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 28

Capital Income Builder

Investment objectives

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.50%
Distribution fees*	0.25
Other expenses*	0.28
Total annual fund operating expenses	1.03
*	Based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$105	$328	$569	$1,259

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the period from commencement of the fund’s investment operations, May 1, 2014, to the end of the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal investment strategies

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 29

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how the fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 30

Investment results

Because the fund is expected to begin investment operations on or after May 1, 2014, information regarding investment results is not available as of the date of this prospectus.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	1 year	Partner – Capital Fixed Income Investors
Darcy Kopcho	1 year	Partner – Capital International Investors
Theodore R. Samuels	1 year	Partner – Capital International Investors
Philip Winston	1 year	Partner – Capital International Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 31

Asset Allocation Fund

Investment objective

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.28%
Distribution fees	0.25
Other expenses	0.27
Total annual fund operating expenses	0.80

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$82	$255	$444	$990

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal investment strategies

In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 32

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series / Prospectus 33

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% S&P/Barclays Index is a composite blend of 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the fund may invest. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	5.16%	11.35%	7.02%	8.12%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	15.44	7.67	9.63
Barclays U.S. Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.97	4.45	4.71	6.48
60%/40% S&P/Barclays Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	10.60	11.18	6.76	8.64
*	Lifetime results are from August 1, 1989, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 34

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	15 years	Partner – Capital World Investors
J. David Carpenter	2 years	Partner – Capital World Investors
David A. Daigle	6 years	Partner – Capital Fixed Income Investors
Jeffrey T. Lager	8 years	Partner – Capital World Investors
James R. Mulally	9 years	Partner – Capital Fixed Income Investors
Eugene P. Stein	7 years	Partner – Capital World Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 35

Global Balanced Fund

Investment objectives

This fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.66%
Distribution fees*	0.25
Other expenses*	0.30
Total annual fund operating expenses	1.21
*	Based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$123	$384	$665	$1,466

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal investment strategies

As a balanced fund with global scope, the fund seeks to invest in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The fund will allocate its assets among securities of companies domiciled in various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

The fund’s investments in issuers domiciled outside the United States may include securities of issuers domiciled in developing countries.

Normally, the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus is on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally, the fund will invest at least 30% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

American Funds Insurance Series / Prospectus 36

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

American Funds Insurance Series / Prospectus 37

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% MSCI ACWI/Barclays Index is a composite blend of 60% of the MSCI All Country World Index and 40% of the Barclays Global Aggregate Index and represents a broad measure of the global stock and bond markets, including market sectors in which the fund may invest. The Lipper Flexible Portfolio Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

American Funds Insurance Series / Prospectus 38

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime*
Fund	1.88%	5.18%
MSCI All Country World Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	4.16	6.58
Barclays Global Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	0.59	0.88
60%/40% MSCI ACWI/Barclays Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	2.78	4.44
Lipper Flexible Portfolio Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	4.31	6.43
*	Lifetime results are from May 2, 2011, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Hilda L. Applbaum	4 years	Partner – Capital World Investors
Mark A. Brett	4 years	Partner – Capital Fixed Income Investors
Paul Flynn	2 years	Partner – Capital World Investors
Joanna F. Jonsson	4 years	Partner – Capital World Investors
Robert H. Neithart	4 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 39

Bond Fund

Investment objective

The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.37%
Distribution fees	0.25
Other expenses	0.27
Total annual fund operating expenses	0.89

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$91	$284	$493	$1,096

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 365% of the average value of its portfolio.

Principal investment strategies

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests at least 80% of its assets in bonds and other debt securities. The fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The fund may invest in debt securities of issuers domiciled outside the United States, including in emerging markets. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. In addition, the fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to-be-announced contracts and mortgage rolls. These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental research, which may include analysis of credit quality, general economic conditions and various quantitative measures and, in the case of corporate obligations, meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 40

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

American Funds Insurance Series / Prospectus 41

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Core Bond Funds Average includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	5.15%	3.95%	3.22%	4.58%
Barclays U.S. Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.97	4.45	4.71	5.60
Lipper Core Bond Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	5.33	4.68	4.24	5.04
*	Lifetime results are from January 2, 1996, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 42

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David C. Barclay	17 years	Partner – Capital Fixed Income Investors
David A. Hoag	8 years	Partner – Capital Fixed Income Investors
Thomas H. Høgh	8 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 43

Global Bond Fund

Investment objective

The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.53%
Distribution fees*	0.25
Other expenses*	0.29
Total annual fund operating expenses	1.07
*	Based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$109	$340	$590	$1,306

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 200% of the average value of its portfolio.

Principal investment strategies

Under normal market circumstances, the fund invests at least 80% of its assets in bonds. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Normally, the fund’s debt obligations consist substantially of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 35% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with government officials, central banks and company executives. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 44

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

American Funds Insurance Series / Prospectus 45

Currency — The prices of, and the income generated by, most debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Income Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	Lifetime*
Fund	1.16%	2.73%	4.53%
Barclays Global Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	0.59	2.65	4.37
Lipper Global Income Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	2.69	4.15	4.78
*	Lifetime results are from October 4, 2006, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 46

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mark A. Brett	Less than 1 year	Partner – Capital Fixed Income Investors
David A. Daigle	Less than 1 year	Partner – Capital Fixed Income Investors
Thomas H. Høgh	9 years	Partner – Capital Fixed Income Investors
Robert H. Neithart	2 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 47

High-Income Bond Fund

Investment objectives

The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.46%
Distribution fees	0.25
Other expenses	0.27
Total annual fund operating expenses	0.98

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$100	$312	$542	$1,201

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.”

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 48

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series / Prospectus 49

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper High Yield Funds Index includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	0.35%	7.24%	5.44%	8.68%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	2.46	8.98	7.73	N/A
Lipper High Yield Funds Index (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	2.24	8.47	6.35	7.64
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David C. Barclay	22 years	Partner – Capital Fixed Income Investors
David A. Daigle	6 years	Partner – Capital Fixed Income Investors
Laurentius Harrer	Less than 1 year	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 50

Mortgage Fund

Investment objective

The fund’s investment objective is to provide current income and preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.42%
Distribution fees*	0.25
Other expenses*	0.28
Total annual fund operating expenses	0.95
*	Based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$97	$303	$525	$1,166

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 790% of the average value of its portfolio.

Principal investment strategies

Normally, at least 80% of the fund’s assets is invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to-be-announced contracts and mortgage dollar rolls). The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may also invest in debt issued by federal agencies.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers, anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 51

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

American Funds Insurance Series / Prospectus 52

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

It is important to note that neither your investment in the fund nor the fund’s yield is guaranteed by the U.S. government. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Intermediate U.S. Government Funds Average includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. The Lipper GNMA Funds Average includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime*
Fund	4.98%	2.72%
Barclays U.S. Mortgage Backed Securities Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	6.08	3.17
Lipper Intermediate U.S. Government Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	4.05	2.43
Lipper GNMA Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	5.04	2.55
*	Lifetime results are from May 2, 2011, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 53

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	1 year	Partner – Capital Fixed Income Investors
Fergus N. MacDonald	4 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 54

U.S. Government/AAA-Rated Securities Fund

Investment objective

The fund’s investment objective is to provide a high level of current income consistent with preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.33%
Distribution fees	0.25
Other expenses	0.27
Total annual fund operating expenses	0.85

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$87	$271	$471	$1,049

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 387% of the average value of its portfolio.

Principal investment strategies

Normally, the fund invests at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government or debt securities that are rated Aaa or AAA by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

The fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities, such as to-be-announced contracts and mortgage dollar rolls. The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuer.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers and anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series / Prospectus 55

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

American Funds Insurance Series / Prospectus 56

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

It is important to note that neither your investment in the fund nor the fund’s yield is guaranteed by the U.S. government. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how the fund fits into your overall investment program.

Investment results

The following bar chart shows how the investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper General U.S. Government Funds Average includes mutual funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. The Consumer Price Index provides a comparison of the fund’s results to inflation. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	4.76%	3.19%	3.73%	5.79%
Barclays U.S. Government/Mortgage Backed Securities Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.41	3.69	4.50	6.87
Lipper General U.S. Government Funds Average (reflects no deduction for sales charges, account fees or U.S. federal income taxes)	5.85	3.42	3.74	5.95
Consumer Price Index (CPI)	0.76	1.69	2.12	2.67
*	Lifetime results are from December 2, 1985, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 57

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	Less than 1 year	Partner – Capital Fixed Income Investors
Fergus N. MacDonald	5 years	Partner – Capital Fixed Income Investors
Ritchie Tuazon	Less than 1 year	Vice President – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 58

Cash Management Fund

Investment objective

The investment objective of the fund is to provide you with a way to earn income on your cash reserves while preserving capital and maintaining liquidity.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fee	0.32%
Distribution fees*	0.25
Other expenses*	0.27
Total annual fund operating expenses	0.84
*	Based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 4	$86	$268	$466	$1,037

Principal investment strategies

Normally, the fund invests substantially in high-quality money market instruments such as commercial paper, commercial bank obligations, government securities, and short-term corporate bonds and notes. Certain of these securities may have credit and liquidity support features, including guarantees and letters of credit.

The fund may invest in securities issued by entities domiciled outside the United States and securities with credit and liquidity support features provided by entities domiciled outside the United States. The fund may also invest in securities of U.S. issuers with substantial operations outside the United States.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to provide current income while preserving capital and maintaining liquidity. The investment adviser believes that an important way to accomplish this is by analyzing various factors, including the credit strength of the issuer, prices of similar securities issued by comparable issuers, current and anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. The fund is not managed to maintain a stable asset value of $1.00 per share and it is possible to lose money by investing in the fund.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in money market securities — The values and liquidity of the securities held by the fund may be affected by changing interest rates, changes in the credit quality of the issuers of the securities, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield.

American Funds Insurance Series / Prospectus 59

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results of the Class 4 shares of the fund have varied from year to year, and the following table shows the fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	5 years*	10 years*	Lifetime*
Fund	–0.44%	–0.56%	0.92%	3.33%
*	Lifetime results are from February 8, 1984, the date the fund began investment operations. Class 4 shares began investment operations on December 14, 2012; therefore, results for the fund prior to that date assume a hypothetical investment in Class 1 shares, reduced by the .50% annual expense that applies to Class 4 shares, .25% of which is described in the “Plan of distribution” section of this prospectus and .25% of which is described in the “Fund expenses” section of this prospectus. Results for Class 1 shares are comparable to those of Class 4 shares because both classes invest in the same portfolio of securities.

American Funds Insurance Series / Prospectus 60

Management

Investment adviser Capital Research and Management CompanySM

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series / Prospectus 61

Investment objectives, strategies and risks

Global Growth Fund

The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

American Funds Insurance Series / Prospectus 62

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Global Small Capitalization Fund

The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. This policy is subject to change only upon 60 days’ written notice to shareholders. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

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Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Small-/Mid-Cap Funds Average is composed of funds that invest at least 75% of their equity assets in companies both inside and outside of the United States with market capitalizations (on a three-year weighted basis) below Lipper’s global large-cap floor. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Growth Fund

The fund’s investment objective is to provide you with growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general

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economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth Funds Index is an equally weighted index of growth funds. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The Lipper Capital Appreciation Funds Index is an equally weighted index of funds that aim for maximum capital appreciation. The results of the underlying funds in both Lipper indexes include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

International Fund

The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability;

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governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments..

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper International Funds Index is an equally weighted index of funds that invest assets in securities with primary trading markets outside the United States. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

New World Fund

The fund’s investment objective is long-term capital appreciation. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

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In determining whether a country is qualified, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund’s investment adviser maintains a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Greece, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

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Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results for both indexes reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. These indexes are unmanaged and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Blue Chip Income and Growth Fund

The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. In seeking to produce a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The fund invests, under normal market conditions, at least 90% of its assets in equity securities. The fund is designed for investors seeking both income and capital appreciation.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil.

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A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Global Growth and Income Fund

The fund’s investment objective is to provide you with long-term growth of capital while providing current income. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks of well established companies around the world, which the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

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The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage

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commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Growth-Income Fund

The fund’s investment objectives are to achieve long-term growth of capital and income. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an

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evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

International Growth and Income Fund

The fund’s investment objective is to provide you with long-term growth of capital while providing current income. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed or traded on exchanges outside the United States. The fund therefore expects to be invested in numerous countries outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund focuses on stocks of companies with strong earnings that pay dividends. The fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such

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as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper International Funds Index is an equally weighted index of funds that invest assets in securities with primary trading markets outside the United States. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Capital Income Builder

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States, including developing countries.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities, including preferred stocks and convertible preferred stocks). Generally, the fund may invest in common stocks of companies with a broad range of capitalizations. In addition, the fund may invest in bonds and other debt securities of any maturity or duration, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund’s debt obligations will consist primarily of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may invest to a limited extent in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

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The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

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In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Asset Allocation Fund

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an

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evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 60%/40% S&P/Barclays Index blends the S&P 500 Index with the Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

Global Balanced Fund

The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund will invest a significant portion of its assets in securities of issuers outside the United States, including issuers in developing countries.

In addition, the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments under normal market conditions. Although the fund’s equity investments focus on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American Funds Insurance Series / Prospectus 76

Normally, the fund will invest at least 30% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund may also invest to a limited extent in lower quality, higher yielding debt securities, including those convertible into common stocks (rated Ba1 or below or BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

There are no restrictions on the maturity or duration of the bonds and other debt securities in the fund’s portfolio.

Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

American Funds Insurance Series / Prospectus 77

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Barclays Global Aggregate Index represents the global investment-grade fixed income markets. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 60%/40% MSCI ACWI/Barclays Index blends the MSCI All Country World Index with the Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly. The Lipper Flexible Portfolio Funds Index is an equally weighted index of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 78

Bond Fund

The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests at least 80% of its assets in bonds and other debt securities. This policy is subject to change only upon 60 days’ written notice to shareholders. The fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The fund may invest in debt securities of issuers domiciled outside the United States, including in emerging markets. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. In addition, the fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to-be-announced contracts and mortgage rolls. These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more

American Funds Insurance Series / Prospectus 79

acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Core Bond Funds Average is composed of funds that invest at least 85% of their net assets in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Insurance Series / Prospectus 80

Global Bond Fund

The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Under normal market circumstances, the fund invests at least 80% of its assets in bonds. This policy is subject to change only upon 60 days’ written notice to shareholders. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Normally, the fund’s debt obligations consist substantially of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 35% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar. Generally, the fund may invest in debt securities of any maturity or duration.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities

American Funds Insurance Series / Prospectus 81

and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities

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denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays Global Aggregate Index represents the global investment-grade fixed income markets. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Income Funds Index is an equally weighted index of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

High-Income Bond Fund

The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” Generally, the fund may invest in debt securities of any maturity or duration.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the

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proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence on the date the fund began investment operations; therefore, lifetime results are not shown. The Lipper High Yield Funds Index is an equally weighted index of funds that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Mortgage Fund

The fund’s investment objective is to provide current income and preservation of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, at least 80% of the fund’s assets is invested in mortgage-related securities. These include, but are not limited to, mortgage-backed securities, other securities collateralized by mortgage loans, as well as contracts for future delivery of such securities (such as to-be-announced contracts and mortgage dollar rolls). This policy is subject to change only upon 60 days’ written notice to shareholders.

The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government and non-government mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest a portion of its assets in securities rated in the Aa/AA and A rating categories (by NRSROs designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in securities of issuers domiciled outside the United States; however, all such securities will be U.S.- dollar denominated. The fund may also invest in debt issued by federal agencies.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil.

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A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an

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evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Mortgage Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Intermediate U.S. Government Funds Average is composed of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. The results of the underlying funds in the average include reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. The Lipper GNMA Funds Average is composed of funds that invest primarily in Government National Mortgage Association securities. The results of the underlying funds in the averages include reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

U.S. Government/AAA-Rated Securities Fund

The fund’s investment objective is to provide a high level of current income consistent with preservation of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund invests at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government or debt securities that are rated Aaa or AAA by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. This policy is subject to change only upon 60 days’ written notice to shareholders. The fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

The fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities, such as to-be-announced contracts and mortgage dollar rolls. The contracts for future delivery are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuer.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

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Market conditions — The prices of, and the income generated by, the bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.
Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Insurance Series / Prospectus 87

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes — The Barclays U.S. Government/Mortgage-Backed Securities Index is a market-value-weighted index that covers fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and the mortgage-backed pass-through securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. This index is unmanaged and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper General U.S. Government Funds Average is composed of funds that invest primarily in U.S. government and agency issues. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the fund for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Cash Management Fund

The investment objective of the fund is to provide you with a way to earn income on your cash reserves while preserving capital and maintaining liquidity. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, the fund invests substantially in high-quality money market instruments such as commercial paper, commercial bank obligations, government securities, and short-term corporate bonds and notes. Some of the securities held by the fund may have credit and liquidity support features, including guarantees and letters of credit. The fund may invest in securities issued by entities domiciled outside the United States and securities with credit and liquidity support features provided by entities domiciled outside the United States. The fund may also invest in securities of U.S. issuers with substantial operations outside the United States.

The fund is not managed to maintain a stable asset value of $1.00 per share and it is possible to lose money by investing in the fund.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in money market securities — The values and liquidity of the securities held by the fund may be affected by changing interest rates, changes in the credit quality of the issuers of the securities, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series / Prospectus 88

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the Series and other mutual funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolios and business affairs of the Series. The total management fee paid by each fund for the previous fiscal year, in each case expressed as a percentage of average net assets of that fund, appears in the Annual Fund Operating Expenses table for each fund. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the Series’ Investment Advisory and Service Agreement by the Series’ board of trustees is contained in the Series’ annual report to shareholders for the fiscal year ended December 31, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The Series’ shareholders approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders of the Series approved a proposal to reorganize the Series into a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization.

Portfolio holdings A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

American Funds Insurance Series / Prospectus 89

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition to the portfolio managers below, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. To the extent applicable, a fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

The primary individual portfolio managers for each of the funds are:

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
Donald D. O’Neal Vice Chairman of the Board	Partner – Capital Research Global Investors Investment professional for 30 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 10 years
Alan N. Berro President	Partner – Capital World Investors Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 15 years
Carl M. Kawaja Vice President	Partner – Capital World Investors Investment professional for 28 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 16 years
Sung Lee Vice President	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 9 years International Growth and Income Fund — 7 years
Dylan Yolles Vice President	Partner – Capital International Investors Investment professional for 18 years in total; 15 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 10 years (plus 5 years of prior experience as an investment analyst for the fund)
Hilda L. Applbaum	Partner – Capital World Investors Investment professional for 28 years in total; 20 years with Capital Research and Management Company or affiliate	Serves as an equity/fixed-income portfolio manager for: Global Balanced Fund — 4 years
David C. Barclay	Partner – Capital Fixed Income Investors Investment professional for 34 years in total; 27 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 17 years High-Income Bond Fund — 22 years
Donnalisa Parks Barnum	Partner – Capital World Investors Investment professional for 34 years in total; 29 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 12 years
L. Alfonso Barroso	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 6 years
American Funds Insurance Series / Prospectus 90

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
David J. Betanzos	Partner – Capital Fixed Income Investors Investment professional for 15 years in total; 13 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Capital Income Builder — 1 year Mortgage Fund — 1 year U.S. Government/AAA-Rated Securities Fund — Less than 1 year
Mark A. Brett	Partner – Capital Fixed Income Investors Investment professional for 36 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Global Balanced Fund — 4 years Global Bond Fund — Less than 1 year
Christopher D. Buchbinder	Partner – Capital Research Global Investors Investment professional for 20 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 8 years
J. David Carpenter	Partner – Capital World Investors Investment professional for 21 years in total; 17 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 2 years
David A. Daigle	Partner – Capital Fixed Income Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for:
Asset Allocation Fund — 6 years
Global Bond Fund — Less than 1 year
High-Income Bond Fund — 6 years (plus 9 years of prior experience as an investment analyst for the fund)
Isabelle de Wismes	Partner – Capital World Investors Investment professional for 31 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 3 years (plus 14 years of prior experience as an investment analyst for the fund)
Mark E. Denning	Partner – Capital Research Global Investors Investment professional for 33 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 17 years
Paul Flynn	Partner – Capital World Investors Investment professional for 19 years in total; 17 years with Capital Research and Management Company or affiliate	Serves as an equity/fixed-income portfolio manager for: Global Balanced Fund — 2 years
J. Blair Frank	Partner – Capital Research Global Investors Investment professional for 22 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 12 years Growth-Income Fund — 9 years
Nicholas J. Grace	Partner – Capital World Investors Investment professional for 25 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 3 years (plus 8 years of prior experience as an investment analyst for the fund)
Laurentius Harrer	Partner – Capital Fixed Income Investors Investment professional for 26 years in total; 21 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: High-Income Bond Fund — Less than 1 year
American Funds Insurance Series / Prospectus 91

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
David A. Hoag	Partner – Capital Fixed Income Investors Investment professional for 27 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 8 years
Thomas H. Høgh	Partner – Capital Fixed Income Investors Investment professional for 28 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Bond Fund — 8 years Global Bond Fund — 9 years
Galen Hoskin	Partner – Capital World Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: New World Fund — 9 years (plus 6 years of prior experience as an investment analyst for the fund)
Claudia P. Huntington	Partner – Capital Research Global Investors Investment professional for 42 years in total; 40 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 2 years Growth-Income Fund — 21 years (plus 5 years of prior experience as an investment analyst for the fund)
Gregg E. Ireland	Partner – Capital World Investors Investment professional for 43 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 9 years
Gregory D. Johnson	Partner – Capital World Investors Investment professional for 22 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 8 years
Joanna F. Jonsson	Partner – Capital World Investors Investment professional for 26 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Balanced Fund — 4 years
Michael T. Kerr	Partner – Capital World Investors Investment professional for 32 years in total; 30 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 10 years
Jonathan Knowles	Partner – Capital World Investors Investment professional for 23 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 2 years (plus 10 years of prior experience as an investment analyst for the fund)
Darcy Kopcho	Partner – Capital International Investors Investment professional for 35 years in total; 27 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year
Lawrence Kymisis	Partner – Capital Research Global Investors Investment professional for 20 years in total; 12 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 3 years
Harold H. La	Partner – Capital Research Global Investors Investment professional for 17 years in total; 16 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 7 years (plus 4 years of prior experience as an investment analyst for the fund)
American Funds Insurance Series / Prospectus 92

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
Jeffrey T. Lager	Partner – Capital World Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 8 years
James B. Lovelace	Partner – Capital Research Global Investors Investment professional for 33 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 8 years
Jesper Lyckeus	Partner – Capital Research Global Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 8 years (plus 8 years of prior experience as an investment analyst for the fund) International Growth and Income Fund — 7 years
Fergus N. MacDonald	Partner – Capital Fixed Income Investors Investment professional for 23 years in total; 12 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Mortgage Fund — 4 years U.S. Government/AAA-Rated Securities Fund — 5 years
Ronald B. Morrow	Partner – Capital World Investors Investment professional for 47 years in total; 18 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 12 years (plus 5 years of prior experience as an investment analyst for the fund)
James R. Mulally	Partner – Capital Fixed Income Investors Investment professional for 39 years in total; 35 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Asset Allocation Fund — 9 years
Robert H. Neithart	Partner – Capital Fixed Income Investors Investment professional for 28 years, all with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for:
New World Fund — 3 years (plus 2 years of prior experience as an investment analyst for the fund)
Global Balanced Fund — 4 years
Global Bond Fund — 2 years
Aidan O’Connell	Vice President – Capital Research Global Investors Investment professional for 17 years in total; 11 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Small Capitalization Fund — 1 year (plus 9 years of prior experience as an investment analyst for the fund)
Andraz Razen	Vice President – Capital World Investors Investment professional for 17 years in total; 11 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 2 years (plus 3 years of prior experience as an investment analyst for the fund)
David M. Riley	Partner – Capital Research Global Investors Investment professional for 21 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Growth and Income Fund — 7 years
American Funds Insurance Series / Prospectus 93

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
William L. Robbins	Partner – Capital International Investors Investment professional for 23 years in total; 20 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth-Income Fund — 3 years (plus 12 years of prior experience as an investment analyst for the fund)
Martin Romo	Partner – Capital World Investors Investment professional for 23 years in total; 22 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 6 years (plus 1 year of prior experience as an investment analyst for the fund)
Theodore R. Samuels	Partner – Capital International Investors Investment professional for 36 years in total; 34 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year
Eugene P. Stein	Partner – Capital World Investors Investment professional for 44 years in total; 43 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Asset Allocation Fund — 7 years
Andrew B. Suzman	Partner – Capital World Investors Investment professional for 22 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth and Income Fund — 6 years
James Terrile	Partner – Capital Research Global Investors Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Blue Chip Income and Growth Fund — 3 years
Christopher M. Thomsen	Partner – Capital Research Global Investors Investment professional for 18 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: International Fund — 9 years
Ritchie Tuazon	Vice President – Capital Fixed Income Investors Investment professional for 15 years in total; 4 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: U.S. Government/AAA-Rated Securities Fund — Less than 1 year
Steven T. Watson	Partner – Capital World Investors Investment professional for 28 years in total; 25 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Global Growth Fund — 13 years (plus 5 years of prior experience as an investment analyst for the fund) Global Growth and Income Fund — 9 years
Alan J. Wilson	Partner – Capital World Investors Investment professional for 30 years in total; 24 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Growth Fund — 1 year
Philip Winston	Partner – Capital International Investors Investment professional for 30 years in total; 18 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for: Capital Income Builder — 1 year

Information regarding the portfolio managers’ compensation, their ownership of securities in the Series and other accounts they manage is in the statement of additional information.

American Funds Insurance Series / Prospectus 94

Purchases and redemptions of shares

Shares of the Series are currently offered only to insurance company separate accounts as well as so-called “feeder funds” under master-feeder arrangements sponsored by insurance companies as underlying investments for such insurance companies’ variable annuity contracts and variable life insurance policies. All such shares may be purchased or redeemed by the insurance company separate accounts (or feeder funds) at net asset value without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts (or feeder funds).

Frequent trading of fund shares The Series and American Funds Distributors, Inc., the Series’ distributor, reserve the right to reject any purchase order for any reason. The funds are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to the funds and less efficient management of the funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Series or American Funds Distributors has determined could involve actual or potential harm to a fund may be rejected.

The Series, through its transfer agent, American Funds Service Company, has agreements with the Series’ insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in fund shares. The agreements generally require the insurance companies to (i) provide, upon request from a fund, the Series or their agent, certain identifying and account information regarding contract owners who invest in fund shares through an insurance company account and (ii) execute instructions from a fund, the Series or their agent to restrict further purchases or exchanges of fund shares by a contract owner who the Series has identified as having engaged in potentially harmful market timing or frequent trading. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures that American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Series. You should refer to disclosures provided by the insurance company with which you have a contract to determine the specific trading restrictions that apply to you.

Under its procedures, American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the funds will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the Series’ broad ability to restrict potentially harmful trading as described previously, the Series’ board of trustees has adopted a “purchase blocking policy” under which any contract owner redeeming units representing a beneficial interest in any fund other than Cash Management Fund (including redemptions that are part of an exchange transaction) having a value of $5,000 or more will be precluded from investing units of beneficial interest in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of units representing a beneficial interest in a fund having a value of less than $5,000;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
•	purchase transactions involving in-kind transfers of fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The Series reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the Series’ surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the Series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the Series.

American Funds Insurance Series / Prospectus 95

Valuing shares The net asset value of each share class of a fund is the value of a single share of that class. Each fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the funds’ share prices would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the funds have adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the securities in the funds’ portfolios that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values.

Because certain of the funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the funds do not price their shares, the values of securities held in the funds may change on days when you will not be able to purchase or redeem fund shares.

Shares of the funds will be purchased or sold at the net asset value next determined after receipt of requests from the appropriate insurance company. Requests received by the appropriate insurance company prior to 4 p.m. New York time and communicated by the insurance company to the Series or its agent will be purchased or sold at that day’s net asset value.

Plan of distribution

The Series has adopted a plan of distribution or “12b-1 plan” for Class 4 shares. Under the plan, the Series may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Series’ board of trustees. The plan provides for annual expenses of .25% for Class 4 shares. Amounts paid under the 12b-1 plan are used by insurance company contract issuers to cover distribution expenses and/or the expenses of certain contract owner services. The 12b-1 fees paid by the Series, as a percentage of average net assets, for the previous fiscal year, are indicated in the prospectus in the Annual Fund Operating Expenses table for each fund. Since these fees are paid out of the Series’ assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return of an investment in Class 4 shares.

Fund expenses

In periods of market volatility, assets of the funds may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses tables in this prospectus.

The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus are based on expenses as of each fund’s most recently completed fiscal year. These items include third-party expenses, such as custodial, legal, audit, accounting, regulatory reporting and pricing vendor services, and an administrative services fee payable to the Series’ investment adviser for administrative services provided by the Series’ investment adviser and its affiliates. In addition, the “Other expenses” items for Class 4 shares include fees for administrative services provided by the insurance companies that include Class 4 shares of any of the funds as underlying investments in their variable contracts. Each fund will pay an insurance administration fee of .25% of Class 4 share assets to these insurance companies for providing certain services pursuant to an insurance administrative services plan adopted by the Series.

Investment results

All fund results in the “Investment results” section of this prospectus reflect the reinvestment of dividends and capital gains distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

Distributions and taxes

Each fund of the Series intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the fund itself is relieved of federal income tax.

It is the Series’ policy to distribute to the shareholders (the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

American Funds Insurance Series / Prospectus 96

Financial highlights

The Financial Highlights table is intended to help you understand a fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain waivers from Capital Research and Management Company. For more information about these waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose current report, along with the funds’ financial statements, is included in the statement of additional information, which is available upon request. Figures shown do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, results would be lower.

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Growth Fund
Class 1:
12/31/14	$30.11	$.31	$.40	$ .71	$(.40)	$(2.94)	$(3.34)	$27.48	2.52%	$1,558.55%		1.08%
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466.56		1.38
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277.55		1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227.56		1.54
Class 2:
12/31/14	29.92	.24	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992.80		.85
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723.81		1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535.80		1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308.81		1.30
Class 4:
12/31/14	30.07	.07	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19	1.05	.26
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1	1.06	.43
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27[5]	—[6]	.02[2,5]	.04[2,5]
Global Small Capitalization Fund
Class 1:
12/31/14	$25.69	$ .09	$ .52	$ .61	$(.09)	$(.12)	$(.21)	$26.09	2.36%	$1,411.74%		.34%
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019.75		.46
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795.74		.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818.75		.69
Class 2:
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603	1.00	.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450.99		.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189	1.00	.45
Class 4:
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12	1.24	(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4	1.24	(.50)
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80[5]	—[6]	.04[2,5]	.04[2,5]

American Funds Insurance Series / Prospectus 97

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/14	$78.54	$.88[7]	$ 5.79	$ 6.67	$(1.16)	$(3.90)	$(5.06)	$80.15	8.78%	$7,118.35%		1.12%[7]
12/31/13	60.90	.64	17.84	18.48	(.84)	—	(.84)	78.54	30.43	7,003.35		.93
12/31/12	52.07	.63	8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116.35		1.10
12/31/11	54.78	.45	(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426.34		.81
12/31/10	46.45	.49	8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011.34		1.02
Class 2:
12/31/14	77.94	.68[7]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413.60		.87[7]
12/31/13	60.45	.47	17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334.60		.68
12/31/12	51.68	.47	8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911.60		.83
12/31/11	54.35	.30	(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701.59		.55
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896.59		.76
Class 3:
12/31/14	78.62	.74[7]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208.53		.94[7]
12/31/13	60.97	.52	17.84	18.36	(.71)	—	(.71)	78.62	30.20	216.53		.75
12/31/12	52.13	.53	8.83	9.36	(.52)	—	(.52)	60.97	17.97	189.53		.92
12/31/11	54.82	.34	(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189.52		.62
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232.52		.82
Class 4:
12/31/14	78.32	.37[7]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24.85		.47[7]
12/31/13	60.90	.29	17.90	18.19	(.77)	—	(.77)	78.32	29.96	5.85		.40
12/31/12[3,4]	60.55	.03	.78	.81	(.46)	—	(.46)	60.90	1.33[5]	—[6]	.02[2,5]	.05[2,5]
International Fund
Class 1:
12/31/14	$21.22	$.30	$ (.81)	$ (.51)	$(.36)	$ —	$(.36)	$20.35	(2.41)%	$3,282.54%		1.43%
12/31/13	17.68	.27	3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324.54		1.41
12/31/12	15.21	.30	2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618.54		1.81
12/31/11	18.05	.35	(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314.53		2.03
12/31/10	17.17	.28	.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490.53		1.69
Class 2:
12/31/14	21.15	.25	(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374.79		1.19
12/31/13	17.62	.22	3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916.79		1.15
12/31/12	15.16	.26	2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465.79		1.57
12/31/11	17.98	.31	(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210.78		1.81
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615.78		1.46
Class 3:
12/31/14	21.24	.27	(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38.72		1.28
12/31/13	17.70	.23	3.59	3.82	(.28)	—	(.28)	21.24	21.67	46.72		1.22
12/31/12	15.23	.27	2.47	2.74	(.27)	—	(.27)	17.70	17.97	44.72		1.65
12/31/11	18.05	.33	(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43.71		1.90
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61.71		1.54
Class 4:
12/31/14	21.16	.07	(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04	.31
12/31/13	17.68	(.01)	3.79	3.78	(.30)	—	(.30)	21.16	21.48	2	1.04	(.07)
12/31/12[3,4]	17.79	.01	.16	.17	(.28)	—	(.28)	17.68	.98[5]	—[6]	.02[2,5]	.05[2,5]

American Funds Insurance Series / Prospectus 98

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
New World Fund
Class 1:
12/31/14	$25.08	$.29[7]	$(1.92)	$(1.63)	$(.29)	$(2.44)	$(2.73)	$20.72	(7.63)%	$1,433.78%		1.23%[7]
12/31/13	22.93	.34	2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388.78		1.45
12/31/12	19.65	.33	3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140.79		1.54
12/31/11	23.28	.36	(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826.78		1.62
12/31/10	20.04	.37	3.25	3.62	(.38)	—	(.38)	23.28	18.20	774.80		1.76
Class 2:
12/31/14	24.88	.24[7]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084	1.03	1.01[7]
12/31/13	22.75	.28	2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307	1.03	1.22
12/31/12	19.50	.28	3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378	1.04	1.31
12/31/11	23.09	.30	(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350	1.03	1.37
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739	1.05	1.52
Class 4:
12/31/14	24.99	.09[7]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64	1.28	.40[7]
12/31/13	22.93	.14	2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8	1.29	.56
12/31/12[3,4]	22.83	.01	.35	.36	(.26)	—	(.26)	22.93	1.58[5]	—[6]	.04[2,5]	.04[2,5]
Blue Chip Income and Growth Fund
Class 1:
12/31/14	$13.12	$.46[7]	$1.59	$2.05	$(.48)	$ —	$(.48)	$14.69	15.69%	$3,542.42%		3.31%[7]
12/31/13	10.05	.27	3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814.42		2.27
12/31/12	9.00	.24	1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357.43		2.41
12/31/11	9.25	.19	(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992.42		2.08
12/31/10	8.37	.18	.87	1.05	(.17)	—	(.17)	9.25	12.61	674.44		2.10
Class 2:
12/31/14	13.02	.44[7]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722.67		3.14[7]
12/31/13	9.97	.23	3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755.67		2.03
12/31/12	8.93	.21	1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382.68		2.17
12/31/11	9.18	.17	(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340.67		1.83
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677.69		1.87
Class 4:
12/31/14	13.12	.34[7]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9.92		2.33[7]
12/31/13	10.05	.18	3.15	3.33	(.26)	—	(.26)	13.12	33.27	—[6]	.86	1.39
12/31/12[3,4]	10.20	.01	.03	.04	(.19)	—	(.19)	10.05	.38[5]	—[6]	.02[2,5]	.10[2,5]

American Funds Insurance Series / Prospectus 99

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Growth and Income Fund
Class 1:
12/31/14	$12.53	$.43[7]	$ .31	$ .74	$(.49)	$ —	$(.49)	$12.78	6.00%	$ 200.63%		3.34%[7]
12/31/13	10.56	.39	2.00	2.39	(.42)	—	(.42)	12.53	22.81	206.62		3.35
12/31/12	9.20	.25	1.39	1.64	(.28)	—	(.28)	10.56	17.93	180.62		2.56
12/31/11	9.96	.28	(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161.61		2.86
12/31/10	9.14	.23	.85	1.08	(.26)	—	(.26)	9.96	12.02	171.61		2.54
Class 2:
12/31/14	12.51	.41[7]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685.88		3.22[7]
12/31/13	10.54	.36	2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822.87		3.09
12/31/12	9.19	.23	1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837.87		2.31
12/31/11	9.94	.25	(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839.86		2.60
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130.86		2.28
Class 4:
12/31/14	12.50	.30[7]	.37	.67	(.46)	—	(.46)	12.71	5.41	1	1.13	2.30[7]
12/31/13	10.55	.28	2.09	2.37	(.42)	—	(.42)	12.50	22.60	1	1.12	2.27
12/31/12[3,4]	10.64	.01	.13	.14	(.23)	—	(.23)	10.55	1.27[5]	—[6]	.03[2,5]	.08[2,5]
Growth-Income Fund
Class 1:
12/31/14	$50.72	$.81	$ 4.57	$ 5.38	$(.80)	$(2.54)	$(3.34)	$52.76	10.91%	$10,812.29%		1.56%
12/31/13	38.48	.66	12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857.29		1.49
12/31/12	33.27	.66	5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782.29		1.79
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496.28		1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370.29		1.76
Class 2:
12/31/14	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337.54		1.31
12/31/13	38.24	.55	12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980.54		1.25
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403.54		1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235.53		1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668.54		1.52
Class 3:
12/31/14	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185.47		1.38
12/31/13	38.52	.58	12.32	12.90	(.65)	—	(.65)	50.77	33.58	193.47		1.32
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168.47		1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172.46		1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209.47		1.59
Class 4:
12/31/14	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30.79		1.11
12/31/13	38.47	.45	12.33	12.78	(.69)	—	(.69)	50.56	33.32	3.79		.96
12/31/12[3,4]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02[5]	—[6]	.01[2,5]	.03[2,5]

American Funds Insurance Series / Prospectus 100

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
International Growth and Income Fund
Class 1:
12/31/14	$17.48	$.58	$(1.09)	$ (.51)	$(.53)	$(.17)	$(.70)	$16.27	(2.93)%	$740.68%		3.32%
12/31/13	15.29	.44	2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696.69		2.63
12/31/12	13.40	.37	1.89	2.26	(.37)	—	(.37)	15.29	16.84	203.74		2.50
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35.73		3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32.74		2.61
Class 2:
12/31/14	17.43	.56	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248.93		3.21
12/31/13	15.25	.38	2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257.94		2.28
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225.99		2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199.98		2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180.99		2.37
Class 4:
12/31/14	17.45	.26	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20	1.18	1.52
12/31/13	15.29	.03	2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1	1.19	.18
12/31/12[3,4]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62[5]	—[6]	.04[2,5]	.07[2,5]
Capital Income Builder
Class 1:
12/31/14[3,8]	$10.00	$.19	$(.18)	$ .01	$(.19)	$(.01)	$(.20)	$9.81	.12%	$ 20	.56%[9]	2.87%[9]
Class 2:
12/31/14[3,8]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12[5,10]	—[6]	.47[5,9,10]	2.94[5,9,10]
Class 4:
12/31/14[3,8]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)	55	1.06[9]	2.08[9]
Asset Allocation Fund
Class 1:
12/31/14	$22.49	$.44	$ .81	$1.25	$(.39)	$(1.12)	$(1.51)	$22.23	5.66%	$11,997.30%		1.95%
12/31/13	18.43	.35	4.07	4.42	(.36)	—	(.36)	22.49	24.04	10,515.31		1.71
12/31/12	16.17	.37	2.28	2.65	(.39)	—	(.39)	18.43	16.44	7,199.31		2.11
12/31/11	16.28	.37	(.12)	.25	(.36)	—	(.36)	16.17	1.56	5,932.31		2.25
12/31/10	14.75	.35	1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235.31		2.33
Class 2:
12/31/14	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494.55		1.69
12/31/13	18.31	.30	4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760.56		1.47
12/31/12	16.06	.33	2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225.56		1.86
12/31/11	16.17	.33	(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151.56		1.99
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689.57		2.08
Class 3:
12/31/14	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40.48		1.76
12/31/13	18.45	.32	4.06	4.38	(.32)	—	(.32)	22.51	23.81	42.49		1.54
12/31/12	16.18	.34	2.29	2.63	(.36)	—	(.36)	18.45	16.28	38.49		1.93
12/31/11	16.29	.34	(.13)	.21	(.32)	—	(.32)	16.18	1.36	38.49		2.05
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44.50		2.15
Class 4:
12/31/14	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32.80		1.55
12/31/13	18.43	.27	4.12	4.39	(.36)	—	(.36)	22.46	23.89	1.79		1.22
12/31/12[3,4]	18.52	.01	.21	.22	(.31)	—	(.31)	18.43	1.17[5]	—[6]	.01[2,5]	.08[2,5]

American Funds Insurance Series / Prospectus 101

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Global Balanced Fund
Class 1:
12/31/14	$11.37	$.25[7]	$(.03)	$ .22	$(.18)	$(.30)	$(.48)	$11.11	1.87%	$ 37.71%		2.14%[7]
12/31/13	10.34	.22	1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36.70		2.05
12/31/12	9.35	.20	.98	1.18	(.19)	—	(.19)	10.34	12.58	32.72		2.00
12/31/11[3,11]	10.00	.13	(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)	28	.69[9]	1.99[9]
Class 2:
12/31/14	11.35	.22[7]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179.96		1.88[7]
12/31/13	10.33	.20	1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156.95		1.79
12/31/12	9.35	.17	.97	1.14	(.16)	—	(.16)	10.33	12.24	119.97		1.76
12/31/11[3,11]	10.00	.09	(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)	72	.94[9]	1.45[9]
Class 4:
12/31/14	11.35	.24[7]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88[5,10]	—[6]	.67[5,10]	2.07[5,7,10]
12/31/13	10.33	.22	1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49[5,10]	—[6]	.71[5,10]	1.98[5,10]
12/31/12[3,4]	10.47	.01	.03	.04	(.18)	—	(.18)	10.33	.40[5,10]	—[6]	.03[2,5,10]	.05[2,5,10]
Bond Fund
Class 1:
12/31/14	$10.73	$.23	$ .37	$ .60	$(.25)	$ —[12]	$(.25)	$11.08	5.59%	$4,977.39%		2.03%
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506.39		2.01
12/31/12	10.99	.25	.36	.61	(.31)	—	(.31)	11.29	5.58	3,917.39		2.23
12/31/11	10.67	.32	.36	.68	(.36)	—	(.36)	10.99	6.41	4,354.38		2.89
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768.38		3.03
Class 2:
12/31/14	10.61	.20	.36	.56	(.22)	—[12]	(.22)	10.95	5.28	4,565.64		1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763.64		1.76
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044.64		1.97
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984.63		2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074.63		2.79
Class 4:
12/31/14	10.69	.16	.39	.55	(.23)	—[12]	(.23)	11.01	5.15	29.89		1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3.89		1.58
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)[5]	—[6]	.02[2,5]	.10[2,5]
Global Bond Fund
Class 1:
12/31/14	$11.88	$.29	$(.08)	$ .21	$(.21)	$(.11)	$(.32)	$11.77	1.71%	$1,194.57%		2.35%
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093.56		2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959.56		2.29
12/31/11	11.82	.36	.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619.56		2.97
12/31/10	11.57	.41	.21	.62	(.37)	—	(.37)	11.82	5.44	325.57		3.42
Class 2:
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496.81		2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664.81		2.06
12/31/11	11.78	.33	.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639.81		2.75
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497.83		3.21
Class 4:
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4	1.09	1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—[6]	.79	2.25
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)[5]	—[6]	.02[2,5]	.11[2,5]

American Funds Insurance Series / Prospectus 102

		Income (loss) from investment operations[1]		Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
High-Income Bond Fund
Class 1:
12/31/14	$11.13	$.67	$(.59)	$ .08	$(.67)	$ —	$(.67)	$10.54	.80%	$1,017.48%		5.90%
12/31/13	11.16	.75	.01	.76	(.79)	—	(.79)	11.13	6.89	856.48		6.54
12/31/12	10.54	.81	.64	1.45	(.83)	—	(.83)	11.16	13.90	894.48		7.25
12/31/11	11.20	.88	(.64)	.24	(.90)	—	(.90)	10.54	2.18	787.47		7.70
12/31/10	10.49	.91	.68	1.59	(.88)	—	(.88)	11.20	15.38	769.48		8.15
Class 2:
12/31/14	10.99	.63	(.57)	.06	(.64)	—	(.64)	10.41	.63	929.73		5.67
12/31/13	11.03	.71	.01	.72	(.76)	—	(.76)	10.99	6.60	1,061.73		6.29
12/31/12	10.42	.78	.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135.73		7.00
12/31/11	11.08	.84	(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064.72		7.44
12/31/10	10.39	.87	.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142.73		7.91
Class 3:
12/31/14	11.16	.65	(.59)	.06	(.65)	—	(.65)	10.57	.59	16.66		5.74
12/31/13	11.18	.73	.02	.75	(.77)	—	(.77)	11.16	6.77	19.66		6.36
12/31/12	10.56	.80	.63	1.43	(.81)	—	(.81)	11.18	13.67	21.66		7.07
12/31/11	11.22	.86	(.64)	.22	(.88)	—	(.88)	10.56	1.97	21.65		7.51
12/31/10	10.51	.89	.68	1.57	(.86)	—	(.86)	11.22	15.14	23.66		7.98
Class 4:
12/31/14	11.12	.63	(.59)	.04	(.11)	—	(.11)	11.05	.35	—[6]	.98	5.49
12/31/13	11.16	.67	.08	.75	(.79)	—	(.79)	11.12	6.81	—[6]	.93	5.82
12/31/12[3,4]	11.80	.04	—[12]	.04	(.68)	—	(.68)	11.16	.34[5]	—[6]	.02[2,5]	.35[2,5]
Mortgage Fund
Class 1:
12/31/14	$10.23	$ .12	$ .45	$ .57	$(.10)	$ —	$(.10)	$10.70	5.54%	$292.45%		1.12%
12/31/13	10.47	.04	(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198.44		.35
12/31/12	10.37	.01	.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87.45		.08
12/31/11[3,11]	10.00	—[12]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55	.42[9]	.04[9]
Class 2:
12/31/14	10.22	.10	.44	.54	(.08)	—	(.08)	10.68	5.23	52.70		.91
12/31/13	10.46	—[12]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49.69		(.02)
12/31/12	10.36	(.02)	.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49.70		(.16)
12/31/11[3,11]	10.00	(.02)	.48	.46	—[12]	(.10)	(.10)	10.36	4.60	22	.67[9]	(.25)[9]
Class 4:
12/31/14	10.23	.05	.46	.51	(.09)	—	(.09)	10.65	4.98	1.95		.47
12/31/13	10.47	.02	(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[5]	—[6]	.38[5]	.23[5]
12/31/12[3,4]	10.60	—[12]	.01	.01	(.06)	(.08)	(.14)	10.47	.09[5]	—[6]	.02[2,5]	.04[2,5]

American Funds Insurance Series / Prospectus 103

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[13]	Ratio of net income (loss) to average net assets[13]
U.S. Government/AAA-Rated Securities Fund
Class 1:
12/31/14	$11.94	$.15	$ .48	$ .63	$(.17)	$ —	$(.17)	$12.40	5.24%	$1,723.35%		.35%	1.24%
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584.35		.35	.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809.34		.34	.75
12/31/11	12.59	.23	.74	.97	(.26)	(.30)	(.56)	13.00	7.85	1,785.34		.34	1.83
12/31/10	12.18	.26	.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492.39		.36	2.07
Class 2:
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717.60		.60	1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801.60		.60	.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995.59		.59	.50
12/31/11	12.49	.20	.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002.59		.59	1.59
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959.64		.62	1.83
Class 3:
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13.53		.53	1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14.53		.53	.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20.52		.52	.58
12/31/11	12.61	.21	.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24.52		.52	1.65
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26.57		.55	1.92
Class 4:
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21.85		.85	.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—[6]	.84	.84	.68
12/31/12[3,4]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)[5]	—[6]	.02[2,5]	.02[2,5]	.05[2,5]

American Funds Insurance Series / Prospectus 104

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Cash Management Fund
Class 1:
12/31/14	$11.31	$(.03)	$ —	$(.03)	$ —	$ —	$ —	$11.28	(.27)%	$ 49.34%		(.26)%
12/31/13	11.34	(.03)	—[12]	(.03)	—	—	—	11.31	(.27)	57.34		(.24)
12/31/12	11.36	(.03)	.01	(.02)	—	—	—	11.34	(.18)	66.34		(.22)
12/31/11	11.39	(.02)	(.01)	(.03)	—	—	—	11.36	(.26)	75.33		(.21)
12/31/10	11.40	(.02)	.01	(.01)	—	—	—	11.39	(.09)	83.33		(.14)
Class 2:
12/31/14	11.12	(.06)	—	(.06)	—	—	—	11.06	(.54)	331.59		(.51)
12/31/13	11.17	(.05)	—[12]	(.05)	—	—	—	11.12	(.45)	395.59		(.49)
12/31/12	11.22	(.05)	—[12]	(.05)	—	—	—	11.17	(.45)	459.59		(.47)
12/31/11	11.28	(.05)	(.01)	(.06)	—	—	—	11.22	(.53)	530.58		(.47)
12/31/10	11.32	(.04)	—[12]	(.04)	—	—	—	11.28	(.35)	522.58		(.39)
Class 3:
12/31/14	11.21	(.05)	—	(.05)	—	—	—	11.16	(.45)	8.52		(.44)
12/31/13	11.26	(.05)	—[12]	(.05)	—	—	—	11.21	(.44)	8.52		(.42)
12/31/12	11.30	(.05)	.01	(.04)	—	—	—	11.26	(.35)	11.52		(.40)
12/31/11	11.34	(.04)	—[12]	(.04)	—	—	—	11.30	(.35)	12.51		(.40)
12/31/10	11.38	(.04)	—[12]	(.04)	—	—	—	11.34	(.35)	13.51		(.32)
Class 4:
12/31/14	11.30	(.09)	.04	(.05)	—	—	—	11.25	(.44)	7.84		(.77)
12/31/13	11.34	(.04)	—[12]	(.04)	—	—	—	11.30	(.35)[5]	—[6]	.37[5]	(.32)[5]
12/31/12[3,4]	11.34	—[12]	—[12]	—[12]	—	—	—	11.34	.00[5]	—[6]	.02[2,5]	(.01) [2,5]
American Funds Insurance Series / Prospectus 105

	Period ended December 31
Portfolio turnover rate for all share classes including mortgage dollar roll transactions	2014	2013	2012	2011	2010
Global Growth Fund	22%	39%	22%	28%	28%
Global Small Capitalization Fund	28	36	40	44	47
Growth Fund	29	19	21	19	28
International Fund	18	21	29	24	25
New World Fund	36	43	32	22	18
Blue Chip Income and Growth Fund	37	30	36	27	22
Global Growth and Income Fund	28	31	30	25	30
Growth-Income Fund	25	19	25	22	22
International Growth and Income Fund	34	34	31	48	31
Capital Income Builder	35[8]
Asset Allocation Fund	88	74	61	43	46
Global Balanced Fund	73	81	80	34[11]
Bond Fund	365	354	253	163	187
Global Bond Fund	200	213	160	101	106
High-Income Bond Fund	54	64	48	51	54
Mortgage Fund	790	715	444	480[11]
U.S. Government/AAA-Rated Securities Fund	387	621	447	234	208
Cash Management Fund	—	—	—	—	—

	Period ended December 31
Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions	2014	2013	2012	2011	2010
Capital Income Builder	24%	Not available
Asset Allocation Fund	42
Global Balanced Fund	40
Bond Fund	121
Global Bond Fund	134
Mortgage Fund	108
U.S. Government/AAA-Rated Securities Fund	88
[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class 4 shares were offered beginning December 14, 2012.
[5]	Although the series has a plan of distribution and an insurance administrative services plan for some share classes, distribution services fees and/or insurance administrative services fees are not paid on amounts invested in a fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[8]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[9]	Annualized.
[10]	This class consisted solely of seed capital invested by Capital Research and Management Company; therefore, certain fees were not accrued.
[11]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[12]	Amount less than $.01.
[13]	This column reflects the impact, if any, of certain waivers by Capital Research and Management Company. Capital Research and Management Company reduced fees for investment advisory services for U.S. Government/AAA-Rated Securities Fund during 2010.
American Funds Insurance Series / Prospectus 106

Other fund information Shares of the Series are currently offered to insurance company separate accounts funding both variable annuity contracts and variable life insurance policies. Interests of various contract owners participating in the Series may be in conflict. The board of trustees of the Series will monitor for the existence of any material conflicts and determine what action, if any, should be taken. Shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the Series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the Series, including the funds’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the Series, the Series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the Series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

The current SAI and annual/semi-annual reports to shareholders can be found online at americanfunds.com/afis and may be available on the website of the company that issued your insurance contract. You also may request a free copy of these documents or the codes of ethics by calling American Funds at (800) 421-9900, ext. 65413 or writing to the Secretary at 333 South Hope Street, Los Angeles, California 90071.

INA4PRX-998-0515P Printed in USA CGD/AFD/8024	Investment Company File No. 811-03857

American Funds Insurance Series® Corporate Bond Fund Prospectus Class 1 shares Class 2 shares Class 4 shares May 1, 2015

Investment objective	1
Fees and expenses of the fund	1
Principal investment strategies	1
Principal risks	2
Investment results	3
Management	3
Tax information	3
Payments to broker-dealers and other financial intermediaries	3
Investment objective, strategies and risks	4
Management and organization	6
Purchases and redemptions of shares	7
Plans of distribution	8
Fund expenses	8
Distributions and taxes	8

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective

The fund’s investment objective is to provide, over the long term, a high level of total return largely comprised of current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1	Class 2	Class 4
Management fee	0.46%	0.46%	0.46%
Distribution and/or service (12b-1) fees*	N/A	0.25	0.25
Other expenses*	0.03	0.03	0.28
Total annual fund operating expenses	0.49	0.74	0.99
*	Based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 1	$ 50	$157	$274	$ 616
Class 2	76	237	411	918
Class 4	101	315	547	1,213

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results.

Principal investment strategies

The fund seeks to provide, over the long term, a high level of total return largely comprised of current income by investing primarily in investment-grade corporate debt securities. Normally, at least 80% of the fund’s assets will be invested in corporate debt securities. The fund will also normally invest at least 90% of its assets in debt securities with quality ratings of Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. However, the fund may invest in debt securities guaranteed or sponsored by the U.S. government, as well as debt issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, without regard to the quality rating assigned to the U.S. government by a NRSRO. The fund invests in debt securities with a wide range of maturities.

The fund may also invest significantly in debt securities issued by companies domiciled outside the U.S., including issuers domiciled in developing countries. All securities held by the fund will be denominated in U.S. dollars.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental research, which may include analysis of credit quality, general economic conditions and various quantitative measures and, in the case of corporate obligations, meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series - Corporate Bond Fund / Prospectus 1

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series - Corporate Bond Fund / Prospectus 2

Investment results

Because the fund has not yet begun investment operations, information regarding investment results is not available as of the date of this prospectus.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Andrew F. Barth	2 years	Partner – Capital Fixed Income Investors
David S. Lee	2 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Corporate Bond Fund / Prospectus 3

Investment objective, strategies and risks

The fund’s investment objective is to provide, over the long term, a high level of total return largely comprised of current income. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

Normally, at least 80% of the fund’s assets will be invested in corporate debt securities. The fund will also normally invest at least 90% of its assets in debt securities with quality ratings of Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. However, the fund may invest in debt securities guaranteed or sponsored by the U.S. government, as well as debt issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, without regard to the quality rating assigned to the U.S. government by a NRSRO. The fund invests in debt securities with a wide range of maturities.

The fund may also invest significantly in debt securities issued by companies domiciled outside the U.S., including issuers domiciled in developing countries. All securities held by the fund will be denominated in U.S. dollars.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

American Funds Insurance Series - Corporate Bond Fund / Prospectus 4

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Insurance Series - Corporate Bond Fund / Prospectus 5

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the Series and other mutual funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolios and business affairs of the Series. The estimated total management fee to be paid by the fund for the current fiscal year, expressed as a percentage of average net assets, appears in the Annual Fund Operating Expenses table for the fund. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the Series’ Investment Advisory and Service Agreement by the Series’ board of trustees is contained in the Series’ annual report to shareholders for the fiscal year ended December 31, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The Series’ shareholders approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders of the Series approved a proposal to reorganize the Series into a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization.

Portfolio holdings A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition to the portfolio managers below, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

The primary individual portfolio managers for each of the funds are:

Portfolio manager for the Series/Title (if applicable)	Primary title with investment adviser (or affiliate) and investment experience	Portfolio manager’s role in management of, and experience in, the fund(s)
Andrew F. Barth	Partner – Capital Fixed Income Investors Investment professional for 30 years, all with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Corporate Bond Fund — 2 years
David S. Lee	Partner – Capital Fixed Income Investors Investment professional for 15 years in total; 12 years with Capital Research and Management Company or affiliate	Serves as a fixed-income portfolio manager for: Corporate Bond Fund — 2 years

Information regarding the portfolio managers’ compensation, their ownership of securities in the Series and other accounts they manage is in the statement of additional information.

American Funds Insurance Series - Corporate Bond Fund / Prospectus 6

Purchases and redemptions of shares

Shares of the Series are currently offered only to insurance company separate accounts as well as so-called “feeder funds” under master-feeder arrangements sponsored by insurance companies as underlying investments for such insurance companies’ variable annuity contracts and variable life insurance policies. All such shares may be purchased or redeemed by the insurance company separate accounts (or feeder funds) at net asset value without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts (or feeder funds).

Frequent trading of fund shares The Series and American Funds Distributors, Inc., the Series’ distributor, reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Series or American Funds Distributors has determined could involve actual or potential harm to a fund may be rejected.

The Series, through its transfer agent, American Funds Service Company, has agreements with the Series’ insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in fund shares. The agreements generally require the insurance companies to (i) provide, upon request from a fund, the Series or their agent, certain identifying and account information regarding contract owners who invest in fund shares through an insurance company account and (ii) execute instructions from a fund, the Series or their agent to restrict further purchases or exchanges of fund shares by a contract owner who the Series has identified as having engaged in potentially harmful market timing or frequent trading. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures that American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Series. You should refer to disclosures provided by the insurance company with which you have a contract to determine the specific trading restrictions that apply to you.

Under its procedures, American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the funds will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the Series’ broad ability to restrict potentially harmful trading as described previously, the Series’ board of trustees has adopted a “purchase blocking policy” under which any contract owner redeeming units representing a beneficial interest in any fund other than Cash Management Fund (including redemptions that are part of an exchange transaction) having a value of $5,000 or more will be precluded from investing units of beneficial interest in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of units representing a beneficial interest in a fund having a value of less than $5,000;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
•	purchase transactions involving in-kind transfers of fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The Series reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the Series’ surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the Series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the Series.

American Funds Insurance Series - Corporate Bond Fund / Prospectus 7

Valuing shares The net asset value of each share class of a fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share prices would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the securities in the fund’s portfolio that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Shares of the fund will be purchased or sold at the net asset value next determined after receipt of requests from the appropriate insurance company. Requests received by the appropriate insurance company prior to 4 p.m. New York time and communicated by the insurance company to the Series or its agent will be purchased or sold at that day’s net asset value.

Plans of distribution

The Series has not adopted (and does not presently intend to adopt) a plan of distribution or “12b-1 plan” for Class 1 shares.

However, the Series has adopted plans of distribution or “12b-1 plans” for Class 2 and Class 4 shares. Under the plans, the Series may finance activities primarily intended to sell shares provided the categories of expenses are approved in advance by the Series’ board of trustees. The plan provides for annual expenses of .25% for Class 2 and Class 4 shares. Amounts paid under the 12b-1 plan would be used by insurance company contract issuers to cover distribution expenses and/or the expenses of certain contract owner services.

Fund expenses

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table in this prospectus.

The “Other expenses” item in the Annual Fund Operating Expenses table in this prospectus are based on expenses as of the fund’s most recently completed fiscal year. These items include third-party expenses, such as custodial, legal, audit, accounting, regulatory reporting and pricing vendor services, and an administrative services fee payable to the Series’ investment adviser for administrative services provided by the Series’ investment adviser and its affiliates.

Distributions and taxes

The fund intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the fund itself is relieved of federal income tax.

It is the Series’ policy to distribute to the shareholders (the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

American Funds Insurance Series - Corporate Bond Fund / Prospectus 8

Notes

American Funds Insurance Series - Corporate Bond Fund / Prospectus 9

Notes

American Funds Insurance Series - Corporate Bond Fund / Prospectus 10

Other fund information Shares of the Series are currently offered to insurance company separate accounts funding both variable annuity contracts and variable life insurance policies. Interests of various contract owners participating in the Series may be in conflict. The board of trustees of the Series will monitor for the existence of any material conflicts and determine what action, if any, should be taken. Shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the Series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the Series, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the Series, the Series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the Series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

The current SAI and annual/semi-annual reports to shareholders can be found online at americanfunds.com/afis and may be available on the website of the company that issued your insurance contract. You also may request a free copy of these documents or the codes of ethics by calling American Funds at (800) 421-9900, ext. 65413 or writing to the Secretary at 333 South Hope Street, Los Angeles, California 90071.

INA8PRX-084-0515P Printed in USA CGD/AFD/8024	Investment Company File No. 811-03857

American Funds Insurance Series®

Part B
Statement of Additional Information

May 1, 2015

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Insurance Series (the “Series”) dated May 1, 2015 for the funds listed below. Except where the context indicates otherwise, all references herein to the “fund” apply to each of the funds listed below. You may obtain a prospectus from your financial adviser, by calling American Funds Service Company® at (800) 421-4225 or by writing to the Series at the following address:

American Funds Insurance Series
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Class 1, Class 2 and Class 4 shares of:	Class 3 shares of:

Global Growth Fund

Global Small Capitalization Fund

Growth Fund

International Fund

New World Fund®

Blue Chip Income and Growth Fund

Global Growth and Income Fund

Growth-Income Fund

International Growth and Income Fund

Capital Income Builder®

Asset Allocation Fund

Global Balanced Fund

Bond Fund

Corporate Bond Fund

Global Bond Fund

High-Income Bond Fund

Mortgage Fund

U.S. Government/AAA-Rated Securities Fund

Cash Management Fund

Growth Fund International Fund Growth-Income Fund Asset Allocation Fund High-Income Bond Fund U.S. Government/AAA-Rated Securities Fund Cash Management Fund

Investment portfolio
Financial statements

American Funds Insurance Series - Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the funds’ investment limitations.

Global Growth Fund

General

•	The fund invests at least 65% of its assets in common stocks.

Investing outside the U.S.

•	Under normal market conditions, the fund invests at least 40% of its net assets in issuers domiciled outside the United States. If market conditions are not deemed favorable by the fund’s investment adviser, the fund will invest at least 30% of its net assets in issuers domiciled outside the United States.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Debt instruments

•	The fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs or in unrated securities that are determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Global Small Capitalization Fund

Equity securities

•	Normally, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines "small market capitalization" companies to be companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future.
American Funds Insurance Series - Page 2

Investing outside the U.S.

•	Under normal market conditions, the fund invests at least 40% of its assets in issuers domiciled outside the United States. If market conditions are not deemed favorable by the fund’s investment adviser, the fund will invest at least 30% of its net assets in issuers domiciled outside the United States.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Debt instruments

•	The fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Growth Fund

General

•	The fund invests at least 65% of its assets in common stocks.

Investing outside the U.S.

•	The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Debt instruments

•	The fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund's investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.
American Funds Insurance Series - Page 3

International Fund

General

•	The fund invests at least 65% of its assets in common stocks of companies domiciled outside the United States.

Debt instruments

•	The fund may invest up to 5% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs or in unrated securities that are determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Investing outside the U.S.

•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

New World Fund

General

•	The fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.
•	Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries which have developing economies and/or markets.

Equity securities

•	The fund may invest its assets in equity securities of any company, regardless of where it is based, if the adviser has determined that a significant portion of its assets or revenues (generally 20% or more) is attributable to developing countries.
American Funds Insurance Series - Page 4

Debt instruments

•	The fund may invest up to 25% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) of issuers primarily based in qualified countries which have developing economies and/or markets, or issuers that the fund's investment adviser determines have a significant portion of their assets or revenues (generally 20% or more) attributable to developing countries.
•	The fund may invest up to 25% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund's investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Investing outside the U.S.

•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Blue Chip Income and Growth Fund

General

•	The fund seeks to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index) and to provide an opportunity for growth of principal consistent with sound common stock investing.

Equity securities

•	The fund primarily invests in common stocks of larger U.S.-based companies (those with market capitalizations above $4.0 billion).
•	The fund ordinarily invests at least 90% of equity assets in the stock of companies in business for five or more years (including predecessor companies).
•	The fund ordinarily invests at least 90% of equity assets in the stock of companies that pay regular dividends.
•	The fund ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade.
•	The fund will not invest in private placements of stock of companies.
•	The fund invests, under normal market conditions, at least 90% of its assets in equity securities.
American Funds Insurance Series - Page 5

Investing outside the U.S.

•	The fund may invest up to 10% of assets in equity securities of larger non-U.S. companies so long as they are listed or traded in the United States.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Global Growth and Income Fund

General

•	The fund seeks to make your investment grow over time and provide you with current income by investing primarily in stocks of well-established companies located around the world.

Investing outside the U.S.

•	Under normal market conditions, the fund invests at least 40% of its net assets in issuers domiciled outside the United States. If market conditions are not deemed favorable by the fund’s investment adviser, the fund will invest at least 30% of its net assets in issuers domiciled outside the United States.
•	For temporary defensive purposes, the fund may invest principally or entirely in securities that are denominated in U.S. dollars or whose issuers are domiciled in the United States. Securities denominated in U.S. dollars include American Depositary Receipts, certain European Depositary Receipts and Global Depositary Receipts.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Debt instruments

•	The fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.
•	The fund may invest up to 5% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund's investment adviser.
American Funds Insurance Series - Page 6

Growth-Income Fund

General

•	The fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Investing outside the U.S.

•	The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Debt instruments

•	The fund may invest up to 5% of its assets in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund's investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

International Growth and Income Fund

General

•	The fund may invest up to 20% of its assets in securities of issuers domiciled in the United States. However, the fund has no current intention of investing more than 10% of its assets in securities of issuers domiciled in the United States (excluding cash equivalents of U.S. issuers) and issuers whose securities are primarily listed on U.S. securities exchanges. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States whose securities are primarily listed on exchanges outside the United States, and cash and cash equivalents (including cash equivalents issued by U.S. issuers). The fund may invest a portion of its assets in companies located in emerging and developing countries.

Investing outside the U.S.

•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.
American Funds Insurance Series - Page 7

Capital Income Builder

Income producing securities

•	The fund will invest at least 90% of its assets in income-producing securities.

Equity securities

•	The fund will invest at least 50% of its assets in equity securities.

Debt instruments

•	The fund may invest up to 5% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba1 or below and BB+ or below by National Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.

Investing outside the U.S.

•	The fund may invest up to 50% of its assets in securities of issuers domiciled outside the United States.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Asset Allocation Fund

General

•	Under normal market conditions, the fund generally invests 40% to 80% of its assets in equity securities; 20% to 50% in debt securities; and 0% to 40% in money market instruments (including cash).

Debt instruments

•	Up to 25% of the fund’s debt assets may be invested in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund's investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.
American Funds Insurance Series - Page 8

Investing outside the U.S.

•	The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States.
•	The fund may invest up to 5% of its assets in debt securities of issuers domiciled outside the United States.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Global Balanced Fund

Equity securities

•	The fund invests at least 45% of the value of its assets in equity investments.

Investing outside the U.S.

•	Under normal market conditions, the fund invests at least 40% of its net assets in issuers domiciled outside the United States. If market conditions are not deemed favorable by the fund’s investment adviser, the fund will invest at least 30% of its net assets in issuers domiciled outside the United States.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Debt instruments

•	The fund invests at least 30% of the value of its assets in debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.
•	The fund may also invest up to 5% of its assets in lower quality, higher yielding debt securities including those convertible into common stocks (rated Ba1 or below and BB+ or below by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser).
American Funds Insurance Series - Page 9

Bond Fund

General

•	The fund invests at least 80% of its assets in bonds and other debt securities. The fund may not purchase equity securities directly, other than certain convertible securities. The fund may retain up to 5% of its assets in common stock, warrants and rights received in conjunction with, or in exchange for, debt securities.
•	The fund may invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks.

Debt instruments

•	For purposes of the above limits, bonds include any debt instrument including corporate bank loans and cash equivalents, and include nonvoting, nonconvertible preferred securities.
•	The fund invests at least 35% of its assets in debt securities (including cash and cash equivalents) rated A3 or better or A- or better by NRSROs or in unrated securities that are determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.
•	The fund invests at least 65% of its assets in debt securities (including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets) that are rated investment grade (rated Baa3 or better or BBB- or better by NRSROs or in unrated securities that are determined to be of equivalent quality by the fund’s investment adviser).
•	The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund's investment adviser.

Investing outside the U.S.

•	The fund may invest up to 20% of its assets in securities denominated in currencies other than the U.S. dollar. The fund may also invest in bonds of issuers domiciled outside the U.S. which are denominated in U.S. dollars.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.
American Funds Insurance Series - Page 10

Corporate Bond Fund

Debt instruments

•	The fund will invest at least 80% of its assets in corporate debt securities. For purposes of this limit, corporate debt securities include any corporate debt instrument, including, but not limited to, bank loans, covered bonds, hybrids (securities with equity and debt characteristics), certain preferred securities and commercial paper and other cash equivalents.
•	The fund will invest at least 90% of its assets in debt securities, including money market instruments, cash and cash equivalents, rated Baa3 or better or BBB- or better by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser at time of purchase. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund’s investment policies. The fund may invest in debt securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a NRSRO.

Investing outside the U.S.

•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Global Bond Fund

Debt instruments

•	The fund invests at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument including corporate bank loans and cash equivalents and may include certain preferred securities).
•	Normally, the fund’s debt obligations consist substantially of investment-grade bonds (rated Baa3 or better or BBB- or better by NRSROs, or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.
•	The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund's investment adviser.
American Funds Insurance Series - Page 11

Investing outside the U.S.

•	Under normal market conditions, the fund invests at least 40% of its net assets in issuers domiciled outside the United States. If market conditions are not deemed favorable by the fund’s investment adviser, the fund will invest at least 30% of its net assets in issuers domiciled outside the United States.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

High-Income Bond Fund

Debt instruments

•	The fund invests at least 80% of its assets in bonds. For purposes of this limit, bonds include any debt instrument including corporate bank loans and cash equivalents, and may include certain preferred securities.
•	The fund invests at least 65% of its assets in debt securities rated Ba1 or below or BB+ or below by NRSROs or in unrated securities that are determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the lowest of these ratings, consistent with the fund's investment policies.

Equity and other securities

•	The fund may invest up to 20% of its assets in equity securities, such as common and preferred stocks and convertible securities.

Investing outside the U.S.

•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Mortgage Fund

General

•	Under normal market conditions, the fund invests at least 80% of its assets in mortgage-related securities, including, but not limited to, residential mortgage-backed securities and commercial mortgage-backed securities, federal agency debentures, contracts for future delivery of mortgage-related securities (such as to be announced (TBA) contracts and mortgage dollar rolls), and other securities collateralized by mortgage loans. Compliance with certain asset diversification requirements in the Internal Revenue Code applicable to insurance company separate accounts and their underlying funding vehicles may, at times, restrict the fund’s ability to invest at least 80% of its assets in mortgage-related securities.
American Funds Insurance Series - Page 12

•	The fund invests at least 80% of its assets in mortgage-related securities that are sponsored or guaranteed by the U.S. government, including securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that are rated in the Aaa or AAA category by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.
•	The fund may invest up to 5% of its assets in securities that are in the AA, Aa or A ratings category by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser.
•	The fund may invest up to 10% of its assets in securities of issuers domiciled outside the United States; however, all such securities will be U.S. dollar denominated.

Investing outside the U.S.

•	The fund may purchase obligations of corporations or governmental entities outside the United States, provided those obligations are U.S. dollar-denominated and highly liquid.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

U.S. Government/AAA-Rated Securities Fund

General

•	The fund invests at least 80% of its assets in securities guaranteed by the "full faith and credit" pledge of the U.S. government or debt securities that are rated Aaa or AAA by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Investing outside the U.S.

•	The fund may purchase obligations of corporations or governmental entities outside the United States, provided those obligations are U.S. dollar-denominated and highly liquid.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.
American Funds Insurance Series - Page 13

Cash Management Fund

General

•	The fund invests in high quality money market instruments rated in the two highest quality short-term categories by at least two NRSROs.

Maturity

•	The fund may only purchase instruments having remaining maturities of 397 days or less.
•	The fund maintains a dollar-weighted average portfolio maturity of 60 days or less.
•	The fund maintains the dollar-weighted average life of its portfolio at 120 days or less.
•	For purposes of determining the weighted average maturity (but not the weighted average life) of a fund’s portfolio, certain variable and floating rate obligations and put securities which may otherwise have stated or final maturities in excess of 397 days will be deemed to have remaining maturities equal to the period remaining until each next readjustment of the interest rate or until the fund is entitled to repayment or repurchase of the security.

Liquidity

•	The fund may not acquire illiquid securities (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the fund) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities.
•	The fund holds at least 10% of its total assets in daily liquid assets (i.e. cash, direct obligations of the U.S. Government or securities that mature or are subject to a demand feature that is exercisable or payable within one business day).
•	The fund holds at least 30% of its total assets in weekly liquid assets (i.e. cash, direct obligations of the U.S. Government, government securities issued by an instrumentality of the U.S. Government that are issued at a discount and have a remaining maturity of 60 days or less, or securities that mature or are subject to a demand feature that is exercisable or payable within five business days).

Investing outside the U.S.

•	The fund may purchase obligations of corporations or governmental entities outside the United States, provided those obligations are U.S. dollar-denominated and highly liquid.
•	In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.
American Funds Insurance Series - Page 14

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.” With respect to all funds, portfolio changes will be made without regard to the length of time a particular investment may have been held.

Equity securities — Certain funds may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by certain of the funds may involve large price swings and potential for loss. To the extent the fund invests in income-oriented, equity-type securities, income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Debt instruments — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

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Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the funds’ portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the funds may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the funds’ ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolios and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

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Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by a certain fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like a common stock, the

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price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible or contingent capital securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain minimum capital. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of an issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing in smaller capitalization stocks — Certain funds may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of $4.0 billion and below at the time of purchase). Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. Because Global Small Capitalization Fund in particular emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than if it were to concentrate on larger capitalization stocks. The

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funds determine relative market capitalizations using U.S. standards. Accordingly, the funds' investments in certain countries outside the United States may have larger market capitalizations relative to other companies within those countries.

Investing in private companies — Certain funds may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the fund from selling their company shares for a period of time following the public offering.

Investments in private companies can offer the fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing outside the U.S. — Certain funds may invest in securities of issuers domiciled outside the United States and which may be denominated in currencies other than the U.S. dollar. Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact revenues. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholdings taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

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Although there is no universally accepted definition, the investment adviser generally considers an emerging market as a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in

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jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Insufficient market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Currency transactions — Certain funds may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase or sell a security denominated in that currency (often referred to as a spot or cover transaction). Certain funds may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

The fund will not generally attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that

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it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases a fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. The fund will segregate liquid assets that will be marked to market daily to meet their forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Bond Fund, Global Balanced Fund, Global Bond Fund and High-Income Bond Fund may also enter into exchange-traded futures contracts relating to foreign currencies in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. An exchange-traded futures contract relating to foreign currency is similar to a forward foreign currency contract but has a standardized size and exchange date.

In connection with these futures transactions, the Series has filed a notice of eligibility with the Commodity Futures Trading Commission (“CFTC”) that exempts the Series from CFTC registration as a “commodity pool operator” as defined under the Commodity Exchange Act. Pursuant to this notice, each of these funds will observe certain CFTC guidelines with respect to its futures transactions that, among other things, limit initial margin deposits in connection with the use of futures contracts and related options for purposes other than “hedging” (as defined by CFTC rules) up to 5% of a fund's net assets.

Bond Fund, Global Balanced Fund, Global Bond Fund and High-Income Bond Fund may attempt to accomplish objectives similar to those involved in their use of currency contracts by purchasing put or call options on currencies. A put option gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the U.S. dollar value of a currency in which they hold or anticipate holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which the fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded over-the-counter (“OTC options”). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike (exercise) prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. Bond Fund, Global Balanced Fund, Global Bond Fund and High-Income Bond Fund will not purchase an OTC option unless the investment adviser believes that daily valuations for such options

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are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation which guarantees performance. Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Forward commitment, when issued and delayed delivery transactions — Certain funds may enter into commitments to purchase or sell securities at a future date. When a fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

Certain funds may also enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and must be within industry-accepted “good delivery” standards.

The fund will not use any of these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in

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interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

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Pass-through securities — Certain funds may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Adjustable rate mortgage-backed securities — Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be

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structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Warrants and rights — Warrants and rights may be acquired by certain funds in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

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Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Certain funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Inflation linked bonds — Certain funds may invest in inflation linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, the fund may invest in corporate inflation linked securities.

The value of inflation linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a

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decrease in value of inflation linked securities. There can be no assurance, however, that the value of inflation linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Real estate investment trusts — Certain funds may invest in securities issued by real estate investment trusts (“REITs”), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Variable and floating rate obligations — The interest rates payable on certain securities in which certain of the funds may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

4(2) commercial paper — The fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the fund’s board of trustees.

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Restricted or illiquid securities — Certain funds may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers.” Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if they cannot be sold in the ordinary course of business at approximately the price at which the fund values them. The determination of whether a holding is considered liquid or illiquid is made by the Series’ adviser under procedures adopted by the Series’ board. The Series’ adviser makes this determination based on factors it deems relevant, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur significant additional costs in disposing of illiquid securities. If the fund holds more than its allowable amount of illiquid assets due to appreciation of illiquid securities, the depreciation of liquid securities or changes in market conditions, the fund will seek over time to increase its investments in liquid securities to the extent practicable.

Loan assignments and participations — Certain funds may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively "borrowers"). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes.

Some loans may be secured in whole or in part by assets or other collateral. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with

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material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce their rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The fund anticipates that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Reinsurance related notes and bonds — High-Income Bond Fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

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Repurchase agreements — Certain funds may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the Series' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Reverse repurchase agreements — Certain funds are authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the fund and its agreement to repurchase the security at a specified time and price. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowing by the fund. The use of reverse repurchase agreements by the fund creates leverage which increases the fund’s investment risk. As the fund’s aggregate commitments under these reverse repurchase agreements increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, the fund’s earnings or net asset value would decline faster than otherwise would be the case.

Maturity — There are no restrictions on the maturity compositions of the portfolios of certain funds. Certain funds invest in debt securities with a wide range of maturities. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices (“CDXs”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDX transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund.

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Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDX, like all other swap agreements, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDX transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDX transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when the fund invests in a CDX as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDX is based, the investment could result in losses to the fund.

Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, the fund’s obligations under a CDX agreement will be accrued daily and, where applicable, offset against any amounts owing to the fund. In connection with CDX transactions in which the fund acts as protection buyer, the fund will segregate liquid assets, or enter into offsetting positions, with a value at least equal to the fund’s exposure (i.e., any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. When the fund acts as protection seller, the fund will segregate liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap. Such segregation is intended to ensure that the fund has assets available to satisfy its obligations with respect to CDX transactions and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain this required margin, the fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

Interest rate swaps — Certain funds may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The fund will generally segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by a fund’s investment adviser. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap

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transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Equity-linked notes — A fund may purchase equity-linked notes to enhance the current income of its portfolio. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities — usually a single stock, a stock index or a basket of stocks — and a related equity derivative, such as a put or call option, in a single note form. For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly. However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock). Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.

As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.

The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the fund is similar to the risk involved in the purchase of the underlying linked securities. However, the value of an equity-linked note is also dependent on the individual credit of the issuer of the note, which, in the case of an unsecured note, will generally be a major financial institution, and, in the case of a collateralized note, will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, the fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.

Equity-linked notes are often privately placed and may not be rated, in which case the fund will be more dependent than would otherwise be the case on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The fund’s successful use of equity-linked notes will usually depend on the investment

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adviser’s ability to accurately forecast movements in the prices of the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of a note respond to market conditions differently than anticipated, the fund may not achieve the anticipated benefits of the investment in the equity-linked note, and the fund may realize losses, which could be significant and could include the fund’s entire principal investment in the note.

Equity-linked notes are generally designed for the over-the-counter institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the fund to accurately value and/or sell the equity-linked notes in its portfolio.

Diversification — Global Bond Fund is a nondiversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer. For the fund to be considered a “diversified” investment company under the Investment Company Act of 1940, as amended, the fund with respect to 75% of its total assets, would be required to limit its investment in any one issuer (other than the U.S. government) to 5% of the market value of the total assets of the fund or to 10% of the outstanding voting securities of such issuer. However, such a diversification limitation would reduce the extent to which the fund could concentrate its investments in securities of governmental issuers outside the United States, which are generally considered to be of higher credit quality than are securities of private issuers domiciled outside the United States. Accordingly, such a diversification limitation might increase the fund's investment risk. Although the fund is nondiversified, it has no current intention of investing more than 5% of its assets in securities of any one corporate issuer. In addition, the fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See “Taxes and Distributions.”)

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the series has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties,

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reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The series and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the series will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the series’s third-party service providers in the future, particularly as the series cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

* * * * * *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds’ objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

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A fund’s portfolio turnover rate would equal 100% if each security in the fund’s portfolio was replaced once per year. The following table sets forth the portfolio turnover rates for each fund for the fiscal years ended December 31, 2014 and 2013:

	Fiscal year	Portfolio turnover rate
Global Growth Fund	2014 2013	22% 39
Global Small Capitalization Fund	2014 2013	28 36
Growth Fund	2014 2013	29 19
International Fund	2014 2013	18 21
New World Fund	2014 2013	36 43
Blue Chip Income and Growth Fund	2014 2013	37 30
Global Growth and Income Fund	2014 2013	28 31
Growth-Income Fund	2014 2013	25 19
International Growth and Income Fund	2014 2013	34 34
Capital Income Builder	2014[1] 2013	35 N/A
Asset Allocation Fund	2014[2] 2013	88 74
Global Balanced Fund	2014[3] 2013	73 81
Bond Fund	2014[4] 2013	365 354
Global Bond Fund	2014[5] 2013	200 213
High-Income Bond Fund	2014 2013	54 64
Mortgage Fund	2014[6] 2013	790 715
U.S. Government/ AAA-Rated Securities Fund[7]	2014[8] 2013	387 621
[1]	The fund’s portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended December 31, 2014 was 24%.
[2]	The fund’s portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended December 31, 2014 was 42%.
[3]	The fund’s portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended December 31, 2014 was 40%.
[4]	The fund’s portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended December 31, 2014 was 121%.
[5]	The fund’s portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended December 31, 2014 was 134%.
[6]	The fund’s portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended December 31, 2014 was 108%.
[7]	The decrease in portfolio turnover was due to trading activity during the period.
[8]	The fund’s portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended December 31, 2014 was 88%.
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See “Financial Highlights” in the prospectus for each fund’s annual portfolio turnover rates for each of the last five fiscal years.

Capital Income Builder began investment operations on May 1, 2014, and therefore only has an annual portfolio turnover rate for one year.

Corporate Bond Fund has not yet begun investment operations, and therefore has not yet had portfolio turnover.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on a fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by a fund. In managing a fund, a fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The Series has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

The following policies apply to each fund in the Series (please also see “Additional information about fundamental policies” below):

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a fund may not:

a.	Borrow money;
b.	Issue senior securities;
c.	Underwrite the securities of other issuers;
d.	Purchase or sell real estate or commodities;
e.	Make loans; or
f.	Purchase the securities of any issuer if, as a result of such purchase, a fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about fundamental policies — The information below is not part of the Series’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Series. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). A reverse repurchase agreement may be considered the economic equivalent of borrowing by the fund; however, to the extent that the fund covers its commitments under a reverse repurchase agreement (and under certain similar agreements and transactions) by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement will not be considered borrowing by the fund.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the United States government, its agencies or instrumentalities or government sponsored entities or repurchase agreements with respect thereto. Additionally, the Cash Management Fund may invest without limitation in obligations of U.S. banks, including U.S. branches of banks based outside the United States (e.g., certificates of deposit, interest bearing time deposits, bank notes and banker’s acceptances). In evaluating and selecting such investments, the investment adviser, on behalf of the fund, uses the criteria set forth under the headings “Certain investment limitations and guidelines” and “Description of certain securities and investment techniques” in this statement of additional information.

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Management of the Series

Board of trustees and officers

Independent trustees1

The Series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The Series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the Series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Series’ registration statement.

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Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
William H. Baribault, 1945 Trustee (2009)	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	77	None	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, educational and nonprofit organizations
James G. Ellis, 1947 Trustee (2010)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	77	Mercury General Corporation Former director of Quiksilver, Inc. (until 2014)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, municipal and nonprofit organizations • M.B.A.
Leonard R. Fuller, 1946 Trustee (1999)	President and CEO, Fuller Consulting (financial management consulting firm)	77	None	• Former partner, public accounting firm • Financial management consulting • Service on advisory and trustee boards for municipal, educational and nonprofit organizations • M.B.A.
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive) (2010)	Private investor	79	The Swiss Helvetia Fund, Inc. Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations
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Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Merit E. Janow, 1958 Trustee (2007)	Dean and Professor, Columbia University, School of International and Public Affairs	76	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited

•    Service with Office of the U.S. Trade Representative and U.S. Department of Justice

•    Corporate board experience

•    Service on advisory and trustee boards for charitable, educational and nonprofit organizations

•    Experience as corporate lawyer

•    J.D.

Laurel B. Mitchell, Ph.D., 1955 Trustee (2010)	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	73	None

•    Professor at multiple universities

•    Service in the Office of Chief Accountant and Enforcement Division of the U.S. Securities and Exchange Commission

•    Experience in corporate management and public accounting

•    Service on advisory and trustee boards for charitable, educational and nonprofit organizations

•    Ph.D., accounting

•    Formerly licensed as C.P.A.

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Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Frank M. Sanchez, 1943 Trustee (2010)	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	73	None	• Senior academic leadership position • Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • Ph.D., education administration and finance
Margaret Spellings, 1957 Trustee (2010)	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	77	Former director of Apollo Education Group, Inc. (until 2013)

•    Former U.S. Secretary of Education, U.S. Department of Education

•    Former Assistant to the President for Domestic Policy, The White House

•    Former senior advisor to the Governor of Texas

•    Service on advisory and trustee boards for charitable and nonprofit organizations

Steadman Upham, Ph.D., 1949 Trustee (2010)	President and University Professor, The University of Tulsa	76	None	• Senior academic leadership positions for multiple universities • Service on advisory and trustee boards for educational and nonprofit organizations • Ph.D., anthropology

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Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the Series’ service providers also permit the interested trustees to make a significant contribution to the Series’ board.

Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the Series during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Donald D. O’Neal, 1960 Vice Chairman of the Board (1998)	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

Other officers5

Name, year of birth and position with Series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the Series
Alan N. Berro, 1960 President (1998)	Partner – Capital World Investors, Capital Research and Management Company
Michael J. Downer, 1955 Executive Vice President (1991)	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Chairman of the Board, Capital Bank and Trust Company*
Abner D. Goldstine, 1929 Senior Vice President (1993)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
John H. Smet, 1956 Senior Vice President (1994)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President (2008)	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Chairman of the Board, Capital International Asset Management (Canada), Inc.*
Sung Lee, 1966 Vice President (2008)	Partner – Capital Research Global Investors, Capital International, Inc.*
Maria T. Manotok, 1974 Vice President (2012)	Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company
S. Keiko McKibben, 1969 Vice President (2010)	Partner – Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President (2010)	Partner – Capital Research Global Investors, Capital International, Inc.*
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Name, year of birth and position with Series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the Series
Dylan Yolles, 1969 Vice President (2012)	Partner – Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary (2003)	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer (2008)	Vice President - Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary (2014)	Fund Boards Coordinator – Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 1968 Assistant Treasurer (2006)	Vice President – Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2010)	Vice President – Investment Operations, Capital Research and Management Company
*	Company affiliated with Capital Research and Management Company.
[1]	The term independent trustee refers to a trustee who is not an “interested person” of the funds within the meaning of the 1940 Act.
[2]	Trustees and officers of the Series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[4]	The term interested trustee refers to a trustee who is an “interested person” of the funds within the meaning of the 1940 Act, on the basis of his or her affiliation with the Series’ investment adviser, Capital Research and Management Company, or affiliated entities.
[5]	All of the officers listed, with the exception of Abner D. Goldstine, S. Keiko McKibben, Renaud H. Samyn and Dylan Yolles, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the Series is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2014:

Name	Dollar range[1] of fund shares owned[3]	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1] of independent trustees deferred compensation[4] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[4] allocated to all funds within American Funds family overseen by trustee
Independent trustees
William H. Baribault	None	Over $100,000	N/A5	$10,001 – $50,000
James G. Ellis	None	Over $100,000	N/A5	N/A
Leonard R. Fuller	None	Over $100,000	N/A5	Over $100,000
R. Clark Hooper	None	Over $100,000	N/A5	Over $100,000
Merit E. Janow	None	Over $100,000	N/A5	N/A
Laurel B. Mitchell	None	Over $100,000	N/A5	$50,001 – $100,000
Frank M. Sanchez	None	$10,001 – $50,000	N/A5	N/A
Margaret Spellings	None	Over $100,000	N/A5	Over $100,000
Steadman Upham	None	Over $100,000	N/A5	Over $100,000

Name	Dollar range[1] of fund shares owned[2]	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees
Donald D. O’Neal	None	Over $100,000
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	N/A indicates that the listed individual, as of December 31, 2014, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.
[3]	Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each trustee’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations.
[4]	Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.
[5]	The funds in the Series are not available for investment in the independent trustees deferred compensation plan.
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Trustee compensation — No compensation is paid by the Series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the Series” section in this statement of additional information, all other officers and trustees of the Series are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The Series typically pays each independent trustee an annual fee, which ranges from $27,273 to $54,547, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the Series generally pays independent trustees attendance and other fees for meetings of the board and its committees. The board chair receives an additional fee for this service.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The Series and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of Series expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended December 31, 2014:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the series	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault[2]	$108,222	$355,312
James G. Ellis	107,518	342,057
Leonard R. Fuller[2]	111,502	340,087
R. Clark Hooper	112,476	411,468
Merit E. Janow	79,359	267,087
Laurel B. Mitchell[2]	130,429	265,556
Frank M. Sanchez	126,812	256,556
Margaret Spellings[2]	88,025	335,681
Steadman Upham[2]	91,944	274,004
[1]	Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2014 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.
[2]	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) through the end of the 2014 fiscal year for participating trustees is as follows: William H. Baribault ($52,173), Leonard R. Fuller ($166,993), Laurel B. Mitchell ($45,554), Margaret Spellings ($79,549) and Steadman Upham ($411,149). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the trustees.
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Series organization and the board of trustees — The Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. At a meeting of the Series’ shareholders on November 24, 2009, shareholders approved the reorganization of the Series to a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the Series can be found in a proxy statement for the Series dated August 28, 2009, which is available on the SEC’s website at sec.gov.

All Series operations are supervised by its board of trustees, which meets periodically and performs duties required by applicable state and federal laws. Independent board members are paid certain fees for services rendered to the Series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

The Series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The board of trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the Series will be allocated among the funds in proportion to the total net assets of each fund.

Each fund has Class 1, Class 2 and Class 4 shares. In addition, Growth Fund, International Fund, Growth-Income Fund, Asset Allocation Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund have Class 3 shares. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the Series’ amended and restated rule 18f-3 Plan. Class 2, Class 3 and Class 4 shareholders have exclusive voting rights with respect to their respective rule 12b-1 Plans adopted in connection with the distribution of Class 2, Class 3 and Class 4 shares. Class 4 shareholders have exclusive voting rights with respect to their Insurance Administrative Services Plan. Shares of each Class of the Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

The Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the Series will hold a meeting at which any member of the board could be removed by a majority vote.

The Series’ declaration of trust and by-laws , as well as separate indemnification agreements that the Series has entered into with independent trustees, provide in effect that, subject to certain conditions, the Series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the Series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

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Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the Series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for Series management and independent counsel to the trustees and the fund.

Risk oversight — Day-to-day management of the Series, including risk management, is the responsibility of the Series’ contractual service providers, including the Series’ investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Series’ operations, including the processes and associated risks relating to the funds’ investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use. In that regard, the board receives reports regarding the operations of the Series’ service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the funds’ investments and trading. The board also receives compliance reports from the Series and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the Series board, which are composed of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the Series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls.

Not all risks that may affect the Series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each fund’s objectives. As a result of the foregoing and other factors, the ability of the Series’ service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The Series has an audit committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, Laurel B. Mitchell, Frank M. Sanchez and Steadman Upham. The committee provides oversight regarding the Series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series’ principal service providers. The committee acts as a liaison between the Series’ independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2014 fiscal year.

The Series has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement and plan of distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the Series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2014 fiscal year.

The Series has a nominating and governance committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings and Steadman Upham. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally

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is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Series, addressed to the Series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2014 fiscal year.

Proxy voting procedures and principles — The funds’ investment adviser, in consultation with the Series’ board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the funds and other American Funds. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the Series’ board. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

In addition to our proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third party advisory firms on a case-by-case basis. We do not, as a policy, follow the voting recommendations provided by these firms.  We periodically assess the information provided by the Advisory Firms and report to the Joint Proxy Committee of the American Funds (“JPC”), as appropriate.

The JPC is composed of independent board members from each board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters. Members of the JPC also may be called upon to resolve voting conflicts involving funds co-managed by the investment adviser’s equity investment divisions and vote proxies when necessary as a result of regulatory requirements (see below for more information).

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From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (1) a client with substantial assets managed by the investment adviser or its affiliates, (2) an entity with a significant business relationship with the American Funds organization, or (3) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

In cases where a fund is co-managed and a portfolio company is held by more than one of the investment adviser’s equity investment divisions, voting ties are resolved by one of the following methods. First, for those funds that have delegated tie-breaking authority to the investment adviser, the outcome will be determined by the equity investment division with the larger position in the portfolio company as of the record date for the shareholder meeting. For the remaining funds, members of the JPC representing those funds will determine the outcome based on a review of the same information provided to the relevant investment analysts, proxy coordinators and proxy committee members.

Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, the Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, they have not fulfilled their fiduciary duties. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

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Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — The following tables identify those investors who own of record, or are known by the Series to own beneficially, 5% or more of any class of a fund’s shares as of the opening of business on April 1, 2015. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Global Growth Fund

Name and address	Ownership	Ownership percentage
SAST Global Growth Portfolio Houston, TX	Record	Class 1	30.10%
Nationwide Variable Insurance Trust Omnibus Account King of Prussia, PA	Record	Class 1	18.47
John Hancock Life Insurance Co. USA American Global Growth Boston, MA	Record	Class 1	16.22
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2 Class 4	8.46 55.26 11.05
Lincoln Variable Insurance Products American Global Growth Pittsburgh, PA	Record	Class 1	6.63
JNL Series Trust AFIS Growth Allocation Fund Lansing, MI	Record	Class 1	5.34
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 2	14.53
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Name and address	Ownership	Ownership percentage
MetLife Investors Omnibus Account Tampa, FL	Record	Class 2	7.97
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	7.15
Pacific Life Insurance Company Omnibus Account Newport Beach, CA	Record	Class 4	77.27

Global Small Capitalization Fund

Name and address	Ownership	Ownership percentage
JNL Series Trust Lansing, MI	Record	Class 1	25.77%
Lincoln Variable Insurance Products American Growth Allocation Pittsburgh, PA	Record	Class 1	16.65
Met Investors Series Trust AFS Growth Allocation Portfolio Irvine, CA	Record	Class 1	9.55
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	9.20
Lincoln Variable Insurance Products American Balanced Allocation Pittsburgh, PA	Record	Class 1	7.24
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2 Class 4	5.93 51.14 10.09
Metropolitan Life Insurance Company Omnibus Account Irvine, CA	Record	Class 2	23.02
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	6.83
AXA Equitable Life Omnibus Account #1 Jersey City, NJ	Record	Class 4	56.79
AXA Equitable Life Omnibus Account #2 Jersey City, NJ	Record	Class 4	15.33
Nationwide Variable Insurance Trust Omnibus Account King of Prussia, PA	Record	Class 4	13.85

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Growth Fund

Name and address	Ownership	Ownership percentage
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2 Class 4	21.60% 51.63 34.23
Met Investors Series Trust AFS Growth Portfolio Irvine, CA	Record	Class 1	15.50
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class 1	14.20
Nationwide Variable Insurance Trust Omnibus Account King of Prussia, PA	Record	Class 1	6.31
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	6.12
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	10.75
Metropolitan Life Insurance Company Omnibus Account Irvine, CA	Record	Class 2	8.15
Met Investors Series Trust Omnibus Account Irvine, CA	Record	Class 2	5.34
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 3	100.00
Forethought Life Insurance Company Omnibus Account Indianapolis, IN	Record	Class 4	20.15
Pacific Life Insurance Company Omnibus Account Newport Beach, CA	Record	Class 4	17.98
Jefferson National Life Louisville, KY	Record	Class 4	10.71
Horace Mann Life Insurance Company Omnibus Account Springfield, IL	Record	Class 4	8.48

International Fund

Name and address	Ownership	Ownership percentage
JNL Series Trust Lansing, MI	Record	Class 1	24.00%
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class 1	17.66
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2 Class 4	16.49 67.26 18.61
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	8.46
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Name and address	Ownership	Ownership percentage
Met Investors Series Trust AFS Growth Allocation Portfolio Irvine, CA	Record	Class 1	7.01
Hartford Investment Management Company AFS International Fund Hartford, CT	Record	Class 1	5.21
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	9.82
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 3	100.00
Pacific Life Insurance Company Omnibus Account Newport Beach, CA	Record	Class 4	48.93
Jefferson National Life Louisville, KY	Record	Class 4	14.56
Forethought Life Insurance Company Omnibus Account Indianapolis, IN	Record	Class 4	9.15

New World Fund

Name and address	Ownership	Ownership percentage
JNL Series Trust Lansing, MI	Record	Class 1	51.28%
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	9.35
Met Investors Series Trust AFS Growth Allocation Portfolio Irvine, CA	Record	Class 1	7.75
Lincoln Variable Insurance Products American Growth Allocation Pittsburgh, PA	Record	Class 1	7.55
JNL Series Trust AFIS Growth Allocation Fund Lansing, MI	Record	Class 1	5.05
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 2	71.76
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	12.81
New York Life Insurance and Annuity Corporation Omnibus Account Parsippany, NJ	Record	Class 4	42.21
AXA Equitable Life Omnibus Account Jersey City, NJ	Record	Class 4	24.52
Pacific Life Insurance Company Omnibus Account Newport Beach, CA	Record	Class 4	15.69

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Blue Chip Income and Growth Fund

Name and address	Ownership	Ownership percentage
JNL Series Trust Lansing, MI	Record	Class 1	53.11%
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	10.88
Met Investors Series Trust AFS Growth Allocation Portfolio Irvine, CA	Record	Class 1	8.42
Met Investors Series Trust AFS Moderate Allocation Portfolio Irvine, CA	Record	Class 1	6.88
MML American Funds Core Allocation Fund Springfield, MA	Record	Class 1	5.01
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 2 Class 4	77.99 34.06
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	13.63
Horace Mann Life Insurance Company Omnibus Account Springfield, IL	Record	Class 4	22.00
Midland National Life Insurance Company Omnibus Account West Des Moines, IA	Record	Class 4	21.80
Jefferson National Life Louisville, KY	Record	Class 4	15.51

Global Growth and Income Fund

Name and address	Ownership	Ownership percentage
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2	32.68% 80.07
Hartford Investment Management Company AFS Global Growth and Income Fund Hartford, CT	Record	Class 1	21.51
JNL Series Trust AFIS Growth Allocation Fund Lansing, MI	Record	Class 1	15.94
JNL Series Trust AFIS Balanced Allocation Fund Lansing, MI	Record	Class 1	15.18
Lincoln Variable Insurance Products American Growth Allocation Pittsburgh, PA	Record	Class 1	7.97
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Name and address	Ownership	Ownership percentage
Forethought Life Insurance Company Omnibus Account Indianapolis, IN	Record	Class 1 Class 4	6.51 79.27
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	13.22
Midland National Life Insurance Company Omnibus Account West Des Moines, IA	Record	Class 4	18.89

Growth-Income Fund

Name and address	Ownership	Ownership percentage
JNL Series Trust Lansing, MI	Record	Class1	23.78%
Nationwide Variable Insurance Trust Omnibus Account King of Prussia, PA	Record	Class 1	19.18
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2 Class 4	15.10 56.96 18.62
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class 1	11.15
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	12.04
Metropolitan Life Insurance Company Omnibus Account Irvine, CA	Record	Class 2	6.99
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 2 Class 3	5.69 100.00
Pacific Life Insurance Company Omnibus Account Newport Beach, CA	Record	Class 4	25.86
Security Benefit Omnibus Account Topeka, KS	Record	Class 4	14.72
Forethought Life Insurance Company Omnibus Account Indianapolis, IN	Record	Class 4	14.10
Jefferson National Life Louisville, KY	Record	Class 4	7.78
AXA Equitable Life Omnibus Account Jersey City, NJ	Record	Class 4	6.72

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International Growth and Income Fund

Name and address	Ownership	Ownership percentage
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	43.24%
Met Investors Series Trust AFS Growth Allocation Portfolio Irvine, CA	Record	Class 1	34.49
Met Investors Series Trust AFS Moderate Allocation Portfolio Irvine, CA	Record	Class 1	19.78
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 2	95.97
Pacific Life Insurance Company Omnibus Account Newport Beach, CA	Record	Class 4	87.73
AXA Equitable Life Omnibus Account Jersey City, NJ	Record	Class 4	7.71

Capital Income Builder

Name and address	Ownership	Ownership percentage
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class 1 Class 2	98.61% 100.00
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 4	62.95
Pacific Life Insurance Company Omnibus Account Newport Beach, CA	Record	Class 4	29.59

Asset Allocation Fund

Name and address	Ownership	Ownership percentage
Nationwide Variable Insurance Trust Omnibus Account King of Prussia, PA	Record	Class 1	44.40%
Pacific Life Pacific Select Fund Newport Beach, CA	Record	Class 1	17.38
Variable Insurance Managed Asset Allocation Fund Norfolk, VA	Record	Class 1	16.54
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class 1	13.62
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 2 Class 4	57.15 23.24
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Name and address	Ownership	Ownership percentage
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	14.09
Transamerica Life Insurance Co. Omnibus Account Cedar Rapids, IA	Record	Class 2	9.01
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 2 Class 3	8.62 100.00
Pacific Life Insurance Company Omnibus Account Newport Beach, CA	Record	Class 4	37.50
AXA Equitable Life Omnibus Account Jersey City, NJ	Record	Class 4	18.45
Jefferson National Life Louisville, KY	Record	Class 4	10.90

Global Balanced Fund

Name and address	Ownership	Ownership percentage
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class 1 Class 4	99.07% 100.00
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 2	96.69

Bond Fund

Name and address	Ownership	Ownership percentage
Nationwide Variable Insurance Trust Omnibus Account King of Prussia, PA	Record	Class 1	35.89%
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	11.20
Met Investors Series Trust AFS Moderate Allocation Portfolio Irvine, CA	Record	Class 1	10.12
Lincoln Variable Insurance Products American Balanced Allocation Pittsburgh, PA	Record	Class 1	9.32
Lincoln Variable Insurance Products American Growth Allocation Pittsburgh, PA	Record	Class 1	8.83
MML American Funds Core Allocation Fund Springfield, MA	Record	Class 1	5.03
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 2	62.99
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Name and address	Ownership	Ownership percentage
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	16.44
AXA Equitable Life Omnibus Account #1 Jersey City, NJ	Record	Class 4	53.64
AXA Equitable Life Omnibus Account #2 Jersey City, NJ	Record	Class 4	42.80

Corporate Bond Fund — The fund has not yet begun investment operations, and therefore does not yet have any investors as of the date of this statement of additional information.

Global Bond Fund

Name and address	Ownership	Ownership percentage
JNL Series Trust Lansing, MI	Record	Class 1	40.27%
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	11.74
Lincoln Variable Insurance Products American Growth Allocation Pittsburgh, PA	Record	Class 1	9.57
Met Investors Series Trust AFS Moderate Allocation Portfolio Irvine, CA	Record	Class 1	7.60
JNL Series Trust AFIS Balanced Allocation Fund Lansing, MI	Record	Class 1	6.02
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 2	85.99
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	7.88
Security Benefit Omnibus Account Topeka, KS	Record	Class 4	79.68
Jefferson National Life Louisville, KY	Record	Class 4	19.53

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High-Income Bond Fund

Name and address	Ownership	Ownership percentage
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	18.09%
Met Investors Series Trust AFS Moderate Allocation Portfolio Irvine, CA	Record	Class 1	14.34
Lincoln Variable Insurance Products American Growth Allocation Pittsburgh, PA	Record	Class 1	14.08
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2	12.62 96.26
Lincoln Variable Insurance Products American Balanced Allocation Pittsburgh, PA	Record	Class 1	8.92
JNL Series Trust AFIS Balanced Allocation Fund Lansing, MI	Record	Class 1	8.60
Met Investors Series Trust AFS Growth Allocation Portfolio Irvine, CA	Record	Class 1	8.27
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 3	100.00
Jefferson National Life Louisville, KY	Record	Class 4	99.98

Mortgage Fund

Name and address	Ownership	Ownership percentage
Lincoln Variable Insurance Products American Growth Allocation Account #1 Pittsburgh, PA	Record	Class 1	42.53%
Lincoln Variable Insurance Products American Balanced Allocation Account #1 Pittsburgh, PA	Record	Class 1	28.70
Lincoln Variable Insurance Products American Growth Allocation Account #2 Pittsburgh, PA	Record	Class 1	9.80
Lincoln Variable Insurance Products American Balanced Allocation Account #2 Pittsburgh, PA	Record	Class 1	9.50
Lincoln Variable Insurance Products American Preservation Fund Pittsburgh, PA	Record	Class 1	6.23
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 2 Class 4	97.16 18.22
Jefferson National Life Louisville, KY	Record	Class 4	80.86

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U.S. Government/AAA-Rated Securities Fund

Name and address	Ownership	Ownership percentage
Met Investors Series Trust AFS Moderate Allocation Portfolio Irvine, CA	Record	Class 1	41.52%
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	35.50
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2	8.17 96.29
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 3	100.00
Pacific Life Insurance Company Omnibus Account Newport Beach, CA	Record	Class 4	93.05

Cash Management Fund

Name and address	Ownership	Ownership percentage
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2	91.40% 95.38
Paragon Life Insurance Omnibus Account Saint Louis, MO	Record	Class 1	8.60
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 3	100.00
Midland National Life Insurance Company Omnibus Account West Des Moines, IA	Record	Class 4	99.98

As of April 1, 2015, the officers and trustees of the Series, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.

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Investment adviser — Capital Research and Management Company, the Series‘ investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the Series and, therefore, is not subject to registration or regulation as such under the CEA with respect to the Series.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the funds’ portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus:

Global Growth Fund — MSCI All Country World Index, Lipper Global Funds Index;

Global Small Capitalization Fund — Lipper Small Cap Growth Funds Index, Lipper International Small Cap Funds Index, MSCI USA Small Cap Index, MSCI All Country World ex USA Small Cap Index;

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Growth Fund — S&P 500 Index, MSCI All Country World ex USA Index, Lipper Growth Funds Index;

International Fund — MSCI All Country World ex USA Index, Lipper International Funds Index;

New World Fund — MSCI All Country World Index, Lipper Global Funds Index, MSCI Emerging Markets Index, Lipper Emerging Markets Funds Index, JP Morgan Emerging Markets Bond Index Global, Lipper Emerging Markets Debt Funds Average;

Blue Chip Income and Growth Fund — S&P 500 Index, a custom index of growth-income, equity-income and growth funds that have significant U.S. equity holdings and have an explicit income objective or focus;

Global Growth and Income Fund — MSCI All Country World Index, Lipper Global Funds Index;

Growth-Income Fund — S&P 500 Index, Lipper Growth and Income Funds Index;

International Growth and Income Fund — MSCI All Country World ex USA Index, Lipper International Funds Index;

Capital Income Builder — a custom index of U.S., international and global funds that have an explicit income objective or focus, a custom index of higher yielding constituents from the MSCI US Index, a custom index of higher yielding constituents from the MSCI All Country World Index (ex US), Lipper Intermediate U.S. Government Funds Average and Barclays Intermediate U.S. Aggregate ex Corporates;

Asset Allocation Fund — S&P 500 Index, Lipper Growth and Income Funds Index, Barclays U.S. Aggregate Index, Barclays U.S. Corporate High Yield Index 2% Issuer Cap, Lipper High Current Yield Bond Funds Average, Lipper Core Bond Funds Average;

Global Balanced Fund — MSCI All Country World Index, Barclays Global Aggregate Index, Lipper Global Funds Index, Lipper Global Income Funds Average, JP Morgan Government Bond Index – Emerging Market Global Diversified;

Bond Fund — Barclays U.S. Aggregate Index, Barclays U.S. Corporate High Yield Index 2% Issuer Cap, Lipper High Current Yield Bond Funds Average, Lipper Core Bond Funds Average;

Corporate Bond Fund — Barclays U.S. Corporate Bond Index, Lipper Corporate Debt Funds BBB-Rated Index and Lipper Corporate Debt Funds A-Rated Index;

Global Bond Fund — Barclays Global Aggregate Bond Index, Lipper Global Income Funds Average, Barclays U.S. Corporate High Yield Index 2% Issuer Cap, Lipper High Current Yield Bond Funds Average;

High-Income Bond Fund — Barclays U.S. Corporate High Yield Index 2% Issuer Cap, Lipper High Current Yield Bond Funds Average;

Mortgage Fund — Barclays U.S. Mortgage Securities Index, Lipper GNMA Average; and

U.S. Government/AAA-Rated Securities Fund — Barclays U.S. Government/Mortgage Backed Securities Index, Lipper General U.S. Government Funds Average.

American Funds Insurance Series - Page 64

From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio manager fund holdings and management of other accounts — Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s need for variable annuity or variable life insurance contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The portfolio managers have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they do not hold shares of the funds.

Portfolio managers may also manage assets in other funds advised by Capital Research and Management Company or its affiliates. Other managed accounts as of the end of American Funds Insurance Series’ most recently completed fiscal year are listed as follows:

The following table reflects information as of December 31, 2014:

Portfolio manager	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[3]
Global Growth Fund
Isabelle de Wismes	1	$56.6	1	$0.24	None
Jonathan Knowles	3	$203.4	None		None
Steven T. Watson	4	$165.0	None		None
Global Small Capitalization Fund
Mark E. Denning	5	$270.5	1	$0.25	None
J. Blair Frank	3	$193.9	None		None
Claudia P. Huntington	4	$110.0	None		None
Lawrence Kymisis	2	$146.8	None		None
Harold H. La	3	$126.6	None		None
Aidan O’Connell	1	$25.9	None		None
Growth Fund
Donnalisa Parks Barnum	1	$142.6	None		None
Gregory D. Johnson	3	$228.4	None		None
Michael T. Kerr	2	$214.3	None		None
Ronald B. Morrow	2	$214.3	None		None
Andraz Razen	1	$25.9	None		None
Alan J. Wilson	1	$77.0	None		None
American Funds Insurance Series - Page 65

International Fund
Sung Lee	3	$208.2	None		None
L. Alfonso Barroso	3	$189.2	1	$0.25	None
Jesper Lyckeus	2	$121.9	None		None
Christopher M. Thomsen	2	$143.9	None		None
New World Fund
Carl M. Kawaja	4	$296.2	1	$2.47	None
Nicholas J. Grace	2	$143.9	None		None
Galen Hoskin	1	$23.0	1	$2.47	None
Robert H. Neithart	8	$73.7	6	$2.58	11[4]	$5.01
Blue Chip Income and Growth Fund
Christopher D. Buchbinder	1	$75.5	1	$0.06	None
James B. Lovelace	18	$252.7	None		None
James Terrile	4	$309.1	None		None
Global Growth and Income Fund
Gregg E. Ireland	2	$199.2	1	$0.24	None
Martin Romo	2	$214.3	None		None
Andrew B. Suzman	18	$272.0	None		None
Steven T. Watson	4	$168.7	None		None
Growth-Income Fund
Donald D. O’Neal	2	$218.1	1	$0.43	None
Dylan Yolles	1	$35.9	None		None
J. Blair Frank	3	$172.7	None		None
Claudia P. Huntington	4	$88.8	None		None
William L. Robbins	3	$36.6	1	$0.50	466	$5.83
International Growth and Income Fund
Sung Lee	3	$214.9	None		None
Jesper Lyckeus	2	$128.6	None		None
David M. Riley	3	$189.2	1	$0.25	None
Capital Income Builder
David J. Betanzos	4	$11.7	None		None
Darcy Kopcho	1	$96.7	6	$2.06	27[5]	$7.64
Theodore R. Samuels	2	$0.7	5	$1.10	538[6]	$8.79
Philip Winston	7	$99.3	5	$4.28	589[7]	$18.79
American Funds Insurance Series - Page 66

Asset Allocation Fund
Alan N. Berro	22	$203.7	None		None
J. David Carpenter	1	$77.0	None		None
David A. Daigle	7	$161.7	2	$1.51	2	$0.39
Jeffrey T. Lager	2	$156.7	None		None
James R. Mulally	7	$178.9	1	$0.03	None
Eugene P. Stein	2	$156.7	None		None
Global Balanced Fund
Hilda L. Applbaum	2	$176.5	1	$0.03	None
Mark A. Brett	5	$32.6	2	$0.22	4[8]	$1.75
Paul Flynn	None		1	$0.03	None
Joanna F. Jonsson	17	$198.0	2	$0.26	None
Robert H. Neithart	8	$76.1	6	$2.58	11[4]	$5.01
Bond Fund
David C. Barclay	3	$117.9	None		None
David A. Hoag	4	$125.7	None		None
Thomas H. Høgh	3	$43.8	1	$0.20	1	$0.10
Corporate Bond Fund
Andrew F. Barth	3	$107.8	1	$0.69	3	$1.86
David S. Lee	2	$10.2	2	$0.88	3	$1.86
Global Bond Fund
Mark A. Brett	5	$30.2	2	$0.22	4[8]	$1.75
David A. Daigle	7	$176.7	2	$1.51	2	$0.39
Thomas H. Høgh	3	$50.8	1	$0.20	1	$0.10
Robert H. Neithart	8	$73.7	6	$2.58	11[4]	$5.01
High-Income Bond Fund
David C. Barclay	3	$125.5	None		None
David A. Daigle	7	$177.3	2	$1.51	2	$0.39
Laurentius Harrer	3	$19.5	13	$6.88	14[9]	$5.00
Mortgage Fund
David J. Betanzos	4	$11.5	None		None
Fergus N. MacDonald	4	$21.5	None		None

American Funds Insurance Series - Page 67

U.S. Government/AAA-Rated Securities Fund
David J. Betanzos	4	$8.3	None	None
Fergus N. MacDonald	4	$18.3	None	None
Ritchie Tuazon	3	$11.8	None	None
[1]	Indicates RIC(s) for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC or account has an advisory fee that is based on the performance of the RIC or account.
[2]	Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
[3]	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.
[4]	The advisory fee of two of these accounts (representing $1.19 billion in total assets) is based partially on their investment results.
[5]	The advisory fee of four of these accounts (representing $3.42 billion in total assets) is based partially on their investment results.
[6]	The advisory fee of two of these accounts (representing $0.28 billion in total assets) is based partially on their investment results.
[7]	The advisory fee of two of these accounts (representing $2.73 billion in total assets) is based partially on their investment results.
[8]	The advisory fee of one of these accounts (representing $0.97 billion in total assets) is based partially on its investment results.
[9]	The advisory fee of one of these accounts (representing $0.22 billion in total assets) is based partially on its investment results.

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the Series and the investment adviser will continue in effect until January 31, 2016, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the Series’ board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

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As compensation for its services, the investment adviser receives a monthly fee that is accrued daily, calculated at the annual rates of:

Global Growth Fund

Rate	Net asset level
	In excess of	Up to
0.690%	$ 0	$ 600,000,000
0.590	600,000,000	1,200,000,000
0.530	1,200,000,000	2,000,000,000
0.500	2,000,000,000	3,000,000,000
0.480	3,000,000,000	5,000,000,000
0.460	5,000,000,000

Or, if net assets of Global Growth Fund are less than $1 billion

Rate	Net asset level
	In excess of	Up to
0.580%	$ 0	$ 500,000,000
0.480	500,000,000	1,000,000,000

Global Small Capitalization Fund

Rate	Net asset level
	In excess of	Up to
0.800%	$ 0	$ 600,000,000
0.740	600,000,000	1,000,000,000
0.700	1,000,000,000	2,000,000,000
0.670	2,000,000,000	3,000,000,000
0.650	3,000,000,000	5,000,000,000
0.635	5,000,000,000

American Funds Insurance Series - Page 69

Growth Fund

Rate	Net asset level
	In excess of	Up to
0.500%	$ 0	$ 600,000,000
0.450	600,000,000	1,000,000,000
0.420	1,000,000,000	2,000,000,000
0.370	2,000,000,000	3,000,000,000
0.350	3,000,000,000	5,000,000,000
0.330	5,000,000,000	8,000,000,000
0.315	8,000,000,000	13,000,000,000
0.300	13,000,000,000	21,000,000,000
0.290	21,000,000,000	27,000,000,000
0.285	27,000,000,000	34,000,000,000
0.280	34,000,000,000

International Fund

Rate	Net asset level
	In excess of	Up to
0.690%	$ 0	$ 500,000,000
0.590	500,000,000	1,000,000,000
0.530	1,000,000,000	1,500,000,000
0.500	1,500,000,000	2,500,000,000
0.480	2,500,000,000	4,000,000,000
0.470	4,000,000,000	6,500,000,000
0.460	6,500,000,000	10,500,000,000
0.450	10,500,000,000	17,000,000,000
0.440	17,000,000,000	21,000,000,000
0.430	21,000,000,000

New World Fund

Rate	Net asset level
	In excess of	Up to
0.850%	$ 0	$ 500,000,000
0.770	500,000,000	1,000,000,000
0.710	1,000,000,000	1,500,000,000
0.660	1,500,000,000	2,500,000,000
0.620	2,500,000,000

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Blue Chip Income and Growth Fund

Rate	Net asset level
	In excess of	Up to
0.500%	$ 0	$ 600,000,000
0.450	600,000,000	1,500,000,000
0.400	1,500,000,000	2,500,000,000
0.380	2,500,000,000	4,000,000,000
0.370	4,000,000,000	6,500,000,000
0.360	6,500,000,000

Global Growth and Income Fund

Rate	Net asset level
	In excess of	Up to
0.690%	$ 0	$ 600,000,000
0.590	600,000,000	1,200,000,000
0.530	1,200,000,000	2,000,000,000
0.500	2,000,000,000	3,000,000,000
0.480	3,000,000,000

Growth-Income Fund

Rate	Net asset level
	In excess of	Up to
0.500%	$ 0	$ 600,000,000
0.450	600,000,000	1,500,000,000
0.400	1,500,000,000	2,500,000,000
0.320	2,500,000,000	4,000,000,000
0.285	4,000,000,000	6,500,000,000
0.256	6,500,000,000	10,500,000,000
0.242	10,500,000,000	13,000,000,000
0.235	13,000,000,000	17,000,000,000
0.230	17,000,000,000	21,000,000,000
0.225	21,000,000,000	27,000,000,000
0.222	27,000,000,000	34,000,000,000
0.219	34,000,000,000

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International Growth and Income Fund

Rate	Net asset level
	In excess of	Up to
0.690%	$ 0	$ 500,000,000
0.590	500,000,000	1,000,000,000
0.530	1,000,000,000

Capital Income Builder

Rate	Net asset level
	In excess of	Up to
0.500%	$ 0

Asset Allocation Fund

Rate	Net asset level
	In excess of	Up to
0.500%	$ 0	$ 600,000,000
0.420	600,000,000	1,200,000,000
0.360	1,200,000,000	2,000,000,000
0.320	2,000,000,000	3,000,000,000
0.280	3,000,000,000	5,000,000,000
0.260	5,000,000,000	8,000,000,000
0.250	8,000,000,000	13,000,000,000
0.244	13,000,000,000

Global Balanced Fund

Rate	Net asset level
	In excess of	Up to
0.660%	$ 0	$ 500,000,000
0.570	500,000,000	1,000,000,000
0.510	1,000,000,000

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Bond Fund

Rate	Net asset level
	In excess of	Up to
0.480%	$ 0	$ 600,000,000
0.440	600,000,000	1,000,000,000
0.400	1,000,000,000	2,000,000,000
0.380	2,000,000,000	3,000,000,000
0.360	3,000,000,000	5,000,000,000
0.340	5,000,000,000	8,000,000,000
0.330	8,000,000,000

Corporate Bond Fund

Rate	Net asset level
	In excess of	Up to
0.460%	$ 0

Global Bond Fund

Rate	Net asset level
	In excess of	Up to
0.570%	$ 0	$1,000,000,000
0.500	1,000,000,000	3,000,000,000
0.450	3,000,000,000

High-Income Bond Fund

Rate	Net asset level
	In excess of	Up to
0.500%	$ 0	$ 600,000,000
0.460	600,000,000	1,000,000,000
0.440	1,000,000,000	2,000,000,000
0.420	2,000,000,000

American Funds Insurance Series - Page 73

Mortgage Fund

Rate	Net asset level
	In excess of	Up to
0.420%	$ 0	$ 600,000,000
0.360	600,000,000	1,000,000,000
0.320	1,000,000,000	2,000,000,000
0.300	2,000,000,000	3,000,000,000
0.290	3,000,000,000

U.S. Government/AAA-Rated Securities Fund

Rate	Net asset level
	In excess of	Up to
0.420%	$ 0	$ 600,000,000
0.360	600,000,000	1,000,000,000
0.320	1,000,000,000	2,000,000,000
0.300	2,000,000,000	3,000,000,000
0.290	3,000,000,000

Cash Management Fund

Rate	Net asset level
	In excess of	Up to
0.320%	$ 0	$1,000,000,000
0.290	1,000,000,000	2,000,000,000
0.270	2,000,000,000

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Series, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Series relating to the services furnished by the investment adviser. Subject to the expense agreement described below, the Series will pay all expenses not expressly assumed by the investment adviser, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with the investment adviser; association dues; and costs of stationary and forms prepared exclusively for the Series.

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The investment adviser’s total fees for the fiscal years ended December 31, 2014, 2013 and 2012 were:

	Fiscal year ended
	2014	2013	2012
Global Growth Fund	$29,661,000	$29,493,000	$26,852,000
Global Small Capitalization Fund	29,376,000	27,187,000	24,722,000
Growth Fund	74,940,000	73,985,000	78,245,000
International Fund	40,834,000	44,541,000	44,296,000
New World Fund	19,582,000	18,795,000	17,217,000
Blue Chip Income and Growth Fund	27,138,000	23,881,000	19,284,000
Global Growth and Income Fund	11,666,000	12,017,000	12,003,000
Growth-Income Fund	66,888,000	63,617,000	64,310,000
International Growth and Income Fund	6,376,000	5,556,000	1,885,000
Capital Income Builder	146,000	N/A	N/A
Asset Allocation Fund	46,705,000	40,591,000	35,034,000
Global Balanced Fund	1,370,000	1,127,000	860,000
Bond Fund	34,918,000	32,622,000	33,340,000
Corporate Bond Fund	N/A	N/A	N/A
Global Bond Fund	13,996,000	13,959,000	12,893,000
High-Income Bond Fund	9,118,000	8,860,000	9,155,000
Mortgage Fund	1,194,000	860,000	471,000
U.S. Government/AAA-Rated Securities Fund	11,539,000	12,006,000	12,614,000
Cash Management Fund	1,363,000	1,586,000	1,764,000

For the period ended December 31, 2014, the investment adviser voluntarily reduced management fees for Blue Chip Income and Growth Fund by $29,000 to the rates provided by the amended Agreement.

American Funds Insurance Series - Page 75

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class 1, 2, 3 and 4 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class 1, 2, 3 and 4 shares. The Administrative Agreement will continue in effect until January 31, 2016, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund. Administrative services fees are paid monthly and accrued daily.

During the 2014 fiscal year, the administrative services fees were:

	Administrative services fee
	Class 1	Class 2	Class 3	Class 4
Global Growth Fund	$152,000	$ 415,000	N/A	$1,000
Global Small Capitalization Fund	134,000	287,000	N/A	1,000
Growth Fund	699,000	1,572,000	$21,000	1,000
International Fund	334,000	481,000	4,000	1,000
New World Fund	146,000	123,000	N/A	3,000
Blue Chip Income and Growth Fund	309,000	372,000	N/A	—*
Global Growth and Income Fund	19,000	176,000	N/A	—*
Growth-Income Fund	1,020,000	1,461,000	19,000	1,000
International Growth and Income Fund	73,000	26,000	N/A	1,000
Capital Income Builder	1,000	—	N/A	2,000
Asset Allocation Fund	1,111,000	561,000	4,000	1,000
Global Balanced Fund	4,000	17,000	N/A	—
Bond Fund	485,000	468,000	N/A	1,000
Global Bond Fund	118,000	148,000	N/A	—*
High-Income Bond Fund	93,000	102,000	2,000	—*
Mortgage Fund	24,000	5,000	N/A	—*
U.S. Government Securities/ AAA-Rated Securities Fund	167,000	179,000	1,000	1,000
Cash Management Fund	5,000	36,000	1,000	—*
*	Amount less than $1,000.
American Funds Insurance Series - Page 76

Plans of distribution — The Series has adopted plans of distribution (the “Plans”) for its Class 2 , Class 3 and Class 4 shares, pursuant to rule 12b-1 under the 1940 Act. As required by rule 12b-1, the Plans have been approved by a majority of the entire board of trustees, and separately by a majority of the trustees who are not “interested persons” of the Series and who have no direct or indirect financial interest in the operation of the Plans. Potential benefits of the Plans to the Series include benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not “interested persons” of the Series is committed to the discretion of the trustees who are not “interested persons” during the existence of the Plans. The Plans are reviewed quarterly and must be renewed annually by the board of trustees.

Under the Plans, the Series will pay to insurance company contract issuers .25% of each fund’s average net assets annually (Class 2 and Class 4 shares) or ..18% of each fund’s average net assets annually (Class 3 shares) to finance any distribution activity which is primarily intended to benefit the Class 2, Class 3 and/or Class 4 shares of the Series, respectively, provided that the board of trustees of the Series has approved the categories of expenses for which payment is being made. Payments made pursuant to the Plans will be used by insurance company contract issuers to pay a continuing annual service or distribution fee to dealers on the value of all variable annuity and variable life insurance contract payments for account-related services provided to existing shareholders. During the fiscal year ended December 31, 2014, the Series incurred distribution expenses for Class 2 shares of $160,672,000, for Class 3 shares of $940,000 and for Class 4 shares of $358,000 payable to certain life insurance companies under the respective Plans. Accrued and unpaid distribution expenses were $13,294,000 for Class 2 shares, $127,000 for Class 3 shares and $70,000 for Class 4 shares.

Insurance administration fee — The insurance companies for which the fund’s Class 4 shares are available provide certain administrative services for the separate accounts that hold the shares of the fund and the contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders annuities. These services include, but are not limited to, record maintenance, shareholder communications and transactional services.

These services are provided pursuant to an Insurance Administrative Services Plan adopted by the Series relating to the fund’s Class 4 shares. Under this agreement, the insurance company receives .25% of the fund’s average daily net assets attributable to Class 4 shares. During the fiscal year ended December 31, 2014, the fund’s Class 4 shares incurred insurance administration fees of $361,000.

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Compensation to insurance companies — American Funds Distributors, Inc., at its expense, currently makes payments to certain of the insurance companies listed below that use the Series as the underlying investment in insurance contracts. These payments generally cover expenses associated with education and training meetings sponsored by American Funds Distributors, Inc. for insurance company sales forces.

AEGON, N.V.

American International Group, Inc.

American Fidelity Securities, Inc.

AXA Equitable Life Insurance Company

Delaware Life Holdings LLC

Forethought Life Insurance Company

Great-West Life & Annuity Insurance Company

Hartford Life Insurance Company

Horace Mann Life Insurance Company

Jackson National Life Insurance Company

Jefferson National Securities Corporation

John Hancock Life Insurance Company (U.S.A.)

The Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

Merrill Lynch Banc of America

Metropolitan Life Insurance Company

Midland National Life Insurance Company

Mutual of America Life Insurance Company

Nationwide Mutual Insurance Company

New York Life Insurance and Annuity Corporation

Pacific Life Insurance Company

Principal Financial Group

Protective Life Insurance Company

Prudential Life Insurance Company

Securian Life Insurance Company

Security Benefit Life Insurance Company

Symetra Life Insurance Company

Voya Insurance and Annuity Company

Western & Southern Financial Group

Woodmen Financial Services, Inc.

American Funds Distributors, Inc. receives a marketing expense allowance from certain of the insurance companies listed above. These payments generally cover expenses associated with the education and training efforts that American Funds Distributors, Inc. provides to each insurance company sales force. Payments are up to 0.16% of sales in a given calendar year.

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Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace in respect of both execution and research — taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, commission rates that other institutional investors are paying, and the provision of brokerage and research products and services. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, either directly or through a commission sharing arrangement, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services, it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

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The investment adviser may pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer to be used to compensate the broker-dealer for proprietary research or to be paid to a third-party research provider for research it has provided.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

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Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

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Brokerage commissions paid on portfolio transactions for the fiscal years ended December 31, 2014, 2013 and 2012 were:

	Fiscal year ended
	2014	2013	2012
Global Growth Fund	$2,161,000	$4,237,000	$2,291,000
Global Small Capitalization Fund	2,033,000	3,270,000	3,065,000
Growth Fund	8,754,000	7,543,000	9,254,000
International Fund	4,582,000	5,590,000	5,168,000
New World Fund	1,856,000	2,305,000	1,595,000
Blue Chip Income and Growth Fund	2,647,000	2,548,000	2,548,000
Global Growth and Income Fund	1,007,000	1,459,000	1,321,000
Growth-Income Fund	7,019,000	7,515,000	9,435,000
International Growth and Income Fund	756,000	958,000	272,000
Capital Income Builder	28,000	N/A	N/A
Asset Allocation Fund	4,347,000	3,676,000	3,483,000
Global Balanced Fund	46,000	70,000	45,000
Bond Fund	—	—	—
Corporate Bond Fund	N/A	N/A	N/A
Global Bond Fund	—	—	155
High-Income Bond Fund	1,000	2,000	10,000
U.S. Government/AAA-Rated Securities Fund	0	0	0
Mortgage Fund	—	—	—

The volume of trading activity for Growth Fund and Asset Allocation Fund increased during the 2014 fiscal year, resulting in an increase in brokerage commissions paid on portfolio transactions. The volume of trading activity for Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund and Growth-Income Fund decreased during the 2014 fiscal year, resulting in a decrease in brokerage commissions paid on portfolio transactions.

The volume of trading activity for Global Growth Fund, International Fund, New World Fund and International Growth and Income Fund increased during the 2013 fiscal year, resulting in an increase in brokerage commissions paid on portfolio transactions. The volume of trading activity for Growth Fund and Growth-Income Fund decreased during the 2013 fiscal year, resulting in a decrease in brokerage commissions paid on portfolio transactions.

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The Series is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the Series the largest amount of brokerage commissions by participating, directly or indirectly, in the Series’ portfolio transactions during the Series’ most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Series during the Series’ most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Series during the Series’ most recently completed fiscal year. At the end of the Series’ most recently completed fiscal year, the Series’ regular broker-dealers included Citigroup Global Markets Inc., Credit Suisse Group AG, Deutsche Bank A.G., Goldman Sachs & Co., Morgan Stanley & Co. LLC and UBS AG. At the end of the Series’ most recently completed fiscal year, the following funds held equity and/or debt securities of an affiliated company of such regular broker-dealers:

	Affiliated company of regular broker-dealer	Type of security	Amount
Global Growth Fund	Deutsche Bank A.G.	equity	$ 21,937,000
Growth Fund	Goldman Sachs Group, Inc.	equity	84,200,000
International Fund	Credit Suisse Group AG	equity	72,189,000
New World Fund	Citigroup Inc.	equity	30,302,000
Global Growth and Income Fund	Deutsche Bank A.G.	equity	3,978,000
	Goldman Sachs Group, Inc.	equity	10,699,000
Growth-Income Fund	Citigroup Inc.	equity	32,466,000
	Goldman Sachs Group, Inc.	equity	107,576,000
International Growth and Income Fund	Credit Suisse Group AG	equity	6,022,000
Capital Income Builder	Goldman Sachs Group, Inc.	debt	116,000
	Morgan Stanley	debt	119,000
Asset Allocation Fund	Citigroup Inc.	equity	148,803,000
	Goldman Sachs Group, Inc.	equity/debt	98,275,000
	Morgan Stanley	debt	9,766,000
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	Affiliated company of regular broker-dealer	Type of security	Amount
Global Balanced Fund	Deutsche Bank A.G.	equity	1,564,000
	Goldman Sachs Group, Inc.	equity/debt	877,000
	Citigroup Inc.	debt	265,000
	Morgan Stanley	debt	207,000
Bond Fund	Citigroup Inc.	equity/debt	34,852,000
	Credit Suisse Group AG	debt	21,471,000
	Goldman Sachs Group, Inc.	debt	45,172,000
	Morgan Stanley	equity/debt	61,599,000
	UBS AG	debt	2,522,000
Global Bond Fund	Citigroup Inc.	debt	6,752,000
	Credit Suisse Group AG	debt	3,695,000
	Goldman Sachs Group, Inc.	debt	9,078,000
	Morgan Stanley	debt	6,239,000
High-Income Bond Fund	Citigroup Inc.	equity/debt	2,642,000
	Goldman Sachs Group, Inc.	debt	530,000

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Disclosure of portfolio holdings

The Series’ investment adviser, on behalf of the funds, has adopted policies and procedures with respect to the disclosure of information about the funds’ portfolio securities. These policies and procedures have been reviewed by the Series’ board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the Series’ Chief Compliance Officer.

Under these policies and procedures a complete list of portfolio holdings of each fund (except Cash Management Fund) available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website (americanfunds.com/afis) no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. Cash Management Fund’s complete list of portfolio holdings, dated as of the end of each month, is posted on the American Funds website within five business days after the end of the applicable month. This information will be available on the website for six months. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The Series’ custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the Series’ custodian, outside counsel and auditor.

Each fund’s portfolio holdings, dated as of the end of each calendar month, are made available to insurance companies that use the funds as underlying investments in their variable annuity contracts and variable life insurance policies. Monthly holdings are made available to help the insurance companies evaluate the funds for inclusion in the contracts and life insurance policies they offer and to evaluate and manage the insurance guarantees offered under their insurance contracts. Monthly holdings may be provided to insurance companies no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Monthly holdings may also be provided to the sub-adviser of the American Funds Insurance Series Managed Risk Funds. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg, Overlap and Thomson Financial Research. Information on certain portfolio characteristics of the funds are also provided to the insurance companies and the sub-adviser of the American Funds Insurance Series Managed Risk Funds each business day.

Affiliated persons of the Series, including officers of the Series and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the Series and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the Series, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the

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information to legitimate business uses only. None of the Series, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the Series’ investment adviser. In exercising their authority, the committees determine whether disclosure of information about the funds’ portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain Series service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The Series’ investment adviser and its affiliates provide investment advice to clients other than the Series that have investment objectives that may be substantially similar to those of the funds. These clients also may have portfolios consisting of holdings substantially similar to those of the funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Series’ investment adviser or the funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the Series or its designee. Orders received by the Series or authorized designee after the time of the determination of the net asset value will be entered at the next calculated offering price.

The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing price unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price). The fund’s investment adviser delivers the net asset value every day it is calculated to each insurance company that offers such fund as an underlying investment to its variable contracts by, for example, email, direct electronic transmission or facsimile or through the systems of the National Securities Clearing Corporation.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

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Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the Series’ board. Subject to board oversight, the Series’ board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

In July 2014, the SEC adopted changes to the regulations governing money market funds. The most significant change will require institutional prime and tax-exempt money market funds to use a floating net asset value. Government money market funds and retail prime money market funds will be exempt from the floating net asset value requirement. In addition, all non-government money market funds must implement a process to impose, at the discretion of a fund’s board, redemption gates and

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liquidity fees in times of stress. Government money market funds will also be exempt from this requirement, but can opt in with proper notice to investors. In order to qualify for the government exemption, a money market fund must invest at least 99.5% of its assets in government securities, cash or repurchase agreements backed by government securities. The Cash Management Fund is in the process of reviewing details of the rules and evaluating different options. The compliance date for non-exempt funds to float their net asset value and to establish a liquidity fee and redemption gate process is October 14, 2016.

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Taxes and distributions

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code (“Code”) so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

The fund is subject to a set of asset diversification requirements applicable to insurance company separate accounts and their underlying funding vehicles. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the fund must (a) be qualified as a "regulated investment company"; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities. The Series intends to comply with these regulations. If the fund should fail to comply with these regulations, Contracts invested in the fund will not be treated as annuity, endowment or life insurance contracts under the Code.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

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Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

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General information

Custodian of assets — Securities and cash owned by all funds, including proceeds from the sale of shares of the funds and of securities in the funds’ portfolios, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, as custodian. Non-U.S. securities may be held by the custodian in non-U.S. banks or securities depositories or foreign branches of U.S. banks.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of each insurance company’s separate account, processes purchases and redemptions of the funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service Company was paid a fee of $4,711 for Class 1 shares, $4,792 for Class 2 shares, $44 for Class 3 shares and $14 for Class 4 shares for the 2014 fiscal year.

Independent registered public accounting firm — PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017, serves as the Series’ independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information from the annual report have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the Series’ independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the Series and for trustees who are not interested persons (as defined by the 1940 Act) of the Series. A determination with respect to the independence of the Series’ counsel will be made at least annually by the independent trustees of the Series, as prescribed by applicable 1940 Act rules.

Prospectuses and reports to shareholders — The Series’ fiscal year ends on December 31. Contract owners are provided updated prospectuses or summary prospectuses by their insurance provider annually and at least semiannually with reports showing the funds’ investment portfolios or summary investment portfolios, financial statements and other information. The Series’ annual financial statements are audited by the independent registered public accounting firm of PricewaterhouseCoopers LLP.

Code of ethics — The Series, Capital Research and Management Company and its affiliated companies have adopted codes of ethics that allow for personal investments, including securities in which the funds of the Series may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

Shareholder and trustee responsibility — Under the laws of certain states, including Massachusetts, where the Series was organized, and California, where the Series’ principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Series. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Series itself

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would be unable to meet its obligations. The declaration of trust contains an express disclaimer of shareholder liability for acts or obligations of the Series and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Series or trustees. The declaration of trust provides for indemnification out of Series property of any shareholder personally liable for the obligations of the Series and also provides for the Series to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the declaration of trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Series will provide indemnification to its trustees and officers as authorized by its by-laws and by the 1940 Act and the rules and regulations thereunder.

Registration statement — A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act with respect to the Series. The prospectus and this statement of additional information do not contain all information set forth in the registration statement, its amendments and exhibits, to which reference is made for further information concerning the Series. Statements contained in the prospectus and this statement of additional information as to the content of the contracts issued through the separate accounts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to the registration statements of the separate accounts and contracts as filed with the Securities and Exchange Commission.

Authorized shares — The Series was organized as a Massachusetts business trust which permits each fund of the Series to issue an unlimited number of shares of beneficial interest of one or more classes.

Redemption of shares — While payment of redemptions normally will be in cash, the Series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the Series’ board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other Series shareholders.

Voting rights — Shareholders have one vote per share owned. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in a fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in accordance with voting instructions received, and will vote shares or other voting interests not received in proportion to the voting instructions received by all separate accounts. In addition, fund shares held directly by an insurance company, if any, will be voted in proportion to the voting instructions received by all separate accounts. As a result of proportional voting, the vote of a small number of contract holders could determine the outcome of a shareholder vote.

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Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating definitions

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

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Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

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C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

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Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

•	The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;
•	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
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RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

•	The selective payment default on a specific class or currency of debt;
•	The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

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Description of commercial paper ratings

Moody’s

Commercial paper ratings (highest three ratings)

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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American Funds Insurance Series®
Global Growth FundSM
Investment portfolio
December 31, 2014
Common stocks 94.45% Health care 19.43%	Shares	Value (000)
Vertex Pharmaceuticals Inc.[1]	1,693,000	$201,128
Novo Nordisk A/S, Class B2	4,401,000	186,213
Regeneron Pharmaceuticals, Inc.[1]	314,600	129,065
UnitedHealth Group Inc.	960,000	97,046
Merck & Co., Inc.	1,544,000	87,684
Express Scripts Holding Co.[1]	770,000	65,196
Bristol-Myers Squibb Co.	929,600	54,874
Novartis AG2	580,000	53,341
Bayer AG2	349,300	47,753
Hologic, Inc.[1]	1,613,000	43,132
Roche Holding AG2	110,000	29,814
Grifols, SA, Class B (ADR)	708,000	24,065
UCB SA2	210,374	15,965
Edwards Lifesciences Corp.[1]	94,000	11,974
DaVita HealthCare Partners Inc.[1]	144,000	10,907
Merck KGaA[2]	99,358	9,426
Boston Scientific Corp.[1]	550,000	7,287
Gilead Sciences, Inc.[1]	75,000	7,070
		1,081,940
Information technology 18.67%
ASML Holding NV (New York registered)	647,176	69,785
ASML Holding NV2	624,897	66,949
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	23,380,000	103,170
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	480,000	10,742
Google Inc., Class A1	107,700	57,152
Google Inc., Class C1	107,700	56,693
Alcatel-Lucent[1,2]	22,539,144	80,018
Visa Inc., Class A	263,300	69,037
Microsoft Corp.	1,202,000	55,833
Nintendo Co., Ltd.[2]	535,000	55,758
Alibaba Group Holding Ltd. (ADR)[1]	476,150	49,491
ASM Pacific Technology Ltd.[2]	3,900,000	37,077
Wirecard AG2	825,662	36,420
Avago Technologies Ltd.	310,000	31,183
Murata Manufacturing Co., Ltd.[2]	285,000	31,132
LinkedIn Corp., Class A1	130,000	29,862
Tencent Holdings Ltd.[2]	1,800,000	25,827
salesforce.com, inc.[1]	425,000	25,207
MercadoLibre, Inc.	180,000	22,981
TE Connectivity Ltd.	347,500	21,979
Naver Corp.[2]	28,500	18,412
Infosys Ltd.[2]	540,000	16,795
AAC Technologies Holdings Inc.[2]	2,960,000	15,730
VeriSign, Inc.[1]	240,000	13,680
TDK Corp.[2]	167,000	9,840
Infineon Technologies AG2	880,000	9,434
American Funds Insurance Series — Global Growth Fund — Page 1 of 147

Common stocks Information technology (continued)	Shares	Value (000)
Rackspace Hosting, Inc.[1]	196,900	$9,217
Texas Instruments Inc.	155,000	8,287
OMRON Corp.[2]	51,000	2,286
		1,039,977
Consumer discretionary 18.12%
Amazon.com, Inc.[1]	508,900	157,937
Home Depot, Inc.	1,161,000	121,870
Priceline Group Inc.[1]	104,000	118,582
Walt Disney Co.	683,705	64,398
Toyota Motor Corp.[2]	950,000	59,243
Liberty Global PLC, Class C1	816,465	39,443
Liberty Global PLC, Class A1	327,449	16,440
Industria de Diseño Textil, SA2	1,460,000	41,833
HUGO BOSS AG2	335,500	41,191
Swatch Group Ltd, non-registered shares[2]	64,530	28,654
Swatch Group Ltd[2]	135,500	11,720
CBS Corp., Class B	702,500	38,876
ASOS PLC[1,2]	747,299	29,678
Dixons Carphone PLC[2]	3,800,000	27,370
Publicis Groupe SA2	371,135	26,582
Navitas Ltd.[2]	5,950,000	24,423
Burberry Group PLC[2]	860,000	21,791
NIKE, Inc., Class B	226,000	21,730
Time Warner Inc.	246,000	21,013
TOD’S SpA[2]	194,000	16,835
MGM Resorts International[1]	735,000	15,714
Christian Dior SA2	69,000	11,789
Naspers Ltd., Class N2	87,300	11,240
Dufry AG1,2	74,115	10,987
Nokian Renkaat Oyj[2]	306,180	7,500
Carnival Corp., units	149,028	6,756
Suzuki Motor Corp.[2]	195,000	5,862
Honda Motor Co., Ltd.[2]	196,500	5,714
Arcos Dorados Holdings Inc., Class A	740,000	4,003
		1,009,174
Financials 14.09%
Moody’s Corp.	1,651,000	158,182
JPMorgan Chase & Co.	1,145,000	71,654
ORIX Corp.[2]	4,990,000	62,380
AIA Group Ltd.[2]	11,202,500	61,686
Bankia, SA1,2	29,520,000	43,764
HSBC Holdings PLC (GBP denominated)[2]	4,320,228	40,828
ICICI Bank Ltd.[2]	6,625,000	36,797
BNP Paribas SA2	500,000	29,382
Prudential PLC[2]	1,272,434	29,281
AEON Financial Service Co., Ltd.[2]	1,365,000	26,685
AXA SA2	1,080,630	24,959
East West Bancorp, Inc.	630,000	24,387
Deutsche Bank AG2	725,777	21,937
CME Group Inc., Class A	239,700	21,249
Sumitomo Mitsui Trust Holdings, Inc.[2]	4,881,000	18,628
ACE Ltd.	160,000	18,381
Sumitomo Mitsui Financial Group, Inc.[2]	462,000	16,693
American Funds Insurance Series — Global Growth Fund — Page 2 of 147

Common stocks Financials (continued)	Shares	Value (000)
Bankinter, SA2	2,030,000	$16,187
Housing Development Finance Corp. Ltd.[2]	850,000	15,207
Berkshire Hathaway Inc., Class A1	60	13,560
Shinsei Bank, Ltd.[2]	6,401,000	11,175
BDO Unibank, Inc.[2]	3,981,333	9,738
Tokio Marine Holdings, Inc.[2]	247,000	8,021
Allianz SE2	21,750	3,614
		784,375
Industrials 9.21%
AA PLC[1,2]	12,217,000	66,850
Geberit AG2	150,000	50,975
KONE Oyj, Class B2	880,000	39,968
Airbus Group NV2	645,000	32,035
United Technologies Corp.	259,000	29,785
Rolls-Royce Holdings PLC[1,2]	2,150,000	28,963
Adecco SA2	417,000	28,566
Ryanair Holdings PLC (ADR)[1]	382,500	27,261
Deere & Co.	300,000	26,541
United Continental Holdings, Inc.[1]	385,000	25,753
Boeing Co.	190,000	24,696
International Consolidated Airlines Group, SA (CDI)[1,2]	3,070,000	22,943
American Airlines Group Inc.	390,000	20,916
Fastenal Co.	405,000	19,262
ASSA ABLOY AB, Class B2	310,000	16,382
Caterpillar Inc.	160,000	14,645
IDEX Corp.	180,000	14,011
Masco Corp.	480,000	12,096
Komatsu Ltd.[2]	425,700	9,438
Waste Management, Inc.	35,800	1,837
		512,923
Consumer staples 6.68%
Associated British Foods PLC[2]	1,590,000	77,251
Nestlé SA2	780,000	57,175
Colgate-Palmolive Co.	632,000	43,728
Orion Corp.[2]	43,000	39,548
ITC Ltd.[2]	4,629,975	26,957
Pernod Ricard SA2	218,739	24,253
PepsiCo, Inc.	201,000	19,007
Alimentation Couche-Tard Inc., Class B	453,000	18,985
Shiseido Co., Ltd.[2]	1,260,000	17,644
British American Tobacco PLC[2]	288,000	15,648
Procter & Gamble Co.	125,000	11,386
Coca-Cola HBC AG (CDI)[2]	444,107	8,450
Seven & i Holdings Co., Ltd.[2]	184,000	6,637
SABMiller PLC[2]	100,000	5,175
		371,844
Materials 2.93%
First Quantum Minerals Ltd.	2,669,400	37,934
Linde AG2	110,000	20,517
Rio Tinto PLC[2]	410,000	18,890
Glencore PLC[2]	4,000,000	18,411
Axalta Coating Systems Ltd.[1]	666,700	17,347
American Funds Insurance Series — Global Growth Fund — Page 3 of 147

Common stocks Materials (continued)	Shares	Value (000)
Northam Platinum Ltd.[1,2]	5,196,035	$16,406
Dow Chemical Co.	355,000	16,192
FMC Corp.	252,000	14,372
Monsanto Co.	24,800	2,963
		163,032
Energy 2.68%
Oil Search Ltd.[2]	4,986,113	32,214
Royal Dutch Shell PLC, Class B2	480,000	16,490
Royal Dutch Shell PLC, Class B (ADR)	150,000	10,434
Canadian Natural Resources, Ltd.	700,000	21,642
Enbridge Inc.	396,030	20,364
EOG Resources, Inc.	220,000	20,255
China Petroleum & Chemical Corp., Class H2	17,950,000	14,533
Schlumberger Ltd.	65,000	5,552
Pacific Rubiales Energy Corp.	769,600	4,763
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	274,700	2,082
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	133,000	971
		149,300
Telecommunication services 1.31%
SoftBank Corp.[2]	784,000	46,657
TalkTalk Telecom Group PLC[2]	5,625,000	26,431
		73,088
Utilities 0.49%
ENN Energy Holdings Ltd.[2]	3,720,000	21,037
National Grid PLC[2]	159,000	2,267
EDP - Energias de Portugal, SA2	564,000	2,181
Snam SPA[2]	400,000	1,973
		27,458
Miscellaneous 0.84%
Other common stocks in initial period of acquisition		46,641
Total common stocks (cost: $3,872,317,000)		5,259,752
Preferred securities 0.07% Miscellaneous 0.07%
Other preferred securities in initial period of acquisition		3,641
Total preferred securities (cost: $10,355,000)		3,641
Bonds, notes & other debt instruments 0.64% U.S. Treasury bonds & notes 0.64% U.S. Treasury 0.64%	Principal amount (000)
U.S. Treasury 0.25% 2015	$8,175	8,182
U.S. Treasury 0.25% 2015	2,600	2,600
U.S. Treasury 4.00% 2015	24,925	25,043
Total bonds, notes & other debt instruments (cost: $35,814,000)		35,825
American Funds Insurance Series — Global Growth Fund — Page 4 of 147

Short-term securities 4.63%	Principal amount (000)	Value (000)
Fannie Mae 0.08%–0.11% due 5/1/2015–5/18/2015	$30,900	$30,891
Federal Home Loan Bank 0.05%–0.12% due 1/16/2015–5/6/2015	42,000	41,998
General Electric Co. 0.10% due 1/2/2015	11,000	11,000
Microsoft Corp. 0.10% due 2/10/2015[3]	24,300	24,297
Nordea Bank AB 0.18% due 1/8/2015[3]	38,400	38,399
Province of Ontario 0.10% due 2/13/2015	15,000	14,999
Siemens Capital Co. LLC 0.11% due 1/5/2015[3]	10,000	10,000
Sumitomo Mitsui Banking Corp. 0.12%–0.22% due 1/13/2015–1/16/2015[3]	61,100	61,096
Svenska Handelsbanken Inc. 0.18% due 2/23/2015[3]	20,000	19,995
Toronto-Dominion Holdings USA Inc. 0.14% due 1/16/2015[3]	5,000	5,000
Total short-term securities (cost: $257,667,000)		257,675
Total investment securities 99.79% (cost: $4,176,153,000)		5,556,893
Other assets less liabilities 0.21%		11,952
Net assets 100.00%		$5,568,845
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,548,710,000, which represented 45.77% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $158,787,000, which represented 2.85% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GBP = British pounds
American Funds Insurance Series — Global Growth Fund — Page 5 of 147

Global Small Capitalization FundSM
Investment portfolio
December 31, 2014
Common stocks 93.16% Consumer discretionary 20.05%	Shares	Value (000)
Netflix, Inc.[1]	304,000	$103,849
Lions Gate Entertainment Corp.	2,844,500	91,081
Domino’s Pizza, Inc.	512,000	48,215
Paddy Power PLC[2]	523,300	43,560
Penske Automotive Group, Inc.	812,000	39,845
Melco Crown Entertainment Ltd. (ADR)	1,432,000	36,373
Cedar Fair, LP	687,000	32,859
zooplus AG, non-registered shares[1,2,3]	357,716	28,557
John Wiley & Sons, Inc., Class A	347,500	20,586
Five Below, Inc.[1]	489,390	19,982
Hankook Tire Co., Ltd.[1,2]	418,940	19,932
Brinker International, Inc.	325,000	19,074
Melco International Development Ltd.[2]	8,216,000	17,987
Ted Baker PLC[2]	517,162	17,747
Entertainment One Ltd.[2]	3,485,300	17,423
Group 1 Automotive, Inc.	180,000	16,132
Eros International PLC, Class A1	759,296	16,067
Chow Sang Sang Holdings International Ltd.[2]	5,598,300	14,670
Home Inns & Hotels Management Inc. (ADR)[1]	475,250	14,267
Rightmove PLC[2]	361,000	12,568
NagaCorp Ltd.[2]	14,382,000	11,720
Hathway Cable and Datacom Ltd.[1,2,4]	2,350,000	11,597
Stella International Holdings Ltd.[2]	4,230,167	11,154
L’Occitane International SA2	4,295,000	10,808
Lands’ End, Inc.[1]	200,000	10,792
Inchcape PLC[2]	959,300	10,737
China Lodging Group, Ltd. (ADR)[1]	379,000	9,960
OSIM International Ltd[2]	6,282,000	9,354
Tesla Motors, Inc.[1]	35,000	7,784
Toll Brothers, Inc.[1]	225,000	7,711
Mothercare PLC[2]	2,451,000	6,633
Daily Mail and General Trust PLC, Class A, nonvoting[2]	485,000	6,228
Playmates Toys Ltd.[2]	27,164,000	6,104
Intercontinental Hotels Group PLC[2]	149,530	5,992
PT Multipolar Tbk[2]	77,730,000	5,204
TravelCenters of America LLC[1]	400,000	5,048
Zhongsheng Group Holdings Ltd.[2]	5,067,500	4,570
American Axle & Manufacturing Holdings, Inc.[1]	202,000	4,563
START TODAY Co., Ltd.[2]	200,000	4,173
Brunello Cucinelli SpA[2]	178,865	4,010
SSI Group, Inc.[1,2]	18,000,000	3,988
Parkson Retail Asia Ltd.[2]	6,212,000	3,752
Cie. Plastic Omnium SA2	135,757	3,687
Sitoy Group Holdings Ltd.[2]	4,206,000	3,404
Poundland Group PLC[1,2]	621,264	3,161
Talwalkars Better Value Fitness Ltd.[2]	650,000	2,989
American Funds Insurance Series — Global Small Capitalization Fund — Page 6 of 147

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Mood Media Corp.[1]	4,819,000	$2,281
Mood Media Corp. (CDI)[1]	1,335,000	632
GVC Holdings PLC[2]	374,748	2,810
SeaWorld Entertainment, Inc.	156,100	2,794
I.T Limited[2]	9,630,000	2,776
POLYTEC Holding AG, non-registered shares[2]	364,350	2,741
Dick Smith Holdings Ltd.[2]	1,363,670	2,312
PT Astra Otoparts Tbk[2]	6,431,000	2,182
Delticom AG2	83,000	1,900
Ripley Corp SA	3,750,000	1,817
Phorm Corp. Ltd.[1,2]	10,260,000	1,659
Golden Eagle Retail Group Ltd.[2]	1,442,000	1,616
William Hill PLC[2]	205,200	1,154
China Zenix Auto International Ltd. (ADR)[1]	428,500	613
zulily, inc., Class A1	25,200	590
PT Global Mediacom Tbk[2]	3,025,000	348
Five Star Travel Corp.[1,2,4]	219,739	47
Ten Alps PLC[1,2]	2,600,000	21
		834,190
Health care 18.79%
Synageva BioPharma Corp.[1]	1,326,100	123,049
bluebird bio, Inc.[1]	1,144,159	104,942
athenahealth, Inc.[1]	396,600	57,785
Endo International PLC[1]	798,824	57,611
Illumina, Inc.[1]	289,100	53,362
BioMarin Pharmaceutical Inc.[1]	516,800	46,719
Hikma Pharmaceuticals PLC[2]	1,424,000	43,669
Myriad Genetics, Inc.[1]	1,274,898	43,423
Ultragenyx Pharmaceutical Inc.[1]	836,206	36,693
Kite Pharma, Inc.[1,5]	343,739	19,823
Kite Pharma, Inc.[1]	168,000	9,689
Novadaq Technologies Inc.[1]	1,505,700	25,025
GW Pharmaceuticals PLC (ADR)[1]	358,950	24,294
Team Health Holdings, Inc.[1]	330,745	19,028
Lijun International Pharmaceutical (Holding) Co., Ltd.[2]	34,730,000	15,918
NuVasive, Inc.[1]	277,400	13,082
Insulet Corp.[1]	255,033	11,747
Fisher & Paykel Healthcare Corp. Ltd.[2]	2,151,385	10,469
Genomma Lab Internacional, SAB de CV, Series B1	5,400,000	10,270
Orexigen Therapeutics, Inc.[1]	1,532,176	9,285
Teleflex Inc.	60,200	6,912
Mauna Kea Technologies SA1,2,3	881,400	6,123
PT Siloam International Hospitals Tbk[1,2]	5,128,200	5,674
Glenmark Pharmaceuticals Ltd.[2]	372,345	4,528
Ocular Therapeutix, Inc.[1]	186,000	4,375
Pharmstandard OJSC (GDR)[1,2]	706,865	4,253
CONMED Corp.	93,000	4,181
Hologic, Inc.[1]	140,000	3,743
Circassia Pharmaceuticals PLC[1,2]	815,000	3,519
EOS imaging SA1,2	380,000	2,400
QRxPharma Ltd.[1,2]	4,129,927	70
		781,661
American Funds Insurance Series — Global Small Capitalization Fund — Page 7 of 147

Common stocks Information technology 14.64%	Shares	Value (000)
TriQuint Semiconductor, Inc.[1]	4,084,978	$112,541
Palo Alto Networks, Inc.[1]	523,200	64,129
AAC Technologies Holdings Inc.[2]	11,687,100	62,108
Semiconductor Manufacturing International Corp.[1,2]	358,447,500	32,738
Topcon Corp.[2]	1,306,310	27,850
Hamamatsu Photonics KK2	480,300	22,951
Kakaku.com, Inc.[2]	1,510,500	21,716
National Instruments Corp.	625,000	19,431
Cray Inc.[1]	469,700	16,195
Cognex Corp.	290,000	11,986
Itron, Inc.[1]	267,000	11,291
Goldpac Group Ltd.[2]	16,280,000	11,149
Spectris PLC[2]	340,000	11,086
Cypress Semiconductor Corp.[1]	745,000	10,639
OBIC Co., Ltd.[2]	292,300	9,378
RIB Software AG2	699,167	9,196
Atmel Corp.[1]	997,980	8,378
VTech Holdings Ltd.[2]	570,000	8,156
Silicon Laboratories Inc.[1]	170,000	8,095
Delta Electronics (Thailand) PCL[2]	3,667,800	7,850
Veeco Instruments Inc.[1]	224,922	7,845
Persistent Systems Ltd.[2]	278,600	7,327
iDreamSky Technology Ltd., Class A (ADR)[1]	429,000	7,327
Halma PLC[2]	682,500	7,276
Suprema Inc.[1,2]	310,000	7,106
Knowles Corp.[1]	300,000	7,065
JDS Uniphase Corp.[1]	410,600	5,633
Inphi Corp.[1]	296,639	5,482
RF Micro Devices, Inc.[1]	320,000	5,309
Semtech Corp.[1]	191,000	5,266
CDW Corp.	140,000	4,924
Jay Mart PCL[2]	15,621,250	4,773
FireEye, Inc.[1]	146,200	4,617
Finisar Corp.[1]	233,000	4,523
QIWI PLC, Class B (ADR)	210,800	4,256
Ixia[1]	340,000	3,825
SciQuest, Inc.[1]	262,744	3,797
ON Semiconductor Corp.[1]	370,000	3,748
Domino Printing Sciences PLC[2]	365,000	3,731
Alten SA, non-registered shares[2]	85,500	3,656
Zebra Technologies Corp., Class A1	42,900	3,321
Taiyo Yuden Co., Ltd.[2]	240,000	2,806
M/A-COM Technology Solutions Holdings, Inc.[1]	78,415	2,453
Tangoe, Inc.[1]	185,975	2,423
Pandora Media, Inc.[1]	135,000	2,407
Remark Media, Inc.[1]	250,952	1,122
China High Precision Automation Group Ltd.[1,2]	5,500,000	71
		608,952
Industrials 13.81%
International Container Terminal Services, Inc.[2]	34,610,000	88,650
AA PLC[1,2]	6,770,800	37,049
Intertek Group PLC[2]	955,000	34,618
ITT Corp.	801,000	32,408
Moog Inc., Class A1	432,100	31,988
American Funds Insurance Series — Global Small Capitalization Fund — Page 8 of 147

Common stocks Industrials (continued)	Shares	Value (000)
Polypore International, Inc.[1]	672,000	$31,618
JVM Co., Ltd.[1,2,3]	411,500	22,472
Northgate PLC[2]	1,838,270	17,391
Rotork PLC[2]	405,000	14,574
Carborundum Universal Ltd.[2]	5,090,000	14,386
Alliance Global Group, Inc.[2]	23,370,000	11,664
Gujarat Pipavav Port Ltd.[1,2]	3,420,397	11,154
Clean Harbors, Inc.[1]	229,000	11,003
PT AKR Corporindo Tbk[2]	32,680,000	10,834
BTS Rail Mass Transit Growth Infrastructure Fund[2]	35,979,200	10,821
J. Kumar Infraprojects Ltd.[2]	1,300,000	10,572
Amara Raja Batteries Ltd.[2]	810,712	10,542
Orient Overseas (International) Ltd.[2]	1,698,000	9,886
Orbital Sciences Corp.[1]	350,000	9,412
PARK24 Co., Ltd.[2]	621,600	9,154
Johnson Electric Holdings Ltd.[2]	2,378,000	8,735
NORMA Group SE, non-registered shares[2]	180,718	8,624
Waste Connections, Inc.	194,600	8,560
Summit Ascent Holdings Ltd.[1,2]	16,730,000	8,124
MonotaRO Co., Ltd.[2]	400,700	8,039
BELIMO Holding AG2	3,450	8,017
KEYW Holding Corp.[1]	750,000	7,785
Pegasus Hava Tasimaciligi AS1,2	541,000	7,631
Cebu Air, Inc.[2]	3,850,000	7,350
PayPoint PLC[2]	520,000	7,255
Bossard Holding AG2	55,562	6,057
Advisory Board Co.[1]	115,000	5,633
Geberit AG2	16,500	5,607
CJ Korea Express Co., Ltd.[1,2]	24,500	4,338
Boer Power Holdings Ltd.[2]	4,687,000	4,181
CIMC Enric Holdings Ltd.[2]	5,016,000	3,967
Okabe Co., Ltd.[2]	386,000	3,505
Landstar System, Inc.	46,600	3,380
Frigoglass SAIC[1,2]	1,626,030	3,285
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	880,000	3,162
China Shipping Container Lines Co., Ltd., Class H1,2	8,865,000	2,796
Pfeiffer Vacuum Technology AG, non-registered shares[2]	32,000	2,656
TD Power Systems Ltd.[2]	343,200	2,452
Globaltrans Investment PLC (GDR)[2]	465,000	2,361
National Express Group PLC[2]	591,000	2,271
Chart Industries, Inc.[1]	64,900	2,220
Shun Tak Holdings Ltd.[2]	4,714,000	2,174
COSCO Pacific Ltd.[2]	1,500,000	2,125
Avianca Holdings SA, preferred, restricted-voting (ADR)	166,600	1,954
		574,440
Financials 6.45%
SVB Financial Group[1]	257,600	29,900
Kemper Corp.	595,000	21,485
Old Republic International Corp.	1,450,000	21,214
K. Wah International Holdings Ltd.[2]	39,420,410	20,870
Avanza Bank Holding AB2	602,547	19,940
Chailease Holding Co. Ltd.[2]	6,622,000	16,421
Shriram Transport Finance Co. Ltd.[2]	919,257	16,120
Ocwen Financial Corp.[1]	809,000	12,216
American Funds Insurance Series — Global Small Capitalization Fund — Page 9 of 147

Common stocks Financials (continued)	Shares	Value (000)
ING Vysya Bank Ltd.[2]	838,954	$11,548
Altisource Residential Corp.	451,407	8,757
Starwood Property Trust, Inc.	360,000	8,366
Endurance Specialty Holdings Ltd.	110,000	6,582
EFG International AG2	562,925	6,551
Tune Ins Holdings Bhd.[2]	13,112,000	6,321
LSL Property Services PLC[2]	1,190,000	5,518
Signature Bank[1]	42,000	5,290
Bank of Ireland[1,2]	14,099,515	5,250
Springleaf Holdings, Inc.[1]	144,700	5,234
Golden Wheel Tiandi Holdings Co. Ltd.[2]	50,254,000	5,182
Mahindra Lifespace Developers Ltd.[2]	681,356	5,078
Texas Capital Bancshares, Inc.[1]	91,600	4,977
City National Corp.	58,900	4,760
Crédito Real, SAB de CV	2,109,422	4,519
Airesis SA1,2,3	3,231,392	4,233
Cathay General Bancorp, Inc.	155,000	3,966
Altisource Asset Management Corp.[1]	9,620	2,983
Lai Sun Development Co. Ltd.[2]	118,000,000	2,659
Inversiones La Construcción SA	157,000	1,903
Bao Viet Holdings[2]	351,607	526
		268,369
Materials 4.41%
PolyOne Corp.	720,168	27,302
AptarGroup, Inc.	345,500	23,093
OM Group, Inc.	735,000	21,903
Yingde Gases Group Co. Ltd.[2]	16,410,000	11,477
Lundin Mining Corp.[1]	2,285,000	11,250
Silgan Holdings Inc.	194,000	10,398
Time Technoplast Ltd.[2,3]	11,888,000	9,979
FUCHS PETROLUB SE2	246,000	9,387
Sirius Minerals PLC[1,2]	44,159,510	7,221
Greatview Aseptic Packaging Co. Ltd.[2]	13,852,000	7,131
CPMC Holdings Ltd.[2]	12,800,000	6,909
United States Steel Corp.	207,600	5,551
Lenzing AG2	82,000	5,201
Stillwater Mining Co.[1]	294,900	4,347
Arkema SA2	56,300	3,734
Synthomer PLC[2]	900,000	3,290
Mayr-Melnhof Karton AG, non-registered shares[2]	27,300	2,833
Kenmare Resources PLC[1,2]	54,706,150	2,759
Nampak Ltd.[2]	582,849	2,193
Sylvania Platinum Ltd. (CDI)[1,2,3]	15,000,000	1,955
Hummingbird Resources PLC[1,2]	3,475,000	1,843
Huntsman Corp.	68,600	1,563
Yip’s Chemical Holdings Ltd.[2]	1,182,000	718
Indochine Mining Ltd.[1,2,3]	73,199,466	717
Rusoro Mining Ltd.[1]	25,530,432	440
Sundance Resources Ltd.[1,2]	19,500,000	392
Orsu Metals Corp.[1]	588,231	15
African Minerals Ltd.[1,2]	3,987,000	—
		183,601
American Funds Insurance Series — Global Small Capitalization Fund — Page 10 of 147

Common stocks Energy 4.14%	Shares	Value (000)
InterOil Corp.[1]	1,184,235	$57,779
Amerisur Resources PLC[1,2]	27,117,360	18,672
Ophir Energy PLC[1,2]	7,981,562	17,331
Veresen Inc.	680,000	10,746
C&J Energy Services, Inc.[1]	802,000	10,594
Memorial Resource Development Corp.[1]	477,700	8,613
Exillon Energy PLC[1,2]	3,546,000	8,279
Lekoil Ltd. (CDI)[1,2]	16,491,600	7,169
Victoria Oil & Gas PLC[1,2,3]	6,966,560	7,018
Genel Energy PLC[1,2]	400,600	4,288
Circle Oil PLC[1,2]	22,687,000	4,196
Oasis Petroleum Inc.[1]	224,000	3,705
Cairn Energy PLC[1,2]	1,205,000	3,308
Providence Resources PLC[1,2]	2,490,250	3,301
Canadian Overseas Petroleum Ltd.[1,3]	19,225,000	1,655
Canadian Overseas Petroleum Ltd. (GBP denominated)[1,2,3]	6,050,000	448
Tethys Petroleum Ltd.[1]	8,112,100	1,536
Tethys Petroleum Ltd. (GBP denominated)[1,2]	1,963,450	368
International Petroleum Ltd.[1,2]	54,894,353	999
Prosafe SE2	240,000	734
Borders & Southern Petroleum PLC[1,2]	7,028,100	710
Range Resources Ltd.[1,2]	67,000,000	668
African Petroleum Corp. Ltd.[1,2]	3,363,637	117
Esrey Energy Ltd.[1]	825,000	39
Wildhorse Energy Ltd.[1,2,3]	540,900	23
Wildhorse Energy Ltd. (CDI)[1,2,3]	240,859	11
		172,307
Consumer staples 3.28%
Puregold Price Club, Inc.[1,2]	37,418,000	32,071
COSMOS Pharmaceutical Corp.[2]	124,500	17,007
Petra Foods Ltd.[2]	4,800,000	13,755
Hypermarcas SA, ordinary nominative[1]	1,853,800	11,612
PZ Cussons PLC[2]	2,105,000	9,984
Super Group Ltd.[2]	11,464,000	9,868
Sprouts Farmers Market, Inc.[1]	204,926	6,963
Wumart Stores, Inc., Class H2	7,895,000	6,742
Treasury Wine Estates Ltd.[2]	1,245,400	4,845
Coca-Cola Icecek AS, Class C2	191,100	4,132
Sundrug Co., Ltd.[2]	97,500	3,946
Kernel Holding SA1,2	493,041	3,913
Stock Spirits Group PLC[2]	1,053,100	3,601
O’Key Group SA (GDR)[2]	525,000	2,325
Del Monte Pacific Ltd.[2]	6,534,400	2,254
Convenience Retail Asia Ltd.[2]	2,850,000	1,836
Lenta Ltd. (GDR)[1,2]	240,000	1,622
		136,476
Utilities 2.03%
ENN Energy Holdings Ltd.[2]	9,515,700	53,812
Glow Energy PCL[2]	3,930,000	10,641
CT Environmental Group Ltd.[2]	5,986,000	6,121
Greenko Group PLC[1,2]	2,280,000	5,078
Ratchaburi Electricity Generating Holding PCL[2]	2,300,000	4,105
American Funds Insurance Series — Global Small Capitalization Fund — Page 11 of 147

Common stocks Utilities (continued)	Shares	Value (000)
Energy World Corp. Ltd.[1,2]	10,560,000	$2,539
Mytrah Energy Ltd.[1,2]	1,700,000	2,008
		84,304
Telecommunication services 0.63%
Telephone and Data Systems, Inc.	634,830	16,029
Total Access Communication PCL[2]	1,602,200	4,679
Level 3 Communications, Inc.[1]	87,500	4,321
Hutchison Telecommunications Hong Kong Holdings Ltd.[2]	3,200,000	1,353
		26,382
Miscellaneous 4.93%
Other common stocks in initial period of acquisition		205,254
Total common stocks (cost: $2,953,292,000)		3,875,936
Rights & warrants 0.00% Energy 0.00%
Canadian Overseas Petroleum Ltd., warrants, expire 2017[1,2,3]	2,555,000	44
Range Resources Ltd., warrants, expire 2016[1,2]	33,500,000	21
Wildhorse Energy Ltd., rights, expire 2015[1,2,3]	2,704,500	11
Wildhorse Energy Ltd., rights, expire 2015 (GBP denominated)[1,2,3]	1,204,295	7
		83
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		53
Total rights & warrants (cost: $506,000)		136
Convertible stocks 0.12% Health care 0.12%
Stem CentRx, Inc., Series F-1, convertible preferred[2,5]	274,000	4,961
Total convertible stocks (cost: $3,307,000)		4,961
Bonds, notes & other debt instruments 0.25% U.S. Treasury bonds & notes 0.25% U.S. Treasury 0.25%	Principal amount (000)
U.S. Treasury 0.25% 2015	$4,300	4,303
U.S. Treasury 4.00% 2015	5,800	5,827
Total bonds, notes & other debt instruments (cost: $10,126,000)		10,130
Short-term securities 6.53%
Abbott Laboratories 0.10% due 2/2/2015[4]	20,000	19,999
American Honda Finance Corp. 0.11% due 1/9/2015	27,000	26,999
ExxonMobil Corp. 0.14% due 3/2/2015	5,000	4,999
Federal Home Loan Bank 0.11% due 5/15/2015	5,210	5,208
Freddie Mac 0.09% due 2/25/2015	16,200	16,200
General Electric Co. 0.10% due 1/2/2015	6,100	6,100
John Deere Capital Corp. 0.12% due 2/12/2015[4]	19,600	19,596
Nordea Bank AB 0.23% due 5/19/2015[4]	15,000	14,988
American Funds Insurance Series — Global Small Capitalization Fund — Page 12 of 147

Short-term securities	Principal amount (000)	Value (000)
Province of Ontario 0.10% due 2/13/2015	$20,000	$19,998
Québec (Province of) 0.06% due 1/8/2015[4]	18,900	18,900
Sumitomo Mitsui Banking Corp. 0.12%–0.22% due 1/13/2015–1/16/2015[4]	39,000	38,997
Toronto-Dominion Holdings USA Inc. 0.16% due 1/22/2015[4]	30,000	29,998
Victory Receivables Corp. 0.16%–0.19% due 1/12/2015–1/28/2015[4]	49,700	49,696
Total short-term securities (cost: $271,673,000)		271,678
Total investment securities 100.06% (cost: $3,238,904,000)		4,162,841
Other assets less liabilities (0.06)%		(2,297)
Net assets 100.00%		$4,160,544
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,668,893,000, which represented 40.11% of the net assets of the fund. This amount includes $1,650,402,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $203,818,000, which represented 4.90% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Stem CentRx, Inc., Series F-1, convertible preferred	6/10/2014	$3,307	$4,961.12%
Kite Pharma, Inc.	4/24/2014-6/24/2014	5,259	19,823.48
Total private placement securities		$8,566	$24,784.60%

Key to abbreviations and symbols
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
A$ = Australian dollars
€ = Euros
GBP = British pounds
¥ = Japanese yen
American Funds Insurance Series — Global Small Capitalization Fund — Page 13 of 147

Growth FundSM
Investment portfolio
December 31, 2014
Common stocks 95.50% Consumer discretionary 18.78%	Shares	Value (000)
Amazon.com, Inc.[1]	2,648,216	$821,874
Home Depot, Inc.	6,320,000	663,410
Comcast Corp., Class A	9,555,000	554,286
Twenty-First Century Fox, Inc., Class A	9,540,000	366,384
Tiffany & Co.	2,389,000	255,289
Johnson Controls, Inc.	3,099,100	149,810
NIKE, Inc., Class B	1,530,000	147,109
MGM Resorts International[1]	5,718,800	122,268
Lowe’s Companies, Inc.	1,546,000	106,365
Starbucks Corp.	1,255,000	102,973
Norwegian Cruise Line Holdings Ltd.[1]	2,000,000	93,520
Carnival Corp., units	1,886,700	85,524
Charter Communications, Inc., Class A1	500,000	83,310
Walt Disney Co.	750,000	70,642
Luxottica Group SpA[2]	1,164,000	63,726
Toll Brothers, Inc.[1]	1,767,290	60,565
L’Occitane International SA2	23,700,000	59,638
Expedia, Inc.	693,000	59,154
Hyatt Hotels Corp., Class A1	858,751	51,705
Ralph Lauren Corp., Class A	273,000	50,549
Toyota Motor Corp.[2]	765,000	47,706
Netflix, Inc.[1]	115,000	39,285
Tesla Motors, Inc.[1]	153,000	34,029
Wynn Macau, Ltd.[2]	11,400,000	31,782
CBS Corp., Class B	545,000	30,160
Chipotle Mexican Grill, Inc.[1]	38,500	26,354
Domino’s Pizza, Inc.	275,000	25,897
Priceline Group Inc.[1]	20,000	22,804
Wynn Resorts, Ltd.	126,140	18,765
Sturm, Ruger & Co., Inc.	522,800	18,105
Markit Ltd.[1]	500,000	13,215
		4,276,203
Information technology 18.78%
ASML Holding NV (New York registered)	3,444,016	371,368
ASML Holding NV2	1,808,186	193,723
Microsoft Corp.	11,590,000	538,355
Google Inc., Class C1	511,000	268,991
Google Inc., Class A1	423,000	224,469
Visa Inc., Class A	1,083,000	283,963
LinkedIn Corp., Class A1	1,235,000	283,692
Apple Inc.	2,500,000	275,950
Facebook, Inc., Class A1	3,282,685	256,115
Avago Technologies Ltd.	1,816,000	182,671
salesforce.com, inc.[1]	2,880,000	170,813
Nintendo Co., Ltd.[2]	1,114,960	116,203
American Funds Insurance Series — Growth Fund — Page 14 of 147

Common stocks Information technology (continued)	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	22,278,000	$98,307
Hexagon AB, Class B2	3,152,551	97,492
Dolby Laboratories, Inc., Class A	2,166,221	93,407
Wirecard AG2	1,923,972	84,866
Autodesk, Inc.[1]	1,365,000	81,982
Adobe Systems Inc.[1]	1,000,000	72,700
Trimble Navigation Ltd.[1]	2,565,500	68,088
MercadoLibre, Inc.	440,000	56,175
Amphenol Corp., Class A	1,015,000	54,617
Twitter, Inc.[1]	1,500,000	53,805
eBay Inc.[1]	907,000	50,901
Intuit Inc.	545,000	50,244
Finisar Corp.[1]	2,554,000	49,573
Murata Manufacturing Co., Ltd.[2]	380,000	41,509
Cisco Systems, Inc.	1,240,000	34,491
Cognizant Technology Solutions Corp., Class A1	588,000	30,964
TE Connectivity Ltd.	420,000	26,565
Rackspace Hosting, Inc.[1]	461,900	21,622
Texas Instruments Inc.	385,000	20,584
NetSuite Inc.[1]	185,000	20,196
		4,274,401
Health care 17.05%
Express Scripts Holding Co.[1]	4,668,208	395,257
Incyte Corp.[1]	5,340,000	390,407
UnitedHealth Group Inc.	3,510,000	354,826
Regeneron Pharmaceuticals, Inc.[1]	847,600	347,728
Vertex Pharmaceuticals Inc.[1]	2,680,000	318,384
Centene Corp.[1]	2,288,500	237,661
Hologic, Inc.[1]	7,913,000	211,594
Edwards Lifesciences Corp.[1]	1,285,400	163,734
Biogen Idec Inc.[1]	445,500	151,225
Agios Pharmaceuticals, Inc.[1]	1,255,126	140,624
Humana Inc.	947,000	136,018
Merck & Co., Inc.	2,220,000	126,074
Grifols, SA, Class B (ADR)	3,391,750	115,285
Grifols, SA, Class A, non-registered shares[2]	216,534	8,620
Myriad Genetics, Inc.[1]	3,480,000	118,529
Baxter International Inc.	1,397,119	102,395
Gilead Sciences, Inc.[1]	1,070,000	100,858
Intuitive Surgical, Inc.[1]	116,800	61,780
PerkinElmer, Inc.	1,195,000	52,257
Pharmacyclics, Inc.[1]	419,166	51,247
Abbott Laboratories	1,137,200	51,197
Quintiles Transnational Holdings Inc.[1]	740,000	43,564
Novartis AG2	470,000	43,225
Boston Scientific Corp.[1]	2,080,000	27,560
Bristol-Myers Squibb Co.	410,000	24,202
Roche Holding AG2	84,900	23,011
Intercept Pharmaceuticals, Inc.[1]	146,900	22,916
Novo Nordisk A/S, Class B2	470,000	19,887
Theravance, Inc.	1,300,000	18,395
American Funds Insurance Series — Growth Fund — Page 15 of 147

Common stocks Health care (continued)	Shares	Value (000)
HeartWare International, Inc.[1]	194,699	$14,297
InnovaCare Inc.[1,2,3]	2,843,000	9,240
		3,881,997
Financials 12.97%
Wells Fargo & Co.	10,751,096	589,375
Berkshire Hathaway Inc., Class A1	1,630	368,380
American Express Co.	3,000,000	279,120
Capital One Financial Corp.	2,580,000	212,979
Legal & General Group PLC[2]	45,158,246	173,445
Onex Corp.	2,523,500	146,527
American International Group, Inc.	2,333,300	130,688
JPMorgan Chase & Co.	2,053,720	128,522
American Tower Corp.	1,195,000	118,126
Arch Capital Group Ltd.[1]	1,800,000	106,380
ACE Ltd.	900,000	103,392
Goldman Sachs Group, Inc.	434,400	84,200
CME Group Inc., Class A	771,300	68,376
Leucadia National Corp.	2,589,740	58,062
Financial Engines, Inc.	1,365,000	49,891
FCB Financial Holdings, Inc., Class A1	1,890,000	46,569
Bank of America Corp.	2,140,000	38,285
Iron Mountain Inc.	963,453	37,247
Umpqua Holdings Corp.	2,041,280	34,722
MB Financial, Inc.	1,010,000	33,189
Legg Mason Partners Equity Fund	565,000	30,154
W. R. Berkley Corp.	550,000	28,193
First Republic Bank	495,000	25,799
PNC Financial Services Group, Inc.	233,600	21,311
Crown Castle International Corp.	265,000	20,855
Charles Schwab Corp.	590,000	17,812
		2,951,599
Industrials 9.20%
American Airlines Group Inc.	5,525,000	296,306
Boeing Co.	2,250,000	292,455
Oshkosh Corp.[4]	4,947,000	240,672
United Continental Holdings, Inc.[1]	3,200,700	214,095
Union Pacific Corp.	1,500,000	178,695
Rockwell Collins, Inc.	1,775,000	149,952
MTU Aero Engines AG2	1,057,696	92,351
Meggitt PLC[2]	10,934,373	87,402
Fastenal Co.	1,695,000	80,614
Grafton Group PLC, units[2]	7,866,000	77,860
Cummins Inc.	515,000	74,248
Robert Half International Inc.	1,100,000	64,218
General Dynamics Corp.	395,000	54,360
Airbus Group NV2	1,043,402	51,823
Precision Castparts Corp.	190,000	45,767
Caterpillar Inc.	490,000	44,850
TransDigm Group Inc.	150,000	29,452
Masco Corp.	722,000	18,194
		2,093,314
American Funds Insurance Series — Growth Fund — Page 16 of 147

Common stocks Energy 8.05%	Shares	Value (000)
Noble Energy, Inc.	4,510,000	$213,909
Concho Resources Inc.[1]	2,065,000	205,984
Suncor Energy Inc.	5,502,090	174,752
FMC Technologies, Inc.[1]	3,400,000	159,256
Pioneer Natural Resources Co.	935,000	139,175
Chesapeake Energy Corp.	6,350,000	124,269
Weatherford International PLC[1]	10,515,000	120,397
Plains GP Holdings, LP, Class A	3,471,872	89,158
Schlumberger Ltd.	900,000	76,869
Core Laboratories NV	561,198	67,535
Chevron Corp.	500,000	56,090
Peyto Exploration & Development Corp.	1,870,000	53,872
Royal Dutch Shell PLC, Class B (ADR)	760,100	52,873
EOG Resources, Inc.	572,400	52,701
Murphy Oil Corp.	956,000	48,297
Enbridge Inc.	570,712	29,346
Cobalt International Energy, Inc.[1]	3,215,000	28,581
Paramount Resources Ltd.[1]	1,170,000	28,318
Cimarex Energy Co.	250,000	26,500
Parsley Energy, Inc., Class A1	1,340,000	21,386
Tourmaline Oil Corp.[1]	547,000	18,221
Bonanza Creek Energy, Inc.[1]	582,600	13,982
Laricina Energy Ltd.[1,2,5]	1,403,000	13,163
Oil States International, Inc.[1]	260,000	12,714
Oceaneering International, Inc.	41,200	2,423
Africa Oil Corp. (SEK denominated)[1,2]	942,070	2,043
Africa Oil Corp.[1,5]	91,004	189
Africa Oil Corp.[1]	2,000	4
		1,832,007
Consumer staples 7.32%
Costco Wholesale Corp.	2,580,000	365,715
Coca-Cola Co.	4,670,000	197,168
Philip Morris International Inc.	2,280,000	185,706
PepsiCo, Inc.	1,715,000	162,171
Kerry Group PLC, Class A2	2,000,000	137,992
CVS/Caremark Corp.	1,090,000	104,978
Nu Skin Enterprises, Inc., Class A	2,000,000	87,400
Sprouts Farmers Market, Inc.[1]	2,530,000	85,969
Walgreens Boots Alliance, Inc.	875,000	66,675
Herbalife Ltd.	1,704,594	64,263
Glanbia PLC[2]	3,314,077	50,886
Diageo PLC[2]	1,724,726	49,467
TreeHouse Foods, Inc.[1]	472,766	40,436
Raia Drogasil SA, ordinary nominative	4,000,000	38,146
Procter & Gamble Co.	315,000	28,693
		1,665,665
Materials 2.17%
Potash Corp. of Saskatchewan Inc.	4,000,000	141,280
James Hardie Industries PLC (CDI)[2]	11,204,855	119,307
Nucor Corp.	1,250,000	61,313
HudBay Minerals Inc.	5,617,200	48,929
First Quantum Minerals Ltd.	3,429,400	48,734
Mosaic Co.	660,000	30,129
American Funds Insurance Series — Growth Fund — Page 17 of 147

Common stocks Materials (continued)	Shares	Value (000)
FMC Corp.	397,400	$22,664
Dow Chemical Co.	475,000	21,665
		494,021
Telecommunication services 0.19%
Orange[2]	1,589,000	27,023
T-Mobile US, Inc.[1]	650,000	17,511
		44,534
Utilities 0.17%
Exelon Corp.	1,025,000	38,007
KGen Power Corp.[1,2,4,5]	3,166,128	886
		38,893
Miscellaneous 0.82%
Other common stocks in initial period of acquisition		186,562
Total common stocks (cost: $14,434,935,000)		21,739,196
Preferred securities 0.00% Miscellaneous 0.00%
Other preferred securities in initial period of acquisition		827
Total preferred securities (cost: $2,353,000)		827
Rights & warrants 0.08% Energy 0.08%
Kinder Morgan, Inc., warrants, expire 2017[1]	4,088,400	17,417
Total rights & warrants (cost: $17,736,000)		17,417
Short-term securities 4.47%	Principal amount (000)
Apple Inc. 0.11% due 1/9/2015[3]	$ 18,500	18,500
Caterpillar Financial Services Corp. 0.12% due 2/19/2015	50,000	49,989
Chariot Funding, LLC 0.17%–0.20% due 4/27/2015–4/29/2015[3]	54,000	53,965
Coca-Cola Co. 0.25% due 7/13/2015[3]	55,000	54,935
Fannie Mae 0.06%–0.10% due 4/6/2015–8/3/2015	90,000	89,959
Federal Farm Credit Banks 0.08%–0.12% due 5/20/2015–7/28/2015	138,600	138,530
Federal Home Loan Bank 0.05%–0.17% due 1/16/2015–8/18/2015	430,381	430,249
Freddie Mac 0.06%–0.11% due 2/5/2015–4/14/2015	62,900	62,896
General Electric Co. 0.10% due 1/2/2015	7,050	7,050
Google Inc. 0.09%–0.15% due 2/25/2015–3/24/2015[3]	38,400	38,392
Intel Corp. 0.14% due 1/14/2015	25,000	24,999
Jupiter Securitization Co., LLC 0.21% due 5/26/2015[3]	25,000	24,975
Private Export Funding Corp. 0.26% due 2/6/2015[3]	7,000	6,999
Regents of the University of California 0.12% due 2/23/2015	15,000	14,997
Total short-term securities (cost: $1,016,410,000)		1,016,435
Total investment securities 100.05% (cost: $15,471,434,000)		22,773,875
Other assets less liabilities (0.05)%		(10,910)
Net assets 100.00%		$22,762,965
American Funds Insurance Series — Growth Fund — Page 18 of 147

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,832,419,000, which represented 8.05% of the net assets of the fund. This amount includes $1,809,130,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $207,006,000, which represented .91% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Laricina Energy Ltd.	6/21/2011	$61,323	$13,163.06%
KGen Power Corp.	12/19/2006	—	886.00
Africa Oil Corp.	11/24/2014	801	189.00
Total private placement securities		$62,124	$14,238.06%

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
SEK = Swedish kronor
American Funds Insurance Series — Growth Fund — Page 19 of 147

International FundSM
Investment portfolio
December 31, 2014
Common stocks 92.68% Financials 19.59%	Shares	Value (000)
AIA Group Ltd.[1]	34,668,700	$190,902
Axis Bank Ltd.[1]	22,781,004	179,974
Barclays PLC[1]	37,251,875	140,048
Prudential PLC[1]	4,688,265	107,887
HDFC Bank Ltd.[1]	5,164,608	77,452
Credit Suisse Group AG1	2,879,624	72,189
Sun Hung Kai Properties Ltd.[1]	4,412,783	66,728
UniCredit SpA[1]	10,059,241	64,113
Housing Development Finance Corp. Ltd.[1]	3,333,000	59,628
Henderson Land Development Co. Ltd.[1]	8,419,450	58,443
BNP Paribas SA1	966,046	56,769
Commerzbank AG, non-registered shares[1,2]	4,267,872	56,697
ICICI Bank Ltd.[1]	5,810,450	32,272
China Overseas Land & Investment Ltd.[1]	9,866,000	29,117
UBS Group AG1,2	1,563,651	26,879
Sberbank of Russia (ADR)[1]	6,554,000	26,336
Cheung Kong (Holdings) Ltd.[1]	1,450,000	24,195
HSBC Holdings PLC (HKD denominated)[1]	2,522,795	24,001
Assicurazioni Generali SpA[1]	1,100,000	22,479
Siam Commercial Bank PCL[1]	3,945,100	21,796
AEON Financial Service Co., Ltd.[1]	975,000	19,060
ING Groep NV, depository receipts[1,2]	1,183,000	15,317
Bankia, SA1,2	10,320,309	15,300
Investor AB, Class B1	407,632	14,772
Société Générale[1]	350,575	14,732
Link Real Estate Investment Trust[1]	2,063,732	12,882
RSA Insurance Group PLC[1,2]	1,787,250	12,028
AXA SA1	497,312	11,486
Bank of the Philippine Islands[1]	5,405,000	11,309
Svenska Handelsbanken AB, Class A1	230,000	10,739
Bank of Ireland[1,2]	22,000,000	8,193
Sumitomo Mitsui Financial Group, Inc.[1]	212,400	7,675
Industrial and Commercial Bank of China Ltd., Class H1	9,119,950	6,625
Eurobank Ergasias SA1,2	29,325,523	6,517
Mizuho Financial Group, Inc.[1]	1,990,200	3,344
Shinsei Bank, Ltd.[1]	1,855,000	3,239
		1,511,123
Consumer discretionary 15.11%
Volkswagen AG, nonvoting preferred[1]	492,162	109,935
Numericable Group SA, non-registered shares[1,2]	2,011,856	99,205
Sands China Ltd.[1]	16,642,000	80,943
Altice SA1,2	1,014,127	80,027
Toyota Motor Corp.[1]	876,200	54,640
Melco Crown Entertainment Ltd. (ADR)	1,985,000	50,419
Daimler AG1	592,000	49,391
American Funds Insurance Series — International Fund — Page 20 of 147

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Li & Fung Ltd.[1]	50,242,000	$46,986
H & M Hennes & Mauritz AB, Class B1	1,132,000	46,957
Galaxy Entertainment Group Ltd.[1]	8,363,000	46,554
Mahindra & Mahindra Ltd.[1]	2,262,000	44,038
Techtronic Industries Co. Ltd.[1]	13,116,000	42,033
Kering SA1	187,233	35,997
Tata Motors Ltd.[1]	4,025,000	31,391
PT Astra International Tbk[1]	49,710,000	29,506
Shangri-La Asia Ltd.[1]	20,660,571	28,430
adidas AG1	395,408	27,559
Renault SA1	354,148	25,880
PT Surya Citra Media Tbk[1]	88,000,000	24,887
Cie. Générale des Établissements Michelin[1]	273,934	24,835
Genting Singapore PLC[1]	22,971,000	18,612
Hyundai Mobis Co., Ltd.[1]	85,000	18,091
Liberty Global PLC, Class A2	206,300	10,357
Liberty Global PLC, Class C2	144,900	7,000
Porsche Automobil Holding SE, nonvoting preferred[1]	212,300	17,250
Global Brands Group Holding Ltd.[1,2]	73,060,000	14,281
SEGA SAMMY HOLDINGS INC.[1]	1,020,000	13,086
Nissan Motor Co., Ltd.[1]	1,471,000	12,813
Hermès International[1]	33,622	11,989
Industria de Diseño Textil, SA1	417,500	11,963
Kia Motors Corp.[1]	230,000	10,867
Hyundai Motor Co.[1]	70,000	10,627
Kingfisher PLC[1]	1,896,000	9,991
Panasonic Corp.[1]	840,500	9,875
Bajaj Auto Ltd.[1]	181,000	6,950
Daily Mail and General Trust PLC, Class A, nonvoting[1]	135,000	1,733
		1,165,098
Health care 14.05%
Novartis AG1	3,642,900	335,028
Bayer AG1	1,819,055	248,682
Novo Nordisk A/S, Class B1	2,309,340	97,712
Grifols, SA, Class B, non-registered shares[1]	1,735,509	58,951
Grifols, SA, Class A, non-registered shares[1]	440,500	17,535
Grifols, SA, Class B (ADR)	396,845	13,489
Fresenius SE & Co. KGaA[1]	1,381,806	72,158
UCB SA1	900,000	68,301
Merck KGaA[1]	620,000	58,817
Fresenius Medical Care AG & Co. KGaA[1]	537,000	40,190
Teva Pharmaceutical Industries Ltd. (ADR)	635,000	36,519
Dr. Reddy’s Laboratories Ltd.[1]	400,000	20,577
Sonic Healthcare Ltd.[1]	681,000	10,227
Pharmstandard OJSC (GDR)[1,2]	705,600	4,246
Lupin Ltd.[1]	43,311	980
		1,083,412
Information technology 11.49%
Baidu, Inc., Class A (ADR)[2]	790,000	180,096
Samsung Electronics Co. Ltd.[1]	137,640	165,450
Murata Manufacturing Co., Ltd.[1]	757,100	82,701
ASML Holding NV1	617,834	66,192
Tencent Holdings Ltd.[1]	4,262,500	61,160
American Funds Insurance Series — International Fund — Page 21 of 147

Common stocks Information technology (continued)	Shares	Value (000)
Gemalto NV1	709,453	$57,952
MediaTek Inc.[1]	3,463,000	50,414
Nintendo Co., Ltd.[1]	476,100	49,620
NetEase, Inc. (ADR)	451,673	44,779
Alibaba Group Holding Ltd. (ADR)[2]	256,600	26,671
Samsung SDI Co., Ltd.[1]	254,899	26,501
Infineon Technologies AG1	1,508,440	16,172
Yandex NV, Class A2	852,600	15,313
Delta Electronics, Inc.[1]	2,269,623	13,486
Tech Mahindra Ltd.[1]	320,212	13,134
Keyence Corp.[1]	22,100	9,789
Mail.Ru Group Ltd. (GDR)[1,2]	400,000	6,460
		885,890
Industrials 11.01%
Ryanair Holdings PLC (ADR)[2]	1,654,800	117,937
SMC Corp.[1]	440,100	114,605
Jardine Matheson Holdings Ltd.[1]	1,217,600	74,092
Legrand SA1	1,180,000	61,772
Airbus Group NV1	1,140,514	56,646
KONE Oyj, Class B1	1,211,900	55,042
Schneider Electric SE1	647,950	47,081
Bureau Veritas SA1	1,941,096	42,863
Babcock International Group PLC[1]	2,374,615	38,851
easyJet PLC[1]	1,282,446	33,102
Hutchison Whampoa Ltd.[1]	2,779,000	31,816
Rolls-Royce Holdings PLC[1,2]	2,033,986	27,400
ASSA ABLOY AB, Class B1	498,000	26,318
Komatsu Ltd.[1]	1,008,000	22,347
China State Construction International Holdings Ltd.[1]	13,878,000	19,392
Groupe Eurotunnel SA1	1,288,727	16,636
Siemens AG1	143,300	16,252
DP World Ltd.	550,859	11,568
ITOCHU Corp.[1]	800,000	8,553
Rexel SA1	440,277	7,862
SGS SA1	3,700	7,544
VINCI, SA1	110,441	6,043
Andritz AG1	93,000	5,111
		848,833
Consumer staples 5.79%
Nestlé SA1	1,836,700	134,633
Pernod Ricard SA1	840,200	93,159
Associated British Foods PLC[1]	1,443,588	70,138
British American Tobacco PLC[1]	612,000	33,252
ITC Ltd.[1]	3,035,000	17,670
Japan Tobacco Inc.[1]	570,000	15,651
Danone SA1	226,867	14,925
PT Indofood Sukses Makmur Tbk[1]	24,400,000	13,302
Reckitt Benckiser Group PLC[1]	147,500	11,899
SABMiller PLC[1]	217,400	11,251
Orion Corp.[1]	10,790	9,924
Hypermarcas SA, ordinary nominative[2]	1,280,000	8,017
American Funds Insurance Series — International Fund — Page 22 of 147

Common stocks Consumer staples (continued)	Shares	Value (000)
Alimentation Couche-Tard Inc., Class B	184,500	$7,732
Treasury Wine Estates Ltd.[1]	1,341,000	5,217
		446,770
Materials 3.98%
Syngenta AG1	189,900	60,977
Rio Tinto PLC[1]	1,062,000	48,929
BASF SE1	421,000	35,589
Grasim Industries Ltd.[1]	502,785	26,921
Grasim Industries Ltd. (GDR)[1]	131,304	7,030
Linde AG1	181,100	33,779
Anhui Conch Cement Co. Ltd., Class H1	6,195,000	23,103
ArcelorMittal[1]	1,846,400	19,999
Fortescue Metals Group Ltd.[1]	6,495,000	14,313
Amcor Ltd.[1]	1,240,000	13,646
First Quantum Minerals Ltd.	630,000	8,953
Givaudan SA1	4,632	8,282
Akzo Nobel NV1	73,350	5,086
		306,607
Utilities 3.46%
Power Grid Corp. of India Ltd.[1]	68,214,040	148,711
ENN Energy Holdings Ltd.[1]	9,758,000	55,182
SSE PLC[1]	1,439,741	36,144
GDF SUEZ[1]	605,515	14,142
PT Perusahaan Gas Negara (Persero) Tbk[1]	25,650,000	12,355
		266,534
Telecommunication services 2.96%
SoftBank Corp.[1]	2,175,700	129,481
MTN Group Ltd.[1]	2,712,400	51,473
China Telecom Corp. Ltd., Class H1	32,600,000	19,158
TIM Participações SA, ordinary nominative	2,344,000	10,388
China Unicom (Hong Kong) Ltd.[1]	7,450,000	9,997
Intouch Holdings PCL[1]	3,391,000	8,073
Bayan Telecommunications Holdings Corp., Class A1,2,3	43,010	—
Bayan Telecommunications Holdings Corp., Class B1,2,3	14,199	—
		228,570
Energy 2.79%
Royal Dutch Shell PLC, Class B1	1,730,000	59,432
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	461,000	15,281
BG Group PLC[1]	2,926,700	38,957
Canadian Natural Resources, Ltd.	965,700	29,857
BP PLC[1]	4,373,437	27,770
INPEX CORP.[1]	1,898,000	21,059
Suncor Energy Inc.	261,000	8,290
Gazprom OJSC (ADR)[1]	1,713,500	7,925
Eni SpA[1]	397,035	6,934
		215,505
Miscellaneous 2.45%
Other common stocks in initial period of acquisition		188,732
Total common stocks (cost: $5,674,301,000)		7,147,074
American Funds Insurance Series — International Fund — Page 23 of 147

Bonds, notes & other debt instruments 0.62% U.S. Treasury bonds & notes 0.55% U.S. Treasury 0.55%	Principal amount (000)	Value (000)
U.S. Treasury 0.25% 2015	$28,200	$28,222
U.S. Treasury 0.375% 2015	14,100	14,114
Total U.S. Treasury bonds & notes		42,336
Bonds & notes of governments outside the U.S. 0.07%
Argentina (Republic of) 7.00% 2015	6,110	5,954
Total bonds, notes & other debt instruments (cost: $48,208,000)		48,290
Short-term securities 6.38%
American Honda Finance Corp. 0.11% due 2/9/2015	51,600	51,592
Bank of Nova Scotia 0.17%–0.18% due 1/13/2015–1/26/2015[4]	91,600	91,595
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.16%–0.21% due 1/6/2015–1/22/2015[4]	27,500	27,499
Canadian Imperial Holdings Inc. 0.20% due 1/26/2015	25,000	24,997
Fannie Mae 0.09% due 1/7/2015	9,600	9,600
Federal Home Loan Bank 0.09%–0.10% due 2/18/2015–4/17/2015	65,600	65,596
General Electric Co. 0.10% due 1/2/2015	14,800	14,800
GlaxoSmithKline Finance PLC 0.16% due 1/22/2015[4]	10,700	10,699
Mizuho Funding LLC 0.19%–0.21% due 1/5/2015–2/17/2015[4]	73,500	73,487
Nordea Bank AB 0.19% due 4/1/2015[4]	40,000	39,983
Old Line Funding, LLC 0.17%–0.24% due 1/26/2015–6/5/2015[4]	50,300	50,272
Svenska Handelsbanken Inc. 0.19% due 2/2/2015[4]	19,100	19,098
Toronto-Dominion Holdings USA Inc. 0.12% due 1/16/2015[4]	12,700	12,699
Total short-term securities (cost: $491,905,000)		491,917
Total investment securities 99.68% (cost: $6,214,414,000)		7,687,281
Other assets less liabilities 0.32%		24,573
Net assets 100.00%		$7,711,854
American Funds Insurance Series — International Fund — Page 24 of 147

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $6,549,203,000, which represented 84.92% of the net assets of the fund. This amount includes $6,542,173,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $303,632,000, which represented 3.94% of the net assets of the fund.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Bayan Telecommunications Holdings Corp., Class A	2/11/1998-8/31/1998	$104	$—	.00%
Bayan Telecommunications Holdings Corp., Class B	2/11/1998-8/31/1998	34	—	.00
Total private placement securities		$138	$—	.00%

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
GBP = British pounds
HKD = Hong Kong dollars
American Funds Insurance Series — International Fund — Page 25 of 147

New World Fund®
Investment portfolio
December 31, 2014
Common stocks 75.75% Information technology 13.41%	Shares	Value (000)
Alcatel-Lucent[1,2]	16,426,961	$58,319
Baidu, Inc., Class A (ADR)[1]	184,700	42,106
Google Inc., Class A1	37,400	19,847
Google Inc., Class C1	37,400	19,687
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	5,322,000	23,485
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	540,000	12,085
Murata Manufacturing Co., Ltd.[2]	301,000	32,879
Infosys Ltd.[2]	798,222	24,826
Cognizant Technology Solutions Corp., Class A1	435,000	22,907
AAC Technologies Holdings Inc.[2]	3,139,500	16,684
Mail.Ru Group Ltd. (GDR)[1,2]	737,359	11,908
Hexagon AB, Class B2	357,000	11,040
ASM Pacific Technology Ltd.[2]	1,141,800	10,855
Tencent Holdings Ltd.[2]	566,500	8,128
MasterCard Inc., Class A	90,000	7,754
Yandex NV, Class A1	299,214	5,374
EPAM Systems, Inc.[1]	90,500	4,321
Wirecard AG2	96,000	4,235
STMicroelectronics NV2	500,147	3,730
TDK Corp.[2]	59,000	3,476
OMRON Corp.[2]	55,000	2,465
		346,111
Financials 12.85%
ICICI Bank Ltd.[2]	5,603,830	31,125
ICICI Bank Ltd. (ADR)	1,000,000	11,550
AEON Financial Service Co., Ltd.[2]	1,740,000	34,016
Citigroup Inc.	560,000	30,302
Fibra Uno Administración, SA de CV	9,301,578	27,412
Housing Development Finance Corp. Ltd.[2]	1,353,000	24,205
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	2,230,000	23,103
American Tower Corp.	225,000	22,241
HDFC Bank Ltd. (ADR)	208,400	10,576
HDFC Bank Ltd.[2]	390,000	5,849
Kotak Mahindra Bank Ltd.[2]	823,886	16,404
Eurobank Ergasias SA1,2	58,050,000	12,900
Agricultural Bank of China, Class H2	24,315,000	12,212
Bangkok Bank PCL, nonvoting depository receipt[2]	1,800,000	10,566
IDFC Ltd.[2]	3,300,000	8,151
AIA Group Ltd.[2]	1,391,600	7,663
Banco Santander, SA1,2	872,813	7,298
Sberbank of Russia (ADR)[2]	1,150,000	4,621
Sberbank of Russia (ADR)	682,500	2,643
Piraeus Bank SA1,2	6,600,000	7,261
ACE Ltd.	54,000	6,204
Ping An Insurance (Group) Co. of China, Ltd., Class H2	538,000	5,439
American Funds Insurance Series — New World Fund — Page 26 of 147

Common stocks Financials (continued)	Shares	Value (000)
Prudential PLC[2]	181,320	$4,173
Metropolitan Bank & Trust Co.[2]	1,842,750	3,397
Banco Industrial e Comercial SA, preferred nominative	512,900	1,100
MMI Holdings Ltd.[2]	323,208	838
FirstRand Ltd.[2]	132,000	572
Ayala Land, Inc., preference shares[1,2]	15,000,000	34
China Construction Bank Corp., Class H2	535	—
		331,855
Consumer discretionary 12.33%
Naspers Ltd., Class N2	309,919	39,901
Domino’s Pizza, Inc.	418,000	39,363
Ctrip.com International, Ltd. (ADR)[1]	718,500	32,692
Maruti Suzuki India Ltd.[2]	519,500	27,311
Toyota Motor Corp.[2]	398,900	24,876
Arcos Dorados Holdings Inc., Class A	4,289,656	23,207
Zee Entertainment Enterprises Ltd.[2]	3,832,000	23,011
Melco International Development Ltd.[2]	8,155,000	17,854
Kroton Educacional SA, ordinary nominative	2,740,000	15,977
NIKE, Inc., Class B	117,000	11,250
Hyundai Mobis Co., Ltd.[2]	35,976	7,657
Hero MotoCorp Ltd.[2]	150,000	7,385
Nokian Renkaat Oyj[2]	300,000	7,348
JD.com, Inc., Class A (ADR)[1]	313,510	7,255
L’Occitane International SA2	2,715,000	6,832
Publicis Groupe SA2	89,807	6,432
Industria de Diseño Textil, SA2	180,000	5,157
Swatch Group Ltd, non-registered shares[2]	8,450	3,752
Swatch Group Ltd[2]	11,600	1,003
Dufry AG1,2	27,528	4,081
Mr Price Group Ltd.[2]	156,420	3,160
Wynn Macau, Ltd.[2]	997,000	2,779
		318,283
Consumer staples 8.80%
LT Group, Inc.[2]	104,395,900	28,302
Pernod Ricard SA2	208,900	23,162
Lenta Ltd. (GDR)[1,2]	3,267,900	22,088
ITC Ltd.[2]	3,715,000	21,630
Nestlé SA2	293,696	21,528
Magnit OJSC (GDR)[2]	388,100	17,501
Coca-Cola Co.	405,000	17,099
British American Tobacco PLC[2]	293,000	15,920
United Breweries Ltd.[2]	874,904	11,500
Grupo Nutresa SA	827,458	9,958
Kimberly-Clark de México, SAB de CV, Class A	3,900,000	8,483
Unilever NV, depository receipts[2]	200,000	7,857
Shoprite Holdings Ltd.[2]	450,000	6,514
Procter & Gamble Co.	60,000	5,465
PepsiCo, Inc.	50,000	4,728
SABMiller PLC[2]	63,500	3,286
Coca-Cola Icecek AS, Class C2	100,000	2,162
		227,183
American Funds Insurance Series — New World Fund — Page 27 of 147

Common stocks Health care 6.84%	Shares	Value (000)
Novo Nordisk A/S, Class B2	1,035,600	$43,818
Novartis AG2	280,500	25,797
Novartis AG (ADR)	134,000	12,416
Krka, dd, Novo mesto[2]	232,246	16,756
Merck & Co., Inc.	260,000	14,766
Cochlear Ltd.[2]	225,000	14,201
Teva Pharmaceutical Industries Ltd. (ADR)	200,000	11,502
AstraZeneca PLC[2]	128,000	9,004
Thermo Fisher Scientific Inc.	52,000	6,515
Grifols, SA, Class B (ADR)	97,473	3,313
Grifols, SA, Class A, non-registered shares[2]	73,576	2,929
PerkinElmer, Inc.	140,000	6,122
Hikma Pharmaceuticals PLC[2]	170,000	5,213
PT Kalbe Farma Tbk[2]	27,870,000	4,119
		176,471
Energy 6.70%
Reliance Industries Ltd.[2]	3,042,302	42,796
Royal Dutch Shell PLC, Class B2	600,000	20,612
Royal Dutch Shell PLC, Class B (ADR)	95,000	6,608
InterOil Corp.[1]	518,000	25,273
Oil Search Ltd.[2]	2,716,613	17,551
Galp Energia, SGPS, SA, Class B2	1,426,775	14,435
Pacific Rubiales Energy Corp.	1,770,600	10,958
Oil and Gas Development Co. Ltd.[2]	4,000,000	8,171
Cobalt International Energy, Inc.[1]	869,800	7,732
Noble Energy, Inc.	134,000	6,356
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	700,000	5,110
Africa Oil Corp.[1]	1,453,099	3,014
Africa Oil Corp.[1,2]	71,775	156
China Petroleum & Chemical Corp., Class H2	3,510,000	2,842
Oceaneering International, Inc.	21,000	1,235
African Petroleum Corp. Ltd.[1,2]	4,979,942	163
		173,012
Industrials 4.12%
Cummins Inc.	198,000	28,546
Airbus Group NV2	431,929	21,453
ASSA ABLOY AB, Class B2	330,886	17,486
Chart Industries, Inc.[1]	437,500	14,962
United Technologies Corp.	63,000	7,245
Rolls-Royce Holdings PLC[1,2]	480,000	6,466
Toshiba Corp.[2]	1,000,000	4,234
Spirax-Sarco Engineering PLC[2]	87,600	3,893
CIMC Enric Holdings Ltd.[2]	2,728,000	2,158
		106,443
Telecommunication services 2.76%
Reliance Communications Ltd.[1,2]	23,578,631	29,696
Globe Telecom, Inc.[2]	441,000	16,935
SoftBank Corp.[2]	282,200	16,794
China Telecom Corp. Ltd., Class H2	5,947,000	3,495
American Funds Insurance Series — New World Fund — Page 28 of 147

Common stocks Telecommunication services (continued)	Shares	Value (000)
Hellenic Telecommunications Organization SA1,2	247,500	$2,701
MegaFon OJSC (GDR)[2]	122,500	1,680
		71,301
Materials 1.92%
First Quantum Minerals Ltd.	1,297,000	18,431
Tianhe Chemicals Group Ltd.[1,2]	81,100,000	12,117
Holcim Ltd[2]	92,000	6,533
L’Air Liquide SA, bonus shares[2]	45,000	5,553
Glencore PLC[2]	850,000	3,913
Anhui Conch Cement Co. Ltd., Class H2	808,000	3,013
		49,560
Utilities 1.57%
Power Grid Corp. of India Ltd.[2]	7,459,630	16,262
Cheung Kong Infrastructure Holdings Ltd.[2]	1,020,000	7,517
China Resources Gas Group Ltd.[2]	2,400,000	6,208
Infraestructura Energética Nova, SAB de CV	1,139,700	5,701
ENN Energy Holdings Ltd.[2]	848,000	4,796
		40,484
Miscellaneous 4.45%
Other common stocks in initial period of acquisition		114,856
Total common stocks (cost: $1,833,406,000)		1,955,559
Preferred securities 0.04% Consumer discretionary 0.04%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	80,472,000	1,083
Total preferred securities (cost: $570,000)		1,083
Bonds, notes & other debt instruments 7.38% Bonds & notes of governments & government agencies outside the U.S. 5.79%	Principal amount (000)
Argentina (Republic of) 7.00% 2017	$7,395	7,041
Brazil (Federal Republic of) 10.00% 2017	BRL3,100	1,107
Brazil (Federal Republic of) 6.00% 2020[3]	2,925	1,079
Brazil (Federal Republic of) 10.00% 2023	3,010	999
Brazil (Federal Republic of) 10.00% 2025	1,990	652
Brazil (Federal Republic of) 6.00% 2045[3]	2,034	742
Colombia (Republic of), Series B, 5.00% 2018	COP4,541,700	1,862
Colombia (Republic of), Series B, 10.00% 2024	2,570,000	1,292
Colombia (Republic of), Series B, 6.00% 2028	8,470,300	3,110
Colombia (Republic of) Global 4.375% 2021	$1,100	1,166
Colombia (Republic of) Global 4.00% 2024	400	410
Colombia (Republic of) Global 6.125% 2041	1,100	1,325
Colombia (Republic of) Global 5.625% 2044	200	226
Croatian Government 6.75% 2019[4]	1,650	1,815
Croatian Government 6.625% 2020	880	969
Croatian Government 6.375% 2021[4]	1,000	1,098
Croatian Government 5.50% 2023[4]	200	208
Dominican Republic 9.04% 2018[4,5]	65	69
Dominican Republic 7.50% 2021[4,5]	1,000	1,101
American Funds Insurance Series — New World Fund — Page 29 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Dominican Republic 7.50% 2021[5]	$250	$275
Dominican Republic 8.625% 2027[4,5]	1,150	1,357
Dominican Republic 7.45% 2044[4]	3,525	3,872
Ghana (Republic of) 8.50% 2017	200	201
Ghana (Republic of) 8.125% 2026[4,5]	975	904
Greek Government 2.00%/3.00% 2023[6]	€105	81
Greek Government 2.00%/3.00% 2024[6]	105	80
Greek Government 2.00%/3.00% 2025[6]	105	76
Greek Government 2.00%/3.00% 2026[6]	105	73
Greek Government 2.00%/3.00% 2027[6]	105	71
Greek Government 2.00%/3.00% 2028[6]	105	69
Greek Government 2.00%/3.00% 2029[6]	190	123
Greek Government 2.00%/3.00% 2030[6]	190	122
Greek Government 2.00%/3.00% 2031[6]	190	121
Greek Government 2.00%/3.00% 2032[6]	190	119
Greek Government 2.00%/3.00% 2033[6]	190	119
Greek Government 2.00%/3.00% 2034[6]	190	118
Greek Government 2.00%/3.00% 2035[6]	190	117
Greek Government 2.00%/3.00% 2036[6]	260	159
Greek Government 2.00%/3.00% 2037[6]	260	157
Greek Government 2.00%/3.00% 2038[6]	260	158
Greek Government 2.00%/3.00% 2039[6]	260	159
Greek Government 2.00%/3.00% 2040[6]	260	159
Greek Government 2.00%/3.00% 2041[6]	260	159
Greek Government 2.00%/3.00% 2042[6]	260	160
Hungarian Government 4.00% 2019	$200	206
Hungarian Government 6.25% 2020	2,925	3,302
Hungarian Government 6.375% 2021	1,550	1,780
Hungarian Government 5.375% 2023	640	697
Hungarian Government, Series 23A, 6.00% 2023	HUF155,840	708
Hungarian Government 5.375% 2024	$200	217
Hungarian Government, Series 25B, 5.50% 2025	HUF269,160	1,191
India (Republic of) 7.28% 2019	INR200,000	3,108
India (Republic of) 8.83% 2023	110,000	1,835
India (Republic of) 8.60% 2028	40,000	674
Indonesia (Republic of) 5.875% 2020	$3,650	4,061
Indonesia (Republic of) 4.875% 2021[4]	3,000	3,184
Indonesia (Republic of) 4.875% 2021	605	642
Indonesia (Republic of) 8.25% 2021	IDR15,000,000	1,245
Indonesia (Republic of) 5.25% 2042	$1,100	1,115
Indonesia (Republic of) 4.625% 2043	500	466
Indonesia (Republic of) 6.75% 2044	1,745	2,164
Indonesia (Republic of) 6.75% 2044[4]	500	620
Kenya (Republic of) 6.875% 2024[4]	4,050	4,263
Kenya (Republic of) 6.875% 2024	1,000	1,053
Morocco Government 4.25% 2022	600	605
Morocco Government 4.25% 2022[4]	250	252
Morocco Government 5.50% 2042	2,300	2,398
Nigeria (Republic of) 5.125% 2018[4]	475	472
Nigeria (Republic of) 6.75% 2021[4]	910	935
Nigeria (Republic of) 6.375% 2023	2,200	2,172
Nigeria (Republic of) 6.375% 2023[4]	235	232
Panama (Republic of) Global 8.875% 2027	300	437
Panama (Republic of) Global 9.375% 2029	1,148	1,748
Panama (Republic of) Global 6.70% 2036[5]	859	1,115
American Funds Insurance Series — New World Fund — Page 30 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Peru (Republic of) 8.75% 2033	$864	$1,350
Peru (Republic of) 6.55% 2037[5]	782	1,019
Perusahaan Penerbit SBSN 4.35% 2024[4]	500	504
Philippines (Republic of) 4.95% 2021	PHP129,000	3,035
Philippines (Republic of) 5.50% 2026	$1,000	1,188
Philippines (Republic of) 7.75% 2031	2,235	3,227
Philippines (Republic of) 6.25% 2036	PHP50,000	1,258
Polish Government 5.00% 2022	$1,100	1,235
Polish Government, Series 102, 4.00% 2023	PLN3,800	1,210
Polish Government 4.00% 2024	$1,650	1,759
Russian Federation 6.20% 2018	RUB120,950	1,573
Russian Federation 7.50% 2030[5]	$2,260	2,349
Russian Federation 7.50% 2030[4,5]	2,231	2,319
Slovenia (Republic of) 4.75% 2018[4]	610	654
Slovenia (Republic of) 4.125% 2019[4]	200	210
Slovenia (Republic of) 5.85% 2023[4]	2,690	3,055
Slovenia (Republic of) 5.85% 2023	300	341
South Africa (Republic of) 5.50% 2020	200	220
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR21,325	1,836
South Africa (Republic of) 4.665% 2024	$950	988
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR29,800	2,009
Turkey (Republic of) 6.30% 2018	TRY1,200	495
Turkey (Republic of) 4.557% 2018[4]	$785	825
Turkey (Republic of) 3.50% 2019[3]	TRY542	253
Turkey (Republic of) 3.00% 2021[3]	1,362	632
Turkey (Republic of) 5.625% 2021	$2,500	2,759
Turkey (Republic of) 9.00% 2024	TRY700	324
Turkey (Republic of) 6.75% 2040	$2,000	2,477
Turkey (Republic of) 6.00% 2041	1,300	1,480
United Mexican States Government, Series M, 5.00% 2017	MXN10,000	695
United Mexican States Government, Series M10, 7.75% 2017	10,000	742
United Mexican States Government 2.50% 2020[3]	18,470	1,282
United Mexican States Government, Series M, 6.50% 2021	24,400	1,745
United Mexican States Government, Series M20, 10.00% 2024	23,500	2,090
United Mexican States Government Global 3.60% 2025	$1,650	1,652
United Mexican States Government 4.00% 2040[3]	MXN15,304	1,169
United Mexican States Government Global, Series A, 5.625% 2017	$1,152	1,253
United Mexican States Government Global, Series A, 5.125% 2020	3,210	3,547
United Mexican States Government Global, Series A, 3.625% 2022	2,100	2,150
United Mexican States Government Global, Series A, 4.00% 2023	3,800	3,947
United Mexican States Government Global, Series A, 6.05% 2040	1,280	1,572
United Mexican States Government Global 5.55% 2045	2,200	2,563
Uruguay (Republic of) 5.00% 2018[3]	UYU13,867	584
Uruguay (Republic of) 4.375% 2028[3,5]	13,204	545
Venezuela (Republic of) 9.25% 2027	$4,615	2,153
Venezuela (Republic of) 9.25% 2028	750	333
Zambia (Republic of) 5.375% 2022	1,450	1,345
Zambia (Republic of) 8.50% 2024[4]	1,200	1,316
		149,444
Corporate bonds & notes 0.92% Energy 0.41%
Ecopetrol SA 5.875% 2023	325	345
Ecopetrol SA 5.875% 2045	550	511
Gazprom OJSC 5.092% 2015[4]	1,275	1,253
American Funds Insurance Series — New World Fund — Page 31 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Gazprom OJSC 6.51% 2022[4]	$600	$540
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	1,800	2,088
Petróleos Mexicanos 5.50% 2021	845	919
Petróleos Mexicanos 4.875% 2022	1,435	1,506
Petróleos Mexicanos 3.50% 2023	420	403
Petróleos Mexicanos 6.50% 2041	500	576
Petróleos Mexicanos 5.50% 2044[4]	1,025	1,051
Petróleos Mexicanos 5.50% 2044	425	436
PTT Exploration & Production Ltd. 5.692% 2021[4]	400	445
Ras Laffan Liquefied Natural Gas II 5.298% 2020[4,5]	434	467
		10,540
Utilities 0.24%
AES Panamá, SA 6.35% 2016[4]	1,100	1,144
CEZ, a s 4.25% 2022[4]	945	1,009
Eskom Holdings Ltd. 5.75% 2021[4]	2,985	3,015
Eskom Holdings SOC Ltd. 5.75% 2021	1,000	1,010
		6,178
Financials 0.16%
Banco de Crédito del Perú 5.375% 2020[4]	100	109
Bank of India 3.625% 2018[4]	700	716
BBVA Bancomer SA 6.50% 2021[4]	1,075	1,169
HSBK (Europe) BV 7.25% 2021[4]	1,125	1,111
Magyar Export-Import Bank 4.00% 2020[4]	605	603
VEB Finance Ltd. 6.902% 2020	600	483
		4,191
Telecommunication services 0.08%
Digicel Group Ltd. 8.25% 2020[4]	600	585
Digicel Group Ltd. 6.00% 2021[4]	750	703
Digicel Group Ltd. 7.125% 2022[4]	800	746
		2,034
Industrials 0.02%
Brunswick Rail Finance Ltd. 6.50% 2017	850	374
Brunswick Rail Finance Ltd. 6.50% 2017[4]	550	242
		616
Consumer discretionary 0.01%
Grupo Televisa, SAB 7.25% 2043	MXN2,000	117
Total corporate bonds & notes		23,676
U.S. Treasury bonds & notes 0.67% U.S. Treasury 0.67%
U.S. Treasury 4.00% 2015	$17,200	17,281
Total U.S. Treasury bonds & notes		17,281
Total bonds, notes & other debt instruments (cost: $193,381,000)		190,401
American Funds Insurance Series — New World Fund — Page 32 of 147

Short-term securities 16.83%	Principal amount (000)	Value (000)
Abbott Laboratories 0.10% due 2/2/2015[4]	$10,000	$9,999
CAFCO, LLC 0.12% due 1/16/2015	25,000	24,999
Chevron Corp. 0.11%–0.14% due 2/9/2015–4/14/2015[4]	40,000	39,984
ExxonMobil Corp. 0.14% due 3/2/2015	5,000	4,999
Fannie Mae 0.05%–0.09% due 1/20/2015–5/4/2015	45,782	45,778
Federal Home Loan Bank 0.05%–0.11% due 1/16/2015–2/6/2015	109,600	109,598
General Electric Co. 0.10% due 1/2/2015	9,400	9,400
Intel Corp. 0.14% due 1/14/2015	20,000	19,999
KfW 0.11% due 1/16/2015[4]	12,600	12,599
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 1/9/2015[4]	10,000	10,000
Nordea Bank AB 0.18% due 1/8/2015[4]	12,300	12,300
Province of Ontario 0.10% due 2/13/2015	40,000	39,996
Sumitomo Mitsui Banking Corp. 0.12% due 1/13/2015[4]	14,900	14,899
Svenska Handelsbanken Inc. 0.20% due 2/20/2015[4]	20,000	19,996
Victory Receivables Corp. 0.17%–0.19% due 1/16/2015–1/28/2015[4]	60,000	59,995
Total short-term securities (cost: $434,535,000)		434,541
Total investment securities 100.00% (cost: $2,461,892,000)		2,581,584
Other assets less liabilities (0.00)%		(106)
Net assets 100.00%		$2,581,478
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,265,473,000, which represented 49.02% of the net assets of the fund. This amount includes $1,259,886,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $223,945,000, which represented 8.68% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Step bond; coupon rate will increase at a later date.

Key to abbreviations and symbol
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
COP = Colombian pesos
€ = Euros
HUF = Hungarian forints
IDR = Indonesian rupiah
INR = Indian rupees
MXN = Mexican pesos
PHP = Philippine pesos
PLN = Polish zloty
RUB = Russian rubles
TRY = Turkish lira
UYU = Uruguayan pesos
ZAR = South African rand
American Funds Insurance Series — New World Fund — Page 33 of 147

Blue Chip Income and Growth FundSM
Investment portfolio
December 31, 2014
Common stocks 96.20% Health care 16.59%	Shares	Value (000)
Amgen Inc.	2,694,600	$429,223
Gilead Sciences, Inc.[1]	3,197,735	301,418
AbbVie Inc.	1,664,800	108,944
Medtronic, Inc.	1,375,000	99,275
Teva Pharmaceutical Industries Ltd. (ADR)	1,202,000	69,127
Bristol-Myers Squibb Co.	1,125,000	66,409
Novartis AG (ADR)	708,500	65,650
Abbott Laboratories	850,000	38,267
Merck & Co., Inc.	500,000	28,395
		1,206,708
Industrials 15.00%
Precision Castparts Corp.	706,000	170,061
General Dynamics Corp.	1,060,900	146,001
CSX Corp.	3,372,000	122,168
United Parcel Service, Inc., Class B	850,000	94,494
Union Pacific Corp.	750,000	89,347
Cummins Inc.	473,100	68,207
Norfolk Southern Corp.	592,800	64,977
Illinois Tool Works Inc.	650,000	61,555
General Electric Co.	2,400,000	60,648
United Technologies Corp.	500,000	57,500
Rockwell Automation	450,000	50,040
Eaton Corp. PLC	600,000	40,776
PACCAR Inc	500,000	34,005
Waste Management, Inc.	600,000	30,792
		1,090,571
Information technology 13.49%
Apple Inc.	1,642,377	181,285
Western Union Co.	8,225,000	147,310
Texas Instruments Inc.	2,630,000	140,613
Cisco Systems, Inc.	5,015,000	139,492
Oracle Corp.	2,395,000	107,703
Google Inc., Class A1	66,760	35,427
Google Inc., Class C1	57,760	30,405
Microsoft Corp.	1,400,000	65,030
International Business Machines Corp.	330,000	52,945
Broadcom Corp., Class A	1,020,000	44,197
Intel Corp.	1,000,000	36,290
		980,697
Consumer staples 10.84%
Altria Group, Inc.	4,654,000	229,303
Philip Morris International Inc.	2,497,400	203,413
Kraft Foods Group, Inc.	1,076,666	67,464
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 34 of 147

Common stocks Consumer staples (continued)	Shares	Value (000)
Kimberly-Clark Corp.	500,000	$57,770
Mondelez International, Inc.	1,580,000	57,394
Coca-Cola Co.	1,250,000	52,775
ConAgra Foods, Inc.	1,200,000	43,536
Kellogg Co.	592,000	38,740
PepsiCo, Inc.	400,000	37,824
		788,219
Telecommunication services 8.90%
Verizon Communications Inc.	7,491,339	350,445
CenturyLink, Inc.	4,908,135	194,264
AT&T Inc.	3,060,000	102,785
		647,494
Consumer discretionary 7.99%
Johnson Controls, Inc.	3,546,000	171,414
General Motors Co.	3,625,000	126,549
Darden Restaurants, Inc.	2,045,000	119,898
Las Vegas Sands Corp.	1,234,000	71,769
Wynn Resorts, Ltd.	339,900	50,564
Royal Caribbean Cruises Ltd.	500,000	41,215
		581,409
Utilities 7.55%
Exelon Corp.	5,913,000	219,254
FirstEnergy Corp.	3,544,200	138,188
PG&E Corp.	2,413,000	128,468
Southern Co.	1,000,000	49,110
Xcel Energy Inc.	250,000	8,980
NextEra Energy, Inc.	50,000	5,315
		549,315
Energy 5.16%
Canadian Natural Resources, Ltd.	4,221,000	130,345
Cabot Oil & Gas Corp.	3,129,000	92,650
Royal Dutch Shell PLC, Class B (ADR)	750,000	52,170
Exxon Mobil Corp.	546,300	50,505
Kinder Morgan, Inc.	1,000,000	42,310
Baker Hughes Inc.	93,800	5,259
Chevron Corp.	20,000	2,244
		375,483
Materials 2.98%
Praxair, Inc.	688,000	89,137
Vale SA, Class A, preferred nominative (ADR)	7,002,000	50,835
Dow Chemical Co.	850,000	38,769
Celanese Corp., Series A	350,000	20,986
International Flavors & Fragrances Inc.	168,000	17,028
		216,755
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 35 of 147

Common stocks Financials 2.78%	Shares	Value (000)
JPMorgan Chase & Co.	1,870,000	$117,025
American International Group, Inc.	998,000	55,898
HSBC Holdings PLC (ADR)	618,749	29,223
		202,146
Miscellaneous 4.92%
Other common stocks in initial period of acquisition		357,685
Total common stocks (cost: $5,089,072,000)		6,996,482
Short-term securities 3.51%	Principal amount (000)
Abbott Laboratories 0.09% due 2/2/2015[2]	$ 25,000	24,998
CAFCO, LLC 0.12% due 1/16/2015	15,000	14,999
Coca-Cola Co. 0.11% due 1/22/2015[2]	15,000	14,999
Emerson Electric Co. 0.11% due 1/23/2015[2]	27,000	26,998
ExxonMobil Corp. 0.08% due 1/27/2015	24,100	24,098
Federal Farm Credit Banks 0.10% due 6/8/2015	25,100	25,088
Federal Home Loan Bank 0.11%–0.12% due 5/15/2015–5/22/2015	25,710	25,702
Freddie Mac 0.06%–0.10% due 2/5/2015–5/6/2015	54,100	54,093
General Electric Co. 0.10% due 1/2/2015	4,100	4,100
John Deere Capital Corp. 0.12% due 2/12/2015[2]	15,000	14,997
Jupiter Securitization Co., LLC 0.27% due 4/27/2015[2]	10,000	9,993
Kimberly-Clark Corp. 0.12% due 1/14/2015[2]	15,000	14,999
Total short-term securities (cost: $255,056,000)		255,064
Total investment securities 99.71% (cost: $5,344,128,000)		7,251,546
Other assets less liabilities 0.29%		21,338
Net assets 100.00%		$7,272,884
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $106,984,000, which represented 1.47% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 36 of 147

Global Growth and Income FundSM
Investment portfolio
December 31, 2014
Common stocks 95.00% Financials 21.91%	Shares	Value (000)
AXA SA1	1,834,360	$42,367
CME Group Inc., Class A	365,500	32,402
Wells Fargo & Co.	445,000	24,395
Banco Santander, SA1,2	2,746,403	22,965
ICICI Bank Ltd. (ADR)	1,575,000	18,191
Suncorp Group Ltd.[1]	1,495,191	17,038
Sun Hung Kai Properties Ltd.[1]	1,094,201	16,546
JPMorgan Chase & Co.	255,000	15,958
Oaktree Capital Group, LLC	285,000	14,772
Shinsei Bank, Ltd.[1]	8,060,000	14,071
McGraw Hill Financial, Inc.	145,500	12,947
Bankia, SA1,2	8,354,000	12,385
Ping An Insurance (Group) Co. of China, Ltd., Class H1	1,140,000	11,526
Iron Mountain Inc.	295,905	11,440
BNP Paribas SA1	194,031	11,402
Goldman Sachs Group, Inc.	55,200	10,699
W. R. Berkley Corp.	200,000	10,252
Sumitomo Mitsui Financial Group, Inc.[1]	280,000	10,117
Fairfax Financial Holdings Ltd. (CAD denominated)	19,000	9,956
Brookfield Property Partners LP	400,000	9,148
Blackstone Group LP	270,000	9,134
American Express Co.	92,000	8,560
Metropolitan Bank & Trust Co.[1]	4,200,000	7,743
KeyCorp	535,000	7,436
Howard Hughes Corp.[2]	54,000	7,043
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	678,997	7,034
AIA Group Ltd.[1]	1,220,000	6,718
HSBC Holdings PLC (GBP denominated)[1]	600,000	5,670
ORIX Corp.[1]	450,000	5,625
BM&FBOVESPA SA, ordinary nominative	1,250,000	4,632
Prudential PLC[1]	200,000	4,602
Deutsche Bank AG1	131,611	3,978
Tokyo Tatemono Co., Ltd.[1]	450,000	3,277
Macquarie International Infrastructure Fund Ltd.[1]	36,200,164	2,513
CenterState Banks, Inc.	60,945	726
		413,268
Consumer discretionary 12.38%
D.R. Horton, Inc.	1,000,000	25,290
Carnival Corp., units	475,000	21,532
Home Depot, Inc.	178,000	18,685
HUGO BOSS AG1	150,000	18,416
Amazon.com, Inc.[2]	49,400	15,331
Comcast Corp., Class A	255,000	14,792
Toll Brothers, Inc.[2]	400,000	13,708
Twenty-First Century Fox, Inc., Class A	335,000	12,866
American Funds Insurance Series — Global Growth and Income Fund — Page 37 of 147

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Toyota Motor Corp.[1]	156,000	$9,728
Zee Entertainment Enterprises Ltd.[1]	1,620,000	9,728
Don Quijote Holdings Co., Ltd.[1]	140,000	9,562
Daily Mail and General Trust PLC, Class A, nonvoting[1]	695,000	8,924
Carnival PLC[1]	165,000	7,450
Liberty Global PLC, Class C2	103,008	4,976
Liberty Global PLC, Class A2	41,312	2,074
ProSiebenSat.1 Media AG1	155,000	6,530
OPAP SA1	555,000	5,931
Maruti Suzuki India Ltd.[1]	110,000	5,783
Walt Disney Co.	60,000	5,651
GameStop Corp., Class A	165,000	5,577
SES SA, Class A (FDR)[1]	150,000	5,381
adidas AG1	40,700	2,837
Honda Motor Co., Ltd.[1]	95,000	2,763
		233,515
Information technology 11.99%
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	12,460,800	54,986
Microsoft Corp.	922,000	42,827
Cisco Systems, Inc.	920,000	25,590
Google Inc., Class C2	23,850	12,555
Google Inc., Class A2	18,400	9,764
ASM Pacific Technology Ltd.[1]	1,477,000	14,042
Avago Technologies Ltd.	125,000	12,573
TE Connectivity Ltd.	175,000	11,069
STMicroelectronics NV1	1,250,000	9,322
Alcatel-Lucent[1,2]	2,450,000	8,698
Halma PLC[1]	610,000	6,503
Nintendo Co., Ltd.[1]	60,000	6,253
Quanta Computer Inc.[1]	2,149,910	5,356
Wirecard AG1	110,000	4,852
Alibaba Group Holding Ltd. (ADR)[2]	17,000	1,767
		226,157
Industrials 11.95%
United Continental Holdings, Inc.[2]	500,000	33,445
Lockheed Martin Corp.	150,000	28,886
Geberit AG1	60,000	20,390
Meggitt PLC[1]	2,519,290	20,138
Abertis Infraestructuras, SA, Class A1	969,750	19,158
Masco Corp.	700,000	17,640
Airbus Group NV1	284,000	14,105
Rickmers Maritime[1,3]	54,840,000	11,584
Delta Air Lines, Inc.	220,000	10,822
Ryanair Holdings PLC (ADR)[2]	145,000	10,334
Wolseley PLC[1]	100,000	5,693
Caterpillar Inc.	60,000	5,492
United Technologies Corp.	42,000	4,830
Rolls-Royce Holdings PLC[1,2]	340,000	4,580
Cummins Inc.	30,000	4,325
Union Pacific Corp.	34,500	4,110
Randstad Holding NV1	83,817	4,031
American Funds Insurance Series — Global Growth and Income Fund — Page 38 of 147

Common stocks Industrials (continued)	Shares	Value (000)
Boeing Co.	30,000	$3,899
ASSA ABLOY AB, Class B1	36,000	1,902
		225,364
Health care 10.86%
Merck & Co., Inc.	1,233,900	70,073
Novartis AG1	349,000	32,097
Vertex Pharmaceuticals Inc.[2]	238,877	28,379
Pfizer Inc.	451,000	14,049
Novo Nordisk A/S, Class B1	197,500	8,356
Takeda Pharmaceutical Co. Ltd.[1]	200,000	8,299
UnitedHealth Group Inc.	75,000	7,582
Regeneron Pharmaceuticals, Inc.[2]	18,000	7,384
AstraZeneca PLC[1]	100,000	7,035
Medtronic, Inc.	86,000	6,209
Roche Holding AG1	20,000	5,421
Thermo Fisher Scientific Inc.	42,000	5,262
Boston Scientific Corp.[2]	355,000	4,704
		204,850
Telecommunication services 7.01%
Orange[1]	1,970,000	33,502
MTN Group Ltd.[1]	1,100,000	20,874
AT&T Inc.	525,000	17,635
TalkTalk Telecom Group PLC[1]	3,704,000	17,405
Globe Telecom, Inc.[1]	399,695	15,349
KDDI Corp.[1]	170,000	10,637
Verizon Communications Inc. (CDI)[1]	145,105	6,760
SoftBank Corp.[1]	106,000	6,308
TDC A/S1	508,958	3,879
		132,349
Consumer staples 6.15%
British American Tobacco PLC[1]	338,500	18,392
Philip Morris International Inc.	175,000	14,254
Procter & Gamble Co.	125,000	11,386
Alimentation Couche-Tard Inc., Class B	250,000	10,477
Imperial Tobacco Group PLC[1]	225,000	9,853
Walgreens Boots Alliance, Inc.	123,000	9,373
Unilever NV, depository receipts[1]	200,000	7,857
Associated British Foods PLC[1]	130,000	6,316
Nestlé SA1	79,700	5,842
PepsiCo, Inc.	60,000	5,674
Shiseido Co., Ltd.[1]	335,000	4,691
Seven & i Holdings Co., Ltd.[1]	120,000	4,329
LAWSON, INC.[1]	53,000	3,205
Booker Group PLC[1]	990,400	2,523
Avon Products, Inc.	190,000	1,784
		115,956
Materials 5.13%
Potash Corp. of Saskatchewan Inc.	841,000	29,704
Newmont Mining Corp.	1,000,000	18,900
Dow Chemical Co.	335,000	15,279
Nucor Corp.	150,000	7,358
American Funds Insurance Series — Global Growth and Income Fund — Page 39 of 147

Common stocks Materials (continued)	Shares	Value (000)
E.I. du Pont de Nemours and Co.	75,000	$5,546
Rio Tinto PLC[1]	113,000	5,206
Impala Platinum Holdings Ltd.[1,2]	685,648	4,468
Grasim Industries Ltd.[1]	70,000	3,748
Fletcher Building Ltd.[1]	550,000	3,547
Cliffs Natural Resources Inc.	431,000	3,077
		96,833
Utilities 4.24%
Exelon Corp.	500,000	18,540
EDP - Energias de Portugal, SA1	4,220,000	16,320
NRG Yield, Inc., Class A	337,800	15,924
ENN Energy Holdings Ltd.[1]	1,888,000	10,677
Power Assets Holdings Ltd.[1]	640,500	6,188
PG&E Corp.	90,500	4,818
National Grid PLC[1]	310,000	4,419
NextEra Energy Partners, LP, restricted-voting shares	94,100	3,176
		80,062
Energy 3.38%
Coal India Ltd.[1]	1,500,000	9,105
Royal Dutch Shell PLC, Class A (ADR)	130,000	8,703
Enbridge Inc.	156,578	8,051
ConocoPhillips	75,000	5,180
Oil Search Ltd.[1]	764,000	4,936
Peyto Exploration & Development Corp.	157,000	4,523
Noble Energy, Inc.	90,000	4,269
Crescent Point Energy Corp.	180,000	4,169
Chevron Corp.	36,800	4,128
Galp Energia, SGPS, SA, Class B1	355,000	3,592
BG Group PLC[1]	240,000	3,195
Plains GP Holdings, LP, Class A	96,200	2,470
PrairieSky Royalty Ltd.	53,900	1,420
		63,741
Total common stocks (cost: $1,482,814,000)		1,792,095
Preferred securities 0.02% Consumer discretionary 0.02%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	34,020,000	458
Total preferred securities (cost: $256,000)		458
Rights & warrants 0.01% Financials 0.01%
Sun Hung Kai Properties Ltd, warrants, expire 2016[2]	51,071	129
Total rights & warrants (cost: $0)		129
American Funds Insurance Series — Global Growth and Income Fund — Page 40 of 147

Convertible bonds 0.06% Consumer discretionary 0.06%	Principal amount (000)	Value (000)
MGM Resorts International 4.25% convertible notes 2015	$939	$1,111
Total convertible bonds (cost: $927,000)		1,111
Bonds, notes & other debt instruments 0.75% U.S. Treasury bonds & notes 0.38% U.S. Treasury 0.38%
U.S. Treasury 0.25% 2015	6,805	6,810
U.S. Treasury 0.25% 2015	400	400
Total U.S. Treasury bonds & notes		7,210
Corporate bonds & notes 0.37% Consumer discretionary 0.29%
Royal Caribbean Cruises Ltd. 11.875% 2015	5,100	5,381
Telecommunication services 0.08%
NII Capital Corp. 8.875% 2019[4]	575	204
NII Capital Corp. 11.375% 2019[4,5]	800	580
NII Capital Corp. 7.625% 2021[4]	3,625	689
		1,473
Total corporate bonds & notes		6,854
Total bonds, notes & other debt instruments (cost: $16,339,000)		14,064
Short-term securities 3.52%
Fannie Mae 0.15% due 7/1/2015	11,900	11,892
General Electric Co. 0.10% due 1/2/2015	10,000	10,000
Mitsubishi UFJ Trust and Banking Corp. 0.16% due 1/15/2015[5]	29,100	29,098
Mizuho Funding LLC 0.19% due 1/5/2015[5]	15,500	15,500
Total short-term securities (cost: $66,489,000)		66,490
Total investment securities 99.36% (cost: $1,566,825,000)		1,874,347
Other assets less liabilities 0.64%		12,004
Net assets 100.00%		$1,886,351

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $817,501,000, which represented 43.34% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $45,178,000, which represented 2.39% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts	GBP = British pounds
CDI = CREST Depository Interest	CAD = Canadian dollars
FDR = Fiduciary Depositary Receipts
American Funds Insurance Series — Global Growth and Income Fund — Page 41 of 147

Growth-Income FundSM
Investment portfolio
December 31, 2014
Common stocks 91.60% Health care 17.32%	Shares	Value (000)
Amgen Inc.	5,356,100	$853,173
Gilead Sciences, Inc.[1]	7,759,200	731,382
Alexion Pharmaceuticals, Inc.[1]	1,590,000	294,198
Express Scripts Holding Co.[1]	2,600,309	220,168
Stryker Corp.	2,185,011	206,112
Merck & Co., Inc.	3,626,080	205,925
UnitedHealth Group Inc.	1,766,396	178,565
Illumina, Inc.[1]	948,000	174,982
Humana Inc.	1,193,600	171,437
Edwards Lifesciences Corp.[1]	1,193,900	152,079
Hologic, Inc.[1]	5,661,300	151,383
Cardinal Health, Inc.	1,800,000	145,314
Quest Diagnostics Inc.	1,939,800	130,083
Endo International PLC[1]	1,671,000	120,512
Bayer AG2	672,000	91,869
AbbVie Inc.	1,300,000	85,072
Thermo Fisher Scientific Inc.	606,000	75,926
BioMarin Pharmaceutical Inc.[1]	725,000	65,540
Pfizer Inc.	1,995,851	62,171
St. Jude Medical, Inc.	933,285	60,691
Bristol-Myers Squibb Co.	950,500	56,108
Novartis AG2	485,150	44,618
Medtronic, Inc.	600,000	43,320
Boston Scientific Corp.[1]	2,900,000	38,425
Abbott Laboratories	781,800	35,197
		4,394,250
Information technology 16.43%
Texas Instruments Inc.	12,199,259	652,233
Google Inc., Class A1	606,000	321,580
Google Inc., Class C1	577,600	304,049
Oracle Corp.	10,356,500	465,732
Microsoft Corp.	8,090,000	375,781
Yahoo! Inc.[1]	5,038,000	254,469
Apple Inc.	2,246,300	247,947
Accenture PLC, Class A	2,068,500	184,738
Intuit Inc.	1,989,400	183,403
Broadcom Corp., Class A	3,201,500	138,721
Intel Corp.	3,000,000	108,870
Autodesk, Inc.[1]	1,800,000	108,108
Adobe Systems Inc.[1]	1,220,000	88,694
KLA-Tencor Corp.	1,250,000	87,900
Infosys Ltd.[2]	1,540,000	47,896
Infosys Ltd. (ADR)	802,200	25,237
Tata Consultancy Services Ltd.[2]	1,800,000	72,887
Automatic Data Processing, Inc.	847,600	70,664
American Funds Insurance Series — Growth-Income Fund — Page 42 of 147

Common stocks Information technology (continued)	Shares	Value (000)
MercadoLibre, Inc.	402,000	$51,323
NetApp, Inc.	1,213,690	50,307
VeriSign, Inc.[1]	840,900	47,931
Visa Inc., Class A	161,900	42,450
Linear Technology Corp.	900,000	41,040
Mobileye NV1	985,200	39,960
Computer Sciences Corp.	623,000	39,280
Avago Technologies Ltd.	377,900	38,013
Motorola Solutions, Inc.	450,000	30,186
SAP SE2	239,500	16,934
Nintendo Co., Ltd.[2]	75,000	7,817
First Solar, Inc.[1]	170,000	7,581
Verint Systems Inc.[1]	125,924	7,339
Western Union Co.	400,000	7,164
Comverse, Inc.[1]	97,000	1,822
		4,168,056
Consumer discretionary 13.03%
Amazon.com, Inc.[1]	1,898,800	589,293
Home Depot, Inc.	3,200,000	335,904
Time Warner Inc.	3,525,000	301,105
Comcast Corp., Class A	3,962,500	229,865
Comcast Corp., Class A, special nonvoting shares	1,000,000	57,565
General Motors Co.	6,952,256	242,703
Royal Caribbean Cruises Ltd.	1,983,000	163,459
Carnival Corp., units	3,320,000	150,496
Newell Rubbermaid Inc.	3,671,300	139,840
Johnson Controls, Inc.	2,437,730	117,840
Fiat Chrysler Automobiles NV1,2	9,000,000	103,279
Netflix, Inc.[1]	282,300	96,436
Daily Mail and General Trust PLC, Class A, nonvoting[2]	6,400,000	82,178
Daimler AG2	949,800	79,242
Twenty-First Century Fox, Inc., Class A	2,006,200	77,048
Sirius XM Holdings Inc.[1]	21,377,000	74,819
Ryohin Keikaku Co., Ltd.[2]	604,500	74,694
Bajaj Auto Ltd.[2]	1,888,000	72,497
Toyota Motor Corp.[2]	900,000	56,124
Delphi Automotive PLC	747,500	54,358
Cedar Fair, LP	1,031,500	49,337
Starbucks Corp.	579,800	47,573
NIKE, Inc., Class B	402,600	38,710
Marks and Spencer Group PLC[2]	4,879,000	36,023
Garmin Ltd.	650,100	34,345
Motors Liquidation Co. GUC Trust[1]	21,864	421
		3,305,154
Industrials 9.51%
CSX Corp.	8,124,200	294,340
General Dynamics Corp.	1,909,300	262,758
Precision Castparts Corp.	969,800	233,605
Nielsen NV	4,401,039	196,859
Waste Management, Inc.	3,138,000	161,042
Union Pacific Corp.	1,081,200	128,803
Towers Watson & Co., Class A	1,127,802	127,633
Cummins Inc.	859,000	123,842
American Funds Insurance Series — Growth-Income Fund — Page 43 of 147

Common stocks Industrials (continued)	Shares	Value (000)
Schneider Electric SE2	1,301,100	$94,540
Siemens AG (ADR)	391,000	43,792
Siemens AG2	378,400	42,914
Rockwell Automation	767,600	85,357
United Technologies Corp.	699,600	80,454
Norfolk Southern Corp.	685,000	75,083
3M Co.	442,700	72,745
Verisk Analytics, Inc., Class A1	1,100,000	70,455
United Parcel Service, Inc., Class B	621,400	69,081
Republic Services, Inc.	1,430,000	57,558
Caterpillar Inc.	590,000	54,003
Zodiac Aerospace SA2	1,201,100	40,534
ABB Ltd[2]	1,820,500	38,507
United Continental Holdings, Inc.[1]	553,322	37,012
Lockheed Martin Corp.	109,900	21,163
		2,412,080
Financials 7.87%
Crown Castle International Corp.	2,808,200	221,005
State Street Corp.	2,534,500	198,958
Marsh & McLennan Companies, Inc.	3,426,100	196,110
JPMorgan Chase & Co.	2,455,300	153,653
Weyerhaeuser Co.[1]	3,784,541	135,827
Wells Fargo & Co.	2,410,900	132,165
Principal Financial Group, Inc.	2,200,000	114,268
Goldman Sachs Group, Inc.	555,000	107,576
HSBC Holdings PLC (HKD denominated)[2]	7,241,433	68,893
HSBC Holdings PLC (ADR)	769,270	36,333
Intercontinental Exchange, Inc.	463,533	101,648
Iron Mountain Inc.	2,570,121	99,361
American International Group, Inc.	1,665,000	93,257
Barclays PLC[2]	20,543,750	77,234
Aon PLC, Class A	725,700	68,818
Moody’s Corp.	447,458	42,871
U.S. Bancorp	745,000	33,488
Bank of New York Mellon Corp.	805,000	32,659
Citigroup Inc.	600,000	32,466
Prudential Financial, Inc.	300,000	27,138
UBS Group AG1,2	1,343,666	23,097
		1,996,825
Materials 6.80%
Celanese Corp., Series A	5,930,400	355,587
Dow Chemical Co.	6,573,500	299,817
Monsanto Co.	1,980,243	236,580
Mosaic Co.	2,903,500	132,545
Valspar Corp.	1,433,600	123,978
Freeport-McMoRan Inc.	4,625,800	108,059
Vale SA, Class A, preferred nominative (ADR)	13,303,200	96,581
Praxair, Inc.	722,000	93,542
Rio Tinto PLC[2]	1,742,000	80,258
International Flavors & Fragrances Inc.	762,000	77,236
Rockwood Holdings, Inc.	960,600	75,695
American Funds Insurance Series — Growth-Income Fund — Page 44 of 147

Common stocks Materials (continued)	Shares	Value (000)
Koninklijke DSM NV2	419,424	$25,504
ArcelorMittal[2]	1,675,000	18,142
		1,723,524
Energy 6.65%
ConocoPhillips	3,334,460	230,278
EOG Resources, Inc.	2,341,300	215,563
Royal Dutch Shell PLC, Class A (ADR)	3,016,000	201,921
Schlumberger Ltd.	2,055,000	175,518
Chevron Corp.	1,223,200	137,219
FMC Technologies, Inc.[1]	2,687,300	125,873
BP PLC[2]	15,199,845	96,515
Apache Corp.	1,370,000	85,858
Baker Hughes Inc.	1,502,600	84,251
Veresen Inc.	5,120,000	80,912
Devon Energy Corp.	1,000,000	61,210
Golar LNG Ltd.	1,569,000	57,221
BG Group PLC[2]	3,212,000	42,754
Tullow Oil PLC[2]	6,204,000	39,254
Eni SpA[2]	2,239,795	39,118
Cobalt International Energy, Inc.[1]	1,465,200	13,026
		1,686,491
Consumer staples 6.42%
Philip Morris International Inc.	4,627,444	376,905
Altria Group, Inc.	4,050,700	199,578
Coca-Cola Co.	4,708,400	198,789
CVS/Caremark Corp.	1,670,000	160,838
Walgreens Boots Alliance, Inc.	1,500,000	114,300
PepsiCo, Inc.	998,419	94,410
Avon Products, Inc.	9,936,100	93,300
Pernod Ricard SA2	826,600	91,651
Herbalife Ltd.	2,360,000	88,972
L’Oréal SA, bonus shares[2]	470,000	78,907
Asahi Group Holdings, Ltd.[2]	2,122,000	65,498
Mondelez International, Inc.	1,774,400	64,455
		1,627,603
Telecommunication services 1.61%
Verizon Communications Inc.	6,731,501	314,900
CenturyLink, Inc.	2,018,200	79,880
T-Mobile US, Inc.[1]	515,000	13,874
		408,654
Utilities 0.97%
Sempra Energy	1,455,000	162,029
Exelon Corp.	2,263,650	83,936
		245,965
Miscellaneous 4.99%
Other common stocks in initial period of acquisition		1,265,338
Total common stocks (cost: $15,610,703,000)		23,233,940
American Funds Insurance Series — Growth-Income Fund — Page 45 of 147

Rights & warrants 0.02% Consumer discretionary 0.02%	Shares	Value (000)
General Motors Co., Series A, warrants, expire 2016[1]	85,694	$2,165
General Motors Co., Series B, warrants, expire 2019[1]	85,694	1,468
Total rights & warrants (cost: $3,908,000)		3,633
Convertible stocks 0.04% Financials 0.04%
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred[3]	6,000	9,007
Total convertible stocks (cost: $6,000,000)		9,007
Convertible bonds 0.12% Information technology 0.12%	Principal amount (000)
VeriSign, Inc. 3.25% convertible note 2037	$18,020	30,961
Total convertible bonds (cost: $27,669,000)		30,961
Bonds, notes & other debt instruments 0.17% Corporate bonds & notes 0.11% Telecommunication services 0.07%
Sprint Nextel Corp. 9.125% 2017	13,000	14,332
Sprint Nextel Corp. 11.50% 2021	3,700	4,468
		18,800
Financials 0.04%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[4]	8,214	8,882
Total corporate bonds & notes		27,682
U.S. Treasury bonds & notes 0.06% U.S. Treasury 0.06%
U.S. Treasury 0.25% 2015	14,925	14,935
Total U.S. Treasury bonds & notes		14,935
Total bonds, notes & other debt instruments (cost: $40,155,000)		42,617
Short-term securities 8.10%
Abbott Laboratories 0.10%–0.14% due 1/12/2015–2/24/2015[5]	$88,400	88,392
Apple Inc. 0.13% due 1/8/2015[5]	17,200	17,200
Army and Air Force Exchange Service 0.11%–0.12% due 2/2/2015–2/17/2015[5]	50,000	49,992
Caterpillar Financial Services Corp. 0.12% due 2/19/2015	70,100	70,085
Chariot Funding, LLC 0.22% due 4/16/2015[5]	50,000	49,974
Chevron Corp. 0.10%–0.12% due 1/12/2015–2/24/2015[5]	94,600	94,593
Coca-Cola Co. 0.10%–0.19% due 1/15/2015–5/8/2015[5]	117,800	117,760
Emerson Electric Co. 0.09%–0.10% due 1/16/2015–2/26/2015[5]	76,300	76,289
ExxonMobil Corp. 0.10% due 2/9/2015	30,900	30,895
Fannie Mae 0.07%–0.15% due 3/2/2015–10/5/2015	183,900	183,795
Federal Home Loan Bank 0.05%–0.17% due 1/14/2015–10/5/2015	585,200	585,112
Freddie Mac 0.09%–0.17% due 1/6/2015–11/3/2015	321,800	321,632
General Electric Capital Corp. 0.13%–0.19% due 1/23/2015–2/20/2015	125,000	124,991
General Electric Co. 0.10% due 1/2/2015	900	900
John Deere Capital Corp. 0.09%–0.10% due 1/8/2015–1/22/2015[5]	73,000	72,995
American Funds Insurance Series — Growth-Income Fund — Page 46 of 147

Short-term securities	Principal amount (000)	Value (000)
Paccar Financial Corp. 0.11% due 1/20/2015	$32,500	$32,497
Procter & Gamble Co. 0.08% due 1/22/2015–1/23/2015[5]	53,100	53,098
U.S. Treasury Bills 0.13% due 6/25/2015	7,600	7,597
United Parcel Service Inc. 0.13% due 1/2/2015[5]	45,700	45,700
Walt Disney Co. 0.09% due 2/13/2015[5]	32,650	32,645
Total short-term securities (cost: $2,056,061,000)		2,056,142
Total investment securities 100.05% (cost: $17,744,496,000)		25,376,300
Other assets less liabilities (0.05)%		(12,752)
Net assets 100.00%		$25,363,548
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,838,773,000, which represented 7.25% of the net assets of the fund. This amount includes $1,759,866,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $698,638,000, which represented 2.75% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred	6/28/2012	$6,000	$9,007.04%

Key to abbreviations
ADR = American Depositary Receipts
HKD = Hong Kong dollars
American Funds Insurance Series — Growth-Income Fund — Page 47 of 147

International Growth and Income FundSM
Investment portfolio
December 31, 2014
Common stocks 90.06% Financials 23.43%	Shares	Value (000)
Prudential PLC[1]	1,049,574	$24,153
Aviva PLC[1]	2,081,000	15,593
Wharf (Holdings) Ltd.[1]	2,071,000	14,872
Siam Commercial Bank PCL[1]	2,665,000	14,724
Barclays PLC[1]	3,872,500	14,559
BNP Paribas SA1	233,700	13,733
St. James’s Place PLC[1]	1,048,000	13,170
Cheung Kong (Holdings) Ltd.[1]	610,000	10,179
Banco Bilbao Vizcaya Argentaria, SA1	635,533	5,981
Banco Bilbao Vizcaya Argentaria, SA (ADR)	320,944	3,014
Axis Bank Ltd.[1]	906,000	7,158
Assicurazioni Generali SpA[1]	340,000	6,948
Japan Real Estate Investment Corp.[1]	1,432	6,892
Banco Santander, SA1,2	822,244	6,875
Mitsubishi UFJ Financial Group, Inc.[1]	1,205,000	6,605
Credit Suisse Group AG1	240,219	6,022
Fibra Uno Administración, SA de CV	1,975,000	5,820
Toronto-Dominion Bank	113,000	5,399
Legal & General Group PLC[1]	1,390,000	5,339
Link Real Estate Investment Trust[1]	821,000	5,125
HDFC Bank Ltd.[1]	333,000	4,994
Mitsui Fudosan Co., Ltd.[1]	172,000	4,626
HSBC Holdings PLC (HKD denominated)[1]	461,368	4,389
Bank of Ireland[1,2]	11,762,000	4,380
Standard Life PLC[1]	647,120	3,986
Sampo Oyj, Class A1	82,700	3,878
PT Bank Rakyat Indonesia (Persero) Tbk[1]	4,084,000	3,803
Investor AB, Class B1	93,600	3,392
Svenska Handelsbanken AB, Class A1	67,500	3,152
Bankia, SA1,2	1,908,000	2,829
Sberbank of Russia (ADR)[1]	580,500	2,333
Sberbank of Russia (GDR)[1,3]	116,832	469
ING Groep NV, depository receipts[1,2]	109,000	1,411
BM&FBOVESPA SA, ordinary nominative	110,800	411
		236,214
Utilities 12.75%
EDP - Energias de Portugal, SA1	8,130,084	31,443
SSE PLC[1]	1,056,225	26,516
Fortum Oyj[1]	865,793	18,709
National Grid PLC[1]	1,044,870	14,895
ENDESA, SA1	650,236	12,915
Power Assets Holdings Ltd.[1]	1,013,000	9,786
PT Perusahaan Gas Negara (Persero) Tbk[1]	15,009,239	7,230
American Funds Insurance Series — International Growth and Income Fund — Page 48 of 147

Common stocks Utilities (continued)	Shares	Value (000)
ENN Energy Holdings Ltd.[1]	858,000	$4,852
Power Grid Corp. of India Ltd.[1]	1,000,853	2,182
		128,528
Consumer discretionary 12.30%
H & M Hennes & Mauritz AB, Class B1	460,700	19,111
HUGO BOSS AG1	84,900	10,423
Numericable Group SA, non-registered shares[1,2]	210,435	10,377
L’Occitane International SA1	2,840,000	7,147
Daily Mail and General Trust PLC, Class A, nonvoting[1]	543,600	6,980
Barratt Developments PLC[1]	879,000	6,401
Crown Resorts Ltd.[1]	564,000	5,794
Genting Singapore PLC[1]	7,083,000	5,739
SJM Holdings Ltd.[1]	3,148,000	4,978
WPP PLC[1]	221,600	4,597
ProSiebenSat.1 Media AG1	107,549	4,531
Inchcape PLC[1]	373,000	4,175
Rightmove PLC[1]	119,000	4,143
Liberty Global PLC, Class C2	57,700	2,787
Liberty Global PLC, Class A2	18,500	929
Whitbread PLC[1]	44,297	3,269
adidas AG1	46,000	3,206
PT Surya Citra Media Tbk[1]	11,260,000	3,184
Galaxy Entertainment Group Ltd.[1]	550,000	3,062
RTL Group SA, non-registered shares[1]	32,100	3,050
Sands China Ltd.[1]	486,000	2,364
Daimler AG1	24,700	2,061
Ladbrokes PLC[1]	938,100	1,602
Porsche Automobil Holding SE, nonvoting preferred[1]	18,500	1,503
Li & Fung Ltd.[1]	1,146,900	1,073
Golden Eagle Retail Group Ltd.[1]	427,000	479
Volkswagen AG, nonvoting preferred[1]	1,873	418
Kingfisher PLC[1]	68,900	363
Global Brands Group Holding Ltd.[1,2]	1,146,900	224
		123,970
Consumer staples 10.81%
Philip Morris International Inc.	348,000	28,345
British American Tobacco PLC[1]	292,400	15,887
Imperial Tobacco Group PLC[1]	317,000	13,882
Japan Tobacco Inc.[1]	396,600	10,890
CALBEE, Inc.[1]	284,400	9,818
Nestlé SA1	124,000	9,089
Glanbia PLC[1]	428,000	6,572
Associated British Foods PLC[1]	129,700	6,301
Pernod Ricard SA1	49,250	5,461
Orion Corp.[1]	3,000	2,759
		109,004
Health care 10.60%
Novartis AG1	393,870	36,223
Glenmark Pharmaceuticals Ltd.[1]	1,180,000	14,351
Orion Oyj, Class B1	429,600	13,337
Sonic Healthcare Ltd.[1]	618,000	9,281
Bayer AG1	49,500	6,767
American Funds Insurance Series — International Growth and Income Fund — Page 49 of 147

Common stocks Health care (continued)	Shares	Value (000)
UCB SA1	85,200	$6,466
Fresenius SE & Co. KGaA[1]	111,000	5,796
Novo Nordisk A/S, Class B1	136,430	5,773
Grifols, SA, Class B, non-registered shares[1]	166,000	5,639
Fresenius Medical Care AG & Co. KGaA[1]	43,100	3,226
		106,859
Industrials 7.83%
easyJet PLC[1]	580,489	14,983
ASSA ABLOY AB, Class B1	206,800	10,929
Ryanair Holdings PLC (ADR)[2]	106,000	7,555
BAE Systems PLC[1]	1,000,000	7,300
Rolls-Royce Holdings PLC[1,2]	525,000	7,072
Jardine Matheson Holdings Ltd.[1]	115,000	6,998
Bunzl PLC[1]	170,752	4,655
Deutsche Post AG1	141,000	4,613
Hutchison Whampoa Ltd.[1]	347,000	3,973
Schneider Electric SE1	45,314	3,292
AB Volvo, Class B1	249,800	2,698
Babcock International Group PLC[1]	164,300	2,688
Andritz AG1	40,000	2,198
		78,954
Energy 4.48%
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	389,000	12,894
Veresen Inc.	692,000	10,936
BP PLC[1]	1,336,800	8,488
BG Group PLC[1]	474,000	6,309
Suncor Energy Inc.	123,987	3,938
Canadian Natural Resources, Ltd.	83,000	2,566
		45,131
Materials 3.18%
Syngenta AG1	29,080	9,338
Fortescue Metals Group Ltd.[1]	3,175,000	6,997
Rio Tinto PLC[1]	115,000	5,298
Vale SA, Class A, preferred nominative (ADR)	429,185	3,116
Amcor Ltd.[1]	282,000	3,103
BASF SE1	31,200	2,637
Rexam PLC[1]	231,111	1,625
		32,114
Telecommunication services 3.15%
China Mobile Ltd.[1]	700,000	8,223
Intouch Holdings PCL[1]	1,983,000	4,721
Advanced Info Service PCL[1]	530,400	4,039
Bharti Infratel Ltd.[1]	620,000	3,306
China Communications Services Corp. Ltd., Class H1	7,054,800	3,302
Singapore Telecommunications Ltd.[1]	1,075,000	3,156
OJSC Mobile TeleSystems (ADR)	362,500	2,603
TeliaSonera AB1	377,000	2,424
		31,774
American Funds Insurance Series — International Growth and Income Fund — Page 50 of 147

Common stocks Information technology 1.53%	Shares	Value (000)
Delta Electronics, Inc.[1]	1,380,760	$8,204
Youku Tudou Inc., Class A (ADR)[2]	265,378	4,726
Yandex NV, Class A2	100,000	1,796
Mail.Ru Group Ltd. (GDR)[1,2]	45,000	727
		15,453
Total common stocks (cost: $865,333,000)		908,001
Rights & warrants 0.01% Financials 0.01%
Banco Bilbao Vizcaya Argentaria, SA, rights, non-registered shares, expire 2015[1,2]	635,533	61
Total rights & warrants (cost: $62,000)		61
Convertible bonds 0.25% Financials 0.25%	Principal amount (000)
Bank of Ireland 10.00% convertible notes 2016	€1,950	2,556
Total convertible bonds (cost: $2,560,000)		2,556
Bonds, notes & other debt instruments 0.92% Corporate bonds & notes 0.54% Telecommunication services 0.36%
Altice Finco SA, First Lien, 7.75% 2022[3]	$450	452
América Móvil, SAB de CV 8.46% 2036	MXN18,100	1,237
MTS International Funding Ltd. 8.625% 2020	$1,050	1,034
Numericable Group SA, First Lien, 6.00% 2022[3]	950	956
		3,679
Energy 0.09%
Gazprom OJSC 4.95% 2022[3]	825	673
Gazprom OJSC, Series 9, 6.51% 2022	270	243
		916
Financials 0.09%
Bank of Ireland 10.24% (undated)	€680	866
Total corporate bonds & notes		5,461
Bonds & notes of governments & government agencies outside the U.S. 0.38%
Hungarian Government, Series 20A, 7.50% 2020	HUF118,480	554
Portuguese Government 5.65% 2024	€1,270	1,907
United Mexican States Government, Series M20, 10.00% 2024	MXN15,000	1,334
		3,795
Total bonds, notes & other debt instruments (cost: $10,167,000)		9,256
Short-term securities 8.39%
ExxonMobil Corp. 0.14% due 3/2/2015	$13,100	13,097
Federal Home Loan Bank 0.04% due 1/6/2015	10,000	10,000
Freddie Mac 0.08% due 2/25/2015	10,000	10,000
General Electric Co. 0.10% due 1/2/2015	7,700	7,700
American Funds Insurance Series — International Growth and Income Fund — Page 51 of 147

Short-term securities	Principal amount (000)	Value (000)
Mitsubishi UFJ Trust and Banking Corp. 0.14% due 1/13/2015[3]	$5,000	$4,999
Siemens Capital Co. LLC 0.11% due 1/5/2015[3]	15,000	15,000
Toronto-Dominion Holdings USA Inc. 0.14% due 1/16/2015[3]	23,800	23,799
Total short-term securities (cost: $84,594,000)		84,595
Total investment securities 99.63% (cost: $962,716,000)		1,004,469
Other assets less liabilities 0.37%		3,741
Net assets 100.00%		$1,008,210
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $824,121,000, which represented 81.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $46,348,000, which represented 4.60% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
HKD = Hong Kong dollars
HUF = Hungarian forints
MXN = Mexican pesos
€ = Euros
American Funds Insurance Series — International Growth and Income Fund — Page 52 of 147

Capital Income Builder®
Investment portfolio
December 31, 2014
Common stocks 81.31% Consumer staples 12.90%	Shares	Value (000)
Altria Group, Inc.	48,910	$2,410
Philip Morris International Inc.	25,375	2,067
Coca-Cola Co.	31,745	1,340
Unilever PLC[1]	25,710	1,044
Japan Tobacco Inc.[1]	28,100	772
Reynolds American Inc.	7,270	467
Kraft Foods Group, Inc.	7,035	441
British American Tobacco PLC[1]	7,380	401
Procter & Gamble Co.	3,270	298
Coca-Cola Amatil Ltd.[1]	35,613	269
Nestlé SA1	2,506	184
		9,693
Financials 11.39%
Sampo Oyj, Class A1	32,009	1,501
Swedbank AB, Class A1	39,771	990
BB&T Corp.	22,080	859
Mercury General Corp.	12,410	703
CME Group Inc., Class A	7,595	673
HSBC Holdings PLC (GBP denominated)[1]	69,820	660
Wells Fargo & Co.	11,700	641
Bank of China Ltd., Class H1	978,000	548
Svenska Handelsbanken AB, Class A1	10,680	499
Aberdeen Asset Management PLC[1]	73,700	492
Skandinaviska Enskilda Banken AB, Class A1	29,136	369
People’s United Financial, Inc.	21,050	319
BNP Paribas SA1	3,309	194
Iron Mountain Inc.	2,895	112
		8,560
Health care 10.49%
Novartis AG1	19,363	1,781
AstraZeneca PLC[1]	13,950	981
AstraZeneca PLC (ADR)	8,490	598
Pfizer Inc.	45,480	1,417
GlaxoSmithKline PLC[1]	43,700	935
Bristol-Myers Squibb Co.	14,285	843
Merck & Co., Inc.	9,295	528
Roche Holding AG1	1,909	517
AbbVie Inc.	4,320	282
		7,882
Utilities 9.46%
National Grid PLC[1]	109,300	1,558
SSE PLC[1]	55,070	1,383
Red Eléctrica Corporación, SA1	8,075	709
American Funds Insurance Series — Capital Income Builder — Page 53 of 147

Common stocks Utilities (continued)	Shares	Value (000)
Duke Energy Corp.	8,450	$706
Infratil Ltd.[1]	226,262	530
Power Assets Holdings Ltd.[1]	53,000	512
Cheung Kong Infrastructure Holdings Ltd.[1]	67,000	494
Snam SPA[1]	84,799	418
Fortum Oyj[1]	16,126	348
EDP - Energias de Portugal, SA1	83,849	324
GDF SUEZ[1]	5,434	127
		7,109
Telecommunication services 9.41%
Verizon Communications Inc.	30,770	1,440
HKT Trust and HKT Ltd., units[1]	1,004,340	1,307
Singapore Telecommunications Ltd.[1]	290,000	851
CenturyLink, Inc.	18,365	727
Swisscom AG1	1,281	673
AT&T Inc.	18,380	617
Vodafone Group PLC[1]	138,400	474
TDC A/S1	55,720	425
NTT DoCoMo, Inc.[1]	25,300	370
Telstra Corp. Ltd.[1]	39,151	190
		7,074
Consumer discretionary 6.76%
Daimler AG1	12,371	1,032
Leggett & Platt, Inc.	17,690	754
Greene King PLC[1]	64,220	745
AB Electrolux, Series B1	20,760	609
SES SA, Class A (FDR)[1]	15,367	551
Gannett Co., Inc.	11,980	382
Bayerische Motoren Werke AG1	3,461	376
Li & Fung Ltd.[1]	314,000	294
SJM Holdings Ltd.[1]	141,000	223
Marks and Spencer Group PLC[1]	16,000	118
		5,084
Energy 6.70%
Royal Dutch Shell PLC, Class B1	33,360	1,146
ConocoPhillips	11,915	823
Enbridge Inc.	12,370	636
Crescent Point Energy Corp.	25,530	591
Kinder Morgan, Inc.	10,300	436
Eni SpA[1]	24,847	434
Exxon Mobil Corp.	4,600	425
Chevron Corp.	3,780	424
Seadrill Ltd.	10,340	124
		5,039
Information technology 6.33%
Microsoft Corp.	36,160	1,680
VTech Holdings Ltd.[1]	58,600	838
Texas Instruments Inc.	11,030	590
Xilinx, Inc.	12,940	560
American Funds Insurance Series — Capital Income Builder — Page 54 of 147

Common stocks Information technology (continued)	Shares	Value (000)
Paychex, Inc.	12,010	$554
Apple Inc.	4,872	538
		4,760
Industrials 4.10%
Siemens AG1	6,464	733
Lockheed Martin Corp.	3,655	704
BAE Systems PLC[1]	69,000	504
Boeing Co.	3,600	468
Nielsen NV	8,200	367
Safran, SA1	2,944	181
Emerson Electric Co.	2,000	123
		3,080
Materials 3.13%
Dow Chemical Co.	16,715	762
Amcor Ltd.[1]	58,498	644
Givaudan SA1	285	510
Air Products and Chemicals, Inc.	1,610	232
Nucor Corp.	4,230	207
		2,355
Miscellaneous 0.64%
Other common stocks in initial period of acquisition		477
Total common stocks (cost: $62,169,000)		61,113
Bonds, notes & other debt instruments 15.53% Mortgage-backed obligations 5.90% Commercial mortgage-backed securities 3.03%	Principal amount (000)
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A1A, 5.897% 2040[2,3]	$250	272
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[3]	500	548
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[3]	474	507
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[2,3]	239	249
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class A1A 5.409% 2046[2,3]	243	258
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A, 5.166% 2049[3]	222	234
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.707% 2043[2,3]	198	207
		2,275
Federal agency mortgage-backed obligations 2.87%
Government National Mortgage Assn. 5.616% 2059[3]	240	254
Government National Mortgage Assn. 4.81% 2060[3]	161	172
Government National Mortgage Assn. 5.46% 2060[3]	155	169
Government National Mortgage Assn. 4.664% 2061[3]	212	228
Government National Mortgage Assn. 4.797% 2061[3]	196	210
Government National Mortgage Assn. 6.856% 2061[3]	114	124
Government National Mortgage Assn. 4.559% 2062[3]	58	63
Government National Mortgage Assn. 4.625% 2062[3]	462	503
Government National Mortgage Assn. 4.356% 2063[3]	145	159
Government National Mortgage Assn. 4.491% 2063[3]	59	65
Government National Mortgage Assn. 4.549% 2063[3]	192	211
		2,158
Total mortgage-backed obligations		4,433
American Funds Insurance Series — Capital Income Builder — Page 55 of 147

Bonds, notes & other debt instruments U.S. Treasury bonds & notes 4.74% U.S. Treasury 2.78%	Principal amount (000)	Value (000)
U.S. Treasury 3.625% 2019	$150	$164
U.S. Treasury 3.50% 2020	1,450	1,582
U.S. Treasury 2.75% 2023	330	347
		2,093
U.S. Treasury inflation-protected securities 1.96%
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	1,400	1,355
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	102	116
		1,471
Total U.S. Treasury bonds & notes		3,564
Corporate bonds & notes 3.35% Financials 1.09%
American International Group, Inc. 6.40% 2020	100	119
Bank of America Corp. 5.625% 2020	100	114
Developers Diversified Realty Corp. 7.875% 2020	100	124
Goldman Sachs Group, Inc., Series D, 6.00% 2020	100	116
JPMorgan Chase & Co. 6.30% 2019	100	116
Morgan Stanley 7.30% 2019	100	119
Wells Fargo & Co. 5.625% 2017	100	111
		819
Consumer discretionary 0.87%
Comcast Corp. 5.15% 2020	100	113
Ford Motor Credit Co. 8.125% 2020	100	124
Time Warner Inc. 4.05% 2023	169	178
Time Warner Inc. 3.55% 2024	132	132
Viacom Inc. 5.625% 2019	100	112
		659
Energy 0.45%
Enbridge Energy Partners, LP, Series B, 6.50% 2018	100	113
Enterprise Products Operating LLC 6.50% 2019	100	115
Kinder Morgan Energy Partners, LP 5.30% 2020	100	108
		336
Industrials 0.16%
Caterpillar Financial Services Corp. 7.15% 2019	100	120
Health care 0.16%
McKesson Corp. 7.50% 2019	100	120
Utilities 0.16%
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	100	119
Materials 0.16%
BHP Billiton Finance (USA) Ltd. 6.50% 2019	100	118
American Funds Insurance Series — Capital Income Builder — Page 56 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples 0.15%	Principal amount (000)	Value (000)
Kraft Foods Inc. 6.125% 2018	$100	$114
Telecommunication services 0.15%
Verizon Communications Inc. 5.50% 2018	100	111
Total corporate bonds & notes		2,516
Asset-backed obligations 1.54%
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-2-A, 0.72% 2018[3]	110	110
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[3]	850	859
Santander Drive Auto Receivables Trust, Series 2011-4, Class C, 3.82% 2015[3]	189	191
		1,160
Total bonds, notes & other debt instruments (cost: $11,676,000)		11,673
Short-term securities 2.79%
ExxonMobil Corp. 0.08% due 1/27/2015	1,000	1,000
General Electric Co. 0.10% due 1/2/2015	1,100	1,100
Total short-term securities (cost: $2,100,000)		2,100
Total investment securities 99.63% (cost: $75,945,000)		74,886
Other assets less liabilities 0.37%		280
Net assets 100.00%		$75,166
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $32,245,000, which represented 42.90% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations
ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts
GBP = British pounds
American Funds Insurance Series — Capital Income Builder — Page 57 of 147

Asset Allocation FundSM
Investment portfolio
December 31, 2014
Common stocks 67.47% Information technology 11.11%	Shares	Value (000)
Microsoft Corp.	14,225,000	$660,751
ASML Holding NV (New York registered)	2,162,000	233,128
KLA-Tencor Corp.	2,500,000	175,800
Texas Instruments Inc.	3,000,000	160,395
VeriSign, Inc.[1]	2,675,000	152,475
Autodesk, Inc.[1]	2,000,000	120,120
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,000,000	111,900
Cisco Systems, Inc.	4,000,000	111,260
AAC Technologies Holdings Inc.[2]	19,000,000	100,971
Google Inc., Class A1	77,000	40,861
Google Inc., Class C1	77,000	40,533
Analog Devices, Inc.	438,026	24,319
Amphenol Corp., Class A	350,000	18,834
		1,951,347
Consumer discretionary 10.81%
Comcast Corp., Class A	7,100,000	411,871
Amazon.com, Inc.[1]	1,065,000	330,523
Home Depot, Inc.	2,405,000	252,453
Twenty-First Century Fox, Inc., Class A	4,750,000	182,424
VF Corp.	1,800,000	134,820
Gentex Corp.	3,500,000	126,455
General Motors Co.	3,500,000	122,185
Walt Disney Co.	1,150,000	108,318
NIKE, Inc., Class B	1,040,000	99,996
Johnson Controls, Inc.	1,120,000	54,141
Norwegian Cruise Line Holdings Ltd.[1]	450,000	21,042
Naspers Ltd., Class N2	140,000	18,025
Time Warner Inc.	200,000	17,084
Cooper-Standard Holdings Inc.[1]	208,685	12,079
Hyatt Hotels Corp., Class A1	127,395	7,670
Revel AC, Inc. (CVR)[1,2,3]	8,851,470	0
Revel AC, Inc.[1,2,3]	91,401	0
		1,899,086
Financials 10.01%
ACE Ltd.	2,620,000	300,986
JPMorgan Chase & Co.	4,750,000	297,255
American Express Co.	2,400,000	223,296
Citigroup Inc.	2,750,000	148,802
First Republic Bank	2,000,000	104,240
Marsh & McLennan Companies, Inc.	1,740,000	99,598
Capital One Financial Corp.	1,200,000	99,060
Bank of America Corp.	5,000,000	89,450
Goldman Sachs Group, Inc.	450,000	87,223
Allstate Corp.	1,000,000	70,250
American Funds Insurance Series — Asset Allocation Fund — Page 58 of 147

Common stocks Financials (continued)	Shares	Value (000)
Synchrony Financial[1]	2,000,000	$59,500
Sumitomo Mitsui Financial Group, Inc. (ADR)	7,500,000	54,600
Arch Capital Group Ltd.[1]	860,000	50,826
Weyerhaeuser Co.[1]	600,000	21,534
U.S. Bancorp	450,000	20,227
Moody’s Corp.	165,798	15,885
American Tower Corp.	150,000	14,828
		1,757,560
Industrials 8.00%
Lockheed Martin Corp.	2,115,000	407,286
Boeing Co.	1,720,000	223,566
Cummins Inc.	1,230,000	177,329
Danaher Corp.	1,220,000	104,566
Rockwell Collins, Inc.	1,180,000	99,687
Parker-Hannifin Corp.	700,000	90,265
General Electric Co.	3,500,000	88,445
Fastenal Co.	1,800,000	85,608
United Technologies Corp.	515,000	59,225
Precision Castparts Corp.	80,000	19,270
Rockwell Automation	165,000	18,348
Rolls-Royce Holdings PLC[1,2]	1,100,000	14,818
Waste Connections, Inc.	275,000	12,097
CEVA Group PLC[1,2,4]	6,142	4,760
Atrium Corp.[1,2,4]	535	1
		1,405,271
Health care 7.29%
Merck & Co., Inc.	6,350,000	360,616
Johnson & Johnson	2,075,000	216,983
UnitedHealth Group Inc.	1,500,000	151,635
Incyte Corp.[1]	2,000,000	146,220
Pfizer Inc.	4,210,000	131,141
Roche Holding AG2	350,000	94,864
Thermo Fisher Scientific Inc.	600,000	75,174
Bristol-Myers Squibb Co.	750,000	44,273
Humana Inc.	304,000	43,664
PerkinElmer, Inc.	300,000	13,119
Rotech Healthcare Inc.[1,2]	184,138	3,106
		1,280,795
Energy 7.19%
Chevron Corp.	1,625,000	182,292
Noble Energy, Inc.	3,600,000	170,748
Chesapeake Energy Corp.	7,700,000	150,689
Concho Resources Inc.[1]	1,238,816	123,572
Core Laboratories NV	800,000	96,272
Kinder Morgan, Inc.	2,150,000	90,967
Schlumberger Ltd.	870,000	74,307
ConocoPhillips	965,000	66,643
National Oilwell Varco Inc.	1,000,000	65,530
Denbury Resources Inc.	8,000,000	65,040
Weatherford International PLC[1]	4,000,000	45,800
Enbridge Inc.	875,450	45,007
Transocean Ltd.	2,000,000	36,660
American Funds Insurance Series — Asset Allocation Fund — Page 59 of 147

Common stocks Energy (continued)	Shares	Value (000)
Royal Dutch Shell PLC, Class B (ADR)	440,000	$30,606
FMC Technologies, Inc.[1]	400,000	18,736
		1,262,869
Materials 4.84%
FMC Corp.	3,250,000	185,347
Dow Chemical Co.	2,500,000	114,025
Potash Corp. of Saskatchewan Inc.	3,100,000	109,492
Monsanto Co.	900,000	107,523
LyondellBasell Industries NV	1,250,000	99,237
Mosaic Co.	1,850,000	84,453
Nucor Corp.	1,500,000	73,575
First Quantum Minerals Ltd.	2,700,000	38,369
Cliffs Natural Resources Inc.	2,700,000	19,278
Praxair, Inc.	135,000	17,491
NewPage Holdings Inc.[3]	11,920	1,043
		849,833
Consumer staples 4.62%
Coca-Cola Co.	3,440,000	145,237
Philip Morris International Inc.	1,750,000	142,537
Unilever NV (New York registered)	3,445,000	134,493
Nestlé SA2	1,310,000	96,025
Procter & Gamble Co.	770,000	70,139
Colgate-Palmolive Co.	920,000	63,655
Kraft Foods Group, Inc.	970,000	60,780
Kimberly-Clark Corp.	475,000	54,882
Altria Group, Inc.	375,000	18,476
PepsiCo, Inc.	150,000	14,184
Herbalife Ltd.	300,000	11,310
		811,718
Telecommunication services 0.71%
Verizon Communications Inc.	1,565,000	73,211
AT&T Inc.	1,500,000	50,385
		123,596
Utilities 0.27%
Exelon Corp.	1,250,000	46,350
Miscellaneous 2.62%
Other common stocks in initial period of acquisition		460,600
Total common stocks (cost: $8,330,362,000)		11,849,025
Convertible stocks 0.06% Industrials 0.06%
CEVA Group PLC, Series A-1, 3.253% convertible preferred[2]	6,267	6,266
CEVA Group PLC, Series A-2, 2.253% convertible preferred[2,3]	5,998	4,649
Total convertible stocks (cost: $15,028,000)		10,915
American Funds Insurance Series — Asset Allocation Fund — Page 60 of 147

Bonds, notes & other debt instruments 25.00% U.S. Treasury bonds & notes 10.96% U.S. Treasury 7.99%	Principal amount (000)	Value (000)
U.S. Treasury 0.25% 2015	$236,000	$236,156
U.S. Treasury 1.375% 2015	30,000	30,305
U.S. Treasury 1.50% 2016[5]	79,000	80,190
U.S. Treasury 2.00% 2016	10,500	10,687
U.S. Treasury 7.25% 2016	2,000	2,185
U.S. Treasury 0.875% 2017	50,000	50,023
U.S. Treasury 0.625% 2018	143,000	140,129
U.S. Treasury 3.50% 2018	20,000	21,428
U.S. Treasury 1.50% 2019	400,000	400,220
U.S. Treasury 1.50% 2019	59,000	58,619
U.S. Treasury 1.625% 2019	35,000	35,057
U.S. Treasury 1.75% 2019	21,000	21,120
U.S. Treasury 2.25% 2024	8,000	8,058
U.S. Treasury 2.375% 2024	70,000	71,280
U.S. Treasury 2.75% 2024	130,000	136,764
U.S. Treasury 3.75% 2041	12,000	14,475
U.S. Treasury 4.75% 2041	15,000	20,974
U.S. Treasury 3.125% 2043	49,500	53,170
U.S. Treasury 3.375% 2044	10,000	11,263
		1,402,103
U.S. Treasury inflation-protected securities 2.97%
U.S. Treasury Inflation-Protected Security 0.125% 2019[6]	101,337	100,429
U.S. Treasury Inflation-Protected Security 0.625% 2024[6]	179,108	180,727
U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	4,204	4,117
U.S. Treasury Inflation-Protected Security 0.625% 2043[6]	15,492	14,687
U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	194,373	222,160
		522,120
Total U.S. Treasury bonds & notes		1,924,223
Corporate bonds & notes 7.77% Financials 1.41%
American Campus Communities, Inc. 3.75% 2023	2,000	2,000
American Campus Communities, Inc. 4.125% 2024	2,835	2,869
American International Group, Inc. 3.375% 2020	5,500	5,721
Bank of America Corp., Series L, 2.65% 2019	3,500	3,529
Bank of America Corp. 4.00% 2024	5,500	5,733
Bank of Nova Scotia 2.55% 2017	6,000	6,157
BB&T Corp. 2.45% 2020	6,000	5,991
BPCE SA group 4.00% 2024	3,000	3,143
BPCE SA group 4.625% 2024[4]	2,400	2,334
BPCE SA group 5.15% 2024[4]	2,955	3,051
Brandywine Operating Partnership, LP 3.95% 2023	380	384
CIT Group Inc. 5.00% 2017	5,700	5,928
CIT Group Inc. 5.25% 2018	1,125	1,176
CIT Group Inc. 3.875% 2019	12,735	12,735
CIT Group Inc., Series C, 5.50% 2019[4]	1,100	1,164
Corporate Office Properties LP 5.25% 2024	3,595	3,868
Credit Suisse Group AG 3.625% 2024	3,950	4,023
Crescent Resources 10.25% 2017[4]	2,050	2,209
Developers Diversified Realty Corp. 7.50% 2017	3,460	3,879
Essex Portfolio L.P. 3.875% 2024	2,115	2,156
Goldman Sachs Group, Inc. 2.55% 2019	8,000	7,971
American Funds Insurance Series — Asset Allocation Fund — Page 61 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Goldman Sachs Group, Inc. 3.85% 2024	$3,000	$3,080
Hospitality Properties Trust 6.30% 2016	3,000	3,135
Hospitality Properties Trust 6.70% 2018	6,540	7,231
HSBC Holdings PLC 4.25% 2024	3,000	3,128
Icahn Enterprises Finance Corp. 3.50% 2017	8,825	8,847
Intercontinentalexchange, Inc. 2.50% 2018	7,000	7,134
Intesa Sanpaolo SpA 5.017% 2024[4]	5,730	5,571
iStar Financial Inc. 4.00% 2017	7,275	7,102
iStar Financial Inc., Series B, 9.00% 2017	2,330	2,557
JPMorgan Chase & Co. 1.35% 2017	1,515	1,516
JPMorgan Chase & Co. 3.25% 2022	3,000	3,023
JPMorgan Chase & Co. 3.20% 2023	3,000	3,004
JPMorgan Chase & Co. 3.875% 2024	6,000	6,012
Kimco Realty Corp. 6.875% 2019	2,375	2,818
Kimco Realty Corp. 3.125% 2023	2,820	2,768
Lloyds Banking Group PLC 2.30% 2018	1,810	1,829
Lloyds Banking Group PLC 4.50% 2024	6,000	6,067
MetLife Global Funding I 2.30% 2019[4]	4,720	4,743
Morgan Stanley, Series F, 3.875% 2024	9,500	9,766
Ocwen Financial Corp. 6.625% 2019[4]	2,725	2,507
PNC Financial Services Group, Inc. 2.854% 2022	1,500	1,478
PNC Financial Services Group, Inc. 3.90% 2024	6,000	6,110
Prudential Financial, Inc. 3.50% 2024	6,000	6,111
QBE Insurance Group Ltd. 2.40% 2018[4]	5,000	5,004
Rabobank Nederland 4.625% 2023	4,640	4,931
Realogy Corp. 4.50% 2019[4]	11,225	11,169
Realogy Corp. 5.25% 2021[4]	1,500	1,464
Realogy Corp., LOC, 4.40% 2016[7,8,9]	380	377
Scentre Group, 3.50% 2025[4]	3,970	3,994
Toronto-Dominion Bank 2.25% 2019	5,000	5,016
US Bancorp. 3.70% 2024	7,000	7,373
Wells Fargo & Co. 2.125% 2019	9,000	9,007
Wells Fargo & Co. 3.30% 2024	8,000	8,060
		247,953
Health care 1.28%
AbbVie Inc. 4.40% 2042	4,000	4,143
Bayer AG 2.375% 2019[4]	2,750	2,764
Celgene Corp 3.625% 2024	3,000	3,069
Celgene Corp 4.625% 2044	1,000	1,042
Centene Corp. 5.75% 2017	2,745	2,923
Centene Corp. 4.75% 2022	4,485	4,502
Community Health Systems, Inc. 5.125% 2018	1,895	1,966
ConvaTec Finance International SA 8.25% 2019[4,7,10]	5,125	5,205
DJO Finance LLC 9.75% 2017	2,835	2,849
DJO Finance LLC 7.75% 2018	5,955	5,806
DJO Finance LLC 9.875% 2018	3,015	3,075
Forest Laboratories, Inc. 5.00% 2021[4]	2,565	2,782
Gilead Sciences, Inc. 3.05% 2016	4,300	4,465
Gilead Sciences, Inc. 3.70% 2024	1,360	1,429
HCA Inc. 3.75% 2019	15,415	15,473
inVentiv Health Inc, Term Loan B4, 7.75% 2018[7,8,9]	3,075	3,065
inVentiv Health Inc. 9.00% 2018[4]	5,700	5,843
inVentiv Health Inc. 11.00% 2018[4]	4,776	4,167
American Funds Insurance Series — Asset Allocation Fund — Page 62 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
inVentiv Health Inc. 11.00% 2018[4]	$2,010	$1,764
inVentiv Health Inc. 12.00% 2018[4,7,10]	9,750	9,214
Jaguar Holding Co. 9.375% 2017[4,7,10]	300	307
Kindred Healthcare, Inc. 8.00% 2020[4]	2,925	3,123
Kinetic Concepts, Inc. 10.50% 2018	12,990	14,159
Kinetic Concepts, Inc. 12.50% 2019	7,235	8,031
McKesson Corp. 3.796% 2024	3,500	3,602
Medtronic, Inc. 4.375% 2035[4]	2,710	2,885
Medtronic, Inc. 4.625% 2045[4]	2,885	3,141
Multiplan Inc., Term Loan B, 3.75% 2021[7,8,9]	10,682	10,408
Novartis Capital Corp. 2.90% 2015	6,000	6,047
Novartis Capital Corp. 3.40% 2024	3,660	3,815
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[7,8,9]	4,637	4,570
Pfizer Inc. 2.10% 2019	4,190	4,217
Pfizer Inc. 3.40% 2024	915	954
Pfizer Inc. 4.40% 2044	3,000	3,277
PRA Holdings, Inc. 9.50% 2023[4]	1,260	1,367
Roche Holdings, Inc. 2.875% 2021[4]	8,000	8,112
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[2,7,8,9]	3,061	3,046
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[2,7,8,9]	2,400	2,388
Rotech Healthcare Inc., Term Loan, 13.00% 2020[2,7,8,9,10]	5,112	5,086
Tenet Healthcare Corp., First Lien, 4.75% 2020	5,240	5,345
Tenet Healthcare Corp., First Lien, 6.00% 2020	6,780	7,298
Tenet Healthcare Corp., First Lien, 4.50% 2021	3,725	3,748
Thermo Fisher Scientific Inc. 2.40% 2019	4,000	4,010
Thermo Fisher Scientific Inc. 4.15% 2024	4,000	4,226
VPI Escrow Corp. 6.75% 2018[4]	8,150	8,690
VPI Escrow Corp. 6.375% 2020[4]	7,530	7,897
VWR Funding, Inc. 7.25% 2017	9,195	9,643
		224,938
Telecommunication services 0.93%
Deutsche Telekom International Finance BV 9.25% 2032	3,870	6,272
Deutsche Telekom International Finance BV 4.875% 2042[4]	200	215
France Télécom 4.125% 2021	5,000	5,364
Frontier Communications Corp. 8.125% 2018	7,200	8,118
Frontier Communications Corp. 8.50% 2020	1,700	1,904
Frontier Communications Corp. 6.875% 2025	1,225	1,228
Intelsat Jackson Holding Co. 6.625% 2022	13,500	13,939
Intelsat Luxembourg Holding Co. 6.75% 2018	1,300	1,333
MetroPCS Wireless, Inc. 6.25% 2021	6,775	6,960
MetroPCS Wireless, Inc. 6.625% 2023	8,550	8,798
NII Capital Corp. 10.00% 2016[11]	9,700	3,395
NII Capital Corp. 7.875% 2019[4,11]	5,225	3,788
NII Capital Corp. 8.875% 2019[11]	3,800	1,349
NII Capital Corp. 11.375% 2019[4,11]	5,860	4,248
NII Capital Corp. 7.625% 2021[11]	13,670	2,597
Numericable Group SA, First Lien, 4.875% 2019[4]	14,350	14,278
Orange SA 5.50% 2044	3,000	3,533
SoftBank Corp. 4.50% 2020[4]	3,850	3,807
Sprint Nextel Corp. 7.00% 2020	9,200	9,246
Sprint Nextel Corp. 11.50% 2021	3,700	4,468
Sprint Nextel Corp. 7.875% 2023	10,000	9,922
Telecom Italia Capital SA 6.999% 2018	6,325	7,052
American Funds Insurance Series — Asset Allocation Fund — Page 63 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
T-Mobile US, Inc. 6.542% 2020	$6,475	$6,710
T-Mobile US, Inc. 6.375% 2025	725	738
Trilogy International Partners, LLC 10.25% 2016[4]	10,500	10,539
Verizon Communications Inc. 3.00% 2021	3,000	2,963
Verizon Communications Inc. 6.55% 2043	2,640	3,387
Verizon Communications Inc. 4.862% 2046[4]	3,000	3,089
Wind Acquisition SA 4.75% 2020[4]	7,575	7,102
Wind Acquisition SA 7.375% 2021[4]	7,000	6,624
		162,966
Industrials 0.84%
ADT Corp. 4.125% 2019	5,900	5,856
AECOM Technology Corp. 5.75% 2022[4]	1,090	1,117
Altegrity, Inc. 9.50% 2019[4]	4,300	4,096
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	17,795	14,770
Atlas Copco AB 5.60% 2017[4]	2,750	3,001
Builders Firstsource 7.625% 2021[4]	3,375	3,468
Burlington Northern Santa Fe LLC 3.00% 2023	2,500	2,497
Burlington Northern Santa Fe LLC 4.90% 2044	5,000	5,644
CEVA Group PLC, LOC, 6.50% 2021[7,8,9]	650	611
CEVA Group PLC, Term Loan B, 6.50% 2021[7,8,9]	939	882
CEVA Group PLC, Term Loan, 6.50% 2021[7,8,9]	681	640
CEVA Group PLC, Term Loan, 6.50% 2021[7,8,9]	117	110
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[8]	38	40
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[8]	5	5
CSX Corp. 3.40% 2024	1,460	1,482
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-1, 5.00% 2018[7,8,9]	1,237	1,234
Euramax International, Inc. 9.50% 2016	7,390	6,910
General Electric Capital Corp. 3.45% 2024	5,000	5,172
General Electric Co. 2.70% 2022	6,535	6,549
General Electric Co. 4.125% 2042	2,500	2,599
Hardwoods Acquisition Inc 7.50% 2021[4]	3,150	3,118
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.008% 2015[2,7,8,9]	370	352
HD Supply, Inc. 11.50% 2020	7,560	8,694
HD Supply, Inc. 5.25% 2021[4]	1,675	1,709
HDTFS Inc. 5.875% 2020	650	658
Jeld-Wen Escrow Corp., Term Loan B, 5.25% 2021[7,8,9]	6,800	6,769
KLX Inc. 5.875% 2022[4]	1,810	1,833
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[4]	5,750	5,635
Navios Maritime Holdings Inc. 7.375% 2022[4]	5,925	5,510
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	2,795	2,474
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	1,675	1,692
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[4]	4,550	4,664
Nortek Inc. 10.00% 2018	4,800	5,052
Nortek Inc. 8.50% 2021	7,845	8,433
Ply Gem Industries, Inc. 6.50% 2022	5,400	5,096
Ply Gem Industries, Inc. 6.50% 2022[4]	1,350	1,262
R.R. Donnelley & Sons Co. 7.25% 2018	4,530	5,028
R.R. Donnelley & Sons Co. 7.875% 2021	1,775	1,970
R.R. Donnelley & Sons Co. 7.00% 2022	3,500	3,771
R.R. Donnelley & Sons Co. 6.50% 2023	210	216
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	2,675	2,541
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[4,8]	48	51
US Investigations Services, Inc. 13.00% 2020[4,10]	3,668	1,632
American Funds Insurance Series — Asset Allocation Fund — Page 64 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
US Investigations Services, Inc. 14.00% 2020[4,8,10]	$252	$112
US Investigations Services, Inc. 15.00% 2021[4,10]	873	261
Volvo Treasury AB 5.95% 2015[4]	2,205	2,231
		147,447
Energy 0.83%
Alpha Natural Resources, Inc. 9.75% 2018	4,265	1,941
Alpha Natural Resources, Inc. 6.00% 2019	725	232
Alpha Natural Resources, Inc. 7.50% 2020[4]	1,925	1,218
Alpha Natural Resources, Inc. 6.25% 2021	975	302
American Energy (Marcellus), Term Loan B, 5.25% 2020[7,8,9]	1,825	1,615
American Energy (Marcellus), Term Loan A, 8.50% 2021[7,8,9]	1,475	1,265
American Energy (Permian Basin) 7.125% 2020[4]	1,450	1,080
American Energy (Permian Basin) 7.375% 2021[4]	1,325	980
Anadarko Petroleum Corp. 3.45% 2024	1,540	1,506
Anadarko Petroleum Corp. 6.45% 2036	1,370	1,651
Arch Coal, Inc. 7.00% 2019	2,300	701
Arch Coal, Inc. 8.00% 2019[4]	700	392
Arch Coal, Inc. 9.875% 2019	325	112
Arch Coal, Inc. 7.25% 2021	1,525	452
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[4]	480	464
Bonanza Creek Energy, Inc. 6.75% 2021	625	553
Canadian Natural Resources Ltd. 5.70% 2017	3,000	3,254
Cenovus Energy Inc. 3.80% 2023	3,970	3,884
CONSOL Energy Inc. 8.25% 2020	2,795	2,910
Denbury Resources Inc. 4.625% 2023	950	829
Diamond Offshore Drilling, Inc. 4.875% 2043	4,500	3,847
Enbridge Energy Partners, LP, Series B, 6.50% 2018	1,900	2,154
Enbridge Energy Partners, LP 5.20% 2020	1,150	1,254
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,454
Enbridge Inc. 4.00% 2023	8,500	8,316
EnLink Midstream Partners, LP 5.05% 2045	3,135	3,040
Enterprise Products Operating LLC 5.20% 2020	1,710	1,888
Enterprise Products Operating LLC 3.90% 2024	4,500	4,592
Exxon Mobil Corp. 1.819% 2019	7,000	7,023
Halliburton Co. 2.00% 2018	3,000	2,990
Kinder Morgan Energy Partners, LP 5.40% 2044	4,380	4,405
Kinder Morgan Energy Partners, LP 5.50% 2044	1,828	1,865
Kinder Morgan, Inc. 3.05% 2019	2,520	2,503
Laredo Petroleum, Inc. 9.50% 2019	675	675
NGL Energy Partners LP 6.875% 2021[4]	625	619
NGPL PipeCo LLC 9.625% 2019[4]	4,640	4,675
Oasis Petroleum Inc. 6.875% 2022	2,150	1,967
PDC Energy Inc. 7.75% 2022	1,825	1,743
Peabody Energy Corp. 7.375% 2016	400	413
Peabody Energy Corp. 6.00% 2018	16,085	14,678
Peabody Energy Corp. 6.25% 2021	3,675	3,156
Petróleos Mexicanos 3.50% 2023	7,000	6,713
QGOG Constellation SA 6.25% 2019[4]	850	538
Rice Energy Inc. 6.25% 2022[4]	500	468
Sabine Pass Liquefaction, LLC 5.625% 2021	700	691
Sabine Pass Liquefaction, LLC 5.75% 2024	5,050	4,981
Statoil ASA 2.75% 2021	1,925	1,934
Statoil ASA 3.25% 2024	2,850	2,865
American Funds Insurance Series — Asset Allocation Fund — Page 65 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Statoil ASA 4.25% 2041	$2,000	$2,058
StatoilHydro ASA 1.80% 2016	4,000	4,060
Targa Resources Corp. 4.125% 2019[4]	1,575	1,524
Teekay Corp. 8.50% 2020	5,680	6,346
Tesoro Logistics LP 5.50% 2019[4]	900	895
TransCanada PipeLines Ltd. 7.625% 2039	4,000	5,515
Williams Partners LP 4.00% 2021	195	196
Williams Partners LP 4.50% 2023	5,000	5,055
Williams Partners LP 3.90% 2025	2,500	2,408
Williams Partners LP 5.40% 2044	385	378
		146,223
Consumer discretionary 0.68%
21st Century Fox America, Inc. 3.70% 2024[4]	6,000	6,184
Amazon.com, Inc. 4.80% 2034	6,000	6,294
Boyd Gaming Corp. 9.125% 2018	5,945	6,123
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	7,600	7,904
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	3,900	3,968
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	2,635	2,787
Comcast Corp. 5.65% 2035	1,750	2,176
Comcast Corp. 4.75% 2044	5,500	6,154
Cooper-Standard Holdings Inc., Term Loan B, 4.00% 2021[7,8,9]	2,289	2,264
Cumulus Media Holdings Inc. 7.75% 2019	605	613
DaimlerChrysler North America Holding Corp. 2.25% 2019[4]	6,000	5,986
DISH DBS Corp. 4.25% 2018	17,275	17,685
DISH DBS Corp. 5.125% 2020	2,800	2,828
Ford Motor Credit Co. 2.597% 2019	6,000	5,974
Gannett Co., Inc. 4.875% 2021[4]	1,255	1,249
General Motors Co. 5.20% 2045	5,000	5,288
General Motors Financial Co. 3.00% 2017	1,160	1,175
General Motors Financial Co. 3.25% 2018	675	678
Home Depot, Inc. 2.00% 2019	5,500	5,519
Jaguar Land Rover PLC 4.25% 2019[4]	1,215	1,230
MGM Resorts International 8.625% 2019	7,975	9,082
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	1,425	1,514
Neiman Marcus Group LTD Inc. 8.75% 2021[4,7,10]	575	612
Time Inc., Term Loan B, 4.25% 2021[7,8,9]	5,298	5,259
Time Warner Inc. 4.05% 2023	2,630	2,764
Time Warner Inc. 4.65% 2044	2,000	2,094
Volkswagen International Finance NV 2.375% 2017[4]	5,000	5,100
Warner Music Group 5.625% 2022[4]	100	97
Wynn Macau, Ltd. 5.25% 2021[4]	750	709
		119,310
Materials 0.59%
ArcelorMittal 6.00% 2021[7]	3,040	3,173
ArcelorMittal 7.25% 2041[7]	6,500	6,597
CEMEX Finance LLC 9.375% 2022[4]	3,750	4,200
Eastman Chemical Co. 2.70% 2020	7,000	7,048
Ecolab Inc. 3.00% 2016	2,545	2,630
First Quantum Minerals Ltd. 6.75% 2020[4]	7,127	6,486
First Quantum Minerals Ltd. 7.00% 2021[4]	5,102	4,617
First Quantum Minerals Ltd. 7.25% 2022[4]	2,800	2,527
FMG Resources 6.00% 2017[4]	15,710	15,072
American Funds Insurance Series — Asset Allocation Fund — Page 66 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
FMG Resources 6.875% 2018[4,8]	$3,907	$3,555
Georgia Gulf Corp. 4.625% 2021	1,000	951
Georgia-Pacific Corp. 2.539% 2019[4]	7,000	7,005
Holcim Ltd. 5.15% 2023[4]	6,165	6,883
International Paper Co. 7.30% 2039	2,005	2,667
JMC Steel Group Inc. 8.25% 2018[4]	5,800	5,532
Reynolds Group Inc. 5.75% 2020	17,220	17,737
Tembec Industries Inc. 9.00% 2019[4]	1,685	1,662
Walter Energy, Inc. 9.50% 2019[4]	6,725	5,145
		103,487
Utilities 0.51%
American Electric Power Co. 2.95% 2022	4,020	3,950
Berkshire Hathaway Energy Co. 2.40% 2020[4]	1,245	1,241
CenterPoint Energy Resources Corp. 4.50% 2021	4,690	5,150
CMS Energy Corp. 8.75% 2019	2,000	2,506
Consumers Energy Co., First Mortgage Bonds, 3.125% 2024	4,310	4,334
Dominion Gas Holdings LLC 2.50% 2019	2,450	2,459
Duke Energy Progress Inc. 4.15% 2044	3,020	3,224
Dynegy Finance Inc. 7.375% 2022[4]	1,025	1,044
EDP Finance BV 4.125% 2020[4]	6,000	6,043
Electricité de France SA 6.95% 2039[4]	4,000	5,453
MidAmerican Energy Co. 5.95% 2017	1,375	1,529
MidAmerican Energy Co. 2.40% 2019	1,500	1,525
National Rural Utilities Cooperative Finance Corp. 2.15% 2019	7,000	7,011
Northern States Power Co. 4.125% 2044	6,000	6,375
NRG Energy, Inc. 6.25% 2022	1,525	1,567
Pacific Gas and Electric Co. 3.25% 2023	1,220	1,225
Pacific Gas and Electric Co. 3.85% 2023	6,879	7,173
Pacific Gas and Electric Co. 3.40% 2024	1,310	1,328
Pacific Gas and Electric Co. 4.30% 2045	1,270	1,309
PacifiCorp., First Mortgage Bonds, 5.65% 2018	1,250	1,413
PacifiCorp., First Mortgage Bonds, 3.60% 2024	6,695	6,933
Puget Sound Energy, Inc., First Lien, 6.50% 2020	1,245	1,465
Puget Sound Energy, Inc., First Lien, 6.00% 2021	1,790	2,097
Puget Sound Energy, Inc., First Lien, 5.625% 2022	1,965	2,277
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	3,500	3,640
Tampa Electric Co. 4.35% 2044	5,260	5,633
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[4,8]	527	560
Virginia Electric and Power Co., Series B, 5.95% 2017	1,800	2,009
		90,473
Information technology 0.43%
Alcatel-Lucent USA Inc. 4.625% 2017[4]	3,525	3,578
Alcatel-Lucent USA Inc. 6.75% 2020[4]	1,015	1,076
Alcatel-Lucent USA Inc. 8.875% 2020[4]	6,990	7,637
First Data Corp. 8.25% 2021[4]	4,350	4,676
First Data Corp. 11.75% 2021	6,260	7,215
First Data Corp. 12.625% 2021	1,000	1,190
Freescale Semiconductor, Inc. 5.00% 2021[4]	9,000	9,045
Freescale Semiconductor, Inc. 6.00% 2022[4]	10,700	11,208
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[7,8,9]	1,980	1,935
NXP BV and NXP Funding LLC 3.75% 2018[4]	8,825	8,869
Oracle Corp. 2.25% 2019	7,500	7,559
American Funds Insurance Series — Asset Allocation Fund — Page 67 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
SRA International, Inc. 11.00% 2019	$3,865	$4,126
SRA International, Inc., Term Loan B, 6.50% 2018[7,8,9]	6,083	6,090
TIBCO Software, Inc., Term Loan B, 6.50% 2020[7,8,9]	1,650	1,601
		75,805
Consumer staples 0.27%
Altria Group, Inc. 4.50% 2043	6,000	6,067
Anheuser-Busch InBev NV 3.625% 2015	3,750	3,784
British American Tobacco International Finance PLC 9.50% 2018[4]	2,470	3,112
General Mills, Inc. 2.20% 2019	3,595	3,569
Imperial Tobacco Finance PLC 3.50% 2023[4]	4,000	3,937
Kraft Foods Inc. 5.375% 2020	1,570	1,784
Pernod Ricard SA 2.95% 2017[4]	3,000	3,071
Philip Morris International Inc. 3.25% 2024	5,000	5,021
Philip Morris International Inc. 4.875% 2043	1,000	1,119
Philip Morris International Inc. 4.25% 2044	2,000	2,042
Reynolds American Inc. 6.15% 2043	580	675
Rite Aid Corp. 8.00% 2020	900	966
Walgreens Boots Alliance, Inc. 3.30% 2021	7,000	7,059
Wal-Mart Stores, Inc. 3.30% 2024	4,445	4,599
		46,805
Total corporate bonds & notes		1,365,407
Mortgage-backed obligations 4.13% Federal agency mortgage-backed obligations 3.48%
Fannie Mae 6.00% 2021[8]	68	74
Fannie Mae 6.00% 2026[8]	714	808
Fannie Mae 5.50% 2033[8]	1,195	1,343
Fannie Mae 5.50% 2033[8]	820	923
Fannie Mae 5.50% 2036[8]	1,736	1,952
Fannie Mae 5.50% 2037[8]	649	732
Fannie Mae 5.50% 2037[8]	431	481
Fannie Mae 6.00% 2037[8]	4,452	5,039
Fannie Mae 6.00% 2037[8]	71	80
Fannie Mae 6.00% 2038[8]	9,038	10,239
Fannie Mae 6.00% 2038[8]	2,800	3,179
Fannie Mae 6.00% 2038[8]	2,533	2,870
Fannie Mae 6.00% 2038[8]	192	218
Fannie Mae 6.00% 2038[8]	135	154
Fannie Mae 6.00% 2038[8]	114	130
Fannie Mae 6.00% 2039[8]	3	3
Fannie Mae 4.00% 2040[8]	8,085	8,671
Fannie Mae 4.186% 2040[7,8]	678	720
Fannie Mae 4.00% 2041[8]	6,477	6,959
Fannie Mae 4.00% 2041[8]	4,991	5,363
Fannie Mae 4.00% 2042[8]	36,199	38,896
Fannie Mae 4.00% 2043[8]	12,700	13,700
Fannie Mae 4.00% 2043[8]	9,691	10,455
Fannie Mae 4.00% 2043[8]	5,333	5,763
Fannie Mae 4.00% 2043[8]	4,545	4,904
Fannie Mae 4.00% 2043[8]	4,353	4,698
Fannie Mae 4.00% 2043[8]	3,432	3,706
Fannie Mae 4.00% 2043[8]	3,242	3,494
American Funds Insurance Series — Asset Allocation Fund — Page 68 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2043[8]	$3,155	$3,404
Fannie Mae 4.00% 2043[8]	1,000	1,068
Fannie Mae 3.50% 2045[8,12]	94,608	98,582
Fannie Mae 4.00% 2045[8,12]	108,000	114,939
Fannie Mae 4.50% 2045[8,12]	81,507	88,468
Fannie Mae 4.50% 2045[8,12]	54,493	59,045
Fannie Mae 6.00% 2045[8,12]	24,158	27,399
Fannie Mae 7.00% 2047[8]	289	326
Fannie Mae 7.00% 2047[8]	153	173
Fannie Mae 7.00% 2047[8]	11	13
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[8]	231	212
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036[8]	621	687
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037[8]	120	133
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037[8]	84	92
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[8]	297	347
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[8]	72	84
Freddie Mac 5.00% 2023[8]	446	485
Freddie Mac 6.00% 2026[8]	1,705	1,931
Freddie Mac 5.00% 2038[8]	3,189	3,520
Freddie Mac 6.50% 2038[8]	484	550
Freddie Mac 4.50% 2039[8]	528	573
Freddie Mac 5.00% 2040[8]	4,848	5,369
Freddie Mac 4.00% 2043[8]	10,640	11,422
Freddie Mac 4.00% 2043[8]	6,263	6,748
Freddie Mac 4.00% 2043[8]	6,157	6,630
Freddie Mac 4.00% 2043[8]	3,922	4,234
Freddie Mac 4.00% 2043[8]	3,778	4,067
Freddie Mac, Series T-041, Class 3-A, 6.539% 2032[7,8]	445	508
Freddie Mac, Series 3233, Class PA, 6.00% 2036[8]	1,462	1,640
Freddie Mac, Series 3312, Class PA, 5.50% 2037[8]	1,390	1,531
Government National Mortgage Assn. 3.50% 2045[8,12]	30,000	31,480
		611,214
Commercial mortgage-backed securities 0.60%
Aventura Mall Trust, Series A, 3.743% 2032[4,7,8]	5,500	5,852
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.563% 2049[7,8]	9,100	9,775
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[7,8]	2,585	2,807
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[7,8]	1,430	1,575
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.40% 2044[7,8]	2,106	2,141
COMM Mortgage Trust Series 2014-277P, Class A, 3.611% 2049[4,7,8]	5,000	5,232
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[7,8]	2,320	2,506
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[7,8]	2,889	3,022
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[8]	10,000	10,676
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[7,8]	5,000	5,428
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.467% 2037[7,8]	1,262	1,262
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[4,8]	4,484	4,604
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[4,8]	4,799	4,940
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.703% 2049[7,8]	8,543	9,179
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[8]	1,992	2,146
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[8]	1,635	1,751
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[7,8]	5,500	5,972
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.163% 2045[7,8]	2,570	2,864
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.079% 2049[7,8]	4,000	4,368
American Funds Insurance Series — Asset Allocation Fund — Page 69 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2021[4,8]	$2,650	$2,746
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 6.105% 2049[7,8]	3,868	4,211
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[8]	3,000	3,205
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[7,8]	3,000	3,207
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A-M, 5.941% 2051[7,8]	3,000	3,274
WFLD Mortgage Trust, Series 2014-MONT, Class A, 3.755% 2031[4,7,8]	2,400	2,541
		105,284
Other mortgage-backed securities 0.03%
Commonwealth Bank of Australia 0.75% 2016[4,8]	3,000	3,001
National Australia Bank 1.25% 2018[4,8]	3,000	2,963
		5,964
Collateralized mortgage-backed (privately originated) 0.02%
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034[8]	743	766
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034[8]	1,688	1,743
		2,509
Total mortgage-backed obligations		724,971
Federal agency bonds & notes 1.57%
CoBank, ACB 0.834% 2022[4,7]	1,695	1,589
Fannie Mae 0.50% 2015	75,000	75,102
Fannie Mae 2.625% 2024	11,190	11,347
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[7,8]	2,145	2,116
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[8]	5,242	5,243
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022[8]	4,000	4,068
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[7,8]	7,530	7,933
Fannie Mae, Series 2014-M1, multifamily 3.373% 2023[7,8]	9,000	9,443
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[7,8]	6,450	6,888
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[7,8]	6,215	6,430
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.477% 2024[7,8]	7,000	7,448
Freddie Mac 2.50% 2016	18,000	18,495
Freddie Mac 0.75% 2018	40,300	39,800
Freddie Mac 2.375% 2022	13,750	13,940
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019[8]	5,000	4,964
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019[8]	3,837	3,848
Freddie Mac, Series K714, Class A2, multifamily 3.034% 2020[7,8]	4,175	4,367
Freddie Mac, Series K716, Class A2, multifamily 3.132% 2021[8]	4,350	4,550
Freddie Mac, Series KS01, Class A1, multifamily 1.693% 2022[8]	4,670	4,638
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[8]	4,000	3,976
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[8]	3,680	3,674
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[8]	4,000	4,047
Freddie Mac, Series K030, Class A1, multifamily 2.779% 2022[8]	6,492	6,701
Freddie Mac, Series K027, Class A2, multifamily 2.637% 2023[8]	5,500	5,533
Freddie Mac, Series K034, Class A1, multifamily 2.669% 2023[8]	2,455	2,521
Freddie Mac, Series K028, Class A2, multifamily 3.111% 2023[8]	5,900	6,133
Freddie Mac, Series K041, Class A-2, multifamily 3.171% 2024[8]	6,000	6,238
Freddie Mac, Series K040, Class A2, multifamily 3.241% 2024[8]	4,470	4,675
		275,707
American Funds Insurance Series — Asset Allocation Fund — Page 70 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. 0.31%	Principal amount (000)	Value (000)
Colombia (Republic of) Global 5.625% 2044	$5,900	$6,667
Province of Manitoba 3.05% 2024	2,600	2,690
Slovenia (Republic of) 5.50% 2022	6,000	6,675
Spanish Government 4.00% 2018[4]	27,000	28,448
United Mexican States Government Global 3.60% 2025	4,000	4,006
United Mexican States Government Global 5.55% 2045	5,000	5,825
		54,311
Asset-backed obligations 0.26%
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[8]	4,770	4,763
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-3, 1.27% 2019[8]	1,605	1,600
Chase Issuance Trust, Series 2014-A7, Class A, 1.38% 2019[8]	8,000	8,002
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 2020[4,8]	5,460	5,456
Ford Credit Auto Lease Trust, Series 2014-B, Class A3, 0.89% 2017[8]	3,910	3,901
Ford Credit Auto Owner Trust, Series 2014-B-A3, 0.90% 2018[8]	4,060	4,057
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[4,8]	5,430	5,457
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-4, 5.46% 2035[8]	1,449	1,489
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033[8]	267	279
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-3, 1.15% 2019[8]	1,500	1,498
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76% 2018[8]	1,900	1,896
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[8]	7,000	6,965
		45,363
Total bonds, notes & other debt instruments (cost: $4,354,101,000)		4,389,982
Short-term securities 9.63%
Abbott Laboratories 0.10% due 2/2/2015[4]	10,000	9,999
Caterpillar Financial Services Corp. 0.10%–0.12% due 1/5/2015–2/19/2015	41,000	40,995
Chariot Funding, LLC 0.22% due 4/23/2015[4]	15,000	14,991
Chevron Corp. 0.10%–0.14% due 1/21/2015–4/10/2015[4]	96,400	96,387
Coca-Cola Co. 0.17% due 4/23/2015[4]	40,000	39,981
Emerson Electric Co. 0.10%–0.13% due 2/26/2015–3/11/2015[4]	42,000	41,989
ExxonMobil Corp. 0.09% due 2/5/2015	12,700	12,698
Fannie Mae 0.07%–0.11% due 1/5/2015–5/18/2015	311,100	311,051
Federal Farm Credit Banks 0.12% due 2/2/2015	25,000	25,000
Federal Home Loan Bank 0.06%–0.16% due 1/22/2015–7/31/2015	524,700	524,591
Freddie Mac 0.07%–0.18% due 2/4/2015–11/3/2015	293,600	293,514
General Electric Capital Corp. 0.19% due 1/5/2015	40,000	40,000
General Electric Co. 0.10% due 1/2/2015	19,900	19,900
John Deere Bank SA 0.11% due 1/14/2015[4]	35,900	35,898
John Deere Capital Corp. 0.09% due 1/8/2015[4]	24,800	24,799
John Deere Financial Ltd. 0.14% due 1/16/2015[4]	21,700	21,699
Paccar Financial Corp. 0.11% due 1/23/2015–1/28/2015	45,000	44,995
Private Export Funding Corp. 0.26% due 1/22/2015[4]	3,400	3,400
Procter & Gamble Co. 0.08% due 1/22/2015[4]	25,000	24,999
United Parcel Service Inc. 0.11% due 1/15/2015[4]	44,700	44,698
Wal-Mart Stores, Inc. 0.07% due 1/13/2015[4]	19,900	19,899
Total short-term securities (cost: $1,691,354,000)		1,691,483
Total investment securities 102.16% (cost: $14,390,845,000)		17,941,405
Other assets less liabilities (2.16)%		(378,537)
Net assets 100.00%		$17,562,868
American Funds Insurance Series — Asset Allocation Fund — Page 71 of 147

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $394,040,000, which represented 2.24% of the net assets of the fund. This amount includes $364,386,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $839,403,000, which represented 4.78% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $10,940,000, which represented .06% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Coupon rate may change periodically.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $0, which represented less than .01% of the net assets of the fund.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[11]	Scheduled interest and/or principal payment was not received.
[12]	A portion or all of the security purchased on a TBA basis.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.253% convertible preferred	3/10/2010–1/23/2012	$8,674	$4,649.03%
NewPage Holdings Inc.	6/22/2011–7/24/2014	2,095	1,043.00
Revel AC, Inc.	2/14/2011–10/25/2012	8,939	—	.00
Revel AC, Inc. (CVR)	2/15/2011–3/15/2013	7,911	—	.00
Total private placement securities		$27,620	$5,692.03%

Key to abbreviations
ADR = American Depositary Receipts
CVR = Contingent Value Rights
LOC = Letter of credit
TBA = To be announced
American Funds Insurance Series — Asset Allocation Fund — Page 72 of 147

Global Balanced FundSM
Investment portfolio
December 31, 2014
Common stocks 60.73% Industrials 10.43%	Shares	Value (000)
Cummins Inc.	19,200	$2,768
General Electric Co.	93,700	2,368
KONE Oyj, Class B1	49,600	2,253
Boeing Co.	17,000	2,210
BAE Systems PLC[1]	284,400	2,076
Robert Half International Inc.	30,000	1,751
Schneider Electric SE1	20,000	1,453
Rolls-Royce Holdings PLC[1,2]	105,045	1,415
ASSA ABLOY AB, Class B1	22,000	1,163
Randstad Holding NV1	22,947	1,103
Geberit AG1	3,000	1,019
TransDigm Group Inc.	4,500	884
AB Volvo, Class B1	70,000	756
International Consolidated Airlines Group, SA (CDI)[1,2]	100,000	747
Abertis Infraestructuras, SA, Class A1	27,825	550
		22,516
Financials 9.76%
Link Real Estate Investment Trust[1]	429,509	2,681
Banco Santander, SA1,2	306,406	2,562
ORIX Corp.[1]	182,000	2,275
AIA Group Ltd.[1]	380,000	2,092
JPMorgan Chase & Co.	32,700	2,046
Bankia, SA1,2	1,179,000	1,748
Deutsche Bank AG1	51,750	1,564
Wells Fargo & Co.	24,000	1,316
Prudential PLC[1]	56,000	1,289
BNP Paribas SA1	19,230	1,130
AXA SA1	40,300	931
Goldman Sachs Group, Inc.	3,000	582
Sumitomo Mitsui Financial Group, Inc.[1]	13,500	488
Suncorp Group Ltd.[1]	30,564	348
		21,052
Consumer staples 8.45%
Nestlé SA1	40,240	2,950
Pernod Ricard SA1	22,220	2,464
Lorillard, Inc.	33,900	2,134
British American Tobacco PLC[1]	35,950	1,953
Altria Group, Inc.	31,000	1,527
SABMiller PLC[1]	28,500	1,475
Costco Wholesale Corp.	10,170	1,441
Lenta Ltd. (GDR)[1,2]	191,700	1,296
PepsiCo, Inc.	11,000	1,040
American Funds Insurance Series — Global Balanced Fund — Page 73 of 147

Common stocks Consumer staples (continued)	Shares	Value (000)
Philip Morris International Inc.	12,700	$1,034
Procter & Gamble Co.	10,000	911
		18,225
Information technology 8.14%
ASML Holding NV1	47,969	5,139
Microsoft Corp.	103,000	4,784
Murata Manufacturing Co., Ltd.[1]	12,600	1,376
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	300,000	1,324
Cisco Systems, Inc.	36,000	1,001
OMRON Corp.[1]	20,000	897
Google Inc., Class A2	800	425
Google Inc., Class C2	800	421
Texas Instruments Inc.	15,000	802
Nintendo Co., Ltd.[1]	7,400	771
KLA-Tencor Corp.	9,000	633
		17,573
Health care 6.43%
Merck & Co., Inc.	79,120	4,493
Novartis AG1	27,860	2,562
Humana Inc.	12,780	1,836
AstraZeneca PLC[1]	16,000	1,126
Bayer AG1	8,000	1,094
Novo Nordisk A/S, Class B1	25,000	1,058
Pfizer Inc.	28,000	872
Bristol-Myers Squibb Co.	14,000	826
		13,867
Consumer discretionary 6.38%
Comcast Corp., Class A	49,930	2,897
Home Depot, Inc.	21,030	2,208
SES SA, Class A (FDR)[1]	53,700	1,926
HUGO BOSS AG1	12,600	1,547
Tiffany & Co.	12,600	1,346
Amazon.com, Inc.[2]	4,100	1,272
Industria de Diseño Textil, SA1	32,100	920
Carnival Corp., units	19,000	861
General Motors Co.	22,500	786
		13,763
Energy 3.39%
Royal Dutch Shell PLC, Class B1	71,220	2,447
Chevron Corp.	13,030	1,462
ConocoPhillips	18,906	1,305
Enbridge Inc.	21,055	1,083
Spectra Energy Corp	27,800	1,009
		7,306
Materials 3.19%
MeadWestvaco Corp.	34,000	1,509
Dow Chemical Co.	33,000	1,505
Potash Corp. of Saskatchewan Inc.	36,000	1,272
E.I. du Pont de Nemours and Co.	12,000	887
Nucor Corp.	12,000	589
American Funds Insurance Series — Global Balanced Fund — Page 74 of 147

Common stocks Materials (continued)	Shares	Value (000)
L’Air Liquide SA1	2,556	$315
L’Air Liquide SA, bonus shares[1]	1,724	213
Rio Tinto PLC[1]	11,000	507
Cliffs Natural Resources Inc.	13,000	93
		6,890
Telecommunication services 1.41%
Orange[1]	60,000	1,020
HKT Trust and HKT Ltd., units[1]	702,196	914
Verizon Communications Inc.	13,850	648
Telstra Corp. Ltd.[1]	96,500	469
		3,051
Utilities 1.12%
EDP - Energias de Portugal, SA1	625,000	2,417
Miscellaneous 2.03%
Other common stocks in initial period of acquisition		4,379
Total common stocks (cost: $110,011,000)		131,039
Preferred securities 0.08% Financials 0.08%
PNC Financial Services Group, Inc., Series P, noncumulative depositary shares	6,000	166
Total preferred securities (cost: $150,000)		166
Convertible bonds 0.41% Consumer staples 0.41%	Principal amount (000)
Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR9,230	873
Total convertible bonds (cost: $1,198,000)		873
Bonds, notes & other debt instruments 30.38% Bonds & notes of governments & government agencies outside the U.S. 13.58%
Belgium (Kingdom of), Series 68, 2.25% 2023	€300	411
Bermuda Government 5.603% 2020	$200	220
Bermuda Government 4.854% 2024[3]	200	209
Chilean Government 5.50% 2020	CLP50,000	87
Colombia (Republic of), Series B, 5.00% 2018	COP335,000	137
Colombia (Republic of), Series B, 6.00% 2028	453,000	166
Colombia (Republic of) Global 4.375% 2021	$200	212
French Government O.A.T. Eurobond 0.50% 2019	€150	184
French Government O.A.T. Eurobond 1.00% 2018	300	376
French Government O.A.T. Eurobond 2.25% 2024	150	206
French Government O.A.T. Eurobond 1.75% 2024	250	329
French Government O.A.T. Eurobond 3.25% 2045	170	270
German Government, Series 6, 4.00% 2016	100	128
German Government, Series 8, 4.25% 2018	230	321
German Government 3.00% 2020	700	984
German Government 2.25% 2021	60	83
American Funds Insurance Series — Global Balanced Fund — Page 75 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
German Government 2.00% 2022	€500	$681
German Government 2.50% 2044	225	346
India (Republic of) 7.28% 2019	INR30,000	466
India (Republic of) 8.83% 2023	10,000	167
Indonesia (Republic of), Series 71, 9.00% 2029	IDR400,000	35
Indonesia (Republic of) 8.375% 2034	1,300,000	106
Irish Government 4.50% 2020	€100	146
Irish Government 5.00% 2020	100	152
Irish Government 3.90% 2023	510	753
Irish Government 3.40% 2024	250	359
Irish Government 5.40% 2025	100	167
Irish Government 2.40% 2030	50	65
Israeli Government 3.15% 2023	$400	409
Italian Government 4.25% 2020	€500	704
Italian Government 5.50% 2022	275	427
Italian Government 4.50% 2024	400	596
Italian Government 4.75% 2044	50	78
Japanese Government, Series 269, 1.30% 2015	¥12,500	105
Japanese Government, Series 336, 0.10% 2016	5,000	42
Japanese Government, Series 115, 0.20% 2018	85,000	715
Japanese Government, Series 315, 1.20% 2021	30,000	269
Japanese Government, Series 17, 0.10% 2023[4]	10,360	91
Japanese Government, Series 116, 2.20% 2030	33,000	335
Japanese Government, Series 36, 2.00% 2042	20,000	197
Japanese Government, Series 42, 1.70% 2044	25,000	231
Morocco Government 4.25% 2022	$200	201
Netherlands Government 1.00% 2017	100	100
Netherlands Government Eurobond 4.00% 2019	€150	214
Netherlands Government Eurobond 2.25% 2022	625	860
Netherlands Government Eurobond 2.00% 2024	175	238
Netherlands Government Eurobond 5.50% 2028	100	189
Norwegian Government 4.25% 2017	NKr1,370	198
Norwegian Government 3.75% 2021	2,900	449
Norwegian Government 3.00% 2024	4,200	635
Polish Government, Series 1020, 5.25% 2020	PLN3,250	1,068
Polish Government, Series 1021, 5.75% 2021	2,070	711
Queensland Treasury Corp., Series 24, 5.75% 2024	A$370	367
Russian Federation 6.20% 2018	RUB6,900	90
Russian Federation 7.50% 2018	11,600	155
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR3,525	304
South Africa (Republic of), Series R-214, 6.50% 2041	2,900	195
South Korean Government, Series 2106, 4.25% 2021	KRW412,000	416
Spanish Government 4.00% 2018[3]	$500	527
Spanish Government 5.40% 2023	€670	1,061
Spanish Government 2.75% 2024	490	654
State of Qatar 3.125% 2017[3]	$250	261
Swedish Government, Series 1057, 1.50% 2023	SKr6,400	870
United Kingdom 2.75% 2015	£200	312
United Kingdom 1.25% 2018	70	110
United Kingdom 1.75% 2019	300	480
United Kingdom 2.00% 2020	150	242
United Kingdom 3.75% 2020	75	133
United Kingdom 1.75% 2022	550	870
United Kingdom 2.25% 2023	355	580
United Kingdom 5.00% 2025	100	203
American Funds Insurance Series — Global Balanced Fund — Page 76 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Kingdom 4.50% 2034	£60	$125
United Kingdom 4.75% 2038	70	156
United Kingdom 4.25% 2040	50	105
United Kingdom 3.25% 2044	250	450
United Kingdom 4.25% 2046	250	542
United Mexican States Government 4.00% 2019[4]	MXN3,166	235
United Mexican States Government 2.00% 2022[4]	3,694	247
United Mexican States Government Global 3.60% 2025	$200	200
United Mexican States Government 4.00% 2040[4]	MXN2,639	202
United Mexican States Government, Series M10, 8.00% 2015	1,800	127
United Mexican States Government, Series M10, 7.75% 2017	5,500	408
United Mexican States Government, Series M, 6.50% 2021	13,000	930
United Mexican States Government, Series M20, 10.00% 2024	7,600	676
United Mexican States Government, Series M30, 10.00% 2036	2,500	238
		29,299
U.S. Treasury bonds & notes 6.96% U.S. Treasury 5.20%
U.S. Treasury 1.75% 2015	$145	146
U.S. Treasury 1.50% 2016	70	71
U.S. Treasury 2.00% 2016	70	71
U.S. Treasury 0.875% 2017	400	399
U.S. Treasury 1.00% 2017	445	447
U.S. Treasury 0.625% 2018	200	196
U.S. Treasury 0.875% 2018	200	199
U.S. Treasury 1.25% 2018	1,000	994
U.S. Treasury 1.375% 2018	500	501
U.S. Treasury 1.375% 2018	300	300
U.S. Treasury 1.50% 2018	200	201
U.S. Treasury 1.25% 2019	50	50
U.S. Treasury 1.50% 2019	500	497
U.S. Treasury 1.625% 2019	1,925	1,930
U.S. Treasury 1.625% 2019	1,110	1,111
U.S. Treasury 1.625% 2019	750	751
U.S. Treasury 1.75% 2019	400	402
U.S. Treasury 3.125% 2019	225	240
U.S. Treasury 1.375% 2020	150	147
U.S. Treasury 3.50% 2020	200	218
U.S. Treasury 2.00% 2021	108	109
U.S. Treasury 2.125% 2021	200	202
U.S. Treasury 2.00% 2022	75	75
U.S. Treasury 1.75% 2023	100	97
U.S. Treasury 2.25% 2024	250	252
U.S. Treasury 2.50% 2024	500	515
U.S. Treasury 4.375% 2038	100	131
U.S. Treasury 2.875% 2043	480	491
U.S. Treasury 3.75% 2043	200	241
U.S. Treasury 3.375% 2044	200	225
		11,209
U.S. Treasury inflation-protected securities 1.76%
U.S. Treasury Inflation-Protected Security 0.125% 2017[4]	125	126
U.S. Treasury Inflation-Protected Security 0.125% 2019[4]	1,277	1,265
U.S. Treasury Inflation-Protected Security 0.375% 2023[4]	459	456
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	150	145
American Funds Insurance Series — Global Balanced Fund — Page 77 of 147

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	$1,170	$1,181
U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	63	74
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	484	553
		3,800
Total U.S. Treasury bonds & notes		15,009
Corporate bonds & notes 6.79% Financials 1.96%
American Campus Communities, Inc. 3.75% 2023	100	100
American International Group, Inc. 4.125% 2024	100	107
AvalonBay Communities, Inc. 3.625% 2020	100	104
AvalonBay Communities, Inc. 2.85% 2023	20	19
Bank of America Corp. 4.00% 2024	375	391
Barclays Bank PLC 6.625% 2022	€140	219
Berkshire Hathaway Inc. 3.00% 2022	$75	76
BNP Paribas 5.00% 2021	100	113
Boston Properties, Inc. 3.70% 2018	100	106
CaixaBank, SA 5.00% 2023[5]	€100	130
Citigroup Inc. 3.953% 2016	$75	78
Citigroup Inc. 4.45% 2017	75	79
Citigroup Inc. 3.75% 2024	105	108
Corporate Office Properties Trust 3.60% 2023	65	63
Goldman Sachs Group, Inc. 5.75% 2022	70	81
Goldman Sachs Group, Inc. 3.625% 2023	150	152
Goldman Sachs Group, Inc. 4.00% 2024	60	62
HSBC Holdings PLC 4.00% 2022	100	107
JPMorgan Chase & Co. 3.25% 2022	28	28
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated)[5]	135	143
Kimco Realty Corp., Series C, 5.783% 2016	100	105
Lloyds Banking Group PLC 6.50% 2020	€210	314
Morgan Stanley 1.75% 2016	$150	151
Morgan Stanley 3.70% 2024	55	56
PNC Financial Services Group, Inc. 2.854% 2022	100	99
Prologis, Inc. 3.375% 2024	€100	139
Rabobank Nederland 3.875% 2023	100	138
Simon Property Group, LP 3.375% 2022	$100	103
VEB Finance Ltd. 6.902% 2020[3]	100	81
WEA Finance LLC 2.70% 2019[3]	200	200
WEA Finance LLC 3.75% 2024[3]	200	203
Wells Fargo & Co. 4.60% 2021	100	111
Wells Fargo & Co. 3.30% 2024	250	252
		4,218
Energy 1.09%
Chevron Corp. 2.355% 2022	150	146
Devon Energy Corp. 3.25% 2022	90	89
Ecopetrol SA 5.875% 2045	100	93
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	75	68
Gazprom OJSC 5.875% 2015	€100	120
Kinder Morgan Energy Partners, LP 3.50% 2016	$100	102
Kinder Morgan Energy Partners, LP 3.50% 2021	30	30
Kinder Morgan Energy Partners, LP 5.50% 2044	200	204
Kinder Morgan, Inc. 4.30% 2025	150	151
American Funds Insurance Series — Global Balanced Fund — Page 78 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Pemex Project Funding Master Trust 5.75% 2018	$200	$216
Petrobras International Finance Co. 5.375% 2021	80	74
Petróleos Mexicanos 4.875% 2022	100	105
Petróleos Mexicanos 6.50% 2041	45	52
Spectra Energy Partners, LP 2.95% 2016	75	77
Statoil ASA 3.125% 2017	40	42
Statoil ASA 1.95% 2018	25	25
Statoil ASA 3.15% 2022	160	162
Statoil ASA 3.70% 2024	50	52
StatoilHydro ASA 2.45% 2023	100	95
Total Capital International 2.875% 2022	250	248
Transocean Inc. 5.05% 2016	25	25
Transocean Inc. 2.50% 2017	25	22
Transocean Inc. 6.375% 2021	50	46
Williams Partners LP 4.50% 2023	100	101
		2,345
Health care 0.83%
AbbVie Inc. 2.90% 2022	60	59
Aetna Inc. 2.75% 2022	50	49
Bayer AG 3.375% 2024[3]	200	204
Becton, Dickinson and Co. 3.734% 2024	75	77
Gilead Sciences, Inc. 3.70% 2024	100	105
Gilead Sciences, Inc. 3.50% 2025	200	206
Humana Inc. 3.15% 2022	100	97
Medtronic, Inc. 3.50% 2025[3]	250	256
Novartis Capital Corp. 2.90% 2015	50	50
Novartis Capital Corp. 3.40% 2024	100	104
Novartis Securities Investment Ltd. 5.125% 2019	25	28
Pfizer Inc. 2.10% 2019	100	101
Pfizer Inc. 3.40% 2024	200	209
Pfizer Inc. 4.40% 2044	200	218
Roche Holdings, Inc. 6.00% 2019[3]	29	34
		1,797
Telecommunication services 0.73%
Deutsche Telekom International Finance BV 2.25% 2017[3]	150	152
Deutsche Telekom International Finance BV 6.00% 2017	€75	101
Orange SA 2.75% 2019	$140	143
Verizon Communications Inc. 2.625% 2020[3]	40	40
Verizon Communications Inc. 2.45% 2022	125	118
Verizon Communications Inc. 5.15% 2023	630	696
Verizon Communications Inc. 3.50% 2024	253	249
Verizon Communications Inc. 6.55% 2043	34	44
Verizon Communications Inc. 4.862% 2046[3]	33	34
		1,577
Consumer staples 0.60%
Altria Group, Inc. 2.625% 2020	100	100
Altria Group, Inc. 4.75% 2021	150	166
Altria Group, Inc. 4.25% 2042	150	144
Coca-Cola Co. 1.80% 2016	85	86
ConAgra Foods, Inc. 1.90% 2018	25	25
Kraft Foods Inc. 3.50% 2022	100	103
American Funds Insurance Series — Global Balanced Fund — Page 79 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
PepsiCo, Inc. 2.50% 2016	$50	$51
Pernod Ricard SA 4.45% 2022[3]	150	161
Philip Morris International Inc. 1.875% 2019	100	100
Philip Morris International Inc. 2.90% 2021	100	102
Procter & Gamble Co. 1.45% 2016	20	20
Wal-Mart Stores, Inc. 2.80% 2016	150	154
Wal-Mart Stores, Inc. 2.55% 2023	75	74
		1,286
Industrials 0.45%
Boeing Company 0.95% 2018	45	44
Burlington Northern Santa Fe LLC 3.40% 2024	35	36
General Electric Capital Corp. 2.30% 2017	165	169
General Electric Capital Corp. 3.15% 2022	50	51
General Electric Capital Corp. 3.10% 2023	100	101
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[5]	100	117
Red de Carreteras de Occidente 9.00% 2028[6]	MXN2,000	133
Union Pacific Corp. 2.95% 2023	$100	101
United Technologies Corp. 3.10% 2022	215	220
		972
Consumer discretionary 0.40%
Comcast Corp. 4.65% 2042	75	82
DaimlerChrysler North America Holding Corp. 1.875% 2018[3]	150	151
McDonald’s Corp. 3.50% 2020	50	53
NBCUniversal Media, LLC 4.375% 2021	50	55
President & Fellows of Harvard College 3.619% 2037	150	151
Thomson Reuters Corp. 4.30% 2023	75	80
Time Warner Inc. 4.75% 2021	150	164
Viacom Inc. 4.25% 2023	55	57
Viacom Inc. 3.875% 2024	75	75
		868
Utilities 0.39%
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017	125	139
Berkshire Hathaway Energy Co. 3.50% 2025[3]	150	151
Duke Energy Corp. 3.75% 2024	70	73
E.ON International Finance BV 5.80% 2018[3]	25	28
MidAmerican Energy Holdings Co. 2.00% 2018	100	100
National Grid PLC 6.30% 2016	40	43
Niagara Mohawk Power Corp. 3.508% 2024[3]	85	88
Pacific Gas and Electric Co. 3.85% 2023	70	73
PacifiCorp., First Mortgage Bonds, 3.60% 2024	30	31
PSEG Power LLC 2.75% 2016	15	16
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	100	104
		846
Information technology 0.27%
First Data Corp. 7.375% 2019[3]	75	79
International Business Machines Corp. 1.95% 2016	200	204
International Business Machines Corp. 1.25% 2018	100	99
Samsung Electronics America, Inc. 1.75% 2017[3]	200	201
		583
American Funds Insurance Series — Global Balanced Fund — Page 80 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 0.07%	Principal amount (000)	Value (000)
Monsanto Co. 4.40% 2044	$100	$104
Rio Tinto Finance (USA) Ltd. 2.50% 2016	50	51
		155
Total corporate bonds & notes		14,647
Mortgage-backed obligations 3.05%
Fannie Mae 2.50% 2028[6]	178	182
Fannie Mae 5.00% 2041[6]	94	105
Fannie Mae 5.00% 2041[6]	36	40
Fannie Mae 4.50% 2041[6]	101	111
Fannie Mae 4.00% 2043[6]	306	329
Fannie Mae 3.50% 2045[6,7]	750	781
Fannie Mae 4.50% 2045[6,7]	1,050	1,140
Fannie Mae 3.50% 2045[6,7]	1,625	1,689
Fannie Mae 4.00% 2045[6,7]	1,825	1,942
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[3,6]	230	230
WFLD Mortgage Trust, Series 2014-MONT, Class A, 3.755% 2031[3,5,6]	30	32
		6,581
Total bonds, notes & other debt instruments (cost: $66,396,000)		65,536
Short-term securities 10.52%
Federal Home Loan Bank 0.10% due 2/20/2015	6,500	6,500
Freddie Mac 0.05% due 1/9/2015	5,900	5,900
General Electric Co. 0.10% due 1/2/2015	3,300	3,300
Sumitomo Mitsui Banking Corp. 0.12% due 1/13/2015[3]	3,000	3,000
Victory Receivables Corp. 0.16% due 1/5/2015[3]	4,000	4,000
Total short-term securities (cost: $22,699,000)		22,700
Total investment securities 102.12% (cost: $200,454,000)		220,314
Other assets less liabilities (2.12)%		(4,565)
Net assets 100.00%		$215,749
American Funds Insurance Series — Global Balanced Fund — Page 81 of 147

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $69,790,000, which represented 32.35% of the net assets of the fund. This amount includes $69,262,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,322,000, which represented 4.78% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	A portion or all of the security purchased on a TBA basis.

Key to abbreviations and symbols
CDI = CREST Depository Interest	CLP = Chilean pesos	INR = Indian rupees	PLN = Polish zloty
FDR = Fiduciary Depositary Receipts	COP = Colombian pesos	¥ = Japanese yen	RUB = Russian rubles
GDR = Global Depositary Receipts	€ = Euros	KRW = South Korean won	SKr = Swedish kronor
TBA = To be announced	£ = British pounds	MXN = Mexican pesos	ZAR = South African rand
A$ = Australian dollars	IDR = Indonesian rupiah	NKr = Norwegian kroner
American Funds Insurance Series — Global Balanced Fund — Page 82 of 147

Bond FundSM
Investment portfolio
December 31, 2014
Bonds, notes & other debt instruments 95.74% U.S. Treasury bonds & notes 37.80% U.S. Treasury 30.56%	Principal amount (000)	Value (000)
U.S. Treasury 0.625% 2016[1]	$25,000	$25,034
U.S. Treasury 7.50% 2016	35,000	39,468
U.S. Treasury 0.75% 2017[1]	109,229	108,819
U.S. Treasury 8.75% 2017	50,000	59,313
U.S. Treasury 0.75% 2018	16,250	16,005
U.S. Treasury 1.00% 2018	12,500	12,377
U.S. Treasury 1.25% 2018	218,100	216,702
U.S. Treasury 1.25% 2018	21,750	21,592
U.S. Treasury 1.375% 2018	108,000	108,110
U.S. Treasury 1.50% 2018	86,875	87,289
U.S. Treasury 1.00% 2019	32,750	31,958
U.S. Treasury 1.50% 2019	185,000	183,822
U.S. Treasury 1.50% 2019	178,755	177,602
U.S. Treasury 1.50% 2019	43,000	43,024
U.S. Treasury 1.625% 2019	310,000	310,825
U.S. Treasury 1.625% 2019	152,750	152,910
U.S. Treasury 1.625% 2019	152,625	152,875
U.S. Treasury 1.625% 2019	573	572
U.S. Treasury 1.75% 2019	155,320	156,205
U.S. Treasury 1.125% 2020	67,300	65,381
U.S. Treasury 1.25% 2020	44,425	43,488
U.S. Treasury 1.375% 2020	68,250	66,979
U.S. Treasury 2.00% 2020	17,000	17,146
U.S. Treasury 8.75% 2020	40,000	55,000
U.S. Treasury 2.125% 2021	55,000	55,560
U.S. Treasury 3.625% 2021	7,500	8,260
U.S. Treasury 1.625% 2022	22,776	22,088
U.S. Treasury 1.625% 2022	22,665	22,035
U.S. Treasury 1.75% 2023	22,750	22,142
U.S. Treasury 2.00% 2023	44,809	44,613
U.S. Treasury 2.25% 2024	96,985	97,682
U.S. Treasury 2.375% 2024	180,000	183,290
U.S. Treasury 2.75% 2024	40,050	42,134
U.S. Treasury 7.625% 2025	20,000	29,969
U.S. Treasury 6.125% 2027	25,000	35,598
U.S. Treasury 3.75% 2041	19,565	23,600
U.S. Treasury 3.625% 2043	75,400	88,713
U.S. Treasury 3.00% 2044	88,679	93,189
U.S. Treasury 3.125% 2044	3,341	3,596
		2,924,965
U.S. Treasury inflation-protected securities 7.24%
U.S. Treasury Inflation-Protected Security 0.50% 2015[2]	41,286	40,750
U.S. Treasury Inflation-Protected Security 1.625% 2015[2]	21,035	20,997
U.S. Treasury Inflation-Protected Security 0.125% 2018[2]	12,327	12,296
American Funds Insurance Series — Bond Fund — Page 83 of 147

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	$150,739	$149,387
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	3,307	3,212
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	74,152	71,752
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	189,641	191,355
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	4,785	5,506
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	172,855	197,385
		692,640
Total U.S. Treasury bonds & notes		3,617,605
Corporate bonds & notes 29.87% Financials 7.40%
ACE INA Holdings Inc. 2.60% 2015	2,580	2,621
ACE INA Holdings Inc. 3.35% 2024	350	354
Alexandria Real Estate Equities, Inc. 2.75% 2020	3,720	3,689
Alexandria Real Estate Equities, Inc. 3.90% 2023	3,690	3,708
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	154
American Campus Communities, Inc. 3.75% 2023	4,050	4,050
American Campus Communities, Inc. 4.125% 2024	6,680	6,760
American Express Co. 6.15% 2017	2,500	2,787
American Express Co. 1.55% 2018	8,500	8,426
American International Group, Inc. 2.30% 2019	3,050	3,056
American International Group, Inc. 3.375% 2020	1,155	1,201
American International Group, Inc. 4.125% 2024	3,300	3,520
American International Group, Inc. 4.50% 2044	3,945	4,185
American Tower Corp. 3.40% 2019	7,525	7,666
Assicurazioni Generali SPA 7.75% 2042[3]	€3,100	4,701
Assicurazioni Generali SPA 10.125% 2042	3,800	6,380
AvalonBay Communities, Inc. 3.625% 2020	$5,885	6,129
AXA SA 8.60% 2030	2,625	3,573
Bank of America Corp. 3.75% 2016	3,415	3,539
Bank of America Corp. 2.60% 2019	14,463	14,584
Bank of America Corp., Series L, 2.65% 2019	11,412	11,507
Bank of America Corp. 3.30% 2023	6,995	7,003
Bank of America Corp. 4.00% 2024	1,480	1,543
Bank of America Corp. junior subordinated 6.50% noncumulative (undated)[3]	900	918
Barclays Bank PLC 2.50% 2019	5,175	5,249
Barclays Bank PLC 6.00% 2021	€6,775	10,070
Barclays Bank PLC 10.179% 2021[4]	$13,250	17,834
BB&T Corp. 2.45% 2020	13,000	12,981
Berkshire Hathaway Inc. 4.40% 2042	735	794
BNP Paribas 4.25% 2024	660	668
BPCE SA group 2.50% 2019	300	302
BPCE SA group 5.70% 2023[4]	23,390	25,191
BPCE SA group 4.50% 2025[4]	3,225	3,158
Brandywine Operating Partnership, LP 4.95% 2018	5,295	5,696
CIT Group Inc. 3.875% 2019	2,100	2,100
CIT Group Inc., Series C, 5.50% 2019[4]	2,750	2,910
Citigroup Inc. 2.50% 2019	10,750	10,766
Citigroup Inc. 2.55% 2019	17,239	17,370
Citigroup Inc. 8.50% 2019	969	1,209
Citigroup Inc., Series N, junior subordinated 5.80% (undated)[3]	3,840	3,850
CME Group Inc. 5.30% 2043	3,995	4,860
CNA Financial Corp. 6.50% 2016	3,750	4,059
American Funds Insurance Series — Bond Fund — Page 84 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
CNA Financial Corp. 7.35% 2019	$1,800	$2,153
CNA Financial Corp. 7.25% 2023	3,000	3,747
CNA Financial Corp. 3.95% 2024	455	461
Credit Suisse Group AG 1.375% 2017	10,750	10,729
Credit Suisse Group AG 2.30% 2019	10,750	10,743
Credit Suisse Group AG 3.00% 2021	1,000	997
Crescent Resources 10.25% 2017[4]	1,350	1,455
DCT Industrial Trust Inc. 4.50% 2023	3,760	3,923
Developers Diversified Realty Corp. 5.50% 2015	1,105	1,121
Developers Diversified Realty Corp. 9.625% 2016	10,920	11,993
Developers Diversified Realty Corp. 7.50% 2017	2,650	2,971
Developers Diversified Realty Corp. 4.75% 2018	775	828
Developers Diversified Realty Corp. 7.875% 2020	3,155	3,896
ERP Operating LP 7.125% 2017	380	434
ERP Operating LP 3.00% 2023	2,735	2,672
Essex Portfolio L.P. 3.25% 2023	685	664
Essex Portfolio L.P. 3.875% 2024	1,500	1,529
Goldman Sachs Group, Inc. 2.55% 2019	2,980	2,969
Goldman Sachs Group, Inc. 5.75% 2022	5,000	5,789
Goldman Sachs Group, Inc. 3.625% 2023	5,000	5,072
Goldman Sachs Group, Inc. 3.85% 2024	11,490	11,798
Goldman Sachs Group, Inc. 4.00% 2024	17,650	18,344
Goldman Sachs Group, Inc., Series L, 5.70% 2049[3]	1,182	1,200
Goodman Funding Pty Ltd. 6.00% 2022[4]	11,850	13,525
HBOS PLC 6.75% 2018[4]	8,315	9,288
Hospitality Properties Trust 6.30% 2016	300	314
Hospitality Properties Trust 5.625% 2017	2,900	3,108
Hospitality Properties Trust 6.70% 2018	6,140	6,788
Hospitality Properties Trust 5.00% 2022	1,470	1,551
Hospitality Properties Trust 4.50% 2023	3,705	3,777
Hospitality Properties Trust 4.50% 2025	1,925	1,942
HSBC Holdings PLC 5.25% 2044	975	1,096
Intercontinentalexchange, Inc. 2.50% 2018	1,295	1,320
Intercontinentalexchange, Inc. 4.00% 2023	2,445	2,578
Intesa Sanpaolo SpA 5.017% 2024[4]	1,955	1,901
iStar Financial Inc. 4.875% 2018	1,650	1,627
iStar Financial Inc. 5.00% 2019	3,725	3,632
JPMorgan Chase & Co. 3.40% 2015	7,000	7,092
JPMorgan Chase & Co. 3.875% 2024	1,540	1,543
JPMorgan Chase & Co., Series-V, junior subordinated, perpetual, 5.00% (undated)[3]	1,000	983
Kimco Realty Corp., Series C, 4.904% 2015	1,120	1,126
Kimco Realty Corp. 5.70% 2017	4,250	4,632
Kimco Realty Corp. 6.875% 2019	3,975	4,716
Leucadia National Corp. 5.50% 2023	770	791
Liberty Mutual Group Inc. 6.70% 2016[4]	3,750	4,071
Liberty Mutual Group Inc. 4.85% 2044[4]	1,525	1,556
Lloyds Banking Group PLC 6.50% 2020[4]	875	1,015
Lloyds Banking Group PLC 4.50% 2024	11,900	12,032
Merrill Lynch & Co., Inc. 4.625% 2018	€6,515	8,877
MetLife Capital Trust IV, junior subordinated 7.875% 2067[3,4]	$2,505	3,213
MetLife Capital Trust X, junior subordinated 9.25% 2068[3,4]	300	431
MetLife Global Funding I 2.30% 2019[4]	675	678
Metlife, Inc. 3.60% 2024	1,055	1,085
Morgan Stanley 3.80% 2016	5,000	5,168
American Funds Insurance Series — Bond Fund — Page 85 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Morgan Stanley 2.125% 2018	$23,980	$24,015
Morgan Stanley 2.375% 2019	4,675	4,661
Morgan Stanley 2.50% 2019	14,600	14,627
Morgan Stanley 3.70% 2024	10,991	11,163
Morgan Stanley, Series F, 3.875% 2024	1,300	1,336
New York Life Global Funding 1.45% 2017[4]	1,250	1,247
New York Life Global Funding 2.10% 2019[4]	1,250	1,256
NN Group NV, 4.50% (undated)[3]	€8,750	10,580
Nordea Bank AB 4.875% 2021[4]	$700	759
Piedmont Operating Partnership LP 3.40% 2023	365	354
PNC Bank 2.40% 2019	13,500	13,572
PNC Financial Services Group, Inc. 2.854% 2022	6,050	5,960
PNC Financial Services Group, Inc. 3.90% 2024	1,000	1,018
PNC Funding Corp. 3.30% 2022	9,000	9,270
PRICOA Global Funding I 1.35% 2017[4]	300	299
Prologis, Inc. 2.75% 2019	6,630	6,731
Prologis, Inc. 3.35% 2021	10,900	11,061
Prologis, Inc. 4.25% 2023	7,410	7,843
Prudential Financial, Inc. 2.30% 2018	2,175	2,202
Prudential Financial, Inc. 3.50% 2024	12,395	12,624
Prudential Financial, Inc. 4.60% 2044	925	979
QBE Insurance Group Ltd. 2.40% 2018[4]	5,710	5,715
Rabobank Nederland 4.625% 2023	15,185	16,136
Realogy Corp. 4.50% 2019[4]	1,800	1,791
Realogy Corp. 5.25% 2021[4]	925	903
Realogy Corp., LOC, 4.40% 2016[3,5,6]	132	131
Regions Financial Corp., Series A-I, 5.20% 2015	205	207
Regions Financial Corp. 5.75% 2015	1,840	1,878
Regions Financial Corp. 2.00% 2018	11,475	11,373
Royal Bank of Canada 1.50% 2018	2,700	2,687
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[3,4]	2,450	2,769
RSA Insurance Group PLC 9.375% 2039[3]	£6,450	12,369
Ryman Hospitality Properties, Inc. 5.00% 2021	$2,800	2,800
Scentre Group 2.375% 2019[4]	3,605	3,583
Scentre Group, 3.50% 2025[4]	6,190	6,227
Simon Property Group, LP 10.35% 2019	5,655	7,403
Svenska Handelsbanken AB 2.25% 2019	1,000	1,006
UBS AG 5.75% 2018	2,240	2,522
UDR, Inc., Series A, 5.25% 2015	5,400	5,407
UDR, Inc. 3.70% 2020	500	519
Unum Group 7.125% 2016	3,400	3,717
Unum Group 5.625% 2020	1,100	1,242
UnumProvident Finance Co. PLC 6.85% 2015[4]	767	804
WEA Finance LLC 1.75% 2017[4]	540	537
WEA Finance LLC 2.70% 2019[4]	7,610	7,616
WEA Finance LLC 3.75% 2024[4]	3,375	3,432
Wells Fargo & Co. 3.30% 2024	5,480	5,521
		707,917
Energy 3.86%
Alpha Natural Resources, Inc. 9.75% 2018	1,000	455
Alpha Natural Resources, Inc. 6.00% 2019	503	161
Alpha Natural Resources, Inc. 7.50% 2020[4]	3,000	1,897
Alpha Natural Resources, Inc. 6.25% 2021	1,425	442
American Funds Insurance Series — Bond Fund — Page 86 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
American Energy (Marcellus), Term Loan B, 5.25% 2020[3,5,6]	$550	$487
American Energy (Marcellus), Term Loan A, 8.50% 2021[3,5,6]	1,875	1,608
American Energy (Permian Basin) 7.125% 2020[4]	2,075	1,546
American Energy (Permian Basin) 7.375% 2021[4]	725	537
American Energy (Woodford LLC), 9.00% 2022[4]	1,000	650
Anadarko Petroleum Corp. 6.375% 2017	10,000	11,126
Anadarko Petroleum Corp. 8.70% 2019	1,255	1,539
Arch Coal, Inc. 7.00% 2019	1,875	572
Arch Coal, Inc. 7.25% 2021	1,525	452
Boardwalk Pipeline Partners 3.375% 2023	3,750	3,422
Boardwalk Pipelines, LP 4.95% 2024	1,525	1,519
BP Capital Markets PLC 0.657% 2016[3]	14,560	14,569
Canadian Natural Resources Ltd. 3.45% 2021	3,440	3,399
Canadian Natural Resources Ltd. 3.80% 2024	280	275
Cenovus Energy Inc. 3.80% 2023	1,120	1,096
Chevron Corp. 2.193% 2019	2,145	2,155
Chevron Corp. 2.355% 2022	5,000	4,857
CONSOL Energy Inc. 8.25% 2020	4,900	5,102
CONSOL Energy Inc. 5.875% 2022[4]	2,625	2,454
Denbury Resources Inc. 4.625% 2023	1,000	872
Devon Energy Corp. 2.25% 2018	7,310	7,290
Devon Energy Corp. 3.25% 2022	5,200	5,117
Diamond Offshore Drilling, Inc. 4.875% 2043	10,375	8,870
Ecopetrol SA 5.875% 2045	2,165	2,013
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,940	9,000
Enbridge Energy Partners, LP 9.875% 2019	10,500	13,295
Enbridge Energy Partners, LP 5.20% 2020	5,655	6,169
Enbridge Energy Partners, LP 4.20% 2021	9,025	9,440
Enbridge Inc. 4.00% 2023	7,030	6,878
Enbridge Inc. 4.50% 2044	5,250	4,550
EnLink Midstream Partners, LP 2.70% 2019	155	153
EnLink Midstream Partners, LP 4.40% 2024	525	533
EnLink Midstream Partners, LP 5.05% 2045	1,880	1,823
Enterprise Products Operating LLC 2.55% 2019	2,095	2,076
Enterprise Products Operating LLC 5.20% 2020	1,260	1,391
Enterprise Products Operating LLC 4.05% 2022	5,000	5,196
Enterprise Products Operating LLC 3.35% 2023	1,275	1,263
Enterprise Products Operating LLC 3.90% 2024	885	903
Enterprise Products Operating LLC 3.75% 2025	7,010	7,051
Enterprise Products Operating LLC 4.85% 2044	2,580	2,701
Exxon Mobil Corp. 1.819% 2019	880	883
Exxon Mobil Corp. 3.176% 2024	440	455
Harvest Operations Corp. 2.125% 2018[4]	840	836
Husky Energy Inc. 7.25% 2019	3,390	3,979
Jupiter Resources Inc. 8.50% 2022[4]	2,000	1,515
Kinder Morgan Energy Partners, LP 6.85% 2020	7,650	8,797
Kinder Morgan Energy Partners, LP 3.50% 2021	555	547
Kinder Morgan Energy Partners, LP 3.50% 2023	3,175	3,020
Kinder Morgan Energy Partners, LP 4.15% 2024	4,025	4,022
Kinder Morgan Energy Partners, LP 4.25% 2024	1,080	1,084
Kinder Morgan Energy Partners, LP 6.50% 2037	900	1,015
Kinder Morgan Energy Partners, LP 5.00% 2043	525	501
Kinder Morgan Energy Partners, LP 5.40% 2044	5,845	5,878
Kinder Morgan Energy Partners, LP 5.50% 2044	1,680	1,714
American Funds Insurance Series — Bond Fund — Page 87 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan, Inc. 4.30% 2025	$9,150	$9,199
Kinder Morgan, Inc. 5.30% 2034	1,895	1,929
Kinder Morgan, Inc. 5.55% 2045	9,650	9,920
NGL Energy Partners LP 6.875% 2021[4]	1,000	990
NGPL PipeCo LLC 7.119% 2017[4]	3,025	2,987
NGPL PipeCo LLC 9.625% 2019[4]	4,850	4,886
Oasis Petroleum Inc. 6.875% 2022	1,125	1,029
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[4,5]	2,691	2,469
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 2023[4,5]	217	195
PDC Energy Inc. 7.75% 2022	2,275	2,173
Peabody Energy Corp. 6.00% 2018	3,300	3,011
Peabody Energy Corp. 6.25% 2021	2,200	1,889
Petrobras Global Finance Co. 6.25% 2024	6,455	6,158
Petrobras International Finance Co. 2.875% 2015	1,000	996
Petrobras International Finance Co. 5.75% 2020	190	184
Petrobras International Finance Co. 5.375% 2021	2,360	2,199
Petrobras International Finance Co. 6.875% 2040	2,240	2,084
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[4,5]	2,124	2,007
Ras Laffan Liquefied Natural Gas II 5.298% 2020[5]	678	731
Ras Laffan Liquefied Natural Gas III 5.832% 2016[5]	758	791
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	3,375	3,459
Rice Energy Inc. 6.25% 2022[4]	1,075	1,005
Sabine Pass Liquefaction, LLC 5.625% 2021	3,300	3,259
Sabine Pass Liquefaction, LLC 5.625% 2023	1,300	1,277
Sabine Pass Liquefaction, LLC 5.75% 2024	1,330	1,312
Samson Investment Co. 9.75% 2020	4,000	1,677
Samson Investment Co., Term Loan B, 5.00% 2018[3,5,6]	150	119
Shell International Finance BV 3.10% 2015	5,000	5,064
Spectra Energy Partners, LP 2.95% 2018	1,615	1,654
Spectra Energy Partners, LP 4.75% 2024	1,150	1,235
Statoil ASA 0.524% 2018[3]	5,275	5,273
Statoil ASA 1.95% 2018	6,640	6,645
Statoil ASA 2.25% 2019	1,640	1,643
Statoil ASA 2.75% 2021	4,350	4,370
Statoil ASA 3.25% 2024	4,945	4,972
Tesoro Logistics LP 5.50% 2019[4]	525	522
Tesoro Logistics LP 6.25% 2022[4]	2,200	2,205
Total Capital Canada Ltd. 2.75% 2023	2,140	2,080
Total Capital International 3.75% 2024	12,000	12,458
TransCanada PipeLines Ltd. 6.50% 2018	10,900	12,376
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067[3]	11,145	10,839
Transocean Inc. 2.50% 2017	795	703
Transocean Inc. 6.375% 2021	4,435	4,097
Transocean Inc. 3.80% 2022	2,780	2,256
Western Gas Partners LP 2.60% 2018	280	281
Williams Companies, Inc. 4.55% 2024	2,590	2,413
Williams Partners LP 3.80% 2015	2,950	2,959
Williams Partners LP 5.25% 2020	6,035	6,559
Williams Partners LP 4.50% 2023	500	505
Williams Partners LP 4.30% 2024	10,060	10,060
Williams Partners LP 3.90% 2025	1,680	1,618
Williams Partners LP 5.40% 2044	555	545
American Funds Insurance Series — Bond Fund — Page 88 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Williams Partners LP 4.90% 2045	$455	$428
Woodside Finance Ltd. 4.60% 2021[4]	6,535	6,972
		369,817
Health care 3.84%
AbbVie Inc. 1.75% 2017	9,750	9,779
AbbVie Inc. 2.90% 2022	19,050	18,788
AbbVie Inc. 4.40% 2042	1,115	1,155
Aetna Inc. 1.50% 2017	3,755	3,729
Aetna Inc. 2.20% 2019	400	398
Aetna Inc. 4.75% 2044	250	277
Amgen Inc. 2.20% 2019	70	70
Baxter International Inc. 1.85% 2018	2,565	2,555
Bayer AG 2.375% 2019[4]	6,855	6,890
Bayer AG 3.00% 2021[4]	1,000	1,010
Bayer AG 3.375% 2024[4]	1,590	1,621
Becton, Dickinson and Co. 1.80% 2017	8,750	8,789
Becton, Dickinson and Co. 2.675% 2019	4,425	4,488
Becton, Dickinson and Co. 3.734% 2024	6,060	6,249
Becton, Dickinson and Co. 4.685% 2044	5,025	5,434
Boston Scientific Corp. 6.00% 2020	3,675	4,146
Cardinal Health, Inc. 1.90% 2017	4,710	4,750
Cardinal Health, Inc. 1.70% 2018	1,400	1,392
Celgene Corp 3.625% 2024	2,750	2,814
Celgene Corp 4.625% 2044	9,575	9,972
Centene Corp. 5.75% 2017	2,050	2,183
DJO Finance LLC 7.75% 2018	175	171
DJO Finance LLC 8.75% 2018	2,215	2,315
DJO Finance LLC 9.875% 2018	2,070	2,111
Endo Finance LLC & Endo Finco Inc. 7.00% 2019[4]	430	450
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[4]	685	687
Express Scripts Inc. 3.125% 2016	19,500	20,056
Express Scripts Inc. 2.65% 2017	6,250	6,394
Forest Laboratories, Inc. 5.00% 2021[4]	1,035	1,122
Gilead Sciences, Inc. 3.70% 2024	3,660	3,846
Gilead Sciences, Inc. 3.50% 2025	8,865	9,118
Gilead Sciences, Inc. 4.80% 2044	1,460	1,626
Gilead Sciences, Inc. 4.50% 2045	3,400	3,649
Grifols Worldwide Operations Ltd. 5.25% 2022[4]	800	820
HCA Inc. 6.375% 2015	1,000	1,002
HCA Inc. 3.75% 2019	720	723
HCA Inc. 6.50% 2020	1,550	1,741
Humana Inc. 2.625% 2019	2,000	2,002
Humana Inc. 3.85% 2024	8,650	8,781
Humana Inc. 4.95% 2044	12,245	13,072
inVentiv Health Inc. 11.00% 2018[4]	2,365	2,063
inVentiv Health Inc. 12.00% 2018[3,4,7]	3,398	3,211
Kindred Healthcare, Inc. 8.00% 2020[4]	1,175	1,254
Kinetic Concepts, Inc. 10.50% 2018	1,230	1,341
Kinetic Concepts, Inc. 12.50% 2019	2,295	2,547
McKesson Corp. 3.25% 2016	3,051	3,125
McKesson Corp. 1.292% 2017	1,300	1,294
McKesson Corp. 2.284% 2019	8,810	8,800
McKesson Corp. 3.796% 2024	7,160	7,369
American Funds Insurance Series — Bond Fund — Page 89 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
McKesson Corp. 4.883% 2044	$1,705	$1,886
Medtronic, Inc. 2.50% 2020[4]	1,785	1,792
Medtronic, Inc. 3.50% 2025[4]	14,150	14,506
Medtronic, Inc. 4.375% 2035[4]	1,505	1,602
Medtronic, Inc. 4.625% 2044	450	486
Medtronic, Inc. 4.625% 2045[4]	28,195	30,692
Merck & Co., Inc. 2.80% 2023	9,950	9,899
Multiplan Inc., Term Loan B, 3.75% 2021[3,5,6]	3,145	3,065
Novartis Capital Corp. 3.40% 2024	8,370	8,725
Omnicare, Inc. 4.75% 2022	150	153
Omnicare, Inc. 5.00% 2024	175	180
Ortho-Clinical Diagnostics Inc. 6.625% 2022[4]	1,660	1,494
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[3,5,6]	949	935
Pfizer Inc. 7.20% 2039	450	656
Pfizer Inc. 3.40% 2024	2,085	2,174
Pfizer Inc. 4.40% 2044	2,355	2,573
Roche Holdings, Inc. 2.25% 2019[4]	12,435	12,528
Roche Holdings, Inc. 6.00% 2019[4]	12,118	13,995
Roche Holdings, Inc. 2.875% 2021[4]	10,750	10,901
Roche Holdings, Inc. 3.35% 2024[4]	3,740	3,873
Roche Holdings, Inc. 4.00% 2044[4]	200	211
Tenet Healthcare Corp., First Lien, 6.25% 2018	500	544
Tenet Healthcare Corp., First Lien, 6.00% 2020	1,340	1,442
Tenet Healthcare Corp., First Lien, 4.50% 2021	625	629
Thermo Fisher Scientific Inc. 1.30% 2017	310	308
Thermo Fisher Scientific Inc. 2.40% 2019	150	150
Thermo Fisher Scientific Inc. 3.30% 2022	1,180	1,184
Thermo Fisher Scientific Inc. 4.15% 2024	1,750	1,849
Thermo Fisher Scientific Inc. 5.30% 2044	750	865
UnitedHealth Group Inc. 1.40% 2017	3,020	3,019
UnitedHealth Group Inc. 2.875% 2023	10,540	10,491
VPI Escrow Corp. 6.75% 2018[4]	3,000	3,199
VPI Escrow Corp. 6.375% 2020[4]	2,435	2,554
VWR Funding, Inc. 7.25% 2017	2,500	2,622
WellPoint, Inc. 2.30% 2018	7,440	7,487
WellPoint, Inc. 2.25% 2019	1,250	1,239
WellPoint, Inc. 3.50% 2024	1,000	1,009
		368,096
Utilities 3.50%
AES Corp. 8.00% 2020	2,000	2,295
AES Corp. 7.375% 2021	975	1,107
American Electric Power Co. 1.65% 2017	2,870	2,873
American Electric Power Co. 2.95% 2022	2,000	1,965
Berkshire Hathaway Energy Co. 3.50% 2025[4]	4,095	4,130
Berkshire Hathaway Energy Co. 4.50% 2045[4]	13,830	14,532
Boston Gas Co. 4.487% 2042[4]	470	508
Calpine Corp. 5.375% 2023	2,500	2,528
Calpine Corp. 7.875% 2023[4]	937	1,038
CEZ, a s 4.25% 2022[4]	5,285	5,642
Cleveland Electric Illuminating Co. 8.875% 2018	7,475	9,233
CMS Energy Corp. 8.75% 2019	6,984	8,752
CMS Energy Corp. 5.05% 2022	16,788	18,850
CMS Energy Corp. 3.875% 2024	3,595	3,740
American Funds Insurance Series — Bond Fund — Page 90 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
CMS Energy Corp. 4.875% 2044	$2,915	$3,202
Comision Federal de Electricidad 4.875% 2024[4]	600	629
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	5,645	6,061
Dominion Gas Holdings LLC 2.50% 2019	2,835	2,845
Dominion Gas Holdings LLC 3.60 2024	9,176	9,354
Dominion Gas Holdings LLC 4.60 2044	6,500	6,837
Duke Energy Corp. 3.95% 2023	2,520	2,677
Duke Energy Corp. 3.75% 2024	2,995	3,122
Dynegy Finance Inc. 6.75% 2019[4]	380	387
Dynegy Finance Inc. 7.375% 2022[4]	1,125	1,146
Dynegy Finance Inc. 7.625% 2024[4]	1,430	1,460
E.ON International Finance BV 5.80% 2018[4]	5,000	5,581
EDP Finance BV 4.125% 2020[4]	1,000	1,007
Electricité de France SA 2.15% 2019[4]	145	145
Electricité de France SA 4.60% 2020[4]	1,191	1,313
Enel Società per Azioni 8.75% 2073[3,4]	1,000	1,166
Eskom Holdings SOC Ltd. 6.75% 2023[4]	1,400	1,456
Iberdrola Finance Ireland 5.00% 2019[4]	2,575	2,844
MidAmerican Energy Co. 3.50% 2024	520	539
MidAmerican Energy Holdings Co. 5.75% 2018	7,740	8,680
MidAmerican Energy Holdings Co. 3.75% 2023	15,890	16,598
Midwest Generation, LLC, Series B, 8.56% 2016[5,8,9]	324	327
National Grid PLC 6.30% 2016	2,815	3,041
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	13,750	17,927
National Rural Utilities Cooperative Finance Corp. 3.40% 2023	1,800	1,865
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	5,500	6,568
Niagara Mohawk Power Corp. 3.508% 2024[4]	7,875	8,127
Niagara Mohawk Power Corp. 4.278% 2034[4]	1,000	1,062
NV Energy, Inc 6.25% 2020	10,219	12,021
Pacific Gas and Electric Co. 2.45% 2022	7,500	7,229
Pacific Gas and Electric Co. 3.25% 2023	5,815	5,837
Pacific Gas and Electric Co. 3.85% 2023	1,195	1,246
Pacific Gas and Electric Co. 3.40% 2024	4,445	4,507
Pacific Gas and Electric Co. 4.75% 2044	1,000	1,104
Pacific Gas and Electric Co. 4.30% 2045	1,670	1,721
PG&E Corp. 2.40% 2019	3,810	3,820
Progress Energy, Inc. 7.05% 2019	3,180	3,772
Progress Energy, Inc. 7.75% 2031	1,920	2,788
PSEG Power LLC 2.75% 2016	3,400	3,487
Public Service Co. of Colorado 5.80% 2018	7,860	8,940
Public Service Co. of Colorado 3.20% 2020	5,000	5,209
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,460	2,735
Public Service Electric and Gas Co. 2.00% 2019	500	499
Puget Sound Energy, Inc., First Lien, 6.50% 2020	5,896	6,938
Puget Sound Energy, Inc., First Lien, 6.00% 2021	11,161	13,075
Puget Sound Energy, Inc., First Lien, 5.625% 2022	9,057	10,496
Southern Co. 2.15% 2019	10,675	10,618
Tampa Electric Co. 2.60% 2022	5,250	5,146
Tampa Electric Co. 4.10% 2042	3,240	3,326
Tampa Electric Co. 4.35% 2044	625	669
Teco Finance, Inc. 4.00% 2016	80	83
Teco Finance, Inc. 5.15% 2020	4,026	4,501
TXU, Term Loan, 4.65% 2017[3,5,6,9]	3,749	2,427
Virginia Electric and Power Co. 1.20% 2018	5,400	5,337
American Funds Insurance Series — Bond Fund — Page 91 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Virginia Electric and Power Co. 2.95% 2022	$3,090	$3,126
Virginia Electric and Power Co. 4.45% 2044	8,295	9,099
Xcel Energy Inc. 4.70% 2020	1,800	2,000
		334,915
Consumer discretionary 3.28%
Amazon.com, Inc. 2.60% 2019	750	758
Amazon.com, Inc. 3.30% 2021	500	508
Amazon.com, Inc. 3.80% 2024	1,680	1,725
Amazon.com, Inc. 4.80% 2034	425	446
Amazon.com, Inc. 4.95% 2044	1,010	1,048
AOL Time Warner Inc. 7.625% 2031	1,750	2,446
Bed Bath & Beyond Inc. 5.165% 2044	2,500	2,614
Boyd Gaming Corp. 9.125% 2018	3,600	3,708
Burger King Corp. 6.00% 2022[4]	2,075	2,137
CBS Corp. 2.30% 2019	1,000	989
CBS Corp. 4.90% 2044	300	306
Cedar Fair, LP 5.375% 2024[4]	400	398
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	2,725	2,834
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	3,450	3,510
Cinemark USA, Inc. 5.125% 2022	1,050	1,032
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	700	740
Comcast Corp. 5.85% 2015	4,525	4,734
Comcast Corp. 6.30% 2017	1,880	2,131
Comcast Corp. 5.15% 2020	2,500	2,835
Comcast Corp. 4.20% 2034	580	609
Comcast Corp. 4.75% 2044	3,175	3,553
Cox Communications, Inc. 2.95% 2023[4]	7,750	7,446
Cumulus Media Inc., Term Loan B, 4.25% 2020[3,5,6]	1,697	1,645
DaimlerChrysler North America Holding Corp. 1.25% 2016[4]	7,000	7,022
DaimlerChrysler North America Holding Corp. 1.45% 2016[4]	2,940	2,954
DaimlerChrysler North America Holding Corp. 2.625% 2016[4]	8,000	8,201
DaimlerChrysler North America Holding Corp. 1.10% 2018[3,4]	7,500	7,602
DaimlerChrysler North America Holding Corp. 2.875% 2021[4]	21,000	21,218
DaimlerChrysler North America Holding Corp. 3.25% 2024[4]	1,180	1,191
Delta 2 (Formula One), Term Loan B, 4.75% 2021[3,5,6]	875	856
Delta 2 (Formula One), Term Loan B, 7.75% 2022[3,5,6]	475	464
Dollar General Corp. 4.125% 2017	622	642
Dollar General Corp. 1.875% 2018	1,211	1,171
Ford Motor Credit Co. 2.375% 2018	3,290	3,311
Ford Motor Credit Co. 2.375% 2019	24,900	24,751
Ford Motor Credit Co. 2.597% 2019	12,525	12,472
Ford Motor Credit Co. 3.664% 2024	500	502
Gannett Co., Inc. 5.125% 2019	1,130	1,161
Gannett Co., Inc. 4.875% 2021[4]	290	289
Gannett Co., Inc. 6.375% 2023	340	362
General Motors Co. 4.00% 2025	1,030	1,035
General Motors Co. 5.00% 2035	15,385	16,071
General Motors Co. 5.20% 2045	425	449
General Motors Financial Co. 3.25% 2018	675	678
General Motors Financial Co. 6.75% 2018	300	340
General Motors Financial Co. 4.375% 2021	2,400	2,508
Grupo Televisa, SAB 7.25% 2043	MXN6,080	355
Hilton Worldwide, Term Loan B, 3.50% 2020[3,5,6]	$1,990	1,970
American Funds Insurance Series — Bond Fund — Page 92 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Home Depot, Inc. 4.40% 2021	$7,500	$8,355
Limited Brands, Inc. 7.00% 2020	1,192	1,359
Limited Brands, Inc. 6.625% 2021	2,724	3,078
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	2,000	2,060
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	975	1,046
MGM Resorts International 7.50% 2016	1,875	1,983
MGM Resorts International 6.75% 2020	875	921
MGM Resorts International 7.75% 2022	2,000	2,220
Michaels Stores, Inc. 5.875% 2020[4]	2,050	2,081
Mohegan Tribal Gaming Authority 11.00% 2018[3,4,7]	3,300	3,234
NBC Universal Enterprise, Inc. 5.25% (undated)[4]	2,375	2,476
NBCUniversal Media, LLC 5.15% 2020	10,000	11,361
NBCUniversal Media, LLC 2.875% 2023	2,500	2,502
NCL Corp. Ltd. 5.25% 2019[4]	725	734
Needle Merger Sub Corp. 8.125% 2019[4]	3,500	3,272
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	950	1,009
Neiman Marcus Group LTD Inc. 8.75% 2021[3,4,7]	1,160	1,235
Neiman Marcus, Term Loan B, 4.25% 2020[3,5,6]	4,950	4,856
News America Inc. 4.50% 2021	7,930	8,692
News America Inc. 4.00% 2023	1,100	1,170
News America Inc. 6.15% 2037	1,000	1,257
PETCO Animal Supplies, Inc. 9.25% 2018[4]	5,000	5,250
Pinnacle Entertainment, Inc. 6.375% 2021	1,025	1,061
Playa Resorts Holding BV 8.00% 2020[4]	1,725	1,729
Playa Resorts Holding BV, Term Loan B, 4.00% 2019[3,5,6]	766	755
RCI Banque 3.50% 2018[4]	8,280	8,579
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	1,200	1,281
Schaeffler Holding Finance BV 6.25% 2019[4,7]	2,500	2,587
Seminole Tribe of Florida 7.804% 2020[4,5]	750	799
Six Flags Entertainment Corp. 5.25% 2021[4]	2,500	2,512
Stackpole Intl. 7.75% 2021[4]	2,815	2,829
Target Corp. 6.00% 2018	3,000	3,383
Thomson Reuters Corp. 1.30% 2017	285	284
Thomson Reuters Corp. 1.65% 2017	5,445	5,416
Thomson Reuters Corp. 4.30% 2023	240	256
Thomson Reuters Corp. 5.65% 2043	635	737
Time Inc. 5.75% 2022[4]	1,125	1,091
Time Inc., Term Loan B, 4.25% 2021[3,5,6]	846	839
Time Warner Inc. 2.10% 2019	330	325
Time Warner Inc. 4.05% 2023	450	473
Time Warner Inc. 3.55% 2024	300	299
Time Warner Inc. 6.20% 2040	5,450	6,658
Toyota Motor Credit Corp. 2.125% 2019	1,000	1,004
Toys "R" Us-Delaware, Inc., Term Loan B2, 5.25% 2018[3,5,6]	1,107	827
Univision Communications Inc., Term Loan D, 4.00% 2020[3,5,6]	1,992	1,952
Viacom Inc. 2.75% 2019	2,515	2,523
Viacom Inc. 4.25% 2023	1,950	2,014
Viacom Inc. 4.85% 2034	6,455	6,627
Viacom Inc. 5.85% 2043	5,150	5,748
Viacom Inc. 5.25% 2044	1,105	1,173
Volkswagen Group of America Finance, LLC 2.45% 2019[4]	520	524
Volkswagen International Finance NV 4.00% 2020[4]	4,200	4,531
Walt Disney Co. 5.50% 2019	5,000	5,712
American Funds Insurance Series — Bond Fund — Page 93 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Weather Company, Term Loan, 7.00% 2020[3,5,6]	$500	$477
Wynn Macau, Ltd. 5.25% 2021[4]	3,100	2,929
		313,812
Consumer staples 2.90%
Altria Group, Inc. 2.625% 2020	435	437
Altria Group, Inc. 2.85% 2022	5,650	5,499
Altria Group, Inc. 4.00% 2024	150	157
Altria Group, Inc. 9.95% 2038	3,200	5,491
Altria Group, Inc. 10.20% 2039	3,100	5,414
Altria Group, Inc. 4.50% 2043	3,000	3,033
Altria Group, Inc. 5.375% 2044	6,100	6,971
Anheuser-Busch InBev NV 3.625% 2015	2,525	2,548
Anheuser-Busch InBev NV 4.125% 2015	10,000	10,009
British American Tobacco International Finance PLC 9.50% 2018[4]	14,137	17,810
C&S Group Enterprises LLC 5.375% 2022[4]	1,950	1,940
Coca-Cola Co. 1.50% 2015	8,110	8,192
Coca-Cola Co. 3.15% 2020	6,285	6,579
ConAgra Foods, Inc. 1.30% 2016	6,725	6,727
ConAgra Foods, Inc. 1.90% 2018	7,175	7,133
ConAgra Foods, Inc. 3.20% 2023	11,295	11,083
ConAgra Foods, Inc. 4.65% 2043	6,254	6,553
Constellation Brands, Inc. 3.875% 2019	2,100	2,121
Constellation Brands, Inc. 4.25% 2023	400	398
CVS Caremark Corp. 2.25% 2018	500	505
CVS Caremark Corp. 2.25% 2019	1,060	1,057
CVS Caremark Corp. 5.30% 2043	3,395	4,075
General Mills, Inc. 1.40% 2017	430	429
General Mills, Inc. 2.20% 2019	310	308
Imperial Tobacco Finance PLC 2.05% 2018[4]	4,252	4,231
Imperial Tobacco Finance PLC 3.50% 2023[4]	2,835	2,790
Ingles Markets, Inc. 5.75% 2023	1,575	1,585
Kraft Foods Inc. 1.625% 2015	3,880	3,897
Kraft Foods Inc. 2.25% 2017	3,485	3,545
Kraft Foods Inc. 5.00% 2042	370	409
Kroger Co. 3.90% 2015	7,500	7,663
Kroger Co. 2.95% 2021	1,495	1,485
Kroger Co. 5.00% 2042	250	273
Kroger Co. 5.15% 2043	3,300	3,772
Mondelez International, Inc. 4.00% 2024	555	582
PepsiCo, Inc. 2.50% 2016	5,000	5,111
Pernod Ricard SA 4.25% 2022[4]	1,875	1,985
Pernod Ricard SA 4.45% 2022[4]	22,870	24,523
Philip Morris International Inc. 1.875% 2019	17,375	17,286
Philip Morris International Inc. 3.25% 2024	4,750	4,770
Philip Morris International Inc. 4.875% 2043	800	896
Philip Morris International Inc. 4.25% 2044	9,075	9,267
Reynolds American Inc. 3.25% 2022	4,500	4,391
Reynolds American Inc. 4.85% 2023	6,430	6,933
Reynolds American Inc. 6.15% 2043	4,855	5,651
SABMiller Holdings Inc. 2.45% 2017[4]	7,410	7,564
SABMiller Holdings Inc. 2.20% 2018[4]	785	788
SABMiller Holdings Inc. 3.75% 2022[4]	3,800	3,972
Smithfield Foods, Inc. 5.25% 2018[4]	1,000	1,020
American Funds Insurance Series — Bond Fund — Page 94 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Stater Bros. Holdings Inc., Term Loan B, 4.75% 2021[3,5,6]	$499	$494
Tyson Foods, Inc. 2.65% 2019	600	606
Tyson Foods, Inc. 3.95% 2024	1,050	1,088
Tyson Foods, Inc. 5.15% 2044	6,680	7,533
Wal-Mart Stores, Inc. 5.80% 2018	7,395	8,365
WM. Wrigley Jr. Co 2.40% 2018[4]	500	504
WM. Wrigley Jr. Co 3.375% 2020[4]	19,230	19,681
WM. Wrigley Jr. Co. 2.90% 2019[4]	500	507
		277,636
Industrials 1.88%
AAF Holdings LLC 12.75% 2019[3,4,7]	625	609
AECOM Technology Corp. 5.75% 2022[4]	1,125	1,153
AerCap Holdings NV 2.75% 2017[4]	150	147
Altegrity, Inc. 9.50% 2019[4]	2,000	1,905
Atlas Copco AB 5.60% 2017[4]	2,340	2,553
B/E Aerospace, Inc., Term Loan B, 4.00% 2021[3,5,6]	1,360	1,360
BNSF Funding Trust I 6.613% 2055[3]	1,680	1,900
Burlington Northern Santa Fe LLC 5.75% 2018	1,505	1,688
Burlington Northern Santa Fe LLC 4.70% 2019	3,740	4,139
Canadian National Railway Co. 5.55% 2018	5,000	5,621
Canadian National Railway Co. 2.85% 2021	5,000	5,124
CEVA Group PLC 7.00% 2021[4]	775	752
CEVA Group PLC, LOC, 6.50% 2021[3,5,6]	853	802
CEVA Group PLC, Term Loan B, 6.50% 2021[3,5,6]	1,232	1,158
CEVA Group PLC, Term Loan, 6.50% 2021[3,5,6]	893	839
CEVA Group PLC, Term Loan, 6.50% 2021[3,5,6]	154	145
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[5]	57	61
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[5]	97	101
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[5]	681	715
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[5]	1,661	1,747
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	535	592
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[5]	286	299
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[5]	469	506
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[5]	1,837	2,053
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[5]	941	1,068
CSX Corp. 6.25% 2015	1,667	1,690
CSX Corp. 3.40% 2024	3,395	3,446
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-1, 5.00% 2018[3,5,6]	1,548	1,544
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-2, 5.00% 2018[3,5,6]	650	648
Esterline Technologies Corp. 7.00% 2020	2,475	2,611
Euramax International, Inc. 9.50% 2016	1,775	1,660
European Aeronautic Defence and Space Company 2.70% 2023[4]	7,500	7,376
Far East Capital Limited SA 8.00% 2018[4]	540	224
Far East Capital Limited SA 8.75% 2020[4]	1,085	450
Gardner Denver, Inc. Term Loan B, 4.25% 2020[3,5,6]	4,431	4,165
Gates Global LLC 6.00% 2022[4]	1,050	1,011
Gates Global LLC, Term Loan B, 4.25% 2021[3,5,6]	1,197	1,167
General Electric Capital Corp. 1.50% 2016	5,212	5,269
General Electric Capital Corp. 2.30% 2017	5,000	5,124
General Electric Capital Corp. 3.10% 2023	12,460	12,629
General Electric Co. 2.70% 2022	5,000	5,011
General Electric Co. 4.50% 2044	250	276
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.008% 2015[3,5,6,8]	108	103
American Funds Insurance Series — Bond Fund — Page 95 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
HD Supply, Inc. 5.25% 2021[4]	$825	$842
KLX Inc. 5.875% 2022[4]	800	810
LMI Aerospace Inc. 7.375% 2019[4]	1,450	1,421
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[4]	925	948
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[4]	4,075	4,116
Norfolk Southern Corp. 5.75% 2016	5,270	5,525
Norfolk Southern Corp. 3.00% 2022	9,860	9,916
Norfolk Southern Corp. 3.95% 2042	5,000	4,925
Parker-Hannifin Corp. 4.45% 2044	250	271
R.R. Donnelley & Sons Co. 6.50% 2023	625	644
Republic Services, Inc. 5.00% 2020	5,000	5,534
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	1,750	1,663
TransDigm Inc. 5.50% 2020	2,175	2,137
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 2006[5,8,9]	230	—
United Technologies Corp. 1.80% 2017	2,340	2,372
United Technologies Corp. 4.50% 2042	9,280	10,145
US Investigations Services, Inc. 13.00% 2020[4,7]	867	386
US Investigations Services, Inc. 14.00% 2020[4,5,7]	628	279
US Investigations Services, Inc. 15.00% 2021[4,7]	1,515	453
Volvo Treasury AB 5.95% 2015[4]	34,000	34,398
Watco Companies 6.375% 2023[4]	1,505	1,497
		179,723
Telecommunication services 1.59%
Altice Finco SA, First Lien, 7.75% 2022[4]	1,000	1,004
AT&T Inc. 1.40% 2017	3,615	3,582
AT&T Inc. 4.80% 2044	1,410	1,442
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[4]	1,575	1,898
Deutsche Telekom International Finance BV 3.125% 2016[4]	5,495	5,635
Deutsche Telekom International Finance BV 6.00% 2019	1,415	1,643
Deutsche Telekom International Finance BV 9.25% 2032	5,878	9,526
Digicel Group Ltd. 8.25% 2020[4]	1,800	1,755
Digicel Group Ltd. 6.00% 2021[4]	950	891
Frontier Communications Corp. 8.125% 2018	1,100	1,240
Frontier Communications Corp. 6.25% 2021	300	302
Frontier Communications Corp. 9.25% 2021	2,100	2,433
Frontier Communications Corp. 8.75% 2022	425	477
Frontier Communications Corp. 7.625% 2024	2,500	2,587
Intelsat Jackson Holding Co. 6.625% 2022	2,500	2,581
MetroPCS Wireless, Inc. 6.25% 2021	2,750	2,825
MetroPCS Wireless, Inc. 6.625% 2023	3,275	3,370
NII Capital Corp. 7.875% 2019[4,9]	1,000	725
NII Capital Corp. 8.875% 2019[9]	475	169
NII Capital Corp. 11.375% 2019[4,9]	1,700	1,233
NII Capital Corp. 7.625% 2021[9]	2,325	442
Numericable Group SA, First Lien, 4.875% 2019[4]	600	597
Numericable Group SA, First Lien, 6.00% 2022[4]	4,400	4,430
Numericable Group SA, First Lien, 6.25% 2024[4]	1,900	1,917
Orange SA 2.75% 2019	3,570	3,640
Orange SA 5.50% 2044	1,980	2,331
Sprint Nextel Corp. 9.00% 2018[4]	2,000	2,280
Sprint Nextel Corp. 7.00% 2020	3,000	3,015
Sprint Nextel Corp. 7.25% 2021	1,925	1,918
Sprint Nextel Corp. 11.50% 2021	925	1,117
American Funds Insurance Series — Bond Fund — Page 96 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Sprint Nextel Corp. 7.875% 2023	$2,500	$2,480
Sprint Nextel Corp. 7.125% 2024	3,000	2,805
Telecom Italia Capital SA 6.999% 2018	3,910	4,360
T-Mobile US, Inc. 6.542% 2020	5,000	5,181
Verizon Communications Inc. 2.625% 2020[4]	1,315	1,302
Verizon Communications Inc. 5.15% 2023	21,007	23,213
Verizon Communications Inc. 3.50% 2024	5,275	5,193
Verizon Communications Inc. 4.15% 2024	7,000	7,252
Verizon Communications Inc. 4.40% 2034	10,584	10,555
Verizon Communications Inc. 4.862% 2046[4]	16,987	17,492
Wind Acquisition SA 4.75% 2020[4]	2,850	2,672
Wind Acquisition SA 7.375% 2021[4]	2,500	2,366
		151,876
Materials 1.01%
ArcelorMittal 6.00% 2021[3]	665	694
ArcelorMittal 6.75% 2022[3]	1,775	1,904
ArcelorMittal 7.25% 2041[3]	2,500	2,538
Dow Chemical Co. 3.00% 2022	5,000	4,894
E.I. du Pont de Nemours and Co. 2.75% 2016	3,920	4,016
E.I. du Pont de Nemours and Co. 2.80% 2023	7,500	7,391
Ecolab Inc. 3.00% 2016	5,455	5,637
First Quantum Minerals Ltd. 6.75% 2020[4]	3,917	3,564
First Quantum Minerals Ltd. 7.00% 2021[4]	3,917	3,545
FMG Resources 6.00% 2017[4]	2,650	2,542
FMG Resources 6.875% 2018[4,5]	133	121
FMG Resources 8.25% 2019[4]	1,550	1,416
Georgia Gulf Corp. 4.875% 2023	1,600	1,516
Georgia-Pacific Corp. 3.60% 2025[4]	2,000	2,013
Glencore Xstrata LLC 1.594% 2019[3,4]	3,000	3,018
Holcim Ltd. 5.15% 2023[4]	1,760	1,965
JMC Steel Group Inc. 8.25% 2018[4]	3,950	3,767
LSB Industries, Inc. 7.75% 2019	1,200	1,254
Monsanto Co. 2.75% 2021	3,200	3,195
Monsanto Co. 3.375% 2024	600	611
Monsanto Co. 4.40% 2044	900	938
Monsanto Co. 4.70% 2064	10,750	11,327
Owens-Illinois, Inc. 5.00% 2022[4]	560	572
Owens-Illinois, Inc. 5.375% 2025[4]	420	425
PQ Corp. 8.75% 2018[4]	2,560	2,659
Rayonier Advanced Materials Inc. 5.50% 2024[4]	1,960	1,619
Reynolds Group Inc. 5.75% 2020	4,235	4,362
Rio Tinto Finance (USA) Ltd. 9.00% 2019	3,780	4,787
Ryerson Inc. 9.00% 2017	1,925	1,983
Ryerson Inc. 11.25% 2018	401	429
Solenis, Term Loan, 7.75% 2022[3,5,6]	2,425	2,370
Teck Resources Ltd. 3.15% 2017	2,880	2,938
Tembec Industries Inc. 9.00% 2019[4]	705	695
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[4]	1,285	1,369
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV), Term Loan B, 3.75% 2020[3,5,6]	1,375	1,343
Walter Energy, Inc. 9.875% 2020	625	131
Xstrata Canada Financial Corp. 4.95% 2021[4]	2,650	2,800
		96,348
American Funds Insurance Series — Bond Fund — Page 97 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology 0.61%	Principal amount (000)	Value (000)
Alcatel-Lucent USA Inc. 4.625% 2017[4]	$3,375	$3,426
Alcatel-Lucent USA Inc. 6.75% 2020[4]	2,580	2,736
Alcatel-Lucent USA Inc. 8.875% 2020[4]	1,925	2,103
First Data Corp. 6.75% 2020[4]	666	712
First Data Corp. 8.25% 2021[4]	600	645
First Data Corp. 11.75% 2021	975	1,124
First Data Corp. 12.625% 2021	3,500	4,165
First Data Corp. 8.75% 2022[3,4,7]	4,641	5,012
Freescale Semiconductor, Inc. 5.00% 2021[4]	1,500	1,507
International Business Machines Corp. 5.70% 2017	7,500	8,364
International Business Machines Corp. 4.00% 2042	300	300
Lawson Software, Inc. 9.375% 2019	3,000	3,221
Oracle Corp. 1.20% 2017	3,600	3,589
Oracle Corp. 2.80% 2021	6,500	6,590
Oracle Corp. 4.30% 2034	600	644
Serena Software, Inc. Term Loan B 7.50% 2020[3,5,6]	2,125	2,120
SRA International, Inc. 11.00% 2019	1,625	1,735
SRA International, Inc., Term Loan B, 6.50% 2018[3,5,6]	2,668	2,672
SunGard Data Systems Inc. 7.375% 2018	1,067	1,111
SunGard Data Systems Inc. 7.625% 2020	3,825	4,074
TIBCO Software, Inc. 11.375% 2021[4]	1,475	1,431
Xerox Corp. 2.95% 2017	1,670	1,717
		58,998
Total corporate bonds & notes		2,859,138
Mortgage-backed obligations 21.46% Federal agency mortgage-backed obligations 17.61%
Fannie Mae 5.50% 2023[5]	1,848	2,019
Fannie Mae 4.00% 2024[5]	579	616
Fannie Mae 4.50% 2025[5]	857	925
Fannie Mae, Series 2001-4, Class GA, 9.437% 2025[3,5]	16	18
Fannie Mae 6.00% 2026[5]	634	718
Fannie Mae 5.50% 2027[5]	404	452
Fannie Mae 6.00% 2027[5]	1,035	1,173
Fannie Mae 1.765% 2037[3,5]	1,832	1,926
Fannie Mae 6.00% 2037[5]	2,923	3,311
Fannie Mae 6.00% 2037[5]	416	468
Fannie Mae 5.50% 2038[5]	6,896	7,706
Fannie Mae 5.50% 2038[5]	717	805
Fannie Mae 2.191% 2039[3,5]	2,042	2,178
Fannie Mae 2.25% 2039[3,5]	606	648
Fannie Mae 2.28% 2039[3,5]	202	217
Fannie Mae 3.446% 2039[3,5]	1,914	2,044
Fannie Mae 2.335% 2039[3,5]	225	241
Fannie Mae 3.058% 2039[3,5]	855	917
Fannie Mae 3.636% 2039[3,5]	161	172
Fannie Mae 3.47% 2039[3,5]	241	258
Fannie Mae 4.38% 2040[3,5]	1,177	1,248
Fannie Mae 5.00% 2040[5]	1,234	1,381
Fannie Mae 2.924% 2041[3,5]	2,034	2,116
Fannie Mae 3.547% 2041[3,5]	4,973	5,218
Fannie Mae 4.00% 2041[5]	14,587	15,762
Fannie Mae 5.00% 2041[5]	9,287	10,312
American Funds Insurance Series — Bond Fund — Page 98 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 5.00% 2041[5]	$7,018	$7,792
Fannie Mae 5.00% 2041[5]	3,987	4,487
Fannie Mae 5.00% 2041[5]	3,035	3,416
Fannie Mae 5.00% 2041[5]	1,995	2,247
Fannie Mae 5.00% 2041[5]	1,248	1,405
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[5]	45	52
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[5]	33	37
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[5]	52	61
Fannie Mae 4.00% 2042[5]	10,265	11,091
Fannie Mae 4.00% 2042[5]	1,575	1,702
Fannie Mae, Series 2002-W1, Class 2A, 6.532% 2042[3,5]	67	78
Fannie Mae 4.00% 2043[5]	12,606	13,624
Fannie Mae 4.00% 2044[5]	9,244	9,972
Fannie Mae 4.00% 2044[5]	4,351	4,703
Fannie Mae 3.50% 2045[5,10]	135,000	140,670
Fannie Mae 3.50% 2045[5,10]	75,000	77,945
Fannie Mae 4.00% 2045[5,10]	215,000	228,814
Fannie Mae 4.50% 2045[5,10]	446,334	483,618
Fannie Mae 4.50% 2045[5,10]	377,845	410,116
Freddie Mac 5.50% 2033[5]	368	414
Freddie Mac, Series 3061, Class PN, 5.50% 2035[5]	321	355
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[5]	709	667
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[5]	624	585
Freddie Mac, Series 3257, Class PA, 5.50% 2036[5]	1,942	2,163
Freddie Mac, Series 3318, Class JT, 5.50% 2037[5]	900	992
Freddie Mac 5.00% 2038[5]	69	77
Freddie Mac 5.50% 2038[5]	9,058	10,139
Freddie Mac 5.50% 2038[5]	411	459
Freddie Mac 5.50% 2038[5]	313	350
Freddie Mac 2.874% 2039[3,5]	742	793
Freddie Mac 3.347% 2039[3,5]	313	335
Freddie Mac 5.50% 2039[5]	596	667
Freddie Mac 4.50% 2040[5]	1,214	1,318
Freddie Mac 5.50% 2040[5]	2,123	2,374
Freddie Mac 4.50% 2041[5]	4,333	4,726
Freddie Mac 4.50% 2041[5]	1,271	1,379
Freddie Mac 5.00% 2041[5]	9,500	10,678
Freddie Mac 5.50% 2041[5]	3,104	3,472
Freddie Mac 4.00% 2043[5]	7,807	8,410
Freddie Mac 4.00% 2043[5]	3,843	4,141
Freddie Mac 4.00% 2043[5]	3,086	3,332
Freddie Mac 4.00% 2044[5]	3,193	3,447
Government National Mortgage Assn. 4.50% 2040[5]	2,836	3,119
Government National Mortgage Assn. 4.00% 2044[5]	131,804	141,621
Government National Mortgage Assn. 4.00% 2044[5]	13,890	14,919
		1,685,611
Commercial mortgage-backed securities 3.75%
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[3,5]	3,033	3,195
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[3,5]	6,562	6,779
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.563% 2049[3,5]	2,405	2,583
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 5.821% 2051[3,5]	3,020	3,289
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.427% 2051[3,5]	3,438	3,800
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[3,5]	1,755	1,906
American Funds Insurance Series — Bond Fund — Page 99 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[3,5]	$2,380	$2,621
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.974% 2049[3,5]	2,190	2,290
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A-M, 6.133% 2049[3,5]	5,000	5,480
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.40% 2044[3,5]	11,825	12,021
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[5]	13,152	13,822
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[5]	3,371	3,603
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[5]	17,722	18,688
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A-1-A-1, 5.893% 2039[3,5]	5,222	5,610
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.615% 2049[3,5]	10,650	11,419
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[4,5]	17,578	18,004
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.312% 2045[3,5]	1,492	1,494
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[3,5]	10,916	11,418
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 5.819% 2038[3,5]	2,291	2,405
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[5]	18,925	20,204
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[3,5]	12,610	13,690
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[4,5]	7,820	7,837
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[4,5]	2,000	2,027
Hilton USA Trust, Series 2013-HLF, CFX, 3.714% 2030[4,5]	2,935	2,969
Hilton USA Trust, Series 2013-HLF, DFX, 4.407% 2030[4,5]	600	614
Hilton USA Trust, Series 2013-HLT, EFX, 5.609% 2030[3,4,5]	400	411
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.467% 2037[3,5]	421	421
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[3,5]	3,375	3,541
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[5]	3,001	3,180
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.863% 2045[3,5]	10,315	10,777
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[4,5]	11,208	11,539
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.092% 2047[3,5]	1,492	1,594
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.703% 2049[3,5]	26,820	28,815
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[5]	5,906	6,362
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[3,5]	3,064	3,345
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045[5]	9,238	9,728
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4,5]	1,187	1,330
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[3,5]	3,619	3,946
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[5]	2,452	2,627
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[3,5]	2,200	2,323
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[3,5]	13,725	14,904
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.163% 2045[3,5]	2,110	2,351
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 6.028% 2050[3,5]	1,955	2,103
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[5]	21,310	22,569
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.079% 2049[3,5]	6,195	6,765
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2021[4,5]	1,380	1,430
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[5]	5,051	5,370
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[5]	5,025	5,356
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 6.105% 2049[3,5]	10,511	11,443
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.707% 2043[3,5]	2,591	2,702
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047[5]	2,700	2,913
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[3,5]	8,810	9,417
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.933% 2049[3,5]	3,500	3,763
		358,793
American Funds Insurance Series — Bond Fund — Page 100 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Other mortgage-backed securities 0.10%	Principal amount (000)	Value (000)
Northern Rock PLC 5.625% 2017[4,5]	$1,868	$2,052
Royal Bank of Canada 3.125% 2015[4,5]	6,840	6,891
		8,943
Total mortgage-backed obligations		2,053,347
Bonds & notes of governments & government agencies outside the U.S. 3.51%
Argentina (Republic of) 7.00% 2017	2,300	2,190
Bermuda Government 5.603% 2020[4]	4,710	5,181
Bermuda Government 5.603% 2020	2,735	3,009
Bermuda Government 4.138% 2023[4]	1,000	1,015
Bermuda Government 4.854% 2024[4]	6,215	6,495
Croatian Government 6.375% 2021	1,500	1,646
Croatian Government 5.50% 2023[4]	1,625	1,692
Greek Government 2.00%/3.00% 2023[11]	€420	324
Greek Government 2.00%/3.00% 2024[11]	420	321
Greek Government 2.00%/3.00% 2025[11]	420	304
Greek Government 2.00%/3.00% 2026[11]	420	291
Greek Government 2.00%/3.00% 2027[11]	420	283
Greek Government 2.00%/3.00% 2028[11]	420	274
Greek Government 2.00%/3.00% 2029[11]	420	273
Greek Government 2.00%/3.00% 2030[11]	420	269
Greek Government 2.00%/3.00% 2031[11]	420	267
Greek Government 2.00%/3.00% 2032[11]	420	263
Greek Government 2.00%/3.00% 2033[11]	420	263
Greek Government 2.00%/3.00% 2034[11]	420	260
Greek Government 2.00%/3.00% 2035[11]	420	259
Greek Government 2.00%/3.00% 2036[11]	420	257
Greek Government 2.00%/3.00% 2037[11]	420	254
Greek Government 2.00%/3.00% 2038[11]	420	256
Greek Government 2.00%/3.00% 2039[11]	420	256
Greek Government 2.00%/3.00% 2040[11]	420	256
Greek Government 2.00%/3.00% 2041[11]	420	257
Greek Government 2.00%/3.00% 2042[11]	420	258
Hungarian Government 4.75% 2015	$750	752
Hungarian Government 4.125% 2018	2,310	2,408
Hungarian Government 6.25% 2020	2,425	2,737
India (Republic of) 7.28% 2019	INR1,270,000	19,737
Indonesia (Republic of), Series 71, 9.00% 2029	IDR27,000,000	2,343
Indonesia (Republic of) 8.375% 2034	189,000,000	15,456
Irish Government 3.90% 2023	€5,000	7,386
Italian Government 4.50% 2024	7,000	10,428
Portuguese Government 5.125% 2024[4]	$800	840
Portuguese Government 5.65% 2024	€22,180	33,302
Province of Manitoba 3.05% 2024	$5,050	5,225
Province of Ontario 3.20% 2024	9,000	9,389
Slovenia (Republic of) 5.50% 2022	18,585	20,676
Slovenia (Republic of) 5.85% 2023	15,150	17,205
Slovenia (Republic of) 5.85% 2023[4]	6,650	7,552
Slovenia (Republic of) 5.25% 2024	3,820	4,216
South Africa (Republic of), Series R-213, 7.00% 2031	ZAR150,000	11,334
Spanish Government 4.00% 2018[4]	$7,000	7,375
Spanish Government 5.40% 2023	€10,000	15,837
Spanish Government 5.15% 2028	14,000	22,719
American Funds Insurance Series — Bond Fund — Page 101 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Spanish Government 5.15% 2044	€26,750	$46,332
United Mexican States Government 3.50% 2017[2]	MXN1,272	9,206
United Mexican States Government, Series M20, 10.00% 2024	225,000	20,013
United Mexican States Government Global 3.60% 2025	$7,500	7,511
United Mexican States Government Global, Series A, 6.05% 2040	3,990	4,900
United Mexican States Government Global 5.55% 2045	4,030	4,695
		336,247
Federal agency bonds & notes 1.89%
CoBank, ACB 7.875% 2018[4]	2,285	2,667
CoBank, ACB 0.834% 2022[3,4]	14,990	14,053
Fannie Mae 1.25% 2016	10,000	10,105
Fannie Mae 5.375% 2016	2,080	2,232
Fannie Mae 2.625% 2024	12,910	13,091
Freddie Mac 0.50% 2015	20,000	20,027
Freddie Mac 1.25% 2019	44,500	43,623
Freddie Mac, Series K716, Class A2, multifamily 3.132% 2021[5]	10,875	11,375
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022[5]	7,500	7,462
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[3,5]	6,650	7,108
Tennessee Valley Authority 5.88% 2036	3,750	5,153
Tennessee Valley Authority 5.25% 2039	15,315	19,563
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,000	19,254
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	5,136
		180,849
Asset-backed obligations 0.31%
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[5]	15,895	15,873
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 2023[5]	1,500	1,678
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[4,5]	2,830	2,848
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[4,5]	1,000	1,005
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[4,5]	8,000	7,893
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.355% 2037[3,5]	1,474	319
		29,616
Municipals 0.90%
State of California, Various Purpose G.O. Bonds, 7.30% 2039[5]	1,890	2,780
State of California, Various Purpose G.O. Bonds, 7.35% 2039	3,260	4,824
State of California, Various Purpose G.O. Bonds, 7.50% 2034	2,200	3,302
State of California, Various Purpose G.O. Bonds, 7.55% 2039	865	1,338
State of California, Various Purpose G.O. Bonds, 7.60% 2040	22,040	35,015
State of California, Various Purpose G.O. Bonds, 7.625% 2040	2,900	4,461
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	15,000	15,263
State of New Jersey, G.O. Ref. Bonds, Series H, Assured Guaranty Municipal insured, 5.25% 2015	8,000	8,204
State of Texas, Board of Regents of the University of Texas System, Rev. Fncg. System Bonds (Build America Bonds - Direct Payment), Series 2010-D, 3.076% 2016	10,450	10,830
		86,017
Total bonds, notes & other debt instruments (cost: $9,020,873,000)		9,162,819
Convertible bonds 0.01% Financials 0.01%
Bank of Ireland 10.00% convertible notes 2016	€1,000	1,311
Total convertible bonds (cost: $1,333,000)		1,311
American Funds Insurance Series — Bond Fund — Page 102 of 147

Preferred securities 0.03% Financials 0.02%	Shares	Value (000)
Citigroup Inc., Series K, depositary shares	62,395	$1,658
Miscellaneous 0.01%
Other preferred securities in initial period of acquisition		628
Total preferred securities (cost: $2,180,000)		2,286
Common stocks 0.00% Consumer discretionary 0.00%
Adelphia Recovery Trust, Series ACC-1[12]	2,409,545	6
Adelphia Recovery Trust, Series ACC-6B8,12	500,000	—
Revel AC, Inc.[8,12,13]	19,511	—
Total common stocks (cost: $2,376,000)		6
Short-term securities 17.20%	Principal amount (000)
Abbott Laboratories 0.09%–0.12% due 1/7/2015–3/4/2015[4]	$101,700	101,687
Apple Inc. 0.13% due 1/13/2015[4]	25,000	24,999
Caterpillar Financial Services Corp. 0.12% due 2/19/2015	33,000	32,993
Chariot Funding, LLC 0.20% due 4/27/2015[4]	26,200	26,183
Chevron Corp. 0.10%–0.12% due 1/12/2015–2/24/2015[4]	39,900	39,895
Coca-Cola Co. 0.13%–0.20% due 2/6/2015–5/8/2015[4]	135,000	134,943
Emerson Electric Co. 0.09%–0.10% due 1/7/2015–3/2/2015[4]	52,200	52,193
Fannie Mae 0.07%–0.12% due 1/14/2015–6/1/2015	143,800	143,776
Federal Farm Credit Banks 0.11%–0.13% due 6/11/2015–7/17/2015	42,300	42,271
Federal Home Loan Bank 0.08%–0.17% due 1/14/2015–11/4/2015	351,900	351,764
Freddie Mac 0.06%–0.15% due 1/20/2015–7/23/2015	518,000	517,872
Microsoft Corp. 0.10% due 2/2/2015[4]	62,900	62,896
Private Export Funding Corp. 0.15% due 1/7/2015[4]	44,800	44,799
Procter & Gamble Co. 0.15% due 1/21/2015[4]	22,500	22,499
U.S. Treasury Bills 0.13% due 6/25/2015	20,500	20,493
Walt Disney Co. 0.08% due 1/26/2015[4]	27,000	26,998
Total short-term securities (cost: $1,646,155,000)		1,646,261
Total investment securities 112.98% (cost: $10,672,917,000)		10,812,683
Other assets less liabilities (12.98)%		(1,242,063)
Net assets 100.00%		$9,570,620
American Funds Insurance Series — Bond Fund — Page 103 of 147

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $133,853,000, which represented 1.40% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,331,157,000, which represented 13.91% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $44,343,000, which represented .46% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $430,000, which represented less than ..01% of the net assets of the fund.
[9]	Scheduled interest and/or principal payment was not received.
[10]	A portion or all of the security purchased on a TBA basis.
[11]	Step bond; coupon rate will increase at a later date.
[12]	Security did not produce income during the last 12 months.
[13]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

Private placement security	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Revel AC, Inc.	12/7/2011–12/13/2011	$2,194	$—	.00%

Key to abbreviations and symbols
£ = British pounds
€ = Euros
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
IDR = Indonesian rupiah
INR = Indian rupees
LOC = Letter of credit
MXN = Mexican pesos
Ref. = Refunding
Rev. = Revenue
TBA = To be announced
ZAR = South African rand
American Funds Insurance Series — Bond Fund — Page 104 of 147

Global Bond FundSM
Investment portfolio
December 31, 2014
Bonds, notes & other debt instruments 97.08% Euros 22.61%	Principal amount (000)	Value (000)
Allianz SE, 4.75% (undated)[1]	€1,500	$2,025
Anheuser-Busch InBev NV 8.625% 2017	750	1,062
Assicurazioni Generali SPA 10.125% 2042	1,500	2,518
Assicurazioni Generali SPA 7.75% 2042[1]	1,300	1,971
AT&T Inc. 6.125% 2015	1,100	1,350
Austrian Government 4.00% 2016	550	713
Aviva PLC 6.125% 2043[1]	3,000	4,344
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024[1]	7,400	9,266
Barclays Bank PLC 4.00% 2019[2]	2,450	3,477
Barclays Bank PLC 6.00% 2021	5,325	7,915
Barclays Bank PLC 6.625% 2022	1,070	1,674
Belgium (Kingdom of), Series 69, 1.25% 2018	3,075	3,881
Belgium (Kingdom of), Series 67, 3.00% 2019	6,380	8,765
Belgium (Kingdom of), Series 68, 2.25% 2023	5,025	6,877
Belgium (Kingdom of), Series 72, 2.60% 2024	4,205	5,908
Belgium (Kingdom of), Series 71, 3.75% 2045	1,940	3,337
BNP Paribas 2.875% 2026[1]	3,500	4,379
BPCE SA group 4.625% 2023	1,200	1,696
CaixaBank, SA 5.00% 2023[1]	9,000	11,691
Canadian Government 3.50% 2020	2,500	3,535
Daimler AG, Series 6, 4.125% 2017	300	392
Deutsche Telekom International Finance BV 7.50% 2033	200	434
European Investment Bank 4.75% 2017	2,370	3,249
French Government O.A.T. Eurobond 1.00% 2018	6,750	8,466
German Government 3.00% 2020	9,300	13,079
German Government 1.50% 2024	3,130	4,130
German Government 6.25% 2030	1,800	3,810
German Government, Series 00, 5.50% 2031	1,000	2,009
German Government, Series 8, 4.75% 2040	200	423
German Government 2.50% 2044	3,100	4,771
Greek Government 2.00%/3.00% 2023[3]	735	568
Greek Government 2.00%/3.00% 2024[3]	735	562
Greek Government 2.00%/3.00% 2025[3]	735	531
Greek Government 2.00%/3.00% 2026[3]	735	508
Greek Government 2.00%/3.00% 2027[3]	740	498
Greek Government 2.00%/3.00% 2028[3]	730	477
Greek Government 2.00%/3.00% 2029[3]	860	559
Greek Government 2.00%/3.00% 2030[3]	860	551
Greek Government 2.00%/3.00% 2031[3]	860	546
Greek Government 2.00%/3.00% 2032[3]	860	539
Greek Government 2.00%/3.00% 2033[3]	860	538
Greek Government 2.00%/3.00% 2034[3]	860	532
Greek Government 2.00%/3.00% 2035[3]	860	530
Greek Government 2.00%/3.00% 2036[3]	960	587
Greek Government 2.00%/3.00% 2037[3]	960	581
Greek Government 2.00%/3.00% 2038[3]	960	585
American Funds Insurance Series — Global Bond Fund — Page 105 of 147

Bonds, notes & other debt instruments Euros (continued)	Principal amount (000)	Value (000)
Greek Government 2.00%/3.00% 2039[3]	€960	$586
Greek Government 2.00%/3.00% 2040[3]	960	586
Greek Government 2.00%/3.00% 2041[3]	960	587
Greek Government 2.00%/3.00% 2042[3]	960	589
HSBC Holdings PLC 3.375% 2024[1]	300	386
Hungarian Government 5.75% 2018	9,385	12,953
Hungarian Government 6.00% 2019	6,550	9,275
Hungarian Government 3.875% 2020	1,000	1,322
Imperial Tobacco Finance PLC 8.375% 2016	200	264
Imperial Tobacco Finance PLC 5.00% 2019	2,850	4,130
Intesa Sanpaolo SpA 6.625% 2023	3,585	5,308
Irish Government 4.50% 2020	15,595	22,748
Irish Government 5.00% 2020	2,050	3,111
Irish Government 3.90% 2023	32,790	48,437
Irish Government 3.40% 2024	24,155	34,653
Irish Government 2.40% 2030	1,750	2,282
Italian Government 2.15% 2021	13,960	17,723
Italian Government 4.50% 2024	4,900	7,299
Lloyds Banking Group PLC 6.50% 2020	7,290	10,886
Merrill Lynch & Co., Inc. 4.625% 2018	4,875	6,642
Mondelez International, Inc. 2.375% 2021	670	874
National Grid Transco PLC 5.00% 2018	250	350
Netherlands Government Eurobond 2.25% 2022	1,800	2,476
Netherlands Government Eurobond 2.00% 2024	6,275	8,521
NN Group NV, 4.625% 2044	2,335	2,985
NN Group NV, 4.50% (undated)[1]	3,720	4,498
Novartis Finance SA, 4.25% 2016	750	962
Orange SA 4.25% (undated)	1,300	1,661
Orange SA 5.00% (undated)[1]	1,450	1,868
Portuguese Government 3.85% 2021	8,640	11,618
Portuguese Government 5.65% 2024	35,165	52,797
Rabobank Nederland 3.875% 2023	3,250	4,496
RCI Banque 2.875% 2018	1,080	1,393
Roche Holdings, Inc. 5.625% 2016	225	290
Slovenia (Republic of) 4.375% 2019	375	516
Slovenia (Republic of) 4.125% 2020	7,395	10,162
Slovenia (Republic of) 4.625% 2024	6,350	9,370
Spanish Government 1.40% 2020	16,420	20,383
Spanish Government 5.85% 2022	21,085	33,643
Spanish Government 5.40% 2023	11,025	17,460
Spanish Government 2.75% 2024	19,320	25,796
Spanish Government 5.15% 2028	8,700	14,118
Spanish Government 5.15% 2044	17,165	29,731
Svenska Handelsbanken AB 2.656% 2024[1]	2,170	2,734
		584,308
British pounds 5.26%
Lloyds Banking Group PLC 7.625% 2025	£580	1,171
RSA Insurance Group PLC 9.375% 2039[1]	1,669	3,201
United Kingdom 2.75% 2015	4,650	7,257
United Kingdom 1.00% 2017	7,550	11,872
United Kingdom 2.00% 2020	18,816	30,366
United Kingdom 3.75% 2020	8,583	15,174
United Kingdom 1.75% 2022	3,125	4,941
United Kingdom 2.25% 2023	15,620	25,517
American Funds Insurance Series — Global Bond Fund — Page 106 of 147

Bonds, notes & other debt instruments British pounds (continued)	Principal amount (000)	Value (000)
United Kingdom 4.75% 2030	£5,350	$11,264
United Kingdom 4.50% 2034	1,380	2,887
United Kingdom 4.25% 2040	2,950	6,170
United Kingdom 3.25% 2044	8,895	16,002
		135,822
Mexican pesos 3.16%
United Mexican States Government, Series M10, 8.00% 2015	MXN36,000	2,548
United Mexican States Government, Series M, 6.25% 2016	65,500	4,617
United Mexican States Government, Series M10, 7.25% 2016	56,000	4,056
United Mexican States Government, Series M, 5.00% 2017	120,000	8,340
United Mexican States Government, Series M10, 7.75% 2017	45,000	3,339
United Mexican States Government 4.00% 2019[4]	36,940	2,738
United Mexican States Government, Series M, 8.00% 2020	92,500	7,088
United Mexican States Government, Series M, 6.50% 2021	40,000	2,861
United Mexican States Government 2.00% 2022[4]	81,797	5,460
United Mexican States Government, Series M20, 10.00% 2024	247,500	22,014
United Mexican States Government, Series M30, 10.00% 2036	95,000	9,040
United Mexican States Government, Series M30, 8.50% 2038	57,000	4,796
United Mexican States Government 4.00% 2040[4]	36,940	2,823
United Mexican States Government, Series M, 7.75% 2042	23,000	1,799
		81,519
Japanese yen 2.53%
Japanese Government, Series 336, 0.10% 2016	¥495,000	4,138
Japanese Government, Series 315, 1.20% 2021	1,246,950	11,173
Japanese Government, Series 323, 0.90% 2022	860,000	7,591
Japanese Government, Series 116, 2.20% 2030	1,970,000	20,011
Japanese Government, Series 136, 1.60% 2032	626,300	5,850
Japanese Government, Series 145, 1.70% 2033	1,580,000	14,856
Japanese Government, Series 36, 2.00% 2042	75,000	737
Japanese Government, Series 37, 1.90% 2042	113,000	1,090
		65,446
Indian rupees 1.83%
India (Republic of) 7.28% 2019	INR1,727,000	26,839
India (Republic of) 8.83% 2023	1,230,000	20,524
		47,363
Polish zloty 1.78%
Polish Government, Series 1017, 5.25% 2017	PLN39,872	12,281
Polish Government, Series 1020, 5.25% 2020	12,500	4,109
Polish Government, Series 1021, 5.75% 2021	31,280	10,739
Polish Government, Series 0922, 5.75% 2022	34,600	12,115
Polish Government, Series 102, 4.00% 2023	21,140	6,729
		45,973
Hungarian forints 1.57%
Hungarian Government, Series 19/A, 6.50% 2019	HUF450,000	1,969
Hungarian Government, Series 20A, 7.50% 2020	6,694,000	31,329
Hungarian Government, Series 22A, 7.00% 2022	943,820	4,443
Hungarian Government, Series 23A, 6.00% 2023	358,200	1,629
Hungarian Government, Series 25B, 5.50% 2025	285,000	1,261
		40,631
American Funds Insurance Series — Global Bond Fund — Page 107 of 147

Bonds, notes & other debt instruments Norwegian kroner 1.41%	Principal amount (000)	Value (000)
Norwegian Government 4.25% 2017	NKr6,250	$906
Norwegian Government 4.50% 2019	32,560	5,030
Norwegian Government 3.75% 2021	145,225	22,503
Norwegian Government 3.00% 2024	53,300	8,059
		36,498
Colombian pesos 1.14%
Colombia (Republic of), Series B, 5.00% 2018	COP17,595,500	7,213
Colombia (Republic of), Series B, 10.00% 2024	27,232,100	13,689
Colombia (Republic of), Series B, 6.00% 2028	23,104,200	8,484
Colombia (Republic of) Global 9.85% 2027	130,000	69
		29,455
Canadian dollars 0.52%
Canada Housing Trust 3.35% 2020	C$3,250	3,048
Canadian Government 1.75% 2019	5,670	4,984
Canadian Government 2.75% 2022	4,270	3,964
Hydro One Inc. 5.49% 2040	750	832
Rogers Communications Inc. 5.80% 2016	625	568
		13,396
Israeli shekels 0.50%
Israeli Government 4.25% 2023	ILS43,490	12,913
Swedish kronor 0.36%
Swedish Government, Series 105, 3.50% 2022	SKr60,290	9,358
Indonesian rupiah 0.34%
Indonesia (Republic of), Series 71, 9.00% 2029	IDR26,500,000	2,300
Indonesia (Republic of) 8.375% 2034	79,700,000	6,518
		8,818
Australian dollars 0.28%
European Investment Bank 6.125% 2017	A$1,000	874
Queensland Treasury Corp., Series 17, 6.00% 2017	500	448
Queensland Treasury Corp., Series 24, 5.75% 2024	5,800	5,754
		7,076
Brazilian reais 0.27%
Brazil (Federal Republic of) 6.00% 2015[4]	BRL636	239
Brazil (Federal Republic of) 10.00% 2017	11,500	4,107
Brazil (Federal Republic of) 6.00% 2018[4]	5,341	1,970
Brazil (Federal Republic of) 6.00% 2020[4]	1,526	563
		6,879
Russian rubles 0.22%
Russian Federation 6.20% 2018	RUB94,600	1,230
Russian Federation 7.50% 2018	333,960	4,467
		5,697
South African rand 0.18%
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR54,250	4,672
American Funds Insurance Series — Global Bond Fund — Page 108 of 147

Bonds, notes & other debt instruments Malaysian ringgits 0.11%	Principal amount (000)	Value (000)
Malaysian Government, Series 0613, 3.889% 2020	MYR10,000	$2,843
Turkish lira 0.09%
Turkey (Republic of) 8.80% 2023	TRY2,510	1,140
Turkey (Republic of) 2.80% 2023[4]	2,436	1,126
		2,266
Philippine pesos 0.04%
Philippines (Republic of) 3.90% 2022	PHP10,000	219
Philippines (Republic of) 6.25% 2036	35,000	881
		1,100
U.S. dollars 52.88%
21st Century Fox America, Inc. 3.70% 2024[5]	$345	356
21st Century Fox America, Inc. 4.75% 2044[5]	430	472
ABB Finance (USA) Inc. 2.875% 2022	510	513
AbbVie Inc. 1.75% 2017	200	201
AbbVie Inc. 2.90% 2022	1,790	1,765
AbbVie Inc. 4.40% 2042	300	311
ACE INA Holdings Inc. 2.60% 2015	365	371
ACE INA Holdings Inc. 3.35% 2024	720	729
ADT Corp. 4.125% 2019	625	620
ADT Corp. 5.25% 2020	775	789
AECOM Technology Corp. 5.75% 2022[5]	575	589
Alcatel-Lucent USA Inc. 4.625% 2017[5]	700	710
Alcatel-Lucent USA Inc. 8.875% 2020[5]	900	983
Alcatel-Lucent USA Inc. 6.75% 2020[5]	950	1,007
Alexandria Real Estate Equities, Inc. 2.75% 2020	430	426
Alpha Natural Resources, Inc. 6.00% 2019	500	160
Alpha Natural Resources, Inc. 7.50% 2020[5]	625	395
Alpha Natural Resources, Inc. 6.25% 2021	1,000	310
Altegrity, Inc. 9.50% 2019[5]	1,500	1,429
Altria Group, Inc. 2.625% 2020	1,800	1,807
Altria Group, Inc. 9.95% 2038	750	1,287
Altria Group, Inc. 4.50% 2043	2,500	2,528
Altria Group, Inc. 5.375% 2044	500	571
American Campus Communities, Inc. 3.75% 2023	1,740	1,740
American Campus Communities, Inc. 4.125% 2024	885	896
American Electric Power Co. 1.65% 2017	815	816
American Energy (Marcellus), Term Loan B, 5.25% 2020[1,2,6]	575	509
American Energy (Marcellus), Term Loan A, 8.50% 2021[1,2,6]	625	536
American Energy (Permian Basin) 7.125% 2020[5]	625	466
American Energy (Permian Basin) 7.375% 2021[5]	375	278
American Express Co. 1.55% 2018	1,875	1,859
American International Group, Inc. 2.30% 2019	800	802
American International Group, Inc. 3.375% 2020	1,500	1,560
American International Group, Inc. 4.50% 2044	460	488
American Tower Corp. 7.00% 2017	700	791
Anadarko Petroleum Corp. 3.45% 2024	375	367
Anheuser-Busch InBev NV 3.625% 2015	730	737
Anheuser-Busch InBev NV 7.75% 2019	700	849
Anheuser-Busch InBev NV 5.375% 2020	250	283
ArcelorMittal 7.25% 2041[1]	1,990	2,020
Arch Coal, Inc. 7.00% 2019	1,125	343
American Funds Insurance Series — Global Bond Fund — Page 109 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	$1,450	$1,203
AT&T Inc. 1.40% 2017	300	297
AvalonBay Communities, Inc. 3.625% 2020	2,900	3,020
AXA SA 8.60% 2030	220	299
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[1,2]	513	541
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[1,2]	1,015	1,049
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.563% 2049[1,2]	835	897
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 5.821% 2051[1,2]	955	1,040
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.427% 2051[1,2]	558	617
Bank of America Corp. 2.60% 2019	462	466
Bank of America Corp., Series L, 2.65% 2019	463	467
Bank of America Corp. 4.00% 2024	1,190	1,240
Bayer AG 2.375% 2019[5]	300	302
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[1,2]	565	614
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[1,2]	690	760
Becton, Dickinson and Co. 1.80% 2017	1,350	1,356
Becton, Dickinson and Co. 2.675% 2019	710	720
Becton, Dickinson and Co. 3.734% 2024	660	681
Becton, Dickinson and Co. 4.685% 2044	145	157
Berkshire Hathaway Energy Co. 3.50% 2025[5]	375	378
Berkshire Hathaway Inc. 2.00% 2018	2,000	2,024
Bermuda Government 5.603% 2020[5]	1,220	1,342
Bermuda Government 4.138% 2023[5]	300	305
Bermuda Government 4.854% 2024[5]	8,210	8,579
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[5]	550	532
Bonanza Creek Energy, Inc. 6.75% 2021	150	133
Boyd Gaming Corp. 9.125% 2018	700	721
BP Capital Markets PLC 0.657% 2016[1]	2,060	2,061
BPCE SA group 5.70% 2023[5]	6,045	6,511
Brandywine Operating Partnership, LP 3.95% 2023	190	192
British American Tobacco International Finance PLC 2.125% 2017[5]	150	151
British American Tobacco International Finance PLC 9.50% 2018[5]	2,378	2,996
Builders Firstsource 7.625% 2021[5]	1,300	1,336
Burlington Northern Santa Fe LLC 3.40% 2024	1,050	1,071
Canadian Natural Resources Ltd. 5.70% 2017	100	108
Celgene Corp 3.625% 2024	600	614
Celgene Corp 4.625% 2044	610	635
CEMEX Finance LLC 9.375% 2022[5]	465	521
Centene Corp. 4.75% 2022	2,000	2,007
CenterPoint Energy Resources Corp. 4.50% 2021	580	637
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 2023[2]	400	448
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[5]	2,725	2,834
CEVA Group PLC 4.00% 2018[5]	750	656
CEVA Group PLC 7.00% 2021[5]	1,175	1,140
CEVA Group PLC, LOC, 6.50% 2021[1,2,6]	325	306
CEVA Group PLC, Term Loan B, 6.50% 2021[1,2,6]	469	441
CEVA Group PLC, Term Loan, 6.50% 2021[1,2,6]	340	320
CEVA Group PLC, Term Loan, 6.50% 2021[1,2,6]	59	55
CEZ, a s 4.25% 2022[5]	1,340	1,431
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	925	941
Chevron Corp. 1.718% 2018	250	251
CIT Group Inc. 3.875% 2019	4,000	4,000
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A-1, 1.199% 2047[2]	463	462
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A-4, 5.431% 2049[2]	1,500	1,589
Citigroup Inc. 2.50% 2018	200	203
American Funds Insurance Series — Global Bond Fund — Page 110 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Citigroup Inc. 2.55% 2019	$3,100	$3,124
Citigroup Inc. 2.50% 2019	2,250	2,253
Citigroup Inc. 3.75% 2024	1,145	1,173
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.40% 2044[1,2]	1,076	1,094
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[2]	1,232	1,294
CME Group Inc. 5.30% 2043	300	365
CMS Energy Corp. 8.75% 2019	258	323
CMS Energy Corp. 5.05% 2022	392	440
CMS Energy Corp. 3.875% 2024	100	104
CMS Energy Corp. 4.70% 2043	412	441
CMS Energy Corp. 4.875% 2044	709	779
CNA Financial Corp. 7.35% 2019	230	275
Comcast Corp. 6.30% 2017	1,020	1,156
Comcast Corp. 5.875% 2018	340	383
Comcast Corp. 6.40% 2040	150	204
Comcast Corp. 4.65% 2042	2,325	2,555
Comcast Corp. 4.75% 2044	945	1,057
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[2]	1,021	1,092
Commercial Mortgage Trust, Series 2014-UBS2, Class A-1, 1.298% 2047[2]	1,356	1,351
Commercial Mortgage Trust, Series 2007-C9, Class A-1-A, 5.796% 2049[1,2]	100	108
Commonwealth Bank of Australia 0.75% 2016[2,5]	1,650	1,651
ConAgra Foods, Inc. 1.30% 2016	600	600
ConAgra Foods, Inc. 3.20% 2023	869	853
Consumers Energy Co. 3.375% 2023	345	357
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2]	26	28
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[2]	118	134
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]	51	57
ConvaTec Finance International SA 8.25% 2019[1,5,7]	2,200	2,234
Cox Communications, Inc. 2.95% 2023[5]	7,300	7,013
Credit Suisse Group AG 1.375% 2017	1,850	1,846
Credit Suisse Group AG 2.30% 2019	1,850	1,849
Crescent Resources 10.25% 2017[5]	225	242
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[2]	1,506	1,589
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[2]	1,387	1,463
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[1,2]	1,000	1,080
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.615% 2049[1,2]	200	214
Cumulus Media Holdings Inc. 7.75% 2019	1,180	1,196
CVS Caremark Corp. 2.25% 2019	480	479
DaimlerChrysler North America Holding Corp. 2.40% 2017[5]	750	766
DaimlerChrysler North America Holding Corp. 2.875% 2021[5]	2,275	2,299
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[2,5]	1,048	1,074
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[2,5]	1,000	1,130
DCT Industrial Trust Inc. 4.50% 2023	110	115
Denbury Resources Inc. 4.625% 2023	225	196
Deutsche Telekom International Finance BV 3.125% 2016[5]	560	574
Deutsche Telekom International Finance BV 9.25% 2032	2,980	4,829
Developers Diversified Realty Corp. 7.50% 2017	750	841
Developers Diversified Realty Corp. 4.75% 2018	940	1,005
Devon Energy Corp. 3.25% 2022	1,010	994
Diamond Offshore Drilling, Inc. 4.875% 2043	550	470
Digicel Group Ltd. 8.25% 2020[5]	2,500	2,437
Digicel Group Ltd. 7.125% 2022[5]	675	629
DISH DBS Corp. 5.125% 2020	4,300	4,343
DJO Finance LLC 9.75% 2017	890	894
DJO Finance LLC 8.75% 2018	175	183
American Funds Insurance Series — Global Bond Fund — Page 111 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
DJO Finance LLC 7.75% 2018	$1,130	$1,102
DJO Finance LLC 9.875% 2018	560	571
Dominion Gas Holdings LLC 2.50% 2019	410	411
Dominion Gas Holdings LLC 3.60 2024	595	607
Dominion Gas Holdings LLC 4.60 2044	1,000	1,052
Dynacast International LLC 9.25% 2019	1,750	1,886
Dynegy Finance Inc. 7.375% 2022[5]	415	423
Dynegy Finance Inc. 7.625% 2024[5]	760	776
Econ. Dev. Auth., Energy Fac. Rev. Bonds (ACR Energy Partners, LLC Project), Series 2011-B, 12.00% 2030[5,8]	240	108
Electricité de France SA 6.95% 2039[5]	625	852
Electricité de France SA 4.875% 2044[5]	600	669
Enbridge Energy Partners, LP, Series B, 6.50% 2018	820	929
Enbridge Energy Partners, LP 9.875% 2019	750	950
Enbridge Energy Partners, LP 5.20% 2020	1,535	1,674
Enbridge Inc. 4.00% 2023	600	587
Enbridge Inc. 4.50% 2044	250	217
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[5]	1,955	1,960
EnLink Midstream Partners, LP 4.40% 2024	135	137
Enterprise Products Operating LLC 2.55% 2019	475	471
Enterprise Products Operating LLC 3.75% 2025	1,865	1,876
Enterprise Products Operating LLC 4.85% 2044	590	618
Enterprise Products Operating LLC 5.10% 2045	360	389
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.003% 2031[1,2,5]	2,370	2,372
ERP Operating LP 4.625% 2021	940	1,030
Euramax International, Inc. 9.50% 2016	1,750	1,636
Express Scripts Inc. 3.125% 2016	2,600	2,674
Fannie Mae 3.50% 2025[2]	721	763
Fannie Mae 3.50% 2025[2]	485	514
Fannie Mae 2.50% 2027[2]	153	157
Fannie Mae 2.50% 2028[2]	733	748
Fannie Mae 2.50% 2028[2]	177	181
Fannie Mae 2.50% 2028[2]	125	127
Fannie Mae 2.50% 2028[2]	216	220
Fannie Mae 2.50% 2028[2]	891	908
Fannie Mae 2.50% 2028[2]	1,265	1,290
Fannie Mae 2.50% 2028[2]	1,304	1,331
Fannie Mae 2.50% 2028[2]	896	914
Fannie Mae 2.50% 2028[2]	933	951
Fannie Mae 2.50% 2028[2]	932	950
Fannie Mae 6.50% 2036[2]	292	332
Fannie Mae 6.00% 2037[2]	147	167
Fannie Mae 6.00% 2037[2]	10	11
Fannie Mae 6.00% 2038[2]	320	364
Fannie Mae 6.00% 2039[2]	510	579
Fannie Mae 2.25% 2039[1,2]	65	69
Fannie Mae 2.28% 2039[1,2]	3	3
Fannie Mae 2.335% 2039[1,2]	3	3
Fannie Mae 2.191% 2039[1,2]	10	10
Fannie Mae 3.058% 2039[1,2]	89	96
Fannie Mae 3.47% 2039[1,2]	3	3
Fannie Mae 4.50% 2040[2]	698	758
Fannie Mae 6.00% 2040[2]	63	72
Fannie Mae 4.00% 2041[2]	1,028	1,098
American Funds Insurance Series — Global Bond Fund — Page 112 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.50% 2041[2]	$1,738	$1,888
Fannie Mae 2.924% 2041[1,2]	575	598
Fannie Mae 3.547% 2041[1,2]	1,779	1,867
Fannie Mae 3.50% 2042[2]	643	671
Fannie Mae 3.50% 2042[2]	1,192	1,246
Fannie Mae 3.50% 2042[2]	403	422
Fannie Mae 3.50% 2043[2]	1,099	1,152
Fannie Mae 4.00% 2043[2]	1,282	1,383
Fannie Mae 3.50% 2043[2]	642	672
Fannie Mae 3.50% 2045[2,9]	32,675	34,047
Fannie Mae 4.50% 2045[2,9]	16,312	17,705
Fannie Mae 3.50% 2045[2,9]	11,650	12,107
Fannie Mae 4.00% 2045[2,9]	16,050	17,081
Fannie Mae 4.50% 2045[2,9]	27,348	29,632
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[2]	1,747	1,747
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022[2]	2,000	1,951
First Data Corp. 12.625% 2021	3,398	4,044
First Data Corp. 11.75% 2021	1,300	1,498
First Quantum Minerals Ltd. 6.75% 2020[5]	1,931	1,757
First Quantum Minerals Ltd. 7.00% 2021[5]	1,931	1,748
FMG Resources 6.00% 2017[5]	2,875	2,758
FMG Resources 6.875% 2018[2,5]	1,622	1,476
Ford Motor Credit Co. 2.375% 2018	1,260	1,268
Ford Motor Credit Co. 2.375% 2019	4,550	4,523
Ford Motor Credit Co. 2.597% 2019	2,020	2,011
Forest Laboratories, Inc. 5.00% 2021[5]	730	792
Freddie Mac 2.50% 2016	625	642
Freddie Mac 0.75% 2018	2,800	2,765
Freddie Mac 6.50% 2039[2]	396	451
Freddie Mac 3.347% 2039[1,2]	4	5
Freddie Mac 4.50% 2039[2]	54	58
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019[2]	1,535	1,539
Freddie Mac, Series K712, Class A2, multifamily 1.869% 2019[2]	1,530	1,523
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[2]	1,840	1,837
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[2]	28	25
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[2]	121	112
Freescale Semiconductor, Inc. 6.00% 2022[5]	1,475	1,545
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[1,2,6]	2,472	2,416
Frontier Communications Corp. 8.50% 2020	1,350	1,512
Frontier Communications Corp. 9.25% 2021	1,850	2,144
Frontier Communications Corp. 6.25% 2021	1,350	1,360
Gannett Co., Inc. 4.875% 2021[5]	195	194
Gardner Denver, Inc. Term Loan B, 4.25% 2020[1,2,6]	1,225	1,151
Gazprom OJSC, Series 9, 6.51% 2022	400	360
General Electric Capital Corp. 3.45% 2024	3,545	3,667
General Electric Co. 2.70% 2022	80	80
Georgia Gulf Corp. 4.625% 2021	725	690
Gilead Sciences, Inc. 3.05% 2016	160	166
Gilead Sciences, Inc. 4.40% 2021	200	221
Gilead Sciences, Inc. 3.70% 2024	600	631
Gilead Sciences, Inc. 3.50% 2025	5,120	5,266
Gilead Sciences, Inc. 4.80% 2044	400	446
Gilead Sciences, Inc. 4.50% 2045	390	419
Glencore Xstrata LLC 1.594% 2019[1,5]	1,325	1,333
Goldman Sachs Group, Inc. 2.55% 2019	1,530	1,524
American Funds Insurance Series — Global Bond Fund — Page 113 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Goldman Sachs Group, Inc. 4.00% 2024	$5,020	$5,217
Goldman Sachs Group, Inc. 3.85% 2024	1,950	2,002
Goldman Sachs Group, Inc. 4.80% 2044	310	333
Government National Mortgage Assn. 3.00% 2027[2]	263	277
Government National Mortgage Assn. 2.50% 2028[2]	1,726	1,773
Government National Mortgage Assn. 2.50% 2028[2]	214	220
Government National Mortgage Assn. 2.50% 2028[2]	149	153
Government National Mortgage Assn. 2.50% 2028[2]	150	154
Government National Mortgage Assn. 2.50% 2028[2]	130	134
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 5.819% 2038[1,2]	1,283	1,347
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[1,2]	867	907
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-1-A, 5.426% 2039[2]	1,493	1,605
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[2]	4,500	4,804
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[2]	1,839	2,016
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[1,2]	1,510	1,639
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A-1-A, 5.796% 2045[1,2]	299	325
Hardwoods Acquisition Inc 7.50% 2021[5]	750	742
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.008% 2015[1,2,6,10]	7	7
HBOS PLC 6.75% 2018[5]	375	419
HCA Inc. 3.75% 2019	3,000	3,011
HD Supply, Inc. 7.50% 2020	1,450	1,526
HD Supply, Inc. 5.25% 2021[5]	1,100	1,122
HDTFS Inc. 5.875% 2020	150	152
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[2,5]	4,765	4,775
Holcim Ltd. 5.15% 2023[5]	1,290	1,440
Home Depot, Inc. 4.40% 2045	560	615
Hospitality Properties Trust 6.70% 2018	680	752
HSBC Bank PLC 1.50% 2018[5]	200	198
HSBC Holdings PLC 4.00% 2022	175	187
HSBC Holdings PLC 4.25% 2024	4,400	4,587
HSBC Holdings PLC 5.25% 2044	285	320
Humana Inc. 2.625% 2019	265	265
Humana Inc. 3.85% 2024	1,000	1,015
Humana Inc. 4.95% 2044	1,000	1,068
Hungarian Government 4.125% 2018	4,782	4,985
Hungarian Government 4.00% 2019	2,500	2,575
Hungarian Government 6.25% 2020	810	914
Hungarian Government 5.375% 2023	460	501
Hungarian Government 5.375% 2024	2,000	2,170
Hungarian Government 7.625% 2041	3,746	4,999
Husky Energy Inc. 7.25% 2019	1,040	1,221
Icahn Enterprises Finance Corp. 3.50% 2017	1,900	1,905
Imperial Tobacco Finance PLC 3.50% 2023[5]	2,000	1,969
Indonesia (Republic of) 5.875% 2020[5]	1,505	1,674
Indonesia (Republic of) 5.875% 2020	120	134
Indonesia (Republic of) 3.75% 2022	4,150	4,108
Intelsat Jackson Holding Co. 7.25% 2020	350	371
Intelsat Jackson Holding Co. 6.625% 2022	3,625	3,743
International Business Machines Corp. 1.625% 2020	550	531
International Paper Co. 7.30% 2039	600	798
Intesa Sanpaolo SpA 5.017% 2024[5]	1,830	1,779
inVentiv Health Inc, Term Loan B4, 7.75% 2018[1,2,6]	1,470	1,465
inVentiv Health Inc. 9.00% 2018[5]	2,875	2,947
inVentiv Health Inc. 11.00% 2018[5]	200	176
American Funds Insurance Series — Global Bond Fund — Page 114 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
inVentiv Health Inc. 11.00% 2018[5]	$100	$87
inVentiv Health Inc. 12.00% 2018[1,5,7]	425	402
iStar Financial Inc. 5.00% 2019	1,875	1,828
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.467% 2037[1,2]	21	21
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-1-A, 5.811% 2043[1,2]	143	150
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[1,2]	253	266
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.863% 2045[1,2]	1,250	1,306
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[2]	468	496
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[2,5]	1,714	1,764
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[2,5]	897	921
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.092% 2047[1,2]	1,510	1,612
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[2]	1,520	1,627
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.703% 2049[1,2]	2,019	2,186
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.703% 2049[1,2]	2,000	2,149
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[2]	1,494	1,609
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[1,2]	556	607
Jaguar Holding Co. 9.375% 2017[1,5,7]	2,000	2,049
JMC Steel Group Inc. 8.25% 2018[5]	1,850	1,764
JPMorgan Chase & Co. 1.625% 2018	1,875	1,856
JPMorgan Chase & Co. 3.25% 2022	1,000	1,008
JPMorgan Chase & Co. 3.625% 2024	590	605
JPMorgan Chase & Co. 3.875% 2024	695	696
Kenya (Republic of) 6.875% 2024[5]	900	947
Kimco Realty Corp., Series C, 4.904% 2015	235	236
Kimco Realty Corp. 5.70% 2017	500	545
Kimco Realty Corp. 6.875% 2019	1,250	1,483
Kinder Morgan Energy Partners, LP 6.00% 2017	140	151
Kinder Morgan Energy Partners, LP 3.50% 2021	175	172
Kinder Morgan Energy Partners, LP 3.45% 2023	2,250	2,158
Kinder Morgan Energy Partners, LP 3.50% 2023	1,600	1,522
Kinder Morgan Energy Partners, LP 4.15% 2024	3,075	3,073
Kinder Morgan Energy Partners, LP 5.50% 2044	4,609	4,702
Kinder Morgan, Inc. 4.30% 2025	3,060	3,077
Kinder Morgan, Inc. 5.55% 2045	1,850	1,902
Kindred Healthcare, Inc. 8.00% 2020[5]	700	747
Kinetic Concepts, Inc. 10.50% 2018	2,080	2,267
Kinetic Concepts, Inc. 12.50% 2019	2,305	2,559
KLX Inc. 5.875% 2022[5]	430	435
Kraft Foods Inc. 2.25% 2017	455	463
Kraft Foods Inc. 5.375% 2020	523	594
Laredo Petroleum, Inc. 9.50% 2019	150	150
Latvia (Republic of) 2.75% 2020	900	891
Latvia (Republic of) 5.25% 2021	375	424
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[1,2]	78	85
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[2]	818	876
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.163% 2045[1,2]	615	685
Lithuania (Republic of) 7.375% 2020	375	454
Lithuania (Republic of) 6.125% 2021[5]	450	526
Lithuania (Republic of) 6.625% 2022[5]	200	242
LSB Industries, Inc. 7.75% 2019	1,025	1,071
Marks and Spencer Group PLC 6.25% 2017[5]	1,250	1,377
McClatchy Co. 9.00% 2022	1,625	1,777
McKesson Corp. 3.25% 2016	180	184
McKesson Corp. 2.284% 2019	1,065	1,064
McKesson Corp. 3.796% 2024	680	700
American Funds Insurance Series — Global Bond Fund — Page 115 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
McKesson Corp. 4.883% 2044	$300	$332
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	1,500	1,545
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	2,000	2,145
Medtronic, Inc. 2.50% 2020[5]	1,455	1,461
Medtronic, Inc. 3.50% 2025[5]	7,260	7,443
Medtronic, Inc. 4.625% 2045[5]	520	566
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 6.028% 2050[1,2]	630	678
MetroPCS Wireless, Inc. 6.25% 2021	2,725	2,799
MetroPCS Wireless, Inc. 6.625% 2023	1,650	1,698
MidAmerican Energy Co. 4.40% 2044	240	265
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.079% 2049[1,2]	260	284
Morgan Stanley 2.125% 2018	2,275	2,278
Morgan Stanley 2.50% 2019	2,675	2,680
Morgan Stanley 2.375% 2019	325	324
Morgan Stanley, Series F, 3.875% 2024	555	571
Morgan Stanley 3.70% 2024	380	386
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[2]	783	832
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[2]	200	213
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 6.105% 2049[1,2]	68	74
Morocco Government 5.50% 2042	3,100	3,232
National Grid PLC 6.30% 2016	250	270
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	2,850	3,716
Navios Maritime Holdings Inc. 7.375% 2022[5]	3,100	2,883
NBC Universal Enterprise, Inc. 1.974% 2019[5]	600	595
Needle Merger Sub Corp. 8.125% 2019[5]	1,500	1,402
Neiman Marcus Group LTD Inc. 8.00% 2021[5]	1,325	1,408
Neiman Marcus Group LTD Inc. 8.75% 2021[1,5,7]	1,675	1,784
NGL Energy Partners LP 6.875% 2021[5]	150	149
NGPL PipeCo LLC 7.119% 2017[5]	750	741
NGPL PipeCo LLC 9.625% 2019[5]	2,100	2,116
Niagara Mohawk Power Corp. 3.508% 2024[5]	180	186
Niagara Mohawk Power Corp. 4.278% 2034[5]	300	318
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[5]	1,425	1,461
NII Capital Corp. 10.00% 2016[8]	50	18
NII Capital Corp. 7.875% 2019[5,8]	1,500	1,087
NII Capital Corp. 11.375% 2019[5,8]	525	381
NII Capital Corp. 8.875% 2019[8]	800	284
NII Capital Corp. 7.625% 2021[8]	3,250	617
Norfolk Southern Corp. 5.75% 2016	810	849
Norfolk Southern Corp. 3.00% 2022	720	724
Nortek Inc. 10.00% 2018	700	737
Nortek Inc. 8.50% 2021	1,895	2,037
Novartis Capital Corp. 3.40% 2024	910	949
Numericable Group SA, First Lien, 4.875% 2019[5]	225	224
Numericable Group SA, First Lien, 6.00% 2022[5]	1,775	1,787
NXP BV and NXP Funding LLC 3.75% 2018[5]	1,425	1,432
Oasis Petroleum Inc. 6.875% 2022	500	457
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[2,5]	1,225	1,124
Oracle Corp. 3.40% 2024	615	629
Orange SA 5.50% 2044	600	707
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[1,2,6]	1,059	1,044
Pacific Gas and Electric Co. 3.25% 2023	580	582
Pacific Gas and Electric Co. 3.85% 2023	300	313
PacifiCorp., First Mortgage Bonds, 3.60% 2024	1,015	1,051
PDC Energy Inc. 7.75% 2022	1,800	1,719
American Funds Insurance Series — Global Bond Fund — Page 116 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Peabody Energy Corp. 6.00% 2018	$4,425	$4,038
Pernod Ricard SA 4.45% 2022[5]	1,885	2,021
PETCO Animal Supplies, Inc. 9.25% 2018[5]	800	840
Petrobras International Finance Co. 5.75% 2020	200	193
Petróleos Mexicanos 3.50% 2018	3,135	3,182
Petróleos Mexicanos 8.00% 2019	1,400	1,662
Petróleos Mexicanos 4.875% 2022	4,100	4,305
Pfizer Inc. 3.40% 2024	900	938
PG&E Corp. 2.40% 2019	555	556
Philip Morris International Inc. 1.875% 2019	840	836
Philip Morris International Inc. 4.25% 2044	1,750	1,787
Ply Gem Industries, Inc. 6.50% 2022	1,425	1,345
Ply Gem Industries, Inc. 6.50% 2022[5]	950	888
PNC Bank 2.40% 2019	2,250	2,262
PNC Financial Services Group, Inc. 3.90% 2024	910	927
PNC Funding Corp. 3.30% 2022	2,211	2,277
Popular, Inc. 7.00% 2019	515	518
PRA Holdings, Inc. 9.50% 2023[5]	609	661
Progress Energy, Inc. 7.05% 2019	910	1,079
Progress Energy, Inc. 7.75% 2031	550	799
Prologis, Inc. 3.35% 2021	200	203
Prologis, Inc. 4.25% 2023	2,575	2,726
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,520	1,690
Puget Sound Energy, Inc., First Lien, 6.50% 2020	335	394
Puget Sound Energy, Inc., First Lien, 6.00% 2021	1,023	1,198
Puget Sound Energy, Inc., First Lien, 5.625% 2022	480	556
QBE Insurance Group Ltd. 2.40% 2018[5]	1,100	1,101
QGOG Constellation SA 6.25% 2019[5]	2,150	1,360
R.R. Donnelley & Sons Co. 7.875% 2021	1,050	1,165
R.R. Donnelley & Sons Co. 6.50% 2023	1,100	1,133
Rabobank Nederland 4.625% 2023	3,420	3,634
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,5]	681	734
RCI Banque 3.50% 2018[5]	1,500	1,554
Realogy Corp. 5.25% 2021[5]	350	342
Realogy Corp., LOC, 4.40% 2016[1,2,6]	10	10
Regions Financial Corp. 5.75% 2015	150	153
Regions Financial Corp. 2.00% 2018	1,175	1,165
Reynolds American Inc. 4.85% 2023	110	119
Reynolds American Inc. 6.15% 2043	935	1,088
Reynolds Group Inc. 5.75% 2020	3,965	4,084
Rice Energy Inc. 6.25% 2022[5]	2,025	1,893
Rio Tinto Finance (USA) Ltd. 2.875% 2022	300	289
Roche Holdings, Inc. 6.00% 2019[5]	144	166
Roche Holdings, Inc. 2.25% 2019[5]	1,250	1,259
Roche Holdings, Inc. 2.875% 2021[5]	1,250	1,268
Roche Holdings, Inc. 3.35% 2024[5]	200	207
Royal Bank of Scotland PLC 5.625% 2020	290	331
Sabine Pass Liquefaction, LLC 5.625% 2021	700	691
Sabine Pass Liquefaction, LLC 5.75% 2024	1,075	1,060
SABMiller Holdings Inc. 3.75% 2022[5]	775	810
SABMiller Holdings Inc. 4.95% 2042[5]	1,230	1,391
Samson Investment Co. 9.75% 2020	425	178
Scentre Group, 3.50% 2025[5]	600	604
Select Medical Holdings Corp. 6.375% 2021	1,645	1,678
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	2,450	2,548
American Funds Insurance Series — Global Bond Fund — Page 117 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[5]	$1,800	$1,710
Simon Property Group, LP 10.35% 2019	750	982
Slovenia (Republic of) 4.75% 2018[5]	1,620	1,737
Slovenia (Republic of) 4.125% 2019[5]	1,000	1,050
Slovenia (Republic of) 4.375% 2022[5]	1,500	1,639
Slovenia (Republic of) 5.50% 2022	3,165	3,521
Slovenia (Republic of) 5.50% 2022[5]	425	473
Slovenia (Republic of) 5.85% 2023	4,010	4,554
Slovenia (Republic of) 5.85% 2023[5]	2,470	2,805
Slovenia (Republic of) 5.25% 2024	1,010	1,115
SoftBank Corp. 4.50% 2020[5]	725	717
Spectra Energy Partners, LP 4.75% 2024	405	435
Sprint Nextel Corp. 7.00% 2020	825	829
Sprint Nextel Corp. 7.25% 2021	575	573
Sprint Nextel Corp. 7.875% 2023	4,075	4,043
SRA International, Inc. 11.00% 2019	500	534
SRA International, Inc., Term Loan B, 6.50% 2018[1,2,6]	1,389	1,391
Stackpole Intl. 7.75% 2021[5]	925	930
Standard Chartered PLC 3.85% 2015[5]	1,245	1,258
Statoil ASA 0.524% 2018[1]	1,175	1,174
Statoil ASA 1.95% 2018	960	961
Statoil ASA 2.75% 2021	675	678
Statoil ASA 3.70% 2024	1,950	2,023
Statoil ASA 3.25% 2024	300	302
Statoil ASA 4.25% 2041	1,000	1,029
Tampa Electric Co. 4.10% 2042	930	955
Tampa Electric Co. 4.35% 2044	360	385
Targa Resources Corp. 4.125% 2019[5]	375	363
Teco Finance, Inc. 5.15% 2020	75	84
Teekay Corp. 8.50% 2020	1,375	1,536
Tenet Healthcare Corp., First Lien, 4.75% 2020	625	637
Tenet Healthcare Corp., First Lien, 4.50% 2021	3,125	3,145
Tennessee Valley Authority 5.88% 2036	500	687
Tennessee Valley Authority 5.25% 2039	1,750	2,235
Tesoro Logistics LP 5.50% 2019[5]	250	249
Thermo Fisher Scientific Inc. 4.15% 2024	660	697
Thomson Reuters Corp. 1.65% 2017	1,005	1,000
Thomson Reuters Corp. 5.65% 2043	670	777
TIBCO Software, Inc., Term Loan B, 6.50% 2020[1,2,6]	400	388
Time Inc. 5.75% 2022[5]	475	461
T-Mobile US, Inc. 6.731% 2022	1,250	1,292
Total Capital International 1.55% 2017	540	542
Total Capital International 2.875% 2022	465	461
TRAC Intermodal 11.00% 2019	575	624
TransCanada PipeLines Ltd. 7.625% 2039	250	345
Transocean Inc. 2.50% 2017	115	102
Transocean Inc. 6.375% 2021	710	656
Transocean Inc. 3.80% 2022	1,200	974
Turkey (Republic of) 4.557% 2018[5]	775	815
Turkey (Republic of) 6.25% 2022	1,880	2,150
Turkey (Republic of) 6.75% 2040	210	260
U.S. Treasury 0.375% 2015	4,960	4,966
U.S. Treasury 5.125% 2016	1,350	1,437
U.S. Treasury 0.875% 2017	12,400	12,369
U.S. Treasury 0.625% 2017	2,135	2,114
American Funds Insurance Series — Global Bond Fund — Page 118 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
U.S. Treasury 0.75% 2017	$12,180	$12,052
U.S. Treasury 3.50% 2018	15,275	16,366
U.S. Treasury 0.625% 2018	4,350	4,263
U.S. Treasury 1.375% 2018	15,000	15,015
U.S. Treasury 1.50% 2018	67,050	67,370
U.S. Treasury 1.25% 2018	36,150	35,918
U.S. Treasury 1.50% 2019	13,950	13,958
U.S. Treasury 1.625% 2019	18,550	18,630
U.S. Treasury 1.50% 2019	9,150	9,129
U.S. Treasury 1.00% 2019	27,500	26,835
U.S. Treasury 1.625% 2019[11]	44,800	44,919
U.S. Treasury 1.625% 2019	4,400	4,407
U.S. Treasury 1.625% 2019	46,905	46,954
U.S. Treasury 1.75% 2019	11,000	11,063
U.S. Treasury 1.25% 2020	9,450	9,251
U.S. Treasury 1.125% 2020	30,350	29,484
U.S. Treasury 1.375% 2020	39,600	38,862
U.S. Treasury 2.50% 2024	19,530	20,111
U.S. Treasury 2.25% 2024	2,100	2,115
U.S. Treasury 2.875% 2043	6,300	6,447
U.S. Treasury Inflation-Protected Security 0.125% 2018[4]	5,033	5,021
U.S. Treasury Inflation-Protected Security 0.125% 2019[4]	45,678	45,268
U.S. Treasury Inflation-Protected Security 0.125% 2023[4]	874	849
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	46,202	46,619
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	9,300	8,999
U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	1,449	1,708
U.S. Treasury Inflation-Protected Security 0.75% 2042[4]	657	643
U.S. Treasury Inflation-Protected Security 0.625% 2043[4]	1,239	1,175
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	14,517	16,592
UniCredito Italiano SpA 6.00% 2017[5]	600	642
United Mexican States Government Global 3.60% 2025	2,825	2,829
United Mexican States Government Global, Series A, 3.625% 2022	1,700	1,741
UnitedHealth Group Inc. 2.875% 2023	200	199
Unum Group 5.625% 2020	225	254
US Investigations Services, Inc. 13.00% 2020[5,7]	629	280
US Investigations Services, Inc. 14.00% 2020[2,5,7]	9	4
US Investigations Services, Inc. 15.00% 2021[5,7]	23	7
Various Purpose G.O. Bonds, 7.60% 2040	5,310	8,436
Various Purpose G.O. Bonds, 7.625% 2040	285	438
Verizon Communications Inc. 5.15% 2023	2,730	3,017
Verizon Communications Inc. 3.50% 2024	9,960	9,806
Verizon Communications Inc. 4.862% 2046[5]	5,840	6,014
Viacom Inc. 2.75% 2019	1,535	1,540
Viacom Inc. 4.25% 2023	1,335	1,379
Viacom Inc. 4.85% 2034	250	257
Viacom Inc. 5.85% 2043	575	642
Vodafone Group PLC 2.50% 2022	317	296
Volkswagen Group of America Finance, LLC 2.45% 2019[5]	545	549
Volvo Treasury AB 5.95% 2015[5]	1,920	1,942
VPI Escrow Corp. 6.375% 2020[5]	535	561
VPI Escrow Corp. 7.50% 2021[5]	2,000	2,167
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.707% 2043[1,2]	1,540	1,606
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[2]	90	96
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047[2]	250	270
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[1,2]	380	406
American Funds Insurance Series — Global Bond Fund — Page 119 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.933% 2049[1,2]	$150	$161
Walter Energy, Inc. 9.50% 2019[5]	900	688
Warner Music Group 5.625% 2022[5]	25	24
WEA Finance LLC 1.75% 2017[5]	655	652
WEA Finance LLC 2.70% 2019[5]	1,500	1,501
WEA Finance LLC 3.75% 2024[5]	535	544
WellPoint, Inc. 2.30% 2018	585	589
Wells Fargo & Co. 3.30% 2024	4,500	4,534
Western Gas Partners LP 4.00% 2022	1,500	1,523
WFLD Mortgage Trust, Series 2014-MONT, Class A, 3.755% 2031[1,2,5]	660	699
Williams Partners LP 5.25% 2020	225	245
Williams Partners LP 4.125% 2020	375	385
Williams Partners LP 4.50% 2023	760	768
Williams Partners LP 4.30% 2024	1,180	1,180
Wind Acquisition SA 4.75% 2020[5]	2,000	1,875
Wind Acquisition SA 7.375% 2021[5]	1,425	1,348
WM. Wrigley Jr. Co 3.375% 2020[5]	505	517
Xstrata Canada Financial Corp. 2.70% 2017[1,5]	1,250	1,266
Xstrata Canada Financial Corp. 4.95% 2021[5]	200	211
		1,366,666
Total bonds, notes & other debt instruments (cost: $2,546,783,000)		2,508,699
Convertible stocks 0.01% U.S. dollars 0.01%	Shares
CEVA Group PLC, Series A-1, 3.253% convertible preferred[10]	329	329
CEVA Group PLC, Series A-2, 2.253% convertible preferred[10,12]	37	28
Total convertible stocks (cost: $386,000)		357
Common stocks 0.01% U.S. dollars 0.01%
CEVA Group PLC[5,10,13]	431	334
Atrium Corp.[5,10,13]	2	—
Total common stocks (cost: $998,000)		334
Short-term securities 5.89%	Principal amount (000)
Abbott Laboratories 0.09% due 2/2/2015[5]	$ 20,000	19,999
Coca-Cola Co. 0.14% due 1/12/2015[5]	25,000	24,999
ExxonMobil Corp. 0.14% due 3/2/2015	17,000	16,996
Federal Home Loan Bank 0.09% due 2/13/2015	30,000	29,999
General Electric Co. 0.10% due 1/2/2015	5,100	5,100
John Deere Financial Ltd. 0.09% due 1/13/2015[5]	35,000	34,998
Toronto-Dominion Holdings USA Inc. 0.16% due 1/22/2015[5]	20,000	19,999
Total short-term securities (cost: $152,087,000)		152,090
Total investment securities 102.99% (cost: $2,700,254,000)		2,661,480
Other assets less liabilities (2.99)%		(77,177)
Net assets 100.00%		$2,584,303
American Funds Insurance Series — Global Bond Fund — Page 120 of 147

[1]	Coupon rate may change periodically.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Step bond; coupon rate will increase at a later date.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $284,687,000, which represented 11.02% of the net assets of the fund.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $10,039,000, which represented .39% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Scheduled interest and/or principal payment was not received.
[9]	A portion or all of the security purchased on a TBA basis.
[10]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $698,000, which represented .03% of the net assets of the fund.
[11]	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,587,000, which represented .18% of the net assets of the fund.
[12]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[13]	Security did not produce income during the last 12 months.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.253% convertible preferred	3/10/2010	$ 52	$28.00%

Key to abbreviations
Auth. = Authority
Dev. = Development
Econ. = Economic
Fac. = Facility
G.O. = General Obligation
Rev. = Revenue
TBA = To be announced
American Funds Insurance Series — Global Bond Fund — Page 121 of 147

High-Income Bond FundSM
Investment portfolio
December 31, 2014
Bonds, notes & other debt instruments 89.08% Corporate bonds & notes 86.38% Telecommunication services 15.03%	Principal amount (000)	Value (000)
Altice Finco SA 6.50% 2022[1]	$2,225	$2,181
Altice Finco SA, First Lien, 7.75% 2022[1]	4,750	4,771
Altice Finco SA 8.125% 2024[1]	1,325	1,299
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	1,250	1,506
Digicel Group Ltd. 8.25% 2020[1]	17,300	16,867
Digicel Group Ltd. 6.00% 2021[1]	5,650	5,297
Digicel Group Ltd. 7.125% 2022[1]	3,250	3,031
Frontier Communications Corp. 8.125% 2018	6,925	7,808
Frontier Communications Corp. 8.50% 2020	5,775	6,468
Frontier Communications Corp. 6.25% 2021	5,525	5,566
Frontier Communications Corp. 9.25% 2021	4,525	5,243
Frontier Communications Corp. 8.75% 2022	550	617
Frontier Communications Corp. 6.875% 2025	1,425	1,429
Intelsat Jackson Holding Co. 7.25% 2020	1,100	1,165
Intelsat Jackson Holding Co. 6.625% 2022	22,350	23,076
Intelsat Luxembourg Holding Co. 6.75% 2018	1,470	1,507
MetroPCS Wireless, Inc. 6.25% 2021	16,950	17,412
MetroPCS Wireless, Inc. 6.625% 2023	19,150	19,705
Millicom International Cellular SA 6.625% 2021[1]	4,040	4,222
NII Capital Corp. 10.00% 2016[2]	15,300	5,355
NII Capital Corp. 7.875% 2019[1,2]	10,975	7,957
NII Capital Corp. 8.875% 2019[2]	6,125	2,174
NII Capital Corp. 11.375% 2019[1,2]	8,610	6,242
NII Capital Corp. 7.625% 2021[2]	21,625	4,109
Numericable Group SA, First Lien, 4.875% 2019[1]	18,800	18,706
Numericable Group SA, First Lien, 6.00% 2022[1]	8,750	8,809
Numericable Group SA, First Lien, 6.25% 2024[1]	600	605
SoftBank Corp. 4.50% 2020[1]	4,525	4,474
Sprint Nextel Corp. 7.00% 2020	28,050	28,190
Sprint Nextel Corp. 7.25% 2021	9,900	9,863
Sprint Nextel Corp. 11.50% 2021	4,950	5,977
Sprint Nextel Corp. 7.875% 2023	2,050	2,034
Telecom Italia Capital SA 6.999% 2018	4,075	4,544
T-Mobile US, Inc. 6.542% 2020	6,379	6,610
T-Mobile US, Inc. 6.731% 2022	3,500	3,618
T-Mobile US, Inc. 6.375% 2025	9,400	9,574
Trilogy International Partners, LLC 10.25% 2016[1]	12,675	12,723
Wind Acquisition SA 4.75% 2020[1]	7,575	7,102
Wind Acquisition SA 7.375% 2021[1]	18,000	17,033
		294,869
Health care 14.64%
Centene Corp. 5.75% 2017	5,080	5,410
Centene Corp. 4.75% 2022	2,640	2,650
Community Health Systems, Inc. 5.125% 2018	2,195	2,277
American Funds Insurance Series — High-Income Bond Fund — Page 122 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
ConvaTec Finance International SA 8.25% 2019[1,3,4]	$6,925	$7,033
DJO Finance LLC 9.75% 2017	5,930	5,960
DJO Finance LLC 7.75% 2018	12,070	11,768
DJO Finance LLC 8.75% 2018	840	878
DJO Finance LLC 9.875% 2018	5,525	5,636
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[1]	6,260	6,276
Forest Laboratories, Inc. 5.00% 2021[1]	6,315	6,848
Grifols Worldwide Operations Ltd. 5.25% 2022[1]	250	256
HCA Inc. 3.75% 2019	16,135	16,196
HCA Inc. 6.50% 2020	3,830	4,301
HCA Inc. 5.00% 2024	3,900	4,017
inVentiv Health Inc, Term Loan B4, 7.75% 2018[3,5,6]	7,585	7,561
inVentiv Health Inc. 9.00% 2018[1]	10,775	11,044
inVentiv Health Inc. 11.00% 2018[1]	8,597	7,501
inVentiv Health Inc. 11.00% 2018[1]	3,495	3,067
inVentiv Health Inc. 12.00% 2018[1,3,4]	17,376	16,420
Jaguar Holding Co. 9.375% 2017[1,3,4]	400	410
Kindred Healthcare Inc., Term Loan B, 4.25% 2021[3,5,6]	3,437	3,342
Kindred Healthcare, Inc. 8.00% 2020[1]	5,925	6,325
Kinetic Concepts, Inc. 10.50% 2018	22,795	24,847
Kinetic Concepts, Inc. 12.50% 2019	15,330	17,016
Multiplan Inc., Term Loan B, 3.75% 2021[3,5,6]	13,777	13,424
Omnicare, Inc. 4.75% 2022	2,155	2,193
Omnicare, Inc. 5.00% 2024	515	530
Ortho-Clinical Diagnostics Inc. 6.625% 2022[1]	8,340	7,506
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[3,5,6]	10,599	10,447
Patheon Inc. 7.50% 2022[1]	600	611
PRA Holdings, Inc. 9.50% 2023[1]	2,481	2,692
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[3,5,6,7]	3,061	3,046
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[3,5,6,7]	2,300	2,289
Rotech Healthcare Inc., Term Loan, 13.00% 2020[3,4,5,6,7]	4,824	4,800
Select Medical Holdings Corp. 6.375% 2021	6,540	6,671
Tenet Healthcare Corp., First Lien, 4.75% 2020	7,485	7,635
Tenet Healthcare Corp., First Lien, 6.00% 2020	6,405	6,894
Tenet Healthcare Corp., First Lien, 4.50% 2021	4,705	4,734
VPI Escrow Corp. 6.75% 2018[1]	14,755	15,733
VPI Escrow Corp. 6.375% 2020[1]	8,870	9,302
VPI Escrow Corp. 7.50% 2021[1]	500	542
VWR Funding, Inc. 7.25% 2017	10,770	11,295
		287,383
Industrials 12.76%
AAF Holdings LLC 12.75% 2019[1,3,4]	2,400	2,338
ADT Corp. 4.125% 2019	7,075	7,022
ADT Corp. 5.25% 2020	950	967
AECOM Technology Corp. 5.75% 2022[1]	3,570	3,659
Altegrity, Inc. 9.50% 2019[1]	12,225	11,644
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	25,580	21,231
B/E Aerospace, Inc., Term Loan B, 4.00% 2021[3,5,6]	1,360	1,360
Builders Firstsource 7.625% 2021[1]	10,600	10,891
CEVA Group PLC 4.00% 2018[1]	6,450	5,644
CEVA Group PLC 7.00% 2021[1]	1,175	1,140
CEVA Group PLC 9.00% 2021[1]	2,275	2,144
CEVA Group PLC, LOC, 6.50% 2021[3,5,6]	2,140	2,011
American Funds Insurance Series — High-Income Bond Fund — Page 123 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
CEVA Group PLC, Term Loan B, 6.50% 2021[3,5,6]	$3,090	$2,904
CEVA Group PLC, Term Loan, 6.50% 2021[3,5,6]	2,240	2,105
CEVA Group PLC, Term Loan, 6.50% 2021[3,5,6]	386	363
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[5]	249	261
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[5]	114	121
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[5]	10	10
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[5]	113	123
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	326	361
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[5]	80	82
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-1, 5.00% 2018[3,5,6]	1,164	1,161
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-2, 5.00% 2018[3,5,6]	511	510
Esterline Technologies Corp. 7.00% 2020	4,000	4,220
Euramax International, Inc. 9.50% 2016	10,390	9,715
Far East Capital Limited SA 8.75% 2020[1]	1,335	554
Gardner Denver, Inc. Term Loan B, 4.25% 2020[3,5,6]	6,063	5,698
Gates Global LLC 6.00% 2022[1]	5,875	5,656
Gates Global LLC, Term Loan B, 4.25% 2021[3,5,6]	424	413
Hardwoods Acquisition Inc 7.50% 2021[1]	7,525	7,450
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.008% 2015[3,5,6,7]	382	363
HD Supply, Inc. 7.50% 2020	1,975	2,079
HD Supply, Inc. 11.50% 2020	7,130	8,199
HD Supply, Inc. 5.25% 2021[1]	4,125	4,207
HDTFS Inc. 4.25% 2018	325	325
HDTFS Inc. 5.875% 2020	875	886
HDTFS Inc. 6.25% 2022	2,800	2,842
Jeld-Wen Escrow Corp., Term Loan B, 5.25% 2021[3,5,6]	7,850	7,814
KLX Inc. 5.875% 2022[1]	5,895	5,969
LMI Aerospace Inc. 7.375% 2019[1]	3,025	2,964
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[1]	7,500	7,350
Navios Maritime Holdings Inc. 7.375% 2022[1]	5,325	4,952
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	5,920	5,239
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	7,000	7,070
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[1]	5,755	5,899
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[1]	550	556
Nortek Inc. 10.00% 2018	7,460	7,852
Nortek Inc. 8.50% 2021	7,610	8,181
Ply Gem Industries, Inc. 6.50% 2022	16,450	15,525
Ply Gem Industries, Inc. 6.50% 2022[1]	4,800	4,488
R.R. Donnelley & Sons Co. 7.25% 2018	3,554	3,945
R.R. Donnelley & Sons Co. 7.875% 2021	5,525	6,133
R.R. Donnelley & Sons Co. 7.00% 2022	1,500	1,616
R.R. Donnelley & Sons Co. 6.50% 2023	5,525	5,691
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]	7,775	7,386
TRAC Intermodal 11.00% 2019	1,500	1,628
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[1,5]	21	22
United Rentals, Inc. 7.375% 2020	1,275	1,383
United Rentals, Inc. 7.625% 2022	2,525	2,789
US Investigations Services, Inc. 13.00% 2020[1,4]	4,705	2,093
US Investigations Services, Inc. 14.00% 2020[1,4,5]	491	218
US Investigations Services, Inc. 15.00% 2021[1,4]	1,424	426
Virgin Australia Holdings Ltd. 8.50% 2019[1]	2,125	2,160
Watco Companies 6.375% 2023[1]	395	393
		250,401
American Funds Insurance Series — High-Income Bond Fund — Page 124 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary 12.52%	Principal amount (000)	Value (000)
Academy Sports 9.25% 2019[1]	$2,500	$2,638
Boyd Gaming Corp. 9.125% 2018	9,190	9,466
Boyd Gaming Corp. 9.00% 2020	11,000	11,316
Burger King Corp. 6.00% 2022[1]	4,975	5,124
CEC Entertainment, Inc. 8.00% 2022	2,850	2,779
Cedar Fair, LP 5.375% 2024[1]	175	174
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	13,400	13,936
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	12,625	12,846
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	2,800	2,961
Cooper-Standard Holdings Inc., Term Loan B, 4.00% 2021[3,5,6]	2,711	2,683
Cumulus Media Holdings Inc. 7.75% 2019	5,960	6,042
Cumulus Media Inc., Term Loan B, 4.25% 2020[3,5,6]	1,368	1,326
Delta 2 (Formula One), Term Loan B, 4.75% 2021[3,5,6]	300	294
Delta 2 (Formula One), Term Loan B, 7.75% 2022[3,5,6]	5,500	5,369
DISH DBS Corp. 4.25% 2018	18,675	19,119
DISH DBS Corp. 7.875% 2019	700	796
DISH DBS Corp. 5.125% 2020	6,250	6,312
Gannett Co., Inc. 5.125% 2019	915	940
Gannett Co., Inc. 4.875% 2021[1]	1,535	1,527
Gannett Co., Inc. 6.375% 2023	7,530	8,019
General Motors Co. 4.00% 2025	465	467
General Motors Co. 5.00% 2035	5,815	6,074
General Motors Financial Co. 3.00% 2017	1,360	1,377
General Motors Financial Co. 3.25% 2018	800	803
Hilton Worldwide Finance LLC 5.625% 2021	1,025	1,076
Jaguar Land Rover PLC 4.25% 2019[1]	1,410	1,428
La Quinta Properties, Inc., First Lien Term Loan B, 4.00% 2021[3,5,6]	903	893
Limited Brands, Inc. 6.625% 2021	875	989
McClatchy Co. 9.00% 2022	3,275	3,582
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021	2,500	2,522
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	3,400	3,502
MGM Resorts International 8.625% 2019	5,400	6,149
MGM Resorts International 7.75% 2022	750	833
MGM Resorts International 6.00% 2023	2,000	2,020
Michaels Stores, Inc. 7.50% 2018[1,3,4]	565	578
Michaels Stores, Inc. 5.875% 2020[1]	850	863
NBC Universal Enterprise, Inc. 5.25% (undated)[1]	835	870
NCL Corp. Ltd. 5.25% 2019[1]	1,625	1,645
Needle Merger Sub Corp. 8.125% 2019[1]	6,705	6,269
Neiman Marcus Group LTD Inc. 8.00% 2021[1]	8,050	8,553
Neiman Marcus Group LTD Inc. 8.75% 2021[1,3,4]	5,145	5,479
Neiman Marcus, Term Loan B, 4.25% 2020[3,5,6]	1,485	1,457
PETCO Animal Supplies, Inc. 9.25% 2018[1]	6,875	7,219
Pinnacle Entertainment, Inc. 6.375% 2021	1,450	1,501
Playa Resorts Holding BV 8.00% 2020[1]	5,225	5,238
Playa Resorts Holding BV, Term Loan B, 4.00% 2019[3,5,6]	889	875
Revel Entertainment, Term Loan B, 10.00% 2015[2,3,4,5,6,7]	2,239	—
Revel Entertainment, Term Loan B, 14.50% 2018[2,3,4,5,6,7]	11,915	—
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	1,525	1,628
Schaeffler Holding Finance BV 6.875% 2018[3,4]	€3,800	4,794
Schaeffler Holding Finance BV 7.625% 2018[1,3,4]	$2,300	2,409
Six Flags Entertainment Corp. 5.25% 2021[1]	1,000	1,005
Stackpole Intl. 7.75% 2021[1]	1,595	1,603
Standard Pacific Corp. 5.875 2024	1,550	1,558
American Funds Insurance Series — High-Income Bond Fund — Page 125 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Time Inc. 5.75% 2022[1]	$5,475	$5,311
Time Inc., Term Loan B, 4.25% 2021[3,5,6]	6,318	6,271
Univision Communications Inc. 8.50% 2021[1]	4,570	4,890
Univision Communications Inc., Term Loan C3, 4.00% 2020[3,5,6]	441	433
Univision Communications Inc., Term Loan D, 4.00% 2020[3,5,6]	249	244
VTR Finance BV 6.875% 2024[1]	1,525	1,559
Warner Music Group 13.75% 2019	1,275	1,460
Warner Music Group 5.625% 2022[1]	12,500	12,156
Warner Music Group 6.75% 2022[1]	7,450	6,817
Wynn Macau, Ltd. 5.25% 2021[1]	8,125	7,678
		245,745
Energy 9.50%
Alpha Natural Resources, Inc. 9.75% 2018	5,550	2,525
Alpha Natural Resources, Inc. 6.00% 2019	2,067	661
Alpha Natural Resources, Inc. 7.50% 2020[1]	6,125	3,874
Alpha Natural Resources, Inc. 6.25% 2021	3,775	1,170
American Energy (Marcellus), Term Loan B, 5.25% 2020[3,5,6]	4,725	4,182
American Energy (Marcellus), Term Loan A, 8.50% 2021[3,5,6]	4,775	4,095
American Energy (Permian Basin) 7.125% 2020[1]	5,025	3,744
American Energy (Permian Basin) 7.375% 2021[1]	4,600	3,404
American Energy (Woodford LLC), 9.00% 2022[1]	6,625	4,306
Arch Coal, Inc. 7.00% 2019	7,720	2,355
Arch Coal, Inc. 8.00% 2019[1]	825	462
Arch Coal, Inc. 9.875% 2019	525	181
Arch Coal, Inc. 7.25% 2021	4,975	1,474
Arch Coal, Inc., Term Loan B1, 6.25% 2018[3,5,6]	5,801	4,823
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[1]	5,305	5,133
Bonanza Creek Energy, Inc. 6.75% 2021	850	752
CONSOL Energy Inc. 8.25% 2020	6,500	6,768
CONSOL Energy Inc. 5.875% 2022[1]	750	701
Denbury Resources Inc. 4.625% 2023	1,550	1,352
Ecopetrol SA 5.875% 2023	1,450	1,539
Jupiter Resources Inc. 8.50% 2022[1]	4,900	3,712
Laredo Petroleum, Inc. 9.50% 2019	6,825	6,825
Laredo Petroleum, Inc. 7.375% 2022	2,000	1,880
NGL Energy Partners LP 6.875% 2021[1]	6,100	6,039
NGPL PipeCo LLC 7.119% 2017[1]	6,715	6,631
NGPL PipeCo LLC 9.625% 2019[1]	16,825	16,951
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[3,5,6]	1,787	1,728
Oasis Petroleum Inc. 6.875% 2022	2,900	2,654
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 2023[1,5]	1,636	1,472
PDC Energy Inc. 7.75% 2022	8,025	7,664
Peabody Energy Corp. 7.375% 2016	450	465
Peabody Energy Corp. 6.00% 2018	21,470	19,591
Peabody Energy Corp. 6.25% 2021	6,220	5,341
Petrobras International Finance Co. 5.75% 2020	590	571
QGOG Constellation SA 6.25% 2019[1]	6,105	3,861
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	4,175	4,050
Rice Energy Inc. 6.25% 2022[1]	9,100	8,509
Sabine Pass Liquefaction, LLC 5.625% 2021	5,900	5,826
Sabine Pass Liquefaction, LLC 5.75% 2024	8,925	8,802
Samson Investment Co. 9.75% 2020	13,115	5,500
Samson Investment Co., Term Loan B, 5.00% 2018[3,5,6]	150	119
American Funds Insurance Series — High-Income Bond Fund — Page 126 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Targa Resources Corp. 4.125% 2019[1]	$2,200	$2,129
Teekay Corp. 8.50% 2020	8,543	9,544
Tesoro Logistics LP 5.50% 2019[1]	1,225	1,219
Tesoro Logistics LP 6.25% 2022[1]	1,850	1,855
		186,439
Materials 8.37%
ArcelorMittal 10.35% 2019[3]	500	606
ArcelorMittal 6.00% 2021[3]	1,760	1,837
ArcelorMittal 7.25% 2041[3]	9,960	10,109
Ball Corp. 5.75% 2021	835	879
CEMEX Finance LLC 9.375% 2022[1]	4,690	5,253
First Quantum Minerals Ltd. 6.75% 2020[1]	16,543	15,054
First Quantum Minerals Ltd. 7.00% 2021[1]	17,343	15,695
First Quantum Minerals Ltd. 7.25% 2022[1]	1,275	1,151
FMG Resources 6.00% 2017[1]	25,865	24,814
FMG Resources 6.875% 2018[1,5]	5,216	4,746
FMG Resources 8.25% 2019[1]	750	685
Georgia Gulf Corp. 4.625% 2021	1,350	1,284
Georgia Gulf Corp. 4.875% 2023	800	758
JMC Steel Group Inc. 8.25% 2018[1]	17,250	16,452
LSB Industries, Inc. 7.75% 2019	5,275	5,512
Mirabela Nickel Ltd. 1.00% 2044[1,4,7]	53	54
Owens-Illinois, Inc. 5.00% 2022[1]	560	572
Owens-Illinois, Inc. 5.375% 2025[1]	420	425
Packaging Dynamics Corp. 8.75% 2016[1]	1,968	1,978
Rayonier Advanced Materials Inc. 5.50% 2024[1]	1,080	892
Reynolds Group Inc. 7.125% 2019	740	767
Reynolds Group Inc. 7.875% 2019	355	375
Reynolds Group Inc. 9.875% 2019	4,820	5,133
Reynolds Group Inc. 5.75% 2020	29,965	30,864
Ryerson Inc. 9.00% 2017	1,525	1,571
Ryerson Inc. 11.25% 2018	1,300	1,391
Solenis, Term Loan, 7.75% 2022[3,5,6]	640	626
Tembec Industries Inc. 9.00% 2019[1]	2,300	2,268
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[1]	2,945	3,137
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV), Term Loan B, 3.75% 2020[3,5,6]	1,253	1,224
Walter Energy, Inc. 9.50% 2019[1]	10,550	8,071
		164,183
Information technology 7.57%
Alcatel-Lucent USA Inc. 4.625% 2017[1]	9,650	9,795
Alcatel-Lucent USA Inc. 6.75% 2020[1]	5,880	6,236
Alcatel-Lucent USA Inc. 8.875% 2020[1]	10,090	11,023
First Data Corp. 8.25% 2021[1]	5,123	5,507
First Data Corp. 11.75% 2021	17,195	19,817
First Data Corp. 12.625% 2021	10,804	12,857
First Data Corp. 8.75% 2022[1,3,4]	935	1,010
Freescale Semiconductor, Inc. 5.00% 2021[1]	9,000	9,045
Freescale Semiconductor, Inc. 6.00% 2022[1]	14,575	15,267
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[3,5,6]	5,433	5,311
Lawson Software, Inc. 9.375% 2019	3,000	3,221
NXP BV and NXP Funding LLC 3.75% 2018[1]	9,900	9,950
Serena Software, Inc. Term Loan B 7.50% 2020[3,5,6]	4,325	4,314
American Funds Insurance Series — High-Income Bond Fund — Page 127 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
SRA International, Inc. 11.00% 2019	$7,835	$8,364
SRA International, Inc., Term Loan B, 6.50% 2018[3,5,6]	16,913	16,934
SunGard Data Systems Inc. 7.625% 2020	3,650	3,887
TIBCO Software, Inc., Term Loan B, 6.50% 2020[3,5,6]	2,325	2,255
TIBCO Software, Inc. 11.375% 2021[1]	3,925	3,807
		148,600
Financials 4.72%
CIT Group Inc. 4.25% 2017	2,500	2,556
CIT Group Inc. 5.00% 2017	4,000	4,160
CIT Group Inc. 5.25% 2018	1,575	1,646
CIT Group Inc. 3.875% 2019	13,340	13,340
CIT Group Inc., Series C, 5.50% 2019[1]	3,800	4,021
Citigroup Inc., Series N, junior subordinated 5.80% (undated)[3]	1,839	1,844
Crescent Resources 10.25% 2017[1]	5,445	5,867
Goldman Sachs Group, Inc., Series L, 5.70% 2049[3]	522	530
Icahn Enterprises Finance Corp. 3.50% 2017	8,425	8,446
Iron Mountain Inc. 5.75% 2024	3,500	3,539
iStar Financial Inc. 4.00% 2017	8,300	8,103
iStar Financial Inc., Series B, 9.00% 2017	2,380	2,612
iStar Financial Inc. 4.875% 2018	1,925	1,899
iStar Financial Inc. 5.00% 2019	9,575	9,336
Liberty Mutual Group Inc., Series A, 7.80% 2087[1,3]	1,200	1,410
MetLife Capital Trust X, junior subordinated 9.25% 2068[1,3]	300	430
MetLife Inc., junior subordinated 10.75% 2069[3]	500	815
Ocwen Financial Corp. 6.625% 2019[1]	3,325	3,059
Popular, Inc. 7.00% 2019	2,315	2,327
Realogy Corp. 4.50% 2019[1]	9,950	9,900
Realogy Corp. 7.625% 2020[1]	750	806
Realogy Corp. 5.25% 2021[1]	4,150	4,051
Realogy Corp., LOC, 4.40% 2016[3,5,6]	513	509
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[1,3]	1,265	1,429
		92,635
Utilities 0.81%
AES Corp. 8.00% 2020	3,000	3,442
AES Corp. 7.375% 2021	850	965
Calpine Corp. 5.375% 2023	800	809
Calpine Corp. 7.875% 2023[1]	218	241
Dynegy Finance Inc. 6.75% 2019[1]	145	148
Dynegy Finance Inc. 7.375% 2022[1]	3,030	3,087
Dynegy Finance Inc. 7.625% 2024[1]	3,710	3,789
NRG Energy, Inc. 6.25% 2022	1,790	1,839
TXU, Term Loan, 4.65% 2017[2,3,5,6]	2,461	1,594
		15,914
Consumer staples 0.46%
C&S Group Enterprises LLC 5.375% 2022[1]	650	647
Constellation Brands, Inc. 3.875% 2019	250	252
Constellation Brands, Inc. 6.00% 2022	700	777
Del Monte Corp. 7.625% 2019	5,597	5,513
Ingles Markets, Inc. 5.75% 2023	475	478
American Funds Insurance Series — High-Income Bond Fund — Page 128 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Smithfield Foods, Inc. 5.25% 2018[1]	$1,000	$1,020
Stater Bros. Holdings Inc., Term Loan B, 4.75% 2021[3,5,6]	249	247
		8,934
Total corporate bonds & notes		1,695,103
Bonds & notes of governments & government agencies outside the U.S. 2.44%
Argentina (Republic of) 7.00% 2017	4,145	3,947
Ghana (Republic of) 7.875% 2023	2,700	2,511
Greece Government 4.75% 2019	€1,500	1,446
Greek Government 2.00%/3.00% 2023[8]	790	610
Greek Government 2.00%/3.00% 2024[8]	790	604
Greek Government 2.00%/3.00% 2025[8]	790	571
Greek Government 2.00%/3.00% 2026[8]	790	547
Greek Government 2.00%/3.00% 2027[8]	790	532
Greek Government 2.00%/3.00% 2028[8]	790	516
Greek Government 2.00%/3.00% 2029[8]	790	513
Greek Government 2.00%/3.00% 2030[8]	790	506
Greek Government 2.00%/3.00% 2031[8]	790	502
Greek Government 2.00%/3.00% 2032[8]	790	495
Greek Government 2.00%/3.00% 2033[8]	790	494
Greek Government 2.00%/3.00% 2034[8]	790	489
Greek Government 2.00%/3.00% 2035[8]	790	487
Greek Government 2.00%/3.00% 2036[8]	790	483
Greek Government 2.00%/3.00% 2037[8]	790	478
Greek Government 2.00%/3.00% 2038[8]	790	481
Greek Government 2.00%/3.00% 2039[8]	790	482
Greek Government 2.00%/3.00% 2040[8]	790	482
Greek Government 2.00%/3.00% 2041[8]	790	483
Greek Government 2.00%/3.00% 2042[8]	790	485
Hungarian Government 6.25% 2020	$850	959
Hungarian Government 6.375% 2021	1,000	1,148
India (Republic of) 8.83% 2023	INR440,000	7,342
Indonesia (Republic of) 8.375% 2034	IDR37,600,000	3,075
Kenya (Republic of) 6.875% 2024	$2,500	2,631
Portuguese Government 5.65% 2024	€1,450	2,177
Republic of Senegal 6.25% 2024	$1,400	1,341
Slovenia (Republic of) 5.85% 2023[1]	2,595	2,947
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR15,150	1,305
United Mexican States Government, Series M20, 10.00% 2024	MXN27,500	2,446
Zambia (Republic of) 8.50% 2024	$4,000	4,388
		47,903
U.S. Treasury bonds & notes 0.17% U.S. Treasury 0.17%
U.S. Treasury 0.25% 2015	3,275	3,278
Total U.S. Treasury bonds & notes		3,278
American Funds Insurance Series — High-Income Bond Fund — Page 129 of 147

Bonds, notes & other debt instruments Municipals 0.09%	Principal amount (000)	Value (000)
State of New Jersey, Econ. Dev. Auth., Energy Fac. Rev. Bonds (ACR Energy Partners, LLC Project), Series 2011-B, 12.00% 2030[1,2]	$875	$394
Territory of Puerto Rico, Public Improvement Ref. Bonds (G.O. Bonds), Series 2014-A, 8.00% 2035	1,500	1,308
Territory of Puerto Rico, University of Puerto Rico, University System Rev. Ref. Bonds, Series 2006-P, 5.00% 2023	200	125
		1,827
Total bonds, notes & other debt instruments (cost: $1,826,064,000)		1,748,111
Convertible bonds 0.30% Energy 0.11%
American Energy Utica, LLC 3.50% convertible notes 2021[1,3,4]	3,042	2,205
Financials 0.10%
Bank of Ireland 10.00% convertible notes 2016	€1,460	1,914
Materials 0.09%
Mirabela Nickel Ltd. 9.50% convertible notes 2019[1,4]	$2,144	1,769
Total convertible bonds (cost: $7,127,000)		5,888
Convertible stocks 1.02% Utilities 0.51%	Shares
Dominion Resources, Inc., convertible preferred, Series A, units	100,000	5,201
Exelon Corp., convertible preferred, units	91,000	4,777
		9,978
Industrials 0.33%
CEVA Group PLC, Series A-1, 3.253% convertible preferred[7]	4,788	4,788
CEVA Group PLC, Series A-2, 2.253% convertible preferred[7,9]	2,211	1,714
		6,502
Financials 0.18%
Weyerhaeuser Co., Series A, 6.375% convertible preferred	60,000	3,462
Total convertible stocks (cost: $19,628,000)		19,942
Preferred securities 0.04% Financials 0.04%
Citigroup Inc., Series K, depositary shares	30,010	798
Total preferred securities (cost: $751,000)		798
Common stocks 0.80% Consumer discretionary 0.33%
Cooper-Standard Holdings Inc.[10]	110,446	6,393
Adelphia Recovery Trust, Series Arahova[10]	388,601	4
Adelphia Recovery Trust, Series ACC-1[10]	449,306	1
Adelphia Recovery Trust, Series ACC-6B7,10	1,000,000	—
American Funds Insurance Series — High-Income Bond Fund — Page 130 of 147

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Five Star Travel Corp.[1,7,10]	7,285	$1
Revel AC, Inc. (CVR)[7,9,10]	13,372,726	—
Revel AC, Inc.[7,9,10]	125,906	—
		6,399
Industrials 0.22%
CEVA Group PLC[1,7,10]	5,622	4,357
Quad/Graphics, Inc., Class A	525	12
Atrium Corp.[1,7,10]	361	1
		4,370
Health care 0.17%
Rotech Healthcare Inc.[7,10]	201,793	3,404
Materials 0.08%
NewPage Holdings Inc.[9]	16,880	1,477
Mirabela Nickel Ltd.[7,10]	6,645,429	157
		1,634
Total common stocks (cost: $25,260,000)		15,807
Short-term securities 5.26%	Principal amount (000)
Abbott Laboratories 0.11% due 2/26/2015[1]	$35,000	34,994
Chevron Corp. 0.12% due 3/11/2015[1]	34,700	34,689
Federal Home Loan Bank 0.13% due 4/9/2015	7,500	7,499
General Electric Co. 0.10% due 1/2/2015	26,000	26,000
Total short-term securities (cost: $103,183,000)		103,182
Total investment securities 96.50% (cost: $1,982,013,000)		1,893,728
Other assets less liabilities 3.50%		68,748
Net assets 100.00%		$1,962,476
American Funds Insurance Series — High-Income Bond Fund — Page 131 of 147

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $797,716,000, which represented 40.65% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Coupon rate may change periodically.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $137,417,000, which represented .07% of the net assets of the fund.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $24,973,000, which represented 1.27% of the net assets of the fund.
[8]	Step bond; coupon rate will increase at a later date.
[9]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[10]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.253% convertible preferred	3/10/2010-1/23/2012	$2,214	$1,714.09%
NewPage Holdings Inc.	9/17/2009-7/24/2014	1,368	1,477.08
Revel AC, Inc.	2/14/2011-12/13/2011	6,279	—	.00
Revel AC, Inc. (CVR)	2/15/2011-3/15/2013	2,419	—	.00
Liberman Broadcasting, Inc., warrants, expire 2022	12/31/2012	—	—	.00
Total private placement securities		$12,280	$3,191.17%

Key to abbreviations and symbols
Auth. = Authority
CVR = Contingent Value Rights
Dev. = Development
Econ. = Economic
€ = Euros
Fac. = Facility
G.O. = General Obligation
IDR = Indonesian rupiah
INR = Indian rupees
LOC = Letter of credit
MXN = Mexican pesos
Ref. = Refunding
Rev. = Revenue
ZAR = South African rand
American Funds Insurance Series — High-Income Bond Fund — Page 132 of 147

Mortgage FundSM
Investment portfolio
December 31, 2014
Bonds, notes & other debt instruments 98.55% Mortgage-backed obligations 54.01% Federal agency mortgage-backed obligations 44.25%	Principal amount (000)	Value (000)
Fannie Mae 5.00% 2036[1]	$540	$586
Fannie Mae 3.50% 2045[1,2]	49,979	52,078
Fannie Mae 3.50% 2045[1,2]	5,000	5,196
Fannie Mae 4.50% 2045[1,2]	7,500	8,141
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.704% 2048[1,3,4]	354	354
Freddie Mac 5.00% 2034[1]	3,267	3,608
Freddie Mac 3.50% 2045[1,2]	6,000	6,236
Government National Mortgage Assn. 3.75% 2034[1]	1,541	1,617
Government National Mortgage Assn. 3.75% 2038[1]	1,102	1,149
Government National Mortgage Assn. 3.75% 2039[1]	1,132	1,185
Government National Mortgage Assn. 4.00% 2039[1]	789	824
Government National Mortgage Assn. 6.00% 2039[1]	704	801
Government National Mortgage Assn. 4.00% 2040[1]	425	444
Government National Mortgage Assn. 5.50% 2040[1]	5,246	5,920
Government National Mortgage Assn. 4.50% 2041[1]	199	212
Government National Mortgage Assn. 5.00% 2041[1]	2,628	2,882
Government National Mortgage Assn. 5.00% 2041[1]	1,499	1,598
Government National Mortgage Assn. 6.50% 2041[1]	1,958	2,149
Government National Mortgage Assn. 3.50% 2042[1]	1,036	1,063
Government National Mortgage Assn. 3.50% 2042[1]	605	618
Government National Mortgage Assn. 3.50% 2042[1]	543	570
Government National Mortgage Assn. 4.00% 2042[1]	137	143
Government National Mortgage Assn. 3.50% 2043[1]	2,971	3,122
Government National Mortgage Assn. 3.50% 2043[1]	2,830	2,978
Government National Mortgage Assn. 3.50% 2043[1]	2,649	2,786
Government National Mortgage Assn. 3.50% 2043[1]	2,313	2,434
Government National Mortgage Assn. 3.50% 2043[1]	2,053	2,157
Government National Mortgage Assn. 3.50% 2043[1]	558	571
Government National Mortgage Assn. 3.50% 2043[1]	334	352
Government National Mortgage Assn. 3.75% 2044[1]	1,465	1,558
Government National Mortgage Assn. 4.00% 2044[1]	14,615	15,703
Government National Mortgage Assn. 4.00% 2044[1]	10,000	10,740
Government National Mortgage Assn. 4.00% 2044[1]	2,562	2,749
Government National Mortgage Assn. 4.25% 2044[1]	2,366	2,569
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	5,596	5,822
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	1,548	1,654
		152,569
Commercial mortgage-backed securities 9.76%
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[1,4]	923	954
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class A1A, 5.189% 2038[1]	920	976
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A1A, 5.897% 2040[1,4]	576	628
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A-1A, 5.71% 2042[1,4]	360	392
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A1A, 5.425% 2049[1]	1,473	1,562
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[1]	809	865
American Funds Insurance Series — Mortgage Fund — Page 133 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class A, 01.05% 2027[1,3,4]	$1,250	$1,249
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[1]	4,766	5,027
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[1,3]	263	270
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.003% 2031[1,3,4]	985	986
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[1,3]	795	797
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[1]	878	930
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[1]	4,699	5,029
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[1,4]	2,757	3,007
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A-1-A, 5.335% 2038[1]	1,402	1,491
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[1,4]	1,207	1,257
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[1]	1,497	1,611
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A1A, 5.739% 2043[1,4]	1,898	2,009
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A, 5.166% 2049[1]	888	937
Morgan Stanley Capital I Trust, Series 2007-TA27, Class A-1-A, 5.831% 2042[1,4]	332	360
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[1]	1,721	1,829
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.707% 2043[1,4]	1,292	1,347
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A, 5.749% 2045[1,4]	128	136
		33,649
Total mortgage-backed obligations		186,218
U.S. Treasury bonds & notes 21.56% U.S. Treasury inflation-protected securities 11.40%
U.S. Treasury Inflation-Protected Security 1.875% 2015[5]	1,312	1,316
U.S. Treasury Inflation-Protected Security 0.125% 2016[5]	2,689	2,682
U.S. Treasury Inflation-Protected Security 2.00% 2016[5]	2,991	3,036
U.S. Treasury Inflation-Protected Security 0.125% 2019[5]	9,120	9,039
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]	10,350	10,015
U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	11,576	13,231
		39,319
U.S. Treasury 10.16%
U.S. Treasury 1.50% 2019	5,000	4,968
U.S. Treasury 1.50% 2019	1,500	1,491
U.S. Treasury 1.625% 2019[6]	24,000	24,064
U.S. Treasury 1.625% 2019	2,000	2,002
U.S. Treasury 1.75% 2019	2,500	2,514
		35,039
Total U.S. Treasury bonds & notes		74,358
Federal agency bonds & notes 17.17%
Fannie Mae 1.75% 2019	21,900	21,957
Federal Home Loan Bank 0.50% 2016	13,285	13,257
Federal Home Loan Bank 2.00% 2016	2,215	2,265
Freddie Mac 0.875% 2017	8,200	8,223
Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,4]	4,722	4,969
Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,4]	1,250	1,316
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,210
		59,197
American Funds Insurance Series — Mortgage Fund — Page 134 of 147

Bonds, notes & other debt instruments Asset-backed obligations 5.81%	Principal amount (000)	Value (000)
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-2-A, 0.72% 2018[1]	$1,655	$1,655
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class B, 1.66% 2018[1]	2,000	2,011
AmeriCredit Automobile Receivables Trust, Series 2012-5, Class C, 1.69% 2018[1]	382	383
Flagstar Home Equity Loan Trust, Series 2006-2A, Class A, FSA insured, 0.315% 2019[1,3,4]	2,882	2,803
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[1]	2,000	2,022
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94% 2016[1]	3,250	3,295
Santander Drive Auto Receivables Trust, Series 2013-3, Class B, 1.19% 2018[1]	1,445	1,446
Santander Drive Auto Receivables Trust, Series 2013-5, Class B, 1.55% 2018[1]	2,285	2,293
Santander Drive Auto Receivables Trust, Series 2013-1, Class B, 1.16% 2019[1]	4,124	4,137
		20,045
Total bonds, notes & other debt instruments (cost: $335,972,000)		339,818
Short-term securities 21.69%
ExxonMobil Corp. 0.08% due 1/22/2015	7,200	7,199
Fannie Mae 0.08%–0.10% due 3/2/2015–5/18/2015	15,100	15,096
Federal Farm Credit Banks 0.14% due 7/15/2015	5,000	4,996
Federal Home Loan Bank 0.07%–0.12% due 2/11/2015–3/13/2015	28,000	27,999
General Electric Co. 0.10% due 1/2/2015	8,400	8,400
John Deere Financial Ltd. 0.10% due 1/12/2015[3]	3,100	3,100
National Rural Utilities Cooperative Finance Corp. 0.11% due 1/16/2015	8,000	8,000
Total short-term securities (cost: $74,786,000)		74,790
Total investment securities 120.24% (cost: $410,758,000)		414,608
Other assets less liabilities (20.24)%		(69,800)
Net assets 100.00%		$344,808

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	A portion or all of the security purchased on a TBA basis.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $9,559,000, which represented 2.77% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,638,000, which represented .77% of the net assets of the fund.

Key to abbreviation
TBA = To be announced
American Funds Insurance Series — Mortgage Fund — Page 135 of 147

U.S. Government/AAA-Rated Securities FundSM
Investment portfolio
December 31, 2014
Bonds, notes & other debt instruments 91.37% U.S. Treasury bonds & notes 50.26% U.S. Treasury 38.55%	Principal amount (000)	Value (000)
U.S. Treasury 1.50% 2016[1]	$42,150	$42,792
U.S. Treasury 2.125% 2016	12,850	13,111
U.S. Treasury 4.50% 2016	10,100	10,569
U.S. Treasury 0.625% 2017	26,000	25,749
U.S. Treasury 0.75% 2017	25,750	25,653
U.S. Treasury 0.875% 2017	44,400	44,459
U.S. Treasury 2.75% 2017	24,000	25,094
U.S. Treasury 1.25% 2018	32,425	32,217
U.S. Treasury 1.25% 2018	25,975	25,786
U.S. Treasury 1.375% 2018	64,000	64,065
U.S. Treasury 1.50% 2018	25,700	25,823
U.S. Treasury 1.00% 2019	22,500	21,956
U.S. Treasury 1.50% 2019	43,775	43,496
U.S. Treasury 1.50% 2019	25,775	25,789
U.S. Treasury 1.50% 2019	25,330	25,273
U.S. Treasury 1.50% 2019	19,350	19,359
U.S. Treasury 1.50% 2019	17,125	17,015
U.S. Treasury 1.625% 2019	144,450	144,834
U.S. Treasury 1.625% 2019	140,000	140,230
U.S. Treasury 1.625% 2019	25,825	25,852
U.S. Treasury 1.625% 2019	10,515	10,551
U.S. Treasury 1.625% 2019	9,625	9,666
U.S. Treasury 1.75% 2019	21,175	21,296
U.S. Treasury 3.625% 2019	56,500	61,638
U.S. Treasury 1.125% 2020	13,350	12,969
U.S. Treasury 1.25% 2020	6,250	6,118
U.S. Treasury 1.375% 2020	13,200	12,954
U.S. Treasury 2.25% 2021	103,575	105,748
U.S. Treasury 1.625% 2022	46,698	45,288
U.S. Treasury 1.625% 2022	41,728	40,568
U.S. Treasury 1.75% 2022	63,000	61,935
U.S. Treasury 1.75% 2023	13,375	13,018
U.S. Treasury 2.00% 2023	13,264	13,206
U.S. Treasury 2.50% 2023	12,500	12,896
U.S. Treasury 2.75% 2023	52,000	54,722
U.S. Treasury 6.25% 2030	2,980	4,457
U.S. Treasury 2.875% 2043	17,225	17,627
U.S. Treasury 3.125% 2043	6,425	6,901
U.S. Treasury 3.625% 2043	15,850	18,648
U.S. Treasury 3.375% 2044	4,675	5,266
U.S. Treasury 3.625% 2044	3,875	4,563
		1,339,157
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 136 of 147

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 11.71%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.50% 2015[2]	$18,298	$18,061
U.S. Treasury Inflation-Protected Security 0.125% 2016[2]	16,136	16,092
U.S. Treasury Inflation-Protected Security 2.00% 2016[2]	17,946	18,216
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	44,538	44,138
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	4,440	4,343
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	4,341	4,216
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	12,178	12,092
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	75,002	72,574
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	72,228	72,881
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	7,359	6,976
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	120,064	137,228
		406,817
Total U.S. Treasury bonds & notes		1,745,974
Mortgage-backed obligations 23.51% Federal agency mortgage-backed obligations 23.51%
Fannie Mae 3.306% 2017[3]	1,972	2,062
Fannie Mae 2.50% 2027[3]	2,257	2,304
Fannie Mae 2.50% 2027[3]	1,060	1,082
Fannie Mae 6.50% 2028[3]	396	452
Fannie Mae 6.50% 2037[3]	151	167
Fannie Mae 7.00% 2037[3]	201	224
Fannie Mae 7.00% 2037[3]	65	72
Fannie Mae 5.50% 2038[3]	608	680
Fannie Mae 6.00% 2038[3]	119	134
Fannie Mae 2.19% 2039[3,4]	1,098	1,171
Fannie Mae 2.578% 2040[3,4]	8,969	9,482
Fannie Mae 4.186% 2040[3,4]	1,018	1,080
Fannie Mae 4.38% 2040[3,4]	1,392	1,476
Fannie Mae 4.50% 2040[3]	1,136	1,234
Fannie Mae 5.00% 2040[3]	482	540
Fannie Mae 3.076% 2041[3,4]	2,668	2,850
Fannie Mae 3.529% 2041[3,4]	1,528	1,605
Fannie Mae 4.00% 2041[3]	3,479	3,717
Fannie Mae 4.00% 2041[3]	2,641	2,854
Fannie Mae 4.50% 2041[3]	2,407	2,615
Fannie Mae 5.00% 2041[3]	1,558	1,753
Fannie Mae 5.00% 2041[3]	1,186	1,334
Fannie Mae 5.00% 2041[3]	779	878
Fannie Mae 5.00% 2041[3]	487	548
Fannie Mae 3.50% 2042[3]	3,518	3,671
Fannie Mae 3.50% 2042[3]	2,914	3,041
Fannie Mae 4.00% 2042[3]	1,858	2,008
Fannie Mae 4.00% 2042[3]	479	518
Fannie Mae 3.50% 2043[3]	3,748	3,931
Fannie Mae 4.00% 2043[3]	3,798	4,105
Fannie Mae 4.00% 2044[3]	1,674	1,806
Fannie Mae 4.00% 2044[3]	788	852
Fannie Mae 3.50% 2045[3,5]	114,850	119,674
Fannie Mae 4.50% 2045[3,5]	118,880	128,810
Fannie Mae 4.50% 2045[3,5]	73,420	79,691
Fannie Mae 5.00% 2045[3,5]	18,160	20,064
Fannie Mae, Series 2001-4, Class GA, 9.437% 2025[3,4]	4	4
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 137 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2001-4, Class NA, 10.005% 2025[3,4]	$12	$13
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[3]	335	308
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037[3]	717	789
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037[3]	343	380
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[3]	119	139
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.704% 2048[3,4,6]	177	177
Freddie Mac 5.50% 2024[3]	1,503	1,642
Freddie Mac 6.00% 2026[3]	304	345
Freddie Mac 2.375% 2036[3,4]	624	669
Freddie Mac 2.113% 2037[3,4]	113	120
Freddie Mac 5.50% 2037[3]	37	42
Freddie Mac 4.846% 2038[3,4]	609	653
Freddie Mac 5.50% 2038[3]	2,431	2,719
Freddie Mac 5.50% 2038[3]	125	140
Freddie Mac 5.00% 2040[3]	2,362	2,615
Freddie Mac 3.249% 2041[3,4]	5,887	6,247
Freddie Mac 3.401% 2041[3,4]	1,630	1,717
Freddie Mac 5.00% 2041[3]	3,712	4,172
Freddie Mac 5.00% 2041[3]	1,830	2,051
Freddie Mac 2.582% 2042[3,4]	1,357	1,393
Freddie Mac 2.078% 2043[3,4]	1,107	1,135
Freddie Mac 4.00% 2043[3]	18,797	20,184
Freddie Mac 4.00% 2043[3]	3,899	4,194
Freddie Mac 4.00% 2043[3]	1,414	1,523
Freddie Mac 4.00% 2043[3]	723	778
Freddie Mac 4.00% 2043[3]	696	750
Freddie Mac 4.00% 2043[3]	559	603
Freddie Mac 3.128% 2044[3,4]	839	868
Freddie Mac 4.00% 2044[3]	36,092	38,749
Freddie Mac 4.00% 2044[3]	578	624
Freddie Mac 4.00% 2043[3,5]	19,475	20,698
Freddie Mac 4.50% 2045[3,5]	30,000	32,514
Freddie Mac, Series 2356, Class GD, 6.00% 2016[3]	105	108
Freddie Mac, Series 1567, Class A, 0.561% 2023[3,4]	99	99
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[3]	554	509
Freddie Mac, Series 3233, Class PA, 6.00% 2036[3]	425	477
Government National Mortgage Assn. 3.00% 2026[3]	10,356	10,900
Government National Mortgage Assn. 3.00% 2027[3]	7,336	7,721
Government National Mortgage Assn. 3.75% 2034[3]	1,466	1,537
Government National Mortgage Assn. 5.50% 2038[3]	827	925
Government National Mortgage Assn. 5.50% 2038[3]	471	527
Government National Mortgage Assn. 5.50% 2038[3]	298	334
Government National Mortgage Assn. 5.50% 2038[3]	265	297
Government National Mortgage Assn. 6.00% 2038[3]	647	739
Government National Mortgage Assn. 6.50% 2038[3]	1,002	1,146
Government National Mortgage Assn. 6.50% 2038[3]	284	325
Government National Mortgage Assn. 3.50% 2039[3,4]	572	603
Government National Mortgage Assn. 5.00% 2039[3]	1,961	2,169
Government National Mortgage Assn. 6.00% 2039[3]	704	802
Government National Mortgage Assn. 4.50% 2040[3]	1,266	1,392
Government National Mortgage Assn. 5.50% 2040[3]	19,265	21,739
Government National Mortgage Assn. 4.50% 2041[3]	3,240	3,554
Government National Mortgage Assn. 5.00% 2041[3]	5,905	6,476
Government National Mortgage Assn. 3.00% 2042[3]	105	107
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 138 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 3.50% 2043[3]	$3,917	$4,117
Government National Mortgage Assn. 4.00% 2044[3]	60,673	65,109
Government National Mortgage Assn. 4.00% 2044[3]	40,419	43,412
Government National Mortgage Assn. 4.00% 2044[3]	8,647	9,291
Government National Mortgage Assn. 4.00% 2044[3]	3,593	3,859
Government National Mortgage Assn. 4.50% 2045[3,5]	24,500	26,769
Government National Mortgage Assn. 6.172% 2058[3]	41	42
Government National Mortgage Assn. 6.22% 2058[3]	518	538
Government National Mortgage Assn., Series 2003, 6.116% 2058[3]	441	471
National Credit Union Administration, Series 2011-M1, Class A2, 1.40% 2015[3]	760	764
National Credit Union Administration, Series 2010-R2, Class 1A, 0.527% 2017[3,4]	353	354
National Credit Union Administration, Series 2011-R2, Class 1A, 0.556% 2020[3,4]	210	211
National Credit Union Administration, Series 2011-R3, Class 1A, 0.559% 2020[3,4]	824	828
National Credit Union Administration, Series 2011-R1, Class 1A, 0.606% 2020[3,4]	520	523
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033[3]	20,682	21,673
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[3]	17,476	18,671
Total mortgage-backed obligations		816,558
Federal agency bonds & notes 17.60%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026[3]	963	970
Fannie Mae 5.00% 2017	2,655	2,890
Fannie Mae 1.75% 2019	8,500	8,507
Fannie Mae 2.625% 2024	10,955	11,109
Fannie Mae 7.125% 2030	4,000	6,151
Fannie Mae, Series 2014-M2, Class A-S-Q2, multifamily 0.478% 2015[3]	1,859	1,858
Fannie Mae, Series 2012-M9, multifamily 1.513% 2017[3]	2,375	2,374
Fannie Mae, Series 2013-M4, multifamily 2.608% 2022[3]	2,300	2,313
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 2022[3]	2,350	2,396
Fannie Mae, Series 2012-M3, Class 1-A2, multifamily 3.044% 2022[3]	2,000	2,074
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[3,4]	1,841	1,940
Fannie Mae, Series 2014-M1, multifamily 3.373% 2023[3,4]	2,050	2,151
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[3,4]	1,510	1,562
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.477% 2024[3,4]	3,825	4,070
Federal Farm Credit Banks 0.212% 2017[4]	6,300	6,302
Federal Farm Credit Banks 0.225% 2017[4]	7,321	7,322
Federal Farm Credit Banks 0.60% 2017	41,774	41,491
Federal Home Loan Bank 0.375% 2015	34,750	34,776
Federal Home Loan Bank 2.75% 2015	9,250	9,293
Federal Home Loan Bank 0.375% 2016	20,750	20,729
Federal Home Loan Bank 0.625% 2016	4,575	4,565
Federal Home Loan Bank 1.75% 2018	38,000	38,326
Federal Home Loan Bank 3.375% 2023	16,715	17,949
Federal Home Loan Bank 2.875% 2024	8,500	8,747
Federal Home Loan Bank 5.50% 2036	600	821
Federal Home Loan Bank, Series 2816, 1.00% 2017	56,095	56,164
Freddie Mac 1.75% 2015	23,425	23,663
Freddie Mac 1.00% 2017	1,750	1,753
Freddie Mac 1.25% 2019	18,730	18,361
Freddie Mac 3.75% 2019	12,750	13,854
Freddie Mac, Series K501, Class A1, multifamily 1.337% 2016[3]	353	353
Freddie Mac, Series K705, Class A2, multifamily 2.303% 2018[3]	1,730	1,766
Freddie Mac, Series K706, Class A2, multifamily 2.323% 2018[3]	2,000	2,042
Freddie Mac, Series K704, Class A2, multifamily 2.412% 2018[3]	1,800	1,845
Freddie Mac, Series K702, Class A2, multifamily 3.154% 2018[3]	2,019	2,115
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 139 of 147

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K712, Class A2, multifamily 1.869% 2019[3]	$1,760	$1,752
Freddie Mac, Series KGRP, Class A, multifamily 0.536% 2020[3,4]	5,427	5,447
Freddie Mac, Series KF02, Class A3, multifamily 0.80% 2020[3,4]	1,130	1,134
Freddie Mac, Series K015, Class A1, multifamily 2.257% 2020[3]	1,471	1,499
Freddie Mac, Series K009, Class A1, multifamily 2.757% 2020[3]	924	953
Freddie Mac, Series K013, Class A1, multifamily 2.902% 2020[3]	1,654	1,710
Freddie Mac, Series K010, Class A1, multifamily 3.32% 2020[3]	1,222	1,279
Freddie Mac, Series K019, Class A1, multifamily 1.459% 2021[3]	4,178	4,127
Freddie Mac, Series K017, Class A2, multifamily 2.873% 2021[3]	2,325	2,400
Freddie Mac, Series K022, Class A2, multifamily 2.355% 2022[3]	2,375	2,358
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022[3]	2,375	2,363
Freddie Mac, Series K031, Class A1, multifamily 2.778% 2022[3]	1,479	1,529
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[3]	1,735	1,738
Freddie Mac, Series K029, Class A2, multifamily 3.32% 2023[3,4]	400	422
Freddie Mac, Series K041, Class A-2, multifamily 3.171% 2024[3]	1,700	1,767
Private Export Funding Corp. 1.45% 2019	17,500	17,139
Private Export Funding Corp. 2.25% 2020	5,000	5,051
Private Export Funding Corp. 3.55% 2024	6,340	6,770
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016[3]	79	82
Small Business Administration, Series 2001-20K, 5.34% 2021[3]	128	137
Small Business Administration, Series 2001-20J, 5.76% 2021[3]	88	95
Small Business Administration, Series 2001-20F, 6.44% 2021[3]	248	270
Small Business Administration, Series 2003-20B, 4.84% 2023[3]	602	646
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	36,244
Tennessee Valley Authority 1.875% 2022	10,150	9,771
Tennessee Valley Authority 4.65% 2035	2,330	2,814
Tennessee Valley Authority 5.88% 2036	1,750	2,405
Tennessee Valley Authority 5.25% 2039	6,500	8,303
Tennessee Valley Authority, Series B, 3.50% 2042	6,470	6,433
Tennessee Valley Authority, Series A, 4.625% 2060	250	290
TVA Southaven 3.846% 2033[3]	1,692	1,799
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	22,750	23,054
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	90,640
United States Agency for International Development, Ukraine, 1.844% 2019	1,445	1,458
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 0% 2016	594	599
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.49% 2029[3]	971	1,020
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.82% 2032[3]	1,079	1,159
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.938% 2032[3]	882	941
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026[3]	1,311	1,308
		611,508
Total bonds, notes & other debt instruments (cost: $3,125,272,000)		3,174,040
Short-term securities 20.46%
Abbott Laboratories 0.11% due 1/22/2015–3/2/2015[6]	50,000	49,994
Apple Inc. 0.13% due 1/6/2015[6]	7,200	7,200
Caterpillar Financial Services Corp. 0.12% due 2/19/2015	19,400	19,396
Chevron Corp. 0.12%–0.14% due 3/11/2015–4/14/2015[6]	75,000	74,968
Coca-Cola Co. 0.11%–0.18% due 2/20/2015–5/8/2015[6]	95,000	94,963
Emerson Electric Co. 0.10%–0.11% due 1/28/2015–3/4/2015[6]	55,400	55,391
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 140 of 147

Short-term securities	Principal amount (000)	Value (000)
ExxonMobil Corp. 0.08%–0.10% due 1/22/2015–2/10/2015	$51,000	$50,994
Federal Farm Credit Banks 0.10%–0.14% due 1/28/2015–7/15/2015	47,750	47,732
General Electric Co. 0.10% due 1/2/2015	27,400	27,400
Harvard University 0.11% due 1/16/2015	30,198	30,197
John Deere Capital Corp. 0.10% due 1/14/2015[6]	50,000	49,997
John Deere Financial Ltd. 0.09%–0.10% due 1/7/2015–1/14/2015[6]	36,400	36,399
Microsoft Corp. 0.10% due 2/2/2015[6]	24,700	24,698
National Rural Utilities Cooperative Finance Corp. 0.10% due 1/8/2015	20,000	19,999
Paccar Financial Corp. 0.10%–0.11% due 1/9/2015–1/22/2015	11,600	11,600
Procter & Gamble Co. 0.08%–0.15% due 1/7/2015–2/9/2015[6]	69,800	69,796
Regents of the University of California 0.12% due 2/13/2015	40,000	39,995
Total short-term securities (cost: $710,730,000)		710,719
Total investment securities 111.83% (cost: $3,836,002,000)		3,884,759
Other assets less liabilities (11.83)%		(410,946)
Net assets 100.00%		$3,473,813

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $20,696,000, which represented .60% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	A portion or all of the security purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $463,583,000, which represented 13.35% of the net assets of the fund.

Key to abbreviation
TBA = To be announced
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 141 of 147

Cash Management FundSM
Investment portfolio
December 31, 2014
Short-term securities 98.79% Federal agency discount notes 48.70%	Principal amount (000)	Value (000)
Fannie Mae 0.03%–0.09% due 1/2/2015–5/18/2015	$58,660	$58,653
Federal Home Loan Bank 0.05%–0.11% due 1/14/2015–3/25/2015	68,650	68,649
Freddie Mac 0.05%–0.10% due 1/20/2015–5/8/2015	52,315	52,308
International Bank for Reconstruction and Development 0.07% due 1/26/2015	5,000	5,000
Tennessee Valley Authority 0.06% due 1/6/2015	7,800	7,800
		192,410
U.S. Treasury bills 33.28%
U.S. Treasury Bills 0.02%–0.06% due 1/2/2015–5/14/2015	131,500	131,497
Commercial paper 16.81%
CAFCO, LLC 0.12% due 1/16/2015	10,000	9,999
Emerson Electric Co. 0.16% due 3/2/2015[1]	5,000	4,999
Gotham Funding Corp. 0.15% due 1/16/2015[1]	10,000	9,999
John Deere Capital Corp. 0.12% due 2/12/2015[1]	10,600	10,598
KfW 0.11% due 1/16/2015[1]	7,000	7,000
Regents of the University of California 0.12% due 2/23/2015	10,000	9,998
Sumitomo Mitsui Banking Corp. 0.16% due 1/6/2015[1]	13,800	13,800
		66,393
Total short-term securities (cost: $390,286,000)		390,300
Bonds, notes & other debt instruments 1.27% U.S. Treasury bonds & notes 1.27%
U.S. Treasury 0.093% 2016[2]	5,000,000	4,997
Total bonds, notes & other debt instruments (cost: $4,995,000)		4,997
Total investment securities 100.06% (cost: $395,281,000)		395,297
Other assets less liabilities (0.06)%		(232)
Net assets 100.00%		$395,065

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $46,396,000, which represented 11.74% of the net assets of the fund.
[2]	Coupon rate may change periodically.
American Funds Insurance Series — Cash Management Fund — Page 142 of 147

Managed Risk Growth FundSM
Investment portfolio
December 31, 2014
Growth funds 93.58%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	925,445	$74,175
Total growth funds (cost: $72,153,000)		74,175
Short-term securities 4.56%
Government Cash Management Fund	3,614,218	3,614
Total short-term securities (cost: $3,615,000)		3,614
Total investment securities 98.14% (cost: $75,768,000)		77,789
Other assets less liabilities 1.86%		1,475
Net assets 100.00%		$79,264
American Funds Insurance Series — Managed Risk Growth Fund — Page 143 of 147

Managed Risk International FundSM
Investment portfolio
December 31, 2014
Growth funds 94.05%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	2,130,911	$43,365
Total growth funds (cost: $44,843,000)		43,365
Short-term securities 4.63%
Government Cash Management Fund	2,134,483	2,134
Total short-term securities (cost: $2,134,000)		2,134
Total investment securities 98.68% (cost: $46,977,000)		45,499
Other assets less liabilities 1.32%		608
Net assets 100.00%		$46,107
American Funds Insurance Series — Managed Risk International Fund — Page 144 of 147

Managed Risk Blue Chip
Income and Growth FundSM
Investment portfolio
December 31, 2014
Growth-and-income funds 93.20%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	6,224,439	$91,437
Total growth-and-income funds (cost: $87,162,000)		91,437
Short-term securities 5.54%
Government Cash Management Fund	5,435,970	5,436
Total short-term securities (cost: $5,436,000)		5,436
Total investment securities 98.74% (cost: $92,598,000)		96,873
Other assets less liabilities 1.26%		1,234
Net assets 100.00%		$98,107
American Funds Insurance Series — Managed Risk Blue Chip Income and Growth Fund — Page 145 of 147

Managed Risk Growth-Income FundSM
Investment portfolio
December 31, 2014
Growth-and-income funds 92.94%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	1,334,756	$70,421
Total growth-and-income funds (cost: $68,649,000)		70,421
Short-term securities 6.29%
Government Cash Management Fund	4,764,642	4,765
Total short-term securities (cost: $4,764,000)		4,765
Total investment securities 99.23% (cost: $73,413,000)		75,186
Other assets less liabilities 0.77%		580
Net assets 100.00%		$75,766
American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 146 of 147

Managed Risk Asset Allocation FundSM
Investment portfolio
December 31, 2014
Asset allocation funds 93.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	86,231,073	$1,916,917
Total asset allocation funds (cost: $1,885,280,000)		1,916,917
Short-term securities 6.57%
Government Cash Management Fund	135,125,280	135,125
Total short-term securities (cost: $135,125,000)		135,125
Total investment securities 99.76% (cost: $2,020,405,000)		2,052,042
Other assets less liabilities 0.24%		4,927
Net assets 100.00%		$2,056,969
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
INGEFPX-998-0215O-S42207	American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 147 of 147

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolios (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund (seventeen of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolios (hereafter referred to as "financial statements") are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

February 6, 2015

Global Growth Fund

Summary investment portfolio December 31, 2014

Common stocks 94.45%	Shares	Value (000)
Health care 19.43%
Vertex Pharmaceuticals Inc.[1]	1,693,000	$201,128
Novo Nordisk A/S, Class B2	4,401,000	186,213
Regeneron Pharmaceuticals, Inc.[1]	314,600	129,065
UnitedHealth Group Inc.	960,000	97,046
Merck & Co., Inc.	1,544,000	87,684
Express Scripts Holding Co.[1]	770,000	65,196
Bristol-Myers Squibb Co.	929,600	54,874
Novartis AG2	580,000	53,341
Bayer AG2	349,300	47,753
Hologic, Inc.[1]	1,613,000	43,132
Other securities		116,508
		1,081,940

Information technology 18.67%
ASML Holding NV (New York registered)	647,176	69,785
ASML Holding NV2	624,897	66,949
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	23,380,000	103,170
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	480,000	10,742
Google Inc., Class A1	107,700	57,152
Google Inc., Class C1	107,700	56,693
Alcatel-Lucent[1,2]	22,539,144	80,018
Visa Inc., Class A	263,300	69,037
Microsoft Corp.	1,202,000	55,833
Nintendo Co., Ltd.[2]	535,000	55,758
Alibaba Group Holding Ltd. (ADR)[1]	476,150	49,491
ASM Pacific Technology Ltd.[2]	3,900,000	37,077
Wirecard AG2	825,662	36,420
Other securities		291,852
		1,039,977

Consumer discretionary 18.12%
Amazon.com, Inc.[1]	508,900	157,937
Home Depot, Inc.	1,161,000	121,870
Priceline Group Inc.[1]	104,000	118,582
Walt Disney Co.	683,705	64,398
Toyota Motor Corp.[2]	950,000	59,243
Liberty Global PLC, Class C1	816,465	39,443
Liberty Global PLC, Class A1	327,449	16,440
Industria de Diseño Textil, SA2	1,460,000	41,833
HUGO BOSS AG2	335,500	41,191
Swatch Group Ltd, non-registered shares[2]	64,530	28,654
Swatch Group Ltd[2]	135,500	11,720
CBS Corp., Class B	702,500	38,876
Other securities		268,987
		1,009,174

Financials 14.09%
Moody’s Corp.	1,651,000	158,182
JPMorgan Chase & Co.	1,145,000	71,654
ORIX Corp.[2]	4,990,000	62,380
AIA Group Ltd.[2]	11,202,500	61,686
Bankia, SA1,2	29,520,000	43,764
HSBC Holdings PLC (GBP denominated)[2]	4,320,228	40,828
ICICI Bank Ltd.[2]	6,625,000	36,797
Sumitomo Mitsui Financial Group, Inc.[2]	462,000	16,693
Other securities		292,391
		784,375

48	American Funds Insurance Series

Global Growth Fund

Common stocks	Shares	Value (000)
Industrials 9.21%
AA PLC[1,2]	12,217,000	$66,850
Geberit AG2	150,000	50,975
KONE Oyj, Class B2	880,000	39,968
Other securities		355,130
		512,923

Consumer staples 6.68%
Associated British Foods PLC[2]	1,590,000	77,251
Nestlé SA2	780,000	57,175
Colgate-Palmolive Co.	632,000	43,728
Orion Corp.[2]	43,000	39,548
Other securities		154,142
		371,844

Materials 2.93%
First Quantum Minerals Ltd.	2,669,400	37,934
Other securities		125,098
		163,032

Energy 2.68%
Oil Search Ltd.[2]	4,986,113	32,214
Other securities		117,086
		149,300

Telecommunication services 1.31%
SoftBank Corp.[2]	784,000	46,657
Other securities		26,431
		73,088

Utilities 0.49%
Other securities		27,458

Miscellaneous 0.84%
Other common stocks in initial period of acquisition		46,641

Total common stocks (cost: $3,872,317,000)		5,259,752

Preferred securities 0.07%
Miscellaneous 0.07%
Other preferred securities in initial period of acquisition		3,641

Total preferred securities (cost: $10,355,000)		3,641

Bonds, notes & other debt instruments 0.64%	Principal amount (000)
U.S. Treasury bonds & notes 0.64%
U.S. Treasury 0.64%
Other securities		35,825

Total bonds, notes & other debt instruments (cost: $35,814,000)		35,825

American Funds Insurance Series	49

Global Growth Fund

Short-term securities 4.63%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.05%–0.12% due 1/16/2015–5/6/2015	$42,000	$41,998
Microsoft Corp. 0.10% due 2/10/2015[3]	24,300	24,297
Nordea Bank AB 0.18% due 1/8/2015[3]	38,400	38,399
Sumitomo Mitsui Banking Corp. 0.12%–0.22% due 1/13/2015–1/16/2015[3]	61,100	61,096
Other securities		91,885

Total short-term securities (cost: $257,667,000)		257,675
Total investment securities 99.79% (cost: $4,176,153,000)		5,556,893
Other assets less liabilities 0.21%		11,952

Net assets 100.00%		$5,568,845

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $148,388,000 over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Japanese yen	1/14/2015	JPMorgan Chase	$1,337	¥160,000	$1
Japanese yen	1/15/2015	UBS AG	$1,337	¥160,000	1
Japanese yen	1/16/2015	Bank of America, N.A.	$4,176	¥500,000	1
Japanese yen	1/22/2015	Bank of America, N.A.	$1,346	¥160,000	10
Japanese yen	1/26/2015	Bank of America, N.A.	$13,438	¥1,575,000	286
Japanese yen	2/19/2015	Bank of New York Mellon	$17,747	¥2,050,000	625
Japanese yen	3/4/2015	Bank of America, N.A.	$82,305	¥9,800,000	444
					$1,368

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,548,710,000, which represented 45.77% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $158,787,000, which represented 2.85% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

¥ = Japanese yen

See Notes to Financial Statements

50	American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2014

Common stocks 93.16%	Shares	Value (000)
Consumer discretionary 20.05%
Netflix, Inc.[1]	304,000	$103,849
Lions Gate Entertainment Corp.	2,844,500	91,081
Domino’s Pizza, Inc.	512,000	48,215
Paddy Power PLC[2]	523,300	43,560
Penske Automotive Group, Inc.	812,000	39,845
Melco Crown Entertainment Ltd. (ADR)	1,432,000	36,373
Cedar Fair, LP	687,000	32,859
zooplus AG, non-registered shares[1,2,3]	357,716	28,557
John Wiley & Sons, Inc., Class A	347,500	20,586
Other securities		389,265
		834,190

Health care 18.79%
Synageva BioPharma Corp.[1]	1,326,100	123,049
bluebird bio, Inc.[1]	1,144,159	104,942
athenahealth, Inc.[1]	396,600	57,785
Endo International PLC[1]	798,824	57,611
Illumina, Inc.[1]	289,100	53,362
BioMarin Pharmaceutical Inc.[1]	516,800	46,719
Hikma Pharmaceuticals PLC[2]	1,424,000	43,669
Myriad Genetics, Inc.[1]	1,274,898	43,423
Ultragenyx Pharmaceutical Inc.[1]	836,206	36,693
Kite Pharma, Inc.[1,4]	343,739	19,823
Kite Pharma, Inc.[1]	168,000	9,689
Novadaq Technologies Inc.[1]	1,505,700	25,025
GW Pharmaceuticals PLC (ADR)[1]	358,950	24,294
Other securities		135,577
		781,661

Information technology 14.64%
TriQuint Semiconductor, Inc.[1]	4,084,978	112,541
Palo Alto Networks, Inc.[1]	523,200	64,129
AAC Technologies Holdings Inc.[2]	11,687,100	62,108
Semiconductor Manufacturing International Corp.[1,2]	358,447,500	32,738
Topcon Corp.[2]	1,306,310	27,850
Hamamatsu Photonics KK2	480,300	22,951
Kakaku.com, Inc.[2]	1,510,500	21,716
Other securities		264,919
		608,952

Industrials 13.81%
International Container Terminal Services, Inc.[2]	34,610,000	88,650
AA PLC[1,2]	6,770,800	37,049
Intertek Group PLC[2]	955,000	34,618
ITT Corp.	801,000	32,408
Moog Inc., Class A1	432,100	31,988
Polypore International, Inc.[1]	672,000	31,618
JVM Co., Ltd.[1,2,3]	411,500	22,472
Other securities		295,637
		574,440

Financials 6.45%
SVB Financial Group[1]	257,600	29,900
Kemper Corp.	595,000	21,485
Old Republic International Corp.	1,450,000	21,214
K. Wah International Holdings Ltd.[2]	39,420,410	20,870
Other securities		174,900
		268,369

American Funds Insurance Series	51

Global Small Capitalization Fund

Common stocks (continued)	Shares	Value (000)
Materials 4.41%
PolyOne Corp.	720,168	$27,302
AptarGroup, Inc.	345,500	23,093
OM Group, Inc.	735,000	21,903
Other securities		111,303
		183,601

Energy 4.14%
InterOil Corp.[1]	1,184,235	57,779
Other securities		114,528
		172,307

Consumer staples 3.28%
Puregold Price Club, Inc.[1,2]	37,418,000	32,071
Other securities		104,405
		136,476

Utilities 2.03%
ENN Energy Holdings Ltd.[2]	9,515,700	53,812
Other securities		30,492
		84,304

Telecommunication services 0.63%
Other securities		26,382

Miscellaneous 4.93%
Other common stocks in initial period of acquisition		205,254

Total common stocks (cost: $2,953,292,000)		3,875,936

Rights & warrants 0.00%
Energy 0.00%
Other securities		83

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		53

Total rights & warrants (cost: $506,000)		136

Convertible stocks 0.12%
Health care 0.12%
Other securities		4,961

Total convertible stocks (cost: $3,307,000)		4,961

Bonds, notes & other debt instruments 0.25%	Principal amount (000)
U.S. Treasury bonds & notes 0.25%
U.S. Treasury 0.25%
Other securities		10,130

Total bonds, notes & other debt instruments (cost: $10,126,000)		10,130

52	American Funds Insurance Series

Global Small Capitalization Fund

Short-term securities 6.53%	Principal amount (000)	Value (000)
Abbott Laboratories 0.10% due 2/2/2015[5]	$20,000	$19,999
American Honda Finance Corp. 0.11% due 1/9/2015	27,000	26,999
Sumitomo Mitsui Banking Corp. 0.12%–0.22% due 1/13/2015–1/16/2015[5]	39,000	38,997
Toronto-Dominion Holdings USA Inc. 0.16% due 1/22/2015[5]	30,000	29,998
Victory Receivables Corp. 0.16%–0.19% due 1/12/2015–1/28/2015[5]	49,700	49,696
Other securities		105,989

Total short-term securities (cost: $271,673,000)		271,678
Total investment securities 100.06% (cost: $3,238,904,000)		4,162,841
Other assets less liabilities (0.06)%		(2,297)

Net assets 100.00%		$4,160,544

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $12,323,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 12/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/22/2015	UBS AG	$871	A$1,000	$56
Australian dollars	1/22/2015	Barclays Bank PLC	$814	A$1,000	(1)
Euros	1/8/2015	HSBC Bank	$2,652	€2,114	94
Japanese yen	1/8/2015	UBS AG	$5,973	¥697,000	154
Japanese yen	1/27/2015	UBS AG	$5,115	¥600,000	104
					$407

American Funds Insurance Series	53

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
zooplus AG, non-registered shares[1,2]	357,716	—	—	357,716	$—	$28,557
JVM Co., Ltd.[1,2]	411,500	—	—	411,500	—	22,472
Time Technoplast Ltd.[2]	11,888,000	—	—	11,888,000	88	9,979
Victoria Oil & Gas PLC[1,2]	278,662,420	—	271,695,860	6,966,560	—	7,018
Mauna Kea Technologies SA1,2	881,400	—	—	881,400	—	6,123
Airesis SA1,2	3,294,151	—	62,759	3,231,392	—	4,233
Canadian Overseas Petroleum Ltd.[1]	16,670,000	2,555,000	—	19,225,000	—	1,655
Canadian Overseas Petroleum Ltd. (GBP denominated)[1,2]	—	6,050,000	—	6,050,000	—	448
Canadian Overseas Petroleum Ltd., warrants, expire 2017[1,2]	—	2,555,000	—	2,555,000	—	44
Sylvania Platinum Ltd. (CDI)[1,2]	15,000,000	—	—	15,000,000	—	1,955
Indochine Mining Ltd.[1,2]	58,574,166	34,325,300	19,700,000	73,199,466	—	717
Wildhorse Energy Ltd.[1,2]	16,227,016	—	15,686,116	540,900	—	23
Wildhorse Energy Ltd. (CDI)[1,2]	7,225,777	—	6,984,918	240,859	—	11
Wildhorse Energy Ltd., rights, expire 2015[1,2]	—	2,704,500	—	2,704,500	—	11
Wildhorse Energy Ltd., rights, expire 2015 (GBP denominated)[1,2]	—	1,204,295	—	1,204,295	—	7
Hummingbird Resources PLC[1,2,6]	3,475,000	—	—	3,475,000	—	—
Ultragenyx Pharmaceutical Inc.[1,6]	—	866,206	30,000	836,206	—	—
Ultragenyx Pharmaceutical Inc., Series B, convertible preferred[6]	1,904,544	—	1,904,544	—	134	—
					$222	$83,253

54	American Funds Insurance Series

Global Small Capitalization Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,668,893,000, which represented 40.11% of the net assets of the fund. This amount includes $1,650,402,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $203,818,000, which represented 4.90% of the net assets of the fund.
[6]	Unaffiliated issuer at 12/31/2014.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date(s)	(000)	(000)	assets
Kite Pharma, Inc.	4/24/2014–6/24/2014	$5,259	$19,823	.48%
Other private placement securities	6/10/2014	3,307	4,961	.12
Total private placement securities		$8,566	$24,784	.60%

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

A$ = Australian dollars

€ = Euros

GBP = British pounds

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series	55

Growth Fund

Summary investment portfolio December 31, 2014

Common stocks 95.50%	Shares	Value (000)
Consumer discretionary 18.78%
Amazon.com, Inc.[1]	2,648,216	$821,874
Home Depot, Inc.	6,320,000	663,410
Comcast Corp., Class A	9,555,000	554,286
Twenty-First Century Fox, Inc., Class A	9,540,000	366,384
Tiffany & Co.	2,389,000	255,289
Johnson Controls, Inc.	3,099,100	149,810
NIKE, Inc., Class B	1,530,000	147,109
Other securities		1,318,041
		4,276,203

Information technology 18.78%
ASML Holding NV (New York registered)	3,444,016	371,368
ASML Holding NV2	1,808,186	193,723
Microsoft Corp.	11,590,000	538,355
Google Inc., Class C1	511,000	268,991
Google Inc., Class A1	423,000	224,469
Visa Inc., Class A	1,083,000	283,963
LinkedIn Corp., Class A1	1,235,000	283,692
Apple Inc.	2,500,000	275,950
Facebook, Inc., Class A1	3,282,685	256,115
Avago Technologies Ltd.	1,816,000	182,671
salesforce.com, inc.[1]	2,880,000	170,813
Other securities		1,224,291
		4,274,401

Health care 17.05%
Express Scripts Holding Co.[1]	4,668,208	395,257
Incyte Corp.[1]	5,340,000	390,407
UnitedHealth Group Inc.	3,510,000	354,826
Regeneron Pharmaceuticals, Inc.[1]	847,600	347,728
Vertex Pharmaceuticals Inc.[1]	2,680,000	318,384
Centene Corp.[1]	2,288,500	237,661
Hologic, Inc.[1]	7,913,000	211,594
Edwards Lifesciences Corp.[1]	1,285,400	163,734
Biogen Idec Inc.[1]	445,500	151,225
Agios Pharmaceuticals, Inc.[1]	1,255,126	140,624
Other securities		1,170,557
		3,881,997

Financials 12.97%
Wells Fargo & Co.	10,751,096	589,375
Berkshire Hathaway Inc., Class A1	1,630	368,380
American Express Co.	3,000,000	279,120
Capital One Financial Corp.	2,580,000	212,979
Legal & General Group PLC[2]	45,158,246	173,445
Onex Corp.	2,523,500	146,527
Other securities		1,181,773
		2,951,599

Industrials 9.20%
American Airlines Group Inc.	5,525,000	296,306
Boeing Co.	2,250,000	292,455
Oshkosh Corp.[3]	4,947,000	240,672
United Continental Holdings, Inc.[1]	3,200,700	214,095
Union Pacific Corp.	1,500,000	178,695
Rockwell Collins, Inc.	1,775,000	149,952
Other securities		721,139
		2,093,314

56	American Funds Insurance Series

Growth Fund

Common stocks	Shares	Value (000)
Energy 8.05%
Noble Energy, Inc.	4,510,000	$213,909
Concho Resources Inc.[1]	2,065,000	205,984
Suncor Energy Inc.	5,502,090	174,752
FMC Technologies, Inc.[1]	3,400,000	159,256
Pioneer Natural Resources Co.	935,000	139,175
Other securities		938,931
		1,832,007

Consumer staples 7.32%
Costco Wholesale Corp.	2,580,000	365,715
Coca-Cola Co.	4,670,000	197,168
Philip Morris International Inc.	2,280,000	185,706
PepsiCo, Inc.	1,715,000	162,171
Other securities		754,905
		1,665,665

Materials 2.17%
Potash Corp. of Saskatchewan Inc.	4,000,000	141,280
Other securities		352,741
		494,021

Other 0.36%
Other securities		83,427

Miscellaneous 0.82%
Other common stocks in initial period of acquisition		186,562

Total common stocks (cost: $14,434,935,000)		21,739,196

Preferred securities 0.00%
Miscellaneous 0.00%
Other preferred securities in initial period of acquisition		827

Total preferred securities (cost: $2,353,000)		827

Rights & warrants 0.08%
Energy 0.08%
Other securities		17,417

Total rights & warrants (cost: $17,736,000)		17,417

Short-term securities 4.47%	Principal amount (000)
Apple Inc. 0.11% due 1/9/2015[4]	$18,500	18,500
Coca-Cola Co. 0.25% due 7/13/2015[4]	55,000	54,935
Federal Farm Credit Banks 0.08%–0.12% due 5/20/2015–7/28/2015	138,600	138,530
Federal Home Loan Bank 0.05%–0.17% due 1/16/2015–8/18/2015	430,381	430,249
Google Inc. 0.09%–0.15% due 2/25/2015–3/24/2015[4]	38,400	38,392
Other securities		335,829

Total short-term securities (cost: $1,016,410,000)		1,016,435
Total investment securities 100.05% (cost: $15,471,434,000)		22,773,875
Other assets less liabilities (0.05)%		(10,910)

Net assets 100.00%		$22,762,965

American Funds Insurance Series	57

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
Oshkosh Corp.	4,947,000	—	—	4,947,000	$3,067	$240,672
KGen Power Corp.[1,2,5]	3,166,128	—	—	3,166,128	—	886
					$3,067	$241,558

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,832,419,000, which represented 8.05% of the net assets of the fund. This amount includes $1,809,130,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $207,006,000, which represented .91% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date(s)	(000)	(000)	assets
KGen Power Corp.	12/19/2006	$—	$886	.00%
Other private placement securities	6/21/2011–11/24/2014	62,124	13,352	.06
Total private placement securities		$62,124	$14,238	.06%

See Notes to Financial Statements

58	American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2014

Common stocks 92.68%	Shares	Value (000)
Financials 19.59%
AIA Group Ltd.[1]	34,668,700	$190,902
Axis Bank Ltd.[1]	22,781,004	179,974
Barclays PLC[1]	37,251,875	140,048
Prudential PLC[1]	4,688,265	107,887
HDFC Bank Ltd.[1]	5,164,608	77,452
Credit Suisse Group AG1	2,879,624	72,189
Sun Hung Kai Properties Ltd.[1]	4,412,783	66,728
UniCredit SpA[1]	10,059,241	64,113
Housing Development Finance Corp. Ltd.[1]	3,333,000	59,628
Henderson Land Development Co. Ltd.[1]	8,419,450	58,443
BNP Paribas SA1	966,046	56,769
Commerzbank AG, non-registered shares[1,2]	4,267,872	56,697
Other securities		380,293
		1,511,123

Consumer discretionary 15.11%
Volkswagen AG, nonvoting preferred[1]	492,162	109,935
Numericable Group SA, non-registered shares[1,2]	2,011,856	99,205
Sands China Ltd.[1]	16,642,000	80,943
Altice SA1,2	1,014,127	80,027
Toyota Motor Corp.[1]	876,200	54,640
Melco Crown Entertainment Ltd. (ADR)	1,985,000	50,419
Other securities		689,929
		1,165,098

Health care 14.05%
Novartis AG1	3,642,900	335,028
Bayer AG1	1,819,055	248,682
Novo Nordisk A/S, Class B1	2,309,340	97,712
Grifols, SA, Class B, non-registered shares[1]	1,735,509	58,951
Grifols, SA, Class A, non-registered shares[1]	440,500	17,535
Grifols, SA, Class B (ADR)	396,845	13,489
Fresenius SE & Co. KGaA[1]	1,381,806	72,158
UCB SA1	900,000	68,301
Merck KGaA[1]	620,000	58,817
Other securities		112,739
		1,083,412

Information technology 11.49%
Baidu, Inc., Class A (ADR)[2]	790,000	180,096
Samsung Electronics Co. Ltd.[1]	137,640	165,450
Murata Manufacturing Co., Ltd.[1]	757,100	82,701
ASML Holding NV1	617,834	66,192
Tencent Holdings Ltd.[1]	4,262,500	61,160
Gemalto NV1	709,453	57,952
Other securities		272,339
		885,890

Industrials 11.01%
Ryanair Holdings PLC (ADR)[2]	1,654,800	117,937
SMC Corp.[1]	440,100	114,605
Jardine Matheson Holdings Ltd.[1]	1,217,600	74,092
Legrand SA1	1,180,000	61,772
Airbus Group NV1	1,140,514	56,646
KONE Oyj, Class B1	1,211,900	55,042
Other securities		368,739
		848,833

American Funds Insurance Series	59

International Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 5.79%
Nestlé SA1	1,836,700	$134,633
Pernod Ricard SA1	840,200	93,159
Associated British Foods PLC[1]	1,443,588	70,138
Other securities		148,840
		446,770

Materials 3.98%
Syngenta AG1	189,900	60,977
Other securities		245,630
		306,607

Utilities 3.46%
Power Grid Corp. of India Ltd.[1]	68,214,040	148,711
ENN Energy Holdings Ltd.[1]	9,758,000	55,182
Other securities		62,641
		266,534

Telecommunication services 2.96%
SoftBank Corp.[1]	2,175,700	129,481
MTN Group Ltd.[1]	2,712,400	51,473
Other securities		47,616
		228,570

Energy 2.79%
Royal Dutch Shell PLC, Class B1	1,730,000	59,432
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	461,000	15,281
Other securities		140,792
		215,505

Miscellaneous 2.45%
Other common stocks in initial period of acquisition		188,732

Total common stocks (cost: $5,674,301,000)		7,147,074

Bonds, notes & other debt instruments 0.62%	Principal amount (000)
U.S. Treasury bonds & notes 0.55%
U.S. Treasury 0.55%
Other securities		42,336

Bonds & notes of governments outside the U.S. 0.07%
Other securities		5,954

Total bonds, notes & other debt instruments (cost: $48,208,000)		48,290

Short-term securities 6.38%
American Honda Finance Corp. 0.11% due 2/9/2015	$51,600	51,592
Bank of Nova Scotia 0.17%–0.18% due 1/13/2015–1/26/2015[3]	91,600	91,595
Federal Home Loan Bank 0.09%–0.10% due 2/18/2015–4/17/2015	65,600	65,596
Mizuho Funding LLC 0.19%–0.21% due 1/5/2015–2/17/2015[3]	73,500	73,487
Other securities		209,647

Total short-term securities (cost: $491,905,000)		491,917
Total investment securities 99.68% (cost: $6,214,414,000)		7,687,281
Other assets less liabilities 0.32%		24,573

Net assets 100.00%		$7,711,854

60	American Funds Insurance Series

International Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $0, an aggregate cost of $138,000, and which represented less than .01% of the net assets of the fund) were acquired from 2/11/1998 to 8/31/1998 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $196,648,000 over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/22/2015	UBS AG	$6,095	A$7,000	$ 390
Euros	1/7/2015	Bank of America, N.A.	$22,483	€18,000	700
Euros	1/23/2015	Bank of America, N.A.	$2,108	€1,694	58
Japanese yen	1/8/2015	UBS AG	$13,069	¥1,525,000	336
Japanese yen	1/9/2015	Barclays Bank PLC	$117,678	¥13,846,000	2,073
Japanese yen	1/16/2015	Barclays Bank PLC	$19,022	¥2,250,000	235
Swiss francs	1/14/2015	Citibank	$11,274	CHF10,900	309
					$4,101

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $6,549,203,000, which represented 84.92% of the net assets of the fund. This amount includes $6,542,173,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $303,632,000, which represented 3.94% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts

A$ = Australian dollars

CHF = Swiss francs

€ = Euros

GBP = British pounds

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series	61

New World Fund

Summary investment portfolio December 31, 2014

Common stocks 75.75%	Shares	Value (000)
Information technology 13.41%
Alcatel-Lucent[1,2]	16,426,961	$58,319
Baidu, Inc., Class A (ADR)[1]	184,700	42,106
Google Inc., Class A1	37,400	19,847
Google Inc., Class C1	37,400	19,687
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	5,322,000	23,485
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	540,000	12,085
Murata Manufacturing Co., Ltd.[2]	301,000	32,879
Infosys Ltd.[2]	798,222	24,826
Cognizant Technology Solutions Corp., Class A1	435,000	22,907
Other securities		89,970
		346,111

Financials 12.85%
ICICI Bank Ltd.[2]	5,603,830	31,125
ICICI Bank Ltd. (ADR)	1,000,000	11,550
AEON Financial Service Co., Ltd.[2]	1,740,000	34,016
Citigroup Inc.	560,000	30,302
Fibra Uno Administración, SA de CV	9,301,578	27,412
Housing Development Finance Corp. Ltd.[2]	1,353,000	24,205
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	2,230,000	23,103
American Tower Corp.	225,000	22,241
Other securities		127,901
		331,855

Consumer discretionary 12.33%
Naspers Ltd., Class N2	309,919	39,901
Domino’s Pizza, Inc.	418,000	39,363
Ctrip.com International, Ltd. (ADR)[1]	718,500	32,692
Maruti Suzuki India Ltd.[2]	519,500	27,311
Toyota Motor Corp.[2]	398,900	24,876
Arcos Dorados Holdings Inc., Class A	4,289,656	23,207
Zee Entertainment Enterprises Ltd.[2]	3,832,000	23,011
Melco International Development Ltd.[2]	8,155,000	17,854
Other securities		90,068
		318,283

Consumer staples 8.80%
LT Group, Inc.[2]	104,395,900	28,302
Pernod Ricard SA2	208,900	23,162
Lenta Ltd. (GDR)[1,2]	3,267,900	22,088
ITC Ltd.[2]	3,715,000	21,630
Nestlé SA2	293,696	21,528
Magnit OJSC (GDR)[2]	388,100	17,501
Other securities		92,972
		227,183

Health care 6.84%
Novo Nordisk A/S, Class B2	1,035,600	43,818
Novartis AG2	280,500	25,797
Novartis AG (ADR)	134,000	12,416
Other securities		94,440
		176,471

Energy 6.70%
Reliance Industries Ltd.[2]	3,042,302	42,796
Royal Dutch Shell PLC, Class B2	600,000	20,612
Royal Dutch Shell PLC, Class B (ADR)	95,000	6,608
InterOil Corp.[1]	518,000	25,273
Oil Search Ltd.[2]	2,716,613	17,551
Other securities		60,172
		173,012

62	American Funds Insurance Series

New World Fund

Common stocks	Shares	Value (000)
Industrials 4.12%
Cummins Inc.	198,000	$28,546
Airbus Group NV2	431,929	21,453
ASSA ABLOY AB, Class B2	330,886	17,486
Other securities		38,958
		106,443

Telecommunication services 2.76%
Reliance Communications Ltd.[1,2]	23,578,631	29,696
Other securities		41,605
		71,301

Materials 1.92%
First Quantum Minerals Ltd.	1,297,000	18,431
Other securities		31,129
		49,560

Utilities 1.57%
Other securities		40,484

Miscellaneous 4.45%
Other common stocks in initial period of acquisition		114,856

Total common stocks (cost: $1,833,406,000)		1,955,559

Preferred securities 0.04%
Consumer discretionary 0.04%
Other securities		1,083

Total preferred securities (cost: $570,000)		1,083

Bonds, notes & other debt instruments 7.38%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 5.79%
Other securities		149,444

Corporate bonds & notes 0.92%
Other 0.92%
Other securities		23,676

U.S. Treasury bonds & notes 0.67%
U.S. Treasury 0.67%
U.S. Treasury 4.00% 2015	$17,200	17,281

Total bonds, notes & other debt instruments (cost: $193,381,000)		190,401

Short-term securities 16.83%
CAFCO, LLC 0.12% due 1/16/2015	25,000	24,999
Chevron Corp. 0.11%–0.14% due 2/9/2015–4/14/2015[3]	40,000	39,984
Fannie Mae 0.05%–0.09% due 1/20/2015–5/4/2015	45,782	45,778
Federal Home Loan Bank 0.05%–0.11% due 1/16/2015–2/6/2015	109,600	109,598
Intel Corp. 0.14% due 1/14/2015	20,000	19,999
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 1/9/2015[3]	10,000	10,000
Province of Ontario 0.10% due 2/13/2015	40,000	39,996

American Funds Insurance Series	63

New World Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Svenska Handelsbanken Inc. 0.20% due 2/20/2015[3]	$20,000	$19,996
Victory Receivables Corp. 0.17%–0.19% due 1/16/2015–1/28/2015[3]	60,000	59,995
Other securities		64,196

Total short-term securities (cost: $434,535,000)		434,541
Total investment securities 100.00% (cost: $2,461,892,000)		2,581,584
Other assets less liabilities (0.00)%		(106)

Net assets 100.00%		$2,581,478

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $33,229,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 12/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Brazilian reais	1/12/2015	Citibank	$3,304	BRL8,700	$ 42
Brazilian reais	1/16/2015	UBS AG	$1,192	BRL3,214	(12)
Colombian pesos	1/16/2015	Citibank	$757	COP1,742,013	24
Colombian pesos	1/23/2015	UBS AG	$3,501	COP8,524,500	(83)
Colombian pesos	1/27/2015	Barclays Bank PLC	$1,127	COP2,715,850	(15)
Euros	1/12/2015	HSBC Bank	$62	€50	2
Euros	1/14/2015	JPMorgan Chase	$999	€800	31
Euros	1/14/2015	Bank of America, N.A.	$739	€600	12
Euros	1/15/2015	Bank of America, N.A.	$545	€440	12
Hungarian forints	1/15/2015	HSBC Bank	$1,176	HUF291,600	61
Indonesian rupiah	1/8/2015	JPMorgan Chase	$575	IDR7,094,950	3
Indonesian rupiah	1/12/2015	Citibank	$383	IDR4,714,400	3
Indonesian rupiah	1/12/2015	JPMorgan Chase	$220	IDR2,737,400	(1)
Japanese yen	1/7/2015	UBS AG	$1,032	¥121,900	14
Japanese yen	1/15/2015	UBS AG	$526	¥63,000	— [4]
Japanese yen	1/22/2015	Bank of America, N.A.	$1,287	¥153,000	9
Mexican pesos	1/13/2015	UBS AG	$2,668	MXN36,300	210
Mexican pesos	1/22/2015	HSBC Bank	$554	MXN8,210	(2)
Philippine pesos	1/12/2015	Barclays Bank PLC	$2,064	PHP92,650	(6)
Russian rubles	1/13/2015	Citibank	$598	RUB28,600	131
Russian rubles	1/16/2015	JPMorgan Chase	$1,047	RUB56,975	118
Turkish lira	1/12/2015	Citibank	$371	TRY850	8
Turkish lira	1/15/2015	UBS AG	$218	TRY500	5
					$566

64	American Funds Insurance Series

New World Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,265,473,000, which represented 49.02% of the net assets of the fund. This amount includes $1,259,886,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $223,945,000, which represented 8.68% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

BRL = Brazilian reais

COP = Colombian pesos

€ = Euros

HUF = Hungarian forints

IDR = Indonesian rupiah

¥ = Japanese yen

MXN = Mexican pesos

PHP = Philippine pesos

RUB = Russian rubles

TRY = Turkish lira

See Notes to Financial Statements

American Funds Insurance Series	65

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2014

Common stocks 96.20%	Shares	Value (000)
Health care 16.59%
Amgen Inc.	2,694,600	$429,223
Gilead Sciences, Inc.[1]	3,197,735	301,418
AbbVie Inc.	1,664,800	108,944
Medtronic, Inc.	1,375,000	99,275
Teva Pharmaceutical Industries Ltd. (ADR)	1,202,000	69,127
Bristol-Myers Squibb Co.	1,125,000	66,409
Novartis AG (ADR)	708,500	65,650
Other securities		66,662
		1,206,708

Industrials 15.00%
Precision Castparts Corp.	706,000	170,061
General Dynamics Corp.	1,060,900	146,001
CSX Corp.	3,372,000	122,168
United Parcel Service, Inc., Class B	850,000	94,494
Union Pacific Corp.	750,000	89,347
Cummins Inc.	473,100	68,207
Norfolk Southern Corp.	592,800	64,977
Illinois Tool Works Inc.	650,000	61,555
General Electric Co.	2,400,000	60,648
United Technologies Corp.	500,000	57,500
Other securities		155,613
		1,090,571

Information technology 13.49%
Apple Inc.	1,642,377	181,285
Western Union Co.	8,225,000	147,310
Texas Instruments Inc.	2,630,000	140,613
Cisco Systems, Inc.	5,015,000	139,492
Oracle Corp.	2,395,000	107,703
Microsoft Corp.	1,400,000	65,030
International Business Machines Corp.	330,000	52,945
Other securities		146,319
		980,697

Consumer staples 10.84%
Altria Group, Inc.	4,654,000	229,303
Philip Morris International Inc.	2,497,400	203,413
Kraft Foods Group, Inc.	1,076,666	67,464
Kimberly-Clark Corp.	500,000	57,770
Mondelez International, Inc.	1,580,000	57,394
Coca-Cola Co.	1,250,000	52,775
Other securities		120,100
		788,219

Telecommunication services 8.90%
Verizon Communications Inc.	7,491,339	350,445
CenturyLink, Inc.	4,908,135	194,264
AT&T Inc.	3,060,000	102,785
		647,494

Consumer discretionary 7.99%
Johnson Controls, Inc.	3,546,000	171,414
General Motors Co.	3,625,000	126,549
Darden Restaurants, Inc.	2,045,000	119,898
Las Vegas Sands Corp.	1,234,000	71,769
Other securities		91,779
		581,409

66	American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks	Shares	Value (000)
Utilities 7.55%
Exelon Corp.	5,913,000	$219,254
FirstEnergy Corp.	3,544,200	138,188
PG&E Corp.	2,413,000	128,468
Other securities		63,405
		549,315

Energy 5.16%
Canadian Natural Resources, Ltd.	4,221,000	130,345
Cabot Oil & Gas Corp.	3,129,000	92,650
Royal Dutch Shell PLC, Class B (ADR)	750,000	52,170
Exxon Mobil Corp.	546,300	50,505
Other securities		49,813
		375,483

Materials 2.98%
Praxair, Inc.	688,000	89,137
Vale SA, Class A, preferred nominative (ADR)	7,002,000	50,835
Other securities		76,783
		216,755

Financials 2.78%
JPMorgan Chase & Co.	1,870,000	117,025
American International Group, Inc.	998,000	55,898
Other securities		29,223
		202,146

Miscellaneous 4.92%
Other common stocks in initial period of acquisition		357,685

Total common stocks (cost: $5,089,072,000)		6,996,482

Short-term securities 3.51%	Principal amount (000)
ExxonMobil Corp. 0.08% due 1/27/2015	$24,100	24,098
Freddie Mac 0.06%–0.10% due 2/5/2015–5/6/2015	54,100	54,093
Jupiter Securitization Co., LLC 0.27% due 4/27/2015[2]	10,000	9,993
Kimberly-Clark Corp. 0.12% due 1/14/2015[2]	15,000	14,999
Other securities		151,881

Total short-term securities (cost: $255,056,000)		255,064
Total investment securities 99.71% (cost: $5,344,128,000)		7,251,546
Other assets less liabilities 0.29%		21,338

Net assets 100.00%		$7,272,884

American Funds Insurance Series	67

Blue Chip Income and Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $106,984,000, which represented 1.47% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

68	American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2014

Common stocks 95.00%	Shares	Value (000)
Financials 21.91%
AXA SA1	1,834,360	$42,367
CME Group Inc., Class A	365,500	32,402
Wells Fargo & Co.	445,000	24,395
Banco Santander, SA1,2	2,746,403	22,965
ICICI Bank Ltd. (ADR)	1,575,000	18,191
Suncorp Group Ltd.[1]	1,495,191	17,038
Sun Hung Kai Properties Ltd.[1]	1,094,201	16,546
JPMorgan Chase & Co.	255,000	15,958
Oaktree Capital Group, LLC	285,000	14,772
Shinsei Bank, Ltd.[1]	8,060,000	14,071
McGraw Hill Financial, Inc.	145,500	12,947
Other securities		181,616
		413,268

Consumer discretionary 12.38%
D.R. Horton, Inc.	1,000,000	25,290
Carnival Corp., units	475,000	21,532
Home Depot, Inc.	178,000	18,685
HUGO BOSS AG1	150,000	18,416
Amazon.com, Inc.[2]	49,400	15,331
Comcast Corp., Class A	255,000	14,792
Toll Brothers, Inc.[2]	400,000	13,708
Twenty-First Century Fox, Inc., Class A	335,000	12,866
Other securities		92,895
		233,515

Information technology 11.99%
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	12,460,800	54,986
Microsoft Corp.	922,000	42,827
Cisco Systems, Inc.	920,000	25,590
Google Inc., Class C2	23,850	12,555
Google Inc., Class A2	18,400	9,764
ASM Pacific Technology Ltd.[1]	1,477,000	14,042
Avago Technologies Ltd.	125,000	12,573
Other securities		53,820
		226,157

Industrials 11.95%
United Continental Holdings, Inc.[2]	500,000	33,445
Lockheed Martin Corp.	150,000	28,886
Geberit AG1	60,000	20,390
Meggitt PLC[1]	2,519,290	20,138
Abertis Infraestructuras, SA, Class A1	969,750	19,158
Masco Corp.	700,000	17,640
Airbus Group NV1	284,000	14,105
Other securities		71,602
		225,364

Health care 10.86%
Merck & Co., Inc.	1,233,900	70,073
Novartis AG1	349,000	32,097
Vertex Pharmaceuticals Inc.[2]	238,877	28,379
Pfizer Inc.	451,000	14,049
Other securities		60,252
		204,850

American Funds Insurance Series	69

Global Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Telecommunication services 7.01%
Orange[1]	1,970,000	$33,502
MTN Group Ltd.[1]	1,100,000	20,874
AT&T Inc.	525,000	17,635
TalkTalk Telecom Group PLC[1]	3,704,000	17,405
Globe Telecom, Inc.[1]	399,695	15,349
Other securities		27,584
		132,349

Consumer staples 6.15%
British American Tobacco PLC[1]	338,500	18,392
Philip Morris International Inc.	175,000	14,254
Other securities		83,310
		115,956

Materials 5.13%
Potash Corp. of Saskatchewan Inc.	841,000	29,704
Newmont Mining Corp.	1,000,000	18,900
Dow Chemical Co.	335,000	15,279
Other securities		32,950
		96,833

Utilities 4.24%
Exelon Corp.	500,000	18,540
EDP - Energias de Portugal, SA1	4,220,000	16,320
NRG Yield, Inc., Class A	337,800	15,924
Other securities		29,278
		80,062

Energy 3.38%
Other securities		63,741

Total common stocks (cost: $1,482,814,000)		1,792,095

Preferred securities 0.02%
Consumer discretionary 0.02%
Other securities		458

Total preferred securities (cost: $256,000)		458

Rights & warrants 0.01%
Financials 0.01%
Other securities		129

Total rights & warrants (cost: $0)		129

70	American Funds Insurance Series

Global Growth and Income Fund

Convertible bonds 0.06%	Principal amount (000)	Value (000)
Consumer discretionary 0.06%
Other securities		$1,111

Total convertible bonds (cost: $927,000)		1,111

Bonds, notes & other debt instruments 0.75%
U.S. Treasury bonds & notes 0.38%
U.S. Treasury 0.38%
Other securities		7,210

Corporate bonds & notes 0.37%
Other 0.37%
Other securities		6,854

Total bonds, notes & other debt instruments (cost: $16,339,000)		14,064

Short-term securities 3.52%
Mitsubishi UFJ Trust and Banking Corp. 0.16% due 1/15/2015[3]	$29,100	29,098
Mizuho Funding LLC 0.19% due 1/5/2015[3]	15,500	15,500
Other securities		21,892

Total short-term securities (cost: $66,489,000)		66,490
Total investment securities 99.36% (cost: $1,566,825,000)		1,874,347
Other assets less liabilities 0.64%		12,004

Net assets 100.00%		$1,886,351

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $21,353,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Sales:
Australian dollars	1/12/2015	Citibank	$3,176	A$3,840	$ 44
Euros	1/12/2015	Citibank	$7,835	€6,300	210
Japanese yen	1/13/2015	JPMorgan Chase	$10,610	¥1,150,000	1,009
Japanese yen	1/14/2015	JPMorgan Chase	$54	¥6,500	—	[4]
Japanese yen	1/15/2015	UBS AG	$54	¥6,500	—	[4]
Japanese yen	1/16/2015	Bank of America, N.A.	$1,754	¥210,000	1
Japanese yen	1/22/2015	Bank of America, N.A.	$55	¥6,500	—	[4]
					$1,264

American Funds Insurance Series	71

Global Growth and Income Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2014 (000)
Rickmers Maritime[1]	54,840,000	—	—	54,840,000	$1,316	$11,584

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $817,501,000, which represented 43.34% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $45,178,000, which represented 2.39% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviation and symbols

ADR = American Depositary Receipts

A$ = Australian dollars

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

72	American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2014

Common stocks 91.60%	Shares	Value (000)
Health care 17.32%
Amgen Inc.	5,356,100	$853,173
Gilead Sciences, Inc.[1]	7,759,200	731,382
Alexion Pharmaceuticals, Inc.[1]	1,590,000	294,198
Express Scripts Holding Co.[1]	2,600,309	220,168
Stryker Corp.	2,185,011	206,112
Merck & Co., Inc.	3,626,080	205,925
UnitedHealth Group Inc.	1,766,396	178,565
Illumina, Inc.[1]	948,000	174,982
Humana Inc.	1,193,600	171,437
Edwards Lifesciences Corp.[1]	1,193,900	152,079
Other securities		1,206,229
		4,394,250

Information technology 16.43%
Texas Instruments Inc.	12,199,259	652,233
Google Inc., Class A1	606,000	321,580
Google Inc., Class C1	577,600	304,049
Oracle Corp.	10,356,500	465,732
Microsoft Corp.	8,090,000	375,781
Yahoo! Inc.[1]	5,038,000	254,469
Apple Inc.	2,246,300	247,947
Accenture PLC, Class A	2,068,500	184,738
Intuit Inc.	1,989,400	183,403
Other securities		1,178,124
		4,168,056

Consumer discretionary 13.03%
Amazon.com, Inc.[1]	1,898,800	589,293
Home Depot, Inc.	3,200,000	335,904
Time Warner Inc.	3,525,000	301,105
Comcast Corp., Class A	3,962,500	229,865
Comcast Corp., Class A, special nonvoting shares	1,000,000	57,565
General Motors Co.	6,952,256	242,703
Royal Caribbean Cruises Ltd.	1,983,000	163,459
Other securities		1,385,260
		3,305,154

Industrials 9.51%
CSX Corp.	8,124,200	294,340
General Dynamics Corp.	1,909,300	262,758
Precision Castparts Corp.	969,800	233,605
Nielsen NV	4,401,039	196,859
Waste Management, Inc.	3,138,000	161,042
Other securities		1,263,476
		2,412,080

Financials 7.87%
Crown Castle International Corp.	2,808,200	221,005
State Street Corp.	2,534,500	198,958
Marsh & McLennan Companies, Inc.	3,426,100	196,110
JPMorgan Chase & Co.	2,455,300	153,653
Other securities		1,227,099
		1,996,825

Materials 6.80%
Celanese Corp., Series A	5,930,400	355,587
Dow Chemical Co.	6,573,500	299,817
Monsanto Co.	1,980,243	236,580
Other securities		831,540
		1,723,524

American Funds Insurance Series	73

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Energy 6.65%
ConocoPhillips	3,334,460	$230,278
EOG Resources, Inc.	2,341,300	215,563
Royal Dutch Shell PLC, Class A (ADR)	3,016,000	201,921
Schlumberger Ltd.	2,055,000	175,518
Other securities		863,211
		1,686,491

Consumer staples 6.42%
Philip Morris International Inc.	4,627,444	376,905
Altria Group, Inc.	4,050,700	199,578
Coca-Cola Co.	4,708,400	198,789
CVS/Caremark Corp.	1,670,000	160,838
Other securities		691,493
		1,627,603

Telecommunication services 1.61%
Verizon Communications Inc.	6,731,501	314,900
Other securities		93,754
		408,654

Utilities 0.97%
Sempra Energy	1,455,000	162,029
Other securities		83,936
		245,965

Miscellaneous 4.99%
Other common stocks in initial period of acquisition		1,265,338

Total common stocks (cost: $15,610,703,000)		23,233,940

Rights & warrants 0.02%
Consumer discretionary 0.02%
Other securities		3,633

Total rights & warrants (cost: $3,908,000)		3,633

Convertible stocks 0.04%
Financials 0.04%
Other securities		9,007

Total convertible stocks (cost: $6,000,000)		9,007

Convertible bonds 0.12%	Principal amount (000)
Information technology 0.12%
Other securities		30,961

Total convertible bonds (cost: $27,669,000)		30,961

Bonds, notes & other debt instruments 0.17%
Corporate bonds & notes 0.11%
Other 0.11%
Other securities		27,682

U.S. Treasury bonds & notes 0.06%
U.S. Treasury 0.06%
Other securities		14,935

Total bonds, notes & other debt instruments (cost: $40,155,000)		42,617

74	American Funds Insurance Series

Growth-Income Fund

Short-term securities 8.10%	Principal amount (000)	Value (000)
Apple Inc. 0.13% due 1/8/2015[2]	$17,200	$17,200
Coca-Cola Co. 0.10%–0.19% due 1/15/2015–5/8/2015[2]	117,800	117,760
Fannie Mae 0.07%–0.15% due 3/2/2015–10/5/2015	183,900	183,795
Federal Home Loan Bank 0.05%–0.17% due 1/14/2015–10/5/2015	585,200	585,112
Freddie Mac 0.09%–0.17% due 1/6/2015–11/3/2015	321,800	321,632
Other securities		830,643

Total short-term securities (cost: $2,056,061,000)		2,056,142
Total investment securities 100.05% (cost: $17,744,496,000)		25,376,300
Other assets less liabilities (0.05)%		(12,752)

Net assets 100.00%		$25,363,548

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,838,773,000, which represented 7.25% of the net assets of the fund. This amount includes $1,759,866,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. One of the securities in “Other securities” (with a value of $9,007,000, a cost of $6,000,000, and which represented .04% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $698,638,000, which represented 2.75% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	75

International Growth and Income Fund

Summary investment portfolio December 31, 2014

Common stocks 90.06%	Shares	Value (000)
Financials 23.43%
Prudential PLC[1]	1,049,574	$24,153
Aviva PLC[1]	2,081,000	15,593
Wharf (Holdings) Ltd.[1]	2,071,000	14,872
Siam Commercial Bank PCL[1]	2,665,000	14,724
Barclays PLC[1]	3,872,500	14,559
BNP Paribas SA1	233,700	13,733
St. James’s Place PLC[1]	1,048,000	13,170
Cheung Kong (Holdings) Ltd.[1]	610,000	10,179
Banco Bilbao Vizcaya Argentaria, SA1	635,533	5,981
Banco Bilbao Vizcaya Argentaria, SA (ADR)	320,944	3,014
Axis Bank Ltd.[1]	906,000	7,158
Mitsubishi UFJ Financial Group, Inc.[1]	1,205,000	6,605
Toronto-Dominion Bank	113,000	5,399
Other securities		87,074
		236,214

Utilities 12.75%
EDP - Energias de Portugal, SA1	8,130,084	31,443
SSE PLC[1]	1,056,225	26,516
Fortum Oyj[1]	865,793	18,709
National Grid PLC[1]	1,044,870	14,895
ENDESA, SA1	650,236	12,915
Power Assets Holdings Ltd.[1]	1,013,000	9,786
PT Perusahaan Gas Negara (Persero) Tbk[1]	15,009,239	7,230
Other securities		7,034
		128,528

Consumer discretionary 12.30%
H & M Hennes & Mauritz AB, Class B1	460,700	19,111
HUGO BOSS AG1	84,900	10,423
Numericable Group SA, non-registered shares[1,2]	210,435	10,377
L’Occitane International SA1	2,840,000	7,147
Other securities		76,912
		123,970

Consumer staples 10.81%
Philip Morris International Inc.	348,000	28,345
British American Tobacco PLC[1]	292,400	15,887
Imperial Tobacco Group PLC[1]	317,000	13,882
Japan Tobacco Inc.[1]	396,600	10,890
CALBEE, Inc.[1]	284,400	9,818
Nestlé SA1	124,000	9,089
Other securities		21,093
		109,004

Health care 10.60%
Novartis AG1	393,870	36,223
Glenmark Pharmaceuticals Ltd.[1]	1,180,000	14,351
Orion Oyj, Class B1	429,600	13,337
Sonic Healthcare Ltd.[1]	618,000	9,281
Other securities		33,667
		106,859

Industrials 7.83%
easyJet PLC[1]	580,489	14,983
ASSA ABLOY AB, Class B1	206,800	10,929
Ryanair Holdings PLC (ADR)[2]	106,000	7,555
BAE Systems PLC[1]	1,000,000	7,300

76	American Funds Insurance Series

International Growth and Income Fund

Common stocks	Shares	Value (000)
Rolls-Royce Holdings PLC[1,2]	525,000	$7,072
Jardine Matheson Holdings Ltd.[1]	115,000	6,998
Other securities		24,117
		78,954

Energy 4.48%
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	389,000	12,894
Veresen Inc.	692,000	10,936
BP PLC[1]	1,336,800	8,488
Other securities		12,813
		45,131

Materials 3.18%
Syngenta AG1	29,080	9,338
Fortescue Metals Group Ltd.[1]	3,175,000	6,997
Other securities		15,779
		32,114

Telecommunication services 3.15%
China Mobile Ltd.[1]	700,000	8,223
Other securities		23,551
		31,774

Information technology 1.53%
Delta Electronics, Inc.[1]	1,380,760	8,204
Other securities		7,249
		15,453

Total common stocks (cost: $865,333,000)		908,001

Rights & warrants 0.01%
Financials 0.01%
Other securities		61

Total rights & warrants (cost: $62,000)		61

Convertible bonds 0.25%	Principal amount (000)
Financials 0.25%
Other securities		2,556

Total convertible bonds (cost: $2,560,000)		2,556

Bonds, notes & other debt instruments 0.92%
Corporate bonds & notes 0.54%
Telecommunication services 0.36%
Numericable Group SA, First Lien, 6.00% 2022[3]	$950	956
Other securities		2,723
		3,679

Other 0.18%
Other securities		1,782

Total corporate bonds & notes		5,461

Bonds & notes of governments & government agencies outside the U.S. 0.38%
Other securities		3,795

Total bonds, notes & other debt instruments (cost: $10,167,000)		9,256

American Funds Insurance Series	77

International Growth and Income Fund

Short-term securities 8.39%	Principal amount (000)	Value (000)
ExxonMobil Corp. 0.14% due 3/2/2015	$13,100	$13,097
Federal Home Loan Bank 0.04% due 1/6/2015	10,000	10,000
Freddie Mac 0.08% due 2/25/2015	10,000	10,000
General Electric Co. 0.10% due 1/2/2015	7,700	7,700
Mitsubishi UFJ Trust and Banking Corp. 0.14% due 1/13/2015[3]	5,000	4,999
Siemens Capital Co. LLC 0.11% due 1/5/2015[3]	15,000	15,000
Toronto-Dominion Holdings USA Inc. 0.14% due 1/16/2015[3]	23,800	23,799

Total short-term securities (cost: $84,594,000)		84,595
Total investment securities 99.63% (cost: $962,716,000)		1,004,469
Other assets less liabilities 0.37%		3,741

Net assets 100.00%		$1,008,210

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $824,121,000, which represented 81.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $46,348,000, which represented 4.60% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

GBP = British pounds

See Notes to Financial Statements

78	American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2014

Common stocks 81.31%	Shares	Value (000)
Consumer staples 12.90%
Altria Group, Inc.	48,910	$2,410
Philip Morris International Inc.	25,375	2,067
Coca-Cola Co.	31,745	1,340
Unilever PLC[1]	25,710	1,044
Japan Tobacco Inc.[1]	28,100	772
Other securities		2,060
		9,693

Financials 11.39%
Sampo Oyj, Class A1	32,009	1,501
Swedbank AB, Class A1	39,771	990
BB&T Corp.	22,080	859
Mercury General Corp.	12,410	703
CME Group Inc., Class A	7,595	673
HSBC Holdings PLC (GBP denominated)[1]	69,820	660
Wells Fargo & Co.	11,700	641
Other securities		2,533
		8,560

Health care 10.49%
Novartis AG1	19,363	1,781
AstraZeneca PLC[1]	13,950	981
AstraZeneca PLC (ADR)	8,490	598
Pfizer Inc.	45,480	1,417
GlaxoSmithKline PLC[1]	43,700	935
Bristol-Myers Squibb Co.	14,285	843
Other securities		1,327
		7,882

Utilities 9.46%
National Grid PLC[1]	109,300	1,558
SSE PLC[1]	55,070	1,383
Red Eléctrica Corporación, SA1	8,075	709
Duke Energy Corp.	8,450	706
Other securities		2,753
		7,109

Telecommunication services 9.41%
Verizon Communications Inc.	30,770	1,440
HKT Trust and HKT Ltd., units[1]	1,004,340	1,307
Singapore Telecommunications Ltd.[1]	290,000	851
CenturyLink, Inc.	18,365	727
Swisscom AG1	1,281	673
AT&T Inc.	18,380	617
Other securities		1,459
		7,074

Consumer discretionary 6.76%
Daimler AG1	12,371	1,032
Leggett & Platt, Inc.	17,690	754
Greene King PLC[1]	64,220	745
AB Electrolux, Series B1	20,760	609
SES SA, Class A (FDR)[1]	15,367	551
Other securities		1,393
		5,084

American Funds Insurance Series	79

Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Energy 6.70%
Royal Dutch Shell PLC, Class B1	33,360	$1,146
ConocoPhillips	11,915	823
Enbridge Inc.	12,370	636
Crescent Point Energy Corp.	25,530	591
Exxon Mobil Corp.	4,600	425
Other securities		1,418
		5,039

Information technology 6.33%
Microsoft Corp.	36,160	1,680
VTech Holdings Ltd.[1]	58,600	838
Texas Instruments Inc.	11,030	590
Xilinx, Inc.	12,940	560
Paychex, Inc.	12,010	554
Other securities		538
		4,760

Industrials 4.10%
Siemens AG1	6,464	733
Lockheed Martin Corp.	3,655	704
Other securities		1,643
		3,080

Materials 3.13%
Dow Chemical Co.	16,715	762
Amcor Ltd.[1]	58,498	644
Other securities		949
		2,355

Miscellaneous 0.64%
Other common stocks in initial period of acquisition		477

Total common stocks (cost: $62,169,000)		61,113

Bonds, notes & other debt instruments 15.53%	Principal amount (000)
Mortgage-backed obligations 5.90%
Commercial mortgage-backed securities 3.03%
Other securities		2,275

Federal agency mortgage-backed obligations 2.87%
Government National Mortgage Assn. 4.36%–6.86% 2059–2063[2]	$1,994	2,158

Total mortgage-backed obligations		4,433

U.S. Treasury bonds & notes 4.74%
U.S. Treasury 2.78%
U.S. Treasury 3.50% 2020	1,450	1,582
U.S. Treasury 2.75%–3.63% 2019–2023	480	511
		2,093

U.S. Treasury inflation-protected securities 1.96%
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	1,400	1,355
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	102	116
		1,471

Total U.S. Treasury bonds & notes		3,564

80	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Corporate bonds & notes 3.35%
Financials 1.09%
Wells Fargo & Co. 5.625% 2017	$100	$111
Other securities		708
		819
Telecommunication services 0.15%
Verizon Communications Inc. 5.50% 2018	100	111

Other 2.11%
Other securities		1,586

Total corporate bonds & notes		2,516

Asset-backed obligations 1.54%
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[2]	850	859
Other securities		301

Total asset-backed obligations		1,160

Total bonds, notes & other debt instruments (cost: $11,676,000)		11,673

Short-term securities 2.79%
ExxonMobil Corp. 0.08% due 1/27/2015	1,000	1,000
General Electric Co. 0.10% due 1/2/2015	1,100	1,100

Total short-term securities (cost: $2,100,000)		2,100
Total investment securities 99.63% (cost: $75,945,000)		74,886
Other assets less liabilities 0.37%		280

Net assets 100.00%		$75,166

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $32,245,000, which represented 42.90% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

GBP = British pounds

See Notes to Financial Statements

American Funds Insurance Series	81

Asset Allocation Fund

Summary investment portfolio December 31, 2014

Common stocks 67.47%	Shares	Value (000)
Information technology 11.11%
Microsoft Corp.	14,225,000	$660,751
ASML Holding NV (New York registered)	2,162,000	233,128
KLA-Tencor Corp.	2,500,000	175,800
Texas Instruments Inc.	3,000,000	160,395
VeriSign, Inc.[1]	2,675,000	152,475
Autodesk, Inc.[1]	2,000,000	120,120
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,000,000	111,900
Cisco Systems, Inc.	4,000,000	111,260
Other securities		225,518
		1,951,347

Consumer discretionary 10.81%
Comcast Corp., Class A	7,100,000	411,871
Amazon.com, Inc.[1]	1,065,000	330,523
Home Depot, Inc.	2,405,000	252,453
Twenty-First Century Fox, Inc., Class A	4,750,000	182,424
VF Corp.	1,800,000	134,820
Gentex Corp.	3,500,000	126,455
General Motors Co.	3,500,000	122,185
Walt Disney Co.	1,150,000	108,318
Other securities		230,037
		1,899,086

Financials 10.01%
ACE Ltd.	2,620,000	300,986
JPMorgan Chase & Co.	4,750,000	297,255
American Express Co.	2,400,000	223,296
Citigroup Inc.	2,750,000	148,802
Other securities		787,221
		1,757,560

Industrials 8.00%
Lockheed Martin Corp.	2,115,000	407,286
Boeing Co.	1,720,000	223,566
Cummins Inc.	1,230,000	177,329
Other securities		597,090
		1,405,271

Health care 7.29%
Merck & Co., Inc.	6,350,000	360,616
Johnson & Johnson	2,075,000	216,983
UnitedHealth Group Inc.	1,500,000	151,635
Incyte Corp.[1]	2,000,000	146,220
Pfizer Inc.	4,210,000	131,141
Other securities		274,200
		1,280,795

Energy 7.19%
Chevron Corp.	1,625,000	182,292
Noble Energy, Inc.	3,600,000	170,748
Chesapeake Energy Corp.	7,700,000	150,689
Concho Resources Inc.[1]	1,238,816	123,572
Other securities		635,568
		1,262,869

82	American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)
Materials 4.84%
FMC Corp.	3,250,000	$185,347
Dow Chemical Co.	2,500,000	114,025
Potash Corp. of Saskatchewan Inc.	3,100,000	109,492
Monsanto Co.	900,000	107,523
Other securities		333,446
		849,833

Consumer staples 4.62%
Coca-Cola Co.	3,440,000	145,237
Philip Morris International Inc.	1,750,000	142,537
Unilever NV (New York registered)	3,445,000	134,493
Other securities		389,451
		811,718

Other 0.98%
Other securities		169,946

Miscellaneous 2.62%
Other common stocks in initial period of acquisition		460,600

Total common stocks (cost: $8,330,362,000)		11,849,025

Convertible stocks 0.06%
Industrials 0.06%
Other securities		10,915

Total convertible stocks (cost: $15,028,000)		10,915

Bonds, notes & other debt instruments 25.00%	Principal amount (000)
U.S. Treasury bonds & notes 10.96%
U.S. Treasury 7.99%
U.S. Treasury 0.25% 2015	$236,000	236,156
U.S. Treasury 0.625% 2018	143,000	140,129
U.S. Treasury 1.50% 2019	400,000	400,220
U.S. Treasury 2.75% 2024	130,000	136,764
U.S. Treasury 0.88%–7.25% 2015–2044[2]	471,000	488,834
		1,402,103

U.S. Treasury inflation-protected securities 2.97%
U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	179,108	180,727
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	194,373	222,160
U.S. Treasury Inflation-Protected Security 0.13%–0.75% 2019–2043[3]	121,033	119,233
		522,120

Total U.S. Treasury bonds & notes		1,924,223

Corporate bonds & notes 7.77%
Financials 1.41%
JPMorgan Chase & Co. 1.35%–3.88% 2017–2024	13,515	13,555
Other securities		234,398
		247,953

Consumer discretionary 0.68%
21st Century Fox America, Inc. 3.70% 2024[4]	6,000	6,184
Amazon.com, Inc. 4.80% 2034	6,000	6,294
Comcast Corp. 4.75%–5.65% 2035–2044	7,250	8,330
Home Depot, Inc. 2.00% 2019	5,500	5,519
Other securities		92,983
		119,310

American Funds Insurance Series	83

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Other 5.68%
Other securities		$998,144

Total corporate bonds & notes		1,365,407

Mortgage-backed obligations 4.13%
Federal agency mortgage-backed obligations 3.48%
Fannie Mae 4.00% 2045[5,6]	$108,000	114,939
Fannie Mae 0%–7.50% 2021–2047[5,6,7]	385,476	415,587
Freddie Mac 4.00%–6.50% 2023–2043[5,7]	45,257	49,208
Other securities		31,480
		611,214
Other 0.65%
Other securities		113,757

Total mortgage-backed obligations		724,971

Federal agency bonds & notes 1.57%
Fannie Mae 0.50%–3.51% 2015–2024[5,7]	133,772	136,018
Freddie Mac 0.75%–3.24% 2016–2024[5,7]	136,579	138,100
Other securities		1,589

Total federal agency bonds & notes		275,707

Other bonds & notes 0.57%
Other securities		99,674

Total bonds, notes & other debt instruments (cost: $4,354,101,000)		4,389,982

Short-term securities 9.63%
Chariot Funding, LLC 0.22% due 4/23/2015[4]	15,000	14,991
Chevron Corp. 0.10%–0.14% due 1/21/2015–4/10/2015[4]	96,400	96,387
Coca-Cola Co. 0.17% due 4/23/2015[4]	40,000	39,981
Fannie Mae 0.07%–0.11% due 1/5/2015–5/18/2015	311,100	311,051
Federal Home Loan Bank 0.06%–0.16% due 1/22/2015–7/31/2015	524,700	524,591
Freddie Mac 0.07%–0.18% due 2/4/2015–11/3/2015	293,600	293,514
Other securities		410,968

Total short-term securities (cost: $1,691,354,000)		1,691,483
Total investment securities 102.16% (cost: $14,390,845,000)		17,941,405
Other assets less liabilities (2.16)%		(378,537)

Net assets 100.00%		$17,562,868

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $394,040,000, which represented 2.24% of the net assets of the fund. This amount includes $364,386,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Some securities in “Other securities” (with an aggregate value of $5,692,000, an aggregate cost of $27,620,000, and which represented .03% of the net assets of the fund) were acquired from 3/10/2010 to 3/15/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $59,567,000, which represented ..34% of the net assets of the fund.

84	American Funds Insurance Series

Asset Allocation Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $411,714,000 over the prior seven-month period.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized (depreciation) appreciation at 12/31/2014 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.7885%	9/29/2016	$118,000	$(35)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.485	7/17/2018	200,000	(220)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.929	9/29/2019	80,000	778
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6365	10/16/2019	124,000	(513)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.652	9/29/2024	26,000	(902)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.402	6/23/2044	45,000	(6,755)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.945	10/16/2044	28,000	(1,480)
						$(9,127)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $10,940,000, which represented .06% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $839,403,000, which represented 4.78% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	A portion or all of the security purchased on a TBA basis.
[7]	Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts

TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series	85

Global Balanced Fund

Summary investment portfolio December 31, 2014

Common stocks 60.73%	Shares	Value (000)
Industrials 10.43%
Cummins Inc.	19,200	$2,768
General Electric Co.	93,700	2,368
KONE Oyj, Class B1	49,600	2,253
Boeing Co.	17,000	2,210
BAE Systems PLC[1]	284,400	2,076
Robert Half International Inc.	30,000	1,751
Schneider Electric SE1	20,000	1,453
Rolls-Royce Holdings PLC[1,2]	105,045	1,415
Other securities		6,222
		22,516

Financials 9.76%
Link Real Estate Investment Trust[1]	429,509	2,681
Banco Santander, SA1,2	306,406	2,562
ORIX Corp.[1]	182,000	2,275
AIA Group Ltd.[1]	380,000	2,092
JPMorgan Chase & Co.	32,700	2,046
Bankia, SA1,2	1,179,000	1,748
Deutsche Bank AG1	51,750	1,564
Wells Fargo & Co.	24,000	1,316
Sumitomo Mitsui Financial Group, Inc.[1]	13,500	488
Other securities		4,280
		21,052

Consumer staples 8.45%
Nestlé SA1	40,240	2,950
Pernod Ricard SA1	22,220	2,464
Lorillard, Inc.	33,900	2,134
British American Tobacco PLC[1]	35,950	1,953
Altria Group, Inc.	31,000	1,527
SABMiller PLC[1]	28,500	1,475
Costco Wholesale Corp.	10,170	1,441
Other securities		4,281
		18,225

Information technology 8.14%
ASML Holding NV1	47,969	5,139
Microsoft Corp.	103,000	4,784
Murata Manufacturing Co., Ltd.[1]	12,600	1,376
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	300,000	1,324
Other securities		4,950
		17,573

Health care 6.43%
Merck & Co., Inc.	79,120	4,493
Novartis AG1	27,860	2,562
Humana Inc.	12,780	1,836
Other securities		4,976
		13,867

Consumer discretionary 6.38%
Comcast Corp., Class A	49,930	2,897
Home Depot, Inc.	21,030	2,208
SES SA, Class A (FDR)[1]	53,700	1,926
HUGO BOSS AG1	12,600	1,547
Tiffany & Co.	12,600	1,346
Other securities		3,839
		13,763

86	American Funds Insurance Series

Global Balanced Fund

Common stocks	Shares	Value (000)
Energy 3.39%
Royal Dutch Shell PLC, Class B1	71,220	$2,447
Chevron Corp.	13,030	1,462
ConocoPhillips	18,906	1,305
Other securities		2,092
		7,306
Materials 3.19%
MeadWestvaco Corp.	34,000	1,509
Dow Chemical Co.	33,000	1,505
Other securities		3,876
		6,890
Telecommunication services 1.41%
Other securities		3,051

Utilities 1.12%
EDP - Energias de Portugal, SA1	625,000	2,417

Miscellaneous 2.03%
Other common stocks in initial period of acquisition		4,379

Total common stocks (cost: $110,011,000)		131,039

Preferred securities 0.08%
Financials 0.08%
Other securities		166

Total preferred securities (cost: $150,000)		166

Convertible bonds 0.41%	Principal amount (000)
Consumer staples 0.41%
Other securities			873

Total convertible bonds (cost: $1,198,000)			873

Bonds, notes & other debt instruments 30.38%
Bonds & notes of governments & government agencies outside the U.S. 13.58%
German Government 2.00%–4.25% 2016–2044		€1,815	2,543
Spanish Government 4.00% 2018[3]		$500	527
Spanish Government 2.75%–5.40% 2023–2024		€1,160	1,715
United Kingdom 1.25%–5.00% 2015–2046		£2,480	4,308
United Mexican States Government Global 3.60% 2025		$200	200
United Mexican States Government 2.00%–10.00% 2015–2040[4]	MXN	39,899	3,063
Other securities			16,943
			29,299

U.S. Treasury bonds & notes 6.96%
U.S. Treasury 5.20%
U.S. Treasury 1.625% 2019		$1,925	1,930
U.S. Treasury 0.63%–4.38% 2015–2044		9,128	9,279
			11,209

American Funds Insurance Series	87

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 1.76%
U.S. Treasury Inflation-Protected Security 0.13%–2.38% 2017–2044[4]	$3,728	$3,800

Total U.S. Treasury bonds & notes		15,009

Corporate bonds & notes 6.79%
Financials 1.96%
JPMorgan Chase & Co. 3.25% 2022	28	28
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated)[5]	135	143
Other securities		4,047
		4,218

Health care 0.83%
Novartis Capital Corp. 2.90%–3.40% 2015–2024	150	154
Novartis Securities Investment Ltd. 5.125% 2019	25	28
Other securities		1,615
		1,797

Consumer staples 0.60%
Pernod Ricard SA 4.45% 2022[3]	150	161
Other securities		1,125
		1,286

Industrials 0.45%
Boeing Company 0.95% 2018	45	44
General Electric Capital Corp. 2.30%–3.15% 2017–2023	315	321
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[5]	100	117
Other securities		490
		972

Consumer discretionary 0.40%
Comcast Corp. 4.65% 2042	75	82
Other securities		786
		868

Other 2.55%
Other securities		5,506

Total corporate bonds & notes		14,647

Mortgage-backed obligations 3.05%
Federal agency mortgage-backed obligations 2.93%
Fannie Mae 3.50% 2045[6,7]	1,625	1,689
Fannie Mae 4.00% 2045[6,7]	1,825	1,942
Fannie Mae 2.50%–5.00% 2028–2045[6,7]	2,515	2,688
		6,319

88	American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Commercial mortgage-backed securities 0.12%
Other securities		$262

Total mortgage-backed obligations		6,581
Total bonds, notes & other debt instruments (cost: $66,396,000)		65,536

Short-term securities 10.52%
Federal Home Loan Bank 0.10% due 2/20/2015	$6,500	6,500
Freddie Mac 0.05% due 1/9/2015	5,900	5,900
General Electric Co. 0.10% due 1/2/2015	3,300	3,300
Sumitomo Mitsui Banking Corp. 0.12% due 1/13/2015[3]	3,000	3,000
Victory Receivables Corp. 0.16% due 1/5/2015[3]	4,000	4,000

Total short-term securities (cost: $22,699,000)		22,700
Total investment securities 102.12% (cost: $200,454,000)		220,314
Other assets less liabilities (2.12)%		(4,565)

Net assets 100.00%		$215,749

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $8,176,000 over the prior 12-month period.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Purchases:
Euros	2/12/2015	HSBC Bank	€349	$434	$(12)
Japanese yen	1/13/2015	HSBC Bank	¥86,626	$727	(3)
Japanese yen	1/15/2015	HSBC Bank	¥147,249	$1,233	(3)
Japanese yen	1/22/2015	UBS AG	¥58,364	$496	(9)
Japanese yen	1/27/2015	UBS AG	¥34,916	$300	(9)
Japanese yen	1/28/2015	UBS AG	¥21,209	$180	(3)
					$(39)
Sales:
British pounds	1/9/2015	Bank of America, N.A.	$273	£175	— [8]
British pounds	1/12/2015	Bank of America, N.A.	$313	£200	2
British pounds	1/15/2015	HSBC Bank	$817	£520	6
British pounds	1/23/2015	Barclays Bank PLC	€255	£200	(3)
Colombian pesos	1/13/2015	Citibank	$52	COP122,625	— [8]
Colombian pesos	1/23/2015	JPMorgan Chase	$189	COP464,100	(6)
Euros	1/27/2015	UBS AG	¥43,702	€300	2
Euros	1/29/2015	Bank of America, N.A.	¥58,619	€400	5
Indonesian rupiah	1/8/2015	JPMorgan Chase	$122	IDR1,506,300	1
Japanese yen	1/8/2015	JPMorgan Chase	$1,579	¥189,000	1
Mexican pesos	1/28/2015	Citibank	$225	MXN3,275	3

American Funds Insurance Series	89

Global Balanced Fund

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Mexican pesos	1/29/2015	Bank of America, N.A.	$143	MXN2,100	$— [8]
Norwegian kroner	1/9/2015	HSBC Bank	$139	NKr1,000	5
Norwegian kroner	1/14/2015	HSBC Bank	€87	NKr750	4
Norwegian kroner	1/14/2015	Bank of America, N.A.	€124	NKr1,100	3
Norwegian kroner	1/15/2015	HSBC Bank	$247	NKr1,800	5
Norwegian kroner	1/22/2015	HSBC Bank	€194	NKr1,800	(7)
Norwegian kroner	1/23/2015	UBS AG	€199	NKr1,800	— [8]
Polish zloty	1/22/2015	JPMorgan Chase	$459	PLN1,550	22
Polish zloty	1/27/2015	JPMorgan Chase	€556	PLN2,350	11
Russian rubles	1/14/2015	Citibank	$13	RUB750	1
Russian rubles	1/16/2015	JPMorgan Chase	$232	RUB12,625	26
South African rand	1/23/2015	UBS AG	$42	ZAR500	(1)
South African rand	1/28/2015	HSBC Bank	$184	ZAR2,150	(1)
Swedish kronor	1/12/2015	Bank of America, N.A.	$79	SKr600	2
Swedish kronor	1/14/2015	Citibank	$795	SKr5,900	38
					$119
Forward currency contracts — net					$80

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $69,790,000, which represented 32.35% of the net assets of the fund. This amount includes $69,262,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $10,322,000, which represented 4.78% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	A portion or all of the security purchased on a TBA basis.
[8]	Amount less than one thousand.

Key to abbreviations and symbols

FDR = Fiduciary Depositary Receipts

TBA = To be announced

COP = Colombian pesos

€ = Euros

£ = British pounds

IDR = Indonesian rupiah

¥ = Japanese yen

MXN = Mexican pesos

NKr = Norwegian kroner

PLN = Polish zloty

RUB = Russian rubles

SKr = Swedish kronor

ZAR = South African rand

See Notes to Financial Statements

90	American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 95.74%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 37.80%
U.S. Treasury 30.56%
U.S. Treasury 7.50% 2016	$35,000	$39,468
U.S. Treasury 0.75% 2017[1]	109,229	108,819
U.S. Treasury 8.75% 2017	50,000	59,313
U.S. Treasury 1.25% 2018	218,100	216,702
U.S. Treasury 1.375% 2018	108,000	108,110
U.S. Treasury 1.50% 2018	86,875	87,289
U.S. Treasury 1.50% 2019	185,000	183,822
U.S. Treasury 1.50% 2019	178,755	177,602
U.S. Treasury 1.50% 2019	43,000	43,024
U.S. Treasury 1.625% 2019	310,000	310,825
U.S. Treasury 1.625% 2019	152,750	152,910
U.S. Treasury 1.625% 2019	152,625	152,875
U.S. Treasury 1.75% 2019	155,320	156,205
U.S. Treasury 1.125% 2020	67,300	65,381
U.S. Treasury 1.25% 2020	44,425	43,488
U.S. Treasury 1.375% 2020	68,250	66,979
U.S. Treasury 8.75% 2020	40,000	55,000
U.S. Treasury 2.125% 2021	55,000	55,560
U.S. Treasury 2.00% 2023	44,809	44,613
U.S. Treasury 2.25% 2024	96,985	97,682
U.S. Treasury 2.375% 2024	180,000	183,290
U.S. Treasury 2.75% 2024	40,050	42,134
U.S. Treasury 6.125% 2027	25,000	35,598
U.S. Treasury 3.625% 2043	75,400	88,713
U.S. Treasury 3.00% 2044	88,679	93,189
U.S. Treasury 0.63%–7.63% 2016–2044[1]	244,420	256,374
		2,924,965

U.S. Treasury inflation-protected securities 7.24%
U.S. Treasury Inflation-Protected Security 0.50% 2015[2]	41,286	40,750
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	150,739	149,387
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	74,152	71,752
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	189,641	191,355
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	172,855	197,385
U.S. Treasury Inflation-Protected Security 0.13%–2.39% 2015–2026[2]	41,454	42,011
		692,640

Total U.S. Treasury bonds & notes		3,617,605

Corporate bonds & notes 29.87%
Financials 7.40%
Other securities		707,917

Consumer staples 2.90%
Coca-Cola Co. 1.50%–3.15% 2015–2020	14,395	14,771
Other securities		262,865
		277,636

Industrials 1.88%
Volvo Treasury AB 5.95% 2015[3]	34,000	34,398
Other securities		145,325
		179,723

Other 17.69%
Other securities		1,693,862

Total corporate bonds & notes		2,859,138

American Funds Insurance Series	91

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations 21.46%
Federal agency mortgage-backed obligations 17.61%
Fannie Mae 3.50% 2045[4,5]	$135,000	$140,670
Fannie Mae 3.50% 2045[4,5]	75,000	77,945
Fannie Mae 4.00% 2045[4,5]	215,000	228,814
Fannie Mae 4.50% 2045[4,5]	446,334	483,618
Fannie Mae 4.50% 2045[4,5]	377,845	410,116
Fannie Mae 1.77%–9.44% 2023–2044[4,6]	113,216	123,516
Freddie Mac 0%–5.50% 2033–2044[4,6]	55,840	61,273
Government National Mortgage Assn. 4.00% 2044[4]	131,804	141,621
Government National Mortgage Assn. 4.00%–4.50% 2040–2044[4]	16,726	18,038
		1,685,611

Other 3.85%
Other securities		367,736

Total mortgage-backed obligations		2,053,347

Bonds & notes of governments & government agencies outside the U.S. 3.51%
Spanish Government 5.15% 2044	€26,750	46,332
Other securities		289,915
		336,247
Federal agency bonds & notes 1.89%
Fannie Mae 1.25%–5.38% 2016–2024	$24,990	25,428
Freddie Mac 1.25% 2019	44,500	43,623
Freddie Mac 0.50%–3.53% 2015–2023[4,6]	45,025	45,972
Other securities		65,826
		180,849
Municipals 0.90%
State of California, Various Purpose G.O. Bonds, 7.60% 2040	22,040	35,015
Other securities		51,002
		86,017

Asset-backed obligations 0.31%
Other securities		29,616

Total bonds, notes & other debt instruments (cost: $9,020,873,000)		9,162,819

Convertible bonds 0.01%
Financials 0.01%
Other securities		1,311

Total convertible bonds (cost: $1,333,000)		1,311

Preferred securities 0.03%	Shares
Financials 0.02%
Other securities		1,658

Miscellaneous 0.01%
Other preferred securities in initial period of acquisition		628

Total preferred securities (cost: $2,180,000)		2,286

92	American Funds Insurance Series

Bond Fund

Common stocks 0.00%	Shares	Value (000)
Consumer discretionary 0.00%
Other securities		$6

Total common stocks (cost: $2,376,000)		6

Short-term securities 17.20%	Principal amount (000)
Abbott Laboratories 0.09%–0.12% due 1/7/2015–3/4/2015[3]	$101,700	101,687
Chevron Corp. 0.10%–0.12% due 1/12/2015–2/24/2015[3]	39,900	39,895
Coca-Cola Co. 0.13%–0.20% due 2/6/2015–5/8/2015[3]	135,000	134,943
Emerson Electric Co. 0.09%–0.10% due 1/7/2015–3/2/2015[3]	52,200	52,193
Fannie Mae 0.07%–0.12% due 1/14/2015–6/1/2015	143,800	143,776
Federal Farm Credit Banks 0.11%–0.13% due 6/11/2015–7/17/2015	42,300	42,271
Federal Home Loan Bank 0.08%–0.17% due 1/14/2015–11/4/2015	351,900	351,764
Freddie Mac 0.06%–0.15% due 1/20/2015–7/23/2015	518,000	517,872
Microsoft Corp. 0.10% due 2/2/2015[3]	62,900	62,896
Private Export Funding Corp. 0.15% due 1/7/2015[3]	44,800	44,799
U.S. Treasury Bills 0.13% due 6/25/2015	20,500	20,493
Other securities		133,672

Total short-term securities (cost: $1,646,155,000)		1,646,261
Total investment securities 112.98% (cost: $10,672,917,000)		10,812,683
Other assets less liabilities (12.98)%		(1,242,063)

Net assets 100.00%		$9,570,620

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $430,000, which represented less than .01% of the net assets of the fund. One of these securities (with a value of $0, a cost of $2,194,000, and which represented less than .01% of the net assets of the fund) was acquired from 12/7/2011 to 12/31/2011 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of such loans was $44,343,000, which represented .46% of the net assets of the fund.

American Funds Insurance Series	93

Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $174,267,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Purchases:
Euros	1/26/2015	HSBC Bank	$11,036	€9,000	$142
Euros	1/28/2015	HSBC Bank	$34,827	€28,060	863
					$1,005
Sales:
British pounds	1/8/2015	UBS AG	$9,782	£6,240	57
Euros	1/8/2015	JPMorgan Chase	$84,403	€68,450	1,568
Euros	1/12/2015	Citibank	$9,327	€7,500	250
Euros	1/22/2015	Barclays Bank PLC	$6,145	€5,000	93
Euros	1/29/2015	UBS AG	$8,653	€7,100	59
Euros	1/29/2015	UBS AG	$8,644	€7,100	50
Euros	2/6/2015	JPMorgan Chase	$6,160	€4,906	221
Mexican pesos	2/23/2015	HSBC Bank	$21,122	MXN289,600	1,559
					$3,857
Forward currency contracts — net					$4,862

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $1,019,242,000 over the prior 12-month period.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2014 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.799%	12/17/2016	$7,500	$11
Pay	LCH.Clearnet	3-month USD-LIBOR	0.8	12/19/2016	10,000	14
Pay	LCH.Clearnet	3-month USD-LIBOR	1.132	8/26/2017	479	— [7]
Pay	LCH.Clearnet	3-month USD-LIBOR	1.138	8/27/2017	1,000	1
Pay	LCH.Clearnet	3-month USD-LIBOR	1.1625	9/2/2017	155,000	35
Pay	LCH.Clearnet	3-month USD-LIBOR	1.0545	10/16/2017	1,000	4
Pay	LCH.Clearnet	3-month USD-LIBOR	1.1375	11/6/2017	440,000	1,210
Receive	LCH.Clearnet	3-month USD-LIBOR	1.0635	12/3/2017	15,000	(86)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.2125	12/16/2017	250,000	458
Pay	LCH.Clearnet	3-month USD-LIBOR	1.607	8/1/2018	50,000	(249)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.39925	12/30/2018	180,000	457
Receive	LCH.Clearnet	3-month USD-LIBOR	2.33	12/31/2018	169,400	205
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8065	7/29/2019	240,000	1,305
Receive	LCH.Clearnet	3-month USD-LIBOR	1.959	9/26/2019	500	6
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7285	10/10/2019	5,200	2
Pay	LCH.Clearnet	3-month USD-LIBOR	1.584	10/22/2019	2,100	14
Receive	LCH.Clearnet	3-month USD-LIBOR	1.619	10/24/2019	80,000	(411)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.669	10/28/2019	185,000	(534)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.66	10/29/2019	700	2
Pay	LCH.Clearnet	3-month USD-LIBOR	1.7135	10/31/2019	425	— [7]
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	11/14/2019	253,460	393
Receive	LCH.Clearnet	3-month USD-LIBOR	1.77	11/14/2019	236,540	338
Pay	LCH.Clearnet	3-month USD-LIBOR	1.789	11/14/2019	660	(1)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8095	12/9/2019	73,000	204
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7375	12/19/2019	4,000	(4)

94	American Funds Insurance Series

Bond Fund

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2014 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.9455%	10/20/2021	$800	$4
Pay	LCH.Clearnet	3-month USD-LIBOR	2.0505	10/28/2021	700	(1)
Pay	LCH.Clearnet	6-month EURIBOR	0.544	12/31/2021	40,000	(62)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.0525	1/5/2022	2,550	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.805	3/21/2024	11,000	(540)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.609	5/29/2024	275	(9)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.701	6/9/2024	95,000	(3,782)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6145	7/22/2024	800	(26)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.608	7/24/2024	150,000	(4,707)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.66	9/15/2024	2,750	(98)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6815	9/24/2024	1,600	(60)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6915	9/26/2024	1,100	(42)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.54	10/3/2024	400	(10)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.58	10/6/2024	600	(17)
Pay	LCH.Clearnet	6-month EURIBOR	0.9852	10/17/2024	25,000	(569)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.342	10/21/2024	290	(2)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.326	10/22/2024	800	(4)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.372	10/24/2024	1,150	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.526	11/10/2024	50,050	(1,151)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.438	11/19/2024	3,250	(49)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4585	11/24/2024	23,000	(385)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4295	11/25/2024	800	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.426	12/5/2024	5,500	(75)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.353	12/8/2024	700	(5)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.3555	12/8/2024	1,500	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.429	12/9/2024	3,750	(52)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.2845	12/12/2024	330	— [7]
Pay	LCH.Clearnet	3-month USD-LIBOR	3.008	12/30/2024	80,000	(505)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.9125	12/31/2024	76,000	(172)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.2945	1/5/2025	6,100	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.86625	1/6/2025	94,000	—
Pay	LCH.Clearnet	6-month EURIBOR	1.4385	11/6/2029	17,200	(910)
Receive	LCH.Clearnet	3-month USD-LIBOR	3.0865	8/18/2034	5,500	416
Receive	LCH.Clearnet	3-month USD-LIBOR	2.951	9/2/2034	450	24
Receive	LCH.Clearnet	3-month USD-LIBOR	2.913	11/24/2034	14,000	668
Pay	LCH.Clearnet	3-month USD-LIBOR	3.273	7/28/2044	450	(55)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.304	8/4/2044	340	(44)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.245	8/8/2044	600	(70)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2165	8/13/2044	600	(66)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2515	9/12/2044	700	(83)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.355	9/18/2044	500	(70)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.132	10/8/2044	200	(19)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.046	10/10/2044	1,300	(97)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.975	10/24/2044	5,000	(297)
Pay	LCH.Clearnet	6-month EURIBOR	1.6397	10/31/2044	21,800	(1,239)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.0745	11/10/2044	250	(20)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.086	11/10/2044	525	(44)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.061	11/12/2044	200	(15)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.0515	11/14/2044	1,000	(76)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.0205	11/24/2044	3,500	(242)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.9255	11/28/2044	50,000	2,444
Pay	LCH.Clearnet	3-month USD-LIBOR	2.899	12/2/2044	2,400	(103)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.925	12/3/2044	1,980	(96)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.933	12/8/2044	30,000	1,510
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6695	12/19/2044	200	1
						$(7,461)

American Funds Insurance Series	95

Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $133,853,000, which represented 1.40% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,331,157,000, which represented 13.91% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	A portion or all of the security purchased on a TBA basis.
[6]	Coupon rate may change periodically.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

G.O. = General Obligation

TBA = To be announced

€ = Euros

£ = British pounds

MXN = Mexican pesos

See Notes to Financial Statements

96	American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 97.08%	Principal amount (000)		Value (000)
Euros 22.61%
Belgium (Kingdom of) 1.25%–3.75% 2018–2045		€20,625	$28,768
German Government 3.00% 2020		9,300	13,079
German Government 1.50%–6.25% 2024–2044		9,230	15,143
Hungarian Government 5.75% 2018		9,385	12,953
Hungarian Government 3.88%–6.00% 2019–2020		7,550	10,597
Irish Government 4.50% 2020		15,595	22,748
Irish Government 3.90% 2023		32,790	48,437
Irish Government 3.40% 2024		24,155	34,653
Irish Government 2.40%–5.00% 2020–2030		3,800	5,393
Italian Government 2.15% 2021		13,960	17,723
Portuguese Government 3.85% 2021		8,640	11,618
Portuguese Government 5.65% 2024		35,165	52,797
Slovenia (Republic of) 4.13%–4.62% 2019–2024		14,120	20,048
Spanish Government 1.40% 2020		16,420	20,383
Spanish Government 5.85% 2022		21,085	33,643
Spanish Government 5.40% 2023		11,025	17,460
Spanish Government 2.75% 2024		19,320	25,796
Spanish Government 5.15% 2028		8,700	14,118
Spanish Government 5.15% 2044		17,165	29,731
Other securities			149,220
			584,308

British pounds 5.26%
United Kingdom 2.00% 2020		£18,816	30,366
United Kingdom 3.75% 2020		8,583	15,174
United Kingdom 2.25% 2023		15,620	25,517
United Kingdom 3.25% 2044		8,895	16,002
United Kingdom 1.00%–4.75% 2015–2040		25,005	44,391
Other securities			4,372
			135,822

Mexican pesos 3.16%
United Mexican States Government, Series M20, 10.00% 2024	MXN	247,500	22,014
United Mexican States Government 2.00%–10.00% 2015–2042[1]		785,677	59,505
			81,519

Japanese yen 2.53%
Japanese Government, Series 116, 2.20% 2030		¥1,970,000	20,011
Japanese Government, Series 145, 1.70% 2033		1,580,000	14,856
Japanese Government 0.10%–2.00% 2016–2042		3,416,250	30,579
			65,446

Indian rupees 1.83%
India (Republic of) 7.28% 2019	INR	1,727,000	26,839
India (Republic of) 8.83% 2023		1,230,000	20,524
			47,363

Polish zloty 1.78%
Polish Government 4.00%–5.75% 2017–2023	PLN	139,392	45,973

Hungarian forints 1.57%
Hungarian Government, Series 20A, 7.50% 2020	HUF	6,694,000	31,329
Hungarian Government 5.50%–7.00% 2019–2025		2,037,020	9,302
			40,631

Norwegian kroner 1.41%
Norwegian Government 3.75% 2021	NKr	145,225	22,503
Norwegian Government 3.00%–4.50% 2017–2024		92,110	13,995
			36,498

American Funds Insurance Series	97

Global Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Colombian pesos 1.14%
Colombia (Republic of), Series B, 10.00% 2024	COP	27,232,100	$13,689
Colombia (Republic of) 5.00%–6.00% 2018–2028		40,699,700	15,697
Colombia (Republic of) Global 9.85% 2027		130,000	69
			29,455

U.S. dollars 52.88%
Fannie Mae 3.50% 2045[2,3]		$32,675	34,047
Fannie Mae 4.00% 2045[2,3]		16,050	17,081
Fannie Mae 4.50% 2045[2,3]		27,348	29,632
Fannie Mae 4.50% 2045[2,3]		16,312	17,705
Fannie Mae 2.18%–6.50% 2022–2045[2,3,4]		36,822	38,323
Hungarian Government 4.00%–7.62% 2018–2041		14,298	16,144
Slovenia (Republic of) 4.13%–5.85% 2018–2024[5]		13,700	15,255
U.S. Treasury 1.25% 2018		36,150	35,918
U.S. Treasury 1.375% 2018		15,000	15,015
U.S. Treasury 1.50% 2018		67,050	67,370
U.S. Treasury 3.50% 2018		15,275	16,366
U.S. Treasury 1.00% 2019		27,500	26,835
U.S. Treasury 1.50% 2019		13,950	13,958
U.S. Treasury 1.625% 2019		46,905	46,954
U.S. Treasury 1.625% 2019[6]		44,800	44,919
U.S. Treasury 1.625% 2019		18,550	18,630
U.S. Treasury 1.125% 2020		30,350	29,484
U.S. Treasury 1.375% 2020		39,600	38,862
U.S. Treasury 2.50% 2024		19,530	20,111
U.S. Treasury 0.38%–5.12% 2015–2043		79,775	79,613
U.S. Treasury Inflation-Protected Security 0.125% 2019[1]		45,678	45,268
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		46,202	46,619
U.S. Treasury Inflation-Protected Security 1.375% 2044[1]		14,517	16,592
U.S. Treasury Inflation-Protected Security 0.13%–2.38% 2018–2043[1]		18,552	18,395
United Mexican States Government Global 3.60%–3.63% 2022–2025		4,525	4,570
Other securities			613,000
			1,366,666

Other 2.91%
Other securities			75,018

Total bonds, notes & other debt instruments (cost: $2,546,783,000)			2,508,699

Convertible stocks 0.01%	Shares
U.S. dollars 0.01%
Other securities			357

Total convertible stocks (cost: $386,000)			357

Common stocks 0.01%
U.S. dollars 0.01%
Other securities			334

Total common stocks (cost: $998,000)			334

Short-term securities 5.89%	Principal amount (000)
Abbott Laboratories 0.09% due 2/2/2015[5]		$20,000	19,999
Coca-Cola Co. 0.14% due 1/12/2015[5]		25,000	24,999
ExxonMobil Corp. 0.14% due 3/2/2015		17,000	16,996
Federal Home Loan Bank 0.09% due 2/13/2015		30,000	29,999

98	American Funds Insurance Series

Global Bond Fund

Short-term securities	Principal amount (000)	Value (000)
John Deere Financial Ltd. 0.09% due 1/13/2015[5]	$35,000	$34,998
Toronto-Dominion Holdings USA Inc. 0.16% due 1/22/2015[5]	20,000	19,999
Other securities		5,100

Total short-term securities (cost: $152,087,000)		152,090
Total investment securities 102.99% (cost: $2,700,254,000)		2,661,480
Other assets less liabilities (2.99)%		(77,177)

Net assets 100.00%		$2,584,303

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $698,000, which represented ..03% of the net assets of the fund. One of these securities (with a value of $28,000, a cost of $52,000, and which represented less than .01% of the net assets of the fund) was acquired on 3/10/2010 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $10,039,000, which represented .39% of the net assets of the fund.

American Funds Insurance Series	99

Global Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $443,327,000 over the prior 12-month period.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Purchases:
Euros	1/15/2015	UBS AG	€10,410	$12,885	$(287)
Euros	2/12/2015	HSBC Bank	€6,879	$8,555	(228)
Japanese yen	1/7/2015	JPMorgan Chase	¥970,280	$8,215	(114)
Japanese yen	1/7/2015	Bank of New York Mellon	¥2,712,496	$22,964	(317)
Japanese yen	1/9/2015	JPMorgan Chase	¥1,078,281	$9,906	(904)
Japanese yen	1/9/2015	HSBC Bank	¥999,315	$9,250	(906)
Japanese yen	1/9/2015	Bank of New York Mellon	¥1,094,935	$10,171	(1,029)
Japanese yen	1/9/2015	Bank of New York Mellon	¥1,498,997	$13,750	(1,234)
Japanese yen	1/13/2015	HSBC Bank	¥1,905,431	$15,984	(74)
Japanese yen	1/14/2015	Citibank	¥3,622,655	$30,650	(402)
Japanese yen	1/15/2015	HSBC Bank	¥4,804,701	$40,226	(108)
Japanese yen	1/16/2015	UBS AG	¥1,070,490	$9,039	(101)
Japanese yen	1/16/2015	Citibank	¥1,854,036	$15,649	(169)
Japanese yen	1/23/2015	HSBC Bank	¥960,273	$8,191	(172)
Japanese yen	1/28/2015	Barclays Bank PLC	¥1,163,558	$9,905	(188)
					$(6,233)

Sales:
Australian dollars	3/3/2015	Citibank	$5,534	A$6,540	218
Brazilian reais	1/12/2015	Citibank	$4,938	BRL13,000	62
British pounds	1/12/2015	Bank of America, N.A.	$8,614	£5,500	43
British pounds	1/23/2015	Barclays Bank PLC	€7,019	£5,500	(75)
British pounds	2/11/2015	Bank of America, N.A.	$4,075	£2,600	24
British pounds	2/12/2015	HSBC Bank	$8,994	£5,690	128
British pounds	3/4/2015	UBS AG	€6,128	£4,860	(151)
Canadian dollars	2/23/2015	UBS AG	$4,521	C$5,120	119
Colombian pesos	1/8/2015	JPMorgan Chase	$2,873	COP6,629,670	84
Colombian pesos	1/13/2015	Citibank	$1,560	COP3,672,875	15
Colombian pesos	1/16/2015	Barclays Bank PLC	$7,422	COP17,936,000	(123)
Colombian pesos	1/23/2015	JPMorgan Chase	$7,521	COP18,487,000	(254)
Euros	1/7/2015	Barclays Bank PLC	$10,943	€8,620	512
Euros	1/7/2015	UBS AG	$5,903	€4,850	34
Euros	1/8/2015	JPMorgan Chase	$22,781	€18,475	423
Euros	1/9/2015	Citibank	$8,193	€6,472	361
Euros	1/9/2015	Bank of America, N.A.	$8,123	€6,440	330
Euros	1/9/2015	HSBC Bank	$3,644	€2,878	161
Euros	1/9/2015	HSBC Bank	$8,857	€7,200	144
Euros	1/12/2015	UBS AG	$5,263	€4,150	240
Euros	1/15/2015	HSBC Bank	$5,955	€4,810	133
Euros	1/22/2015	Citibank	$5,299	€4,260	143
Euros	1/22/2015	JPMorgan Chase	$3,022	€2,430	81
Euros	1/29/2015	UBS AG	$13,314	€10,925	90
Euros	1/29/2015	UBS AG	$11,535	€9,475	66
Euros	3/3/2015	JPMorgan Chase	$11,648	€9,320	364
Euros	3/4/2015	HSBC Bank	$5,837	€4,710	135
Euros	3/23/2015	Citibank	£2,317	€2,950	36
Euros	3/23/2015	Bank of America, N.A.	$3,122	€2,550	34
Euros	3/27/2015	UBS AG	$22,209	€18,200	169
Hungarian forints	1/12/2015	Bank of America, N.A.	$2,619	HUF648,000	142
Hungarian forints	1/15/2015	UBS AG	€6,647	HUF2,043,400	237
Hungarian forints	1/29/2015	Citibank	€19,908	HUF6,170,000	533
Hungarian forints	2/19/2015	HSBC Bank	€2,421	HUF742,740	96
Indonesian rupiah	1/8/2015	JPMorgan Chase	$3,886	IDR47,992,000	17

100	American Funds Insurance Series

Global Bond Fund

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Mexican pesos	1/28/2015	Citibank	$6,965	MXN101,575	$93
Mexican pesos	1/29/2015	Bank of America, N.A.	$6,365	MXN93,800	19
Mexican pesos	2/23/2015	HSBC Bank	$17,891	MXN245,300	1,321
Mexican pesos	3/10/2015	Bank of America, N.A.	$2,701	MXN39,260	52
Mexican pesos	3/11/2015	Citibank	$5,583	MXN80,730	135
Norwegian kroner	1/9/2015	HSBC Bank	$6,784	NKr48,700	252
Norwegian kroner	1/15/2015	HSBC Bank	$7,821	NKr57,100	163
Norwegian kroner	1/22/2015	HSBC Bank	€6,211	NKr57,700	(220)
Norwegian kroner	1/23/2015	UBS AG	€6,479	NKr58,600	(15)
Russian rubles	1/14/2015	Citibank	$342	RUB19,300	26
Russian rubles	1/16/2015	JPMorgan Chase	$5,403	RUB294,100	608
South African rand	1/23/2015	UBS AG	$4,186	ZAR49,500	(77)
Swedish kronor	1/7/2015	UBS AG	€969	SKr8,917	28
Swedish kronor	1/27/2015	JPMorgan Chase	€909	SKr8,430	19
Swedish kronor	3/17/2015	Citibank	$5,013	SKr38,340	93
					$7,068
Forward currency contracts — net					$835

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $80,433,000 over the prior six-month period.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2014 (000)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8065%	7/29/2019	$50,000	$272
Pay	LCH.Clearnet	6-month EURIBOR	1.4385	11/6/2029	2,800	(149)
Pay	LCH.Clearnet	6-month EURIBOR	1.4217	11/24/2029	6,000	(298)
						$(175)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	A portion or all of the security purchased on a TBA basis.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $284,687,000, which represented 11.02% of the net assets of the fund.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,587,000, which represented .18% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series	101

High-Income Bond Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 89.08%	Principal amount (000)	Value (000)
Corporate bonds & notes 86.38%
Telecommunication services 15.03%
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	$1,250	$1,506
Digicel Group Ltd. 8.25% 2020[1]	17,300	16,867
Digicel Group Ltd. 6.00%–7.13% 2021–2022[1]	8,900	8,328
Frontier Communications Corp. 6.25%–9.25% 2018–2025	24,725	27,131
Intelsat Jackson Holding Co. 7.25% 2020	1,100	1,165
Intelsat Jackson Holding Co. 6.625% 2022	22,350	23,076
Intelsat Luxembourg Holding Co. 6.75% 2018	1,470	1,507
MetroPCS Wireless, Inc. 6.25% 2021	16,950	17,412
MetroPCS Wireless, Inc. 6.625% 2023	19,150	19,705
NII Capital Corp. 7.63%–11.38% 2016–2021[1,2]	62,635	25,837
Numericable Group SA, First Lien, 4.875% 2019[1]	18,800	18,706
Numericable Group SA 6.00%–6.25% 2022–2024[1]	9,350	9,414
Sprint Nextel Corp. 7.00% 2020	28,050	28,190
Sprint Nextel Corp. 7.25% 2021	9,900	9,863
Sprint Nextel Corp. 7.88%–11.50% 2021–2023	7,000	8,011
T-Mobile US, Inc. 6.375% 2025	9,400	9,574
T-Mobile US, Inc. 6.54%–6.73% 2020–2022	9,879	10,228
Trilogy International Partners, LLC 10.25% 2016[1]	12,675	12,723
Wind Acquisition SA 4.75% 2020[1]	7,575	7,102
Wind Acquisition SA 7.375% 2021[1]	18,000	17,033
Other securities		21,491
		294,869

Health care 14.64%
DJO Finance LLC 7.75% 2018	12,070	11,768
DJO Finance LLC 8.75%–9.88% 2017–2018	12,295	12,474
HCA Inc. 3.75% 2019	16,135	16,196
HCA Inc. 5.00%–6.50% 2020–2024	7,730	8,318
inVentiv Health Inc, Term Loan B4, 7.75% 2018[3,4,5]	7,585	7,561
inVentiv Health Inc. 9.00% 2018[1]	10,775	11,044
inVentiv Health Inc. 11.00% 2018[1]	12,092	10,568
inVentiv Health Inc. 12.00% 2018[1,3,6]	17,376	16,420
Kinetic Concepts, Inc. 10.50% 2018	22,795	24,847
Kinetic Concepts, Inc. 12.50% 2019	15,330	17,016
Multiplan Inc., Term Loan B, 3.75% 2021[3,4,5]	13,777	13,424
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[3,4,5]	10,599	10,447
VPI Escrow Corp. 6.75% 2018[1]	14,755	15,733
VPI Escrow Corp. 6.38%–7.50% 2020–2021[1]	9,370	9,844
VWR Funding, Inc. 7.25% 2017	10,770	11,295
Other securities		90,428
		287,383

Industrials 12.76%
Altegrity, Inc. 9.50% 2019[1]	12,225	11,644
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	25,580	21,231
Builders Firstsource 7.625% 2021[1]	10,600	10,891
CEVA Group PLC 4.00%–9.00% 2018–2021[1]	9,900	8,928
CEVA Group PLC, LOC, 6.50% 2021[3,4,5]	2,140	2,011
CEVA Group PLC, Term Loan 6.50% 2021[3,4,5]	5,716	5,372
Euramax International, Inc. 9.50% 2016	10,390	9,715
Ply Gem Industries, Inc. 6.50% 2022	16,450	15,525
Ply Gem Industries, Inc. 6.50% 2022[1]	4,800	4,488
Other securities		160,596
		250,401

102	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Consumer discretionary 12.52%
Boyd Gaming Corp. 9.125% 2018	$9,190	$9,466
Boyd Gaming Corp. 9.00% 2020	11,000	11,316
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	13,400	13,936
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	12,625	12,846
DISH DBS Corp. 4.25% 2018	18,675	19,119
DISH DBS Corp. 5.13%–7.88% 2019–2020	6,950	7,108
Warner Music Group 5.625% 2022[1]	12,500	12,156
Warner Music Group 6.75%–13.75% 2019–2022[1]	8,725	8,277
Other securities		151,521
		245,745

Energy 9.50%
NGPL PipeCo LLC 7.119% 2017[1]	6,715	6,631
NGPL PipeCo LLC 9.625% 2019[1]	16,825	16,951
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[3,4,5]	1,786	1,728
Peabody Energy Corp. 6.00% 2018	21,470	19,591
Peabody Energy Corp. 6.25%–7.38% 2016–2021	6,670	5,806
Other securities		135,732
		186,439

Materials 8.37%
ArcelorMittal 7.25% 2041[3]	9,960	10,109
First Quantum Minerals Ltd. 6.75% 2020[1]	16,543	15,054
First Quantum Minerals Ltd. 7.00% 2021[1]	17,343	15,695
First Quantum Minerals Ltd. 7.25% 2022[1]	1,275	1,151
FMG Resources 6.00% 2017[1]	25,865	24,814
FMG Resources 6.88%–8.25% 2018–2019[1,4]	5,966	5,431
JMC Steel Group Inc. 8.25% 2018[1]	17,250	16,452
Reynolds Group Inc. 5.75% 2020	29,965	30,864
Reynolds Group Inc. 7.13%–9.88% 2019	5,915	6,275
Other securities		38,338
		164,183

Information technology 7.57%
Alcatel-Lucent USA Inc. 4.625% 2017[1]	9,650	9,795
Alcatel-Lucent USA Inc. 6.75% 2020[1]	5,880	6,236
Alcatel-Lucent USA Inc. 8.875% 2020[1]	10,090	11,023
First Data Corp. 11.75% 2021	17,195	19,817
First Data Corp. 12.625% 2021	10,804	12,857
First Data Corp. 8.25%–8.75% 2021–2022[1,3,6]	6,058	6,517
Freescale Semiconductor, Inc. 5.00% 2021[1]	9,000	9,045
Freescale Semiconductor, Inc. 6.00% 2022[1]	14,575	15,267
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[3,4,5]	5,433	5,311
NXP BV and NXP Funding LLC 3.75% 2018[1]	9,900	9,950
SRA International, Inc. 11.00% 2019	7,835	8,364
SRA International, Inc., Term Loan B, 6.50% 2018[3,4,5]	16,913	16,934
Other securities		17,484
		148,600

Financials 4.72%
CIT Group Inc. 3.875% 2019	13,340	13,340
CIT Group Inc. 4.25%–5.50% 2017–2019[1]	11,875	12,383
iStar Financial Inc. 4.00%–9.00% 2017–2019	22,180	21,950
Realogy Corp. 4.50% 2019[1]	9,950	9,900
Other securities		35,062
		92,635

Other 1.27%
Other securities		24,848

Total corporate bonds & notes		1,695,103

American Funds Insurance Series	103

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Other bonds & notes 2.70%
Other securities		$53,008

Total bonds, notes & other debt instruments (cost: $1,826,064,000)		1,748,111

Convertible bonds 0.30%
Other 0.30%
Other securities		5,888

Total convertible bonds (cost: $7,127,000)		5,888

Convertible stocks 1.02%	Shares
Industrials 0.33%
CEVA Group PLC, Series A-1, 3.253% convertible preferred[7]	4,788	4,788
CEVA Group PLC, Series A-2, 2.253% convertible preferred[7,8]	2,211	1,714
		6,502

Other 0.69%
Other securities		13,440

Total convertible stocks (cost: $19,628,000)		19,942

Preferred securities 0.04%
Financials 0.04%
Other securities		798

Total preferred securities (cost: $751,000)		798

Common stocks 0.80%
Industrials 0.22%
CEVA Group PLC[1,7,9]	5,622	4,357
Other securities		13
		4,370

Other 0.58%
Other securities		11,437

Total common stocks (cost: $25,260,000)		15,807

Short-term securities 5.26%	Principal amount (000)
Abbott Laboratories 0.11% due 2/26/2015[1]	$35,000	34,994
Chevron Corp. 0.12% due 3/11/2015[1]	34,700	34,689
General Electric Co. 0.10% due 1/2/2015	26,000	26,000
Other securities		7,499

Total short-term securities (cost: $103,183,000)		103,182
Total investment securities 96.50% (cost: $1,982,013,000)		1,893,728
Other assets less liabilities 3.50%		68,748

Net assets 100.00%		$1,962,476

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

104	American Funds Insurance Series

High-Income Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $8,536,000 over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	1/12/2015	Bank of New York Mellon	$6,840	€5,500	$184
Euros	1/23/2015	UBS AG	$1,088	€875	29
South African rand	1/16/2015	HSBC Bank	$720	ZAR8,100	21
					$234

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $797,716,000, which represented 40.65% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Coupon rate may change periodically.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $137,417,000, which represented .07% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $24,973,000, which represented 1.27% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[9]	Security did not produce income during the last 12 months.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	dates	(000)	(000)	assets
CEVA Group PLC, Series A-2, 2.253% convertible preferred	3/10/2010–1/23/2012	$2,214	$1,714	.09%
Other private placement securities	9/17/2009–7/24/2014	10,066	1,477	.08
Total private placement securities		$12,280	$3,191	.17%

Key to abbreviations and symbol

LOC = Letter of credit

€ = Euros

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	105

Mortgage Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 98.55%	Principal amount (000)	Value (000)
Mortgage-backed obligations 54.01%
Federal agency mortgage-backed obligations 44.25%
Fannie Mae 5.00% 2036[1]	$540	$586
Fannie Mae 3.50% 2045[1,2]	49,979	52,078
Fannie Mae 3.50% 2045[1,2]	5,000	5,196
Fannie Mae 4.50% 2045[1,2]	7,500	8,141
Freddie Mac 5.00% 2034[1]	3,267	3,608
Freddie Mac 3.50% 2045[1,2]	6,000	6,236
Government National Mortgage Assn. 5.50% 2040[1]	5,246	5,920
Government National Mortgage Assn. 5.00% 2041[1]	2,628	2,882
Government National Mortgage Assn. 6.50% 2041[1]	1,958	2,149
Government National Mortgage Assn. 3.50% 2043[1]	2,971	3,122
Government National Mortgage Assn. 3.50% 2043[1]	2,830	2,978
Government National Mortgage Assn. 3.50% 2043[1]	2,649	2,786
Government National Mortgage Assn. 3.50% 2043[1]	2,313	2,434
Government National Mortgage Assn. 3.50% 2043[1]	2,053	2,157
Government National Mortgage Assn. 4.00% 2044[1]	14,615	15,703
Government National Mortgage Assn. 4.00% 2044[1]	10,000	10,740
Government National Mortgage Assn. 4.00% 2044[1]	2,562	2,749
Government National Mortgage Assn. 4.25% 2044[1]	2,366	2,569
Government National Mortgage Assn. 3.50%–6.00% 2034–2044[1]	12,069	12,705
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	5,596	5,822
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	1,548	1,654
Other securities		354
		152,569

Commercial mortgage-backed securities 9.76%
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[1]	4,766	5,027
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[1]	4,699	5,029
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[1,3]	2,757	3,007
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A1A, 5.739% 2043[1,3]	1,898	2,009
Other securities		18,577
		33,649

Total mortgage-backed obligations		186,218

U.S. Treasury bonds & notes 21.56%
U.S. Treasury inflation-protected securities 11.40%
U.S. Treasury Inflation-Protected Security 1.875% 2015[4]	1,312	1,316
U.S. Treasury Inflation-Protected Security 0.125% 2016[4]	2,689	2,682
U.S. Treasury Inflation-Protected Security 2.00% 2016[4]	2,991	3,036
U.S. Treasury Inflation-Protected Security 0.125% 2019[4]	9,120	9,039
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	10,350	10,015
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	11,576	13,231
		39,319

U.S. Treasury 10.16%
U.S. Treasury 1.50% 2019	5,000	4,968
U.S. Treasury 1.50% 2019	1,500	1,491
U.S. Treasury 1.625% 2019[5]	24,000	24,064
U.S. Treasury 1.625% 2019	2,000	2,002
U.S. Treasury 1.75% 2019	2,500	2,514
		35,039

Total U.S. Treasury bonds & notes		74,358

Federal agency bonds & notes 17.17%
Fannie Mae 1.75% 2019	21,900	21,957
Federal Home Loan Bank 0.50% 2016	13,285	13,257
Federal Home Loan Bank 2.00% 2016	2,215	2,265
Freddie Mac 0.875% 2017	8,200	8,223

106	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,3]	$4,722	$4,969
Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,3]	1,250	1,316
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,210
		59,197

Asset-backed obligations 5.81%
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class B, 1.66% 2018[1]	2,000	2,011
Flagstar Home Equity Loan Trust, Series 2006-2A, Class A, FSA insured, 0.315% 2019[1,3,6]	2,882	2,803
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[1]	2,000	2,022
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94% 2016[1]	3,250	3,295
Santander Drive Auto Receivables Trust, Series 2013-5, Class B, 1.55% 2018[1]	2,285	2,293
Santander Drive Auto Receivables Trust, Series 2013-1, Class B, 1.16% 2019[1]	4,124	4,137
Other securities		3,484
		20,045

Total bonds, notes & other debt instruments (cost: $335,972,000)		339,818

Short-term securities 21.69%
ExxonMobil Corp. 0.08% due 1/22/2015	7,200	7,199
Fannie Mae 0.08%–0.10% due 3/2/2015–5/18/2015	15,100	15,096
Federal Farm Credit Banks 0.14% due 7/15/2015	5,000	4,996
Federal Home Loan Bank 0.07%–0.12% due 2/11/2015–3/13/2015	28,000	27,999
General Electric Co. 0.10% due 1/2/2015	8,400	8,400
John Deere Financial Ltd. 0.10% due 1/12/2015[6]	3,100	3,100
National Rural Utilities Cooperative Finance Corp. 0.11% due 1/16/2015	8,000	8,000

Total short-term securities (cost: $74,786,000)		74,790
Total investment securities 120.24% (cost: $410,758,000)		414,608
Other assets less liabilities (20.24)%		(69,800)

Net assets 100.00%		$344,808

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	107

Mortgage Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $99,650,000 over the prior 12-month period.

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.6425%	10/30/2016	$60,000	$182
Pay	LCH.Clearnet	3-month USD-LIBOR	1.139	11/6/2017	27,600	75
Pay	LCH.Clearnet	3-month USD-LIBOR	1.039	11/26/2017	800	5
Receive	LCH.Clearnet	3-month USD-LIBOR	1.789	6/20/2019	6,150	33
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7945	6/20/2019	3,800	22
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7905	6/20/2019	1,550	9
Receive	LCH.Clearnet	3-month USD-LIBOR	1.732	6/27/2019	8,500	24
Receive	LCH.Clearnet	3-month USD-LIBOR	1.821	7/31/2019	8,000	49
Receive	LCH.Clearnet	3-month USD-LIBOR	1.799	8/8/2019	8,000	39
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7255	8/19/2019	15,000	20
Receive	LCH.Clearnet	3-month USD-LIBOR	1.9225	9/25/2019	15,000	142
Receive	LCH.Clearnet	3-month USD-LIBOR	1.675	10/30/2019	67,500	(173)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6625	12/18/2019	3,500	(16)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.898	9/23/2023	5,000	286
Pay	LCH.Clearnet	3-month USD-LIBOR	2.421	10/30/2024	3,000	(42)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.199	12/18/2024	3,500	25
Pay	LCH.Clearnet	3-month USD-LIBOR	3.34	6/27/2044	3,500	(479)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.206	7/31/2044	2,000	(218)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.238	8/8/2044	2,000	(231)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2265	9/25/2044	3,000	(339)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.035	10/30/2044	3,000	(218)
						$(805)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	A portion or all of the security purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,638,000, which represented .77% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $9,559,000, which represented 2.77% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

108	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 91.37%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 50.26%
U.S. Treasury 38.55%
U.S. Treasury 1.50% 2016[1]	$42,150	$42,792
U.S. Treasury 0.625% 2017	26,000	25,749
U.S. Treasury 0.75% 2017	25,750	25,653
U.S. Treasury 0.875% 2017	44,400	44,459
U.S. Treasury 2.75% 2017	24,000	25,094
U.S. Treasury 1.25% 2018	32,425	32,217
U.S. Treasury 1.25% 2018	25,975	25,786
U.S. Treasury 1.375% 2018	64,000	64,065
U.S. Treasury 1.50% 2018	25,700	25,823
U.S. Treasury 1.50% 2019	43,775	43,496
U.S. Treasury 1.50% 2019	25,775	25,789
U.S. Treasury 1.50% 2019	25,330	25,273
U.S. Treasury 1.625% 2019	144,450	144,834
U.S. Treasury 1.625% 2019	140,000	140,230
U.S. Treasury 1.625% 2019	25,825	25,852
U.S. Treasury 3.625% 2019	56,500	61,638
U.S. Treasury 2.25% 2021	103,575	105,748
U.S. Treasury 1.625% 2022	46,698	45,288
U.S. Treasury 1.625% 2022	41,728	40,568
U.S. Treasury 1.75% 2022	63,000	61,935
U.S. Treasury 2.75% 2023	52,000	54,722
U.S. Treasury 1.00%–6.25% 2016–2044	246,209	252,146
		1,339,157

U.S. Treasury inflation-protected securities 11.71%
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	44,538	44,138
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	75,002	72,574
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	72,228	72,881
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	120,064	137,228
U.S. Treasury Inflation-Protected Security 0.13%–2.00% 2015–2043[2]	80,699	79,996
		406,817

Total U.S. Treasury bonds & notes		1,745,974

Mortgage-backed obligations 23.51%
Federal agency mortgage-backed obligations 23.51%
Fannie Mae 3.50% 2045[3,4]	114,850	119,674
Fannie Mae 4.50% 2045[3,4]	118,880	128,810
Fannie Mae 4.50% 2045[3,4]	73,420	79,691
Fannie Mae 0%–10.01% 2017–2045[3,4,5]	76,121	81,943
Freddie Mac 4.00% 2044[3]	36,092	38,749
Freddie Mac 4.50% 2045[3,4]	30,000	32,514
Freddie Mac 0%–6.00% 2016–2045[3,4,5]	71,794	77,075
Government National Mortgage Assn. 4.00% 2044[3]	60,673	65,109
Government National Mortgage Assn. 4.00% 2044[3]	40,419	43,412
Government National Mortgage Assn. 4.50% 2045[3,4]	24,500	26,769
Government National Mortgage Assn. 3.00%–6.50% 2026–2058[3,5]	73,127	79,611
Vendee Mortgage Trust 3.75%–4.25% 2033–2035[3]	38,158	40,344
Other securities		2,857
		816,558

Federal agency bonds & notes 17.60%
Fannie Mae 0.48%–7.13% 2015–2030[3,5]	46,220	49,395
Federal Farm Credit Banks 0.60% 2017	41,774	41,491
Federal Farm Credit Banks 0.21%–0.22% 2017[5]	13,621	13,624
Federal Home Loan Bank 0.375% 2015	34,750	34,776
Federal Home Loan Bank, Series 2816, 1.00% 2017	56,095	56,164
Federal Home Loan Bank 1.75% 2018	38,000	38,326
Federal Home Loan Bank 0.38%–5.50% 2015–2036	60,390	62,104
Freddie Mac 0.54%–3.75% 2015–2024[3,5]	94,713	96,230

American Funds Insurance Series	109

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes (continued)
Tennessee Valley Authority, Series A, 3.875% 2021	$32,975	$36,244
Tennessee Valley Authority 1.88%–5.88% 2022–2060	27,450	30,016
TVA Southaven 3.846% 2033[3]	1,692	1,799
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	22,750	23,054
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	90,640
United States Agency for International Development, Ukraine, 1.844% 2019	1,445	1,458
Other securities		36,187
		611,508

Total bonds, notes & other debt instruments (cost: $3,125,272,000)		3,174,040

Short-term securities 20.46%
Abbott Laboratories 0.11% due 1/22/2015–3/2/2015[6]	50,000	49,994
Chevron Corp. 0.12%–0.14% due 3/11/2015–4/14/2015[6]	75,000	74,968
Coca-Cola Co. 0.11%–0.18% due 2/20/2015–5/8/2015[6]	95,000	94,963
Emerson Electric Co. 0.10%–0.11% due 1/28/2015–3/4/2015[6]	55,400	55,391
ExxonMobil Corp. 0.08%–0.10% due 1/22/2015–2/10/2015	51,000	50,994
Federal Farm Credit Banks 0.10%–0.14% due 1/28/2015–7/15/2015	47,750	47,732
General Electric Co. 0.10% due 1/2/2015	27,400	27,400
Harvard University 0.11% due 1/16/2015	30,198	30,197
John Deere Capital Corp. 0.10% due 1/14/2015[6]	50,000	49,997
John Deere Financial Ltd. 0.09%–0.10% due 1/7/2015–1/14/2015[6]	36,400	36,399
Procter & Gamble Co. 0.08%–0.15% due 1/7/2015–2/9/2015[6]	69,800	69,796
Regents of the University of California 0.12% due 2/13/2015	40,000	39,995
Other securities		82,893

Total short-term securities (cost: $710,730,000)		710,719
Total investment securities 111.83% (cost: $3,836,002,000)		3,884,759
Other assets less liabilities (11.83)%		(410,946)

Net assets 100.00%		$3,473,813

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $782,986,000 over the prior 12-month period.

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.4975%	1/8/2016	$25,000	$14
Pay	LCH.Clearnet	3-month USD-LIBOR	0.796	9/24/2016	40,000	(20)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.7875	9/29/2016	56,400	(14)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.644	10/27/2016	16,000	47
Pay	LCH.Clearnet	3-month USD-LIBOR	0.6365	10/29/2016	21,250	67
Pay	LCH.Clearnet	3-month USD-LIBOR	1.32125	1/8/2018	15,000	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.314	5/20/2018	20,000	64
Pay	LCH.Clearnet	3-month USD-LIBOR	1.49	11/29/2018	25,000	53
Receive	LCH.Clearnet	3-month USD-LIBOR	1.789	6/20/2019	138,700	754

110	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7945%	6/20/2019	$86,600	$492
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7905	6/20/2019	34,700	191
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8065	7/29/2019	70,000	381
Receive	LCH.Clearnet	3-month USD-LIBOR	1.821	7/31/2019	64,000	392
Receive	LCH.Clearnet	3-month USD-LIBOR	1.799	8/8/2019	64,000	312
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	8/11/2019	133,000	476
Receive	LCH.Clearnet	3-month USD-LIBOR	1.773	8/11/2019	127,000	457
Receive	LCH.Clearnet	3-month USD-LIBOR	1.956	9/24/2019	15,000	166
Receive	LCH.Clearnet	3-month USD-LIBOR	1.9225	9/25/2019	52,000	494
Receive	LCH.Clearnet	3-month USD-LIBOR	1.925	9/29/2019	40,000	373
Receive	LCH.Clearnet	3-month USD-LIBOR	1.664	10/27/2019	20,000	(63)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.649	10/29/2019	25,000	(95)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	11/14/2019	75,004	116
Receive	LCH.Clearnet	3-month USD-LIBOR	1.77	11/14/2019	69,996	100
Receive	LCH.Clearnet	3-month USD-LIBOR	1.785	1/2/2020	48,000	47
Pay	LCH.Clearnet	3-month USD-LIBOR	2.33565	4/11/2021	35,000	(801)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.74125	11/22/2023	15,000	(664)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.5315	9/8/2024	6,400	(154)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.645	9/29/2024	10,250	(348)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.415	10/27/2024	8,000	(105)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.526	11/10/2024	14,850	(341)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.34	6/27/2044	45,000	(6,161)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.206	7/31/2044	16,000	(1,743)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.238	8/8/2044	16,000	(1,846)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.014	10/29/2044	3,750	(255)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7045	1/2/2045	12,000	(12)
						$(7,637)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $20,696,000, which represented .60% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	A portion or all of the security purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $463,583,000, which represented 13.35% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series	111

Cash Management Fund

Investment portfolio December 31, 2014

Short-term securities 98.79%	Principal amount (000)	Value (000)
Federal agency discount notes 48.70%
Fannie Mae 0.03%–0.09% due 1/2/2015–5/18/2015	$58,660	$58,653
Federal Home Loan Bank 0.05%–0.11% due 1/14/2015–3/25/2015	68,650	68,649
Freddie Mac 0.05%–0.10% due 1/20/2015–5/8/2015	52,315	52,308
International Bank for Reconstruction and Development 0.07% due 1/26/2015	5,000	5,000
Tennessee Valley Authority 0.06% due 1/6/2015	7,800	7,800
		192,410
U.S. Treasury bonds & notes 33.28%
U.S. Treasury Bills 0.02%–0.06% due 1/2/2015–5/14/2015	131,500	131,497

Commercial paper 16.81%
CAFCO, LLC 0.12% due 1/16/2015	10,000	9,999
Emerson Electric Co. 0.16% due 3/2/2015[1]	5,000	4,999
Gotham Funding Corp. 0.15% due 1/16/2015[1]	10,000	9,999
John Deere Capital Corp. 0.12% due 2/12/2015[1]	10,600	10,598
KfW 0.11% due 1/16/2015[1]	7,000	7,000
Regents of the University of California 0.12% due 2/23/2015	10,000	9,998
Sumitomo Mitsui Banking Corp. 0.16% due 1/6/2015[1]	13,800	13,800
		66,393

Total short-term securities (cost: $390,286,000)		390,300

Bonds, notes & other debt instruments 1.27%
U.S. Treasury bonds & notes 1.27%
U.S. Treasury 0.093% 2016[2]	5,000	4,997

Total bonds, notes & other debt instruments (cost: $4,995,000)		4,997
Total investment securities 100.06% (cost: $395,281,000)		395,297
Other assets less liabilities (0.06)%		(232)

Net assets 100.00%		$395,065

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $46,396,000, which represented 11.74% of the net assets of the fund.
[2]	Coupon rate may change periodically.

See Notes to Financial Statements

112	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2014

Growth funds 93.58%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	925,445	$74,175

Total growth funds (cost: $72,153,000)		74,175

Short-term securities 4.56%
Government Cash Management Fund	3,614,218	3,614

Total short-term securities (cost: $3,615,000)		3,614
Total investment securities 98.14% (cost: $75,768,000)		77,789
Other assets less liabilities 1.86%		1,475

Net assets 100.00%		$79,264

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $8,706,000 over the prior 12-month period.

					Unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2014
	Clearinghouse	contracts	Expiration	(000)	(000)
S&P 500 E-mini Index Contracts	CME Exchange	95	March 2015	$9,472	$(277)
Russell 2000 Mini Index Contracts	ICE Exchange	20	March 2015	2,295	(106)
Euro Stoxx 50 Index Contracts	Eurex Exchange	21	March 2015	770	(21)
S&P Mid 400 E-mini Index Contracts	CME Exchange	5	March 2015	695	(29)
Euro Currency Contracts	CME Exchange	4	March 2015	622	16
FTSE 100 Index Contracts	LIFFE Exchange	5	March 2015	485	(20)
British Pound Currency Contracts	CME Exchange	4	March 2015	392	3
Japanese Yen Currency Contracts	CME Exchange	3	March 2015	317	3
Nikkei 225 (OSE) Index Contracts	OSE Exchange	2	March 2015	289	1
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	4	March 2015	183	(8)
					$(438)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – Growth Fund, Class 1	335,489	728,347	138,391	925,445	$901	$74,175

See Notes to Financial Statements

American Funds Insurance Series	113

Managed Risk International Fund

Investment portfolio December 31, 2014

Growth funds 94.05%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	2,130,911	$43,365

Total growth funds (cost: $44,843,000)		43,365

Short-term securities 4.63%
Government Cash Management Fund	2,134,483	2,134

Total short-term securities (cost: $2,134,000)		2,134
Total investment securities 98.68% (cost: $46,977,000)		45,499
Other assets less liabilities 1.32%		608

Net assets 100.00%		$46,107

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $6,286,000 over the prior 12-month period.

					Unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2014
	Clearinghouse	contracts	Expiration	(000)	(000)
Euro Stoxx 50 Index Contracts	Eurex Exchange	78	March 2015	$2,844	$(94)
Euro Currency Contracts	CME Exchange	13	March 2015	2,017	49
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	28	March 2015	1,282	(58)
FTSE 100 Index Contracts	LIFFE Exchange	8	March 2015	779	(30)
Nikkei 225 (OSE) Index Contracts	OSE Exchange	5	March 2015	711	(9)
British Pound Currency Contracts	CME Exchange	5	March 2015	488	2
Japanese Yen Currency Contracts	CME Exchange	4	March 2015	427	9
Russell 2000 Mini Index Contracts	ICE Exchange	3	March 2015	342	(18)
					$(149)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – International Fund, Class 1	741,709	1,700,837	311,635	2,130,911	$700	$43,365

See Notes to Financial Statements

114	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2014

Growth-and-income funds 93.20%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	6,224,439	$91,437

Total growth-and-income funds (cost: $87,162,000)		91,437

Short-term securities 5.54%
Government Cash Management Fund	5,435,970	5,436

Total short-term securities (cost: $5,436,000)		5,436
Total investment securities 98.74% (cost: $92,598,000)		96,873
Other assets less liabilities 1.26%		1,234

Net assets 100.00%		$98,107

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $6,217,000 over the prior 12-month period.

					Unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2014
	Clearinghouse	contracts	Expiration	(000)	(000)
S&P 500 E-mini Index Contracts	CME Exchange	76	March 2015	$7,683	$(115)
FTSE 100 Index Contracts	LIFFE Exchange	2	March 2015	198	(4)
Euro Currency Contracts	CME Exchange	1	March 2015	154	3
Euro Stoxx 50 Index Contracts	Eurex Exchange	4	March 2015	149	(2)
Nikkei 225 (OSE) Index Contracts	OSE Exchange	1	March 2015	146	2
Russell 2000 Mini Index Contracts	ICE Exchange	1	March 2015	114	(6)
Japanese Yen Currency Contracts	CME Exchange	1	March 2015	107	2
British Pound Currency Contracts	CME Exchange	1	March 2015	98	— *
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	1	March 2015	47	(1)
					$(121)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	1,896,886	5,108,864	781,311	6,224,439	$2,611	$91,437

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series	115

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2014

Growth-and-income funds 92.94%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	1,334,756	$70,421

Total growth-and-income funds (cost: $68,649,000)		70,421

Short-term securities 6.29%
Government Cash Management Fund	4,764,642	4,765

Total short-term securities (cost: $4,764,000)		4,765
Total investment securities 99.23% (cost: $73,413,000)		75,186
Other assets less liabilities 0.77%		580

Net assets 100.00%		$75,766

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $6,065,000 over the prior 12-month period.

					Unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2014
	Clearinghouse	contracts	Expiration	(000)	(000)
S&P 500 E-mini Index Contracts	CME Exchange	42	March 2015	$4,175	$(135)
Russell 2000 Mini Index Contracts	ICE Exchange	4	March 2015	456	(24)
Euro Stoxx 50 Index Contracts	Eurex Exchange	10	March 2015	365	(12)
Euro Currency Contracts	CME Exchange	2	March 2015	312	9
FTSE 100 Index Contracts	LIFFE Exchange	3	March 2015	290	(13)
S&P Mid 400 E-mini Index Contracts	CME Exchange	2	March 2015	279	(11)
British Pound Currency Contracts	CME Exchange	2	March 2015	196	1
Nikkei 225 (OSE) Index Contracts	OSE Exchange	1	March 2015	140	(4)
Japanese Yen Currency Contracts	CME Exchange	1	March 2015	106	2
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	2	March 2015	91	(5)
					$(192)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – Growth-Income Fund, Class 1	449,118	1,117,879	232,241	1,334,756	$957	$70,421

See Notes to Financial Statements

116	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2014

Asset allocation funds 93.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	86,231,073	$1,916,917

Total asset allocation funds (cost: $1,885,280,000)		1,916,917

Short-term securities 6.57%
Government Cash Management Fund	135,125,280	135,125

Total short-term securities (cost: $135,125,000)		135,125
Total investment securities 99.76% (cost: $2,020,405,000)		2,052,042
Other assets less liabilities 0.24%		4,927

Net assets 100.00%		$2,056,969

Futures contracts

The fund did not hold any futures contracts as of December 31, 2014. The average month-end notional amount of open futures contracts while held was $61,765,000 over the prior 12-month period.

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	37,702,567	50,634,043	2,105,537	86,231,073	$30,954	$1,916,917

See Notes to Financial Statements

American Funds Insurance Series	117

Financial statements

Statements of assets and liabilities
at December 31, 2014

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,556,893	$4,079,588	$22,532,317	$7,687,281	$2,581,584
Affiliated issuers	—	83,253	241,558	—	—
Cash denominated in currencies other than U.S. dollars	19	24	—	—	—
Cash	91	29	123	124	109
Unrealized appreciation on open forward currency contracts	1,368	408	—	4,101	685
Receivables for:
Sales of investments	6,727	1,327	35,349	6,608	3,470
Sales of fund’s shares	6,306	1,295	1,895	15,299	2,346
Dividends and interest	7,817	2,412	17,561	13,595	5,590
Closed forward currency contracts	—	—	—	—	27
Deposits at brokers for futures contracts	—	—	—	—	—
Variation margin	—	—	—	—	—
Other	—	—	—	—	—
	5,579,221	4,168,336	22,828,803	7,727,008	2,593,811
Liabilities:
Unrealized depreciation on open forward currency contracts	—	1	—	—	119
Payables for:
Purchases of investments	29	1,709	22,694	2,208	4,510
Repurchases of fund’s shares	6,405	2,833	32,491	5,083	785
Investment advisory services	2,497	2,442	6,332	3,308	1,607
Services provided by related parties	910	615	3,510	1,017	269
Trustees’ deferred compensation	53	33	500	222	19
Closed forward currency contracts	—	—	—	—	—
Variation margin	—	—	—	—	—
Other	482	159	311	3,316	5,024
	10,376	7,792	65,838	15,154	12,333
Net assets at December 31, 2014	$5,568,845	$4,160,544	$22,762,965	$7,711,854	$2,581,478
Net assets consist of:
Capital paid in on shares of beneficial interest	$3,642,850	$2,926,683	$10,975,371	$5,824,671	$2,329,810
Undistributed (distributions in excess of) net investment income	4,840	(20,757)	25,981	(24,827)	(12,575)
Undistributed (accumulated) net realized gain (loss)	539,464	330,350	4,459,410	437,846	148,966
Net unrealized appreciation (depreciation)	1,381,691	924,268	7,302,203	1,474,164	115,277
Net assets at December 31, 2014	$5,568,845	$4,160,544	$22,762,965	$7,711,854	$2,581,478
Investment securities, at cost:
Unaffiliated issuers	$4,176,153	$3,121,166	$15,264,257	$6,214,414	$2,461,892
Affiliated issuers	—	117,738	207,177	—	—
Cash denominated in currencies other than U.S. dollars, at cost	19	24	—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

118	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$7,251,546	$1,862,763	$25,376,300	$1,004,469	$74,886	$17,941,405	$220,314	$10,812,683	$2,661,480
—	11,584	—	—	—	—	—	—	—
—	—	234	—	—	—	—	722	2
76	179	118	102	93	296	67	2,876	283
—	1,264	—	—	—	—	137	4,862	7,983

26,033	17,869	15,260	1,746	318	251,291	5,469	1,606,820	79,754
2,688	395	10,534	508	845	9,458	176	4,789	621
12,923	4,034	28,225	2,404	266	46,765	789	59,480	29,914
—	—	—	—	—	—	5	157	874
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	784	44
15	—	26	—	—	15	—	—	—
7,293,281	1,898,088	25,430,697	1,009,229	76,408	18,249,230	226,957	12,493,173	2,780,955

—	—	—	—	—	—	57	—	7,148

12,129	9,482	29,527	—	1,170	669,674	10,945	2,916,021	184,417
4,758	781	24,179	59	— *	8,695	2	1,943	752
2,457	968	5,771	552	30	4,118	122	2,977	1,160
864	377	3,319	66	12	1,331	40	1,058	319
43	15	567	3	— *	178	1	76	15
—	—	—	—	—	—	3	278	1,393
—	—	—	—	—	68	—	—	—
146	114	3,786	339	30	2,298	38	200	1,448
20,397	11,737	67,149	1,019	1,242	686,362	11,208	2,922,553	196,652
$7,272,884	$1,886,351	$25,363,548	$1,008,210	$75,166	$17,562,868	$215,749	$9,570,620	$2,584,303

$4,630,223	$1,661,463	$14,067,434	$946,878	$76,662	$12,690,641	$195,556	$9,216,219	$2,555,764
24,901	77	67,971	(1,634)	(109)	67,803	(358)	29,269	(357)
710,357	(83,891)	3,599,882	21,494	(327)	1,263,084	645	188,330	68,360
1,907,403	308,702	7,628,261	41,472	(1,060)	3,541,340	19,906	136,802	(39,464)
$7,272,884	$1,886,351	$25,363,548	$1,008,210	$75,166	$17,562,868	$215,749	$9,570,620	$2,584,303

$5,344,128	$1,545,692	$17,744,496	$962,716	$75,945	$14,390,845	$200,454	$10,672,917	$2,700,254
—	21,133	—	—	—	—	—	—	—
—	—	234	—	—	—	—	730	2

American Funds Insurance Series	119

Statements of assets and liabilities
at December 31, 2014

	High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,893,728	$414,608	$3,884,759	$395,297	$3,614
Affiliated issuers	—	—	—	—	74,175
Cash denominated in currencies other than U.S. dollars	—	—	—	—	—
Cash	3,406	106	344	105	496
Unrealized appreciation on open forward currency contracts	234	—	—	—	—
Receivables for:
Sales of investments	33,636	109,864	317,156	—	—
Sales of fund’s shares	476	399	4,834	2,058	149
Dividends and interest	35,323	875	11,401	1	—	*
Closed forward currency contracts	—	—	—	—	—
Deposits at brokers for futures contracts	—	—	—	—	887
Variation margin	—	138	708	—	151
Other	—	—	—	—	—
	1,966,803	525,990	4,219,202	397,461	79,472
Liabilities:
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Payables for:
Purchases of investments	2,193	180,971	743,612	—	131
Repurchases of fund’s shares	1,104	80	340	2,185	4
Investment advisory services	766	119	981	108	13
Services provided by related parties	209	11	398	77	60
Trustees’ deferred compensation	55	1	58	22	—	*
Closed forward currency contracts	—	—	—	—	—
Variation margin	—	—	—	—	—
Other	—	—	—	4	—	*
	4,327	181,182	745,389	2,396	208
Net assets at December 31, 2014	$1,962,476	$344,808	$3,473,813	$395,065	$79,264
Net assets consist of:
Capital paid in on shares of beneficial interest	$2,111,532	$336,794	$3,401,135	$395,071	$78,039
Undistributed (distributions in excess of) net investment income	16,634	732	5,404	(22)	60
Undistributed (accumulated) net realized gain (loss)	(77,593)	4,237	26,154	—	(418)
Net unrealized appreciation (depreciation)	(88,097)	3,045	41,120	16	1,583
Net assets at December 31, 2014	$1,962,476	$344,808	$3,473,813	$395,065	$79,264
Investment securities, at cost:
Unaffiliated issuers	$1,982,013	$410,758	$3,836,002	$395,281	$3,615
Affiliated issuers	—	—	—	—	72,153
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

120	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund

$2,134		$5,436		$4,765		$135,125
43,365		91,437		70,421		1,916,917
—		—		—		—
123		808		102		3,725
—		—		—		—

—		—		—		—
152		216		82		6,403
—	*	—	*	—	*	1
—		—		—		—
486		318		475		—
42		77		61		—
—		—		—		—
46,302		98,292		75,906		2,062,171

—		—		—		—

141		100		67		225
10		—	*	5		2,875
8		16		12		344
36		69		56		1,605
—	*	—	*	—	*	3
—		—		—		—
—		—		—		—
—	*	—	*	—	*	150
195		185		140		5,202
$46,107		$98,107		$75,766		$2,056,969

$47,900		$95,076		$74,564		$1,952,693
14		69		12		24,307
(180)		(1,192)		(391)		48,332
(1,627)		4,154		1,581		31,637
$46,107		$98,107		$75,766		$2,056,969

$2,134		$5,436		$4,764		$135,125
44,843		87,162		68,649		1,885,280
—		—		—		—

American Funds Insurance Series	121

Statements of assets and liabilities
at December 31, 2014

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$1,557,548	$1,411,143	$7,118,538	$3,281,804	$1,433,225
Shares outstanding	56,669	54,083	88,818	161,255	69,186
Net asset value per share	$27.48	$26.09	$80.15	$20.35	$20.72
Class 2:
Net assets	$3,991,976	$2,737,594	$15,413,097	$4,373,530	$1,083,831
Shares outstanding	146,252	106,750	193,040	215,569	52,766
Net asset value per share	$27.30	$25.64	$79.84	$20.29	$20.54
Class 3:
Net assets			$207,705	$38,257
Shares outstanding			2,581	1,877
Net asset value per share			$80.47	$20.38
Class 4:
Net assets	$19,321	$11,807	$23,625	$18,263	$64,422
Shares outstanding	707	455	296	903	3,133
Net asset value per share	$27.34	$25.92	$79.74	$20.23	$20.56

	High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$1,016,725	$291,907	$1,722,678	$48,812
Shares outstanding	96,429	27,291	138,875	4,326
Net asset value per share	$10.54	$10.70	$12.40	$11.28
Class 2:
Net assets	$929,443	$52,433	$1,716,883	$331,450
Shares outstanding	89,319	4,910	139,736	29,967
Net asset value per share	$10.41	$10.68	$12.29	$11.06
Class 3:
Net assets	$16,012		$12,933	$7,581
Shares outstanding	1,514		1,041	680
Net asset value per share	$10.57		$12.43	$11.16
Class 4:
Net assets	$296	$468	$21,319	$7,222
Shares outstanding	27	44	1,728	642
Net asset value per share	$11.05	$10.65	$12.34	$11.25
Class P1:
Net assets					$187
Shares outstanding					16
Net asset value per share					$11.37
Class P2:
Net assets					$79,077
Shares outstanding					6,965
Net asset value per share					$11.35

* Amount less than one thousand.

See Notes to Financial Statements

122	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder		Asset Allocation Fund	Global Balanced Fund		Bond Fund	Global Bond Fund

$3,541,931	$199,890	$10,812,079	$740,232	$20,131		$11,997,270	$36,767		$4,976,680	$1,193,822
241,153	15,645	204,921	45,506	2,053		539,607	3,310		449,180	101,411
$14.69	$12.78	$52.76	$16.27	$9.81		$22.23	$11.11		$11.08	$11.77

$3,721,695	$1,684,976	$14,336,947	$247,928	$1		$5,494,146	$178,981		$4,564,572	$1,386,425
255,471	132,136	273,559	15,288	—	*	249,023	16,142		416,740	118,290
$14.57	$12.75	$52.41	$16.22	$9.81		$22.06	$11.09		$10.95	$11.72

		$184,284				$39,615
		3,489				1,780
		$52.82				$22.25

$9,258	$1,485	$30,238	$20,050	$55,034		$31,837	$1		$29,368	$4,056
633	117	577	1,238	5,618		1,440	—	*	2,668	346
$14.63	$12.71	$52.39	$16.19	$9.80		$22.11	$11.09		$11.01	$11.70

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$117	$223	$149	$276,872
11	18	13	22,529
$10.10	$11.70	$11.67	$12.29

$45,990	$97,884	$75,617	$1,780,097
4,558	8,387	6,492	145,048
$10.09	$11.67	$11.65	$12.27

American Funds Insurance Series	123

Statements of operations
for the year ended December 31, 2014

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes)[2]:
Dividends	$93,235	$45,034	$336,253	$161,353	$43,211
Interest	375	556	1,051	823	11,562
	93,610	45,590	337,304	162,176	54,773
Fees and expenses[2]:
Investment advisory services	29,661	29,376	74,940	40,834	19,582
Distribution services	10,394	7,191	39,698	12,132	3,144
Insurance administrative services	22	20	25	20	77
Transfer agent services	—	— [3]	2	1	— [3]
Administrative services	568	422	2,293	820	272
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	342	226	1,446	511	155
Registration statement and prospectus	82	92	375	99	25
Trustees’ compensation	55	40	247	96	25
Auditing and legal	55	48	160	82	48
Custodian	537	794	428	1,833	1,003
Other	27	18	37	34	50
Total fees and expenses before reimbursement/waiver	41,743	38,227	119,651	56,462	24,381
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—	—	—	—
Other	—	—	—	—	—
Total reimbursement/waiver of fees and expenses	—	—	—	—	—
Total fees and expenses after reimbursement/waiver	41,743	38,227	119,651	56,462	24,381
Net investment income (loss)	51,867	7,363	217,653	105,714	30,392
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency:
Net realized gain (loss) on2:
Investments	539,436	333,894	4,628,900	844,337	147,035
Forward currency contracts	20,528	1,123	—	21,865	4,004
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency transactions	(1,737)	(285)	(485)	(1,059)	(999)
Capital gain distributions received	—	—	—	—	—
	558,227	334,732	4,628,415	865,143	150,040
Net unrealized (depreciation) appreciation on:
Investments	(475,427)	(249,152)	(2,957,960)	(1,179,677)	(396,214)
Forward currency contracts	(3,902)	(53)	—	(839)	(274)
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency translations	(400)	(62)	(333)	(1,176)	(36)
	(479,729)	(249,267)	(2,958,293)	(1,181,692)	(396,524)
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency	78,498	85,465	1,670,122	(316,549)	(246,484)
Net increase (decrease) in net assets resulting from operations	$130,365	$92,828	$1,887,775	$(210,835)	$(216,092)

See end of statements of operations for footnotes.

See Notes to Financial Statements

124	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder[1]	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$256,576	$78,405	$455,690	$39,412	$859	$265,080	$4,121	$378	$49
324	1,391	6,489	759	100	111,167	1,770	230,717	77,652
256,900	79,796	462,179	40,171	959	376,247	5,891	231,095	77,701

27,138	11,666	66,888	6,376	146	46,705	1,370	34,918	13,996
9,290	4,395	36,890	672	39	14,134	427	11,723	3,695
6	3	30	24	39	26	—	32	3
1	— [3]	2	—	— [3]	2	— [3]	1	— [3]
681	195	2,501	100	3	1,677	21	954	266
—	—	—	—	—	—	—	—	—
281	78	1,560	13	— [3]	955	2	508	111
74	17	334	62	2	282	6	131	35
61	18	269	9	— [3]	158	2	88	24
45	27	175	13	1	114	6	64	18
238	279	596	255	13	318	38	72	496
9	13	43	2	—	26	21	145	215
37,824	16,691	109,288	7,526	243	64,397	1,893	48,636	18,859

29	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
29	—	—	—	—	—	—	—	—
37,795	16,691	109,288	7,526	243	64,397	1,893	48,636	18,859
219,105	63,105	352,891	32,645	716	311,850	3,998	182,459	58,842

737,780	191,174	3,613,704	25,019	(214)	1,263,716	3,547	205,030	49,433
—	828	(9)	—	—	—	(43)	10,839	(3,161)
—	—	—	—	—	(1,666)	—	(9,463)	(2,498)
—	—	—	—	—	—	—	—	—
(2)	(199)	(1,390)	(137)	(10)	(1,085)	(64)	156	(1,813)
—	—	—	—	—	—	—	—	—
737,778	191,803	3,612,305	24,882	(224)	1,260,965	3,440	206,562	41,961

25,023	(147,265)	(1,414,381)	(92,324)	(1,059)	(645,038)	(4,302)	116,937	(63,286)
—	1,206	(612)	—	—	—	104	6,511	4,230
—	—	—	—	—	(9,127)	—	(7,795)	(175)
—	—	—	—	—	—	—	—	—
(19)	(135)	(99)	(143)	(1)	(16)	(37)	(412)	(1,646)
25,004	(146,194)	(1,415,092)	(92,467)	(1,060)	(654,181)	(4,235)	115,241	(60,877)

762,782	45,609	2,197,213	(67,585)	(1,284)	606,784	(795)	321,803	(18,916)
$981,887	$108,714	$2,550,104	$(34,940)	$(568)	$918,634	$3,203	$504,262	$39,926

American Funds Insurance Series	125

Statements of operations
for the year ended December 31, 2014

	High- Income Bond Fund	Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes)[2]:
Dividends	$838	$—		$—	$—	$901
Interest	125,255	4,475		55,405	313	—	[3]
	126,093	4,475		55,405	313	901
Fees and expenses[2]:
Investment advisory services	9,118	1,194		11,539	1,363	132
Distribution services	2,584	127		4,509	926	122
Insurance administrative services	6	—	[3]	22	6	122
Transfer agent services	— [3]	—	[3]	— [3]	—	—	[3]
Administrative services	197	29		348	42	—
Accounting and administrative services	—	—		—	—	52
Reports to shareholders	52	3		90	11	—	[3]
Registration statement and prospectus	22	18		39	6	4
Trustees’ compensation	22	2		35	6	—	[3]
Auditing and legal	13	2		23	3	—	[3]
Custodian	9	1		9	1	12
Other	68	17		37	1	14
Total fees and expenses before reimbursement/waiver	12,091	1,393		16,651	2,365	458
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—		—	—	26
Other	—	—		—	—	67
Total reimbursement/waiver of fees and expenses	—	—		—	—	93
Total fees and expenses after reimbursement/waiver	12,091	1,393		16,651	2,365	365
Net investment income (loss)	114,002	3,082		38,754	(2,052)	536
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency:
Net realized gain (loss) on2:
Investments	50,613	6,945		52,366	1	1,399
Forward currency contracts	872	—		—	—	—
Interest rate swaps	—	222		(4,040)	—	—
Futures contracts	—	—		—	—	(2,612)
Currency transactions	20	—		—	—	(9)
Capital gain distributions received	—	—		—	—	2,314
	51,505	7,167		48,326	1	1,092
Net unrealized (depreciation) appreciation on:
Investments	(152,554)	5,159		98,178	3	4
Forward currency contracts	258	—		—	—	—
Interest rate swaps	—	(956)		(11,848)	—	—
Futures contracts	—	—		—	—	(438)
Currency translations	(62)	—		—	—	—
	(152,358)	4,203		86,330	3	(434)
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency	(100,853)	11,370		134,656	4	658
Net increase (decrease) in net assets resulting from operations	$13,149	$14,452		$173,410	$(2,048)	$1,194

[1]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[2]	Additional information related to non-U.S. taxes, affiliated transactions and class-specific fees and expenses is included in the Notes to Financial Statements.
[3]	Amount less than one thousand.

See Notes to Financial Statements

126	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund

$700	$2,611		$957		$30,954
— [3]	—	[3]	—	[3]	9
700	2,611		957		30,963

81	132		116		3,883
71	121		105		3,407
71	121		105		3,883
— [3]	—	[3]	—	[3]	— [3]
—	—		—		—
51	52		51		87
— [3]	1		—	[3]	79
3	4		4		116
— [3]	—	[3]	—	[3]	11
— [3]	—	[3]	—	[3]	14
12	12		12		12
2	17		10		221
291	460		403		11,713

16	26		23		777
60	70		64		74
76	96		87		851
215	364		316		10,862
485	2,247		641		20,101

743	2,062		1,859		7,887
—	—		—		—
—	—		—		—
(639)	(2,998)		(2,253)		(23,286)
(8)	(2)		(3)		(20)
—	—		1,784		69,557
96	(938)		1,387		54,138

(2,621)	2,404		(224)		(23,318)
—	—		—		—
—	—		—		—
(149)	(121)		(192)		—
—	—		—		—
(2,770)	2,283		(416)		(23,318)

(2,674)	1,345		971		30,820
$(2,189)	$3,592		$1,612		$50,921

American Funds Insurance Series	127

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$51,867	$55,608	$7,363	$361	$217,653	$171,593
Net realized gain (loss) on investments	558,227	929,844	334,732	472,703	4,628,415	2,727,323
Net unrealized appreciation (depreciation) on investments	(479,729)	524,891	(249,267)	494,315	(2,958,293)	3,086,943
Net increase (decrease) in net assets resulting from operations	130,365	1,510,343	92,828	967,379	1,887,775	5,985,859
Dividends and distributions paid to shareholders:
Dividends from net investment income	(68,881)	(71,780)	(8,225)	(33,337)	(224,482)	(221,528)
Distributions from net realized gain on investments	(559,317)	—	(18,741)	—	(1,119,414)	—
Total dividends and distributions paid to shareholders	(628,198)	(71,780)	(26,966)	(33,337)	(1,343,896)	(221,528)
Net capital share transactions	178,506	(739,453)	(105,588)	(355,428)	(1,339,113)	(4,421,762)
Total increase (decrease) in net assets	(319,327)	699,110	(39,726)	578,614	(795,234)	1,342,569
Net assets:
Beginning of year	5,888,172	5,189,062	4,200,270	3,621,656	23,558,199	22,215,630
End of year	$5,568,845	$5,888,172	$4,160,544	$4,200,270	$22,762,965	$23,558,199
Undistributed (distributions in excess of) net investment income	$4,840	$3,114	$(20,757)	$(23,219)	$25,981	$33,372

	International Growth and Income Fund		Capital Income Builder	Asset Allocation Fund
	Year ended December 31		Year ended December 31	Year ended December 31
	2014	2013	2014[1]	2014	2013
Operations:
Net investment income (loss)	$32,645	$21,709	$716	$311,850	$230,855
Net realized gain (loss) on investments	24,882	34,613	(224)	1,260,965	825,117
Net unrealized appreciation (depreciation) on investments	(92,467)	92,291	(1,060)	(654,181)	1,982,263
Net increase (decrease) in net assets resulting from operations	(34,940)	148,613	(568)	918,634	3,038,235
Dividends and distributions paid to shareholders:
Dividends from net investment income	(31,369)	(23,927)	(835)	(282,950)	(240,318)
Distributions from net realized gain on investments	(9,656)	(14,821)	(94)	(808,834)	—
Total dividends and distributions paid to shareholders	(41,025)	(38,748)	(929)	(1,091,784)	(240,318)
Net capital share transactions	129,868	416,512	76,663	1,418,325	1,058,137
Total increase (decrease) in net assets	53,903	526,377	75,166	1,245,175	3,856,054
Net assets:
Beginning of year	954,307	427,930	—	16,317,693	12,461,639
End of year	$1,008,210	$954,307	$75,166	$17,562,868	$16,317,693
Undistributed (distributions in excess of) net investment income	$(1,634)	$(3,866)	$(109)	$67,803	$44,514

See end of statements of changes for footnotes.

See Notes to Financial Statements

128	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$105,714	$112,294	$30,392	$34,369	$219,105	$125,779	$63,105	$62,835	$352,891	$315,972
865,143	905,270	150,040	265,071	737,778	481,198	191,803	267,269	3,612,305	2,959,891
(1,181,692)	757,137	(396,524)	(14,019)	25,004	1,061,023	(146,194)	80,764	(1,415,092)	3,592,077

(210,835)	1,774,701	(216,092)	285,421	981,887	1,668,000	108,714	410,868	2,550,104	6,867,940

(119,689)	(126,296)	(31,681)	(38,680)	(221,413)	(121,475)	(66,932)	(63,217)	(345,996)	(330,882)
—	—	(264,280)	(11,688)	—	—	—	—	(1,199,049)	—
(119,689)	(126,296)	(295,961)	(50,368)	(221,413)	(121,475)	(66,932)	(63,217)	(1,545,045)	(330,882)
(1,245,391)	(1,488,019)	390,346	(49,848)	(56,686)	283,296	(184,153)	(335,904)	(674,865)	(4,856,235)
(1,575,915)	160,386	(121,707)	185,205	703,788	1,829,821	(142,371)	11,747	330,194	1,680,823

9,287,769	9,127,383	2,703,185	2,517,980	6,569,096	4,739,275	2,028,722	2,016,975	25,033,354	23,352,531
$7,711,854	$9,287,769	$2,581,478	$2,703,185	$7,272,884	$6,569,096	$1,886,351	$2,028,722	$25,363,548	$25,033,354

$(24,827)	$(35,174)	$(12,575)	$(12,241)	$24,901	$27,211	$77	$(1,984)	$67,971	$57,175

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$3,998	$3,143	$182,459	$165,688	$58,842	$58,823	$114,002	$122,416	$3,082	$529
3,440	3,839	206,562	8,330	41,961	(31,021)	51,505	15,106	7,167	(1,198)
(4,235)	13,109	115,241	(351,831)	(60,877)	(98,103)	(152,358)	(8,925)	4,203	(2,393)

3,203	20,091	504,262	(177,813)	39,926	(70,301)	13,149	128,597	14,452	(3,062)

(2,876)	(2,640)	(196,026)	(176,180)	(38,880)	—	(116,796)	(127,001)	(2,963)	(1,659)
(5,479)	(1,389)	(3,424)	(97,344)	(22,998)	(32,698)	—	—	—	(345)
(8,355)	(4,029)	(199,450)	(273,524)	(61,878)	(32,698)	(116,796)	(127,001)	(2,963)	(2,004)
28,764	24,936	(6,277)	762,587	17,465	69,173	130,489	(115,679)	86,031	116,261
23,612	40,998	298,535	311,250	(4,487)	(33,826)	26,842	(114,083)	97,520	111,195

192,137	151,139	9,272,085	8,960,835	2,588,790	2,622,616	1,935,634	2,049,717	247,288	136,093
$215,749	$192,137	$9,570,620	$9,272,085	$2,584,303	$2,588,790	$1,962,476	$1,935,634	$344,808	$247,288

$(358)	$(344)	$29,269	$33,731	$(357)	$6,522	$16,634	$16,443	$732	$11

American Funds Insurance Series	129

Statements of changes in net assets

	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund		Managed Risk Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013[2]
Operations:
Net investment income (loss)	$38,754	$19,673	$(2,052)	$(2,280)	$536	$142
Net realized gain (loss) on investments	48,326	(10,887)	1	— [3]	1,092	(126)
Net unrealized appreciation (depreciation) on investments	86,330	(118,491)	3	(11)	(434)	2,017
Net increase (decrease) in net assets resulting from operations	173,410	(109,705)	(2,048)	(2,291)	1,194	2,033
Dividends and distributions paid to shareholders:
Dividends from net investment income	(41,683)	(27,711)	—	—	(534)	(140)
Distributions from net realized gain on investments	—	(98,424)	—	—	(1,328)	—
Total dividends and distributions paid to shareholders	(41,683)	(126,135)	—	—	(1,862)	(140)
Net capital share transactions	(57,173)	(189,164)	(62,920)	(73,782)	51,939	26,100
Total increase (decrease) in net assets	74,554	(425,004)	(64,968)	(76,073)	51,271	27,993
Net assets:
Beginning of year	3,399,259	3,824,263	460,033	536,106	27,993	—
End of year	$3,473,813	$3,399,259	$395,065	$460,033	$79,264	$27,993
Undistributed (distributions in excess of) net investment income	$5,404	$6,797	$(22)	$(20)	$60	$2

[1]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[2]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[3]	Amount less than one thousand.

See Notes to Financial Statements

130	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2014	2013[2]	2014	2013[2]	2014	2013[2]	2014	2013

$485	$157	$2,247	$346	$641	$205	$20,101	$8,194
96	(280)	(938)	(257)	1,387	(177)	54,138	(47)
(2,770)	1,143	2,283	1,871	(416)	1,997	(23,318)	54,945

(2,189)	1,020	3,592	1,960	1,612	2,025	50,921	63,092

(510)	(114)	(2,179)	(342)	(643)	(202)	(1,557)	(8,151)
—	—	—	—	(1,590)	—	—	—
(510)	(114)	(2,179)	(342)	(2,233)	(202)	(1,557)	(8,151)
31,920	15,980	70,335	24,741	52,232	22,332	1,100,535	817,857
29,221	16,886	71,748	26,359	51,611	24,155	1,149,899	872,798

16,886	—	26,359	—	24,155	—	907,070	34,272
$46,107	$16,886	$98,107	$26,359	$75,766	$24,155	$2,056,969	$907,070

$14	$6	$69	$4	$12	$3	$24,307	$89

American Funds Insurance Series	131

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company with 23 different funds (the “funds”). The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman”) is the subadviser for the risk management strategy for five of the funds (the “managed risk funds”).

The managed risk funds are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

Each fund’s investment objective and the principal strategies used to achieve the objective are as follows:

Global Growth Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

Growth Fund — Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

New World Fund — Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund — Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Growth-Income Fund — Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.

International Growth and Income Fund — Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Capital Income Builder — Seeks to provide a level of current income exceeding the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.

Global Balanced Fund — Seeks long-term growth of capital, conservation of principal and current income by investing in equity and debt securities in the U.S. and around the world.

Bond Fund — Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.

Global Bond Fund — Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.

132	American Funds Insurance Series

High-Income Bond Fund — Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Mortgage Fund — Seeks to provide current income and preservation of capital by investing primarily in mortgage-related securities.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to provide long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either three or four share classes (Classes 1, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

American Funds Insurance Series	133

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to

134	American Funds Insurance Series

maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2014 (dollars in thousands):

American Funds Insurance Series	135

Global Growth Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Health care	$739,428	$342,512	$—	$1,081,940
Information technology	531,129	508,848	—	1,039,977
Consumer discretionary	626,762	382,412	—	1,009,174
Financials	307,413	476,962	—	784,375
Industrials	216,803	296,120	—	512,923
Consumer staples	93,106	278,738	—	371,844
Materials	88,808	74,224	—	163,032
Energy	86,063	63,237	—	149,300
Telecommunication services	—	73,088	—	73,088
Utilities	—	27,458	—	27,458
Miscellaneous	21,531	25,110	—	46,641
Preferred securities	3,641	—	—	3,641
Bonds, notes & other debt instruments	—	35,825	—	35,825
Short-term securities	—	257,675	—	257,675
Total	$2,714,684	$2,842,209	$—	$5,556,893

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,368	$—	$1,368

*	Securities with a value of $2,107,483,000, which represented 37.84% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$512,915	$321,228	$47	$834,190
Health care	685,038	96,623	—	781,661
Information technology	348,028	260,853	71	608,952
Industrials	149,123	425,317	—	574,440
Financials	142,152	126,217	—	268,369
Materials	105,862	77,739	—	183,601
Energy	94,667	75,950	1,690	172,307
Consumer staples	18,575	117,901	—	136,476
Utilities	—	84,304	—	84,304
Telecommunication services	20,350	6,032	—	26,382
Miscellaneous	135,430	69,824	—	205,254
Rights & warrants	—	71	65	136
Convertible stocks	—	—	4,961	4,961
Bonds, notes & other debt instruments	—	10,130	—	10,130
Short-term securities	—	271,678	—	271,678
Total	$2,212,140	$1,943,867	$6,834	$4,162,841

136	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$408	$—	$408
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1)	—	(1)
Total	$—	$407	$—	$407

*	Securities with a value of $1,375,550,000, which represented 33.06% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$4,073,351	$202,852	$—	$4,276,203
Information technology	3,642,301	632,100	—	4,274,401
Health care	3,778,014	103,983	—	3,881,997
Financials	2,778,154	173,445	—	2,951,599
Industrials	1,783,878	309,436	—	2,093,314
Energy	1,816,801	2,043	13,163	1,832,007
Consumer staples	1,427,320	238,345	—	1,665,665
Materials	374,714	119,307	—	494,021
Other	55,518	27,023	886	83,427
Miscellaneous	176,726	9,836	—	186,562
Preferred securities	827	—	—	827
Rights & warrants	17,417	—	—	17,417
Short-term securities	—	1,016,435	—	1,016,435
Total	$19,925,021	$2,834,805	$14,049	$22,773,875

*	Securities with a value of $1,558,297,000, which represented 6.85% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

International Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$—	$1,511,123	$—	$1,511,123
Consumer discretionary	67,776	1,097,322	—	1,165,098
Health care	50,008	1,033,404	—	1,083,412
Information technology	266,859	619,031	—	885,890
Industrials	129,505	719,328	—	848,833
Consumer staples	15,749	431,021	—	446,770
Materials	8,953	297,654	—	306,607
Utilities	—	266,534	—	266,534
Telecommunication services	10,388	218,182	—	228,570
Energy	38,147	177,358	—	215,505
Miscellaneous	10,485	178,247	—	188,732
Bonds, notes & other debt instruments	—	48,290	—	48,290
Short-term securities	—	491,917	—	491,917
Total	$597,870	$7,089,411	$—	$7,687,281

American Funds Insurance Series	137

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$4,101	$—	$4,101

*	Securities with a value of $5,787,479,000, which represented 75.05% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$134,081	$212,030	$—	$346,111
Financials	135,131	196,690	34	331,855
Consumer discretionary	129,744	188,539	—	318,283
Consumer staples	45,733	181,450	—	227,183
Health care	54,634	121,837	—	176,471
Energy	66,286	106,726	—	173,012
Industrials	50,753	55,690	—	106,443
Telecommunication services	—	71,301	—	71,301
Materials	18,431	31,129	—	49,560
Utilities	5,701	34,783	—	40,484
Miscellaneous	49,592	65,264	—	114,856
Preferred securities	1,083	—	—	1,083
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	149,444	—	149,444
Corporate bonds & notes	—	23,676	—	23,676
U.S. Treasury bonds & notes	—	17,281	—	17,281
Short-term securities	—	434,541	—	434,541
Total	$691,169	$1,890,381	$34	$2,581,584

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$685	$—	$685
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(119)	—	(119)
Total	$—	$566	$—	$566

*	Securities with a value of $1,000,333,000, which represented 38.75% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

138	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,206,708	$—	$—	$1,206,708
Industrials	1,090,571	—	—	1,090,571
Information technology	980,697	—	—	980,697
Consumer staples	788,219	—	—	788,219
Telecommunication services	647,494	—	—	647,494
Consumer discretionary	581,409	—	—	581,409
Utilities	549,315	—	—	549,315
Energy	375,483	—	—	375,483
Materials	216,755	—	—	216,755
Financials	202,146	—	—	202,146
Miscellaneous	357,685	—	—	357,685
Short-term securities	—	255,064	—	255,064
Total	$6,996,482	$255,064	$—	$7,251,546

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$214,725	$198,543	$—	$413,268
Consumer discretionary	140,482	93,033	—	233,515
Information technology	116,145	110,012	—	226,157
Industrials	123,783	101,581	—	225,364
Health care	143,642	61,208	—	204,850
Telecommunication services	17,635	114,714	—	132,349
Consumer staples	52,948	63,008	—	115,956
Materials	79,864	16,969	—	96,833
Utilities	42,458	37,604	—	80,062
Energy	42,913	20,828	—	63,741
Preferred securities	458	—	—	458
Rights & warrants	129	—	—	129
Convertible bonds	—	1,111	—	1,111
Bonds, notes & other debt instruments	—	14,064	—	14,064
Short-term securities	—	66,490	—	66,490
Total	$975,182	$899,165	$—	$1,874,347

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,264	$—	$1,264

*	Securities with a value of $662,693,000, which represented 35.13% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series	139

Growth-Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Health care	$4,257,763	$136,487	$—	$4,394,250
Information technology	4,022,522	145,534	—	4,168,056
Consumer discretionary	2,801,117	504,037	—	3,305,154
Industrials	2,195,585	216,495	—	2,412,080
Financials	1,827,601	169,224	—	1,996,825
Materials	1,599,620	123,904	—	1,723,524
Energy	1,468,850	217,641	—	1,686,491
Consumer staples	1,391,547	236,056	—	1,627,603
Telecommunication services	408,654	—	—	408,654
Utilities	245,965	—	—	245,965
Miscellaneous	1,175,943	89,395	—	1,265,338
Rights & warrants	3,633	—	—	3,633
Convertible stocks	—	9,007	—	9,007
Convertible bonds	—	30,961	—	30,961
Bonds, notes & other debt instruments	—	42,617	—	42,617
Short-term securities	—	2,056,142	—	2,056,142
Total	$21,398,800	$3,977,500	$—	$25,376,300

*	Securities with a value of $1,209,046,000, which represented 4.77% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$14,644	$221,570	$—	$236,214
Utilities	—	128,528	—	128,528
Consumer discretionary	3,716	120,254	—	123,970
Consumer staples	28,345	80,659	—	109,004
Health care	—	106,859	—	106,859
Industrials	7,555	71,399	—	78,954
Energy	17,440	27,691	—	45,131
Materials	3,116	28,998	—	32,114
Telecommunication services	2,603	29,171	—	31,774
Information technology	6,522	8,931	—	15,453
Rights & warrants	—	61	—	61
Convertible bonds	—	2,556	—	2,556
Bonds, notes & other debt instruments	—	9,256	—	9,256
Short-term securities	—	84,595	—	84,595
Total	$83,941	$920,528	$—	$1,004,469

*	Securities with a value of $617,618,000, which represented 61.26% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

140	American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer staples	$7,023	$2,670	$—	$9,693
Financials	3,307	5,253	—	8,560
Health care	3,668	4,214	—	7,882
Utilities	706	6,403	—	7,109
Telecommunication services	2,784	4,290	—	7,074
Consumer discretionary	1,136	3,948	—	5,084
Energy	3,459	1,580	—	5,039
Information technology	3,922	838	—	4,760
Industrials	1,662	1,418	—	3,080
Materials	1,201	1,154	—	2,355
Miscellaneous	—	477	—	477
Bonds, notes & other debt instruments	—	11,673	—	11,673
Short-term securities	—	2,100	—	2,100
Total	$28,868	$46,018	$—	$74,886

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,850,376	$100,971	$—	$1,951,347
Consumer discretionary	1,881,061	18,025	—	1,899,086
Financials	1,757,560	—	—	1,757,560
Industrials	1,385,692	19,578	1	1,405,271
Health care	1,182,825	94,864	3,106	1,280,795
Energy	1,262,869	—	—	1,262,869
Materials	848,790	1,043	—	849,833
Consumer staples	715,693	96,025	—	811,718
Other	169,946	—	—	169,946
Miscellaneous	420,917	39,683	—	460,600
Convertible stocks	—	10,915	—	10,915
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	1,924,223	—	1,924,223
Corporate bonds & notes	—	1,354,535	10,872	1,365,407
Mortgage-backed obligations	—	724,971	—	724,971
Federal agency bonds & notes	—	275,707	—	275,707
Other	—	99,674	—	99,674
Short-term securities	—	1,691,483	—	1,691,483
Total	$11,475,729	$6,451,697	$13,979	$17,941,405

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$778	$—	$778
Liabilities:
Unrealized depreciation on interest rate swaps	—	(9,905)	—	(9,905)
Total	$—	$(9,127)	$—	$(9,127)

*	Interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series	141

Global Balanced Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Industrials	$9,981	$12,535	$—	$22,516
Financials	3,944	17,108	—	21,052
Consumer staples	8,087	10,138	—	18,225
Information technology	8,066	9,507	—	17,573
Health care	8,027	5,840	—	13,867
Consumer discretionary	9,370	4,393	—	13,763
Energy	4,859	2,447	—	7,306
Materials	5,855	1,035	—	6,890
Telecommunication services	648	2,403	—	3,051
Utilities	—	2,417	—	2,417
Miscellaneous	2,412	1,967	—	4,379
Preferred securities	166	—	—	166
Convertible bonds	—	873	—	873
Bonds, notes & other debt instruments	—	65,536	—	65,536
Short-term securities	—	22,700	—	22,700
Total	$61,415	$158,899	$—	$220,314

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$137	$—	$137
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(57)	—	(57)
Total	$—	$80	$—	$80

*	Securities with a value of $56,422,000, which represented 26.15% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$3,617,605	$—	$3,617,605
Corporate bonds & notes	—	2,859,035	103	2,859,138
Mortgage-backed obligations	—	2,053,347	—	2,053,347
Other	—	632,729	—	632,729
Convertible bonds	—	1,311	—	1,311
Preferred securities	2,286	—	—	2,286
Common stocks	6	—	—	6
Short-term securities	—	1,646,261	—	1,646,261
Total	$2,292	$10,810,288	$103	$10,812,683

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$4,862	$—	$4,862
Unrealized appreciation on interest rate swaps	—	9,726	—	9,726
Liabilities:
Unrealized depreciation on interest rate swaps	—	(17,187)	—	(17,187)
Total	$—	$(2,599)	$—	$(2,599)

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

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Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$584,308	$—	$584,308
British pounds	—	135,822	—	135,822
Mexican pesos	—	81,519	—	81,519
Japanese yen	—	65,446	—	65,446
Indian rupees	—	47,363	—	47,363
Polish zloty	—	45,973	—	45,973
Hungarian forints	—	40,631	—	40,631
Norwegian kroner	—	36,498	—	36,498
Colombian pesos	—	29,455	—	29,455
U.S. dollars	—	1,366,659	7	1,366,666
Other	—	75,018	—	75,018
Convertible stocks	—	357	—	357
Common stocks	—	334	—	334
Short-term securities	—	152,090	—	152,090
Total	$—	$2,661,473	$7	$2,661,480

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$7,983	$—	$7,983
Unrealized appreciation on interest rate swaps	—	272	—	272
Liabilities:
Unrealized depreciation on forward currency contracts	—	(7,148)	—	(7,148)
Unrealized depreciation on interest rate swaps	—	(447)	—	(447)
Total	$—	$660	$—	$660

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,684,551	$10,552	$1,695,103
Other	—	53,008	—	53,008
Convertible bonds	—	5,888	—	5,888
Convertible stocks	13,440	6,502	—	19,942
Preferred securities	798	—	—	798
Common stocks	6,410	5,834	3,563	15,807
Short-term securities	—	103,182	—	103,182
Total	$20,648	$1,858,965	$14,115	$1,893,728

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$234	$—	$234

*	Forward currency contracts are not included in the investment portfolio.

Mortgage Fund

At December 31, 2014, all of the fund’s investments were classified as Level 2.

U.S. Government/AAA-Rated Securities Fund

At December 31, 2014, all of the fund’s investments were classified as Level 2.

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Cash Management Fund

At December 31, 2014, all of the fund’s investment securities were classified as Level 2.

Managed Risk Growth Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks maybe more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks

144	American Funds Insurance Series

of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds, or bonds rated Ba1 or BB+ or below by Nationally Recognized Statistical Rating Organizations.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related securities and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — Contracts for future delivery of mortgage-related securities, such as to be announced contracts and mortgage dollar rolls, involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities the fund contracts to repurchase could drop below their purchase price. While a fund can preserve capital and generate

American Funds Insurance Series	145

gains through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to a fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, a fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of a fund’s initial investment.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The values and liquidity of the securities held by a fund may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the risk management strategy of the managed risk fund.

146	American Funds Insurance Series

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of individual underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and the respective underlying fund.

Futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Hedging — Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the risk management strategy may not effectively protect the managed risk funds from market declines and will limit the managed risk funds’ participation in market gains. The use of the risk management strategy could cause a managed risk fund to underperform as compared to the underlying fund in certain rising market conditions.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency

American Funds Insurance Series	147

contracts are recorded in each fund’s statement of operations. As of December 31, 2014, Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, Global Growth and Income Fund, Global Balanced Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations. As of December 31, 2014, Asset Allocation Fund, Bond Fund, Global Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund had open interest rate swaps.

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives “variation margin” based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. As of December 31, 2014, Managed Risk Asset Allocation Fund did not hold any futures contracts.

148	American Funds Insurance Series

The following tables present the financial statement impacts resulting from the funds’ use of forward currency contracts, interest rate swaps and/or futures contracts as of December 31, 2014 (dollars in thousands):

		Global Growth Fund	Global Small Capitalization Fund	International Fund	New World Fund	Global Growth and Income Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward currency contracts	$1,368	$408	$4,101	$685	$1,264
Forward currency	Receivables for closed forward currency contracts	—	—	—	27	—
Futures contracts	Deposits at brokers for futures contracts	—	—	—	—	—
Interest rate swaps	Variation margin for interest rate swaps	—	—	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$1,368	$408	$4,101	$712	$1,264

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward currency contracts	$—	$1	$—	$119	$—
Forward currency	Payables for closed forward currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$1	$—	$119	$—

Net realized gain	Location on statements of operations
Forward currency	Net realized gain on forward currency contracts	$20,528	$1,123	$21,865	$4,004	$828
Interest rate swaps	Net realized gain on interest rate swaps	—	—	—	—	—
Futures contracts	Net realized gain on futures contracts	—	—	—	—	—
		$20,528	$1,123	$21,865	$4,004	$828

Net unrealized (depreciation) appreciation	Location on statements of operations
Forward currency	Net unrealized depreciation on forward currency contracts	$(3,902)	$(53)	$(839)	$(274)	$1,206
Interest rate swaps	Net unrealized appreciation on interest rate swaps	—	—	—	—	—
Futures contracts	Net unrealized appreciation on futures contracts	—	—	—	—	—
		$(3,902)	$(53)	$(839)	$(274)	$1,206

American Funds Insurance Series	149

		Growth- Income Fund	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward currency contracts	$—	$—	$137	$4,862	$7,983
Forward currency	Receivables for closed forward currency contracts	—	—	5	157	874
Futures contracts	Deposits at brokers for futures contracts	—	—	—	—	—
Interest rate swaps	Variation margin for interest rate swaps	—	—	—	784	44
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$—	$142	$5,803	$8,901

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward currency contracts	$—	$—	$57	$—	$7,148
Forward currency	Payables for closed forward currency contracts	—	—	3	278	1,393
Interest rate swaps	Variation margin on interest rate swaps	—	68	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$68	$60	$278	$8,541

Net realized (loss) gain	Location on statements of operations
Forward currency	Net realized (loss) gain on forward currency contracts	$(9)	$—	$(43)	$10,839	$(3,161)
Interest rate swaps	Net realized loss on interest rate swaps	—	(1,666)	—	(9,463)	(2,498)
Futures contracts	Net realized gain on futures contracts	—	—	—	—	—
		$(9)	$(1,666)	$(43)	$1,376	$(5,659)

Net unrealized (depreciation) appreciation	Location on statements of operations
Forward currency	Net unrealized (depreciation) appreciation on forward currency contracts	$(612)	$—	$104	$6,511	$4,230
Interest rate swaps	Net unrealized depreciation on interest rate swaps	—	(9,127)	—	(7,795)	(175)
Futures contracts	Net unrealized appreciation on futures contracts	—	—	—	—	—
		$(612)	$(9,127)	$104	$(1,284)	$4,055

150	American Funds Insurance Series

		High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward currency contracts	$234	$—	$—	$—	$—
Forward currency	Receivables for closed forward currency contracts	—	—	—	—	—
Futures contracts	Deposits at brokers for futures contracts	—	—	—	887	486
Interest rate swaps	Variation margin for interest rate swaps	—	138	708	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	151	42
		$234	$138	$708	$1,038	$528

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—	$—	$—
Forward currency	Payables for closed forward currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$—	$—	$—	$—

Net realized gain (loss)	Location on statements of operations
Forward currency	Net realized gain on forward currency contracts	$872	$—	$—	$—	$—
Interest rate swaps	Net realized gain (loss) on interest rate swaps	—	222	(4,040)	—	—
Futures contracts	Net realized loss on futures contracts	—	—	—	(2,612)	(639)
		$872	$222	$(4,040)	$(2,612)	$(639)

Net unrealized appreciation (depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation on forward currency contracts	$258	$—	$—	$—	$—
Interest rate swaps	Net unrealized depreciation on interest rate swaps	—	(956)	(11,848)	—	—
Futures contracts	Net unrealized depreciation on futures contracts	—	—	—	(438)	(149)
		$258	$(956)	$(11,848)	$(438)	$(149)

American Funds Insurance Series	151

		Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward currency contracts	$—	$—	$—
Forward currency	Receivables for closed forward currency contracts	—	—	—
Futures contracts	Deposits at brokers for futures contracts	318	475	—
Interest rate swaps	Variation margin for interest rate swaps	—	—	—
Futures contracts	Variation margin on futures contracts	77	61	—
		$395	$536	$—

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—
Forward currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—
		$—	$—	$—

Net realized loss	Location on statements of operations
Forward currency	Net realized gain on forward currency contracts	$—	$—	$—
Interest rate swaps	Net realized gain on interest rate swaps	—	—	—
Futures contracts	Net realized loss on futures contracts	(2,998)	(2,253)	(23,286)
		$(2,998)	$(2,253)	$(23,286)

Net unrealized appreciation (depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation on forward currency contracts	$—	$—	$—
Interest rate swaps	Net unrealized appreciation on interest rate swaps	—	—	—
Futures contracts	Net unrealized depreciation on futures contracts	(121)	(192)	—
		$(121)	$(192)	$—

Collateral — Funds that invest in forward currency contracts, interest rate swaps and/or futures contracts participate in a collateral program. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party to the contract cannot meet its contractual obligations.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty, are settled net of each party’s payment obligation. For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the funds’ statements of assets and liabilities. The following tables present each

152	American Funds Insurance Series

fund’s forward currency contracts by counterparty as of December 31, 2014, including those that are subject to potential offset on the statements of assets and liabilities (dollars in thousands):

Global Growth Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$741	$—	$—	$—	$741
Bank of New York Mellon	625	—	—	—	625
JPMorgan Chase	1	—	—	—	1
UBS AG	1	—	—	—	1
	$1,368	$—	$—	$—	$1,368

Global Small Capitalization Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
HSBC Bank	$94	$—	$—	$—	$94
UBS AG	314	—	—	—	314
	$408	$—	$—	$—	$408
Liabilities:
Barclays Bank PLC	$1	$—	$—	$—	$1

International Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$758	$—	$—	$—	$758
Barclays Bank PLC	2,308		—	—	2,308
Citibank	309	—	—	—	309
UBS AG	726	—	—	—	726
	$4,101	$—	$—	$—	$4,101

See end of tables for footnote.

American Funds Insurance Series	153

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$33	$—	$—	$—	$33
Citibank	234	—	—	—	234
HSBC Bank	63	(2)	—	—	61
JPMorgan Chase	153	(1)	—	—	152
UBS AG	229	(95)	—	—	134
	$712	$(98)	$—	$—	$614
Liabilities:
Barclays Bank PLC	$21	$—	$—	$—	$21
HSBC Bank	2	(2)	—	—	—
JPMorgan Chase	1	(1)	—	—	—
UBS AG	95	(95)	—	—	—
	$119	$(98)	$—	$—	$21

Global Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$1	$—	$—	$—	$1
Citibank	254	—	—	—	254
JPMorgan Chase	1,009	—	—	—	1,009
	$1,264	$—	$—	$—	$1,264

Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$12	$—	$—	$—	$12
Citibank	47	—	—	—	47
HSBC Bank	21	(21)	—	—	—
JPMorgan Chase	60	(9)	—	—	51
UBS AG	2	(2)	—	—	—
	$142	$(32)	$—	$—	$110
Liabilities:
Barclays Bank PLC	$3	$—	$—	$—	$3
HSBC Bank	26	(21)	—	—	5
JPMorgan Chase	9	(9)	—	—	—
UBS AG	22	(2)	—	—	20
	$60	$(32)	$—	$—	$28

154	American Funds Insurance Series

Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Barclays Bank PLC	$93	$—	$—	$—	$93
Citibank	250	—	—	—	250
HSBC Bank	2,565	—	—	—	2,565
JPMorgan Chase	1,945	—	—	—	1,945
UBS AG	166	—	—	—	166
	$5,019	$—	$—	$—	$5,019
Liabilities:
JPMorgan Chase	$198	$—	$—	$—	$198
UBS AG	80	—	—	—	80
	$278	$—	$—	$—	$278

Global Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$643	$—	$—	$—	$643
Barclays Bank PLC	512	(386)	—	—	126
Citibank	1,957	(571)	—	—	1,386
HSBC Bank	2,534	(1,708)	—	—	826
JPMorgan Chase	1,603	(1,595)	—	—	8
UBS AG	1,608	(632)	—	—	976
	$8,857	$(4,892)	$—	$—	$3,965
Liabilities:
Bank of America, N.A.	$294	$—	$—	$—	$294
Bank of New York Mellon	2,580	—	—	—	2,580
Barclays Bank PLC	386	(386)	—	—	—
Citibank	625	(571)	—	—	54
HSBC Bank	2,000	(1,708)	—	—	292
JPMorgan Chase	2,024	(1,595)	—	—	429
UBS AG	632	(632)	—	—	—
	$8,541	$(4,892)	$—	$—	$3,649

High-Income Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of New York Mellon	$184	$—	$—	$—	$184
HSBC Bank	21	—	—	—	21
UBS AG	29	—	—	—	29
	$234	$—	$—	$—	$234

* Non-cash collateral is shown on a settlement basis.

American Funds Insurance Series	155

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2014, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2011. Global Balanced Fund and Mortgage Fund are not subject to examination by U.S. federal tax authorities for tax years before 2011, the year the funds commenced operations. Managed Risk Asset Allocation Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, the year the fund commenced operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by U.S. federal tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by U.S. federal tax authorities for tax years before 2014, the year the fund commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2010. Global Balanced Fund and Mortgage Fund are not subject to examination by state tax authorities for tax years before 2011, the year the funds commenced operations. Managed Risk Asset Allocation Fund is not subject to examination by state tax authorities for tax years before 2012, the year the fund commenced operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by state tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by state tax authorities for tax years before 2014, the year the fund commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund and Global Growth and Income Fund for tax years before 2007; Growth-Income Fund for tax years before 2010; and International Growth and Income Fund and Global Balanced Fund for tax years before 2011. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains; paydowns on fixed-income securities; net capital losses; net operating losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables in this section, some of the funds had capital loss carryforwards available at December 31, 2014. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

156	American Funds Insurance Series

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Undistributed ordinary income	$59,303	$39,763	$26,481	$27,519	$46,283	$70,798
Late year ordinary loss deferral*	—	(1,480)	—	—	—	—
Undistributed long-term capital gain	490,905	291,621	4,626,374	445,795	111,831	665,817
Capital loss carryforward utilized	—	—	—	386,250	—	24,747
Gross unrealized appreciation on investment securities	1,619,588	1,375,775	7,722,797	1,852,730	422,654	1,962,299
Gross unrealized depreciation on investment securities	(243,332)	(471,711)	(587,321)	(435,835)	(324,025)	(56,195)
Net unrealized appreciation (depreciation) on investment securities	1,376,256	904,064	7,135,476	1,416,895	98,629	1,906,104
Cost of investment securities	4,180,637	3,258,777	15,638,399	6,270,386	2,482,955	5,345,442
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	18,740	3,324	(562)	24,322	955	(2)

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Undistributed ordinary income	$7,207	$163,215	$1,651	$—	$208,311	$272
Late year ordinary loss deferral*	—	—	—	(10)	—	—
Undistributed long-term capital gain	—	3,511,162	21,495	—	1,126,260	779
Post-October capital loss deferral*	—	—	—	(316)	—	—
Capital loss carryforward:
Expiring 2017	(82,483)	—	—	—	—	—
Expiring 2018	(297)	—	—	—	—	—
	(82,780)	—	—	—	—	—
Capital loss carryforward utilized	190,917	—	—	—	—	—
Gross unrealized appreciation on investment securities	421,233	8,301,888	96,553	1,985	3,930,660	26,969
Gross unrealized depreciation on investment securities	(120,674)	(671,034)	(58,082)	(3,166)	(382,960)	(7,789)
Net unrealized appreciation (depreciation) on investment securities	300,559	7,630,854	38,471	(1,181)	3,547,700	19,180
Cost of investment securities	1,573,788	17,745,446	965,998	76,067	14,393,705	201,134
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	5,888	3,901	956	9	(5,611)	(1,136)
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	1	—	—

American Funds Insurance Series	157

	Bond Fund	Global Bond Fund	High-Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
Undistributed ordinary income	$189,634	$45,303	$19,480	$5,010	$29,066	$—
Undistributed long-term capital gain	36,263	25,248	—	—	3,636	—
Capital loss carryforward:
Expiring 2017	—	—	(45,026)	—	—	—
Capital loss carryforward utilized	—	—	32,657	2,303	18,371	—
Gross unrealized appreciation on investment securities	196,278	34,777	6,398	4,574	55,715	17
Gross unrealized depreciation on investment securities	(59,704)	(75,180)	(128,762)	(765)	(8,044)	(1)
Net unrealized appreciation (depreciation) on investment securities	136,574	(40,403)	(122,364)	3,809	47,671	16
Cost of investment securities	10,676,109	2,701,883	2,016,092	410,799	3,837,088	395,281
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	9,105	(26,841)	2,985	602	1,536	1
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	—	—	2,049

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$—	$14	$70	$—	$24,307
Late year ordinary loss deferral*	(6)	—	—	(3)	—
Undistributed long-term capital gain	—	—	—	—	48,332
Post-October capital loss deferral*	(792)	—	—	(564)	—
Capital loss carryforward:
No expiration	—	(319)	(1,316)	—	—
Capital loss carryforward utilized	126	—	—	178	87
Gross unrealized appreciation on investment securities	2,021	—	4,276	1,772	31,637
Gross unrealized depreciation on investment securities	—	(1,478)	—	—	—
Net unrealized appreciation (depreciation) on investment securities	2,021	(1,478)	4,276	1,772	31,637
Cost of investment securities	75,768	46,977	92,597	73,414	2,020,405
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	56	33	(3)	11	5,674

* These deferrals are considered incurred in the subsequent year.

158	American Funds Insurance Series

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,714	$149,231	$170,945	$21,540	$—	$21,540
Class 2	46,982	409,357	456,339	50,234	—	50,234
Class 4	185	729	914	6	—	6
Total	$68,881	$559,317	$628,198	$71,780	$—	$71,780

Global Small Capitalization Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$4,791	$5,850	$10,641	$9,160	$—	$9,160
Class 2	3,426	12,856	16,282	24,174	—	24,174
Class 4	8	35	43	3	—	3
Total	$8,225	$18,741	$26,966	$33,337	$—	$33,337

Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$101,536	$338,191	$439,727	$77,038	$—	$77,038
Class 2	120,723	770,692	891,415	142,471	—	142,471
Class 3	2,019	10,176	12,195	1,987	—	1,987
Class 4	204	355	559	32	—	32
Total	$224,482	$1,119,414	$1,343,896	$221,528	$—	$221,528

International Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$56,042	$—	$56,042	$50,434	$—	$50,434
Class 2	62,808	—	62,808	75,225	—	75,225
Class 3	586	—	586	614	—	614
Class 4	253	—	253	23	—	23
Total	$119,689	$—	$119,689	$126,296	$—	$126,296

New World Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$22,533	$136,762	$159,295	$21,178	$5,690	$26,868
Class 2	14,710	118,828	133,538	17,409	5,994	23,403
Class 4	712	2,416	3,128	93	4	97
Total	$37,955	$258,006	$295,961	$38,680	$11,688	$50,368

See end of tables for footnotes.

American Funds Insurance Series	159

Blue Chip Income and Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$110,127	$—	$110,127	$54,555	$—	$54,555
Class 2	111,072	—	111,072	66,918	—	66,918
Class 4	214	—	214	2	—	2
Total	$221,413	$—	$221,413	$121,475	$—	$121,475

Global Growth and Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$7,433	$—	$7,433	$6,810	$—	$6,810
Class 2	59,444	—	59,444	56,388	—	56,388
Class 4	55	—	55	19	—	19
Total	$66,932	$—	$66,932	$63,217	$—	$63,217

Growth-Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$160,312	$481,640	$641,952	$142,502	$—	$142,502
Class 2	182,884	707,921	890,805	185,855	—	185,855
Class 3	2,464	9,150	11,614	2,493	—	2,493
Class 4	336	338	674	32	—	32
Total	$345,996	$1,199,049	$1,545,045	$330,882	$—	$330,882

International Growth and Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$23,471	$7,090	$30,561	$19,657	$9,002	$28,659
Class 2	7,334	2,491	9,825	6,724	3,354	10,078
Class 4	564	75	639	8	3	11
Total	$31,369	$9,656	$41,025	$26,389	$12,359	$38,748

Capital Income Builder

	For the period ended December 31, 2014[1]
	Ordinary	Long-term	Total distributions
Share class	income	capital gains	paid
Class 1	$409	$—	$409
Class 2	—	—	—
Class 4	520	—	520
Total	$929	$—	$929

160	American Funds Insurance Series

Asset Allocation Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$244,441	$487,101	$731,542	$160,436	$—	$160,436
Class 2	104,039	252,911	356,950	79,271	—	79,271
Class 3	774	1,837	2,611	607	—	607
Class 4	434	247	681	4	—	4
Total	$349,688	$742,096	$1,091,784	$240,318	$—	$240,318

Global Balanced Fund

	Year ended December 31, 2014						Year ended December 31, 2013
					Total						Total
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class 1	$559		$943		$1,502		$557		$260		$817
Class 2	2,317		4,536		6,853		2,083		1,129		3,212
Class 4	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Total	$2,876		$5,479		$8,355		$2,640		$1,389		$4,029

Bond Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$106,599	$1,717	$108,316	$89,562	$43,797	$133,359
Class 2	88,930	1,704	90,634	86,573	53,541	140,114
Class 4	497	3	500	45	6	51
Total	$196,026	$3,424	$199,450	$176,180	$97,344	$273,524

Global Bond Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$21,017	$10,164	$31,181	$6,185		$7,310		$13,495
Class 2	17,806	12,830	30,636	8,801		10,402		19,203
Class 4	57	4	61	—	[2]	—	[2]	—	[2]
Total	$38,880	$22,998	$61,878	$14,986		$17,712		$32,698

High-Income Bond Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$60,248	$—	$60,248	$55,659	$—	$55,659
Class 2	55,536	—	55,536	70,100	—	70,100
Class 3	966	—	966	1,237	—	1,237
Class 4	46	—	46	5	—	5
Total	$116,796	$—	$116,796	$127,001	$—	$127,001

See end of tables for footnotes.

American Funds Insurance Series	161

Mortgage Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$2,595	$—	$2,595	$1,647		$46		$1,693
Class 2	364	—	364	296		15		311
Class 4	4	—	4	—	[2]	—	[2]	—	[2]
Total	$2,963	$—	$2,963	$1,943		$61		$2,004

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total				Total
	Ordinary	Long-term	distributions	Ordinary	Long-term		distributions
Share class	income	capital gains	paid	income	capital gains		paid
Class 1	$22,540	$—	$22,540	$35,942	$25,494		$61,436
Class 2	18,675	—	18,675	35,681	28,443		64,124
Class 3	143	—	143	318	255		573
Class 4	325	—	325	2	—	[2]	2
Total	$41,683	$—	$41,683	$71,943	$54,192		$126,135

Managed Risk Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$2	$3	$5	$1	$—	$1
Class P2	532	1,325	1,857	139	—	139
Total	$534	$1,328	$1,862	$140	$—	$140

Managed Risk International Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$2	$—	$2	$1	$—	$1
Class P2	508	—	508	113	—	113
Total	$510	$—	$510	$114	$—	$114

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$6	$—	$6	$2	$—	$2
Class P2	2,173	—	2,173	340	—	340
Total	$2,179	$—	$2,179	$342	$—	$342

162	American Funds Insurance Series

Managed Risk Growth-Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$2	$3	$5	$1	$—	$1
Class P2	641	1,587	2,228	201	—	201
Total	$643	$1,590	$2,233	$202	$—	$202

Managed Risk Asset Allocation Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$581	$—	$581	$1,126	$—	$1,126
Class P2	976	—	976	7,025	—	7,025
Total	$1,557	$—	$1,557	$8,151	$—	$8,151

[1]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[2]	Amount less than one thousand.
[3]	For the period May 1, 2013, commencement of operations, through December 31, 2013.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waiver — The series’ board of trustees approved an amended agreement for Blue Chip Income and Growth Fund effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $6.5 billion to 0.360%. During the year ended December 31, 2014, CRMC voluntarily reduced investment advisory services fees to the new rate for Blue Chip Income and Growth Fund. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2014, total investment advisory services fees waived by CRMC were $897,000.

American Funds Insurance Series	163

The range of rates and asset levels and the current annualized rates of average net assets for each fund, before and after any investment advisory services waivers, are as follows:

					For the	For the
					period ended	period ended
	Rates		Net asset level (in billions)		December 31,	December 31,
	Beginning	Ending		In excess	2014,	2014,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.52%	.52%
Global Small Capitalization Fund	.800	.635	.6	5.0	.70	.70
Growth Fund	.500	.280	.6	34.0	.33	.33
International Fund	.690	.430	.5	21.0	.50	.50
New World Fund	.850	.620	.5	2.5	.72	.72
Blue Chip Income and Growth Fund	.500	.370	.6	4.0	.40	.40
Global Growth and Income Fund	.690	.480	.6	3.0	.60	.60
Growth-Income Fund	.500	.219	.6	34.0	.27	.27
International Growth and Income Fund	.690	.530	.5	1.0	.64	.64
Capital Income Builder	.500		all		.50	.50
Asset Allocation Fund	.500	.244	.6	13.0	.28	.28
Global Balanced Fund	.660	.510	.5	1.0	.66	.66
Bond Fund	.480	.330	.6	8.0	.37	.37
Global Bond Fund	.570	.450	1.0	3.0	.53	.53
High-Income Bond Fund	.500	.420	.6	2.0	.46	.46
Mortgage Fund	.420	.290	.6	3.0	.42	.42
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.33	.33
Cash Management Fund	.320	.270	1.0	2.0	.32	.32
Managed Risk Growth Fund	.250		all		.25	.20
Managed Risk International Fund	.250		all		.25	.20
Managed Risk Blue Chip Income and Growth Fund	.250		all		.25	.20
Managed Risk Growth-Income Fund	.250		all		.25	.20
Managed Risk Asset Allocation Fund	.250		all		.25	.20

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 2	0.25%	0.25%
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement that applies to all funds except the managed risk funds. Under the agreement, each share class pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

164	American Funds Insurance Series

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Reimbursement of fees and expenses — CRMC is currently reimbursing a portion of other expenses for each of the managed risk funds so that each fund’s expenses do not exceed 0.28% of its respective average daily net assets. Other expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2014, total expenses reimbursed by CRMC were $335,000.

Class-specific expenses and reimbursements under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$152
Class 2	10,372	—	415
Class 4	22	22	1
Total class-specific expenses	$10,394	$22	$568

Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$134
Class 2	7,171	—	287
Class 4	20	20	1
Total class-specific expenses	$7,191	$20	$422

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$699
Class 2	39,295	—	1,572
Class 3	378	—	21
Class 4	25	25	1
Total class-specific expenses	$39,698	$25	$2,293

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$334
Class 2	12,035	—	481
Class 3	77	—	4
Class 4	20	20	1
Total class-specific expenses	$12,132	$20	$820

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$146
Class 2	3,067	—	123
Class 4	77	77	3
Total class-specific expenses	$3,144	$77	$272

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$309
Class 2	9,284	—	372
Class 4	6	6	—	*
Total class-specific expenses	$9,290	$6	$681

Global Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$19
Class 2	4,393	—	176
Class 4	2	3	—	*
Total class-specific expenses	$4,395	$3	$195

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$1,020
Class 2	36,520	—	1,461
Class 3	340	—	19
Class 4	30	30	1
Total class-specific expenses	$36,890	$30	$2,501

See end of tables for footnote.

American Funds Insurance Series	165

International Growth and Income Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$73
Class 2	648		—		26
Class 4	24		24		1
Total class-specific expenses	$672		$24		$100

Capital Income Builder

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$1
Class 2	—		—		—
Class 4	39		39		2
Total class-specific expenses	$39		$39		$3

Asset Allocation Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$1,111
Class 2	14,034		—		561
Class 3	74		—		4
Class 4	26		26		1
Total class-specific expenses	$14,134		$26		$1,677

Global Balanced Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$4
Class 2	427		—		17
Class 4	—		—		—
Total class-specific expenses	$427		$—		$21

Bond Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$485
Class 2	11,692		—		468
Class 4	31		32		1
Total class-specific expenses	$11,723		$32		$954

Global Bond Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$118
Class 2	3,692		—		148
Class 4	3		3		—	*
Total class-specific expenses	$3,695		$3		$266

High-Income Bond Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$93
Class 2	2,546		—		102
Class 3	33		—		2
Class 4	5		6		—	*
Total class-specific expenses	$2,584		$6		$197

Mortgage Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$24
Class 2	127		—		5
Class 4	—	*	—	*	—	*
Total class-specific expenses	$127		$—	*	$29

U.S. Government/AAA-Rated Securities Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$167
Class 2	4,463		—		179
Class 3	24		—		1
Class 4	22		22		1
Total class-specific expenses	$4,509		$22		$348

Cash Management Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$5
Class 2	906		—		36
Class 3	14		—		1
Class 4	6		6		—	*
Total class-specific expenses	$926		$6		$42

Managed Risk Growth Fund

			Insurance
	Distribution		administrative
	services		services
Class P1	$—		$—
Class P2	122		122
Total class-specific expenses	$122		$122

Managed Risk International Fund

			Insurance
	Distribution		administrative
	services		services
Class P1	$—		$—
Class P2	71		71
Total class-specific expenses	$71		$71

166	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$—
Class P2	121	121
Total class-specific expenses	$121	$121

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$—
Class P2	105	105
Total class-specific expenses	$105	$105

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$476
Class P2	3,407	3,407
Total class-specific expenses	$3,407	$3,883

* Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

			Increase in value of		Total trustees’
	Current fees		deferred amounts		compensation
Global Growth Fund	$50		$5		$55
Global Small Capitalization Fund	37		3		40
Growth Fund	200		47		247
International Fund	75		21		96
New World Fund	23		2		25
Blue Chip Income and Growth Fund	57		4		61
Global Growth and Income Fund	17		1		18
Growth-Income Fund	216		53		269
International Growth and Income Fund	9		—		9
Capital Income Builder	—	*	—		—	*
Asset Allocation Fund	142		16		158
Global Balanced Fund	2		—	*	2
Bond Fund	81		7		88
Global Bond Fund	23		1		24
High-Income Bond Fund	17		5		22
Mortgage Fund	2		—	*	2
U.S. Government/AAA-Rated Securities Fund	30		5		35
Cash Management Fund	4		2		6
Managed Risk Growth Fund	—	*	—	*	—	*
Managed Risk International Fund	—	*	—	*	—	*
Managed Risk Blue Chip Income and Growth Fund	—	*	—	*	—	*
Managed Risk Growth-Income Fund	—	*	—	*	—	*
Managed Risk Asset Allocation Fund	11		—	*	11

* Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the series.

American Funds Insurance Series	167

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1,2]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$184,637	6,455	$170,945	6,260		$(174,151)	(6,124)	$181,431	6,591
Class 2	63,364	2,246	456,339	16,834		(541,744)	(19,183)	(22,041)	(103)
Class 4	19,507	693	914	33		(1,305)	(47)	19,116	679
Total net increase (decrease)	$267,508	9,394	$628,198	23,127		$(717,200)	(25,354)	$178,506	7,167

Year ended December 31, 2013
Class 1	$258,243	10,345	$21,540	764		$(652,054)	(23,190)	$(372,271)	(12,081)
Class 2	273,799	12,031	50,234	1,788		(692,022)	(26,313)	(367,989)	(12,494)
Class 4	881	30	5	—	[3]	(79)	(2)	807	28
Total net increase (decrease)	$532,923	22,406	$71,779	2,552		$(1,344,155)	(49,505)	$(739,453)	(24,547)

Global Small Capitalization Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$271,446	10,305	$10,641	409		$(129,888)	(4,940)	$152,199	5,774
Class 2	61,975	2,423	16,282	630		(344,027)	(13,338)	(265,770)	(10,285)
Class 4	11,043	422	43	1		(3,103)	(119)	7,983	304
Total net increase (decrease)	$344,464	13,150	$26,966	1,040		$(477,018)	(18,397)	$(105,588)	(4,207)

Year ended December 31, 2013

Class 1	$285,973	12,430	$9,160	410		$(337,663)	(15,049)	$(42,530)	(2,209)
Class 2	58,648	2,581	24,174	1,098		(399,343)	(17,694)	(316,521)	(14,015)
Class 4	4,861	201	3	—3		(1,241)	(50)	3,623	151
Total net increase (decrease)	$349,482	15,212	$33,337	1,508		$(738,247)	(32,793)	$(355,428)	(16,073)

Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$427,546	5,435	$439,268	5,684		$(902,919)	(11,466)	$(36,105)	(347)
Class 2	161,775	2,066	891,416	11,588		(2,361,274)	(30,194)	(1,308,083)	(16,540)
Class 3	818	10	12,194	157		(26,290)	(333)	(13,278)	(166)
Class 4	19,956	255	559	7		(2,162)	(28)	18,353	234
Total net increase (decrease)	$610,095	7,766	$1,343,437	17,436		$(3,292,645)	(42,021)	$(1,339,113)	(16,819)

Year ended December 31, 2013

Class 1	$294,640	4,226	$77,034	1,051		$(2,235,166)	(32,949)	$(1,863,492)	(27,672)
Class 2	157,902	2,305	142,471	1,972		(2,838,847)	(41,366)	(2,538,474)	(37,089)
Class 3	1,530	21	1,987	27		(27,728)	(401)	(24,211)	(353)
Class 4	4,782	67	32	1		(399)	(6)	4,415	62
Total net increase (decrease)	$458,854	6,619	$221,524	3,051		$(5,102,140)	(74,722)	$(4,421,762)	(65,052)

168	American Funds Insurance Series

International Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$380,142	17,940	$56,042	2,782	$(341,755)	(16,103)	$94,429	4,619
Class 2	227,750	10,810	62,808	3,135	(1,641,111)	(78,073)	(1,350,553)	(64,128)
Class 3	229	10	585	29	(7,077)	(334)	(6,263)	(295)
Class 4	17,887	843	253	13	(1,144)	(54)	16,996	802
Total net increase (decrease)	$626,008	29,603	$119,688	5,959	$(1,991,087)	(94,564)	$(1,245,391)	(59,002)

Year ended December 31, 2013

Class 1	$248,721	12,978	$50,434	2,504	$(1,206,929)	(63,495)	$(907,774)	(48,013)
Class 2	213,458	11,190	75,225	3,750	(865,300)	(45,337)	(576,617)	(30,397)
Class 3	685	35	614	31	(6,904)	(362)	(5,605)	(296)
Class 4	2,148	110	23	1	(194)	(10)	1,977	101
Total net increase (decrease)	$465,012	24,313	$126,296	6,286	$(2,079,327)	(109,204)	$(1,488,019)	(78,605)

New World Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$324,674	13,748	$159,199	6,820	$(159,490)	(6,712)	$324,383	13,856
Class 2	67,274	3,007	133,538	5,749	(199,405)	(8,528)	1,407	228
Class 4	66,188	2,863	3,128	137	(4,760)	(202)	64,556	2,798
Total net increase (decrease)	$458,136	19,618	$295,865	12,706	$(363,655)	(15,442)	$390,346	16,882

Year ended December 31, 2013

Class 1	$291,376	12,346	$26,867	1,123	$(189,247)	(7,862)	$128,996	5,607
Class 2	67,014	2,889	23,403	991	(277,349)	(11,889)	(186,932)	(8,009)
Class 4	8,180	339	96	4	(188)	(8)	8,088	335
Total net increase (decrease)	$366,570	15,574	$50,366	2,118	$(466,784)	(19,759)	$(49,848)	(2,067)

Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$634,484	44,701	$109,528	7,600		$(357,453)	(25,605)	$386,559	26,696
Class 2	30,187	2,104	111,072	7,771		(593,568)	(42,833)	(452,309)	(32,958)
Class 4	11,406	792	215	15		(2,557)	(182)	9,064	625
Total net increase (decrease)	$676,077	47,597	$220,815	15,386		$(953,578)	(68,620)	$(56,686)	(5,637)

Year ended December 31, 2013

Class 1	$986,042	89,659	$54,549	4,323		$(174,356)	(14,648)	$866,235	79,334
Class 2	13,596	1,173	66,918	5,356		(663,556)	(57,363)	(583,042)	(50,834)
Class 4	101	8	2	—	[3]	— [3]	— [3]	103	8
Total net increase (decrease)	$999,739	90,840	$121,469	9,679		$(837,912)	(72,011)	$283,296	28,508

See end of tables for footnotes.

American Funds Insurance Series	169

Global Growth and Income Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$34,831	2,706	$7,340	582	$(51,693)	(4,103)	$(9,522)	(815)
Class 2	29,379	2,291	59,444	4,718	(264,395)	(20,538)	(175,572)	(13,529)
Class 4	1,666	129	55	4	(780)	(61)	941	72
Total net increase (decrease)	$65,876	5,126	$66,839	5,304	$(316,868)	(24,702)	$(184,153)	(14,272)

Year ended December 31, 2013

Class 1	$38,885	3,340	$6,806	566	$(52,061)	(4,474)	$(6,370)	(568)
Class 2	35,387	3,082	56,388	4,700	(421,844)	(36,504)	(330,069)	(28,722)
Class 4	678	56	19	2	(162)	(13)	535	45
Total net increase (decrease)	$74,950	6,478	$63,213	5,268	$(474,067)	(40,991)	$(335,904)	(29,245)

Growth-Income Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$1,350,590	26,045	$641,213	12,554	$(1,449,140)	(28,021)	$542,663	10,578
Class 2	146,775	2,843	890,805	17,580	(2,265,133)	(44,088)	(1,227,553)	(23,665)
Class 3	1,337	25	11,614	227	(29,526)	(570)	(16,575)	(318)
Class 4	28,729	553	674	13	(2,803)	(54)	26,600	512
Total net increase (decrease)	$1,527,431	29,466	$1,544,306	30,374	$(3,746,602)	(72,733)	$(674,865)	(12,893)

Year ended December 31, 2013

Class 1	$970,097	21,875	$142,493	2,962	$(3,617,332)	(84,723)	$(2,504,742)	(59,886)
Class 2	101,521	2,274	185,855	3,897	(2,617,064)	(59,419)	(2,329,688)	(53,248)
Class 3	1,397	31	2,493	52	(28,707)	(644)	(24,817)	(561)
Class 4	3,337	72	32	1	(357)	(8)	3,012	65
Total net increase (decrease)	$1,076,352	24,252	$330,873	6,912	$(6,263,460)	(144,794)	$(4,856,235)	(113,630)

International Growth and Income Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$135,449	7,581	$30,562	1,854	$(65,051)	(3,745)	$100,960	5,690
Class 2	16,759	964	9,825	597	(18,584)	(1,055)	8,000	506
Class 4	21,190	1,211	639	39	(921)	(52)	20,908	1,198
Total net increase (decrease)	$173,398	9,756	$41,026	2,490	$(84,556)	(4,852)	$129,868	7,394

Year ended December 31, 2013

Class 1	$432,753	27,502	$28,659	1,689	$(45,474)	(2,646)	$415,938	26,545
Class 2	21,144	1,309	10,078	596	(31,345)	(1,880)	(123)	25
Class 4	791	45	11	1	(105)	(6)	697	40
Total net increase (decrease)	$454,688	28,856	$38,748	2,286	$(76,924)	(4,532)	$416,512	26,610

170	American Funds Insurance Series

Capital Income Builder

	Proceeds from initial capitalization			Sales[1]				Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014[4]

Class 1	$19,998	2,000		$154		16		$409		41		$(36)	(4)	$20,525	2,053
Class 2	1	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	—	1	—	[3]
Class 4	1	—	[3]	56,746		5,678		520		53		(1,130)	(113)	56,137	5,618
Total net increase (decrease)	$20,000	2,000		$56,900		5,694		$929		94		$(1,166)	(117)	$76,663	7,671

Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$1,900,080	84,968	$731,542	33,258	$(1,038,802)	(46,153)	$1,592,820	72,073
Class 2	155,081	6,998	356,950	16,361	(715,536)	(32,277)	(203,505)	(8,918)
Class 3	1,259	57	2,611	118	(6,288)	(281)	(2,418)	(106)
Class 4	32,797	1,481	681	31	(2,050)	(94)	31,428	1,418
Total net increase (decrease)	$2,089,217	93,504	$1,091,784	49,768	$(1,762,676)	(78,805)	$1,418,325	64,467

Year ended December 31, 2013

Class 1	$1,917,257	91,983	$160,436	7,366	$(459,506)	(22,330)	$1,618,187	77,019
Class 2	214,460	10,499	79,271	3,677	(851,000)	(41,687)	(557,269)	(27,511)
Class 3	1,510	72	607	28	(5,389)	(259)	(3,272)	(159)
Class 4	487	22	4	—	— [3]	— [3]	491	22
Total net increase (decrease)	$2,133,714	102,576	$240,318	11,071	$(1,315,895)	(64,276)	$1,058,137	49,371

Global Balanced Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2014

Class 1	$229	20	$1,503		134		$(127)	(11)	$1,605		143
Class 2	29,687	2,589	6,852		616		(9,380)	(820)	27,159		2,385
Class 4	—	—	—	[3]	—	[3]	—	—	—	[3]	—	[3]
Total net increase (decrease)	$29,916	2,609	$8,355		750		$(9,507)	(831)	$28,764		2,528

Year ended December 31, 2013

Class 1	$377	35	$817		73		$(184)	(17)	$1,010		91
Class 2	33,820	3,112	3,212		288		(13,106)	(1,202)	23,926		2,198
Class 4	—	—	—	[3]	—	[3]	—	—	—	[3]	—	[3]
Total net increase (decrease)	$34,197	3,147	$4,029		361		$(13,290)	(1,219)	$24,936		2,289

See end of tables for footnotes.

American Funds Insurance Series	171

Bond Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$754,186	68,208	$107,710	9,742	$(542,787)	(48,790)	$319,109	29,160
Class 2	177,278	16,106	90,634	8,290	(619,817)	(56,644)	(351,905)	(32,248)
Class 4	31,784	2,869	501	45	(5,766)	(522)	26,519	2,392
Total net increase (decrease)	$963,248	87,183	$198,845	18,077	$(1,168,370)	(105,956)	$(6,277)	(696)

Year ended December 31, 2013

Class 1	$1,279,497	115,702	$133,350	12,270	$(615,210)	(54,877)	$797,637	73,095
Class 2	408,953	37,839	140,114	13,025	(587,137)	(53,583)	(38,070)	(2,719)
Class 4	3,160	289	51	5	(191)	(18)	3,020	276
Total net increase (decrease)	$1,691,610	153,830	$273,515	25,300	$(1,202,538)	(108,478)	$762,587	70,652

Global Bond Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$241,123	19,710	$31,181		2,593		$(156,449)	(12,855)	$115,855	9,448
Class 2	24,571	2,029	30,636		2,560		(157,807)	(13,005)	(102,600)	(8,416)
Class 4	4,775	392	61		5		(626)	(52)	4,210	345
Total net increase (decrease)	$270,469	22,131	$61,878		5,158		$(314,882)	(25,912)	$17,465	1,377

Year ended December 31, 2013

Class 1	$400,246	33,288	$13,495		1,134		$(240,206)	(20,328)	$173,535	14,094
Class 2	74,483	6,243	19,203		1,622		(198,058)	(16,777)	(104,372)	(8,912)
Class 4	10	1	—	[3]	—	[3]	— [3]	— [3]	10	1
Total net increase (decrease)	$474,739	39,532	$32,698		2,756		$(438,264)	(37,105)	$69,173	5,183

High-Income Bond Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]			Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount		Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$226,447	20,029	$60,198	5,726			$(69,861)	(6,187)	$216,784	19,568
Class 2	27,460	2,460	55,536	5,341			(167,244)	(15,003)	(84,248)	(7,202)
Class 3	1,235	109	966	91			(4,384)	(388)	(2,183)	(188)
Class 4	5,476	487	46	4			(5,386)	(472)	136	19
Total net increase (decrease)	$260,618	23,085	$116,746	11,162			$(246,875)	(22,050)	$130,489	12,197

Year ended December 31, 2013

Class 1	$176,901	15,477	$55,635	5,010			$(271,595)	(23,719)	$(39,059)	(3,232)
Class 2	55,098	4,920	70,100	6,387			(199,655)	(17,691)	(74,457)	(6,384)
Class 3	2,555	222	1,237	111			(6,052)	(528)	(2,260)	(195)
Class 4	92	8	5	—	[3]	’	— [3]	— [3]	97	8
Total net increase (decrease)	$234,646	20,627	$126,977	11,508			$(477,302)	(41,938)	$(115,679)	(9,803)

172	American Funds Insurance Series

Mortgage Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2014

Class 1	$98,137	9,226	$2,596		243		$(16,394)	(1,558)	$84,339		7,911
Class 2	7,547	713	364		34		(6,687)	(633)	1,224		114
Class 4	978	92	3		—	[3]	(513)	(48)	468		44
Total net increase (decrease)	$106,662	10,031	$2,963		277		$(23,594)	(2,239)	$86,031		8,069

Year ended December 31, 2013

Class 1	$131,740	12,668	$1,693		165		$(18,122)	(1,746)	$115,311		11,087
Class 2	11,184	1,078	311		30		(10,545)	(1,019)	950		89
Class 4	—	—	—	[3]	—	[3]	—	—	—	[3]	—	[3]
Total net increase (decrease)	$142,924	13,746	$2,004		195		$(28,667)	(2,765)	$116,261		11,176

U.S. Government AAA-Rated Securities Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$137,157	11,139	$22,540	1,819		$(82,815)	(6,714)	$76,882	6,244
Class 2	28,567	2,357	18,675	1,521		(200,417)	(16,407)	(153,175)	(12,529)
Class 3	1,459	118	143	11		(3,611)	(293)	(2,009)	(164)
Class 4	41,142	3,315	325	26		(20,338)	(1,649)	21,129	1,692
Total net increase (decrease)	$208,325	16,929	$41,683	3,377		$(307,181)	(25,063)	$(57,173)	(4,757)

Year ended December 31, 2013

Class 1	$160,004	12,948	$61,436	5,042		$(336,723)	(27,279)	$(115,283)	(9,289)
Class 2	61,544	5,019	64,124	5,311		(195,682)	(16,029)	(70,014)	(5,699)
Class 3	1,142	93	573	47		(6,009)	(488)	(4,294)	(348)
Class 4	452	38	2	—	[3]	(27)	(2)	427	36
Total net increase (decrease)	$223,142	18,098	$126,135	10,400		$(538,441)	(43,798)	$(189,164)	(15,300)

Cash Management Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$30,209	2,674	$—	—	$(38,206)	(3,382)	$(7,997)	(708)
Class 2	155,395	14,015	—	—	(217,194)	(19,587)	(61,799)	(5,572)
Class 3	4,241	379	—	—	(4,604)	(411)	(363)	(32)
Class 4	14,839	1,316	—	—	(7,600)	(674)	7,239	642
Total net increase (decrease)	$204,684	18,384	$—	—	$(267,604)	(24,054)	$(62,920)	(5,670)

Year ended December 31, 2013

Class 1	$26,858	2,372	$—	—	$(36,064)	(3,184)	$(9,206)	(812)
Class 2	210,456	18,884	—	—	(272,642)	(24,465)	(62,186)	(5,581)
Class 3	6,711	597	—	—	(9,101)	(810)	(2,390)	(213)
Class 4	—	—	—	—	—	—	—	—
Total net increase (decrease)	$244,025	21,853	$—	—	$(317,807)	(28,459)	$(73,782)	(6,606)

See end of tables for footnotes.

American Funds Insurance Series	173

Managed Risk Growth Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class P1	$—	—	$23	2	$5	—	[3]	$(6)	(1)	$22	1
Class P2	—	—	58,735	5,108	1,857	164		(8,675)	(742)	51,917	4,530
Total net increase (decrease)	$—	—	$58,758	5,110	$1,862	164		$(8,681)	(743)	$51,939	4,531

Year ended December 31, 2013[5]

Class P1	$100	10	$50	5	$1	—	[3]	$(1)	— [3]	$150	15
Class P2	4,900	490	22,269	2,059	139	12		(1,358)	(126)	25,950	2,435
Total net increase (decrease)	$5,000	500	$22,319	2,064	$140	12		$(1,359)	(126)	$26,100	2,450

Managed Risk International Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class P1	$—	—	$14	1	$2	—	[3]	$— [3]	— [3]	$16	1
Class P2	—	—	38,069	3,583	508	50		(6,673)	(626)	31,904	3,007
Total net increase (decrease)	$—	—	$38,083	3,584	$510	50		$(6,673)	(626)	$31,920	3,008

Year ended December 31, 2013[5]

Class P1	$100	10	$—	—	$1	—	[3]	$— [3]	— [3]	$101	10
Class P2	4,900	490	11,094	1,073	113	11		(228)	(23)	15,879	1,551
Total net increase (decrease)	$5,000	500	$11,094	1,073	$114	11		$(228)	(23)	$15,980	1,561

Managed Risk Blue Chip Income and Growth Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class P1	$—	—	$86	7	$6	—	[3]	$(2)	— [3]	$90	7
Class P2	—	—	77,239	6,603	2,173	185		(9,167)	(776)	70,245	6,012
Total net increase (decrease)	$—	—	$77,325	6,610	$2,179	185		$(9,169)	(776)	$70,335	6,019

Year ended December 31, 2013[5]

Class P1	$100	10	$11	1	$2	—	[3]	$— [3]	— [3]	$113	11
Class P2	4,900	490	19,819	1,894	340	32		(431)	(41)	24,628	2,375
Total net increase (decrease)	$5,000	500	$19,830	1,895	$342	32		$(431)	(41)	$24,741	2,386

174	American Funds Insurance Series

Managed Risk Growth-Income Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class P1	$—	—	$21	2	$5	—	[3]	$— [3]	— [3]	$26	2
Class P2	—	—	60,935	5,124	2,228	191		(10,957)	(913)	52,206	4,402
Total net increase (decrease)	$—	—	$60,956	5,126	$2,233	191		$(10,957)	(913)	$52,232	4,404

Year ended December 31, 2013[5]

Class P1	$100	10	$6	1	$1	—	[3]	$—	—	$107	11
Class P2	4,900	490	17,350	1,603	201	18		(226)	(21)	22,225	2,090
Total net increase (decrease)	$5,000	500	$17,356	1,604	$202	18		$(226)	(21)	$22,332	2,101

Managed Risk Asset Allocation Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class P1	$158,370	13,095	$581	47	$(9)	(1)	$158,942	13,141
Class P2	996,253	82,884	976	80	(55,636)	(4,564)	941,593	78,400
Total net increase (decrease)	$1,154,623	95,979	$1,557	127	$(55,645)	(4,565)	$1,100,535	91,541

Year ended December 31, 2013

Class P1	$98,804	8,801	$1,126	96	$(5,829)	(521)	$94,101	8,376
Class P2	728,422	64,675	7,025	598	(11,691)	(1,045)	723,756	64,228
Total net increase (decrease)	$827,226	73,476	$8,151	694	$(17,520)	(1,566)	$817,857	72,604

[1]	Includes exchanges between share classes of the fund.
[2]	For the year ended December 31, 2013, includes amounts and shares issued to acquire the net assets of Global Discovery Fund.
[3]	Amount less than one thousand.
[4]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[5]	For the period May 1, 2013, commencement of operations, through December 31, 2013.

9. Investment transactions and other disclosures

The following tables present additional information for the year ended December 31, 2014 (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$1,214,443	$1,091,298	$6,355,268	$1,381,380	$857,727	$2,394,238
Sales of investment securities*	1,690,492	1,092,048	9,239,217	2,813,994	1,002,804	2,467,058
Non-U.S. taxes paid on dividend income	6,390	1,373	5,371	14,086	3,395	1,088
Non-U.S. taxes paid on interest income	—	—	—	—	78	—
Non-U.S. taxes paid on realized gains	—	—	—	—	1	—
Non-U.S. taxes provided on unrealized gains	135	—	—	1,982	4,958	—
Dividends from affiliated issuers	—	222	3,067	—	—	—
Net realized gain from affiliated issuers	—	1,449	—	—	—	—

See end of tables for footnote.

American Funds Insurance Series	175

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Purchases of investment securities*	$513,379	$5,771,695	$401,141	$81,414	$11,996,691	$138,697
Sales of investment securities*	722,344	8,128,463	308,572	10,688	11,766,369	131,288
Non-U.S. taxes paid on dividend income	3,174	6,395	2,215	23	3,269	184
Non-U.S. taxes paid on interest income	—	—	—	—	—	9
Non-U.S. taxes paid on realized gains	—	—	—	—	—	2
Non-U.S. taxes provided on unrealized gains	5	3,569	193	—	108	3
Dividends from affiliated issuers	1,316	—	—	—	—	—
Net realized gain from affiliated issuers	—	—	—	—	—	—

					U.S.
			High-		Government/
		Global	Income		AAA-Rated	Cash
	Bond	Bond	Bond	Mortgage	Securities	Management
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$25,849,455	$4,243,921	$1,152,794	$2,238,799	$9,996,605	$—
Sales of investment securities*	25,947,835	4,324,239	995,578	2,189,452	10,220,255	—
Non-U.S. taxes paid on dividend income	—	—	—	—	—	—
Non-U.S. taxes paid on interest income	69	431	19	—	—	—
Non-U.S. taxes refunded on realized gains	(9)	—	—	—	—	—
Non-U.S. taxes provided on unrealized gains	76	91	10	—	—	—
Dividends from affiliated issuers	—	—	—	—	—	—
Net realized gain from affiliated issuers	—	—	—	—	—	—

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$57,281	$36,102	$73,235	$58,078	$1,131,547
Sales of investment securities*	10,860	6,599	11,151	12,069	47,131
Non-U.S. taxes paid on dividend income	—	—	—	—	—
Non-U.S. taxes paid on interest income	—	—	—	—	—
Non-U.S. taxes paid on realized gains	—	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	—	—	—	—
Dividends from affiliated issuers	901	700	2,611	957	30,954
Net realized gain from affiliated issuers	1,399	743	2,062	1,859	7,887

* Excludes short-term securities and U.S. government obligations, if any.

10. Ownership concentration

At December 31, 2014, CRMC held aggregate ownership of 27% and 17% of the outstanding shares of Capital Income Builder and Global Balanced Fund, respectively. The ownership represents the seed money invested in the funds when each fund began operations.

176	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/14	$30.11	$.31	$.40	$.71	$(.40)	$(2.94)	$(3.34)	$27.48	2.52%	$1,558		.55%		1.08%
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508		.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466		.56		1.38
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277		.55		1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227		.56		1.54
Class 2:
12/31/14	29.92	.24	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992		.80		.85
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379		.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723		.81		1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535		.80		1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308		.81		1.30
Class 4:
12/31/14	30.07	.07	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1		1.06		.43
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27 [5]	—	[6]	.02	[2,5]	.04 [2,5]

Global Small Capitalization Fund

Class 1:
12/31/14	$25.69	$.09	$.52	$.61	$(.09)	$(.12)	$(.21)	$26.09	2.36%	$1,411		.74%		.34%
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241		.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019		.75		.46
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795		.74		.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818		.75		.69
Class 2:
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738		.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955		.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603		1.00		.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450		.99		.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189		1.00		.45
Class 4:
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4		1.24		(.50)
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80 [5]	—	[6]	.04	[2,5]	.04 [2,5]

See end of tables for footnotes.

American Funds Insurance Series	177

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/14	$78.54	$.88	[7]	$5.79	$6.67	$(1.16)	$(3.90)	$(5.06)	$80.15	8.78%	$7,118		.35%		1.12%[7]
12/31/13	60.90	.64		17.84	18.48	(.84)	—	(.84)	78.54	30.43	7,003		.35		.93
12/31/12	52.07	.63		8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116		.35		1.10
12/31/11	54.78	.45		(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426		.34		.81
12/31/10	46.45	.49		8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011		.34		1.02
Class 2:
12/31/14	77.94	.68	[7]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413		.60		.87	[7]
12/31/13	60.45	.47		17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334		.60		.68
12/31/12	51.68	.47		8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911		.60		.83
12/31/11	54.35	.30		(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701		.59		.55
12/31/10	46.10	.36		8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896		.59		.76
Class 3:
12/31/14	78.62	.74	[7]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208		.53		.94	[7]
12/31/13	60.97	.52		17.84	18.36	(.71)	—	(.71)	78.62	30.20	216		.53		.75
12/31/12	52.13	.53		8.83	9.36	(.52)	—	(.52)	60.97	17.97	189		.53		.92
12/31/11	54.82	.34		(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189		.52		.62
12/31/10	46.49	.40		8.31	8.71	(.38)	—	(.38)	54.82	18.76	232		.52		.82
Class 4:
12/31/14	78.32	.37	[7]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24		.85		.47	[7]
12/31/13	60.90	.29		17.90	18.19	(.77)	—	(.77)	78.32	29.96	5		.85		.40
12/31/12[3,4]	60.55	.03		.78	.81	(.46)	—	(.46)	60.90	1.33 [5]	—	[6]	.02	[2,5]	.05	[2,5]

International Fund

Class 1:
12/31/14	$21.22	$.30		$(.81)	$(.51)	$(.36)	$—	$(.36)	$20.35	(2.41)%	$3,282		.54%		1.43%
12/31/13	17.68	.27		3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324		.54		1.41
12/31/12	15.21	.30		2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618		.54		1.81
12/31/11	18.05	.35		(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314		.53		2.03
12/31/10	17.17	.28		.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490		.53		1.69
Class 2:
12/31/14	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374		.79		1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916		.79		1.15
12/31/12	15.16	.26		2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465		.79		1.57
12/31/11	17.98	.31		(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210		.78		1.81
12/31/10	17.11	.24		.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615		.78		1.46
Class 3:
12/31/14	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38		.72		1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	—	(.28)	21.24	21.67	46		.72		1.22
12/31/12	15.23	.27		2.47	2.74	(.27)	—	(.27)	17.70	17.97	44		.72		1.65
12/31/11	18.05	.33		(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43		.71		1.90
12/31/10	17.18	.26		.97	1.23	(.36)	—	(.36)	18.05	7.26	61		.71		1.54
Class 4:
12/31/14	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18		1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	—	(.30)	21.16	21.48	2		1.04		(.07)
12/31/12[3,4]	17.79	.01		.16	.17	(.28)	—	(.28)	17.68	.98 [5]	—	[6]	.02	[2,5]	.05	[2,5]

178	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
12/31/14	$25.08	$.29	[7]	$(1.92)	$(1.63)	$(.29)	$(2.44)	$(2.73)	$20.72	(7.63)%	$1,433		.78%		1.23%[7]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
12/31/12	19.65	.33		3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140		.79		1.54
12/31/11	23.28	.36		(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826		.78		1.62
12/31/10	20.04	.37		3.25	3.62	(.38)	—	(.38)	23.28	18.20	774		.80		1.76
Class 2:
12/31/14	24.88	.24	[7]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[7]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
12/31/12	19.50	.28		3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04		1.31
12/31/11	23.09	.30		(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350		1.03		1.37
12/31/10	19.89	.31		3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739		1.05		1.52
Class 4:
12/31/14	24.99	.09	[7]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[7]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56
12/31/12[3,4]	22.83	.01		.35	.36	(.26)	—	(.26)	22.93	1.58 [5]	—	[6]	.04	[2,5]	.04	[2,5]

Blue Chip Income and Growth Fund

Class 1:
12/31/14	$13.12	$.46	[7]	$1.59	$2.05	$(.48)	$—	$(.48)	$14.69	15.69%	$3,542		.42%		3.31%[7]
12/31/13	10.05	.27		3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814		.42		2.27
12/31/12	9.00	.24		1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357		.43		2.41
12/31/11	9.25	.19		(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992		.42		2.08
12/31/10	8.37	.18		.87	1.05	(.17)	—	(.17)	9.25	12.61	674		.44		2.10
Class 2:
12/31/14	13.02	.44	[7]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722		.67		3.14	[7]
12/31/13	9.97	.23		3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755		.67		2.03
12/31/12	8.93	.21		1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382		.68		2.17
12/31/11	9.18	.17		(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340		.67		1.83
12/31/10	8.31	.16		.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677		.69		1.87
Class 4:
12/31/14	13.12	.34	[7]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9		.92		2.33	[7]
12/31/13	10.05	.18		3.15	3.33	(.26)	—	(.26)	13.12	33.27	—	[6]	.86		1.39
12/31/12[3,4]	10.20	.01		.03	.04	(.19)	—	(.19)	10.05	.38 [5]	—	[6]	.02	[2,5]	.10	[2,5]

Global Growth and Income Fund

Class 1:
12/31/14	$12.53	$.43	[7]	$.31	$.74	$(.49)	$—	$(.49)	$12.78	6.00%	$200		.63%		3.34%[7]
12/31/13	10.56	.39		2.00	2.39	(.42)	—	(.42)	12.53	22.81	206		.62		3.35
12/31/12	9.20	.25		1.39	1.64	(.28)	—	(.28)	10.56	17.93	180		.62		2.56
12/31/11	9.96	.28		(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161		.61		2.86
12/31/10	9.14	.23		.85	1.08	(.26)	—	(.26)	9.96	12.02	171		.61		2.54
Class 2:
12/31/14	12.51	.41	[7]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685		.88		3.22	[7]
12/31/13	10.54	.36		2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822		.87		3.09
12/31/12	9.19	.23		1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837		.87		2.31
12/31/11	9.94	.25		(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839		.86		2.60
12/31/10	9.12	.21		.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130		.86		2.28
Class 4:
12/31/14	12.50	.30	[7]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[7]
12/31/13	10.55	.28		2.09	2.37	(.42)	—	(.42)	12.50	22.60	1		1.12		2.27
12/31/12[3,4]	10.64	.01		.13	.14	(.23)	—	(.23)	10.55	1.27 [5]	—	[6]	.03	[2,5]	.08	[2,5]

See end of tables for footnotes.

American Funds Insurance Series	179

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
12/31/14	$50.72	$.81	$4.57	$5.38	$(.80)	$(2.54)	$(3.34)	$52.76	10.91%	$10,812		.29%		1.56%
12/31/13	38.48	.66	12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857		.29		1.49
12/31/12	33.27	.66	5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782		.29		1.79
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496		.28		1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370		.29		1.76
Class 2:
12/31/14	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337		.54		1.31
12/31/13	38.24	.55	12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980		.54		1.25
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403		.54		1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235		.53		1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668		.54		1.52
Class 3:
12/31/14	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185		.47		1.38
12/31/13	38.52	.58	12.32	12.90	(.65)	—	(.65)	50.77	33.58	193		.47		1.32
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168		.47		1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172		.46		1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209		.47		1.59
Class 4:
12/31/14	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30		.79		1.11
12/31/13	38.47	.45	12.33	12.78	(.69)	—	(.69)	50.56	33.32	3		.79		.96
12/31/12[3,4]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02 [5]	—	[6]	.01	[2,5]	.03	[2,5]

International Growth and Income Fund

Class 1:
12/31/14	$17.48	$.58	$(1.09)	$(.51)	$(.53)	$(.17)	$(.70)	$16.27	(2.93)%	$740		.68%		3.32%
12/31/13	15.29	.44	2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696		.69		2.63
12/31/12	13.40	.37	1.89	2.26	(.37)	—	(.37)	15.29	16.84	203		.74		2.50
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35		.73		3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32		.74		2.61
Class 2:
12/31/14	17.43	.56	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248		.93		3.21
12/31/13	15.25	.38	2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225		.99		2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199		.98		2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180		.99		2.37
Class 4:
12/31/14	17.45	.26	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52
12/31/13	15.29	.03	2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18
12/31/12[3,4]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62 [5]	—	[6]	.04	[2,5]	.07	[2,5]

Capital Income Builder

Class 1:
12/31/14[3,8]	$10.00	$.19	$(.18)	$.01	$(.19)	$(.01)	$(.20)	$9.81	.12%	$20		.56%[9]		2.87%[9]
Class 2:
12/31/14[3,8]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,10]	—	[6]	.47	[5,9,10]	2.94	[5,9,10]
Class 4:
12/31/14[3,8]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)	55		1.06	[9]	2.08	[9]

180	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/14	$22.49	$.44		$.81	$1.25	$(.39)	$(1.12)	$(1.51)	$22.23	5.66%		$11,997		.30%		1.95%
12/31/13	18.43	.35		4.07	4.42	(.36)	—	(.36)	22.49	24.04		10,515		.31		1.71
12/31/12	16.17	.37		2.28	2.65	(.39)	—	(.39)	18.43	16.44		7,199		.31		2.11
12/31/11	16.28	.37		(.12)	.25	(.36)	—	(.36)	16.17	1.56		5,932		.31		2.25
12/31/10	14.75	.35		1.52	1.87	(.34)	—	(.34)	16.28	12.75		5,235		.31		2.33
Class 2:
12/31/14	22.33	.37		.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40		5,494		.55		1.69
12/31/13	18.31	.30		4.03	4.33	(.31)	—	(.31)	22.33	23.69		5,760		.56		1.47
12/31/12	16.06	.33		2.27	2.60	(.35)	—	(.35)	18.31	16.19		5,225		.56		1.86
12/31/11	16.17	.33		(.13)	.20	(.31)	—	(.31)	16.06	1.30		5,151		.56		1.99
12/31/10	14.65	.31		1.51	1.82	(.30)	—	(.30)	16.17	12.50		5,689		.57		2.08
Class 3:
12/31/14	22.51	.39		.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47		40		.48		1.76
12/31/13	18.45	.32		4.06	4.38	(.32)	—	(.32)	22.51	23.81		42		.49		1.54
12/31/12	16.18	.34		2.29	2.63	(.36)	—	(.36)	18.45	16.28		38		.49		1.93
12/31/11	16.29	.34		(.13)	.21	(.32)	—	(.32)	16.18	1.36		38		.49		2.05
12/31/10	14.75	.32		1.53	1.85	(.31)	—	(.31)	16.29	12.62		44		.50		2.15
Class 4:
12/31/14	22.46	.34		.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16		32		.80		1.55
12/31/13	18.43	.27		4.12	4.39	(.36)	—	(.36)	22.46	23.89		1		.79		1.22
12/31/12[3,4]	18.52	.01		.21	.22	(.31)	—	(.31)	18.43	1.17	[5]	—	[6]	.01	[2,5]	.08	[2,5]

Global Balanced Fund

Class 1:
12/31/14	$11.37	$.25	[7]	$(.03)	$.22	$(.18)	$(.30)	$(.48)	$11.11	1.87%		$37		.71%		2.14%[7]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56		36		.70		2.05
12/31/12	9.35	.20		.98	1.18	(.19)	—	(.19)	10.34	12.58		32		.72		2.00
12/31/11[3,11]	10.00	.13		(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)		28		.69	[9]	1.99	[9]
Class 2:
12/31/14	11.35	.22	[7]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63		179		.96		1.88	[7]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23		156		.95		1.79
12/31/12	9.35	.17		.97	1.14	(.16)	—	(.16)	10.33	12.24		119		.97		1.76
12/31/11[3,11]	10.00	.09		(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)		72		.94	[9]	1.45	[9]
Class 4:
12/31/14	11.35	.24	[7]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88	[5,10]	—	[6]	.67	[5,10]	2.07	[5,7,10]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49	[5,10]	—	[6]	.71	[5,10]	1.98	[5,10]
12/31/12[3,4]	10.47	.01		.03	.04	(.18)	—	(.18)	10.33	.40	[5,10]	—	[6]	.03	[2,5,10]	.05	[2,5,10]

See end of tables for footnotes.

American Funds Insurance Series	181

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Bond Fund

Class 1:
12/31/14	$10.73	$.23	$.37	$.60	$(.25)	$— [12]	$(.25)	$11.08	5.59%	$4,977		.39%		2.03%
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
12/31/12	10.99	.25	.36	.61	(.31)	—	(.31)	11.29	5.58	3,917		.39		2.23
12/31/11	10.67	.32	.36	.68	(.36)	—	(.36)	10.99	6.41	4,354		.38		2.89
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768		.38		3.03
Class 2:
12/31/14	10.61	.20	.36	.56	(.22)	— [12]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044		.64		1.97
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984		.63		2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074		.63		2.79
Class 4:
12/31/14	10.69	.16	.39	.55	(.23)	— [12]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)[5]	—	[6]	.02	[2,5]	.10	[2,5]

Global Bond Fund

Class 1:
12/31/14	$11.88	$.29	$(.08)	$.21	$(.21)	$(.11)	$(.32)	$11.77	1.71%	$1,194		.57%		2.35%
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959		.56		2.29
12/31/11	11.82	.36	.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619		.56		2.97
12/31/10	11.57	.41	.21	.62	(.37)	—	(.37)	11.82	5.44	325		.57		3.42
Class 2:
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664		.81		2.06
12/31/11	11.78	.33	.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639		.81		2.75
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497		.83		3.21
Class 4:
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[6]	.79		2.25
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)[5]	—	[6]	.02	[2,5]	.11	[2,5]

182	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
12/31/14	$11.13	$.67		$(.59)	$.08	$(.67)	$—	$(.67)	$10.54	.80%	$1,017		.48%		5.90%
12/31/13	11.16	.75		.01	.76	(.79)	—	(.79)	11.13	6.89	856		.48		6.54
12/31/12	10.54	.81		.64	1.45	(.83)	—	(.83)	11.16	13.90	894		.48		7.25
12/31/11	11.20	.88		(.64)	.24	(.90)	—	(.90)	10.54	2.18	787		.47		7.70
12/31/10	10.49	.91		.68	1.59	(.88)	—	(.88)	11.20	15.38	769		.48		8.15
Class 2:
12/31/14	10.99	.63		(.57)	.06	(.64)	—	(.64)	10.41	.63	929		.73		5.67
12/31/13	11.03	.71		.01	.72	(.76)	—	(.76)	10.99	6.60	1,061		.73		6.29
12/31/12	10.42	.78		.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135		.73		7.00
12/31/11	11.08	.84		(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064		.72		7.44
12/31/10	10.39	.87		.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142		.73		7.91
Class 3:
12/31/14	11.16	.65		(.59)	.06	(.65)	—	(.65)	10.57	.59	16		.66		5.74
12/31/13	11.18	.73		.02	.75	(.77)	—	(.77)	11.16	6.77	19		.66		6.36
12/31/12	10.56	.80		.63	1.43	(.81)	—	(.81)	11.18	13.67	21		.66		7.07
12/31/11	11.22	.86		(.64)	.22	(.88)	—	(.88)	10.56	1.97	21		.65		7.51
12/31/10	10.51	.89		.68	1.57	(.86)	—	(.86)	11.22	15.14	23		.66		7.98
Class 4:
12/31/14	11.12	.63		(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[6]	.98		5.49
12/31/13	11.16	.67		.08	.75	(.79)	—	(.79)	11.12	6.81	—	[6]	.93		5.82
12/31/12[3,4]	11.80	.04		— [12]	.04	(.68)	—	(.68)	11.16	.34 [5]	—	[6]	.02	[2,5]	.35 [2,5]

Mortgage Fund

Class 1:
12/31/14	$10.23	$.12		$.45	$.57	$(.10)	$—	$(.10)	$10.70	5.54%	$292		.45%		1.12%
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198		.44		.35
12/31/12	10.37	.01		.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87		.45		.08
12/31/11[3,11]	10.00	—	[12]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55		.42	[9]	.04 [9]
Class 2:
12/31/14	10.22	.10		.44	.54	(.08)	—	(.08)	10.68	5.23	52		.70		.91
12/31/13	10.46	—	[12]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49		.69		(.02)
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49		.70		(.16)
12/31/11[3,11]	10.00	(.02)		.48	.46	— [12]	(.10)	(.10)	10.36	4.60	22		.67	[9]	(.25)[9]
Class 4:
12/31/14	10.23	.05		.46	.51	(.09)	—	(.09)	10.65	4.98	1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[5]	—	[6]	.38	[5]	.23 [5]
12/31/12[3,4]	10.60	—	[12]	.01	.01	(.06)	(.08)	(.14)	10.47	.09 [5]	—	[6]	.02	[2,5]	.04 [2,5]

See end of tables for footnotes.

American Funds Insurance Series	183

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[13]		Ratio of net income (loss) to average net assets[13]

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/14	$11.94	$.15	$.48	$.63	$(.17)	$—	$(.17)	$12.40	5.24%	$1,723		.35%		.35%		1.24%
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.35		.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809		.34		.34		.75
12/31/11	12.59	.23	.74	.97	(.26)	(.30)	(.56)	13.00	7.85	1,785		.34		.34		1.83
12/31/10	12.18	.26	.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492		.39		.36		2.07
Class 2:
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717		.60		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.60		.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995		.59		.59		.50
12/31/11	12.49	.20	.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002		.59		.59		1.59
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959		.64		.62		1.83
Class 3:
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13		.53		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.53		.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20		.52		.52		.58
12/31/11	12.61	.21	.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24		.52		.52		1.65
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26		.57		.55		1.92
Class 4:
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21		.85		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[6]	.84		.84		.68
12/31/12[3,4]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)[5]	—	[6]	.02	[2,5]	.02	[2,5]	.05	[2,5]

184	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Cash Management Fund

Class 1:
12/31/14	$11.31	$(.03)	$—		$(.03)	$—	$—	$—	$11.28	(.27)%	$49		.34%		(.26)%
12/31/13	11.34	(.03)	—	[12]	(.03)	—	—	—	11.31	(.27)	57		.34		(.24)
12/31/12	11.36	(.03)	.01		(.02)	—	—	—	11.34	(.18)	66		.34		(.22)
12/31/11	11.39	(.02)	(.01)		(.03)	—	—	—	11.36	(.26)	75		.33		(.21)
12/31/10	11.40	(.02)	.01		(.01)	—	—	—	11.39	(.09)	83		.33		(.14)
Class 2:
12/31/14	11.12	(.06)	—		(.06)	—	—	—	11.06	(.54)	331		.59		(.51)
12/31/13	11.17	(.05)	—	[12]	(.05)	—	—	—	11.12	(.45)	395		.59		(.49)
12/31/12	11.22	(.05)	—	[12]	(.05)	—	—	—	11.17	(.45)	459		.59		(.47)
12/31/11	11.28	(.05)	(.01)		(.06)	—	—	—	11.22	(.53)	530		.58		(.47)
12/31/10	11.32	(.04)	—	[12]	(.04)	—	—	—	11.28	(.35)	522		.58		(.39)
Class 3:
12/31/14	11.21	(.05)	—		(.05)	—	—	—	11.16	(.45)	8		.52		(.44)
12/31/13	11.26	(.05)	—	[12]	(.05)	—	—	—	11.21	(.44)	8		.52		(.42)
12/31/12	11.30	(.05)	.01		(.04)	—	—	—	11.26	(.35)	11		.52		(.40)
12/31/11	11.34	(.04)	—	[12]	(.04)	—	—	—	11.30	(.35)	12		.51		(.40)
12/31/10	11.38	(.04)	—	[12]	(.04)	—	—	—	11.34	(.35)	13		.51		(.32)
Class 4:
12/31/14	11.30	(.09)	.04		(.05)	—	—	—	11.25	(.44)	7		.84		(.77)
12/31/13	11.34	(.04)	—	[12]	(.04)	—	—	—	11.30	(.35)[5]	—	[6]	.37	[5]	(.32)[5]
12/31/12[3,4]	11.34	— [12]	—	[12]	— [12]	—	—	—	11.34	.00 [5]	—	[6]	.02	[2,5]	(.01)[2,5]

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Growth Fund

Class P1:
12/31/14	$11.43	$.31	$(.06)	$.25	$(.12)	$(.19)	$(.31)	$11.37	2.18%		$—	[6]	.50%		.32%		.65%		2.71%
12/31/13[3,15]	10.00	.12	1.38	1.50	(.07)	—	(.07)	11.43	15.05	[5]	—	[6]	.88	[5,9]	.25	[5,9]	.58	[5,9]	1.64	[5,9]
Class P2:
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[3,15]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94	[5]	28		1.05	[5,9]	.52	[5,9]	.85	[5,9]	1.69	[5,9]

Managed Risk International Fund

Class P1:
12/31/14	$10.82	$.14	$(.71)	$(.57)	$(.15)	$—	$(.15)	$10.10	(5.31)%		$—	[6]	.50%		.25%		.76%		1.33%
12/31/13[3,15]	10.00	.13	.78	.91	(.09)	—	(.09)	10.82	9.08	[5]	—	[6]	1.05	[5,9]	.23	[5,9]	.73	[5,9]	1.92	[5,9]
Class P2:
12/31/14	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)		46		.91		.67		1.18		1.51
12/31/13[3,15]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99	[5]	17		1.19	[5,9]	.44	[5,9]	.94	[5,9]	2.66	[5,9]

See end of tables for footnotes.

American Funds Insurance Series	185

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/14	$11.05	$.40	$.55	$.95	$(.30)	$—	$(.30)	$11.70	8.58%		$—	[6]	.50%		.31%		.70%		3.43%
12/31/13[3,15]	10.00	.20	1.01	1.21	(.16)	—	(.16)	11.05	12.16	[5]	—	[6]	.84	[5,9]	.24	[5,9]	.64	[5,9]	2.80	[5,9]
Class P2:
12/31/14	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10		98		.88		.69		1.08		4.27
12/31/13[3,15]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05	[5]	26		1.04	[5,9]	.54	[5,9]	.94	[5,9]	3.91	[5,9]

Managed Risk Growth-Income Fund

Class P1:
12/31/14	$11.50	$.35	$.21	$.56	$(.14)	$(.25)	$(.39)	$11.67	4.85%		$—	[6]	.45%		.25%		.52%		2.94%
12/31/13[3,15]	10.00	.14	1.47	1.61	(.11)	—	(.11)	11.50	16.15	[5]	—	[6]	.92	[5,9]	.23	[5,9]	.50	[5,9]	2.01	[5,9]
Class P2:
12/31/14	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42		76		.87		.69		.96		1.38
12/31/13[3,15]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04	[5]	24		1.09	[5,9]	.50	[5,9]	.77	[5,9]	2.73	[5,9]

Managed Risk Asset Allocation Fund

Class P1:
12/31/14	$11.93	$.13	$.26	$.39	$(.03)	$—	$(.03)	$12.29	3.24%		$277		.53%		.48%		.76%		1.04%
12/31/13	9.99	.27	1.81	2.08	(.14)	—	(.14)	11.93	20.82	[5]	112		.55	[5]	.47	[5]	.75	[5]	2.37	[5]
12/31/12[3,16]	10.00	.15	(.03)	.12	(.13)	—	(.13)	9.99	1.24	[5]	—	[6]	.15	[5]	.07	[5]	.37	[5]	1.72	[5]
Class P2:
12/31/14	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91		1,780		.79		.73		1.01		1.33
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58	[5]	795		.80	[5]	.73	[5]	1.01	[5]	2.43	[5]
12/31/12[3,16]	10.00	.17	(.05)	.12	(.13)	—	(.13)	9.99	1.21	[5]	—	[6]	.24	[5]	.11	[5]	.41	[5]	2.38	[5]

186	American Funds Insurance Series

Portfolio turnover rate for all share classes	Period ended December 31
including mortgage dollar roll transactions[17]	2014		2013		2012		2011		2010

Global Growth Fund	22%		39%		22%		28%		28%
Global Small Capitalization Fund	28		36		40		44		47
Growth Fund	29		19		21		19		28
International Fund	18		21		29		24		25
New World Fund	36		43		32		22		18
Blue Chip Income and Growth Fund	37		30		36		27		22
Global Growth and Income Fund	28		31		30		25		30
Growth-Income Fund	25		19		25		22		22
International Growth and Income Fund	34		34		31		48		31
Capital Income Builder	35	[8]
Asset Allocation Fund	88		74		61		43		46
Global Balanced Fund	73		81		80		34	[11]
Bond Fund	365		354		253		163		187
Global Bond Fund	200		213		160		101		106
High-Income Bond Fund	54		64		48		51		54
Mortgage Fund	790		715		444		480	[11]
U.S. Government/AAA-Rated Securities Fund	387		621		447		234		208
Cash Management Fund	—		—		—		—		—
Managed Risk Growth Fund	22		10	[15]
Managed Risk International Fund	22		6	[15]
Managed Risk Blue Chip Income and Growth Fund	22		3	[15]
Managed Risk Growth-Income Fund	28		2	[15]
Managed Risk Asset Allocation Fund	3		3		—	[16,18]

Portfolio turnover rate for all share classes	Period ended December 31
excluding mortgage dollar roll transactions[17]	2014	2013	2012	2011	2010

Capital Income Builder	24%
Asset Allocation Fund	42
Global Balanced Fund	40
Bond Fund	121		Not available
Global Bond Fund	134
Mortgage Fund	108
U.S. Government/AAA-Rated Securities Fund	88

[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class 4 shares were offered beginning December 14, 2012.
[5]	Although the series has a plan of distribution and an insurance administrative services plan for some share classes, distribution services fees and/or insurance administrative services fees are not paid on amounts invested in a fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[8]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[9]	Annualized.
[10]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[11]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[12]	Amount less than $.01.
[13]	This column reflects the impact, if any, of certain waivers by CRMC. CRMC reduced fees for investment advisory services for U.S. Government/AAA-Rated Securities Fund during 2010 and for the managed risk funds since each fund’s commencement of operations.
[14]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[15]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[16]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[17]	Refer to Note 5 for further information on mortgage dollar rolls.
[18]	Amount less than 1%.

American Funds Insurance Series	187

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/ AAA-Rated Securities Fund, Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (constituting American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
February 6, 2015

American Funds Insurance Series® Prospectus Class P1 shares May 1, 2015

Managed Risk Growth Fund
Managed Risk International Fund
Managed Risk Blue Chip Income and Growth Fund
Managed Risk Growth-Income Fund
Managed Risk Asset Allocation Fund

Summaries:
Managed Risk Growth Fund	1
Managed Risk International Fund	6
Managed Risk Blue Chip Income and Growth Fund	11
Managed Risk Growth-Income Fund	16
Managed Risk Asset Allocation Fund	21
Investment objectives, strategies and risks	27
Information regarding the underlying funds	44
Management and organization	45
Purchases and redemptions of shares	47
Plan of distribution	48
Fund expenses	48
Investment results	48
Distributions and taxes	48
Financial highlights	49

Neither the U.S. Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Managed Risk Growth Fund

Investment objective

The fund’s investment objective is to provide you with growth of capital while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P1
Management fees	0.25%
Distribution fees	None
Other expenses[1]	0.39
Acquired (underlying) fund fees and expenses	0.33
Total annual fund operating expenses	0.97
Fee waiver and/or expense reimbursement[2]	0.26
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.71
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P1	$73	$283	$511	$1,166

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objective by investing in shares of an underlying fund, the American Funds Insurance Series Growth FundSM, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with growth of capital. The underlying fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The underlying fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

American Funds Insurance Series - Managed Risk Funds / Prospectus 1

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying fund. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Fund structure — The fund invests in an underlying fund and incurs expenses related to the underlying fund. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of an underlying fund, the fund’s risks are directly related to the risks of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

American Funds Insurance Series - Managed Risk Funds / Prospectus 2

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series - Managed Risk Funds / Prospectus 3

Investment results

The following bar chart shows the fund’s investment results of the Class P1 shares for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date – 5/1/13)	2.18%	10.18%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	19.56

Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Managed Risk Funds / Prospectus 4

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio managers The individuals primarily responsible for the management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	2 years	Partner – Capital World Investors
James R. Mulally	2 years	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	2 years	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Donnalisa Parks Barnum	12 years	Partner – Capital World Investors
Gregory D. Johnson	8 years	Partner – Capital World Investors
Michael T. Kerr	10 years	Partner – Capital World Investors
Ronald B. Morrow	12 years	Partner – Capital World Investors
Andraz Razen	2 years	Vice President – Capital World Investors
Alan J. Wilson	1 year	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Managed Risk Funds / Prospectus 5

Managed Risk International Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P1
Management fees	0.25%
Distribution fees	None
Other expenses[1]	0.39
Acquired (underlying) fund fees and expenses	0.50
Total annual fund operating expenses	1.14
Fee waiver and/or expense reimbursement[2]	0.26
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.88
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P1	$90	$281	$488	$1,084

Portfolio turnover The fund pays transaction costs such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objective by investing in shares of an underlying fund, the American Funds Insurance Series International FundSM, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with long-term growth of capital. The underlying fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

American Funds Insurance Series - Managed Risk Funds / Prospectus 6

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying fund. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Fund structure — The fund invests in an underlying fund and incurs expenses related to the underlying fund. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of an underlying fund, the fund’s risks are directly related to the risks of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

American Funds Insurance Series - Managed Risk Funds / Prospectus 7

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series - Managed Risk Funds / Prospectus 8

Investment results

The following bar chart shows the fund’s investment results of the Class P1 shares for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date – 5/1/13)	–5.31%	1.96%
MSCI All Country World ex USA Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–3.87	2.31

Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Managed Risk Funds / Prospectus 9

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio managers The individuals primarily responsible for the management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	2 years	Partner – Capital World Investors
James R. Mulally	2 years	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	2 years	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Sung Lee Vice President	9 years	Partner – Capital Research Global Investors
L. Alfonso Barroso	6 years	Partner – Capital Research Global Investors
Jesper Lyckeus	8 years	Partner – Capital Research Global Investors
Christopher M. Thomsen	9 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Managed Risk Funds / Prospectus 10

Managed Risk Blue Chip Income and Growth Fund

Investment objectives

The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P1
Management fees	0.25%
Distribution fees	None
Other expenses[1]	0.39
Acquired (underlying) fund fees and expenses	0.39
Total annual fund operating expenses	1.03
Fee waiver and/or expense reimbursement[2]	0.26
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.77
1	Based on estimated amounts for the current fiscal year.
2	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P1	$79	$302	$543	$1,236

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objectives by investing in shares of an underlying fund, the American Funds Insurance Series Blue Chip Income and Growth FundSM, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. Under normal market conditions, the fund invests at least 80% of its assets in the underlying fund.

The investment objectives of the underlying fund, which is designed for investors seeking both income and capital appreciation, are (1) to produce income exceeding the average yield on U.S. stocks generally and (2) to provide an opportunity for growth of principal consistent with sound common stock investing. Under normal market conditions, the underlying fund invests at least 90% of its assets in equity securities, and the underlying fund ordinarily invests at least 90% of its equity assets in the stocks of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The underlying fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The underlying fund’s investment adviser considers these types of investments to be “blue chip” stocks. However, the underlying fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. In seeking to provide investors with a level of current income that exceeds the average yield on U.S. stocks, the underlying fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These

American Funds Insurance Series - Managed Risk Funds / Prospectus 11

instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying fund. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Fund structure — The fund invests in an underlying fund and incurs expenses related to the underlying fund. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of an underlying fund, the fund’s risks are directly related to the risks of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-

American Funds Insurance Series - Managed Risk Funds / Prospectus 12

traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series - Managed Risk Funds / Prospectus 13

Investment results

The following bar chart shows the fund’s investment results of the Class P1 shares for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date – 5/1/13)	8.58%	12.54%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	19.56

Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Managed Risk Funds / Prospectus 14

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio managers The individuals primarily responsible for the management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	2 years	Partner – Capital World Investors
James R. Mulally	2 years	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	2 years	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Christopher D. Buchbinder	8 years	Partner – Capital Research Global Investors
James B. Lovelace	8 years	Partner – Capital Research Global Investors
James Terrile	3 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Managed Risk Funds / Prospectus 15

Managed Risk Growth-Income Fund

Investment objectives

The fund’s investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P1
Management fees	0.25%
Distribution fees	None
Other expenses[1]	0.39
Acquired (underlying) fund fees and expenses	0.27
Total annual fund operating expenses	0.91
Fee waiver and/or expense reimbursement[2]	0.26
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65
1	Based on estimated amounts for the current fiscal year.
2	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P1	$66	$264	$478	$1,096

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objectives by investing in shares of an underlying fund, the American Funds Insurance Series Growth-Income FundSM, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts.

The investment objectives of the underlying fund, which is designed for investors seeking both capital appreciation and income, are to achieve long-term growth of capital and income. The underlying fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The underlying fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

American Funds Insurance Series - Managed Risk Funds / Prospectus 16

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying fund. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Fund structure — The fund invests in an underlying fund and incurs expenses related to the underlying fund. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of an underlying fund, the fund’s risks are directly related to the risks of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

American Funds Insurance Series - Managed Risk Funds / Prospectus 17

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series - Managed Risk Funds / Prospectus 18

Investment results

The following bar chart shows the fund’s investment results of the Class P1 shares for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date – 5/1/13)	4.85%	12.54%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	19.56

Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Managed Risk Funds / Prospectus 19

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio managers The individuals primarily responsible for the management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	2 years	Partner – Capital World Investors
James R. Mulally	2 years	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	2 years	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Donald D. O’Neal Vice Chairman of the Board	10 years	Partner – Capital Research Global Investors
Dylan Yolles Vice President	10 years	Partner – Capital International Investors
J. Blair Frank	9 years	Partner – Capital Research Global Investors
Claudia P. Huntington	21 years	Partner – Capital Research Global Investors
William L. Robbins	3 years	Partner – Capital International Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Managed Risk Funds / Prospectus 20

Managed Risk Asset Allocation Fund

Investment objective

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P1
Management fees	0.25%
Distribution fees	None
Other expenses	0.29
Acquired (underlying) fund fees and expenses	0.28
Total annual fund operating expenses	0.82
Fee waiver and/or expense reimbursement*	0.16
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.66
*	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P1	$67	$246	$439	$999

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objective by investing in shares of an underlying fund, the American Funds Insurance Series Asset Allocation FundSM, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with high total returns (including income and capital gains) consistent with preservation of capital over the long term. The underlying fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The underlying fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the underlying fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the underlying fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the underlying fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The underlying fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the underlying fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

American Funds Insurance Series - Managed Risk Funds / Prospectus 21

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying fund. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Fund structure — The fund invests in an underlying fund and incurs expenses related to the underlying fund. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of an underlying fund, the fund’s risks are directly related to the risks of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

American Funds Insurance Series - Managed Risk Funds / Prospectus 22

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

American Funds Insurance Series - Managed Risk Funds / Prospectus 23

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Asset allocation — The underlying fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series - Managed Risk Funds / Prospectus 24

Investment results

The following bar chart shows how the investment results of the Class P1 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% S&P/Barclays Index is a composite blend of 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the underlying fund may invest. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date – 9/28/12)	3.24%	10.89%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	19.63
Barclays U.S. Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.97	1.77
60%/40% S&P/Barclays Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	10.60	12.26

Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Managed Risk Funds / Prospectus 25

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio managers The individuals primarily responsible for the management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	3 years	Partner – Capital World Investors
James R. Mulally	3 years	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	3 years	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Alan N. Berro President	15 years	Partner – Capital World Investors
J. David Carpenter	2 years	Partner – Capital World Investors
David A. Daigle	6 years	Partner – Capital Fixed Income Investors
Jeffrey T. Lager	8 years	Partner – Capital World Investors
James R. Mulally	9 years	Partner – Capital Fixed Income Investors
Eugene P. Stein	7 years	Partner – Capital World Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Managed Risk Funds / Prospectus 26

Investment objectives, strategies and risks

Managed Risk Growth Fund

The fund’s investment objective is to provide you with growth of capital while seeking to manage volatility and provide downside protection. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series Growth Fund, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with growth of capital. The underlying fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The underlying fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The success of the fund will be impacted by the results of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

American Funds Insurance Series - Managed Risk Funds / Prospectus 27

The fund or the underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The fund may also hold money market fund shares as part of its cash position. The percentage of the fund or the underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or the underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

American Funds Insurance Series - Managed Risk Funds / Prospectus 28

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Insurance Series - Managed Risk Funds / Prospectus 29

Managed Risk International Fund

The fund’s investment objective is to provide you with long-term growth of capital while seeking to manage volatility and provide downside protection.While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series International Fund, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with long-term growth of capital. The underlying fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The success of the fund will be impacted by the results of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

American Funds Insurance Series - Managed Risk Funds / Prospectus 30

The fund or the underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The fund may also hold money market fund shares as part of its cash position. The percentage of the fund or the underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or the underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

American Funds Insurance Series - Managed Risk Funds / Prospectus 31

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fund comparative indexes — The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Insurance Series - Managed Risk Funds / Prospectus 32

Managed Risk Blue Chip Income and Growth Fund

The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series Blue Chip Income and Growth Fund, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded futures contracts.

The investment objectives of the underlying fund, which is designed for investors seeking both income and capital appreciation, are (1) to produce income exceeding the average yield on U.S. stocks generally and (2) to provide an opportunity for growth of principal consistent with sound common stock investing. Under normal market conditions, the underlying fund invests at least 90% of its assets in equity securities, and the underlying fund ordinarily invests at least 90% of its equity assets in the stocks of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The underlying fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The underlying fund’s investment adviser considers these types of investments to be “blue chip” stocks. However, the underlying fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. In seeking to provide investors with a level of current income that exceeds the average yield on U.S. stocks, the underlying fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

American Funds Insurance Series - Managed Risk Funds / Prospectus 33

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The success of the fund will be impacted by the results of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

The fund or the underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The fund may also hold money market fund shares as part of its cash position. The percentage of the fund or the underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or the underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

American Funds Insurance Series - Managed Risk Funds / Prospectus 34

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series - Managed Risk Funds / Prospectus 35

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Managed Risk Growth-Income Fund

The fund’s investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series Growth-Income Fund, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded futures contracts.

The investment objectives of the underlying fund, which is designed for investors seeking both capital appreciation and income, are to achieve long-term growth of capital and income. The underlying fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The underlying fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

American Funds Insurance Series - Managed Risk Funds / Prospectus 36

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The success of the fund will be impacted by the results of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

The fund or the underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The fund may also hold money market fund shares as part of its cash position. The percentage of the fund or the underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or the underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

American Funds Insurance Series - Managed Risk Funds / Prospectus 37

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

American Funds Insurance Series - Managed Risk Funds / Prospectus 38

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Insurance Series - Managed Risk Funds / Prospectus 39

Managed Risk Asset Allocation Fund

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series Asset Allocation Fund, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with high total returns (including income and capital gains) consistent with preservation of capital over the long term. The underlying fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The underlying fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the underlying fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the underlying fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the underlying fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The underlying fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the underlying fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

American Funds Insurance Series - Managed Risk Funds / Prospectus 40

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The success of the fund will be impacted by the results of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

The fund or the underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The fund may also hold money market fund shares as part of its cash position. The percentage of the fund or the underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or the underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

The following are certain risks associated with the fund’s investment strategies.

American Funds Insurance Series - Managed Risk Funds / Prospectus 41

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

American Funds Insurance Series - Managed Risk Funds / Prospectus 42

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series - Managed Risk Funds / Prospectus 43

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Asset allocation — The underlying fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 60%/40% S&P/Barclays Index blends the S&P 500 Index with the Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

Information regarding the underlying funds

For additional and more current information regarding the underlying funds, investors should read the current prospectus of the applicable underlying funds. Each of the funds described in this prospectus relies on the professional judgment of the investment adviser to the funds and to the underlying funds to make decisions about the underlying funds’ respective portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series - Managed Risk Funds / Prospectus 44

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the Series and other mutual funds, including each of the underlying funds and the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. The estimated total management fee to be paid by each fund for the previous fiscal year, in each case expressed as a percentage of average net assets of that fund, appears in the Annual Fund Operating Expenses table for each fund. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the Series’ Investment Advisory and Service Agreement by the Series’ board of trustees is contained in the Series’ annual report to shareholders for the fiscal year ended December 31, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The Series’ shareholders approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders of the Series approved a proposal to reorganize the Series into a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization.

Portfolio holdings A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

American Funds Insurance Series - Managed Risk Funds / Prospectus 45

Portfolio management for the funds Capital Research and Management Company is the investment adviser to the funds and the underlying funds. The investment adviser is responsible for the management of the funds and, subject to the review and approval of the Series’ board of trustees, the selection of the subadviser to the funds, the monitoring and oversight of any such subadviser and the implementation of policies and procedures reasonably designed to ensure that such subadviser complies with the funds’ respective investment objectives, strategies and restrictions.

Milliman Financial Risk Management LLC is the subadviser to the funds with respect to the management of the funds’ managed risk strategies.

The table below shows the investment experience and role in management for each of the investment adviser’s investment professionals primarily responsible for management of the funds.

Portfolio manager for the funds/Title (if applicable)	Investment experience	Experience in the funds	Role in management of the funds
Alan N. Berro President	Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	3 years	Serves as a portfolio manager
James R. Mulally	Investment professional for 39 years in total; 35 years with Capital Research and Management Company or affiliate	3 years	Serves as a portfolio manager

The table below shows the investment experience and role in management for the subadviser’s investment professional primarily responsible for the management of the funds’ managed risk strategies.

Portfolio manager for the funds/Title (if applicable)	Investment experience	Experience in the funds	Role in management of the funds
Adam Schenck	Investment professional for 10 years, all with Milliman Financial Risk Management LLC or affiliate	3 years	Serves as a portfolio manager of the subadviser with respect to the funds’ managed risk strategies

The Capital SystemSM for the underlying funds Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets for the underlying funds. Under this approach, the portfolio of each underlying fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of each underlying fund’s portfolio. Investment decisions are subject to the underlying fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. To the extent applicable, a fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

American Funds Insurance Series - Managed Risk Funds / Prospectus 46

Purchases and redemptions of shares

Shares of the Series are currently offered only to insurance company separate accounts as well as so-called “feeder funds” under master-feeder arrangements sponsored by insurance companies as underlying investments for such insurance companies’ variable annuity contracts and variable life insurance policies. All such shares may be purchased or redeemed by the insurance company separate accounts (or feeder funds) at net asset value without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts (or feeder funds).

Frequent trading of fund shares The Series and American Funds Distributors, Inc., the Series’ distributor, reserve the right to reject any purchase order for any reason. The funds are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to the funds and less efficient management of the funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Series or American Funds Distributors has determined could involve actual or potential harm to a fund may be rejected.

The Series, through its transfer agent, American Funds Service Company, has agreements with the Series’ insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in fund shares. The agreements generally require the insurance companies to (i) provide, upon request from a fund, the Series or their agent, certain identifying and account information regarding contract owners who invest in fund shares through an insurance company account and (ii) execute instructions from a fund, the Series or their agent to restrict further purchases or exchanges of fund shares by a contract owner who the Series has identified as having engaged in potentially harmful market timing or frequent trading. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures that American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Series. You should refer to disclosures provided by the insurance company with which you have a contract to determine the specific trading restrictions that apply to you.

Under its procedures, American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the funds will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the Series’ broad ability to restrict potentially harmful trading as described previously, the Series’ board of trustees has adopted a “purchase blocking policy” under which any contract owner redeeming units representing a beneficial interest in any fund (including redemptions that are part of an exchange transaction) having a value of $5,000 or more will be precluded from investing units of beneficial interest in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of units representing a beneficial interest in a fund having a value of less than $5,000;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
•	purchase transactions involving in-kind transfers of fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The Series reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the Series’ surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the Series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the Series.

American Funds Insurance Series - Managed Risk Funds / Prospectus 47

Valuing shares The net asset value of each share class of each fund is calculated based in part upon the net asset value of the share class of the underlying fund in which the fund invests. The prospectus for each underlying fund explains the circumstances under which the underlying fund will use fair value pricing and the effects of using fair value pricing. The net asset value of each share class of a fund is the value of a single share of that class. Each fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the funds’ share prices would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations or, in the case of futures contracts, the settlement price. However, the funds have adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the securities in the underlying funds’ portfolios that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the underlying funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the funds do not price their shares, the values of securities held in the funds may change on days when you will not be able to purchase or redeem fund shares.

Shares of the funds will be purchased or sold at the net asset value next determined after receipt of requests from the appropriate insurance company. Requests received by the appropriate insurance company prior to 4 p.m. New York time and communicated by the insurance company to the Series or its agent will be purchased or sold at that day’s net asset value.

Plan of distribution

The Series has adopted a plan of distribution for Class P1 shares under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the Series’ board of trustees. The plan provides for annual expenses of .25% for Class P1 shares; however, the Series’ board of trustees has not authorized any payments under the plan.

Fund expenses

In periods of market volatility, assets of the funds and/or the applicable underlying funds may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses tables in this prospectus.

Each fund will invest in Class 1 shares of the applicable underlying fund. Accordingly, fees and expenses of the underlying fund reflect current expenses of the Class 1 shares of the underlying fund. The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus are based on expenses as of each fund’s most recently completed fiscal year. These items include third-party expenses, such as custodial, legal, audit, accounting, regulatory reporting and pricing vendor services, and an administrative services fee provided by the insurance companies that include the funds as an underlying investment in their variable contracts. Each fund will pay an insurance administration fee of .25% to these insurance companies for providing certain services pursuant to an insurance administrative services plan adopted by the Series.

Investment results

All fund results in the “Investment results” section of this prospectus reflect the reinvestment of dividends and capital gains distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

Distributions and taxes

Each fund of the Series intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the fund itself is relieved of federal income tax.

It is the Series’ policy to distribute to the shareholders (the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

American Funds Insurance Series - Managed Risk Funds / Prospectus 48

Financial highlights

The Financial Highlights table is intended to help you understand a fund’s results. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. For more information about these reimbursements/waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose current report, along with the funds’ financial statements, is included in the statement of additional information, which is available upon request. Figures shown do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, results would be lower.

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers[3]	Net effective expense ratio[3,4]	Ratio of net income to average net assets[3]
Managed Risk Growth Fund
Class P1:
12/31/14	$11.43	$.31	$ (.06)	$ .25	$(.12)	$(.19)	$(.31)	$11.37	2.18%	$ —[5]	.50%	.32%	.65%	2.71%
12/31/13[6,7]	10.00	.12	1.38	1.50	(.07)	—	(.07)	11.43	15.05[8]	—[5]	.88[8,9]	.25[8,9]	.58[8,9]	1.64[8,9]
Class P2:
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77	79.87		.69	1.02	1.01
12/31/13[6,7]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94[8]	28	1.05[8,9]	.52[8,9]	.85[8,9]	1.69[8,9]
Managed Risk International Fund
Class P1:
12/31/14	$10.82	$.14	$(.71)	$(.57)	$(.15)	$ —	$(.15)	$10.10	(5.31)%	$ —[5]	.50%	.25%	.76%	1.33%
12/31/13[6,7]	10.00	.13	.78	.91	(.09)	—	(.09)	10.82	9.08[8]	—[5]	1.05[8,9]	.23[8,9]	.73[8,9]	1.92[8,9]
Class P2:
12/31/14	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)	46.91		.67	1.18	1.51
12/31/13[6,7]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99[8]	17	1.19[8,9]	.44[8,9]	.94[8,9]	2.66[8,9]
Managed Risk Blue Chip Income and Growth Fund
Class P1:
12/31/14	$11.05	$.40	$ .55	$ .95	$(.30)	$ —	$(.30)	$11.70	8.58%	$ —[5]	.50%	.31%	.70%	3.43%
12/31/13[6,7]	10.00	.20	1.01	1.21	(.16)	—	(.16)	11.05	12.16[8]	—[5]	.84[8,9]	.24[8,9]	.64[8,9]	2.80[8,9]
Class P2:
12/31/14	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10	98.88		.69	1.08	4.27
12/31/13[6,7]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05[8]	26	1.04[8,9]	.54[8,9]	.94[8,9]	3.91[8,9]
Managed Risk Growth-Income Fund
Class P1:
12/31/14	$11.50	$.35	$ .21	$ .56	$(.14)	$(.25)	$(.39)	$11.67	4.85%	$ —[5]	.45%	.25%	.52%	2.94%
12/31/13[6,7]	10.00	.14	1.47	1.61	(.11)	—	(.11)	11.50	16.15[8]	—[5]	.92[8,9]	.23[8,9]	.50[8,9]	2.01[8,9]
Class P2:
12/31/14	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76.87		.69	.96	1.38
12/31/13[6,7]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04[8]	24	1.09[8,9]	.50[8,9]	.77[8,9]	2.73[8,9]
Managed Risk Asset Allocation Fund
Class P1:
12/31/14	$11.93	$.13	$ .26	$ .39	$(.03)	$ —	$(.03)	$12.29	3.24%	$ 277.53%		.48%	.76%	1.04%
12/31/13	9.99	.27	1.81	2.08	(.14)	—	(.14)	11.93	20.82[8]	112	.55[8]	.47[8]	.75[8]	2.37[8]
12/31/12[6,10]	10.00	.15	(.03)	.12	(.13)	—	(.13)	9.99	1.24[8]	—[5]	.15[8]	.07[8]	.37[8]	1.72[8]
Class P2:
12/31/14	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91	1,780.79		.73	1.01	1.33
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58[8]	795	.80[8]	.73[8]	1.01[8]	2.43[8]
12/31/12[6,10]	10.00	.17	(.05)	.12	(.13)	—	(.13)	9.99	1.21[8]	—[5]	.24[8]	.11[8]	.41[8]	2.38[8]

American Funds Insurance Series - Managed Risk Funds / Prospectus 49

	Period ended December 31
Portfolio turnover rate for all share classes	2014	2013	2012
Managed Risk Growth Fund	22%	10%[7]
Managed Risk International Fund	22	6[7]
Managed Risk Blue Chip Income and Growth Fund	22	3[7]
Managed Risk Growth-Income Fund	28	2[7]
Managed Risk Asset Allocation Fund	3	3	—[10,11]

[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	This column reflects the impact, if any, of certain waivers by Capital Research and Management Company. Capital Research and Management Company reduced fees for investment advisory services for the managed risk funds since each fund’s commencement of operations.
[4]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[5]	Amount less than $1 million.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[8]	Although the series has a plan of distribution and an insurance administrative services plan for some share classes, distribution services fees and/or insurance administrative services fees are not paid on amounts invested in a fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Annualized.
[10]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[11]	Amount less than 1%.
American Funds Insurance Series - Managed Risk Funds / Prospectus 50

Other fund information Shares of the Series are currently offered to insurance company separate accounts funding both variable annuity contracts and variable life insurance policies. Interests of various contract owners participating in the Series may be in conflict. The board of trustees of the Series will monitor for the existence of any material conflicts and determine what action, if any, should be taken. Shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the Series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the Series, including the funds’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the Series, the Series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the Series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

The current SAI and annual/semi-annual reports to shareholders can be found online at americanfunds.com/afis and may be available on the website of the company that issued your insurance contract. You also may request a free copy of these documents or the codes of ethics by calling American Funds at (800) 421-9900, ext. 65413 or writing to the Secretary at 333 South Hope Street, Los Angeles, California 90071.

INP1PRX-998-0515P Printed in USA CGD/AFD/8024	Investment Company File No. 811-03857

American Funds Insurance Series® Prospectus Class P2 shares May 1, 2015

Managed Risk Growth Fund
Managed Risk International Fund
Managed Risk Blue Chip Income and Growth Fund
Managed Risk Growth-Income Fund
Managed Risk Asset Allocation Fund

Summaries:
Managed Risk Growth Fund	1
Managed Risk International Fund	6
Managed Risk Blue Chip Income and Growth Fund	11
Managed Risk Growth-Income Fund	16
Managed Risk Asset Allocation Fund	21
Investment objectives, strategies and risks	27
Information regarding the underlying funds	44
Management and organization	45
Purchases and redemptions of shares	47
Plan of distribution	48
Fund expenses	48
Investment results	48
Distributions and taxes	48
Financial highlights	49

Neither the U.S. Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Managed Risk Growth Fund

Investment objective

The fund’s investment objective is to provide you with growth of capital while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P2
Management fees	0.25%
Distribution fees	0.25
Other expenses[1]	0.39
Acquired (underlying) fund fees and expenses	0.33
Total annual fund operating expenses	1.22
Fee waiver and/or expense reimbursement[2]	0.26
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.96
1	Based on estimated amounts for the current fiscal year.
2	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P2	$98	$361	$645	$1,454

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objective by investing in shares of an underlying fund, the American Funds Insurance Series Growth FundSM, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with growth of capital. The underlying fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The underlying fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

American Funds Insurance Series - Managed Risk Funds / Prospectus 1

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying fund. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Fund structure — The fund invests in an underlying fund and incurs expenses related to the underlying fund. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of an underlying fund, the fund’s risks are directly related to the risks of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

American Funds Insurance Series - Managed Risk Funds / Prospectus 2

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series - Managed Risk Funds / Prospectus 3

Investment results

The following bar chart shows the fund’s investment results of the Class P2 shares for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date – 5/1/13)	1.77%	9.86%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	19.56

Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Managed Risk Funds / Prospectus 4

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio managers The individuals primarily responsible for the management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	2 years	Partner – Capital World Investors
James R. Mulally	2 years	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	2 years	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Donnalisa Parks Barnum	12 years	Partner – Capital World Investors
Gregory D. Johnson	8 years	Partner – Capital World Investors
Michael T. Kerr	10 years	Partner – Capital World Investors
Ronald B. Morrow	12 years	Partner – Capital World Investors
Andraz Razen	2 years	Vice President – Capital World Investors
Alan J. Wilson	1 year	Partner – Capital World Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Managed Risk Funds / Prospectus 5

Managed Risk International Fund

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P2
Management fees	0.25%
Distribution fees	0.25
Other expenses[1]	0.39
Acquired (underlying) fund fees and expenses	0.50
Total annual fund operating expenses	1.39
Fee waiver and/or expense reimbursement[2]	0.26
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.13
1	Based on estimated amounts for the current fiscal year.
2	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P2	$115	$359	$623	$1,380

Portfolio turnover The fund pays transaction costs such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objective by investing in shares of an underlying fund, the American Funds Insurance Series International FundSM, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with long-term growth of capital. The underlying fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

American Funds Insurance Series - Managed Risk Funds / Prospectus 6

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying fund. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Fund structure — The fund invests in an underlying fund and incurs expenses related to the underlying fund. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of an underlying fund, the fund’s risks are directly related to the risks of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

American Funds Insurance Series - Managed Risk Funds / Prospectus 7

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series - Managed Risk Funds / Prospectus 8

Investment results

The following bar chart shows the fund’s investment results of the Class P2 shares for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date – 5/1/13)	–5.68%	1.67%
MSCI All Country World ex USA Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	–3.87	2.31

Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Managed Risk Funds / Prospectus 9

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio managers The individuals primarily responsible for the management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	2 years	Partner – Capital World Investors
James R. Mulally	2 years	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	2 years	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Sung Lee Vice President	9 years	Partner – Capital Research Global Investors
L. Alfonso Barroso	6 years	Partner – Capital Research Global Investors
Jesper Lyckeus	8 years	Partner – Capital Research Global Investors
Christopher M. Thomsen	9 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Managed Risk Funds / Prospectus 10

Managed Risk Blue Chip Income and Growth Fund

Investment objectives

The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P2
Management fees	0.25%
Distribution fees	0.25
Other expenses[1]	0.39
Acquired (underlying) fund fees and expenses	0.39
Total annual fund operating expenses	1.28
Fee waiver and/or expense reimbursement[2]	0.26
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.02
1	Based on estimated amounts for the current fiscal year.
2	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P2	$104	$380	$677	$1,522

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objectives by investing in shares of an underlying fund, the American Funds Insurance Series Blue Chip Income and Growth FundSM, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. Under normal market conditions, the fund invests at least 80% of its assets in the underlying fund.

The investment objectives of the underlying fund, which is designed for investors seeking both income and capital appreciation, are (1) to produce income exceeding the average yield on U.S. stocks generally and (2) to provide an opportunity for growth of principal consistent with sound common stock investing. Under normal market conditions, the underlying fund invests at least 90% of its assets in equity securities, and the underlying fund ordinarily invests at least 90% of its equity assets in the stocks of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The underlying fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The underlying fund’s investment adviser considers these types of investments to be “blue chip” stocks. However, the underlying fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. In seeking to provide investors with a level of current income that exceeds the average yield on U.S. stocks, the underlying fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These

American Funds Insurance Series - Managed Risk Funds / Prospectus 11

instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying fund. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Fund structure — The fund invests in an underlying fund and incurs expenses related to the underlying fund. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of an underlying fund, the fund’s risks are directly related to the risks of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-

American Funds Insurance Series - Managed Risk Funds / Prospectus 12

traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series - Managed Risk Funds / Prospectus 13

Investment results

The following bar chart shows the fund’s investment results of the Class P2 shares for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date – 5/1/13)	8.10%	12.18%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	19.56

Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Managed Risk Funds / Prospectus 14

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio managers The individuals primarily responsible for the management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	2 years	Partner – Capital World Investors
James R. Mulally	2 years	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	2 years	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Christopher D. Buchbinder	8 years	Partner – Capital Research Global Investors
James B. Lovelace	8 years	Partner – Capital Research Global Investors
James Terrile	3 years	Partner – Capital Research Global Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Managed Risk Funds / Prospectus 15

Managed Risk Growth-Income Fund

Investment objectives

The fund’s investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P2
Management fees	0.25%
Distribution fees	0.25
Other expenses[1]	0.39
Acquired (underlying) fund fees and expenses	0.27
Total annual fund operating expenses	1.16
Fee waiver and/or expense reimbursement[2]	0.26
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90
1	Based on estimated amounts for the current fiscal year.
2	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P2	$92	$343	$613	$1,386

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objectives by investing in shares of an underlying fund, the American Funds Insurance Series Growth-Income FundSM, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts.

The investment objectives of the underlying fund, which is designed for investors seeking both capital appreciation and income, are to achieve long-term growth of capital and income. The underlying fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The underlying fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

American Funds Insurance Series - Managed Risk Funds / Prospectus 16

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying fund. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Fund structure — The fund invests in an underlying fund and incurs expenses related to the underlying fund. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of an underlying fund, the fund’s risks are directly related to the risks of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

American Funds Insurance Series - Managed Risk Funds / Prospectus 17

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series - Managed Risk Funds / Prospectus 18

Investment results

The following bar chart shows the fund’s investment results of the Class P2 shares for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date – 5/1/13)	4.42%	12.19%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	19.56

Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Managed Risk Funds / Prospectus 19

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio managers The individuals primarily responsible for the management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	2 years	Partner – Capital World Investors
James R. Mulally	2 years	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	2 years	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Donald D. O’Neal Vice Chairman of the Board	10 years	Partner – Capital Research Global Investors
Dylan Yolles Vice President	10 years	Partner – Capital International Investors
J. Blair Frank	9 years	Partner – Capital Research Global Investors
Claudia P. Huntington	21 years	Partner – Capital Research Global Investors
William L. Robbins	3 years	Partner – Capital International Investors

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Managed Risk Funds / Prospectus 20

Managed Risk Asset Allocation Fund

Investment objective

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P2
Management fees	0.25%
Distribution fees	0.25
Other expenses	0.29
Acquired (underlying) fund fees and expenses	0.28
Total annual fund operating expenses	1.07
Fee waiver and/or expense reimbursement*	0.16
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.91
*	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P2	$93	$324	$575	$1,291

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objective by investing in shares of an underlying fund, the American Funds Insurance Series Asset Allocation FundSM, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with high total returns (including income and capital gains) consistent with preservation of capital over the long term. The underlying fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The underlying fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the underlying fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the underlying fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the underlying fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The underlying fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the underlying fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

American Funds Insurance Series - Managed Risk Funds / Prospectus 21

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying fund. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Fund structure — The fund invests in an underlying fund and incurs expenses related to the underlying fund. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of an underlying fund, the fund’s risks are directly related to the risks of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

American Funds Insurance Series - Managed Risk Funds / Prospectus 22

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

American Funds Insurance Series - Managed Risk Funds / Prospectus 23

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Asset allocation — The underlying fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Insurance Series - Managed Risk Funds / Prospectus 24

Investment results

The following bar chart shows how the investment results of the Class P2 shares of the fund have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% S&P/Barclays Index is a composite blend of 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the underlying fund may invest. Past investment results (before and after taxes) are not predictive of future investment results. Figures shown reflect fees and expenses associated with an investment in the fund, but do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were included, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com/afis.

Average annual total returns For the periods ended December 31, 2014:	1 year	Lifetime
Fund (inception date – 9/28/12)	2.91%	10.62%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	13.66	19.63
Barclays U.S. Aggregate Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	5.97	1.77
60%/40% S&P/Barclays Index (reflects no deduction for sales charges, account fees, expenses or U.S. federal income taxes)	10.60	12.26

Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Managed Risk Funds / Prospectus 25

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio managers The individuals primarily responsible for the management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	3 years	Partner – Capital World Investors
James R. Mulally	3 years	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	3 years	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Alan N. Berro President	15 years	Partner – Capital World Investors
J. David Carpenter	2 years	Partner – Capital World Investors
David A. Daigle	6 years	Partner – Capital Fixed Income Investors
Jeffrey T. Lager	8 years	Partner – Capital World Investors
James R. Mulally	9 years	Partner – Capital Fixed Income Investors
Eugene P. Stein	7 years	Partner – Capital World Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. The fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Managed Risk Funds / Prospectus 26

Investment objectives, strategies and risks

Managed Risk Growth Fund

The fund’s investment objective is to provide you with growth of capital while seeking to manage volatility and provide downside protection. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series Growth Fund, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with growth of capital. The underlying fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The underlying fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The success of the fund will be impacted by the results of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

American Funds Insurance Series - Managed Risk Funds / Prospectus 27

The fund or the underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The fund may also hold money market fund shares as part of its cash position. The percentage of the fund or the underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or the underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

American Funds Insurance Series - Managed Risk Funds / Prospectus 28

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Insurance Series - Managed Risk Funds / Prospectus 29

Managed Risk International Fund

The fund’s investment objective is to provide you with long-term growth of capital while seeking to manage volatility and provide downside protection.While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series International Fund, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with long-term growth of capital. The underlying fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The success of the fund will be impacted by the results of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

American Funds Insurance Series - Managed Risk Funds / Prospectus 30

The fund or the underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The fund may also hold money market fund shares as part of its cash position. The percentage of the fund or the underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or the underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

American Funds Insurance Series - Managed Risk Funds / Prospectus 31

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fund comparative indexes — The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Insurance Series - Managed Risk Funds / Prospectus 32

Managed Risk Blue Chip Income and Growth Fund

The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series Blue Chip Income and Growth Fund, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded futures contracts.

The investment objectives of the underlying fund, which is designed for investors seeking both income and capital appreciation, are (1) to produce income exceeding the average yield on U.S. stocks generally and (2) to provide an opportunity for growth of principal consistent with sound common stock investing. Under normal market conditions, the underlying fund invests at least 90% of its assets in equity securities, and the underlying fund ordinarily invests at least 90% of its equity assets in the stocks of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The underlying fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The underlying fund’s investment adviser considers these types of investments to be “blue chip” stocks. However, the underlying fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. In seeking to provide investors with a level of current income that exceeds the average yield on U.S. stocks, the underlying fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

American Funds Insurance Series - Managed Risk Funds / Prospectus 33

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The success of the fund will be impacted by the results of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

The fund or the underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The fund may also hold money market fund shares as part of its cash position. The percentage of the fund or the underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or the underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

American Funds Insurance Series - Managed Risk Funds / Prospectus 34

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series - Managed Risk Funds / Prospectus 35

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Managed Risk Growth-Income Fund

The fund’s investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series Growth-Income Fund, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded futures contracts.

The investment objectives of the underlying fund, which is designed for investors seeking both capital appreciation and income, are to achieve long-term growth of capital and income. The underlying fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The underlying fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

American Funds Insurance Series - Managed Risk Funds / Prospectus 36

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The success of the fund will be impacted by the results of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

The fund or the underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The fund may also hold money market fund shares as part of its cash position. The percentage of the fund or the underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or the underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

American Funds Insurance Series - Managed Risk Funds / Prospectus 37

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

American Funds Insurance Series - Managed Risk Funds / Prospectus 38

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds Insurance Series - Managed Risk Funds / Prospectus 39

Managed Risk Asset Allocation Fund

The fund’s investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The fund pursues its investment objective by investing in Class 1 shares of the American Funds Insurance Series Asset Allocation Fund, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange-traded futures contracts.

The investment objective of the underlying fund is to provide investors with high total returns (including income and capital gains) consistent with preservation of capital over the long term. The underlying fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The underlying fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the underlying fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2014, the underlying fund was approximately 67% invested in equity securities, 25% invested in debt securities and 8% invested in money market instruments. The proportion of equities, debt and money market securities held by the underlying fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

Although the underlying fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The underlying fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the underlying fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

American Funds Insurance Series - Managed Risk Funds / Prospectus 40

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The success of the fund will be impacted by the results of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

The fund or the underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The fund may also hold money market fund shares as part of its cash position. The percentage of the fund or the underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or the underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying fund, the fund owns a diversified mix of securities.

The following are certain risks associated with the fund’s investment strategies.

American Funds Insurance Series - Managed Risk Funds / Prospectus 41

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

American Funds Insurance Series - Managed Risk Funds / Prospectus 42

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series - Managed Risk Funds / Prospectus 43

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Asset allocation — The underlying fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fund comparative indexes — The S&P 500 Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The 60%/40% S&P/Barclays Index blends the S&P 500 Index with the Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

Information regarding the underlying funds

For additional and more current information regarding the underlying funds, investors should read the current prospectus of the applicable underlying funds. Each of the funds described in this prospectus relies on the professional judgment of the investment adviser to the funds and to the underlying funds to make decisions about the underlying funds’ respective portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Insurance Series - Managed Risk Funds / Prospectus 44

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the Series and other mutual funds, including each of the underlying funds and the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. The estimated total management fee to be paid by each fund for the previous fiscal year, in each case expressed as a percentage of average net assets of that fund, appears in the Annual Fund Operating Expenses table for each fund. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the Series’ Investment Advisory and Service Agreement by the Series’ board of trustees is contained in the Series’ annual report to shareholders for the fiscal year ended December 31, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The Series’ shareholders approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders of the Series approved a proposal to reorganize the Series into a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization.

Portfolio holdings A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

American Funds Insurance Series - Managed Risk Funds / Prospectus 45

Portfolio management for the funds Capital Research and Management Company is the investment adviser to the funds and the underlying funds. The investment adviser is responsible for the management of the funds and, subject to the review and approval of the Series’ board of trustees, the selection of the subadviser to the funds, the monitoring and oversight of any such subadviser and the implementation of policies and procedures reasonably designed to ensure that such subadviser complies with the funds’ respective investment objectives, strategies and restrictions.

Milliman Financial Risk Management LLC is the subadviser to the funds with respect to the management of the funds’ managed risk strategies.

The table below shows the investment experience and role in management for each of the investment adviser’s investment professionals primarily responsible for management of the funds.

Portfolio manager for the funds/Title (if applicable)	Investment experience	Experience in the funds	Role in management of the funds
Alan N. Berro President	Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	3 years	Serves as a portfolio manager
James R. Mulally	Investment professional for 39 years in total; 35 years with Capital Research and Management Company or affiliate	3 years	Serves as a portfolio manager

The table below shows the investment experience and role in management for the subadviser’s investment professional primarily responsible for the management of the funds’ managed risk strategies.

Portfolio manager for the funds/Title (if applicable)	Investment experience	Experience in the funds	Role in management of the funds
Adam Schenck	Investment professional for 10 years, all with Milliman Financial Risk Management LLC or affiliate	3 years	Serves as a portfolio manager of the subadviser with respect to the funds’ managed risk strategies

The Capital SystemSM for the underlying funds Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets for the underlying funds. Under this approach, the portfolio of each underlying fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of each underlying fund’s portfolio. Investment decisions are subject to the underlying fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. To the extent applicable, a fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

American Funds Insurance Series - Managed Risk Funds / Prospectus 46

Purchases and redemptions of shares

Shares of the Series are currently offered only to insurance company separate accounts as well as so-called “feeder funds” under master-feeder arrangements sponsored by insurance companies as underlying investments for such insurance companies’ variable annuity contracts and variable life insurance policies. All such shares may be purchased or redeemed by the insurance company separate accounts (or feeder funds) at net asset value without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts (or feeder funds).

Frequent trading of fund shares The Series and American Funds Distributors, Inc., the Series’ distributor, reserve the right to reject any purchase order for any reason. The funds are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to the funds and less efficient management of the funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Series or American Funds Distributors has determined could involve actual or potential harm to a fund may be rejected.

The Series, through its transfer agent, American Funds Service Company, has agreements with the Series’ insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in fund shares. The agreements generally require the insurance companies to (i) provide, upon request from a fund, the Series or their agent, certain identifying and account information regarding contract owners who invest in fund shares through an insurance company account and (ii) execute instructions from a fund, the Series or their agent to restrict further purchases or exchanges of fund shares by a contract owner who the Series has identified as having engaged in potentially harmful market timing or frequent trading. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures that American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Series. You should refer to disclosures provided by the insurance company with which you have a contract to determine the specific trading restrictions that apply to you.

Under its procedures, American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the funds will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the Series’ broad ability to restrict potentially harmful trading as described previously, the Series’ board of trustees has adopted a “purchase blocking policy” under which any contract owner redeeming units representing a beneficial interest in any fund (including redemptions that are part of an exchange transaction) having a value of $5,000 or more will be precluded from investing units of beneficial interest in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of units representing a beneficial interest in a fund having a value of less than $5,000;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
•	purchase transactions involving in-kind transfers of fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The Series reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the Series’ surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the Series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the Series.

American Funds Insurance Series - Managed Risk Funds / Prospectus 47

Valuing shares The net asset value of each share class of each fund is calculated based in part upon the net asset value of the share class of the underlying fund in which the fund invests. The prospectus for each underlying fund explains the circumstances under which the underlying fund will use fair value pricing and the effects of using fair value pricing. The net asset value of each share class of a fund is the value of a single share of that class. Each fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the funds’ share prices would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations or, in the case of futures contracts, the settlement price. However, the funds have adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the securities in the underlying funds’ portfolios that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the underlying funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the funds do not price their shares, the values of securities held in the funds may change on days when you will not be able to purchase or redeem fund shares.

Shares of the funds will be purchased or sold at the net asset value next determined after receipt of requests from the appropriate insurance company. Requests received by the appropriate insurance company prior to 4 p.m. New York time and communicated by the insurance company to the Series or its agent will be purchased or sold at that day’s net asset value.

Plan of distribution

The Series has adopted a plan of distribution for Class P2 shares under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the Series’ board of trustees. The plan provides for annual expenses of .50%, and the Series’ board of trustees has authorized payments of .25% for Class P2 shares. The estimated distribution fees expected to be paid by each fund, as a percentage of average net assets, are indicated in this prospectus in the Annual Fund Operating Expenses table for each fund. Since these fees are paid out of each fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return of an investment in Class P2 shares.

Fund expenses

In periods of market volatility, assets of the funds and/or the applicable underlying funds may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses tables in this prospectus.

Each fund will invest in Class 1 shares of the applicable underlying fund. Accordingly, fees and expenses of the underlying fund reflect current expenses of the Class 1 shares of the underlying fund. The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus are based on expenses as of each fund’s most recently completed fiscal year. These items include third-party expenses, such as custodial, legal, audit, accounting, regulatory reporting and pricing vendor services, and an administrative services fee provided by the insurance companies that include the funds as an underlying investment in their variable contracts. Each fund will pay an insurance administration fee of .25% to these insurance companies for providing certain services pursuant to an insurance administrative services plan adopted by the Series.

Investment results

All fund results in the “Investment results” section of this prospectus reflect the reinvestment of dividends and capital gains distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

Distributions and taxes

Each fund of the Series intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the fund itself is relieved of federal income tax.

It is the Series’ policy to distribute to the shareholders (the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

American Funds Insurance Series - Managed Risk Funds / Prospectus 48

Financial highlights

The Financial Highlights table is intended to help you understand a fund’s results. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. For more information about these reimbursements/waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose current report, along with the funds’ financial statements, is included in the statement of additional information, which is available upon request. Figures shown do not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, results would be lower.

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers[3]	Net effective expense ratio[3,4]	Ratio of net income to average net assets[3]
Managed Risk Growth Fund
Class P1:
12/31/14	$11.43	$.31	$ (.06)	$ .25	$(.12)	$(.19)	$(.31)	$11.37	2.18%	$ —[5]	.50%	.32%	.65%	2.71%
12/31/13[6,7]	10.00	.12	1.38	1.50	(.07)	—	(.07)	11.43	15.05[8]	—[5]	.88[8,9]	.25[8,9]	.58[8,9]	1.64[8,9]
Class P2:
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77	79.87		.69	1.02	1.01
12/31/13[6,7]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94[8]	28	1.05[8,9]	.52[8,9]	.85[8,9]	1.69[8,9]
Managed Risk International Fund
Class P1:
12/31/14	$10.82	$.14	$(.71)	$(.57)	$(.15)	$ —	$(.15)	$10.10	(5.31)%	$ —[5]	.50%	.25%	.76%	1.33%
12/31/13[6,7]	10.00	.13	.78	.91	(.09)	—	(.09)	10.82	9.08[8]	—[5]	1.05[8,9]	.23[8,9]	.73[8,9]	1.92[8,9]
Class P2:
12/31/14	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)	46.91		.67	1.18	1.51
12/31/13[6,7]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99[8]	17	1.19[8,9]	.44[8,9]	.94[8,9]	2.66[8,9]
Managed Risk Blue Chip Income and Growth Fund
Class P1:
12/31/14	$11.05	$.40	$ .55	$ .95	$(.30)	$ —	$(.30)	$11.70	8.58%	$ —[5]	.50%	.31%	.70%	3.43%
12/31/13[6,7]	10.00	.20	1.01	1.21	(.16)	—	(.16)	11.05	12.16[8]	—[5]	.84[8,9]	.24[8,9]	.64[8,9]	2.80[8,9]
Class P2:
12/31/14	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10	98.88		.69	1.08	4.27
12/31/13[6,7]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05[8]	26	1.04[8,9]	.54[8,9]	.94[8,9]	3.91[8,9]
Managed Risk Growth-Income Fund
Class P1:
12/31/14	$11.50	$.35	$ .21	$ .56	$(.14)	$(.25)	$(.39)	$11.67	4.85%	$ —[5]	.45%	.25%	.52%	2.94%
12/31/13[6,7]	10.00	.14	1.47	1.61	(.11)	—	(.11)	11.50	16.15[8]	—[5]	.92[8,9]	.23[8,9]	.50[8,9]	2.01[8,9]
Class P2:
12/31/14	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76.87		.69	.96	1.38
12/31/13[6,7]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04[8]	24	1.09[8,9]	.50[8,9]	.77[8,9]	2.73[8,9]
Managed Risk Asset Allocation Fund
Class P1:
12/31/14	$11.93	$.13	$ .26	$ .39	$(.03)	$ —	$(.03)	$12.29	3.24%	$ 277.53%		.48%	.76%	1.04%
12/31/13	9.99	.27	1.81	2.08	(.14)	—	(.14)	11.93	20.82[8]	112	.55[8]	.47[8]	.75[8]	2.37[8]
12/31/12[6,10]	10.00	.15	(.03)	.12	(.13)	—	(.13)	9.99	1.24[8]	—[5]	.15[8]	.07[8]	.37[8]	1.72[8]
Class P2:
12/31/14	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91	1,780.79		.73	1.01	1.33
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58[8]	795	.80[8]	.73[8]	1.01[8]	2.43[8]
12/31/12[6,10]	10.00	.17	(.05)	.12	(.13)	—	(.13)	9.99	1.21[8]	—[5]	.24[8]	.11[8]	.41[8]	2.38[8]

American Funds Insurance Series - Managed Risk Funds / Prospectus 49

	Period ended December 31
Portfolio turnover rate for all share classes	2014	2013	2012
Managed Risk Growth Fund	22%	10%[7]
Managed Risk International Fund	22	6[7]
Managed Risk Blue Chip Income and Growth Fund	22	3[7]
Managed Risk Growth-Income Fund	28	2[7]
Managed Risk Asset Allocation Fund	3	3	—[10,11]

[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	This column reflects the impact, if any, of certain waivers by Capital Research and Management Company. Capital Research and Management Company reduced fees for investment advisory services for the managed risk funds since each fund’s commencement of operations.
[4]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[5]	Amount less than $1 million.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[8]	Although the series has a plan of distribution and an insurance administrative services plan for some share classes, distribution services fees and/or insurance administrative services fees are not paid on amounts invested in a fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Annualized.
[10]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[11]	Amount less than 1%.
American Funds Insurance Series - Managed Risk Funds / Prospectus 50

Other fund information Shares of the Series are currently offered to insurance company separate accounts funding both variable annuity contracts and variable life insurance policies. Interests of various contract owners participating in the Series may be in conflict. The board of trustees of the Series will monitor for the existence of any material conflicts and determine what action, if any, should be taken. Shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the Series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the Series, including the funds’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the Series, the Series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the Series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

The current SAI and annual/semi-annual reports to shareholders can be found online at americanfunds.com/afis and may be available on the website of the company that issued your insurance contract. You also may request a free copy of these documents or the codes of ethics by calling American Funds at (800) 421-9900, ext. 65413 or writing to the Secretary at 333 South Hope Street, Los Angeles, California 90071.

INP2PRX-998-0515P Printed in USA CGD/AFD/8024	Investment Company File No. 811-03857

American Funds Insurance Series®

Part B
Statement of Additional Information

May 1, 2015

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Insurance Series (the “Series”) dated May 1, 2015 for the funds listed below. Except where the context indicates otherwise, all references herein to the “fund“ apply to each of the funds listed below. You may obtain a prospectus for the funds from your financial adviser, by calling American Funds Service Company® at (800) 421-4225 or by writing to the Series at the following address:

American Funds Insurance Series
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Class P1 and P2 shares of:
Managed Risk Growth Fund
Managed Risk International Fund
Managed Risk Blue Chip Income and Growth Fund
Managed Risk Growth-Income Fund
Managed Risk Asset Allocation Fund

Investment portfolio
Financial statements

American Funds Insurance Series - Managed Risk Funds - Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Managed Risk Growth Fund

•	The fund pursues its investment objective by:
•	investing in shares of American Funds Insurance Series – Growth Fund (the “Growth Fund”),
•	while seeking to manage portfolio volatility and risk of loss through the use of hedge instruments, including positions in exchange-traded futures contracts.
•	The goal of the fund’s managed risk strategy is to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could potentially eliminate the fund’s net economic exposure to equity securities.
•	The fund will also hold cash, cash equivalents and/or money market fund shares.
•	The fund invests in hedge instruments pursuant to an order from the U.S. Securities and Exchange Commission granting an exemption from Rule 12d1-2(a) under the Investment Company Act of 1940 (File No. 812-14007 / Release No. 30033).

The following limitations and guidelines are applicable to the Growth Fund, the fund’s underlying fund:

General

•	The Growth Fund invests at least 65% of its assets in common stocks.

Investing outside the U.S.

•	The Growth Fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.
•	In determining the domicile of an issuer, the Growth Fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.
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Debt instruments

•	The Growth Fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations (NRSROs) designated by the Growth Fund or unrated but determined to be of equivalent quality by the Growth Fund’s investment adviser. The Growth Fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the Growth Fund’s investment policies,

Managed Risk International Fund

•	The fund pursues its investment objective by:
•	investing in shares of American Funds Insurance Series – International Fund (the “International Fund”),
•	while seeking to manage portfolio volatility and risk of loss through the use of hedge instruments, including positions in exchange-traded futures contracts.
•	The goal of the fund’s managed risk strategy is to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could potentially eliminate the fund’s net economic exposure to equity securities.
•	The fund will also hold cash, cash equivalents and/or money market fund shares.
•	The fund invests in hedge instruments pursuant to an order from the U.S. Securities and Exchange Commission granting an exemption from Rule 12d1-2(a) under the Investment Company Act of 1940 (File No. 812-14007 / Release No. 30033).

The following limitations and guidelines are applicable to the International Fund, the fund’s underlying fund:

General

•	The International Fund invests at least 65% of its assets in common stocks of companies domiciled outside the United States.

Debt instruments

•	The International Fund may invest up to 5% of its assets in straight debt securities rated Baa1 or below and BBB+ or below by NRSROs or in unrated securities that are determined to be of equivalent quality by the International Fund’s investment adviser. The International Fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the International Fund's investment policies.
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Investing outside the U.S.

•	In determining the domicile of an issuer, the International Fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Managed Risk Blue Chip Income and Growth Fund

•	The fund pursues its investment objectives by:
•	investing in shares of American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Blue Chip Fund”),
•	while seeking to manage portfolio volatility and risk of loss through the use of hedge instruments, including positions in exchange-traded futures contracts.
•	The goal of the fund’s managed risk strategy is to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could potentially eliminate the fund’s net economic exposure to equity securities.
•	The fund will also hold cash, cash equivalents and/or money market fund shares.
•	The fund invests in hedge instruments pursuant to an order from the U.S. Securities and Exchange Commission granting an exemption from Rule 12d1-2(a) under the Investment Company Act of 1940 (File No. 812-14007 / Release No. 30033).

The following limitations and guidelines are applicable to the Blue Chip Fund, the fund’s underlying fund:

General

•	The Blue Chip Fund seeks to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index) and to provide an opportunity for growth of principal consistent with sound common stock investing.

Equity securities

•	The Blue Chip Fund primarily invests in common stocks of larger U.S.-based companies (those with market capitalizations of $4.0 billion and above).
•	The Blue Chip Fund ordinarily invests at least 90% of equity assets in the stock of companies in business for five or more years (including predecessor companies).
•	The Blue Chip Fund ordinarily invests at least 90% of equity assets in the stock of companies that pay regular dividends.
•	The Blue Chip Fund ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade.
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•	The Blue Chip Fund will not invest in private placements of stock of companies.
•	The Blue Chip Fund invests, under normal market conditions, at least 90% of its assets in equity securities.

Investing outside the U.S.

•	The Blue Chip Fund may invest up to 10% of assets in equity securities of larger non-U.S. companies so long as they are listed or traded in the United States.
•	In determining the domicile of an issuer, the Blue Chip Fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Managed Risk Growth-Income Fund

•	The fund pursues its investment objectives by:
•	investing in shares of American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”),
•	while seeking to manage portfolio volatility and risk of loss through the use of hedge instruments, including positions in exchange-traded futures contracts.
•	The goal of the fund’s managed risk strategy is to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could potentially eliminate the fund’s net economic exposure to equity securities.
•	The fund will also hold cash, cash equivalents and/or money market fund shares.
•	The fund invests in hedge instruments pursuant to an order from the U.S. Securities and Exchange Commission granting an exemption from Rule 12d1-2(a) under the Investment Company Act of 1940 (File No. 812-14007 / Release No. 30033).

The following limitations and guidelines are applicable to the Growth-Income Fund, the fund’s underlying fund:

General

•	The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Investing outside the U.S.

•	The Growth-Income Fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States.
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•	In determining the domicile of an issuer, the Growth-Income Fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Debt instruments

•	The Growth-Income Fund may invest up to 5% of its assets in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the Growth-Income Fund's investment adviser. The Growth-Income Fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the Growth-Income Fund's investment policies.

Managed Risk Asset Allocation Fund

•	The fund pursues its investment objective by:
•	investing in shares of American Funds Insurance Series – Asset Allocation Fund (the “Asset Allocation Fund”),
•	while seeking to manage portfolio volatility and risk of loss through the use of hedge instruments, including positions in exchange-traded futures contracts.
•	The goal of the fund’s managed risk strategy is to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant and sustained market declines. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could potentially eliminate the fund’s net economic exposure to equity securities.
•	The fund will also hold cash, cash equivalents and/or money market fund shares.
•	The fund invests in hedge instruments pursuant to an order from the U.S. Securities and Exchange Commission granting an exemption from Rule 12d1-2(a) under the Investment Company Act of 1940 (File No. 812-14007 / Release No. 30033).

The following limitations and guidelines are applicable to the Asset Allocation Fund, the fund’s underlying fund:

General

•	Under normal market conditions, the Asset Allocation Fund generally invests 40% to 80% of its assets in equity securities; 20% to 50% in debt securities; and 0% to 40% in money market instruments (including cash).
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Debt instruments

•	Up to 25% of the Asset Allocation Fund’s debt assets may be invested in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the Asset Allocation Fund's investment adviser. The Asset Allocation Fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the Asset Allocation Fund's investment policies.

Investing outside the U.S.

•	The Asset Allocation Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States.
•	The Asset Allocation Fund may invest up to 5% of its assets in debt securities of issuers domiciled outside the United States.
•	In determining the domicile of an issuer, the Asset Allocation Fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.
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Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks” which provides information about the funds and the underlying funds.

The fund

The following descriptions of securities and techniques apply to the fund.

Futures contracts — A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund’s open positions in futures contracts, the fund would be required to deposit with a futures broker, or futures commission merchant (FCM), in a segregated account in the name of the FCM at the derivatives clearinghouse or exchange an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that there is a loss on the futures contract, the FCM will require the fund to post the daily settlement cost that is paid to the derivatives clearinghouse. However, if the value of a position increases because of favorable price changes in the futures contract, the FCM will pay the excess to the fund. These subsequent payments, called “variation margin,” to and from the FCM, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

In addition, the fund is required to segregate liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Assets used as margin typically may not be sold while the position in the related futures contract is open unless they are replaced with other appropriate assets. If markets move against the fund’s futures position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain such assets. This may prevent the fund from pursuing its investment objective with respect to such assets. Assets that are used as margin typically are invested, and these investments are subject to risk and may result in losses to the fund, which may be in addition to losses incurred by using the related futures contract. If the fund is unable to close out its position, it may be required to continue to maintain such assets or make such payments until the position expires or matures, and the fund will continue to be subject to investment risk on such assets.

In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, if any, potentially resulting in losses to the fund. An event of bankruptcy or

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insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation by the fund of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value, and the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. As a result, the fund’s access to other assets held to cover its futures positions could also be impaired. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund’s other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way, and may behave in unexpected ways, especially in abnormal or volatile market conditions. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

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Swaps — A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The gross returns to be exchanged or 'swapped' between the parties are calculated with respect to a notional amount — for example, the return on or increase in value of a particular dollar amount invested at a particular interest rate. The notional amount of the swap agreement is only used to calculate the amount of the obligations the parties to a swap agreement have agreed to exchange. The fund's obligations or rights under a swap agreement will be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, and not the notional amount. For exchange traded swaps, the fund would be under the same obligations to post initial and variation margin and to segregate assets as with exchange traded futures. However, the amount of initial and variation margin is generally set by the exchanges on which the contracts are traded, so the amount of any such margin could be more or less than the amount required for exchange traded futures.

Currently the swaps market is largely an over-the-counter market with swap agreements made directly between two counterparties. The fund does not intend to use over-the-counter swaps. However, current government regulation is intended to move a substantial portion of the market for swaps to an exchange traded swaps market. If, in the judgment of the fund's investment adviser and the subadviser, the exchange traded swaps market becomes similar in depth and substance to that of the exchange traded futures market, the subadviser may use exchange traded swaps to seek to hedge interest rate risk. In such a market the operational aspects and risks of investing in exchange traded swaps will be substantially similar to those of investing in exchange traded futures.

Short positions — The fund may take short positions in exchange-traded futures contracts or other investments to attempt to offset potential declines in the value of securities held by the underlying fund. The subadviser selects individual futures contracts on equity indexes of U.S. markets and markets outside the United States that it believes are correlated to the underlying fund’s equity exposure. A short position in a futures contract is a transaction in which the fund enters into a futures contract or other investment in anticipation that the market price of that futures contract or other investment will decline due to a decline in the underlying index.

If the price of the futures contract or other investment “sold” short increases between the time the short position in the futures contract is entered and the time the fund closes out its short position in the futures contract with a corresponding long position in a futures contract for the same underlying index or the futures contract expires, the fund will incur a loss. Since the value of the underlying equity index to a futures contract or other investment could theoretically continually increase the amount of losses are potentially unlimited. If the price of the futures contract or other investment sold declines between the time the short position in the futures contract is entered and the time the fund closes out its short position in the futures contract with a corresponding long position in a futures contract for the same underlying index or the futures contract expires, the fund will realize a gain. The successful use of short positions by the fund may be adversely affected by imperfect correlation between the securities of the underlying fund being hedged and the underlying indexes of the futures contracts.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents, including shares of money market funds. Cash equivalents also include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. The fund

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may hold shares of money market funds in its cash position that are advised by the fund’s investment adviser and/or by an affiliate of the fund’s custodian.

The fund may take temporary defensive measures in response to adverse market, economic, political, or other conditions as determined by the investment adviser. Such measures could include, but are not limited to, investments in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. government securities and related repurchase agreements. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

Borrowing — The fund is authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits the fund to borrow up to 33⅓% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The fund may set up a line of credit with a lender and from time to time borrow against such line of credit to facilitate the process of posting margins or funding redemptions. The fund may pledge assets to secure such borrowings. Borrowing results in interest expense and other fees and expenses for the fund which may impact the fund’s net expenses. The costs of borrowing may reduce the fund’s investment results.

Regulatory considerations — In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject the adviser of a registered investment company to registration with the CFTC as a commodity pool operator (“CPO”) under certain conditions. The investment adviser has registered as a CPO and adopted certain policies and procedures and implemented certain changes to operational aspects of the fund in order to be in compliance with CFTC rules and regulations.

In August 2013, the CFTC adopted amendments to its rules that permit a CPO of a registered investment company commodity pool to satisfy applicable CFTC rule requirements by complying with certain SEC rule requirements. The investment adviser has claimed the relief necessary to take advantage of the CFTC’s approach of permitting substituted compliance with SEC rule requirements. As a registered CPO, the investment adviser is subject to additional requirements that are not addressed by substituted compliance with SEC rules.

Compliance with these additional registration and regulatory requirements may increase the fund’s expenses.

Nondiversification — The fund is a nondiversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer than a diversified investment company. The fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See “Taxes and Distributions.”)

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund and the underlying fund have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to a fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or

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failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund, the underlying fund and their investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s or the underlying fund’s third-party service providers (including, but not limited to, a fund’s investment adviser, subadviser, transfer agent, custodian, administrators and other financial intermediaries, as applicable) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund, the underlying fund and their respective shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that a fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as a fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the underlying fund invests, which may cause the underlying fund’s investments in such issuers to lose value.

The underlying fund

The following descriptions of securities and techniques apply to the Growth Fund, the International Fund, the Blue Chip Fund, the Growth-Income Fund and the Asset Allocation Fund (collectively, the “underlying funds”). Except where the context indicates otherwise, all references herein to the “underlying fund” apply to each of the underlying funds.

Equity securities — The underlying fund may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by the underlying fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the underlying fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

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The growth-oriented, equity-type securities generally purchased by the underlying fund may involve large price swings and potential for loss. To the extent the underlying fund invests in income-oriented, equity-type securities, income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests.

Debt instruments — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the underlying fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the underlying fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the underlying fund may incur losses or expenses in seeking recovery of amounts owed to it.

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Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the underlying fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the underlying fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by a certain

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fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible or contingent capital securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted

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back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain minimum capital. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of an issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing in smaller capitalization stocks — The underlying fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of $4.0 billion and below at the time of purchase). Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. The underlying fund determines relative market capitalizations using U.S. standards. Accordingly, the underlying fund's investments in certain countries outside the United States may have larger market capitalizations relative to other companies within those countries.

Investing in private companies — The underlying fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the underlying fund from selling its company shares for a period of time following the public offering.

Investments in private companies can offer the underlying fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact revenues. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholdings taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

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Additional costs could be incurred in connection with the underlying fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the underlying fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market as a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the underlying fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the underlying fund will only invest in markets where these restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after the underlying fund’s investment. If this happened, the underlying fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the underlying fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the underlying fund due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other

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protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the underlying fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the underlying fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the underlying fund to suffer a loss. The underlying fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the underlying fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the underlying fund.

Insufficient market information — The underlying fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the underlying fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the underlying fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the underlying fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the underlying fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The underlying fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the underlying fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the underlying fund.

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Currency transactions — The fund and the underlying fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase or sell a security denominated in that currency (often referred to as a spot or cover transaction).

The fund and the underlying fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

The fund and the underlying fund will not generally attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s or an underlying fund’s commitment increases because of changes in exchange rates, the fund or the underlying fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund and the underlying fund are also subject to the risk that they may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the fund’s or the underlying fund’s exposure to currency exchange rates and could result in losses to the fund or the underlying fund if currencies do not perform as expected by the investment adviser. For example, if the investment adviser increases a fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, that fund may incur a loss. The fund and the underlying fund will segregate liquid assets that will be marked to market daily to meet their forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund or an underlying fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund or an underlying fund.

Forward commitment, when issued and delayed delivery transactions — The underlying fund may enter into commitments to purchase or sell securities at a future date. When the underlying fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the underlying fund could miss a favorable price or yield opportunity, or could experience a loss.

The underlying fund may also enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the underlying fund forgoes principal and interest paid on the mortgage-backed securities. The underlying fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The underlying fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The underlying fund also takes the risk that the

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mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase the underlying fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and must be within industry-accepted “good delivery” standards.

The underlying fund will not use any of these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the underlying fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the underlying fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the underlying fund’s portfolio securities decline while the underlying fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The underlying fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations. After a transaction is entered into, the underlying fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the underlying fund may sell such securities.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

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In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the underlying fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the underlying fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities — The underlying fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In

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addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Adjustable rate mortgage-backed securities — Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the underlying fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the underlying fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the underlying fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are

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sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Warrants and rights — Warrants and rights may be acquired by certain funds in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Certain funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

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Inflation linked bonds — The underlying fund may invest in inflation linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, the fund may invest in corporate inflation linked securities.

The value of inflation linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation linked securities. There can be no assurance, however, that the value of inflation linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Real estate investment trusts — The underlying fund may invest in securities issued by real estate investment trusts (“REITs”), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent

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upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

4(2) commercial paper — The underlying fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the underlying fund’s board of trustees.

Restricted or illiquid securities — The fund and the underlying fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers.” Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some underlying fund holdings (including some restricted securities) may be deemed illiquid if they cannot be sold in the ordinary course of business at approximately the price at which the underlying fund values them. The determination of whether a holding is considered liquid or illiquid is made by the Series’ adviser under procedures adopted by the Series’ board. The Series’ adviser makes this determination based on factors it deems relevant, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The underlying fund may incur significant additional costs in disposing of illiquid securities. If the underlying fund holds more than its allowable amount of illiquid assets due to appreciation of illiquid securities, the depreciation of liquid securities or changes in market conditions, the underlying fund will seek over time to increase its investments in liquid securities to the extent practicable.

Loan assignments and participations — The underlying fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively "borrowers"). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes.

Some loans may be secured in whole or in part by assets or other collateral. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the underlying fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the

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company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the underlying fund is committed to advance additional funds, the underlying fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the underlying fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The underlying fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the underlying fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The underlying fund acquires the right to receive principal and interest payments directly from the borrower and to enforce their rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the underlying fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the underlying fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The underlying fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the underlying fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the underlying fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the underlying fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the underlying fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Investments in loan participations and assignments present the possibility that the underlying fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the underlying fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The underlying fund anticipates that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Repurchase agreements — The underlying fund may enter into repurchase agreements under which the underlying fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the underlying fund that is collateralized by the security purchased. Repurchase agreements permit the underlying fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the Series' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The underlying fund will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the underlying fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the underlying fund may be delayed or limited.

Reverse repurchase agreements — The underlying fund is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the underlying fund and its agreement to repurchase the security at a specified time and price. The underlying fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowing by the underlying fund. The use of reverse repurchase agreements by the underlying fund creates leverage which increases the underlying fund’s investment risk. As the underlying fund’s aggregate commitments under these reverse repurchase agreements increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the underlying fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, the underlying fund’s earnings or net asset value would decline faster than otherwise would be the case.

Cash and cash equivalents — The underlying fund may also hold cash or invest in cash equivalents.

The underlying fund may take temporary defensive measures in response to adverse market, economic, political, or other conditions as determined by the investment adviser. Such measures could include, but are not limited to, investments in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. government securities and related repurchase agreements. There is no limit on the extent to which the underlying fund may take temporary defensive measures. In taking such measures, the underlying fund may fail to achieve its investment objective.

Investments in registered open-end investment companies and unit investment trusts — The underlying fund may not acquire securities of open-end investment companies or investment unit trusts registered under the Investment Company Act of 1940 in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act.

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* * * * * *

Portfolio turnover — High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

A fund’s portfolio turnover rate would equal 100% if each security in the fund’s portfolio was replaced once per year. The following table sets forth the portfolio turnover rates for each fund for the fiscal years ended December 31, 2014 and 2013:

	Fiscal year	Portfolio turnover rate
Managed Risk Growth Fund	2014 2013	22% 10*
Managed Risk International Fund	2014 2013	22 6*
Managed Risk Blue Chip Income and Growth Fund	2014 2013	22 3*
Managed Risk Growth-Income Fund	2014 2013	28 2*
Managed Risk Asset Allocation Fund	2014 2013	3 3
*	From May 1, 2013, commencement of operations.

See “Financial Highlights” in the prospectus for each fund’s annual portfolio turnover rates.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The Series has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

The following policies apply to the fund (please also see “Additional information about fundamental policies” below):

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.	Borrow money;
b.	Issue senior securities;
c.	Underwrite the securities of other issuers;
d.	Purchase or sell real estate or commodities;
e.	Make loans; or
f.	Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

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Additional information about fundamental policies — The information below is not part of the Series’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Series. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). A reverse repurchase agreement may be considered the economic equivalent of borrowing by the fund; however, to the extent that the fund covers its commitments under a reverse repurchase agreement (and under certain similar agreements and transactions) by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement will not be considered borrowing by the fund.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including short positions in financial instruments, reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the United States government, its agencies or instrumentalities or government sponsored entities or repurchase agreements with respect thereto. The fund does not consider futures contracts to be an industry for these purposes.

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Management of the Series

Board of trustees and officers

Independent trustees1

The Series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The Series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the Series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Series’ registration statement.

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Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
William H. Baribault, 1945 Trustee (2009)	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	77	None	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, educational and nonprofit organizations
James G. Ellis, 1947 Trustee (2010)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	77	Mercury General Corporation Former director of Quiksilver, Inc. (until 2014)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, municipal and nonprofit organizations • M.B.A.
Leonard R. Fuller, 1946 Trustee (1999)	President and CEO, Fuller Consulting (financial management consulting firm)	77	None	• Former partner, public accounting firm • Financial management consulting • Service on advisory and trustee boards for municipal, educational and nonprofit organizations • M.B.A.
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive) (2010)	Private investor	79	The Swiss Helvetia Fund, Inc. Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations
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Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Merit E. Janow, 1958 Trustee (2007)	Dean and Professor, Columbia University, School of International and Public Affairs	76	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited

•    Service with Office of the U.S. Trade Representative and U.S. Department of Justice

•    Corporate board experience

•    Service on advisory and trustee boards for charitable, educational and nonprofit organizations

•    Experience as corporate lawyer

•    J.D.

Laurel B. Mitchell, Ph.D., 1955 Trustee (2010)	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	73	None

•    Professor at multiple universities

•    Service in the Office of Chief Accountant and Enforcement Division of the U.S. Securities and Exchange Commission

•    Experience in corporate management and public accounting

•    Service on advisory and trustee boards for charitable, educational and nonprofit organizations

•    Ph.D., accounting

•    Formerly licensed as C.P.A.

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Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Frank M. Sanchez, 1943 Trustee (2010)	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	73	None	• Senior academic leadership position • Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • Ph.D., education administration and finance
Margaret Spellings, 1957 Trustee (2010)	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	77	Former director of Apollo Education Group, Inc. (until 2013)

•    Former U.S. Secretary of Education, U.S. Department of Education

•    Former Assistant to the President for Domestic Policy, The White House

•    Former senior advisor to the Governor of Texas

•    Service on advisory and trustee boards for charitable and nonprofit organizations

Steadman Upham, Ph.D., 1949 Trustee (2010)	President and University Professor, The University of Tulsa	76	None	• Senior academic leadership positions for multiple universities • Service on advisory and trustee boards for educational and nonprofit organizations • Ph.D., anthropology

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Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the Series’ service providers also permit the interested trustees to make a significant contribution to the Series’ board.

Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the Series during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Donald D. O’Neal, 1960 Vice Chairman of the Board (1998)	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

Other officers5

Name, year of birth and position with Series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the Series
Alan N. Berro, 1960 President (1998)	Partner – Capital World Investors, Capital Research and Management Company
Michael J. Downer, 1955 Executive Vice President (1991)	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Chairman of the Board, Capital Bank and Trust Company*
Abner D. Goldstine, 1929 Senior Vice President (1993)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
John H. Smet, 1956 Senior Vice President (1994)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President (2008)	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Chairman of the Board, Capital International Asset Management (Canada), Inc.*
Sung Lee, 1966 Vice President (2008)	Partner – Capital Research Global Investors, Capital International, Inc.*
Maria T. Manotok, 1974 Vice President (2012)	Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company
S. Keiko McKibben, 1969 Vice President (2010)	Partner – Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President (2010)	Partner – Capital Research Global Investors, Capital International, Inc.*
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Name, year of birth and position with Series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the Series
Dylan Yolles, 1969 Vice President (2012)	Partner – Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary (2003)	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer (2008)	Vice President - Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary (2014)	Fund Boards Coordinator – Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 1968 Assistant Treasurer (2006)	Vice President – Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2010)	Vice President – Investment Operations, Capital Research and Management Company
*	Company affiliated with Capital Research and Management Company.
[1]	The term independent trustee refers to a trustee who is not an “interested person” of the funds within the meaning of the 1940 Act.
[2]	Trustees and officers of the Series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[4]	The term interested trustee refers to a trustee who is an “interested person” of the funds within the meaning of the 1940 Act, on the basis of his or her affiliation with the Series’ investment adviser, Capital Research and Management Company, or affiliated entities.
[5]	All of the officers listed, with the exception of Abner D. Goldstine, S. Keiko McKibben, Renaud H. Samyn and Dylan Yolles, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the Series is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2014:

Name	Dollar range[1] of fund shares owned[3]	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1] of independent trustees deferred compensation[4] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[4] allocated to all funds within American Funds family overseen by trustee
Independent trustees
William H. Baribault	None	Over $100,000	N/A5	$10,001 – $50,000
James G. Ellis	None	Over $100,000	N/A5	N/A
Leonard R. Fuller	None	Over $100,000	N/A5	Over $100,000
R. Clark Hooper	None	Over $100,000	N/A5	Over $100,000
Merit E. Janow	None	Over $100,000	N/A5	N/A
Laurel B. Mitchell	None	Over $100,000	N/A5	$50,001 – $100,000
Frank M. Sanchez	None	$10,001 – $50,000	N/A5	N/A
Margaret Spellings	None	Over $100,000	N/A5	Over $100,000
Steadman Upham	None	Over $100,000	N/A5	Over $100,000

Name	Dollar range[1] of fund shares owned[2]	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees
Donald D. O’Neal	None	Over $100,000
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	N/A indicates that the listed individual, as of December 31, 2014, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.
[3]	Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each trustee’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations.
[4]	Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.
[5]	The funds in the Series are not available for investment in the independent trustees deferred compensation plan.
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Trustee compensation — No compensation is paid by the Series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the Series” section in this statement of additional information, all other officers and trustees of the Series are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The Series typically pays each independent trustee an annual fee, which ranges from $27,273 to $54,547, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the Series generally pays independent trustees attendance and other fees for meetings of the board and its committees. The board chair receives an additional fee for this service.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The Series and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of Series expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended December 31, 2014:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the series	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault[2]	$108,222	$355,312
James G. Ellis	107,518	342,057
Leonard R. Fuller[2]	111,502	340,087
R. Clark Hooper	112,476	411,468
Merit E. Janow	79,359	267,087
Laurel B. Mitchell[2]	130,429	265,556
Frank M. Sanchez	126,812	256,556
Margaret Spellings[2]	88,025	335,681
Steadman Upham[2]	91,944	274,004
[1]	Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2014 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.
[2]	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) through the end of the 2014 fiscal year for participating trustees is as follows: William H. Baribault ($52,173), Leonard R. Fuller ($166,993), Laurel B. Mitchell ($45,554), Margaret Spellings ($79,549) and Steadman Upham ($411,149). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the trustees.
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Series organization and the board of trustees — The Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. At a meeting of the Series’ shareholders on November 24, 2009, shareholders approved the reorganization of the Series to a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the Series can be found in a proxy statement for the Series dated August 28, 2009, which is available on the SEC’s website at sec.gov.

All Series operations are supervised by its board of trustees, which meets periodically and performs duties required by applicable state and federal laws. Independent board members are paid certain fees for services rendered to the Series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

The Series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The board of trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the Series will be allocated among the funds in proportion to the total net assets of each fund.

The funds have Class P1 and Class P2 shares. Other funds in the Series have Class 1, Class 2, Class 3 and/or Class 4 shares. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the Series’ amended and restated rule 18f-3 Plan. Class P1 and P2 shareholders have exclusive voting rights with respect to their respective rule 12b-1 Plan adopted in connection with the distribution of Class P1 and P2. Class P1 and Class P2 shareholders have exclusive voting rights with respect to their respective Insurance Administrative Services Plans. Shares of each class of the Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

The Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the Series will hold a meeting at which any member of the board could be removed by a majority vote.

The Series’ declaration of trust and by-laws , as well as separate indemnification agreements that the Series has entered into with independent trustees, provide in effect that, subject to certain conditions, the Series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the Series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

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Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the Series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for Series management and independent counsel to the trustees and the fund.

Risk oversight — Day-to-day management of the Series, including risk management, is the responsibility of the Series’ contractual service providers, including the Series’ investment adviser, principal underwriter/distributor, transfer agent and subadviser. Each of these entities is responsible for specific portions of the Series’ operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use. In that regard, the board receives reports regarding the operations of the Series’ service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the Series and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the Series board, which are composed of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the Series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls.

Not all risks that may affect the Series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each fund’s objectives. As a result of the foregoing and other factors, the ability of the Series’ service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The Series has an audit committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, Laurel B. Mitchell, Frank M. Sanchez and Steadman Upham. The committee provides oversight regarding the Series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series’ principal service providers. The committee acts as a liaison between the Series’ independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2014 fiscal year.

The Series has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement and plan of distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the Series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2014 fiscal year.

The Series has a nominating and governance committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings and Steadman Upham. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally

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is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Series, addressed to the Series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2014 fiscal year.

Proxy voting procedures and principles — The funds’ investment adviser, in consultation with the Series’ board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the funds and other American Funds. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the Series’ board. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

In addition to our proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third party advisory firms on a case-by-case basis. We do not, as a policy, follow the voting recommendations provided by these firms.  We periodically assess the information provided by the Advisory Firms and report to the Joint Proxy Committee of the American Funds (“JPC”), as appropriate.

The JPC is composed of independent board members from each board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters. Members of the JPC also may be called upon to resolve voting conflicts involving funds co-managed by the investment adviser’s equity investment divisions and vote proxies when necessary as a result of regulatory requirements (see below for more information).

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From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (1) a client with substantial assets managed by the investment adviser or its affiliates, (2) an entity with a significant business relationship with the American Funds organization, or (3) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

In cases where a fund is co-managed and a portfolio company is held by more than one of the investment adviser’s equity investment divisions, voting ties are resolved by one of the following methods. First, for those funds that have delegated tie-breaking authority to the investment adviser, the outcome will be determined by the equity investment division with the larger position in the portfolio company as of the record date for the shareholder meeting. For the remaining funds, members of the JPC representing those funds will determine the outcome based on a review of the same information provided to the relevant investment analysts, proxy coordinators and proxy committee members.

Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, the Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, they have not fulfilled their fiduciary duties. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

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Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the Series to own beneficially, 5% or more of any class of a fund’s shares as of the opening of business on April 1, 2015. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Managed Risk Growth Fund

Name and address	Ownership	Ownership percentage
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class P1	63.42%
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class P1 Class P2	36.58 96.33

Managed Risk International Fund

Name and address	Ownership	Ownership percentage
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class P1	88.34%
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class P1 Class P2	11.66 95.81

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Managed Risk Blue Chip Income and Growth Fund

Name and address	Ownership	Ownership percentage
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class P1	56.10%
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class P1 Class P2	43.90 95.45

Managed Risk Growth-Income Fund

Name and address	Ownership	Ownership percentage
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class P1	82.36%
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class P1 Class P2	17.64 96.91

Managed Risk Asset Allocation Fund

Name and address	Ownership	Ownership percentage
SAST Protected Asset Allocation Portfolio Houston, TX	Record	Class P1	99.77%
Nationwide Variable Account Omnibus Account Columbus, OH	Record	Class P2	43.45
Forethought Life Insurance Company Omnibus Account Indianapolis, IN	Record	Class P2	28.17
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class P2	24.68

As of April 1, 2015, the officers and trustees of the Series, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.

Investment adviser — Capital Research and Management Company, the Series’ investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also

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provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

The investment adviser has designed policies and procedures reasonably designed to ensure that the subadviser complies with the fund’s investment objective, strategies and restrictions and provides oversight and monitoring of the subadviser’s activities and compliance procedures.

Subadviser — Milliman Financial Risk Management LLC is the subadviser to the fund with respect to the managed risk strategy. Milliman Financial Risk Management LLC is a wholly owned subsidiary of Milliman, Inc. and is located at 71 South Wacker Drive, 31st Floor, Chicago, IL 60606.

Compensation of investment professionals — Portfolio managers and investment analysts of the investment adviser are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results for the underlying fund in which the fund invests, as well as qualitative considerations, such as an individual’s contribution to the organization, which would include service as a portfolio manager to the fund. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

Portfolio managers of the subadviser are paid competitive salaries by Milliman Financial Risk Management LLC. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s contributions to the organization and other factors.

Portfolio manager fund holdings and management of other accounts — Shares of the fund may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s need for variable annuity or variable life insurance contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The portfolio managers have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they do not hold shares of the funds.

Portfolio managers may also manage assets in other funds advised by Capital Research and Management Company or its affiliates. Other managed accounts as of the end of the Series’ most recently completed fiscal year are listed as follows:

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The following tables reflect information as of December 31, 2014:

Portfolio manager	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[3]
Managed Risk Growth Fund
Alan N. Berro	22	$221.2	None		None
James R. Mulally	7	$196.4	1	$0.03	None
Managed Risk International Fund
Alan N. Berro	22	$221.3	None		None
James R. Mulally	7	$196.5	1	$0.03	None
Managed Risk Blue Chip Income and Growth Fund
Alan N. Berro	22	$221.2	None		None
James R. Mulally	7	$196.4	1	$0.03	None
Managed Risk Growth-Income Fund
Alan N. Berro	22	$221.2	None		None
James R. Mulally	7	$196.4	1	$0.03	None
Managed Risk Asset Allocation Fund
Alan N. Berro	22	$219.2	None		None
James R. Mulally	7	$194.4	1	$0.03	None
[1]	Indicates RIC(s) for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC or account has an advisory fee that is based on the performance of the RIC or account.
[2]	Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount.
[3]	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.

Portfolio manager	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)
Adam Schenck	7	$4.6	1	$0.26.	None

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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the Series and the investment adviser will continue in effect until January 31, 2016, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subadvisers approved by the Series’ board and the shareholders of each applicable fund. Any such subadviser will be paid solely by the investment adviser out of the investment adviser’s fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Series, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Series relating to the services furnished by the investment adviser. Subject to the expense agreement described below, the Series will pay all expenses not expressly assumed by the investment adviser, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; fund accounting fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with the investment adviser; association dues; and costs of stationary and forms prepared exclusively for the Series.

As compensation for its services for the fund, the investment adviser receives a monthly fee that is accrued daily, calculated at the annual rate of .25% of average daily net assets. The investment adviser is currently waiving a portion of its investment advisory services fee for each share class of the fund. As a result of this waiver, the fees which were equivalent to an annualized rate of .25% of average daily net assets were reduced to .20% of average daily net assets. For each of the fiscal years ended December 31, 2014, 2013 and 2012, investment advisory services fees waived by Capital Research and Management Company totaled .05% of average daily net assets, as follows:

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Fund	Fiscal year	Gross management fee	Waiver	Net management fee
Managed Risk Growth Fund	2014	$132,000	$ 26,000	$ 106,000
	2013[1]	21,000	4,000	17,000
	2012	N/A	N/A	N/A
Managed Risk International Fund	2014	81,000	16,000	65,000
	2013[1]	15,000	3,000	12,000
	2012	N/A	N/A	N/A
Managed Risk Blue Chip Income and Growth Fund	2014	132,000	26,000	106,000
	2013[1]	22,000	4,000	18,000
	2012	N/A	N/A	N/A
Managed Risk Growth-Income Fund	2014	116,000	23,000	93,000
	2013[1]	19,000	4,000	15,000
	2012	N/A	N/A	N/A
Managed Risk Asset Allocation Fund	2014	3,883,000	777,000	3,106,000
	2013[2]	847,000	169,000	678,000
	2012	10,000	2,000	8,000
[1]	From May 1, 2013, commencement of operations.
[2]	From September 28, 2012, commencement of operations.

As of May 1, 2015, the investment adviser expects to waive a portion of its investment advisory services fee for each share class of the fund in the amount of .15% of average daily net assets.

In addition, the investment adviser has agreed to reimburse a portion of the fees and expenses of the fund during its start-up period. For the periods ended December 31, 2014, 2013 and 2012, the total fees and expenses reimbursed by the investment adviser were $335,000, $244,000 and $14,000, respectively.

The investment adviser expects that this waiver and reimbursement will be in effect at least through May 1, 2016. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the Series’ board.

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The investment adviser has entered into a contract with the subadviser with respect to each fund and compensates the subadviser out of the investment advisory fees it receives from each fund. The subadviser’s total fees for services provided to the Series for the fiscal years ended December 31, 2014, 2013 and 2012 were:

Fund	Fiscal year	Subadviser fee
Managed Risk Growth Fund	2014	$79,000
	2013[1]	13,000
	2012	N/A
Managed Risk International Fund	2014	48,000
	2013[1]	9,000
	2012	N/A
Managed Risk Blue Chip Income and Growth Fund	2014	79,000
	2013[1]	13,000
	2012	N/A
Managed Risk Growth-Income Fund	2014	69,000
	2013[1]	11,000
	2012	N/A
Managed Risk Asset Allocation Fund	2014	2,330,000
	2013	508,000
	2012[2]	6,000
[1]	From May 1, 2013, commencement of operations.
[2]	From September 28, 2012, commencement of operations.

Since the fund pursues its investment objective in part by investing in the underlying fund, you will bear your proportionate share of the fund’s operating expenses and also, indirectly, the operating expenses of the underlying fund.

Sub-Advisory Agreement — The subadviser is appointed by the Series and the investment adviser, and provides services, pursuant to a Sub-Advisory Agreement. The Sub-Advisory Agreement between the investment adviser, the Series and the subadviser will continue in effect until January 31, 2016, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Sub-Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Advisory and Service Agreement. In addition, the Sub-Advisory Agreement provides that the subadviser will be paid solely by the investment adviser out of the investment adviser’s fees.

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Plans of distribution — The Series has adopted plans of distribution (the “Plans”) for its Class P1 and P2 shares, pursuant to rule 12b-1 under the 1940 Act. As required by rule 12b-1, the Plans have been approved by a majority of the entire board of trustees, and separately by a majority of the trustees who are not “interested persons” of the Series and who have no direct or indirect financial interest in the operation of the Plans. Potential benefits of the Plans to the Series include improved shareholder services, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not “interested persons” of the Series is committed to the discretion of the trustees who are not “interested persons” during the existence of the Plans. The Plans are reviewed quarterly and must be renewed annually by the board of trustees.

Under the Plans, the Series may expend up to .25% of the assets of Class P1 shares and up to .50% of the assets of Class P2 shares. The board of trustees has authorized the Series to pay to insurance company contract issuers .25% of the fund’s average net assets of Class P2 shares annually to finance any distribution activity which is primarily intended to benefit the Class P2 shares of the fund, provided that the board of trustees of the Series has approved the categories of expenses for which payment is being made. The board of trustees has not authorized any payments on Class P1 assets pursuant to the Plan for Class P1 shares. Payments made pursuant to the Plans will be used by insurance company contract issuers to pay a continuing annual service fee to dealers on the value of all variable annuity and variable life insurance contract payments for account-related services provided to existing shareholders. During the fiscal year ended December 31, 2014, the Series incurred distribution expenses of $3,826,000 payable to certain life insurance companies under the respective Plans. Accrued and unpaid distribution expenses were $434,000.

Insurance administration fee — The insurance companies for which the fund’s Class P1 and P2 shares are available provide certain administrative services for the separate accounts that hold the shares of the fund and the contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders annuities. These services include, but are not limited to, record maintenance, shareholder communications and transactional services.

These services are provided pursuant to an Insurance Administrative Services Plan adopted by the Series relating to the fund’s Class P1 and P2 shares. Under this agreement, the insurance company receives .25% of the fund’s average daily net assets attributable to the appropriate share class.

Compensation to insurance companies — American Funds Distributors, at its expense, currently makes payments to certain of the insurance companies that may offer one or more of the funds as the underlying investment in insurance contracts. These payments generally cover expenses associated with education and training meetings sponsored by American Funds Distributors for insurance company sales forces.

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Execution of portfolio transactions

The fund does not incur any brokerage commissions for purchasing shares of the underlying fund. However, the fund may incur brokerage commissions and/or investment dealer concessions when purchasing short-term debt securities. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Specific decisions to purchase or sell futures contracts for the fund are made by the portfolio managers of the subadviser. Purchases of such financial instruments for the fund will be effected through FCMs that specialize in the types of futures contracts that the fund will be holding. The investment adviser will use reasonable efforts to choose FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The subadviser and investment adviser will monitor the FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the size of the orders, the difficulty of executions, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recent fiscal year, the fund did not have investments in securities of any of its regular broker-dealers.

Brokerage commissions paid on portfolio transactions for the fiscal years ended December 31, 2014, 2013 and 2012 were:

	Fiscal year ended
	2014	2013	2012
Managed Risk Growth Fund	$ 4,000	—[1,2]	N/A
Managed Risk International Fund	3,000	—[1,2]	N/A
Managed Risk Blue Chip Income and Growth Fund	3,000	—[1,2]	N/A
Managed Risk Growth-Income Fund	3,000	—[1,2]	N/A
Managed Risk Asset Allocation Fund	19,000	$1,000	—[2,3]

[1]	From May 1, 2013, commencement of operations.
[2]	Less than $1,000.
[3]	From September 28, 2012, commencement of operations.

For information regarding the policies with respect to the execution of portfolio transactions of the underlying fund, please see the statement of additional information for the underlying fund.

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Disclosure of portfolio holdings

The Series’ investment adviser, on behalf of the funds, has adopted policies and procedures with respect to the disclosure of information about the funds’ portfolio securities. These policies and procedures have been reviewed by the Series’ board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the Series’ Chief Compliance Officer.

Under these policies and procedures, each fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website (americanfunds.com/afis) no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The Series’ custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the Series’ custodian, outside counsel and auditor.

Each fund’s portfolio holdings, dated as of the end of each calendar month, are made available to insurance companies that use the funds as underlying investments in their variable annuity contracts and variable life insurance policies. Monthly holdings are made available to help the insurance companies evaluate the funds for inclusion in the contracts and life insurance policies they offer and to evaluate and manage the insurance guarantees offered under their insurance contracts. Monthly holdings may be provided to insurance companies no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Monthly holdings may also be provided to the fund’s subadviser. Insurance companies may receive a list of the futures contracts and other investments that make up a fund’s managed risk strategy each business day. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg, Overlap and Thomson Financial Research. Information on certain portfolio characteristics of the funds and underlying funds are also provided to the insurance companies and the fund’s subadviser each business day.

Affiliated persons of the Series, including officers of the Series and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the Series and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the Series, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the Series, its investment adviser or any of their

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affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the Series’ investment adviser. In exercising their authority, the committees determine whether disclosure of information about the funds’ portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain Series service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the Series or its designee. Orders received by the Series or authorized designee after the time of the determination of the net asset value will be entered at the next calculated offering price.

The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing price unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price). The fund’s investment adviser delivers the net asset value every day it is calculated to each insurance company that offers such fund as an underlying investment to its variable contracts by, for example, email, direct electronic transmission or facsimile or through the systems of the National Securities Clearing Corporation.

As noted in the fund’s prospectus, the principal assets of the fund consists of investments in the underlying fund and exchange traded futures.

Exchange traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

The investments in the underlying fund are reflected in the net assets of the fund on the day of investment. All portfolio securities of the underlying fund are valued, and the net asset values per share for each share class are determined, as indicated below.

The underlying fund is priced based on the net asset value of the underlying fund, calculated as of approximately 4 p.m. New York time each day the New York Stock Exchange is open. Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted

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bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the Series’ board. Subject to board oversight, the Series’ board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

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Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code (“Code”) so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

The fund is subject to a set of asset diversification requirements applicable to insurance company separate accounts and their underlying funding vehicles. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the fund must (a) be qualified as a "regulated investment company"; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities. The Series intends to comply with these regulations. If the fund should fail to comply with these regulations, Contracts invested in the fund will not be treated as annuity, endowment or life insurance contracts under the Code.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. Capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by Bank of New York Mellon, One Wall Street, New York, NY 10286, as custodian. Non-U.S. securities may be held by the custodian in non-U.S. banks or securities depositories or foreign branches of U.S. banks.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of each insurance company’s separate account, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service Company was paid a transfer agent fee of less than $1,000 for Class P1 shares and less than $1,000 for Class P2 shares for the 2014 fiscal year.

Independent registered public accounting firm — PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017, serves as the Series’ independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The selection of the Series’ independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the Series and for trustees who are not interested persons (as defined by the 1940 Act) of the Series. A determination with respect to the independence of the Series’ counsel will be made at least annually by the independent trustees of the Series, as prescribed by applicable 1940 Act rules.

Prospectuses and reports to shareholders — The Series’ fiscal year ends on December 31. Contract owners are provided updated prospectuses or summary prospectuses by their insurance provider annually and at least semiannually with reports showing the funds’ investment portfolios or summary investment portfolios, financial statements and other information. The Series’ annual financial statements are audited by the independent registered public accounting firm of PricewaterhouseCoopers LLP.

Code of ethics — The Series, Capital Research and Management Company and its affiliated companies have adopted codes of ethics that allow for personal investments, including securities in which the funds of the Series may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions. The subadviser has adopted a code of ethics which restricts, subject to certain conditions, personnel of the subadviser from investing in certain securities.

Shareholder and trustee responsibility — Under the laws of certain states, including Massachusetts, where the Series was organized, and California, where the Series’ principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Series. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations. The declaration of trust contains an express disclaimer of shareholder liability for acts or obligations of the Series and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Series

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or trustees. The declaration of trust provides for indemnification out of Series property of any shareholder personally liable for the obligations of the Series and also provides for the Series to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the declaration of trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Series will provide indemnification to its trustees and officers as authorized by its by-laws and by the 1940 Act and the rules and regulations thereunder.

Registration statement — A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act with respect to the fund. The prospectus and this statement of additional information do not contain all information set forth in the registration statement, its amendments and exhibits, to which reference is made for further information concerning the fund. Statements contained in the prospectus and this statement of additional information as to the content of the contracts issued through the separate accounts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to the registration statements of the separate accounts and contracts as filed with the Securities and Exchange Commission.

Authorized shares — The Series was organized as a Massachusetts business trust which permits the fund to issue an unlimited number of shares of beneficial interest of one or more classes.

Redemption of shares — While payment of redemptions normally will be in cash, the Series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the Series’ board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other Series shareholders.

Voting rights — Shareholders have one vote per share owned. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in a fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in accordance with voting instructions received, and will vote shares or other voting interests not received in proportion to the voting instructions received by all separate accounts. In addition, fund shares held directly by an insurance company, if any, will be voted in proportion to the voting instructions received by all separate accounts. As a result of proportional voting, the vote of a small number of contract holders could determine the outcome of a shareholder vote.

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Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating definitions

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

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Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

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C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

American Funds Insurance Series - Managed Risk Funds - Page 62

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

•	The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;
•	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
American Funds Insurance Series - Managed Risk Funds - Page 63

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

•	The selective payment default on a specific class or currency of debt;
•	The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American Funds Insurance Series - Managed Risk Funds - Page 64

Description of commercial paper ratings

Moody’s

Commercial paper ratings (highest three ratings)

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

American Funds Insurance Series - Managed Risk Funds - Page 65

American Funds Insurance Series®
Global Growth FundSM
Investment portfolio
December 31, 2014
Common stocks 94.45% Health care 19.43%	Shares	Value (000)
Vertex Pharmaceuticals Inc.[1]	1,693,000	$201,128
Novo Nordisk A/S, Class B2	4,401,000	186,213
Regeneron Pharmaceuticals, Inc.[1]	314,600	129,065
UnitedHealth Group Inc.	960,000	97,046
Merck & Co., Inc.	1,544,000	87,684
Express Scripts Holding Co.[1]	770,000	65,196
Bristol-Myers Squibb Co.	929,600	54,874
Novartis AG2	580,000	53,341
Bayer AG2	349,300	47,753
Hologic, Inc.[1]	1,613,000	43,132
Roche Holding AG2	110,000	29,814
Grifols, SA, Class B (ADR)	708,000	24,065
UCB SA2	210,374	15,965
Edwards Lifesciences Corp.[1]	94,000	11,974
DaVita HealthCare Partners Inc.[1]	144,000	10,907
Merck KGaA[2]	99,358	9,426
Boston Scientific Corp.[1]	550,000	7,287
Gilead Sciences, Inc.[1]	75,000	7,070
		1,081,940
Information technology 18.67%
ASML Holding NV (New York registered)	647,176	69,785
ASML Holding NV2	624,897	66,949
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	23,380,000	103,170
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	480,000	10,742
Google Inc., Class A1	107,700	57,152
Google Inc., Class C1	107,700	56,693
Alcatel-Lucent[1,2]	22,539,144	80,018
Visa Inc., Class A	263,300	69,037
Microsoft Corp.	1,202,000	55,833
Nintendo Co., Ltd.[2]	535,000	55,758
Alibaba Group Holding Ltd. (ADR)[1]	476,150	49,491
ASM Pacific Technology Ltd.[2]	3,900,000	37,077
Wirecard AG2	825,662	36,420
Avago Technologies Ltd.	310,000	31,183
Murata Manufacturing Co., Ltd.[2]	285,000	31,132
LinkedIn Corp., Class A1	130,000	29,862
Tencent Holdings Ltd.[2]	1,800,000	25,827
salesforce.com, inc.[1]	425,000	25,207
MercadoLibre, Inc.	180,000	22,981
TE Connectivity Ltd.	347,500	21,979
Naver Corp.[2]	28,500	18,412
Infosys Ltd.[2]	540,000	16,795
AAC Technologies Holdings Inc.[2]	2,960,000	15,730
VeriSign, Inc.[1]	240,000	13,680
TDK Corp.[2]	167,000	9,840
Infineon Technologies AG2	880,000	9,434
American Funds Insurance Series — Global Growth Fund — Page 1 of 147

Common stocks Information technology (continued)	Shares	Value (000)
Rackspace Hosting, Inc.[1]	196,900	$9,217
Texas Instruments Inc.	155,000	8,287
OMRON Corp.[2]	51,000	2,286
		1,039,977
Consumer discretionary 18.12%
Amazon.com, Inc.[1]	508,900	157,937
Home Depot, Inc.	1,161,000	121,870
Priceline Group Inc.[1]	104,000	118,582
Walt Disney Co.	683,705	64,398
Toyota Motor Corp.[2]	950,000	59,243
Liberty Global PLC, Class C1	816,465	39,443
Liberty Global PLC, Class A1	327,449	16,440
Industria de Diseño Textil, SA2	1,460,000	41,833
HUGO BOSS AG2	335,500	41,191
Swatch Group Ltd, non-registered shares[2]	64,530	28,654
Swatch Group Ltd[2]	135,500	11,720
CBS Corp., Class B	702,500	38,876
ASOS PLC[1,2]	747,299	29,678
Dixons Carphone PLC[2]	3,800,000	27,370
Publicis Groupe SA2	371,135	26,582
Navitas Ltd.[2]	5,950,000	24,423
Burberry Group PLC[2]	860,000	21,791
NIKE, Inc., Class B	226,000	21,730
Time Warner Inc.	246,000	21,013
TOD’S SpA[2]	194,000	16,835
MGM Resorts International[1]	735,000	15,714
Christian Dior SA2	69,000	11,789
Naspers Ltd., Class N2	87,300	11,240
Dufry AG1,2	74,115	10,987
Nokian Renkaat Oyj[2]	306,180	7,500
Carnival Corp., units	149,028	6,756
Suzuki Motor Corp.[2]	195,000	5,862
Honda Motor Co., Ltd.[2]	196,500	5,714
Arcos Dorados Holdings Inc., Class A	740,000	4,003
		1,009,174
Financials 14.09%
Moody’s Corp.	1,651,000	158,182
JPMorgan Chase & Co.	1,145,000	71,654
ORIX Corp.[2]	4,990,000	62,380
AIA Group Ltd.[2]	11,202,500	61,686
Bankia, SA1,2	29,520,000	43,764
HSBC Holdings PLC (GBP denominated)[2]	4,320,228	40,828
ICICI Bank Ltd.[2]	6,625,000	36,797
BNP Paribas SA2	500,000	29,382
Prudential PLC[2]	1,272,434	29,281
AEON Financial Service Co., Ltd.[2]	1,365,000	26,685
AXA SA2	1,080,630	24,959
East West Bancorp, Inc.	630,000	24,387
Deutsche Bank AG2	725,777	21,937
CME Group Inc., Class A	239,700	21,249
Sumitomo Mitsui Trust Holdings, Inc.[2]	4,881,000	18,628
ACE Ltd.	160,000	18,381
Sumitomo Mitsui Financial Group, Inc.[2]	462,000	16,693
American Funds Insurance Series — Global Growth Fund — Page 2 of 147

Common stocks Financials (continued)	Shares	Value (000)
Bankinter, SA2	2,030,000	$16,187
Housing Development Finance Corp. Ltd.[2]	850,000	15,207
Berkshire Hathaway Inc., Class A1	60	13,560
Shinsei Bank, Ltd.[2]	6,401,000	11,175
BDO Unibank, Inc.[2]	3,981,333	9,738
Tokio Marine Holdings, Inc.[2]	247,000	8,021
Allianz SE2	21,750	3,614
		784,375
Industrials 9.21%
AA PLC[1,2]	12,217,000	66,850
Geberit AG2	150,000	50,975
KONE Oyj, Class B2	880,000	39,968
Airbus Group NV2	645,000	32,035
United Technologies Corp.	259,000	29,785
Rolls-Royce Holdings PLC[1,2]	2,150,000	28,963
Adecco SA2	417,000	28,566
Ryanair Holdings PLC (ADR)[1]	382,500	27,261
Deere & Co.	300,000	26,541
United Continental Holdings, Inc.[1]	385,000	25,753
Boeing Co.	190,000	24,696
International Consolidated Airlines Group, SA (CDI)[1,2]	3,070,000	22,943
American Airlines Group Inc.	390,000	20,916
Fastenal Co.	405,000	19,262
ASSA ABLOY AB, Class B2	310,000	16,382
Caterpillar Inc.	160,000	14,645
IDEX Corp.	180,000	14,011
Masco Corp.	480,000	12,096
Komatsu Ltd.[2]	425,700	9,438
Waste Management, Inc.	35,800	1,837
		512,923
Consumer staples 6.68%
Associated British Foods PLC[2]	1,590,000	77,251
Nestlé SA2	780,000	57,175
Colgate-Palmolive Co.	632,000	43,728
Orion Corp.[2]	43,000	39,548
ITC Ltd.[2]	4,629,975	26,957
Pernod Ricard SA2	218,739	24,253
PepsiCo, Inc.	201,000	19,007
Alimentation Couche-Tard Inc., Class B	453,000	18,985
Shiseido Co., Ltd.[2]	1,260,000	17,644
British American Tobacco PLC[2]	288,000	15,648
Procter & Gamble Co.	125,000	11,386
Coca-Cola HBC AG (CDI)[2]	444,107	8,450
Seven & i Holdings Co., Ltd.[2]	184,000	6,637
SABMiller PLC[2]	100,000	5,175
		371,844
Materials 2.93%
First Quantum Minerals Ltd.	2,669,400	37,934
Linde AG2	110,000	20,517
Rio Tinto PLC[2]	410,000	18,890
Glencore PLC[2]	4,000,000	18,411
Axalta Coating Systems Ltd.[1]	666,700	17,347
American Funds Insurance Series — Global Growth Fund — Page 3 of 147

Common stocks Materials (continued)	Shares	Value (000)
Northam Platinum Ltd.[1,2]	5,196,035	$16,406
Dow Chemical Co.	355,000	16,192
FMC Corp.	252,000	14,372
Monsanto Co.	24,800	2,963
		163,032
Energy 2.68%
Oil Search Ltd.[2]	4,986,113	32,214
Royal Dutch Shell PLC, Class B2	480,000	16,490
Royal Dutch Shell PLC, Class B (ADR)	150,000	10,434
Canadian Natural Resources, Ltd.	700,000	21,642
Enbridge Inc.	396,030	20,364
EOG Resources, Inc.	220,000	20,255
China Petroleum & Chemical Corp., Class H2	17,950,000	14,533
Schlumberger Ltd.	65,000	5,552
Pacific Rubiales Energy Corp.	769,600	4,763
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	274,700	2,082
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	133,000	971
		149,300
Telecommunication services 1.31%
SoftBank Corp.[2]	784,000	46,657
TalkTalk Telecom Group PLC[2]	5,625,000	26,431
		73,088
Utilities 0.49%
ENN Energy Holdings Ltd.[2]	3,720,000	21,037
National Grid PLC[2]	159,000	2,267
EDP - Energias de Portugal, SA2	564,000	2,181
Snam SPA[2]	400,000	1,973
		27,458
Miscellaneous 0.84%
Other common stocks in initial period of acquisition		46,641
Total common stocks (cost: $3,872,317,000)		5,259,752
Preferred securities 0.07% Miscellaneous 0.07%
Other preferred securities in initial period of acquisition		3,641
Total preferred securities (cost: $10,355,000)		3,641
Bonds, notes & other debt instruments 0.64% U.S. Treasury bonds & notes 0.64% U.S. Treasury 0.64%	Principal amount (000)
U.S. Treasury 0.25% 2015	$8,175	8,182
U.S. Treasury 0.25% 2015	2,600	2,600
U.S. Treasury 4.00% 2015	24,925	25,043
Total bonds, notes & other debt instruments (cost: $35,814,000)		35,825
American Funds Insurance Series — Global Growth Fund — Page 4 of 147

Short-term securities 4.63%	Principal amount (000)	Value (000)
Fannie Mae 0.08%–0.11% due 5/1/2015–5/18/2015	$30,900	$30,891
Federal Home Loan Bank 0.05%–0.12% due 1/16/2015–5/6/2015	42,000	41,998
General Electric Co. 0.10% due 1/2/2015	11,000	11,000
Microsoft Corp. 0.10% due 2/10/2015[3]	24,300	24,297
Nordea Bank AB 0.18% due 1/8/2015[3]	38,400	38,399
Province of Ontario 0.10% due 2/13/2015	15,000	14,999
Siemens Capital Co. LLC 0.11% due 1/5/2015[3]	10,000	10,000
Sumitomo Mitsui Banking Corp. 0.12%–0.22% due 1/13/2015–1/16/2015[3]	61,100	61,096
Svenska Handelsbanken Inc. 0.18% due 2/23/2015[3]	20,000	19,995
Toronto-Dominion Holdings USA Inc. 0.14% due 1/16/2015[3]	5,000	5,000
Total short-term securities (cost: $257,667,000)		257,675
Total investment securities 99.79% (cost: $4,176,153,000)		5,556,893
Other assets less liabilities 0.21%		11,952
Net assets 100.00%		$5,568,845
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,548,710,000, which represented 45.77% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $158,787,000, which represented 2.85% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GBP = British pounds
American Funds Insurance Series — Global Growth Fund — Page 5 of 147

Global Small Capitalization FundSM
Investment portfolio
December 31, 2014
Common stocks 93.16% Consumer discretionary 20.05%	Shares	Value (000)
Netflix, Inc.[1]	304,000	$103,849
Lions Gate Entertainment Corp.	2,844,500	91,081
Domino’s Pizza, Inc.	512,000	48,215
Paddy Power PLC[2]	523,300	43,560
Penske Automotive Group, Inc.	812,000	39,845
Melco Crown Entertainment Ltd. (ADR)	1,432,000	36,373
Cedar Fair, LP	687,000	32,859
zooplus AG, non-registered shares[1,2,3]	357,716	28,557
John Wiley & Sons, Inc., Class A	347,500	20,586
Five Below, Inc.[1]	489,390	19,982
Hankook Tire Co., Ltd.[1,2]	418,940	19,932
Brinker International, Inc.	325,000	19,074
Melco International Development Ltd.[2]	8,216,000	17,987
Ted Baker PLC[2]	517,162	17,747
Entertainment One Ltd.[2]	3,485,300	17,423
Group 1 Automotive, Inc.	180,000	16,132
Eros International PLC, Class A1	759,296	16,067
Chow Sang Sang Holdings International Ltd.[2]	5,598,300	14,670
Home Inns & Hotels Management Inc. (ADR)[1]	475,250	14,267
Rightmove PLC[2]	361,000	12,568
NagaCorp Ltd.[2]	14,382,000	11,720
Hathway Cable and Datacom Ltd.[1,2,4]	2,350,000	11,597
Stella International Holdings Ltd.[2]	4,230,167	11,154
L’Occitane International SA2	4,295,000	10,808
Lands’ End, Inc.[1]	200,000	10,792
Inchcape PLC[2]	959,300	10,737
China Lodging Group, Ltd. (ADR)[1]	379,000	9,960
OSIM International Ltd[2]	6,282,000	9,354
Tesla Motors, Inc.[1]	35,000	7,784
Toll Brothers, Inc.[1]	225,000	7,711
Mothercare PLC[2]	2,451,000	6,633
Daily Mail and General Trust PLC, Class A, nonvoting[2]	485,000	6,228
Playmates Toys Ltd.[2]	27,164,000	6,104
Intercontinental Hotels Group PLC[2]	149,530	5,992
PT Multipolar Tbk[2]	77,730,000	5,204
TravelCenters of America LLC[1]	400,000	5,048
Zhongsheng Group Holdings Ltd.[2]	5,067,500	4,570
American Axle & Manufacturing Holdings, Inc.[1]	202,000	4,563
START TODAY Co., Ltd.[2]	200,000	4,173
Brunello Cucinelli SpA[2]	178,865	4,010
SSI Group, Inc.[1,2]	18,000,000	3,988
Parkson Retail Asia Ltd.[2]	6,212,000	3,752
Cie. Plastic Omnium SA2	135,757	3,687
Sitoy Group Holdings Ltd.[2]	4,206,000	3,404
Poundland Group PLC[1,2]	621,264	3,161
Talwalkars Better Value Fitness Ltd.[2]	650,000	2,989
American Funds Insurance Series — Global Small Capitalization Fund — Page 6 of 147

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Mood Media Corp.[1]	4,819,000	$2,281
Mood Media Corp. (CDI)[1]	1,335,000	632
GVC Holdings PLC[2]	374,748	2,810
SeaWorld Entertainment, Inc.	156,100	2,794
I.T Limited[2]	9,630,000	2,776
POLYTEC Holding AG, non-registered shares[2]	364,350	2,741
Dick Smith Holdings Ltd.[2]	1,363,670	2,312
PT Astra Otoparts Tbk[2]	6,431,000	2,182
Delticom AG2	83,000	1,900
Ripley Corp SA	3,750,000	1,817
Phorm Corp. Ltd.[1,2]	10,260,000	1,659
Golden Eagle Retail Group Ltd.[2]	1,442,000	1,616
William Hill PLC[2]	205,200	1,154
China Zenix Auto International Ltd. (ADR)[1]	428,500	613
zulily, inc., Class A1	25,200	590
PT Global Mediacom Tbk[2]	3,025,000	348
Five Star Travel Corp.[1,2,4]	219,739	47
Ten Alps PLC[1,2]	2,600,000	21
		834,190
Health care 18.79%
Synageva BioPharma Corp.[1]	1,326,100	123,049
bluebird bio, Inc.[1]	1,144,159	104,942
athenahealth, Inc.[1]	396,600	57,785
Endo International PLC[1]	798,824	57,611
Illumina, Inc.[1]	289,100	53,362
BioMarin Pharmaceutical Inc.[1]	516,800	46,719
Hikma Pharmaceuticals PLC[2]	1,424,000	43,669
Myriad Genetics, Inc.[1]	1,274,898	43,423
Ultragenyx Pharmaceutical Inc.[1]	836,206	36,693
Kite Pharma, Inc.[1,5]	343,739	19,823
Kite Pharma, Inc.[1]	168,000	9,689
Novadaq Technologies Inc.[1]	1,505,700	25,025
GW Pharmaceuticals PLC (ADR)[1]	358,950	24,294
Team Health Holdings, Inc.[1]	330,745	19,028
Lijun International Pharmaceutical (Holding) Co., Ltd.[2]	34,730,000	15,918
NuVasive, Inc.[1]	277,400	13,082
Insulet Corp.[1]	255,033	11,747
Fisher & Paykel Healthcare Corp. Ltd.[2]	2,151,385	10,469
Genomma Lab Internacional, SAB de CV, Series B1	5,400,000	10,270
Orexigen Therapeutics, Inc.[1]	1,532,176	9,285
Teleflex Inc.	60,200	6,912
Mauna Kea Technologies SA1,2,3	881,400	6,123
PT Siloam International Hospitals Tbk[1,2]	5,128,200	5,674
Glenmark Pharmaceuticals Ltd.[2]	372,345	4,528
Ocular Therapeutix, Inc.[1]	186,000	4,375
Pharmstandard OJSC (GDR)[1,2]	706,865	4,253
CONMED Corp.	93,000	4,181
Hologic, Inc.[1]	140,000	3,743
Circassia Pharmaceuticals PLC[1,2]	815,000	3,519
EOS imaging SA1,2	380,000	2,400
QRxPharma Ltd.[1,2]	4,129,927	70
		781,661
American Funds Insurance Series — Global Small Capitalization Fund — Page 7 of 147

Common stocks Information technology 14.64%	Shares	Value (000)
TriQuint Semiconductor, Inc.[1]	4,084,978	$112,541
Palo Alto Networks, Inc.[1]	523,200	64,129
AAC Technologies Holdings Inc.[2]	11,687,100	62,108
Semiconductor Manufacturing International Corp.[1,2]	358,447,500	32,738
Topcon Corp.[2]	1,306,310	27,850
Hamamatsu Photonics KK2	480,300	22,951
Kakaku.com, Inc.[2]	1,510,500	21,716
National Instruments Corp.	625,000	19,431
Cray Inc.[1]	469,700	16,195
Cognex Corp.	290,000	11,986
Itron, Inc.[1]	267,000	11,291
Goldpac Group Ltd.[2]	16,280,000	11,149
Spectris PLC[2]	340,000	11,086
Cypress Semiconductor Corp.[1]	745,000	10,639
OBIC Co., Ltd.[2]	292,300	9,378
RIB Software AG2	699,167	9,196
Atmel Corp.[1]	997,980	8,378
VTech Holdings Ltd.[2]	570,000	8,156
Silicon Laboratories Inc.[1]	170,000	8,095
Delta Electronics (Thailand) PCL[2]	3,667,800	7,850
Veeco Instruments Inc.[1]	224,922	7,845
Persistent Systems Ltd.[2]	278,600	7,327
iDreamSky Technology Ltd., Class A (ADR)[1]	429,000	7,327
Halma PLC[2]	682,500	7,276
Suprema Inc.[1,2]	310,000	7,106
Knowles Corp.[1]	300,000	7,065
JDS Uniphase Corp.[1]	410,600	5,633
Inphi Corp.[1]	296,639	5,482
RF Micro Devices, Inc.[1]	320,000	5,309
Semtech Corp.[1]	191,000	5,266
CDW Corp.	140,000	4,924
Jay Mart PCL[2]	15,621,250	4,773
FireEye, Inc.[1]	146,200	4,617
Finisar Corp.[1]	233,000	4,523
QIWI PLC, Class B (ADR)	210,800	4,256
Ixia[1]	340,000	3,825
SciQuest, Inc.[1]	262,744	3,797
ON Semiconductor Corp.[1]	370,000	3,748
Domino Printing Sciences PLC[2]	365,000	3,731
Alten SA, non-registered shares[2]	85,500	3,656
Zebra Technologies Corp., Class A1	42,900	3,321
Taiyo Yuden Co., Ltd.[2]	240,000	2,806
M/A-COM Technology Solutions Holdings, Inc.[1]	78,415	2,453
Tangoe, Inc.[1]	185,975	2,423
Pandora Media, Inc.[1]	135,000	2,407
Remark Media, Inc.[1]	250,952	1,122
China High Precision Automation Group Ltd.[1,2]	5,500,000	71
		608,952
Industrials 13.81%
International Container Terminal Services, Inc.[2]	34,610,000	88,650
AA PLC[1,2]	6,770,800	37,049
Intertek Group PLC[2]	955,000	34,618
ITT Corp.	801,000	32,408
Moog Inc., Class A1	432,100	31,988
American Funds Insurance Series — Global Small Capitalization Fund — Page 8 of 147

Common stocks Industrials (continued)	Shares	Value (000)
Polypore International, Inc.[1]	672,000	$31,618
JVM Co., Ltd.[1,2,3]	411,500	22,472
Northgate PLC[2]	1,838,270	17,391
Rotork PLC[2]	405,000	14,574
Carborundum Universal Ltd.[2]	5,090,000	14,386
Alliance Global Group, Inc.[2]	23,370,000	11,664
Gujarat Pipavav Port Ltd.[1,2]	3,420,397	11,154
Clean Harbors, Inc.[1]	229,000	11,003
PT AKR Corporindo Tbk[2]	32,680,000	10,834
BTS Rail Mass Transit Growth Infrastructure Fund[2]	35,979,200	10,821
J. Kumar Infraprojects Ltd.[2]	1,300,000	10,572
Amara Raja Batteries Ltd.[2]	810,712	10,542
Orient Overseas (International) Ltd.[2]	1,698,000	9,886
Orbital Sciences Corp.[1]	350,000	9,412
PARK24 Co., Ltd.[2]	621,600	9,154
Johnson Electric Holdings Ltd.[2]	2,378,000	8,735
NORMA Group SE, non-registered shares[2]	180,718	8,624
Waste Connections, Inc.	194,600	8,560
Summit Ascent Holdings Ltd.[1,2]	16,730,000	8,124
MonotaRO Co., Ltd.[2]	400,700	8,039
BELIMO Holding AG2	3,450	8,017
KEYW Holding Corp.[1]	750,000	7,785
Pegasus Hava Tasimaciligi AS1,2	541,000	7,631
Cebu Air, Inc.[2]	3,850,000	7,350
PayPoint PLC[2]	520,000	7,255
Bossard Holding AG2	55,562	6,057
Advisory Board Co.[1]	115,000	5,633
Geberit AG2	16,500	5,607
CJ Korea Express Co., Ltd.[1,2]	24,500	4,338
Boer Power Holdings Ltd.[2]	4,687,000	4,181
CIMC Enric Holdings Ltd.[2]	5,016,000	3,967
Okabe Co., Ltd.[2]	386,000	3,505
Landstar System, Inc.	46,600	3,380
Frigoglass SAIC[1,2]	1,626,030	3,285
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	880,000	3,162
China Shipping Container Lines Co., Ltd., Class H1,2	8,865,000	2,796
Pfeiffer Vacuum Technology AG, non-registered shares[2]	32,000	2,656
TD Power Systems Ltd.[2]	343,200	2,452
Globaltrans Investment PLC (GDR)[2]	465,000	2,361
National Express Group PLC[2]	591,000	2,271
Chart Industries, Inc.[1]	64,900	2,220
Shun Tak Holdings Ltd.[2]	4,714,000	2,174
COSCO Pacific Ltd.[2]	1,500,000	2,125
Avianca Holdings SA, preferred, restricted-voting (ADR)	166,600	1,954
		574,440
Financials 6.45%
SVB Financial Group[1]	257,600	29,900
Kemper Corp.	595,000	21,485
Old Republic International Corp.	1,450,000	21,214
K. Wah International Holdings Ltd.[2]	39,420,410	20,870
Avanza Bank Holding AB2	602,547	19,940
Chailease Holding Co. Ltd.[2]	6,622,000	16,421
Shriram Transport Finance Co. Ltd.[2]	919,257	16,120
Ocwen Financial Corp.[1]	809,000	12,216
American Funds Insurance Series — Global Small Capitalization Fund — Page 9 of 147

Common stocks Financials (continued)	Shares	Value (000)
ING Vysya Bank Ltd.[2]	838,954	$11,548
Altisource Residential Corp.	451,407	8,757
Starwood Property Trust, Inc.	360,000	8,366
Endurance Specialty Holdings Ltd.	110,000	6,582
EFG International AG2	562,925	6,551
Tune Ins Holdings Bhd.[2]	13,112,000	6,321
LSL Property Services PLC[2]	1,190,000	5,518
Signature Bank[1]	42,000	5,290
Bank of Ireland[1,2]	14,099,515	5,250
Springleaf Holdings, Inc.[1]	144,700	5,234
Golden Wheel Tiandi Holdings Co. Ltd.[2]	50,254,000	5,182
Mahindra Lifespace Developers Ltd.[2]	681,356	5,078
Texas Capital Bancshares, Inc.[1]	91,600	4,977
City National Corp.	58,900	4,760
Crédito Real, SAB de CV	2,109,422	4,519
Airesis SA1,2,3	3,231,392	4,233
Cathay General Bancorp, Inc.	155,000	3,966
Altisource Asset Management Corp.[1]	9,620	2,983
Lai Sun Development Co. Ltd.[2]	118,000,000	2,659
Inversiones La Construcción SA	157,000	1,903
Bao Viet Holdings[2]	351,607	526
		268,369
Materials 4.41%
PolyOne Corp.	720,168	27,302
AptarGroup, Inc.	345,500	23,093
OM Group, Inc.	735,000	21,903
Yingde Gases Group Co. Ltd.[2]	16,410,000	11,477
Lundin Mining Corp.[1]	2,285,000	11,250
Silgan Holdings Inc.	194,000	10,398
Time Technoplast Ltd.[2,3]	11,888,000	9,979
FUCHS PETROLUB SE2	246,000	9,387
Sirius Minerals PLC[1,2]	44,159,510	7,221
Greatview Aseptic Packaging Co. Ltd.[2]	13,852,000	7,131
CPMC Holdings Ltd.[2]	12,800,000	6,909
United States Steel Corp.	207,600	5,551
Lenzing AG2	82,000	5,201
Stillwater Mining Co.[1]	294,900	4,347
Arkema SA2	56,300	3,734
Synthomer PLC[2]	900,000	3,290
Mayr-Melnhof Karton AG, non-registered shares[2]	27,300	2,833
Kenmare Resources PLC[1,2]	54,706,150	2,759
Nampak Ltd.[2]	582,849	2,193
Sylvania Platinum Ltd. (CDI)[1,2,3]	15,000,000	1,955
Hummingbird Resources PLC[1,2]	3,475,000	1,843
Huntsman Corp.	68,600	1,563
Yip’s Chemical Holdings Ltd.[2]	1,182,000	718
Indochine Mining Ltd.[1,2,3]	73,199,466	717
Rusoro Mining Ltd.[1]	25,530,432	440
Sundance Resources Ltd.[1,2]	19,500,000	392
Orsu Metals Corp.[1]	588,231	15
African Minerals Ltd.[1,2]	3,987,000	—
		183,601
American Funds Insurance Series — Global Small Capitalization Fund — Page 10 of 147

Common stocks Energy 4.14%	Shares	Value (000)
InterOil Corp.[1]	1,184,235	$57,779
Amerisur Resources PLC[1,2]	27,117,360	18,672
Ophir Energy PLC[1,2]	7,981,562	17,331
Veresen Inc.	680,000	10,746
C&J Energy Services, Inc.[1]	802,000	10,594
Memorial Resource Development Corp.[1]	477,700	8,613
Exillon Energy PLC[1,2]	3,546,000	8,279
Lekoil Ltd. (CDI)[1,2]	16,491,600	7,169
Victoria Oil & Gas PLC[1,2,3]	6,966,560	7,018
Genel Energy PLC[1,2]	400,600	4,288
Circle Oil PLC[1,2]	22,687,000	4,196
Oasis Petroleum Inc.[1]	224,000	3,705
Cairn Energy PLC[1,2]	1,205,000	3,308
Providence Resources PLC[1,2]	2,490,250	3,301
Canadian Overseas Petroleum Ltd.[1,3]	19,225,000	1,655
Canadian Overseas Petroleum Ltd. (GBP denominated)[1,2,3]	6,050,000	448
Tethys Petroleum Ltd.[1]	8,112,100	1,536
Tethys Petroleum Ltd. (GBP denominated)[1,2]	1,963,450	368
International Petroleum Ltd.[1,2]	54,894,353	999
Prosafe SE2	240,000	734
Borders & Southern Petroleum PLC[1,2]	7,028,100	710
Range Resources Ltd.[1,2]	67,000,000	668
African Petroleum Corp. Ltd.[1,2]	3,363,637	117
Esrey Energy Ltd.[1]	825,000	39
Wildhorse Energy Ltd.[1,2,3]	540,900	23
Wildhorse Energy Ltd. (CDI)[1,2,3]	240,859	11
		172,307
Consumer staples 3.28%
Puregold Price Club, Inc.[1,2]	37,418,000	32,071
COSMOS Pharmaceutical Corp.[2]	124,500	17,007
Petra Foods Ltd.[2]	4,800,000	13,755
Hypermarcas SA, ordinary nominative[1]	1,853,800	11,612
PZ Cussons PLC[2]	2,105,000	9,984
Super Group Ltd.[2]	11,464,000	9,868
Sprouts Farmers Market, Inc.[1]	204,926	6,963
Wumart Stores, Inc., Class H2	7,895,000	6,742
Treasury Wine Estates Ltd.[2]	1,245,400	4,845
Coca-Cola Icecek AS, Class C2	191,100	4,132
Sundrug Co., Ltd.[2]	97,500	3,946
Kernel Holding SA1,2	493,041	3,913
Stock Spirits Group PLC[2]	1,053,100	3,601
O’Key Group SA (GDR)[2]	525,000	2,325
Del Monte Pacific Ltd.[2]	6,534,400	2,254
Convenience Retail Asia Ltd.[2]	2,850,000	1,836
Lenta Ltd. (GDR)[1,2]	240,000	1,622
		136,476
Utilities 2.03%
ENN Energy Holdings Ltd.[2]	9,515,700	53,812
Glow Energy PCL[2]	3,930,000	10,641
CT Environmental Group Ltd.[2]	5,986,000	6,121
Greenko Group PLC[1,2]	2,280,000	5,078
Ratchaburi Electricity Generating Holding PCL[2]	2,300,000	4,105
American Funds Insurance Series — Global Small Capitalization Fund — Page 11 of 147

Common stocks Utilities (continued)	Shares	Value (000)
Energy World Corp. Ltd.[1,2]	10,560,000	$2,539
Mytrah Energy Ltd.[1,2]	1,700,000	2,008
		84,304
Telecommunication services 0.63%
Telephone and Data Systems, Inc.	634,830	16,029
Total Access Communication PCL[2]	1,602,200	4,679
Level 3 Communications, Inc.[1]	87,500	4,321
Hutchison Telecommunications Hong Kong Holdings Ltd.[2]	3,200,000	1,353
		26,382
Miscellaneous 4.93%
Other common stocks in initial period of acquisition		205,254
Total common stocks (cost: $2,953,292,000)		3,875,936
Rights & warrants 0.00% Energy 0.00%
Canadian Overseas Petroleum Ltd., warrants, expire 2017[1,2,3]	2,555,000	44
Range Resources Ltd., warrants, expire 2016[1,2]	33,500,000	21
Wildhorse Energy Ltd., rights, expire 2015[1,2,3]	2,704,500	11
Wildhorse Energy Ltd., rights, expire 2015 (GBP denominated)[1,2,3]	1,204,295	7
		83
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		53
Total rights & warrants (cost: $506,000)		136
Convertible stocks 0.12% Health care 0.12%
Stem CentRx, Inc., Series F-1, convertible preferred[2,5]	274,000	4,961
Total convertible stocks (cost: $3,307,000)		4,961
Bonds, notes & other debt instruments 0.25% U.S. Treasury bonds & notes 0.25% U.S. Treasury 0.25%	Principal amount (000)
U.S. Treasury 0.25% 2015	$4,300	4,303
U.S. Treasury 4.00% 2015	5,800	5,827
Total bonds, notes & other debt instruments (cost: $10,126,000)		10,130
Short-term securities 6.53%
Abbott Laboratories 0.10% due 2/2/2015[4]	20,000	19,999
American Honda Finance Corp. 0.11% due 1/9/2015	27,000	26,999
ExxonMobil Corp. 0.14% due 3/2/2015	5,000	4,999
Federal Home Loan Bank 0.11% due 5/15/2015	5,210	5,208
Freddie Mac 0.09% due 2/25/2015	16,200	16,200
General Electric Co. 0.10% due 1/2/2015	6,100	6,100
John Deere Capital Corp. 0.12% due 2/12/2015[4]	19,600	19,596
Nordea Bank AB 0.23% due 5/19/2015[4]	15,000	14,988
American Funds Insurance Series — Global Small Capitalization Fund — Page 12 of 147

Short-term securities	Principal amount (000)	Value (000)
Province of Ontario 0.10% due 2/13/2015	$20,000	$19,998
Québec (Province of) 0.06% due 1/8/2015[4]	18,900	18,900
Sumitomo Mitsui Banking Corp. 0.12%–0.22% due 1/13/2015–1/16/2015[4]	39,000	38,997
Toronto-Dominion Holdings USA Inc. 0.16% due 1/22/2015[4]	30,000	29,998
Victory Receivables Corp. 0.16%–0.19% due 1/12/2015–1/28/2015[4]	49,700	49,696
Total short-term securities (cost: $271,673,000)		271,678
Total investment securities 100.06% (cost: $3,238,904,000)		4,162,841
Other assets less liabilities (0.06)%		(2,297)
Net assets 100.00%		$4,160,544
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,668,893,000, which represented 40.11% of the net assets of the fund. This amount includes $1,650,402,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $203,818,000, which represented 4.90% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Stem CentRx, Inc., Series F-1, convertible preferred	6/10/2014	$3,307	$4,961.12%
Kite Pharma, Inc.	4/24/2014-6/24/2014	5,259	19,823.48
Total private placement securities		$8,566	$24,784.60%

Key to abbreviations and symbols
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
A$ = Australian dollars
€ = Euros
GBP = British pounds
¥ = Japanese yen
American Funds Insurance Series — Global Small Capitalization Fund — Page 13 of 147

Growth FundSM
Investment portfolio
December 31, 2014
Common stocks 95.50% Consumer discretionary 18.78%	Shares	Value (000)
Amazon.com, Inc.[1]	2,648,216	$821,874
Home Depot, Inc.	6,320,000	663,410
Comcast Corp., Class A	9,555,000	554,286
Twenty-First Century Fox, Inc., Class A	9,540,000	366,384
Tiffany & Co.	2,389,000	255,289
Johnson Controls, Inc.	3,099,100	149,810
NIKE, Inc., Class B	1,530,000	147,109
MGM Resorts International[1]	5,718,800	122,268
Lowe’s Companies, Inc.	1,546,000	106,365
Starbucks Corp.	1,255,000	102,973
Norwegian Cruise Line Holdings Ltd.[1]	2,000,000	93,520
Carnival Corp., units	1,886,700	85,524
Charter Communications, Inc., Class A1	500,000	83,310
Walt Disney Co.	750,000	70,642
Luxottica Group SpA[2]	1,164,000	63,726
Toll Brothers, Inc.[1]	1,767,290	60,565
L’Occitane International SA2	23,700,000	59,638
Expedia, Inc.	693,000	59,154
Hyatt Hotels Corp., Class A1	858,751	51,705
Ralph Lauren Corp., Class A	273,000	50,549
Toyota Motor Corp.[2]	765,000	47,706
Netflix, Inc.[1]	115,000	39,285
Tesla Motors, Inc.[1]	153,000	34,029
Wynn Macau, Ltd.[2]	11,400,000	31,782
CBS Corp., Class B	545,000	30,160
Chipotle Mexican Grill, Inc.[1]	38,500	26,354
Domino’s Pizza, Inc.	275,000	25,897
Priceline Group Inc.[1]	20,000	22,804
Wynn Resorts, Ltd.	126,140	18,765
Sturm, Ruger & Co., Inc.	522,800	18,105
Markit Ltd.[1]	500,000	13,215
		4,276,203
Information technology 18.78%
ASML Holding NV (New York registered)	3,444,016	371,368
ASML Holding NV2	1,808,186	193,723
Microsoft Corp.	11,590,000	538,355
Google Inc., Class C1	511,000	268,991
Google Inc., Class A1	423,000	224,469
Visa Inc., Class A	1,083,000	283,963
LinkedIn Corp., Class A1	1,235,000	283,692
Apple Inc.	2,500,000	275,950
Facebook, Inc., Class A1	3,282,685	256,115
Avago Technologies Ltd.	1,816,000	182,671
salesforce.com, inc.[1]	2,880,000	170,813
Nintendo Co., Ltd.[2]	1,114,960	116,203
American Funds Insurance Series — Growth Fund — Page 14 of 147

Common stocks Information technology (continued)	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	22,278,000	$98,307
Hexagon AB, Class B2	3,152,551	97,492
Dolby Laboratories, Inc., Class A	2,166,221	93,407
Wirecard AG2	1,923,972	84,866
Autodesk, Inc.[1]	1,365,000	81,982
Adobe Systems Inc.[1]	1,000,000	72,700
Trimble Navigation Ltd.[1]	2,565,500	68,088
MercadoLibre, Inc.	440,000	56,175
Amphenol Corp., Class A	1,015,000	54,617
Twitter, Inc.[1]	1,500,000	53,805
eBay Inc.[1]	907,000	50,901
Intuit Inc.	545,000	50,244
Finisar Corp.[1]	2,554,000	49,573
Murata Manufacturing Co., Ltd.[2]	380,000	41,509
Cisco Systems, Inc.	1,240,000	34,491
Cognizant Technology Solutions Corp., Class A1	588,000	30,964
TE Connectivity Ltd.	420,000	26,565
Rackspace Hosting, Inc.[1]	461,900	21,622
Texas Instruments Inc.	385,000	20,584
NetSuite Inc.[1]	185,000	20,196
		4,274,401
Health care 17.05%
Express Scripts Holding Co.[1]	4,668,208	395,257
Incyte Corp.[1]	5,340,000	390,407
UnitedHealth Group Inc.	3,510,000	354,826
Regeneron Pharmaceuticals, Inc.[1]	847,600	347,728
Vertex Pharmaceuticals Inc.[1]	2,680,000	318,384
Centene Corp.[1]	2,288,500	237,661
Hologic, Inc.[1]	7,913,000	211,594
Edwards Lifesciences Corp.[1]	1,285,400	163,734
Biogen Idec Inc.[1]	445,500	151,225
Agios Pharmaceuticals, Inc.[1]	1,255,126	140,624
Humana Inc.	947,000	136,018
Merck & Co., Inc.	2,220,000	126,074
Grifols, SA, Class B (ADR)	3,391,750	115,285
Grifols, SA, Class A, non-registered shares[2]	216,534	8,620
Myriad Genetics, Inc.[1]	3,480,000	118,529
Baxter International Inc.	1,397,119	102,395
Gilead Sciences, Inc.[1]	1,070,000	100,858
Intuitive Surgical, Inc.[1]	116,800	61,780
PerkinElmer, Inc.	1,195,000	52,257
Pharmacyclics, Inc.[1]	419,166	51,247
Abbott Laboratories	1,137,200	51,197
Quintiles Transnational Holdings Inc.[1]	740,000	43,564
Novartis AG2	470,000	43,225
Boston Scientific Corp.[1]	2,080,000	27,560
Bristol-Myers Squibb Co.	410,000	24,202
Roche Holding AG2	84,900	23,011
Intercept Pharmaceuticals, Inc.[1]	146,900	22,916
Novo Nordisk A/S, Class B2	470,000	19,887
Theravance, Inc.	1,300,000	18,395
American Funds Insurance Series — Growth Fund — Page 15 of 147

Common stocks Health care (continued)	Shares	Value (000)
HeartWare International, Inc.[1]	194,699	$14,297
InnovaCare Inc.[1,2,3]	2,843,000	9,240
		3,881,997
Financials 12.97%
Wells Fargo & Co.	10,751,096	589,375
Berkshire Hathaway Inc., Class A1	1,630	368,380
American Express Co.	3,000,000	279,120
Capital One Financial Corp.	2,580,000	212,979
Legal & General Group PLC[2]	45,158,246	173,445
Onex Corp.	2,523,500	146,527
American International Group, Inc.	2,333,300	130,688
JPMorgan Chase & Co.	2,053,720	128,522
American Tower Corp.	1,195,000	118,126
Arch Capital Group Ltd.[1]	1,800,000	106,380
ACE Ltd.	900,000	103,392
Goldman Sachs Group, Inc.	434,400	84,200
CME Group Inc., Class A	771,300	68,376
Leucadia National Corp.	2,589,740	58,062
Financial Engines, Inc.	1,365,000	49,891
FCB Financial Holdings, Inc., Class A1	1,890,000	46,569
Bank of America Corp.	2,140,000	38,285
Iron Mountain Inc.	963,453	37,247
Umpqua Holdings Corp.	2,041,280	34,722
MB Financial, Inc.	1,010,000	33,189
Legg Mason Partners Equity Fund	565,000	30,154
W. R. Berkley Corp.	550,000	28,193
First Republic Bank	495,000	25,799
PNC Financial Services Group, Inc.	233,600	21,311
Crown Castle International Corp.	265,000	20,855
Charles Schwab Corp.	590,000	17,812
		2,951,599
Industrials 9.20%
American Airlines Group Inc.	5,525,000	296,306
Boeing Co.	2,250,000	292,455
Oshkosh Corp.[4]	4,947,000	240,672
United Continental Holdings, Inc.[1]	3,200,700	214,095
Union Pacific Corp.	1,500,000	178,695
Rockwell Collins, Inc.	1,775,000	149,952
MTU Aero Engines AG2	1,057,696	92,351
Meggitt PLC[2]	10,934,373	87,402
Fastenal Co.	1,695,000	80,614
Grafton Group PLC, units[2]	7,866,000	77,860
Cummins Inc.	515,000	74,248
Robert Half International Inc.	1,100,000	64,218
General Dynamics Corp.	395,000	54,360
Airbus Group NV2	1,043,402	51,823
Precision Castparts Corp.	190,000	45,767
Caterpillar Inc.	490,000	44,850
TransDigm Group Inc.	150,000	29,452
Masco Corp.	722,000	18,194
		2,093,314
American Funds Insurance Series — Growth Fund — Page 16 of 147

Common stocks Energy 8.05%	Shares	Value (000)
Noble Energy, Inc.	4,510,000	$213,909
Concho Resources Inc.[1]	2,065,000	205,984
Suncor Energy Inc.	5,502,090	174,752
FMC Technologies, Inc.[1]	3,400,000	159,256
Pioneer Natural Resources Co.	935,000	139,175
Chesapeake Energy Corp.	6,350,000	124,269
Weatherford International PLC[1]	10,515,000	120,397
Plains GP Holdings, LP, Class A	3,471,872	89,158
Schlumberger Ltd.	900,000	76,869
Core Laboratories NV	561,198	67,535
Chevron Corp.	500,000	56,090
Peyto Exploration & Development Corp.	1,870,000	53,872
Royal Dutch Shell PLC, Class B (ADR)	760,100	52,873
EOG Resources, Inc.	572,400	52,701
Murphy Oil Corp.	956,000	48,297
Enbridge Inc.	570,712	29,346
Cobalt International Energy, Inc.[1]	3,215,000	28,581
Paramount Resources Ltd.[1]	1,170,000	28,318
Cimarex Energy Co.	250,000	26,500
Parsley Energy, Inc., Class A1	1,340,000	21,386
Tourmaline Oil Corp.[1]	547,000	18,221
Bonanza Creek Energy, Inc.[1]	582,600	13,982
Laricina Energy Ltd.[1,2,5]	1,403,000	13,163
Oil States International, Inc.[1]	260,000	12,714
Oceaneering International, Inc.	41,200	2,423
Africa Oil Corp. (SEK denominated)[1,2]	942,070	2,043
Africa Oil Corp.[1,5]	91,004	189
Africa Oil Corp.[1]	2,000	4
		1,832,007
Consumer staples 7.32%
Costco Wholesale Corp.	2,580,000	365,715
Coca-Cola Co.	4,670,000	197,168
Philip Morris International Inc.	2,280,000	185,706
PepsiCo, Inc.	1,715,000	162,171
Kerry Group PLC, Class A2	2,000,000	137,992
CVS/Caremark Corp.	1,090,000	104,978
Nu Skin Enterprises, Inc., Class A	2,000,000	87,400
Sprouts Farmers Market, Inc.[1]	2,530,000	85,969
Walgreens Boots Alliance, Inc.	875,000	66,675
Herbalife Ltd.	1,704,594	64,263
Glanbia PLC[2]	3,314,077	50,886
Diageo PLC[2]	1,724,726	49,467
TreeHouse Foods, Inc.[1]	472,766	40,436
Raia Drogasil SA, ordinary nominative	4,000,000	38,146
Procter & Gamble Co.	315,000	28,693
		1,665,665
Materials 2.17%
Potash Corp. of Saskatchewan Inc.	4,000,000	141,280
James Hardie Industries PLC (CDI)[2]	11,204,855	119,307
Nucor Corp.	1,250,000	61,313
HudBay Minerals Inc.	5,617,200	48,929
First Quantum Minerals Ltd.	3,429,400	48,734
Mosaic Co.	660,000	30,129
American Funds Insurance Series — Growth Fund — Page 17 of 147

Common stocks Materials (continued)	Shares	Value (000)
FMC Corp.	397,400	$22,664
Dow Chemical Co.	475,000	21,665
		494,021
Telecommunication services 0.19%
Orange[2]	1,589,000	27,023
T-Mobile US, Inc.[1]	650,000	17,511
		44,534
Utilities 0.17%
Exelon Corp.	1,025,000	38,007
KGen Power Corp.[1,2,4,5]	3,166,128	886
		38,893
Miscellaneous 0.82%
Other common stocks in initial period of acquisition		186,562
Total common stocks (cost: $14,434,935,000)		21,739,196
Preferred securities 0.00% Miscellaneous 0.00%
Other preferred securities in initial period of acquisition		827
Total preferred securities (cost: $2,353,000)		827
Rights & warrants 0.08% Energy 0.08%
Kinder Morgan, Inc., warrants, expire 2017[1]	4,088,400	17,417
Total rights & warrants (cost: $17,736,000)		17,417
Short-term securities 4.47%	Principal amount (000)
Apple Inc. 0.11% due 1/9/2015[3]	$ 18,500	18,500
Caterpillar Financial Services Corp. 0.12% due 2/19/2015	50,000	49,989
Chariot Funding, LLC 0.17%–0.20% due 4/27/2015–4/29/2015[3]	54,000	53,965
Coca-Cola Co. 0.25% due 7/13/2015[3]	55,000	54,935
Fannie Mae 0.06%–0.10% due 4/6/2015–8/3/2015	90,000	89,959
Federal Farm Credit Banks 0.08%–0.12% due 5/20/2015–7/28/2015	138,600	138,530
Federal Home Loan Bank 0.05%–0.17% due 1/16/2015–8/18/2015	430,381	430,249
Freddie Mac 0.06%–0.11% due 2/5/2015–4/14/2015	62,900	62,896
General Electric Co. 0.10% due 1/2/2015	7,050	7,050
Google Inc. 0.09%–0.15% due 2/25/2015–3/24/2015[3]	38,400	38,392
Intel Corp. 0.14% due 1/14/2015	25,000	24,999
Jupiter Securitization Co., LLC 0.21% due 5/26/2015[3]	25,000	24,975
Private Export Funding Corp. 0.26% due 2/6/2015[3]	7,000	6,999
Regents of the University of California 0.12% due 2/23/2015	15,000	14,997
Total short-term securities (cost: $1,016,410,000)		1,016,435
Total investment securities 100.05% (cost: $15,471,434,000)		22,773,875
Other assets less liabilities (0.05)%		(10,910)
Net assets 100.00%		$22,762,965
American Funds Insurance Series — Growth Fund — Page 18 of 147

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,832,419,000, which represented 8.05% of the net assets of the fund. This amount includes $1,809,130,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $207,006,000, which represented .91% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Laricina Energy Ltd.	6/21/2011	$61,323	$13,163.06%
KGen Power Corp.	12/19/2006	—	886.00
Africa Oil Corp.	11/24/2014	801	189.00
Total private placement securities		$62,124	$14,238.06%

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
SEK = Swedish kronor
American Funds Insurance Series — Growth Fund — Page 19 of 147

International FundSM
Investment portfolio
December 31, 2014
Common stocks 92.68% Financials 19.59%	Shares	Value (000)
AIA Group Ltd.[1]	34,668,700	$190,902
Axis Bank Ltd.[1]	22,781,004	179,974
Barclays PLC[1]	37,251,875	140,048
Prudential PLC[1]	4,688,265	107,887
HDFC Bank Ltd.[1]	5,164,608	77,452
Credit Suisse Group AG1	2,879,624	72,189
Sun Hung Kai Properties Ltd.[1]	4,412,783	66,728
UniCredit SpA[1]	10,059,241	64,113
Housing Development Finance Corp. Ltd.[1]	3,333,000	59,628
Henderson Land Development Co. Ltd.[1]	8,419,450	58,443
BNP Paribas SA1	966,046	56,769
Commerzbank AG, non-registered shares[1,2]	4,267,872	56,697
ICICI Bank Ltd.[1]	5,810,450	32,272
China Overseas Land & Investment Ltd.[1]	9,866,000	29,117
UBS Group AG1,2	1,563,651	26,879
Sberbank of Russia (ADR)[1]	6,554,000	26,336
Cheung Kong (Holdings) Ltd.[1]	1,450,000	24,195
HSBC Holdings PLC (HKD denominated)[1]	2,522,795	24,001
Assicurazioni Generali SpA[1]	1,100,000	22,479
Siam Commercial Bank PCL[1]	3,945,100	21,796
AEON Financial Service Co., Ltd.[1]	975,000	19,060
ING Groep NV, depository receipts[1,2]	1,183,000	15,317
Bankia, SA1,2	10,320,309	15,300
Investor AB, Class B1	407,632	14,772
Société Générale[1]	350,575	14,732
Link Real Estate Investment Trust[1]	2,063,732	12,882
RSA Insurance Group PLC[1,2]	1,787,250	12,028
AXA SA1	497,312	11,486
Bank of the Philippine Islands[1]	5,405,000	11,309
Svenska Handelsbanken AB, Class A1	230,000	10,739
Bank of Ireland[1,2]	22,000,000	8,193
Sumitomo Mitsui Financial Group, Inc.[1]	212,400	7,675
Industrial and Commercial Bank of China Ltd., Class H1	9,119,950	6,625
Eurobank Ergasias SA1,2	29,325,523	6,517
Mizuho Financial Group, Inc.[1]	1,990,200	3,344
Shinsei Bank, Ltd.[1]	1,855,000	3,239
		1,511,123
Consumer discretionary 15.11%
Volkswagen AG, nonvoting preferred[1]	492,162	109,935
Numericable Group SA, non-registered shares[1,2]	2,011,856	99,205
Sands China Ltd.[1]	16,642,000	80,943
Altice SA1,2	1,014,127	80,027
Toyota Motor Corp.[1]	876,200	54,640
Melco Crown Entertainment Ltd. (ADR)	1,985,000	50,419
Daimler AG1	592,000	49,391
American Funds Insurance Series — International Fund — Page 20 of 147

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Li & Fung Ltd.[1]	50,242,000	$46,986
H & M Hennes & Mauritz AB, Class B1	1,132,000	46,957
Galaxy Entertainment Group Ltd.[1]	8,363,000	46,554
Mahindra & Mahindra Ltd.[1]	2,262,000	44,038
Techtronic Industries Co. Ltd.[1]	13,116,000	42,033
Kering SA1	187,233	35,997
Tata Motors Ltd.[1]	4,025,000	31,391
PT Astra International Tbk[1]	49,710,000	29,506
Shangri-La Asia Ltd.[1]	20,660,571	28,430
adidas AG1	395,408	27,559
Renault SA1	354,148	25,880
PT Surya Citra Media Tbk[1]	88,000,000	24,887
Cie. Générale des Établissements Michelin[1]	273,934	24,835
Genting Singapore PLC[1]	22,971,000	18,612
Hyundai Mobis Co., Ltd.[1]	85,000	18,091
Liberty Global PLC, Class A2	206,300	10,357
Liberty Global PLC, Class C2	144,900	7,000
Porsche Automobil Holding SE, nonvoting preferred[1]	212,300	17,250
Global Brands Group Holding Ltd.[1,2]	73,060,000	14,281
SEGA SAMMY HOLDINGS INC.[1]	1,020,000	13,086
Nissan Motor Co., Ltd.[1]	1,471,000	12,813
Hermès International[1]	33,622	11,989
Industria de Diseño Textil, SA1	417,500	11,963
Kia Motors Corp.[1]	230,000	10,867
Hyundai Motor Co.[1]	70,000	10,627
Kingfisher PLC[1]	1,896,000	9,991
Panasonic Corp.[1]	840,500	9,875
Bajaj Auto Ltd.[1]	181,000	6,950
Daily Mail and General Trust PLC, Class A, nonvoting[1]	135,000	1,733
		1,165,098
Health care 14.05%
Novartis AG1	3,642,900	335,028
Bayer AG1	1,819,055	248,682
Novo Nordisk A/S, Class B1	2,309,340	97,712
Grifols, SA, Class B, non-registered shares[1]	1,735,509	58,951
Grifols, SA, Class A, non-registered shares[1]	440,500	17,535
Grifols, SA, Class B (ADR)	396,845	13,489
Fresenius SE & Co. KGaA[1]	1,381,806	72,158
UCB SA1	900,000	68,301
Merck KGaA[1]	620,000	58,817
Fresenius Medical Care AG & Co. KGaA[1]	537,000	40,190
Teva Pharmaceutical Industries Ltd. (ADR)	635,000	36,519
Dr. Reddy’s Laboratories Ltd.[1]	400,000	20,577
Sonic Healthcare Ltd.[1]	681,000	10,227
Pharmstandard OJSC (GDR)[1,2]	705,600	4,246
Lupin Ltd.[1]	43,311	980
		1,083,412
Information technology 11.49%
Baidu, Inc., Class A (ADR)[2]	790,000	180,096
Samsung Electronics Co. Ltd.[1]	137,640	165,450
Murata Manufacturing Co., Ltd.[1]	757,100	82,701
ASML Holding NV1	617,834	66,192
Tencent Holdings Ltd.[1]	4,262,500	61,160
American Funds Insurance Series — International Fund — Page 21 of 147

Common stocks Information technology (continued)	Shares	Value (000)
Gemalto NV1	709,453	$57,952
MediaTek Inc.[1]	3,463,000	50,414
Nintendo Co., Ltd.[1]	476,100	49,620
NetEase, Inc. (ADR)	451,673	44,779
Alibaba Group Holding Ltd. (ADR)[2]	256,600	26,671
Samsung SDI Co., Ltd.[1]	254,899	26,501
Infineon Technologies AG1	1,508,440	16,172
Yandex NV, Class A2	852,600	15,313
Delta Electronics, Inc.[1]	2,269,623	13,486
Tech Mahindra Ltd.[1]	320,212	13,134
Keyence Corp.[1]	22,100	9,789
Mail.Ru Group Ltd. (GDR)[1,2]	400,000	6,460
		885,890
Industrials 11.01%
Ryanair Holdings PLC (ADR)[2]	1,654,800	117,937
SMC Corp.[1]	440,100	114,605
Jardine Matheson Holdings Ltd.[1]	1,217,600	74,092
Legrand SA1	1,180,000	61,772
Airbus Group NV1	1,140,514	56,646
KONE Oyj, Class B1	1,211,900	55,042
Schneider Electric SE1	647,950	47,081
Bureau Veritas SA1	1,941,096	42,863
Babcock International Group PLC[1]	2,374,615	38,851
easyJet PLC[1]	1,282,446	33,102
Hutchison Whampoa Ltd.[1]	2,779,000	31,816
Rolls-Royce Holdings PLC[1,2]	2,033,986	27,400
ASSA ABLOY AB, Class B1	498,000	26,318
Komatsu Ltd.[1]	1,008,000	22,347
China State Construction International Holdings Ltd.[1]	13,878,000	19,392
Groupe Eurotunnel SA1	1,288,727	16,636
Siemens AG1	143,300	16,252
DP World Ltd.	550,859	11,568
ITOCHU Corp.[1]	800,000	8,553
Rexel SA1	440,277	7,862
SGS SA1	3,700	7,544
VINCI, SA1	110,441	6,043
Andritz AG1	93,000	5,111
		848,833
Consumer staples 5.79%
Nestlé SA1	1,836,700	134,633
Pernod Ricard SA1	840,200	93,159
Associated British Foods PLC[1]	1,443,588	70,138
British American Tobacco PLC[1]	612,000	33,252
ITC Ltd.[1]	3,035,000	17,670
Japan Tobacco Inc.[1]	570,000	15,651
Danone SA1	226,867	14,925
PT Indofood Sukses Makmur Tbk[1]	24,400,000	13,302
Reckitt Benckiser Group PLC[1]	147,500	11,899
SABMiller PLC[1]	217,400	11,251
Orion Corp.[1]	10,790	9,924
Hypermarcas SA, ordinary nominative[2]	1,280,000	8,017
American Funds Insurance Series — International Fund — Page 22 of 147

Common stocks Consumer staples (continued)	Shares	Value (000)
Alimentation Couche-Tard Inc., Class B	184,500	$7,732
Treasury Wine Estates Ltd.[1]	1,341,000	5,217
		446,770
Materials 3.98%
Syngenta AG1	189,900	60,977
Rio Tinto PLC[1]	1,062,000	48,929
BASF SE1	421,000	35,589
Grasim Industries Ltd.[1]	502,785	26,921
Grasim Industries Ltd. (GDR)[1]	131,304	7,030
Linde AG1	181,100	33,779
Anhui Conch Cement Co. Ltd., Class H1	6,195,000	23,103
ArcelorMittal[1]	1,846,400	19,999
Fortescue Metals Group Ltd.[1]	6,495,000	14,313
Amcor Ltd.[1]	1,240,000	13,646
First Quantum Minerals Ltd.	630,000	8,953
Givaudan SA1	4,632	8,282
Akzo Nobel NV1	73,350	5,086
		306,607
Utilities 3.46%
Power Grid Corp. of India Ltd.[1]	68,214,040	148,711
ENN Energy Holdings Ltd.[1]	9,758,000	55,182
SSE PLC[1]	1,439,741	36,144
GDF SUEZ[1]	605,515	14,142
PT Perusahaan Gas Negara (Persero) Tbk[1]	25,650,000	12,355
		266,534
Telecommunication services 2.96%
SoftBank Corp.[1]	2,175,700	129,481
MTN Group Ltd.[1]	2,712,400	51,473
China Telecom Corp. Ltd., Class H1	32,600,000	19,158
TIM Participações SA, ordinary nominative	2,344,000	10,388
China Unicom (Hong Kong) Ltd.[1]	7,450,000	9,997
Intouch Holdings PCL[1]	3,391,000	8,073
Bayan Telecommunications Holdings Corp., Class A1,2,3	43,010	—
Bayan Telecommunications Holdings Corp., Class B1,2,3	14,199	—
		228,570
Energy 2.79%
Royal Dutch Shell PLC, Class B1	1,730,000	59,432
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	461,000	15,281
BG Group PLC[1]	2,926,700	38,957
Canadian Natural Resources, Ltd.	965,700	29,857
BP PLC[1]	4,373,437	27,770
INPEX CORP.[1]	1,898,000	21,059
Suncor Energy Inc.	261,000	8,290
Gazprom OJSC (ADR)[1]	1,713,500	7,925
Eni SpA[1]	397,035	6,934
		215,505
Miscellaneous 2.45%
Other common stocks in initial period of acquisition		188,732
Total common stocks (cost: $5,674,301,000)		7,147,074
American Funds Insurance Series — International Fund — Page 23 of 147

Bonds, notes & other debt instruments 0.62% U.S. Treasury bonds & notes 0.55% U.S. Treasury 0.55%	Principal amount (000)	Value (000)
U.S. Treasury 0.25% 2015	$28,200	$28,222
U.S. Treasury 0.375% 2015	14,100	14,114
Total U.S. Treasury bonds & notes		42,336
Bonds & notes of governments outside the U.S. 0.07%
Argentina (Republic of) 7.00% 2015	6,110	5,954
Total bonds, notes & other debt instruments (cost: $48,208,000)		48,290
Short-term securities 6.38%
American Honda Finance Corp. 0.11% due 2/9/2015	51,600	51,592
Bank of Nova Scotia 0.17%–0.18% due 1/13/2015–1/26/2015[4]	91,600	91,595
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.16%–0.21% due 1/6/2015–1/22/2015[4]	27,500	27,499
Canadian Imperial Holdings Inc. 0.20% due 1/26/2015	25,000	24,997
Fannie Mae 0.09% due 1/7/2015	9,600	9,600
Federal Home Loan Bank 0.09%–0.10% due 2/18/2015–4/17/2015	65,600	65,596
General Electric Co. 0.10% due 1/2/2015	14,800	14,800
GlaxoSmithKline Finance PLC 0.16% due 1/22/2015[4]	10,700	10,699
Mizuho Funding LLC 0.19%–0.21% due 1/5/2015–2/17/2015[4]	73,500	73,487
Nordea Bank AB 0.19% due 4/1/2015[4]	40,000	39,983
Old Line Funding, LLC 0.17%–0.24% due 1/26/2015–6/5/2015[4]	50,300	50,272
Svenska Handelsbanken Inc. 0.19% due 2/2/2015[4]	19,100	19,098
Toronto-Dominion Holdings USA Inc. 0.12% due 1/16/2015[4]	12,700	12,699
Total short-term securities (cost: $491,905,000)		491,917
Total investment securities 99.68% (cost: $6,214,414,000)		7,687,281
Other assets less liabilities 0.32%		24,573
Net assets 100.00%		$7,711,854
American Funds Insurance Series — International Fund — Page 24 of 147

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $6,549,203,000, which represented 84.92% of the net assets of the fund. This amount includes $6,542,173,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $303,632,000, which represented 3.94% of the net assets of the fund.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Bayan Telecommunications Holdings Corp., Class A	2/11/1998-8/31/1998	$104	$—	.00%
Bayan Telecommunications Holdings Corp., Class B	2/11/1998-8/31/1998	34	—	.00
Total private placement securities		$138	$—	.00%

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
GBP = British pounds
HKD = Hong Kong dollars
American Funds Insurance Series — International Fund — Page 25 of 147

New World Fund®
Investment portfolio
December 31, 2014
Common stocks 75.75% Information technology 13.41%	Shares	Value (000)
Alcatel-Lucent[1,2]	16,426,961	$58,319
Baidu, Inc., Class A (ADR)[1]	184,700	42,106
Google Inc., Class A1	37,400	19,847
Google Inc., Class C1	37,400	19,687
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	5,322,000	23,485
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	540,000	12,085
Murata Manufacturing Co., Ltd.[2]	301,000	32,879
Infosys Ltd.[2]	798,222	24,826
Cognizant Technology Solutions Corp., Class A1	435,000	22,907
AAC Technologies Holdings Inc.[2]	3,139,500	16,684
Mail.Ru Group Ltd. (GDR)[1,2]	737,359	11,908
Hexagon AB, Class B2	357,000	11,040
ASM Pacific Technology Ltd.[2]	1,141,800	10,855
Tencent Holdings Ltd.[2]	566,500	8,128
MasterCard Inc., Class A	90,000	7,754
Yandex NV, Class A1	299,214	5,374
EPAM Systems, Inc.[1]	90,500	4,321
Wirecard AG2	96,000	4,235
STMicroelectronics NV2	500,147	3,730
TDK Corp.[2]	59,000	3,476
OMRON Corp.[2]	55,000	2,465
		346,111
Financials 12.85%
ICICI Bank Ltd.[2]	5,603,830	31,125
ICICI Bank Ltd. (ADR)	1,000,000	11,550
AEON Financial Service Co., Ltd.[2]	1,740,000	34,016
Citigroup Inc.	560,000	30,302
Fibra Uno Administración, SA de CV	9,301,578	27,412
Housing Development Finance Corp. Ltd.[2]	1,353,000	24,205
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	2,230,000	23,103
American Tower Corp.	225,000	22,241
HDFC Bank Ltd. (ADR)	208,400	10,576
HDFC Bank Ltd.[2]	390,000	5,849
Kotak Mahindra Bank Ltd.[2]	823,886	16,404
Eurobank Ergasias SA1,2	58,050,000	12,900
Agricultural Bank of China, Class H2	24,315,000	12,212
Bangkok Bank PCL, nonvoting depository receipt[2]	1,800,000	10,566
IDFC Ltd.[2]	3,300,000	8,151
AIA Group Ltd.[2]	1,391,600	7,663
Banco Santander, SA1,2	872,813	7,298
Sberbank of Russia (ADR)[2]	1,150,000	4,621
Sberbank of Russia (ADR)	682,500	2,643
Piraeus Bank SA1,2	6,600,000	7,261
ACE Ltd.	54,000	6,204
Ping An Insurance (Group) Co. of China, Ltd., Class H2	538,000	5,439
American Funds Insurance Series — New World Fund — Page 26 of 147

Common stocks Financials (continued)	Shares	Value (000)
Prudential PLC[2]	181,320	$4,173
Metropolitan Bank & Trust Co.[2]	1,842,750	3,397
Banco Industrial e Comercial SA, preferred nominative	512,900	1,100
MMI Holdings Ltd.[2]	323,208	838
FirstRand Ltd.[2]	132,000	572
Ayala Land, Inc., preference shares[1,2]	15,000,000	34
China Construction Bank Corp., Class H2	535	—
		331,855
Consumer discretionary 12.33%
Naspers Ltd., Class N2	309,919	39,901
Domino’s Pizza, Inc.	418,000	39,363
Ctrip.com International, Ltd. (ADR)[1]	718,500	32,692
Maruti Suzuki India Ltd.[2]	519,500	27,311
Toyota Motor Corp.[2]	398,900	24,876
Arcos Dorados Holdings Inc., Class A	4,289,656	23,207
Zee Entertainment Enterprises Ltd.[2]	3,832,000	23,011
Melco International Development Ltd.[2]	8,155,000	17,854
Kroton Educacional SA, ordinary nominative	2,740,000	15,977
NIKE, Inc., Class B	117,000	11,250
Hyundai Mobis Co., Ltd.[2]	35,976	7,657
Hero MotoCorp Ltd.[2]	150,000	7,385
Nokian Renkaat Oyj[2]	300,000	7,348
JD.com, Inc., Class A (ADR)[1]	313,510	7,255
L’Occitane International SA2	2,715,000	6,832
Publicis Groupe SA2	89,807	6,432
Industria de Diseño Textil, SA2	180,000	5,157
Swatch Group Ltd, non-registered shares[2]	8,450	3,752
Swatch Group Ltd[2]	11,600	1,003
Dufry AG1,2	27,528	4,081
Mr Price Group Ltd.[2]	156,420	3,160
Wynn Macau, Ltd.[2]	997,000	2,779
		318,283
Consumer staples 8.80%
LT Group, Inc.[2]	104,395,900	28,302
Pernod Ricard SA2	208,900	23,162
Lenta Ltd. (GDR)[1,2]	3,267,900	22,088
ITC Ltd.[2]	3,715,000	21,630
Nestlé SA2	293,696	21,528
Magnit OJSC (GDR)[2]	388,100	17,501
Coca-Cola Co.	405,000	17,099
British American Tobacco PLC[2]	293,000	15,920
United Breweries Ltd.[2]	874,904	11,500
Grupo Nutresa SA	827,458	9,958
Kimberly-Clark de México, SAB de CV, Class A	3,900,000	8,483
Unilever NV, depository receipts[2]	200,000	7,857
Shoprite Holdings Ltd.[2]	450,000	6,514
Procter & Gamble Co.	60,000	5,465
PepsiCo, Inc.	50,000	4,728
SABMiller PLC[2]	63,500	3,286
Coca-Cola Icecek AS, Class C2	100,000	2,162
		227,183
American Funds Insurance Series — New World Fund — Page 27 of 147

Common stocks Health care 6.84%	Shares	Value (000)
Novo Nordisk A/S, Class B2	1,035,600	$43,818
Novartis AG2	280,500	25,797
Novartis AG (ADR)	134,000	12,416
Krka, dd, Novo mesto[2]	232,246	16,756
Merck & Co., Inc.	260,000	14,766
Cochlear Ltd.[2]	225,000	14,201
Teva Pharmaceutical Industries Ltd. (ADR)	200,000	11,502
AstraZeneca PLC[2]	128,000	9,004
Thermo Fisher Scientific Inc.	52,000	6,515
Grifols, SA, Class B (ADR)	97,473	3,313
Grifols, SA, Class A, non-registered shares[2]	73,576	2,929
PerkinElmer, Inc.	140,000	6,122
Hikma Pharmaceuticals PLC[2]	170,000	5,213
PT Kalbe Farma Tbk[2]	27,870,000	4,119
		176,471
Energy 6.70%
Reliance Industries Ltd.[2]	3,042,302	42,796
Royal Dutch Shell PLC, Class B2	600,000	20,612
Royal Dutch Shell PLC, Class B (ADR)	95,000	6,608
InterOil Corp.[1]	518,000	25,273
Oil Search Ltd.[2]	2,716,613	17,551
Galp Energia, SGPS, SA, Class B2	1,426,775	14,435
Pacific Rubiales Energy Corp.	1,770,600	10,958
Oil and Gas Development Co. Ltd.[2]	4,000,000	8,171
Cobalt International Energy, Inc.[1]	869,800	7,732
Noble Energy, Inc.	134,000	6,356
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	700,000	5,110
Africa Oil Corp.[1]	1,453,099	3,014
Africa Oil Corp.[1,2]	71,775	156
China Petroleum & Chemical Corp., Class H2	3,510,000	2,842
Oceaneering International, Inc.	21,000	1,235
African Petroleum Corp. Ltd.[1,2]	4,979,942	163
		173,012
Industrials 4.12%
Cummins Inc.	198,000	28,546
Airbus Group NV2	431,929	21,453
ASSA ABLOY AB, Class B2	330,886	17,486
Chart Industries, Inc.[1]	437,500	14,962
United Technologies Corp.	63,000	7,245
Rolls-Royce Holdings PLC[1,2]	480,000	6,466
Toshiba Corp.[2]	1,000,000	4,234
Spirax-Sarco Engineering PLC[2]	87,600	3,893
CIMC Enric Holdings Ltd.[2]	2,728,000	2,158
		106,443
Telecommunication services 2.76%
Reliance Communications Ltd.[1,2]	23,578,631	29,696
Globe Telecom, Inc.[2]	441,000	16,935
SoftBank Corp.[2]	282,200	16,794
China Telecom Corp. Ltd., Class H2	5,947,000	3,495
American Funds Insurance Series — New World Fund — Page 28 of 147

Common stocks Telecommunication services (continued)	Shares	Value (000)
Hellenic Telecommunications Organization SA1,2	247,500	$2,701
MegaFon OJSC (GDR)[2]	122,500	1,680
		71,301
Materials 1.92%
First Quantum Minerals Ltd.	1,297,000	18,431
Tianhe Chemicals Group Ltd.[1,2]	81,100,000	12,117
Holcim Ltd[2]	92,000	6,533
L’Air Liquide SA, bonus shares[2]	45,000	5,553
Glencore PLC[2]	850,000	3,913
Anhui Conch Cement Co. Ltd., Class H2	808,000	3,013
		49,560
Utilities 1.57%
Power Grid Corp. of India Ltd.[2]	7,459,630	16,262
Cheung Kong Infrastructure Holdings Ltd.[2]	1,020,000	7,517
China Resources Gas Group Ltd.[2]	2,400,000	6,208
Infraestructura Energética Nova, SAB de CV	1,139,700	5,701
ENN Energy Holdings Ltd.[2]	848,000	4,796
		40,484
Miscellaneous 4.45%
Other common stocks in initial period of acquisition		114,856
Total common stocks (cost: $1,833,406,000)		1,955,559
Preferred securities 0.04% Consumer discretionary 0.04%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	80,472,000	1,083
Total preferred securities (cost: $570,000)		1,083
Bonds, notes & other debt instruments 7.38% Bonds & notes of governments & government agencies outside the U.S. 5.79%	Principal amount (000)
Argentina (Republic of) 7.00% 2017	$7,395	7,041
Brazil (Federal Republic of) 10.00% 2017	BRL3,100	1,107
Brazil (Federal Republic of) 6.00% 2020[3]	2,925	1,079
Brazil (Federal Republic of) 10.00% 2023	3,010	999
Brazil (Federal Republic of) 10.00% 2025	1,990	652
Brazil (Federal Republic of) 6.00% 2045[3]	2,034	742
Colombia (Republic of), Series B, 5.00% 2018	COP4,541,700	1,862
Colombia (Republic of), Series B, 10.00% 2024	2,570,000	1,292
Colombia (Republic of), Series B, 6.00% 2028	8,470,300	3,110
Colombia (Republic of) Global 4.375% 2021	$1,100	1,166
Colombia (Republic of) Global 4.00% 2024	400	410
Colombia (Republic of) Global 6.125% 2041	1,100	1,325
Colombia (Republic of) Global 5.625% 2044	200	226
Croatian Government 6.75% 2019[4]	1,650	1,815
Croatian Government 6.625% 2020	880	969
Croatian Government 6.375% 2021[4]	1,000	1,098
Croatian Government 5.50% 2023[4]	200	208
Dominican Republic 9.04% 2018[4,5]	65	69
Dominican Republic 7.50% 2021[4,5]	1,000	1,101
American Funds Insurance Series — New World Fund — Page 29 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Dominican Republic 7.50% 2021[5]	$250	$275
Dominican Republic 8.625% 2027[4,5]	1,150	1,357
Dominican Republic 7.45% 2044[4]	3,525	3,872
Ghana (Republic of) 8.50% 2017	200	201
Ghana (Republic of) 8.125% 2026[4,5]	975	904
Greek Government 2.00%/3.00% 2023[6]	€105	81
Greek Government 2.00%/3.00% 2024[6]	105	80
Greek Government 2.00%/3.00% 2025[6]	105	76
Greek Government 2.00%/3.00% 2026[6]	105	73
Greek Government 2.00%/3.00% 2027[6]	105	71
Greek Government 2.00%/3.00% 2028[6]	105	69
Greek Government 2.00%/3.00% 2029[6]	190	123
Greek Government 2.00%/3.00% 2030[6]	190	122
Greek Government 2.00%/3.00% 2031[6]	190	121
Greek Government 2.00%/3.00% 2032[6]	190	119
Greek Government 2.00%/3.00% 2033[6]	190	119
Greek Government 2.00%/3.00% 2034[6]	190	118
Greek Government 2.00%/3.00% 2035[6]	190	117
Greek Government 2.00%/3.00% 2036[6]	260	159
Greek Government 2.00%/3.00% 2037[6]	260	157
Greek Government 2.00%/3.00% 2038[6]	260	158
Greek Government 2.00%/3.00% 2039[6]	260	159
Greek Government 2.00%/3.00% 2040[6]	260	159
Greek Government 2.00%/3.00% 2041[6]	260	159
Greek Government 2.00%/3.00% 2042[6]	260	160
Hungarian Government 4.00% 2019	$200	206
Hungarian Government 6.25% 2020	2,925	3,302
Hungarian Government 6.375% 2021	1,550	1,780
Hungarian Government 5.375% 2023	640	697
Hungarian Government, Series 23A, 6.00% 2023	HUF155,840	708
Hungarian Government 5.375% 2024	$200	217
Hungarian Government, Series 25B, 5.50% 2025	HUF269,160	1,191
India (Republic of) 7.28% 2019	INR200,000	3,108
India (Republic of) 8.83% 2023	110,000	1,835
India (Republic of) 8.60% 2028	40,000	674
Indonesia (Republic of) 5.875% 2020	$3,650	4,061
Indonesia (Republic of) 4.875% 2021[4]	3,000	3,184
Indonesia (Republic of) 4.875% 2021	605	642
Indonesia (Republic of) 8.25% 2021	IDR15,000,000	1,245
Indonesia (Republic of) 5.25% 2042	$1,100	1,115
Indonesia (Republic of) 4.625% 2043	500	466
Indonesia (Republic of) 6.75% 2044	1,745	2,164
Indonesia (Republic of) 6.75% 2044[4]	500	620
Kenya (Republic of) 6.875% 2024[4]	4,050	4,263
Kenya (Republic of) 6.875% 2024	1,000	1,053
Morocco Government 4.25% 2022	600	605
Morocco Government 4.25% 2022[4]	250	252
Morocco Government 5.50% 2042	2,300	2,398
Nigeria (Republic of) 5.125% 2018[4]	475	472
Nigeria (Republic of) 6.75% 2021[4]	910	935
Nigeria (Republic of) 6.375% 2023	2,200	2,172
Nigeria (Republic of) 6.375% 2023[4]	235	232
Panama (Republic of) Global 8.875% 2027	300	437
Panama (Republic of) Global 9.375% 2029	1,148	1,748
Panama (Republic of) Global 6.70% 2036[5]	859	1,115
American Funds Insurance Series — New World Fund — Page 30 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Peru (Republic of) 8.75% 2033	$864	$1,350
Peru (Republic of) 6.55% 2037[5]	782	1,019
Perusahaan Penerbit SBSN 4.35% 2024[4]	500	504
Philippines (Republic of) 4.95% 2021	PHP129,000	3,035
Philippines (Republic of) 5.50% 2026	$1,000	1,188
Philippines (Republic of) 7.75% 2031	2,235	3,227
Philippines (Republic of) 6.25% 2036	PHP50,000	1,258
Polish Government 5.00% 2022	$1,100	1,235
Polish Government, Series 102, 4.00% 2023	PLN3,800	1,210
Polish Government 4.00% 2024	$1,650	1,759
Russian Federation 6.20% 2018	RUB120,950	1,573
Russian Federation 7.50% 2030[5]	$2,260	2,349
Russian Federation 7.50% 2030[4,5]	2,231	2,319
Slovenia (Republic of) 4.75% 2018[4]	610	654
Slovenia (Republic of) 4.125% 2019[4]	200	210
Slovenia (Republic of) 5.85% 2023[4]	2,690	3,055
Slovenia (Republic of) 5.85% 2023	300	341
South Africa (Republic of) 5.50% 2020	200	220
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR21,325	1,836
South Africa (Republic of) 4.665% 2024	$950	988
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR29,800	2,009
Turkey (Republic of) 6.30% 2018	TRY1,200	495
Turkey (Republic of) 4.557% 2018[4]	$785	825
Turkey (Republic of) 3.50% 2019[3]	TRY542	253
Turkey (Republic of) 3.00% 2021[3]	1,362	632
Turkey (Republic of) 5.625% 2021	$2,500	2,759
Turkey (Republic of) 9.00% 2024	TRY700	324
Turkey (Republic of) 6.75% 2040	$2,000	2,477
Turkey (Republic of) 6.00% 2041	1,300	1,480
United Mexican States Government, Series M, 5.00% 2017	MXN10,000	695
United Mexican States Government, Series M10, 7.75% 2017	10,000	742
United Mexican States Government 2.50% 2020[3]	18,470	1,282
United Mexican States Government, Series M, 6.50% 2021	24,400	1,745
United Mexican States Government, Series M20, 10.00% 2024	23,500	2,090
United Mexican States Government Global 3.60% 2025	$1,650	1,652
United Mexican States Government 4.00% 2040[3]	MXN15,304	1,169
United Mexican States Government Global, Series A, 5.625% 2017	$1,152	1,253
United Mexican States Government Global, Series A, 5.125% 2020	3,210	3,547
United Mexican States Government Global, Series A, 3.625% 2022	2,100	2,150
United Mexican States Government Global, Series A, 4.00% 2023	3,800	3,947
United Mexican States Government Global, Series A, 6.05% 2040	1,280	1,572
United Mexican States Government Global 5.55% 2045	2,200	2,563
Uruguay (Republic of) 5.00% 2018[3]	UYU13,867	584
Uruguay (Republic of) 4.375% 2028[3,5]	13,204	545
Venezuela (Republic of) 9.25% 2027	$4,615	2,153
Venezuela (Republic of) 9.25% 2028	750	333
Zambia (Republic of) 5.375% 2022	1,450	1,345
Zambia (Republic of) 8.50% 2024[4]	1,200	1,316
		149,444
Corporate bonds & notes 0.92% Energy 0.41%
Ecopetrol SA 5.875% 2023	325	345
Ecopetrol SA 5.875% 2045	550	511
Gazprom OJSC 5.092% 2015[4]	1,275	1,253
American Funds Insurance Series — New World Fund — Page 31 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Gazprom OJSC 6.51% 2022[4]	$600	$540
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	1,800	2,088
Petróleos Mexicanos 5.50% 2021	845	919
Petróleos Mexicanos 4.875% 2022	1,435	1,506
Petróleos Mexicanos 3.50% 2023	420	403
Petróleos Mexicanos 6.50% 2041	500	576
Petróleos Mexicanos 5.50% 2044[4]	1,025	1,051
Petróleos Mexicanos 5.50% 2044	425	436
PTT Exploration & Production Ltd. 5.692% 2021[4]	400	445
Ras Laffan Liquefied Natural Gas II 5.298% 2020[4,5]	434	467
		10,540
Utilities 0.24%
AES Panamá, SA 6.35% 2016[4]	1,100	1,144
CEZ, a s 4.25% 2022[4]	945	1,009
Eskom Holdings Ltd. 5.75% 2021[4]	2,985	3,015
Eskom Holdings SOC Ltd. 5.75% 2021	1,000	1,010
		6,178
Financials 0.16%
Banco de Crédito del Perú 5.375% 2020[4]	100	109
Bank of India 3.625% 2018[4]	700	716
BBVA Bancomer SA 6.50% 2021[4]	1,075	1,169
HSBK (Europe) BV 7.25% 2021[4]	1,125	1,111
Magyar Export-Import Bank 4.00% 2020[4]	605	603
VEB Finance Ltd. 6.902% 2020	600	483
		4,191
Telecommunication services 0.08%
Digicel Group Ltd. 8.25% 2020[4]	600	585
Digicel Group Ltd. 6.00% 2021[4]	750	703
Digicel Group Ltd. 7.125% 2022[4]	800	746
		2,034
Industrials 0.02%
Brunswick Rail Finance Ltd. 6.50% 2017	850	374
Brunswick Rail Finance Ltd. 6.50% 2017[4]	550	242
		616
Consumer discretionary 0.01%
Grupo Televisa, SAB 7.25% 2043	MXN2,000	117
Total corporate bonds & notes		23,676
U.S. Treasury bonds & notes 0.67% U.S. Treasury 0.67%
U.S. Treasury 4.00% 2015	$17,200	17,281
Total U.S. Treasury bonds & notes		17,281
Total bonds, notes & other debt instruments (cost: $193,381,000)		190,401
American Funds Insurance Series — New World Fund — Page 32 of 147

Short-term securities 16.83%	Principal amount (000)	Value (000)
Abbott Laboratories 0.10% due 2/2/2015[4]	$10,000	$9,999
CAFCO, LLC 0.12% due 1/16/2015	25,000	24,999
Chevron Corp. 0.11%–0.14% due 2/9/2015–4/14/2015[4]	40,000	39,984
ExxonMobil Corp. 0.14% due 3/2/2015	5,000	4,999
Fannie Mae 0.05%–0.09% due 1/20/2015–5/4/2015	45,782	45,778
Federal Home Loan Bank 0.05%–0.11% due 1/16/2015–2/6/2015	109,600	109,598
General Electric Co. 0.10% due 1/2/2015	9,400	9,400
Intel Corp. 0.14% due 1/14/2015	20,000	19,999
KfW 0.11% due 1/16/2015[4]	12,600	12,599
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 1/9/2015[4]	10,000	10,000
Nordea Bank AB 0.18% due 1/8/2015[4]	12,300	12,300
Province of Ontario 0.10% due 2/13/2015	40,000	39,996
Sumitomo Mitsui Banking Corp. 0.12% due 1/13/2015[4]	14,900	14,899
Svenska Handelsbanken Inc. 0.20% due 2/20/2015[4]	20,000	19,996
Victory Receivables Corp. 0.17%–0.19% due 1/16/2015–1/28/2015[4]	60,000	59,995
Total short-term securities (cost: $434,535,000)		434,541
Total investment securities 100.00% (cost: $2,461,892,000)		2,581,584
Other assets less liabilities (0.00)%		(106)
Net assets 100.00%		$2,581,478
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,265,473,000, which represented 49.02% of the net assets of the fund. This amount includes $1,259,886,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $223,945,000, which represented 8.68% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Step bond; coupon rate will increase at a later date.

Key to abbreviations and symbol
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
COP = Colombian pesos
€ = Euros
HUF = Hungarian forints
IDR = Indonesian rupiah
INR = Indian rupees
MXN = Mexican pesos
PHP = Philippine pesos
PLN = Polish zloty
RUB = Russian rubles
TRY = Turkish lira
UYU = Uruguayan pesos
ZAR = South African rand
American Funds Insurance Series — New World Fund — Page 33 of 147

Blue Chip Income and Growth FundSM
Investment portfolio
December 31, 2014
Common stocks 96.20% Health care 16.59%	Shares	Value (000)
Amgen Inc.	2,694,600	$429,223
Gilead Sciences, Inc.[1]	3,197,735	301,418
AbbVie Inc.	1,664,800	108,944
Medtronic, Inc.	1,375,000	99,275
Teva Pharmaceutical Industries Ltd. (ADR)	1,202,000	69,127
Bristol-Myers Squibb Co.	1,125,000	66,409
Novartis AG (ADR)	708,500	65,650
Abbott Laboratories	850,000	38,267
Merck & Co., Inc.	500,000	28,395
		1,206,708
Industrials 15.00%
Precision Castparts Corp.	706,000	170,061
General Dynamics Corp.	1,060,900	146,001
CSX Corp.	3,372,000	122,168
United Parcel Service, Inc., Class B	850,000	94,494
Union Pacific Corp.	750,000	89,347
Cummins Inc.	473,100	68,207
Norfolk Southern Corp.	592,800	64,977
Illinois Tool Works Inc.	650,000	61,555
General Electric Co.	2,400,000	60,648
United Technologies Corp.	500,000	57,500
Rockwell Automation	450,000	50,040
Eaton Corp. PLC	600,000	40,776
PACCAR Inc	500,000	34,005
Waste Management, Inc.	600,000	30,792
		1,090,571
Information technology 13.49%
Apple Inc.	1,642,377	181,285
Western Union Co.	8,225,000	147,310
Texas Instruments Inc.	2,630,000	140,613
Cisco Systems, Inc.	5,015,000	139,492
Oracle Corp.	2,395,000	107,703
Google Inc., Class A1	66,760	35,427
Google Inc., Class C1	57,760	30,405
Microsoft Corp.	1,400,000	65,030
International Business Machines Corp.	330,000	52,945
Broadcom Corp., Class A	1,020,000	44,197
Intel Corp.	1,000,000	36,290
		980,697
Consumer staples 10.84%
Altria Group, Inc.	4,654,000	229,303
Philip Morris International Inc.	2,497,400	203,413
Kraft Foods Group, Inc.	1,076,666	67,464
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 34 of 147

Common stocks Consumer staples (continued)	Shares	Value (000)
Kimberly-Clark Corp.	500,000	$57,770
Mondelez International, Inc.	1,580,000	57,394
Coca-Cola Co.	1,250,000	52,775
ConAgra Foods, Inc.	1,200,000	43,536
Kellogg Co.	592,000	38,740
PepsiCo, Inc.	400,000	37,824
		788,219
Telecommunication services 8.90%
Verizon Communications Inc.	7,491,339	350,445
CenturyLink, Inc.	4,908,135	194,264
AT&T Inc.	3,060,000	102,785
		647,494
Consumer discretionary 7.99%
Johnson Controls, Inc.	3,546,000	171,414
General Motors Co.	3,625,000	126,549
Darden Restaurants, Inc.	2,045,000	119,898
Las Vegas Sands Corp.	1,234,000	71,769
Wynn Resorts, Ltd.	339,900	50,564
Royal Caribbean Cruises Ltd.	500,000	41,215
		581,409
Utilities 7.55%
Exelon Corp.	5,913,000	219,254
FirstEnergy Corp.	3,544,200	138,188
PG&E Corp.	2,413,000	128,468
Southern Co.	1,000,000	49,110
Xcel Energy Inc.	250,000	8,980
NextEra Energy, Inc.	50,000	5,315
		549,315
Energy 5.16%
Canadian Natural Resources, Ltd.	4,221,000	130,345
Cabot Oil & Gas Corp.	3,129,000	92,650
Royal Dutch Shell PLC, Class B (ADR)	750,000	52,170
Exxon Mobil Corp.	546,300	50,505
Kinder Morgan, Inc.	1,000,000	42,310
Baker Hughes Inc.	93,800	5,259
Chevron Corp.	20,000	2,244
		375,483
Materials 2.98%
Praxair, Inc.	688,000	89,137
Vale SA, Class A, preferred nominative (ADR)	7,002,000	50,835
Dow Chemical Co.	850,000	38,769
Celanese Corp., Series A	350,000	20,986
International Flavors & Fragrances Inc.	168,000	17,028
		216,755
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 35 of 147

Common stocks Financials 2.78%	Shares	Value (000)
JPMorgan Chase & Co.	1,870,000	$117,025
American International Group, Inc.	998,000	55,898
HSBC Holdings PLC (ADR)	618,749	29,223
		202,146
Miscellaneous 4.92%
Other common stocks in initial period of acquisition		357,685
Total common stocks (cost: $5,089,072,000)		6,996,482
Short-term securities 3.51%	Principal amount (000)
Abbott Laboratories 0.09% due 2/2/2015[2]	$ 25,000	24,998
CAFCO, LLC 0.12% due 1/16/2015	15,000	14,999
Coca-Cola Co. 0.11% due 1/22/2015[2]	15,000	14,999
Emerson Electric Co. 0.11% due 1/23/2015[2]	27,000	26,998
ExxonMobil Corp. 0.08% due 1/27/2015	24,100	24,098
Federal Farm Credit Banks 0.10% due 6/8/2015	25,100	25,088
Federal Home Loan Bank 0.11%–0.12% due 5/15/2015–5/22/2015	25,710	25,702
Freddie Mac 0.06%–0.10% due 2/5/2015–5/6/2015	54,100	54,093
General Electric Co. 0.10% due 1/2/2015	4,100	4,100
John Deere Capital Corp. 0.12% due 2/12/2015[2]	15,000	14,997
Jupiter Securitization Co., LLC 0.27% due 4/27/2015[2]	10,000	9,993
Kimberly-Clark Corp. 0.12% due 1/14/2015[2]	15,000	14,999
Total short-term securities (cost: $255,056,000)		255,064
Total investment securities 99.71% (cost: $5,344,128,000)		7,251,546
Other assets less liabilities 0.29%		21,338
Net assets 100.00%		$7,272,884
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $106,984,000, which represented 1.47% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 36 of 147

Global Growth and Income FundSM
Investment portfolio
December 31, 2014
Common stocks 95.00% Financials 21.91%	Shares	Value (000)
AXA SA1	1,834,360	$42,367
CME Group Inc., Class A	365,500	32,402
Wells Fargo & Co.	445,000	24,395
Banco Santander, SA1,2	2,746,403	22,965
ICICI Bank Ltd. (ADR)	1,575,000	18,191
Suncorp Group Ltd.[1]	1,495,191	17,038
Sun Hung Kai Properties Ltd.[1]	1,094,201	16,546
JPMorgan Chase & Co.	255,000	15,958
Oaktree Capital Group, LLC	285,000	14,772
Shinsei Bank, Ltd.[1]	8,060,000	14,071
McGraw Hill Financial, Inc.	145,500	12,947
Bankia, SA1,2	8,354,000	12,385
Ping An Insurance (Group) Co. of China, Ltd., Class H1	1,140,000	11,526
Iron Mountain Inc.	295,905	11,440
BNP Paribas SA1	194,031	11,402
Goldman Sachs Group, Inc.	55,200	10,699
W. R. Berkley Corp.	200,000	10,252
Sumitomo Mitsui Financial Group, Inc.[1]	280,000	10,117
Fairfax Financial Holdings Ltd. (CAD denominated)	19,000	9,956
Brookfield Property Partners LP	400,000	9,148
Blackstone Group LP	270,000	9,134
American Express Co.	92,000	8,560
Metropolitan Bank & Trust Co.[1]	4,200,000	7,743
KeyCorp	535,000	7,436
Howard Hughes Corp.[2]	54,000	7,043
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	678,997	7,034
AIA Group Ltd.[1]	1,220,000	6,718
HSBC Holdings PLC (GBP denominated)[1]	600,000	5,670
ORIX Corp.[1]	450,000	5,625
BM&FBOVESPA SA, ordinary nominative	1,250,000	4,632
Prudential PLC[1]	200,000	4,602
Deutsche Bank AG1	131,611	3,978
Tokyo Tatemono Co., Ltd.[1]	450,000	3,277
Macquarie International Infrastructure Fund Ltd.[1]	36,200,164	2,513
CenterState Banks, Inc.	60,945	726
		413,268
Consumer discretionary 12.38%
D.R. Horton, Inc.	1,000,000	25,290
Carnival Corp., units	475,000	21,532
Home Depot, Inc.	178,000	18,685
HUGO BOSS AG1	150,000	18,416
Amazon.com, Inc.[2]	49,400	15,331
Comcast Corp., Class A	255,000	14,792
Toll Brothers, Inc.[2]	400,000	13,708
Twenty-First Century Fox, Inc., Class A	335,000	12,866
American Funds Insurance Series — Global Growth and Income Fund — Page 37 of 147

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Toyota Motor Corp.[1]	156,000	$9,728
Zee Entertainment Enterprises Ltd.[1]	1,620,000	9,728
Don Quijote Holdings Co., Ltd.[1]	140,000	9,562
Daily Mail and General Trust PLC, Class A, nonvoting[1]	695,000	8,924
Carnival PLC[1]	165,000	7,450
Liberty Global PLC, Class C2	103,008	4,976
Liberty Global PLC, Class A2	41,312	2,074
ProSiebenSat.1 Media AG1	155,000	6,530
OPAP SA1	555,000	5,931
Maruti Suzuki India Ltd.[1]	110,000	5,783
Walt Disney Co.	60,000	5,651
GameStop Corp., Class A	165,000	5,577
SES SA, Class A (FDR)[1]	150,000	5,381
adidas AG1	40,700	2,837
Honda Motor Co., Ltd.[1]	95,000	2,763
		233,515
Information technology 11.99%
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	12,460,800	54,986
Microsoft Corp.	922,000	42,827
Cisco Systems, Inc.	920,000	25,590
Google Inc., Class C2	23,850	12,555
Google Inc., Class A2	18,400	9,764
ASM Pacific Technology Ltd.[1]	1,477,000	14,042
Avago Technologies Ltd.	125,000	12,573
TE Connectivity Ltd.	175,000	11,069
STMicroelectronics NV1	1,250,000	9,322
Alcatel-Lucent[1,2]	2,450,000	8,698
Halma PLC[1]	610,000	6,503
Nintendo Co., Ltd.[1]	60,000	6,253
Quanta Computer Inc.[1]	2,149,910	5,356
Wirecard AG1	110,000	4,852
Alibaba Group Holding Ltd. (ADR)[2]	17,000	1,767
		226,157
Industrials 11.95%
United Continental Holdings, Inc.[2]	500,000	33,445
Lockheed Martin Corp.	150,000	28,886
Geberit AG1	60,000	20,390
Meggitt PLC[1]	2,519,290	20,138
Abertis Infraestructuras, SA, Class A1	969,750	19,158
Masco Corp.	700,000	17,640
Airbus Group NV1	284,000	14,105
Rickmers Maritime[1,3]	54,840,000	11,584
Delta Air Lines, Inc.	220,000	10,822
Ryanair Holdings PLC (ADR)[2]	145,000	10,334
Wolseley PLC[1]	100,000	5,693
Caterpillar Inc.	60,000	5,492
United Technologies Corp.	42,000	4,830
Rolls-Royce Holdings PLC[1,2]	340,000	4,580
Cummins Inc.	30,000	4,325
Union Pacific Corp.	34,500	4,110
Randstad Holding NV1	83,817	4,031
American Funds Insurance Series — Global Growth and Income Fund — Page 38 of 147

Common stocks Industrials (continued)	Shares	Value (000)
Boeing Co.	30,000	$3,899
ASSA ABLOY AB, Class B1	36,000	1,902
		225,364
Health care 10.86%
Merck & Co., Inc.	1,233,900	70,073
Novartis AG1	349,000	32,097
Vertex Pharmaceuticals Inc.[2]	238,877	28,379
Pfizer Inc.	451,000	14,049
Novo Nordisk A/S, Class B1	197,500	8,356
Takeda Pharmaceutical Co. Ltd.[1]	200,000	8,299
UnitedHealth Group Inc.	75,000	7,582
Regeneron Pharmaceuticals, Inc.[2]	18,000	7,384
AstraZeneca PLC[1]	100,000	7,035
Medtronic, Inc.	86,000	6,209
Roche Holding AG1	20,000	5,421
Thermo Fisher Scientific Inc.	42,000	5,262
Boston Scientific Corp.[2]	355,000	4,704
		204,850
Telecommunication services 7.01%
Orange[1]	1,970,000	33,502
MTN Group Ltd.[1]	1,100,000	20,874
AT&T Inc.	525,000	17,635
TalkTalk Telecom Group PLC[1]	3,704,000	17,405
Globe Telecom, Inc.[1]	399,695	15,349
KDDI Corp.[1]	170,000	10,637
Verizon Communications Inc. (CDI)[1]	145,105	6,760
SoftBank Corp.[1]	106,000	6,308
TDC A/S1	508,958	3,879
		132,349
Consumer staples 6.15%
British American Tobacco PLC[1]	338,500	18,392
Philip Morris International Inc.	175,000	14,254
Procter & Gamble Co.	125,000	11,386
Alimentation Couche-Tard Inc., Class B	250,000	10,477
Imperial Tobacco Group PLC[1]	225,000	9,853
Walgreens Boots Alliance, Inc.	123,000	9,373
Unilever NV, depository receipts[1]	200,000	7,857
Associated British Foods PLC[1]	130,000	6,316
Nestlé SA1	79,700	5,842
PepsiCo, Inc.	60,000	5,674
Shiseido Co., Ltd.[1]	335,000	4,691
Seven & i Holdings Co., Ltd.[1]	120,000	4,329
LAWSON, INC.[1]	53,000	3,205
Booker Group PLC[1]	990,400	2,523
Avon Products, Inc.	190,000	1,784
		115,956
Materials 5.13%
Potash Corp. of Saskatchewan Inc.	841,000	29,704
Newmont Mining Corp.	1,000,000	18,900
Dow Chemical Co.	335,000	15,279
Nucor Corp.	150,000	7,358
American Funds Insurance Series — Global Growth and Income Fund — Page 39 of 147

Common stocks Materials (continued)	Shares	Value (000)
E.I. du Pont de Nemours and Co.	75,000	$5,546
Rio Tinto PLC[1]	113,000	5,206
Impala Platinum Holdings Ltd.[1,2]	685,648	4,468
Grasim Industries Ltd.[1]	70,000	3,748
Fletcher Building Ltd.[1]	550,000	3,547
Cliffs Natural Resources Inc.	431,000	3,077
		96,833
Utilities 4.24%
Exelon Corp.	500,000	18,540
EDP - Energias de Portugal, SA1	4,220,000	16,320
NRG Yield, Inc., Class A	337,800	15,924
ENN Energy Holdings Ltd.[1]	1,888,000	10,677
Power Assets Holdings Ltd.[1]	640,500	6,188
PG&E Corp.	90,500	4,818
National Grid PLC[1]	310,000	4,419
NextEra Energy Partners, LP, restricted-voting shares	94,100	3,176
		80,062
Energy 3.38%
Coal India Ltd.[1]	1,500,000	9,105
Royal Dutch Shell PLC, Class A (ADR)	130,000	8,703
Enbridge Inc.	156,578	8,051
ConocoPhillips	75,000	5,180
Oil Search Ltd.[1]	764,000	4,936
Peyto Exploration & Development Corp.	157,000	4,523
Noble Energy, Inc.	90,000	4,269
Crescent Point Energy Corp.	180,000	4,169
Chevron Corp.	36,800	4,128
Galp Energia, SGPS, SA, Class B1	355,000	3,592
BG Group PLC[1]	240,000	3,195
Plains GP Holdings, LP, Class A	96,200	2,470
PrairieSky Royalty Ltd.	53,900	1,420
		63,741
Total common stocks (cost: $1,482,814,000)		1,792,095
Preferred securities 0.02% Consumer discretionary 0.02%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	34,020,000	458
Total preferred securities (cost: $256,000)		458
Rights & warrants 0.01% Financials 0.01%
Sun Hung Kai Properties Ltd, warrants, expire 2016[2]	51,071	129
Total rights & warrants (cost: $0)		129
American Funds Insurance Series — Global Growth and Income Fund — Page 40 of 147

Convertible bonds 0.06% Consumer discretionary 0.06%	Principal amount (000)	Value (000)
MGM Resorts International 4.25% convertible notes 2015	$939	$1,111
Total convertible bonds (cost: $927,000)		1,111
Bonds, notes & other debt instruments 0.75% U.S. Treasury bonds & notes 0.38% U.S. Treasury 0.38%
U.S. Treasury 0.25% 2015	6,805	6,810
U.S. Treasury 0.25% 2015	400	400
Total U.S. Treasury bonds & notes		7,210
Corporate bonds & notes 0.37% Consumer discretionary 0.29%
Royal Caribbean Cruises Ltd. 11.875% 2015	5,100	5,381
Telecommunication services 0.08%
NII Capital Corp. 8.875% 2019[4]	575	204
NII Capital Corp. 11.375% 2019[4,5]	800	580
NII Capital Corp. 7.625% 2021[4]	3,625	689
		1,473
Total corporate bonds & notes		6,854
Total bonds, notes & other debt instruments (cost: $16,339,000)		14,064
Short-term securities 3.52%
Fannie Mae 0.15% due 7/1/2015	11,900	11,892
General Electric Co. 0.10% due 1/2/2015	10,000	10,000
Mitsubishi UFJ Trust and Banking Corp. 0.16% due 1/15/2015[5]	29,100	29,098
Mizuho Funding LLC 0.19% due 1/5/2015[5]	15,500	15,500
Total short-term securities (cost: $66,489,000)		66,490
Total investment securities 99.36% (cost: $1,566,825,000)		1,874,347
Other assets less liabilities 0.64%		12,004
Net assets 100.00%		$1,886,351

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $817,501,000, which represented 43.34% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $45,178,000, which represented 2.39% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts	GBP = British pounds
CDI = CREST Depository Interest	CAD = Canadian dollars
FDR = Fiduciary Depositary Receipts
American Funds Insurance Series — Global Growth and Income Fund — Page 41 of 147

Growth-Income FundSM
Investment portfolio
December 31, 2014
Common stocks 91.60% Health care 17.32%	Shares	Value (000)
Amgen Inc.	5,356,100	$853,173
Gilead Sciences, Inc.[1]	7,759,200	731,382
Alexion Pharmaceuticals, Inc.[1]	1,590,000	294,198
Express Scripts Holding Co.[1]	2,600,309	220,168
Stryker Corp.	2,185,011	206,112
Merck & Co., Inc.	3,626,080	205,925
UnitedHealth Group Inc.	1,766,396	178,565
Illumina, Inc.[1]	948,000	174,982
Humana Inc.	1,193,600	171,437
Edwards Lifesciences Corp.[1]	1,193,900	152,079
Hologic, Inc.[1]	5,661,300	151,383
Cardinal Health, Inc.	1,800,000	145,314
Quest Diagnostics Inc.	1,939,800	130,083
Endo International PLC[1]	1,671,000	120,512
Bayer AG2	672,000	91,869
AbbVie Inc.	1,300,000	85,072
Thermo Fisher Scientific Inc.	606,000	75,926
BioMarin Pharmaceutical Inc.[1]	725,000	65,540
Pfizer Inc.	1,995,851	62,171
St. Jude Medical, Inc.	933,285	60,691
Bristol-Myers Squibb Co.	950,500	56,108
Novartis AG2	485,150	44,618
Medtronic, Inc.	600,000	43,320
Boston Scientific Corp.[1]	2,900,000	38,425
Abbott Laboratories	781,800	35,197
		4,394,250
Information technology 16.43%
Texas Instruments Inc.	12,199,259	652,233
Google Inc., Class A1	606,000	321,580
Google Inc., Class C1	577,600	304,049
Oracle Corp.	10,356,500	465,732
Microsoft Corp.	8,090,000	375,781
Yahoo! Inc.[1]	5,038,000	254,469
Apple Inc.	2,246,300	247,947
Accenture PLC, Class A	2,068,500	184,738
Intuit Inc.	1,989,400	183,403
Broadcom Corp., Class A	3,201,500	138,721
Intel Corp.	3,000,000	108,870
Autodesk, Inc.[1]	1,800,000	108,108
Adobe Systems Inc.[1]	1,220,000	88,694
KLA-Tencor Corp.	1,250,000	87,900
Infosys Ltd.[2]	1,540,000	47,896
Infosys Ltd. (ADR)	802,200	25,237
Tata Consultancy Services Ltd.[2]	1,800,000	72,887
Automatic Data Processing, Inc.	847,600	70,664
American Funds Insurance Series — Growth-Income Fund — Page 42 of 147

Common stocks Information technology (continued)	Shares	Value (000)
MercadoLibre, Inc.	402,000	$51,323
NetApp, Inc.	1,213,690	50,307
VeriSign, Inc.[1]	840,900	47,931
Visa Inc., Class A	161,900	42,450
Linear Technology Corp.	900,000	41,040
Mobileye NV1	985,200	39,960
Computer Sciences Corp.	623,000	39,280
Avago Technologies Ltd.	377,900	38,013
Motorola Solutions, Inc.	450,000	30,186
SAP SE2	239,500	16,934
Nintendo Co., Ltd.[2]	75,000	7,817
First Solar, Inc.[1]	170,000	7,581
Verint Systems Inc.[1]	125,924	7,339
Western Union Co.	400,000	7,164
Comverse, Inc.[1]	97,000	1,822
		4,168,056
Consumer discretionary 13.03%
Amazon.com, Inc.[1]	1,898,800	589,293
Home Depot, Inc.	3,200,000	335,904
Time Warner Inc.	3,525,000	301,105
Comcast Corp., Class A	3,962,500	229,865
Comcast Corp., Class A, special nonvoting shares	1,000,000	57,565
General Motors Co.	6,952,256	242,703
Royal Caribbean Cruises Ltd.	1,983,000	163,459
Carnival Corp., units	3,320,000	150,496
Newell Rubbermaid Inc.	3,671,300	139,840
Johnson Controls, Inc.	2,437,730	117,840
Fiat Chrysler Automobiles NV1,2	9,000,000	103,279
Netflix, Inc.[1]	282,300	96,436
Daily Mail and General Trust PLC, Class A, nonvoting[2]	6,400,000	82,178
Daimler AG2	949,800	79,242
Twenty-First Century Fox, Inc., Class A	2,006,200	77,048
Sirius XM Holdings Inc.[1]	21,377,000	74,819
Ryohin Keikaku Co., Ltd.[2]	604,500	74,694
Bajaj Auto Ltd.[2]	1,888,000	72,497
Toyota Motor Corp.[2]	900,000	56,124
Delphi Automotive PLC	747,500	54,358
Cedar Fair, LP	1,031,500	49,337
Starbucks Corp.	579,800	47,573
NIKE, Inc., Class B	402,600	38,710
Marks and Spencer Group PLC[2]	4,879,000	36,023
Garmin Ltd.	650,100	34,345
Motors Liquidation Co. GUC Trust[1]	21,864	421
		3,305,154
Industrials 9.51%
CSX Corp.	8,124,200	294,340
General Dynamics Corp.	1,909,300	262,758
Precision Castparts Corp.	969,800	233,605
Nielsen NV	4,401,039	196,859
Waste Management, Inc.	3,138,000	161,042
Union Pacific Corp.	1,081,200	128,803
Towers Watson & Co., Class A	1,127,802	127,633
Cummins Inc.	859,000	123,842
American Funds Insurance Series — Growth-Income Fund — Page 43 of 147

Common stocks Industrials (continued)	Shares	Value (000)
Schneider Electric SE2	1,301,100	$94,540
Siemens AG (ADR)	391,000	43,792
Siemens AG2	378,400	42,914
Rockwell Automation	767,600	85,357
United Technologies Corp.	699,600	80,454
Norfolk Southern Corp.	685,000	75,083
3M Co.	442,700	72,745
Verisk Analytics, Inc., Class A1	1,100,000	70,455
United Parcel Service, Inc., Class B	621,400	69,081
Republic Services, Inc.	1,430,000	57,558
Caterpillar Inc.	590,000	54,003
Zodiac Aerospace SA2	1,201,100	40,534
ABB Ltd[2]	1,820,500	38,507
United Continental Holdings, Inc.[1]	553,322	37,012
Lockheed Martin Corp.	109,900	21,163
		2,412,080
Financials 7.87%
Crown Castle International Corp.	2,808,200	221,005
State Street Corp.	2,534,500	198,958
Marsh & McLennan Companies, Inc.	3,426,100	196,110
JPMorgan Chase & Co.	2,455,300	153,653
Weyerhaeuser Co.[1]	3,784,541	135,827
Wells Fargo & Co.	2,410,900	132,165
Principal Financial Group, Inc.	2,200,000	114,268
Goldman Sachs Group, Inc.	555,000	107,576
HSBC Holdings PLC (HKD denominated)[2]	7,241,433	68,893
HSBC Holdings PLC (ADR)	769,270	36,333
Intercontinental Exchange, Inc.	463,533	101,648
Iron Mountain Inc.	2,570,121	99,361
American International Group, Inc.	1,665,000	93,257
Barclays PLC[2]	20,543,750	77,234
Aon PLC, Class A	725,700	68,818
Moody’s Corp.	447,458	42,871
U.S. Bancorp	745,000	33,488
Bank of New York Mellon Corp.	805,000	32,659
Citigroup Inc.	600,000	32,466
Prudential Financial, Inc.	300,000	27,138
UBS Group AG1,2	1,343,666	23,097
		1,996,825
Materials 6.80%
Celanese Corp., Series A	5,930,400	355,587
Dow Chemical Co.	6,573,500	299,817
Monsanto Co.	1,980,243	236,580
Mosaic Co.	2,903,500	132,545
Valspar Corp.	1,433,600	123,978
Freeport-McMoRan Inc.	4,625,800	108,059
Vale SA, Class A, preferred nominative (ADR)	13,303,200	96,581
Praxair, Inc.	722,000	93,542
Rio Tinto PLC[2]	1,742,000	80,258
International Flavors & Fragrances Inc.	762,000	77,236
Rockwood Holdings, Inc.	960,600	75,695
American Funds Insurance Series — Growth-Income Fund — Page 44 of 147

Common stocks Materials (continued)	Shares	Value (000)
Koninklijke DSM NV2	419,424	$25,504
ArcelorMittal[2]	1,675,000	18,142
		1,723,524
Energy 6.65%
ConocoPhillips	3,334,460	230,278
EOG Resources, Inc.	2,341,300	215,563
Royal Dutch Shell PLC, Class A (ADR)	3,016,000	201,921
Schlumberger Ltd.	2,055,000	175,518
Chevron Corp.	1,223,200	137,219
FMC Technologies, Inc.[1]	2,687,300	125,873
BP PLC[2]	15,199,845	96,515
Apache Corp.	1,370,000	85,858
Baker Hughes Inc.	1,502,600	84,251
Veresen Inc.	5,120,000	80,912
Devon Energy Corp.	1,000,000	61,210
Golar LNG Ltd.	1,569,000	57,221
BG Group PLC[2]	3,212,000	42,754
Tullow Oil PLC[2]	6,204,000	39,254
Eni SpA[2]	2,239,795	39,118
Cobalt International Energy, Inc.[1]	1,465,200	13,026
		1,686,491
Consumer staples 6.42%
Philip Morris International Inc.	4,627,444	376,905
Altria Group, Inc.	4,050,700	199,578
Coca-Cola Co.	4,708,400	198,789
CVS/Caremark Corp.	1,670,000	160,838
Walgreens Boots Alliance, Inc.	1,500,000	114,300
PepsiCo, Inc.	998,419	94,410
Avon Products, Inc.	9,936,100	93,300
Pernod Ricard SA2	826,600	91,651
Herbalife Ltd.	2,360,000	88,972
L’Oréal SA, bonus shares[2]	470,000	78,907
Asahi Group Holdings, Ltd.[2]	2,122,000	65,498
Mondelez International, Inc.	1,774,400	64,455
		1,627,603
Telecommunication services 1.61%
Verizon Communications Inc.	6,731,501	314,900
CenturyLink, Inc.	2,018,200	79,880
T-Mobile US, Inc.[1]	515,000	13,874
		408,654
Utilities 0.97%
Sempra Energy	1,455,000	162,029
Exelon Corp.	2,263,650	83,936
		245,965
Miscellaneous 4.99%
Other common stocks in initial period of acquisition		1,265,338
Total common stocks (cost: $15,610,703,000)		23,233,940
American Funds Insurance Series — Growth-Income Fund — Page 45 of 147

Rights & warrants 0.02% Consumer discretionary 0.02%	Shares	Value (000)
General Motors Co., Series A, warrants, expire 2016[1]	85,694	$2,165
General Motors Co., Series B, warrants, expire 2019[1]	85,694	1,468
Total rights & warrants (cost: $3,908,000)		3,633
Convertible stocks 0.04% Financials 0.04%
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred[3]	6,000	9,007
Total convertible stocks (cost: $6,000,000)		9,007
Convertible bonds 0.12% Information technology 0.12%	Principal amount (000)
VeriSign, Inc. 3.25% convertible note 2037	$18,020	30,961
Total convertible bonds (cost: $27,669,000)		30,961
Bonds, notes & other debt instruments 0.17% Corporate bonds & notes 0.11% Telecommunication services 0.07%
Sprint Nextel Corp. 9.125% 2017	13,000	14,332
Sprint Nextel Corp. 11.50% 2021	3,700	4,468
		18,800
Financials 0.04%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[4]	8,214	8,882
Total corporate bonds & notes		27,682
U.S. Treasury bonds & notes 0.06% U.S. Treasury 0.06%
U.S. Treasury 0.25% 2015	14,925	14,935
Total U.S. Treasury bonds & notes		14,935
Total bonds, notes & other debt instruments (cost: $40,155,000)		42,617
Short-term securities 8.10%
Abbott Laboratories 0.10%–0.14% due 1/12/2015–2/24/2015[5]	$88,400	88,392
Apple Inc. 0.13% due 1/8/2015[5]	17,200	17,200
Army and Air Force Exchange Service 0.11%–0.12% due 2/2/2015–2/17/2015[5]	50,000	49,992
Caterpillar Financial Services Corp. 0.12% due 2/19/2015	70,100	70,085
Chariot Funding, LLC 0.22% due 4/16/2015[5]	50,000	49,974
Chevron Corp. 0.10%–0.12% due 1/12/2015–2/24/2015[5]	94,600	94,593
Coca-Cola Co. 0.10%–0.19% due 1/15/2015–5/8/2015[5]	117,800	117,760
Emerson Electric Co. 0.09%–0.10% due 1/16/2015–2/26/2015[5]	76,300	76,289
ExxonMobil Corp. 0.10% due 2/9/2015	30,900	30,895
Fannie Mae 0.07%–0.15% due 3/2/2015–10/5/2015	183,900	183,795
Federal Home Loan Bank 0.05%–0.17% due 1/14/2015–10/5/2015	585,200	585,112
Freddie Mac 0.09%–0.17% due 1/6/2015–11/3/2015	321,800	321,632
General Electric Capital Corp. 0.13%–0.19% due 1/23/2015–2/20/2015	125,000	124,991
General Electric Co. 0.10% due 1/2/2015	900	900
John Deere Capital Corp. 0.09%–0.10% due 1/8/2015–1/22/2015[5]	73,000	72,995
American Funds Insurance Series — Growth-Income Fund — Page 46 of 147

Short-term securities	Principal amount (000)	Value (000)
Paccar Financial Corp. 0.11% due 1/20/2015	$32,500	$32,497
Procter & Gamble Co. 0.08% due 1/22/2015–1/23/2015[5]	53,100	53,098
U.S. Treasury Bills 0.13% due 6/25/2015	7,600	7,597
United Parcel Service Inc. 0.13% due 1/2/2015[5]	45,700	45,700
Walt Disney Co. 0.09% due 2/13/2015[5]	32,650	32,645
Total short-term securities (cost: $2,056,061,000)		2,056,142
Total investment securities 100.05% (cost: $17,744,496,000)		25,376,300
Other assets less liabilities (0.05)%		(12,752)
Net assets 100.00%		$25,363,548
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,838,773,000, which represented 7.25% of the net assets of the fund. This amount includes $1,759,866,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $698,638,000, which represented 2.75% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred	6/28/2012	$6,000	$9,007.04%

Key to abbreviations
ADR = American Depositary Receipts
HKD = Hong Kong dollars
American Funds Insurance Series — Growth-Income Fund — Page 47 of 147

International Growth and Income FundSM
Investment portfolio
December 31, 2014
Common stocks 90.06% Financials 23.43%	Shares	Value (000)
Prudential PLC[1]	1,049,574	$24,153
Aviva PLC[1]	2,081,000	15,593
Wharf (Holdings) Ltd.[1]	2,071,000	14,872
Siam Commercial Bank PCL[1]	2,665,000	14,724
Barclays PLC[1]	3,872,500	14,559
BNP Paribas SA1	233,700	13,733
St. James’s Place PLC[1]	1,048,000	13,170
Cheung Kong (Holdings) Ltd.[1]	610,000	10,179
Banco Bilbao Vizcaya Argentaria, SA1	635,533	5,981
Banco Bilbao Vizcaya Argentaria, SA (ADR)	320,944	3,014
Axis Bank Ltd.[1]	906,000	7,158
Assicurazioni Generali SpA[1]	340,000	6,948
Japan Real Estate Investment Corp.[1]	1,432	6,892
Banco Santander, SA1,2	822,244	6,875
Mitsubishi UFJ Financial Group, Inc.[1]	1,205,000	6,605
Credit Suisse Group AG1	240,219	6,022
Fibra Uno Administración, SA de CV	1,975,000	5,820
Toronto-Dominion Bank	113,000	5,399
Legal & General Group PLC[1]	1,390,000	5,339
Link Real Estate Investment Trust[1]	821,000	5,125
HDFC Bank Ltd.[1]	333,000	4,994
Mitsui Fudosan Co., Ltd.[1]	172,000	4,626
HSBC Holdings PLC (HKD denominated)[1]	461,368	4,389
Bank of Ireland[1,2]	11,762,000	4,380
Standard Life PLC[1]	647,120	3,986
Sampo Oyj, Class A1	82,700	3,878
PT Bank Rakyat Indonesia (Persero) Tbk[1]	4,084,000	3,803
Investor AB, Class B1	93,600	3,392
Svenska Handelsbanken AB, Class A1	67,500	3,152
Bankia, SA1,2	1,908,000	2,829
Sberbank of Russia (ADR)[1]	580,500	2,333
Sberbank of Russia (GDR)[1,3]	116,832	469
ING Groep NV, depository receipts[1,2]	109,000	1,411
BM&FBOVESPA SA, ordinary nominative	110,800	411
		236,214
Utilities 12.75%
EDP - Energias de Portugal, SA1	8,130,084	31,443
SSE PLC[1]	1,056,225	26,516
Fortum Oyj[1]	865,793	18,709
National Grid PLC[1]	1,044,870	14,895
ENDESA, SA1	650,236	12,915
Power Assets Holdings Ltd.[1]	1,013,000	9,786
PT Perusahaan Gas Negara (Persero) Tbk[1]	15,009,239	7,230
American Funds Insurance Series — International Growth and Income Fund — Page 48 of 147

Common stocks Utilities (continued)	Shares	Value (000)
ENN Energy Holdings Ltd.[1]	858,000	$4,852
Power Grid Corp. of India Ltd.[1]	1,000,853	2,182
		128,528
Consumer discretionary 12.30%
H & M Hennes & Mauritz AB, Class B1	460,700	19,111
HUGO BOSS AG1	84,900	10,423
Numericable Group SA, non-registered shares[1,2]	210,435	10,377
L’Occitane International SA1	2,840,000	7,147
Daily Mail and General Trust PLC, Class A, nonvoting[1]	543,600	6,980
Barratt Developments PLC[1]	879,000	6,401
Crown Resorts Ltd.[1]	564,000	5,794
Genting Singapore PLC[1]	7,083,000	5,739
SJM Holdings Ltd.[1]	3,148,000	4,978
WPP PLC[1]	221,600	4,597
ProSiebenSat.1 Media AG1	107,549	4,531
Inchcape PLC[1]	373,000	4,175
Rightmove PLC[1]	119,000	4,143
Liberty Global PLC, Class C2	57,700	2,787
Liberty Global PLC, Class A2	18,500	929
Whitbread PLC[1]	44,297	3,269
adidas AG1	46,000	3,206
PT Surya Citra Media Tbk[1]	11,260,000	3,184
Galaxy Entertainment Group Ltd.[1]	550,000	3,062
RTL Group SA, non-registered shares[1]	32,100	3,050
Sands China Ltd.[1]	486,000	2,364
Daimler AG1	24,700	2,061
Ladbrokes PLC[1]	938,100	1,602
Porsche Automobil Holding SE, nonvoting preferred[1]	18,500	1,503
Li & Fung Ltd.[1]	1,146,900	1,073
Golden Eagle Retail Group Ltd.[1]	427,000	479
Volkswagen AG, nonvoting preferred[1]	1,873	418
Kingfisher PLC[1]	68,900	363
Global Brands Group Holding Ltd.[1,2]	1,146,900	224
		123,970
Consumer staples 10.81%
Philip Morris International Inc.	348,000	28,345
British American Tobacco PLC[1]	292,400	15,887
Imperial Tobacco Group PLC[1]	317,000	13,882
Japan Tobacco Inc.[1]	396,600	10,890
CALBEE, Inc.[1]	284,400	9,818
Nestlé SA1	124,000	9,089
Glanbia PLC[1]	428,000	6,572
Associated British Foods PLC[1]	129,700	6,301
Pernod Ricard SA1	49,250	5,461
Orion Corp.[1]	3,000	2,759
		109,004
Health care 10.60%
Novartis AG1	393,870	36,223
Glenmark Pharmaceuticals Ltd.[1]	1,180,000	14,351
Orion Oyj, Class B1	429,600	13,337
Sonic Healthcare Ltd.[1]	618,000	9,281
Bayer AG1	49,500	6,767
American Funds Insurance Series — International Growth and Income Fund — Page 49 of 147

Common stocks Health care (continued)	Shares	Value (000)
UCB SA1	85,200	$6,466
Fresenius SE & Co. KGaA[1]	111,000	5,796
Novo Nordisk A/S, Class B1	136,430	5,773
Grifols, SA, Class B, non-registered shares[1]	166,000	5,639
Fresenius Medical Care AG & Co. KGaA[1]	43,100	3,226
		106,859
Industrials 7.83%
easyJet PLC[1]	580,489	14,983
ASSA ABLOY AB, Class B1	206,800	10,929
Ryanair Holdings PLC (ADR)[2]	106,000	7,555
BAE Systems PLC[1]	1,000,000	7,300
Rolls-Royce Holdings PLC[1,2]	525,000	7,072
Jardine Matheson Holdings Ltd.[1]	115,000	6,998
Bunzl PLC[1]	170,752	4,655
Deutsche Post AG1	141,000	4,613
Hutchison Whampoa Ltd.[1]	347,000	3,973
Schneider Electric SE1	45,314	3,292
AB Volvo, Class B1	249,800	2,698
Babcock International Group PLC[1]	164,300	2,688
Andritz AG1	40,000	2,198
		78,954
Energy 4.48%
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	389,000	12,894
Veresen Inc.	692,000	10,936
BP PLC[1]	1,336,800	8,488
BG Group PLC[1]	474,000	6,309
Suncor Energy Inc.	123,987	3,938
Canadian Natural Resources, Ltd.	83,000	2,566
		45,131
Materials 3.18%
Syngenta AG1	29,080	9,338
Fortescue Metals Group Ltd.[1]	3,175,000	6,997
Rio Tinto PLC[1]	115,000	5,298
Vale SA, Class A, preferred nominative (ADR)	429,185	3,116
Amcor Ltd.[1]	282,000	3,103
BASF SE1	31,200	2,637
Rexam PLC[1]	231,111	1,625
		32,114
Telecommunication services 3.15%
China Mobile Ltd.[1]	700,000	8,223
Intouch Holdings PCL[1]	1,983,000	4,721
Advanced Info Service PCL[1]	530,400	4,039
Bharti Infratel Ltd.[1]	620,000	3,306
China Communications Services Corp. Ltd., Class H1	7,054,800	3,302
Singapore Telecommunications Ltd.[1]	1,075,000	3,156
OJSC Mobile TeleSystems (ADR)	362,500	2,603
TeliaSonera AB1	377,000	2,424
		31,774
American Funds Insurance Series — International Growth and Income Fund — Page 50 of 147

Common stocks Information technology 1.53%	Shares	Value (000)
Delta Electronics, Inc.[1]	1,380,760	$8,204
Youku Tudou Inc., Class A (ADR)[2]	265,378	4,726
Yandex NV, Class A2	100,000	1,796
Mail.Ru Group Ltd. (GDR)[1,2]	45,000	727
		15,453
Total common stocks (cost: $865,333,000)		908,001
Rights & warrants 0.01% Financials 0.01%
Banco Bilbao Vizcaya Argentaria, SA, rights, non-registered shares, expire 2015[1,2]	635,533	61
Total rights & warrants (cost: $62,000)		61
Convertible bonds 0.25% Financials 0.25%	Principal amount (000)
Bank of Ireland 10.00% convertible notes 2016	€1,950	2,556
Total convertible bonds (cost: $2,560,000)		2,556
Bonds, notes & other debt instruments 0.92% Corporate bonds & notes 0.54% Telecommunication services 0.36%
Altice Finco SA, First Lien, 7.75% 2022[3]	$450	452
América Móvil, SAB de CV 8.46% 2036	MXN18,100	1,237
MTS International Funding Ltd. 8.625% 2020	$1,050	1,034
Numericable Group SA, First Lien, 6.00% 2022[3]	950	956
		3,679
Energy 0.09%
Gazprom OJSC 4.95% 2022[3]	825	673
Gazprom OJSC, Series 9, 6.51% 2022	270	243
		916
Financials 0.09%
Bank of Ireland 10.24% (undated)	€680	866
Total corporate bonds & notes		5,461
Bonds & notes of governments & government agencies outside the U.S. 0.38%
Hungarian Government, Series 20A, 7.50% 2020	HUF118,480	554
Portuguese Government 5.65% 2024	€1,270	1,907
United Mexican States Government, Series M20, 10.00% 2024	MXN15,000	1,334
		3,795
Total bonds, notes & other debt instruments (cost: $10,167,000)		9,256
Short-term securities 8.39%
ExxonMobil Corp. 0.14% due 3/2/2015	$13,100	13,097
Federal Home Loan Bank 0.04% due 1/6/2015	10,000	10,000
Freddie Mac 0.08% due 2/25/2015	10,000	10,000
General Electric Co. 0.10% due 1/2/2015	7,700	7,700
American Funds Insurance Series — International Growth and Income Fund — Page 51 of 147

Short-term securities	Principal amount (000)	Value (000)
Mitsubishi UFJ Trust and Banking Corp. 0.14% due 1/13/2015[3]	$5,000	$4,999
Siemens Capital Co. LLC 0.11% due 1/5/2015[3]	15,000	15,000
Toronto-Dominion Holdings USA Inc. 0.14% due 1/16/2015[3]	23,800	23,799
Total short-term securities (cost: $84,594,000)		84,595
Total investment securities 99.63% (cost: $962,716,000)		1,004,469
Other assets less liabilities 0.37%		3,741
Net assets 100.00%		$1,008,210
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $824,121,000, which represented 81.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $46,348,000, which represented 4.60% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
HKD = Hong Kong dollars
HUF = Hungarian forints
MXN = Mexican pesos
€ = Euros
American Funds Insurance Series — International Growth and Income Fund — Page 52 of 147

Capital Income Builder®
Investment portfolio
December 31, 2014
Common stocks 81.31% Consumer staples 12.90%	Shares	Value (000)
Altria Group, Inc.	48,910	$2,410
Philip Morris International Inc.	25,375	2,067
Coca-Cola Co.	31,745	1,340
Unilever PLC[1]	25,710	1,044
Japan Tobacco Inc.[1]	28,100	772
Reynolds American Inc.	7,270	467
Kraft Foods Group, Inc.	7,035	441
British American Tobacco PLC[1]	7,380	401
Procter & Gamble Co.	3,270	298
Coca-Cola Amatil Ltd.[1]	35,613	269
Nestlé SA1	2,506	184
		9,693
Financials 11.39%
Sampo Oyj, Class A1	32,009	1,501
Swedbank AB, Class A1	39,771	990
BB&T Corp.	22,080	859
Mercury General Corp.	12,410	703
CME Group Inc., Class A	7,595	673
HSBC Holdings PLC (GBP denominated)[1]	69,820	660
Wells Fargo & Co.	11,700	641
Bank of China Ltd., Class H1	978,000	548
Svenska Handelsbanken AB, Class A1	10,680	499
Aberdeen Asset Management PLC[1]	73,700	492
Skandinaviska Enskilda Banken AB, Class A1	29,136	369
People’s United Financial, Inc.	21,050	319
BNP Paribas SA1	3,309	194
Iron Mountain Inc.	2,895	112
		8,560
Health care 10.49%
Novartis AG1	19,363	1,781
AstraZeneca PLC[1]	13,950	981
AstraZeneca PLC (ADR)	8,490	598
Pfizer Inc.	45,480	1,417
GlaxoSmithKline PLC[1]	43,700	935
Bristol-Myers Squibb Co.	14,285	843
Merck & Co., Inc.	9,295	528
Roche Holding AG1	1,909	517
AbbVie Inc.	4,320	282
		7,882
Utilities 9.46%
National Grid PLC[1]	109,300	1,558
SSE PLC[1]	55,070	1,383
Red Eléctrica Corporación, SA1	8,075	709
American Funds Insurance Series — Capital Income Builder — Page 53 of 147

Common stocks Utilities (continued)	Shares	Value (000)
Duke Energy Corp.	8,450	$706
Infratil Ltd.[1]	226,262	530
Power Assets Holdings Ltd.[1]	53,000	512
Cheung Kong Infrastructure Holdings Ltd.[1]	67,000	494
Snam SPA[1]	84,799	418
Fortum Oyj[1]	16,126	348
EDP - Energias de Portugal, SA1	83,849	324
GDF SUEZ[1]	5,434	127
		7,109
Telecommunication services 9.41%
Verizon Communications Inc.	30,770	1,440
HKT Trust and HKT Ltd., units[1]	1,004,340	1,307
Singapore Telecommunications Ltd.[1]	290,000	851
CenturyLink, Inc.	18,365	727
Swisscom AG1	1,281	673
AT&T Inc.	18,380	617
Vodafone Group PLC[1]	138,400	474
TDC A/S1	55,720	425
NTT DoCoMo, Inc.[1]	25,300	370
Telstra Corp. Ltd.[1]	39,151	190
		7,074
Consumer discretionary 6.76%
Daimler AG1	12,371	1,032
Leggett & Platt, Inc.	17,690	754
Greene King PLC[1]	64,220	745
AB Electrolux, Series B1	20,760	609
SES SA, Class A (FDR)[1]	15,367	551
Gannett Co., Inc.	11,980	382
Bayerische Motoren Werke AG1	3,461	376
Li & Fung Ltd.[1]	314,000	294
SJM Holdings Ltd.[1]	141,000	223
Marks and Spencer Group PLC[1]	16,000	118
		5,084
Energy 6.70%
Royal Dutch Shell PLC, Class B1	33,360	1,146
ConocoPhillips	11,915	823
Enbridge Inc.	12,370	636
Crescent Point Energy Corp.	25,530	591
Kinder Morgan, Inc.	10,300	436
Eni SpA[1]	24,847	434
Exxon Mobil Corp.	4,600	425
Chevron Corp.	3,780	424
Seadrill Ltd.	10,340	124
		5,039
Information technology 6.33%
Microsoft Corp.	36,160	1,680
VTech Holdings Ltd.[1]	58,600	838
Texas Instruments Inc.	11,030	590
Xilinx, Inc.	12,940	560
American Funds Insurance Series — Capital Income Builder — Page 54 of 147

Common stocks Information technology (continued)	Shares	Value (000)
Paychex, Inc.	12,010	$554
Apple Inc.	4,872	538
		4,760
Industrials 4.10%
Siemens AG1	6,464	733
Lockheed Martin Corp.	3,655	704
BAE Systems PLC[1]	69,000	504
Boeing Co.	3,600	468
Nielsen NV	8,200	367
Safran, SA1	2,944	181
Emerson Electric Co.	2,000	123
		3,080
Materials 3.13%
Dow Chemical Co.	16,715	762
Amcor Ltd.[1]	58,498	644
Givaudan SA1	285	510
Air Products and Chemicals, Inc.	1,610	232
Nucor Corp.	4,230	207
		2,355
Miscellaneous 0.64%
Other common stocks in initial period of acquisition		477
Total common stocks (cost: $62,169,000)		61,113
Bonds, notes & other debt instruments 15.53% Mortgage-backed obligations 5.90% Commercial mortgage-backed securities 3.03%	Principal amount (000)
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A1A, 5.897% 2040[2,3]	$250	272
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[3]	500	548
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[3]	474	507
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[2,3]	239	249
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class A1A 5.409% 2046[2,3]	243	258
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A, 5.166% 2049[3]	222	234
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.707% 2043[2,3]	198	207
		2,275
Federal agency mortgage-backed obligations 2.87%
Government National Mortgage Assn. 5.616% 2059[3]	240	254
Government National Mortgage Assn. 4.81% 2060[3]	161	172
Government National Mortgage Assn. 5.46% 2060[3]	155	169
Government National Mortgage Assn. 4.664% 2061[3]	212	228
Government National Mortgage Assn. 4.797% 2061[3]	196	210
Government National Mortgage Assn. 6.856% 2061[3]	114	124
Government National Mortgage Assn. 4.559% 2062[3]	58	63
Government National Mortgage Assn. 4.625% 2062[3]	462	503
Government National Mortgage Assn. 4.356% 2063[3]	145	159
Government National Mortgage Assn. 4.491% 2063[3]	59	65
Government National Mortgage Assn. 4.549% 2063[3]	192	211
		2,158
Total mortgage-backed obligations		4,433
American Funds Insurance Series — Capital Income Builder — Page 55 of 147

Bonds, notes & other debt instruments U.S. Treasury bonds & notes 4.74% U.S. Treasury 2.78%	Principal amount (000)	Value (000)
U.S. Treasury 3.625% 2019	$150	$164
U.S. Treasury 3.50% 2020	1,450	1,582
U.S. Treasury 2.75% 2023	330	347
		2,093
U.S. Treasury inflation-protected securities 1.96%
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	1,400	1,355
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	102	116
		1,471
Total U.S. Treasury bonds & notes		3,564
Corporate bonds & notes 3.35% Financials 1.09%
American International Group, Inc. 6.40% 2020	100	119
Bank of America Corp. 5.625% 2020	100	114
Developers Diversified Realty Corp. 7.875% 2020	100	124
Goldman Sachs Group, Inc., Series D, 6.00% 2020	100	116
JPMorgan Chase & Co. 6.30% 2019	100	116
Morgan Stanley 7.30% 2019	100	119
Wells Fargo & Co. 5.625% 2017	100	111
		819
Consumer discretionary 0.87%
Comcast Corp. 5.15% 2020	100	113
Ford Motor Credit Co. 8.125% 2020	100	124
Time Warner Inc. 4.05% 2023	169	178
Time Warner Inc. 3.55% 2024	132	132
Viacom Inc. 5.625% 2019	100	112
		659
Energy 0.45%
Enbridge Energy Partners, LP, Series B, 6.50% 2018	100	113
Enterprise Products Operating LLC 6.50% 2019	100	115
Kinder Morgan Energy Partners, LP 5.30% 2020	100	108
		336
Industrials 0.16%
Caterpillar Financial Services Corp. 7.15% 2019	100	120
Health care 0.16%
McKesson Corp. 7.50% 2019	100	120
Utilities 0.16%
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	100	119
Materials 0.16%
BHP Billiton Finance (USA) Ltd. 6.50% 2019	100	118
American Funds Insurance Series — Capital Income Builder — Page 56 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples 0.15%	Principal amount (000)	Value (000)
Kraft Foods Inc. 6.125% 2018	$100	$114
Telecommunication services 0.15%
Verizon Communications Inc. 5.50% 2018	100	111
Total corporate bonds & notes		2,516
Asset-backed obligations 1.54%
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-2-A, 0.72% 2018[3]	110	110
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[3]	850	859
Santander Drive Auto Receivables Trust, Series 2011-4, Class C, 3.82% 2015[3]	189	191
		1,160
Total bonds, notes & other debt instruments (cost: $11,676,000)		11,673
Short-term securities 2.79%
ExxonMobil Corp. 0.08% due 1/27/2015	1,000	1,000
General Electric Co. 0.10% due 1/2/2015	1,100	1,100
Total short-term securities (cost: $2,100,000)		2,100
Total investment securities 99.63% (cost: $75,945,000)		74,886
Other assets less liabilities 0.37%		280
Net assets 100.00%		$75,166
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $32,245,000, which represented 42.90% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations
ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts
GBP = British pounds
American Funds Insurance Series — Capital Income Builder — Page 57 of 147

Asset Allocation FundSM
Investment portfolio
December 31, 2014
Common stocks 67.47% Information technology 11.11%	Shares	Value (000)
Microsoft Corp.	14,225,000	$660,751
ASML Holding NV (New York registered)	2,162,000	233,128
KLA-Tencor Corp.	2,500,000	175,800
Texas Instruments Inc.	3,000,000	160,395
VeriSign, Inc.[1]	2,675,000	152,475
Autodesk, Inc.[1]	2,000,000	120,120
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,000,000	111,900
Cisco Systems, Inc.	4,000,000	111,260
AAC Technologies Holdings Inc.[2]	19,000,000	100,971
Google Inc., Class A1	77,000	40,861
Google Inc., Class C1	77,000	40,533
Analog Devices, Inc.	438,026	24,319
Amphenol Corp., Class A	350,000	18,834
		1,951,347
Consumer discretionary 10.81%
Comcast Corp., Class A	7,100,000	411,871
Amazon.com, Inc.[1]	1,065,000	330,523
Home Depot, Inc.	2,405,000	252,453
Twenty-First Century Fox, Inc., Class A	4,750,000	182,424
VF Corp.	1,800,000	134,820
Gentex Corp.	3,500,000	126,455
General Motors Co.	3,500,000	122,185
Walt Disney Co.	1,150,000	108,318
NIKE, Inc., Class B	1,040,000	99,996
Johnson Controls, Inc.	1,120,000	54,141
Norwegian Cruise Line Holdings Ltd.[1]	450,000	21,042
Naspers Ltd., Class N2	140,000	18,025
Time Warner Inc.	200,000	17,084
Cooper-Standard Holdings Inc.[1]	208,685	12,079
Hyatt Hotels Corp., Class A1	127,395	7,670
Revel AC, Inc. (CVR)[1,2,3]	8,851,470	0
Revel AC, Inc.[1,2,3]	91,401	0
		1,899,086
Financials 10.01%
ACE Ltd.	2,620,000	300,986
JPMorgan Chase & Co.	4,750,000	297,255
American Express Co.	2,400,000	223,296
Citigroup Inc.	2,750,000	148,802
First Republic Bank	2,000,000	104,240
Marsh & McLennan Companies, Inc.	1,740,000	99,598
Capital One Financial Corp.	1,200,000	99,060
Bank of America Corp.	5,000,000	89,450
Goldman Sachs Group, Inc.	450,000	87,223
Allstate Corp.	1,000,000	70,250
American Funds Insurance Series — Asset Allocation Fund — Page 58 of 147

Common stocks Financials (continued)	Shares	Value (000)
Synchrony Financial[1]	2,000,000	$59,500
Sumitomo Mitsui Financial Group, Inc. (ADR)	7,500,000	54,600
Arch Capital Group Ltd.[1]	860,000	50,826
Weyerhaeuser Co.[1]	600,000	21,534
U.S. Bancorp	450,000	20,227
Moody’s Corp.	165,798	15,885
American Tower Corp.	150,000	14,828
		1,757,560
Industrials 8.00%
Lockheed Martin Corp.	2,115,000	407,286
Boeing Co.	1,720,000	223,566
Cummins Inc.	1,230,000	177,329
Danaher Corp.	1,220,000	104,566
Rockwell Collins, Inc.	1,180,000	99,687
Parker-Hannifin Corp.	700,000	90,265
General Electric Co.	3,500,000	88,445
Fastenal Co.	1,800,000	85,608
United Technologies Corp.	515,000	59,225
Precision Castparts Corp.	80,000	19,270
Rockwell Automation	165,000	18,348
Rolls-Royce Holdings PLC[1,2]	1,100,000	14,818
Waste Connections, Inc.	275,000	12,097
CEVA Group PLC[1,2,4]	6,142	4,760
Atrium Corp.[1,2,4]	535	1
		1,405,271
Health care 7.29%
Merck & Co., Inc.	6,350,000	360,616
Johnson & Johnson	2,075,000	216,983
UnitedHealth Group Inc.	1,500,000	151,635
Incyte Corp.[1]	2,000,000	146,220
Pfizer Inc.	4,210,000	131,141
Roche Holding AG2	350,000	94,864
Thermo Fisher Scientific Inc.	600,000	75,174
Bristol-Myers Squibb Co.	750,000	44,273
Humana Inc.	304,000	43,664
PerkinElmer, Inc.	300,000	13,119
Rotech Healthcare Inc.[1,2]	184,138	3,106
		1,280,795
Energy 7.19%
Chevron Corp.	1,625,000	182,292
Noble Energy, Inc.	3,600,000	170,748
Chesapeake Energy Corp.	7,700,000	150,689
Concho Resources Inc.[1]	1,238,816	123,572
Core Laboratories NV	800,000	96,272
Kinder Morgan, Inc.	2,150,000	90,967
Schlumberger Ltd.	870,000	74,307
ConocoPhillips	965,000	66,643
National Oilwell Varco Inc.	1,000,000	65,530
Denbury Resources Inc.	8,000,000	65,040
Weatherford International PLC[1]	4,000,000	45,800
Enbridge Inc.	875,450	45,007
Transocean Ltd.	2,000,000	36,660
American Funds Insurance Series — Asset Allocation Fund — Page 59 of 147

Common stocks Energy (continued)	Shares	Value (000)
Royal Dutch Shell PLC, Class B (ADR)	440,000	$30,606
FMC Technologies, Inc.[1]	400,000	18,736
		1,262,869
Materials 4.84%
FMC Corp.	3,250,000	185,347
Dow Chemical Co.	2,500,000	114,025
Potash Corp. of Saskatchewan Inc.	3,100,000	109,492
Monsanto Co.	900,000	107,523
LyondellBasell Industries NV	1,250,000	99,237
Mosaic Co.	1,850,000	84,453
Nucor Corp.	1,500,000	73,575
First Quantum Minerals Ltd.	2,700,000	38,369
Cliffs Natural Resources Inc.	2,700,000	19,278
Praxair, Inc.	135,000	17,491
NewPage Holdings Inc.[3]	11,920	1,043
		849,833
Consumer staples 4.62%
Coca-Cola Co.	3,440,000	145,237
Philip Morris International Inc.	1,750,000	142,537
Unilever NV (New York registered)	3,445,000	134,493
Nestlé SA2	1,310,000	96,025
Procter & Gamble Co.	770,000	70,139
Colgate-Palmolive Co.	920,000	63,655
Kraft Foods Group, Inc.	970,000	60,780
Kimberly-Clark Corp.	475,000	54,882
Altria Group, Inc.	375,000	18,476
PepsiCo, Inc.	150,000	14,184
Herbalife Ltd.	300,000	11,310
		811,718
Telecommunication services 0.71%
Verizon Communications Inc.	1,565,000	73,211
AT&T Inc.	1,500,000	50,385
		123,596
Utilities 0.27%
Exelon Corp.	1,250,000	46,350
Miscellaneous 2.62%
Other common stocks in initial period of acquisition		460,600
Total common stocks (cost: $8,330,362,000)		11,849,025
Convertible stocks 0.06% Industrials 0.06%
CEVA Group PLC, Series A-1, 3.253% convertible preferred[2]	6,267	6,266
CEVA Group PLC, Series A-2, 2.253% convertible preferred[2,3]	5,998	4,649
Total convertible stocks (cost: $15,028,000)		10,915
American Funds Insurance Series — Asset Allocation Fund — Page 60 of 147

Bonds, notes & other debt instruments 25.00% U.S. Treasury bonds & notes 10.96% U.S. Treasury 7.99%	Principal amount (000)	Value (000)
U.S. Treasury 0.25% 2015	$236,000	$236,156
U.S. Treasury 1.375% 2015	30,000	30,305
U.S. Treasury 1.50% 2016[5]	79,000	80,190
U.S. Treasury 2.00% 2016	10,500	10,687
U.S. Treasury 7.25% 2016	2,000	2,185
U.S. Treasury 0.875% 2017	50,000	50,023
U.S. Treasury 0.625% 2018	143,000	140,129
U.S. Treasury 3.50% 2018	20,000	21,428
U.S. Treasury 1.50% 2019	400,000	400,220
U.S. Treasury 1.50% 2019	59,000	58,619
U.S. Treasury 1.625% 2019	35,000	35,057
U.S. Treasury 1.75% 2019	21,000	21,120
U.S. Treasury 2.25% 2024	8,000	8,058
U.S. Treasury 2.375% 2024	70,000	71,280
U.S. Treasury 2.75% 2024	130,000	136,764
U.S. Treasury 3.75% 2041	12,000	14,475
U.S. Treasury 4.75% 2041	15,000	20,974
U.S. Treasury 3.125% 2043	49,500	53,170
U.S. Treasury 3.375% 2044	10,000	11,263
		1,402,103
U.S. Treasury inflation-protected securities 2.97%
U.S. Treasury Inflation-Protected Security 0.125% 2019[6]	101,337	100,429
U.S. Treasury Inflation-Protected Security 0.625% 2024[6]	179,108	180,727
U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	4,204	4,117
U.S. Treasury Inflation-Protected Security 0.625% 2043[6]	15,492	14,687
U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	194,373	222,160
		522,120
Total U.S. Treasury bonds & notes		1,924,223
Corporate bonds & notes 7.77% Financials 1.41%
American Campus Communities, Inc. 3.75% 2023	2,000	2,000
American Campus Communities, Inc. 4.125% 2024	2,835	2,869
American International Group, Inc. 3.375% 2020	5,500	5,721
Bank of America Corp., Series L, 2.65% 2019	3,500	3,529
Bank of America Corp. 4.00% 2024	5,500	5,733
Bank of Nova Scotia 2.55% 2017	6,000	6,157
BB&T Corp. 2.45% 2020	6,000	5,991
BPCE SA group 4.00% 2024	3,000	3,143
BPCE SA group 4.625% 2024[4]	2,400	2,334
BPCE SA group 5.15% 2024[4]	2,955	3,051
Brandywine Operating Partnership, LP 3.95% 2023	380	384
CIT Group Inc. 5.00% 2017	5,700	5,928
CIT Group Inc. 5.25% 2018	1,125	1,176
CIT Group Inc. 3.875% 2019	12,735	12,735
CIT Group Inc., Series C, 5.50% 2019[4]	1,100	1,164
Corporate Office Properties LP 5.25% 2024	3,595	3,868
Credit Suisse Group AG 3.625% 2024	3,950	4,023
Crescent Resources 10.25% 2017[4]	2,050	2,209
Developers Diversified Realty Corp. 7.50% 2017	3,460	3,879
Essex Portfolio L.P. 3.875% 2024	2,115	2,156
Goldman Sachs Group, Inc. 2.55% 2019	8,000	7,971
American Funds Insurance Series — Asset Allocation Fund — Page 61 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Goldman Sachs Group, Inc. 3.85% 2024	$3,000	$3,080
Hospitality Properties Trust 6.30% 2016	3,000	3,135
Hospitality Properties Trust 6.70% 2018	6,540	7,231
HSBC Holdings PLC 4.25% 2024	3,000	3,128
Icahn Enterprises Finance Corp. 3.50% 2017	8,825	8,847
Intercontinentalexchange, Inc. 2.50% 2018	7,000	7,134
Intesa Sanpaolo SpA 5.017% 2024[4]	5,730	5,571
iStar Financial Inc. 4.00% 2017	7,275	7,102
iStar Financial Inc., Series B, 9.00% 2017	2,330	2,557
JPMorgan Chase & Co. 1.35% 2017	1,515	1,516
JPMorgan Chase & Co. 3.25% 2022	3,000	3,023
JPMorgan Chase & Co. 3.20% 2023	3,000	3,004
JPMorgan Chase & Co. 3.875% 2024	6,000	6,012
Kimco Realty Corp. 6.875% 2019	2,375	2,818
Kimco Realty Corp. 3.125% 2023	2,820	2,768
Lloyds Banking Group PLC 2.30% 2018	1,810	1,829
Lloyds Banking Group PLC 4.50% 2024	6,000	6,067
MetLife Global Funding I 2.30% 2019[4]	4,720	4,743
Morgan Stanley, Series F, 3.875% 2024	9,500	9,766
Ocwen Financial Corp. 6.625% 2019[4]	2,725	2,507
PNC Financial Services Group, Inc. 2.854% 2022	1,500	1,478
PNC Financial Services Group, Inc. 3.90% 2024	6,000	6,110
Prudential Financial, Inc. 3.50% 2024	6,000	6,111
QBE Insurance Group Ltd. 2.40% 2018[4]	5,000	5,004
Rabobank Nederland 4.625% 2023	4,640	4,931
Realogy Corp. 4.50% 2019[4]	11,225	11,169
Realogy Corp. 5.25% 2021[4]	1,500	1,464
Realogy Corp., LOC, 4.40% 2016[7,8,9]	380	377
Scentre Group, 3.50% 2025[4]	3,970	3,994
Toronto-Dominion Bank 2.25% 2019	5,000	5,016
US Bancorp. 3.70% 2024	7,000	7,373
Wells Fargo & Co. 2.125% 2019	9,000	9,007
Wells Fargo & Co. 3.30% 2024	8,000	8,060
		247,953
Health care 1.28%
AbbVie Inc. 4.40% 2042	4,000	4,143
Bayer AG 2.375% 2019[4]	2,750	2,764
Celgene Corp 3.625% 2024	3,000	3,069
Celgene Corp 4.625% 2044	1,000	1,042
Centene Corp. 5.75% 2017	2,745	2,923
Centene Corp. 4.75% 2022	4,485	4,502
Community Health Systems, Inc. 5.125% 2018	1,895	1,966
ConvaTec Finance International SA 8.25% 2019[4,7,10]	5,125	5,205
DJO Finance LLC 9.75% 2017	2,835	2,849
DJO Finance LLC 7.75% 2018	5,955	5,806
DJO Finance LLC 9.875% 2018	3,015	3,075
Forest Laboratories, Inc. 5.00% 2021[4]	2,565	2,782
Gilead Sciences, Inc. 3.05% 2016	4,300	4,465
Gilead Sciences, Inc. 3.70% 2024	1,360	1,429
HCA Inc. 3.75% 2019	15,415	15,473
inVentiv Health Inc, Term Loan B4, 7.75% 2018[7,8,9]	3,075	3,065
inVentiv Health Inc. 9.00% 2018[4]	5,700	5,843
inVentiv Health Inc. 11.00% 2018[4]	4,776	4,167
American Funds Insurance Series — Asset Allocation Fund — Page 62 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
inVentiv Health Inc. 11.00% 2018[4]	$2,010	$1,764
inVentiv Health Inc. 12.00% 2018[4,7,10]	9,750	9,214
Jaguar Holding Co. 9.375% 2017[4,7,10]	300	307
Kindred Healthcare, Inc. 8.00% 2020[4]	2,925	3,123
Kinetic Concepts, Inc. 10.50% 2018	12,990	14,159
Kinetic Concepts, Inc. 12.50% 2019	7,235	8,031
McKesson Corp. 3.796% 2024	3,500	3,602
Medtronic, Inc. 4.375% 2035[4]	2,710	2,885
Medtronic, Inc. 4.625% 2045[4]	2,885	3,141
Multiplan Inc., Term Loan B, 3.75% 2021[7,8,9]	10,682	10,408
Novartis Capital Corp. 2.90% 2015	6,000	6,047
Novartis Capital Corp. 3.40% 2024	3,660	3,815
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[7,8,9]	4,637	4,570
Pfizer Inc. 2.10% 2019	4,190	4,217
Pfizer Inc. 3.40% 2024	915	954
Pfizer Inc. 4.40% 2044	3,000	3,277
PRA Holdings, Inc. 9.50% 2023[4]	1,260	1,367
Roche Holdings, Inc. 2.875% 2021[4]	8,000	8,112
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[2,7,8,9]	3,061	3,046
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[2,7,8,9]	2,400	2,388
Rotech Healthcare Inc., Term Loan, 13.00% 2020[2,7,8,9,10]	5,112	5,086
Tenet Healthcare Corp., First Lien, 4.75% 2020	5,240	5,345
Tenet Healthcare Corp., First Lien, 6.00% 2020	6,780	7,298
Tenet Healthcare Corp., First Lien, 4.50% 2021	3,725	3,748
Thermo Fisher Scientific Inc. 2.40% 2019	4,000	4,010
Thermo Fisher Scientific Inc. 4.15% 2024	4,000	4,226
VPI Escrow Corp. 6.75% 2018[4]	8,150	8,690
VPI Escrow Corp. 6.375% 2020[4]	7,530	7,897
VWR Funding, Inc. 7.25% 2017	9,195	9,643
		224,938
Telecommunication services 0.93%
Deutsche Telekom International Finance BV 9.25% 2032	3,870	6,272
Deutsche Telekom International Finance BV 4.875% 2042[4]	200	215
France Télécom 4.125% 2021	5,000	5,364
Frontier Communications Corp. 8.125% 2018	7,200	8,118
Frontier Communications Corp. 8.50% 2020	1,700	1,904
Frontier Communications Corp. 6.875% 2025	1,225	1,228
Intelsat Jackson Holding Co. 6.625% 2022	13,500	13,939
Intelsat Luxembourg Holding Co. 6.75% 2018	1,300	1,333
MetroPCS Wireless, Inc. 6.25% 2021	6,775	6,960
MetroPCS Wireless, Inc. 6.625% 2023	8,550	8,798
NII Capital Corp. 10.00% 2016[11]	9,700	3,395
NII Capital Corp. 7.875% 2019[4,11]	5,225	3,788
NII Capital Corp. 8.875% 2019[11]	3,800	1,349
NII Capital Corp. 11.375% 2019[4,11]	5,860	4,248
NII Capital Corp. 7.625% 2021[11]	13,670	2,597
Numericable Group SA, First Lien, 4.875% 2019[4]	14,350	14,278
Orange SA 5.50% 2044	3,000	3,533
SoftBank Corp. 4.50% 2020[4]	3,850	3,807
Sprint Nextel Corp. 7.00% 2020	9,200	9,246
Sprint Nextel Corp. 11.50% 2021	3,700	4,468
Sprint Nextel Corp. 7.875% 2023	10,000	9,922
Telecom Italia Capital SA 6.999% 2018	6,325	7,052
American Funds Insurance Series — Asset Allocation Fund — Page 63 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
T-Mobile US, Inc. 6.542% 2020	$6,475	$6,710
T-Mobile US, Inc. 6.375% 2025	725	738
Trilogy International Partners, LLC 10.25% 2016[4]	10,500	10,539
Verizon Communications Inc. 3.00% 2021	3,000	2,963
Verizon Communications Inc. 6.55% 2043	2,640	3,387
Verizon Communications Inc. 4.862% 2046[4]	3,000	3,089
Wind Acquisition SA 4.75% 2020[4]	7,575	7,102
Wind Acquisition SA 7.375% 2021[4]	7,000	6,624
		162,966
Industrials 0.84%
ADT Corp. 4.125% 2019	5,900	5,856
AECOM Technology Corp. 5.75% 2022[4]	1,090	1,117
Altegrity, Inc. 9.50% 2019[4]	4,300	4,096
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	17,795	14,770
Atlas Copco AB 5.60% 2017[4]	2,750	3,001
Builders Firstsource 7.625% 2021[4]	3,375	3,468
Burlington Northern Santa Fe LLC 3.00% 2023	2,500	2,497
Burlington Northern Santa Fe LLC 4.90% 2044	5,000	5,644
CEVA Group PLC, LOC, 6.50% 2021[7,8,9]	650	611
CEVA Group PLC, Term Loan B, 6.50% 2021[7,8,9]	939	882
CEVA Group PLC, Term Loan, 6.50% 2021[7,8,9]	681	640
CEVA Group PLC, Term Loan, 6.50% 2021[7,8,9]	117	110
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[8]	38	40
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[8]	5	5
CSX Corp. 3.40% 2024	1,460	1,482
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-1, 5.00% 2018[7,8,9]	1,237	1,234
Euramax International, Inc. 9.50% 2016	7,390	6,910
General Electric Capital Corp. 3.45% 2024	5,000	5,172
General Electric Co. 2.70% 2022	6,535	6,549
General Electric Co. 4.125% 2042	2,500	2,599
Hardwoods Acquisition Inc 7.50% 2021[4]	3,150	3,118
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.008% 2015[2,7,8,9]	370	352
HD Supply, Inc. 11.50% 2020	7,560	8,694
HD Supply, Inc. 5.25% 2021[4]	1,675	1,709
HDTFS Inc. 5.875% 2020	650	658
Jeld-Wen Escrow Corp., Term Loan B, 5.25% 2021[7,8,9]	6,800	6,769
KLX Inc. 5.875% 2022[4]	1,810	1,833
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[4]	5,750	5,635
Navios Maritime Holdings Inc. 7.375% 2022[4]	5,925	5,510
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	2,795	2,474
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	1,675	1,692
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[4]	4,550	4,664
Nortek Inc. 10.00% 2018	4,800	5,052
Nortek Inc. 8.50% 2021	7,845	8,433
Ply Gem Industries, Inc. 6.50% 2022	5,400	5,096
Ply Gem Industries, Inc. 6.50% 2022[4]	1,350	1,262
R.R. Donnelley & Sons Co. 7.25% 2018	4,530	5,028
R.R. Donnelley & Sons Co. 7.875% 2021	1,775	1,970
R.R. Donnelley & Sons Co. 7.00% 2022	3,500	3,771
R.R. Donnelley & Sons Co. 6.50% 2023	210	216
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	2,675	2,541
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[4,8]	48	51
US Investigations Services, Inc. 13.00% 2020[4,10]	3,668	1,632
American Funds Insurance Series — Asset Allocation Fund — Page 64 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
US Investigations Services, Inc. 14.00% 2020[4,8,10]	$252	$112
US Investigations Services, Inc. 15.00% 2021[4,10]	873	261
Volvo Treasury AB 5.95% 2015[4]	2,205	2,231
		147,447
Energy 0.83%
Alpha Natural Resources, Inc. 9.75% 2018	4,265	1,941
Alpha Natural Resources, Inc. 6.00% 2019	725	232
Alpha Natural Resources, Inc. 7.50% 2020[4]	1,925	1,218
Alpha Natural Resources, Inc. 6.25% 2021	975	302
American Energy (Marcellus), Term Loan B, 5.25% 2020[7,8,9]	1,825	1,615
American Energy (Marcellus), Term Loan A, 8.50% 2021[7,8,9]	1,475	1,265
American Energy (Permian Basin) 7.125% 2020[4]	1,450	1,080
American Energy (Permian Basin) 7.375% 2021[4]	1,325	980
Anadarko Petroleum Corp. 3.45% 2024	1,540	1,506
Anadarko Petroleum Corp. 6.45% 2036	1,370	1,651
Arch Coal, Inc. 7.00% 2019	2,300	701
Arch Coal, Inc. 8.00% 2019[4]	700	392
Arch Coal, Inc. 9.875% 2019	325	112
Arch Coal, Inc. 7.25% 2021	1,525	452
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[4]	480	464
Bonanza Creek Energy, Inc. 6.75% 2021	625	553
Canadian Natural Resources Ltd. 5.70% 2017	3,000	3,254
Cenovus Energy Inc. 3.80% 2023	3,970	3,884
CONSOL Energy Inc. 8.25% 2020	2,795	2,910
Denbury Resources Inc. 4.625% 2023	950	829
Diamond Offshore Drilling, Inc. 4.875% 2043	4,500	3,847
Enbridge Energy Partners, LP, Series B, 6.50% 2018	1,900	2,154
Enbridge Energy Partners, LP 5.20% 2020	1,150	1,254
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,454
Enbridge Inc. 4.00% 2023	8,500	8,316
EnLink Midstream Partners, LP 5.05% 2045	3,135	3,040
Enterprise Products Operating LLC 5.20% 2020	1,710	1,888
Enterprise Products Operating LLC 3.90% 2024	4,500	4,592
Exxon Mobil Corp. 1.819% 2019	7,000	7,023
Halliburton Co. 2.00% 2018	3,000	2,990
Kinder Morgan Energy Partners, LP 5.40% 2044	4,380	4,405
Kinder Morgan Energy Partners, LP 5.50% 2044	1,828	1,865
Kinder Morgan, Inc. 3.05% 2019	2,520	2,503
Laredo Petroleum, Inc. 9.50% 2019	675	675
NGL Energy Partners LP 6.875% 2021[4]	625	619
NGPL PipeCo LLC 9.625% 2019[4]	4,640	4,675
Oasis Petroleum Inc. 6.875% 2022	2,150	1,967
PDC Energy Inc. 7.75% 2022	1,825	1,743
Peabody Energy Corp. 7.375% 2016	400	413
Peabody Energy Corp. 6.00% 2018	16,085	14,678
Peabody Energy Corp. 6.25% 2021	3,675	3,156
Petróleos Mexicanos 3.50% 2023	7,000	6,713
QGOG Constellation SA 6.25% 2019[4]	850	538
Rice Energy Inc. 6.25% 2022[4]	500	468
Sabine Pass Liquefaction, LLC 5.625% 2021	700	691
Sabine Pass Liquefaction, LLC 5.75% 2024	5,050	4,981
Statoil ASA 2.75% 2021	1,925	1,934
Statoil ASA 3.25% 2024	2,850	2,865
American Funds Insurance Series — Asset Allocation Fund — Page 65 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Statoil ASA 4.25% 2041	$2,000	$2,058
StatoilHydro ASA 1.80% 2016	4,000	4,060
Targa Resources Corp. 4.125% 2019[4]	1,575	1,524
Teekay Corp. 8.50% 2020	5,680	6,346
Tesoro Logistics LP 5.50% 2019[4]	900	895
TransCanada PipeLines Ltd. 7.625% 2039	4,000	5,515
Williams Partners LP 4.00% 2021	195	196
Williams Partners LP 4.50% 2023	5,000	5,055
Williams Partners LP 3.90% 2025	2,500	2,408
Williams Partners LP 5.40% 2044	385	378
		146,223
Consumer discretionary 0.68%
21st Century Fox America, Inc. 3.70% 2024[4]	6,000	6,184
Amazon.com, Inc. 4.80% 2034	6,000	6,294
Boyd Gaming Corp. 9.125% 2018	5,945	6,123
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	7,600	7,904
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	3,900	3,968
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	2,635	2,787
Comcast Corp. 5.65% 2035	1,750	2,176
Comcast Corp. 4.75% 2044	5,500	6,154
Cooper-Standard Holdings Inc., Term Loan B, 4.00% 2021[7,8,9]	2,289	2,264
Cumulus Media Holdings Inc. 7.75% 2019	605	613
DaimlerChrysler North America Holding Corp. 2.25% 2019[4]	6,000	5,986
DISH DBS Corp. 4.25% 2018	17,275	17,685
DISH DBS Corp. 5.125% 2020	2,800	2,828
Ford Motor Credit Co. 2.597% 2019	6,000	5,974
Gannett Co., Inc. 4.875% 2021[4]	1,255	1,249
General Motors Co. 5.20% 2045	5,000	5,288
General Motors Financial Co. 3.00% 2017	1,160	1,175
General Motors Financial Co. 3.25% 2018	675	678
Home Depot, Inc. 2.00% 2019	5,500	5,519
Jaguar Land Rover PLC 4.25% 2019[4]	1,215	1,230
MGM Resorts International 8.625% 2019	7,975	9,082
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	1,425	1,514
Neiman Marcus Group LTD Inc. 8.75% 2021[4,7,10]	575	612
Time Inc., Term Loan B, 4.25% 2021[7,8,9]	5,298	5,259
Time Warner Inc. 4.05% 2023	2,630	2,764
Time Warner Inc. 4.65% 2044	2,000	2,094
Volkswagen International Finance NV 2.375% 2017[4]	5,000	5,100
Warner Music Group 5.625% 2022[4]	100	97
Wynn Macau, Ltd. 5.25% 2021[4]	750	709
		119,310
Materials 0.59%
ArcelorMittal 6.00% 2021[7]	3,040	3,173
ArcelorMittal 7.25% 2041[7]	6,500	6,597
CEMEX Finance LLC 9.375% 2022[4]	3,750	4,200
Eastman Chemical Co. 2.70% 2020	7,000	7,048
Ecolab Inc. 3.00% 2016	2,545	2,630
First Quantum Minerals Ltd. 6.75% 2020[4]	7,127	6,486
First Quantum Minerals Ltd. 7.00% 2021[4]	5,102	4,617
First Quantum Minerals Ltd. 7.25% 2022[4]	2,800	2,527
FMG Resources 6.00% 2017[4]	15,710	15,072
American Funds Insurance Series — Asset Allocation Fund — Page 66 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
FMG Resources 6.875% 2018[4,8]	$3,907	$3,555
Georgia Gulf Corp. 4.625% 2021	1,000	951
Georgia-Pacific Corp. 2.539% 2019[4]	7,000	7,005
Holcim Ltd. 5.15% 2023[4]	6,165	6,883
International Paper Co. 7.30% 2039	2,005	2,667
JMC Steel Group Inc. 8.25% 2018[4]	5,800	5,532
Reynolds Group Inc. 5.75% 2020	17,220	17,737
Tembec Industries Inc. 9.00% 2019[4]	1,685	1,662
Walter Energy, Inc. 9.50% 2019[4]	6,725	5,145
		103,487
Utilities 0.51%
American Electric Power Co. 2.95% 2022	4,020	3,950
Berkshire Hathaway Energy Co. 2.40% 2020[4]	1,245	1,241
CenterPoint Energy Resources Corp. 4.50% 2021	4,690	5,150
CMS Energy Corp. 8.75% 2019	2,000	2,506
Consumers Energy Co., First Mortgage Bonds, 3.125% 2024	4,310	4,334
Dominion Gas Holdings LLC 2.50% 2019	2,450	2,459
Duke Energy Progress Inc. 4.15% 2044	3,020	3,224
Dynegy Finance Inc. 7.375% 2022[4]	1,025	1,044
EDP Finance BV 4.125% 2020[4]	6,000	6,043
Electricité de France SA 6.95% 2039[4]	4,000	5,453
MidAmerican Energy Co. 5.95% 2017	1,375	1,529
MidAmerican Energy Co. 2.40% 2019	1,500	1,525
National Rural Utilities Cooperative Finance Corp. 2.15% 2019	7,000	7,011
Northern States Power Co. 4.125% 2044	6,000	6,375
NRG Energy, Inc. 6.25% 2022	1,525	1,567
Pacific Gas and Electric Co. 3.25% 2023	1,220	1,225
Pacific Gas and Electric Co. 3.85% 2023	6,879	7,173
Pacific Gas and Electric Co. 3.40% 2024	1,310	1,328
Pacific Gas and Electric Co. 4.30% 2045	1,270	1,309
PacifiCorp., First Mortgage Bonds, 5.65% 2018	1,250	1,413
PacifiCorp., First Mortgage Bonds, 3.60% 2024	6,695	6,933
Puget Sound Energy, Inc., First Lien, 6.50% 2020	1,245	1,465
Puget Sound Energy, Inc., First Lien, 6.00% 2021	1,790	2,097
Puget Sound Energy, Inc., First Lien, 5.625% 2022	1,965	2,277
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	3,500	3,640
Tampa Electric Co. 4.35% 2044	5,260	5,633
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[4,8]	527	560
Virginia Electric and Power Co., Series B, 5.95% 2017	1,800	2,009
		90,473
Information technology 0.43%
Alcatel-Lucent USA Inc. 4.625% 2017[4]	3,525	3,578
Alcatel-Lucent USA Inc. 6.75% 2020[4]	1,015	1,076
Alcatel-Lucent USA Inc. 8.875% 2020[4]	6,990	7,637
First Data Corp. 8.25% 2021[4]	4,350	4,676
First Data Corp. 11.75% 2021	6,260	7,215
First Data Corp. 12.625% 2021	1,000	1,190
Freescale Semiconductor, Inc. 5.00% 2021[4]	9,000	9,045
Freescale Semiconductor, Inc. 6.00% 2022[4]	10,700	11,208
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[7,8,9]	1,980	1,935
NXP BV and NXP Funding LLC 3.75% 2018[4]	8,825	8,869
Oracle Corp. 2.25% 2019	7,500	7,559
American Funds Insurance Series — Asset Allocation Fund — Page 67 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
SRA International, Inc. 11.00% 2019	$3,865	$4,126
SRA International, Inc., Term Loan B, 6.50% 2018[7,8,9]	6,083	6,090
TIBCO Software, Inc., Term Loan B, 6.50% 2020[7,8,9]	1,650	1,601
		75,805
Consumer staples 0.27%
Altria Group, Inc. 4.50% 2043	6,000	6,067
Anheuser-Busch InBev NV 3.625% 2015	3,750	3,784
British American Tobacco International Finance PLC 9.50% 2018[4]	2,470	3,112
General Mills, Inc. 2.20% 2019	3,595	3,569
Imperial Tobacco Finance PLC 3.50% 2023[4]	4,000	3,937
Kraft Foods Inc. 5.375% 2020	1,570	1,784
Pernod Ricard SA 2.95% 2017[4]	3,000	3,071
Philip Morris International Inc. 3.25% 2024	5,000	5,021
Philip Morris International Inc. 4.875% 2043	1,000	1,119
Philip Morris International Inc. 4.25% 2044	2,000	2,042
Reynolds American Inc. 6.15% 2043	580	675
Rite Aid Corp. 8.00% 2020	900	966
Walgreens Boots Alliance, Inc. 3.30% 2021	7,000	7,059
Wal-Mart Stores, Inc. 3.30% 2024	4,445	4,599
		46,805
Total corporate bonds & notes		1,365,407
Mortgage-backed obligations 4.13% Federal agency mortgage-backed obligations 3.48%
Fannie Mae 6.00% 2021[8]	68	74
Fannie Mae 6.00% 2026[8]	714	808
Fannie Mae 5.50% 2033[8]	1,195	1,343
Fannie Mae 5.50% 2033[8]	820	923
Fannie Mae 5.50% 2036[8]	1,736	1,952
Fannie Mae 5.50% 2037[8]	649	732
Fannie Mae 5.50% 2037[8]	431	481
Fannie Mae 6.00% 2037[8]	4,452	5,039
Fannie Mae 6.00% 2037[8]	71	80
Fannie Mae 6.00% 2038[8]	9,038	10,239
Fannie Mae 6.00% 2038[8]	2,800	3,179
Fannie Mae 6.00% 2038[8]	2,533	2,870
Fannie Mae 6.00% 2038[8]	192	218
Fannie Mae 6.00% 2038[8]	135	154
Fannie Mae 6.00% 2038[8]	114	130
Fannie Mae 6.00% 2039[8]	3	3
Fannie Mae 4.00% 2040[8]	8,085	8,671
Fannie Mae 4.186% 2040[7,8]	678	720
Fannie Mae 4.00% 2041[8]	6,477	6,959
Fannie Mae 4.00% 2041[8]	4,991	5,363
Fannie Mae 4.00% 2042[8]	36,199	38,896
Fannie Mae 4.00% 2043[8]	12,700	13,700
Fannie Mae 4.00% 2043[8]	9,691	10,455
Fannie Mae 4.00% 2043[8]	5,333	5,763
Fannie Mae 4.00% 2043[8]	4,545	4,904
Fannie Mae 4.00% 2043[8]	4,353	4,698
Fannie Mae 4.00% 2043[8]	3,432	3,706
Fannie Mae 4.00% 2043[8]	3,242	3,494
American Funds Insurance Series — Asset Allocation Fund — Page 68 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2043[8]	$3,155	$3,404
Fannie Mae 4.00% 2043[8]	1,000	1,068
Fannie Mae 3.50% 2045[8,12]	94,608	98,582
Fannie Mae 4.00% 2045[8,12]	108,000	114,939
Fannie Mae 4.50% 2045[8,12]	81,507	88,468
Fannie Mae 4.50% 2045[8,12]	54,493	59,045
Fannie Mae 6.00% 2045[8,12]	24,158	27,399
Fannie Mae 7.00% 2047[8]	289	326
Fannie Mae 7.00% 2047[8]	153	173
Fannie Mae 7.00% 2047[8]	11	13
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[8]	231	212
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036[8]	621	687
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037[8]	120	133
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037[8]	84	92
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[8]	297	347
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[8]	72	84
Freddie Mac 5.00% 2023[8]	446	485
Freddie Mac 6.00% 2026[8]	1,705	1,931
Freddie Mac 5.00% 2038[8]	3,189	3,520
Freddie Mac 6.50% 2038[8]	484	550
Freddie Mac 4.50% 2039[8]	528	573
Freddie Mac 5.00% 2040[8]	4,848	5,369
Freddie Mac 4.00% 2043[8]	10,640	11,422
Freddie Mac 4.00% 2043[8]	6,263	6,748
Freddie Mac 4.00% 2043[8]	6,157	6,630
Freddie Mac 4.00% 2043[8]	3,922	4,234
Freddie Mac 4.00% 2043[8]	3,778	4,067
Freddie Mac, Series T-041, Class 3-A, 6.539% 2032[7,8]	445	508
Freddie Mac, Series 3233, Class PA, 6.00% 2036[8]	1,462	1,640
Freddie Mac, Series 3312, Class PA, 5.50% 2037[8]	1,390	1,531
Government National Mortgage Assn. 3.50% 2045[8,12]	30,000	31,480
		611,214
Commercial mortgage-backed securities 0.60%
Aventura Mall Trust, Series A, 3.743% 2032[4,7,8]	5,500	5,852
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.563% 2049[7,8]	9,100	9,775
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[7,8]	2,585	2,807
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[7,8]	1,430	1,575
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.40% 2044[7,8]	2,106	2,141
COMM Mortgage Trust Series 2014-277P, Class A, 3.611% 2049[4,7,8]	5,000	5,232
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[7,8]	2,320	2,506
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[7,8]	2,889	3,022
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[8]	10,000	10,676
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[7,8]	5,000	5,428
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.467% 2037[7,8]	1,262	1,262
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[4,8]	4,484	4,604
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[4,8]	4,799	4,940
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.703% 2049[7,8]	8,543	9,179
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[8]	1,992	2,146
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[8]	1,635	1,751
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[7,8]	5,500	5,972
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.163% 2045[7,8]	2,570	2,864
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.079% 2049[7,8]	4,000	4,368
American Funds Insurance Series — Asset Allocation Fund — Page 69 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2021[4,8]	$2,650	$2,746
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 6.105% 2049[7,8]	3,868	4,211
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[8]	3,000	3,205
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[7,8]	3,000	3,207
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A-M, 5.941% 2051[7,8]	3,000	3,274
WFLD Mortgage Trust, Series 2014-MONT, Class A, 3.755% 2031[4,7,8]	2,400	2,541
		105,284
Other mortgage-backed securities 0.03%
Commonwealth Bank of Australia 0.75% 2016[4,8]	3,000	3,001
National Australia Bank 1.25% 2018[4,8]	3,000	2,963
		5,964
Collateralized mortgage-backed (privately originated) 0.02%
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034[8]	743	766
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034[8]	1,688	1,743
		2,509
Total mortgage-backed obligations		724,971
Federal agency bonds & notes 1.57%
CoBank, ACB 0.834% 2022[4,7]	1,695	1,589
Fannie Mae 0.50% 2015	75,000	75,102
Fannie Mae 2.625% 2024	11,190	11,347
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[7,8]	2,145	2,116
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[8]	5,242	5,243
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022[8]	4,000	4,068
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[7,8]	7,530	7,933
Fannie Mae, Series 2014-M1, multifamily 3.373% 2023[7,8]	9,000	9,443
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[7,8]	6,450	6,888
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[7,8]	6,215	6,430
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.477% 2024[7,8]	7,000	7,448
Freddie Mac 2.50% 2016	18,000	18,495
Freddie Mac 0.75% 2018	40,300	39,800
Freddie Mac 2.375% 2022	13,750	13,940
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019[8]	5,000	4,964
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019[8]	3,837	3,848
Freddie Mac, Series K714, Class A2, multifamily 3.034% 2020[7,8]	4,175	4,367
Freddie Mac, Series K716, Class A2, multifamily 3.132% 2021[8]	4,350	4,550
Freddie Mac, Series KS01, Class A1, multifamily 1.693% 2022[8]	4,670	4,638
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[8]	4,000	3,976
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[8]	3,680	3,674
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[8]	4,000	4,047
Freddie Mac, Series K030, Class A1, multifamily 2.779% 2022[8]	6,492	6,701
Freddie Mac, Series K027, Class A2, multifamily 2.637% 2023[8]	5,500	5,533
Freddie Mac, Series K034, Class A1, multifamily 2.669% 2023[8]	2,455	2,521
Freddie Mac, Series K028, Class A2, multifamily 3.111% 2023[8]	5,900	6,133
Freddie Mac, Series K041, Class A-2, multifamily 3.171% 2024[8]	6,000	6,238
Freddie Mac, Series K040, Class A2, multifamily 3.241% 2024[8]	4,470	4,675
		275,707
American Funds Insurance Series — Asset Allocation Fund — Page 70 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. 0.31%	Principal amount (000)	Value (000)
Colombia (Republic of) Global 5.625% 2044	$5,900	$6,667
Province of Manitoba 3.05% 2024	2,600	2,690
Slovenia (Republic of) 5.50% 2022	6,000	6,675
Spanish Government 4.00% 2018[4]	27,000	28,448
United Mexican States Government Global 3.60% 2025	4,000	4,006
United Mexican States Government Global 5.55% 2045	5,000	5,825
		54,311
Asset-backed obligations 0.26%
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[8]	4,770	4,763
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-3, 1.27% 2019[8]	1,605	1,600
Chase Issuance Trust, Series 2014-A7, Class A, 1.38% 2019[8]	8,000	8,002
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 2020[4,8]	5,460	5,456
Ford Credit Auto Lease Trust, Series 2014-B, Class A3, 0.89% 2017[8]	3,910	3,901
Ford Credit Auto Owner Trust, Series 2014-B-A3, 0.90% 2018[8]	4,060	4,057
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[4,8]	5,430	5,457
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-4, 5.46% 2035[8]	1,449	1,489
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033[8]	267	279
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-3, 1.15% 2019[8]	1,500	1,498
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76% 2018[8]	1,900	1,896
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[8]	7,000	6,965
		45,363
Total bonds, notes & other debt instruments (cost: $4,354,101,000)		4,389,982
Short-term securities 9.63%
Abbott Laboratories 0.10% due 2/2/2015[4]	10,000	9,999
Caterpillar Financial Services Corp. 0.10%–0.12% due 1/5/2015–2/19/2015	41,000	40,995
Chariot Funding, LLC 0.22% due 4/23/2015[4]	15,000	14,991
Chevron Corp. 0.10%–0.14% due 1/21/2015–4/10/2015[4]	96,400	96,387
Coca-Cola Co. 0.17% due 4/23/2015[4]	40,000	39,981
Emerson Electric Co. 0.10%–0.13% due 2/26/2015–3/11/2015[4]	42,000	41,989
ExxonMobil Corp. 0.09% due 2/5/2015	12,700	12,698
Fannie Mae 0.07%–0.11% due 1/5/2015–5/18/2015	311,100	311,051
Federal Farm Credit Banks 0.12% due 2/2/2015	25,000	25,000
Federal Home Loan Bank 0.06%–0.16% due 1/22/2015–7/31/2015	524,700	524,591
Freddie Mac 0.07%–0.18% due 2/4/2015–11/3/2015	293,600	293,514
General Electric Capital Corp. 0.19% due 1/5/2015	40,000	40,000
General Electric Co. 0.10% due 1/2/2015	19,900	19,900
John Deere Bank SA 0.11% due 1/14/2015[4]	35,900	35,898
John Deere Capital Corp. 0.09% due 1/8/2015[4]	24,800	24,799
John Deere Financial Ltd. 0.14% due 1/16/2015[4]	21,700	21,699
Paccar Financial Corp. 0.11% due 1/23/2015–1/28/2015	45,000	44,995
Private Export Funding Corp. 0.26% due 1/22/2015[4]	3,400	3,400
Procter & Gamble Co. 0.08% due 1/22/2015[4]	25,000	24,999
United Parcel Service Inc. 0.11% due 1/15/2015[4]	44,700	44,698
Wal-Mart Stores, Inc. 0.07% due 1/13/2015[4]	19,900	19,899
Total short-term securities (cost: $1,691,354,000)		1,691,483
Total investment securities 102.16% (cost: $14,390,845,000)		17,941,405
Other assets less liabilities (2.16)%		(378,537)
Net assets 100.00%		$17,562,868
American Funds Insurance Series — Asset Allocation Fund — Page 71 of 147

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $394,040,000, which represented 2.24% of the net assets of the fund. This amount includes $364,386,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $839,403,000, which represented 4.78% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $10,940,000, which represented .06% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Coupon rate may change periodically.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $0, which represented less than .01% of the net assets of the fund.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[11]	Scheduled interest and/or principal payment was not received.
[12]	A portion or all of the security purchased on a TBA basis.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.253% convertible preferred	3/10/2010–1/23/2012	$8,674	$4,649.03%
NewPage Holdings Inc.	6/22/2011–7/24/2014	2,095	1,043.00
Revel AC, Inc.	2/14/2011–10/25/2012	8,939	—	.00
Revel AC, Inc. (CVR)	2/15/2011–3/15/2013	7,911	—	.00
Total private placement securities		$27,620	$5,692.03%

Key to abbreviations
ADR = American Depositary Receipts
CVR = Contingent Value Rights
LOC = Letter of credit
TBA = To be announced
American Funds Insurance Series — Asset Allocation Fund — Page 72 of 147

Global Balanced FundSM
Investment portfolio
December 31, 2014
Common stocks 60.73% Industrials 10.43%	Shares	Value (000)
Cummins Inc.	19,200	$2,768
General Electric Co.	93,700	2,368
KONE Oyj, Class B1	49,600	2,253
Boeing Co.	17,000	2,210
BAE Systems PLC[1]	284,400	2,076
Robert Half International Inc.	30,000	1,751
Schneider Electric SE1	20,000	1,453
Rolls-Royce Holdings PLC[1,2]	105,045	1,415
ASSA ABLOY AB, Class B1	22,000	1,163
Randstad Holding NV1	22,947	1,103
Geberit AG1	3,000	1,019
TransDigm Group Inc.	4,500	884
AB Volvo, Class B1	70,000	756
International Consolidated Airlines Group, SA (CDI)[1,2]	100,000	747
Abertis Infraestructuras, SA, Class A1	27,825	550
		22,516
Financials 9.76%
Link Real Estate Investment Trust[1]	429,509	2,681
Banco Santander, SA1,2	306,406	2,562
ORIX Corp.[1]	182,000	2,275
AIA Group Ltd.[1]	380,000	2,092
JPMorgan Chase & Co.	32,700	2,046
Bankia, SA1,2	1,179,000	1,748
Deutsche Bank AG1	51,750	1,564
Wells Fargo & Co.	24,000	1,316
Prudential PLC[1]	56,000	1,289
BNP Paribas SA1	19,230	1,130
AXA SA1	40,300	931
Goldman Sachs Group, Inc.	3,000	582
Sumitomo Mitsui Financial Group, Inc.[1]	13,500	488
Suncorp Group Ltd.[1]	30,564	348
		21,052
Consumer staples 8.45%
Nestlé SA1	40,240	2,950
Pernod Ricard SA1	22,220	2,464
Lorillard, Inc.	33,900	2,134
British American Tobacco PLC[1]	35,950	1,953
Altria Group, Inc.	31,000	1,527
SABMiller PLC[1]	28,500	1,475
Costco Wholesale Corp.	10,170	1,441
Lenta Ltd. (GDR)[1,2]	191,700	1,296
PepsiCo, Inc.	11,000	1,040
American Funds Insurance Series — Global Balanced Fund — Page 73 of 147

Common stocks Consumer staples (continued)	Shares	Value (000)
Philip Morris International Inc.	12,700	$1,034
Procter & Gamble Co.	10,000	911
		18,225
Information technology 8.14%
ASML Holding NV1	47,969	5,139
Microsoft Corp.	103,000	4,784
Murata Manufacturing Co., Ltd.[1]	12,600	1,376
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	300,000	1,324
Cisco Systems, Inc.	36,000	1,001
OMRON Corp.[1]	20,000	897
Google Inc., Class A2	800	425
Google Inc., Class C2	800	421
Texas Instruments Inc.	15,000	802
Nintendo Co., Ltd.[1]	7,400	771
KLA-Tencor Corp.	9,000	633
		17,573
Health care 6.43%
Merck & Co., Inc.	79,120	4,493
Novartis AG1	27,860	2,562
Humana Inc.	12,780	1,836
AstraZeneca PLC[1]	16,000	1,126
Bayer AG1	8,000	1,094
Novo Nordisk A/S, Class B1	25,000	1,058
Pfizer Inc.	28,000	872
Bristol-Myers Squibb Co.	14,000	826
		13,867
Consumer discretionary 6.38%
Comcast Corp., Class A	49,930	2,897
Home Depot, Inc.	21,030	2,208
SES SA, Class A (FDR)[1]	53,700	1,926
HUGO BOSS AG1	12,600	1,547
Tiffany & Co.	12,600	1,346
Amazon.com, Inc.[2]	4,100	1,272
Industria de Diseño Textil, SA1	32,100	920
Carnival Corp., units	19,000	861
General Motors Co.	22,500	786
		13,763
Energy 3.39%
Royal Dutch Shell PLC, Class B1	71,220	2,447
Chevron Corp.	13,030	1,462
ConocoPhillips	18,906	1,305
Enbridge Inc.	21,055	1,083
Spectra Energy Corp	27,800	1,009
		7,306
Materials 3.19%
MeadWestvaco Corp.	34,000	1,509
Dow Chemical Co.	33,000	1,505
Potash Corp. of Saskatchewan Inc.	36,000	1,272
E.I. du Pont de Nemours and Co.	12,000	887
Nucor Corp.	12,000	589
American Funds Insurance Series — Global Balanced Fund — Page 74 of 147

Common stocks Materials (continued)	Shares	Value (000)
L’Air Liquide SA1	2,556	$315
L’Air Liquide SA, bonus shares[1]	1,724	213
Rio Tinto PLC[1]	11,000	507
Cliffs Natural Resources Inc.	13,000	93
		6,890
Telecommunication services 1.41%
Orange[1]	60,000	1,020
HKT Trust and HKT Ltd., units[1]	702,196	914
Verizon Communications Inc.	13,850	648
Telstra Corp. Ltd.[1]	96,500	469
		3,051
Utilities 1.12%
EDP - Energias de Portugal, SA1	625,000	2,417
Miscellaneous 2.03%
Other common stocks in initial period of acquisition		4,379
Total common stocks (cost: $110,011,000)		131,039
Preferred securities 0.08% Financials 0.08%
PNC Financial Services Group, Inc., Series P, noncumulative depositary shares	6,000	166
Total preferred securities (cost: $150,000)		166
Convertible bonds 0.41% Consumer staples 0.41%	Principal amount (000)
Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR9,230	873
Total convertible bonds (cost: $1,198,000)		873
Bonds, notes & other debt instruments 30.38% Bonds & notes of governments & government agencies outside the U.S. 13.58%
Belgium (Kingdom of), Series 68, 2.25% 2023	€300	411
Bermuda Government 5.603% 2020	$200	220
Bermuda Government 4.854% 2024[3]	200	209
Chilean Government 5.50% 2020	CLP50,000	87
Colombia (Republic of), Series B, 5.00% 2018	COP335,000	137
Colombia (Republic of), Series B, 6.00% 2028	453,000	166
Colombia (Republic of) Global 4.375% 2021	$200	212
French Government O.A.T. Eurobond 0.50% 2019	€150	184
French Government O.A.T. Eurobond 1.00% 2018	300	376
French Government O.A.T. Eurobond 2.25% 2024	150	206
French Government O.A.T. Eurobond 1.75% 2024	250	329
French Government O.A.T. Eurobond 3.25% 2045	170	270
German Government, Series 6, 4.00% 2016	100	128
German Government, Series 8, 4.25% 2018	230	321
German Government 3.00% 2020	700	984
German Government 2.25% 2021	60	83
American Funds Insurance Series — Global Balanced Fund — Page 75 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
German Government 2.00% 2022	€500	$681
German Government 2.50% 2044	225	346
India (Republic of) 7.28% 2019	INR30,000	466
India (Republic of) 8.83% 2023	10,000	167
Indonesia (Republic of), Series 71, 9.00% 2029	IDR400,000	35
Indonesia (Republic of) 8.375% 2034	1,300,000	106
Irish Government 4.50% 2020	€100	146
Irish Government 5.00% 2020	100	152
Irish Government 3.90% 2023	510	753
Irish Government 3.40% 2024	250	359
Irish Government 5.40% 2025	100	167
Irish Government 2.40% 2030	50	65
Israeli Government 3.15% 2023	$400	409
Italian Government 4.25% 2020	€500	704
Italian Government 5.50% 2022	275	427
Italian Government 4.50% 2024	400	596
Italian Government 4.75% 2044	50	78
Japanese Government, Series 269, 1.30% 2015	¥12,500	105
Japanese Government, Series 336, 0.10% 2016	5,000	42
Japanese Government, Series 115, 0.20% 2018	85,000	715
Japanese Government, Series 315, 1.20% 2021	30,000	269
Japanese Government, Series 17, 0.10% 2023[4]	10,360	91
Japanese Government, Series 116, 2.20% 2030	33,000	335
Japanese Government, Series 36, 2.00% 2042	20,000	197
Japanese Government, Series 42, 1.70% 2044	25,000	231
Morocco Government 4.25% 2022	$200	201
Netherlands Government 1.00% 2017	100	100
Netherlands Government Eurobond 4.00% 2019	€150	214
Netherlands Government Eurobond 2.25% 2022	625	860
Netherlands Government Eurobond 2.00% 2024	175	238
Netherlands Government Eurobond 5.50% 2028	100	189
Norwegian Government 4.25% 2017	NKr1,370	198
Norwegian Government 3.75% 2021	2,900	449
Norwegian Government 3.00% 2024	4,200	635
Polish Government, Series 1020, 5.25% 2020	PLN3,250	1,068
Polish Government, Series 1021, 5.75% 2021	2,070	711
Queensland Treasury Corp., Series 24, 5.75% 2024	A$370	367
Russian Federation 6.20% 2018	RUB6,900	90
Russian Federation 7.50% 2018	11,600	155
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR3,525	304
South Africa (Republic of), Series R-214, 6.50% 2041	2,900	195
South Korean Government, Series 2106, 4.25% 2021	KRW412,000	416
Spanish Government 4.00% 2018[3]	$500	527
Spanish Government 5.40% 2023	€670	1,061
Spanish Government 2.75% 2024	490	654
State of Qatar 3.125% 2017[3]	$250	261
Swedish Government, Series 1057, 1.50% 2023	SKr6,400	870
United Kingdom 2.75% 2015	£200	312
United Kingdom 1.25% 2018	70	110
United Kingdom 1.75% 2019	300	480
United Kingdom 2.00% 2020	150	242
United Kingdom 3.75% 2020	75	133
United Kingdom 1.75% 2022	550	870
United Kingdom 2.25% 2023	355	580
United Kingdom 5.00% 2025	100	203
American Funds Insurance Series — Global Balanced Fund — Page 76 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Kingdom 4.50% 2034	£60	$125
United Kingdom 4.75% 2038	70	156
United Kingdom 4.25% 2040	50	105
United Kingdom 3.25% 2044	250	450
United Kingdom 4.25% 2046	250	542
United Mexican States Government 4.00% 2019[4]	MXN3,166	235
United Mexican States Government 2.00% 2022[4]	3,694	247
United Mexican States Government Global 3.60% 2025	$200	200
United Mexican States Government 4.00% 2040[4]	MXN2,639	202
United Mexican States Government, Series M10, 8.00% 2015	1,800	127
United Mexican States Government, Series M10, 7.75% 2017	5,500	408
United Mexican States Government, Series M, 6.50% 2021	13,000	930
United Mexican States Government, Series M20, 10.00% 2024	7,600	676
United Mexican States Government, Series M30, 10.00% 2036	2,500	238
		29,299
U.S. Treasury bonds & notes 6.96% U.S. Treasury 5.20%
U.S. Treasury 1.75% 2015	$145	146
U.S. Treasury 1.50% 2016	70	71
U.S. Treasury 2.00% 2016	70	71
U.S. Treasury 0.875% 2017	400	399
U.S. Treasury 1.00% 2017	445	447
U.S. Treasury 0.625% 2018	200	196
U.S. Treasury 0.875% 2018	200	199
U.S. Treasury 1.25% 2018	1,000	994
U.S. Treasury 1.375% 2018	500	501
U.S. Treasury 1.375% 2018	300	300
U.S. Treasury 1.50% 2018	200	201
U.S. Treasury 1.25% 2019	50	50
U.S. Treasury 1.50% 2019	500	497
U.S. Treasury 1.625% 2019	1,925	1,930
U.S. Treasury 1.625% 2019	1,110	1,111
U.S. Treasury 1.625% 2019	750	751
U.S. Treasury 1.75% 2019	400	402
U.S. Treasury 3.125% 2019	225	240
U.S. Treasury 1.375% 2020	150	147
U.S. Treasury 3.50% 2020	200	218
U.S. Treasury 2.00% 2021	108	109
U.S. Treasury 2.125% 2021	200	202
U.S. Treasury 2.00% 2022	75	75
U.S. Treasury 1.75% 2023	100	97
U.S. Treasury 2.25% 2024	250	252
U.S. Treasury 2.50% 2024	500	515
U.S. Treasury 4.375% 2038	100	131
U.S. Treasury 2.875% 2043	480	491
U.S. Treasury 3.75% 2043	200	241
U.S. Treasury 3.375% 2044	200	225
		11,209
U.S. Treasury inflation-protected securities 1.76%
U.S. Treasury Inflation-Protected Security 0.125% 2017[4]	125	126
U.S. Treasury Inflation-Protected Security 0.125% 2019[4]	1,277	1,265
U.S. Treasury Inflation-Protected Security 0.375% 2023[4]	459	456
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	150	145
American Funds Insurance Series — Global Balanced Fund — Page 77 of 147

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	$1,170	$1,181
U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	63	74
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	484	553
		3,800
Total U.S. Treasury bonds & notes		15,009
Corporate bonds & notes 6.79% Financials 1.96%
American Campus Communities, Inc. 3.75% 2023	100	100
American International Group, Inc. 4.125% 2024	100	107
AvalonBay Communities, Inc. 3.625% 2020	100	104
AvalonBay Communities, Inc. 2.85% 2023	20	19
Bank of America Corp. 4.00% 2024	375	391
Barclays Bank PLC 6.625% 2022	€140	219
Berkshire Hathaway Inc. 3.00% 2022	$75	76
BNP Paribas 5.00% 2021	100	113
Boston Properties, Inc. 3.70% 2018	100	106
CaixaBank, SA 5.00% 2023[5]	€100	130
Citigroup Inc. 3.953% 2016	$75	78
Citigroup Inc. 4.45% 2017	75	79
Citigroup Inc. 3.75% 2024	105	108
Corporate Office Properties Trust 3.60% 2023	65	63
Goldman Sachs Group, Inc. 5.75% 2022	70	81
Goldman Sachs Group, Inc. 3.625% 2023	150	152
Goldman Sachs Group, Inc. 4.00% 2024	60	62
HSBC Holdings PLC 4.00% 2022	100	107
JPMorgan Chase & Co. 3.25% 2022	28	28
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated)[5]	135	143
Kimco Realty Corp., Series C, 5.783% 2016	100	105
Lloyds Banking Group PLC 6.50% 2020	€210	314
Morgan Stanley 1.75% 2016	$150	151
Morgan Stanley 3.70% 2024	55	56
PNC Financial Services Group, Inc. 2.854% 2022	100	99
Prologis, Inc. 3.375% 2024	€100	139
Rabobank Nederland 3.875% 2023	100	138
Simon Property Group, LP 3.375% 2022	$100	103
VEB Finance Ltd. 6.902% 2020[3]	100	81
WEA Finance LLC 2.70% 2019[3]	200	200
WEA Finance LLC 3.75% 2024[3]	200	203
Wells Fargo & Co. 4.60% 2021	100	111
Wells Fargo & Co. 3.30% 2024	250	252
		4,218
Energy 1.09%
Chevron Corp. 2.355% 2022	150	146
Devon Energy Corp. 3.25% 2022	90	89
Ecopetrol SA 5.875% 2045	100	93
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	75	68
Gazprom OJSC 5.875% 2015	€100	120
Kinder Morgan Energy Partners, LP 3.50% 2016	$100	102
Kinder Morgan Energy Partners, LP 3.50% 2021	30	30
Kinder Morgan Energy Partners, LP 5.50% 2044	200	204
Kinder Morgan, Inc. 4.30% 2025	150	151
American Funds Insurance Series — Global Balanced Fund — Page 78 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Pemex Project Funding Master Trust 5.75% 2018	$200	$216
Petrobras International Finance Co. 5.375% 2021	80	74
Petróleos Mexicanos 4.875% 2022	100	105
Petróleos Mexicanos 6.50% 2041	45	52
Spectra Energy Partners, LP 2.95% 2016	75	77
Statoil ASA 3.125% 2017	40	42
Statoil ASA 1.95% 2018	25	25
Statoil ASA 3.15% 2022	160	162
Statoil ASA 3.70% 2024	50	52
StatoilHydro ASA 2.45% 2023	100	95
Total Capital International 2.875% 2022	250	248
Transocean Inc. 5.05% 2016	25	25
Transocean Inc. 2.50% 2017	25	22
Transocean Inc. 6.375% 2021	50	46
Williams Partners LP 4.50% 2023	100	101
		2,345
Health care 0.83%
AbbVie Inc. 2.90% 2022	60	59
Aetna Inc. 2.75% 2022	50	49
Bayer AG 3.375% 2024[3]	200	204
Becton, Dickinson and Co. 3.734% 2024	75	77
Gilead Sciences, Inc. 3.70% 2024	100	105
Gilead Sciences, Inc. 3.50% 2025	200	206
Humana Inc. 3.15% 2022	100	97
Medtronic, Inc. 3.50% 2025[3]	250	256
Novartis Capital Corp. 2.90% 2015	50	50
Novartis Capital Corp. 3.40% 2024	100	104
Novartis Securities Investment Ltd. 5.125% 2019	25	28
Pfizer Inc. 2.10% 2019	100	101
Pfizer Inc. 3.40% 2024	200	209
Pfizer Inc. 4.40% 2044	200	218
Roche Holdings, Inc. 6.00% 2019[3]	29	34
		1,797
Telecommunication services 0.73%
Deutsche Telekom International Finance BV 2.25% 2017[3]	150	152
Deutsche Telekom International Finance BV 6.00% 2017	€75	101
Orange SA 2.75% 2019	$140	143
Verizon Communications Inc. 2.625% 2020[3]	40	40
Verizon Communications Inc. 2.45% 2022	125	118
Verizon Communications Inc. 5.15% 2023	630	696
Verizon Communications Inc. 3.50% 2024	253	249
Verizon Communications Inc. 6.55% 2043	34	44
Verizon Communications Inc. 4.862% 2046[3]	33	34
		1,577
Consumer staples 0.60%
Altria Group, Inc. 2.625% 2020	100	100
Altria Group, Inc. 4.75% 2021	150	166
Altria Group, Inc. 4.25% 2042	150	144
Coca-Cola Co. 1.80% 2016	85	86
ConAgra Foods, Inc. 1.90% 2018	25	25
Kraft Foods Inc. 3.50% 2022	100	103
American Funds Insurance Series — Global Balanced Fund — Page 79 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
PepsiCo, Inc. 2.50% 2016	$50	$51
Pernod Ricard SA 4.45% 2022[3]	150	161
Philip Morris International Inc. 1.875% 2019	100	100
Philip Morris International Inc. 2.90% 2021	100	102
Procter & Gamble Co. 1.45% 2016	20	20
Wal-Mart Stores, Inc. 2.80% 2016	150	154
Wal-Mart Stores, Inc. 2.55% 2023	75	74
		1,286
Industrials 0.45%
Boeing Company 0.95% 2018	45	44
Burlington Northern Santa Fe LLC 3.40% 2024	35	36
General Electric Capital Corp. 2.30% 2017	165	169
General Electric Capital Corp. 3.15% 2022	50	51
General Electric Capital Corp. 3.10% 2023	100	101
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[5]	100	117
Red de Carreteras de Occidente 9.00% 2028[6]	MXN2,000	133
Union Pacific Corp. 2.95% 2023	$100	101
United Technologies Corp. 3.10% 2022	215	220
		972
Consumer discretionary 0.40%
Comcast Corp. 4.65% 2042	75	82
DaimlerChrysler North America Holding Corp. 1.875% 2018[3]	150	151
McDonald’s Corp. 3.50% 2020	50	53
NBCUniversal Media, LLC 4.375% 2021	50	55
President & Fellows of Harvard College 3.619% 2037	150	151
Thomson Reuters Corp. 4.30% 2023	75	80
Time Warner Inc. 4.75% 2021	150	164
Viacom Inc. 4.25% 2023	55	57
Viacom Inc. 3.875% 2024	75	75
		868
Utilities 0.39%
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017	125	139
Berkshire Hathaway Energy Co. 3.50% 2025[3]	150	151
Duke Energy Corp. 3.75% 2024	70	73
E.ON International Finance BV 5.80% 2018[3]	25	28
MidAmerican Energy Holdings Co. 2.00% 2018	100	100
National Grid PLC 6.30% 2016	40	43
Niagara Mohawk Power Corp. 3.508% 2024[3]	85	88
Pacific Gas and Electric Co. 3.85% 2023	70	73
PacifiCorp., First Mortgage Bonds, 3.60% 2024	30	31
PSEG Power LLC 2.75% 2016	15	16
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	100	104
		846
Information technology 0.27%
First Data Corp. 7.375% 2019[3]	75	79
International Business Machines Corp. 1.95% 2016	200	204
International Business Machines Corp. 1.25% 2018	100	99
Samsung Electronics America, Inc. 1.75% 2017[3]	200	201
		583
American Funds Insurance Series — Global Balanced Fund — Page 80 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 0.07%	Principal amount (000)	Value (000)
Monsanto Co. 4.40% 2044	$100	$104
Rio Tinto Finance (USA) Ltd. 2.50% 2016	50	51
		155
Total corporate bonds & notes		14,647
Mortgage-backed obligations 3.05%
Fannie Mae 2.50% 2028[6]	178	182
Fannie Mae 5.00% 2041[6]	94	105
Fannie Mae 5.00% 2041[6]	36	40
Fannie Mae 4.50% 2041[6]	101	111
Fannie Mae 4.00% 2043[6]	306	329
Fannie Mae 3.50% 2045[6,7]	750	781
Fannie Mae 4.50% 2045[6,7]	1,050	1,140
Fannie Mae 3.50% 2045[6,7]	1,625	1,689
Fannie Mae 4.00% 2045[6,7]	1,825	1,942
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[3,6]	230	230
WFLD Mortgage Trust, Series 2014-MONT, Class A, 3.755% 2031[3,5,6]	30	32
		6,581
Total bonds, notes & other debt instruments (cost: $66,396,000)		65,536
Short-term securities 10.52%
Federal Home Loan Bank 0.10% due 2/20/2015	6,500	6,500
Freddie Mac 0.05% due 1/9/2015	5,900	5,900
General Electric Co. 0.10% due 1/2/2015	3,300	3,300
Sumitomo Mitsui Banking Corp. 0.12% due 1/13/2015[3]	3,000	3,000
Victory Receivables Corp. 0.16% due 1/5/2015[3]	4,000	4,000
Total short-term securities (cost: $22,699,000)		22,700
Total investment securities 102.12% (cost: $200,454,000)		220,314
Other assets less liabilities (2.12)%		(4,565)
Net assets 100.00%		$215,749
American Funds Insurance Series — Global Balanced Fund — Page 81 of 147

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $69,790,000, which represented 32.35% of the net assets of the fund. This amount includes $69,262,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,322,000, which represented 4.78% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	A portion or all of the security purchased on a TBA basis.

Key to abbreviations and symbols
CDI = CREST Depository Interest	CLP = Chilean pesos	INR = Indian rupees	PLN = Polish zloty
FDR = Fiduciary Depositary Receipts	COP = Colombian pesos	¥ = Japanese yen	RUB = Russian rubles
GDR = Global Depositary Receipts	€ = Euros	KRW = South Korean won	SKr = Swedish kronor
TBA = To be announced	£ = British pounds	MXN = Mexican pesos	ZAR = South African rand
A$ = Australian dollars	IDR = Indonesian rupiah	NKr = Norwegian kroner
American Funds Insurance Series — Global Balanced Fund — Page 82 of 147

Bond FundSM
Investment portfolio
December 31, 2014
Bonds, notes & other debt instruments 95.74% U.S. Treasury bonds & notes 37.80% U.S. Treasury 30.56%	Principal amount (000)	Value (000)
U.S. Treasury 0.625% 2016[1]	$25,000	$25,034
U.S. Treasury 7.50% 2016	35,000	39,468
U.S. Treasury 0.75% 2017[1]	109,229	108,819
U.S. Treasury 8.75% 2017	50,000	59,313
U.S. Treasury 0.75% 2018	16,250	16,005
U.S. Treasury 1.00% 2018	12,500	12,377
U.S. Treasury 1.25% 2018	218,100	216,702
U.S. Treasury 1.25% 2018	21,750	21,592
U.S. Treasury 1.375% 2018	108,000	108,110
U.S. Treasury 1.50% 2018	86,875	87,289
U.S. Treasury 1.00% 2019	32,750	31,958
U.S. Treasury 1.50% 2019	185,000	183,822
U.S. Treasury 1.50% 2019	178,755	177,602
U.S. Treasury 1.50% 2019	43,000	43,024
U.S. Treasury 1.625% 2019	310,000	310,825
U.S. Treasury 1.625% 2019	152,750	152,910
U.S. Treasury 1.625% 2019	152,625	152,875
U.S. Treasury 1.625% 2019	573	572
U.S. Treasury 1.75% 2019	155,320	156,205
U.S. Treasury 1.125% 2020	67,300	65,381
U.S. Treasury 1.25% 2020	44,425	43,488
U.S. Treasury 1.375% 2020	68,250	66,979
U.S. Treasury 2.00% 2020	17,000	17,146
U.S. Treasury 8.75% 2020	40,000	55,000
U.S. Treasury 2.125% 2021	55,000	55,560
U.S. Treasury 3.625% 2021	7,500	8,260
U.S. Treasury 1.625% 2022	22,776	22,088
U.S. Treasury 1.625% 2022	22,665	22,035
U.S. Treasury 1.75% 2023	22,750	22,142
U.S. Treasury 2.00% 2023	44,809	44,613
U.S. Treasury 2.25% 2024	96,985	97,682
U.S. Treasury 2.375% 2024	180,000	183,290
U.S. Treasury 2.75% 2024	40,050	42,134
U.S. Treasury 7.625% 2025	20,000	29,969
U.S. Treasury 6.125% 2027	25,000	35,598
U.S. Treasury 3.75% 2041	19,565	23,600
U.S. Treasury 3.625% 2043	75,400	88,713
U.S. Treasury 3.00% 2044	88,679	93,189
U.S. Treasury 3.125% 2044	3,341	3,596
		2,924,965
U.S. Treasury inflation-protected securities 7.24%
U.S. Treasury Inflation-Protected Security 0.50% 2015[2]	41,286	40,750
U.S. Treasury Inflation-Protected Security 1.625% 2015[2]	21,035	20,997
U.S. Treasury Inflation-Protected Security 0.125% 2018[2]	12,327	12,296
American Funds Insurance Series — Bond Fund — Page 83 of 147

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	$150,739	$149,387
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	3,307	3,212
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	74,152	71,752
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	189,641	191,355
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	4,785	5,506
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	172,855	197,385
		692,640
Total U.S. Treasury bonds & notes		3,617,605
Corporate bonds & notes 29.87% Financials 7.40%
ACE INA Holdings Inc. 2.60% 2015	2,580	2,621
ACE INA Holdings Inc. 3.35% 2024	350	354
Alexandria Real Estate Equities, Inc. 2.75% 2020	3,720	3,689
Alexandria Real Estate Equities, Inc. 3.90% 2023	3,690	3,708
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	154
American Campus Communities, Inc. 3.75% 2023	4,050	4,050
American Campus Communities, Inc. 4.125% 2024	6,680	6,760
American Express Co. 6.15% 2017	2,500	2,787
American Express Co. 1.55% 2018	8,500	8,426
American International Group, Inc. 2.30% 2019	3,050	3,056
American International Group, Inc. 3.375% 2020	1,155	1,201
American International Group, Inc. 4.125% 2024	3,300	3,520
American International Group, Inc. 4.50% 2044	3,945	4,185
American Tower Corp. 3.40% 2019	7,525	7,666
Assicurazioni Generali SPA 7.75% 2042[3]	€3,100	4,701
Assicurazioni Generali SPA 10.125% 2042	3,800	6,380
AvalonBay Communities, Inc. 3.625% 2020	$5,885	6,129
AXA SA 8.60% 2030	2,625	3,573
Bank of America Corp. 3.75% 2016	3,415	3,539
Bank of America Corp. 2.60% 2019	14,463	14,584
Bank of America Corp., Series L, 2.65% 2019	11,412	11,507
Bank of America Corp. 3.30% 2023	6,995	7,003
Bank of America Corp. 4.00% 2024	1,480	1,543
Bank of America Corp. junior subordinated 6.50% noncumulative (undated)[3]	900	918
Barclays Bank PLC 2.50% 2019	5,175	5,249
Barclays Bank PLC 6.00% 2021	€6,775	10,070
Barclays Bank PLC 10.179% 2021[4]	$13,250	17,834
BB&T Corp. 2.45% 2020	13,000	12,981
Berkshire Hathaway Inc. 4.40% 2042	735	794
BNP Paribas 4.25% 2024	660	668
BPCE SA group 2.50% 2019	300	302
BPCE SA group 5.70% 2023[4]	23,390	25,191
BPCE SA group 4.50% 2025[4]	3,225	3,158
Brandywine Operating Partnership, LP 4.95% 2018	5,295	5,696
CIT Group Inc. 3.875% 2019	2,100	2,100
CIT Group Inc., Series C, 5.50% 2019[4]	2,750	2,910
Citigroup Inc. 2.50% 2019	10,750	10,766
Citigroup Inc. 2.55% 2019	17,239	17,370
Citigroup Inc. 8.50% 2019	969	1,209
Citigroup Inc., Series N, junior subordinated 5.80% (undated)[3]	3,840	3,850
CME Group Inc. 5.30% 2043	3,995	4,860
CNA Financial Corp. 6.50% 2016	3,750	4,059
American Funds Insurance Series — Bond Fund — Page 84 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
CNA Financial Corp. 7.35% 2019	$1,800	$2,153
CNA Financial Corp. 7.25% 2023	3,000	3,747
CNA Financial Corp. 3.95% 2024	455	461
Credit Suisse Group AG 1.375% 2017	10,750	10,729
Credit Suisse Group AG 2.30% 2019	10,750	10,743
Credit Suisse Group AG 3.00% 2021	1,000	997
Crescent Resources 10.25% 2017[4]	1,350	1,455
DCT Industrial Trust Inc. 4.50% 2023	3,760	3,923
Developers Diversified Realty Corp. 5.50% 2015	1,105	1,121
Developers Diversified Realty Corp. 9.625% 2016	10,920	11,993
Developers Diversified Realty Corp. 7.50% 2017	2,650	2,971
Developers Diversified Realty Corp. 4.75% 2018	775	828
Developers Diversified Realty Corp. 7.875% 2020	3,155	3,896
ERP Operating LP 7.125% 2017	380	434
ERP Operating LP 3.00% 2023	2,735	2,672
Essex Portfolio L.P. 3.25% 2023	685	664
Essex Portfolio L.P. 3.875% 2024	1,500	1,529
Goldman Sachs Group, Inc. 2.55% 2019	2,980	2,969
Goldman Sachs Group, Inc. 5.75% 2022	5,000	5,789
Goldman Sachs Group, Inc. 3.625% 2023	5,000	5,072
Goldman Sachs Group, Inc. 3.85% 2024	11,490	11,798
Goldman Sachs Group, Inc. 4.00% 2024	17,650	18,344
Goldman Sachs Group, Inc., Series L, 5.70% 2049[3]	1,182	1,200
Goodman Funding Pty Ltd. 6.00% 2022[4]	11,850	13,525
HBOS PLC 6.75% 2018[4]	8,315	9,288
Hospitality Properties Trust 6.30% 2016	300	314
Hospitality Properties Trust 5.625% 2017	2,900	3,108
Hospitality Properties Trust 6.70% 2018	6,140	6,788
Hospitality Properties Trust 5.00% 2022	1,470	1,551
Hospitality Properties Trust 4.50% 2023	3,705	3,777
Hospitality Properties Trust 4.50% 2025	1,925	1,942
HSBC Holdings PLC 5.25% 2044	975	1,096
Intercontinentalexchange, Inc. 2.50% 2018	1,295	1,320
Intercontinentalexchange, Inc. 4.00% 2023	2,445	2,578
Intesa Sanpaolo SpA 5.017% 2024[4]	1,955	1,901
iStar Financial Inc. 4.875% 2018	1,650	1,627
iStar Financial Inc. 5.00% 2019	3,725	3,632
JPMorgan Chase & Co. 3.40% 2015	7,000	7,092
JPMorgan Chase & Co. 3.875% 2024	1,540	1,543
JPMorgan Chase & Co., Series-V, junior subordinated, perpetual, 5.00% (undated)[3]	1,000	983
Kimco Realty Corp., Series C, 4.904% 2015	1,120	1,126
Kimco Realty Corp. 5.70% 2017	4,250	4,632
Kimco Realty Corp. 6.875% 2019	3,975	4,716
Leucadia National Corp. 5.50% 2023	770	791
Liberty Mutual Group Inc. 6.70% 2016[4]	3,750	4,071
Liberty Mutual Group Inc. 4.85% 2044[4]	1,525	1,556
Lloyds Banking Group PLC 6.50% 2020[4]	875	1,015
Lloyds Banking Group PLC 4.50% 2024	11,900	12,032
Merrill Lynch & Co., Inc. 4.625% 2018	€6,515	8,877
MetLife Capital Trust IV, junior subordinated 7.875% 2067[3,4]	$2,505	3,213
MetLife Capital Trust X, junior subordinated 9.25% 2068[3,4]	300	431
MetLife Global Funding I 2.30% 2019[4]	675	678
Metlife, Inc. 3.60% 2024	1,055	1,085
Morgan Stanley 3.80% 2016	5,000	5,168
American Funds Insurance Series — Bond Fund — Page 85 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Morgan Stanley 2.125% 2018	$23,980	$24,015
Morgan Stanley 2.375% 2019	4,675	4,661
Morgan Stanley 2.50% 2019	14,600	14,627
Morgan Stanley 3.70% 2024	10,991	11,163
Morgan Stanley, Series F, 3.875% 2024	1,300	1,336
New York Life Global Funding 1.45% 2017[4]	1,250	1,247
New York Life Global Funding 2.10% 2019[4]	1,250	1,256
NN Group NV, 4.50% (undated)[3]	€8,750	10,580
Nordea Bank AB 4.875% 2021[4]	$700	759
Piedmont Operating Partnership LP 3.40% 2023	365	354
PNC Bank 2.40% 2019	13,500	13,572
PNC Financial Services Group, Inc. 2.854% 2022	6,050	5,960
PNC Financial Services Group, Inc. 3.90% 2024	1,000	1,018
PNC Funding Corp. 3.30% 2022	9,000	9,270
PRICOA Global Funding I 1.35% 2017[4]	300	299
Prologis, Inc. 2.75% 2019	6,630	6,731
Prologis, Inc. 3.35% 2021	10,900	11,061
Prologis, Inc. 4.25% 2023	7,410	7,843
Prudential Financial, Inc. 2.30% 2018	2,175	2,202
Prudential Financial, Inc. 3.50% 2024	12,395	12,624
Prudential Financial, Inc. 4.60% 2044	925	979
QBE Insurance Group Ltd. 2.40% 2018[4]	5,710	5,715
Rabobank Nederland 4.625% 2023	15,185	16,136
Realogy Corp. 4.50% 2019[4]	1,800	1,791
Realogy Corp. 5.25% 2021[4]	925	903
Realogy Corp., LOC, 4.40% 2016[3,5,6]	132	131
Regions Financial Corp., Series A-I, 5.20% 2015	205	207
Regions Financial Corp. 5.75% 2015	1,840	1,878
Regions Financial Corp. 2.00% 2018	11,475	11,373
Royal Bank of Canada 1.50% 2018	2,700	2,687
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[3,4]	2,450	2,769
RSA Insurance Group PLC 9.375% 2039[3]	£6,450	12,369
Ryman Hospitality Properties, Inc. 5.00% 2021	$2,800	2,800
Scentre Group 2.375% 2019[4]	3,605	3,583
Scentre Group, 3.50% 2025[4]	6,190	6,227
Simon Property Group, LP 10.35% 2019	5,655	7,403
Svenska Handelsbanken AB 2.25% 2019	1,000	1,006
UBS AG 5.75% 2018	2,240	2,522
UDR, Inc., Series A, 5.25% 2015	5,400	5,407
UDR, Inc. 3.70% 2020	500	519
Unum Group 7.125% 2016	3,400	3,717
Unum Group 5.625% 2020	1,100	1,242
UnumProvident Finance Co. PLC 6.85% 2015[4]	767	804
WEA Finance LLC 1.75% 2017[4]	540	537
WEA Finance LLC 2.70% 2019[4]	7,610	7,616
WEA Finance LLC 3.75% 2024[4]	3,375	3,432
Wells Fargo & Co. 3.30% 2024	5,480	5,521
		707,917
Energy 3.86%
Alpha Natural Resources, Inc. 9.75% 2018	1,000	455
Alpha Natural Resources, Inc. 6.00% 2019	503	161
Alpha Natural Resources, Inc. 7.50% 2020[4]	3,000	1,897
Alpha Natural Resources, Inc. 6.25% 2021	1,425	442
American Funds Insurance Series — Bond Fund — Page 86 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
American Energy (Marcellus), Term Loan B, 5.25% 2020[3,5,6]	$550	$487
American Energy (Marcellus), Term Loan A, 8.50% 2021[3,5,6]	1,875	1,608
American Energy (Permian Basin) 7.125% 2020[4]	2,075	1,546
American Energy (Permian Basin) 7.375% 2021[4]	725	537
American Energy (Woodford LLC), 9.00% 2022[4]	1,000	650
Anadarko Petroleum Corp. 6.375% 2017	10,000	11,126
Anadarko Petroleum Corp. 8.70% 2019	1,255	1,539
Arch Coal, Inc. 7.00% 2019	1,875	572
Arch Coal, Inc. 7.25% 2021	1,525	452
Boardwalk Pipeline Partners 3.375% 2023	3,750	3,422
Boardwalk Pipelines, LP 4.95% 2024	1,525	1,519
BP Capital Markets PLC 0.657% 2016[3]	14,560	14,569
Canadian Natural Resources Ltd. 3.45% 2021	3,440	3,399
Canadian Natural Resources Ltd. 3.80% 2024	280	275
Cenovus Energy Inc. 3.80% 2023	1,120	1,096
Chevron Corp. 2.193% 2019	2,145	2,155
Chevron Corp. 2.355% 2022	5,000	4,857
CONSOL Energy Inc. 8.25% 2020	4,900	5,102
CONSOL Energy Inc. 5.875% 2022[4]	2,625	2,454
Denbury Resources Inc. 4.625% 2023	1,000	872
Devon Energy Corp. 2.25% 2018	7,310	7,290
Devon Energy Corp. 3.25% 2022	5,200	5,117
Diamond Offshore Drilling, Inc. 4.875% 2043	10,375	8,870
Ecopetrol SA 5.875% 2045	2,165	2,013
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,940	9,000
Enbridge Energy Partners, LP 9.875% 2019	10,500	13,295
Enbridge Energy Partners, LP 5.20% 2020	5,655	6,169
Enbridge Energy Partners, LP 4.20% 2021	9,025	9,440
Enbridge Inc. 4.00% 2023	7,030	6,878
Enbridge Inc. 4.50% 2044	5,250	4,550
EnLink Midstream Partners, LP 2.70% 2019	155	153
EnLink Midstream Partners, LP 4.40% 2024	525	533
EnLink Midstream Partners, LP 5.05% 2045	1,880	1,823
Enterprise Products Operating LLC 2.55% 2019	2,095	2,076
Enterprise Products Operating LLC 5.20% 2020	1,260	1,391
Enterprise Products Operating LLC 4.05% 2022	5,000	5,196
Enterprise Products Operating LLC 3.35% 2023	1,275	1,263
Enterprise Products Operating LLC 3.90% 2024	885	903
Enterprise Products Operating LLC 3.75% 2025	7,010	7,051
Enterprise Products Operating LLC 4.85% 2044	2,580	2,701
Exxon Mobil Corp. 1.819% 2019	880	883
Exxon Mobil Corp. 3.176% 2024	440	455
Harvest Operations Corp. 2.125% 2018[4]	840	836
Husky Energy Inc. 7.25% 2019	3,390	3,979
Jupiter Resources Inc. 8.50% 2022[4]	2,000	1,515
Kinder Morgan Energy Partners, LP 6.85% 2020	7,650	8,797
Kinder Morgan Energy Partners, LP 3.50% 2021	555	547
Kinder Morgan Energy Partners, LP 3.50% 2023	3,175	3,020
Kinder Morgan Energy Partners, LP 4.15% 2024	4,025	4,022
Kinder Morgan Energy Partners, LP 4.25% 2024	1,080	1,084
Kinder Morgan Energy Partners, LP 6.50% 2037	900	1,015
Kinder Morgan Energy Partners, LP 5.00% 2043	525	501
Kinder Morgan Energy Partners, LP 5.40% 2044	5,845	5,878
Kinder Morgan Energy Partners, LP 5.50% 2044	1,680	1,714
American Funds Insurance Series — Bond Fund — Page 87 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan, Inc. 4.30% 2025	$9,150	$9,199
Kinder Morgan, Inc. 5.30% 2034	1,895	1,929
Kinder Morgan, Inc. 5.55% 2045	9,650	9,920
NGL Energy Partners LP 6.875% 2021[4]	1,000	990
NGPL PipeCo LLC 7.119% 2017[4]	3,025	2,987
NGPL PipeCo LLC 9.625% 2019[4]	4,850	4,886
Oasis Petroleum Inc. 6.875% 2022	1,125	1,029
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[4,5]	2,691	2,469
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 2023[4,5]	217	195
PDC Energy Inc. 7.75% 2022	2,275	2,173
Peabody Energy Corp. 6.00% 2018	3,300	3,011
Peabody Energy Corp. 6.25% 2021	2,200	1,889
Petrobras Global Finance Co. 6.25% 2024	6,455	6,158
Petrobras International Finance Co. 2.875% 2015	1,000	996
Petrobras International Finance Co. 5.75% 2020	190	184
Petrobras International Finance Co. 5.375% 2021	2,360	2,199
Petrobras International Finance Co. 6.875% 2040	2,240	2,084
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[4,5]	2,124	2,007
Ras Laffan Liquefied Natural Gas II 5.298% 2020[5]	678	731
Ras Laffan Liquefied Natural Gas III 5.832% 2016[5]	758	791
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	3,375	3,459
Rice Energy Inc. 6.25% 2022[4]	1,075	1,005
Sabine Pass Liquefaction, LLC 5.625% 2021	3,300	3,259
Sabine Pass Liquefaction, LLC 5.625% 2023	1,300	1,277
Sabine Pass Liquefaction, LLC 5.75% 2024	1,330	1,312
Samson Investment Co. 9.75% 2020	4,000	1,677
Samson Investment Co., Term Loan B, 5.00% 2018[3,5,6]	150	119
Shell International Finance BV 3.10% 2015	5,000	5,064
Spectra Energy Partners, LP 2.95% 2018	1,615	1,654
Spectra Energy Partners, LP 4.75% 2024	1,150	1,235
Statoil ASA 0.524% 2018[3]	5,275	5,273
Statoil ASA 1.95% 2018	6,640	6,645
Statoil ASA 2.25% 2019	1,640	1,643
Statoil ASA 2.75% 2021	4,350	4,370
Statoil ASA 3.25% 2024	4,945	4,972
Tesoro Logistics LP 5.50% 2019[4]	525	522
Tesoro Logistics LP 6.25% 2022[4]	2,200	2,205
Total Capital Canada Ltd. 2.75% 2023	2,140	2,080
Total Capital International 3.75% 2024	12,000	12,458
TransCanada PipeLines Ltd. 6.50% 2018	10,900	12,376
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067[3]	11,145	10,839
Transocean Inc. 2.50% 2017	795	703
Transocean Inc. 6.375% 2021	4,435	4,097
Transocean Inc. 3.80% 2022	2,780	2,256
Western Gas Partners LP 2.60% 2018	280	281
Williams Companies, Inc. 4.55% 2024	2,590	2,413
Williams Partners LP 3.80% 2015	2,950	2,959
Williams Partners LP 5.25% 2020	6,035	6,559
Williams Partners LP 4.50% 2023	500	505
Williams Partners LP 4.30% 2024	10,060	10,060
Williams Partners LP 3.90% 2025	1,680	1,618
Williams Partners LP 5.40% 2044	555	545
American Funds Insurance Series — Bond Fund — Page 88 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Williams Partners LP 4.90% 2045	$455	$428
Woodside Finance Ltd. 4.60% 2021[4]	6,535	6,972
		369,817
Health care 3.84%
AbbVie Inc. 1.75% 2017	9,750	9,779
AbbVie Inc. 2.90% 2022	19,050	18,788
AbbVie Inc. 4.40% 2042	1,115	1,155
Aetna Inc. 1.50% 2017	3,755	3,729
Aetna Inc. 2.20% 2019	400	398
Aetna Inc. 4.75% 2044	250	277
Amgen Inc. 2.20% 2019	70	70
Baxter International Inc. 1.85% 2018	2,565	2,555
Bayer AG 2.375% 2019[4]	6,855	6,890
Bayer AG 3.00% 2021[4]	1,000	1,010
Bayer AG 3.375% 2024[4]	1,590	1,621
Becton, Dickinson and Co. 1.80% 2017	8,750	8,789
Becton, Dickinson and Co. 2.675% 2019	4,425	4,488
Becton, Dickinson and Co. 3.734% 2024	6,060	6,249
Becton, Dickinson and Co. 4.685% 2044	5,025	5,434
Boston Scientific Corp. 6.00% 2020	3,675	4,146
Cardinal Health, Inc. 1.90% 2017	4,710	4,750
Cardinal Health, Inc. 1.70% 2018	1,400	1,392
Celgene Corp 3.625% 2024	2,750	2,814
Celgene Corp 4.625% 2044	9,575	9,972
Centene Corp. 5.75% 2017	2,050	2,183
DJO Finance LLC 7.75% 2018	175	171
DJO Finance LLC 8.75% 2018	2,215	2,315
DJO Finance LLC 9.875% 2018	2,070	2,111
Endo Finance LLC & Endo Finco Inc. 7.00% 2019[4]	430	450
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[4]	685	687
Express Scripts Inc. 3.125% 2016	19,500	20,056
Express Scripts Inc. 2.65% 2017	6,250	6,394
Forest Laboratories, Inc. 5.00% 2021[4]	1,035	1,122
Gilead Sciences, Inc. 3.70% 2024	3,660	3,846
Gilead Sciences, Inc. 3.50% 2025	8,865	9,118
Gilead Sciences, Inc. 4.80% 2044	1,460	1,626
Gilead Sciences, Inc. 4.50% 2045	3,400	3,649
Grifols Worldwide Operations Ltd. 5.25% 2022[4]	800	820
HCA Inc. 6.375% 2015	1,000	1,002
HCA Inc. 3.75% 2019	720	723
HCA Inc. 6.50% 2020	1,550	1,741
Humana Inc. 2.625% 2019	2,000	2,002
Humana Inc. 3.85% 2024	8,650	8,781
Humana Inc. 4.95% 2044	12,245	13,072
inVentiv Health Inc. 11.00% 2018[4]	2,365	2,063
inVentiv Health Inc. 12.00% 2018[3,4,7]	3,398	3,211
Kindred Healthcare, Inc. 8.00% 2020[4]	1,175	1,254
Kinetic Concepts, Inc. 10.50% 2018	1,230	1,341
Kinetic Concepts, Inc. 12.50% 2019	2,295	2,547
McKesson Corp. 3.25% 2016	3,051	3,125
McKesson Corp. 1.292% 2017	1,300	1,294
McKesson Corp. 2.284% 2019	8,810	8,800
McKesson Corp. 3.796% 2024	7,160	7,369
American Funds Insurance Series — Bond Fund — Page 89 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
McKesson Corp. 4.883% 2044	$1,705	$1,886
Medtronic, Inc. 2.50% 2020[4]	1,785	1,792
Medtronic, Inc. 3.50% 2025[4]	14,150	14,506
Medtronic, Inc. 4.375% 2035[4]	1,505	1,602
Medtronic, Inc. 4.625% 2044	450	486
Medtronic, Inc. 4.625% 2045[4]	28,195	30,692
Merck & Co., Inc. 2.80% 2023	9,950	9,899
Multiplan Inc., Term Loan B, 3.75% 2021[3,5,6]	3,145	3,065
Novartis Capital Corp. 3.40% 2024	8,370	8,725
Omnicare, Inc. 4.75% 2022	150	153
Omnicare, Inc. 5.00% 2024	175	180
Ortho-Clinical Diagnostics Inc. 6.625% 2022[4]	1,660	1,494
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[3,5,6]	949	935
Pfizer Inc. 7.20% 2039	450	656
Pfizer Inc. 3.40% 2024	2,085	2,174
Pfizer Inc. 4.40% 2044	2,355	2,573
Roche Holdings, Inc. 2.25% 2019[4]	12,435	12,528
Roche Holdings, Inc. 6.00% 2019[4]	12,118	13,995
Roche Holdings, Inc. 2.875% 2021[4]	10,750	10,901
Roche Holdings, Inc. 3.35% 2024[4]	3,740	3,873
Roche Holdings, Inc. 4.00% 2044[4]	200	211
Tenet Healthcare Corp., First Lien, 6.25% 2018	500	544
Tenet Healthcare Corp., First Lien, 6.00% 2020	1,340	1,442
Tenet Healthcare Corp., First Lien, 4.50% 2021	625	629
Thermo Fisher Scientific Inc. 1.30% 2017	310	308
Thermo Fisher Scientific Inc. 2.40% 2019	150	150
Thermo Fisher Scientific Inc. 3.30% 2022	1,180	1,184
Thermo Fisher Scientific Inc. 4.15% 2024	1,750	1,849
Thermo Fisher Scientific Inc. 5.30% 2044	750	865
UnitedHealth Group Inc. 1.40% 2017	3,020	3,019
UnitedHealth Group Inc. 2.875% 2023	10,540	10,491
VPI Escrow Corp. 6.75% 2018[4]	3,000	3,199
VPI Escrow Corp. 6.375% 2020[4]	2,435	2,554
VWR Funding, Inc. 7.25% 2017	2,500	2,622
WellPoint, Inc. 2.30% 2018	7,440	7,487
WellPoint, Inc. 2.25% 2019	1,250	1,239
WellPoint, Inc. 3.50% 2024	1,000	1,009
		368,096
Utilities 3.50%
AES Corp. 8.00% 2020	2,000	2,295
AES Corp. 7.375% 2021	975	1,107
American Electric Power Co. 1.65% 2017	2,870	2,873
American Electric Power Co. 2.95% 2022	2,000	1,965
Berkshire Hathaway Energy Co. 3.50% 2025[4]	4,095	4,130
Berkshire Hathaway Energy Co. 4.50% 2045[4]	13,830	14,532
Boston Gas Co. 4.487% 2042[4]	470	508
Calpine Corp. 5.375% 2023	2,500	2,528
Calpine Corp. 7.875% 2023[4]	937	1,038
CEZ, a s 4.25% 2022[4]	5,285	5,642
Cleveland Electric Illuminating Co. 8.875% 2018	7,475	9,233
CMS Energy Corp. 8.75% 2019	6,984	8,752
CMS Energy Corp. 5.05% 2022	16,788	18,850
CMS Energy Corp. 3.875% 2024	3,595	3,740
American Funds Insurance Series — Bond Fund — Page 90 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
CMS Energy Corp. 4.875% 2044	$2,915	$3,202
Comision Federal de Electricidad 4.875% 2024[4]	600	629
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	5,645	6,061
Dominion Gas Holdings LLC 2.50% 2019	2,835	2,845
Dominion Gas Holdings LLC 3.60 2024	9,176	9,354
Dominion Gas Holdings LLC 4.60 2044	6,500	6,837
Duke Energy Corp. 3.95% 2023	2,520	2,677
Duke Energy Corp. 3.75% 2024	2,995	3,122
Dynegy Finance Inc. 6.75% 2019[4]	380	387
Dynegy Finance Inc. 7.375% 2022[4]	1,125	1,146
Dynegy Finance Inc. 7.625% 2024[4]	1,430	1,460
E.ON International Finance BV 5.80% 2018[4]	5,000	5,581
EDP Finance BV 4.125% 2020[4]	1,000	1,007
Electricité de France SA 2.15% 2019[4]	145	145
Electricité de France SA 4.60% 2020[4]	1,191	1,313
Enel Società per Azioni 8.75% 2073[3,4]	1,000	1,166
Eskom Holdings SOC Ltd. 6.75% 2023[4]	1,400	1,456
Iberdrola Finance Ireland 5.00% 2019[4]	2,575	2,844
MidAmerican Energy Co. 3.50% 2024	520	539
MidAmerican Energy Holdings Co. 5.75% 2018	7,740	8,680
MidAmerican Energy Holdings Co. 3.75% 2023	15,890	16,598
Midwest Generation, LLC, Series B, 8.56% 2016[5,8,9]	324	327
National Grid PLC 6.30% 2016	2,815	3,041
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	13,750	17,927
National Rural Utilities Cooperative Finance Corp. 3.40% 2023	1,800	1,865
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	5,500	6,568
Niagara Mohawk Power Corp. 3.508% 2024[4]	7,875	8,127
Niagara Mohawk Power Corp. 4.278% 2034[4]	1,000	1,062
NV Energy, Inc 6.25% 2020	10,219	12,021
Pacific Gas and Electric Co. 2.45% 2022	7,500	7,229
Pacific Gas and Electric Co. 3.25% 2023	5,815	5,837
Pacific Gas and Electric Co. 3.85% 2023	1,195	1,246
Pacific Gas and Electric Co. 3.40% 2024	4,445	4,507
Pacific Gas and Electric Co. 4.75% 2044	1,000	1,104
Pacific Gas and Electric Co. 4.30% 2045	1,670	1,721
PG&E Corp. 2.40% 2019	3,810	3,820
Progress Energy, Inc. 7.05% 2019	3,180	3,772
Progress Energy, Inc. 7.75% 2031	1,920	2,788
PSEG Power LLC 2.75% 2016	3,400	3,487
Public Service Co. of Colorado 5.80% 2018	7,860	8,940
Public Service Co. of Colorado 3.20% 2020	5,000	5,209
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,460	2,735
Public Service Electric and Gas Co. 2.00% 2019	500	499
Puget Sound Energy, Inc., First Lien, 6.50% 2020	5,896	6,938
Puget Sound Energy, Inc., First Lien, 6.00% 2021	11,161	13,075
Puget Sound Energy, Inc., First Lien, 5.625% 2022	9,057	10,496
Southern Co. 2.15% 2019	10,675	10,618
Tampa Electric Co. 2.60% 2022	5,250	5,146
Tampa Electric Co. 4.10% 2042	3,240	3,326
Tampa Electric Co. 4.35% 2044	625	669
Teco Finance, Inc. 4.00% 2016	80	83
Teco Finance, Inc. 5.15% 2020	4,026	4,501
TXU, Term Loan, 4.65% 2017[3,5,6,9]	3,749	2,427
Virginia Electric and Power Co. 1.20% 2018	5,400	5,337
American Funds Insurance Series — Bond Fund — Page 91 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Virginia Electric and Power Co. 2.95% 2022	$3,090	$3,126
Virginia Electric and Power Co. 4.45% 2044	8,295	9,099
Xcel Energy Inc. 4.70% 2020	1,800	2,000
		334,915
Consumer discretionary 3.28%
Amazon.com, Inc. 2.60% 2019	750	758
Amazon.com, Inc. 3.30% 2021	500	508
Amazon.com, Inc. 3.80% 2024	1,680	1,725
Amazon.com, Inc. 4.80% 2034	425	446
Amazon.com, Inc. 4.95% 2044	1,010	1,048
AOL Time Warner Inc. 7.625% 2031	1,750	2,446
Bed Bath & Beyond Inc. 5.165% 2044	2,500	2,614
Boyd Gaming Corp. 9.125% 2018	3,600	3,708
Burger King Corp. 6.00% 2022[4]	2,075	2,137
CBS Corp. 2.30% 2019	1,000	989
CBS Corp. 4.90% 2044	300	306
Cedar Fair, LP 5.375% 2024[4]	400	398
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	2,725	2,834
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	3,450	3,510
Cinemark USA, Inc. 5.125% 2022	1,050	1,032
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	700	740
Comcast Corp. 5.85% 2015	4,525	4,734
Comcast Corp. 6.30% 2017	1,880	2,131
Comcast Corp. 5.15% 2020	2,500	2,835
Comcast Corp. 4.20% 2034	580	609
Comcast Corp. 4.75% 2044	3,175	3,553
Cox Communications, Inc. 2.95% 2023[4]	7,750	7,446
Cumulus Media Inc., Term Loan B, 4.25% 2020[3,5,6]	1,697	1,645
DaimlerChrysler North America Holding Corp. 1.25% 2016[4]	7,000	7,022
DaimlerChrysler North America Holding Corp. 1.45% 2016[4]	2,940	2,954
DaimlerChrysler North America Holding Corp. 2.625% 2016[4]	8,000	8,201
DaimlerChrysler North America Holding Corp. 1.10% 2018[3,4]	7,500	7,602
DaimlerChrysler North America Holding Corp. 2.875% 2021[4]	21,000	21,218
DaimlerChrysler North America Holding Corp. 3.25% 2024[4]	1,180	1,191
Delta 2 (Formula One), Term Loan B, 4.75% 2021[3,5,6]	875	856
Delta 2 (Formula One), Term Loan B, 7.75% 2022[3,5,6]	475	464
Dollar General Corp. 4.125% 2017	622	642
Dollar General Corp. 1.875% 2018	1,211	1,171
Ford Motor Credit Co. 2.375% 2018	3,290	3,311
Ford Motor Credit Co. 2.375% 2019	24,900	24,751
Ford Motor Credit Co. 2.597% 2019	12,525	12,472
Ford Motor Credit Co. 3.664% 2024	500	502
Gannett Co., Inc. 5.125% 2019	1,130	1,161
Gannett Co., Inc. 4.875% 2021[4]	290	289
Gannett Co., Inc. 6.375% 2023	340	362
General Motors Co. 4.00% 2025	1,030	1,035
General Motors Co. 5.00% 2035	15,385	16,071
General Motors Co. 5.20% 2045	425	449
General Motors Financial Co. 3.25% 2018	675	678
General Motors Financial Co. 6.75% 2018	300	340
General Motors Financial Co. 4.375% 2021	2,400	2,508
Grupo Televisa, SAB 7.25% 2043	MXN6,080	355
Hilton Worldwide, Term Loan B, 3.50% 2020[3,5,6]	$1,990	1,970
American Funds Insurance Series — Bond Fund — Page 92 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Home Depot, Inc. 4.40% 2021	$7,500	$8,355
Limited Brands, Inc. 7.00% 2020	1,192	1,359
Limited Brands, Inc. 6.625% 2021	2,724	3,078
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	2,000	2,060
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	975	1,046
MGM Resorts International 7.50% 2016	1,875	1,983
MGM Resorts International 6.75% 2020	875	921
MGM Resorts International 7.75% 2022	2,000	2,220
Michaels Stores, Inc. 5.875% 2020[4]	2,050	2,081
Mohegan Tribal Gaming Authority 11.00% 2018[3,4,7]	3,300	3,234
NBC Universal Enterprise, Inc. 5.25% (undated)[4]	2,375	2,476
NBCUniversal Media, LLC 5.15% 2020	10,000	11,361
NBCUniversal Media, LLC 2.875% 2023	2,500	2,502
NCL Corp. Ltd. 5.25% 2019[4]	725	734
Needle Merger Sub Corp. 8.125% 2019[4]	3,500	3,272
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	950	1,009
Neiman Marcus Group LTD Inc. 8.75% 2021[3,4,7]	1,160	1,235
Neiman Marcus, Term Loan B, 4.25% 2020[3,5,6]	4,950	4,856
News America Inc. 4.50% 2021	7,930	8,692
News America Inc. 4.00% 2023	1,100	1,170
News America Inc. 6.15% 2037	1,000	1,257
PETCO Animal Supplies, Inc. 9.25% 2018[4]	5,000	5,250
Pinnacle Entertainment, Inc. 6.375% 2021	1,025	1,061
Playa Resorts Holding BV 8.00% 2020[4]	1,725	1,729
Playa Resorts Holding BV, Term Loan B, 4.00% 2019[3,5,6]	766	755
RCI Banque 3.50% 2018[4]	8,280	8,579
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	1,200	1,281
Schaeffler Holding Finance BV 6.25% 2019[4,7]	2,500	2,587
Seminole Tribe of Florida 7.804% 2020[4,5]	750	799
Six Flags Entertainment Corp. 5.25% 2021[4]	2,500	2,512
Stackpole Intl. 7.75% 2021[4]	2,815	2,829
Target Corp. 6.00% 2018	3,000	3,383
Thomson Reuters Corp. 1.30% 2017	285	284
Thomson Reuters Corp. 1.65% 2017	5,445	5,416
Thomson Reuters Corp. 4.30% 2023	240	256
Thomson Reuters Corp. 5.65% 2043	635	737
Time Inc. 5.75% 2022[4]	1,125	1,091
Time Inc., Term Loan B, 4.25% 2021[3,5,6]	846	839
Time Warner Inc. 2.10% 2019	330	325
Time Warner Inc. 4.05% 2023	450	473
Time Warner Inc. 3.55% 2024	300	299
Time Warner Inc. 6.20% 2040	5,450	6,658
Toyota Motor Credit Corp. 2.125% 2019	1,000	1,004
Toys "R" Us-Delaware, Inc., Term Loan B2, 5.25% 2018[3,5,6]	1,107	827
Univision Communications Inc., Term Loan D, 4.00% 2020[3,5,6]	1,992	1,952
Viacom Inc. 2.75% 2019	2,515	2,523
Viacom Inc. 4.25% 2023	1,950	2,014
Viacom Inc. 4.85% 2034	6,455	6,627
Viacom Inc. 5.85% 2043	5,150	5,748
Viacom Inc. 5.25% 2044	1,105	1,173
Volkswagen Group of America Finance, LLC 2.45% 2019[4]	520	524
Volkswagen International Finance NV 4.00% 2020[4]	4,200	4,531
Walt Disney Co. 5.50% 2019	5,000	5,712
American Funds Insurance Series — Bond Fund — Page 93 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Weather Company, Term Loan, 7.00% 2020[3,5,6]	$500	$477
Wynn Macau, Ltd. 5.25% 2021[4]	3,100	2,929
		313,812
Consumer staples 2.90%
Altria Group, Inc. 2.625% 2020	435	437
Altria Group, Inc. 2.85% 2022	5,650	5,499
Altria Group, Inc. 4.00% 2024	150	157
Altria Group, Inc. 9.95% 2038	3,200	5,491
Altria Group, Inc. 10.20% 2039	3,100	5,414
Altria Group, Inc. 4.50% 2043	3,000	3,033
Altria Group, Inc. 5.375% 2044	6,100	6,971
Anheuser-Busch InBev NV 3.625% 2015	2,525	2,548
Anheuser-Busch InBev NV 4.125% 2015	10,000	10,009
British American Tobacco International Finance PLC 9.50% 2018[4]	14,137	17,810
C&S Group Enterprises LLC 5.375% 2022[4]	1,950	1,940
Coca-Cola Co. 1.50% 2015	8,110	8,192
Coca-Cola Co. 3.15% 2020	6,285	6,579
ConAgra Foods, Inc. 1.30% 2016	6,725	6,727
ConAgra Foods, Inc. 1.90% 2018	7,175	7,133
ConAgra Foods, Inc. 3.20% 2023	11,295	11,083
ConAgra Foods, Inc. 4.65% 2043	6,254	6,553
Constellation Brands, Inc. 3.875% 2019	2,100	2,121
Constellation Brands, Inc. 4.25% 2023	400	398
CVS Caremark Corp. 2.25% 2018	500	505
CVS Caremark Corp. 2.25% 2019	1,060	1,057
CVS Caremark Corp. 5.30% 2043	3,395	4,075
General Mills, Inc. 1.40% 2017	430	429
General Mills, Inc. 2.20% 2019	310	308
Imperial Tobacco Finance PLC 2.05% 2018[4]	4,252	4,231
Imperial Tobacco Finance PLC 3.50% 2023[4]	2,835	2,790
Ingles Markets, Inc. 5.75% 2023	1,575	1,585
Kraft Foods Inc. 1.625% 2015	3,880	3,897
Kraft Foods Inc. 2.25% 2017	3,485	3,545
Kraft Foods Inc. 5.00% 2042	370	409
Kroger Co. 3.90% 2015	7,500	7,663
Kroger Co. 2.95% 2021	1,495	1,485
Kroger Co. 5.00% 2042	250	273
Kroger Co. 5.15% 2043	3,300	3,772
Mondelez International, Inc. 4.00% 2024	555	582
PepsiCo, Inc. 2.50% 2016	5,000	5,111
Pernod Ricard SA 4.25% 2022[4]	1,875	1,985
Pernod Ricard SA 4.45% 2022[4]	22,870	24,523
Philip Morris International Inc. 1.875% 2019	17,375	17,286
Philip Morris International Inc. 3.25% 2024	4,750	4,770
Philip Morris International Inc. 4.875% 2043	800	896
Philip Morris International Inc. 4.25% 2044	9,075	9,267
Reynolds American Inc. 3.25% 2022	4,500	4,391
Reynolds American Inc. 4.85% 2023	6,430	6,933
Reynolds American Inc. 6.15% 2043	4,855	5,651
SABMiller Holdings Inc. 2.45% 2017[4]	7,410	7,564
SABMiller Holdings Inc. 2.20% 2018[4]	785	788
SABMiller Holdings Inc. 3.75% 2022[4]	3,800	3,972
Smithfield Foods, Inc. 5.25% 2018[4]	1,000	1,020
American Funds Insurance Series — Bond Fund — Page 94 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Stater Bros. Holdings Inc., Term Loan B, 4.75% 2021[3,5,6]	$499	$494
Tyson Foods, Inc. 2.65% 2019	600	606
Tyson Foods, Inc. 3.95% 2024	1,050	1,088
Tyson Foods, Inc. 5.15% 2044	6,680	7,533
Wal-Mart Stores, Inc. 5.80% 2018	7,395	8,365
WM. Wrigley Jr. Co 2.40% 2018[4]	500	504
WM. Wrigley Jr. Co 3.375% 2020[4]	19,230	19,681
WM. Wrigley Jr. Co. 2.90% 2019[4]	500	507
		277,636
Industrials 1.88%
AAF Holdings LLC 12.75% 2019[3,4,7]	625	609
AECOM Technology Corp. 5.75% 2022[4]	1,125	1,153
AerCap Holdings NV 2.75% 2017[4]	150	147
Altegrity, Inc. 9.50% 2019[4]	2,000	1,905
Atlas Copco AB 5.60% 2017[4]	2,340	2,553
B/E Aerospace, Inc., Term Loan B, 4.00% 2021[3,5,6]	1,360	1,360
BNSF Funding Trust I 6.613% 2055[3]	1,680	1,900
Burlington Northern Santa Fe LLC 5.75% 2018	1,505	1,688
Burlington Northern Santa Fe LLC 4.70% 2019	3,740	4,139
Canadian National Railway Co. 5.55% 2018	5,000	5,621
Canadian National Railway Co. 2.85% 2021	5,000	5,124
CEVA Group PLC 7.00% 2021[4]	775	752
CEVA Group PLC, LOC, 6.50% 2021[3,5,6]	853	802
CEVA Group PLC, Term Loan B, 6.50% 2021[3,5,6]	1,232	1,158
CEVA Group PLC, Term Loan, 6.50% 2021[3,5,6]	893	839
CEVA Group PLC, Term Loan, 6.50% 2021[3,5,6]	154	145
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[5]	57	61
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[5]	97	101
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[5]	681	715
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[5]	1,661	1,747
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	535	592
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[5]	286	299
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[5]	469	506
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[5]	1,837	2,053
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[5]	941	1,068
CSX Corp. 6.25% 2015	1,667	1,690
CSX Corp. 3.40% 2024	3,395	3,446
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-1, 5.00% 2018[3,5,6]	1,548	1,544
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-2, 5.00% 2018[3,5,6]	650	648
Esterline Technologies Corp. 7.00% 2020	2,475	2,611
Euramax International, Inc. 9.50% 2016	1,775	1,660
European Aeronautic Defence and Space Company 2.70% 2023[4]	7,500	7,376
Far East Capital Limited SA 8.00% 2018[4]	540	224
Far East Capital Limited SA 8.75% 2020[4]	1,085	450
Gardner Denver, Inc. Term Loan B, 4.25% 2020[3,5,6]	4,431	4,165
Gates Global LLC 6.00% 2022[4]	1,050	1,011
Gates Global LLC, Term Loan B, 4.25% 2021[3,5,6]	1,197	1,167
General Electric Capital Corp. 1.50% 2016	5,212	5,269
General Electric Capital Corp. 2.30% 2017	5,000	5,124
General Electric Capital Corp. 3.10% 2023	12,460	12,629
General Electric Co. 2.70% 2022	5,000	5,011
General Electric Co. 4.50% 2044	250	276
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.008% 2015[3,5,6,8]	108	103
American Funds Insurance Series — Bond Fund — Page 95 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
HD Supply, Inc. 5.25% 2021[4]	$825	$842
KLX Inc. 5.875% 2022[4]	800	810
LMI Aerospace Inc. 7.375% 2019[4]	1,450	1,421
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[4]	925	948
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[4]	4,075	4,116
Norfolk Southern Corp. 5.75% 2016	5,270	5,525
Norfolk Southern Corp. 3.00% 2022	9,860	9,916
Norfolk Southern Corp. 3.95% 2042	5,000	4,925
Parker-Hannifin Corp. 4.45% 2044	250	271
R.R. Donnelley & Sons Co. 6.50% 2023	625	644
Republic Services, Inc. 5.00% 2020	5,000	5,534
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	1,750	1,663
TransDigm Inc. 5.50% 2020	2,175	2,137
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 2006[5,8,9]	230	—
United Technologies Corp. 1.80% 2017	2,340	2,372
United Technologies Corp. 4.50% 2042	9,280	10,145
US Investigations Services, Inc. 13.00% 2020[4,7]	867	386
US Investigations Services, Inc. 14.00% 2020[4,5,7]	628	279
US Investigations Services, Inc. 15.00% 2021[4,7]	1,515	453
Volvo Treasury AB 5.95% 2015[4]	34,000	34,398
Watco Companies 6.375% 2023[4]	1,505	1,497
		179,723
Telecommunication services 1.59%
Altice Finco SA, First Lien, 7.75% 2022[4]	1,000	1,004
AT&T Inc. 1.40% 2017	3,615	3,582
AT&T Inc. 4.80% 2044	1,410	1,442
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[4]	1,575	1,898
Deutsche Telekom International Finance BV 3.125% 2016[4]	5,495	5,635
Deutsche Telekom International Finance BV 6.00% 2019	1,415	1,643
Deutsche Telekom International Finance BV 9.25% 2032	5,878	9,526
Digicel Group Ltd. 8.25% 2020[4]	1,800	1,755
Digicel Group Ltd. 6.00% 2021[4]	950	891
Frontier Communications Corp. 8.125% 2018	1,100	1,240
Frontier Communications Corp. 6.25% 2021	300	302
Frontier Communications Corp. 9.25% 2021	2,100	2,433
Frontier Communications Corp. 8.75% 2022	425	477
Frontier Communications Corp. 7.625% 2024	2,500	2,587
Intelsat Jackson Holding Co. 6.625% 2022	2,500	2,581
MetroPCS Wireless, Inc. 6.25% 2021	2,750	2,825
MetroPCS Wireless, Inc. 6.625% 2023	3,275	3,370
NII Capital Corp. 7.875% 2019[4,9]	1,000	725
NII Capital Corp. 8.875% 2019[9]	475	169
NII Capital Corp. 11.375% 2019[4,9]	1,700	1,233
NII Capital Corp. 7.625% 2021[9]	2,325	442
Numericable Group SA, First Lien, 4.875% 2019[4]	600	597
Numericable Group SA, First Lien, 6.00% 2022[4]	4,400	4,430
Numericable Group SA, First Lien, 6.25% 2024[4]	1,900	1,917
Orange SA 2.75% 2019	3,570	3,640
Orange SA 5.50% 2044	1,980	2,331
Sprint Nextel Corp. 9.00% 2018[4]	2,000	2,280
Sprint Nextel Corp. 7.00% 2020	3,000	3,015
Sprint Nextel Corp. 7.25% 2021	1,925	1,918
Sprint Nextel Corp. 11.50% 2021	925	1,117
American Funds Insurance Series — Bond Fund — Page 96 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Sprint Nextel Corp. 7.875% 2023	$2,500	$2,480
Sprint Nextel Corp. 7.125% 2024	3,000	2,805
Telecom Italia Capital SA 6.999% 2018	3,910	4,360
T-Mobile US, Inc. 6.542% 2020	5,000	5,181
Verizon Communications Inc. 2.625% 2020[4]	1,315	1,302
Verizon Communications Inc. 5.15% 2023	21,007	23,213
Verizon Communications Inc. 3.50% 2024	5,275	5,193
Verizon Communications Inc. 4.15% 2024	7,000	7,252
Verizon Communications Inc. 4.40% 2034	10,584	10,555
Verizon Communications Inc. 4.862% 2046[4]	16,987	17,492
Wind Acquisition SA 4.75% 2020[4]	2,850	2,672
Wind Acquisition SA 7.375% 2021[4]	2,500	2,366
		151,876
Materials 1.01%
ArcelorMittal 6.00% 2021[3]	665	694
ArcelorMittal 6.75% 2022[3]	1,775	1,904
ArcelorMittal 7.25% 2041[3]	2,500	2,538
Dow Chemical Co. 3.00% 2022	5,000	4,894
E.I. du Pont de Nemours and Co. 2.75% 2016	3,920	4,016
E.I. du Pont de Nemours and Co. 2.80% 2023	7,500	7,391
Ecolab Inc. 3.00% 2016	5,455	5,637
First Quantum Minerals Ltd. 6.75% 2020[4]	3,917	3,564
First Quantum Minerals Ltd. 7.00% 2021[4]	3,917	3,545
FMG Resources 6.00% 2017[4]	2,650	2,542
FMG Resources 6.875% 2018[4,5]	133	121
FMG Resources 8.25% 2019[4]	1,550	1,416
Georgia Gulf Corp. 4.875% 2023	1,600	1,516
Georgia-Pacific Corp. 3.60% 2025[4]	2,000	2,013
Glencore Xstrata LLC 1.594% 2019[3,4]	3,000	3,018
Holcim Ltd. 5.15% 2023[4]	1,760	1,965
JMC Steel Group Inc. 8.25% 2018[4]	3,950	3,767
LSB Industries, Inc. 7.75% 2019	1,200	1,254
Monsanto Co. 2.75% 2021	3,200	3,195
Monsanto Co. 3.375% 2024	600	611
Monsanto Co. 4.40% 2044	900	938
Monsanto Co. 4.70% 2064	10,750	11,327
Owens-Illinois, Inc. 5.00% 2022[4]	560	572
Owens-Illinois, Inc. 5.375% 2025[4]	420	425
PQ Corp. 8.75% 2018[4]	2,560	2,659
Rayonier Advanced Materials Inc. 5.50% 2024[4]	1,960	1,619
Reynolds Group Inc. 5.75% 2020	4,235	4,362
Rio Tinto Finance (USA) Ltd. 9.00% 2019	3,780	4,787
Ryerson Inc. 9.00% 2017	1,925	1,983
Ryerson Inc. 11.25% 2018	401	429
Solenis, Term Loan, 7.75% 2022[3,5,6]	2,425	2,370
Teck Resources Ltd. 3.15% 2017	2,880	2,938
Tembec Industries Inc. 9.00% 2019[4]	705	695
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[4]	1,285	1,369
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV), Term Loan B, 3.75% 2020[3,5,6]	1,375	1,343
Walter Energy, Inc. 9.875% 2020	625	131
Xstrata Canada Financial Corp. 4.95% 2021[4]	2,650	2,800
		96,348
American Funds Insurance Series — Bond Fund — Page 97 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology 0.61%	Principal amount (000)	Value (000)
Alcatel-Lucent USA Inc. 4.625% 2017[4]	$3,375	$3,426
Alcatel-Lucent USA Inc. 6.75% 2020[4]	2,580	2,736
Alcatel-Lucent USA Inc. 8.875% 2020[4]	1,925	2,103
First Data Corp. 6.75% 2020[4]	666	712
First Data Corp. 8.25% 2021[4]	600	645
First Data Corp. 11.75% 2021	975	1,124
First Data Corp. 12.625% 2021	3,500	4,165
First Data Corp. 8.75% 2022[3,4,7]	4,641	5,012
Freescale Semiconductor, Inc. 5.00% 2021[4]	1,500	1,507
International Business Machines Corp. 5.70% 2017	7,500	8,364
International Business Machines Corp. 4.00% 2042	300	300
Lawson Software, Inc. 9.375% 2019	3,000	3,221
Oracle Corp. 1.20% 2017	3,600	3,589
Oracle Corp. 2.80% 2021	6,500	6,590
Oracle Corp. 4.30% 2034	600	644
Serena Software, Inc. Term Loan B 7.50% 2020[3,5,6]	2,125	2,120
SRA International, Inc. 11.00% 2019	1,625	1,735
SRA International, Inc., Term Loan B, 6.50% 2018[3,5,6]	2,668	2,672
SunGard Data Systems Inc. 7.375% 2018	1,067	1,111
SunGard Data Systems Inc. 7.625% 2020	3,825	4,074
TIBCO Software, Inc. 11.375% 2021[4]	1,475	1,431
Xerox Corp. 2.95% 2017	1,670	1,717
		58,998
Total corporate bonds & notes		2,859,138
Mortgage-backed obligations 21.46% Federal agency mortgage-backed obligations 17.61%
Fannie Mae 5.50% 2023[5]	1,848	2,019
Fannie Mae 4.00% 2024[5]	579	616
Fannie Mae 4.50% 2025[5]	857	925
Fannie Mae, Series 2001-4, Class GA, 9.437% 2025[3,5]	16	18
Fannie Mae 6.00% 2026[5]	634	718
Fannie Mae 5.50% 2027[5]	404	452
Fannie Mae 6.00% 2027[5]	1,035	1,173
Fannie Mae 1.765% 2037[3,5]	1,832	1,926
Fannie Mae 6.00% 2037[5]	2,923	3,311
Fannie Mae 6.00% 2037[5]	416	468
Fannie Mae 5.50% 2038[5]	6,896	7,706
Fannie Mae 5.50% 2038[5]	717	805
Fannie Mae 2.191% 2039[3,5]	2,042	2,178
Fannie Mae 2.25% 2039[3,5]	606	648
Fannie Mae 2.28% 2039[3,5]	202	217
Fannie Mae 3.446% 2039[3,5]	1,914	2,044
Fannie Mae 2.335% 2039[3,5]	225	241
Fannie Mae 3.058% 2039[3,5]	855	917
Fannie Mae 3.636% 2039[3,5]	161	172
Fannie Mae 3.47% 2039[3,5]	241	258
Fannie Mae 4.38% 2040[3,5]	1,177	1,248
Fannie Mae 5.00% 2040[5]	1,234	1,381
Fannie Mae 2.924% 2041[3,5]	2,034	2,116
Fannie Mae 3.547% 2041[3,5]	4,973	5,218
Fannie Mae 4.00% 2041[5]	14,587	15,762
Fannie Mae 5.00% 2041[5]	9,287	10,312
American Funds Insurance Series — Bond Fund — Page 98 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 5.00% 2041[5]	$7,018	$7,792
Fannie Mae 5.00% 2041[5]	3,987	4,487
Fannie Mae 5.00% 2041[5]	3,035	3,416
Fannie Mae 5.00% 2041[5]	1,995	2,247
Fannie Mae 5.00% 2041[5]	1,248	1,405
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[5]	45	52
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[5]	33	37
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[5]	52	61
Fannie Mae 4.00% 2042[5]	10,265	11,091
Fannie Mae 4.00% 2042[5]	1,575	1,702
Fannie Mae, Series 2002-W1, Class 2A, 6.532% 2042[3,5]	67	78
Fannie Mae 4.00% 2043[5]	12,606	13,624
Fannie Mae 4.00% 2044[5]	9,244	9,972
Fannie Mae 4.00% 2044[5]	4,351	4,703
Fannie Mae 3.50% 2045[5,10]	135,000	140,670
Fannie Mae 3.50% 2045[5,10]	75,000	77,945
Fannie Mae 4.00% 2045[5,10]	215,000	228,814
Fannie Mae 4.50% 2045[5,10]	446,334	483,618
Fannie Mae 4.50% 2045[5,10]	377,845	410,116
Freddie Mac 5.50% 2033[5]	368	414
Freddie Mac, Series 3061, Class PN, 5.50% 2035[5]	321	355
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[5]	709	667
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[5]	624	585
Freddie Mac, Series 3257, Class PA, 5.50% 2036[5]	1,942	2,163
Freddie Mac, Series 3318, Class JT, 5.50% 2037[5]	900	992
Freddie Mac 5.00% 2038[5]	69	77
Freddie Mac 5.50% 2038[5]	9,058	10,139
Freddie Mac 5.50% 2038[5]	411	459
Freddie Mac 5.50% 2038[5]	313	350
Freddie Mac 2.874% 2039[3,5]	742	793
Freddie Mac 3.347% 2039[3,5]	313	335
Freddie Mac 5.50% 2039[5]	596	667
Freddie Mac 4.50% 2040[5]	1,214	1,318
Freddie Mac 5.50% 2040[5]	2,123	2,374
Freddie Mac 4.50% 2041[5]	4,333	4,726
Freddie Mac 4.50% 2041[5]	1,271	1,379
Freddie Mac 5.00% 2041[5]	9,500	10,678
Freddie Mac 5.50% 2041[5]	3,104	3,472
Freddie Mac 4.00% 2043[5]	7,807	8,410
Freddie Mac 4.00% 2043[5]	3,843	4,141
Freddie Mac 4.00% 2043[5]	3,086	3,332
Freddie Mac 4.00% 2044[5]	3,193	3,447
Government National Mortgage Assn. 4.50% 2040[5]	2,836	3,119
Government National Mortgage Assn. 4.00% 2044[5]	131,804	141,621
Government National Mortgage Assn. 4.00% 2044[5]	13,890	14,919
		1,685,611
Commercial mortgage-backed securities 3.75%
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[3,5]	3,033	3,195
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[3,5]	6,562	6,779
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.563% 2049[3,5]	2,405	2,583
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 5.821% 2051[3,5]	3,020	3,289
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.427% 2051[3,5]	3,438	3,800
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[3,5]	1,755	1,906
American Funds Insurance Series — Bond Fund — Page 99 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[3,5]	$2,380	$2,621
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.974% 2049[3,5]	2,190	2,290
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A-M, 6.133% 2049[3,5]	5,000	5,480
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.40% 2044[3,5]	11,825	12,021
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[5]	13,152	13,822
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[5]	3,371	3,603
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[5]	17,722	18,688
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A-1-A-1, 5.893% 2039[3,5]	5,222	5,610
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.615% 2049[3,5]	10,650	11,419
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[4,5]	17,578	18,004
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.312% 2045[3,5]	1,492	1,494
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[3,5]	10,916	11,418
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 5.819% 2038[3,5]	2,291	2,405
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[5]	18,925	20,204
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[3,5]	12,610	13,690
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[4,5]	7,820	7,837
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[4,5]	2,000	2,027
Hilton USA Trust, Series 2013-HLF, CFX, 3.714% 2030[4,5]	2,935	2,969
Hilton USA Trust, Series 2013-HLF, DFX, 4.407% 2030[4,5]	600	614
Hilton USA Trust, Series 2013-HLT, EFX, 5.609% 2030[3,4,5]	400	411
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.467% 2037[3,5]	421	421
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[3,5]	3,375	3,541
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[5]	3,001	3,180
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.863% 2045[3,5]	10,315	10,777
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[4,5]	11,208	11,539
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.092% 2047[3,5]	1,492	1,594
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.703% 2049[3,5]	26,820	28,815
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[5]	5,906	6,362
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[3,5]	3,064	3,345
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045[5]	9,238	9,728
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4,5]	1,187	1,330
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[3,5]	3,619	3,946
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[5]	2,452	2,627
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[3,5]	2,200	2,323
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[3,5]	13,725	14,904
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.163% 2045[3,5]	2,110	2,351
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 6.028% 2050[3,5]	1,955	2,103
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[5]	21,310	22,569
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.079% 2049[3,5]	6,195	6,765
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2021[4,5]	1,380	1,430
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[5]	5,051	5,370
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[5]	5,025	5,356
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 6.105% 2049[3,5]	10,511	11,443
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.707% 2043[3,5]	2,591	2,702
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047[5]	2,700	2,913
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[3,5]	8,810	9,417
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.933% 2049[3,5]	3,500	3,763
		358,793
American Funds Insurance Series — Bond Fund — Page 100 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Other mortgage-backed securities 0.10%	Principal amount (000)	Value (000)
Northern Rock PLC 5.625% 2017[4,5]	$1,868	$2,052
Royal Bank of Canada 3.125% 2015[4,5]	6,840	6,891
		8,943
Total mortgage-backed obligations		2,053,347
Bonds & notes of governments & government agencies outside the U.S. 3.51%
Argentina (Republic of) 7.00% 2017	2,300	2,190
Bermuda Government 5.603% 2020[4]	4,710	5,181
Bermuda Government 5.603% 2020	2,735	3,009
Bermuda Government 4.138% 2023[4]	1,000	1,015
Bermuda Government 4.854% 2024[4]	6,215	6,495
Croatian Government 6.375% 2021	1,500	1,646
Croatian Government 5.50% 2023[4]	1,625	1,692
Greek Government 2.00%/3.00% 2023[11]	€420	324
Greek Government 2.00%/3.00% 2024[11]	420	321
Greek Government 2.00%/3.00% 2025[11]	420	304
Greek Government 2.00%/3.00% 2026[11]	420	291
Greek Government 2.00%/3.00% 2027[11]	420	283
Greek Government 2.00%/3.00% 2028[11]	420	274
Greek Government 2.00%/3.00% 2029[11]	420	273
Greek Government 2.00%/3.00% 2030[11]	420	269
Greek Government 2.00%/3.00% 2031[11]	420	267
Greek Government 2.00%/3.00% 2032[11]	420	263
Greek Government 2.00%/3.00% 2033[11]	420	263
Greek Government 2.00%/3.00% 2034[11]	420	260
Greek Government 2.00%/3.00% 2035[11]	420	259
Greek Government 2.00%/3.00% 2036[11]	420	257
Greek Government 2.00%/3.00% 2037[11]	420	254
Greek Government 2.00%/3.00% 2038[11]	420	256
Greek Government 2.00%/3.00% 2039[11]	420	256
Greek Government 2.00%/3.00% 2040[11]	420	256
Greek Government 2.00%/3.00% 2041[11]	420	257
Greek Government 2.00%/3.00% 2042[11]	420	258
Hungarian Government 4.75% 2015	$750	752
Hungarian Government 4.125% 2018	2,310	2,408
Hungarian Government 6.25% 2020	2,425	2,737
India (Republic of) 7.28% 2019	INR1,270,000	19,737
Indonesia (Republic of), Series 71, 9.00% 2029	IDR27,000,000	2,343
Indonesia (Republic of) 8.375% 2034	189,000,000	15,456
Irish Government 3.90% 2023	€5,000	7,386
Italian Government 4.50% 2024	7,000	10,428
Portuguese Government 5.125% 2024[4]	$800	840
Portuguese Government 5.65% 2024	€22,180	33,302
Province of Manitoba 3.05% 2024	$5,050	5,225
Province of Ontario 3.20% 2024	9,000	9,389
Slovenia (Republic of) 5.50% 2022	18,585	20,676
Slovenia (Republic of) 5.85% 2023	15,150	17,205
Slovenia (Republic of) 5.85% 2023[4]	6,650	7,552
Slovenia (Republic of) 5.25% 2024	3,820	4,216
South Africa (Republic of), Series R-213, 7.00% 2031	ZAR150,000	11,334
Spanish Government 4.00% 2018[4]	$7,000	7,375
Spanish Government 5.40% 2023	€10,000	15,837
Spanish Government 5.15% 2028	14,000	22,719
American Funds Insurance Series — Bond Fund — Page 101 of 147

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Spanish Government 5.15% 2044	€26,750	$46,332
United Mexican States Government 3.50% 2017[2]	MXN1,272	9,206
United Mexican States Government, Series M20, 10.00% 2024	225,000	20,013
United Mexican States Government Global 3.60% 2025	$7,500	7,511
United Mexican States Government Global, Series A, 6.05% 2040	3,990	4,900
United Mexican States Government Global 5.55% 2045	4,030	4,695
		336,247
Federal agency bonds & notes 1.89%
CoBank, ACB 7.875% 2018[4]	2,285	2,667
CoBank, ACB 0.834% 2022[3,4]	14,990	14,053
Fannie Mae 1.25% 2016	10,000	10,105
Fannie Mae 5.375% 2016	2,080	2,232
Fannie Mae 2.625% 2024	12,910	13,091
Freddie Mac 0.50% 2015	20,000	20,027
Freddie Mac 1.25% 2019	44,500	43,623
Freddie Mac, Series K716, Class A2, multifamily 3.132% 2021[5]	10,875	11,375
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022[5]	7,500	7,462
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[3,5]	6,650	7,108
Tennessee Valley Authority 5.88% 2036	3,750	5,153
Tennessee Valley Authority 5.25% 2039	15,315	19,563
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,000	19,254
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	5,136
		180,849
Asset-backed obligations 0.31%
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[5]	15,895	15,873
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 2023[5]	1,500	1,678
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[4,5]	2,830	2,848
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[4,5]	1,000	1,005
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[4,5]	8,000	7,893
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.355% 2037[3,5]	1,474	319
		29,616
Municipals 0.90%
State of California, Various Purpose G.O. Bonds, 7.30% 2039[5]	1,890	2,780
State of California, Various Purpose G.O. Bonds, 7.35% 2039	3,260	4,824
State of California, Various Purpose G.O. Bonds, 7.50% 2034	2,200	3,302
State of California, Various Purpose G.O. Bonds, 7.55% 2039	865	1,338
State of California, Various Purpose G.O. Bonds, 7.60% 2040	22,040	35,015
State of California, Various Purpose G.O. Bonds, 7.625% 2040	2,900	4,461
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	15,000	15,263
State of New Jersey, G.O. Ref. Bonds, Series H, Assured Guaranty Municipal insured, 5.25% 2015	8,000	8,204
State of Texas, Board of Regents of the University of Texas System, Rev. Fncg. System Bonds (Build America Bonds - Direct Payment), Series 2010-D, 3.076% 2016	10,450	10,830
		86,017
Total bonds, notes & other debt instruments (cost: $9,020,873,000)		9,162,819
Convertible bonds 0.01% Financials 0.01%
Bank of Ireland 10.00% convertible notes 2016	€1,000	1,311
Total convertible bonds (cost: $1,333,000)		1,311
American Funds Insurance Series — Bond Fund — Page 102 of 147

Preferred securities 0.03% Financials 0.02%	Shares	Value (000)
Citigroup Inc., Series K, depositary shares	62,395	$1,658
Miscellaneous 0.01%
Other preferred securities in initial period of acquisition		628
Total preferred securities (cost: $2,180,000)		2,286
Common stocks 0.00% Consumer discretionary 0.00%
Adelphia Recovery Trust, Series ACC-1[12]	2,409,545	6
Adelphia Recovery Trust, Series ACC-6B8,12	500,000	—
Revel AC, Inc.[8,12,13]	19,511	—
Total common stocks (cost: $2,376,000)		6
Short-term securities 17.20%	Principal amount (000)
Abbott Laboratories 0.09%–0.12% due 1/7/2015–3/4/2015[4]	$101,700	101,687
Apple Inc. 0.13% due 1/13/2015[4]	25,000	24,999
Caterpillar Financial Services Corp. 0.12% due 2/19/2015	33,000	32,993
Chariot Funding, LLC 0.20% due 4/27/2015[4]	26,200	26,183
Chevron Corp. 0.10%–0.12% due 1/12/2015–2/24/2015[4]	39,900	39,895
Coca-Cola Co. 0.13%–0.20% due 2/6/2015–5/8/2015[4]	135,000	134,943
Emerson Electric Co. 0.09%–0.10% due 1/7/2015–3/2/2015[4]	52,200	52,193
Fannie Mae 0.07%–0.12% due 1/14/2015–6/1/2015	143,800	143,776
Federal Farm Credit Banks 0.11%–0.13% due 6/11/2015–7/17/2015	42,300	42,271
Federal Home Loan Bank 0.08%–0.17% due 1/14/2015–11/4/2015	351,900	351,764
Freddie Mac 0.06%–0.15% due 1/20/2015–7/23/2015	518,000	517,872
Microsoft Corp. 0.10% due 2/2/2015[4]	62,900	62,896
Private Export Funding Corp. 0.15% due 1/7/2015[4]	44,800	44,799
Procter & Gamble Co. 0.15% due 1/21/2015[4]	22,500	22,499
U.S. Treasury Bills 0.13% due 6/25/2015	20,500	20,493
Walt Disney Co. 0.08% due 1/26/2015[4]	27,000	26,998
Total short-term securities (cost: $1,646,155,000)		1,646,261
Total investment securities 112.98% (cost: $10,672,917,000)		10,812,683
Other assets less liabilities (12.98)%		(1,242,063)
Net assets 100.00%		$9,570,620
American Funds Insurance Series — Bond Fund — Page 103 of 147

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $133,853,000, which represented 1.40% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,331,157,000, which represented 13.91% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $44,343,000, which represented .46% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $430,000, which represented less than ..01% of the net assets of the fund.
[9]	Scheduled interest and/or principal payment was not received.
[10]	A portion or all of the security purchased on a TBA basis.
[11]	Step bond; coupon rate will increase at a later date.
[12]	Security did not produce income during the last 12 months.
[13]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

Private placement security	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Revel AC, Inc.	12/7/2011–12/13/2011	$2,194	$—	.00%

Key to abbreviations and symbols
£ = British pounds
€ = Euros
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
IDR = Indonesian rupiah
INR = Indian rupees
LOC = Letter of credit
MXN = Mexican pesos
Ref. = Refunding
Rev. = Revenue
TBA = To be announced
ZAR = South African rand
American Funds Insurance Series — Bond Fund — Page 104 of 147

Global Bond FundSM
Investment portfolio
December 31, 2014
Bonds, notes & other debt instruments 97.08% Euros 22.61%	Principal amount (000)	Value (000)
Allianz SE, 4.75% (undated)[1]	€1,500	$2,025
Anheuser-Busch InBev NV 8.625% 2017	750	1,062
Assicurazioni Generali SPA 10.125% 2042	1,500	2,518
Assicurazioni Generali SPA 7.75% 2042[1]	1,300	1,971
AT&T Inc. 6.125% 2015	1,100	1,350
Austrian Government 4.00% 2016	550	713
Aviva PLC 6.125% 2043[1]	3,000	4,344
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024[1]	7,400	9,266
Barclays Bank PLC 4.00% 2019[2]	2,450	3,477
Barclays Bank PLC 6.00% 2021	5,325	7,915
Barclays Bank PLC 6.625% 2022	1,070	1,674
Belgium (Kingdom of), Series 69, 1.25% 2018	3,075	3,881
Belgium (Kingdom of), Series 67, 3.00% 2019	6,380	8,765
Belgium (Kingdom of), Series 68, 2.25% 2023	5,025	6,877
Belgium (Kingdom of), Series 72, 2.60% 2024	4,205	5,908
Belgium (Kingdom of), Series 71, 3.75% 2045	1,940	3,337
BNP Paribas 2.875% 2026[1]	3,500	4,379
BPCE SA group 4.625% 2023	1,200	1,696
CaixaBank, SA 5.00% 2023[1]	9,000	11,691
Canadian Government 3.50% 2020	2,500	3,535
Daimler AG, Series 6, 4.125% 2017	300	392
Deutsche Telekom International Finance BV 7.50% 2033	200	434
European Investment Bank 4.75% 2017	2,370	3,249
French Government O.A.T. Eurobond 1.00% 2018	6,750	8,466
German Government 3.00% 2020	9,300	13,079
German Government 1.50% 2024	3,130	4,130
German Government 6.25% 2030	1,800	3,810
German Government, Series 00, 5.50% 2031	1,000	2,009
German Government, Series 8, 4.75% 2040	200	423
German Government 2.50% 2044	3,100	4,771
Greek Government 2.00%/3.00% 2023[3]	735	568
Greek Government 2.00%/3.00% 2024[3]	735	562
Greek Government 2.00%/3.00% 2025[3]	735	531
Greek Government 2.00%/3.00% 2026[3]	735	508
Greek Government 2.00%/3.00% 2027[3]	740	498
Greek Government 2.00%/3.00% 2028[3]	730	477
Greek Government 2.00%/3.00% 2029[3]	860	559
Greek Government 2.00%/3.00% 2030[3]	860	551
Greek Government 2.00%/3.00% 2031[3]	860	546
Greek Government 2.00%/3.00% 2032[3]	860	539
Greek Government 2.00%/3.00% 2033[3]	860	538
Greek Government 2.00%/3.00% 2034[3]	860	532
Greek Government 2.00%/3.00% 2035[3]	860	530
Greek Government 2.00%/3.00% 2036[3]	960	587
Greek Government 2.00%/3.00% 2037[3]	960	581
Greek Government 2.00%/3.00% 2038[3]	960	585
American Funds Insurance Series — Global Bond Fund — Page 105 of 147

Bonds, notes & other debt instruments Euros (continued)	Principal amount (000)	Value (000)
Greek Government 2.00%/3.00% 2039[3]	€960	$586
Greek Government 2.00%/3.00% 2040[3]	960	586
Greek Government 2.00%/3.00% 2041[3]	960	587
Greek Government 2.00%/3.00% 2042[3]	960	589
HSBC Holdings PLC 3.375% 2024[1]	300	386
Hungarian Government 5.75% 2018	9,385	12,953
Hungarian Government 6.00% 2019	6,550	9,275
Hungarian Government 3.875% 2020	1,000	1,322
Imperial Tobacco Finance PLC 8.375% 2016	200	264
Imperial Tobacco Finance PLC 5.00% 2019	2,850	4,130
Intesa Sanpaolo SpA 6.625% 2023	3,585	5,308
Irish Government 4.50% 2020	15,595	22,748
Irish Government 5.00% 2020	2,050	3,111
Irish Government 3.90% 2023	32,790	48,437
Irish Government 3.40% 2024	24,155	34,653
Irish Government 2.40% 2030	1,750	2,282
Italian Government 2.15% 2021	13,960	17,723
Italian Government 4.50% 2024	4,900	7,299
Lloyds Banking Group PLC 6.50% 2020	7,290	10,886
Merrill Lynch & Co., Inc. 4.625% 2018	4,875	6,642
Mondelez International, Inc. 2.375% 2021	670	874
National Grid Transco PLC 5.00% 2018	250	350
Netherlands Government Eurobond 2.25% 2022	1,800	2,476
Netherlands Government Eurobond 2.00% 2024	6,275	8,521
NN Group NV, 4.625% 2044	2,335	2,985
NN Group NV, 4.50% (undated)[1]	3,720	4,498
Novartis Finance SA, 4.25% 2016	750	962
Orange SA 4.25% (undated)	1,300	1,661
Orange SA 5.00% (undated)[1]	1,450	1,868
Portuguese Government 3.85% 2021	8,640	11,618
Portuguese Government 5.65% 2024	35,165	52,797
Rabobank Nederland 3.875% 2023	3,250	4,496
RCI Banque 2.875% 2018	1,080	1,393
Roche Holdings, Inc. 5.625% 2016	225	290
Slovenia (Republic of) 4.375% 2019	375	516
Slovenia (Republic of) 4.125% 2020	7,395	10,162
Slovenia (Republic of) 4.625% 2024	6,350	9,370
Spanish Government 1.40% 2020	16,420	20,383
Spanish Government 5.85% 2022	21,085	33,643
Spanish Government 5.40% 2023	11,025	17,460
Spanish Government 2.75% 2024	19,320	25,796
Spanish Government 5.15% 2028	8,700	14,118
Spanish Government 5.15% 2044	17,165	29,731
Svenska Handelsbanken AB 2.656% 2024[1]	2,170	2,734
		584,308
British pounds 5.26%
Lloyds Banking Group PLC 7.625% 2025	£580	1,171
RSA Insurance Group PLC 9.375% 2039[1]	1,669	3,201
United Kingdom 2.75% 2015	4,650	7,257
United Kingdom 1.00% 2017	7,550	11,872
United Kingdom 2.00% 2020	18,816	30,366
United Kingdom 3.75% 2020	8,583	15,174
United Kingdom 1.75% 2022	3,125	4,941
United Kingdom 2.25% 2023	15,620	25,517
American Funds Insurance Series — Global Bond Fund — Page 106 of 147

Bonds, notes & other debt instruments British pounds (continued)	Principal amount (000)	Value (000)
United Kingdom 4.75% 2030	£5,350	$11,264
United Kingdom 4.50% 2034	1,380	2,887
United Kingdom 4.25% 2040	2,950	6,170
United Kingdom 3.25% 2044	8,895	16,002
		135,822
Mexican pesos 3.16%
United Mexican States Government, Series M10, 8.00% 2015	MXN36,000	2,548
United Mexican States Government, Series M, 6.25% 2016	65,500	4,617
United Mexican States Government, Series M10, 7.25% 2016	56,000	4,056
United Mexican States Government, Series M, 5.00% 2017	120,000	8,340
United Mexican States Government, Series M10, 7.75% 2017	45,000	3,339
United Mexican States Government 4.00% 2019[4]	36,940	2,738
United Mexican States Government, Series M, 8.00% 2020	92,500	7,088
United Mexican States Government, Series M, 6.50% 2021	40,000	2,861
United Mexican States Government 2.00% 2022[4]	81,797	5,460
United Mexican States Government, Series M20, 10.00% 2024	247,500	22,014
United Mexican States Government, Series M30, 10.00% 2036	95,000	9,040
United Mexican States Government, Series M30, 8.50% 2038	57,000	4,796
United Mexican States Government 4.00% 2040[4]	36,940	2,823
United Mexican States Government, Series M, 7.75% 2042	23,000	1,799
		81,519
Japanese yen 2.53%
Japanese Government, Series 336, 0.10% 2016	¥495,000	4,138
Japanese Government, Series 315, 1.20% 2021	1,246,950	11,173
Japanese Government, Series 323, 0.90% 2022	860,000	7,591
Japanese Government, Series 116, 2.20% 2030	1,970,000	20,011
Japanese Government, Series 136, 1.60% 2032	626,300	5,850
Japanese Government, Series 145, 1.70% 2033	1,580,000	14,856
Japanese Government, Series 36, 2.00% 2042	75,000	737
Japanese Government, Series 37, 1.90% 2042	113,000	1,090
		65,446
Indian rupees 1.83%
India (Republic of) 7.28% 2019	INR1,727,000	26,839
India (Republic of) 8.83% 2023	1,230,000	20,524
		47,363
Polish zloty 1.78%
Polish Government, Series 1017, 5.25% 2017	PLN39,872	12,281
Polish Government, Series 1020, 5.25% 2020	12,500	4,109
Polish Government, Series 1021, 5.75% 2021	31,280	10,739
Polish Government, Series 0922, 5.75% 2022	34,600	12,115
Polish Government, Series 102, 4.00% 2023	21,140	6,729
		45,973
Hungarian forints 1.57%
Hungarian Government, Series 19/A, 6.50% 2019	HUF450,000	1,969
Hungarian Government, Series 20A, 7.50% 2020	6,694,000	31,329
Hungarian Government, Series 22A, 7.00% 2022	943,820	4,443
Hungarian Government, Series 23A, 6.00% 2023	358,200	1,629
Hungarian Government, Series 25B, 5.50% 2025	285,000	1,261
		40,631
American Funds Insurance Series — Global Bond Fund — Page 107 of 147

Bonds, notes & other debt instruments Norwegian kroner 1.41%	Principal amount (000)	Value (000)
Norwegian Government 4.25% 2017	NKr6,250	$906
Norwegian Government 4.50% 2019	32,560	5,030
Norwegian Government 3.75% 2021	145,225	22,503
Norwegian Government 3.00% 2024	53,300	8,059
		36,498
Colombian pesos 1.14%
Colombia (Republic of), Series B, 5.00% 2018	COP17,595,500	7,213
Colombia (Republic of), Series B, 10.00% 2024	27,232,100	13,689
Colombia (Republic of), Series B, 6.00% 2028	23,104,200	8,484
Colombia (Republic of) Global 9.85% 2027	130,000	69
		29,455
Canadian dollars 0.52%
Canada Housing Trust 3.35% 2020	C$3,250	3,048
Canadian Government 1.75% 2019	5,670	4,984
Canadian Government 2.75% 2022	4,270	3,964
Hydro One Inc. 5.49% 2040	750	832
Rogers Communications Inc. 5.80% 2016	625	568
		13,396
Israeli shekels 0.50%
Israeli Government 4.25% 2023	ILS43,490	12,913
Swedish kronor 0.36%
Swedish Government, Series 105, 3.50% 2022	SKr60,290	9,358
Indonesian rupiah 0.34%
Indonesia (Republic of), Series 71, 9.00% 2029	IDR26,500,000	2,300
Indonesia (Republic of) 8.375% 2034	79,700,000	6,518
		8,818
Australian dollars 0.28%
European Investment Bank 6.125% 2017	A$1,000	874
Queensland Treasury Corp., Series 17, 6.00% 2017	500	448
Queensland Treasury Corp., Series 24, 5.75% 2024	5,800	5,754
		7,076
Brazilian reais 0.27%
Brazil (Federal Republic of) 6.00% 2015[4]	BRL636	239
Brazil (Federal Republic of) 10.00% 2017	11,500	4,107
Brazil (Federal Republic of) 6.00% 2018[4]	5,341	1,970
Brazil (Federal Republic of) 6.00% 2020[4]	1,526	563
		6,879
Russian rubles 0.22%
Russian Federation 6.20% 2018	RUB94,600	1,230
Russian Federation 7.50% 2018	333,960	4,467
		5,697
South African rand 0.18%
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR54,250	4,672
American Funds Insurance Series — Global Bond Fund — Page 108 of 147

Bonds, notes & other debt instruments Malaysian ringgits 0.11%	Principal amount (000)	Value (000)
Malaysian Government, Series 0613, 3.889% 2020	MYR10,000	$2,843
Turkish lira 0.09%
Turkey (Republic of) 8.80% 2023	TRY2,510	1,140
Turkey (Republic of) 2.80% 2023[4]	2,436	1,126
		2,266
Philippine pesos 0.04%
Philippines (Republic of) 3.90% 2022	PHP10,000	219
Philippines (Republic of) 6.25% 2036	35,000	881
		1,100
U.S. dollars 52.88%
21st Century Fox America, Inc. 3.70% 2024[5]	$345	356
21st Century Fox America, Inc. 4.75% 2044[5]	430	472
ABB Finance (USA) Inc. 2.875% 2022	510	513
AbbVie Inc. 1.75% 2017	200	201
AbbVie Inc. 2.90% 2022	1,790	1,765
AbbVie Inc. 4.40% 2042	300	311
ACE INA Holdings Inc. 2.60% 2015	365	371
ACE INA Holdings Inc. 3.35% 2024	720	729
ADT Corp. 4.125% 2019	625	620
ADT Corp. 5.25% 2020	775	789
AECOM Technology Corp. 5.75% 2022[5]	575	589
Alcatel-Lucent USA Inc. 4.625% 2017[5]	700	710
Alcatel-Lucent USA Inc. 8.875% 2020[5]	900	983
Alcatel-Lucent USA Inc. 6.75% 2020[5]	950	1,007
Alexandria Real Estate Equities, Inc. 2.75% 2020	430	426
Alpha Natural Resources, Inc. 6.00% 2019	500	160
Alpha Natural Resources, Inc. 7.50% 2020[5]	625	395
Alpha Natural Resources, Inc. 6.25% 2021	1,000	310
Altegrity, Inc. 9.50% 2019[5]	1,500	1,429
Altria Group, Inc. 2.625% 2020	1,800	1,807
Altria Group, Inc. 9.95% 2038	750	1,287
Altria Group, Inc. 4.50% 2043	2,500	2,528
Altria Group, Inc. 5.375% 2044	500	571
American Campus Communities, Inc. 3.75% 2023	1,740	1,740
American Campus Communities, Inc. 4.125% 2024	885	896
American Electric Power Co. 1.65% 2017	815	816
American Energy (Marcellus), Term Loan B, 5.25% 2020[1,2,6]	575	509
American Energy (Marcellus), Term Loan A, 8.50% 2021[1,2,6]	625	536
American Energy (Permian Basin) 7.125% 2020[5]	625	466
American Energy (Permian Basin) 7.375% 2021[5]	375	278
American Express Co. 1.55% 2018	1,875	1,859
American International Group, Inc. 2.30% 2019	800	802
American International Group, Inc. 3.375% 2020	1,500	1,560
American International Group, Inc. 4.50% 2044	460	488
American Tower Corp. 7.00% 2017	700	791
Anadarko Petroleum Corp. 3.45% 2024	375	367
Anheuser-Busch InBev NV 3.625% 2015	730	737
Anheuser-Busch InBev NV 7.75% 2019	700	849
Anheuser-Busch InBev NV 5.375% 2020	250	283
ArcelorMittal 7.25% 2041[1]	1,990	2,020
Arch Coal, Inc. 7.00% 2019	1,125	343
American Funds Insurance Series — Global Bond Fund — Page 109 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	$1,450	$1,203
AT&T Inc. 1.40% 2017	300	297
AvalonBay Communities, Inc. 3.625% 2020	2,900	3,020
AXA SA 8.60% 2030	220	299
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[1,2]	513	541
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[1,2]	1,015	1,049
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.563% 2049[1,2]	835	897
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 5.821% 2051[1,2]	955	1,040
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.427% 2051[1,2]	558	617
Bank of America Corp. 2.60% 2019	462	466
Bank of America Corp., Series L, 2.65% 2019	463	467
Bank of America Corp. 4.00% 2024	1,190	1,240
Bayer AG 2.375% 2019[5]	300	302
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[1,2]	565	614
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[1,2]	690	760
Becton, Dickinson and Co. 1.80% 2017	1,350	1,356
Becton, Dickinson and Co. 2.675% 2019	710	720
Becton, Dickinson and Co. 3.734% 2024	660	681
Becton, Dickinson and Co. 4.685% 2044	145	157
Berkshire Hathaway Energy Co. 3.50% 2025[5]	375	378
Berkshire Hathaway Inc. 2.00% 2018	2,000	2,024
Bermuda Government 5.603% 2020[5]	1,220	1,342
Bermuda Government 4.138% 2023[5]	300	305
Bermuda Government 4.854% 2024[5]	8,210	8,579
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[5]	550	532
Bonanza Creek Energy, Inc. 6.75% 2021	150	133
Boyd Gaming Corp. 9.125% 2018	700	721
BP Capital Markets PLC 0.657% 2016[1]	2,060	2,061
BPCE SA group 5.70% 2023[5]	6,045	6,511
Brandywine Operating Partnership, LP 3.95% 2023	190	192
British American Tobacco International Finance PLC 2.125% 2017[5]	150	151
British American Tobacco International Finance PLC 9.50% 2018[5]	2,378	2,996
Builders Firstsource 7.625% 2021[5]	1,300	1,336
Burlington Northern Santa Fe LLC 3.40% 2024	1,050	1,071
Canadian Natural Resources Ltd. 5.70% 2017	100	108
Celgene Corp 3.625% 2024	600	614
Celgene Corp 4.625% 2044	610	635
CEMEX Finance LLC 9.375% 2022[5]	465	521
Centene Corp. 4.75% 2022	2,000	2,007
CenterPoint Energy Resources Corp. 4.50% 2021	580	637
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 2023[2]	400	448
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[5]	2,725	2,834
CEVA Group PLC 4.00% 2018[5]	750	656
CEVA Group PLC 7.00% 2021[5]	1,175	1,140
CEVA Group PLC, LOC, 6.50% 2021[1,2,6]	325	306
CEVA Group PLC, Term Loan B, 6.50% 2021[1,2,6]	469	441
CEVA Group PLC, Term Loan, 6.50% 2021[1,2,6]	340	320
CEVA Group PLC, Term Loan, 6.50% 2021[1,2,6]	59	55
CEZ, a s 4.25% 2022[5]	1,340	1,431
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	925	941
Chevron Corp. 1.718% 2018	250	251
CIT Group Inc. 3.875% 2019	4,000	4,000
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A-1, 1.199% 2047[2]	463	462
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A-4, 5.431% 2049[2]	1,500	1,589
Citigroup Inc. 2.50% 2018	200	203
American Funds Insurance Series — Global Bond Fund — Page 110 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Citigroup Inc. 2.55% 2019	$3,100	$3,124
Citigroup Inc. 2.50% 2019	2,250	2,253
Citigroup Inc. 3.75% 2024	1,145	1,173
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.40% 2044[1,2]	1,076	1,094
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[2]	1,232	1,294
CME Group Inc. 5.30% 2043	300	365
CMS Energy Corp. 8.75% 2019	258	323
CMS Energy Corp. 5.05% 2022	392	440
CMS Energy Corp. 3.875% 2024	100	104
CMS Energy Corp. 4.70% 2043	412	441
CMS Energy Corp. 4.875% 2044	709	779
CNA Financial Corp. 7.35% 2019	230	275
Comcast Corp. 6.30% 2017	1,020	1,156
Comcast Corp. 5.875% 2018	340	383
Comcast Corp. 6.40% 2040	150	204
Comcast Corp. 4.65% 2042	2,325	2,555
Comcast Corp. 4.75% 2044	945	1,057
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[2]	1,021	1,092
Commercial Mortgage Trust, Series 2014-UBS2, Class A-1, 1.298% 2047[2]	1,356	1,351
Commercial Mortgage Trust, Series 2007-C9, Class A-1-A, 5.796% 2049[1,2]	100	108
Commonwealth Bank of Australia 0.75% 2016[2,5]	1,650	1,651
ConAgra Foods, Inc. 1.30% 2016	600	600
ConAgra Foods, Inc. 3.20% 2023	869	853
Consumers Energy Co. 3.375% 2023	345	357
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2]	26	28
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[2]	118	134
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]	51	57
ConvaTec Finance International SA 8.25% 2019[1,5,7]	2,200	2,234
Cox Communications, Inc. 2.95% 2023[5]	7,300	7,013
Credit Suisse Group AG 1.375% 2017	1,850	1,846
Credit Suisse Group AG 2.30% 2019	1,850	1,849
Crescent Resources 10.25% 2017[5]	225	242
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[2]	1,506	1,589
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[2]	1,387	1,463
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[1,2]	1,000	1,080
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.615% 2049[1,2]	200	214
Cumulus Media Holdings Inc. 7.75% 2019	1,180	1,196
CVS Caremark Corp. 2.25% 2019	480	479
DaimlerChrysler North America Holding Corp. 2.40% 2017[5]	750	766
DaimlerChrysler North America Holding Corp. 2.875% 2021[5]	2,275	2,299
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[2,5]	1,048	1,074
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[2,5]	1,000	1,130
DCT Industrial Trust Inc. 4.50% 2023	110	115
Denbury Resources Inc. 4.625% 2023	225	196
Deutsche Telekom International Finance BV 3.125% 2016[5]	560	574
Deutsche Telekom International Finance BV 9.25% 2032	2,980	4,829
Developers Diversified Realty Corp. 7.50% 2017	750	841
Developers Diversified Realty Corp. 4.75% 2018	940	1,005
Devon Energy Corp. 3.25% 2022	1,010	994
Diamond Offshore Drilling, Inc. 4.875% 2043	550	470
Digicel Group Ltd. 8.25% 2020[5]	2,500	2,437
Digicel Group Ltd. 7.125% 2022[5]	675	629
DISH DBS Corp. 5.125% 2020	4,300	4,343
DJO Finance LLC 9.75% 2017	890	894
DJO Finance LLC 8.75% 2018	175	183
American Funds Insurance Series — Global Bond Fund — Page 111 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
DJO Finance LLC 7.75% 2018	$1,130	$1,102
DJO Finance LLC 9.875% 2018	560	571
Dominion Gas Holdings LLC 2.50% 2019	410	411
Dominion Gas Holdings LLC 3.60 2024	595	607
Dominion Gas Holdings LLC 4.60 2044	1,000	1,052
Dynacast International LLC 9.25% 2019	1,750	1,886
Dynegy Finance Inc. 7.375% 2022[5]	415	423
Dynegy Finance Inc. 7.625% 2024[5]	760	776
Econ. Dev. Auth., Energy Fac. Rev. Bonds (ACR Energy Partners, LLC Project), Series 2011-B, 12.00% 2030[5,8]	240	108
Electricité de France SA 6.95% 2039[5]	625	852
Electricité de France SA 4.875% 2044[5]	600	669
Enbridge Energy Partners, LP, Series B, 6.50% 2018	820	929
Enbridge Energy Partners, LP 9.875% 2019	750	950
Enbridge Energy Partners, LP 5.20% 2020	1,535	1,674
Enbridge Inc. 4.00% 2023	600	587
Enbridge Inc. 4.50% 2044	250	217
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[5]	1,955	1,960
EnLink Midstream Partners, LP 4.40% 2024	135	137
Enterprise Products Operating LLC 2.55% 2019	475	471
Enterprise Products Operating LLC 3.75% 2025	1,865	1,876
Enterprise Products Operating LLC 4.85% 2044	590	618
Enterprise Products Operating LLC 5.10% 2045	360	389
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.003% 2031[1,2,5]	2,370	2,372
ERP Operating LP 4.625% 2021	940	1,030
Euramax International, Inc. 9.50% 2016	1,750	1,636
Express Scripts Inc. 3.125% 2016	2,600	2,674
Fannie Mae 3.50% 2025[2]	721	763
Fannie Mae 3.50% 2025[2]	485	514
Fannie Mae 2.50% 2027[2]	153	157
Fannie Mae 2.50% 2028[2]	733	748
Fannie Mae 2.50% 2028[2]	177	181
Fannie Mae 2.50% 2028[2]	125	127
Fannie Mae 2.50% 2028[2]	216	220
Fannie Mae 2.50% 2028[2]	891	908
Fannie Mae 2.50% 2028[2]	1,265	1,290
Fannie Mae 2.50% 2028[2]	1,304	1,331
Fannie Mae 2.50% 2028[2]	896	914
Fannie Mae 2.50% 2028[2]	933	951
Fannie Mae 2.50% 2028[2]	932	950
Fannie Mae 6.50% 2036[2]	292	332
Fannie Mae 6.00% 2037[2]	147	167
Fannie Mae 6.00% 2037[2]	10	11
Fannie Mae 6.00% 2038[2]	320	364
Fannie Mae 6.00% 2039[2]	510	579
Fannie Mae 2.25% 2039[1,2]	65	69
Fannie Mae 2.28% 2039[1,2]	3	3
Fannie Mae 2.335% 2039[1,2]	3	3
Fannie Mae 2.191% 2039[1,2]	10	10
Fannie Mae 3.058% 2039[1,2]	89	96
Fannie Mae 3.47% 2039[1,2]	3	3
Fannie Mae 4.50% 2040[2]	698	758
Fannie Mae 6.00% 2040[2]	63	72
Fannie Mae 4.00% 2041[2]	1,028	1,098
American Funds Insurance Series — Global Bond Fund — Page 112 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.50% 2041[2]	$1,738	$1,888
Fannie Mae 2.924% 2041[1,2]	575	598
Fannie Mae 3.547% 2041[1,2]	1,779	1,867
Fannie Mae 3.50% 2042[2]	643	671
Fannie Mae 3.50% 2042[2]	1,192	1,246
Fannie Mae 3.50% 2042[2]	403	422
Fannie Mae 3.50% 2043[2]	1,099	1,152
Fannie Mae 4.00% 2043[2]	1,282	1,383
Fannie Mae 3.50% 2043[2]	642	672
Fannie Mae 3.50% 2045[2,9]	32,675	34,047
Fannie Mae 4.50% 2045[2,9]	16,312	17,705
Fannie Mae 3.50% 2045[2,9]	11,650	12,107
Fannie Mae 4.00% 2045[2,9]	16,050	17,081
Fannie Mae 4.50% 2045[2,9]	27,348	29,632
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[2]	1,747	1,747
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022[2]	2,000	1,951
First Data Corp. 12.625% 2021	3,398	4,044
First Data Corp. 11.75% 2021	1,300	1,498
First Quantum Minerals Ltd. 6.75% 2020[5]	1,931	1,757
First Quantum Minerals Ltd. 7.00% 2021[5]	1,931	1,748
FMG Resources 6.00% 2017[5]	2,875	2,758
FMG Resources 6.875% 2018[2,5]	1,622	1,476
Ford Motor Credit Co. 2.375% 2018	1,260	1,268
Ford Motor Credit Co. 2.375% 2019	4,550	4,523
Ford Motor Credit Co. 2.597% 2019	2,020	2,011
Forest Laboratories, Inc. 5.00% 2021[5]	730	792
Freddie Mac 2.50% 2016	625	642
Freddie Mac 0.75% 2018	2,800	2,765
Freddie Mac 6.50% 2039[2]	396	451
Freddie Mac 3.347% 2039[1,2]	4	5
Freddie Mac 4.50% 2039[2]	54	58
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019[2]	1,535	1,539
Freddie Mac, Series K712, Class A2, multifamily 1.869% 2019[2]	1,530	1,523
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[2]	1,840	1,837
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[2]	28	25
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[2]	121	112
Freescale Semiconductor, Inc. 6.00% 2022[5]	1,475	1,545
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[1,2,6]	2,472	2,416
Frontier Communications Corp. 8.50% 2020	1,350	1,512
Frontier Communications Corp. 9.25% 2021	1,850	2,144
Frontier Communications Corp. 6.25% 2021	1,350	1,360
Gannett Co., Inc. 4.875% 2021[5]	195	194
Gardner Denver, Inc. Term Loan B, 4.25% 2020[1,2,6]	1,225	1,151
Gazprom OJSC, Series 9, 6.51% 2022	400	360
General Electric Capital Corp. 3.45% 2024	3,545	3,667
General Electric Co. 2.70% 2022	80	80
Georgia Gulf Corp. 4.625% 2021	725	690
Gilead Sciences, Inc. 3.05% 2016	160	166
Gilead Sciences, Inc. 4.40% 2021	200	221
Gilead Sciences, Inc. 3.70% 2024	600	631
Gilead Sciences, Inc. 3.50% 2025	5,120	5,266
Gilead Sciences, Inc. 4.80% 2044	400	446
Gilead Sciences, Inc. 4.50% 2045	390	419
Glencore Xstrata LLC 1.594% 2019[1,5]	1,325	1,333
Goldman Sachs Group, Inc. 2.55% 2019	1,530	1,524
American Funds Insurance Series — Global Bond Fund — Page 113 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Goldman Sachs Group, Inc. 4.00% 2024	$5,020	$5,217
Goldman Sachs Group, Inc. 3.85% 2024	1,950	2,002
Goldman Sachs Group, Inc. 4.80% 2044	310	333
Government National Mortgage Assn. 3.00% 2027[2]	263	277
Government National Mortgage Assn. 2.50% 2028[2]	1,726	1,773
Government National Mortgage Assn. 2.50% 2028[2]	214	220
Government National Mortgage Assn. 2.50% 2028[2]	149	153
Government National Mortgage Assn. 2.50% 2028[2]	150	154
Government National Mortgage Assn. 2.50% 2028[2]	130	134
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 5.819% 2038[1,2]	1,283	1,347
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[1,2]	867	907
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-1-A, 5.426% 2039[2]	1,493	1,605
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[2]	4,500	4,804
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[2]	1,839	2,016
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[1,2]	1,510	1,639
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A-1-A, 5.796% 2045[1,2]	299	325
Hardwoods Acquisition Inc 7.50% 2021[5]	750	742
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.008% 2015[1,2,6,10]	7	7
HBOS PLC 6.75% 2018[5]	375	419
HCA Inc. 3.75% 2019	3,000	3,011
HD Supply, Inc. 7.50% 2020	1,450	1,526
HD Supply, Inc. 5.25% 2021[5]	1,100	1,122
HDTFS Inc. 5.875% 2020	150	152
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[2,5]	4,765	4,775
Holcim Ltd. 5.15% 2023[5]	1,290	1,440
Home Depot, Inc. 4.40% 2045	560	615
Hospitality Properties Trust 6.70% 2018	680	752
HSBC Bank PLC 1.50% 2018[5]	200	198
HSBC Holdings PLC 4.00% 2022	175	187
HSBC Holdings PLC 4.25% 2024	4,400	4,587
HSBC Holdings PLC 5.25% 2044	285	320
Humana Inc. 2.625% 2019	265	265
Humana Inc. 3.85% 2024	1,000	1,015
Humana Inc. 4.95% 2044	1,000	1,068
Hungarian Government 4.125% 2018	4,782	4,985
Hungarian Government 4.00% 2019	2,500	2,575
Hungarian Government 6.25% 2020	810	914
Hungarian Government 5.375% 2023	460	501
Hungarian Government 5.375% 2024	2,000	2,170
Hungarian Government 7.625% 2041	3,746	4,999
Husky Energy Inc. 7.25% 2019	1,040	1,221
Icahn Enterprises Finance Corp. 3.50% 2017	1,900	1,905
Imperial Tobacco Finance PLC 3.50% 2023[5]	2,000	1,969
Indonesia (Republic of) 5.875% 2020[5]	1,505	1,674
Indonesia (Republic of) 5.875% 2020	120	134
Indonesia (Republic of) 3.75% 2022	4,150	4,108
Intelsat Jackson Holding Co. 7.25% 2020	350	371
Intelsat Jackson Holding Co. 6.625% 2022	3,625	3,743
International Business Machines Corp. 1.625% 2020	550	531
International Paper Co. 7.30% 2039	600	798
Intesa Sanpaolo SpA 5.017% 2024[5]	1,830	1,779
inVentiv Health Inc, Term Loan B4, 7.75% 2018[1,2,6]	1,470	1,465
inVentiv Health Inc. 9.00% 2018[5]	2,875	2,947
inVentiv Health Inc. 11.00% 2018[5]	200	176
American Funds Insurance Series — Global Bond Fund — Page 114 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
inVentiv Health Inc. 11.00% 2018[5]	$100	$87
inVentiv Health Inc. 12.00% 2018[1,5,7]	425	402
iStar Financial Inc. 5.00% 2019	1,875	1,828
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.467% 2037[1,2]	21	21
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-1-A, 5.811% 2043[1,2]	143	150
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[1,2]	253	266
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.863% 2045[1,2]	1,250	1,306
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[2]	468	496
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[2,5]	1,714	1,764
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[2,5]	897	921
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.092% 2047[1,2]	1,510	1,612
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[2]	1,520	1,627
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.703% 2049[1,2]	2,019	2,186
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.703% 2049[1,2]	2,000	2,149
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[2]	1,494	1,609
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[1,2]	556	607
Jaguar Holding Co. 9.375% 2017[1,5,7]	2,000	2,049
JMC Steel Group Inc. 8.25% 2018[5]	1,850	1,764
JPMorgan Chase & Co. 1.625% 2018	1,875	1,856
JPMorgan Chase & Co. 3.25% 2022	1,000	1,008
JPMorgan Chase & Co. 3.625% 2024	590	605
JPMorgan Chase & Co. 3.875% 2024	695	696
Kenya (Republic of) 6.875% 2024[5]	900	947
Kimco Realty Corp., Series C, 4.904% 2015	235	236
Kimco Realty Corp. 5.70% 2017	500	545
Kimco Realty Corp. 6.875% 2019	1,250	1,483
Kinder Morgan Energy Partners, LP 6.00% 2017	140	151
Kinder Morgan Energy Partners, LP 3.50% 2021	175	172
Kinder Morgan Energy Partners, LP 3.45% 2023	2,250	2,158
Kinder Morgan Energy Partners, LP 3.50% 2023	1,600	1,522
Kinder Morgan Energy Partners, LP 4.15% 2024	3,075	3,073
Kinder Morgan Energy Partners, LP 5.50% 2044	4,609	4,702
Kinder Morgan, Inc. 4.30% 2025	3,060	3,077
Kinder Morgan, Inc. 5.55% 2045	1,850	1,902
Kindred Healthcare, Inc. 8.00% 2020[5]	700	747
Kinetic Concepts, Inc. 10.50% 2018	2,080	2,267
Kinetic Concepts, Inc. 12.50% 2019	2,305	2,559
KLX Inc. 5.875% 2022[5]	430	435
Kraft Foods Inc. 2.25% 2017	455	463
Kraft Foods Inc. 5.375% 2020	523	594
Laredo Petroleum, Inc. 9.50% 2019	150	150
Latvia (Republic of) 2.75% 2020	900	891
Latvia (Republic of) 5.25% 2021	375	424
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[1,2]	78	85
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[2]	818	876
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.163% 2045[1,2]	615	685
Lithuania (Republic of) 7.375% 2020	375	454
Lithuania (Republic of) 6.125% 2021[5]	450	526
Lithuania (Republic of) 6.625% 2022[5]	200	242
LSB Industries, Inc. 7.75% 2019	1,025	1,071
Marks and Spencer Group PLC 6.25% 2017[5]	1,250	1,377
McClatchy Co. 9.00% 2022	1,625	1,777
McKesson Corp. 3.25% 2016	180	184
McKesson Corp. 2.284% 2019	1,065	1,064
McKesson Corp. 3.796% 2024	680	700
American Funds Insurance Series — Global Bond Fund — Page 115 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
McKesson Corp. 4.883% 2044	$300	$332
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	1,500	1,545
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	2,000	2,145
Medtronic, Inc. 2.50% 2020[5]	1,455	1,461
Medtronic, Inc. 3.50% 2025[5]	7,260	7,443
Medtronic, Inc. 4.625% 2045[5]	520	566
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 6.028% 2050[1,2]	630	678
MetroPCS Wireless, Inc. 6.25% 2021	2,725	2,799
MetroPCS Wireless, Inc. 6.625% 2023	1,650	1,698
MidAmerican Energy Co. 4.40% 2044	240	265
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.079% 2049[1,2]	260	284
Morgan Stanley 2.125% 2018	2,275	2,278
Morgan Stanley 2.50% 2019	2,675	2,680
Morgan Stanley 2.375% 2019	325	324
Morgan Stanley, Series F, 3.875% 2024	555	571
Morgan Stanley 3.70% 2024	380	386
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[2]	783	832
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[2]	200	213
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 6.105% 2049[1,2]	68	74
Morocco Government 5.50% 2042	3,100	3,232
National Grid PLC 6.30% 2016	250	270
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	2,850	3,716
Navios Maritime Holdings Inc. 7.375% 2022[5]	3,100	2,883
NBC Universal Enterprise, Inc. 1.974% 2019[5]	600	595
Needle Merger Sub Corp. 8.125% 2019[5]	1,500	1,402
Neiman Marcus Group LTD Inc. 8.00% 2021[5]	1,325	1,408
Neiman Marcus Group LTD Inc. 8.75% 2021[1,5,7]	1,675	1,784
NGL Energy Partners LP 6.875% 2021[5]	150	149
NGPL PipeCo LLC 7.119% 2017[5]	750	741
NGPL PipeCo LLC 9.625% 2019[5]	2,100	2,116
Niagara Mohawk Power Corp. 3.508% 2024[5]	180	186
Niagara Mohawk Power Corp. 4.278% 2034[5]	300	318
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[5]	1,425	1,461
NII Capital Corp. 10.00% 2016[8]	50	18
NII Capital Corp. 7.875% 2019[5,8]	1,500	1,087
NII Capital Corp. 11.375% 2019[5,8]	525	381
NII Capital Corp. 8.875% 2019[8]	800	284
NII Capital Corp. 7.625% 2021[8]	3,250	617
Norfolk Southern Corp. 5.75% 2016	810	849
Norfolk Southern Corp. 3.00% 2022	720	724
Nortek Inc. 10.00% 2018	700	737
Nortek Inc. 8.50% 2021	1,895	2,037
Novartis Capital Corp. 3.40% 2024	910	949
Numericable Group SA, First Lien, 4.875% 2019[5]	225	224
Numericable Group SA, First Lien, 6.00% 2022[5]	1,775	1,787
NXP BV and NXP Funding LLC 3.75% 2018[5]	1,425	1,432
Oasis Petroleum Inc. 6.875% 2022	500	457
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[2,5]	1,225	1,124
Oracle Corp. 3.40% 2024	615	629
Orange SA 5.50% 2044	600	707
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[1,2,6]	1,059	1,044
Pacific Gas and Electric Co. 3.25% 2023	580	582
Pacific Gas and Electric Co. 3.85% 2023	300	313
PacifiCorp., First Mortgage Bonds, 3.60% 2024	1,015	1,051
PDC Energy Inc. 7.75% 2022	1,800	1,719
American Funds Insurance Series — Global Bond Fund — Page 116 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Peabody Energy Corp. 6.00% 2018	$4,425	$4,038
Pernod Ricard SA 4.45% 2022[5]	1,885	2,021
PETCO Animal Supplies, Inc. 9.25% 2018[5]	800	840
Petrobras International Finance Co. 5.75% 2020	200	193
Petróleos Mexicanos 3.50% 2018	3,135	3,182
Petróleos Mexicanos 8.00% 2019	1,400	1,662
Petróleos Mexicanos 4.875% 2022	4,100	4,305
Pfizer Inc. 3.40% 2024	900	938
PG&E Corp. 2.40% 2019	555	556
Philip Morris International Inc. 1.875% 2019	840	836
Philip Morris International Inc. 4.25% 2044	1,750	1,787
Ply Gem Industries, Inc. 6.50% 2022	1,425	1,345
Ply Gem Industries, Inc. 6.50% 2022[5]	950	888
PNC Bank 2.40% 2019	2,250	2,262
PNC Financial Services Group, Inc. 3.90% 2024	910	927
PNC Funding Corp. 3.30% 2022	2,211	2,277
Popular, Inc. 7.00% 2019	515	518
PRA Holdings, Inc. 9.50% 2023[5]	609	661
Progress Energy, Inc. 7.05% 2019	910	1,079
Progress Energy, Inc. 7.75% 2031	550	799
Prologis, Inc. 3.35% 2021	200	203
Prologis, Inc. 4.25% 2023	2,575	2,726
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,520	1,690
Puget Sound Energy, Inc., First Lien, 6.50% 2020	335	394
Puget Sound Energy, Inc., First Lien, 6.00% 2021	1,023	1,198
Puget Sound Energy, Inc., First Lien, 5.625% 2022	480	556
QBE Insurance Group Ltd. 2.40% 2018[5]	1,100	1,101
QGOG Constellation SA 6.25% 2019[5]	2,150	1,360
R.R. Donnelley & Sons Co. 7.875% 2021	1,050	1,165
R.R. Donnelley & Sons Co. 6.50% 2023	1,100	1,133
Rabobank Nederland 4.625% 2023	3,420	3,634
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,5]	681	734
RCI Banque 3.50% 2018[5]	1,500	1,554
Realogy Corp. 5.25% 2021[5]	350	342
Realogy Corp., LOC, 4.40% 2016[1,2,6]	10	10
Regions Financial Corp. 5.75% 2015	150	153
Regions Financial Corp. 2.00% 2018	1,175	1,165
Reynolds American Inc. 4.85% 2023	110	119
Reynolds American Inc. 6.15% 2043	935	1,088
Reynolds Group Inc. 5.75% 2020	3,965	4,084
Rice Energy Inc. 6.25% 2022[5]	2,025	1,893
Rio Tinto Finance (USA) Ltd. 2.875% 2022	300	289
Roche Holdings, Inc. 6.00% 2019[5]	144	166
Roche Holdings, Inc. 2.25% 2019[5]	1,250	1,259
Roche Holdings, Inc. 2.875% 2021[5]	1,250	1,268
Roche Holdings, Inc. 3.35% 2024[5]	200	207
Royal Bank of Scotland PLC 5.625% 2020	290	331
Sabine Pass Liquefaction, LLC 5.625% 2021	700	691
Sabine Pass Liquefaction, LLC 5.75% 2024	1,075	1,060
SABMiller Holdings Inc. 3.75% 2022[5]	775	810
SABMiller Holdings Inc. 4.95% 2042[5]	1,230	1,391
Samson Investment Co. 9.75% 2020	425	178
Scentre Group, 3.50% 2025[5]	600	604
Select Medical Holdings Corp. 6.375% 2021	1,645	1,678
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	2,450	2,548
American Funds Insurance Series — Global Bond Fund — Page 117 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[5]	$1,800	$1,710
Simon Property Group, LP 10.35% 2019	750	982
Slovenia (Republic of) 4.75% 2018[5]	1,620	1,737
Slovenia (Republic of) 4.125% 2019[5]	1,000	1,050
Slovenia (Republic of) 4.375% 2022[5]	1,500	1,639
Slovenia (Republic of) 5.50% 2022	3,165	3,521
Slovenia (Republic of) 5.50% 2022[5]	425	473
Slovenia (Republic of) 5.85% 2023	4,010	4,554
Slovenia (Republic of) 5.85% 2023[5]	2,470	2,805
Slovenia (Republic of) 5.25% 2024	1,010	1,115
SoftBank Corp. 4.50% 2020[5]	725	717
Spectra Energy Partners, LP 4.75% 2024	405	435
Sprint Nextel Corp. 7.00% 2020	825	829
Sprint Nextel Corp. 7.25% 2021	575	573
Sprint Nextel Corp. 7.875% 2023	4,075	4,043
SRA International, Inc. 11.00% 2019	500	534
SRA International, Inc., Term Loan B, 6.50% 2018[1,2,6]	1,389	1,391
Stackpole Intl. 7.75% 2021[5]	925	930
Standard Chartered PLC 3.85% 2015[5]	1,245	1,258
Statoil ASA 0.524% 2018[1]	1,175	1,174
Statoil ASA 1.95% 2018	960	961
Statoil ASA 2.75% 2021	675	678
Statoil ASA 3.70% 2024	1,950	2,023
Statoil ASA 3.25% 2024	300	302
Statoil ASA 4.25% 2041	1,000	1,029
Tampa Electric Co. 4.10% 2042	930	955
Tampa Electric Co. 4.35% 2044	360	385
Targa Resources Corp. 4.125% 2019[5]	375	363
Teco Finance, Inc. 5.15% 2020	75	84
Teekay Corp. 8.50% 2020	1,375	1,536
Tenet Healthcare Corp., First Lien, 4.75% 2020	625	637
Tenet Healthcare Corp., First Lien, 4.50% 2021	3,125	3,145
Tennessee Valley Authority 5.88% 2036	500	687
Tennessee Valley Authority 5.25% 2039	1,750	2,235
Tesoro Logistics LP 5.50% 2019[5]	250	249
Thermo Fisher Scientific Inc. 4.15% 2024	660	697
Thomson Reuters Corp. 1.65% 2017	1,005	1,000
Thomson Reuters Corp. 5.65% 2043	670	777
TIBCO Software, Inc., Term Loan B, 6.50% 2020[1,2,6]	400	388
Time Inc. 5.75% 2022[5]	475	461
T-Mobile US, Inc. 6.731% 2022	1,250	1,292
Total Capital International 1.55% 2017	540	542
Total Capital International 2.875% 2022	465	461
TRAC Intermodal 11.00% 2019	575	624
TransCanada PipeLines Ltd. 7.625% 2039	250	345
Transocean Inc. 2.50% 2017	115	102
Transocean Inc. 6.375% 2021	710	656
Transocean Inc. 3.80% 2022	1,200	974
Turkey (Republic of) 4.557% 2018[5]	775	815
Turkey (Republic of) 6.25% 2022	1,880	2,150
Turkey (Republic of) 6.75% 2040	210	260
U.S. Treasury 0.375% 2015	4,960	4,966
U.S. Treasury 5.125% 2016	1,350	1,437
U.S. Treasury 0.875% 2017	12,400	12,369
U.S. Treasury 0.625% 2017	2,135	2,114
American Funds Insurance Series — Global Bond Fund — Page 118 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
U.S. Treasury 0.75% 2017	$12,180	$12,052
U.S. Treasury 3.50% 2018	15,275	16,366
U.S. Treasury 0.625% 2018	4,350	4,263
U.S. Treasury 1.375% 2018	15,000	15,015
U.S. Treasury 1.50% 2018	67,050	67,370
U.S. Treasury 1.25% 2018	36,150	35,918
U.S. Treasury 1.50% 2019	13,950	13,958
U.S. Treasury 1.625% 2019	18,550	18,630
U.S. Treasury 1.50% 2019	9,150	9,129
U.S. Treasury 1.00% 2019	27,500	26,835
U.S. Treasury 1.625% 2019[11]	44,800	44,919
U.S. Treasury 1.625% 2019	4,400	4,407
U.S. Treasury 1.625% 2019	46,905	46,954
U.S. Treasury 1.75% 2019	11,000	11,063
U.S. Treasury 1.25% 2020	9,450	9,251
U.S. Treasury 1.125% 2020	30,350	29,484
U.S. Treasury 1.375% 2020	39,600	38,862
U.S. Treasury 2.50% 2024	19,530	20,111
U.S. Treasury 2.25% 2024	2,100	2,115
U.S. Treasury 2.875% 2043	6,300	6,447
U.S. Treasury Inflation-Protected Security 0.125% 2018[4]	5,033	5,021
U.S. Treasury Inflation-Protected Security 0.125% 2019[4]	45,678	45,268
U.S. Treasury Inflation-Protected Security 0.125% 2023[4]	874	849
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	46,202	46,619
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	9,300	8,999
U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	1,449	1,708
U.S. Treasury Inflation-Protected Security 0.75% 2042[4]	657	643
U.S. Treasury Inflation-Protected Security 0.625% 2043[4]	1,239	1,175
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	14,517	16,592
UniCredito Italiano SpA 6.00% 2017[5]	600	642
United Mexican States Government Global 3.60% 2025	2,825	2,829
United Mexican States Government Global, Series A, 3.625% 2022	1,700	1,741
UnitedHealth Group Inc. 2.875% 2023	200	199
Unum Group 5.625% 2020	225	254
US Investigations Services, Inc. 13.00% 2020[5,7]	629	280
US Investigations Services, Inc. 14.00% 2020[2,5,7]	9	4
US Investigations Services, Inc. 15.00% 2021[5,7]	23	7
Various Purpose G.O. Bonds, 7.60% 2040	5,310	8,436
Various Purpose G.O. Bonds, 7.625% 2040	285	438
Verizon Communications Inc. 5.15% 2023	2,730	3,017
Verizon Communications Inc. 3.50% 2024	9,960	9,806
Verizon Communications Inc. 4.862% 2046[5]	5,840	6,014
Viacom Inc. 2.75% 2019	1,535	1,540
Viacom Inc. 4.25% 2023	1,335	1,379
Viacom Inc. 4.85% 2034	250	257
Viacom Inc. 5.85% 2043	575	642
Vodafone Group PLC 2.50% 2022	317	296
Volkswagen Group of America Finance, LLC 2.45% 2019[5]	545	549
Volvo Treasury AB 5.95% 2015[5]	1,920	1,942
VPI Escrow Corp. 6.375% 2020[5]	535	561
VPI Escrow Corp. 7.50% 2021[5]	2,000	2,167
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.707% 2043[1,2]	1,540	1,606
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[2]	90	96
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047[2]	250	270
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[1,2]	380	406
American Funds Insurance Series — Global Bond Fund — Page 119 of 147

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.933% 2049[1,2]	$150	$161
Walter Energy, Inc. 9.50% 2019[5]	900	688
Warner Music Group 5.625% 2022[5]	25	24
WEA Finance LLC 1.75% 2017[5]	655	652
WEA Finance LLC 2.70% 2019[5]	1,500	1,501
WEA Finance LLC 3.75% 2024[5]	535	544
WellPoint, Inc. 2.30% 2018	585	589
Wells Fargo & Co. 3.30% 2024	4,500	4,534
Western Gas Partners LP 4.00% 2022	1,500	1,523
WFLD Mortgage Trust, Series 2014-MONT, Class A, 3.755% 2031[1,2,5]	660	699
Williams Partners LP 5.25% 2020	225	245
Williams Partners LP 4.125% 2020	375	385
Williams Partners LP 4.50% 2023	760	768
Williams Partners LP 4.30% 2024	1,180	1,180
Wind Acquisition SA 4.75% 2020[5]	2,000	1,875
Wind Acquisition SA 7.375% 2021[5]	1,425	1,348
WM. Wrigley Jr. Co 3.375% 2020[5]	505	517
Xstrata Canada Financial Corp. 2.70% 2017[1,5]	1,250	1,266
Xstrata Canada Financial Corp. 4.95% 2021[5]	200	211
		1,366,666
Total bonds, notes & other debt instruments (cost: $2,546,783,000)		2,508,699
Convertible stocks 0.01% U.S. dollars 0.01%	Shares
CEVA Group PLC, Series A-1, 3.253% convertible preferred[10]	329	329
CEVA Group PLC, Series A-2, 2.253% convertible preferred[10,12]	37	28
Total convertible stocks (cost: $386,000)		357
Common stocks 0.01% U.S. dollars 0.01%
CEVA Group PLC[5,10,13]	431	334
Atrium Corp.[5,10,13]	2	—
Total common stocks (cost: $998,000)		334
Short-term securities 5.89%	Principal amount (000)
Abbott Laboratories 0.09% due 2/2/2015[5]	$ 20,000	19,999
Coca-Cola Co. 0.14% due 1/12/2015[5]	25,000	24,999
ExxonMobil Corp. 0.14% due 3/2/2015	17,000	16,996
Federal Home Loan Bank 0.09% due 2/13/2015	30,000	29,999
General Electric Co. 0.10% due 1/2/2015	5,100	5,100
John Deere Financial Ltd. 0.09% due 1/13/2015[5]	35,000	34,998
Toronto-Dominion Holdings USA Inc. 0.16% due 1/22/2015[5]	20,000	19,999
Total short-term securities (cost: $152,087,000)		152,090
Total investment securities 102.99% (cost: $2,700,254,000)		2,661,480
Other assets less liabilities (2.99)%		(77,177)
Net assets 100.00%		$2,584,303
American Funds Insurance Series — Global Bond Fund — Page 120 of 147

[1]	Coupon rate may change periodically.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Step bond; coupon rate will increase at a later date.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $284,687,000, which represented 11.02% of the net assets of the fund.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $10,039,000, which represented .39% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Scheduled interest and/or principal payment was not received.
[9]	A portion or all of the security purchased on a TBA basis.
[10]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $698,000, which represented .03% of the net assets of the fund.
[11]	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,587,000, which represented .18% of the net assets of the fund.
[12]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[13]	Security did not produce income during the last 12 months.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.253% convertible preferred	3/10/2010	$ 52	$28.00%

Key to abbreviations
Auth. = Authority
Dev. = Development
Econ. = Economic
Fac. = Facility
G.O. = General Obligation
Rev. = Revenue
TBA = To be announced
American Funds Insurance Series — Global Bond Fund — Page 121 of 147

High-Income Bond FundSM
Investment portfolio
December 31, 2014
Bonds, notes & other debt instruments 89.08% Corporate bonds & notes 86.38% Telecommunication services 15.03%	Principal amount (000)	Value (000)
Altice Finco SA 6.50% 2022[1]	$2,225	$2,181
Altice Finco SA, First Lien, 7.75% 2022[1]	4,750	4,771
Altice Finco SA 8.125% 2024[1]	1,325	1,299
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	1,250	1,506
Digicel Group Ltd. 8.25% 2020[1]	17,300	16,867
Digicel Group Ltd. 6.00% 2021[1]	5,650	5,297
Digicel Group Ltd. 7.125% 2022[1]	3,250	3,031
Frontier Communications Corp. 8.125% 2018	6,925	7,808
Frontier Communications Corp. 8.50% 2020	5,775	6,468
Frontier Communications Corp. 6.25% 2021	5,525	5,566
Frontier Communications Corp. 9.25% 2021	4,525	5,243
Frontier Communications Corp. 8.75% 2022	550	617
Frontier Communications Corp. 6.875% 2025	1,425	1,429
Intelsat Jackson Holding Co. 7.25% 2020	1,100	1,165
Intelsat Jackson Holding Co. 6.625% 2022	22,350	23,076
Intelsat Luxembourg Holding Co. 6.75% 2018	1,470	1,507
MetroPCS Wireless, Inc. 6.25% 2021	16,950	17,412
MetroPCS Wireless, Inc. 6.625% 2023	19,150	19,705
Millicom International Cellular SA 6.625% 2021[1]	4,040	4,222
NII Capital Corp. 10.00% 2016[2]	15,300	5,355
NII Capital Corp. 7.875% 2019[1,2]	10,975	7,957
NII Capital Corp. 8.875% 2019[2]	6,125	2,174
NII Capital Corp. 11.375% 2019[1,2]	8,610	6,242
NII Capital Corp. 7.625% 2021[2]	21,625	4,109
Numericable Group SA, First Lien, 4.875% 2019[1]	18,800	18,706
Numericable Group SA, First Lien, 6.00% 2022[1]	8,750	8,809
Numericable Group SA, First Lien, 6.25% 2024[1]	600	605
SoftBank Corp. 4.50% 2020[1]	4,525	4,474
Sprint Nextel Corp. 7.00% 2020	28,050	28,190
Sprint Nextel Corp. 7.25% 2021	9,900	9,863
Sprint Nextel Corp. 11.50% 2021	4,950	5,977
Sprint Nextel Corp. 7.875% 2023	2,050	2,034
Telecom Italia Capital SA 6.999% 2018	4,075	4,544
T-Mobile US, Inc. 6.542% 2020	6,379	6,610
T-Mobile US, Inc. 6.731% 2022	3,500	3,618
T-Mobile US, Inc. 6.375% 2025	9,400	9,574
Trilogy International Partners, LLC 10.25% 2016[1]	12,675	12,723
Wind Acquisition SA 4.75% 2020[1]	7,575	7,102
Wind Acquisition SA 7.375% 2021[1]	18,000	17,033
		294,869
Health care 14.64%
Centene Corp. 5.75% 2017	5,080	5,410
Centene Corp. 4.75% 2022	2,640	2,650
Community Health Systems, Inc. 5.125% 2018	2,195	2,277
American Funds Insurance Series — High-Income Bond Fund — Page 122 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
ConvaTec Finance International SA 8.25% 2019[1,3,4]	$6,925	$7,033
DJO Finance LLC 9.75% 2017	5,930	5,960
DJO Finance LLC 7.75% 2018	12,070	11,768
DJO Finance LLC 8.75% 2018	840	878
DJO Finance LLC 9.875% 2018	5,525	5,636
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[1]	6,260	6,276
Forest Laboratories, Inc. 5.00% 2021[1]	6,315	6,848
Grifols Worldwide Operations Ltd. 5.25% 2022[1]	250	256
HCA Inc. 3.75% 2019	16,135	16,196
HCA Inc. 6.50% 2020	3,830	4,301
HCA Inc. 5.00% 2024	3,900	4,017
inVentiv Health Inc, Term Loan B4, 7.75% 2018[3,5,6]	7,585	7,561
inVentiv Health Inc. 9.00% 2018[1]	10,775	11,044
inVentiv Health Inc. 11.00% 2018[1]	8,597	7,501
inVentiv Health Inc. 11.00% 2018[1]	3,495	3,067
inVentiv Health Inc. 12.00% 2018[1,3,4]	17,376	16,420
Jaguar Holding Co. 9.375% 2017[1,3,4]	400	410
Kindred Healthcare Inc., Term Loan B, 4.25% 2021[3,5,6]	3,437	3,342
Kindred Healthcare, Inc. 8.00% 2020[1]	5,925	6,325
Kinetic Concepts, Inc. 10.50% 2018	22,795	24,847
Kinetic Concepts, Inc. 12.50% 2019	15,330	17,016
Multiplan Inc., Term Loan B, 3.75% 2021[3,5,6]	13,777	13,424
Omnicare, Inc. 4.75% 2022	2,155	2,193
Omnicare, Inc. 5.00% 2024	515	530
Ortho-Clinical Diagnostics Inc. 6.625% 2022[1]	8,340	7,506
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[3,5,6]	10,599	10,447
Patheon Inc. 7.50% 2022[1]	600	611
PRA Holdings, Inc. 9.50% 2023[1]	2,481	2,692
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[3,5,6,7]	3,061	3,046
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[3,5,6,7]	2,300	2,289
Rotech Healthcare Inc., Term Loan, 13.00% 2020[3,4,5,6,7]	4,824	4,800
Select Medical Holdings Corp. 6.375% 2021	6,540	6,671
Tenet Healthcare Corp., First Lien, 4.75% 2020	7,485	7,635
Tenet Healthcare Corp., First Lien, 6.00% 2020	6,405	6,894
Tenet Healthcare Corp., First Lien, 4.50% 2021	4,705	4,734
VPI Escrow Corp. 6.75% 2018[1]	14,755	15,733
VPI Escrow Corp. 6.375% 2020[1]	8,870	9,302
VPI Escrow Corp. 7.50% 2021[1]	500	542
VWR Funding, Inc. 7.25% 2017	10,770	11,295
		287,383
Industrials 12.76%
AAF Holdings LLC 12.75% 2019[1,3,4]	2,400	2,338
ADT Corp. 4.125% 2019	7,075	7,022
ADT Corp. 5.25% 2020	950	967
AECOM Technology Corp. 5.75% 2022[1]	3,570	3,659
Altegrity, Inc. 9.50% 2019[1]	12,225	11,644
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	25,580	21,231
B/E Aerospace, Inc., Term Loan B, 4.00% 2021[3,5,6]	1,360	1,360
Builders Firstsource 7.625% 2021[1]	10,600	10,891
CEVA Group PLC 4.00% 2018[1]	6,450	5,644
CEVA Group PLC 7.00% 2021[1]	1,175	1,140
CEVA Group PLC 9.00% 2021[1]	2,275	2,144
CEVA Group PLC, LOC, 6.50% 2021[3,5,6]	2,140	2,011
American Funds Insurance Series — High-Income Bond Fund — Page 123 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
CEVA Group PLC, Term Loan B, 6.50% 2021[3,5,6]	$3,090	$2,904
CEVA Group PLC, Term Loan, 6.50% 2021[3,5,6]	2,240	2,105
CEVA Group PLC, Term Loan, 6.50% 2021[3,5,6]	386	363
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[5]	249	261
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[5]	114	121
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[5]	10	10
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[5]	113	123
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	326	361
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[5]	80	82
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-1, 5.00% 2018[3,5,6]	1,164	1,161
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-2, 5.00% 2018[3,5,6]	511	510
Esterline Technologies Corp. 7.00% 2020	4,000	4,220
Euramax International, Inc. 9.50% 2016	10,390	9,715
Far East Capital Limited SA 8.75% 2020[1]	1,335	554
Gardner Denver, Inc. Term Loan B, 4.25% 2020[3,5,6]	6,063	5,698
Gates Global LLC 6.00% 2022[1]	5,875	5,656
Gates Global LLC, Term Loan B, 4.25% 2021[3,5,6]	424	413
Hardwoods Acquisition Inc 7.50% 2021[1]	7,525	7,450
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.008% 2015[3,5,6,7]	382	363
HD Supply, Inc. 7.50% 2020	1,975	2,079
HD Supply, Inc. 11.50% 2020	7,130	8,199
HD Supply, Inc. 5.25% 2021[1]	4,125	4,207
HDTFS Inc. 4.25% 2018	325	325
HDTFS Inc. 5.875% 2020	875	886
HDTFS Inc. 6.25% 2022	2,800	2,842
Jeld-Wen Escrow Corp., Term Loan B, 5.25% 2021[3,5,6]	7,850	7,814
KLX Inc. 5.875% 2022[1]	5,895	5,969
LMI Aerospace Inc. 7.375% 2019[1]	3,025	2,964
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[1]	7,500	7,350
Navios Maritime Holdings Inc. 7.375% 2022[1]	5,325	4,952
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	5,920	5,239
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	7,000	7,070
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[1]	5,755	5,899
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[1]	550	556
Nortek Inc. 10.00% 2018	7,460	7,852
Nortek Inc. 8.50% 2021	7,610	8,181
Ply Gem Industries, Inc. 6.50% 2022	16,450	15,525
Ply Gem Industries, Inc. 6.50% 2022[1]	4,800	4,488
R.R. Donnelley & Sons Co. 7.25% 2018	3,554	3,945
R.R. Donnelley & Sons Co. 7.875% 2021	5,525	6,133
R.R. Donnelley & Sons Co. 7.00% 2022	1,500	1,616
R.R. Donnelley & Sons Co. 6.50% 2023	5,525	5,691
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]	7,775	7,386
TRAC Intermodal 11.00% 2019	1,500	1,628
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[1,5]	21	22
United Rentals, Inc. 7.375% 2020	1,275	1,383
United Rentals, Inc. 7.625% 2022	2,525	2,789
US Investigations Services, Inc. 13.00% 2020[1,4]	4,705	2,093
US Investigations Services, Inc. 14.00% 2020[1,4,5]	491	218
US Investigations Services, Inc. 15.00% 2021[1,4]	1,424	426
Virgin Australia Holdings Ltd. 8.50% 2019[1]	2,125	2,160
Watco Companies 6.375% 2023[1]	395	393
		250,401
American Funds Insurance Series — High-Income Bond Fund — Page 124 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary 12.52%	Principal amount (000)	Value (000)
Academy Sports 9.25% 2019[1]	$2,500	$2,638
Boyd Gaming Corp. 9.125% 2018	9,190	9,466
Boyd Gaming Corp. 9.00% 2020	11,000	11,316
Burger King Corp. 6.00% 2022[1]	4,975	5,124
CEC Entertainment, Inc. 8.00% 2022	2,850	2,779
Cedar Fair, LP 5.375% 2024[1]	175	174
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	13,400	13,936
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	12,625	12,846
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	2,800	2,961
Cooper-Standard Holdings Inc., Term Loan B, 4.00% 2021[3,5,6]	2,711	2,683
Cumulus Media Holdings Inc. 7.75% 2019	5,960	6,042
Cumulus Media Inc., Term Loan B, 4.25% 2020[3,5,6]	1,368	1,326
Delta 2 (Formula One), Term Loan B, 4.75% 2021[3,5,6]	300	294
Delta 2 (Formula One), Term Loan B, 7.75% 2022[3,5,6]	5,500	5,369
DISH DBS Corp. 4.25% 2018	18,675	19,119
DISH DBS Corp. 7.875% 2019	700	796
DISH DBS Corp. 5.125% 2020	6,250	6,312
Gannett Co., Inc. 5.125% 2019	915	940
Gannett Co., Inc. 4.875% 2021[1]	1,535	1,527
Gannett Co., Inc. 6.375% 2023	7,530	8,019
General Motors Co. 4.00% 2025	465	467
General Motors Co. 5.00% 2035	5,815	6,074
General Motors Financial Co. 3.00% 2017	1,360	1,377
General Motors Financial Co. 3.25% 2018	800	803
Hilton Worldwide Finance LLC 5.625% 2021	1,025	1,076
Jaguar Land Rover PLC 4.25% 2019[1]	1,410	1,428
La Quinta Properties, Inc., First Lien Term Loan B, 4.00% 2021[3,5,6]	903	893
Limited Brands, Inc. 6.625% 2021	875	989
McClatchy Co. 9.00% 2022	3,275	3,582
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021	2,500	2,522
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	3,400	3,502
MGM Resorts International 8.625% 2019	5,400	6,149
MGM Resorts International 7.75% 2022	750	833
MGM Resorts International 6.00% 2023	2,000	2,020
Michaels Stores, Inc. 7.50% 2018[1,3,4]	565	578
Michaels Stores, Inc. 5.875% 2020[1]	850	863
NBC Universal Enterprise, Inc. 5.25% (undated)[1]	835	870
NCL Corp. Ltd. 5.25% 2019[1]	1,625	1,645
Needle Merger Sub Corp. 8.125% 2019[1]	6,705	6,269
Neiman Marcus Group LTD Inc. 8.00% 2021[1]	8,050	8,553
Neiman Marcus Group LTD Inc. 8.75% 2021[1,3,4]	5,145	5,479
Neiman Marcus, Term Loan B, 4.25% 2020[3,5,6]	1,485	1,457
PETCO Animal Supplies, Inc. 9.25% 2018[1]	6,875	7,219
Pinnacle Entertainment, Inc. 6.375% 2021	1,450	1,501
Playa Resorts Holding BV 8.00% 2020[1]	5,225	5,238
Playa Resorts Holding BV, Term Loan B, 4.00% 2019[3,5,6]	889	875
Revel Entertainment, Term Loan B, 10.00% 2015[2,3,4,5,6,7]	2,239	—
Revel Entertainment, Term Loan B, 14.50% 2018[2,3,4,5,6,7]	11,915	—
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	1,525	1,628
Schaeffler Holding Finance BV 6.875% 2018[3,4]	€3,800	4,794
Schaeffler Holding Finance BV 7.625% 2018[1,3,4]	$2,300	2,409
Six Flags Entertainment Corp. 5.25% 2021[1]	1,000	1,005
Stackpole Intl. 7.75% 2021[1]	1,595	1,603
Standard Pacific Corp. 5.875 2024	1,550	1,558
American Funds Insurance Series — High-Income Bond Fund — Page 125 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Time Inc. 5.75% 2022[1]	$5,475	$5,311
Time Inc., Term Loan B, 4.25% 2021[3,5,6]	6,318	6,271
Univision Communications Inc. 8.50% 2021[1]	4,570	4,890
Univision Communications Inc., Term Loan C3, 4.00% 2020[3,5,6]	441	433
Univision Communications Inc., Term Loan D, 4.00% 2020[3,5,6]	249	244
VTR Finance BV 6.875% 2024[1]	1,525	1,559
Warner Music Group 13.75% 2019	1,275	1,460
Warner Music Group 5.625% 2022[1]	12,500	12,156
Warner Music Group 6.75% 2022[1]	7,450	6,817
Wynn Macau, Ltd. 5.25% 2021[1]	8,125	7,678
		245,745
Energy 9.50%
Alpha Natural Resources, Inc. 9.75% 2018	5,550	2,525
Alpha Natural Resources, Inc. 6.00% 2019	2,067	661
Alpha Natural Resources, Inc. 7.50% 2020[1]	6,125	3,874
Alpha Natural Resources, Inc. 6.25% 2021	3,775	1,170
American Energy (Marcellus), Term Loan B, 5.25% 2020[3,5,6]	4,725	4,182
American Energy (Marcellus), Term Loan A, 8.50% 2021[3,5,6]	4,775	4,095
American Energy (Permian Basin) 7.125% 2020[1]	5,025	3,744
American Energy (Permian Basin) 7.375% 2021[1]	4,600	3,404
American Energy (Woodford LLC), 9.00% 2022[1]	6,625	4,306
Arch Coal, Inc. 7.00% 2019	7,720	2,355
Arch Coal, Inc. 8.00% 2019[1]	825	462
Arch Coal, Inc. 9.875% 2019	525	181
Arch Coal, Inc. 7.25% 2021	4,975	1,474
Arch Coal, Inc., Term Loan B1, 6.25% 2018[3,5,6]	5,801	4,823
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[1]	5,305	5,133
Bonanza Creek Energy, Inc. 6.75% 2021	850	752
CONSOL Energy Inc. 8.25% 2020	6,500	6,768
CONSOL Energy Inc. 5.875% 2022[1]	750	701
Denbury Resources Inc. 4.625% 2023	1,550	1,352
Ecopetrol SA 5.875% 2023	1,450	1,539
Jupiter Resources Inc. 8.50% 2022[1]	4,900	3,712
Laredo Petroleum, Inc. 9.50% 2019	6,825	6,825
Laredo Petroleum, Inc. 7.375% 2022	2,000	1,880
NGL Energy Partners LP 6.875% 2021[1]	6,100	6,039
NGPL PipeCo LLC 7.119% 2017[1]	6,715	6,631
NGPL PipeCo LLC 9.625% 2019[1]	16,825	16,951
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[3,5,6]	1,787	1,728
Oasis Petroleum Inc. 6.875% 2022	2,900	2,654
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 2023[1,5]	1,636	1,472
PDC Energy Inc. 7.75% 2022	8,025	7,664
Peabody Energy Corp. 7.375% 2016	450	465
Peabody Energy Corp. 6.00% 2018	21,470	19,591
Peabody Energy Corp. 6.25% 2021	6,220	5,341
Petrobras International Finance Co. 5.75% 2020	590	571
QGOG Constellation SA 6.25% 2019[1]	6,105	3,861
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	4,175	4,050
Rice Energy Inc. 6.25% 2022[1]	9,100	8,509
Sabine Pass Liquefaction, LLC 5.625% 2021	5,900	5,826
Sabine Pass Liquefaction, LLC 5.75% 2024	8,925	8,802
Samson Investment Co. 9.75% 2020	13,115	5,500
Samson Investment Co., Term Loan B, 5.00% 2018[3,5,6]	150	119
American Funds Insurance Series — High-Income Bond Fund — Page 126 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Targa Resources Corp. 4.125% 2019[1]	$2,200	$2,129
Teekay Corp. 8.50% 2020	8,543	9,544
Tesoro Logistics LP 5.50% 2019[1]	1,225	1,219
Tesoro Logistics LP 6.25% 2022[1]	1,850	1,855
		186,439
Materials 8.37%
ArcelorMittal 10.35% 2019[3]	500	606
ArcelorMittal 6.00% 2021[3]	1,760	1,837
ArcelorMittal 7.25% 2041[3]	9,960	10,109
Ball Corp. 5.75% 2021	835	879
CEMEX Finance LLC 9.375% 2022[1]	4,690	5,253
First Quantum Minerals Ltd. 6.75% 2020[1]	16,543	15,054
First Quantum Minerals Ltd. 7.00% 2021[1]	17,343	15,695
First Quantum Minerals Ltd. 7.25% 2022[1]	1,275	1,151
FMG Resources 6.00% 2017[1]	25,865	24,814
FMG Resources 6.875% 2018[1,5]	5,216	4,746
FMG Resources 8.25% 2019[1]	750	685
Georgia Gulf Corp. 4.625% 2021	1,350	1,284
Georgia Gulf Corp. 4.875% 2023	800	758
JMC Steel Group Inc. 8.25% 2018[1]	17,250	16,452
LSB Industries, Inc. 7.75% 2019	5,275	5,512
Mirabela Nickel Ltd. 1.00% 2044[1,4,7]	53	54
Owens-Illinois, Inc. 5.00% 2022[1]	560	572
Owens-Illinois, Inc. 5.375% 2025[1]	420	425
Packaging Dynamics Corp. 8.75% 2016[1]	1,968	1,978
Rayonier Advanced Materials Inc. 5.50% 2024[1]	1,080	892
Reynolds Group Inc. 7.125% 2019	740	767
Reynolds Group Inc. 7.875% 2019	355	375
Reynolds Group Inc. 9.875% 2019	4,820	5,133
Reynolds Group Inc. 5.75% 2020	29,965	30,864
Ryerson Inc. 9.00% 2017	1,525	1,571
Ryerson Inc. 11.25% 2018	1,300	1,391
Solenis, Term Loan, 7.75% 2022[3,5,6]	640	626
Tembec Industries Inc. 9.00% 2019[1]	2,300	2,268
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[1]	2,945	3,137
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV), Term Loan B, 3.75% 2020[3,5,6]	1,253	1,224
Walter Energy, Inc. 9.50% 2019[1]	10,550	8,071
		164,183
Information technology 7.57%
Alcatel-Lucent USA Inc. 4.625% 2017[1]	9,650	9,795
Alcatel-Lucent USA Inc. 6.75% 2020[1]	5,880	6,236
Alcatel-Lucent USA Inc. 8.875% 2020[1]	10,090	11,023
First Data Corp. 8.25% 2021[1]	5,123	5,507
First Data Corp. 11.75% 2021	17,195	19,817
First Data Corp. 12.625% 2021	10,804	12,857
First Data Corp. 8.75% 2022[1,3,4]	935	1,010
Freescale Semiconductor, Inc. 5.00% 2021[1]	9,000	9,045
Freescale Semiconductor, Inc. 6.00% 2022[1]	14,575	15,267
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[3,5,6]	5,433	5,311
Lawson Software, Inc. 9.375% 2019	3,000	3,221
NXP BV and NXP Funding LLC 3.75% 2018[1]	9,900	9,950
Serena Software, Inc. Term Loan B 7.50% 2020[3,5,6]	4,325	4,314
American Funds Insurance Series — High-Income Bond Fund — Page 127 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
SRA International, Inc. 11.00% 2019	$7,835	$8,364
SRA International, Inc., Term Loan B, 6.50% 2018[3,5,6]	16,913	16,934
SunGard Data Systems Inc. 7.625% 2020	3,650	3,887
TIBCO Software, Inc., Term Loan B, 6.50% 2020[3,5,6]	2,325	2,255
TIBCO Software, Inc. 11.375% 2021[1]	3,925	3,807
		148,600
Financials 4.72%
CIT Group Inc. 4.25% 2017	2,500	2,556
CIT Group Inc. 5.00% 2017	4,000	4,160
CIT Group Inc. 5.25% 2018	1,575	1,646
CIT Group Inc. 3.875% 2019	13,340	13,340
CIT Group Inc., Series C, 5.50% 2019[1]	3,800	4,021
Citigroup Inc., Series N, junior subordinated 5.80% (undated)[3]	1,839	1,844
Crescent Resources 10.25% 2017[1]	5,445	5,867
Goldman Sachs Group, Inc., Series L, 5.70% 2049[3]	522	530
Icahn Enterprises Finance Corp. 3.50% 2017	8,425	8,446
Iron Mountain Inc. 5.75% 2024	3,500	3,539
iStar Financial Inc. 4.00% 2017	8,300	8,103
iStar Financial Inc., Series B, 9.00% 2017	2,380	2,612
iStar Financial Inc. 4.875% 2018	1,925	1,899
iStar Financial Inc. 5.00% 2019	9,575	9,336
Liberty Mutual Group Inc., Series A, 7.80% 2087[1,3]	1,200	1,410
MetLife Capital Trust X, junior subordinated 9.25% 2068[1,3]	300	430
MetLife Inc., junior subordinated 10.75% 2069[3]	500	815
Ocwen Financial Corp. 6.625% 2019[1]	3,325	3,059
Popular, Inc. 7.00% 2019	2,315	2,327
Realogy Corp. 4.50% 2019[1]	9,950	9,900
Realogy Corp. 7.625% 2020[1]	750	806
Realogy Corp. 5.25% 2021[1]	4,150	4,051
Realogy Corp., LOC, 4.40% 2016[3,5,6]	513	509
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[1,3]	1,265	1,429
		92,635
Utilities 0.81%
AES Corp. 8.00% 2020	3,000	3,442
AES Corp. 7.375% 2021	850	965
Calpine Corp. 5.375% 2023	800	809
Calpine Corp. 7.875% 2023[1]	218	241
Dynegy Finance Inc. 6.75% 2019[1]	145	148
Dynegy Finance Inc. 7.375% 2022[1]	3,030	3,087
Dynegy Finance Inc. 7.625% 2024[1]	3,710	3,789
NRG Energy, Inc. 6.25% 2022	1,790	1,839
TXU, Term Loan, 4.65% 2017[2,3,5,6]	2,461	1,594
		15,914
Consumer staples 0.46%
C&S Group Enterprises LLC 5.375% 2022[1]	650	647
Constellation Brands, Inc. 3.875% 2019	250	252
Constellation Brands, Inc. 6.00% 2022	700	777
Del Monte Corp. 7.625% 2019	5,597	5,513
Ingles Markets, Inc. 5.75% 2023	475	478
American Funds Insurance Series — High-Income Bond Fund — Page 128 of 147

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Smithfield Foods, Inc. 5.25% 2018[1]	$1,000	$1,020
Stater Bros. Holdings Inc., Term Loan B, 4.75% 2021[3,5,6]	249	247
		8,934
Total corporate bonds & notes		1,695,103
Bonds & notes of governments & government agencies outside the U.S. 2.44%
Argentina (Republic of) 7.00% 2017	4,145	3,947
Ghana (Republic of) 7.875% 2023	2,700	2,511
Greece Government 4.75% 2019	€1,500	1,446
Greek Government 2.00%/3.00% 2023[8]	790	610
Greek Government 2.00%/3.00% 2024[8]	790	604
Greek Government 2.00%/3.00% 2025[8]	790	571
Greek Government 2.00%/3.00% 2026[8]	790	547
Greek Government 2.00%/3.00% 2027[8]	790	532
Greek Government 2.00%/3.00% 2028[8]	790	516
Greek Government 2.00%/3.00% 2029[8]	790	513
Greek Government 2.00%/3.00% 2030[8]	790	506
Greek Government 2.00%/3.00% 2031[8]	790	502
Greek Government 2.00%/3.00% 2032[8]	790	495
Greek Government 2.00%/3.00% 2033[8]	790	494
Greek Government 2.00%/3.00% 2034[8]	790	489
Greek Government 2.00%/3.00% 2035[8]	790	487
Greek Government 2.00%/3.00% 2036[8]	790	483
Greek Government 2.00%/3.00% 2037[8]	790	478
Greek Government 2.00%/3.00% 2038[8]	790	481
Greek Government 2.00%/3.00% 2039[8]	790	482
Greek Government 2.00%/3.00% 2040[8]	790	482
Greek Government 2.00%/3.00% 2041[8]	790	483
Greek Government 2.00%/3.00% 2042[8]	790	485
Hungarian Government 6.25% 2020	$850	959
Hungarian Government 6.375% 2021	1,000	1,148
India (Republic of) 8.83% 2023	INR440,000	7,342
Indonesia (Republic of) 8.375% 2034	IDR37,600,000	3,075
Kenya (Republic of) 6.875% 2024	$2,500	2,631
Portuguese Government 5.65% 2024	€1,450	2,177
Republic of Senegal 6.25% 2024	$1,400	1,341
Slovenia (Republic of) 5.85% 2023[1]	2,595	2,947
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR15,150	1,305
United Mexican States Government, Series M20, 10.00% 2024	MXN27,500	2,446
Zambia (Republic of) 8.50% 2024	$4,000	4,388
		47,903
U.S. Treasury bonds & notes 0.17% U.S. Treasury 0.17%
U.S. Treasury 0.25% 2015	3,275	3,278
Total U.S. Treasury bonds & notes		3,278
American Funds Insurance Series — High-Income Bond Fund — Page 129 of 147

Bonds, notes & other debt instruments Municipals 0.09%	Principal amount (000)	Value (000)
State of New Jersey, Econ. Dev. Auth., Energy Fac. Rev. Bonds (ACR Energy Partners, LLC Project), Series 2011-B, 12.00% 2030[1,2]	$875	$394
Territory of Puerto Rico, Public Improvement Ref. Bonds (G.O. Bonds), Series 2014-A, 8.00% 2035	1,500	1,308
Territory of Puerto Rico, University of Puerto Rico, University System Rev. Ref. Bonds, Series 2006-P, 5.00% 2023	200	125
		1,827
Total bonds, notes & other debt instruments (cost: $1,826,064,000)		1,748,111
Convertible bonds 0.30% Energy 0.11%
American Energy Utica, LLC 3.50% convertible notes 2021[1,3,4]	3,042	2,205
Financials 0.10%
Bank of Ireland 10.00% convertible notes 2016	€1,460	1,914
Materials 0.09%
Mirabela Nickel Ltd. 9.50% convertible notes 2019[1,4]	$2,144	1,769
Total convertible bonds (cost: $7,127,000)		5,888
Convertible stocks 1.02% Utilities 0.51%	Shares
Dominion Resources, Inc., convertible preferred, Series A, units	100,000	5,201
Exelon Corp., convertible preferred, units	91,000	4,777
		9,978
Industrials 0.33%
CEVA Group PLC, Series A-1, 3.253% convertible preferred[7]	4,788	4,788
CEVA Group PLC, Series A-2, 2.253% convertible preferred[7,9]	2,211	1,714
		6,502
Financials 0.18%
Weyerhaeuser Co., Series A, 6.375% convertible preferred	60,000	3,462
Total convertible stocks (cost: $19,628,000)		19,942
Preferred securities 0.04% Financials 0.04%
Citigroup Inc., Series K, depositary shares	30,010	798
Total preferred securities (cost: $751,000)		798
Common stocks 0.80% Consumer discretionary 0.33%
Cooper-Standard Holdings Inc.[10]	110,446	6,393
Adelphia Recovery Trust, Series Arahova[10]	388,601	4
Adelphia Recovery Trust, Series ACC-1[10]	449,306	1
Adelphia Recovery Trust, Series ACC-6B7,10	1,000,000	—
American Funds Insurance Series — High-Income Bond Fund — Page 130 of 147

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Five Star Travel Corp.[1,7,10]	7,285	$1
Revel AC, Inc. (CVR)[7,9,10]	13,372,726	—
Revel AC, Inc.[7,9,10]	125,906	—
		6,399
Industrials 0.22%
CEVA Group PLC[1,7,10]	5,622	4,357
Quad/Graphics, Inc., Class A	525	12
Atrium Corp.[1,7,10]	361	1
		4,370
Health care 0.17%
Rotech Healthcare Inc.[7,10]	201,793	3,404
Materials 0.08%
NewPage Holdings Inc.[9]	16,880	1,477
Mirabela Nickel Ltd.[7,10]	6,645,429	157
		1,634
Total common stocks (cost: $25,260,000)		15,807
Short-term securities 5.26%	Principal amount (000)
Abbott Laboratories 0.11% due 2/26/2015[1]	$35,000	34,994
Chevron Corp. 0.12% due 3/11/2015[1]	34,700	34,689
Federal Home Loan Bank 0.13% due 4/9/2015	7,500	7,499
General Electric Co. 0.10% due 1/2/2015	26,000	26,000
Total short-term securities (cost: $103,183,000)		103,182
Total investment securities 96.50% (cost: $1,982,013,000)		1,893,728
Other assets less liabilities 3.50%		68,748
Net assets 100.00%		$1,962,476
American Funds Insurance Series — High-Income Bond Fund — Page 131 of 147

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $797,716,000, which represented 40.65% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Coupon rate may change periodically.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $137,417,000, which represented .07% of the net assets of the fund.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $24,973,000, which represented 1.27% of the net assets of the fund.
[8]	Step bond; coupon rate will increase at a later date.
[9]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[10]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.253% convertible preferred	3/10/2010-1/23/2012	$2,214	$1,714.09%
NewPage Holdings Inc.	9/17/2009-7/24/2014	1,368	1,477.08
Revel AC, Inc.	2/14/2011-12/13/2011	6,279	—	.00
Revel AC, Inc. (CVR)	2/15/2011-3/15/2013	2,419	—	.00
Liberman Broadcasting, Inc., warrants, expire 2022	12/31/2012	—	—	.00
Total private placement securities		$12,280	$3,191.17%

Key to abbreviations and symbols
Auth. = Authority
CVR = Contingent Value Rights
Dev. = Development
Econ. = Economic
€ = Euros
Fac. = Facility
G.O. = General Obligation
IDR = Indonesian rupiah
INR = Indian rupees
LOC = Letter of credit
MXN = Mexican pesos
Ref. = Refunding
Rev. = Revenue
ZAR = South African rand
American Funds Insurance Series — High-Income Bond Fund — Page 132 of 147

Mortgage FundSM
Investment portfolio
December 31, 2014
Bonds, notes & other debt instruments 98.55% Mortgage-backed obligations 54.01% Federal agency mortgage-backed obligations 44.25%	Principal amount (000)	Value (000)
Fannie Mae 5.00% 2036[1]	$540	$586
Fannie Mae 3.50% 2045[1,2]	49,979	52,078
Fannie Mae 3.50% 2045[1,2]	5,000	5,196
Fannie Mae 4.50% 2045[1,2]	7,500	8,141
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.704% 2048[1,3,4]	354	354
Freddie Mac 5.00% 2034[1]	3,267	3,608
Freddie Mac 3.50% 2045[1,2]	6,000	6,236
Government National Mortgage Assn. 3.75% 2034[1]	1,541	1,617
Government National Mortgage Assn. 3.75% 2038[1]	1,102	1,149
Government National Mortgage Assn. 3.75% 2039[1]	1,132	1,185
Government National Mortgage Assn. 4.00% 2039[1]	789	824
Government National Mortgage Assn. 6.00% 2039[1]	704	801
Government National Mortgage Assn. 4.00% 2040[1]	425	444
Government National Mortgage Assn. 5.50% 2040[1]	5,246	5,920
Government National Mortgage Assn. 4.50% 2041[1]	199	212
Government National Mortgage Assn. 5.00% 2041[1]	2,628	2,882
Government National Mortgage Assn. 5.00% 2041[1]	1,499	1,598
Government National Mortgage Assn. 6.50% 2041[1]	1,958	2,149
Government National Mortgage Assn. 3.50% 2042[1]	1,036	1,063
Government National Mortgage Assn. 3.50% 2042[1]	605	618
Government National Mortgage Assn. 3.50% 2042[1]	543	570
Government National Mortgage Assn. 4.00% 2042[1]	137	143
Government National Mortgage Assn. 3.50% 2043[1]	2,971	3,122
Government National Mortgage Assn. 3.50% 2043[1]	2,830	2,978
Government National Mortgage Assn. 3.50% 2043[1]	2,649	2,786
Government National Mortgage Assn. 3.50% 2043[1]	2,313	2,434
Government National Mortgage Assn. 3.50% 2043[1]	2,053	2,157
Government National Mortgage Assn. 3.50% 2043[1]	558	571
Government National Mortgage Assn. 3.50% 2043[1]	334	352
Government National Mortgage Assn. 3.75% 2044[1]	1,465	1,558
Government National Mortgage Assn. 4.00% 2044[1]	14,615	15,703
Government National Mortgage Assn. 4.00% 2044[1]	10,000	10,740
Government National Mortgage Assn. 4.00% 2044[1]	2,562	2,749
Government National Mortgage Assn. 4.25% 2044[1]	2,366	2,569
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	5,596	5,822
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	1,548	1,654
		152,569
Commercial mortgage-backed securities 9.76%
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[1,4]	923	954
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class A1A, 5.189% 2038[1]	920	976
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A1A, 5.897% 2040[1,4]	576	628
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A-1A, 5.71% 2042[1,4]	360	392
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A1A, 5.425% 2049[1]	1,473	1,562
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[1]	809	865
American Funds Insurance Series — Mortgage Fund — Page 133 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class A, 01.05% 2027[1,3,4]	$1,250	$1,249
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[1]	4,766	5,027
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[1,3]	263	270
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.003% 2031[1,3,4]	985	986
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[1,3]	795	797
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[1]	878	930
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[1]	4,699	5,029
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[1,4]	2,757	3,007
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A-1-A, 5.335% 2038[1]	1,402	1,491
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[1,4]	1,207	1,257
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[1]	1,497	1,611
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A1A, 5.739% 2043[1,4]	1,898	2,009
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A, 5.166% 2049[1]	888	937
Morgan Stanley Capital I Trust, Series 2007-TA27, Class A-1-A, 5.831% 2042[1,4]	332	360
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[1]	1,721	1,829
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.707% 2043[1,4]	1,292	1,347
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A, 5.749% 2045[1,4]	128	136
		33,649
Total mortgage-backed obligations		186,218
U.S. Treasury bonds & notes 21.56% U.S. Treasury inflation-protected securities 11.40%
U.S. Treasury Inflation-Protected Security 1.875% 2015[5]	1,312	1,316
U.S. Treasury Inflation-Protected Security 0.125% 2016[5]	2,689	2,682
U.S. Treasury Inflation-Protected Security 2.00% 2016[5]	2,991	3,036
U.S. Treasury Inflation-Protected Security 0.125% 2019[5]	9,120	9,039
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]	10,350	10,015
U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	11,576	13,231
		39,319
U.S. Treasury 10.16%
U.S. Treasury 1.50% 2019	5,000	4,968
U.S. Treasury 1.50% 2019	1,500	1,491
U.S. Treasury 1.625% 2019[6]	24,000	24,064
U.S. Treasury 1.625% 2019	2,000	2,002
U.S. Treasury 1.75% 2019	2,500	2,514
		35,039
Total U.S. Treasury bonds & notes		74,358
Federal agency bonds & notes 17.17%
Fannie Mae 1.75% 2019	21,900	21,957
Federal Home Loan Bank 0.50% 2016	13,285	13,257
Federal Home Loan Bank 2.00% 2016	2,215	2,265
Freddie Mac 0.875% 2017	8,200	8,223
Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,4]	4,722	4,969
Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,4]	1,250	1,316
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,210
		59,197
American Funds Insurance Series — Mortgage Fund — Page 134 of 147

Bonds, notes & other debt instruments Asset-backed obligations 5.81%	Principal amount (000)	Value (000)
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-2-A, 0.72% 2018[1]	$1,655	$1,655
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class B, 1.66% 2018[1]	2,000	2,011
AmeriCredit Automobile Receivables Trust, Series 2012-5, Class C, 1.69% 2018[1]	382	383
Flagstar Home Equity Loan Trust, Series 2006-2A, Class A, FSA insured, 0.315% 2019[1,3,4]	2,882	2,803
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[1]	2,000	2,022
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94% 2016[1]	3,250	3,295
Santander Drive Auto Receivables Trust, Series 2013-3, Class B, 1.19% 2018[1]	1,445	1,446
Santander Drive Auto Receivables Trust, Series 2013-5, Class B, 1.55% 2018[1]	2,285	2,293
Santander Drive Auto Receivables Trust, Series 2013-1, Class B, 1.16% 2019[1]	4,124	4,137
		20,045
Total bonds, notes & other debt instruments (cost: $335,972,000)		339,818
Short-term securities 21.69%
ExxonMobil Corp. 0.08% due 1/22/2015	7,200	7,199
Fannie Mae 0.08%–0.10% due 3/2/2015–5/18/2015	15,100	15,096
Federal Farm Credit Banks 0.14% due 7/15/2015	5,000	4,996
Federal Home Loan Bank 0.07%–0.12% due 2/11/2015–3/13/2015	28,000	27,999
General Electric Co. 0.10% due 1/2/2015	8,400	8,400
John Deere Financial Ltd. 0.10% due 1/12/2015[3]	3,100	3,100
National Rural Utilities Cooperative Finance Corp. 0.11% due 1/16/2015	8,000	8,000
Total short-term securities (cost: $74,786,000)		74,790
Total investment securities 120.24% (cost: $410,758,000)		414,608
Other assets less liabilities (20.24)%		(69,800)
Net assets 100.00%		$344,808

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	A portion or all of the security purchased on a TBA basis.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $9,559,000, which represented 2.77% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,638,000, which represented .77% of the net assets of the fund.

Key to abbreviation
TBA = To be announced
American Funds Insurance Series — Mortgage Fund — Page 135 of 147

U.S. Government/AAA-Rated Securities FundSM
Investment portfolio
December 31, 2014
Bonds, notes & other debt instruments 91.37% U.S. Treasury bonds & notes 50.26% U.S. Treasury 38.55%	Principal amount (000)	Value (000)
U.S. Treasury 1.50% 2016[1]	$42,150	$42,792
U.S. Treasury 2.125% 2016	12,850	13,111
U.S. Treasury 4.50% 2016	10,100	10,569
U.S. Treasury 0.625% 2017	26,000	25,749
U.S. Treasury 0.75% 2017	25,750	25,653
U.S. Treasury 0.875% 2017	44,400	44,459
U.S. Treasury 2.75% 2017	24,000	25,094
U.S. Treasury 1.25% 2018	32,425	32,217
U.S. Treasury 1.25% 2018	25,975	25,786
U.S. Treasury 1.375% 2018	64,000	64,065
U.S. Treasury 1.50% 2018	25,700	25,823
U.S. Treasury 1.00% 2019	22,500	21,956
U.S. Treasury 1.50% 2019	43,775	43,496
U.S. Treasury 1.50% 2019	25,775	25,789
U.S. Treasury 1.50% 2019	25,330	25,273
U.S. Treasury 1.50% 2019	19,350	19,359
U.S. Treasury 1.50% 2019	17,125	17,015
U.S. Treasury 1.625% 2019	144,450	144,834
U.S. Treasury 1.625% 2019	140,000	140,230
U.S. Treasury 1.625% 2019	25,825	25,852
U.S. Treasury 1.625% 2019	10,515	10,551
U.S. Treasury 1.625% 2019	9,625	9,666
U.S. Treasury 1.75% 2019	21,175	21,296
U.S. Treasury 3.625% 2019	56,500	61,638
U.S. Treasury 1.125% 2020	13,350	12,969
U.S. Treasury 1.25% 2020	6,250	6,118
U.S. Treasury 1.375% 2020	13,200	12,954
U.S. Treasury 2.25% 2021	103,575	105,748
U.S. Treasury 1.625% 2022	46,698	45,288
U.S. Treasury 1.625% 2022	41,728	40,568
U.S. Treasury 1.75% 2022	63,000	61,935
U.S. Treasury 1.75% 2023	13,375	13,018
U.S. Treasury 2.00% 2023	13,264	13,206
U.S. Treasury 2.50% 2023	12,500	12,896
U.S. Treasury 2.75% 2023	52,000	54,722
U.S. Treasury 6.25% 2030	2,980	4,457
U.S. Treasury 2.875% 2043	17,225	17,627
U.S. Treasury 3.125% 2043	6,425	6,901
U.S. Treasury 3.625% 2043	15,850	18,648
U.S. Treasury 3.375% 2044	4,675	5,266
U.S. Treasury 3.625% 2044	3,875	4,563
		1,339,157
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 136 of 147

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 11.71%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.50% 2015[2]	$18,298	$18,061
U.S. Treasury Inflation-Protected Security 0.125% 2016[2]	16,136	16,092
U.S. Treasury Inflation-Protected Security 2.00% 2016[2]	17,946	18,216
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	44,538	44,138
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	4,440	4,343
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	4,341	4,216
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	12,178	12,092
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	75,002	72,574
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	72,228	72,881
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	7,359	6,976
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	120,064	137,228
		406,817
Total U.S. Treasury bonds & notes		1,745,974
Mortgage-backed obligations 23.51% Federal agency mortgage-backed obligations 23.51%
Fannie Mae 3.306% 2017[3]	1,972	2,062
Fannie Mae 2.50% 2027[3]	2,257	2,304
Fannie Mae 2.50% 2027[3]	1,060	1,082
Fannie Mae 6.50% 2028[3]	396	452
Fannie Mae 6.50% 2037[3]	151	167
Fannie Mae 7.00% 2037[3]	201	224
Fannie Mae 7.00% 2037[3]	65	72
Fannie Mae 5.50% 2038[3]	608	680
Fannie Mae 6.00% 2038[3]	119	134
Fannie Mae 2.19% 2039[3,4]	1,098	1,171
Fannie Mae 2.578% 2040[3,4]	8,969	9,482
Fannie Mae 4.186% 2040[3,4]	1,018	1,080
Fannie Mae 4.38% 2040[3,4]	1,392	1,476
Fannie Mae 4.50% 2040[3]	1,136	1,234
Fannie Mae 5.00% 2040[3]	482	540
Fannie Mae 3.076% 2041[3,4]	2,668	2,850
Fannie Mae 3.529% 2041[3,4]	1,528	1,605
Fannie Mae 4.00% 2041[3]	3,479	3,717
Fannie Mae 4.00% 2041[3]	2,641	2,854
Fannie Mae 4.50% 2041[3]	2,407	2,615
Fannie Mae 5.00% 2041[3]	1,558	1,753
Fannie Mae 5.00% 2041[3]	1,186	1,334
Fannie Mae 5.00% 2041[3]	779	878
Fannie Mae 5.00% 2041[3]	487	548
Fannie Mae 3.50% 2042[3]	3,518	3,671
Fannie Mae 3.50% 2042[3]	2,914	3,041
Fannie Mae 4.00% 2042[3]	1,858	2,008
Fannie Mae 4.00% 2042[3]	479	518
Fannie Mae 3.50% 2043[3]	3,748	3,931
Fannie Mae 4.00% 2043[3]	3,798	4,105
Fannie Mae 4.00% 2044[3]	1,674	1,806
Fannie Mae 4.00% 2044[3]	788	852
Fannie Mae 3.50% 2045[3,5]	114,850	119,674
Fannie Mae 4.50% 2045[3,5]	118,880	128,810
Fannie Mae 4.50% 2045[3,5]	73,420	79,691
Fannie Mae 5.00% 2045[3,5]	18,160	20,064
Fannie Mae, Series 2001-4, Class GA, 9.437% 2025[3,4]	4	4
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 137 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2001-4, Class NA, 10.005% 2025[3,4]	$12	$13
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[3]	335	308
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037[3]	717	789
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037[3]	343	380
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[3]	119	139
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.704% 2048[3,4,6]	177	177
Freddie Mac 5.50% 2024[3]	1,503	1,642
Freddie Mac 6.00% 2026[3]	304	345
Freddie Mac 2.375% 2036[3,4]	624	669
Freddie Mac 2.113% 2037[3,4]	113	120
Freddie Mac 5.50% 2037[3]	37	42
Freddie Mac 4.846% 2038[3,4]	609	653
Freddie Mac 5.50% 2038[3]	2,431	2,719
Freddie Mac 5.50% 2038[3]	125	140
Freddie Mac 5.00% 2040[3]	2,362	2,615
Freddie Mac 3.249% 2041[3,4]	5,887	6,247
Freddie Mac 3.401% 2041[3,4]	1,630	1,717
Freddie Mac 5.00% 2041[3]	3,712	4,172
Freddie Mac 5.00% 2041[3]	1,830	2,051
Freddie Mac 2.582% 2042[3,4]	1,357	1,393
Freddie Mac 2.078% 2043[3,4]	1,107	1,135
Freddie Mac 4.00% 2043[3]	18,797	20,184
Freddie Mac 4.00% 2043[3]	3,899	4,194
Freddie Mac 4.00% 2043[3]	1,414	1,523
Freddie Mac 4.00% 2043[3]	723	778
Freddie Mac 4.00% 2043[3]	696	750
Freddie Mac 4.00% 2043[3]	559	603
Freddie Mac 3.128% 2044[3,4]	839	868
Freddie Mac 4.00% 2044[3]	36,092	38,749
Freddie Mac 4.00% 2044[3]	578	624
Freddie Mac 4.00% 2043[3,5]	19,475	20,698
Freddie Mac 4.50% 2045[3,5]	30,000	32,514
Freddie Mac, Series 2356, Class GD, 6.00% 2016[3]	105	108
Freddie Mac, Series 1567, Class A, 0.561% 2023[3,4]	99	99
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[3]	554	509
Freddie Mac, Series 3233, Class PA, 6.00% 2036[3]	425	477
Government National Mortgage Assn. 3.00% 2026[3]	10,356	10,900
Government National Mortgage Assn. 3.00% 2027[3]	7,336	7,721
Government National Mortgage Assn. 3.75% 2034[3]	1,466	1,537
Government National Mortgage Assn. 5.50% 2038[3]	827	925
Government National Mortgage Assn. 5.50% 2038[3]	471	527
Government National Mortgage Assn. 5.50% 2038[3]	298	334
Government National Mortgage Assn. 5.50% 2038[3]	265	297
Government National Mortgage Assn. 6.00% 2038[3]	647	739
Government National Mortgage Assn. 6.50% 2038[3]	1,002	1,146
Government National Mortgage Assn. 6.50% 2038[3]	284	325
Government National Mortgage Assn. 3.50% 2039[3,4]	572	603
Government National Mortgage Assn. 5.00% 2039[3]	1,961	2,169
Government National Mortgage Assn. 6.00% 2039[3]	704	802
Government National Mortgage Assn. 4.50% 2040[3]	1,266	1,392
Government National Mortgage Assn. 5.50% 2040[3]	19,265	21,739
Government National Mortgage Assn. 4.50% 2041[3]	3,240	3,554
Government National Mortgage Assn. 5.00% 2041[3]	5,905	6,476
Government National Mortgage Assn. 3.00% 2042[3]	105	107
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 138 of 147

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 3.50% 2043[3]	$3,917	$4,117
Government National Mortgage Assn. 4.00% 2044[3]	60,673	65,109
Government National Mortgage Assn. 4.00% 2044[3]	40,419	43,412
Government National Mortgage Assn. 4.00% 2044[3]	8,647	9,291
Government National Mortgage Assn. 4.00% 2044[3]	3,593	3,859
Government National Mortgage Assn. 4.50% 2045[3,5]	24,500	26,769
Government National Mortgage Assn. 6.172% 2058[3]	41	42
Government National Mortgage Assn. 6.22% 2058[3]	518	538
Government National Mortgage Assn., Series 2003, 6.116% 2058[3]	441	471
National Credit Union Administration, Series 2011-M1, Class A2, 1.40% 2015[3]	760	764
National Credit Union Administration, Series 2010-R2, Class 1A, 0.527% 2017[3,4]	353	354
National Credit Union Administration, Series 2011-R2, Class 1A, 0.556% 2020[3,4]	210	211
National Credit Union Administration, Series 2011-R3, Class 1A, 0.559% 2020[3,4]	824	828
National Credit Union Administration, Series 2011-R1, Class 1A, 0.606% 2020[3,4]	520	523
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033[3]	20,682	21,673
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[3]	17,476	18,671
Total mortgage-backed obligations		816,558
Federal agency bonds & notes 17.60%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026[3]	963	970
Fannie Mae 5.00% 2017	2,655	2,890
Fannie Mae 1.75% 2019	8,500	8,507
Fannie Mae 2.625% 2024	10,955	11,109
Fannie Mae 7.125% 2030	4,000	6,151
Fannie Mae, Series 2014-M2, Class A-S-Q2, multifamily 0.478% 2015[3]	1,859	1,858
Fannie Mae, Series 2012-M9, multifamily 1.513% 2017[3]	2,375	2,374
Fannie Mae, Series 2013-M4, multifamily 2.608% 2022[3]	2,300	2,313
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 2022[3]	2,350	2,396
Fannie Mae, Series 2012-M3, Class 1-A2, multifamily 3.044% 2022[3]	2,000	2,074
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[3,4]	1,841	1,940
Fannie Mae, Series 2014-M1, multifamily 3.373% 2023[3,4]	2,050	2,151
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[3,4]	1,510	1,562
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.477% 2024[3,4]	3,825	4,070
Federal Farm Credit Banks 0.212% 2017[4]	6,300	6,302
Federal Farm Credit Banks 0.225% 2017[4]	7,321	7,322
Federal Farm Credit Banks 0.60% 2017	41,774	41,491
Federal Home Loan Bank 0.375% 2015	34,750	34,776
Federal Home Loan Bank 2.75% 2015	9,250	9,293
Federal Home Loan Bank 0.375% 2016	20,750	20,729
Federal Home Loan Bank 0.625% 2016	4,575	4,565
Federal Home Loan Bank 1.75% 2018	38,000	38,326
Federal Home Loan Bank 3.375% 2023	16,715	17,949
Federal Home Loan Bank 2.875% 2024	8,500	8,747
Federal Home Loan Bank 5.50% 2036	600	821
Federal Home Loan Bank, Series 2816, 1.00% 2017	56,095	56,164
Freddie Mac 1.75% 2015	23,425	23,663
Freddie Mac 1.00% 2017	1,750	1,753
Freddie Mac 1.25% 2019	18,730	18,361
Freddie Mac 3.75% 2019	12,750	13,854
Freddie Mac, Series K501, Class A1, multifamily 1.337% 2016[3]	353	353
Freddie Mac, Series K705, Class A2, multifamily 2.303% 2018[3]	1,730	1,766
Freddie Mac, Series K706, Class A2, multifamily 2.323% 2018[3]	2,000	2,042
Freddie Mac, Series K704, Class A2, multifamily 2.412% 2018[3]	1,800	1,845
Freddie Mac, Series K702, Class A2, multifamily 3.154% 2018[3]	2,019	2,115
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 139 of 147

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K712, Class A2, multifamily 1.869% 2019[3]	$1,760	$1,752
Freddie Mac, Series KGRP, Class A, multifamily 0.536% 2020[3,4]	5,427	5,447
Freddie Mac, Series KF02, Class A3, multifamily 0.80% 2020[3,4]	1,130	1,134
Freddie Mac, Series K015, Class A1, multifamily 2.257% 2020[3]	1,471	1,499
Freddie Mac, Series K009, Class A1, multifamily 2.757% 2020[3]	924	953
Freddie Mac, Series K013, Class A1, multifamily 2.902% 2020[3]	1,654	1,710
Freddie Mac, Series K010, Class A1, multifamily 3.32% 2020[3]	1,222	1,279
Freddie Mac, Series K019, Class A1, multifamily 1.459% 2021[3]	4,178	4,127
Freddie Mac, Series K017, Class A2, multifamily 2.873% 2021[3]	2,325	2,400
Freddie Mac, Series K022, Class A2, multifamily 2.355% 2022[3]	2,375	2,358
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022[3]	2,375	2,363
Freddie Mac, Series K031, Class A1, multifamily 2.778% 2022[3]	1,479	1,529
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[3]	1,735	1,738
Freddie Mac, Series K029, Class A2, multifamily 3.32% 2023[3,4]	400	422
Freddie Mac, Series K041, Class A-2, multifamily 3.171% 2024[3]	1,700	1,767
Private Export Funding Corp. 1.45% 2019	17,500	17,139
Private Export Funding Corp. 2.25% 2020	5,000	5,051
Private Export Funding Corp. 3.55% 2024	6,340	6,770
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016[3]	79	82
Small Business Administration, Series 2001-20K, 5.34% 2021[3]	128	137
Small Business Administration, Series 2001-20J, 5.76% 2021[3]	88	95
Small Business Administration, Series 2001-20F, 6.44% 2021[3]	248	270
Small Business Administration, Series 2003-20B, 4.84% 2023[3]	602	646
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	36,244
Tennessee Valley Authority 1.875% 2022	10,150	9,771
Tennessee Valley Authority 4.65% 2035	2,330	2,814
Tennessee Valley Authority 5.88% 2036	1,750	2,405
Tennessee Valley Authority 5.25% 2039	6,500	8,303
Tennessee Valley Authority, Series B, 3.50% 2042	6,470	6,433
Tennessee Valley Authority, Series A, 4.625% 2060	250	290
TVA Southaven 3.846% 2033[3]	1,692	1,799
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	22,750	23,054
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	90,640
United States Agency for International Development, Ukraine, 1.844% 2019	1,445	1,458
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 0% 2016	594	599
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.49% 2029[3]	971	1,020
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.82% 2032[3]	1,079	1,159
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.938% 2032[3]	882	941
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026[3]	1,311	1,308
		611,508
Total bonds, notes & other debt instruments (cost: $3,125,272,000)		3,174,040
Short-term securities 20.46%
Abbott Laboratories 0.11% due 1/22/2015–3/2/2015[6]	50,000	49,994
Apple Inc. 0.13% due 1/6/2015[6]	7,200	7,200
Caterpillar Financial Services Corp. 0.12% due 2/19/2015	19,400	19,396
Chevron Corp. 0.12%–0.14% due 3/11/2015–4/14/2015[6]	75,000	74,968
Coca-Cola Co. 0.11%–0.18% due 2/20/2015–5/8/2015[6]	95,000	94,963
Emerson Electric Co. 0.10%–0.11% due 1/28/2015–3/4/2015[6]	55,400	55,391
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 140 of 147

Short-term securities	Principal amount (000)	Value (000)
ExxonMobil Corp. 0.08%–0.10% due 1/22/2015–2/10/2015	$51,000	$50,994
Federal Farm Credit Banks 0.10%–0.14% due 1/28/2015–7/15/2015	47,750	47,732
General Electric Co. 0.10% due 1/2/2015	27,400	27,400
Harvard University 0.11% due 1/16/2015	30,198	30,197
John Deere Capital Corp. 0.10% due 1/14/2015[6]	50,000	49,997
John Deere Financial Ltd. 0.09%–0.10% due 1/7/2015–1/14/2015[6]	36,400	36,399
Microsoft Corp. 0.10% due 2/2/2015[6]	24,700	24,698
National Rural Utilities Cooperative Finance Corp. 0.10% due 1/8/2015	20,000	19,999
Paccar Financial Corp. 0.10%–0.11% due 1/9/2015–1/22/2015	11,600	11,600
Procter & Gamble Co. 0.08%–0.15% due 1/7/2015–2/9/2015[6]	69,800	69,796
Regents of the University of California 0.12% due 2/13/2015	40,000	39,995
Total short-term securities (cost: $710,730,000)		710,719
Total investment securities 111.83% (cost: $3,836,002,000)		3,884,759
Other assets less liabilities (11.83)%		(410,946)
Net assets 100.00%		$3,473,813

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $20,696,000, which represented .60% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	A portion or all of the security purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $463,583,000, which represented 13.35% of the net assets of the fund.

Key to abbreviation
TBA = To be announced
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 141 of 147

Cash Management FundSM
Investment portfolio
December 31, 2014
Short-term securities 98.79% Federal agency discount notes 48.70%	Principal amount (000)	Value (000)
Fannie Mae 0.03%–0.09% due 1/2/2015–5/18/2015	$58,660	$58,653
Federal Home Loan Bank 0.05%–0.11% due 1/14/2015–3/25/2015	68,650	68,649
Freddie Mac 0.05%–0.10% due 1/20/2015–5/8/2015	52,315	52,308
International Bank for Reconstruction and Development 0.07% due 1/26/2015	5,000	5,000
Tennessee Valley Authority 0.06% due 1/6/2015	7,800	7,800
		192,410
U.S. Treasury bills 33.28%
U.S. Treasury Bills 0.02%–0.06% due 1/2/2015–5/14/2015	131,500	131,497
Commercial paper 16.81%
CAFCO, LLC 0.12% due 1/16/2015	10,000	9,999
Emerson Electric Co. 0.16% due 3/2/2015[1]	5,000	4,999
Gotham Funding Corp. 0.15% due 1/16/2015[1]	10,000	9,999
John Deere Capital Corp. 0.12% due 2/12/2015[1]	10,600	10,598
KfW 0.11% due 1/16/2015[1]	7,000	7,000
Regents of the University of California 0.12% due 2/23/2015	10,000	9,998
Sumitomo Mitsui Banking Corp. 0.16% due 1/6/2015[1]	13,800	13,800
		66,393
Total short-term securities (cost: $390,286,000)		390,300
Bonds, notes & other debt instruments 1.27% U.S. Treasury bonds & notes 1.27%
U.S. Treasury 0.093% 2016[2]	5,000,000	4,997
Total bonds, notes & other debt instruments (cost: $4,995,000)		4,997
Total investment securities 100.06% (cost: $395,281,000)		395,297
Other assets less liabilities (0.06)%		(232)
Net assets 100.00%		$395,065

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $46,396,000, which represented 11.74% of the net assets of the fund.
[2]	Coupon rate may change periodically.
American Funds Insurance Series — Cash Management Fund — Page 142 of 147

Managed Risk Growth FundSM
Investment portfolio
December 31, 2014
Growth funds 93.58%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	925,445	$74,175
Total growth funds (cost: $72,153,000)		74,175
Short-term securities 4.56%
Government Cash Management Fund	3,614,218	3,614
Total short-term securities (cost: $3,615,000)		3,614
Total investment securities 98.14% (cost: $75,768,000)		77,789
Other assets less liabilities 1.86%		1,475
Net assets 100.00%		$79,264
American Funds Insurance Series — Managed Risk Growth Fund — Page 143 of 147

Managed Risk International FundSM
Investment portfolio
December 31, 2014
Growth funds 94.05%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	2,130,911	$43,365
Total growth funds (cost: $44,843,000)		43,365
Short-term securities 4.63%
Government Cash Management Fund	2,134,483	2,134
Total short-term securities (cost: $2,134,000)		2,134
Total investment securities 98.68% (cost: $46,977,000)		45,499
Other assets less liabilities 1.32%		608
Net assets 100.00%		$46,107
American Funds Insurance Series — Managed Risk International Fund — Page 144 of 147

Managed Risk Blue Chip
Income and Growth FundSM
Investment portfolio
December 31, 2014
Growth-and-income funds 93.20%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	6,224,439	$91,437
Total growth-and-income funds (cost: $87,162,000)		91,437
Short-term securities 5.54%
Government Cash Management Fund	5,435,970	5,436
Total short-term securities (cost: $5,436,000)		5,436
Total investment securities 98.74% (cost: $92,598,000)		96,873
Other assets less liabilities 1.26%		1,234
Net assets 100.00%		$98,107
American Funds Insurance Series — Managed Risk Blue Chip Income and Growth Fund — Page 145 of 147

Managed Risk Growth-Income FundSM
Investment portfolio
December 31, 2014
Growth-and-income funds 92.94%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	1,334,756	$70,421
Total growth-and-income funds (cost: $68,649,000)		70,421
Short-term securities 6.29%
Government Cash Management Fund	4,764,642	4,765
Total short-term securities (cost: $4,764,000)		4,765
Total investment securities 99.23% (cost: $73,413,000)		75,186
Other assets less liabilities 0.77%		580
Net assets 100.00%		$75,766
American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 146 of 147

Managed Risk Asset Allocation FundSM
Investment portfolio
December 31, 2014
Asset allocation funds 93.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	86,231,073	$1,916,917
Total asset allocation funds (cost: $1,885,280,000)		1,916,917
Short-term securities 6.57%
Government Cash Management Fund	135,125,280	135,125
Total short-term securities (cost: $135,125,000)		135,125
Total investment securities 99.76% (cost: $2,020,405,000)		2,052,042
Other assets less liabilities 0.24%		4,927
Net assets 100.00%		$2,056,969
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
INGEFPX-998-0215O-S42207	American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 147 of 147

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolios (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund (seventeen of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolios (hereafter referred to as "financial statements") are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

February 6, 2015

Global Growth Fund

Summary investment portfolio December 31, 2014

Common stocks 94.45%	Shares	Value (000)
Health care 19.43%
Vertex Pharmaceuticals Inc.[1]	1,693,000	$201,128
Novo Nordisk A/S, Class B2	4,401,000	186,213
Regeneron Pharmaceuticals, Inc.[1]	314,600	129,065
UnitedHealth Group Inc.	960,000	97,046
Merck & Co., Inc.	1,544,000	87,684
Express Scripts Holding Co.[1]	770,000	65,196
Bristol-Myers Squibb Co.	929,600	54,874
Novartis AG2	580,000	53,341
Bayer AG2	349,300	47,753
Hologic, Inc.[1]	1,613,000	43,132
Other securities		116,508
		1,081,940

Information technology 18.67%
ASML Holding NV (New York registered)	647,176	69,785
ASML Holding NV2	624,897	66,949
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	23,380,000	103,170
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	480,000	10,742
Google Inc., Class A1	107,700	57,152
Google Inc., Class C1	107,700	56,693
Alcatel-Lucent[1,2]	22,539,144	80,018
Visa Inc., Class A	263,300	69,037
Microsoft Corp.	1,202,000	55,833
Nintendo Co., Ltd.[2]	535,000	55,758
Alibaba Group Holding Ltd. (ADR)[1]	476,150	49,491
ASM Pacific Technology Ltd.[2]	3,900,000	37,077
Wirecard AG2	825,662	36,420
Other securities		291,852
		1,039,977

Consumer discretionary 18.12%
Amazon.com, Inc.[1]	508,900	157,937
Home Depot, Inc.	1,161,000	121,870
Priceline Group Inc.[1]	104,000	118,582
Walt Disney Co.	683,705	64,398
Toyota Motor Corp.[2]	950,000	59,243
Liberty Global PLC, Class C1	816,465	39,443
Liberty Global PLC, Class A1	327,449	16,440
Industria de Diseño Textil, SA2	1,460,000	41,833
HUGO BOSS AG2	335,500	41,191
Swatch Group Ltd, non-registered shares[2]	64,530	28,654
Swatch Group Ltd[2]	135,500	11,720
CBS Corp., Class B	702,500	38,876
Other securities		268,987
		1,009,174

Financials 14.09%
Moody’s Corp.	1,651,000	158,182
JPMorgan Chase & Co.	1,145,000	71,654
ORIX Corp.[2]	4,990,000	62,380
AIA Group Ltd.[2]	11,202,500	61,686
Bankia, SA1,2	29,520,000	43,764
HSBC Holdings PLC (GBP denominated)[2]	4,320,228	40,828
ICICI Bank Ltd.[2]	6,625,000	36,797
Sumitomo Mitsui Financial Group, Inc.[2]	462,000	16,693
Other securities		292,391
		784,375

48	American Funds Insurance Series

Global Growth Fund

Common stocks	Shares	Value (000)
Industrials 9.21%
AA PLC[1,2]	12,217,000	$66,850
Geberit AG2	150,000	50,975
KONE Oyj, Class B2	880,000	39,968
Other securities		355,130
		512,923

Consumer staples 6.68%
Associated British Foods PLC[2]	1,590,000	77,251
Nestlé SA2	780,000	57,175
Colgate-Palmolive Co.	632,000	43,728
Orion Corp.[2]	43,000	39,548
Other securities		154,142
		371,844

Materials 2.93%
First Quantum Minerals Ltd.	2,669,400	37,934
Other securities		125,098
		163,032

Energy 2.68%
Oil Search Ltd.[2]	4,986,113	32,214
Other securities		117,086
		149,300

Telecommunication services 1.31%
SoftBank Corp.[2]	784,000	46,657
Other securities		26,431
		73,088

Utilities 0.49%
Other securities		27,458

Miscellaneous 0.84%
Other common stocks in initial period of acquisition		46,641

Total common stocks (cost: $3,872,317,000)		5,259,752

Preferred securities 0.07%
Miscellaneous 0.07%
Other preferred securities in initial period of acquisition		3,641

Total preferred securities (cost: $10,355,000)		3,641

Bonds, notes & other debt instruments 0.64%	Principal amount (000)
U.S. Treasury bonds & notes 0.64%
U.S. Treasury 0.64%
Other securities		35,825

Total bonds, notes & other debt instruments (cost: $35,814,000)		35,825

American Funds Insurance Series	49

Global Growth Fund

Short-term securities 4.63%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.05%–0.12% due 1/16/2015–5/6/2015	$42,000	$41,998
Microsoft Corp. 0.10% due 2/10/2015[3]	24,300	24,297
Nordea Bank AB 0.18% due 1/8/2015[3]	38,400	38,399
Sumitomo Mitsui Banking Corp. 0.12%–0.22% due 1/13/2015–1/16/2015[3]	61,100	61,096
Other securities		91,885

Total short-term securities (cost: $257,667,000)		257,675
Total investment securities 99.79% (cost: $4,176,153,000)		5,556,893
Other assets less liabilities 0.21%		11,952

Net assets 100.00%		$5,568,845

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $148,388,000 over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Japanese yen	1/14/2015	JPMorgan Chase	$1,337	¥160,000	$1
Japanese yen	1/15/2015	UBS AG	$1,337	¥160,000	1
Japanese yen	1/16/2015	Bank of America, N.A.	$4,176	¥500,000	1
Japanese yen	1/22/2015	Bank of America, N.A.	$1,346	¥160,000	10
Japanese yen	1/26/2015	Bank of America, N.A.	$13,438	¥1,575,000	286
Japanese yen	2/19/2015	Bank of New York Mellon	$17,747	¥2,050,000	625
Japanese yen	3/4/2015	Bank of America, N.A.	$82,305	¥9,800,000	444
					$1,368

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,548,710,000, which represented 45.77% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $158,787,000, which represented 2.85% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

¥ = Japanese yen

See Notes to Financial Statements

50	American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2014

Common stocks 93.16%	Shares	Value (000)
Consumer discretionary 20.05%
Netflix, Inc.[1]	304,000	$103,849
Lions Gate Entertainment Corp.	2,844,500	91,081
Domino’s Pizza, Inc.	512,000	48,215
Paddy Power PLC[2]	523,300	43,560
Penske Automotive Group, Inc.	812,000	39,845
Melco Crown Entertainment Ltd. (ADR)	1,432,000	36,373
Cedar Fair, LP	687,000	32,859
zooplus AG, non-registered shares[1,2,3]	357,716	28,557
John Wiley & Sons, Inc., Class A	347,500	20,586
Other securities		389,265
		834,190

Health care 18.79%
Synageva BioPharma Corp.[1]	1,326,100	123,049
bluebird bio, Inc.[1]	1,144,159	104,942
athenahealth, Inc.[1]	396,600	57,785
Endo International PLC[1]	798,824	57,611
Illumina, Inc.[1]	289,100	53,362
BioMarin Pharmaceutical Inc.[1]	516,800	46,719
Hikma Pharmaceuticals PLC[2]	1,424,000	43,669
Myriad Genetics, Inc.[1]	1,274,898	43,423
Ultragenyx Pharmaceutical Inc.[1]	836,206	36,693
Kite Pharma, Inc.[1,4]	343,739	19,823
Kite Pharma, Inc.[1]	168,000	9,689
Novadaq Technologies Inc.[1]	1,505,700	25,025
GW Pharmaceuticals PLC (ADR)[1]	358,950	24,294
Other securities		135,577
		781,661

Information technology 14.64%
TriQuint Semiconductor, Inc.[1]	4,084,978	112,541
Palo Alto Networks, Inc.[1]	523,200	64,129
AAC Technologies Holdings Inc.[2]	11,687,100	62,108
Semiconductor Manufacturing International Corp.[1,2]	358,447,500	32,738
Topcon Corp.[2]	1,306,310	27,850
Hamamatsu Photonics KK2	480,300	22,951
Kakaku.com, Inc.[2]	1,510,500	21,716
Other securities		264,919
		608,952

Industrials 13.81%
International Container Terminal Services, Inc.[2]	34,610,000	88,650
AA PLC[1,2]	6,770,800	37,049
Intertek Group PLC[2]	955,000	34,618
ITT Corp.	801,000	32,408
Moog Inc., Class A1	432,100	31,988
Polypore International, Inc.[1]	672,000	31,618
JVM Co., Ltd.[1,2,3]	411,500	22,472
Other securities		295,637
		574,440

Financials 6.45%
SVB Financial Group[1]	257,600	29,900
Kemper Corp.	595,000	21,485
Old Republic International Corp.	1,450,000	21,214
K. Wah International Holdings Ltd.[2]	39,420,410	20,870
Other securities		174,900
		268,369

American Funds Insurance Series	51

Global Small Capitalization Fund

Common stocks (continued)	Shares	Value (000)
Materials 4.41%
PolyOne Corp.	720,168	$27,302
AptarGroup, Inc.	345,500	23,093
OM Group, Inc.	735,000	21,903
Other securities		111,303
		183,601

Energy 4.14%
InterOil Corp.[1]	1,184,235	57,779
Other securities		114,528
		172,307

Consumer staples 3.28%
Puregold Price Club, Inc.[1,2]	37,418,000	32,071
Other securities		104,405
		136,476

Utilities 2.03%
ENN Energy Holdings Ltd.[2]	9,515,700	53,812
Other securities		30,492
		84,304

Telecommunication services 0.63%
Other securities		26,382

Miscellaneous 4.93%
Other common stocks in initial period of acquisition		205,254

Total common stocks (cost: $2,953,292,000)		3,875,936

Rights & warrants 0.00%
Energy 0.00%
Other securities		83

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		53

Total rights & warrants (cost: $506,000)		136

Convertible stocks 0.12%
Health care 0.12%
Other securities		4,961

Total convertible stocks (cost: $3,307,000)		4,961

Bonds, notes & other debt instruments 0.25%	Principal amount (000)
U.S. Treasury bonds & notes 0.25%
U.S. Treasury 0.25%
Other securities		10,130

Total bonds, notes & other debt instruments (cost: $10,126,000)		10,130

52	American Funds Insurance Series

Global Small Capitalization Fund

Short-term securities 6.53%	Principal amount (000)	Value (000)
Abbott Laboratories 0.10% due 2/2/2015[5]	$20,000	$19,999
American Honda Finance Corp. 0.11% due 1/9/2015	27,000	26,999
Sumitomo Mitsui Banking Corp. 0.12%–0.22% due 1/13/2015–1/16/2015[5]	39,000	38,997
Toronto-Dominion Holdings USA Inc. 0.16% due 1/22/2015[5]	30,000	29,998
Victory Receivables Corp. 0.16%–0.19% due 1/12/2015–1/28/2015[5]	49,700	49,696
Other securities		105,989

Total short-term securities (cost: $271,673,000)		271,678
Total investment securities 100.06% (cost: $3,238,904,000)		4,162,841
Other assets less liabilities (0.06)%		(2,297)

Net assets 100.00%		$4,160,544

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $12,323,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 12/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/22/2015	UBS AG	$871	A$1,000	$56
Australian dollars	1/22/2015	Barclays Bank PLC	$814	A$1,000	(1)
Euros	1/8/2015	HSBC Bank	$2,652	€2,114	94
Japanese yen	1/8/2015	UBS AG	$5,973	¥697,000	154
Japanese yen	1/27/2015	UBS AG	$5,115	¥600,000	104
					$407

American Funds Insurance Series	53

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
zooplus AG, non-registered shares[1,2]	357,716	—	—	357,716	$—	$28,557
JVM Co., Ltd.[1,2]	411,500	—	—	411,500	—	22,472
Time Technoplast Ltd.[2]	11,888,000	—	—	11,888,000	88	9,979
Victoria Oil & Gas PLC[1,2]	278,662,420	—	271,695,860	6,966,560	—	7,018
Mauna Kea Technologies SA1,2	881,400	—	—	881,400	—	6,123
Airesis SA1,2	3,294,151	—	62,759	3,231,392	—	4,233
Canadian Overseas Petroleum Ltd.[1]	16,670,000	2,555,000	—	19,225,000	—	1,655
Canadian Overseas Petroleum Ltd. (GBP denominated)[1,2]	—	6,050,000	—	6,050,000	—	448
Canadian Overseas Petroleum Ltd., warrants, expire 2017[1,2]	—	2,555,000	—	2,555,000	—	44
Sylvania Platinum Ltd. (CDI)[1,2]	15,000,000	—	—	15,000,000	—	1,955
Indochine Mining Ltd.[1,2]	58,574,166	34,325,300	19,700,000	73,199,466	—	717
Wildhorse Energy Ltd.[1,2]	16,227,016	—	15,686,116	540,900	—	23
Wildhorse Energy Ltd. (CDI)[1,2]	7,225,777	—	6,984,918	240,859	—	11
Wildhorse Energy Ltd., rights, expire 2015[1,2]	—	2,704,500	—	2,704,500	—	11
Wildhorse Energy Ltd., rights, expire 2015 (GBP denominated)[1,2]	—	1,204,295	—	1,204,295	—	7
Hummingbird Resources PLC[1,2,6]	3,475,000	—	—	3,475,000	—	—
Ultragenyx Pharmaceutical Inc.[1,6]	—	866,206	30,000	836,206	—	—
Ultragenyx Pharmaceutical Inc., Series B, convertible preferred[6]	1,904,544	—	1,904,544	—	134	—
					$222	$83,253

54	American Funds Insurance Series

Global Small Capitalization Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,668,893,000, which represented 40.11% of the net assets of the fund. This amount includes $1,650,402,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $203,818,000, which represented 4.90% of the net assets of the fund.
[6]	Unaffiliated issuer at 12/31/2014.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date(s)	(000)	(000)	assets
Kite Pharma, Inc.	4/24/2014–6/24/2014	$5,259	$19,823	.48%
Other private placement securities	6/10/2014	3,307	4,961	.12
Total private placement securities		$8,566	$24,784	.60%

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

A$ = Australian dollars

€ = Euros

GBP = British pounds

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series	55

Growth Fund

Summary investment portfolio December 31, 2014

Common stocks 95.50%	Shares	Value (000)
Consumer discretionary 18.78%
Amazon.com, Inc.[1]	2,648,216	$821,874
Home Depot, Inc.	6,320,000	663,410
Comcast Corp., Class A	9,555,000	554,286
Twenty-First Century Fox, Inc., Class A	9,540,000	366,384
Tiffany & Co.	2,389,000	255,289
Johnson Controls, Inc.	3,099,100	149,810
NIKE, Inc., Class B	1,530,000	147,109
Other securities		1,318,041
		4,276,203

Information technology 18.78%
ASML Holding NV (New York registered)	3,444,016	371,368
ASML Holding NV2	1,808,186	193,723
Microsoft Corp.	11,590,000	538,355
Google Inc., Class C1	511,000	268,991
Google Inc., Class A1	423,000	224,469
Visa Inc., Class A	1,083,000	283,963
LinkedIn Corp., Class A1	1,235,000	283,692
Apple Inc.	2,500,000	275,950
Facebook, Inc., Class A1	3,282,685	256,115
Avago Technologies Ltd.	1,816,000	182,671
salesforce.com, inc.[1]	2,880,000	170,813
Other securities		1,224,291
		4,274,401

Health care 17.05%
Express Scripts Holding Co.[1]	4,668,208	395,257
Incyte Corp.[1]	5,340,000	390,407
UnitedHealth Group Inc.	3,510,000	354,826
Regeneron Pharmaceuticals, Inc.[1]	847,600	347,728
Vertex Pharmaceuticals Inc.[1]	2,680,000	318,384
Centene Corp.[1]	2,288,500	237,661
Hologic, Inc.[1]	7,913,000	211,594
Edwards Lifesciences Corp.[1]	1,285,400	163,734
Biogen Idec Inc.[1]	445,500	151,225
Agios Pharmaceuticals, Inc.[1]	1,255,126	140,624
Other securities		1,170,557
		3,881,997

Financials 12.97%
Wells Fargo & Co.	10,751,096	589,375
Berkshire Hathaway Inc., Class A1	1,630	368,380
American Express Co.	3,000,000	279,120
Capital One Financial Corp.	2,580,000	212,979
Legal & General Group PLC[2]	45,158,246	173,445
Onex Corp.	2,523,500	146,527
Other securities		1,181,773
		2,951,599

Industrials 9.20%
American Airlines Group Inc.	5,525,000	296,306
Boeing Co.	2,250,000	292,455
Oshkosh Corp.[3]	4,947,000	240,672
United Continental Holdings, Inc.[1]	3,200,700	214,095
Union Pacific Corp.	1,500,000	178,695
Rockwell Collins, Inc.	1,775,000	149,952
Other securities		721,139
		2,093,314

56	American Funds Insurance Series

Growth Fund

Common stocks	Shares	Value (000)
Energy 8.05%
Noble Energy, Inc.	4,510,000	$213,909
Concho Resources Inc.[1]	2,065,000	205,984
Suncor Energy Inc.	5,502,090	174,752
FMC Technologies, Inc.[1]	3,400,000	159,256
Pioneer Natural Resources Co.	935,000	139,175
Other securities		938,931
		1,832,007

Consumer staples 7.32%
Costco Wholesale Corp.	2,580,000	365,715
Coca-Cola Co.	4,670,000	197,168
Philip Morris International Inc.	2,280,000	185,706
PepsiCo, Inc.	1,715,000	162,171
Other securities		754,905
		1,665,665

Materials 2.17%
Potash Corp. of Saskatchewan Inc.	4,000,000	141,280
Other securities		352,741
		494,021

Other 0.36%
Other securities		83,427

Miscellaneous 0.82%
Other common stocks in initial period of acquisition		186,562

Total common stocks (cost: $14,434,935,000)		21,739,196

Preferred securities 0.00%
Miscellaneous 0.00%
Other preferred securities in initial period of acquisition		827

Total preferred securities (cost: $2,353,000)		827

Rights & warrants 0.08%
Energy 0.08%
Other securities		17,417

Total rights & warrants (cost: $17,736,000)		17,417

Short-term securities 4.47%	Principal amount (000)
Apple Inc. 0.11% due 1/9/2015[4]	$18,500	18,500
Coca-Cola Co. 0.25% due 7/13/2015[4]	55,000	54,935
Federal Farm Credit Banks 0.08%–0.12% due 5/20/2015–7/28/2015	138,600	138,530
Federal Home Loan Bank 0.05%–0.17% due 1/16/2015–8/18/2015	430,381	430,249
Google Inc. 0.09%–0.15% due 2/25/2015–3/24/2015[4]	38,400	38,392
Other securities		335,829

Total short-term securities (cost: $1,016,410,000)		1,016,435
Total investment securities 100.05% (cost: $15,471,434,000)		22,773,875
Other assets less liabilities (0.05)%		(10,910)

Net assets 100.00%		$22,762,965

American Funds Insurance Series	57

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
Oshkosh Corp.	4,947,000	—	—	4,947,000	$3,067	$240,672
KGen Power Corp.[1,2,5]	3,166,128	—	—	3,166,128	—	886
					$3,067	$241,558

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,832,419,000, which represented 8.05% of the net assets of the fund. This amount includes $1,809,130,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $207,006,000, which represented .91% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date(s)	(000)	(000)	assets
KGen Power Corp.	12/19/2006	$—	$886	.00%
Other private placement securities	6/21/2011–11/24/2014	62,124	13,352	.06
Total private placement securities		$62,124	$14,238	.06%

See Notes to Financial Statements

58	American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2014

Common stocks 92.68%	Shares	Value (000)
Financials 19.59%
AIA Group Ltd.[1]	34,668,700	$190,902
Axis Bank Ltd.[1]	22,781,004	179,974
Barclays PLC[1]	37,251,875	140,048
Prudential PLC[1]	4,688,265	107,887
HDFC Bank Ltd.[1]	5,164,608	77,452
Credit Suisse Group AG1	2,879,624	72,189
Sun Hung Kai Properties Ltd.[1]	4,412,783	66,728
UniCredit SpA[1]	10,059,241	64,113
Housing Development Finance Corp. Ltd.[1]	3,333,000	59,628
Henderson Land Development Co. Ltd.[1]	8,419,450	58,443
BNP Paribas SA1	966,046	56,769
Commerzbank AG, non-registered shares[1,2]	4,267,872	56,697
Other securities		380,293
		1,511,123

Consumer discretionary 15.11%
Volkswagen AG, nonvoting preferred[1]	492,162	109,935
Numericable Group SA, non-registered shares[1,2]	2,011,856	99,205
Sands China Ltd.[1]	16,642,000	80,943
Altice SA1,2	1,014,127	80,027
Toyota Motor Corp.[1]	876,200	54,640
Melco Crown Entertainment Ltd. (ADR)	1,985,000	50,419
Other securities		689,929
		1,165,098

Health care 14.05%
Novartis AG1	3,642,900	335,028
Bayer AG1	1,819,055	248,682
Novo Nordisk A/S, Class B1	2,309,340	97,712
Grifols, SA, Class B, non-registered shares[1]	1,735,509	58,951
Grifols, SA, Class A, non-registered shares[1]	440,500	17,535
Grifols, SA, Class B (ADR)	396,845	13,489
Fresenius SE & Co. KGaA[1]	1,381,806	72,158
UCB SA1	900,000	68,301
Merck KGaA[1]	620,000	58,817
Other securities		112,739
		1,083,412

Information technology 11.49%
Baidu, Inc., Class A (ADR)[2]	790,000	180,096
Samsung Electronics Co. Ltd.[1]	137,640	165,450
Murata Manufacturing Co., Ltd.[1]	757,100	82,701
ASML Holding NV1	617,834	66,192
Tencent Holdings Ltd.[1]	4,262,500	61,160
Gemalto NV1	709,453	57,952
Other securities		272,339
		885,890

Industrials 11.01%
Ryanair Holdings PLC (ADR)[2]	1,654,800	117,937
SMC Corp.[1]	440,100	114,605
Jardine Matheson Holdings Ltd.[1]	1,217,600	74,092
Legrand SA1	1,180,000	61,772
Airbus Group NV1	1,140,514	56,646
KONE Oyj, Class B1	1,211,900	55,042
Other securities		368,739
		848,833

American Funds Insurance Series	59

International Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 5.79%
Nestlé SA1	1,836,700	$134,633
Pernod Ricard SA1	840,200	93,159
Associated British Foods PLC[1]	1,443,588	70,138
Other securities		148,840
		446,770

Materials 3.98%
Syngenta AG1	189,900	60,977
Other securities		245,630
		306,607

Utilities 3.46%
Power Grid Corp. of India Ltd.[1]	68,214,040	148,711
ENN Energy Holdings Ltd.[1]	9,758,000	55,182
Other securities		62,641
		266,534

Telecommunication services 2.96%
SoftBank Corp.[1]	2,175,700	129,481
MTN Group Ltd.[1]	2,712,400	51,473
Other securities		47,616
		228,570

Energy 2.79%
Royal Dutch Shell PLC, Class B1	1,730,000	59,432
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	461,000	15,281
Other securities		140,792
		215,505

Miscellaneous 2.45%
Other common stocks in initial period of acquisition		188,732

Total common stocks (cost: $5,674,301,000)		7,147,074

Bonds, notes & other debt instruments 0.62%	Principal amount (000)
U.S. Treasury bonds & notes 0.55%
U.S. Treasury 0.55%
Other securities		42,336

Bonds & notes of governments outside the U.S. 0.07%
Other securities		5,954

Total bonds, notes & other debt instruments (cost: $48,208,000)		48,290

Short-term securities 6.38%
American Honda Finance Corp. 0.11% due 2/9/2015	$51,600	51,592
Bank of Nova Scotia 0.17%–0.18% due 1/13/2015–1/26/2015[3]	91,600	91,595
Federal Home Loan Bank 0.09%–0.10% due 2/18/2015–4/17/2015	65,600	65,596
Mizuho Funding LLC 0.19%–0.21% due 1/5/2015–2/17/2015[3]	73,500	73,487
Other securities		209,647

Total short-term securities (cost: $491,905,000)		491,917
Total investment securities 99.68% (cost: $6,214,414,000)		7,687,281
Other assets less liabilities 0.32%		24,573

Net assets 100.00%		$7,711,854

60	American Funds Insurance Series

International Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $0, an aggregate cost of $138,000, and which represented less than .01% of the net assets of the fund) were acquired from 2/11/1998 to 8/31/1998 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $196,648,000 over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/22/2015	UBS AG	$6,095	A$7,000	$ 390
Euros	1/7/2015	Bank of America, N.A.	$22,483	€18,000	700
Euros	1/23/2015	Bank of America, N.A.	$2,108	€1,694	58
Japanese yen	1/8/2015	UBS AG	$13,069	¥1,525,000	336
Japanese yen	1/9/2015	Barclays Bank PLC	$117,678	¥13,846,000	2,073
Japanese yen	1/16/2015	Barclays Bank PLC	$19,022	¥2,250,000	235
Swiss francs	1/14/2015	Citibank	$11,274	CHF10,900	309
					$4,101

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $6,549,203,000, which represented 84.92% of the net assets of the fund. This amount includes $6,542,173,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $303,632,000, which represented 3.94% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts

A$ = Australian dollars

CHF = Swiss francs

€ = Euros

GBP = British pounds

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series	61

New World Fund

Summary investment portfolio December 31, 2014

Common stocks 75.75%	Shares	Value (000)
Information technology 13.41%
Alcatel-Lucent[1,2]	16,426,961	$58,319
Baidu, Inc., Class A (ADR)[1]	184,700	42,106
Google Inc., Class A1	37,400	19,847
Google Inc., Class C1	37,400	19,687
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	5,322,000	23,485
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	540,000	12,085
Murata Manufacturing Co., Ltd.[2]	301,000	32,879
Infosys Ltd.[2]	798,222	24,826
Cognizant Technology Solutions Corp., Class A1	435,000	22,907
Other securities		89,970
		346,111

Financials 12.85%
ICICI Bank Ltd.[2]	5,603,830	31,125
ICICI Bank Ltd. (ADR)	1,000,000	11,550
AEON Financial Service Co., Ltd.[2]	1,740,000	34,016
Citigroup Inc.	560,000	30,302
Fibra Uno Administración, SA de CV	9,301,578	27,412
Housing Development Finance Corp. Ltd.[2]	1,353,000	24,205
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	2,230,000	23,103
American Tower Corp.	225,000	22,241
Other securities		127,901
		331,855

Consumer discretionary 12.33%
Naspers Ltd., Class N2	309,919	39,901
Domino’s Pizza, Inc.	418,000	39,363
Ctrip.com International, Ltd. (ADR)[1]	718,500	32,692
Maruti Suzuki India Ltd.[2]	519,500	27,311
Toyota Motor Corp.[2]	398,900	24,876
Arcos Dorados Holdings Inc., Class A	4,289,656	23,207
Zee Entertainment Enterprises Ltd.[2]	3,832,000	23,011
Melco International Development Ltd.[2]	8,155,000	17,854
Other securities		90,068
		318,283

Consumer staples 8.80%
LT Group, Inc.[2]	104,395,900	28,302
Pernod Ricard SA2	208,900	23,162
Lenta Ltd. (GDR)[1,2]	3,267,900	22,088
ITC Ltd.[2]	3,715,000	21,630
Nestlé SA2	293,696	21,528
Magnit OJSC (GDR)[2]	388,100	17,501
Other securities		92,972
		227,183

Health care 6.84%
Novo Nordisk A/S, Class B2	1,035,600	43,818
Novartis AG2	280,500	25,797
Novartis AG (ADR)	134,000	12,416
Other securities		94,440
		176,471

Energy 6.70%
Reliance Industries Ltd.[2]	3,042,302	42,796
Royal Dutch Shell PLC, Class B2	600,000	20,612
Royal Dutch Shell PLC, Class B (ADR)	95,000	6,608
InterOil Corp.[1]	518,000	25,273
Oil Search Ltd.[2]	2,716,613	17,551
Other securities		60,172
		173,012

62	American Funds Insurance Series

New World Fund

Common stocks	Shares	Value (000)
Industrials 4.12%
Cummins Inc.	198,000	$28,546
Airbus Group NV2	431,929	21,453
ASSA ABLOY AB, Class B2	330,886	17,486
Other securities		38,958
		106,443

Telecommunication services 2.76%
Reliance Communications Ltd.[1,2]	23,578,631	29,696
Other securities		41,605
		71,301

Materials 1.92%
First Quantum Minerals Ltd.	1,297,000	18,431
Other securities		31,129
		49,560

Utilities 1.57%
Other securities		40,484

Miscellaneous 4.45%
Other common stocks in initial period of acquisition		114,856

Total common stocks (cost: $1,833,406,000)		1,955,559

Preferred securities 0.04%
Consumer discretionary 0.04%
Other securities		1,083

Total preferred securities (cost: $570,000)		1,083

Bonds, notes & other debt instruments 7.38%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 5.79%
Other securities		149,444

Corporate bonds & notes 0.92%
Other 0.92%
Other securities		23,676

U.S. Treasury bonds & notes 0.67%
U.S. Treasury 0.67%
U.S. Treasury 4.00% 2015	$17,200	17,281

Total bonds, notes & other debt instruments (cost: $193,381,000)		190,401

Short-term securities 16.83%
CAFCO, LLC 0.12% due 1/16/2015	25,000	24,999
Chevron Corp. 0.11%–0.14% due 2/9/2015–4/14/2015[3]	40,000	39,984
Fannie Mae 0.05%–0.09% due 1/20/2015–5/4/2015	45,782	45,778
Federal Home Loan Bank 0.05%–0.11% due 1/16/2015–2/6/2015	109,600	109,598
Intel Corp. 0.14% due 1/14/2015	20,000	19,999
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 1/9/2015[3]	10,000	10,000
Province of Ontario 0.10% due 2/13/2015	40,000	39,996

American Funds Insurance Series	63

New World Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Svenska Handelsbanken Inc. 0.20% due 2/20/2015[3]	$20,000	$19,996
Victory Receivables Corp. 0.17%–0.19% due 1/16/2015–1/28/2015[3]	60,000	59,995
Other securities		64,196

Total short-term securities (cost: $434,535,000)		434,541
Total investment securities 100.00% (cost: $2,461,892,000)		2,581,584
Other assets less liabilities (0.00)%		(106)

Net assets 100.00%		$2,581,478

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $33,229,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 12/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Brazilian reais	1/12/2015	Citibank	$3,304	BRL8,700	$ 42
Brazilian reais	1/16/2015	UBS AG	$1,192	BRL3,214	(12)
Colombian pesos	1/16/2015	Citibank	$757	COP1,742,013	24
Colombian pesos	1/23/2015	UBS AG	$3,501	COP8,524,500	(83)
Colombian pesos	1/27/2015	Barclays Bank PLC	$1,127	COP2,715,850	(15)
Euros	1/12/2015	HSBC Bank	$62	€50	2
Euros	1/14/2015	JPMorgan Chase	$999	€800	31
Euros	1/14/2015	Bank of America, N.A.	$739	€600	12
Euros	1/15/2015	Bank of America, N.A.	$545	€440	12
Hungarian forints	1/15/2015	HSBC Bank	$1,176	HUF291,600	61
Indonesian rupiah	1/8/2015	JPMorgan Chase	$575	IDR7,094,950	3
Indonesian rupiah	1/12/2015	Citibank	$383	IDR4,714,400	3
Indonesian rupiah	1/12/2015	JPMorgan Chase	$220	IDR2,737,400	(1)
Japanese yen	1/7/2015	UBS AG	$1,032	¥121,900	14
Japanese yen	1/15/2015	UBS AG	$526	¥63,000	— [4]
Japanese yen	1/22/2015	Bank of America, N.A.	$1,287	¥153,000	9
Mexican pesos	1/13/2015	UBS AG	$2,668	MXN36,300	210
Mexican pesos	1/22/2015	HSBC Bank	$554	MXN8,210	(2)
Philippine pesos	1/12/2015	Barclays Bank PLC	$2,064	PHP92,650	(6)
Russian rubles	1/13/2015	Citibank	$598	RUB28,600	131
Russian rubles	1/16/2015	JPMorgan Chase	$1,047	RUB56,975	118
Turkish lira	1/12/2015	Citibank	$371	TRY850	8
Turkish lira	1/15/2015	UBS AG	$218	TRY500	5
					$566

64	American Funds Insurance Series

New World Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,265,473,000, which represented 49.02% of the net assets of the fund. This amount includes $1,259,886,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $223,945,000, which represented 8.68% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

BRL = Brazilian reais

COP = Colombian pesos

€ = Euros

HUF = Hungarian forints

IDR = Indonesian rupiah

¥ = Japanese yen

MXN = Mexican pesos

PHP = Philippine pesos

RUB = Russian rubles

TRY = Turkish lira

See Notes to Financial Statements

American Funds Insurance Series	65

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2014

Common stocks 96.20%	Shares	Value (000)
Health care 16.59%
Amgen Inc.	2,694,600	$429,223
Gilead Sciences, Inc.[1]	3,197,735	301,418
AbbVie Inc.	1,664,800	108,944
Medtronic, Inc.	1,375,000	99,275
Teva Pharmaceutical Industries Ltd. (ADR)	1,202,000	69,127
Bristol-Myers Squibb Co.	1,125,000	66,409
Novartis AG (ADR)	708,500	65,650
Other securities		66,662
		1,206,708

Industrials 15.00%
Precision Castparts Corp.	706,000	170,061
General Dynamics Corp.	1,060,900	146,001
CSX Corp.	3,372,000	122,168
United Parcel Service, Inc., Class B	850,000	94,494
Union Pacific Corp.	750,000	89,347
Cummins Inc.	473,100	68,207
Norfolk Southern Corp.	592,800	64,977
Illinois Tool Works Inc.	650,000	61,555
General Electric Co.	2,400,000	60,648
United Technologies Corp.	500,000	57,500
Other securities		155,613
		1,090,571

Information technology 13.49%
Apple Inc.	1,642,377	181,285
Western Union Co.	8,225,000	147,310
Texas Instruments Inc.	2,630,000	140,613
Cisco Systems, Inc.	5,015,000	139,492
Oracle Corp.	2,395,000	107,703
Microsoft Corp.	1,400,000	65,030
International Business Machines Corp.	330,000	52,945
Other securities		146,319
		980,697

Consumer staples 10.84%
Altria Group, Inc.	4,654,000	229,303
Philip Morris International Inc.	2,497,400	203,413
Kraft Foods Group, Inc.	1,076,666	67,464
Kimberly-Clark Corp.	500,000	57,770
Mondelez International, Inc.	1,580,000	57,394
Coca-Cola Co.	1,250,000	52,775
Other securities		120,100
		788,219

Telecommunication services 8.90%
Verizon Communications Inc.	7,491,339	350,445
CenturyLink, Inc.	4,908,135	194,264
AT&T Inc.	3,060,000	102,785
		647,494

Consumer discretionary 7.99%
Johnson Controls, Inc.	3,546,000	171,414
General Motors Co.	3,625,000	126,549
Darden Restaurants, Inc.	2,045,000	119,898
Las Vegas Sands Corp.	1,234,000	71,769
Other securities		91,779
		581,409

66	American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks	Shares	Value (000)
Utilities 7.55%
Exelon Corp.	5,913,000	$219,254
FirstEnergy Corp.	3,544,200	138,188
PG&E Corp.	2,413,000	128,468
Other securities		63,405
		549,315

Energy 5.16%
Canadian Natural Resources, Ltd.	4,221,000	130,345
Cabot Oil & Gas Corp.	3,129,000	92,650
Royal Dutch Shell PLC, Class B (ADR)	750,000	52,170
Exxon Mobil Corp.	546,300	50,505
Other securities		49,813
		375,483

Materials 2.98%
Praxair, Inc.	688,000	89,137
Vale SA, Class A, preferred nominative (ADR)	7,002,000	50,835
Other securities		76,783
		216,755

Financials 2.78%
JPMorgan Chase & Co.	1,870,000	117,025
American International Group, Inc.	998,000	55,898
Other securities		29,223
		202,146

Miscellaneous 4.92%
Other common stocks in initial period of acquisition		357,685

Total common stocks (cost: $5,089,072,000)		6,996,482

Short-term securities 3.51%	Principal amount (000)
ExxonMobil Corp. 0.08% due 1/27/2015	$24,100	24,098
Freddie Mac 0.06%–0.10% due 2/5/2015–5/6/2015	54,100	54,093
Jupiter Securitization Co., LLC 0.27% due 4/27/2015[2]	10,000	9,993
Kimberly-Clark Corp. 0.12% due 1/14/2015[2]	15,000	14,999
Other securities		151,881

Total short-term securities (cost: $255,056,000)		255,064
Total investment securities 99.71% (cost: $5,344,128,000)		7,251,546
Other assets less liabilities 0.29%		21,338

Net assets 100.00%		$7,272,884

American Funds Insurance Series	67

Blue Chip Income and Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $106,984,000, which represented 1.47% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

68	American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2014

Common stocks 95.00%	Shares	Value (000)
Financials 21.91%
AXA SA1	1,834,360	$42,367
CME Group Inc., Class A	365,500	32,402
Wells Fargo & Co.	445,000	24,395
Banco Santander, SA1,2	2,746,403	22,965
ICICI Bank Ltd. (ADR)	1,575,000	18,191
Suncorp Group Ltd.[1]	1,495,191	17,038
Sun Hung Kai Properties Ltd.[1]	1,094,201	16,546
JPMorgan Chase & Co.	255,000	15,958
Oaktree Capital Group, LLC	285,000	14,772
Shinsei Bank, Ltd.[1]	8,060,000	14,071
McGraw Hill Financial, Inc.	145,500	12,947
Other securities		181,616
		413,268

Consumer discretionary 12.38%
D.R. Horton, Inc.	1,000,000	25,290
Carnival Corp., units	475,000	21,532
Home Depot, Inc.	178,000	18,685
HUGO BOSS AG1	150,000	18,416
Amazon.com, Inc.[2]	49,400	15,331
Comcast Corp., Class A	255,000	14,792
Toll Brothers, Inc.[2]	400,000	13,708
Twenty-First Century Fox, Inc., Class A	335,000	12,866
Other securities		92,895
		233,515

Information technology 11.99%
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	12,460,800	54,986
Microsoft Corp.	922,000	42,827
Cisco Systems, Inc.	920,000	25,590
Google Inc., Class C2	23,850	12,555
Google Inc., Class A2	18,400	9,764
ASM Pacific Technology Ltd.[1]	1,477,000	14,042
Avago Technologies Ltd.	125,000	12,573
Other securities		53,820
		226,157

Industrials 11.95%
United Continental Holdings, Inc.[2]	500,000	33,445
Lockheed Martin Corp.	150,000	28,886
Geberit AG1	60,000	20,390
Meggitt PLC[1]	2,519,290	20,138
Abertis Infraestructuras, SA, Class A1	969,750	19,158
Masco Corp.	700,000	17,640
Airbus Group NV1	284,000	14,105
Other securities		71,602
		225,364

Health care 10.86%
Merck & Co., Inc.	1,233,900	70,073
Novartis AG1	349,000	32,097
Vertex Pharmaceuticals Inc.[2]	238,877	28,379
Pfizer Inc.	451,000	14,049
Other securities		60,252
		204,850

American Funds Insurance Series	69

Global Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Telecommunication services 7.01%
Orange[1]	1,970,000	$33,502
MTN Group Ltd.[1]	1,100,000	20,874
AT&T Inc.	525,000	17,635
TalkTalk Telecom Group PLC[1]	3,704,000	17,405
Globe Telecom, Inc.[1]	399,695	15,349
Other securities		27,584
		132,349

Consumer staples 6.15%
British American Tobacco PLC[1]	338,500	18,392
Philip Morris International Inc.	175,000	14,254
Other securities		83,310
		115,956

Materials 5.13%
Potash Corp. of Saskatchewan Inc.	841,000	29,704
Newmont Mining Corp.	1,000,000	18,900
Dow Chemical Co.	335,000	15,279
Other securities		32,950
		96,833

Utilities 4.24%
Exelon Corp.	500,000	18,540
EDP - Energias de Portugal, SA1	4,220,000	16,320
NRG Yield, Inc., Class A	337,800	15,924
Other securities		29,278
		80,062

Energy 3.38%
Other securities		63,741

Total common stocks (cost: $1,482,814,000)		1,792,095

Preferred securities 0.02%
Consumer discretionary 0.02%
Other securities		458

Total preferred securities (cost: $256,000)		458

Rights & warrants 0.01%
Financials 0.01%
Other securities		129

Total rights & warrants (cost: $0)		129

70	American Funds Insurance Series

Global Growth and Income Fund

Convertible bonds 0.06%	Principal amount (000)	Value (000)
Consumer discretionary 0.06%
Other securities		$1,111

Total convertible bonds (cost: $927,000)		1,111

Bonds, notes & other debt instruments 0.75%
U.S. Treasury bonds & notes 0.38%
U.S. Treasury 0.38%
Other securities		7,210

Corporate bonds & notes 0.37%
Other 0.37%
Other securities		6,854

Total bonds, notes & other debt instruments (cost: $16,339,000)		14,064

Short-term securities 3.52%
Mitsubishi UFJ Trust and Banking Corp. 0.16% due 1/15/2015[3]	$29,100	29,098
Mizuho Funding LLC 0.19% due 1/5/2015[3]	15,500	15,500
Other securities		21,892

Total short-term securities (cost: $66,489,000)		66,490
Total investment securities 99.36% (cost: $1,566,825,000)		1,874,347
Other assets less liabilities 0.64%		12,004

Net assets 100.00%		$1,886,351

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $21,353,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Sales:
Australian dollars	1/12/2015	Citibank	$3,176	A$3,840	$ 44
Euros	1/12/2015	Citibank	$7,835	€6,300	210
Japanese yen	1/13/2015	JPMorgan Chase	$10,610	¥1,150,000	1,009
Japanese yen	1/14/2015	JPMorgan Chase	$54	¥6,500	—	[4]
Japanese yen	1/15/2015	UBS AG	$54	¥6,500	—	[4]
Japanese yen	1/16/2015	Bank of America, N.A.	$1,754	¥210,000	1
Japanese yen	1/22/2015	Bank of America, N.A.	$55	¥6,500	—	[4]
					$1,264

American Funds Insurance Series	71

Global Growth and Income Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2014 (000)
Rickmers Maritime[1]	54,840,000	—	—	54,840,000	$1,316	$11,584

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $817,501,000, which represented 43.34% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $45,178,000, which represented 2.39% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviation and symbols

ADR = American Depositary Receipts

A$ = Australian dollars

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

72	American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2014

Common stocks 91.60%	Shares	Value (000)
Health care 17.32%
Amgen Inc.	5,356,100	$853,173
Gilead Sciences, Inc.[1]	7,759,200	731,382
Alexion Pharmaceuticals, Inc.[1]	1,590,000	294,198
Express Scripts Holding Co.[1]	2,600,309	220,168
Stryker Corp.	2,185,011	206,112
Merck & Co., Inc.	3,626,080	205,925
UnitedHealth Group Inc.	1,766,396	178,565
Illumina, Inc.[1]	948,000	174,982
Humana Inc.	1,193,600	171,437
Edwards Lifesciences Corp.[1]	1,193,900	152,079
Other securities		1,206,229
		4,394,250

Information technology 16.43%
Texas Instruments Inc.	12,199,259	652,233
Google Inc., Class A1	606,000	321,580
Google Inc., Class C1	577,600	304,049
Oracle Corp.	10,356,500	465,732
Microsoft Corp.	8,090,000	375,781
Yahoo! Inc.[1]	5,038,000	254,469
Apple Inc.	2,246,300	247,947
Accenture PLC, Class A	2,068,500	184,738
Intuit Inc.	1,989,400	183,403
Other securities		1,178,124
		4,168,056

Consumer discretionary 13.03%
Amazon.com, Inc.[1]	1,898,800	589,293
Home Depot, Inc.	3,200,000	335,904
Time Warner Inc.	3,525,000	301,105
Comcast Corp., Class A	3,962,500	229,865
Comcast Corp., Class A, special nonvoting shares	1,000,000	57,565
General Motors Co.	6,952,256	242,703
Royal Caribbean Cruises Ltd.	1,983,000	163,459
Other securities		1,385,260
		3,305,154

Industrials 9.51%
CSX Corp.	8,124,200	294,340
General Dynamics Corp.	1,909,300	262,758
Precision Castparts Corp.	969,800	233,605
Nielsen NV	4,401,039	196,859
Waste Management, Inc.	3,138,000	161,042
Other securities		1,263,476
		2,412,080

Financials 7.87%
Crown Castle International Corp.	2,808,200	221,005
State Street Corp.	2,534,500	198,958
Marsh & McLennan Companies, Inc.	3,426,100	196,110
JPMorgan Chase & Co.	2,455,300	153,653
Other securities		1,227,099
		1,996,825

Materials 6.80%
Celanese Corp., Series A	5,930,400	355,587
Dow Chemical Co.	6,573,500	299,817
Monsanto Co.	1,980,243	236,580
Other securities		831,540
		1,723,524

American Funds Insurance Series	73

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Energy 6.65%
ConocoPhillips	3,334,460	$230,278
EOG Resources, Inc.	2,341,300	215,563
Royal Dutch Shell PLC, Class A (ADR)	3,016,000	201,921
Schlumberger Ltd.	2,055,000	175,518
Other securities		863,211
		1,686,491

Consumer staples 6.42%
Philip Morris International Inc.	4,627,444	376,905
Altria Group, Inc.	4,050,700	199,578
Coca-Cola Co.	4,708,400	198,789
CVS/Caremark Corp.	1,670,000	160,838
Other securities		691,493
		1,627,603

Telecommunication services 1.61%
Verizon Communications Inc.	6,731,501	314,900
Other securities		93,754
		408,654

Utilities 0.97%
Sempra Energy	1,455,000	162,029
Other securities		83,936
		245,965

Miscellaneous 4.99%
Other common stocks in initial period of acquisition		1,265,338

Total common stocks (cost: $15,610,703,000)		23,233,940

Rights & warrants 0.02%
Consumer discretionary 0.02%
Other securities		3,633

Total rights & warrants (cost: $3,908,000)		3,633

Convertible stocks 0.04%
Financials 0.04%
Other securities		9,007

Total convertible stocks (cost: $6,000,000)		9,007

Convertible bonds 0.12%	Principal amount (000)
Information technology 0.12%
Other securities		30,961

Total convertible bonds (cost: $27,669,000)		30,961

Bonds, notes & other debt instruments 0.17%
Corporate bonds & notes 0.11%
Other 0.11%
Other securities		27,682

U.S. Treasury bonds & notes 0.06%
U.S. Treasury 0.06%
Other securities		14,935

Total bonds, notes & other debt instruments (cost: $40,155,000)		42,617

74	American Funds Insurance Series

Growth-Income Fund

Short-term securities 8.10%	Principal amount (000)	Value (000)
Apple Inc. 0.13% due 1/8/2015[2]	$17,200	$17,200
Coca-Cola Co. 0.10%–0.19% due 1/15/2015–5/8/2015[2]	117,800	117,760
Fannie Mae 0.07%–0.15% due 3/2/2015–10/5/2015	183,900	183,795
Federal Home Loan Bank 0.05%–0.17% due 1/14/2015–10/5/2015	585,200	585,112
Freddie Mac 0.09%–0.17% due 1/6/2015–11/3/2015	321,800	321,632
Other securities		830,643

Total short-term securities (cost: $2,056,061,000)		2,056,142
Total investment securities 100.05% (cost: $17,744,496,000)		25,376,300
Other assets less liabilities (0.05)%		(12,752)

Net assets 100.00%		$25,363,548

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,838,773,000, which represented 7.25% of the net assets of the fund. This amount includes $1,759,866,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. One of the securities in “Other securities” (with a value of $9,007,000, a cost of $6,000,000, and which represented .04% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $698,638,000, which represented 2.75% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	75

International Growth and Income Fund

Summary investment portfolio December 31, 2014

Common stocks 90.06%	Shares	Value (000)
Financials 23.43%
Prudential PLC[1]	1,049,574	$24,153
Aviva PLC[1]	2,081,000	15,593
Wharf (Holdings) Ltd.[1]	2,071,000	14,872
Siam Commercial Bank PCL[1]	2,665,000	14,724
Barclays PLC[1]	3,872,500	14,559
BNP Paribas SA1	233,700	13,733
St. James’s Place PLC[1]	1,048,000	13,170
Cheung Kong (Holdings) Ltd.[1]	610,000	10,179
Banco Bilbao Vizcaya Argentaria, SA1	635,533	5,981
Banco Bilbao Vizcaya Argentaria, SA (ADR)	320,944	3,014
Axis Bank Ltd.[1]	906,000	7,158
Mitsubishi UFJ Financial Group, Inc.[1]	1,205,000	6,605
Toronto-Dominion Bank	113,000	5,399
Other securities		87,074
		236,214

Utilities 12.75%
EDP - Energias de Portugal, SA1	8,130,084	31,443
SSE PLC[1]	1,056,225	26,516
Fortum Oyj[1]	865,793	18,709
National Grid PLC[1]	1,044,870	14,895
ENDESA, SA1	650,236	12,915
Power Assets Holdings Ltd.[1]	1,013,000	9,786
PT Perusahaan Gas Negara (Persero) Tbk[1]	15,009,239	7,230
Other securities		7,034
		128,528

Consumer discretionary 12.30%
H & M Hennes & Mauritz AB, Class B1	460,700	19,111
HUGO BOSS AG1	84,900	10,423
Numericable Group SA, non-registered shares[1,2]	210,435	10,377
L’Occitane International SA1	2,840,000	7,147
Other securities		76,912
		123,970

Consumer staples 10.81%
Philip Morris International Inc.	348,000	28,345
British American Tobacco PLC[1]	292,400	15,887
Imperial Tobacco Group PLC[1]	317,000	13,882
Japan Tobacco Inc.[1]	396,600	10,890
CALBEE, Inc.[1]	284,400	9,818
Nestlé SA1	124,000	9,089
Other securities		21,093
		109,004

Health care 10.60%
Novartis AG1	393,870	36,223
Glenmark Pharmaceuticals Ltd.[1]	1,180,000	14,351
Orion Oyj, Class B1	429,600	13,337
Sonic Healthcare Ltd.[1]	618,000	9,281
Other securities		33,667
		106,859

Industrials 7.83%
easyJet PLC[1]	580,489	14,983
ASSA ABLOY AB, Class B1	206,800	10,929
Ryanair Holdings PLC (ADR)[2]	106,000	7,555
BAE Systems PLC[1]	1,000,000	7,300

76	American Funds Insurance Series

International Growth and Income Fund

Common stocks	Shares	Value (000)
Rolls-Royce Holdings PLC[1,2]	525,000	$7,072
Jardine Matheson Holdings Ltd.[1]	115,000	6,998
Other securities		24,117
		78,954

Energy 4.48%
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	389,000	12,894
Veresen Inc.	692,000	10,936
BP PLC[1]	1,336,800	8,488
Other securities		12,813
		45,131

Materials 3.18%
Syngenta AG1	29,080	9,338
Fortescue Metals Group Ltd.[1]	3,175,000	6,997
Other securities		15,779
		32,114

Telecommunication services 3.15%
China Mobile Ltd.[1]	700,000	8,223
Other securities		23,551
		31,774

Information technology 1.53%
Delta Electronics, Inc.[1]	1,380,760	8,204
Other securities		7,249
		15,453

Total common stocks (cost: $865,333,000)		908,001

Rights & warrants 0.01%
Financials 0.01%
Other securities		61

Total rights & warrants (cost: $62,000)		61

Convertible bonds 0.25%	Principal amount (000)
Financials 0.25%
Other securities		2,556

Total convertible bonds (cost: $2,560,000)		2,556

Bonds, notes & other debt instruments 0.92%
Corporate bonds & notes 0.54%
Telecommunication services 0.36%
Numericable Group SA, First Lien, 6.00% 2022[3]	$950	956
Other securities		2,723
		3,679

Other 0.18%
Other securities		1,782

Total corporate bonds & notes		5,461

Bonds & notes of governments & government agencies outside the U.S. 0.38%
Other securities		3,795

Total bonds, notes & other debt instruments (cost: $10,167,000)		9,256

American Funds Insurance Series	77

International Growth and Income Fund

Short-term securities 8.39%	Principal amount (000)	Value (000)
ExxonMobil Corp. 0.14% due 3/2/2015	$13,100	$13,097
Federal Home Loan Bank 0.04% due 1/6/2015	10,000	10,000
Freddie Mac 0.08% due 2/25/2015	10,000	10,000
General Electric Co. 0.10% due 1/2/2015	7,700	7,700
Mitsubishi UFJ Trust and Banking Corp. 0.14% due 1/13/2015[3]	5,000	4,999
Siemens Capital Co. LLC 0.11% due 1/5/2015[3]	15,000	15,000
Toronto-Dominion Holdings USA Inc. 0.14% due 1/16/2015[3]	23,800	23,799

Total short-term securities (cost: $84,594,000)		84,595
Total investment securities 99.63% (cost: $962,716,000)		1,004,469
Other assets less liabilities 0.37%		3,741

Net assets 100.00%		$1,008,210

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $824,121,000, which represented 81.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $46,348,000, which represented 4.60% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

GBP = British pounds

See Notes to Financial Statements

78	American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2014

Common stocks 81.31%	Shares	Value (000)
Consumer staples 12.90%
Altria Group, Inc.	48,910	$2,410
Philip Morris International Inc.	25,375	2,067
Coca-Cola Co.	31,745	1,340
Unilever PLC[1]	25,710	1,044
Japan Tobacco Inc.[1]	28,100	772
Other securities		2,060
		9,693

Financials 11.39%
Sampo Oyj, Class A1	32,009	1,501
Swedbank AB, Class A1	39,771	990
BB&T Corp.	22,080	859
Mercury General Corp.	12,410	703
CME Group Inc., Class A	7,595	673
HSBC Holdings PLC (GBP denominated)[1]	69,820	660
Wells Fargo & Co.	11,700	641
Other securities		2,533
		8,560

Health care 10.49%
Novartis AG1	19,363	1,781
AstraZeneca PLC[1]	13,950	981
AstraZeneca PLC (ADR)	8,490	598
Pfizer Inc.	45,480	1,417
GlaxoSmithKline PLC[1]	43,700	935
Bristol-Myers Squibb Co.	14,285	843
Other securities		1,327
		7,882

Utilities 9.46%
National Grid PLC[1]	109,300	1,558
SSE PLC[1]	55,070	1,383
Red Eléctrica Corporación, SA1	8,075	709
Duke Energy Corp.	8,450	706
Other securities		2,753
		7,109

Telecommunication services 9.41%
Verizon Communications Inc.	30,770	1,440
HKT Trust and HKT Ltd., units[1]	1,004,340	1,307
Singapore Telecommunications Ltd.[1]	290,000	851
CenturyLink, Inc.	18,365	727
Swisscom AG1	1,281	673
AT&T Inc.	18,380	617
Other securities		1,459
		7,074

Consumer discretionary 6.76%
Daimler AG1	12,371	1,032
Leggett & Platt, Inc.	17,690	754
Greene King PLC[1]	64,220	745
AB Electrolux, Series B1	20,760	609
SES SA, Class A (FDR)[1]	15,367	551
Other securities		1,393
		5,084

American Funds Insurance Series	79

Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Energy 6.70%
Royal Dutch Shell PLC, Class B1	33,360	$1,146
ConocoPhillips	11,915	823
Enbridge Inc.	12,370	636
Crescent Point Energy Corp.	25,530	591
Exxon Mobil Corp.	4,600	425
Other securities		1,418
		5,039

Information technology 6.33%
Microsoft Corp.	36,160	1,680
VTech Holdings Ltd.[1]	58,600	838
Texas Instruments Inc.	11,030	590
Xilinx, Inc.	12,940	560
Paychex, Inc.	12,010	554
Other securities		538
		4,760

Industrials 4.10%
Siemens AG1	6,464	733
Lockheed Martin Corp.	3,655	704
Other securities		1,643
		3,080

Materials 3.13%
Dow Chemical Co.	16,715	762
Amcor Ltd.[1]	58,498	644
Other securities		949
		2,355

Miscellaneous 0.64%
Other common stocks in initial period of acquisition		477

Total common stocks (cost: $62,169,000)		61,113

Bonds, notes & other debt instruments 15.53%	Principal amount (000)
Mortgage-backed obligations 5.90%
Commercial mortgage-backed securities 3.03%
Other securities		2,275

Federal agency mortgage-backed obligations 2.87%
Government National Mortgage Assn. 4.36%–6.86% 2059–2063[2]	$1,994	2,158

Total mortgage-backed obligations		4,433

U.S. Treasury bonds & notes 4.74%
U.S. Treasury 2.78%
U.S. Treasury 3.50% 2020	1,450	1,582
U.S. Treasury 2.75%–3.63% 2019–2023	480	511
		2,093

U.S. Treasury inflation-protected securities 1.96%
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	1,400	1,355
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	102	116
		1,471

Total U.S. Treasury bonds & notes		3,564

80	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Corporate bonds & notes 3.35%
Financials 1.09%
Wells Fargo & Co. 5.625% 2017	$100	$111
Other securities		708
		819
Telecommunication services 0.15%
Verizon Communications Inc. 5.50% 2018	100	111

Other 2.11%
Other securities		1,586

Total corporate bonds & notes		2,516

Asset-backed obligations 1.54%
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[2]	850	859
Other securities		301

Total asset-backed obligations		1,160

Total bonds, notes & other debt instruments (cost: $11,676,000)		11,673

Short-term securities 2.79%
ExxonMobil Corp. 0.08% due 1/27/2015	1,000	1,000
General Electric Co. 0.10% due 1/2/2015	1,100	1,100

Total short-term securities (cost: $2,100,000)		2,100
Total investment securities 99.63% (cost: $75,945,000)		74,886
Other assets less liabilities 0.37%		280

Net assets 100.00%		$75,166

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $32,245,000, which represented 42.90% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

GBP = British pounds

See Notes to Financial Statements

American Funds Insurance Series	81

Asset Allocation Fund

Summary investment portfolio December 31, 2014

Common stocks 67.47%	Shares	Value (000)
Information technology 11.11%
Microsoft Corp.	14,225,000	$660,751
ASML Holding NV (New York registered)	2,162,000	233,128
KLA-Tencor Corp.	2,500,000	175,800
Texas Instruments Inc.	3,000,000	160,395
VeriSign, Inc.[1]	2,675,000	152,475
Autodesk, Inc.[1]	2,000,000	120,120
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,000,000	111,900
Cisco Systems, Inc.	4,000,000	111,260
Other securities		225,518
		1,951,347

Consumer discretionary 10.81%
Comcast Corp., Class A	7,100,000	411,871
Amazon.com, Inc.[1]	1,065,000	330,523
Home Depot, Inc.	2,405,000	252,453
Twenty-First Century Fox, Inc., Class A	4,750,000	182,424
VF Corp.	1,800,000	134,820
Gentex Corp.	3,500,000	126,455
General Motors Co.	3,500,000	122,185
Walt Disney Co.	1,150,000	108,318
Other securities		230,037
		1,899,086

Financials 10.01%
ACE Ltd.	2,620,000	300,986
JPMorgan Chase & Co.	4,750,000	297,255
American Express Co.	2,400,000	223,296
Citigroup Inc.	2,750,000	148,802
Other securities		787,221
		1,757,560

Industrials 8.00%
Lockheed Martin Corp.	2,115,000	407,286
Boeing Co.	1,720,000	223,566
Cummins Inc.	1,230,000	177,329
Other securities		597,090
		1,405,271

Health care 7.29%
Merck & Co., Inc.	6,350,000	360,616
Johnson & Johnson	2,075,000	216,983
UnitedHealth Group Inc.	1,500,000	151,635
Incyte Corp.[1]	2,000,000	146,220
Pfizer Inc.	4,210,000	131,141
Other securities		274,200
		1,280,795

Energy 7.19%
Chevron Corp.	1,625,000	182,292
Noble Energy, Inc.	3,600,000	170,748
Chesapeake Energy Corp.	7,700,000	150,689
Concho Resources Inc.[1]	1,238,816	123,572
Other securities		635,568
		1,262,869

82	American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)
Materials 4.84%
FMC Corp.	3,250,000	$185,347
Dow Chemical Co.	2,500,000	114,025
Potash Corp. of Saskatchewan Inc.	3,100,000	109,492
Monsanto Co.	900,000	107,523
Other securities		333,446
		849,833

Consumer staples 4.62%
Coca-Cola Co.	3,440,000	145,237
Philip Morris International Inc.	1,750,000	142,537
Unilever NV (New York registered)	3,445,000	134,493
Other securities		389,451
		811,718

Other 0.98%
Other securities		169,946

Miscellaneous 2.62%
Other common stocks in initial period of acquisition		460,600

Total common stocks (cost: $8,330,362,000)		11,849,025

Convertible stocks 0.06%
Industrials 0.06%
Other securities		10,915

Total convertible stocks (cost: $15,028,000)		10,915

Bonds, notes & other debt instruments 25.00%	Principal amount (000)
U.S. Treasury bonds & notes 10.96%
U.S. Treasury 7.99%
U.S. Treasury 0.25% 2015	$236,000	236,156
U.S. Treasury 0.625% 2018	143,000	140,129
U.S. Treasury 1.50% 2019	400,000	400,220
U.S. Treasury 2.75% 2024	130,000	136,764
U.S. Treasury 0.88%–7.25% 2015–2044[2]	471,000	488,834
		1,402,103

U.S. Treasury inflation-protected securities 2.97%
U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	179,108	180,727
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	194,373	222,160
U.S. Treasury Inflation-Protected Security 0.13%–0.75% 2019–2043[3]	121,033	119,233
		522,120

Total U.S. Treasury bonds & notes		1,924,223

Corporate bonds & notes 7.77%
Financials 1.41%
JPMorgan Chase & Co. 1.35%–3.88% 2017–2024	13,515	13,555
Other securities		234,398
		247,953

Consumer discretionary 0.68%
21st Century Fox America, Inc. 3.70% 2024[4]	6,000	6,184
Amazon.com, Inc. 4.80% 2034	6,000	6,294
Comcast Corp. 4.75%–5.65% 2035–2044	7,250	8,330
Home Depot, Inc. 2.00% 2019	5,500	5,519
Other securities		92,983
		119,310

American Funds Insurance Series	83

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Other 5.68%
Other securities		$998,144

Total corporate bonds & notes		1,365,407

Mortgage-backed obligations 4.13%
Federal agency mortgage-backed obligations 3.48%
Fannie Mae 4.00% 2045[5,6]	$108,000	114,939
Fannie Mae 0%–7.50% 2021–2047[5,6,7]	385,476	415,587
Freddie Mac 4.00%–6.50% 2023–2043[5,7]	45,257	49,208
Other securities		31,480
		611,214
Other 0.65%
Other securities		113,757

Total mortgage-backed obligations		724,971

Federal agency bonds & notes 1.57%
Fannie Mae 0.50%–3.51% 2015–2024[5,7]	133,772	136,018
Freddie Mac 0.75%–3.24% 2016–2024[5,7]	136,579	138,100
Other securities		1,589

Total federal agency bonds & notes		275,707

Other bonds & notes 0.57%
Other securities		99,674

Total bonds, notes & other debt instruments (cost: $4,354,101,000)		4,389,982

Short-term securities 9.63%
Chariot Funding, LLC 0.22% due 4/23/2015[4]	15,000	14,991
Chevron Corp. 0.10%–0.14% due 1/21/2015–4/10/2015[4]	96,400	96,387
Coca-Cola Co. 0.17% due 4/23/2015[4]	40,000	39,981
Fannie Mae 0.07%–0.11% due 1/5/2015–5/18/2015	311,100	311,051
Federal Home Loan Bank 0.06%–0.16% due 1/22/2015–7/31/2015	524,700	524,591
Freddie Mac 0.07%–0.18% due 2/4/2015–11/3/2015	293,600	293,514
Other securities		410,968

Total short-term securities (cost: $1,691,354,000)		1,691,483
Total investment securities 102.16% (cost: $14,390,845,000)		17,941,405
Other assets less liabilities (2.16)%		(378,537)

Net assets 100.00%		$17,562,868

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $394,040,000, which represented 2.24% of the net assets of the fund. This amount includes $364,386,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Some securities in “Other securities” (with an aggregate value of $5,692,000, an aggregate cost of $27,620,000, and which represented .03% of the net assets of the fund) were acquired from 3/10/2010 to 3/15/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $59,567,000, which represented ..34% of the net assets of the fund.

84	American Funds Insurance Series

Asset Allocation Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $411,714,000 over the prior seven-month period.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized (depreciation) appreciation at 12/31/2014 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.7885%	9/29/2016	$118,000	$(35)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.485	7/17/2018	200,000	(220)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.929	9/29/2019	80,000	778
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6365	10/16/2019	124,000	(513)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.652	9/29/2024	26,000	(902)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.402	6/23/2044	45,000	(6,755)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.945	10/16/2044	28,000	(1,480)
						$(9,127)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $10,940,000, which represented .06% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $839,403,000, which represented 4.78% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	A portion or all of the security purchased on a TBA basis.
[7]	Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts

TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series	85

Global Balanced Fund

Summary investment portfolio December 31, 2014

Common stocks 60.73%	Shares	Value (000)
Industrials 10.43%
Cummins Inc.	19,200	$2,768
General Electric Co.	93,700	2,368
KONE Oyj, Class B1	49,600	2,253
Boeing Co.	17,000	2,210
BAE Systems PLC[1]	284,400	2,076
Robert Half International Inc.	30,000	1,751
Schneider Electric SE1	20,000	1,453
Rolls-Royce Holdings PLC[1,2]	105,045	1,415
Other securities		6,222
		22,516

Financials 9.76%
Link Real Estate Investment Trust[1]	429,509	2,681
Banco Santander, SA1,2	306,406	2,562
ORIX Corp.[1]	182,000	2,275
AIA Group Ltd.[1]	380,000	2,092
JPMorgan Chase & Co.	32,700	2,046
Bankia, SA1,2	1,179,000	1,748
Deutsche Bank AG1	51,750	1,564
Wells Fargo & Co.	24,000	1,316
Sumitomo Mitsui Financial Group, Inc.[1]	13,500	488
Other securities		4,280
		21,052

Consumer staples 8.45%
Nestlé SA1	40,240	2,950
Pernod Ricard SA1	22,220	2,464
Lorillard, Inc.	33,900	2,134
British American Tobacco PLC[1]	35,950	1,953
Altria Group, Inc.	31,000	1,527
SABMiller PLC[1]	28,500	1,475
Costco Wholesale Corp.	10,170	1,441
Other securities		4,281
		18,225

Information technology 8.14%
ASML Holding NV1	47,969	5,139
Microsoft Corp.	103,000	4,784
Murata Manufacturing Co., Ltd.[1]	12,600	1,376
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	300,000	1,324
Other securities		4,950
		17,573

Health care 6.43%
Merck & Co., Inc.	79,120	4,493
Novartis AG1	27,860	2,562
Humana Inc.	12,780	1,836
Other securities		4,976
		13,867

Consumer discretionary 6.38%
Comcast Corp., Class A	49,930	2,897
Home Depot, Inc.	21,030	2,208
SES SA, Class A (FDR)[1]	53,700	1,926
HUGO BOSS AG1	12,600	1,547
Tiffany & Co.	12,600	1,346
Other securities		3,839
		13,763

86	American Funds Insurance Series

Global Balanced Fund

Common stocks	Shares	Value (000)
Energy 3.39%
Royal Dutch Shell PLC, Class B1	71,220	$2,447
Chevron Corp.	13,030	1,462
ConocoPhillips	18,906	1,305
Other securities		2,092
		7,306
Materials 3.19%
MeadWestvaco Corp.	34,000	1,509
Dow Chemical Co.	33,000	1,505
Other securities		3,876
		6,890
Telecommunication services 1.41%
Other securities		3,051

Utilities 1.12%
EDP - Energias de Portugal, SA1	625,000	2,417

Miscellaneous 2.03%
Other common stocks in initial period of acquisition		4,379

Total common stocks (cost: $110,011,000)		131,039

Preferred securities 0.08%
Financials 0.08%
Other securities		166

Total preferred securities (cost: $150,000)		166

Convertible bonds 0.41%	Principal amount (000)
Consumer staples 0.41%
Other securities			873

Total convertible bonds (cost: $1,198,000)			873

Bonds, notes & other debt instruments 30.38%
Bonds & notes of governments & government agencies outside the U.S. 13.58%
German Government 2.00%–4.25% 2016–2044		€1,815	2,543
Spanish Government 4.00% 2018[3]		$500	527
Spanish Government 2.75%–5.40% 2023–2024		€1,160	1,715
United Kingdom 1.25%–5.00% 2015–2046		£2,480	4,308
United Mexican States Government Global 3.60% 2025		$200	200
United Mexican States Government 2.00%–10.00% 2015–2040[4]	MXN	39,899	3,063
Other securities			16,943
			29,299

U.S. Treasury bonds & notes 6.96%
U.S. Treasury 5.20%
U.S. Treasury 1.625% 2019		$1,925	1,930
U.S. Treasury 0.63%–4.38% 2015–2044		9,128	9,279
			11,209

American Funds Insurance Series	87

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 1.76%
U.S. Treasury Inflation-Protected Security 0.13%–2.38% 2017–2044[4]	$3,728	$3,800

Total U.S. Treasury bonds & notes		15,009

Corporate bonds & notes 6.79%
Financials 1.96%
JPMorgan Chase & Co. 3.25% 2022	28	28
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated)[5]	135	143
Other securities		4,047
		4,218

Health care 0.83%
Novartis Capital Corp. 2.90%–3.40% 2015–2024	150	154
Novartis Securities Investment Ltd. 5.125% 2019	25	28
Other securities		1,615
		1,797

Consumer staples 0.60%
Pernod Ricard SA 4.45% 2022[3]	150	161
Other securities		1,125
		1,286

Industrials 0.45%
Boeing Company 0.95% 2018	45	44
General Electric Capital Corp. 2.30%–3.15% 2017–2023	315	321
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[5]	100	117
Other securities		490
		972

Consumer discretionary 0.40%
Comcast Corp. 4.65% 2042	75	82
Other securities		786
		868

Other 2.55%
Other securities		5,506

Total corporate bonds & notes		14,647

Mortgage-backed obligations 3.05%
Federal agency mortgage-backed obligations 2.93%
Fannie Mae 3.50% 2045[6,7]	1,625	1,689
Fannie Mae 4.00% 2045[6,7]	1,825	1,942
Fannie Mae 2.50%–5.00% 2028–2045[6,7]	2,515	2,688
		6,319

88	American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Commercial mortgage-backed securities 0.12%
Other securities		$262

Total mortgage-backed obligations		6,581
Total bonds, notes & other debt instruments (cost: $66,396,000)		65,536

Short-term securities 10.52%
Federal Home Loan Bank 0.10% due 2/20/2015	$6,500	6,500
Freddie Mac 0.05% due 1/9/2015	5,900	5,900
General Electric Co. 0.10% due 1/2/2015	3,300	3,300
Sumitomo Mitsui Banking Corp. 0.12% due 1/13/2015[3]	3,000	3,000
Victory Receivables Corp. 0.16% due 1/5/2015[3]	4,000	4,000

Total short-term securities (cost: $22,699,000)		22,700
Total investment securities 102.12% (cost: $200,454,000)		220,314
Other assets less liabilities (2.12)%		(4,565)

Net assets 100.00%		$215,749

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $8,176,000 over the prior 12-month period.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Purchases:
Euros	2/12/2015	HSBC Bank	€349	$434	$(12)
Japanese yen	1/13/2015	HSBC Bank	¥86,626	$727	(3)
Japanese yen	1/15/2015	HSBC Bank	¥147,249	$1,233	(3)
Japanese yen	1/22/2015	UBS AG	¥58,364	$496	(9)
Japanese yen	1/27/2015	UBS AG	¥34,916	$300	(9)
Japanese yen	1/28/2015	UBS AG	¥21,209	$180	(3)
					$(39)
Sales:
British pounds	1/9/2015	Bank of America, N.A.	$273	£175	— [8]
British pounds	1/12/2015	Bank of America, N.A.	$313	£200	2
British pounds	1/15/2015	HSBC Bank	$817	£520	6
British pounds	1/23/2015	Barclays Bank PLC	€255	£200	(3)
Colombian pesos	1/13/2015	Citibank	$52	COP122,625	— [8]
Colombian pesos	1/23/2015	JPMorgan Chase	$189	COP464,100	(6)
Euros	1/27/2015	UBS AG	¥43,702	€300	2
Euros	1/29/2015	Bank of America, N.A.	¥58,619	€400	5
Indonesian rupiah	1/8/2015	JPMorgan Chase	$122	IDR1,506,300	1
Japanese yen	1/8/2015	JPMorgan Chase	$1,579	¥189,000	1
Mexican pesos	1/28/2015	Citibank	$225	MXN3,275	3

American Funds Insurance Series	89

Global Balanced Fund

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Mexican pesos	1/29/2015	Bank of America, N.A.	$143	MXN2,100	$— [8]
Norwegian kroner	1/9/2015	HSBC Bank	$139	NKr1,000	5
Norwegian kroner	1/14/2015	HSBC Bank	€87	NKr750	4
Norwegian kroner	1/14/2015	Bank of America, N.A.	€124	NKr1,100	3
Norwegian kroner	1/15/2015	HSBC Bank	$247	NKr1,800	5
Norwegian kroner	1/22/2015	HSBC Bank	€194	NKr1,800	(7)
Norwegian kroner	1/23/2015	UBS AG	€199	NKr1,800	— [8]
Polish zloty	1/22/2015	JPMorgan Chase	$459	PLN1,550	22
Polish zloty	1/27/2015	JPMorgan Chase	€556	PLN2,350	11
Russian rubles	1/14/2015	Citibank	$13	RUB750	1
Russian rubles	1/16/2015	JPMorgan Chase	$232	RUB12,625	26
South African rand	1/23/2015	UBS AG	$42	ZAR500	(1)
South African rand	1/28/2015	HSBC Bank	$184	ZAR2,150	(1)
Swedish kronor	1/12/2015	Bank of America, N.A.	$79	SKr600	2
Swedish kronor	1/14/2015	Citibank	$795	SKr5,900	38
					$119
Forward currency contracts — net					$80

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $69,790,000, which represented 32.35% of the net assets of the fund. This amount includes $69,262,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $10,322,000, which represented 4.78% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	A portion or all of the security purchased on a TBA basis.
[8]	Amount less than one thousand.

Key to abbreviations and symbols

FDR = Fiduciary Depositary Receipts

TBA = To be announced

COP = Colombian pesos

€ = Euros

£ = British pounds

IDR = Indonesian rupiah

¥ = Japanese yen

MXN = Mexican pesos

NKr = Norwegian kroner

PLN = Polish zloty

RUB = Russian rubles

SKr = Swedish kronor

ZAR = South African rand

See Notes to Financial Statements

90	American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 95.74%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 37.80%
U.S. Treasury 30.56%
U.S. Treasury 7.50% 2016	$35,000	$39,468
U.S. Treasury 0.75% 2017[1]	109,229	108,819
U.S. Treasury 8.75% 2017	50,000	59,313
U.S. Treasury 1.25% 2018	218,100	216,702
U.S. Treasury 1.375% 2018	108,000	108,110
U.S. Treasury 1.50% 2018	86,875	87,289
U.S. Treasury 1.50% 2019	185,000	183,822
U.S. Treasury 1.50% 2019	178,755	177,602
U.S. Treasury 1.50% 2019	43,000	43,024
U.S. Treasury 1.625% 2019	310,000	310,825
U.S. Treasury 1.625% 2019	152,750	152,910
U.S. Treasury 1.625% 2019	152,625	152,875
U.S. Treasury 1.75% 2019	155,320	156,205
U.S. Treasury 1.125% 2020	67,300	65,381
U.S. Treasury 1.25% 2020	44,425	43,488
U.S. Treasury 1.375% 2020	68,250	66,979
U.S. Treasury 8.75% 2020	40,000	55,000
U.S. Treasury 2.125% 2021	55,000	55,560
U.S. Treasury 2.00% 2023	44,809	44,613
U.S. Treasury 2.25% 2024	96,985	97,682
U.S. Treasury 2.375% 2024	180,000	183,290
U.S. Treasury 2.75% 2024	40,050	42,134
U.S. Treasury 6.125% 2027	25,000	35,598
U.S. Treasury 3.625% 2043	75,400	88,713
U.S. Treasury 3.00% 2044	88,679	93,189
U.S. Treasury 0.63%–7.63% 2016–2044[1]	244,420	256,374
		2,924,965

U.S. Treasury inflation-protected securities 7.24%
U.S. Treasury Inflation-Protected Security 0.50% 2015[2]	41,286	40,750
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	150,739	149,387
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	74,152	71,752
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	189,641	191,355
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	172,855	197,385
U.S. Treasury Inflation-Protected Security 0.13%–2.39% 2015–2026[2]	41,454	42,011
		692,640

Total U.S. Treasury bonds & notes		3,617,605

Corporate bonds & notes 29.87%
Financials 7.40%
Other securities		707,917

Consumer staples 2.90%
Coca-Cola Co. 1.50%–3.15% 2015–2020	14,395	14,771
Other securities		262,865
		277,636

Industrials 1.88%
Volvo Treasury AB 5.95% 2015[3]	34,000	34,398
Other securities		145,325
		179,723

Other 17.69%
Other securities		1,693,862

Total corporate bonds & notes		2,859,138

American Funds Insurance Series	91

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations 21.46%
Federal agency mortgage-backed obligations 17.61%
Fannie Mae 3.50% 2045[4,5]	$135,000	$140,670
Fannie Mae 3.50% 2045[4,5]	75,000	77,945
Fannie Mae 4.00% 2045[4,5]	215,000	228,814
Fannie Mae 4.50% 2045[4,5]	446,334	483,618
Fannie Mae 4.50% 2045[4,5]	377,845	410,116
Fannie Mae 1.77%–9.44% 2023–2044[4,6]	113,216	123,516
Freddie Mac 0%–5.50% 2033–2044[4,6]	55,840	61,273
Government National Mortgage Assn. 4.00% 2044[4]	131,804	141,621
Government National Mortgage Assn. 4.00%–4.50% 2040–2044[4]	16,726	18,038
		1,685,611

Other 3.85%
Other securities		367,736

Total mortgage-backed obligations		2,053,347

Bonds & notes of governments & government agencies outside the U.S. 3.51%
Spanish Government 5.15% 2044	€26,750	46,332
Other securities		289,915
		336,247
Federal agency bonds & notes 1.89%
Fannie Mae 1.25%–5.38% 2016–2024	$24,990	25,428
Freddie Mac 1.25% 2019	44,500	43,623
Freddie Mac 0.50%–3.53% 2015–2023[4,6]	45,025	45,972
Other securities		65,826
		180,849
Municipals 0.90%
State of California, Various Purpose G.O. Bonds, 7.60% 2040	22,040	35,015
Other securities		51,002
		86,017

Asset-backed obligations 0.31%
Other securities		29,616

Total bonds, notes & other debt instruments (cost: $9,020,873,000)		9,162,819

Convertible bonds 0.01%
Financials 0.01%
Other securities		1,311

Total convertible bonds (cost: $1,333,000)		1,311

Preferred securities 0.03%	Shares
Financials 0.02%
Other securities		1,658

Miscellaneous 0.01%
Other preferred securities in initial period of acquisition		628

Total preferred securities (cost: $2,180,000)		2,286

92	American Funds Insurance Series

Bond Fund

Common stocks 0.00%	Shares	Value (000)
Consumer discretionary 0.00%
Other securities		$6

Total common stocks (cost: $2,376,000)		6

Short-term securities 17.20%	Principal amount (000)
Abbott Laboratories 0.09%–0.12% due 1/7/2015–3/4/2015[3]	$101,700	101,687
Chevron Corp. 0.10%–0.12% due 1/12/2015–2/24/2015[3]	39,900	39,895
Coca-Cola Co. 0.13%–0.20% due 2/6/2015–5/8/2015[3]	135,000	134,943
Emerson Electric Co. 0.09%–0.10% due 1/7/2015–3/2/2015[3]	52,200	52,193
Fannie Mae 0.07%–0.12% due 1/14/2015–6/1/2015	143,800	143,776
Federal Farm Credit Banks 0.11%–0.13% due 6/11/2015–7/17/2015	42,300	42,271
Federal Home Loan Bank 0.08%–0.17% due 1/14/2015–11/4/2015	351,900	351,764
Freddie Mac 0.06%–0.15% due 1/20/2015–7/23/2015	518,000	517,872
Microsoft Corp. 0.10% due 2/2/2015[3]	62,900	62,896
Private Export Funding Corp. 0.15% due 1/7/2015[3]	44,800	44,799
U.S. Treasury Bills 0.13% due 6/25/2015	20,500	20,493
Other securities		133,672

Total short-term securities (cost: $1,646,155,000)		1,646,261
Total investment securities 112.98% (cost: $10,672,917,000)		10,812,683
Other assets less liabilities (12.98)%		(1,242,063)

Net assets 100.00%		$9,570,620

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $430,000, which represented less than .01% of the net assets of the fund. One of these securities (with a value of $0, a cost of $2,194,000, and which represented less than .01% of the net assets of the fund) was acquired from 12/7/2011 to 12/31/2011 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of such loans was $44,343,000, which represented .46% of the net assets of the fund.

American Funds Insurance Series	93

Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $174,267,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Purchases:
Euros	1/26/2015	HSBC Bank	$11,036	€9,000	$142
Euros	1/28/2015	HSBC Bank	$34,827	€28,060	863
					$1,005
Sales:
British pounds	1/8/2015	UBS AG	$9,782	£6,240	57
Euros	1/8/2015	JPMorgan Chase	$84,403	€68,450	1,568
Euros	1/12/2015	Citibank	$9,327	€7,500	250
Euros	1/22/2015	Barclays Bank PLC	$6,145	€5,000	93
Euros	1/29/2015	UBS AG	$8,653	€7,100	59
Euros	1/29/2015	UBS AG	$8,644	€7,100	50
Euros	2/6/2015	JPMorgan Chase	$6,160	€4,906	221
Mexican pesos	2/23/2015	HSBC Bank	$21,122	MXN289,600	1,559
					$3,857
Forward currency contracts — net					$4,862

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $1,019,242,000 over the prior 12-month period.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2014 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.799%	12/17/2016	$7,500	$11
Pay	LCH.Clearnet	3-month USD-LIBOR	0.8	12/19/2016	10,000	14
Pay	LCH.Clearnet	3-month USD-LIBOR	1.132	8/26/2017	479	— [7]
Pay	LCH.Clearnet	3-month USD-LIBOR	1.138	8/27/2017	1,000	1
Pay	LCH.Clearnet	3-month USD-LIBOR	1.1625	9/2/2017	155,000	35
Pay	LCH.Clearnet	3-month USD-LIBOR	1.0545	10/16/2017	1,000	4
Pay	LCH.Clearnet	3-month USD-LIBOR	1.1375	11/6/2017	440,000	1,210
Receive	LCH.Clearnet	3-month USD-LIBOR	1.0635	12/3/2017	15,000	(86)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.2125	12/16/2017	250,000	458
Pay	LCH.Clearnet	3-month USD-LIBOR	1.607	8/1/2018	50,000	(249)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.39925	12/30/2018	180,000	457
Receive	LCH.Clearnet	3-month USD-LIBOR	2.33	12/31/2018	169,400	205
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8065	7/29/2019	240,000	1,305
Receive	LCH.Clearnet	3-month USD-LIBOR	1.959	9/26/2019	500	6
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7285	10/10/2019	5,200	2
Pay	LCH.Clearnet	3-month USD-LIBOR	1.584	10/22/2019	2,100	14
Receive	LCH.Clearnet	3-month USD-LIBOR	1.619	10/24/2019	80,000	(411)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.669	10/28/2019	185,000	(534)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.66	10/29/2019	700	2
Pay	LCH.Clearnet	3-month USD-LIBOR	1.7135	10/31/2019	425	— [7]
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	11/14/2019	253,460	393
Receive	LCH.Clearnet	3-month USD-LIBOR	1.77	11/14/2019	236,540	338
Pay	LCH.Clearnet	3-month USD-LIBOR	1.789	11/14/2019	660	(1)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8095	12/9/2019	73,000	204
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7375	12/19/2019	4,000	(4)

94	American Funds Insurance Series

Bond Fund

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2014 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.9455%	10/20/2021	$800	$4
Pay	LCH.Clearnet	3-month USD-LIBOR	2.0505	10/28/2021	700	(1)
Pay	LCH.Clearnet	6-month EURIBOR	0.544	12/31/2021	40,000	(62)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.0525	1/5/2022	2,550	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.805	3/21/2024	11,000	(540)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.609	5/29/2024	275	(9)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.701	6/9/2024	95,000	(3,782)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6145	7/22/2024	800	(26)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.608	7/24/2024	150,000	(4,707)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.66	9/15/2024	2,750	(98)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6815	9/24/2024	1,600	(60)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6915	9/26/2024	1,100	(42)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.54	10/3/2024	400	(10)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.58	10/6/2024	600	(17)
Pay	LCH.Clearnet	6-month EURIBOR	0.9852	10/17/2024	25,000	(569)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.342	10/21/2024	290	(2)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.326	10/22/2024	800	(4)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.372	10/24/2024	1,150	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.526	11/10/2024	50,050	(1,151)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.438	11/19/2024	3,250	(49)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4585	11/24/2024	23,000	(385)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4295	11/25/2024	800	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.426	12/5/2024	5,500	(75)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.353	12/8/2024	700	(5)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.3555	12/8/2024	1,500	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.429	12/9/2024	3,750	(52)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.2845	12/12/2024	330	— [7]
Pay	LCH.Clearnet	3-month USD-LIBOR	3.008	12/30/2024	80,000	(505)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.9125	12/31/2024	76,000	(172)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.2945	1/5/2025	6,100	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.86625	1/6/2025	94,000	—
Pay	LCH.Clearnet	6-month EURIBOR	1.4385	11/6/2029	17,200	(910)
Receive	LCH.Clearnet	3-month USD-LIBOR	3.0865	8/18/2034	5,500	416
Receive	LCH.Clearnet	3-month USD-LIBOR	2.951	9/2/2034	450	24
Receive	LCH.Clearnet	3-month USD-LIBOR	2.913	11/24/2034	14,000	668
Pay	LCH.Clearnet	3-month USD-LIBOR	3.273	7/28/2044	450	(55)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.304	8/4/2044	340	(44)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.245	8/8/2044	600	(70)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2165	8/13/2044	600	(66)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2515	9/12/2044	700	(83)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.355	9/18/2044	500	(70)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.132	10/8/2044	200	(19)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.046	10/10/2044	1,300	(97)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.975	10/24/2044	5,000	(297)
Pay	LCH.Clearnet	6-month EURIBOR	1.6397	10/31/2044	21,800	(1,239)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.0745	11/10/2044	250	(20)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.086	11/10/2044	525	(44)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.061	11/12/2044	200	(15)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.0515	11/14/2044	1,000	(76)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.0205	11/24/2044	3,500	(242)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.9255	11/28/2044	50,000	2,444
Pay	LCH.Clearnet	3-month USD-LIBOR	2.899	12/2/2044	2,400	(103)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.925	12/3/2044	1,980	(96)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.933	12/8/2044	30,000	1,510
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6695	12/19/2044	200	1
						$(7,461)

American Funds Insurance Series	95

Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $133,853,000, which represented 1.40% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,331,157,000, which represented 13.91% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	A portion or all of the security purchased on a TBA basis.
[6]	Coupon rate may change periodically.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

G.O. = General Obligation

TBA = To be announced

€ = Euros

£ = British pounds

MXN = Mexican pesos

See Notes to Financial Statements

96	American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 97.08%	Principal amount (000)		Value (000)
Euros 22.61%
Belgium (Kingdom of) 1.25%–3.75% 2018–2045		€20,625	$28,768
German Government 3.00% 2020		9,300	13,079
German Government 1.50%–6.25% 2024–2044		9,230	15,143
Hungarian Government 5.75% 2018		9,385	12,953
Hungarian Government 3.88%–6.00% 2019–2020		7,550	10,597
Irish Government 4.50% 2020		15,595	22,748
Irish Government 3.90% 2023		32,790	48,437
Irish Government 3.40% 2024		24,155	34,653
Irish Government 2.40%–5.00% 2020–2030		3,800	5,393
Italian Government 2.15% 2021		13,960	17,723
Portuguese Government 3.85% 2021		8,640	11,618
Portuguese Government 5.65% 2024		35,165	52,797
Slovenia (Republic of) 4.13%–4.62% 2019–2024		14,120	20,048
Spanish Government 1.40% 2020		16,420	20,383
Spanish Government 5.85% 2022		21,085	33,643
Spanish Government 5.40% 2023		11,025	17,460
Spanish Government 2.75% 2024		19,320	25,796
Spanish Government 5.15% 2028		8,700	14,118
Spanish Government 5.15% 2044		17,165	29,731
Other securities			149,220
			584,308

British pounds 5.26%
United Kingdom 2.00% 2020		£18,816	30,366
United Kingdom 3.75% 2020		8,583	15,174
United Kingdom 2.25% 2023		15,620	25,517
United Kingdom 3.25% 2044		8,895	16,002
United Kingdom 1.00%–4.75% 2015–2040		25,005	44,391
Other securities			4,372
			135,822

Mexican pesos 3.16%
United Mexican States Government, Series M20, 10.00% 2024	MXN	247,500	22,014
United Mexican States Government 2.00%–10.00% 2015–2042[1]		785,677	59,505
			81,519

Japanese yen 2.53%
Japanese Government, Series 116, 2.20% 2030		¥1,970,000	20,011
Japanese Government, Series 145, 1.70% 2033		1,580,000	14,856
Japanese Government 0.10%–2.00% 2016–2042		3,416,250	30,579
			65,446

Indian rupees 1.83%
India (Republic of) 7.28% 2019	INR	1,727,000	26,839
India (Republic of) 8.83% 2023		1,230,000	20,524
			47,363

Polish zloty 1.78%
Polish Government 4.00%–5.75% 2017–2023	PLN	139,392	45,973

Hungarian forints 1.57%
Hungarian Government, Series 20A, 7.50% 2020	HUF	6,694,000	31,329
Hungarian Government 5.50%–7.00% 2019–2025		2,037,020	9,302
			40,631

Norwegian kroner 1.41%
Norwegian Government 3.75% 2021	NKr	145,225	22,503
Norwegian Government 3.00%–4.50% 2017–2024		92,110	13,995
			36,498

American Funds Insurance Series	97

Global Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Colombian pesos 1.14%
Colombia (Republic of), Series B, 10.00% 2024	COP	27,232,100	$13,689
Colombia (Republic of) 5.00%–6.00% 2018–2028		40,699,700	15,697
Colombia (Republic of) Global 9.85% 2027		130,000	69
			29,455

U.S. dollars 52.88%
Fannie Mae 3.50% 2045[2,3]		$32,675	34,047
Fannie Mae 4.00% 2045[2,3]		16,050	17,081
Fannie Mae 4.50% 2045[2,3]		27,348	29,632
Fannie Mae 4.50% 2045[2,3]		16,312	17,705
Fannie Mae 2.18%–6.50% 2022–2045[2,3,4]		36,822	38,323
Hungarian Government 4.00%–7.62% 2018–2041		14,298	16,144
Slovenia (Republic of) 4.13%–5.85% 2018–2024[5]		13,700	15,255
U.S. Treasury 1.25% 2018		36,150	35,918
U.S. Treasury 1.375% 2018		15,000	15,015
U.S. Treasury 1.50% 2018		67,050	67,370
U.S. Treasury 3.50% 2018		15,275	16,366
U.S. Treasury 1.00% 2019		27,500	26,835
U.S. Treasury 1.50% 2019		13,950	13,958
U.S. Treasury 1.625% 2019		46,905	46,954
U.S. Treasury 1.625% 2019[6]		44,800	44,919
U.S. Treasury 1.625% 2019		18,550	18,630
U.S. Treasury 1.125% 2020		30,350	29,484
U.S. Treasury 1.375% 2020		39,600	38,862
U.S. Treasury 2.50% 2024		19,530	20,111
U.S. Treasury 0.38%–5.12% 2015–2043		79,775	79,613
U.S. Treasury Inflation-Protected Security 0.125% 2019[1]		45,678	45,268
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		46,202	46,619
U.S. Treasury Inflation-Protected Security 1.375% 2044[1]		14,517	16,592
U.S. Treasury Inflation-Protected Security 0.13%–2.38% 2018–2043[1]		18,552	18,395
United Mexican States Government Global 3.60%–3.63% 2022–2025		4,525	4,570
Other securities			613,000
			1,366,666

Other 2.91%
Other securities			75,018

Total bonds, notes & other debt instruments (cost: $2,546,783,000)			2,508,699

Convertible stocks 0.01%	Shares
U.S. dollars 0.01%
Other securities			357

Total convertible stocks (cost: $386,000)			357

Common stocks 0.01%
U.S. dollars 0.01%
Other securities			334

Total common stocks (cost: $998,000)			334

Short-term securities 5.89%	Principal amount (000)
Abbott Laboratories 0.09% due 2/2/2015[5]		$20,000	19,999
Coca-Cola Co. 0.14% due 1/12/2015[5]		25,000	24,999
ExxonMobil Corp. 0.14% due 3/2/2015		17,000	16,996
Federal Home Loan Bank 0.09% due 2/13/2015		30,000	29,999

98	American Funds Insurance Series

Global Bond Fund

Short-term securities	Principal amount (000)	Value (000)
John Deere Financial Ltd. 0.09% due 1/13/2015[5]	$35,000	$34,998
Toronto-Dominion Holdings USA Inc. 0.16% due 1/22/2015[5]	20,000	19,999
Other securities		5,100

Total short-term securities (cost: $152,087,000)		152,090
Total investment securities 102.99% (cost: $2,700,254,000)		2,661,480
Other assets less liabilities (2.99)%		(77,177)

Net assets 100.00%		$2,584,303

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $698,000, which represented ..03% of the net assets of the fund. One of these securities (with a value of $28,000, a cost of $52,000, and which represented less than .01% of the net assets of the fund) was acquired on 3/10/2010 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $10,039,000, which represented .39% of the net assets of the fund.

American Funds Insurance Series	99

Global Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $443,327,000 over the prior 12-month period.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Purchases:
Euros	1/15/2015	UBS AG	€10,410	$12,885	$(287)
Euros	2/12/2015	HSBC Bank	€6,879	$8,555	(228)
Japanese yen	1/7/2015	JPMorgan Chase	¥970,280	$8,215	(114)
Japanese yen	1/7/2015	Bank of New York Mellon	¥2,712,496	$22,964	(317)
Japanese yen	1/9/2015	JPMorgan Chase	¥1,078,281	$9,906	(904)
Japanese yen	1/9/2015	HSBC Bank	¥999,315	$9,250	(906)
Japanese yen	1/9/2015	Bank of New York Mellon	¥1,094,935	$10,171	(1,029)
Japanese yen	1/9/2015	Bank of New York Mellon	¥1,498,997	$13,750	(1,234)
Japanese yen	1/13/2015	HSBC Bank	¥1,905,431	$15,984	(74)
Japanese yen	1/14/2015	Citibank	¥3,622,655	$30,650	(402)
Japanese yen	1/15/2015	HSBC Bank	¥4,804,701	$40,226	(108)
Japanese yen	1/16/2015	UBS AG	¥1,070,490	$9,039	(101)
Japanese yen	1/16/2015	Citibank	¥1,854,036	$15,649	(169)
Japanese yen	1/23/2015	HSBC Bank	¥960,273	$8,191	(172)
Japanese yen	1/28/2015	Barclays Bank PLC	¥1,163,558	$9,905	(188)
					$(6,233)

Sales:
Australian dollars	3/3/2015	Citibank	$5,534	A$6,540	218
Brazilian reais	1/12/2015	Citibank	$4,938	BRL13,000	62
British pounds	1/12/2015	Bank of America, N.A.	$8,614	£5,500	43
British pounds	1/23/2015	Barclays Bank PLC	€7,019	£5,500	(75)
British pounds	2/11/2015	Bank of America, N.A.	$4,075	£2,600	24
British pounds	2/12/2015	HSBC Bank	$8,994	£5,690	128
British pounds	3/4/2015	UBS AG	€6,128	£4,860	(151)
Canadian dollars	2/23/2015	UBS AG	$4,521	C$5,120	119
Colombian pesos	1/8/2015	JPMorgan Chase	$2,873	COP6,629,670	84
Colombian pesos	1/13/2015	Citibank	$1,560	COP3,672,875	15
Colombian pesos	1/16/2015	Barclays Bank PLC	$7,422	COP17,936,000	(123)
Colombian pesos	1/23/2015	JPMorgan Chase	$7,521	COP18,487,000	(254)
Euros	1/7/2015	Barclays Bank PLC	$10,943	€8,620	512
Euros	1/7/2015	UBS AG	$5,903	€4,850	34
Euros	1/8/2015	JPMorgan Chase	$22,781	€18,475	423
Euros	1/9/2015	Citibank	$8,193	€6,472	361
Euros	1/9/2015	Bank of America, N.A.	$8,123	€6,440	330
Euros	1/9/2015	HSBC Bank	$3,644	€2,878	161
Euros	1/9/2015	HSBC Bank	$8,857	€7,200	144
Euros	1/12/2015	UBS AG	$5,263	€4,150	240
Euros	1/15/2015	HSBC Bank	$5,955	€4,810	133
Euros	1/22/2015	Citibank	$5,299	€4,260	143
Euros	1/22/2015	JPMorgan Chase	$3,022	€2,430	81
Euros	1/29/2015	UBS AG	$13,314	€10,925	90
Euros	1/29/2015	UBS AG	$11,535	€9,475	66
Euros	3/3/2015	JPMorgan Chase	$11,648	€9,320	364
Euros	3/4/2015	HSBC Bank	$5,837	€4,710	135
Euros	3/23/2015	Citibank	£2,317	€2,950	36
Euros	3/23/2015	Bank of America, N.A.	$3,122	€2,550	34
Euros	3/27/2015	UBS AG	$22,209	€18,200	169
Hungarian forints	1/12/2015	Bank of America, N.A.	$2,619	HUF648,000	142
Hungarian forints	1/15/2015	UBS AG	€6,647	HUF2,043,400	237
Hungarian forints	1/29/2015	Citibank	€19,908	HUF6,170,000	533
Hungarian forints	2/19/2015	HSBC Bank	€2,421	HUF742,740	96
Indonesian rupiah	1/8/2015	JPMorgan Chase	$3,886	IDR47,992,000	17

100	American Funds Insurance Series

Global Bond Fund

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Mexican pesos	1/28/2015	Citibank	$6,965	MXN101,575	$93
Mexican pesos	1/29/2015	Bank of America, N.A.	$6,365	MXN93,800	19
Mexican pesos	2/23/2015	HSBC Bank	$17,891	MXN245,300	1,321
Mexican pesos	3/10/2015	Bank of America, N.A.	$2,701	MXN39,260	52
Mexican pesos	3/11/2015	Citibank	$5,583	MXN80,730	135
Norwegian kroner	1/9/2015	HSBC Bank	$6,784	NKr48,700	252
Norwegian kroner	1/15/2015	HSBC Bank	$7,821	NKr57,100	163
Norwegian kroner	1/22/2015	HSBC Bank	€6,211	NKr57,700	(220)
Norwegian kroner	1/23/2015	UBS AG	€6,479	NKr58,600	(15)
Russian rubles	1/14/2015	Citibank	$342	RUB19,300	26
Russian rubles	1/16/2015	JPMorgan Chase	$5,403	RUB294,100	608
South African rand	1/23/2015	UBS AG	$4,186	ZAR49,500	(77)
Swedish kronor	1/7/2015	UBS AG	€969	SKr8,917	28
Swedish kronor	1/27/2015	JPMorgan Chase	€909	SKr8,430	19
Swedish kronor	3/17/2015	Citibank	$5,013	SKr38,340	93
					$7,068
Forward currency contracts — net					$835

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $80,433,000 over the prior six-month period.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2014 (000)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8065%	7/29/2019	$50,000	$272
Pay	LCH.Clearnet	6-month EURIBOR	1.4385	11/6/2029	2,800	(149)
Pay	LCH.Clearnet	6-month EURIBOR	1.4217	11/24/2029	6,000	(298)
						$(175)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	A portion or all of the security purchased on a TBA basis.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $284,687,000, which represented 11.02% of the net assets of the fund.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,587,000, which represented .18% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series	101

High-Income Bond Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 89.08%	Principal amount (000)	Value (000)
Corporate bonds & notes 86.38%
Telecommunication services 15.03%
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	$1,250	$1,506
Digicel Group Ltd. 8.25% 2020[1]	17,300	16,867
Digicel Group Ltd. 6.00%–7.13% 2021–2022[1]	8,900	8,328
Frontier Communications Corp. 6.25%–9.25% 2018–2025	24,725	27,131
Intelsat Jackson Holding Co. 7.25% 2020	1,100	1,165
Intelsat Jackson Holding Co. 6.625% 2022	22,350	23,076
Intelsat Luxembourg Holding Co. 6.75% 2018	1,470	1,507
MetroPCS Wireless, Inc. 6.25% 2021	16,950	17,412
MetroPCS Wireless, Inc. 6.625% 2023	19,150	19,705
NII Capital Corp. 7.63%–11.38% 2016–2021[1,2]	62,635	25,837
Numericable Group SA, First Lien, 4.875% 2019[1]	18,800	18,706
Numericable Group SA 6.00%–6.25% 2022–2024[1]	9,350	9,414
Sprint Nextel Corp. 7.00% 2020	28,050	28,190
Sprint Nextel Corp. 7.25% 2021	9,900	9,863
Sprint Nextel Corp. 7.88%–11.50% 2021–2023	7,000	8,011
T-Mobile US, Inc. 6.375% 2025	9,400	9,574
T-Mobile US, Inc. 6.54%–6.73% 2020–2022	9,879	10,228
Trilogy International Partners, LLC 10.25% 2016[1]	12,675	12,723
Wind Acquisition SA 4.75% 2020[1]	7,575	7,102
Wind Acquisition SA 7.375% 2021[1]	18,000	17,033
Other securities		21,491
		294,869

Health care 14.64%
DJO Finance LLC 7.75% 2018	12,070	11,768
DJO Finance LLC 8.75%–9.88% 2017–2018	12,295	12,474
HCA Inc. 3.75% 2019	16,135	16,196
HCA Inc. 5.00%–6.50% 2020–2024	7,730	8,318
inVentiv Health Inc, Term Loan B4, 7.75% 2018[3,4,5]	7,585	7,561
inVentiv Health Inc. 9.00% 2018[1]	10,775	11,044
inVentiv Health Inc. 11.00% 2018[1]	12,092	10,568
inVentiv Health Inc. 12.00% 2018[1,3,6]	17,376	16,420
Kinetic Concepts, Inc. 10.50% 2018	22,795	24,847
Kinetic Concepts, Inc. 12.50% 2019	15,330	17,016
Multiplan Inc., Term Loan B, 3.75% 2021[3,4,5]	13,777	13,424
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[3,4,5]	10,599	10,447
VPI Escrow Corp. 6.75% 2018[1]	14,755	15,733
VPI Escrow Corp. 6.38%–7.50% 2020–2021[1]	9,370	9,844
VWR Funding, Inc. 7.25% 2017	10,770	11,295
Other securities		90,428
		287,383

Industrials 12.76%
Altegrity, Inc. 9.50% 2019[1]	12,225	11,644
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	25,580	21,231
Builders Firstsource 7.625% 2021[1]	10,600	10,891
CEVA Group PLC 4.00%–9.00% 2018–2021[1]	9,900	8,928
CEVA Group PLC, LOC, 6.50% 2021[3,4,5]	2,140	2,011
CEVA Group PLC, Term Loan 6.50% 2021[3,4,5]	5,716	5,372
Euramax International, Inc. 9.50% 2016	10,390	9,715
Ply Gem Industries, Inc. 6.50% 2022	16,450	15,525
Ply Gem Industries, Inc. 6.50% 2022[1]	4,800	4,488
Other securities		160,596
		250,401

102	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Consumer discretionary 12.52%
Boyd Gaming Corp. 9.125% 2018	$9,190	$9,466
Boyd Gaming Corp. 9.00% 2020	11,000	11,316
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	13,400	13,936
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	12,625	12,846
DISH DBS Corp. 4.25% 2018	18,675	19,119
DISH DBS Corp. 5.13%–7.88% 2019–2020	6,950	7,108
Warner Music Group 5.625% 2022[1]	12,500	12,156
Warner Music Group 6.75%–13.75% 2019–2022[1]	8,725	8,277
Other securities		151,521
		245,745

Energy 9.50%
NGPL PipeCo LLC 7.119% 2017[1]	6,715	6,631
NGPL PipeCo LLC 9.625% 2019[1]	16,825	16,951
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[3,4,5]	1,786	1,728
Peabody Energy Corp. 6.00% 2018	21,470	19,591
Peabody Energy Corp. 6.25%–7.38% 2016–2021	6,670	5,806
Other securities		135,732
		186,439

Materials 8.37%
ArcelorMittal 7.25% 2041[3]	9,960	10,109
First Quantum Minerals Ltd. 6.75% 2020[1]	16,543	15,054
First Quantum Minerals Ltd. 7.00% 2021[1]	17,343	15,695
First Quantum Minerals Ltd. 7.25% 2022[1]	1,275	1,151
FMG Resources 6.00% 2017[1]	25,865	24,814
FMG Resources 6.88%–8.25% 2018–2019[1,4]	5,966	5,431
JMC Steel Group Inc. 8.25% 2018[1]	17,250	16,452
Reynolds Group Inc. 5.75% 2020	29,965	30,864
Reynolds Group Inc. 7.13%–9.88% 2019	5,915	6,275
Other securities		38,338
		164,183

Information technology 7.57%
Alcatel-Lucent USA Inc. 4.625% 2017[1]	9,650	9,795
Alcatel-Lucent USA Inc. 6.75% 2020[1]	5,880	6,236
Alcatel-Lucent USA Inc. 8.875% 2020[1]	10,090	11,023
First Data Corp. 11.75% 2021	17,195	19,817
First Data Corp. 12.625% 2021	10,804	12,857
First Data Corp. 8.25%–8.75% 2021–2022[1,3,6]	6,058	6,517
Freescale Semiconductor, Inc. 5.00% 2021[1]	9,000	9,045
Freescale Semiconductor, Inc. 6.00% 2022[1]	14,575	15,267
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[3,4,5]	5,433	5,311
NXP BV and NXP Funding LLC 3.75% 2018[1]	9,900	9,950
SRA International, Inc. 11.00% 2019	7,835	8,364
SRA International, Inc., Term Loan B, 6.50% 2018[3,4,5]	16,913	16,934
Other securities		17,484
		148,600

Financials 4.72%
CIT Group Inc. 3.875% 2019	13,340	13,340
CIT Group Inc. 4.25%–5.50% 2017–2019[1]	11,875	12,383
iStar Financial Inc. 4.00%–9.00% 2017–2019	22,180	21,950
Realogy Corp. 4.50% 2019[1]	9,950	9,900
Other securities		35,062
		92,635

Other 1.27%
Other securities		24,848

Total corporate bonds & notes		1,695,103

American Funds Insurance Series	103

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Other bonds & notes 2.70%
Other securities		$53,008

Total bonds, notes & other debt instruments (cost: $1,826,064,000)		1,748,111

Convertible bonds 0.30%
Other 0.30%
Other securities		5,888

Total convertible bonds (cost: $7,127,000)		5,888

Convertible stocks 1.02%	Shares
Industrials 0.33%
CEVA Group PLC, Series A-1, 3.253% convertible preferred[7]	4,788	4,788
CEVA Group PLC, Series A-2, 2.253% convertible preferred[7,8]	2,211	1,714
		6,502

Other 0.69%
Other securities		13,440

Total convertible stocks (cost: $19,628,000)		19,942

Preferred securities 0.04%
Financials 0.04%
Other securities		798

Total preferred securities (cost: $751,000)		798

Common stocks 0.80%
Industrials 0.22%
CEVA Group PLC[1,7,9]	5,622	4,357
Other securities		13
		4,370

Other 0.58%
Other securities		11,437

Total common stocks (cost: $25,260,000)		15,807

Short-term securities 5.26%	Principal amount (000)
Abbott Laboratories 0.11% due 2/26/2015[1]	$35,000	34,994
Chevron Corp. 0.12% due 3/11/2015[1]	34,700	34,689
General Electric Co. 0.10% due 1/2/2015	26,000	26,000
Other securities		7,499

Total short-term securities (cost: $103,183,000)		103,182
Total investment securities 96.50% (cost: $1,982,013,000)		1,893,728
Other assets less liabilities 3.50%		68,748

Net assets 100.00%		$1,962,476

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

104	American Funds Insurance Series

High-Income Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $8,536,000 over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	1/12/2015	Bank of New York Mellon	$6,840	€5,500	$184
Euros	1/23/2015	UBS AG	$1,088	€875	29
South African rand	1/16/2015	HSBC Bank	$720	ZAR8,100	21
					$234

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $797,716,000, which represented 40.65% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Coupon rate may change periodically.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $137,417,000, which represented .07% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $24,973,000, which represented 1.27% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[9]	Security did not produce income during the last 12 months.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	dates	(000)	(000)	assets
CEVA Group PLC, Series A-2, 2.253% convertible preferred	3/10/2010–1/23/2012	$2,214	$1,714	.09%
Other private placement securities	9/17/2009–7/24/2014	10,066	1,477	.08
Total private placement securities		$12,280	$3,191	.17%

Key to abbreviations and symbol

LOC = Letter of credit

€ = Euros

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	105

Mortgage Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 98.55%	Principal amount (000)	Value (000)
Mortgage-backed obligations 54.01%
Federal agency mortgage-backed obligations 44.25%
Fannie Mae 5.00% 2036[1]	$540	$586
Fannie Mae 3.50% 2045[1,2]	49,979	52,078
Fannie Mae 3.50% 2045[1,2]	5,000	5,196
Fannie Mae 4.50% 2045[1,2]	7,500	8,141
Freddie Mac 5.00% 2034[1]	3,267	3,608
Freddie Mac 3.50% 2045[1,2]	6,000	6,236
Government National Mortgage Assn. 5.50% 2040[1]	5,246	5,920
Government National Mortgage Assn. 5.00% 2041[1]	2,628	2,882
Government National Mortgage Assn. 6.50% 2041[1]	1,958	2,149
Government National Mortgage Assn. 3.50% 2043[1]	2,971	3,122
Government National Mortgage Assn. 3.50% 2043[1]	2,830	2,978
Government National Mortgage Assn. 3.50% 2043[1]	2,649	2,786
Government National Mortgage Assn. 3.50% 2043[1]	2,313	2,434
Government National Mortgage Assn. 3.50% 2043[1]	2,053	2,157
Government National Mortgage Assn. 4.00% 2044[1]	14,615	15,703
Government National Mortgage Assn. 4.00% 2044[1]	10,000	10,740
Government National Mortgage Assn. 4.00% 2044[1]	2,562	2,749
Government National Mortgage Assn. 4.25% 2044[1]	2,366	2,569
Government National Mortgage Assn. 3.50%–6.00% 2034–2044[1]	12,069	12,705
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	5,596	5,822
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	1,548	1,654
Other securities		354
		152,569

Commercial mortgage-backed securities 9.76%
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[1]	4,766	5,027
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[1]	4,699	5,029
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[1,3]	2,757	3,007
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A1A, 5.739% 2043[1,3]	1,898	2,009
Other securities		18,577
		33,649

Total mortgage-backed obligations		186,218

U.S. Treasury bonds & notes 21.56%
U.S. Treasury inflation-protected securities 11.40%
U.S. Treasury Inflation-Protected Security 1.875% 2015[4]	1,312	1,316
U.S. Treasury Inflation-Protected Security 0.125% 2016[4]	2,689	2,682
U.S. Treasury Inflation-Protected Security 2.00% 2016[4]	2,991	3,036
U.S. Treasury Inflation-Protected Security 0.125% 2019[4]	9,120	9,039
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	10,350	10,015
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	11,576	13,231
		39,319

U.S. Treasury 10.16%
U.S. Treasury 1.50% 2019	5,000	4,968
U.S. Treasury 1.50% 2019	1,500	1,491
U.S. Treasury 1.625% 2019[5]	24,000	24,064
U.S. Treasury 1.625% 2019	2,000	2,002
U.S. Treasury 1.75% 2019	2,500	2,514
		35,039

Total U.S. Treasury bonds & notes		74,358

Federal agency bonds & notes 17.17%
Fannie Mae 1.75% 2019	21,900	21,957
Federal Home Loan Bank 0.50% 2016	13,285	13,257
Federal Home Loan Bank 2.00% 2016	2,215	2,265
Freddie Mac 0.875% 2017	8,200	8,223

106	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,3]	$4,722	$4,969
Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,3]	1,250	1,316
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,210
		59,197

Asset-backed obligations 5.81%
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class B, 1.66% 2018[1]	2,000	2,011
Flagstar Home Equity Loan Trust, Series 2006-2A, Class A, FSA insured, 0.315% 2019[1,3,6]	2,882	2,803
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[1]	2,000	2,022
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94% 2016[1]	3,250	3,295
Santander Drive Auto Receivables Trust, Series 2013-5, Class B, 1.55% 2018[1]	2,285	2,293
Santander Drive Auto Receivables Trust, Series 2013-1, Class B, 1.16% 2019[1]	4,124	4,137
Other securities		3,484
		20,045

Total bonds, notes & other debt instruments (cost: $335,972,000)		339,818

Short-term securities 21.69%
ExxonMobil Corp. 0.08% due 1/22/2015	7,200	7,199
Fannie Mae 0.08%–0.10% due 3/2/2015–5/18/2015	15,100	15,096
Federal Farm Credit Banks 0.14% due 7/15/2015	5,000	4,996
Federal Home Loan Bank 0.07%–0.12% due 2/11/2015–3/13/2015	28,000	27,999
General Electric Co. 0.10% due 1/2/2015	8,400	8,400
John Deere Financial Ltd. 0.10% due 1/12/2015[6]	3,100	3,100
National Rural Utilities Cooperative Finance Corp. 0.11% due 1/16/2015	8,000	8,000

Total short-term securities (cost: $74,786,000)		74,790
Total investment securities 120.24% (cost: $410,758,000)		414,608
Other assets less liabilities (20.24)%		(69,800)

Net assets 100.00%		$344,808

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	107

Mortgage Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $99,650,000 over the prior 12-month period.

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.6425%	10/30/2016	$60,000	$182
Pay	LCH.Clearnet	3-month USD-LIBOR	1.139	11/6/2017	27,600	75
Pay	LCH.Clearnet	3-month USD-LIBOR	1.039	11/26/2017	800	5
Receive	LCH.Clearnet	3-month USD-LIBOR	1.789	6/20/2019	6,150	33
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7945	6/20/2019	3,800	22
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7905	6/20/2019	1,550	9
Receive	LCH.Clearnet	3-month USD-LIBOR	1.732	6/27/2019	8,500	24
Receive	LCH.Clearnet	3-month USD-LIBOR	1.821	7/31/2019	8,000	49
Receive	LCH.Clearnet	3-month USD-LIBOR	1.799	8/8/2019	8,000	39
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7255	8/19/2019	15,000	20
Receive	LCH.Clearnet	3-month USD-LIBOR	1.9225	9/25/2019	15,000	142
Receive	LCH.Clearnet	3-month USD-LIBOR	1.675	10/30/2019	67,500	(173)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6625	12/18/2019	3,500	(16)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.898	9/23/2023	5,000	286
Pay	LCH.Clearnet	3-month USD-LIBOR	2.421	10/30/2024	3,000	(42)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.199	12/18/2024	3,500	25
Pay	LCH.Clearnet	3-month USD-LIBOR	3.34	6/27/2044	3,500	(479)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.206	7/31/2044	2,000	(218)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.238	8/8/2044	2,000	(231)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2265	9/25/2044	3,000	(339)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.035	10/30/2044	3,000	(218)
						$(805)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	A portion or all of the security purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,638,000, which represented .77% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $9,559,000, which represented 2.77% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

108	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 91.37%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 50.26%
U.S. Treasury 38.55%
U.S. Treasury 1.50% 2016[1]	$42,150	$42,792
U.S. Treasury 0.625% 2017	26,000	25,749
U.S. Treasury 0.75% 2017	25,750	25,653
U.S. Treasury 0.875% 2017	44,400	44,459
U.S. Treasury 2.75% 2017	24,000	25,094
U.S. Treasury 1.25% 2018	32,425	32,217
U.S. Treasury 1.25% 2018	25,975	25,786
U.S. Treasury 1.375% 2018	64,000	64,065
U.S. Treasury 1.50% 2018	25,700	25,823
U.S. Treasury 1.50% 2019	43,775	43,496
U.S. Treasury 1.50% 2019	25,775	25,789
U.S. Treasury 1.50% 2019	25,330	25,273
U.S. Treasury 1.625% 2019	144,450	144,834
U.S. Treasury 1.625% 2019	140,000	140,230
U.S. Treasury 1.625% 2019	25,825	25,852
U.S. Treasury 3.625% 2019	56,500	61,638
U.S. Treasury 2.25% 2021	103,575	105,748
U.S. Treasury 1.625% 2022	46,698	45,288
U.S. Treasury 1.625% 2022	41,728	40,568
U.S. Treasury 1.75% 2022	63,000	61,935
U.S. Treasury 2.75% 2023	52,000	54,722
U.S. Treasury 1.00%–6.25% 2016–2044	246,209	252,146
		1,339,157

U.S. Treasury inflation-protected securities 11.71%
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	44,538	44,138
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	75,002	72,574
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	72,228	72,881
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	120,064	137,228
U.S. Treasury Inflation-Protected Security 0.13%–2.00% 2015–2043[2]	80,699	79,996
		406,817

Total U.S. Treasury bonds & notes		1,745,974

Mortgage-backed obligations 23.51%
Federal agency mortgage-backed obligations 23.51%
Fannie Mae 3.50% 2045[3,4]	114,850	119,674
Fannie Mae 4.50% 2045[3,4]	118,880	128,810
Fannie Mae 4.50% 2045[3,4]	73,420	79,691
Fannie Mae 0%–10.01% 2017–2045[3,4,5]	76,121	81,943
Freddie Mac 4.00% 2044[3]	36,092	38,749
Freddie Mac 4.50% 2045[3,4]	30,000	32,514
Freddie Mac 0%–6.00% 2016–2045[3,4,5]	71,794	77,075
Government National Mortgage Assn. 4.00% 2044[3]	60,673	65,109
Government National Mortgage Assn. 4.00% 2044[3]	40,419	43,412
Government National Mortgage Assn. 4.50% 2045[3,4]	24,500	26,769
Government National Mortgage Assn. 3.00%–6.50% 2026–2058[3,5]	73,127	79,611
Vendee Mortgage Trust 3.75%–4.25% 2033–2035[3]	38,158	40,344
Other securities		2,857
		816,558

Federal agency bonds & notes 17.60%
Fannie Mae 0.48%–7.13% 2015–2030[3,5]	46,220	49,395
Federal Farm Credit Banks 0.60% 2017	41,774	41,491
Federal Farm Credit Banks 0.21%–0.22% 2017[5]	13,621	13,624
Federal Home Loan Bank 0.375% 2015	34,750	34,776
Federal Home Loan Bank, Series 2816, 1.00% 2017	56,095	56,164
Federal Home Loan Bank 1.75% 2018	38,000	38,326
Federal Home Loan Bank 0.38%–5.50% 2015–2036	60,390	62,104
Freddie Mac 0.54%–3.75% 2015–2024[3,5]	94,713	96,230

American Funds Insurance Series	109

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes (continued)
Tennessee Valley Authority, Series A, 3.875% 2021	$32,975	$36,244
Tennessee Valley Authority 1.88%–5.88% 2022–2060	27,450	30,016
TVA Southaven 3.846% 2033[3]	1,692	1,799
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	22,750	23,054
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	90,640
United States Agency for International Development, Ukraine, 1.844% 2019	1,445	1,458
Other securities		36,187
		611,508

Total bonds, notes & other debt instruments (cost: $3,125,272,000)		3,174,040

Short-term securities 20.46%
Abbott Laboratories 0.11% due 1/22/2015–3/2/2015[6]	50,000	49,994
Chevron Corp. 0.12%–0.14% due 3/11/2015–4/14/2015[6]	75,000	74,968
Coca-Cola Co. 0.11%–0.18% due 2/20/2015–5/8/2015[6]	95,000	94,963
Emerson Electric Co. 0.10%–0.11% due 1/28/2015–3/4/2015[6]	55,400	55,391
ExxonMobil Corp. 0.08%–0.10% due 1/22/2015–2/10/2015	51,000	50,994
Federal Farm Credit Banks 0.10%–0.14% due 1/28/2015–7/15/2015	47,750	47,732
General Electric Co. 0.10% due 1/2/2015	27,400	27,400
Harvard University 0.11% due 1/16/2015	30,198	30,197
John Deere Capital Corp. 0.10% due 1/14/2015[6]	50,000	49,997
John Deere Financial Ltd. 0.09%–0.10% due 1/7/2015–1/14/2015[6]	36,400	36,399
Procter & Gamble Co. 0.08%–0.15% due 1/7/2015–2/9/2015[6]	69,800	69,796
Regents of the University of California 0.12% due 2/13/2015	40,000	39,995
Other securities		82,893

Total short-term securities (cost: $710,730,000)		710,719
Total investment securities 111.83% (cost: $3,836,002,000)		3,884,759
Other assets less liabilities (11.83)%		(410,946)

Net assets 100.00%		$3,473,813

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $782,986,000 over the prior 12-month period.

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.4975%	1/8/2016	$25,000	$14
Pay	LCH.Clearnet	3-month USD-LIBOR	0.796	9/24/2016	40,000	(20)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.7875	9/29/2016	56,400	(14)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.644	10/27/2016	16,000	47
Pay	LCH.Clearnet	3-month USD-LIBOR	0.6365	10/29/2016	21,250	67
Pay	LCH.Clearnet	3-month USD-LIBOR	1.32125	1/8/2018	15,000	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.314	5/20/2018	20,000	64
Pay	LCH.Clearnet	3-month USD-LIBOR	1.49	11/29/2018	25,000	53
Receive	LCH.Clearnet	3-month USD-LIBOR	1.789	6/20/2019	138,700	754

110	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7945%	6/20/2019	$86,600	$492
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7905	6/20/2019	34,700	191
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8065	7/29/2019	70,000	381
Receive	LCH.Clearnet	3-month USD-LIBOR	1.821	7/31/2019	64,000	392
Receive	LCH.Clearnet	3-month USD-LIBOR	1.799	8/8/2019	64,000	312
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	8/11/2019	133,000	476
Receive	LCH.Clearnet	3-month USD-LIBOR	1.773	8/11/2019	127,000	457
Receive	LCH.Clearnet	3-month USD-LIBOR	1.956	9/24/2019	15,000	166
Receive	LCH.Clearnet	3-month USD-LIBOR	1.9225	9/25/2019	52,000	494
Receive	LCH.Clearnet	3-month USD-LIBOR	1.925	9/29/2019	40,000	373
Receive	LCH.Clearnet	3-month USD-LIBOR	1.664	10/27/2019	20,000	(63)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.649	10/29/2019	25,000	(95)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	11/14/2019	75,004	116
Receive	LCH.Clearnet	3-month USD-LIBOR	1.77	11/14/2019	69,996	100
Receive	LCH.Clearnet	3-month USD-LIBOR	1.785	1/2/2020	48,000	47
Pay	LCH.Clearnet	3-month USD-LIBOR	2.33565	4/11/2021	35,000	(801)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.74125	11/22/2023	15,000	(664)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.5315	9/8/2024	6,400	(154)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.645	9/29/2024	10,250	(348)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.415	10/27/2024	8,000	(105)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.526	11/10/2024	14,850	(341)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.34	6/27/2044	45,000	(6,161)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.206	7/31/2044	16,000	(1,743)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.238	8/8/2044	16,000	(1,846)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.014	10/29/2044	3,750	(255)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7045	1/2/2045	12,000	(12)
						$(7,637)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $20,696,000, which represented .60% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	A portion or all of the security purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $463,583,000, which represented 13.35% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series	111

Cash Management Fund

Investment portfolio December 31, 2014

Short-term securities 98.79%	Principal amount (000)	Value (000)
Federal agency discount notes 48.70%
Fannie Mae 0.03%–0.09% due 1/2/2015–5/18/2015	$58,660	$58,653
Federal Home Loan Bank 0.05%–0.11% due 1/14/2015–3/25/2015	68,650	68,649
Freddie Mac 0.05%–0.10% due 1/20/2015–5/8/2015	52,315	52,308
International Bank for Reconstruction and Development 0.07% due 1/26/2015	5,000	5,000
Tennessee Valley Authority 0.06% due 1/6/2015	7,800	7,800
		192,410
U.S. Treasury bonds & notes 33.28%
U.S. Treasury Bills 0.02%–0.06% due 1/2/2015–5/14/2015	131,500	131,497

Commercial paper 16.81%
CAFCO, LLC 0.12% due 1/16/2015	10,000	9,999
Emerson Electric Co. 0.16% due 3/2/2015[1]	5,000	4,999
Gotham Funding Corp. 0.15% due 1/16/2015[1]	10,000	9,999
John Deere Capital Corp. 0.12% due 2/12/2015[1]	10,600	10,598
KfW 0.11% due 1/16/2015[1]	7,000	7,000
Regents of the University of California 0.12% due 2/23/2015	10,000	9,998
Sumitomo Mitsui Banking Corp. 0.16% due 1/6/2015[1]	13,800	13,800
		66,393

Total short-term securities (cost: $390,286,000)		390,300

Bonds, notes & other debt instruments 1.27%
U.S. Treasury bonds & notes 1.27%
U.S. Treasury 0.093% 2016[2]	5,000	4,997

Total bonds, notes & other debt instruments (cost: $4,995,000)		4,997
Total investment securities 100.06% (cost: $395,281,000)		395,297
Other assets less liabilities (0.06)%		(232)

Net assets 100.00%		$395,065

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $46,396,000, which represented 11.74% of the net assets of the fund.
[2]	Coupon rate may change periodically.

See Notes to Financial Statements

112	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2014

Growth funds 93.58%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	925,445	$74,175

Total growth funds (cost: $72,153,000)		74,175

Short-term securities 4.56%
Government Cash Management Fund	3,614,218	3,614

Total short-term securities (cost: $3,615,000)		3,614
Total investment securities 98.14% (cost: $75,768,000)		77,789
Other assets less liabilities 1.86%		1,475

Net assets 100.00%		$79,264

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $8,706,000 over the prior 12-month period.

					Unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2014
	Clearinghouse	contracts	Expiration	(000)	(000)
S&P 500 E-mini Index Contracts	CME Exchange	95	March 2015	$9,472	$(277)
Russell 2000 Mini Index Contracts	ICE Exchange	20	March 2015	2,295	(106)
Euro Stoxx 50 Index Contracts	Eurex Exchange	21	March 2015	770	(21)
S&P Mid 400 E-mini Index Contracts	CME Exchange	5	March 2015	695	(29)
Euro Currency Contracts	CME Exchange	4	March 2015	622	16
FTSE 100 Index Contracts	LIFFE Exchange	5	March 2015	485	(20)
British Pound Currency Contracts	CME Exchange	4	March 2015	392	3
Japanese Yen Currency Contracts	CME Exchange	3	March 2015	317	3
Nikkei 225 (OSE) Index Contracts	OSE Exchange	2	March 2015	289	1
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	4	March 2015	183	(8)
					$(438)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – Growth Fund, Class 1	335,489	728,347	138,391	925,445	$901	$74,175

See Notes to Financial Statements

American Funds Insurance Series	113

Managed Risk International Fund

Investment portfolio December 31, 2014

Growth funds 94.05%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	2,130,911	$43,365

Total growth funds (cost: $44,843,000)		43,365

Short-term securities 4.63%
Government Cash Management Fund	2,134,483	2,134

Total short-term securities (cost: $2,134,000)		2,134
Total investment securities 98.68% (cost: $46,977,000)		45,499
Other assets less liabilities 1.32%		608

Net assets 100.00%		$46,107

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $6,286,000 over the prior 12-month period.

					Unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2014
	Clearinghouse	contracts	Expiration	(000)	(000)
Euro Stoxx 50 Index Contracts	Eurex Exchange	78	March 2015	$2,844	$(94)
Euro Currency Contracts	CME Exchange	13	March 2015	2,017	49
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	28	March 2015	1,282	(58)
FTSE 100 Index Contracts	LIFFE Exchange	8	March 2015	779	(30)
Nikkei 225 (OSE) Index Contracts	OSE Exchange	5	March 2015	711	(9)
British Pound Currency Contracts	CME Exchange	5	March 2015	488	2
Japanese Yen Currency Contracts	CME Exchange	4	March 2015	427	9
Russell 2000 Mini Index Contracts	ICE Exchange	3	March 2015	342	(18)
					$(149)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – International Fund, Class 1	741,709	1,700,837	311,635	2,130,911	$700	$43,365

See Notes to Financial Statements

114	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2014

Growth-and-income funds 93.20%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	6,224,439	$91,437

Total growth-and-income funds (cost: $87,162,000)		91,437

Short-term securities 5.54%
Government Cash Management Fund	5,435,970	5,436

Total short-term securities (cost: $5,436,000)		5,436
Total investment securities 98.74% (cost: $92,598,000)		96,873
Other assets less liabilities 1.26%		1,234

Net assets 100.00%		$98,107

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $6,217,000 over the prior 12-month period.

					Unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2014
	Clearinghouse	contracts	Expiration	(000)	(000)
S&P 500 E-mini Index Contracts	CME Exchange	76	March 2015	$7,683	$(115)
FTSE 100 Index Contracts	LIFFE Exchange	2	March 2015	198	(4)
Euro Currency Contracts	CME Exchange	1	March 2015	154	3
Euro Stoxx 50 Index Contracts	Eurex Exchange	4	March 2015	149	(2)
Nikkei 225 (OSE) Index Contracts	OSE Exchange	1	March 2015	146	2
Russell 2000 Mini Index Contracts	ICE Exchange	1	March 2015	114	(6)
Japanese Yen Currency Contracts	CME Exchange	1	March 2015	107	2
British Pound Currency Contracts	CME Exchange	1	March 2015	98	— *
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	1	March 2015	47	(1)
					$(121)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	1,896,886	5,108,864	781,311	6,224,439	$2,611	$91,437

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series	115

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2014

Growth-and-income funds 92.94%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	1,334,756	$70,421

Total growth-and-income funds (cost: $68,649,000)		70,421

Short-term securities 6.29%
Government Cash Management Fund	4,764,642	4,765

Total short-term securities (cost: $4,764,000)		4,765
Total investment securities 99.23% (cost: $73,413,000)		75,186
Other assets less liabilities 0.77%		580

Net assets 100.00%		$75,766

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $6,065,000 over the prior 12-month period.

					Unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2014
	Clearinghouse	contracts	Expiration	(000)	(000)
S&P 500 E-mini Index Contracts	CME Exchange	42	March 2015	$4,175	$(135)
Russell 2000 Mini Index Contracts	ICE Exchange	4	March 2015	456	(24)
Euro Stoxx 50 Index Contracts	Eurex Exchange	10	March 2015	365	(12)
Euro Currency Contracts	CME Exchange	2	March 2015	312	9
FTSE 100 Index Contracts	LIFFE Exchange	3	March 2015	290	(13)
S&P Mid 400 E-mini Index Contracts	CME Exchange	2	March 2015	279	(11)
British Pound Currency Contracts	CME Exchange	2	March 2015	196	1
Nikkei 225 (OSE) Index Contracts	OSE Exchange	1	March 2015	140	(4)
Japanese Yen Currency Contracts	CME Exchange	1	March 2015	106	2
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	2	March 2015	91	(5)
					$(192)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – Growth-Income Fund, Class 1	449,118	1,117,879	232,241	1,334,756	$957	$70,421

See Notes to Financial Statements

116	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2014

Asset allocation funds 93.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	86,231,073	$1,916,917

Total asset allocation funds (cost: $1,885,280,000)		1,916,917

Short-term securities 6.57%
Government Cash Management Fund	135,125,280	135,125

Total short-term securities (cost: $135,125,000)		135,125
Total investment securities 99.76% (cost: $2,020,405,000)		2,052,042
Other assets less liabilities 0.24%		4,927

Net assets 100.00%		$2,056,969

Futures contracts

The fund did not hold any futures contracts as of December 31, 2014. The average month-end notional amount of open futures contracts while held was $61,765,000 over the prior 12-month period.

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	37,702,567	50,634,043	2,105,537	86,231,073	$30,954	$1,916,917

See Notes to Financial Statements

American Funds Insurance Series	117

Financial statements

Statements of assets and liabilities
at December 31, 2014

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,556,893	$4,079,588	$22,532,317	$7,687,281	$2,581,584
Affiliated issuers	—	83,253	241,558	—	—
Cash denominated in currencies other than U.S. dollars	19	24	—	—	—
Cash	91	29	123	124	109
Unrealized appreciation on open forward currency contracts	1,368	408	—	4,101	685
Receivables for:
Sales of investments	6,727	1,327	35,349	6,608	3,470
Sales of fund’s shares	6,306	1,295	1,895	15,299	2,346
Dividends and interest	7,817	2,412	17,561	13,595	5,590
Closed forward currency contracts	—	—	—	—	27
Deposits at brokers for futures contracts	—	—	—	—	—
Variation margin	—	—	—	—	—
Other	—	—	—	—	—
	5,579,221	4,168,336	22,828,803	7,727,008	2,593,811
Liabilities:
Unrealized depreciation on open forward currency contracts	—	1	—	—	119
Payables for:
Purchases of investments	29	1,709	22,694	2,208	4,510
Repurchases of fund’s shares	6,405	2,833	32,491	5,083	785
Investment advisory services	2,497	2,442	6,332	3,308	1,607
Services provided by related parties	910	615	3,510	1,017	269
Trustees’ deferred compensation	53	33	500	222	19
Closed forward currency contracts	—	—	—	—	—
Variation margin	—	—	—	—	—
Other	482	159	311	3,316	5,024
	10,376	7,792	65,838	15,154	12,333
Net assets at December 31, 2014	$5,568,845	$4,160,544	$22,762,965	$7,711,854	$2,581,478
Net assets consist of:
Capital paid in on shares of beneficial interest	$3,642,850	$2,926,683	$10,975,371	$5,824,671	$2,329,810
Undistributed (distributions in excess of) net investment income	4,840	(20,757)	25,981	(24,827)	(12,575)
Undistributed (accumulated) net realized gain (loss)	539,464	330,350	4,459,410	437,846	148,966
Net unrealized appreciation (depreciation)	1,381,691	924,268	7,302,203	1,474,164	115,277
Net assets at December 31, 2014	$5,568,845	$4,160,544	$22,762,965	$7,711,854	$2,581,478
Investment securities, at cost:
Unaffiliated issuers	$4,176,153	$3,121,166	$15,264,257	$6,214,414	$2,461,892
Affiliated issuers	—	117,738	207,177	—	—
Cash denominated in currencies other than U.S. dollars, at cost	19	24	—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

118	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$7,251,546	$1,862,763	$25,376,300	$1,004,469	$74,886	$17,941,405	$220,314	$10,812,683	$2,661,480
—	11,584	—	—	—	—	—	—	—
—	—	234	—	—	—	—	722	2
76	179	118	102	93	296	67	2,876	283
—	1,264	—	—	—	—	137	4,862	7,983

26,033	17,869	15,260	1,746	318	251,291	5,469	1,606,820	79,754
2,688	395	10,534	508	845	9,458	176	4,789	621
12,923	4,034	28,225	2,404	266	46,765	789	59,480	29,914
—	—	—	—	—	—	5	157	874
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	784	44
15	—	26	—	—	15	—	—	—
7,293,281	1,898,088	25,430,697	1,009,229	76,408	18,249,230	226,957	12,493,173	2,780,955

—	—	—	—	—	—	57	—	7,148

12,129	9,482	29,527	—	1,170	669,674	10,945	2,916,021	184,417
4,758	781	24,179	59	— *	8,695	2	1,943	752
2,457	968	5,771	552	30	4,118	122	2,977	1,160
864	377	3,319	66	12	1,331	40	1,058	319
43	15	567	3	— *	178	1	76	15
—	—	—	—	—	—	3	278	1,393
—	—	—	—	—	68	—	—	—
146	114	3,786	339	30	2,298	38	200	1,448
20,397	11,737	67,149	1,019	1,242	686,362	11,208	2,922,553	196,652
$7,272,884	$1,886,351	$25,363,548	$1,008,210	$75,166	$17,562,868	$215,749	$9,570,620	$2,584,303

$4,630,223	$1,661,463	$14,067,434	$946,878	$76,662	$12,690,641	$195,556	$9,216,219	$2,555,764
24,901	77	67,971	(1,634)	(109)	67,803	(358)	29,269	(357)
710,357	(83,891)	3,599,882	21,494	(327)	1,263,084	645	188,330	68,360
1,907,403	308,702	7,628,261	41,472	(1,060)	3,541,340	19,906	136,802	(39,464)
$7,272,884	$1,886,351	$25,363,548	$1,008,210	$75,166	$17,562,868	$215,749	$9,570,620	$2,584,303

$5,344,128	$1,545,692	$17,744,496	$962,716	$75,945	$14,390,845	$200,454	$10,672,917	$2,700,254
—	21,133	—	—	—	—	—	—	—
—	—	234	—	—	—	—	730	2

American Funds Insurance Series	119

Statements of assets and liabilities
at December 31, 2014

	High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,893,728	$414,608	$3,884,759	$395,297	$3,614
Affiliated issuers	—	—	—	—	74,175
Cash denominated in currencies other than U.S. dollars	—	—	—	—	—
Cash	3,406	106	344	105	496
Unrealized appreciation on open forward currency contracts	234	—	—	—	—
Receivables for:
Sales of investments	33,636	109,864	317,156	—	—
Sales of fund’s shares	476	399	4,834	2,058	149
Dividends and interest	35,323	875	11,401	1	—	*
Closed forward currency contracts	—	—	—	—	—
Deposits at brokers for futures contracts	—	—	—	—	887
Variation margin	—	138	708	—	151
Other	—	—	—	—	—
	1,966,803	525,990	4,219,202	397,461	79,472
Liabilities:
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Payables for:
Purchases of investments	2,193	180,971	743,612	—	131
Repurchases of fund’s shares	1,104	80	340	2,185	4
Investment advisory services	766	119	981	108	13
Services provided by related parties	209	11	398	77	60
Trustees’ deferred compensation	55	1	58	22	—	*
Closed forward currency contracts	—	—	—	—	—
Variation margin	—	—	—	—	—
Other	—	—	—	4	—	*
	4,327	181,182	745,389	2,396	208
Net assets at December 31, 2014	$1,962,476	$344,808	$3,473,813	$395,065	$79,264
Net assets consist of:
Capital paid in on shares of beneficial interest	$2,111,532	$336,794	$3,401,135	$395,071	$78,039
Undistributed (distributions in excess of) net investment income	16,634	732	5,404	(22)	60
Undistributed (accumulated) net realized gain (loss)	(77,593)	4,237	26,154	—	(418)
Net unrealized appreciation (depreciation)	(88,097)	3,045	41,120	16	1,583
Net assets at December 31, 2014	$1,962,476	$344,808	$3,473,813	$395,065	$79,264
Investment securities, at cost:
Unaffiliated issuers	$1,982,013	$410,758	$3,836,002	$395,281	$3,615
Affiliated issuers	—	—	—	—	72,153
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

120	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund

$2,134		$5,436		$4,765		$135,125
43,365		91,437		70,421		1,916,917
—		—		—		—
123		808		102		3,725
—		—		—		—

—		—		—		—
152		216		82		6,403
—	*	—	*	—	*	1
—		—		—		—
486		318		475		—
42		77		61		—
—		—		—		—
46,302		98,292		75,906		2,062,171

—		—		—		—

141		100		67		225
10		—	*	5		2,875
8		16		12		344
36		69		56		1,605
—	*	—	*	—	*	3
—		—		—		—
—		—		—		—
—	*	—	*	—	*	150
195		185		140		5,202
$46,107		$98,107		$75,766		$2,056,969

$47,900		$95,076		$74,564		$1,952,693
14		69		12		24,307
(180)		(1,192)		(391)		48,332
(1,627)		4,154		1,581		31,637
$46,107		$98,107		$75,766		$2,056,969

$2,134		$5,436		$4,764		$135,125
44,843		87,162		68,649		1,885,280
—		—		—		—

American Funds Insurance Series	121

Statements of assets and liabilities
at December 31, 2014

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$1,557,548	$1,411,143	$7,118,538	$3,281,804	$1,433,225
Shares outstanding	56,669	54,083	88,818	161,255	69,186
Net asset value per share	$27.48	$26.09	$80.15	$20.35	$20.72
Class 2:
Net assets	$3,991,976	$2,737,594	$15,413,097	$4,373,530	$1,083,831
Shares outstanding	146,252	106,750	193,040	215,569	52,766
Net asset value per share	$27.30	$25.64	$79.84	$20.29	$20.54
Class 3:
Net assets			$207,705	$38,257
Shares outstanding			2,581	1,877
Net asset value per share			$80.47	$20.38
Class 4:
Net assets	$19,321	$11,807	$23,625	$18,263	$64,422
Shares outstanding	707	455	296	903	3,133
Net asset value per share	$27.34	$25.92	$79.74	$20.23	$20.56

	High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$1,016,725	$291,907	$1,722,678	$48,812
Shares outstanding	96,429	27,291	138,875	4,326
Net asset value per share	$10.54	$10.70	$12.40	$11.28
Class 2:
Net assets	$929,443	$52,433	$1,716,883	$331,450
Shares outstanding	89,319	4,910	139,736	29,967
Net asset value per share	$10.41	$10.68	$12.29	$11.06
Class 3:
Net assets	$16,012		$12,933	$7,581
Shares outstanding	1,514		1,041	680
Net asset value per share	$10.57		$12.43	$11.16
Class 4:
Net assets	$296	$468	$21,319	$7,222
Shares outstanding	27	44	1,728	642
Net asset value per share	$11.05	$10.65	$12.34	$11.25
Class P1:
Net assets					$187
Shares outstanding					16
Net asset value per share					$11.37
Class P2:
Net assets					$79,077
Shares outstanding					6,965
Net asset value per share					$11.35

* Amount less than one thousand.

See Notes to Financial Statements

122	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder		Asset Allocation Fund	Global Balanced Fund		Bond Fund	Global Bond Fund

$3,541,931	$199,890	$10,812,079	$740,232	$20,131		$11,997,270	$36,767		$4,976,680	$1,193,822
241,153	15,645	204,921	45,506	2,053		539,607	3,310		449,180	101,411
$14.69	$12.78	$52.76	$16.27	$9.81		$22.23	$11.11		$11.08	$11.77

$3,721,695	$1,684,976	$14,336,947	$247,928	$1		$5,494,146	$178,981		$4,564,572	$1,386,425
255,471	132,136	273,559	15,288	—	*	249,023	16,142		416,740	118,290
$14.57	$12.75	$52.41	$16.22	$9.81		$22.06	$11.09		$10.95	$11.72

		$184,284				$39,615
		3,489				1,780
		$52.82				$22.25

$9,258	$1,485	$30,238	$20,050	$55,034		$31,837	$1		$29,368	$4,056
633	117	577	1,238	5,618		1,440	—	*	2,668	346
$14.63	$12.71	$52.39	$16.19	$9.80		$22.11	$11.09		$11.01	$11.70

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$117	$223	$149	$276,872
11	18	13	22,529
$10.10	$11.70	$11.67	$12.29

$45,990	$97,884	$75,617	$1,780,097
4,558	8,387	6,492	145,048
$10.09	$11.67	$11.65	$12.27

American Funds Insurance Series	123

Statements of operations
for the year ended December 31, 2014

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes)[2]:
Dividends	$93,235	$45,034	$336,253	$161,353	$43,211
Interest	375	556	1,051	823	11,562
	93,610	45,590	337,304	162,176	54,773
Fees and expenses[2]:
Investment advisory services	29,661	29,376	74,940	40,834	19,582
Distribution services	10,394	7,191	39,698	12,132	3,144
Insurance administrative services	22	20	25	20	77
Transfer agent services	—	— [3]	2	1	— [3]
Administrative services	568	422	2,293	820	272
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	342	226	1,446	511	155
Registration statement and prospectus	82	92	375	99	25
Trustees’ compensation	55	40	247	96	25
Auditing and legal	55	48	160	82	48
Custodian	537	794	428	1,833	1,003
Other	27	18	37	34	50
Total fees and expenses before reimbursement/waiver	41,743	38,227	119,651	56,462	24,381
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—	—	—	—
Other	—	—	—	—	—
Total reimbursement/waiver of fees and expenses	—	—	—	—	—
Total fees and expenses after reimbursement/waiver	41,743	38,227	119,651	56,462	24,381
Net investment income (loss)	51,867	7,363	217,653	105,714	30,392
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency:
Net realized gain (loss) on2:
Investments	539,436	333,894	4,628,900	844,337	147,035
Forward currency contracts	20,528	1,123	—	21,865	4,004
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency transactions	(1,737)	(285)	(485)	(1,059)	(999)
Capital gain distributions received	—	—	—	—	—
	558,227	334,732	4,628,415	865,143	150,040
Net unrealized (depreciation) appreciation on:
Investments	(475,427)	(249,152)	(2,957,960)	(1,179,677)	(396,214)
Forward currency contracts	(3,902)	(53)	—	(839)	(274)
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency translations	(400)	(62)	(333)	(1,176)	(36)
	(479,729)	(249,267)	(2,958,293)	(1,181,692)	(396,524)
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency	78,498	85,465	1,670,122	(316,549)	(246,484)
Net increase (decrease) in net assets resulting from operations	$130,365	$92,828	$1,887,775	$(210,835)	$(216,092)

See end of statements of operations for footnotes.

See Notes to Financial Statements

124	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder[1]	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$256,576	$78,405	$455,690	$39,412	$859	$265,080	$4,121	$378	$49
324	1,391	6,489	759	100	111,167	1,770	230,717	77,652
256,900	79,796	462,179	40,171	959	376,247	5,891	231,095	77,701

27,138	11,666	66,888	6,376	146	46,705	1,370	34,918	13,996
9,290	4,395	36,890	672	39	14,134	427	11,723	3,695
6	3	30	24	39	26	—	32	3
1	— [3]	2	—	— [3]	2	— [3]	1	— [3]
681	195	2,501	100	3	1,677	21	954	266
—	—	—	—	—	—	—	—	—
281	78	1,560	13	— [3]	955	2	508	111
74	17	334	62	2	282	6	131	35
61	18	269	9	— [3]	158	2	88	24
45	27	175	13	1	114	6	64	18
238	279	596	255	13	318	38	72	496
9	13	43	2	—	26	21	145	215
37,824	16,691	109,288	7,526	243	64,397	1,893	48,636	18,859

29	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
29	—	—	—	—	—	—	—	—
37,795	16,691	109,288	7,526	243	64,397	1,893	48,636	18,859
219,105	63,105	352,891	32,645	716	311,850	3,998	182,459	58,842

737,780	191,174	3,613,704	25,019	(214)	1,263,716	3,547	205,030	49,433
—	828	(9)	—	—	—	(43)	10,839	(3,161)
—	—	—	—	—	(1,666)	—	(9,463)	(2,498)
—	—	—	—	—	—	—	—	—
(2)	(199)	(1,390)	(137)	(10)	(1,085)	(64)	156	(1,813)
—	—	—	—	—	—	—	—	—
737,778	191,803	3,612,305	24,882	(224)	1,260,965	3,440	206,562	41,961

25,023	(147,265)	(1,414,381)	(92,324)	(1,059)	(645,038)	(4,302)	116,937	(63,286)
—	1,206	(612)	—	—	—	104	6,511	4,230
—	—	—	—	—	(9,127)	—	(7,795)	(175)
—	—	—	—	—	—	—	—	—
(19)	(135)	(99)	(143)	(1)	(16)	(37)	(412)	(1,646)
25,004	(146,194)	(1,415,092)	(92,467)	(1,060)	(654,181)	(4,235)	115,241	(60,877)

762,782	45,609	2,197,213	(67,585)	(1,284)	606,784	(795)	321,803	(18,916)
$981,887	$108,714	$2,550,104	$(34,940)	$(568)	$918,634	$3,203	$504,262	$39,926

American Funds Insurance Series	125

Statements of operations
for the year ended December 31, 2014

	High- Income Bond Fund	Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes)[2]:
Dividends	$838	$—		$—	$—	$901
Interest	125,255	4,475		55,405	313	—	[3]
	126,093	4,475		55,405	313	901
Fees and expenses[2]:
Investment advisory services	9,118	1,194		11,539	1,363	132
Distribution services	2,584	127		4,509	926	122
Insurance administrative services	6	—	[3]	22	6	122
Transfer agent services	— [3]	—	[3]	— [3]	—	—	[3]
Administrative services	197	29		348	42	—
Accounting and administrative services	—	—		—	—	52
Reports to shareholders	52	3		90	11	—	[3]
Registration statement and prospectus	22	18		39	6	4
Trustees’ compensation	22	2		35	6	—	[3]
Auditing and legal	13	2		23	3	—	[3]
Custodian	9	1		9	1	12
Other	68	17		37	1	14
Total fees and expenses before reimbursement/waiver	12,091	1,393		16,651	2,365	458
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—		—	—	26
Other	—	—		—	—	67
Total reimbursement/waiver of fees and expenses	—	—		—	—	93
Total fees and expenses after reimbursement/waiver	12,091	1,393		16,651	2,365	365
Net investment income (loss)	114,002	3,082		38,754	(2,052)	536
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency:
Net realized gain (loss) on2:
Investments	50,613	6,945		52,366	1	1,399
Forward currency contracts	872	—		—	—	—
Interest rate swaps	—	222		(4,040)	—	—
Futures contracts	—	—		—	—	(2,612)
Currency transactions	20	—		—	—	(9)
Capital gain distributions received	—	—		—	—	2,314
	51,505	7,167		48,326	1	1,092
Net unrealized (depreciation) appreciation on:
Investments	(152,554)	5,159		98,178	3	4
Forward currency contracts	258	—		—	—	—
Interest rate swaps	—	(956)		(11,848)	—	—
Futures contracts	—	—		—	—	(438)
Currency translations	(62)	—		—	—	—
	(152,358)	4,203		86,330	3	(434)
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency	(100,853)	11,370		134,656	4	658
Net increase (decrease) in net assets resulting from operations	$13,149	$14,452		$173,410	$(2,048)	$1,194

[1]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[2]	Additional information related to non-U.S. taxes, affiliated transactions and class-specific fees and expenses is included in the Notes to Financial Statements.
[3]	Amount less than one thousand.

See Notes to Financial Statements

126	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund

$700	$2,611		$957		$30,954
— [3]	—	[3]	—	[3]	9
700	2,611		957		30,963

81	132		116		3,883
71	121		105		3,407
71	121		105		3,883
— [3]	—	[3]	—	[3]	— [3]
—	—		—		—
51	52		51		87
— [3]	1		—	[3]	79
3	4		4		116
— [3]	—	[3]	—	[3]	11
— [3]	—	[3]	—	[3]	14
12	12		12		12
2	17		10		221
291	460		403		11,713

16	26		23		777
60	70		64		74
76	96		87		851
215	364		316		10,862
485	2,247		641		20,101

743	2,062		1,859		7,887
—	—		—		—
—	—		—		—
(639)	(2,998)		(2,253)		(23,286)
(8)	(2)		(3)		(20)
—	—		1,784		69,557
96	(938)		1,387		54,138

(2,621)	2,404		(224)		(23,318)
—	—		—		—
—	—		—		—
(149)	(121)		(192)		—
—	—		—		—
(2,770)	2,283		(416)		(23,318)

(2,674)	1,345		971		30,820
$(2,189)	$3,592		$1,612		$50,921

American Funds Insurance Series	127

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$51,867	$55,608	$7,363	$361	$217,653	$171,593
Net realized gain (loss) on investments	558,227	929,844	334,732	472,703	4,628,415	2,727,323
Net unrealized appreciation (depreciation) on investments	(479,729)	524,891	(249,267)	494,315	(2,958,293)	3,086,943
Net increase (decrease) in net assets resulting from operations	130,365	1,510,343	92,828	967,379	1,887,775	5,985,859
Dividends and distributions paid to shareholders:
Dividends from net investment income	(68,881)	(71,780)	(8,225)	(33,337)	(224,482)	(221,528)
Distributions from net realized gain on investments	(559,317)	—	(18,741)	—	(1,119,414)	—
Total dividends and distributions paid to shareholders	(628,198)	(71,780)	(26,966)	(33,337)	(1,343,896)	(221,528)
Net capital share transactions	178,506	(739,453)	(105,588)	(355,428)	(1,339,113)	(4,421,762)
Total increase (decrease) in net assets	(319,327)	699,110	(39,726)	578,614	(795,234)	1,342,569
Net assets:
Beginning of year	5,888,172	5,189,062	4,200,270	3,621,656	23,558,199	22,215,630
End of year	$5,568,845	$5,888,172	$4,160,544	$4,200,270	$22,762,965	$23,558,199
Undistributed (distributions in excess of) net investment income	$4,840	$3,114	$(20,757)	$(23,219)	$25,981	$33,372

	International Growth and Income Fund		Capital Income Builder	Asset Allocation Fund
	Year ended December 31		Year ended December 31	Year ended December 31
	2014	2013	2014[1]	2014	2013
Operations:
Net investment income (loss)	$32,645	$21,709	$716	$311,850	$230,855
Net realized gain (loss) on investments	24,882	34,613	(224)	1,260,965	825,117
Net unrealized appreciation (depreciation) on investments	(92,467)	92,291	(1,060)	(654,181)	1,982,263
Net increase (decrease) in net assets resulting from operations	(34,940)	148,613	(568)	918,634	3,038,235
Dividends and distributions paid to shareholders:
Dividends from net investment income	(31,369)	(23,927)	(835)	(282,950)	(240,318)
Distributions from net realized gain on investments	(9,656)	(14,821)	(94)	(808,834)	—
Total dividends and distributions paid to shareholders	(41,025)	(38,748)	(929)	(1,091,784)	(240,318)
Net capital share transactions	129,868	416,512	76,663	1,418,325	1,058,137
Total increase (decrease) in net assets	53,903	526,377	75,166	1,245,175	3,856,054
Net assets:
Beginning of year	954,307	427,930	—	16,317,693	12,461,639
End of year	$1,008,210	$954,307	$75,166	$17,562,868	$16,317,693
Undistributed (distributions in excess of) net investment income	$(1,634)	$(3,866)	$(109)	$67,803	$44,514

See end of statements of changes for footnotes.

See Notes to Financial Statements

128	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$105,714	$112,294	$30,392	$34,369	$219,105	$125,779	$63,105	$62,835	$352,891	$315,972
865,143	905,270	150,040	265,071	737,778	481,198	191,803	267,269	3,612,305	2,959,891
(1,181,692)	757,137	(396,524)	(14,019)	25,004	1,061,023	(146,194)	80,764	(1,415,092)	3,592,077

(210,835)	1,774,701	(216,092)	285,421	981,887	1,668,000	108,714	410,868	2,550,104	6,867,940

(119,689)	(126,296)	(31,681)	(38,680)	(221,413)	(121,475)	(66,932)	(63,217)	(345,996)	(330,882)
—	—	(264,280)	(11,688)	—	—	—	—	(1,199,049)	—
(119,689)	(126,296)	(295,961)	(50,368)	(221,413)	(121,475)	(66,932)	(63,217)	(1,545,045)	(330,882)
(1,245,391)	(1,488,019)	390,346	(49,848)	(56,686)	283,296	(184,153)	(335,904)	(674,865)	(4,856,235)
(1,575,915)	160,386	(121,707)	185,205	703,788	1,829,821	(142,371)	11,747	330,194	1,680,823

9,287,769	9,127,383	2,703,185	2,517,980	6,569,096	4,739,275	2,028,722	2,016,975	25,033,354	23,352,531
$7,711,854	$9,287,769	$2,581,478	$2,703,185	$7,272,884	$6,569,096	$1,886,351	$2,028,722	$25,363,548	$25,033,354

$(24,827)	$(35,174)	$(12,575)	$(12,241)	$24,901	$27,211	$77	$(1,984)	$67,971	$57,175

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$3,998	$3,143	$182,459	$165,688	$58,842	$58,823	$114,002	$122,416	$3,082	$529
3,440	3,839	206,562	8,330	41,961	(31,021)	51,505	15,106	7,167	(1,198)
(4,235)	13,109	115,241	(351,831)	(60,877)	(98,103)	(152,358)	(8,925)	4,203	(2,393)

3,203	20,091	504,262	(177,813)	39,926	(70,301)	13,149	128,597	14,452	(3,062)

(2,876)	(2,640)	(196,026)	(176,180)	(38,880)	—	(116,796)	(127,001)	(2,963)	(1,659)
(5,479)	(1,389)	(3,424)	(97,344)	(22,998)	(32,698)	—	—	—	(345)
(8,355)	(4,029)	(199,450)	(273,524)	(61,878)	(32,698)	(116,796)	(127,001)	(2,963)	(2,004)
28,764	24,936	(6,277)	762,587	17,465	69,173	130,489	(115,679)	86,031	116,261
23,612	40,998	298,535	311,250	(4,487)	(33,826)	26,842	(114,083)	97,520	111,195

192,137	151,139	9,272,085	8,960,835	2,588,790	2,622,616	1,935,634	2,049,717	247,288	136,093
$215,749	$192,137	$9,570,620	$9,272,085	$2,584,303	$2,588,790	$1,962,476	$1,935,634	$344,808	$247,288

$(358)	$(344)	$29,269	$33,731	$(357)	$6,522	$16,634	$16,443	$732	$11

American Funds Insurance Series	129

Statements of changes in net assets

	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund		Managed Risk Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013[2]
Operations:
Net investment income (loss)	$38,754	$19,673	$(2,052)	$(2,280)	$536	$142
Net realized gain (loss) on investments	48,326	(10,887)	1	— [3]	1,092	(126)
Net unrealized appreciation (depreciation) on investments	86,330	(118,491)	3	(11)	(434)	2,017
Net increase (decrease) in net assets resulting from operations	173,410	(109,705)	(2,048)	(2,291)	1,194	2,033
Dividends and distributions paid to shareholders:
Dividends from net investment income	(41,683)	(27,711)	—	—	(534)	(140)
Distributions from net realized gain on investments	—	(98,424)	—	—	(1,328)	—
Total dividends and distributions paid to shareholders	(41,683)	(126,135)	—	—	(1,862)	(140)
Net capital share transactions	(57,173)	(189,164)	(62,920)	(73,782)	51,939	26,100
Total increase (decrease) in net assets	74,554	(425,004)	(64,968)	(76,073)	51,271	27,993
Net assets:
Beginning of year	3,399,259	3,824,263	460,033	536,106	27,993	—
End of year	$3,473,813	$3,399,259	$395,065	$460,033	$79,264	$27,993
Undistributed (distributions in excess of) net investment income	$5,404	$6,797	$(22)	$(20)	$60	$2

[1]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[2]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[3]	Amount less than one thousand.

See Notes to Financial Statements

130	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2014	2013[2]	2014	2013[2]	2014	2013[2]	2014	2013

$485	$157	$2,247	$346	$641	$205	$20,101	$8,194
96	(280)	(938)	(257)	1,387	(177)	54,138	(47)
(2,770)	1,143	2,283	1,871	(416)	1,997	(23,318)	54,945

(2,189)	1,020	3,592	1,960	1,612	2,025	50,921	63,092

(510)	(114)	(2,179)	(342)	(643)	(202)	(1,557)	(8,151)
—	—	—	—	(1,590)	—	—	—
(510)	(114)	(2,179)	(342)	(2,233)	(202)	(1,557)	(8,151)
31,920	15,980	70,335	24,741	52,232	22,332	1,100,535	817,857
29,221	16,886	71,748	26,359	51,611	24,155	1,149,899	872,798

16,886	—	26,359	—	24,155	—	907,070	34,272
$46,107	$16,886	$98,107	$26,359	$75,766	$24,155	$2,056,969	$907,070

$14	$6	$69	$4	$12	$3	$24,307	$89

American Funds Insurance Series	131

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company with 23 different funds (the “funds”). The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman”) is the subadviser for the risk management strategy for five of the funds (the “managed risk funds”).

The managed risk funds are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

Each fund’s investment objective and the principal strategies used to achieve the objective are as follows:

Global Growth Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

Growth Fund — Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

New World Fund — Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund — Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Growth-Income Fund — Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.

International Growth and Income Fund — Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Capital Income Builder — Seeks to provide a level of current income exceeding the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.

Global Balanced Fund — Seeks long-term growth of capital, conservation of principal and current income by investing in equity and debt securities in the U.S. and around the world.

Bond Fund — Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.

Global Bond Fund — Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.

132	American Funds Insurance Series

High-Income Bond Fund — Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Mortgage Fund — Seeks to provide current income and preservation of capital by investing primarily in mortgage-related securities.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to provide long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either three or four share classes (Classes 1, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

American Funds Insurance Series	133

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to

134	American Funds Insurance Series

maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2014 (dollars in thousands):

American Funds Insurance Series	135

Global Growth Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Health care	$739,428	$342,512	$—	$1,081,940
Information technology	531,129	508,848	—	1,039,977
Consumer discretionary	626,762	382,412	—	1,009,174
Financials	307,413	476,962	—	784,375
Industrials	216,803	296,120	—	512,923
Consumer staples	93,106	278,738	—	371,844
Materials	88,808	74,224	—	163,032
Energy	86,063	63,237	—	149,300
Telecommunication services	—	73,088	—	73,088
Utilities	—	27,458	—	27,458
Miscellaneous	21,531	25,110	—	46,641
Preferred securities	3,641	—	—	3,641
Bonds, notes & other debt instruments	—	35,825	—	35,825
Short-term securities	—	257,675	—	257,675
Total	$2,714,684	$2,842,209	$—	$5,556,893

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,368	$—	$1,368

*	Securities with a value of $2,107,483,000, which represented 37.84% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$512,915	$321,228	$47	$834,190
Health care	685,038	96,623	—	781,661
Information technology	348,028	260,853	71	608,952
Industrials	149,123	425,317	—	574,440
Financials	142,152	126,217	—	268,369
Materials	105,862	77,739	—	183,601
Energy	94,667	75,950	1,690	172,307
Consumer staples	18,575	117,901	—	136,476
Utilities	—	84,304	—	84,304
Telecommunication services	20,350	6,032	—	26,382
Miscellaneous	135,430	69,824	—	205,254
Rights & warrants	—	71	65	136
Convertible stocks	—	—	4,961	4,961
Bonds, notes & other debt instruments	—	10,130	—	10,130
Short-term securities	—	271,678	—	271,678
Total	$2,212,140	$1,943,867	$6,834	$4,162,841

136	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$408	$—	$408
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1)	—	(1)
Total	$—	$407	$—	$407

*	Securities with a value of $1,375,550,000, which represented 33.06% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$4,073,351	$202,852	$—	$4,276,203
Information technology	3,642,301	632,100	—	4,274,401
Health care	3,778,014	103,983	—	3,881,997
Financials	2,778,154	173,445	—	2,951,599
Industrials	1,783,878	309,436	—	2,093,314
Energy	1,816,801	2,043	13,163	1,832,007
Consumer staples	1,427,320	238,345	—	1,665,665
Materials	374,714	119,307	—	494,021
Other	55,518	27,023	886	83,427
Miscellaneous	176,726	9,836	—	186,562
Preferred securities	827	—	—	827
Rights & warrants	17,417	—	—	17,417
Short-term securities	—	1,016,435	—	1,016,435
Total	$19,925,021	$2,834,805	$14,049	$22,773,875

*	Securities with a value of $1,558,297,000, which represented 6.85% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

International Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$—	$1,511,123	$—	$1,511,123
Consumer discretionary	67,776	1,097,322	—	1,165,098
Health care	50,008	1,033,404	—	1,083,412
Information technology	266,859	619,031	—	885,890
Industrials	129,505	719,328	—	848,833
Consumer staples	15,749	431,021	—	446,770
Materials	8,953	297,654	—	306,607
Utilities	—	266,534	—	266,534
Telecommunication services	10,388	218,182	—	228,570
Energy	38,147	177,358	—	215,505
Miscellaneous	10,485	178,247	—	188,732
Bonds, notes & other debt instruments	—	48,290	—	48,290
Short-term securities	—	491,917	—	491,917
Total	$597,870	$7,089,411	$—	$7,687,281

American Funds Insurance Series	137

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$4,101	$—	$4,101

*	Securities with a value of $5,787,479,000, which represented 75.05% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$134,081	$212,030	$—	$346,111
Financials	135,131	196,690	34	331,855
Consumer discretionary	129,744	188,539	—	318,283
Consumer staples	45,733	181,450	—	227,183
Health care	54,634	121,837	—	176,471
Energy	66,286	106,726	—	173,012
Industrials	50,753	55,690	—	106,443
Telecommunication services	—	71,301	—	71,301
Materials	18,431	31,129	—	49,560
Utilities	5,701	34,783	—	40,484
Miscellaneous	49,592	65,264	—	114,856
Preferred securities	1,083	—	—	1,083
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	149,444	—	149,444
Corporate bonds & notes	—	23,676	—	23,676
U.S. Treasury bonds & notes	—	17,281	—	17,281
Short-term securities	—	434,541	—	434,541
Total	$691,169	$1,890,381	$34	$2,581,584

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$685	$—	$685
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(119)	—	(119)
Total	$—	$566	$—	$566

*	Securities with a value of $1,000,333,000, which represented 38.75% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

138	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,206,708	$—	$—	$1,206,708
Industrials	1,090,571	—	—	1,090,571
Information technology	980,697	—	—	980,697
Consumer staples	788,219	—	—	788,219
Telecommunication services	647,494	—	—	647,494
Consumer discretionary	581,409	—	—	581,409
Utilities	549,315	—	—	549,315
Energy	375,483	—	—	375,483
Materials	216,755	—	—	216,755
Financials	202,146	—	—	202,146
Miscellaneous	357,685	—	—	357,685
Short-term securities	—	255,064	—	255,064
Total	$6,996,482	$255,064	$—	$7,251,546

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$214,725	$198,543	$—	$413,268
Consumer discretionary	140,482	93,033	—	233,515
Information technology	116,145	110,012	—	226,157
Industrials	123,783	101,581	—	225,364
Health care	143,642	61,208	—	204,850
Telecommunication services	17,635	114,714	—	132,349
Consumer staples	52,948	63,008	—	115,956
Materials	79,864	16,969	—	96,833
Utilities	42,458	37,604	—	80,062
Energy	42,913	20,828	—	63,741
Preferred securities	458	—	—	458
Rights & warrants	129	—	—	129
Convertible bonds	—	1,111	—	1,111
Bonds, notes & other debt instruments	—	14,064	—	14,064
Short-term securities	—	66,490	—	66,490
Total	$975,182	$899,165	$—	$1,874,347

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,264	$—	$1,264

*	Securities with a value of $662,693,000, which represented 35.13% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series	139

Growth-Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Health care	$4,257,763	$136,487	$—	$4,394,250
Information technology	4,022,522	145,534	—	4,168,056
Consumer discretionary	2,801,117	504,037	—	3,305,154
Industrials	2,195,585	216,495	—	2,412,080
Financials	1,827,601	169,224	—	1,996,825
Materials	1,599,620	123,904	—	1,723,524
Energy	1,468,850	217,641	—	1,686,491
Consumer staples	1,391,547	236,056	—	1,627,603
Telecommunication services	408,654	—	—	408,654
Utilities	245,965	—	—	245,965
Miscellaneous	1,175,943	89,395	—	1,265,338
Rights & warrants	3,633	—	—	3,633
Convertible stocks	—	9,007	—	9,007
Convertible bonds	—	30,961	—	30,961
Bonds, notes & other debt instruments	—	42,617	—	42,617
Short-term securities	—	2,056,142	—	2,056,142
Total	$21,398,800	$3,977,500	$—	$25,376,300

*	Securities with a value of $1,209,046,000, which represented 4.77% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$14,644	$221,570	$—	$236,214
Utilities	—	128,528	—	128,528
Consumer discretionary	3,716	120,254	—	123,970
Consumer staples	28,345	80,659	—	109,004
Health care	—	106,859	—	106,859
Industrials	7,555	71,399	—	78,954
Energy	17,440	27,691	—	45,131
Materials	3,116	28,998	—	32,114
Telecommunication services	2,603	29,171	—	31,774
Information technology	6,522	8,931	—	15,453
Rights & warrants	—	61	—	61
Convertible bonds	—	2,556	—	2,556
Bonds, notes & other debt instruments	—	9,256	—	9,256
Short-term securities	—	84,595	—	84,595
Total	$83,941	$920,528	$—	$1,004,469

*	Securities with a value of $617,618,000, which represented 61.26% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

140	American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer staples	$7,023	$2,670	$—	$9,693
Financials	3,307	5,253	—	8,560
Health care	3,668	4,214	—	7,882
Utilities	706	6,403	—	7,109
Telecommunication services	2,784	4,290	—	7,074
Consumer discretionary	1,136	3,948	—	5,084
Energy	3,459	1,580	—	5,039
Information technology	3,922	838	—	4,760
Industrials	1,662	1,418	—	3,080
Materials	1,201	1,154	—	2,355
Miscellaneous	—	477	—	477
Bonds, notes & other debt instruments	—	11,673	—	11,673
Short-term securities	—	2,100	—	2,100
Total	$28,868	$46,018	$—	$74,886

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,850,376	$100,971	$—	$1,951,347
Consumer discretionary	1,881,061	18,025	—	1,899,086
Financials	1,757,560	—	—	1,757,560
Industrials	1,385,692	19,578	1	1,405,271
Health care	1,182,825	94,864	3,106	1,280,795
Energy	1,262,869	—	—	1,262,869
Materials	848,790	1,043	—	849,833
Consumer staples	715,693	96,025	—	811,718
Other	169,946	—	—	169,946
Miscellaneous	420,917	39,683	—	460,600
Convertible stocks	—	10,915	—	10,915
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	1,924,223	—	1,924,223
Corporate bonds & notes	—	1,354,535	10,872	1,365,407
Mortgage-backed obligations	—	724,971	—	724,971
Federal agency bonds & notes	—	275,707	—	275,707
Other	—	99,674	—	99,674
Short-term securities	—	1,691,483	—	1,691,483
Total	$11,475,729	$6,451,697	$13,979	$17,941,405

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$778	$—	$778
Liabilities:
Unrealized depreciation on interest rate swaps	—	(9,905)	—	(9,905)
Total	$—	$(9,127)	$—	$(9,127)

*	Interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series	141

Global Balanced Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Industrials	$9,981	$12,535	$—	$22,516
Financials	3,944	17,108	—	21,052
Consumer staples	8,087	10,138	—	18,225
Information technology	8,066	9,507	—	17,573
Health care	8,027	5,840	—	13,867
Consumer discretionary	9,370	4,393	—	13,763
Energy	4,859	2,447	—	7,306
Materials	5,855	1,035	—	6,890
Telecommunication services	648	2,403	—	3,051
Utilities	—	2,417	—	2,417
Miscellaneous	2,412	1,967	—	4,379
Preferred securities	166	—	—	166
Convertible bonds	—	873	—	873
Bonds, notes & other debt instruments	—	65,536	—	65,536
Short-term securities	—	22,700	—	22,700
Total	$61,415	$158,899	$—	$220,314

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$137	$—	$137
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(57)	—	(57)
Total	$—	$80	$—	$80

*	Securities with a value of $56,422,000, which represented 26.15% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$3,617,605	$—	$3,617,605
Corporate bonds & notes	—	2,859,035	103	2,859,138
Mortgage-backed obligations	—	2,053,347	—	2,053,347
Other	—	632,729	—	632,729
Convertible bonds	—	1,311	—	1,311
Preferred securities	2,286	—	—	2,286
Common stocks	6	—	—	6
Short-term securities	—	1,646,261	—	1,646,261
Total	$2,292	$10,810,288	$103	$10,812,683

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$4,862	$—	$4,862
Unrealized appreciation on interest rate swaps	—	9,726	—	9,726
Liabilities:
Unrealized depreciation on interest rate swaps	—	(17,187)	—	(17,187)
Total	$—	$(2,599)	$—	$(2,599)

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

142	American Funds Insurance Series

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$584,308	$—	$584,308
British pounds	—	135,822	—	135,822
Mexican pesos	—	81,519	—	81,519
Japanese yen	—	65,446	—	65,446
Indian rupees	—	47,363	—	47,363
Polish zloty	—	45,973	—	45,973
Hungarian forints	—	40,631	—	40,631
Norwegian kroner	—	36,498	—	36,498
Colombian pesos	—	29,455	—	29,455
U.S. dollars	—	1,366,659	7	1,366,666
Other	—	75,018	—	75,018
Convertible stocks	—	357	—	357
Common stocks	—	334	—	334
Short-term securities	—	152,090	—	152,090
Total	$—	$2,661,473	$7	$2,661,480

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$7,983	$—	$7,983
Unrealized appreciation on interest rate swaps	—	272	—	272
Liabilities:
Unrealized depreciation on forward currency contracts	—	(7,148)	—	(7,148)
Unrealized depreciation on interest rate swaps	—	(447)	—	(447)
Total	$—	$660	$—	$660

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,684,551	$10,552	$1,695,103
Other	—	53,008	—	53,008
Convertible bonds	—	5,888	—	5,888
Convertible stocks	13,440	6,502	—	19,942
Preferred securities	798	—	—	798
Common stocks	6,410	5,834	3,563	15,807
Short-term securities	—	103,182	—	103,182
Total	$20,648	$1,858,965	$14,115	$1,893,728

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$234	$—	$234

*	Forward currency contracts are not included in the investment portfolio.

Mortgage Fund

At December 31, 2014, all of the fund’s investments were classified as Level 2.

U.S. Government/AAA-Rated Securities Fund

At December 31, 2014, all of the fund’s investments were classified as Level 2.

American Funds Insurance Series	143

Cash Management Fund

At December 31, 2014, all of the fund’s investment securities were classified as Level 2.

Managed Risk Growth Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks maybe more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks

144	American Funds Insurance Series

of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds, or bonds rated Ba1 or BB+ or below by Nationally Recognized Statistical Rating Organizations.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related securities and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — Contracts for future delivery of mortgage-related securities, such as to be announced contracts and mortgage dollar rolls, involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities the fund contracts to repurchase could drop below their purchase price. While a fund can preserve capital and generate

American Funds Insurance Series	145

gains through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to a fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, a fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of a fund’s initial investment.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The values and liquidity of the securities held by a fund may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the risk management strategy of the managed risk fund.

146	American Funds Insurance Series

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of individual underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and the respective underlying fund.

Futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Hedging — Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the risk management strategy may not effectively protect the managed risk funds from market declines and will limit the managed risk funds’ participation in market gains. The use of the risk management strategy could cause a managed risk fund to underperform as compared to the underlying fund in certain rising market conditions.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency

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contracts are recorded in each fund’s statement of operations. As of December 31, 2014, Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, Global Growth and Income Fund, Global Balanced Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations. As of December 31, 2014, Asset Allocation Fund, Bond Fund, Global Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund had open interest rate swaps.

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives “variation margin” based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. As of December 31, 2014, Managed Risk Asset Allocation Fund did not hold any futures contracts.

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The following tables present the financial statement impacts resulting from the funds’ use of forward currency contracts, interest rate swaps and/or futures contracts as of December 31, 2014 (dollars in thousands):

		Global Growth Fund	Global Small Capitalization Fund	International Fund	New World Fund	Global Growth and Income Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward currency contracts	$1,368	$408	$4,101	$685	$1,264
Forward currency	Receivables for closed forward currency contracts	—	—	—	27	—
Futures contracts	Deposits at brokers for futures contracts	—	—	—	—	—
Interest rate swaps	Variation margin for interest rate swaps	—	—	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$1,368	$408	$4,101	$712	$1,264

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward currency contracts	$—	$1	$—	$119	$—
Forward currency	Payables for closed forward currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$1	$—	$119	$—

Net realized gain	Location on statements of operations
Forward currency	Net realized gain on forward currency contracts	$20,528	$1,123	$21,865	$4,004	$828
Interest rate swaps	Net realized gain on interest rate swaps	—	—	—	—	—
Futures contracts	Net realized gain on futures contracts	—	—	—	—	—
		$20,528	$1,123	$21,865	$4,004	$828

Net unrealized (depreciation) appreciation	Location on statements of operations
Forward currency	Net unrealized depreciation on forward currency contracts	$(3,902)	$(53)	$(839)	$(274)	$1,206
Interest rate swaps	Net unrealized appreciation on interest rate swaps	—	—	—	—	—
Futures contracts	Net unrealized appreciation on futures contracts	—	—	—	—	—
		$(3,902)	$(53)	$(839)	$(274)	$1,206

American Funds Insurance Series	149

		Growth- Income Fund	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward currency contracts	$—	$—	$137	$4,862	$7,983
Forward currency	Receivables for closed forward currency contracts	—	—	5	157	874
Futures contracts	Deposits at brokers for futures contracts	—	—	—	—	—
Interest rate swaps	Variation margin for interest rate swaps	—	—	—	784	44
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$—	$142	$5,803	$8,901

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward currency contracts	$—	$—	$57	$—	$7,148
Forward currency	Payables for closed forward currency contracts	—	—	3	278	1,393
Interest rate swaps	Variation margin on interest rate swaps	—	68	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$68	$60	$278	$8,541

Net realized (loss) gain	Location on statements of operations
Forward currency	Net realized (loss) gain on forward currency contracts	$(9)	$—	$(43)	$10,839	$(3,161)
Interest rate swaps	Net realized loss on interest rate swaps	—	(1,666)	—	(9,463)	(2,498)
Futures contracts	Net realized gain on futures contracts	—	—	—	—	—
		$(9)	$(1,666)	$(43)	$1,376	$(5,659)

Net unrealized (depreciation) appreciation	Location on statements of operations
Forward currency	Net unrealized (depreciation) appreciation on forward currency contracts	$(612)	$—	$104	$6,511	$4,230
Interest rate swaps	Net unrealized depreciation on interest rate swaps	—	(9,127)	—	(7,795)	(175)
Futures contracts	Net unrealized appreciation on futures contracts	—	—	—	—	—
		$(612)	$(9,127)	$104	$(1,284)	$4,055

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		High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward currency contracts	$234	$—	$—	$—	$—
Forward currency	Receivables for closed forward currency contracts	—	—	—	—	—
Futures contracts	Deposits at brokers for futures contracts	—	—	—	887	486
Interest rate swaps	Variation margin for interest rate swaps	—	138	708	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	151	42
		$234	$138	$708	$1,038	$528

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—	$—	$—
Forward currency	Payables for closed forward currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$—	$—	$—	$—

Net realized gain (loss)	Location on statements of operations
Forward currency	Net realized gain on forward currency contracts	$872	$—	$—	$—	$—
Interest rate swaps	Net realized gain (loss) on interest rate swaps	—	222	(4,040)	—	—
Futures contracts	Net realized loss on futures contracts	—	—	—	(2,612)	(639)
		$872	$222	$(4,040)	$(2,612)	$(639)

Net unrealized appreciation (depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation on forward currency contracts	$258	$—	$—	$—	$—
Interest rate swaps	Net unrealized depreciation on interest rate swaps	—	(956)	(11,848)	—	—
Futures contracts	Net unrealized depreciation on futures contracts	—	—	—	(438)	(149)
		$258	$(956)	$(11,848)	$(438)	$(149)

American Funds Insurance Series	151

		Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward currency contracts	$—	$—	$—
Forward currency	Receivables for closed forward currency contracts	—	—	—
Futures contracts	Deposits at brokers for futures contracts	318	475	—
Interest rate swaps	Variation margin for interest rate swaps	—	—	—
Futures contracts	Variation margin on futures contracts	77	61	—
		$395	$536	$—

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—
Forward currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—
		$—	$—	$—

Net realized loss	Location on statements of operations
Forward currency	Net realized gain on forward currency contracts	$—	$—	$—
Interest rate swaps	Net realized gain on interest rate swaps	—	—	—
Futures contracts	Net realized loss on futures contracts	(2,998)	(2,253)	(23,286)
		$(2,998)	$(2,253)	$(23,286)

Net unrealized appreciation (depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation on forward currency contracts	$—	$—	$—
Interest rate swaps	Net unrealized appreciation on interest rate swaps	—	—	—
Futures contracts	Net unrealized depreciation on futures contracts	(121)	(192)	—
		$(121)	$(192)	$—

Collateral — Funds that invest in forward currency contracts, interest rate swaps and/or futures contracts participate in a collateral program. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party to the contract cannot meet its contractual obligations.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty, are settled net of each party’s payment obligation. For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the funds’ statements of assets and liabilities. The following tables present each

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fund’s forward currency contracts by counterparty as of December 31, 2014, including those that are subject to potential offset on the statements of assets and liabilities (dollars in thousands):

Global Growth Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$741	$—	$—	$—	$741
Bank of New York Mellon	625	—	—	—	625
JPMorgan Chase	1	—	—	—	1
UBS AG	1	—	—	—	1
	$1,368	$—	$—	$—	$1,368

Global Small Capitalization Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
HSBC Bank	$94	$—	$—	$—	$94
UBS AG	314	—	—	—	314
	$408	$—	$—	$—	$408
Liabilities:
Barclays Bank PLC	$1	$—	$—	$—	$1

International Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$758	$—	$—	$—	$758
Barclays Bank PLC	2,308		—	—	2,308
Citibank	309	—	—	—	309
UBS AG	726	—	—	—	726
	$4,101	$—	$—	$—	$4,101

See end of tables for footnote.

American Funds Insurance Series	153

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$33	$—	$—	$—	$33
Citibank	234	—	—	—	234
HSBC Bank	63	(2)	—	—	61
JPMorgan Chase	153	(1)	—	—	152
UBS AG	229	(95)	—	—	134
	$712	$(98)	$—	$—	$614
Liabilities:
Barclays Bank PLC	$21	$—	$—	$—	$21
HSBC Bank	2	(2)	—	—	—
JPMorgan Chase	1	(1)	—	—	—
UBS AG	95	(95)	—	—	—
	$119	$(98)	$—	$—	$21

Global Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$1	$—	$—	$—	$1
Citibank	254	—	—	—	254
JPMorgan Chase	1,009	—	—	—	1,009
	$1,264	$—	$—	$—	$1,264

Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$12	$—	$—	$—	$12
Citibank	47	—	—	—	47
HSBC Bank	21	(21)	—	—	—
JPMorgan Chase	60	(9)	—	—	51
UBS AG	2	(2)	—	—	—
	$142	$(32)	$—	$—	$110
Liabilities:
Barclays Bank PLC	$3	$—	$—	$—	$3
HSBC Bank	26	(21)	—	—	5
JPMorgan Chase	9	(9)	—	—	—
UBS AG	22	(2)	—	—	20
	$60	$(32)	$—	$—	$28

154	American Funds Insurance Series

Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Barclays Bank PLC	$93	$—	$—	$—	$93
Citibank	250	—	—	—	250
HSBC Bank	2,565	—	—	—	2,565
JPMorgan Chase	1,945	—	—	—	1,945
UBS AG	166	—	—	—	166
	$5,019	$—	$—	$—	$5,019
Liabilities:
JPMorgan Chase	$198	$—	$—	$—	$198
UBS AG	80	—	—	—	80
	$278	$—	$—	$—	$278

Global Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$643	$—	$—	$—	$643
Barclays Bank PLC	512	(386)	—	—	126
Citibank	1,957	(571)	—	—	1,386
HSBC Bank	2,534	(1,708)	—	—	826
JPMorgan Chase	1,603	(1,595)	—	—	8
UBS AG	1,608	(632)	—	—	976
	$8,857	$(4,892)	$—	$—	$3,965
Liabilities:
Bank of America, N.A.	$294	$—	$—	$—	$294
Bank of New York Mellon	2,580	—	—	—	2,580
Barclays Bank PLC	386	(386)	—	—	—
Citibank	625	(571)	—	—	54
HSBC Bank	2,000	(1,708)	—	—	292
JPMorgan Chase	2,024	(1,595)	—	—	429
UBS AG	632	(632)	—	—	—
	$8,541	$(4,892)	$—	$—	$3,649

High-Income Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of New York Mellon	$184	$—	$—	$—	$184
HSBC Bank	21	—	—	—	21
UBS AG	29	—	—	—	29
	$234	$—	$—	$—	$234

* Non-cash collateral is shown on a settlement basis.

American Funds Insurance Series	155

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2014, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2011. Global Balanced Fund and Mortgage Fund are not subject to examination by U.S. federal tax authorities for tax years before 2011, the year the funds commenced operations. Managed Risk Asset Allocation Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, the year the fund commenced operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by U.S. federal tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by U.S. federal tax authorities for tax years before 2014, the year the fund commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2010. Global Balanced Fund and Mortgage Fund are not subject to examination by state tax authorities for tax years before 2011, the year the funds commenced operations. Managed Risk Asset Allocation Fund is not subject to examination by state tax authorities for tax years before 2012, the year the fund commenced operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by state tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by state tax authorities for tax years before 2014, the year the fund commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund and Global Growth and Income Fund for tax years before 2007; Growth-Income Fund for tax years before 2010; and International Growth and Income Fund and Global Balanced Fund for tax years before 2011. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains; paydowns on fixed-income securities; net capital losses; net operating losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables in this section, some of the funds had capital loss carryforwards available at December 31, 2014. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

156	American Funds Insurance Series

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Undistributed ordinary income	$59,303	$39,763	$26,481	$27,519	$46,283	$70,798
Late year ordinary loss deferral*	—	(1,480)	—	—	—	—
Undistributed long-term capital gain	490,905	291,621	4,626,374	445,795	111,831	665,817
Capital loss carryforward utilized	—	—	—	386,250	—	24,747
Gross unrealized appreciation on investment securities	1,619,588	1,375,775	7,722,797	1,852,730	422,654	1,962,299
Gross unrealized depreciation on investment securities	(243,332)	(471,711)	(587,321)	(435,835)	(324,025)	(56,195)
Net unrealized appreciation (depreciation) on investment securities	1,376,256	904,064	7,135,476	1,416,895	98,629	1,906,104
Cost of investment securities	4,180,637	3,258,777	15,638,399	6,270,386	2,482,955	5,345,442
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	18,740	3,324	(562)	24,322	955	(2)

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Undistributed ordinary income	$7,207	$163,215	$1,651	$—	$208,311	$272
Late year ordinary loss deferral*	—	—	—	(10)	—	—
Undistributed long-term capital gain	—	3,511,162	21,495	—	1,126,260	779
Post-October capital loss deferral*	—	—	—	(316)	—	—
Capital loss carryforward:
Expiring 2017	(82,483)	—	—	—	—	—
Expiring 2018	(297)	—	—	—	—	—
	(82,780)	—	—	—	—	—
Capital loss carryforward utilized	190,917	—	—	—	—	—
Gross unrealized appreciation on investment securities	421,233	8,301,888	96,553	1,985	3,930,660	26,969
Gross unrealized depreciation on investment securities	(120,674)	(671,034)	(58,082)	(3,166)	(382,960)	(7,789)
Net unrealized appreciation (depreciation) on investment securities	300,559	7,630,854	38,471	(1,181)	3,547,700	19,180
Cost of investment securities	1,573,788	17,745,446	965,998	76,067	14,393,705	201,134
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	5,888	3,901	956	9	(5,611)	(1,136)
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	1	—	—

American Funds Insurance Series	157

	Bond Fund	Global Bond Fund	High-Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
Undistributed ordinary income	$189,634	$45,303	$19,480	$5,010	$29,066	$—
Undistributed long-term capital gain	36,263	25,248	—	—	3,636	—
Capital loss carryforward:
Expiring 2017	—	—	(45,026)	—	—	—
Capital loss carryforward utilized	—	—	32,657	2,303	18,371	—
Gross unrealized appreciation on investment securities	196,278	34,777	6,398	4,574	55,715	17
Gross unrealized depreciation on investment securities	(59,704)	(75,180)	(128,762)	(765)	(8,044)	(1)
Net unrealized appreciation (depreciation) on investment securities	136,574	(40,403)	(122,364)	3,809	47,671	16
Cost of investment securities	10,676,109	2,701,883	2,016,092	410,799	3,837,088	395,281
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	9,105	(26,841)	2,985	602	1,536	1
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	—	—	2,049

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$—	$14	$70	$—	$24,307
Late year ordinary loss deferral*	(6)	—	—	(3)	—
Undistributed long-term capital gain	—	—	—	—	48,332
Post-October capital loss deferral*	(792)	—	—	(564)	—
Capital loss carryforward:
No expiration	—	(319)	(1,316)	—	—
Capital loss carryforward utilized	126	—	—	178	87
Gross unrealized appreciation on investment securities	2,021	—	4,276	1,772	31,637
Gross unrealized depreciation on investment securities	—	(1,478)	—	—	—
Net unrealized appreciation (depreciation) on investment securities	2,021	(1,478)	4,276	1,772	31,637
Cost of investment securities	75,768	46,977	92,597	73,414	2,020,405
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	56	33	(3)	11	5,674

* These deferrals are considered incurred in the subsequent year.

158	American Funds Insurance Series

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,714	$149,231	$170,945	$21,540	$—	$21,540
Class 2	46,982	409,357	456,339	50,234	—	50,234
Class 4	185	729	914	6	—	6
Total	$68,881	$559,317	$628,198	$71,780	$—	$71,780

Global Small Capitalization Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$4,791	$5,850	$10,641	$9,160	$—	$9,160
Class 2	3,426	12,856	16,282	24,174	—	24,174
Class 4	8	35	43	3	—	3
Total	$8,225	$18,741	$26,966	$33,337	$—	$33,337

Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$101,536	$338,191	$439,727	$77,038	$—	$77,038
Class 2	120,723	770,692	891,415	142,471	—	142,471
Class 3	2,019	10,176	12,195	1,987	—	1,987
Class 4	204	355	559	32	—	32
Total	$224,482	$1,119,414	$1,343,896	$221,528	$—	$221,528

International Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$56,042	$—	$56,042	$50,434	$—	$50,434
Class 2	62,808	—	62,808	75,225	—	75,225
Class 3	586	—	586	614	—	614
Class 4	253	—	253	23	—	23
Total	$119,689	$—	$119,689	$126,296	$—	$126,296

New World Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$22,533	$136,762	$159,295	$21,178	$5,690	$26,868
Class 2	14,710	118,828	133,538	17,409	5,994	23,403
Class 4	712	2,416	3,128	93	4	97
Total	$37,955	$258,006	$295,961	$38,680	$11,688	$50,368

See end of tables for footnotes.

American Funds Insurance Series	159

Blue Chip Income and Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$110,127	$—	$110,127	$54,555	$—	$54,555
Class 2	111,072	—	111,072	66,918	—	66,918
Class 4	214	—	214	2	—	2
Total	$221,413	$—	$221,413	$121,475	$—	$121,475

Global Growth and Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$7,433	$—	$7,433	$6,810	$—	$6,810
Class 2	59,444	—	59,444	56,388	—	56,388
Class 4	55	—	55	19	—	19
Total	$66,932	$—	$66,932	$63,217	$—	$63,217

Growth-Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$160,312	$481,640	$641,952	$142,502	$—	$142,502
Class 2	182,884	707,921	890,805	185,855	—	185,855
Class 3	2,464	9,150	11,614	2,493	—	2,493
Class 4	336	338	674	32	—	32
Total	$345,996	$1,199,049	$1,545,045	$330,882	$—	$330,882

International Growth and Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$23,471	$7,090	$30,561	$19,657	$9,002	$28,659
Class 2	7,334	2,491	9,825	6,724	3,354	10,078
Class 4	564	75	639	8	3	11
Total	$31,369	$9,656	$41,025	$26,389	$12,359	$38,748

Capital Income Builder

	For the period ended December 31, 2014[1]
	Ordinary	Long-term	Total distributions
Share class	income	capital gains	paid
Class 1	$409	$—	$409
Class 2	—	—	—
Class 4	520	—	520
Total	$929	$—	$929

160	American Funds Insurance Series

Asset Allocation Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$244,441	$487,101	$731,542	$160,436	$—	$160,436
Class 2	104,039	252,911	356,950	79,271	—	79,271
Class 3	774	1,837	2,611	607	—	607
Class 4	434	247	681	4	—	4
Total	$349,688	$742,096	$1,091,784	$240,318	$—	$240,318

Global Balanced Fund

	Year ended December 31, 2014						Year ended December 31, 2013
					Total						Total
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class 1	$559		$943		$1,502		$557		$260		$817
Class 2	2,317		4,536		6,853		2,083		1,129		3,212
Class 4	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Total	$2,876		$5,479		$8,355		$2,640		$1,389		$4,029

Bond Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$106,599	$1,717	$108,316	$89,562	$43,797	$133,359
Class 2	88,930	1,704	90,634	86,573	53,541	140,114
Class 4	497	3	500	45	6	51
Total	$196,026	$3,424	$199,450	$176,180	$97,344	$273,524

Global Bond Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$21,017	$10,164	$31,181	$6,185		$7,310		$13,495
Class 2	17,806	12,830	30,636	8,801		10,402		19,203
Class 4	57	4	61	—	[2]	—	[2]	—	[2]
Total	$38,880	$22,998	$61,878	$14,986		$17,712		$32,698

High-Income Bond Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$60,248	$—	$60,248	$55,659	$—	$55,659
Class 2	55,536	—	55,536	70,100	—	70,100
Class 3	966	—	966	1,237	—	1,237
Class 4	46	—	46	5	—	5
Total	$116,796	$—	$116,796	$127,001	$—	$127,001

See end of tables for footnotes.

American Funds Insurance Series	161

Mortgage Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$2,595	$—	$2,595	$1,647		$46		$1,693
Class 2	364	—	364	296		15		311
Class 4	4	—	4	—	[2]	—	[2]	—	[2]
Total	$2,963	$—	$2,963	$1,943		$61		$2,004

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total				Total
	Ordinary	Long-term	distributions	Ordinary	Long-term		distributions
Share class	income	capital gains	paid	income	capital gains		paid
Class 1	$22,540	$—	$22,540	$35,942	$25,494		$61,436
Class 2	18,675	—	18,675	35,681	28,443		64,124
Class 3	143	—	143	318	255		573
Class 4	325	—	325	2	—	[2]	2
Total	$41,683	$—	$41,683	$71,943	$54,192		$126,135

Managed Risk Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$2	$3	$5	$1	$—	$1
Class P2	532	1,325	1,857	139	—	139
Total	$534	$1,328	$1,862	$140	$—	$140

Managed Risk International Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$2	$—	$2	$1	$—	$1
Class P2	508	—	508	113	—	113
Total	$510	$—	$510	$114	$—	$114

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$6	$—	$6	$2	$—	$2
Class P2	2,173	—	2,173	340	—	340
Total	$2,179	$—	$2,179	$342	$—	$342

162	American Funds Insurance Series

Managed Risk Growth-Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$2	$3	$5	$1	$—	$1
Class P2	641	1,587	2,228	201	—	201
Total	$643	$1,590	$2,233	$202	$—	$202

Managed Risk Asset Allocation Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$581	$—	$581	$1,126	$—	$1,126
Class P2	976	—	976	7,025	—	7,025
Total	$1,557	$—	$1,557	$8,151	$—	$8,151

[1]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[2]	Amount less than one thousand.
[3]	For the period May 1, 2013, commencement of operations, through December 31, 2013.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waiver — The series’ board of trustees approved an amended agreement for Blue Chip Income and Growth Fund effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $6.5 billion to 0.360%. During the year ended December 31, 2014, CRMC voluntarily reduced investment advisory services fees to the new rate for Blue Chip Income and Growth Fund. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2014, total investment advisory services fees waived by CRMC were $897,000.

American Funds Insurance Series	163

The range of rates and asset levels and the current annualized rates of average net assets for each fund, before and after any investment advisory services waivers, are as follows:

					For the	For the
					period ended	period ended
	Rates		Net asset level (in billions)		December 31,	December 31,
	Beginning	Ending		In excess	2014,	2014,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.52%	.52%
Global Small Capitalization Fund	.800	.635	.6	5.0	.70	.70
Growth Fund	.500	.280	.6	34.0	.33	.33
International Fund	.690	.430	.5	21.0	.50	.50
New World Fund	.850	.620	.5	2.5	.72	.72
Blue Chip Income and Growth Fund	.500	.370	.6	4.0	.40	.40
Global Growth and Income Fund	.690	.480	.6	3.0	.60	.60
Growth-Income Fund	.500	.219	.6	34.0	.27	.27
International Growth and Income Fund	.690	.530	.5	1.0	.64	.64
Capital Income Builder	.500		all		.50	.50
Asset Allocation Fund	.500	.244	.6	13.0	.28	.28
Global Balanced Fund	.660	.510	.5	1.0	.66	.66
Bond Fund	.480	.330	.6	8.0	.37	.37
Global Bond Fund	.570	.450	1.0	3.0	.53	.53
High-Income Bond Fund	.500	.420	.6	2.0	.46	.46
Mortgage Fund	.420	.290	.6	3.0	.42	.42
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.33	.33
Cash Management Fund	.320	.270	1.0	2.0	.32	.32
Managed Risk Growth Fund	.250		all		.25	.20
Managed Risk International Fund	.250		all		.25	.20
Managed Risk Blue Chip Income and Growth Fund	.250		all		.25	.20
Managed Risk Growth-Income Fund	.250		all		.25	.20
Managed Risk Asset Allocation Fund	.250		all		.25	.20

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 2	0.25%	0.25%
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement that applies to all funds except the managed risk funds. Under the agreement, each share class pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

164	American Funds Insurance Series

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Reimbursement of fees and expenses — CRMC is currently reimbursing a portion of other expenses for each of the managed risk funds so that each fund’s expenses do not exceed 0.28% of its respective average daily net assets. Other expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2014, total expenses reimbursed by CRMC were $335,000.

Class-specific expenses and reimbursements under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$152
Class 2	10,372	—	415
Class 4	22	22	1
Total class-specific expenses	$10,394	$22	$568

Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$134
Class 2	7,171	—	287
Class 4	20	20	1
Total class-specific expenses	$7,191	$20	$422

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$699
Class 2	39,295	—	1,572
Class 3	378	—	21
Class 4	25	25	1
Total class-specific expenses	$39,698	$25	$2,293

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$334
Class 2	12,035	—	481
Class 3	77	—	4
Class 4	20	20	1
Total class-specific expenses	$12,132	$20	$820

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$146
Class 2	3,067	—	123
Class 4	77	77	3
Total class-specific expenses	$3,144	$77	$272

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$309
Class 2	9,284	—	372
Class 4	6	6	—	*
Total class-specific expenses	$9,290	$6	$681

Global Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$19
Class 2	4,393	—	176
Class 4	2	3	—	*
Total class-specific expenses	$4,395	$3	$195

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$1,020
Class 2	36,520	—	1,461
Class 3	340	—	19
Class 4	30	30	1
Total class-specific expenses	$36,890	$30	$2,501

See end of tables for footnote.

American Funds Insurance Series	165

International Growth and Income Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$73
Class 2	648		—		26
Class 4	24		24		1
Total class-specific expenses	$672		$24		$100

Capital Income Builder

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$1
Class 2	—		—		—
Class 4	39		39		2
Total class-specific expenses	$39		$39		$3

Asset Allocation Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$1,111
Class 2	14,034		—		561
Class 3	74		—		4
Class 4	26		26		1
Total class-specific expenses	$14,134		$26		$1,677

Global Balanced Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$4
Class 2	427		—		17
Class 4	—		—		—
Total class-specific expenses	$427		$—		$21

Bond Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$485
Class 2	11,692		—		468
Class 4	31		32		1
Total class-specific expenses	$11,723		$32		$954

Global Bond Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$118
Class 2	3,692		—		148
Class 4	3		3		—	*
Total class-specific expenses	$3,695		$3		$266

High-Income Bond Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$93
Class 2	2,546		—		102
Class 3	33		—		2
Class 4	5		6		—	*
Total class-specific expenses	$2,584		$6		$197

Mortgage Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$24
Class 2	127		—		5
Class 4	—	*	—	*	—	*
Total class-specific expenses	$127		$—	*	$29

U.S. Government/AAA-Rated Securities Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$167
Class 2	4,463		—		179
Class 3	24		—		1
Class 4	22		22		1
Total class-specific expenses	$4,509		$22		$348

Cash Management Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$5
Class 2	906		—		36
Class 3	14		—		1
Class 4	6		6		—	*
Total class-specific expenses	$926		$6		$42

Managed Risk Growth Fund

			Insurance
	Distribution		administrative
	services		services
Class P1	$—		$—
Class P2	122		122
Total class-specific expenses	$122		$122

Managed Risk International Fund

			Insurance
	Distribution		administrative
	services		services
Class P1	$—		$—
Class P2	71		71
Total class-specific expenses	$71		$71

166	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$—
Class P2	121	121
Total class-specific expenses	$121	$121

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$—
Class P2	105	105
Total class-specific expenses	$105	$105

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$476
Class P2	3,407	3,407
Total class-specific expenses	$3,407	$3,883

* Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

			Increase in value of		Total trustees’
	Current fees		deferred amounts		compensation
Global Growth Fund	$50		$5		$55
Global Small Capitalization Fund	37		3		40
Growth Fund	200		47		247
International Fund	75		21		96
New World Fund	23		2		25
Blue Chip Income and Growth Fund	57		4		61
Global Growth and Income Fund	17		1		18
Growth-Income Fund	216		53		269
International Growth and Income Fund	9		—		9
Capital Income Builder	—	*	—		—	*
Asset Allocation Fund	142		16		158
Global Balanced Fund	2		—	*	2
Bond Fund	81		7		88
Global Bond Fund	23		1		24
High-Income Bond Fund	17		5		22
Mortgage Fund	2		—	*	2
U.S. Government/AAA-Rated Securities Fund	30		5		35
Cash Management Fund	4		2		6
Managed Risk Growth Fund	—	*	—	*	—	*
Managed Risk International Fund	—	*	—	*	—	*
Managed Risk Blue Chip Income and Growth Fund	—	*	—	*	—	*
Managed Risk Growth-Income Fund	—	*	—	*	—	*
Managed Risk Asset Allocation Fund	11		—	*	11

* Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the series.

American Funds Insurance Series	167

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1,2]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$184,637	6,455	$170,945	6,260		$(174,151)	(6,124)	$181,431	6,591
Class 2	63,364	2,246	456,339	16,834		(541,744)	(19,183)	(22,041)	(103)
Class 4	19,507	693	914	33		(1,305)	(47)	19,116	679
Total net increase (decrease)	$267,508	9,394	$628,198	23,127		$(717,200)	(25,354)	$178,506	7,167

Year ended December 31, 2013
Class 1	$258,243	10,345	$21,540	764		$(652,054)	(23,190)	$(372,271)	(12,081)
Class 2	273,799	12,031	50,234	1,788		(692,022)	(26,313)	(367,989)	(12,494)
Class 4	881	30	5	—	[3]	(79)	(2)	807	28
Total net increase (decrease)	$532,923	22,406	$71,779	2,552		$(1,344,155)	(49,505)	$(739,453)	(24,547)

Global Small Capitalization Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$271,446	10,305	$10,641	409		$(129,888)	(4,940)	$152,199	5,774
Class 2	61,975	2,423	16,282	630		(344,027)	(13,338)	(265,770)	(10,285)
Class 4	11,043	422	43	1		(3,103)	(119)	7,983	304
Total net increase (decrease)	$344,464	13,150	$26,966	1,040		$(477,018)	(18,397)	$(105,588)	(4,207)

Year ended December 31, 2013

Class 1	$285,973	12,430	$9,160	410		$(337,663)	(15,049)	$(42,530)	(2,209)
Class 2	58,648	2,581	24,174	1,098		(399,343)	(17,694)	(316,521)	(14,015)
Class 4	4,861	201	3	—3		(1,241)	(50)	3,623	151
Total net increase (decrease)	$349,482	15,212	$33,337	1,508		$(738,247)	(32,793)	$(355,428)	(16,073)

Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$427,546	5,435	$439,268	5,684		$(902,919)	(11,466)	$(36,105)	(347)
Class 2	161,775	2,066	891,416	11,588		(2,361,274)	(30,194)	(1,308,083)	(16,540)
Class 3	818	10	12,194	157		(26,290)	(333)	(13,278)	(166)
Class 4	19,956	255	559	7		(2,162)	(28)	18,353	234
Total net increase (decrease)	$610,095	7,766	$1,343,437	17,436		$(3,292,645)	(42,021)	$(1,339,113)	(16,819)

Year ended December 31, 2013

Class 1	$294,640	4,226	$77,034	1,051		$(2,235,166)	(32,949)	$(1,863,492)	(27,672)
Class 2	157,902	2,305	142,471	1,972		(2,838,847)	(41,366)	(2,538,474)	(37,089)
Class 3	1,530	21	1,987	27		(27,728)	(401)	(24,211)	(353)
Class 4	4,782	67	32	1		(399)	(6)	4,415	62
Total net increase (decrease)	$458,854	6,619	$221,524	3,051		$(5,102,140)	(74,722)	$(4,421,762)	(65,052)

168	American Funds Insurance Series

International Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$380,142	17,940	$56,042	2,782	$(341,755)	(16,103)	$94,429	4,619
Class 2	227,750	10,810	62,808	3,135	(1,641,111)	(78,073)	(1,350,553)	(64,128)
Class 3	229	10	585	29	(7,077)	(334)	(6,263)	(295)
Class 4	17,887	843	253	13	(1,144)	(54)	16,996	802
Total net increase (decrease)	$626,008	29,603	$119,688	5,959	$(1,991,087)	(94,564)	$(1,245,391)	(59,002)

Year ended December 31, 2013

Class 1	$248,721	12,978	$50,434	2,504	$(1,206,929)	(63,495)	$(907,774)	(48,013)
Class 2	213,458	11,190	75,225	3,750	(865,300)	(45,337)	(576,617)	(30,397)
Class 3	685	35	614	31	(6,904)	(362)	(5,605)	(296)
Class 4	2,148	110	23	1	(194)	(10)	1,977	101
Total net increase (decrease)	$465,012	24,313	$126,296	6,286	$(2,079,327)	(109,204)	$(1,488,019)	(78,605)

New World Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$324,674	13,748	$159,199	6,820	$(159,490)	(6,712)	$324,383	13,856
Class 2	67,274	3,007	133,538	5,749	(199,405)	(8,528)	1,407	228
Class 4	66,188	2,863	3,128	137	(4,760)	(202)	64,556	2,798
Total net increase (decrease)	$458,136	19,618	$295,865	12,706	$(363,655)	(15,442)	$390,346	16,882

Year ended December 31, 2013

Class 1	$291,376	12,346	$26,867	1,123	$(189,247)	(7,862)	$128,996	5,607
Class 2	67,014	2,889	23,403	991	(277,349)	(11,889)	(186,932)	(8,009)
Class 4	8,180	339	96	4	(188)	(8)	8,088	335
Total net increase (decrease)	$366,570	15,574	$50,366	2,118	$(466,784)	(19,759)	$(49,848)	(2,067)

Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$634,484	44,701	$109,528	7,600		$(357,453)	(25,605)	$386,559	26,696
Class 2	30,187	2,104	111,072	7,771		(593,568)	(42,833)	(452,309)	(32,958)
Class 4	11,406	792	215	15		(2,557)	(182)	9,064	625
Total net increase (decrease)	$676,077	47,597	$220,815	15,386		$(953,578)	(68,620)	$(56,686)	(5,637)

Year ended December 31, 2013

Class 1	$986,042	89,659	$54,549	4,323		$(174,356)	(14,648)	$866,235	79,334
Class 2	13,596	1,173	66,918	5,356		(663,556)	(57,363)	(583,042)	(50,834)
Class 4	101	8	2	—	[3]	— [3]	— [3]	103	8
Total net increase (decrease)	$999,739	90,840	$121,469	9,679		$(837,912)	(72,011)	$283,296	28,508

See end of tables for footnotes.

American Funds Insurance Series	169

Global Growth and Income Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$34,831	2,706	$7,340	582	$(51,693)	(4,103)	$(9,522)	(815)
Class 2	29,379	2,291	59,444	4,718	(264,395)	(20,538)	(175,572)	(13,529)
Class 4	1,666	129	55	4	(780)	(61)	941	72
Total net increase (decrease)	$65,876	5,126	$66,839	5,304	$(316,868)	(24,702)	$(184,153)	(14,272)

Year ended December 31, 2013

Class 1	$38,885	3,340	$6,806	566	$(52,061)	(4,474)	$(6,370)	(568)
Class 2	35,387	3,082	56,388	4,700	(421,844)	(36,504)	(330,069)	(28,722)
Class 4	678	56	19	2	(162)	(13)	535	45
Total net increase (decrease)	$74,950	6,478	$63,213	5,268	$(474,067)	(40,991)	$(335,904)	(29,245)

Growth-Income Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$1,350,590	26,045	$641,213	12,554	$(1,449,140)	(28,021)	$542,663	10,578
Class 2	146,775	2,843	890,805	17,580	(2,265,133)	(44,088)	(1,227,553)	(23,665)
Class 3	1,337	25	11,614	227	(29,526)	(570)	(16,575)	(318)
Class 4	28,729	553	674	13	(2,803)	(54)	26,600	512
Total net increase (decrease)	$1,527,431	29,466	$1,544,306	30,374	$(3,746,602)	(72,733)	$(674,865)	(12,893)

Year ended December 31, 2013

Class 1	$970,097	21,875	$142,493	2,962	$(3,617,332)	(84,723)	$(2,504,742)	(59,886)
Class 2	101,521	2,274	185,855	3,897	(2,617,064)	(59,419)	(2,329,688)	(53,248)
Class 3	1,397	31	2,493	52	(28,707)	(644)	(24,817)	(561)
Class 4	3,337	72	32	1	(357)	(8)	3,012	65
Total net increase (decrease)	$1,076,352	24,252	$330,873	6,912	$(6,263,460)	(144,794)	$(4,856,235)	(113,630)

International Growth and Income Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$135,449	7,581	$30,562	1,854	$(65,051)	(3,745)	$100,960	5,690
Class 2	16,759	964	9,825	597	(18,584)	(1,055)	8,000	506
Class 4	21,190	1,211	639	39	(921)	(52)	20,908	1,198
Total net increase (decrease)	$173,398	9,756	$41,026	2,490	$(84,556)	(4,852)	$129,868	7,394

Year ended December 31, 2013

Class 1	$432,753	27,502	$28,659	1,689	$(45,474)	(2,646)	$415,938	26,545
Class 2	21,144	1,309	10,078	596	(31,345)	(1,880)	(123)	25
Class 4	791	45	11	1	(105)	(6)	697	40
Total net increase (decrease)	$454,688	28,856	$38,748	2,286	$(76,924)	(4,532)	$416,512	26,610

170	American Funds Insurance Series

Capital Income Builder

	Proceeds from initial capitalization			Sales[1]				Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014[4]

Class 1	$19,998	2,000		$154		16		$409		41		$(36)	(4)	$20,525	2,053
Class 2	1	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	—	1	—	[3]
Class 4	1	—	[3]	56,746		5,678		520		53		(1,130)	(113)	56,137	5,618
Total net increase (decrease)	$20,000	2,000		$56,900		5,694		$929		94		$(1,166)	(117)	$76,663	7,671

Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$1,900,080	84,968	$731,542	33,258	$(1,038,802)	(46,153)	$1,592,820	72,073
Class 2	155,081	6,998	356,950	16,361	(715,536)	(32,277)	(203,505)	(8,918)
Class 3	1,259	57	2,611	118	(6,288)	(281)	(2,418)	(106)
Class 4	32,797	1,481	681	31	(2,050)	(94)	31,428	1,418
Total net increase (decrease)	$2,089,217	93,504	$1,091,784	49,768	$(1,762,676)	(78,805)	$1,418,325	64,467

Year ended December 31, 2013

Class 1	$1,917,257	91,983	$160,436	7,366	$(459,506)	(22,330)	$1,618,187	77,019
Class 2	214,460	10,499	79,271	3,677	(851,000)	(41,687)	(557,269)	(27,511)
Class 3	1,510	72	607	28	(5,389)	(259)	(3,272)	(159)
Class 4	487	22	4	—	— [3]	— [3]	491	22
Total net increase (decrease)	$2,133,714	102,576	$240,318	11,071	$(1,315,895)	(64,276)	$1,058,137	49,371

Global Balanced Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2014

Class 1	$229	20	$1,503		134		$(127)	(11)	$1,605		143
Class 2	29,687	2,589	6,852		616		(9,380)	(820)	27,159		2,385
Class 4	—	—	—	[3]	—	[3]	—	—	—	[3]	—	[3]
Total net increase (decrease)	$29,916	2,609	$8,355		750		$(9,507)	(831)	$28,764		2,528

Year ended December 31, 2013

Class 1	$377	35	$817		73		$(184)	(17)	$1,010		91
Class 2	33,820	3,112	3,212		288		(13,106)	(1,202)	23,926		2,198
Class 4	—	—	—	[3]	—	[3]	—	—	—	[3]	—	[3]
Total net increase (decrease)	$34,197	3,147	$4,029		361		$(13,290)	(1,219)	$24,936		2,289

See end of tables for footnotes.

American Funds Insurance Series	171

Bond Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$754,186	68,208	$107,710	9,742	$(542,787)	(48,790)	$319,109	29,160
Class 2	177,278	16,106	90,634	8,290	(619,817)	(56,644)	(351,905)	(32,248)
Class 4	31,784	2,869	501	45	(5,766)	(522)	26,519	2,392
Total net increase (decrease)	$963,248	87,183	$198,845	18,077	$(1,168,370)	(105,956)	$(6,277)	(696)

Year ended December 31, 2013

Class 1	$1,279,497	115,702	$133,350	12,270	$(615,210)	(54,877)	$797,637	73,095
Class 2	408,953	37,839	140,114	13,025	(587,137)	(53,583)	(38,070)	(2,719)
Class 4	3,160	289	51	5	(191)	(18)	3,020	276
Total net increase (decrease)	$1,691,610	153,830	$273,515	25,300	$(1,202,538)	(108,478)	$762,587	70,652

Global Bond Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$241,123	19,710	$31,181		2,593		$(156,449)	(12,855)	$115,855	9,448
Class 2	24,571	2,029	30,636		2,560		(157,807)	(13,005)	(102,600)	(8,416)
Class 4	4,775	392	61		5		(626)	(52)	4,210	345
Total net increase (decrease)	$270,469	22,131	$61,878		5,158		$(314,882)	(25,912)	$17,465	1,377

Year ended December 31, 2013

Class 1	$400,246	33,288	$13,495		1,134		$(240,206)	(20,328)	$173,535	14,094
Class 2	74,483	6,243	19,203		1,622		(198,058)	(16,777)	(104,372)	(8,912)
Class 4	10	1	—	[3]	—	[3]	— [3]	— [3]	10	1
Total net increase (decrease)	$474,739	39,532	$32,698		2,756		$(438,264)	(37,105)	$69,173	5,183

High-Income Bond Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]			Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount		Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$226,447	20,029	$60,198	5,726			$(69,861)	(6,187)	$216,784	19,568
Class 2	27,460	2,460	55,536	5,341			(167,244)	(15,003)	(84,248)	(7,202)
Class 3	1,235	109	966	91			(4,384)	(388)	(2,183)	(188)
Class 4	5,476	487	46	4			(5,386)	(472)	136	19
Total net increase (decrease)	$260,618	23,085	$116,746	11,162			$(246,875)	(22,050)	$130,489	12,197

Year ended December 31, 2013

Class 1	$176,901	15,477	$55,635	5,010			$(271,595)	(23,719)	$(39,059)	(3,232)
Class 2	55,098	4,920	70,100	6,387			(199,655)	(17,691)	(74,457)	(6,384)
Class 3	2,555	222	1,237	111			(6,052)	(528)	(2,260)	(195)
Class 4	92	8	5	—	[3]	’	— [3]	— [3]	97	8
Total net increase (decrease)	$234,646	20,627	$126,977	11,508			$(477,302)	(41,938)	$(115,679)	(9,803)

172	American Funds Insurance Series

Mortgage Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2014

Class 1	$98,137	9,226	$2,596		243		$(16,394)	(1,558)	$84,339		7,911
Class 2	7,547	713	364		34		(6,687)	(633)	1,224		114
Class 4	978	92	3		—	[3]	(513)	(48)	468		44
Total net increase (decrease)	$106,662	10,031	$2,963		277		$(23,594)	(2,239)	$86,031		8,069

Year ended December 31, 2013

Class 1	$131,740	12,668	$1,693		165		$(18,122)	(1,746)	$115,311		11,087
Class 2	11,184	1,078	311		30		(10,545)	(1,019)	950		89
Class 4	—	—	—	[3]	—	[3]	—	—	—	[3]	—	[3]
Total net increase (decrease)	$142,924	13,746	$2,004		195		$(28,667)	(2,765)	$116,261		11,176

U.S. Government AAA-Rated Securities Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$137,157	11,139	$22,540	1,819		$(82,815)	(6,714)	$76,882	6,244
Class 2	28,567	2,357	18,675	1,521		(200,417)	(16,407)	(153,175)	(12,529)
Class 3	1,459	118	143	11		(3,611)	(293)	(2,009)	(164)
Class 4	41,142	3,315	325	26		(20,338)	(1,649)	21,129	1,692
Total net increase (decrease)	$208,325	16,929	$41,683	3,377		$(307,181)	(25,063)	$(57,173)	(4,757)

Year ended December 31, 2013

Class 1	$160,004	12,948	$61,436	5,042		$(336,723)	(27,279)	$(115,283)	(9,289)
Class 2	61,544	5,019	64,124	5,311		(195,682)	(16,029)	(70,014)	(5,699)
Class 3	1,142	93	573	47		(6,009)	(488)	(4,294)	(348)
Class 4	452	38	2	—	[3]	(27)	(2)	427	36
Total net increase (decrease)	$223,142	18,098	$126,135	10,400		$(538,441)	(43,798)	$(189,164)	(15,300)

Cash Management Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class 1	$30,209	2,674	$—	—	$(38,206)	(3,382)	$(7,997)	(708)
Class 2	155,395	14,015	—	—	(217,194)	(19,587)	(61,799)	(5,572)
Class 3	4,241	379	—	—	(4,604)	(411)	(363)	(32)
Class 4	14,839	1,316	—	—	(7,600)	(674)	7,239	642
Total net increase (decrease)	$204,684	18,384	$—	—	$(267,604)	(24,054)	$(62,920)	(5,670)

Year ended December 31, 2013

Class 1	$26,858	2,372	$—	—	$(36,064)	(3,184)	$(9,206)	(812)
Class 2	210,456	18,884	—	—	(272,642)	(24,465)	(62,186)	(5,581)
Class 3	6,711	597	—	—	(9,101)	(810)	(2,390)	(213)
Class 4	—	—	—	—	—	—	—	—
Total net increase (decrease)	$244,025	21,853	$—	—	$(317,807)	(28,459)	$(73,782)	(6,606)

See end of tables for footnotes.

American Funds Insurance Series	173

Managed Risk Growth Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class P1	$—	—	$23	2	$5	—	[3]	$(6)	(1)	$22	1
Class P2	—	—	58,735	5,108	1,857	164		(8,675)	(742)	51,917	4,530
Total net increase (decrease)	$—	—	$58,758	5,110	$1,862	164		$(8,681)	(743)	$51,939	4,531

Year ended December 31, 2013[5]

Class P1	$100	10	$50	5	$1	—	[3]	$(1)	— [3]	$150	15
Class P2	4,900	490	22,269	2,059	139	12		(1,358)	(126)	25,950	2,435
Total net increase (decrease)	$5,000	500	$22,319	2,064	$140	12		$(1,359)	(126)	$26,100	2,450

Managed Risk International Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class P1	$—	—	$14	1	$2	—	[3]	$— [3]	— [3]	$16	1
Class P2	—	—	38,069	3,583	508	50		(6,673)	(626)	31,904	3,007
Total net increase (decrease)	$—	—	$38,083	3,584	$510	50		$(6,673)	(626)	$31,920	3,008

Year ended December 31, 2013[5]

Class P1	$100	10	$—	—	$1	—	[3]	$— [3]	— [3]	$101	10
Class P2	4,900	490	11,094	1,073	113	11		(228)	(23)	15,879	1,551
Total net increase (decrease)	$5,000	500	$11,094	1,073	$114	11		$(228)	(23)	$15,980	1,561

Managed Risk Blue Chip Income and Growth Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class P1	$—	—	$86	7	$6	—	[3]	$(2)	— [3]	$90	7
Class P2	—	—	77,239	6,603	2,173	185		(9,167)	(776)	70,245	6,012
Total net increase (decrease)	$—	—	$77,325	6,610	$2,179	185		$(9,169)	(776)	$70,335	6,019

Year ended December 31, 2013[5]

Class P1	$100	10	$11	1	$2	—	[3]	$— [3]	— [3]	$113	11
Class P2	4,900	490	19,819	1,894	340	32		(431)	(41)	24,628	2,375
Total net increase (decrease)	$5,000	500	$19,830	1,895	$342	32		$(431)	(41)	$24,741	2,386

174	American Funds Insurance Series

Managed Risk Growth-Income Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class P1	$—	—	$21	2	$5	—	[3]	$— [3]	— [3]	$26	2
Class P2	—	—	60,935	5,124	2,228	191		(10,957)	(913)	52,206	4,402
Total net increase (decrease)	$—	—	$60,956	5,126	$2,233	191		$(10,957)	(913)	$52,232	4,404

Year ended December 31, 2013[5]

Class P1	$100	10	$6	1	$1	—	[3]	$—	—	$107	11
Class P2	4,900	490	17,350	1,603	201	18		(226)	(21)	22,225	2,090
Total net increase (decrease)	$5,000	500	$17,356	1,604	$202	18		$(226)	(21)	$22,332	2,101

Managed Risk Asset Allocation Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class P1	$158,370	13,095	$581	47	$(9)	(1)	$158,942	13,141
Class P2	996,253	82,884	976	80	(55,636)	(4,564)	941,593	78,400
Total net increase (decrease)	$1,154,623	95,979	$1,557	127	$(55,645)	(4,565)	$1,100,535	91,541

Year ended December 31, 2013

Class P1	$98,804	8,801	$1,126	96	$(5,829)	(521)	$94,101	8,376
Class P2	728,422	64,675	7,025	598	(11,691)	(1,045)	723,756	64,228
Total net increase (decrease)	$827,226	73,476	$8,151	694	$(17,520)	(1,566)	$817,857	72,604

[1]	Includes exchanges between share classes of the fund.
[2]	For the year ended December 31, 2013, includes amounts and shares issued to acquire the net assets of Global Discovery Fund.
[3]	Amount less than one thousand.
[4]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[5]	For the period May 1, 2013, commencement of operations, through December 31, 2013.

9. Investment transactions and other disclosures

The following tables present additional information for the year ended December 31, 2014 (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$1,214,443	$1,091,298	$6,355,268	$1,381,380	$857,727	$2,394,238
Sales of investment securities*	1,690,492	1,092,048	9,239,217	2,813,994	1,002,804	2,467,058
Non-U.S. taxes paid on dividend income	6,390	1,373	5,371	14,086	3,395	1,088
Non-U.S. taxes paid on interest income	—	—	—	—	78	—
Non-U.S. taxes paid on realized gains	—	—	—	—	1	—
Non-U.S. taxes provided on unrealized gains	135	—	—	1,982	4,958	—
Dividends from affiliated issuers	—	222	3,067	—	—	—
Net realized gain from affiliated issuers	—	1,449	—	—	—	—

See end of tables for footnote.

American Funds Insurance Series	175

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Purchases of investment securities*	$513,379	$5,771,695	$401,141	$81,414	$11,996,691	$138,697
Sales of investment securities*	722,344	8,128,463	308,572	10,688	11,766,369	131,288
Non-U.S. taxes paid on dividend income	3,174	6,395	2,215	23	3,269	184
Non-U.S. taxes paid on interest income	—	—	—	—	—	9
Non-U.S. taxes paid on realized gains	—	—	—	—	—	2
Non-U.S. taxes provided on unrealized gains	5	3,569	193	—	108	3
Dividends from affiliated issuers	1,316	—	—	—	—	—
Net realized gain from affiliated issuers	—	—	—	—	—	—

					U.S.
			High-		Government/
		Global	Income		AAA-Rated	Cash
	Bond	Bond	Bond	Mortgage	Securities	Management
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$25,849,455	$4,243,921	$1,152,794	$2,238,799	$9,996,605	$—
Sales of investment securities*	25,947,835	4,324,239	995,578	2,189,452	10,220,255	—
Non-U.S. taxes paid on dividend income	—	—	—	—	—	—
Non-U.S. taxes paid on interest income	69	431	19	—	—	—
Non-U.S. taxes refunded on realized gains	(9)	—	—	—	—	—
Non-U.S. taxes provided on unrealized gains	76	91	10	—	—	—
Dividends from affiliated issuers	—	—	—	—	—	—
Net realized gain from affiliated issuers	—	—	—	—	—	—

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$57,281	$36,102	$73,235	$58,078	$1,131,547
Sales of investment securities*	10,860	6,599	11,151	12,069	47,131
Non-U.S. taxes paid on dividend income	—	—	—	—	—
Non-U.S. taxes paid on interest income	—	—	—	—	—
Non-U.S. taxes paid on realized gains	—	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	—	—	—	—
Dividends from affiliated issuers	901	700	2,611	957	30,954
Net realized gain from affiliated issuers	1,399	743	2,062	1,859	7,887

* Excludes short-term securities and U.S. government obligations, if any.

10. Ownership concentration

At December 31, 2014, CRMC held aggregate ownership of 27% and 17% of the outstanding shares of Capital Income Builder and Global Balanced Fund, respectively. The ownership represents the seed money invested in the funds when each fund began operations.

176	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/14	$30.11	$.31	$.40	$.71	$(.40)	$(2.94)	$(3.34)	$27.48	2.52%	$1,558		.55%		1.08%
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508		.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466		.56		1.38
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277		.55		1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227		.56		1.54
Class 2:
12/31/14	29.92	.24	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992		.80		.85
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379		.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723		.81		1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535		.80		1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308		.81		1.30
Class 4:
12/31/14	30.07	.07	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1		1.06		.43
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27 [5]	—	[6]	.02	[2,5]	.04 [2,5]

Global Small Capitalization Fund

Class 1:
12/31/14	$25.69	$.09	$.52	$.61	$(.09)	$(.12)	$(.21)	$26.09	2.36%	$1,411		.74%		.34%
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241		.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019		.75		.46
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795		.74		.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818		.75		.69
Class 2:
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738		.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955		.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603		1.00		.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450		.99		.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189		1.00		.45
Class 4:
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4		1.24		(.50)
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80 [5]	—	[6]	.04	[2,5]	.04 [2,5]

See end of tables for footnotes.

American Funds Insurance Series	177

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/14	$78.54	$.88	[7]	$5.79	$6.67	$(1.16)	$(3.90)	$(5.06)	$80.15	8.78%	$7,118		.35%		1.12%[7]
12/31/13	60.90	.64		17.84	18.48	(.84)	—	(.84)	78.54	30.43	7,003		.35		.93
12/31/12	52.07	.63		8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116		.35		1.10
12/31/11	54.78	.45		(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426		.34		.81
12/31/10	46.45	.49		8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011		.34		1.02
Class 2:
12/31/14	77.94	.68	[7]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413		.60		.87	[7]
12/31/13	60.45	.47		17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334		.60		.68
12/31/12	51.68	.47		8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911		.60		.83
12/31/11	54.35	.30		(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701		.59		.55
12/31/10	46.10	.36		8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896		.59		.76
Class 3:
12/31/14	78.62	.74	[7]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208		.53		.94	[7]
12/31/13	60.97	.52		17.84	18.36	(.71)	—	(.71)	78.62	30.20	216		.53		.75
12/31/12	52.13	.53		8.83	9.36	(.52)	—	(.52)	60.97	17.97	189		.53		.92
12/31/11	54.82	.34		(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189		.52		.62
12/31/10	46.49	.40		8.31	8.71	(.38)	—	(.38)	54.82	18.76	232		.52		.82
Class 4:
12/31/14	78.32	.37	[7]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24		.85		.47	[7]
12/31/13	60.90	.29		17.90	18.19	(.77)	—	(.77)	78.32	29.96	5		.85		.40
12/31/12[3,4]	60.55	.03		.78	.81	(.46)	—	(.46)	60.90	1.33 [5]	—	[6]	.02	[2,5]	.05	[2,5]

International Fund

Class 1:
12/31/14	$21.22	$.30		$(.81)	$(.51)	$(.36)	$—	$(.36)	$20.35	(2.41)%	$3,282		.54%		1.43%
12/31/13	17.68	.27		3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324		.54		1.41
12/31/12	15.21	.30		2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618		.54		1.81
12/31/11	18.05	.35		(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314		.53		2.03
12/31/10	17.17	.28		.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490		.53		1.69
Class 2:
12/31/14	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374		.79		1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916		.79		1.15
12/31/12	15.16	.26		2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465		.79		1.57
12/31/11	17.98	.31		(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210		.78		1.81
12/31/10	17.11	.24		.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615		.78		1.46
Class 3:
12/31/14	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38		.72		1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	—	(.28)	21.24	21.67	46		.72		1.22
12/31/12	15.23	.27		2.47	2.74	(.27)	—	(.27)	17.70	17.97	44		.72		1.65
12/31/11	18.05	.33		(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43		.71		1.90
12/31/10	17.18	.26		.97	1.23	(.36)	—	(.36)	18.05	7.26	61		.71		1.54
Class 4:
12/31/14	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18		1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	—	(.30)	21.16	21.48	2		1.04		(.07)
12/31/12[3,4]	17.79	.01		.16	.17	(.28)	—	(.28)	17.68	.98 [5]	—	[6]	.02	[2,5]	.05	[2,5]

178	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
12/31/14	$25.08	$.29	[7]	$(1.92)	$(1.63)	$(.29)	$(2.44)	$(2.73)	$20.72	(7.63)%	$1,433		.78%		1.23%[7]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
12/31/12	19.65	.33		3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140		.79		1.54
12/31/11	23.28	.36		(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826		.78		1.62
12/31/10	20.04	.37		3.25	3.62	(.38)	—	(.38)	23.28	18.20	774		.80		1.76
Class 2:
12/31/14	24.88	.24	[7]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[7]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
12/31/12	19.50	.28		3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04		1.31
12/31/11	23.09	.30		(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350		1.03		1.37
12/31/10	19.89	.31		3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739		1.05		1.52
Class 4:
12/31/14	24.99	.09	[7]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[7]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56
12/31/12[3,4]	22.83	.01		.35	.36	(.26)	—	(.26)	22.93	1.58 [5]	—	[6]	.04	[2,5]	.04	[2,5]

Blue Chip Income and Growth Fund

Class 1:
12/31/14	$13.12	$.46	[7]	$1.59	$2.05	$(.48)	$—	$(.48)	$14.69	15.69%	$3,542		.42%		3.31%[7]
12/31/13	10.05	.27		3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814		.42		2.27
12/31/12	9.00	.24		1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357		.43		2.41
12/31/11	9.25	.19		(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992		.42		2.08
12/31/10	8.37	.18		.87	1.05	(.17)	—	(.17)	9.25	12.61	674		.44		2.10
Class 2:
12/31/14	13.02	.44	[7]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722		.67		3.14	[7]
12/31/13	9.97	.23		3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755		.67		2.03
12/31/12	8.93	.21		1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382		.68		2.17
12/31/11	9.18	.17		(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340		.67		1.83
12/31/10	8.31	.16		.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677		.69		1.87
Class 4:
12/31/14	13.12	.34	[7]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9		.92		2.33	[7]
12/31/13	10.05	.18		3.15	3.33	(.26)	—	(.26)	13.12	33.27	—	[6]	.86		1.39
12/31/12[3,4]	10.20	.01		.03	.04	(.19)	—	(.19)	10.05	.38 [5]	—	[6]	.02	[2,5]	.10	[2,5]

Global Growth and Income Fund

Class 1:
12/31/14	$12.53	$.43	[7]	$.31	$.74	$(.49)	$—	$(.49)	$12.78	6.00%	$200		.63%		3.34%[7]
12/31/13	10.56	.39		2.00	2.39	(.42)	—	(.42)	12.53	22.81	206		.62		3.35
12/31/12	9.20	.25		1.39	1.64	(.28)	—	(.28)	10.56	17.93	180		.62		2.56
12/31/11	9.96	.28		(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161		.61		2.86
12/31/10	9.14	.23		.85	1.08	(.26)	—	(.26)	9.96	12.02	171		.61		2.54
Class 2:
12/31/14	12.51	.41	[7]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685		.88		3.22	[7]
12/31/13	10.54	.36		2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822		.87		3.09
12/31/12	9.19	.23		1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837		.87		2.31
12/31/11	9.94	.25		(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839		.86		2.60
12/31/10	9.12	.21		.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130		.86		2.28
Class 4:
12/31/14	12.50	.30	[7]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[7]
12/31/13	10.55	.28		2.09	2.37	(.42)	—	(.42)	12.50	22.60	1		1.12		2.27
12/31/12[3,4]	10.64	.01		.13	.14	(.23)	—	(.23)	10.55	1.27 [5]	—	[6]	.03	[2,5]	.08	[2,5]

See end of tables for footnotes.

American Funds Insurance Series	179

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
12/31/14	$50.72	$.81	$4.57	$5.38	$(.80)	$(2.54)	$(3.34)	$52.76	10.91%	$10,812		.29%		1.56%
12/31/13	38.48	.66	12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857		.29		1.49
12/31/12	33.27	.66	5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782		.29		1.79
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496		.28		1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370		.29		1.76
Class 2:
12/31/14	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337		.54		1.31
12/31/13	38.24	.55	12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980		.54		1.25
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403		.54		1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235		.53		1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668		.54		1.52
Class 3:
12/31/14	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185		.47		1.38
12/31/13	38.52	.58	12.32	12.90	(.65)	—	(.65)	50.77	33.58	193		.47		1.32
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168		.47		1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172		.46		1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209		.47		1.59
Class 4:
12/31/14	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30		.79		1.11
12/31/13	38.47	.45	12.33	12.78	(.69)	—	(.69)	50.56	33.32	3		.79		.96
12/31/12[3,4]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02 [5]	—	[6]	.01	[2,5]	.03	[2,5]

International Growth and Income Fund

Class 1:
12/31/14	$17.48	$.58	$(1.09)	$(.51)	$(.53)	$(.17)	$(.70)	$16.27	(2.93)%	$740		.68%		3.32%
12/31/13	15.29	.44	2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696		.69		2.63
12/31/12	13.40	.37	1.89	2.26	(.37)	—	(.37)	15.29	16.84	203		.74		2.50
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35		.73		3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32		.74		2.61
Class 2:
12/31/14	17.43	.56	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248		.93		3.21
12/31/13	15.25	.38	2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225		.99		2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199		.98		2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180		.99		2.37
Class 4:
12/31/14	17.45	.26	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52
12/31/13	15.29	.03	2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18
12/31/12[3,4]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62 [5]	—	[6]	.04	[2,5]	.07	[2,5]

Capital Income Builder

Class 1:
12/31/14[3,8]	$10.00	$.19	$(.18)	$.01	$(.19)	$(.01)	$(.20)	$9.81	.12%	$20		.56%[9]		2.87%[9]
Class 2:
12/31/14[3,8]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,10]	—	[6]	.47	[5,9,10]	2.94	[5,9,10]
Class 4:
12/31/14[3,8]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)	55		1.06	[9]	2.08	[9]

180	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/14	$22.49	$.44		$.81	$1.25	$(.39)	$(1.12)	$(1.51)	$22.23	5.66%		$11,997		.30%		1.95%
12/31/13	18.43	.35		4.07	4.42	(.36)	—	(.36)	22.49	24.04		10,515		.31		1.71
12/31/12	16.17	.37		2.28	2.65	(.39)	—	(.39)	18.43	16.44		7,199		.31		2.11
12/31/11	16.28	.37		(.12)	.25	(.36)	—	(.36)	16.17	1.56		5,932		.31		2.25
12/31/10	14.75	.35		1.52	1.87	(.34)	—	(.34)	16.28	12.75		5,235		.31		2.33
Class 2:
12/31/14	22.33	.37		.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40		5,494		.55		1.69
12/31/13	18.31	.30		4.03	4.33	(.31)	—	(.31)	22.33	23.69		5,760		.56		1.47
12/31/12	16.06	.33		2.27	2.60	(.35)	—	(.35)	18.31	16.19		5,225		.56		1.86
12/31/11	16.17	.33		(.13)	.20	(.31)	—	(.31)	16.06	1.30		5,151		.56		1.99
12/31/10	14.65	.31		1.51	1.82	(.30)	—	(.30)	16.17	12.50		5,689		.57		2.08
Class 3:
12/31/14	22.51	.39		.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47		40		.48		1.76
12/31/13	18.45	.32		4.06	4.38	(.32)	—	(.32)	22.51	23.81		42		.49		1.54
12/31/12	16.18	.34		2.29	2.63	(.36)	—	(.36)	18.45	16.28		38		.49		1.93
12/31/11	16.29	.34		(.13)	.21	(.32)	—	(.32)	16.18	1.36		38		.49		2.05
12/31/10	14.75	.32		1.53	1.85	(.31)	—	(.31)	16.29	12.62		44		.50		2.15
Class 4:
12/31/14	22.46	.34		.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16		32		.80		1.55
12/31/13	18.43	.27		4.12	4.39	(.36)	—	(.36)	22.46	23.89		1		.79		1.22
12/31/12[3,4]	18.52	.01		.21	.22	(.31)	—	(.31)	18.43	1.17	[5]	—	[6]	.01	[2,5]	.08	[2,5]

Global Balanced Fund

Class 1:
12/31/14	$11.37	$.25	[7]	$(.03)	$.22	$(.18)	$(.30)	$(.48)	$11.11	1.87%		$37		.71%		2.14%[7]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56		36		.70		2.05
12/31/12	9.35	.20		.98	1.18	(.19)	—	(.19)	10.34	12.58		32		.72		2.00
12/31/11[3,11]	10.00	.13		(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)		28		.69	[9]	1.99	[9]
Class 2:
12/31/14	11.35	.22	[7]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63		179		.96		1.88	[7]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23		156		.95		1.79
12/31/12	9.35	.17		.97	1.14	(.16)	—	(.16)	10.33	12.24		119		.97		1.76
12/31/11[3,11]	10.00	.09		(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)		72		.94	[9]	1.45	[9]
Class 4:
12/31/14	11.35	.24	[7]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88	[5,10]	—	[6]	.67	[5,10]	2.07	[5,7,10]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49	[5,10]	—	[6]	.71	[5,10]	1.98	[5,10]
12/31/12[3,4]	10.47	.01		.03	.04	(.18)	—	(.18)	10.33	.40	[5,10]	—	[6]	.03	[2,5,10]	.05	[2,5,10]

See end of tables for footnotes.

American Funds Insurance Series	181

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Bond Fund

Class 1:
12/31/14	$10.73	$.23	$.37	$.60	$(.25)	$— [12]	$(.25)	$11.08	5.59%	$4,977		.39%		2.03%
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
12/31/12	10.99	.25	.36	.61	(.31)	—	(.31)	11.29	5.58	3,917		.39		2.23
12/31/11	10.67	.32	.36	.68	(.36)	—	(.36)	10.99	6.41	4,354		.38		2.89
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768		.38		3.03
Class 2:
12/31/14	10.61	.20	.36	.56	(.22)	— [12]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044		.64		1.97
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984		.63		2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074		.63		2.79
Class 4:
12/31/14	10.69	.16	.39	.55	(.23)	— [12]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)[5]	—	[6]	.02	[2,5]	.10	[2,5]

Global Bond Fund

Class 1:
12/31/14	$11.88	$.29	$(.08)	$.21	$(.21)	$(.11)	$(.32)	$11.77	1.71%	$1,194		.57%		2.35%
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959		.56		2.29
12/31/11	11.82	.36	.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619		.56		2.97
12/31/10	11.57	.41	.21	.62	(.37)	—	(.37)	11.82	5.44	325		.57		3.42
Class 2:
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664		.81		2.06
12/31/11	11.78	.33	.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639		.81		2.75
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497		.83		3.21
Class 4:
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[6]	.79		2.25
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)[5]	—	[6]	.02	[2,5]	.11	[2,5]

182	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
12/31/14	$11.13	$.67		$(.59)	$.08	$(.67)	$—	$(.67)	$10.54	.80%	$1,017		.48%		5.90%
12/31/13	11.16	.75		.01	.76	(.79)	—	(.79)	11.13	6.89	856		.48		6.54
12/31/12	10.54	.81		.64	1.45	(.83)	—	(.83)	11.16	13.90	894		.48		7.25
12/31/11	11.20	.88		(.64)	.24	(.90)	—	(.90)	10.54	2.18	787		.47		7.70
12/31/10	10.49	.91		.68	1.59	(.88)	—	(.88)	11.20	15.38	769		.48		8.15
Class 2:
12/31/14	10.99	.63		(.57)	.06	(.64)	—	(.64)	10.41	.63	929		.73		5.67
12/31/13	11.03	.71		.01	.72	(.76)	—	(.76)	10.99	6.60	1,061		.73		6.29
12/31/12	10.42	.78		.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135		.73		7.00
12/31/11	11.08	.84		(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064		.72		7.44
12/31/10	10.39	.87		.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142		.73		7.91
Class 3:
12/31/14	11.16	.65		(.59)	.06	(.65)	—	(.65)	10.57	.59	16		.66		5.74
12/31/13	11.18	.73		.02	.75	(.77)	—	(.77)	11.16	6.77	19		.66		6.36
12/31/12	10.56	.80		.63	1.43	(.81)	—	(.81)	11.18	13.67	21		.66		7.07
12/31/11	11.22	.86		(.64)	.22	(.88)	—	(.88)	10.56	1.97	21		.65		7.51
12/31/10	10.51	.89		.68	1.57	(.86)	—	(.86)	11.22	15.14	23		.66		7.98
Class 4:
12/31/14	11.12	.63		(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[6]	.98		5.49
12/31/13	11.16	.67		.08	.75	(.79)	—	(.79)	11.12	6.81	—	[6]	.93		5.82
12/31/12[3,4]	11.80	.04		— [12]	.04	(.68)	—	(.68)	11.16	.34 [5]	—	[6]	.02	[2,5]	.35 [2,5]

Mortgage Fund

Class 1:
12/31/14	$10.23	$.12		$.45	$.57	$(.10)	$—	$(.10)	$10.70	5.54%	$292		.45%		1.12%
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198		.44		.35
12/31/12	10.37	.01		.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87		.45		.08
12/31/11[3,11]	10.00	—	[12]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55		.42	[9]	.04 [9]
Class 2:
12/31/14	10.22	.10		.44	.54	(.08)	—	(.08)	10.68	5.23	52		.70		.91
12/31/13	10.46	—	[12]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49		.69		(.02)
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49		.70		(.16)
12/31/11[3,11]	10.00	(.02)		.48	.46	— [12]	(.10)	(.10)	10.36	4.60	22		.67	[9]	(.25)[9]
Class 4:
12/31/14	10.23	.05		.46	.51	(.09)	—	(.09)	10.65	4.98	1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[5]	—	[6]	.38	[5]	.23 [5]
12/31/12[3,4]	10.60	—	[12]	.01	.01	(.06)	(.08)	(.14)	10.47	.09 [5]	—	[6]	.02	[2,5]	.04 [2,5]

See end of tables for footnotes.

American Funds Insurance Series	183

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[13]		Ratio of net income (loss) to average net assets[13]

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/14	$11.94	$.15	$.48	$.63	$(.17)	$—	$(.17)	$12.40	5.24%	$1,723		.35%		.35%		1.24%
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.35		.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809		.34		.34		.75
12/31/11	12.59	.23	.74	.97	(.26)	(.30)	(.56)	13.00	7.85	1,785		.34		.34		1.83
12/31/10	12.18	.26	.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492		.39		.36		2.07
Class 2:
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717		.60		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.60		.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995		.59		.59		.50
12/31/11	12.49	.20	.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002		.59		.59		1.59
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959		.64		.62		1.83
Class 3:
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13		.53		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.53		.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20		.52		.52		.58
12/31/11	12.61	.21	.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24		.52		.52		1.65
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26		.57		.55		1.92
Class 4:
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21		.85		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[6]	.84		.84		.68
12/31/12[3,4]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)[5]	—	[6]	.02	[2,5]	.02	[2,5]	.05	[2,5]

184	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Cash Management Fund

Class 1:
12/31/14	$11.31	$(.03)	$—		$(.03)	$—	$—	$—	$11.28	(.27)%	$49		.34%		(.26)%
12/31/13	11.34	(.03)	—	[12]	(.03)	—	—	—	11.31	(.27)	57		.34		(.24)
12/31/12	11.36	(.03)	.01		(.02)	—	—	—	11.34	(.18)	66		.34		(.22)
12/31/11	11.39	(.02)	(.01)		(.03)	—	—	—	11.36	(.26)	75		.33		(.21)
12/31/10	11.40	(.02)	.01		(.01)	—	—	—	11.39	(.09)	83		.33		(.14)
Class 2:
12/31/14	11.12	(.06)	—		(.06)	—	—	—	11.06	(.54)	331		.59		(.51)
12/31/13	11.17	(.05)	—	[12]	(.05)	—	—	—	11.12	(.45)	395		.59		(.49)
12/31/12	11.22	(.05)	—	[12]	(.05)	—	—	—	11.17	(.45)	459		.59		(.47)
12/31/11	11.28	(.05)	(.01)		(.06)	—	—	—	11.22	(.53)	530		.58		(.47)
12/31/10	11.32	(.04)	—	[12]	(.04)	—	—	—	11.28	(.35)	522		.58		(.39)
Class 3:
12/31/14	11.21	(.05)	—		(.05)	—	—	—	11.16	(.45)	8		.52		(.44)
12/31/13	11.26	(.05)	—	[12]	(.05)	—	—	—	11.21	(.44)	8		.52		(.42)
12/31/12	11.30	(.05)	.01		(.04)	—	—	—	11.26	(.35)	11		.52		(.40)
12/31/11	11.34	(.04)	—	[12]	(.04)	—	—	—	11.30	(.35)	12		.51		(.40)
12/31/10	11.38	(.04)	—	[12]	(.04)	—	—	—	11.34	(.35)	13		.51		(.32)
Class 4:
12/31/14	11.30	(.09)	.04		(.05)	—	—	—	11.25	(.44)	7		.84		(.77)
12/31/13	11.34	(.04)	—	[12]	(.04)	—	—	—	11.30	(.35)[5]	—	[6]	.37	[5]	(.32)[5]
12/31/12[3,4]	11.34	— [12]	—	[12]	— [12]	—	—	—	11.34	.00 [5]	—	[6]	.02	[2,5]	(.01)[2,5]

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Growth Fund

Class P1:
12/31/14	$11.43	$.31	$(.06)	$.25	$(.12)	$(.19)	$(.31)	$11.37	2.18%		$—	[6]	.50%		.32%		.65%		2.71%
12/31/13[3,15]	10.00	.12	1.38	1.50	(.07)	—	(.07)	11.43	15.05	[5]	—	[6]	.88	[5,9]	.25	[5,9]	.58	[5,9]	1.64	[5,9]
Class P2:
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[3,15]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94	[5]	28		1.05	[5,9]	.52	[5,9]	.85	[5,9]	1.69	[5,9]

Managed Risk International Fund

Class P1:
12/31/14	$10.82	$.14	$(.71)	$(.57)	$(.15)	$—	$(.15)	$10.10	(5.31)%		$—	[6]	.50%		.25%		.76%		1.33%
12/31/13[3,15]	10.00	.13	.78	.91	(.09)	—	(.09)	10.82	9.08	[5]	—	[6]	1.05	[5,9]	.23	[5,9]	.73	[5,9]	1.92	[5,9]
Class P2:
12/31/14	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)		46		.91		.67		1.18		1.51
12/31/13[3,15]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99	[5]	17		1.19	[5,9]	.44	[5,9]	.94	[5,9]	2.66	[5,9]

See end of tables for footnotes.

American Funds Insurance Series	185

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/14	$11.05	$.40	$.55	$.95	$(.30)	$—	$(.30)	$11.70	8.58%		$—	[6]	.50%		.31%		.70%		3.43%
12/31/13[3,15]	10.00	.20	1.01	1.21	(.16)	—	(.16)	11.05	12.16	[5]	—	[6]	.84	[5,9]	.24	[5,9]	.64	[5,9]	2.80	[5,9]
Class P2:
12/31/14	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10		98		.88		.69		1.08		4.27
12/31/13[3,15]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05	[5]	26		1.04	[5,9]	.54	[5,9]	.94	[5,9]	3.91	[5,9]

Managed Risk Growth-Income Fund

Class P1:
12/31/14	$11.50	$.35	$.21	$.56	$(.14)	$(.25)	$(.39)	$11.67	4.85%		$—	[6]	.45%		.25%		.52%		2.94%
12/31/13[3,15]	10.00	.14	1.47	1.61	(.11)	—	(.11)	11.50	16.15	[5]	—	[6]	.92	[5,9]	.23	[5,9]	.50	[5,9]	2.01	[5,9]
Class P2:
12/31/14	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42		76		.87		.69		.96		1.38
12/31/13[3,15]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04	[5]	24		1.09	[5,9]	.50	[5,9]	.77	[5,9]	2.73	[5,9]

Managed Risk Asset Allocation Fund

Class P1:
12/31/14	$11.93	$.13	$.26	$.39	$(.03)	$—	$(.03)	$12.29	3.24%		$277		.53%		.48%		.76%		1.04%
12/31/13	9.99	.27	1.81	2.08	(.14)	—	(.14)	11.93	20.82	[5]	112		.55	[5]	.47	[5]	.75	[5]	2.37	[5]
12/31/12[3,16]	10.00	.15	(.03)	.12	(.13)	—	(.13)	9.99	1.24	[5]	—	[6]	.15	[5]	.07	[5]	.37	[5]	1.72	[5]
Class P2:
12/31/14	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91		1,780		.79		.73		1.01		1.33
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58	[5]	795		.80	[5]	.73	[5]	1.01	[5]	2.43	[5]
12/31/12[3,16]	10.00	.17	(.05)	.12	(.13)	—	(.13)	9.99	1.21	[5]	—	[6]	.24	[5]	.11	[5]	.41	[5]	2.38	[5]

186	American Funds Insurance Series

Portfolio turnover rate for all share classes	Period ended December 31
including mortgage dollar roll transactions[17]	2014		2013		2012		2011		2010

Global Growth Fund	22%		39%		22%		28%		28%
Global Small Capitalization Fund	28		36		40		44		47
Growth Fund	29		19		21		19		28
International Fund	18		21		29		24		25
New World Fund	36		43		32		22		18
Blue Chip Income and Growth Fund	37		30		36		27		22
Global Growth and Income Fund	28		31		30		25		30
Growth-Income Fund	25		19		25		22		22
International Growth and Income Fund	34		34		31		48		31
Capital Income Builder	35	[8]
Asset Allocation Fund	88		74		61		43		46
Global Balanced Fund	73		81		80		34	[11]
Bond Fund	365		354		253		163		187
Global Bond Fund	200		213		160		101		106
High-Income Bond Fund	54		64		48		51		54
Mortgage Fund	790		715		444		480	[11]
U.S. Government/AAA-Rated Securities Fund	387		621		447		234		208
Cash Management Fund	—		—		—		—		—
Managed Risk Growth Fund	22		10	[15]
Managed Risk International Fund	22		6	[15]
Managed Risk Blue Chip Income and Growth Fund	22		3	[15]
Managed Risk Growth-Income Fund	28		2	[15]
Managed Risk Asset Allocation Fund	3		3		—	[16,18]

Portfolio turnover rate for all share classes	Period ended December 31
excluding mortgage dollar roll transactions[17]	2014	2013	2012	2011	2010

Capital Income Builder	24%
Asset Allocation Fund	42
Global Balanced Fund	40
Bond Fund	121		Not available
Global Bond Fund	134
Mortgage Fund	108
U.S. Government/AAA-Rated Securities Fund	88

[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class 4 shares were offered beginning December 14, 2012.
[5]	Although the series has a plan of distribution and an insurance administrative services plan for some share classes, distribution services fees and/or insurance administrative services fees are not paid on amounts invested in a fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[8]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[9]	Annualized.
[10]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[11]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[12]	Amount less than $.01.
[13]	This column reflects the impact, if any, of certain waivers by CRMC. CRMC reduced fees for investment advisory services for U.S. Government/AAA-Rated Securities Fund during 2010 and for the managed risk funds since each fund’s commencement of operations.
[14]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[15]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[16]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[17]	Refer to Note 5 for further information on mortgage dollar rolls.
[18]	Amount less than 1%.

American Funds Insurance Series	187

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/ AAA-Rated Securities Fund, Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (constituting American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
February 6, 2015

American Funds Insurance Series® Portfolio Series Prospectus May 1, 2015

Class 1 and Class 2 shares	Class P1 shares
American Funds Global Growth Portfolio	American Funds Managed Risk Growth Portfolio
American Funds Growth and Income Portfolio	American Funds Managed Risk Growth and Income Portfolio
American Funds Managed Risk Global Allocation Portfolio

Summaries:
American Funds Global Growth Portfolio	1
American Funds Growth and Income Portfolio	5
American Funds Managed Risk Growth Portfolio	9
American Funds Managed Risk Growth and Income Portfolio	15
American Funds Managed Risk Global Allocation Portfolio	20
Investment objectives, strategies and risks	26
Information regarding the underlying funds	42
Management and organization	46
Purchases and redemptions of shares	48
Plans of distribution	49
Fund expenses	50
Investment results	50
Distributions and taxes	50

Neither the U.S. Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Funds Global Growth Portfolio

Investment objective

The fund’s investment objective is to provide long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 or Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1	Class 2
Management fees	0.10%	0.10%
Distribution fees[1]	None	0.25
Other expenses[1]	0.13	0.13
Acquired (underlying) fund fees and expenses	0.62	0.62
Total annual fund operating expenses	0.85	1.10
Fee waiver and/or expense reimbursement[2]	0.16	0.16
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.69	0.94
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .10% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class 1 and Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class 1	$70	$255
Class 2	96	334

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. Because the fund will begin investment operations on or after May 1, 2015, information regarding portfolio turnover rates is not available as of the date of this prospectus.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

The fund will invest primarily in global and international funds that invest significantly in issuers domiciled outside the United States. Through the underlying funds in which it invests, the fund will have significant exposure to issuers domiciled outside the United States, including exposure to issuers domiciled in at least three different countries. The fund may also have exposure to issuers domiciled in emerging markets, including small capitalization issuers. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital. The fund may also invest in underlying funds that hold debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may

American Funds Insurance Series - Portfolio Series / Prospectus 1

make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial

American Funds Insurance Series - Portfolio Series / Prospectus 2

resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Because the fund will begin investment operations on or after May 1, 2015, information regarding investment results is not available as of the date of this prospectus.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Joanna F. Jonsson	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James B. Lovelace	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors
Wesley K.-S. Phoa	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
John H. Smet	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
Andrew B. Suzman	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Bradley J. Vogt	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors

American Funds Insurance Series - Portfolio Series / Prospectus 3

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Portfolio Series / Prospectus 4

American Funds Growth and Income Portfolio

Investment objective

The fund’s investment objective is to provide long-term growth of capital while providing current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 1 or Class 2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1	Class 2
Management fees	0.10%	0.10%
Distribution fees[1]	None	0.25
Other expenses[1]	0.13	0.13
Acquired (underlying) fund fees and expenses	0.47	0.47
Total annual fund operating expenses	0.70	0.95
Fee waiver and/or expense reimbursement[2]	0.16	0.16
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.54	0.79
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .10% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class 1 and Class 2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class 1	$55	$208
Class 2	81	287

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. Because the fund will begin investment operations on or after May 1, 2015, information regarding portfolio turnover rates is not available as of the date of this prospectus.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed-income funds.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital while providing current income. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various

American Funds Insurance Series - Portfolio Series / Prospectus 5

combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. The fund may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect the fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

American Funds Insurance Series - Portfolio Series / Prospectus 6

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Because the fund will begin investment operations on or after May 1, 2015, information regarding investment results is not available as of the date of this prospectus.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Joanna F. Jonsson	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James B. Lovelace	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors
Wesley K.-S. Phoa	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
John H. Smet	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
Andrew B. Suzman	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Bradley J. Vogt	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors

American Funds Insurance Series - Portfolio Series / Prospectus 7

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Portfolio Series / Prospectus 8

American Funds Managed Risk Growth Portfolio

Investment objective

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P1
Management fees	0.25%
Distribution fees	None
Other expenses[1]	0.38
Acquired (underlying) fund fees and expenses	0.38
Total annual fund operating expenses	1.01
Fee waiver and/or expense reimbursement[2]	0.24
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.77
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class P1	$79	$298

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. Because the fund will begin investment operations on or after May 1, 2015, information regarding portfolio turnover rates is not available as of the date of this prospectus.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income and fixed-income funds.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will typically have significant exposure to issuers domiciled outside the United States. The fund may also have exposure to smaller capitalization issuers and issuers domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

American Funds Insurance Series - Portfolio Series / Prospectus 9

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying funds. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a

American Funds Insurance Series - Portfolio Series / Prospectus 10

particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading

American Funds Insurance Series - Portfolio Series / Prospectus 11

volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Insurance Series - Portfolio Series / Prospectus 12

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Because the fund will begin investment operations on or after May 1, 2015, information regarding investment results is not available as of the date of this prospectus. Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Joanna F. Jonsson	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James B. Lovelace	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors
Wesley K.-S. Phoa	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
John H. Smet	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
Andrew B. Suzman	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Bradley J. Vogt	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors

Portfolio managers The individuals primarily responsible for the overall management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James R. Mulally	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	Less than 1 year (since the fund’s inception)	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

American Funds Insurance Series - Portfolio Series / Prospectus 13

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Portfolio Series / Prospectus 14

American Funds Managed Risk Growth and Income Portfolio

Investment objective

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P1
Management fees	0.25%
Distribution fees	None
Other expenses[1]	0.38
Acquired (underlying) fund fees and expenses	0.44
Total annual fund operating expenses	1.07
Fee waiver and/or expense reimbursement[2]	0.24
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.83
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class P1	$85	$317

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. Because the fund will begin investment operations on or after May 1, 2015, information regarding portfolio turnover rates is not available as of the date of this prospectus.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed-income funds.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital while providing current income. In making this

American Funds Insurance Series - Portfolio Series / Prospectus 15

determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying funds. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. The fund may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect the fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the

American Funds Insurance Series - Portfolio Series / Prospectus 16

limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible

American Funds Insurance Series - Portfolio Series / Prospectus 17

to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Because the fund will begin investment operations on or after May 1, 2015, information regarding investment results is not available as of the date of this prospectus. Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Portfolio Series / Prospectus 18

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Joanna F. Jonsson	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James B. Lovelace	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors
Wesley K.-S. Phoa	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
John H. Smet	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
Andrew B. Suzman	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Bradley J. Vogt	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors

Portfolio managers The individuals primarily responsible for the overall management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James R. Mulally	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	Less than 1 year (since the fund’s inception)	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Portfolio Series / Prospectus 19

American Funds Managed Risk Global Allocation Portfolio

Investment objective

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P1 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P1
Management fees	0.25%
Distribution fees	None
Other expenses[1]	0.38
Acquired (underlying) fund fees and expenses	0.54
Total annual fund operating expenses	1.17
Fee waiver and/or expense reimbursement[2]	0.24
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.93
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P1 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class P1	$95	$348

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. Because the fund will begin investment operations on or after May 1, 2015, information regarding portfolio turnover rates is not available as of the date of this prospectus.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds may include growth, growth-and-income, equity-income, balanced, asset allocation and fixed-income funds.

In seeking to pursue its investment objective, the fund, through its investments in the underlying funds, varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. The proportion of equities, debt securities and money market instruments held by the fund through its investments in the underlying funds will vary with market conditions and the investment adviser’s assessment of the relative attractiveness of each asset type as an investment opportunity.

As an asset allocation fund with a global scope, the fund seeks to invest, through its investments in the underlying funds, in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The fund will invest primarily in global and international funds that invest significantly in issuers domiciled outside the United States. Through the underlying funds in which it invests, the fund will have significant exposure to issuers domiciled outside the United States, including exposure to issuers domiciled in at least three different countries. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking high total return, including capital gains and current income.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented and income-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and

American Funds Insurance Series - Portfolio Series / Prospectus 20

maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing high total return (including income and capital gains) consistent with preservation of capital over the long term. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying funds. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. The fund may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect the fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

American Funds Insurance Series - Portfolio Series / Prospectus 21

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such

American Funds Insurance Series - Portfolio Series / Prospectus 22

as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Insurance Series - Portfolio Series / Prospectus 23

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Because the fund will begin investment operations on or after May 1, 2015, information regarding investment results is not available as of the date of this prospectus. Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Joanna F. Jonsson	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James B. Lovelace	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors
Wesley K.-S. Phoa	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
John H. Smet	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
Andrew B. Suzman	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Bradley J. Vogt	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors

Portfolio managers The individuals primarily responsible for the overall management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James R. Mulally	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	Less than 1 year (since the fund’s inception)	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

American Funds Insurance Series - Portfolio Series / Prospectus 24

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Portfolio Series / Prospectus 25

Investment objectives, strategies and risks

American Funds Global Growth Portfolio

The fund’s investment objective is to provide long-term growth of capital.

While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund will attempt to achieve its investment objective by investing in Class 1 shares of a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. However, the fund may also invest in growth-and-income funds. The fund categories represent differing investment objectives. For example, growth funds generally seek long-term growth primarily through investments in U.S. stocks and/or stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some bond investments.

The fund will invest primarily in global and international funds that invest significantly in issuers domiciled outside the United States. Through the underlying funds in which it invests, the fund will have significant exposure to issuers domiciled outside the United States, including exposure to issuers domiciled in at least three different countries, including the United States. The fund may also have exposure to issuers domiciled in emerging markets, including small capitalization issuers. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital. The fund may also invest in underlying funds that hold debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

The fund or an underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund or an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or an underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The success of the fund will be impacted by the results of the underlying funds , and investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

American Funds Insurance Series - Portfolio Series / Prospectus 26

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Insurance Series - Portfolio Series / Prospectus 27

American Funds Growth and Income Portfolio

The fund’s investment objective is to provide long-term growth of capital while providing current income.While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund will attempt to achieve its investment objective by investing in Class 1 shares of a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed-income funds. The fund categories represent differing investment objectives. For example, growth funds generally seek long-term growth primarily through investments in U.S. stocks and/or stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some bond investments. Equity-income funds generally strive for income and growth through stocks and/or bond investments, while fixed-income funds seek current income through bond investments.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

The fund or an underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund or an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or an underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The success of the fund will be impacted by the results of the underlying funds , and investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor

American Funds Insurance Series - Portfolio Series / Prospectus 28

management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

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Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Managed Risk Growth Portfolio

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection.While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund will attempt to achieve its investment objective by investing in Class 1 shares of a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. However, the fund may also invest in growth-and-income and fixed-income funds. The fund categories represent differing investment objectives. For example, growth funds generally seek long-term growth primarily through investments in U.S. stocks and/or stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some bond investments, while fixed-income funds seek current income through bond investments.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will typically have significant exposure to issuers domiciled outside the United States. The fund may also have exposure to smaller capitalization issuers and issuers domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net

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risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The fund or the underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund or the underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or an underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

The success of the fund will be impacted by the results of the underlying funds , and investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s

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settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of

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securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of

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either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Managed Risk Growth and Income Portfolio

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund will attempt to achieve its investment objective by investing in Class 1 shares of a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange traded futures contracts. The underlying AFIS funds will primarily consist of growth, growth-and-income and equity-income funds. The fund categories represent differing investment objectives. For example, growth funds generally seek long-term growth primarily through investments in U.S. stocks and/or stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some bond investments, while equity-income funds generally strive for income and growth through stocks and/or bond investments.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in

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the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The fund or an underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund or an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or an underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

The success of the fund will be impacted by the results of the underlying funds , and investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

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Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

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Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Managed Risk Global Allocation Portfolio

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

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The fund will attempt to achieve its investment objective by investing in Class 1 shares of a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange traded futures contracts. The underlying AFIS funds will primarily consist of growth, growth-and-income, balanced and asset allocation funds. However, the fund may also invest in fixed-income funds. The fund categories represent differing investment objectives. For example, growth funds generally seek long-term growth primarily through investments in U.S. stocks and/or stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some bond investments. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while fixed-income funds seek current income through bond investments.

In seeking to pursue its investment objective, the fund, through its investments in the underlying funds, varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. The proportion of equities, debt securities and money market instruments held by the fund through its investments in the underlying funds will vary with market conditions and the investment adviser’s assessment of the relative attractiveness of each asset type as an investment opportunity.

As an asset allocation fund with a global scope, the fund seeks to invest, through its investments in the underlying funds, in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The fund will invest primarily in global and international funds that invest significantly in issuers domiciled outside the United States. Through the underlying funds in which it invests, the fund will have significant exposure to issuers domiciled outside the United States, including exposure to issuers domiciled in at least three different countries. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking high total return, including capital gains and current income.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented and income-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

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During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The fund or an underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund or an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or an underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

The success of the fund will be impacted by the results of the underlying funds , and investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract

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prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

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Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.
Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

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Information regarding the underlying funds

The investment objectives and principal investment strategies of the underlying funds are summarized below and on the following pages. They should not be construed as an offer to purchase the underlying funds. For additional and more current information regarding the underlying funds, investors should read the current prospectuses and statements of additional information of the underlying funds.

Each fund will invest in some, but not all, of the underlying funds listed below. Some underlying funds may not be underlying investments for any fund, while others may serve as underlying investments for multiple funds.

Each of the funds described in this prospectus relies on the professional judgment of the investment adviser to the funds and to the underlying funds to make decisions about the underlying funds’ respective portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Underlying funds – Growth funds

Global Growth Fund The fund’s investment objective is to provide long-term growth of capital.

The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Global Small Capitalization Fund The fund’s investment objective is to provide long-term growth of capital.

Normally, the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

Growth Fund The fund’s investment objective is to provide growth of capital.

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

International Fund The fund’s investment objective is to provide long-term growth of capital.

The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

New World Fund The fund’s investment objective is long-term capital appreciation.

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund’s investment adviser maintains a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest

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currently include, but are not limited to, Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Greece, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Underlying funds – Growth-and-income funds

Blue Chip Income and Growth Fund The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The fund’s investment adviser considers these types of investments to be “blue chip” stocks. In seeking to produce a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The fund invests, under normal market conditions, at least 90% of its assets in equity securities. The fund is designed for investors seeking both income and capital appreciation.

Global Growth and Income Fund The fund’s investment objective is to provide long-term growth of capital while providing current income.

The fund invests primarily in common stocks of well-established companies around the world, which the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

Growth-Income Fund The fund’s investment objectives are to achieve long-term growth of capital and income.

The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.

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Underlying funds – Equity-income and balanced funds

Capital Income Builder The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

Asset Allocation Fund The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

Global Balanced Fund The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

As a balanced fund with global scope, the fund seeks to invest in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The fund will allocate its assets among securities of companies domiciled in various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

The fund’s investments in issuers domiciled outside the United States may include securities of issuers domiciled in developing countries.

Normally, the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus is on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally, the fund will invest at least 30% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

Underlying funds – Fixed-income funds

Bond Fund The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests at least 80% of its assets in bonds and other debt securities. The fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The fund may invest in debt securities of issuers domiciled outside the United States, including in emerging markets. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. In addition, the fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to-be-announced contracts and mortgage rolls.

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These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

Global Bond Fund The fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.

Under normal market circumstances, the fund invests at least 80% of its assets in bonds. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Normally, the fund’s debt obligations consist substantially of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 35% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

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Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the Series and other mutual funds, including each of the underlying funds and the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolios and business affairs of the Series. The estimated total management fee to be paid by each fund for the current fiscal year, in each case expressed as a percentage of average net assets of that fund, appears in the Annual Fund Operating Expenses table for each fund. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the Series’ Investment Advisory and Service Agreement by the Series’ board of trustees is contained in the Series’ annual report to shareholders for the fiscal year ended December 31, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The Series’ shareholders approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders of the Series approved a proposal to reorganize the Series into a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization.

The Capital SystemSM for the underlying funds Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets for the underlying funds. Under this approach, the portfolio of each underlying fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of an underlying fund’s portfolio. Investment decisions are subject to the underlying fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. To the extent applicable, an underlying fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

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Portfolio management for the funds Capital Research and Management Company is the investment adviser to the funds and the underlying funds. For each of the funds, the Portfolio Oversight Committee develops the allocation approach and selects the underlying funds. The table below shows the investment experience and role in management for each of the members of the Portfolio Oversight Committee.

Investment professional	Investment experience	Experience in the funds	Role in management of the funds
Alan N. Berro	Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
Joanna F. Jonsson	Investment professional for 26 years in total; 25 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
James B. Lovelace	Investment professional for 33 years, all with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
Wesley K.-S. Phoa	Investment professional for 21 years in total; 16 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
John H. Smet	Investment professional for 33 years in total; 32 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
Andrew B. Suzman	Investment professional for 22 years, all with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
Bradley J. Vogt	Investment professional for 28 years, all with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee

The investment adviser is also responsible for the management of the funds and, subject to the review and approval of the Series’ board of trustees, the selection of a subadviser, if applicable, to the funds, the monitoring and oversight of any such subadviser and the implementation of policies and procedures reasonably designed to ensure that such subadviser complies with the funds’ respective investment objectives, strategies and restrictions.

Milliman Financial Risk Management LLC is the subadviser to American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio (collectively, the “Managed Risk Portfolio Funds”) with respect to the management of the funds’ managed risk strategies.

The table below shows the investment experience and role in management for each of the investment adviser’s investment professionals primarily responsible for the overall management of the Managed Risk Portfolio Funds.

Portfolio manager for the funds/Title (if applicable)	Investment experience	Experience in the funds	Role in management of the funds
Alan N. Berro	Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a portfolio manager
James R. Mulally	Investment professional for 39 years in total; 35 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a portfolio manager

The table below shows the investment experience and role in management for the subadviser’s investment professional primarily responsible for the management of the managed risk strategies of the Managed Risk Portfolio Funds.

Portfolio manager for the funds/Title (if applicable)	Investment experience	Experience in the funds	Role in management of the funds
Adam Schenck	Investment professional for 10 years, all with Milliman Financial Risk Management LLC or affiliate	Less than 1 year (since the funds’ inception)	Serves as a portfolio manager of the subadviser with respect to the funds’ managed risk strategies

Information regarding the investment professionals’ compensation, their ownership of securities in the funds and other accounts they manage is in the statement of additional information.

Portfolio holdings A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

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Purchases and redemptions of shares

Shares of the Series are currently offered only to insurance company separate accounts as well as so-called “feeder funds” under master-feeder arrangements sponsored by insurance companies as underlying investments for such insurance companies’ variable annuity contracts and variable life insurance policies. All such shares may be purchased or redeemed by the insurance company separate accounts (or feeder funds) at net asset value without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts (or feeder funds).

Frequent trading of fund shares The Series and American Funds Distributors, Inc., the Series’ distributor, reserve the right to reject any purchase order for any reason. The funds are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to the funds and less efficient management of the funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Series or American Funds Distributors has determined could involve actual or potential harm to a fund may be rejected.

The Series, through its transfer agent, American Funds Service Company, has agreements with the Series’ insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in fund shares. The agreements generally require the insurance companies to (i) provide, upon request from a fund, the Series or their agent, certain identifying and account information regarding contract owners who invest in fund shares through an insurance company account and (ii) execute instructions from a fund, the Series or their agent to restrict further purchases or exchanges of fund shares by a contract owner who the Series has identified as having engaged in potentially harmful market timing or frequent trading. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures that American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Series. You should refer to disclosures provided by the insurance company with which you have a contract to determine the specific trading restrictions that apply to you.

Under its procedures, American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the funds will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the Series’ broad ability to restrict potentially harmful trading as described previously, the Series’ board of trustees has adopted a “purchase blocking policy” under which any contract owner redeeming units representing a beneficial interest in any fund other than Cash Management Fund (including redemptions that are part of an exchange transaction) having a value of $5,000 or more will be precluded from investing units of beneficial interest in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of units representing a beneficial interest in a fund having a value of less than $5,000;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
•	purchase transactions involving in-kind transfers of fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The Series reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the Series’ surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the Series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the Series.

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Valuing shares The net asset value of each share class of each fund is calculated based in part upon the net asset value of the share class of the underlying funds in which the fund invests. The prospectus for each underlying fund explains the circumstances under which the underlying fund will use fair value pricing and the effects of using fair value pricing. The net asset value of each share class of a fund is the value of a single share of that class. Each fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the funds’ share prices would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations or, in the case of futures contracts, the settlement price. However, the underlying funds have adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the securities in the underlying funds’ portfolios that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the underlying funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the funds do not price their shares, the values of securities held in the funds may change on days when you will not be able to purchase or redeem fund shares.

Shares of the funds will be purchased or sold at the net asset value next determined after receipt of requests from the appropriate insurance company. Requests received by the appropriate insurance company prior to 4 p.m. New York time and communicated by the insurance company to the Series or its agent will be purchased or sold at that day’s net asset value.

Plans of distribution

The Series has not adopted (and does not presently intend to adopt) a plan of distribution, or “12b-1 plan,” for Class 1 shares. However, the Series has adopted 12b-1 plans for Class 2 shares and for Class P1 shares. Under the plans, the Series may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Series’ board of trustees. The plans provide for annual expenses of .25% for Class 2 and Class P1 shares; however, the Series’ board of trustees has not authorized any payments under the plan for Class P1 shares. Amounts paid under the 12b-1 plan for Class 2 shares are used by insurance company contract issuers to cover distribution expenses. The estimated 12b-1 fees expected to be paid by each fund, as a percentage of average net assets, for the current fiscal year, are indicated in this prospectus in the Annual Fund Operating Expenses table for each fund. Since these fees are paid out of each fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return of an investment in Class 2 shares.

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Fund expenses

In periods of market volatility, assets of the funds and/or the applicable underlying funds may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses tables in this prospectus.

Each fund will invest in Class 1 shares of the applicable underlying funds. Accordingly, fees and expenses of the underlying funds reflect current expenses of the Class 1 shares of the underlying funds. The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus are based on estimated amounts for the current fiscal year. These items include third-party expenses, such as custodial, legal, audit, accounting, regulatory reporting and pricing vendor services. In addition, solely with respect to the Class P1 shares, the “Other expenses” items include fees for administrative services provided by the insurance companies that include Class P1 shares of any of the funds as an underlying investment in their variable contracts. Each fund will pay an insurance administration fee of .25% for Class P1 shares to these insurance companies for providing certain services pursuant to an insurance administrative services plan adopted by the Series.

Investment results

All fund results in the “Investment results” section of this prospectus for each fund reflect the reinvestment of dividends and capital gains distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

Distributions and taxes

Each fund of the Series intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the fund itself is relieved of federal income tax.

It is the Series’ policy to distribute to the shareholders (the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

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Other fund information Shares of the Series are currently offered to insurance company separate accounts funding both variable annuity contracts and variable life insurance policies. Interests of various contract owners participating in the Series may be in conflict. The board of trustees of the Series will monitor for the existence of any material conflicts and determine what action, if any, should be taken. Shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the Series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the Series, including each fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the Series, the Series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the Series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

The current SAI and annual/semi-annual reports to shareholders can be found online at americanfunds.com/afis and may be available on the website of the company that issued your insurance contract. You also may request a free copy of these documents or the codes of ethics by calling American Funds at (800) 421-9900, ext. 65413 or writing to the Secretary at 333 South Hope Street, Los Angeles, California 90071.

INS1PRX-998-0515P Printed in USA CGD/AFD/8024	Investment Company File No. 811-03857

American Funds Insurance Series® Portfolio Series Prospectus May 1, 2015

Class 4 shares	Class P2 shares
American Funds Global Growth Portfolio	American Funds Managed Risk Growth Portfolio
American Funds Growth and Income Portfolio	American Funds Managed Risk Growth and Income Portfolio
American Funds Managed Risk Global Allocation Portfolio

Summaries:
American Funds Global Growth Portfolio	1
American Funds Growth and Income Portfolio	5
American Funds Managed Risk Growth Portfolio	9
American Funds Managed Risk Growth and Income Portfolio	15
American Funds Managed Risk Global Allocation Portfolio	20
Investment objectives, strategies and risks	26
Information regarding the underlying funds	42
Management and organization	46
Purchases and redemptions of shares	48
Plans of distribution	49
Fund expenses	50
Investment results	50
Distributions and taxes	50

Neither the U.S. Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Funds Global Growth Portfolio

Investment objective

The fund’s investment objective is to provide long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fees	0.10%
Distribution fees[1]	0.25
Other expenses[1]	0.38
Acquired (underlying) fund fees and expenses	0.62
Total annual fund operating expenses	1.35
Fee waiver and/or expense reimbursement[2]	0.16
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.19
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .10% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class 4	$121	$412

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. Because the fund will begin investment operations on or after May 1, 2015, information regarding portfolio turnover rates is not available as of the date of this prospectus.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

The fund will invest primarily in global and international funds that invest significantly in issuers domiciled outside the United States. Through the underlying funds in which it invests, the fund will have significant exposure to issuers domiciled outside the United States, including exposure to issuers domiciled in at least three different countries. The fund may also have exposure to issuers domiciled in emerging markets, including small capitalization issuers. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital. The fund may also invest in underlying funds that hold debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or

American Funds Insurance Series - Portfolio Series / Prospectus 1

adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial

American Funds Insurance Series - Portfolio Series / Prospectus 2

resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Because the fund will begin investment operations on or after May 1, 2015, information regarding investment results is not available as of the date of this prospectus.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Joanna F. Jonsson	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James B. Lovelace	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors
Wesley K.-S. Phoa	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
John H. Smet	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
Andrew B. Suzman	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Bradley J. Vogt	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors

American Funds Insurance Series - Portfolio Series / Prospectus 3

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Portfolio Series / Prospectus 4

American Funds Growth and Income Portfolio

Investment objective

The fund’s investment objective is to provide long-term growth of capital while providing current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class 4 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 4
Management fees	0.10%
Distribution fees[1]	0.25
Other expenses[1]	0.38
Acquired (underlying) fund fees and expenses	0.47
Total annual fund operating expenses	1.20
Fee waiver and/or expense reimbursement[2]	0.16
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.04
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .10% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class 4 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class 4	$106	$365

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. Because the fund will begin investment operations on or after May 1, 2015, information regarding portfolio turnover rates is not available as of the date of this prospectus.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed-income funds.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital while providing current income. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

American Funds Insurance Series - Portfolio Series / Prospectus 5

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. The fund may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect the fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

American Funds Insurance Series - Portfolio Series / Prospectus 6

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Because the fund will begin investment operations on or after May 1, 2015, information regarding investment results is not available as of the date of this prospectus.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Joanna F. Jonsson	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James B. Lovelace	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors
Wesley K.-S. Phoa	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
John H. Smet	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
Andrew B. Suzman	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Bradley J. Vogt	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors

American Funds Insurance Series - Portfolio Series / Prospectus 7

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Portfolio Series / Prospectus 8

American Funds Managed Risk Growth Portfolio

Investment objective

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P2
Management fees	0.25%
Distribution fees[1]	0.25
Other expenses[1]	0.38
Acquired (underlying) fund fees and expenses	0.38
Total annual fund operating expenses	1.26
Fee waiver and/or expense reimbursement[2]	0.24
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.02
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class P2	$104	$376

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. Because the fund will begin investment operations on or after May 1, 2015, information regarding portfolio turnover rates is not available as of the date of this prospectus.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income and fixed-income funds.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will typically have significant exposure to issuers domiciled outside the United States. The fund may also have exposure to smaller capitalization issuers and issuers domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

American Funds Insurance Series - Portfolio Series / Prospectus 9

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying funds. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a

American Funds Insurance Series - Portfolio Series / Prospectus 10

particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading

American Funds Insurance Series - Portfolio Series / Prospectus 11

volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Insurance Series - Portfolio Series / Prospectus 12

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Because the fund will begin investment operations on or after May 1, 2015, information regarding investment results is not available as of the date of this prospectus. Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Joanna F. Jonsson	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James B. Lovelace	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors
Wesley K.-S. Phoa	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
John H. Smet	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
Andrew B. Suzman	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Bradley J. Vogt	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors

Portfolio managers The individuals primarily responsible for the overall management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James R. Mulally	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	Less than 1 year (since the fund’s inception)	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

American Funds Insurance Series - Portfolio Series / Prospectus 13

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Portfolio Series / Prospectus 14

American Funds Managed Risk Growth and Income Portfolio

Investment objective

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P2
Management fees	0.25%
Distribution fees[1]	0.25
Other expenses[1]	0.38
Acquired (underlying) fund fees and expenses	0.44
Total annual fund operating expenses	1.32
Fee waiver and/or expense reimbursement[2]	0.24
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.08
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class P2	$110	$395

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. Because the fund will begin investment operations on or after May 1, 2015, information regarding portfolio turnover rates is not available as of the date of this prospectus.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed-income funds.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital while providing current income. In making this

American Funds Insurance Series - Portfolio Series / Prospectus 15

determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying funds. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. The fund may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect the fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the

American Funds Insurance Series - Portfolio Series / Prospectus 16

limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible

American Funds Insurance Series - Portfolio Series / Prospectus 17

to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Because the fund will begin investment operations on or after May 1, 2015, information regarding investment results is not available as of the date of this prospectus. Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

American Funds Insurance Series - Portfolio Series / Prospectus 18

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Joanna F. Jonsson	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James B. Lovelace	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors
Wesley K.-S. Phoa	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
John H. Smet	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
Andrew B. Suzman	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Bradley J. Vogt	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors

Portfolio managers The individuals primarily responsible for the overall management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James R. Mulally	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	Less than 1 year (since the fund’s inception)	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

American Funds Insurance Series - Portfolio Series / Prospectus 19

American Funds Managed Risk Global Allocation Portfolio

Investment objective

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold an interest in Class P2 shares of the fund. It does not reflect insurance contract fees and expenses. If insurance contract fees and expenses were reflected, expenses shown would be higher.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P2
Management fees	0.25%
Distribution fees[1]	0.25
Other expenses[1]	0.38
Acquired (underlying) fund fees and expenses	0.54
Total annual fund operating expenses	1.42
Fee waiver and/or expense reimbursement[2]	0.24
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.18
[1]	Based on estimated amounts for the current fiscal year.
[2]	The investment adviser is currently waiving a portion of its management fee equal to .15% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. This waiver and reimbursement will be in effect through at least May 1, 2016, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Example This example is intended to help you compare the cost of investing in Class P2 shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect insurance contract expenses. If insurance contract expenses were reflected, expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class P2	$120	$426

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. Because the fund will begin investment operations on or after May 1, 2015, information regarding portfolio turnover rates is not available as of the date of this prospectus.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds may include growth, growth-and-income, equity-income, balanced, asset allocation and fixed-income funds.

In seeking to pursue its investment objective, the fund, through its investments in the underlying funds, varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. The proportion of equities, debt securities and money market instruments held by the fund through its investments in the underlying funds will vary with market conditions and the investment adviser’s assessment of the relative attractiveness of each asset type as an investment opportunity.

As an asset allocation fund with a global scope, the fund seeks to invest, through its investments in the underlying funds, in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The fund will invest primarily in global and international funds that invest significantly in issuers domiciled outside the United States. Through the underlying funds in which it invests, the fund will have significant exposure to issuers domiciled outside the United States, including exposure to issuers domiciled in at least three different countries. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking high total return, including capital gains and current income.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented and income-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and

American Funds Insurance Series - Portfolio Series / Prospectus 20

maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing high total return (including income and capital gains) consistent with preservation of capital over the long term. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay referred to in this prospectus as the managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. In situations of extreme market volatility, the subadviser will tend to use exchange-traded equity index futures more heavily, as the exchange-traded futures could significantly reduce the fund’s net economic exposure to equity securities. Even in periods of low volatility in the equity markets, however, the subadviser will continue to use the hedging techniques (although, presumably, to a lesser degree) to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. Investors in the fund should also understand that the fund’s objective of protecting against downside losses may result in the fund not realizing the full gains of the underlying funds. In addition, the managed risk strategy may not effectively protect the fund from all market declines.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. The fund may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect the fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

American Funds Insurance Series - Portfolio Series / Prospectus 21

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such

American Funds Insurance Series - Portfolio Series / Prospectus 22

as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Insurance Series - Portfolio Series / Prospectus 23

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Because the fund will begin investment operations on or after May 1, 2015, information regarding investment results is not available as of the date of this prospectus. Additionally, because no funds, private accounts or commodity pools that are managed by the fund’s investment adviser have investment objectives, policies and strategies substantially similar to those of the fund, information regarding investment results of any such other funds, accounts or pools is not provided herein.

Management

Investment adviser Capital Research and Management CompanySM

Subadviser Milliman Financial Risk Management LLC

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Joanna F. Jonsson	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James B. Lovelace	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors
Wesley K.-S. Phoa	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
John H. Smet	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors
Andrew B. Suzman	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
Bradley J. Vogt	Less than 1 year (since the fund’s inception)	Partner – Capital Research Global Investors

Portfolio managers The individuals primarily responsible for the overall management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	Less than 1 year (since the fund’s inception)	Partner – Capital World Investors
James R. Mulally	Less than 1 year (since the fund’s inception)	Partner – Capital Fixed Income Investors

Subadviser portfolio manager The individual primarily responsible for the management of the fund’s managed risk strategy is:

Portfolio manager	Portfolio manager experience in this fund	Primary title with subadviser
Adam Schenck	Less than 1 year (since the fund’s inception)	Director – Portfolio Management Group, Milliman Financial Risk Management LLC

American Funds Insurance Series - Portfolio Series / Prospectus 24

Tax information

See your variable insurance contract prospectus for information regarding the federal income tax treatment of your variable insurance contract and related distributions.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. The fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. In addition to payments described above, the fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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Investment objectives, strategies and risks

American Funds Global Growth Portfolio

The fund’s investment objective is to provide long-term growth of capital.

While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund will attempt to achieve its investment objective by investing in Class 1 shares of a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. However, the fund may also invest in growth-and-income funds. The fund categories represent differing investment objectives. For example, growth funds generally seek long-term growth primarily through investments in U.S. stocks and/or stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some bond investments.

The fund will invest primarily in global and international funds that invest significantly in issuers domiciled outside the United States. Through the underlying funds in which it invests, the fund will have significant exposure to issuers domiciled outside the United States, including exposure to issuers domiciled in at least three different countries, including the United States. The fund may also have exposure to issuers domiciled in emerging markets, including small capitalization issuers. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital. The fund may also invest in underlying funds that hold debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

The fund or an underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund or an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or an underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The success of the fund will be impacted by the results of the underlying funds , and investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

American Funds Insurance Series - Portfolio Series / Prospectus 26

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Insurance Series - Portfolio Series / Prospectus 27

American Funds Growth and Income Portfolio

The fund’s investment objective is to provide long-term growth of capital while providing current income.While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund will attempt to achieve its investment objective by investing in Class 1 shares of a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed-income funds. The fund categories represent differing investment objectives. For example, growth funds generally seek long-term growth primarily through investments in U.S. stocks and/or stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some bond investments. Equity-income funds generally strive for income and growth through stocks and/or bond investments, while fixed-income funds seek current income through bond investments.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

The fund or an underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund or an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or an underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The success of the fund will be impacted by the results of the underlying funds , and investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor

American Funds Insurance Series - Portfolio Series / Prospectus 28

management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Insurance Series - Portfolio Series / Prospectus 29

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Managed Risk Growth Portfolio

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection.While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund will attempt to achieve its investment objective by investing in Class 1 shares of a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. However, the fund may also invest in growth-and-income and fixed-income funds. The fund categories represent differing investment objectives. For example, growth funds generally seek long-term growth primarily through investments in U.S. stocks and/or stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some bond investments, while fixed-income funds seek current income through bond investments.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will typically have significant exposure to issuers domiciled outside the United States. The fund may also have exposure to smaller capitalization issuers and issuers domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net

American Funds Insurance Series - Portfolio Series / Prospectus 30

risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The fund or an underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund or an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or an underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

The success of the fund will be impacted by the results of the underlying funds , and investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s

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settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of

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securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of

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either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Managed Risk Growth and Income Portfolio

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund will attempt to achieve its investment objective by investing in Class 1 shares of a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange traded futures contracts. The underlying AFIS funds will primarily consist of growth, growth-and-income and equity-income funds. The fund categories represent differing investment objectives. For example, growth funds generally seek long-term growth primarily through investments in U.S. stocks and/or stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some bond investments, while equity-income funds generally strive for income and growth through stocks and/or bond investments.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in

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the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The fund or an underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund or an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or an underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

The success of the fund will be impacted by the results of the underlying funds , and investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

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Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

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Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

American Funds Managed Risk Global Allocation Portfolio

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

American Funds Insurance Series - Portfolio Series / Prospectus 37

The fund will attempt to achieve its investment objective by investing in Class 1 shares of a mix of American Funds Insurance Series (AFIS) funds in different combinations and weightings, while seeking to manage portfolio volatility and risk of loss primarily through the use of exchange traded futures contracts. The underlying AFIS funds will primarily consist of growth, growth-and-income, balanced and asset allocation funds. However, the fund may also invest in fixed-income funds. The fund categories represent differing investment objectives. For example, growth funds generally seek long-term growth primarily through investments in U.S. stocks and/or stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some bond investments. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while fixed-income funds seek current income through bond investments.

In seeking to pursue its investment objective, the fund, through its investments in the underlying funds, varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. The proportion of equities, debt securities and money market instruments held by the fund through its investments in the underlying funds will vary with market conditions and the investment adviser’s assessment of the relative attractiveness of each asset type as an investment opportunity.

As an asset allocation fund with a global scope, the fund seeks to invest, through its investments in the underlying funds, in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The fund will invest primarily in global and international funds that invest significantly in issuers domiciled outside the United States. Through the underlying funds in which it invests, the fund will have significant exposure to issuers domiciled outside the United States, including exposure to issuers domiciled in at least three different countries. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking high total return, including capital gains and current income.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented and income-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Debt securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the fund around a target volatility level and reduce the downside exposure of the fund during periods of significant market declines. “Volatility” in this context means variance in the fund’s investment results. The fund employs a subadviser to select individual futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the underlying funds’ equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the underlying funds’ portfolios, taking into consideration each underlying fund’s allocation within the fund. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the fund. The subadviser may also seek to hedge the fund’s currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The short equity futures contracts increase in value as equity markets decline. The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. Upon entering into a futures contract, the fund will be required to deposit with the FCM an amount of cash for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions and the effect of the managed risk strategy would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

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During periods of generally rising equity security prices, the subadviser will increase the target level of protection in the fund to seek to protect the growing value of the fund’s portfolio. During or after severe market downturns, however, the fund’s subadviser will realize gains for the fund on the fund’s short futures positions and the amount of short futures held by the fund will decrease. Even in periods of low volatility in the equity markets, the subadviser may continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. In addition, under certain market conditions, the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If, in the judgment of the fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

The fund may be required to own cash or other liquid assets and post these assets with an FCM or broker as collateral to cover the fund’s obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could significantly reduce the fund’s net economic exposure to equity securities. In addition, during severe market dislocations the fund may adjust its managed risk strategy if advisable in the judgment of the fund’s investment adviser and subadviser. Before adjusting the fund’s managed risk strategy, the fund’s investment adviser and subadviser may consult with insurance companies that offer the fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the fund’s investment results.

The fund or an underlying fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund or an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund or an underlying fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the underlying funds, the fund owns a diversified mix of securities.

The success of the fund will be impacted by the results of the underlying funds , and investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying funds.

The following are certain risks associated with the fund’s investment strategies.

Investing in futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the fund.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract

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prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

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Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

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Information regarding the underlying funds

The investment objectives and principal investment strategies of the underlying funds are summarized below and on the following pages. They should not be construed as an offer to purchase the underlying funds. For additional and more current information regarding the underlying funds, investors should read the current prospectuses and statements of additional information of the underlying funds.

Each fund will invest in some, but not all, of the underlying funds listed below. Some underlying funds may not be underlying investments for any fund, while others may serve as underlying investments for multiple funds.

Each of the funds described in this prospectus relies on the professional judgment of the investment adviser to the funds and to the underlying funds to make decisions about the underlying funds’ respective portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Underlying funds – Growth funds

Global Growth Fund The fund’s investment objective is to provide long-term growth of capital.

The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Global Small Capitalization Fund The fund’s investment objective is to provide long-term growth of capital.

Normally, the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

Growth Fund The fund’s investment objective is to provide growth of capital.

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

International Fund The fund’s investment objective is to provide long-term growth of capital.

The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

New World Fund The fund’s investment objective is long-term capital appreciation.

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund’s investment adviser maintains a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest

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currently include, but are not limited to, Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Greece, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Underlying funds – Growth-and-income funds

Blue Chip Income and Growth Fund The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. The fund’s investment adviser considers these types of investments to be “blue chip” stocks. In seeking to produce a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The fund invests, under normal market conditions, at least 90% of its assets in equity securities. The fund is designed for investors seeking both income and capital appreciation.

Global Growth and Income Fund The fund’s investment objective is to provide long-term growth of capital while providing current income.

The fund invests primarily in common stocks of well-established companies around the world, which the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

Growth-Income Fund The fund’s investment objectives are to achieve long-term growth of capital and income.

The fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The fund is designed for investors seeking both capital appreciation and income.

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Underlying funds – Equity-income and balanced funds

Capital Income Builder The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

Asset Allocation Fund The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

Global Balanced Fund The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

As a balanced fund with global scope, the fund seeks to invest in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The fund will allocate its assets among securities of companies domiciled in various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).

The fund’s investments in issuers domiciled outside the United States may include securities of issuers domiciled in developing countries.

Normally, the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus is on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally, the fund will invest at least 30% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

Underlying funds – Fixed-income funds

Bond Fund The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests at least 80% of its assets in bonds and other debt securities. The fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The fund may invest in debt securities of issuers domiciled outside the United States, including in emerging markets. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. In addition, the fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to-be-announced contracts and mortgage rolls.

American Funds Insurance Series - Portfolio Series / Prospectus 44

These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio, resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

Global Bond Fund The fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.

Under normal market circumstances, the fund invests at least 80% of its assets in bonds. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Normally, the fund’s debt obligations consist substantially of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 35% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

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Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the Series and other mutual funds, including each of the underlying funds and the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolios and business affairs of the Series. The estimated total management fee to be paid by each fund for the current fiscal year, in each case expressed as a percentage of average net assets of that fund, appears in the Annual Fund Operating Expenses table for each fund. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the Series’ Investment Advisory and Service Agreement by the Series’ board of trustees is contained in the Series’ annual report to shareholders for the fiscal year ended December 31, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The Series’ shareholders approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders of the Series approved a proposal to reorganize the Series into a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization.

The Capital SystemSM for the underlying funds Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets for the underlying funds. Under this approach, the portfolio of each underlying fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of an underlying fund’s portfolio. Investment decisions are subject to the underlying fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation, for certain of the fixed-income portfolios. To the extent applicable, an underlying fund’s fixed-income portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

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Portfolio management for the funds Capital Research and Management Company is the investment adviser to the funds and the underlying funds. For each of the funds, the Portfolio Oversight Committee develops the allocation approach and selects the underlying funds. The table below shows the investment experience and role in management for each of the members of the Portfolio Oversight Committee.

Investment professional	Investment experience	Experience in the funds	Role in management of the funds
Alan N. Berro	Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
Joanna F. Jonsson	Investment professional for 26 years in total; 25 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
James B. Lovelace	Investment professional for 33 years, all with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
Wesley K.-S. Phoa	Investment professional for 21 years in total; 16 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
John H. Smet	Investment professional for 33 years in total; 32 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
Andrew B. Suzman	Investment professional for 22 years, all with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee
Bradley J. Vogt	Investment professional for 28 years, all with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a member of the Portfolio Oversight Committee

The investment adviser is also responsible for the management of the funds and, subject to the review and approval of the Series’ board of trustees, the selection of a subadviser, if applicable, to the funds, the monitoring and oversight of any such subadviser and the implementation of policies and procedures reasonably designed to ensure that such subadviser complies with the funds’ respective investment objectives, strategies and restrictions.

Milliman Financial Risk Management LLC is the subadviser to American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio (collectively, the “Managed Risk Portfolio Funds”) with respect to the management of the funds’ managed risk strategies.

The table below shows the investment experience and role in management for each of the investment adviser’s investment professionals primarily responsible for the overall management of the Managed Risk Portfolio Funds.

Portfolio manager for the funds/Title (if applicable)	Investment experience	Experience in the funds	Role in management of the funds
Alan N. Berro	Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a portfolio manager
James R. Mulally	Investment professional for 39 years in total; 35 years with Capital Research and Management Company or affiliate	Less than 1 year (since the funds’ inception)	Serves as a portfolio manager

The table below shows the investment experience and role in management for the subadviser’s investment professional primarily responsible for the management of the managed risk strategies of the Managed Risk Portfolio Funds.

Portfolio manager for the funds/Title (if applicable)	Investment experience	Experience in the funds	Role in management of the funds
Adam Schenck	Investment professional for 10 years, all with Milliman Financial Risk Management LLC or affiliate	Less than 1 year (since the funds’ inception)	Serves as a portfolio manager of the subadviser with respect to the funds’ managed risk strategies

Information regarding the investment professionals’ compensation, their ownership of securities in the funds and other accounts they manage is in the statement of additional information.

Portfolio holdings A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

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Purchases and redemptions of shares

Shares of the Series are currently offered only to insurance company separate accounts as well as so-called “feeder funds” under master-feeder arrangements sponsored by insurance companies as underlying investments for such insurance companies’ variable annuity contracts and variable life insurance policies. All such shares may be purchased or redeemed by the insurance company separate accounts (or feeder funds) at net asset value without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts (or feeder funds).

Frequent trading of fund shares The Series and American Funds Distributors, Inc., the Series’ distributor, reserve the right to reject any purchase order for any reason. The funds are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to the funds and less efficient management of the funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Series or American Funds Distributors has determined could involve actual or potential harm to a fund may be rejected.

The Series, through its transfer agent, American Funds Service Company, has agreements with the Series’ insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in fund shares. The agreements generally require the insurance companies to (i) provide, upon request from a fund, the Series or their agent, certain identifying and account information regarding contract owners who invest in fund shares through an insurance company account and (ii) execute instructions from a fund, the Series or their agent to restrict further purchases or exchanges of fund shares by a contract owner who the Series has identified as having engaged in potentially harmful market timing or frequent trading. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures that American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Series. You should refer to disclosures provided by the insurance company with which you have a contract to determine the specific trading restrictions that apply to you.

Under its procedures, American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the funds will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the Series’ broad ability to restrict potentially harmful trading as described previously, the Series’ board of trustees has adopted a “purchase blocking policy” under which any contract owner redeeming units representing a beneficial interest in any fund other than Cash Management Fund (including redemptions that are part of an exchange transaction) having a value of $5,000 or more will be precluded from investing units of beneficial interest in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of units representing a beneficial interest in a fund having a value of less than $5,000;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
•	purchase transactions involving in-kind transfers of fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The Series reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the Series’ surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the Series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the Series.

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Valuing shares The net asset value of each share class of each fund is calculated based in part upon the net asset value of the share class of the underlying funds in which the fund invests. The prospectus for each underlying fund explains the circumstances under which the underlying fund will use fair value pricing and the effects of using fair value pricing. The net asset value of each share class of a fund is the value of a single share of that class. Each fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the funds’ share prices would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations or, in the case of futures contracts, the settlement price. However, the underlying funds have adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the securities in the underlying funds’ portfolios that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the underlying funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the funds do not price their shares, the values of securities held in the funds may change on days when you will not be able to purchase or redeem fund shares.

Shares of the funds will be purchased or sold at the net asset value next determined after receipt of requests from the appropriate insurance company. Requests received by the appropriate insurance company prior to 4 p.m. New York time and communicated by the insurance company to the Series or its agent will be purchased or sold at that day’s net asset value.

Plans of distribution

The Series has adopted plans of distribution, or “12b-1 plans,” for Class 4 shares and for Class P2 shares. Under the plans, the Series may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Series’ board of trustees. The plans provide for annual expenses of .25% for Class 4 shares and .50% for Class P2 shares, and the Series’ board of trustees has authorized payments of .25% for Class P2 shares. Amounts paid under the 12b-1 plan are used by insurance company contract issuers to cover distribution expenses. The estimated 12b-1 fees expected to be paid by each fund, as a percentage of average net assets, for the current fiscal year, are indicated in this prospectus in the Annual Fund Operating Expenses table for each fund. Since these fees are paid out of each fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return of an investment in Class 4 or Class P2 shares.

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Fund expenses

In periods of market volatility, assets of the funds and/or the applicable underlying funds may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses tables in this prospectus.

Each fund will invest in Class 1 shares of the applicable underlying funds. Accordingly, fees and expenses of the underlying funds reflect current expenses of the Class 1 shares of the underlying funds. The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus are based on estimated amounts for the current fiscal year. These items include third-party expenses, such as custodial, legal, audit, accounting, regulatory reporting and pricing vendor services. In addition, the “Other expenses” items include fees for administrative services provided by the insurance companies that include any of the funds as an underlying investment in their variable contracts. Each fund will pay an insurance administration fee of .25% to these insurance companies for providing certain services pursuant to an insurance administrative services plan adopted by the Series.

Investment results

All fund results in the “Investment results” section of this prospectus for each fund reflect the reinvestment of dividends and capital gains distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

Distributions and taxes

Each fund of the Series intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the fund itself is relieved of federal income tax.

It is the Series’ policy to distribute to the shareholders (the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

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Other fund information Shares of the Series are currently offered to insurance company separate accounts funding both variable annuity contracts and variable life insurance policies. Interests of various contract owners participating in the Series may be in conflict. The board of trustees of the Series will monitor for the existence of any material conflicts and determine what action, if any, should be taken. Shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the Series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the Series, including each fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the Series, the Series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the Series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

The current SAI and annual/semi-annual reports to shareholders can be found online at americanfunds.com/afis and may be available on the website of the company that issued your insurance contract. You also may request a free copy of these documents or the codes of ethics by calling American Funds at (800) 421-9900, ext. 65413 or writing to the Secretary at 333 South Hope Street, Los Angeles, California 90071.

INS2PRX-998-0515P Printed in USA CGD/AFD/8024	Investment Company File No. 811-03857

American Funds Insurance Series®

Portfolio Series

Part B
Statement of Additional Information

May 1, 2015

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Insurance Series (the “Series”), dated May 1, 2015 for the funds listed below. Except where the context indicates otherwise, all references herein to the “fund“ apply to each of the funds listed below. You may obtain a prospectus from your financial adviser, by calling American Funds Service Company® at (800) 421-4225 or by writing to the Series at the following address:

American Funds Insurance Series
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Class 1, Class 2 and Class 4 shares of:	Class P1 and Class P2 shares of:
American Funds Global Growth Portfolio American Funds Growth and Income Portfolio	American Funds Managed Risk Growth Portfolio American Funds Managed Risk Growth and Income Portfolio American Funds Managed Risk Global Allocation Portfolio

Investment portfolio
Financial statements

American Funds Insurance Series - Portfolio Series - Page 1

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks” and “Information regarding underlying funds,” which provide information about the Series, the funds and the underlying funds.

The funds

The following descriptions of securities, investment techniques and risks apply to each of the funds.

Cash and cash equivalents — In addition to its investments in the underlying funds, a portion of the fund’s assets may be held in cash or cash equivalents, including shares of money market funds. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

The fund may take temporary defensive measures in response to adverse market, economic, political, or other conditions as determined by the investment adviser. Such measures could include, but are not limited to, investments in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. government securities and related repurchase agreements. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund and each of the underlying funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to a fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund, each of the underlying funds and their investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

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In addition, cybersecurity failures by or breaches of a fund’s or an underlying fund’s third-party service providers (including, but not limited to, a fund’s investment adviser, subadviser, transfer agent, custodian, administrators and other financial intermediaries, as applicable) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund, each underlying fund and their respective shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that a fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as a fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the underlying fund invests, which may cause an underlying fund’s investments in such issuers to lose value.

The managed risk funds

The following descriptions of securities, investment techniques and risks apply to the American Funds Managed Risk Growth Portfolio, the American Funds Managed Risk Growth and Income Portfolio and the American Funds Managed Risk Global Allocation Portfolio, which are collectively referred to herein as the “managed risk funds.” Except where the context indicates otherwise, all references herein to the “managed risk fund” apply to each of the managed risk funds.

Futures contracts — A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund’s open positions in futures contracts, the fund would be required to deposit with a futures broker, or futures commission merchant (FCM), in a segregated account in the name of the FCM at the derivatives clearinghouse or exchange an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that there is a loss on the futures contract, the FCM will require the fund to post the daily settlement cost that is paid to the derivatives clearinghouse. However, if the value of a position increases because of favorable price changes in the futures contract, the FCM will pay the excess to the fund. These subsequent payments, called “variation margin,” to and from the FCM, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

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In addition, the fund is required to segregate liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Assets used as margin typically may not be sold while the position in the related futures contract is open unless they are replaced with other appropriate assets. If markets move against the fund’s futures position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain such assets. This may prevent the fund from pursuing its investment objective with respect to such assets. Assets that are used as margin typically are invested, and these investments are subject to risk and may result in losses to the fund, which may be in addition to losses incurred by using the related futures contract. If the fund is unable to close out its position, it may be required to continue to maintain such assets or make such payments until the position expires or matures, and the fund will continue to be subject to investment risk on such assets.

In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, if any, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation by the fund of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value, and the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. As a result, the fund’s access to other assets held to cover its futures positions could also be impaired. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund’s other investments.

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Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way, and may behave in unexpected ways, especially in abnormal or volatile market conditions. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swaps — A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The gross returns to be exchanged or 'swapped' between the parties are calculated with respect to a notional amount — for example, the return on or increase in value of a particular dollar amount invested at a particular interest rate. The notional amount of the swap agreement is only used to calculate the amount of the obligations the parties to a swap agreement have agreed to exchange. The fund's obligations or rights under a swap agreement will be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, and not the notional amount. For exchange traded swaps, the fund would be under the same obligations to post initial and variation margin and to segregate assets as with exchange traded futures. However, the amount of initial and variation margin is generally set by the exchanges on which the contracts are traded, so the amount of any such margin could be more or less than the amount required for exchange traded futures.

Currently the swaps market is largely an over-the-counter market with swap agreements made directly between two counterparties. The fund does not intend to use over-the-counter swaps. However, current government regulation is intended to move a substantial portion of the market for swaps to an exchange traded swaps market. If, in the judgment of the fund's investment adviser and the subadviser, the exchange traded swaps market becomes similar in depth and substance to that of the exchange traded futures market, the subadviser may use exchange traded swaps to seek to hedge interest rate risk. In such a market the operational aspects and risks of investing in exchange traded swaps will be substantially similar to those of investing in exchange traded futures.

Short positions — The fund may take short positions in exchange-traded futures contracts or other investments to attempt to offset potential declines in the value of securities held by the underlying fund. The subadviser selects individual futures contracts on equity indexes of U.S. markets and markets outside the United States that it believes are correlated to the underlying fund’s equity exposure. A short position in a futures contract is a transaction in which the fund enters into a futures contract or other investment in anticipation that the market price of that futures contract or other investment will decline due to a decline in the underlying index.

If the price of the futures contract or other investment “sold” short increases between the time the short position in the futures contract is entered and the time the fund closes out its short position in the futures contract with a corresponding long position in a futures contract for the same underlying index or the futures contract expires, the fund will incur a loss. Since the value of the underlying equity index to a futures contract or other investment could theoretically continually increase the amount of losses are potentially unlimited. If the price of the futures contract or other investment sold declines between the time the short position in the futures contract is entered and the time the fund closes out its short position in the futures contract with a corresponding long position in a futures contract for the same underlying index or the futures contract expires, the fund will realize a gain. The successful use of short

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positions by the fund may be adversely affected by imperfect correlation between the securities of the underlying fund being hedged and the underlying indexes of the futures contracts.

Borrowing — The fund is authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits the fund to borrow up to 33⅓% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The fund may set up a line of credit with a lender and from time to time borrow against such line of credit to facilitate the process of posting margins or funding redemptions. The fund may pledge assets to secure such borrowings. Borrowing results in interest expense and other fees and expenses for the fund which may impact the fund’s net expenses. The costs of borrowing may reduce the fund’s investment results.

Regulatory considerations — In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject the adviser of a registered investment company to registration with the CFTC as a commodity pool operator (“CPO”) under certain conditions. The investment adviser has registered as a CPO and adopted certain policies and procedures and implemented certain changes to operational aspects of the fund in order to be in compliance with CFTC rules and regulations.

In August 2013, the CFTC adopted amendments to its rules that permit a CPO of a registered investment company commodity pool to satisfy applicable CFTC rule requirements by complying with certain SEC rule requirements. The investment adviser has claimed the relief necessary to take advantage of the CFTC’s approach of permitting substituted compliance with SEC rule requirements. As a registered CPO, the investment adviser is subject to additional requirements that are not addressed by substituted compliance with SEC rules.

Compliance with these additional registration and regulatory requirements may increase the fund’s expenses.

Nondiversification — The fund is a nondiversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer than a diversified investment company. The fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See “Taxes and Distributions.”)

The underlying funds

Because the following is a combined summary of investment strategies of all of the underlying funds, certain matters described herein will only apply to a fund to the extent such fund is invested in an underlying fund that engages in such a strategy. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a fund’s prospectus or the “Fund policies” section of this statement of additional information, or by applicable law, each fund in the Series may invest in underlying funds which engage in each of the practices described below.

Equity securities — An underlying fund may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by an underlying fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of

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equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect an underlying fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by an underlying fund may involve large price swings and potential for loss. To the extent an underlying fund invests in income-oriented, equity-type securities, income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests.

Debt instruments — An underlying fund may invest in debt securities. Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of an underlying fund’s portfolio to decline.

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Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, an underlying fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, an underlying fund may incur losses or expenses in seeking recovery of amounts owed to them.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely an underlying fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of each underlying fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

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Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by a certain fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible or contingent capital securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain

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circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain minimum capital. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of an issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing in smaller capitalization stocks — An underlying fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of $4.0 billion and below at the time of purchase). Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. An underlying fund that emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards) can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than if it were to concentrate on larger capitalization stocks. The underlying funds determine relative market capitalizations using U.S. standards. Accordingly, an underlying fund’s investments in certain countries outside the United States may have larger market capitalizations relative to other companies within those countries.

Investing in private companies — An underlying fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent an underlying fund from selling its company shares for a period of time following the public offering.

Investments in private companies can offer an underlying fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing outside the U.S. — An underlying fund may invest in securities of issuers domiciled outside the United States and which may be denominated in currencies other than the U.S. dollar. Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to

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actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact revenues. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholdings taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with an underlying fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and an underlying fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market as a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the underlying fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While an underlying fund will only invest in

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markets where these restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after the underlying fund’s investment. If this happened, the underlying fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the underlying fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the underlying fund due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the underlying fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the underlying fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the underlying fund to suffer a loss. An underlying fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the underlying fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the underlying fund.

Insufficient market information — An underlying fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the underlying fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the underlying fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by an underlying fund varies among developing countries and, in some cases, is comparatively high. In addition,

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developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that an underlying fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — An underlying fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by an underlying fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the underlying fund.

In determining the domicile of an issuer, the underlying funds’ investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. In addition, for certain underlying funds, the investment adviser may also consider factors such as where the issuer’s assets are located and/or where it derives its revenues and/or profits.

Currency transactions — An underlying fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase or sell a security denominated in that currency (often referred to as a spot or cover transaction).

An underlying fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by an underlying fund will typically involve the purchase or sale of a currency against the U.S. dollar, the underlying fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, an underlying fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of an underlying fund’s commitment increases because of changes in exchange rates, the underlying fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. An underlying fund may also be subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change an underlying fund’s exposure to currency exchange rates and could result in losses to the underlying fund if currencies do not perform as expected by the investment adviser. For example, if the investment adviser increases an

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underlying fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the underlying fund may incur a loss. An underlying fund will segregate liquid assets that will be marked to market daily to meet their forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by an underlying fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by an underlying fund.

Certain underlying funds may also enter into exchange-traded futures contracts relating to foreign currencies in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. An exchange-traded futures contract relating to foreign currency is similar to a forward foreign currency contract but has a standardized size and exchange date.

In connection with these futures transactions, the Series has filed a notice of eligibility with the Commodity Futures Trading Commission (“CFTC”) that exempts the Series from CFTC registration as a “commodity pool operator” (as defined under the Commodity Exchange Act) with respect to the underlying funds. Pursuant to this notice, each of these funds will observe certain CFTC guidelines with respect to its futures transactions that, among other things, limit initial margin deposits in connection with the use of futures contracts and related options for purposes other than “hedging” (as defined by CFTC rules) up to 5% of a fund's net assets.

Certain underlying funds may attempt to accomplish objectives similar to those involved in their use of currency contracts by purchasing put or call options on currencies. A put option gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. An underlying fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the U.S. dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the underlying fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which the underlying fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded over-the-counter (“OTC options”). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike (exercise) prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. An underlying fund will not purchase an OTC option unless the investment adviser believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation which guarantees performance. Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Forward commitment, when issued and delayed delivery transactions — An underlying fund may enter into commitments to purchase or sell securities at a future date. When an underlying fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the

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agreement. If the other party to such a transaction fails to deliver or pay for the securities, the underlying fund could miss a favorable price or yield opportunity, or could experience a loss.

Certain underlying funds may also enter into roll transactions, such as a mortgage dollar roll where the underlying fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the underlying fund forgoes principal and interest paid on the mortgage-backed securities. The underlying fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The underlying fund could suffer a loss if the contracting party fails to perform the future transaction and the underlying fund is therefore unable to buy back the mortgage-backed securities it initially sold. The underlying fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase an underlying fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and must be within industry-accepted “good delivery” standards.

An underlying fund will not use any of these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent an underlying fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the underlying fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the underlying fund’s portfolio securities decline while the underlying fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. An underlying fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, an underlying fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, an underlying fund may sell such securities.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment

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Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by an underlying fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the underlying fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities — An underlying fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

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Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Adjustable rate mortgage-backed securities — Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits an underlying fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an underlying fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, an underlying fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other

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mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Warrants and rights — Warrants and rights may be acquired by an underlying fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. An underlying fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be

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denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Inflation linked bonds — An underlying fund may invest in inflation linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, an underlying fund may invest in corporate inflation linked securities.

The value of inflation linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation linked securities. There can be no assurance, however, that the value of inflation linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

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The market for inflation linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation linked securities currently available for an underlying fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Real estate investment trusts — An underlying fund may invest in securities issued by real estate investment trusts (“REITs”), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Variable and floating rate obligations — The interest rates payable on certain securities in which certain of the underlying funds may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Cash and cash equivalents — An underlying fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

4(2) commercial paper — An underlying fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the underlying fund’s board of trustees.

Restricted or illiquid securities — An underlying fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers.” Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to an underlying fund or cause it to incur additional administrative costs.

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Some underlying fund holdings (including some restricted securities) may be deemed illiquid if they cannot be sold in the ordinary course of business at approximately the price at which the underlying fund values them. The determination of whether a holding is considered liquid or illiquid is made by the Series’ adviser under procedures adopted by the Series’ board. The Series’ adviser makes this determination based on factors it deems relevant, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. An underlying fund may incur significant additional costs in disposing of illiquid securities. If an underlying fund holds more than its allowable amount of illiquid assets due to appreciation of illiquid securities, the depreciation of liquid securities or changes in market conditions, the underlying fund will seek over time to increase its investments in liquid securities to the extent practicable.

Loan assignments and participations — An underlying fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively "borrowers"). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes.

Some loans may be secured in whole or in part by assets or other collateral. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring an underlying fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an underlying fund is committed to advance additional funds, the underlying fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, an underlying fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

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An underlying fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When an underlying fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. An underlying fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by an underlying fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and an underlying fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. An underlying fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, an underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, an underlying fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the underlying fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, an underlying fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an underlying fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Investments in loan participations and assignments present the possibility that an underlying fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, an underlying fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Repurchase agreements — An underlying fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by an underlying fund that is collateralized by the security purchased. Repurchase agreements permit an underlying fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the Series' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. An underlying fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, an underlying fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by an underlying fund may be delayed or limited.

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Reverse repurchase agreements — An underlying fund may be authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by an underlying fund and its agreement to repurchase the security at a specified time and price. An underlying fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowing by an underlying fund. The use of reverse repurchase agreements by an underlying fund creates leverage which increases the underlying fund’s investment risk. As an underlying fund’s aggregate commitments under these reverse repurchase agreements increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the underlying fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, the underlying fund’s earnings or net asset value would decline faster than otherwise would be the case.

Maturity — There are no restrictions on the maturity compositions of the portfolios of certain underlying funds. Certain underlying funds invest in debt securities with a wide range of maturities. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Interest rate swaps — An underlying fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the underlying fund by increasing or decreasing the duration of the underlying fund or a portion of the underlying fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, an underlying fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. An underlying fund will generally segregate assets with a daily value at least equal to the excess, if any, of the underlying fund’s accrued obligations under the swap agreement over the accrued amount the underlying fund is entitled to receive under the agreement.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the fund’s investment adviser. To the extent an underlying fund enters into bilaterally negotiated swap transactions, the underlying fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, an underlying fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

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Equity-linked notes — An underlying fund may purchase equity-linked notes to enhance the current income of its portfolio. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities — usually a single stock, a stock index or a basket of stocks — and a related equity derivative, such as a put or call option, in a single note form. For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly. However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock). Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.

As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.

The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by an underlying fund is similar to the risk involved in the purchase of the underlying linked securities. However, the value of an equity-linked note is also dependent on the individual credit of the issuer of the note, which, in the case of an unsecured note, will generally be a major financial institution, and, in the case of a collateralized note, will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, an underlying fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, an underlying fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, an underlying fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.

Equity-linked notes are often privately placed and may not be rated, in which case an underlying fund will be more dependent than would otherwise be the case on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. An underlying fund’s successful use of equity-linked notes will usually depend on the investment adviser’s ability to accurately forecast movements in the prices of the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of a note respond to market conditions differently than anticipated, an underlying fund may not achieve the anticipated benefits of the investment in the equity-linked note, and the underlying fund

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may realize losses, which could be significant and could include the underlying fund’s entire principal investment in the note.

Equity-linked notes are generally designed for the over-the-counter institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of an underlying fund to accurately value and/or sell the equity-linked notes in its portfolio.

Diversification — One of the underlying funds – American Funds Insurance Series – Global Bond Fund – is a nondiversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer. For the fund to be considered a “diversified” investment company under the Investment Company Act of 1940, as amended, the fund with respect to 75% of its total assets, would be required to limit its investment in any one issuer (other than the U.S. government) to 5% of the market value of the total assets of the fund or to 10% of the outstanding voting securities of such issuer. However, such a diversification limitation would reduce the extent to which the fund could concentrate its investments in securities of governmental issuers outside the United States, which are generally considered to be of higher credit quality than are securities of private issuers domiciled outside the United States. Accordingly, such a diversification limitation might increase the fund's investment risk. Although the fund is nondiversified, it has no current intention of investing more than 5% of its assets in securities of any one corporate issuer. In addition, the fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See “Taxes and Distributions.”)

* * * * * *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds’ objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund’s portfolio turnover rate would equal 100% if each security in the fund’s portfolio was replaced once per year. Each of the funds expects to begin investment operations on or after May 1, 2015, and therefore has not yet had portfolio turnover.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on a fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The Series has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

The following policies apply to each fund in the Series (please also see “Additional information about fundamental policies” below):

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.	Borrow money;
b.	Issue senior securities;
c.	Underwrite the securities of other issuers;
d.	Purchase or sell real estate or commodities;
e.	Make loans; or
f.	Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

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Additional information about fundamental policies — The information below is not part of the Series’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Series. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). A reverse repurchase agreement may be considered the economic equivalent of borrowing by the fund; however, to the extent that the fund covers its commitments under a reverse repurchase agreement (and under certain similar agreements and transactions) by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement will not be considered borrowing by the fund.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including short positions in financial instruments, reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the United States government, its agencies or instrumentalities or government sponsored entities or repurchase agreements with respect thereto. Additionally, the fund does not consider futures contracts to be an industry for these purposes. The fund may, however, invest substantially all of its assets in one or more investment companies managed by Capital Research and Management Company.

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Management of the Series

Board of trustees and officers

Independent trustees1

The Series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The Series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the Series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Series’ registration statement.

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Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
William H. Baribault, 1945 Trustee (2009)	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	77	None	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, educational and nonprofit organizations
James G. Ellis, 1947 Trustee (2010)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	77	Mercury General Corporation Former director of Quiksilver, Inc. (until 2014)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, municipal and nonprofit organizations • M.B.A.
Leonard R. Fuller, 1946 Trustee (1999)	President and CEO, Fuller Consulting (financial management consulting firm)	77	None	• Former partner, public accounting firm • Financial management consulting • Service on advisory and trustee boards for municipal, educational and nonprofit organizations • M.B.A.
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive) (2010)	Private investor	79	The Swiss Helvetia Fund, Inc. Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations
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Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Merit E. Janow, 1958 Trustee (2007)	Dean and Professor, Columbia University, School of International and Public Affairs	76	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited

•    Service with Office of the U.S. Trade Representative and U.S. Department of Justice

•    Corporate board experience

•    Service on advisory and trustee boards for charitable, educational and nonprofit organizations

•    Experience as corporate lawyer

•    J.D.

Laurel B. Mitchell, Ph.D., 1955 Trustee (2010)	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	73	None

•    Professor at multiple universities

•    Service in the Office of Chief Accountant and Enforcement Division of the U.S. Securities and Exchange Commission

•    Experience in corporate management and public accounting

•    Service on advisory and trustee boards for charitable, educational and nonprofit organizations

•    Ph.D., accounting

•    Formerly licensed as C.P.A.

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Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Frank M. Sanchez, 1943 Trustee (2010)	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	73	None	• Senior academic leadership position • Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • Ph.D., education administration and finance
Margaret Spellings, 1957 Trustee (2010)	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	77	Former director of Apollo Education Group, Inc. (until 2013)

•    Former U.S. Secretary of Education, U.S. Department of Education

•    Former Assistant to the President for Domestic Policy, The White House

•    Former senior advisor to the Governor of Texas

•    Service on advisory and trustee boards for charitable and nonprofit organizations

Steadman Upham, Ph.D., 1949 Trustee (2010)	President and University Professor, The University of Tulsa	76	None	• Senior academic leadership positions for multiple universities • Service on advisory and trustee boards for educational and nonprofit organizations • Ph.D., anthropology

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Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the Series’ service providers also permit the interested trustees to make a significant contribution to the Series’ board.

Name, year of birth and position with Series (year first elected as a trustee2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the Series during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Donald D. O’Neal, 1960 Vice Chairman of the Board (1998)	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

Other officers5

Name, year of birth and position with Series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the Series
Alan N. Berro, 1960 President (1998)	Partner – Capital World Investors, Capital Research and Management Company
Michael J. Downer, 1955 Executive Vice President (1991)	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Chairman of the Board, Capital Bank and Trust Company*
Abner D. Goldstine, 1929 Senior Vice President (1993)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
John H. Smet, 1956 Senior Vice President (1994)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President (2008)	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Chairman of the Board, Capital International Asset Management (Canada), Inc.*
Sung Lee, 1966 Vice President (2008)	Partner – Capital Research Global Investors, Capital International, Inc.*
Maria T. Manotok, 1974 Vice President (2012)	Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company
S. Keiko McKibben, 1969 Vice President (2010)	Partner – Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President (2010)	Partner – Capital Research Global Investors, Capital International, Inc.*
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Name, year of birth and position with Series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the Series
Dylan Yolles, 1969 Vice President (2012)	Partner – Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary (2003)	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer (2008)	Vice President - Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary (2014)	Fund Boards Coordinator – Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 1968 Assistant Treasurer (2006)	Vice President – Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2010)	Vice President – Investment Operations, Capital Research and Management Company
*	Company affiliated with Capital Research and Management Company.
[1]	The term independent trustee refers to a trustee who is not an “interested person” of the funds within the meaning of the 1940 Act.
[2]	Trustees and officers of the Series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[4]	The term interested trustee refers to a trustee who is an “interested person” of the funds within the meaning of the 1940 Act, on the basis of his or her affiliation with the Series’ investment adviser, Capital Research and Management Company, or affiliated entities.
[5]	All of the officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the Series is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2014:

Name	Dollar range[1] of fund shares owned[3]	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1] of independent trustees deferred compensation[4] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[4] allocated to all funds within American Funds family overseen by trustee
Independent trustees
William H. Baribault	None	Over $100,000	N/A5	$10,001 – $50,000
James G. Ellis	None	Over $100,000	N/A5	N/A
Leonard R. Fuller	None	Over $100,000	N/A5	Over $100,000
R. Clark Hooper	None	Over $100,000	N/A5	Over $100,000
Merit E. Janow	None	Over $100,000	N/A5	N/A
Laurel B. Mitchell	None	Over $100,000	N/A5	$50,001 – $100,000
Frank M. Sanchez	None	$10,001 – $50,000	N/A5	N/A
Margaret Spellings	None	Over $100,000	N/A5	Over $100,000
Steadman Upham	None	Over $100,000	N/A5	Over $100,000

Name	Dollar range[1] of fund shares owned[2]	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees
Donald D. O’Neal	None	Over $100,000
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	N/A indicates that the listed individual, as of December 31, 2014, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.
[3]	Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each trustee’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations.
[4]	Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.
[5]	The funds in the Series are not available for investment in the independent trustees deferred compensation plan.
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Trustee compensation — No compensation is paid by the Series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the Series” section in this statement of additional information, all other officers and trustees of the Series are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The Series typically pays each independent trustee an annual fee, which ranges from $27,273 to $54,547, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the Series generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The Series and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of Series expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended December 31, 2014:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the series	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault[2]	$108,222	$355,312
James G. Ellis	107,518	342,057
Leonard R. Fuller[2]	111,502	340,087
R. Clark Hooper	112,476	411,468
Merit E. Janow	79,359	267,087
Laurel B. Mitchell[2]	130,429	265,556
Frank M. Sanchez	126,812	256,556
Margaret Spellings[2]	88,025	335,681
Steadman Upham[2]	91,944	274,004
[1]	Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2014 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.
[2]	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) through the end of the 2014 fiscal year for participating trustees is as follows: William H. Baribault ($52,173), Leonard R. Fuller ($166,993), Laurel B. Mitchell ($45,554), Margaret Spellings ($79,549) and Steadman Upham ($411,149). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the trustees.
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Series organization and the board of trustees — The Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. At a meeting of the Series’ shareholders on November 24, 2009, shareholders approved the reorganization of the Series to a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the Series can be found in a proxy statement for the Series dated August 28, 2009, which is available on the SEC’s website at sec.gov.

All Series operations are supervised by its board of trustees, which meets periodically and performs duties required by applicable state and federal laws. Independent board members are paid certain fees for services rendered to the Series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

The Series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The board of trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the Series will be allocated among the funds in proportion to the total net assets of each fund.

Each of the American Funds Global Growth Portfolio and the American Funds Growth and Income Portfolio has Class 1, Class 2 and Class 4 shares. Each of the American Funds Managed Risk Growth Portfolio, the American Funds Managed Risk Growth and Income Portfolio and the American Funds Global Allocation Portfolio has Class P1 and Class P2 shares. Other funds in the Series have Class 1, Class 2, Class 3 and/or Class 4 shares or Class P1 and Class P2 shares. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the Series’ amended and restated rule 18f-3 Plan. Class 2, Class 3, Class 4, Class P1 and Class P2 shareholders have exclusive voting rights with respect to their respective rule 12b-1 Plans adopted in connection with the distribution of Class 2, Class 3, Class 4, Class P1 and Class P2 shares. Class 4, Class P1 and Class P2 shareholders have exclusive voting rights with respect to their Insurance Administrative Services Plans. Shares of each class of the Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

The Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the Series will hold a meeting at which any member of the board could be removed by a majority vote.

The Series’ declaration of trust and by-laws, as well as separate indemnification agreements that the Series has entered into with independent trustees, provide in effect that, subject to certain conditions, the Series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the Series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

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Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the Series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for Series management and independent counsel to the trustees and the fund.

Risk oversight — Day-to-day management of the Series, including risk management, is the responsibility of the Series’ contractual service providers, including the Series’ investment adviser, principal underwriter/distributor, transfer agent and, if applicable, subadviser. Each of these entities is responsible for specific portions of the Series’ operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use. In that regard, the board receives reports regarding the operations of the Series’ service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the Series and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the Series board, which are composed of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the Series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the Series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each fund’s objectives. As a result of the foregoing and other factors, the ability of the Series’ service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The Series has an audit committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, Laurel B. Mitchell, Frank M. Sanchez and Steadman Upham. The committee provides oversight regarding the Series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series’ principal service providers. The committee acts as a liaison between the Series’ independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2014 fiscal year.

The Series has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement and plans of distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the Series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2014 fiscal year.

The Series has a nominating and governance committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings and Steadman Upham. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and

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nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Series, addressed to the Series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2014 fiscal year.

Proxy voting procedures and principles — The funds’ investment adviser, in consultation with the Series’ board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the funds, the underlying funds and other American Funds. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the Series’ board. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

In addition to our proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third party advisory firms on a case-by-case basis. We do not, as a policy, follow the voting recommendations provided by these firms.  We periodically assess the information provided by the Advisory Firms and report to the Joint Proxy Committee of the American Funds (“JPC”), as appropriate.

The JPC is composed of independent board members from each board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters. Members of the JPC also may be called upon to resolve voting conflicts involving funds co-managed by the investment adviser’s equity investment divisions and vote proxies when necessary as a result of regulatory requirements (see below for more information).

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From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (1) a client with substantial assets managed by the investment adviser or its affiliates, (2) an entity with a significant business relationship with the American Funds organization, or (3) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

In cases where a fund is co-managed and a portfolio company is held by more than one of the investment adviser’s equity investment divisions, voting ties are resolved by one of the following methods. First, for those funds that have delegated tie-breaking authority to the investment adviser, the outcome will be determined by the equity investment division with the larger position in the portfolio company as of the record date for the shareholder meeting. For the remaining funds, members of the JPC representing those funds will determine the outcome based on a review of the same information provided to the relevant investment analysts, proxy coordinators and proxy committee members.

Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, the Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, they have not fulfilled their fiduciary duties. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

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Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — Each of the funds expects to start investment operations on or about May 1, 2015, and therefore does not yet have any investors as of the date of this statement of additional information.

As of April 1, 2015, the officers and trustees of the Series, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.

Investment adviser — Capital Research and Management Company, the Series’ investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the Series (but not with respect to the managed risk funds) and, therefore, is not subject to registration or regulation as such under the CEA with respect to the Series (other than with respect to the managed risk funds).

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

The investment adviser has designed policies and procedures reasonably designed to ensure that the subadviser to the managed risk funds complies with each managed risk fund’s investment objective,

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strategies and restrictions and provides oversight and monitoring of the subadviser’s activities and compliance procedures.

Subadviser — Milliman Financial Risk Management LLC is the subadviser to the managed risk funds with respect to the managed risk strategy. Milliman Financial Risk Management LLC is a wholly owned subsidiary of Milliman, Inc. and is located at 71 South Wacker Drive, 31st Floor, Chicago, IL 60606.

Compensation of investment professionals — The fund is managed by a Portfolio Oversight Committee consisting of investment professionals employed by Capital Research and Management Company. The investment professionals serving on the Portfolio Oversight Committee are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results for the underlying funds in which the fund invests, as well as qualitative considerations, such as an individual’s contribution to the organization, which would include service on the Portfolio Oversight Committee and service as a portfolio manager to an underlying fund. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

Portfolio managers of the subadviser to the managed risk funds are paid competitive salaries by Milliman Financial Risk Management LLC. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s contributions to the organization and other factors.

Investment professional fund holdings and management of other accounts — Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each investment professional’s need for variable annuity or variable life insurance contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The investment professionals who manage the funds have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they do not hold shares of the funds.

Portfolio managers and other investment professionals may also manage assets in other funds advised by Capital Research and Management Company or its affiliates. Other managed accounts as of the end of the Series’ most recently completed fiscal year are listed as follows:

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The following tables reflect information as of December 31, 2014:

Portfolio manager/ Investment professional	Number of other registered investment companies (RICs) for which portfolio manager or investment professional manages (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager or investment professional manages (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager or investment professional manages (assets of other accounts in billions)[3]
American Funds Global Growth Portfolio
Alan N. Berro	22	$221.3	None		None
Joanna F. Jonsson	17	$198.2	2	$0.26	None
James B. Lovelace	18	$260.0	None		None
Wesley K.-S. Phoa	17	$152.8	2	$0.25	3	$2.29
John H. Smet	18	$259.2	None		None
Andrew B. Suzman	18	$273.9	None		None
Bradley J. Vogt	16	$185.6	None		None
American Funds Global Growth and Income Portfolio
Alan N. Berro	22	$221.3	None		None
Joanna F. Jonsson	17	$198.2	2	$0.26	None
James B. Lovelace	18	$260.0	None		None
Wesley K.-S. Phoa	17	$152.8	2	$0.25	3	$2.29
John H. Smet	18	$259.2	None		None
Andrew B. Suzman	18	$273.9	None		None
Bradley J. Vogt	16	$185.6	None		None
American Funds Managed Risk Growth Portfolio
Alan N. Berro	22	$221.3	None		None
Joanna F. Jonsson	17	$198.2	2	$0.26	None
James B. Lovelace	18	$260.0	None		None
Wesley K.-S. Phoa	17	$152.8	2	$0.25	3	$2.29
John H. Smet	18	$259.2	None		None
Andrew B. Suzman	18	$273.9	None		None
Bradley J. Vogt	16	$185.6	None		None
American Funds Managed Risk Growth and Income Portfolio
Alan N. Berro	22	$221.3	None		None
Joanna F. Jonsson	17	$198.2	2	$0.26	None
James B. Lovelace	18	$260.0	None		None
Wesley K.-S. Phoa	17	$152.8	2	$0.25	3	$2.29
John H. Smet	18	$259.2	None		None
Andrew B. Suzman	18	$273.9	None		None
Bradley J. Vogt	16	$185.6	None		None
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Portfolio manager/ Investment professional	Number of other registered investment companies (RICs) for which portfolio manager or investment professional manages (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager or investment professional manages (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager or investment professional manages (assets of other accounts in billions)[3]
American Funds Managed Risk Global Allocation Portfolio
Alan N. Berro	22	$221.3	None		None
Joanna F. Jonsson	17	$198.2	2	$0.26	None
James B. Lovelace	18	$260.0	None		None
Wesley K.-S. Phoa	17	$152.8	2	$0.25	3	$2.29
John H. Smet	18	$259.2	None		None
Andrew B. Suzman	18	$273.9	None		None
Bradley J. Vogt	16	$185.6	None		None
[1]	Indicates RIC(s) for which the portfolio manager or investment professional also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC or account has an advisory fee that is based on the performance of the RIC or account.
[2]	Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
[3]	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers, investment professionals and their families are not reflected.

Portfolio manager	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)
Adam Schenck	7	$6.98	1	$0.26.	None

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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the Series and the investment adviser will continue in effect until January 31, 2016, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subadvisers approved by the Series’ board and the shareholders of each applicable fund, pursuant to an agreement between the investment adviser and such subadviser. Any such subadviser will be paid solely by the investment adviser out of the investment adviser’s fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Series, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Series relating to the services furnished by the investment adviser. Subject to the expense agreement described below, the Series will pay all expenses not expressly assumed by the investment adviser, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; fund accounting fees, if applicable; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with the investment adviser; association dues; and costs of stationary and forms prepared exclusively for the Series.

As compensation for its services for each of the funds (other than the managed risk funds), the investment adviser receives a monthly fee that is accrued daily, calculated at the annual rate of .10% of average daily net assets. As compensation for its services for each managed risk fund, the investment adviser receives a monthly fee that is accrued daily, calculated at the annual rate of .25% of average daily net assets. The investment adviser is currently waiving a portion of its investment advisory services fee for each share class of each fund.

The investment adviser has entered into a contract with the subadviser with respect to each managed risk fund and compensates the subadviser out of the investment advisory fees it receives from each managed risk fund.

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Since each fund pursues its investment objective by investing in underlying funds, you will bear your proportionate share of a fund’s operating expenses and also, indirectly, the operating expenses of the underlying funds in which the fund invests. The following table provides the annual advisory fee rates for each of the potential underlying funds excluding any waivers or reimbursements during each underlying fund’s most recently completed fiscal year:

Underlying funds	Annual fee rate
Global Growth Fund	.52%
Global Small Capitalization Fund	.70
International Fund	.50
New World Fund	.72
Blue Chip Income and Growth Fund	.40
Global Growth and Income Fund	.60
Growth-Income Fund	.27
Capital Income Builder	.50
Asset Allocation Fund	.28
Global Balanced Fund	.66
Bond Fund	.37
Global Bond Fund	.53

Sub-Advisory Agreement — The subadviser is appointed by the Series and the investment adviser, and provides services to the managed risk funds, pursuant to a Sub-Advisory Agreement. The Sub-Advisory Agreement between the investment adviser, the Series and the subadviser will continue in effect until January 31, 2016, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Sub-Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Advisory and Service Agreement. In addition, the Sub-Advisory Agreement provides that the subadviser will be paid solely by the investment adviser out of the investment adviser’s fees.

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Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class 1, Class 2 and Class 4 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class 1, Class 2 and Class 4 shares. The Administrative Agreement will continue in effect until January 31, 2016, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). The funds are not assessed an administrative services fee for administrative services provided under the Administrative Agreement. However, the investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets from the Class 1 shares of the underlying funds.

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Plans of distribution — The Series has adopted plans of distribution (the “Plans”) for its Class 2, Class 4, Class P1 and Class P2 shares, pursuant to rule 12b-1 under the 1940 Act. As required by rule 12b-1, the Plans have been approved by a majority of the entire board of trustees, and separately by a majority of the trustees who are not “interested persons” of the Series and who have no direct or indirect financial interest in the operation of the Plans. Potential benefits of the Plans to the Series include improved shareholder services, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not “interested persons” of the Series is committed to the discretion of the trustees who are not “interested persons” during the existence of the Plans. The Plans are reviewed quarterly and must be renewed annually by the board of trustees.

Under the Plans, the Series may expend up to .25% of the assets of Class 2, Class 4 and Class P1 shares and up to .50% of the assets of Class P2 shares. The board of trustees has authorized the Series to pay to insurance company contract issuers .25% of each fund’s average net assets of Class 2, Class 4 and Class P2 shares annually to finance any distribution activity which is primarily intended to benefit the Class 2, Class 4 and/or Class P2 shares of the fund, provided that the board of trustees of the Series has approved the categories of expenses for which payment is being made. The board of trustees has not authorized any payments on Class P1 assets pursuant to the Plan for Class P1 shares. Payments made pursuant to the Plans will be used by insurance company contract issuers to pay a continuing annual service or distribution fee to dealers on the value of all variable annuity and variable life insurance contract payments for account-related services provided to existing shareholders.

Insurance administration fee — The insurance companies for which the fund’s Class 4, Class P1 and Class P2 shares are available provide certain administrative services for the separate accounts that hold the shares of the fund and the contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders annuities. These services include, but are not limited to, record maintenance, shareholder communications and transactional services. These services are provided pursuant to Insurance Administrative Services Plans adopted by the Series relating to the fund’s Class 4, Class P1 and Class P2 shares. Under these plans, the insurance company receives .25% of each fund’s average daily net assets attributable to Class 4, Class P1 and Class P2 shares, respectively.

Compensation to insurance companies — American Funds Distributors, at its expense, currently makes payments to certain of the insurance companies that may offer one or more of the funds as the underlying investment in insurance contracts. These payments generally cover expenses associated with education and training meetings sponsored by American Funds Distributors for insurance company sales forces.

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Execution of portfolio transactions

The fund does not incur any brokerage commissions for purchasing shares of the underlying funds. However, the fund may incur brokerage commissions and/or investment dealer concessions when purchasing short-term debt securities. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Specific decisions to purchase or sell futures contracts for a managed risk fund are made by the portfolio managers of the subadviser. Purchases of such financial instruments for a managed risk fund will be effected through FCMs that specialize in the types of futures contracts that the managed risk fund will be holding. The investment adviser will use reasonable efforts to choose FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The subadviser and investment adviser will monitor the FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the size of the orders, the difficulty of executions, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.

For information regarding the policies with respect to the execution of portfolio transactions of the underlying funds, please see the statement of additional information for the underlying fund.

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Disclosure of portfolio holdings

The Series’ investment adviser, on behalf of the funds, has adopted policies and procedures with respect to the disclosure of information about the funds’ portfolio securities. These policies and procedures have been reviewed by the Series’ board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the Series’ Chief Compliance Officer.

Under these policies and procedures, each fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website (americanfunds.com/afis) no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The Series’ custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the Series’ custodian, outside counsel and auditor.

Each fund’s portfolio holdings, dated as of the end of each calendar month, are made available to insurance companies that use the funds as underlying investments in their variable annuity contracts and variable life insurance policies. Monthly holdings are made available to help the insurance companies evaluate the funds for inclusion in the contracts and life insurance policies they offer and to evaluate and manage the insurance guarantees offered under their insurance contracts. Monthly holdings may be provided to insurance companies no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Monthly holdings may also be provided to the managed risk funds’ subadviser. Insurance companies may receive a list of the futures contracts and other investments that make up a managed risk fund’s managed risk strategy each business day. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg, Overlap and Thomson Financial Research. Information on certain portfolio characteristics of the funds and underlying funds are also provided to the insurance companies and the managed risk funds’ subadviser each business day.

Affiliated persons of the Series, including officers of the Series and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the Series and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the Series, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the Series, its investment adviser or any of their

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affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the Series’ investment adviser. In exercising their authority, the committees determine whether disclosure of information about the funds’ portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain Series service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the Series or its designee. Orders received by the Series or authorized designee after the time of the determination of the net asset value will be entered at the next calculated offering price.

The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing price unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price). The fund’s investment adviser delivers the net asset value every day it is calculated to each insurance company that offers such fund as an underlying investment to its variable contracts by, for example, email, direct electronic transmission or facsimile or through the systems of the National Securities Clearing Corporation.

As noted in the fund’s prospectus, the principal assets of the fund consist of investments in the underlying funds and, in the case of the managed risk funds, exchange traded futures.

Exchange traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

The fund’s investments in the underlying funds are reflected in the net assets of the fund on the day of investment. All portfolio securities of the underlying funds are valued, and the net asset values per share for each share class are determined, as indicated below.

The underlying funds are priced based on the net asset value of the underlying funds, calculated as of approximately 4 p.m. New York time each day the New York Stock Exchange is open. Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of an underlying fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at

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the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the Series’ board. Subject to board oversight, the Series’ board has delegated the obligation to make fair valuation determinations for each underlying fund to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

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Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code (“Code”) so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

The fund is subject to a set of asset diversification requirements applicable to insurance company separate accounts and their underlying funding vehicles. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the fund must (a) be qualified as a "regulated investment company"; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities. The Series intends to comply with these regulations. If the fund should fail to comply with these regulations, Contracts invested in the fund will not be treated as annuity, endowment or life insurance contracts under the Code.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. Capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

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General information

Custodian of assets — Securities and cash owned by the funds (other than the managed risk funds), including proceeds from the sale of shares of the funds and of securities in the funds’ portfolios, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, as custodian. Securities and cash owned by the managed risk funds, including proceeds from the sale of shares of the managed risk funds and of securities in the managed risk funds’ portfolios, are held by Bank of New York Mellon, One Wall Street, New York, NY 10286, as custodian. Non-U.S. securities may be held by the respective custodians in non-U.S. banks or securities depositories or foreign branches of U.S. banks.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of each insurance company’s separate account, processes purchases and redemptions of the funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618.

Independent registered public accounting firm — PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017, serves as the Series’ independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The selection of the Series’ independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the Series and for trustees who are not interested persons (as defined by the 1940 Act) of the Series. A determination with respect to the independence of the Series’ counsel will be made at least annually by the independent trustees of the Series, as prescribed by applicable 1940 Act rules.

Prospectuses and reports to shareholders — The Series’ fiscal year ends on December 31. Contract owners are provided updated prospectuses or summary prospectuses by their insurance provider annually and at least semiannually with reports showing the funds’ investment portfolios or summary investment portfolios, financial statements and other information. The Series’ annual financial statements are audited by the independent registered public accounting firm of PricewaterhouseCoopers LLP.

Codes of ethics — The Series, Capital Research and Management Company and its affiliated companies have adopted codes of ethics that allow for personal investments, including securities in which the funds of the Series may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions. The subadviser to the managed risk funds has adopted a code of ethics which restricts, subject to certain conditions, personnel of the subadviser from investing in certain securities.

Shareholder and trustee responsibility — Under the laws of certain states, including Massachusetts, where the Series was organized, and California, where the Series’ principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Series. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Series itself

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would be unable to meet its obligations. The declaration of trust contains an express disclaimer of shareholder liability for acts or obligations of the Series and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Series or trustees. The declaration of trust provides for indemnification out of Series property of any shareholder personally liable for the obligations of the Series and also provides for the Series to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the declaration of trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Series will provide indemnification to its trustees and officers as authorized by its by-laws and by the 1940 Act and the rules and regulations thereunder.

Registration statement — A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act with respect to the fund. The prospectus and this statement of additional information do not contain all information set forth in the registration statement, its amendments and exhibits, to which reference is made for further information concerning the fund. Statements contained in the prospectus and this statement of additional information as to the content of the contracts issued through the separate accounts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to the registration statements of the separate accounts and contracts as filed with the Securities and Exchange Commission.

Authorized shares — The Series was organized as a Massachusetts business trust which permits the fund to issue an unlimited number of shares of beneficial interest of one or more classes.

Redemption of shares — While payment of redemptions normally will be in cash, the Series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the Series’ board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other Series shareholders.

Voting rights — Shareholders have one vote per share owned. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in a fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in accordance with voting instructions received, and will vote shares or other voting interests not received in proportion to the voting instructions received by all separate accounts. In addition, fund shares held directly by an insurance company, if any, will be voted in proportion to the voting instructions received by all separate accounts. As a result of proportional voting, the vote of a small number of contract holders could determine the outcome of a shareholder vote.

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Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating definitions

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

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Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

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C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

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Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

•	The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;
•	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
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RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

•	The selective payment default on a specific class or currency of debt;
•	The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

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Description of commercial paper ratings

Moody’s

Commercial paper ratings (highest three ratings)

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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American Funds Insurance Series

Part C

Other Information

Item 28. Exhibits for Registration Statement (1940 Act No. 811-03857 and 1933 Act No. 002-86838)

(a-1)	Articles of Incorporation – Declaration of Trust dated 9/9/83 – previously filed (see Post-Effective (“P/E”) Amendment No. 24 filed 3/31/97); Certificate of Amendment of Declaration of Trust dated 10/19/88 - previously filed (see P/E Amendment No. 24 filed 3/31/97); Redesignation of an Existing Series of Shares of Beneficial Interest without Par Value dated 3/19/02 – previously filed (see P/E Amendment No. 33 filed 4/30/02); Establishment and Designation of Additional Class of Shares of Beneficial Interest Without Par Value dated 9/16/02 – previously filed (see P/E Amendment No. 35 filed 10/30/03); Establishment and Designation of Additional Series of Shares of Beneficial Interest Without Par Value dated 3/14/06 – previously filed (see P/E Amendment No. 40 filed 4/28/06); Establishment and Designation of Additional Series of Shares of Beneficial Interest Without Par Value dated 9/19/06 – previously filed (see P/E Amendment No. 44 filed 10/2/06); and Establishment and Designation of Additional Series of Shares of Beneficial Interest Without Par Value dated 6/18/08 – previously filed (see P/E Amendment No. 47 filed 7/14/08); Establishment and Designation of Additional Series of Shares of Beneficial Interest Without Par Value dated 12/1/10 – previously filed (see P/E Amendment No. 53 filed 4/29/11); Establishment and Designation of Additional Series of Shares of Beneficial Interest Without Par Value dated 6/13/12 – previously filed (see P/E Amendment No. 58 filed 9/17/12); Establishment and Designation of Additional Series of Shares of Beneficial Interest Without Par Value dated 9/12/12 – previously filed (see P/E Amendment No. 61 filed 12/14/12); Establishment and Designation of Additional Series of Shares of Beneficial Interest Without Par Value Dated 12/5/12 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Establishment and Designation of Additional Series of Shares of Beneficial Interest Without Par Value Dated 1/6/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Redesignation of Existing Series of Shares of Beneficial Interest Without Par Value dated 4/15/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); and Establishment and Designation of Additional Series of Shares of Beneficial Interest Without Par Value dated 1/23/14 – previously filed (see P/E Amendment No. 67 filed 4/30/14)

(a-2)	Amendment to Declaration of Trust dated 12/8/14; Establishment and Designation of Additional Series of Shares of Beneficial Interest Without Par Value dated 1/9/15

(b)	By-Laws - By-Laws as amended 8/5/09 – previously filed (see P/E Amendment No. 51 filed 4/30/10)

(c)	Instruments Defining Rights of Security Holders - none

(d-1)	Investment Advisory Contracts – Investment Advisory and Service Agreement dated 9/17/12 – previously filed (see P/E Amendment No. 58 filed 9/17/12); Sub-Advisory Agreement with Milliman Financial Risk Management LLC – previously filed (see P/E Amendment No. 58 filed 9/17/12); Amended and Restated Investment Advisory and Service Agreement dated 5/1/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Investment Advisory and Service Agreement dated 9/17/12, as amended 3/3/13; First Amendment to Subadvisory Agreement with Milliman Financial Risk Management LLC dated 3/3/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Amended and Restated Investment Advisory and Service Agreement dated 1/1/14 – previously filed (see P/E Amendment No. 67 filed 4/30/14); and Amended and Restated Investment Advisory and

Service Agreement dated 5/1/14 – previously filed (see P/E Amendment No. 67 filed 4/30/14)

(d-2)	Amended and Restated Investment Advisory and Service Agreement dated 2/1/15; Investment Advisory and Service Agreement dated 5/1/15; and Second Amendment to Subadvisory Agreement with Milliman Financial Risk Management LLC dated 5/1/15

(e)	Underwriting Contracts – Form of Fund Participation Agreement - previously filed (see P/E Amendment No. 23 filed 1/15/97); Principal Underwriting Agreement dated 7/12/89 – previously filed (see P/E Amendment No. 24 filed 3/31/97); Amendment to Principal Underwriting Agreement dated 2/7/92 – previously filed (see P/E Amendment No. 24 filed 3/31/97); Fund Participation Agreement dated 9/30/02 – previously filed (see P/E Amendment No. 35 filed 10/30/03)

(f)	Bonus or Profit Sharing Contracts – Form of Deferred Compensation Plan effective 3/21/13

(g-1)	Custodian Agreements – Form of Global Custody Agreement with State Street Bank and Trust Company dated 12/14/06 – previously filed (see P/E Amendment No. 45 filed 5/1/07); Global Custody Agreement with Bank of New York Mellon dated 11/1/10, as amended 9/14/12 – previously filed (see P/E Amendment No. 58 filed 9/17/12); Form of amended Global Custody Agreement with State Street Bank and Trust Company – previously filed (see P/E Amendment No. 64 filed 4/30/13); Form of amended Global Custody Agreement with Bank of New York Mellon – previously filed (see P/E Amendment No. 64 filed 4/30/13); and Amendment to Global Custody Agreement with State Street Bank and Trust Company dated 5/1/14 – previously filed (see P/E Amendment No. 67 filed 4/30/14)

(g-2)	Form of Amendment to Global Custody Agreement with State Street Bank and Trust Company dated 5/1/15; Form of Amendment to Global Custody Agreement with The Bank of New York Mellon dated 5/1/15

(h-1)	Other Material Contracts – Form of Indemnification Agreement dated 7/1/04 - previously filed (see P/E Amendment No. 38 filed 4/29/05); Insurance Administrative Services Plan – previously filed (see P/E Amendment No. 58 filed 9/17/12); Sub-Administration Agreement – previously filed (see P/E Amendment No. 58 filed 9/17/12); Amended and Restated Administrative Service Agreement dated 12/5/12 – previously filed (see P/E Amendment No. 61 filed 12/14/12); Amended and Restated Shareholder Services Agreement dated 12/5/12 – previously filed (see P/E Amendment No. 61 filed 12/14/12); and Class 4 Insurance Administrative Services Plan dated 12/5/12 – previously filed (see P/E Amendment No. 61 filed 12/14/12); Agreement and Plan of Reorganization and Liquidation dated 12/5/12 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Insurance Administrative Services Plan for Class 4 shares dated 12/5/12, as amended on 3/13/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Insurance Administrative Services Plan for Classes P1 and P2 shares dated 9/17/12, as amended on 3/13/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Amendment to Sub-Administration Agreement with Bank of New York Mellon dated 4/26/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Amended and Restated Administrative Services Agreement dated 12/5/12, as amended on 3/13/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Amended and Restated Shareholder Services Agreement dated 12/5/12, as amended on 3/13/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Exhibit A to the Amended and Restated Administrative Service Agreement dated 5/1/14 – previously filed (see P/E Amendment No. 67 filed 4/30/14); and Exhibit A to the Class 4 Insurance Administrative Services Plan dated 5/1/14 – previously filed (see P/E Amendment No. 67 filed 4/30/14)

(h-2)	Exhibit A to the Insurance Administrative Services Plan for Class 4 shares dated 5/1/15; Exhibit A to the Insurance Administrative Services Plan for Classes P1 and P2 shares dated 5/1/15; Form of Amendment to Sub-Administration Agreement with Bank of New York Mellon dated 5/1/15; Administrative Service Agreement dated 5/1/15; and Exhibit A to the Amended and Restated Shareholder Services Agreement dated 5/1/15

(i-1)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 24 filed 3/31/97; P/E Amendment No. 36 filed 1/15/04; P/E Amendment No. 58 filed 9/17/12; P/E Amendment No. 61 filed 12/14/12); and P/E Amendment No 67 filed 4/30/14)

(i-2)	Legal Opinion

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements - none

(l)	Initial Capital Agreements – Investment Letter from Investment Adviser relating to initial shares dated December 1983 – previously filed (see P/E Amendment No. 24 filed 3/31/97); Mixed and Shared Funding Order - previously filed (see P/E Amendment No. 36 filed 1/15/04)

(m-1)	Rule 12b-1 Plan – Class 2 Plan of Distribution - previously filed (see P/E Amendment No. 24 filed 3/31/97); Class 3 Plan of Distribution - previously filed (see P/E Amendment No. 35 filed 10/30/03); Class P1 Plan of Distribution – previously filed (see P/E Amendment No. 58 filed 9/17/12); Class P2 Plan of Distribution – previously filed (see P/E Amendment No. 58 filed 9/17/12); Class 4 Plan of Distribution dated 12/5/12 – previously filed (see P/E Amendment No. 61 filed 12/14/12); Class 4 Plan of Distribution dated 12/5/12, as amended on 3/13/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Class P1 Plan of Distribution dated 9/17/12, as amended on 3/13/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); Class P2 Plan of Distribution dated 9/17/12, as amended on 3/13/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); and Amended and Restated Class 2 Plan of Distribution dated 5/1/14 – previously filed (see P/E Amendment No. 67 filed 4/30/14); and Exhibit A to the Class 4 Plan of Distribution dated 5/1/14 – previously filed (see P/E Amendment No. 67 filed 4/30/14)

(m-2)	Exhibit A to the Amended and Restated Class 2 Plan of Distribution dated 5/1/15; Exhibit A to the Class 4 Plan of Distribution dated 5/1/15; Exhibit A to the Class P1 Plan of Distribution dated 5/1/15; and Exhibit A to the Class P2 Plan of Distribution dated 5/1/15

(n-1)	Rule 18f-3 – Amended and Restated Multiple Class Plan dated 12/5/12 – previously filed (see P/E Amendment No. 61 filed 12/14/12); Amended and Restated Multiple Class Plan dated 12/5/12, as amended on 3/13/13 – previously filed (see P/E Amendment No. 64 filed 4/30/13); and Exhibit A to the Amended and Restated Multiple Class Plan dated 5/1/14 – previously filed (see P/E Amendment No. 67 filed 4/30/14)

(n-2)	Exhibit A to the Amended and Restated Multiple Class Plan dated 5/1/15

(o)	Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated March 2015; and Code of Ethics for the Registrant

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article V of the Registrant’s Declaration of Trust and Article VI of the Registrant’s By-Laws as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an "interested person" of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31. Business and Other Connections of the Investment Adviser

None.

Item 32. Principal Underwriters

Not applicable.

Item 33. Location of Accounts and Records

Accounts, books and other records required to be maintainedby Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Series and the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the investment adviser's accounting department, 6455 Irvine Center Drive, Irvine, CA 92618; and/or 5300 Robin Hood Road, Norfolk, VA 23513.

Records covering portfolio transactions are also maintained and kept by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Certain other books and records required to be maintained by the Registrant’s investment adviser under Section 4.23 under the Commodity Exchange Act and the rules and regulations promulgated thereunder, including records relating to certain portfolio transactions, are maintained and kept in the offices of Bank of New York Mellon, One Wall Street, New York, NY 10286 and/or Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, IL 60606.

Item 34. Management Services

None.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 30th day of April, 2015.

American Funds Insurance Series

By: /s/ Michael J. Downer

Michael J. Downer, Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on April 30, 2015, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Michael J. Downer	Executive Vice President
Michael J. Downer
(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Gregory F. Niland	Treasurer
Gregory F. Niland
(3)	Trustees:
	William H. Baribault*	Trustee
	James G. Ellis*	Trustee
	Leonard R. Fuller*	Trustee
	R. Clark Hooper*	Chairman (Independent and Non-Executive)
	Merit E. Janow*	Trustee
	Laurel B. Mitchell*	Trustee
	Donald D. O'Neal*	Vice Chairman of the Board
	Frank M. Sanchez*	Trustee
	Margaret Spellings*	Trustee
	Steadman Upham*	Trustee

*By: /s/ Steven I. Koszalka
(Steven I. Koszalka, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Erik A. Vayntrub

Erik A. Vayntrub

POWER OF ATTORNEY

I, William H. Baribault, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Yorba Linda, CA, this 7th day of October, 2014.

(City, State)

/s/ William H. Baribault

William H. Baribault, Board member

POWER OF ATTORNEY

I, James G. Ellis, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 4th day of October, 2014.

(City, State)

/s/ James G. Ellis

James G. Ellis, Board member

POWER OF ATTORNEY

I, Leonard R. Fuller, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Marina del Rey, CA, this 12th day of October, 2014.

(City, State)

/s/ Leonard R. Fuller

Leonard R. Fuller, Board member

POWER OF ATTORNEY

I, R. Clark Hooper, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series I – (File No. 33-5270, File No. 811-4653)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Bryn Mawr, PA, this 4th day of October, 2014.

(City, State)

/s/ R. Clark Hooper

R. Clark Hooper, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, this 6th day of October, 2014.

(City, State)

/s/ Merit E. Janow

Merit E. Janow, Board member

POWER OF ATTORNEY

I, Laurel B. Mitchell, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Pasadena, CA, this 3rd day of October, 2014.

(City, State)

/s/ Laurel B. Mitchell

Laurel B. Mitchell, Board member

POWER OF ATTORNEY

I, Donald D. O’Neal, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Francisco, CA, this 7th day of October, 2014.

(City, State)

/s/ Donald D. O’Neal

Donald D. O’Neal, Board member

POWER OF ATTORNEY

I, Frank M. Sanchez, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 4th day of October, 2014.

(City, State)

/s/ Frank M. Sanchez

Frank M. Sanchez, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Dallas, TX, this 3rd day of October, 2014.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Steadman Upham, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Tulsa OK, this 3rd day of October, 2014.

(City, State)

/s/ Steadman Upham

Steadman Upham, Board member